UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT	06082
(Address of principal executive offices)	(Zip code)
Eric Wietsma
100 Bright Meadow Blvd., Enfield, CT	06082
(Name and address of agent for service)

  Registrant’s telephone number, including area code:   (860) 562-1000

  Date of fiscal year end:   9/30/2019

  Date of reporting period:     9/30/2019

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MassMutual Select Funds

September 30, 2019

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“When it comes to retirement planning, MassMutual focuses on the long term and encourages all retirement investors to do the same. We believe that those who invest with an approach that’s designed to help their retirement savings withstand all market conditions have the potential to enjoy more financial security in retirement.”

September 30, 2019

Despite economic slowdowns and political tensions, markets remained strong

I am pleased to present you with the MassMutual Select Funds Annual Report, covering the year ended September 30, 2019 (the “fiscal year” or the “period”). During the first three quarters of 2019, U.S. stocks experienced a good deal of volatility, as the White House led a protracted trade war against China, with tariffs being imposed on both sides. Nevertheless, total returns for domestic equities during the period were positive, although gains were more muted than in the prior fiscal year.

Recently, we have seen indications that the global economy appears to be slowing down. For example, Chinese industrial production dropped to its lowest level since 2002 in August 2019, while the country’s retail sales slowed by more than 2%. The European Union also showed signs of weakness, with the German economy contracting by 0.1% in the second quarter of 2019. Foreign stocks in developed markets trailed their domestic counterparts for the period and lost a bit of traction for the year, but generally outpaced their emerging-market competitors.

U.S. consumer spending, which is key for the U.S.’s consumption-led economy, remained a bright spot, as retail sales continued to post strong gains throughout the year. Nevertheless, the temporary inversion of the U.S. yield curve troubled investors. That is because historically, yield curve inversions, which occur when short-term interest rates are higher than their long-term counterparts, have often signaled an impending recession.

In a turnaround from 2018, bond investors in the United States experienced strong returns during fiscal year 2019, outperforming stocks for the first time in years. This was largely due to the U.S. Federal Reserve’s actions on interest rates, with its Federal Open Market Committee lowering rates twice in 2019 in an effort to stabilize the economy.

In MassMutual’s view, savvy retirement investors maintain a long-term perspective when planning for the future. As a result, they understand that current headlines ordinarily have limited impact on their retirement planning. We also believe that individuals who follow certain investment guidelines, such as the ones below, may help themselves prepare for a stronger financial future.

Suggestions for retirement investors under any market conditions

View time as your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.

Save as much as possible

Of course, you cannot control – or predict the direction of – the investment markets. But you can control how often and how much you contribute to your retirement savings account. Saving as much as possible and increasing your contributions regularly is one way smart retirement investors know they can help themselves reach their retirement income goals, regardless of how markets perform.

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Continue to invest

Seasoned investors believe that “down” markets offer the potential to be rewarded by amassing larger positions at more favorable prices, as compared to investors who do not continue to invest when the market is down. That is why many financial professionals believe it is important to stay in the market, regardless of near-term results.

Monitor your asset allocation and diversify*

Stocks, bonds, and short-term/money market investments typically behave differently from one another depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, high-yield bonds, etc.). Many financial experts believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors suggest that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her to help ensure:

•	you are saving enough for retirement;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as on your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is related to the chance that your retirement savings could “run out” during your lifetime.

Retirement is a moment you plan for

MassMutual believes that retirement planning is not about crunching numbers – it’s about those moments when it all pays off. The more you plan for life’s greatest moments, the more you can relax and enjoy them. That is why our ongoing commitment is to help people financially protect their families today, so they can put themselves on the path to a more secure retirement. When it comes to retirement planning, MassMutual focuses on the long term and encourages all retirement investors to do the same. We believe that those who invest with an approach that is designed to help their retirement savings withstand all market conditions have the potential to enjoy more financial security in retirement. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA. All rights reserved. www.massmutual.com Underwriter: MML Distributors, LLC (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*Diversification and asset allocation do not ensure a profit or protect against loss in a declining market.

MassMutual Select Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2019

Market Highlights

•	For the reporting period from October 1, 2018 through September 30, 2019, U.S. stocks ended slightly higher, though they hit record levels in late July.

•

Global economic optimism faded during the period under the weight of global and domestic political tensions, mixed economic results, and the impact of existing tariffs and rhetoric threatening additional tariffs.

•	The Federal Open Market Committee (FOMC), in response to slowing global growth, announced two rate decreases in 2019 after one rate hike in December 2018.

•	Foreign stocks in developed markets and emerging markets saw losses over the reporting period, aggravated by a strengthening U.S. dollar.

•	U.S. bond investors enjoyed positive returns in a falling yield environment fueled by rate decreases and supportive central bank policy.

Market Environment

U.S. equity investors watched stock markets move mostly sideways for the fiscal year beginning October 1, 2018. U.S. stocks fell sharply in the first quarter of the period, suffering their worst quarterly decline in nearly a decade. They rebounded during the remaining quarters and crossed into record territory in late July 2019, but succumbed to volatility and uncertainty fueled by slowing global economic growth indicators and ongoing trade war acrimony between the U.S. and China. Both the S&P 500® Index* (S&P 500) and the Dow Jones Industrial AverageSM (Dow) ended the fiscal year only slightly ahead of where they started.

Global economic growth seemed to slow with less synchronized and more restrained economic indicators than in the recent past. The U.S. economy has shown signs that it may be in the late stages of the current business cycle. For example, a tightening labor market typically results in low unemployment rates, but tends to drive up wage growth, putting pressure on corporate earnings. Declining unemployment claims may point to a nearer-term plateau in employment growth. Mixed signals in housing data also tend to be consistent with late cycle trends. As a result, pundits’ speculation about recession has begun to emerge. Consensus still deems the risk of near-term recession to be low, but more possible than in recent years.

Global and domestic political tensions fueled market volatility throughout 2019. The U.S. threatened and imposed tariffs on Chinese goods, which prompted retaliatory responses from China. On-again, off-again trade talks added further turbulence. In Great Britain, negotiations for a Brexit deal broke down threatening a “no-deal” Brexit, which could create serious trade obstacles in Europe. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) At the end of the reporting period, parties were no closer to a deal, despite the looming October 31, 2019 deadline. Domestically, political rancor between the White House and the Democratic-led House of Representatives culminated in a call for the launch of a formal impeachment inquiry at the end of September. There does not appear to be an end in sight for the current political battles.

With these various tensions at play, the FOMC not only halted their previously announced calendar of rate hikes, but tapped the brakes and reduced rates twice during the period. Bond investors enjoyed some of the best returns they have seen in recent years, as bond indexes generally outperformed stock indexes for the period.

The broad market S&P 500 delivered a modest 4.25% return for the fiscal year. The Dow followed a similar pattern to end the period with a 4.21% advance. The technology-heavy NASDAQ Composite Index, which led returns in the last fiscal year, rose just over one-half of one percent for the period. Small- and mid-cap stocks underperformed their larger peers, as small-caps lagged significantly. Growth stocks outperformed their value counterparts during the period, although value investors enjoyed a resurgence toward the end of the fiscal year.

Six of 11 sectors in the S&P 500 delivered positive returns for the reporting period, led by the utilities, real estate, and consumer staples sectors, which all enjoyed double-digit growth and beat the S&P 500. The energy sector was the worst laggard for the fiscal year. The financials, materials, industrials, and health care sectors also ended in negative territory.

MassMutual Select Funds Annual Report – Economic and Market Overview (Unaudited) (continued)

Developed international markets, as measured by the MSCI EAFE® Index, not only trailed their domestic peers during the period, but also ended the fiscal year in negative territory, down 1.34%. Developed international markets struggled to gain traction under the weight of a strengthening U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and trade war rhetoric. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended down 2.02% for the period.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold for a short period in November 2018 before dropping back to 1.68% at the close of the period. Falling yields generally produce rising bond prices; therefore, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 10.30%. High-yield corporate bonds did not fare as well, but ended in positive territory. The Bloomberg Barclays U.S. Corporate High Yield Index advanced 6.36% by the end of the fiscal year.

Review and maintain your strategy

At MassMutual, we help people look out for those they love. We believe planning and saving for retirement continues to be an important and urgent challenge for many of our customers. Investing in stock and bond mutual funds can play an important role in helping build a stable source of retirement income that allows investors the freedom to retire any way they’d like. Maintaining a long-term perspective and setting realistic expectations about the future performance of your investment portfolio is very important. Financial markets can behave unpredictably. Our multi-managed and subadvised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level in changing markets, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned 10.42%, outperforming the 10.30% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2019, the Fund’s underweight allocation, relative to the benchmark, to the lagging energy and commodity-related sectors helped drive the Fund’s outperformance. Issue selection among investment-grade corporate bonds emphasizing communications and financials (particularly wirelines, real estate investment trusts, and property & casualty insurance) also contributed to relative returns. Issue selection within non-agency MBS supported returns, as the sector continued to benefit from solid demand and generally favorable housing fundamentals (i.e., steady, albeit slowing, home price appreciation). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) The Fund’s CMBS selections favoring seasoned issues and single asset/single borrower deals further benefited the Fund on the margin.

The Fund’s allocation to lagging high-yield corporate bonds as well as issue selection among adjustable-rate government guaranteed student loan ABS dragged on performance. Both underperformed amid the lower interest rate environment.

The Fund’s duration profile contributed modestly to the Fund’s performance. The Fund’s duration position shortened from slightly long compared to the benchmark to a neutral stance toward the end of the period. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

The Fund utilized derivatives to manage duration and yield curve, which had no material impact on performance for the reporting period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

Following a prolonged, somewhat underwhelming, expansion, MetWest has increasingly viewed current market conditions as late cycle, with a characteristic slowing pace of growth. Given the tightening posture of the Federal Reserve between late 2016 and early 2019 – nine rate hikes and significant balance sheet reduction – MetWest is not surprised that activity has slowed down somewhat. In particular, it believes a flatter yield curve reduces the incentives for financial intermediaries to expand lending books. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) MetWest also believes that trade policy uncertainty may lead to deferring of capital investment as business confidence weakens and falling U.S. manufacturing production volume puts downward pressure on potential growth.

MetWest continues to emphasize a cyclically aware philosophy designed to mitigate the effects of a more challenging downturn. The Fund maintains a defensive credit stance, while favoring senior parts of securitized products. MetWest has positioned the Fund to expand the risk budget when it believes long-term expected returns are more favorable.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

U.S. Government Agency Obligations and Instrumentalities	35.9%
Corporate Debt	26.9%
U.S. Treasury Obligations	23.8%
Non-U.S. Government Agency Obligations	14.7%
Mutual Funds	2.1%
Municipal Obligations	1.5%
Bank Loans	0.9%
Sovereign Debt Obligations	0.2%

Total Long-Term Investments	106.0%
Short-Term Investments and Other Assets and Liabilities	(6.0)%

Net Assets	100.0%

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 07/06/2010	Since Inception 04/01/2014
Class I	07/06/2010	10.42%	3.35%	3.62%
Class R5	07/06/2010	10.32%	3.25%	3.49%
Service Class	07/06/2010	10.24%	3.14%	3.39%
Administrative Class	07/06/2010	10.10%	3.05%	3.29%
Class R4	07/06/2010	9.96%	2.89%	3.16%
Class A	04/01/2014	9.89%	2.80%		2.84%
Class A (sales load deducted)*	04/01/2014	5.22%	1.91%		2.03%
Class R3	07/06/2010	9.63%	2.63%	2.90%
Bloomberg Barclays U.S. Aggregate Bond Index		10.30%	3.38%	3.47%	3.48%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 12.20%, outperforming the 10.30% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund had more interest rate exposure (duration) than the benchmark, which was a significant contributor to performance as interest rates fluctuated, but ultimately fell significantly from the beginning to the end of the period.

Over the period, U.S. Treasury (UST) yields traded in a wide range, and multiple sections of the UST yield curve inverted. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) When a yield curve inverts, the yields of shorter-term securities generally stay higher than those of longer-term issues. The Fund’s yield curve positioning, which was biased towards an environment anticipating a flattening yield curve, detracted from returns.

After a period of dramatic spread widening in late 2018, most spread sectors (i.e., investment-grade corporate bonds and other non-Treasury bonds) saw their spreads (meaning the differences in yields between comparable Treasury and non-Treasury securities) tighten in the first nine months of 2019. As such, both investment-grade and high-yield credit exposures, as well as structured product exposures, contributed positively to performance, as they saw spreads generally tighten. Other contributors to the Fund’s performance included its exposure to non-U.S. developed markets. In particular, the Fund’s short position in the euro currency aided performance, as the euro declined almost 6% relative to the U.S. dollar (USD) over the period.

Emerging-market exposures, in particular the Fund’s local currency-denominated positions, detracted from performance over the period, given the persistent strength of the USD. USD-denominated emerging-market positions also detracted in light of continued concerns over trade tensions and the global growth outlook. The Fund used derivative instruments mainly for hedging purposes during the period, including adjusting duration and term structure exposures. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) The portfolio also used currency futures, forwards, and options to adjust exposure to various foreign currencies. Currency forwards and futures are derivatives that lock in the price at which an investor can buy or sell a currency on a future date. Interest rate swaps were also utilized during the period to help manage the overall interest rate sensitivity of the Fund, and to manage against anticipated changes in interest rates. Single-name credit default swaps, as well as high-yield and investment-grade index swaps (CDX), were used to manage the Fund’s high-yield and investment-grade corporate bond exposures. Overall, the Fund’s use of derivatives had a negative impact on performance during the period.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Western Asset believes global growth could prove to be resilient. It remains encouraged by the ongoing strength of the consumer globally and the enormous amount of monetary stimulus supplied by both developed-market and emerging-market central banks. Western Asset believes that the combined weight of these two forces could truncate downside growth risks as we move toward 2020. Western Asset’s estimate for U.S. growth in 2019 runs between 2.0% and 2.25%, and it was encouraged by a recent rebound in consumer spending and a tentative improvement in manufacturing data. While Western Asset believes there are many downside risks and some countries might be at the brink of a technical recession, it believes that the market has become too pessimistic and that growth has the potential to recover modestly next year.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

U.S. Government Agency Obligations and Instrumentalities	36.9%
Corporate Debt	28.9%
U.S. Treasury Obligations	12.7%
Non-U.S. Government Agency Obligations	10.8%
Sovereign Debt Obligations	6.7%
Bank Loans	3.3%
Purchased Options	0.3%
Mutual Funds	0.3%
Municipal Obligations	0.0%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	12.31%	4.28%		4.42%
Class R5	12/31/2004	12.20%	4.16%	5.13%
Service Class	12/31/2004	12.02%	4.06%	5.05%
Administrative Class	12/31/2004	11.91%	3.94%	4.92%
Class R4	04/01/2014	11.82%	3.80%		3.94%
Class A	12/31/2004	11.72%	3.70%	4.66%
Class A (sales load deducted)*	12/31/2004	6.97%	2.80%	4.21%
Class R3	12/31/2004	11.48%	3.52%	4.43%
Bloomberg Barclays U.S. Aggregate Bond Index		10.30%	3.38%	3.75%	3.48%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund invests primarily in stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 36% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 64% of the Fund’s portfolio, as of September 30, 2019.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 1.48%, underperforming the 4.00% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Brandywine Global notes that the economic expansion is now in its eleventh year – the longest in U.S. history. Over the past few years, investors have preferred higher-valuation growth-style companies. This continues to be a strong headwind for the Brandywine Global component of the Fund, since Brandywine Global focuses on lower-valuation companies.

Brandywine Global sold many of the Fund component holdings that had risen in price at higher valuations earlier in the year. These included names such as discount retailers Dollar General and Walmart, and consumer products distributor Procter & Gamble. Share prices for these companies continued to rise as investors were willing to continue paying higher multiples for earnings and sales growth. This detracted from the relative performance of the Brandywine Global Fund component, as these former Fund component holdings continued to gain momentum after the sale. In the low interest rate environment in the U.S., many investors have used the higher-yielding utility and real estate investment trust (REIT) sectors as a proxy for bonds, causing share prices of companies in these sectors to increase. This also detracted from the Fund component’s relative performance, due to its underweight allocation to these expensive issues.

During the year, Brandywine Global maintained large overweight allocations in the financials and technology sectors, which provided yield at a much more reasonable valuation level, and lowered the overall risk profile of the Fund component. Brandywine Global believes owning companies like insurance and investment management provider Prudential Financial, Wells Fargo bank, and multinational information technology company IBM – which have dividend yields over 4% and are trading below 11 times earnings – is less risky than owning issuers like Welltower and Ventas, both of which are REITs trading well above 50 times trailing 12-month earnings, or even FirstEnergy, which is a utility with a price-earnings ratio in the low 20s and a much lower dividend yield.

Within the T. Rowe Price component of the Fund, stock selection in the materials sector was the largest detractor from relative performance. Shares of DuPont de Nemours traded lower, as this Fund component holding lagged due to falling commodity chemical input prices and slowing demand in end markets. Stock choices and an underweight allocation in the real estate sector also detracted from relative results for the period. Shares of SL Green Realty, a REIT that primarily invests in office buildings and shopping centers in New York City, fell amid concerns about new market entrants and an increase in office inventory in the Big Apple, which could weigh on future rent prices. The industrials sector was the leading relative outperformer, driven primarily by stock selection. L3Harris Technologies, an American technology company and defense contractor, benefited from cost synergies following the recently completed merger of L3 and Harris, and from a general uptick in defense spending. Fund component holdings in the consumer staples sector also aided relative results, due to favorable stock choices. For example, Tyson Foods benefited, as its strong chicken and prepared foods segment margins drove its solid performance.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Brandywine Global notes that many of its concerns from last year continue to persist, including slowing global growth, Brexit uncertainty, and trade tensions – and now, even the risk of recession in the U.S. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) While Brandywine Global cannot forecast the exact timing or outcome of these events or their impact on asset prices, it remains confident in its bottom-up stock selection and investment process. The Brandywine Global Fund component has increased its cyclical bias, and at the end of the reporting period held a larger overweight position in industrial stocks, while maintaining its large overweight position in technology.

T. Rowe Price believes that geopolitical uncertainty could continue to serve as a headwind for U.S. equities. In particular, T. Rowe Price believes that protracted U.S.-China trade tensions and U.S. political risks could result in market choppiness – but that U.S. economic data remain generally favorable, which, in tandem with a resilient economy, buoyed by Federal Reserve stimulus, has the potential to serve as a backbone for equity markets.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 9/30/19

JP Morgan Chase & Co.	4.1%
Wells Fargo & Co.	3.4%
Johnson & Johnson	3.1%
Verizon Communications, Inc.	2.8%
Comcast Corp. Class A	2.4%
Apple, Inc.	2.3%
Exxon Mobil Corp.	2.3%
Bank of America Corp.	1.8%
Chubb Ltd.	1.8%
Intel Corp.	1.8%

25.8%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 9/30/19

Financial	29.3%
Consumer, Non-cyclical	17.8%
Industrial	11.5%
Technology	11.1%
Energy	9.0%
Communications	7.3%
Consumer, Cyclical	4.9%
Utilities	4.8%
Basic Materials	2.7%
Mutual Funds	1.0%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	1.59%	7.93%		8.07%
Class R5	10/15/2004	1.48%	7.82%	11.33%
Service Class	10/15/2004	1.40%	7.71%	11.23%
Administrative Class	10/15/2004	1.29%	7.61%	11.11%
Class R4	04/01/2014	1.18%	7.46%		7.60%
Class A	10/15/2004	1.03%	7.34%	10.82%
Class A (sales load deducted)*	10/15/2004	-4.52%	6.14%	10.19%
Class R3	10/15/2004	0.91%	7.18%	10.56%
Russell 1000 Value Index		4.00%	7.79%	11.46%	7.99%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Value Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadvisers believe are generally above $1 billion). The Fund’s subadvisers are Boston Partners Global Investors, Inc. (Boston Partners), which managed approximately 49% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 51% of the Fund’s portfolio, as of September 30, 2019. Effective February 5, 2019, Boston Partners replaced Wellington Management Company LLP (Wellington Management) as a subadviser of the Fund.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned -0.13%, underperforming the 4.00% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2019, within the Barrow Hanley component of the Fund, stock selection within the underperforming health care sector detracted from relative performance, although an underweight allocation to the sector, relative to the benchmark, mitigated some of the negative effect. The Fund component’s stock selection within the financials sector also hindered performance, as did stock selection within and allocation to the consumer staples sector. Fund component holdings that detracted from performance included bank holding company State Street, EOG Resources, a company engaged in hydrocarbon exploration, and health care company UnitedHealth Group. Barrow Hanley eliminated the Fund component’s position in State Street during the period.

Stock selection within the consumer discretionary sector as well as allocation to, and stock selection within, the information technology sector added to the Barrow Hanley Fund component’s relative performance. Stock selection within the materials sector also benefited performance. The top holdings in the Barrow Hanley Fund component were discount retailer Target Corporation; Qualcomm, which designs and markets wireless telecommunications products and services; and discount retailer Dollar General.

Boston Partners became a subadviser of the Fund on February 5, 2019. For the period from February 5, 2019 to September 30, 2019, the Boston Partners Fund component’s underweight allocation to the utilities sector and real estate investment trusts (REITs) along with an overweight stake in the health care sector detracted from relative performance. Fund component holdings in the health care, technology, and consumer services sectors also detracted from relative performance. In health care, insurers Cigna and Anthem underperformed, as investors tried to weigh the possibility of nationalized health care and the potential impact on the for-profit health insurance industry. Fund component holding DXC Technology, an IT services company, detracted from relative returns after the company announced better revenues than feared, but at the expense of lower operating margins. As a result, Boston Partners reduced its position in DXC Technology during the period. In consumer services, broadcaster Fox Corp was a Fund holding that detracted from relative performance, even though the company beat earnings expectations and raised guidance for 2020. Investors appear to be wary of the long-term value of broadcasters in this multimedia world.

During the portion of the year that Wellington Management served as a subadviser of the Fund (October 1, 2018–February 4, 2019), security selection drove the Wellington Management Fund component’s relative underperformance. Weak selection in the consumer staples, consumer discretionary, and industrials sectors detracted from relative results, although this was partially offset by stronger selection in the communication services, information technology, and energy sectors. Sector allocation, which is a byproduct of Wellington Management’s bottom-up stock selection process, also weighed on relative performance. The Fund component’s underweight positions in the real estate and utilities sectors, and an overweight to the energy sector, detracted from

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

relative results. Fund component holdings that detracted meaningfully from relative performance included EOG Resources and Qualcomm. Shares of energy company EOG Resources tumbled at the end of 2018 due to lower oil prices, which impacted the company’s cash flow. IT giant Qualcomm’s shares declined during the period after an announcement that the company expected to lose an FTC court case, which may cut the company’s licensing revenue and earnings potential. Wellington Management’s decision not to hold benchmark constituent Procter & Gamble also weighed on relative results. Fund component holdings that were top contributors to relative performance included Eversource Energy and Eli Lilly. Eversource is a U.S.-based public utility holding company that continued to execute well and benefit from an increasing push into offshore wind. Shares of Eli Lilly, a U.S.-based pharmaceutical company, advanced as the company provided data that its mid-stage diabetes drug tirzepatide showed unprecedented efficacy in lowering blood glucose levels and inducing weight loss in diabetics.

Subadviser outlook

Barrow Hanley believes that investor preference trends tend to run in long cycles and that inflection points are often difficult to identify, and usually only in hindsight. For example, coming out of the global financial crisis in 2009, most investors were fearful and a tilt toward growth stocks seemed risky. Few could predict we would see a decade of ever-lower interest rates and U.S. Federal Reserve-engineered liquidity that would spur outperformance in growth companies over value companies for the ensuing decade. Barrow Hanley believes that investors have grown accustomed to ultra-low interest rates and high equity returns propelled by a select group of technology stocks. Timing inflection points in style dominance is very difficult, but Barrow Hanley remains convinced that valuation matters – and it remains committed to the traditional value process.

Going into the next period, Boston Partners has increased its Fund component’s exposure to the finance and technology sectors, and reduced its allocations to the health care and industrials sectors. It initiated a position in bank JPMorgan and increased its stakes in two other banks – Wells Fargo and Bank of America. Boston Partners also added semiconductor capital equipment companies KLA Corp. and Lam Research, on its view that prospects for 2020 appear to be improving. In the health care sector, Boston Partners eliminated Fund component holding Johnson & Johnson from the portfolio, due to uncertainty around opioid litigation. It also sold commodity chemical company Dow due to a weakening earnings outlook. Boston Partners believes that over time, its Fund component will benefit from this focus on companies with low valuation, high quality, and improving business momentum.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 9/30/19

Comcast Corp. Class A	2.7%
Berkshire Hathaway, Inc. Class B	2.6%
JP Morgan Chase & Co.	2.6%
Wells Fargo & Co.	2.6%
Medtronic PLC	2.3%
Chubb Ltd.	2.2%
United Technologies Corp.	2.0%
Oracle Corp.	1.9%
Bank of America Corp.	1.8%
Verizon Communications, Inc.	1.8%

22.5%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 9/30/19

Financial	26.4%
Consumer, Non-cyclical	15.5%
Industrial	11.9%
Energy	10.1%
Communications	9.4%
Consumer, Cyclical	8.7%
Technology	7.2%
Utilities	4.5%
Basic Materials	4.5%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 11/15/2010	Since Inception 04/01/2014
Class I	11/15/2010	-0.07%	6.43%		10.04%
Class R5	12/31/2001	-0.13%	6.33%	9.95%
Service Class	12/31/2001	-0.25%	6.23%	9.88%
Administrative Class	12/31/2001	-0.36%	6.12%	9.73%
Class R4	04/01/2014	-0.47%	5.99%			6.24%
Class A	12/31/2001	-0.58%	5.87%	9.46%
Class A (sales load deducted)*	12/31/2001	-6.05%	4.68%	8.85%
Class R3	12/31/2002	-0.77%	5.71%	9.23%
Russell 1000 Value Index		4.00%	7.79%	11.46%	11.37%	7.99%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Index* (the “Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Service Class shares returned 3.84%, underperforming the 4.25% return of the Index, which measures the performance of 500 widely held stocks in U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

The top-performing sectors within the Index were utilities, real estate, and consumer staples, returning 27.1%, 24.7%, and 16.9%, respectively. These higher-dividend-paying, more defensive sectors of the market benefited from the low interest rate environment during the year and performed particularly well in those months when investors sought to reduce their risk exposure in the market.

Energy and health care were the worst-performing sectors for the period, with returns of -19.2% and -3.6%, respectively. The energy sector was hit hard in the fourth quarter of 2018, as crude oil prices collapsed, and then continued fluctuating through 2019 on global growth concerns and trade uncertainty. The health care sector was negatively impacted throughout the year from the threat of stricter regulations and political headline risk.

Subadviser outlook

NTI believes that global equity returns could be below long-term historical averages – a consequence of the slow-growth environment. NTI believes that developed-market equities will provide annualized returns in the mid-single-digit range. Valuations, which in its opinion remain elevated, have moved to more reasonable levels over the past few years. NTI estimates that valuations could still move slightly lower in the later stages of this economic expansion, but believes that they should remain within a higher structural range, supported by low interest rates and milder economic cycles. In its view, late-cycle margin pressures will be similarly muted by low inflation and interest rates, allowing for modest earnings growth.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 9/30/19

Microsoft Corp.	4.3%
Apple, Inc.	3.9%
Amazon.com, Inc.	2.9%
Facebook, Inc. Class A	1.7%
Berkshire Hathaway, Inc. Class B	1.7%
JP Morgan Chase & Co.	1.5%
Alphabet, Inc. Class C	1.5%
Alphabet, Inc. Class A	1.5%
Johnson & Johnson	1.4%
The Procter & Gamble Co.	1.3%

21.7%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 9/30/19

Consumer, Non-cyclical	21.7%
Financial	17.9%
Technology	17.4%
Communications	14.9%
Industrial	9.2%
Consumer, Cyclical	8.6%
Energy	4.5%
Utilities	3.6%
Basic Materials	2.2%
Mutual Funds	0.1%

Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/07/2011	Since Inception 04/01/2014
Class I	12/07/2011	4.17%	10.71%		13.88%
Class R5	05/01/2001	4.05%	10.60%	13.00%
Service Class	03/01/1998	3.84%	10.42%	12.79%
Administrative Class	03/01/1998	3.77%	10.32%	12.71%
Class R4	03/01/1998	3.61%	10.16%	12.52%
Class A	04/01/2014	3.46%	10.04%			10.26%
Class A (sales load deducted)*	04/01/2014	-2.23%	8.80%			9.13%
Class R3	12/31/2002	3.34%	9.88%	12.22%
S&P 500 Index		4.25%	10.84%	13.24%	14.00%	11.05%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Equity Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 29% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 71% of the Fund’s portfolio, as of September 30, 2019.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 10.76%, outperforming, by a wide margin, the 3.87% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the Wellington Management component of the Fund, strong stock selection drove relative results, particularly within the consumer discretionary, financials, and health care sectors. The Fund component’s overweight allocation, relative to the benchmark, to consumer staples and real estate and its avoidance of the energy sector also contributed. An underweight stake in the information technology sector and a lack of exposure to the utilities sector partially offset the Fund component’s strong relative returns.

Wellington Management Fund component holdings that were top relative contributors included American Tower and McDonald’s. Shares of wireless and broadcast communications company American Tower rose over the period, with earnings that beat expectations in three out of the prior four quarters. Fast food chain McDonald’s posted strong earnings, as revenue and same-store sales beat consensus expectations. Fund component holdings that were among the top relative detractors were UnitedHealth Group and General Dynamics. Shares of health insurance provider UnitedHealth Group came under pressure amid the overhang of policy proposals in Washington, D.C. for universal government health coverage. Aerospace and defense corporation General Dynamics traded lower at the end of 2018, as concerns of a government shutdown intensified. Shares rebounded slightly after General Dynamics reported strong second-quarter earnings in 2019. Wellington Management’s decision not to hold Procter & Gamble and Mastercard also weighed on the Fund component’s relative results, as both stocks did well during the period.

For the T. Rowe Price component of the Fund, stock selection within the industrials and business services sectors was the leading driver of relative performance. Fund component holding L3Harris Technologies, an American technology company and defense contractor, benefited from cost synergies following the recently completed merger of L3 and Harris, and from a general upturn in defense spending. The consumer staples sector also aided relative results, due mainly to Fund component holdings like Tyson Foods, which benefited as its chicken and prepared foods segment margins drove the company’s strong results. Security selection in the information technology sector also contributed to relative performance, led by Fund component holdings Microsoft and Qualcomm. Stock selection within the materials sector was the largest relative detractor. Fund component holding DuPont de Nemours traded lower because of falling commodity chemical input prices and slowing demand in end markets. Stock choices and an unfavorable underweight in real estate also detracted from relative results, as shares of SL Green Realty Corp fell amid concerns regarding new market entrants and an increase in New York City office supply, which could weigh on future rent prices for this Fund component holding.

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Wellington Management remains highly cautious in its investment posture. It sees the potential for several risks in the macroeconomic landscape, including slowing global growth and potential headwinds from the trade dispute between the U.S. and China. While the U.S. economy has remained resilient, Wellington Management is beginning to see some cracks, including contraction in the manufacturing sector. Wellington Management believes a long-term outlook characterized by patience and low turnover is the best approach for managing its component of the Fund.

T. Rowe Price notes that U.S. equity markets delivered mixed results in the third quarter of 2019, as investors hoping for a potential U.S.-China trade resolution and a significant accommodative pivot by the Federal Reserve (the Fed) were left disappointed. Looking ahead, T. Rowe Price believes geopolitical uncertainty could continue to serve as a headwind for U.S. equities. In particular, in its view, protracted U.S.-China trade tensions and U.S. political risks could result in market choppiness. However, since U.S. economic data remain generally favorable, T. Rowe Price is optimistic that a resilient economy, buoyed by Fed stimulus, could serve as a backbone for equity markets. It continues to seek to identify attractively valued investment opportunities through bottom-up, fundamental analysis – and continues to maintain a disciplined, longer-term approach while also taking advantage of volatility to selectively add shares of high-quality companies.

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Equity Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/19

Chubb Ltd.	4.4%
Microsoft Corp.	3.7%
Medtronic PLC	3.6%
NIKE, Inc. Class B	3.5%
Johnson & Johnson	3.5%
The Coca-Cola Co.	3.5%
UnitedHealth Group, Inc.	3.3%
McDonald’s Corp.	3.3%
PepsiCo, Inc.	2.8%
Colgate-Palmolive Co.	2.8%

34.4%

MassMutual Select Equity Opportunities Fund Sector Table (% of Net Assets) on 9/30/19

Consumer, Non-cyclical	31.7%
Financial	24.0%
Industrial	12.1%
Consumer, Cyclical	11.3%
Technology	6.7%
Basic Materials	3.9%
Energy	2.8%
Communications	2.7%
Utilities	2.6%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 11/15/2010	Since Inception 04/01/2014
Class I	11/15/2010	10.82%	10.94%		13.68%
Class R5	05/01/2000	10.76%	10.84%	14.29%
Service Class	05/01/2000	10.61%	10.71%	14.17%
Administrative Class	05/01/2000	10.46%	10.60%	14.03%
Class R4	04/01/2014	10.30%	10.44%			10.76%
Class A	05/01/2000	10.19%	10.32%	13.74%
Class A (sales load deducted)*	05/01/2000	4.13%	9.08%	13.10%
Class R3	12/31/2002	10.01%	10.16%	13.49%
Russell 1000 Index		3.87%	10.62%	13.23%	13.03%	10.74%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 4.13%, outperforming the 3.71% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2019, security selection drove the Fund’s outperformance relative to the benchmark, as strong stock selection within the health care, financials, and real estate sectors supported its relative returns. This was partially offset by weaker selection within the information technology, communication services, and consumer discretionary sectors. Sector allocation, a residual of the Fund’s bottom-up stock selection process, also heightened relative performance. The Fund’s overweight allocation, relative to the benchmark, to the information technology sector and its underweight allocation to the health care sector drove this relative outperformance. However, the Fund’s underweight allocation to the consumer staples sector partially offset some of this positive performance.

An overweight position in Fund holding American Tower Corporation was a top contributor to relative performance. In addition, not owning the technology company NVIDIA also contributed to the Fund’s relative performance. American Tower is a real estate investment trust (REIT) that owns, operates, and develops wireless communications and broadcast towers. Shares of the company’s stock benefited from better-than-expected second quarter 2019 results reported in late July. Wellington Management raised its full-year guidance due to healthy organic trends and better profitability. NVIDIA designs, develops, and markets three-dimensional graphics processors and related software. The price of the company’s stock declined during the period due to a decline in revenues – primarily resulting from lower graphics processing unit (GPU) sales.

Fund holdings Boeing and Biogen were top detractors from benchmark-relative returns. Wellington Management eliminated both positions during the period. Boeing is a U.S.-based multinational corporation that designs, manufactures, and sells airplanes, rotorcraft, rockets, satellites, and missiles worldwide. Shares of Boeing fell during the period as the FAA reported additional issues with the 737 Max, which delayed the return of the aircraft to service. In addition, the international aviation body added pressure to coordinate 737 Max pilot training for all regulators and airlines globally. Biogen is an American multinational biotechnology company that discovers, develops, and delivers worldwide innovative therapies for people living with serious neurological and neurodegenerative disease. Shares of Biogen declined after the company and its partner, Eisai, prematurely discontinued pivotal trials of the use of aducanumab for those with Alzheimer’s disease and mild Alzheimer’s disease dementia, due to the discovery that the trials were unlikely to succeed.

Subadviser outlook

Wellington Management remains true to its investment philosophy for the Fund and continues to endeavor to build a portfolio of holdings with higher growth, better quality, and a more attractive valuation profile. Wellington Management believes it has an attractive portfolio of companies with strong balance sheets, solid growth opportunities, and high returns on capital. Wellington Management continues to favor companies with high return to capital and sustainable competitive advantage in their respective industries, which can reinvest their returns to strengthen their competitive positions. As of the end of the period, the Fund’s largest overweight positions were in the industrials and financials sectors – with its largest underweight stakes being in the health care and consumer staples sectors.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Growth Fund Largest Holdings (% of Net Assets) on 9/30/19

Microsoft Corp.	8.2%
Apple, Inc.	6.6%
Alphabet, Inc. Class C	6.2%
Facebook, Inc. Class A	3.8%
Amazon.com, Inc.	3.3%
Visa, Inc. Class A	3.1%
Mastercard, Inc. Class A	2.6%
The Home Depot, Inc.	2.4%
Booking Holdings, Inc.	2.3%
Lockheed Martin Corp.	2.1%

40.6%

MassMutual Select Fundamental Growth Fund Sector Table (% of Net Assets) on 9/30/19

Technology	26.8%
Communications	18.9%
Consumer, Non-cyclical	16.3%
Financial	12.5%
Consumer, Cyclical	9.8%
Industrial	9.6%
Basic Materials	1.7%

Total Long-Term Investments	95.6%
Short-Term Investments and Other Assets and Liabilities	4.4%

Net Assets	100.0%

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	4.27%	12.71%		12.51%
Class R5	05/01/2000	4.13%	12.60%	14.47%
Service Class	05/01/2000	3.97%	12.46%	14.33%
Administrative Class	05/01/2000	3.97%	12.37%	14.20%
Class R4	04/01/2014	3.87%	12.21%		12.02%
Class A	05/01/2000	3.67%	12.07%	13.90%
Class A (sales load deducted)*	05/01/2000	-2.04%	10.81%	13.26%
Class R3	12/31/2002	3.54%	11.92%	13.67%
Russell 1000 Growth Index		3.71%	13.39%	14.94%	13.43%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 55% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which managed approximately 45% of the Fund’s portfolio, as of September 30, 2019.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 3.75%, outperforming the 3.71% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund underperformed the 4.25% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection within the information technology sector was the largest relative contributor to performance within the T. Rowe Price component of the Fund. The Fund component’s underweight holding in technology leader Apple proved beneficial, as Apple’s shares came under pressure due to heightened U.S.-China trade tensions and a Supreme Court ruling that an antitrust case against Apple and its exclusive marketplace for iPhone apps could proceed. The industrials sector also contributed to performance due to beneficial stock selection and an underweight allocation to the sector. Stock selection within the consumer discretionary sector was the greatest detractor from relative performance. Shares of online retail giant Amazon suffered in late 2018 after Amazon reported revenue guidance that fell short of investor expectations. Amazon’s share prices shrank again in the third quarter of 2019, as management reported weaker-than-expected growth and profitability from its cloud computing division, Amazon Web Services. T. Rowe Price subsequently trimmed the Fund component’s position in Amazon. An underweight allocation to the consumer staples sector also detracted from relative performance results.

Within the Loomis Sayles component of the Fund, stock selection in the consumer discretionary, health care, and consumer staples sectors, as well as the Fund’s allocation to the consumer staples sector, contributed the most to relative returns. Stock selection in the energy and financials sectors and the Fund component’s allocation to the energy sector detracted from relative returns. Fund component holding Starbucks, the world’s leading retailer and roaster of specialty coffee, was the largest contributor to the Fund component’s performance. The company reported revenue and operating profits that were generally ahead of expectations, driven by improving same-store sales growth in the U.S. and China, its two largest markets. Another Fund component holding, Procter & Gamble (P&G), the world’s largest consumer products manufacturer, reported its strongest year of organic sales growth in the past decade and exceeded its full-year guidance after raising it multiple times throughout the year. On the downside, two Fund component holdings that were the greatest detractors were Amazon and Schlumberger. Online retailer Amazon incurred higher-than-expected expenses to support the recent rollout of one-day Prime shipping, and provided guidance that reflected higher ongoing investments. Schlumberger, the world’s leading oil field services firm, suffered as stocks in the oil services sector came under pressure on concerns around slowing activity in North America, where record-setting production, coupled with insufficient capacity in the Permian basin, led operators to delay well completions and downwardly revise their 2019 spending outlook. Trade war rhetoric and concerns over global demand growth have contributed further to falling oil prices, impacting expectations for global service activity.

Subadviser outlook

T. Rowe Price notes that, following the end of the fiscal year, signs of economic weakness have emerged, particularly in the manufacturing sector. T. Rowe Price believes that the U.S. economy may avoid falling into a recession in the coming months.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Importantly, in its view, no major signs of excess have emerged, as was dramatically the case with the housing bubble on the eve of the “Great Recession” a decade ago. Indeed, T. Rowe Price believes that consumer finances are generally in solid shape and corporate debt levels remain manageable. Nevertheless, T. Rowe Price believes that selectivity will be key for investors in a slowing growth environment. It also believes that earnings gains may be harder to come by, as exporters, in particular, wrestle with trade tensions and weakness in many overseas economies.

The Loomis Sayles investment process is characterized by bottom-up, fundamental research, and a long-term investment time horizon. Loomis Sayles’ view of the coming period provides the rationale for an overweight stake in the consumer staples, consumer discretionary, financials, and energy sectors – and underweight positions in the information technology, industrials, health care, and communication services sectors. It has also decided to hold no positions in the materials or real estate sectors.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 9/30/19

Amazon.com, Inc.	7.8%
Facebook, Inc. Class A	5.5%
Microsoft Corp.	5.2%
Visa, Inc. Class A	5.1%
Alibaba Group Holding Ltd. Sponsored ADR	4.3%
Alphabet, Inc. Class C	3.7%
Oracle Corp.	2.2%
The Boeing Co.	2.2%
Alphabet, Inc. Class A	2.0%
Autodesk, Inc.	1.8%

39.8%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 9/30/19

Communications	28.7%
Consumer, Non-cyclical	23.2%
Technology	20.7%
Financial	11.0%
Consumer, Cyclical	7.1%
Industrial	7.0%
Energy	0.8%
Basic Materials	0.4%
Utilities	0.2%
Mutual Funds	0.0%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	3.82%	13.96%		13.81%
Class R5	06/01/2001	3.75%	13.84%	15.65%
Service Class	06/01/2001	3.61%	13.72%	15.55%
Administrative Class	06/01/2001	3.51%	13.61%	15.40%
Class R4	04/01/2014	3.38%	13.45%		13.31%
Class A	06/01/2001	3.27%	13.33%	15.14%
Class A (sales load deducted)*	06/01/2001	-2.41%	12.05%	14.49%
Class R3	12/31/2002	3.10%	13.17%	14.88%
Russell 1000 Growth Index#		3.71%	13.39%	14.94%	13.43%
S&P 500 Index		4.25%	10.84%	13.24%	11.05%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 50% of the Fund’s portfolio; and Jackson Square Partners, LLC (Jackson Square), which was responsible for approximately 50% of the Fund’s portfolio, as of September 30, 2019.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 1.56%, underperforming the 3.71% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund component holdings within the Sands Capital component of the Fund that were the largest individual detractors from relative returns included Align Technology, the market leader for clear aligners in orthodontics; Microsoft, a leading global software business; Netflix, the largest global video streaming service in terms of subscribers; Activision Blizzard, a leading developer and publisher of interactive entertainment; and Amazon, the largest U.S. ecommerce business.

On a relative basis, the largest individual contributors to investment results for the Sands Capital Fund component during the period were ServiceNow, one of the leading providers of information technology service management; Match Group, the leader in online dating applications; CoStar Group, the U.S. market share leader in providing commercial real estate data and analytics; Floor & Decor, an emerging leader in the hard-surface flooring industry; and Edwards Lifesciences, a company that creates artificial heart valves to treat advanced cardiovascular disease.

With respect to the Jackson Square component of the Fund, Fund component holdings that were the largest detractors from performance were Biogen Inc., TripAdvisor Inc., and Liberty Global PLC. Biogen, a biotechnology company focused on neurodegenerative diseases, announced it was discontinuing trials on what looked like a promising, high-profile treatment for Alzheimer’s, a disease which continues to have limited treatment options. The disappointment of ending clinical trials on a potential future blockbuster drug caused a sell-off and left investors struggling to assess the proper valuation for the company’s core business and remaining pipeline opportunities.

The top contributor to the Jackson Square Fund component’s performance was Applied Materials. Applied Materials, the global leader in providing equipment, services, and software to enable the manufacture of advanced semiconductors and flat panel displays, aided results, as some signs of a bottom in the NAND memory market emerged, along with positive commentary from management on expected market share gains in 2020. (NAND is a cost-effective type of memory that remains viable even without a power source.)

Subadviser outlook

Sands Capital believes that its Fund component owns companies that are positioned to deliver strong business results and earnings growth over a 5- to 10-year investment horizon. Sands Capital’s focus on the sustainability of a business’s future earnings growth typically steers toward companies it believes are benefiting from secular trends that could potentially provide growth tailwinds throughout economic cycles. Sands Capital has high conviction in the long-term growth estimates for this Fund component’s holdings.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Jackson Square is concerned that the current U.S. president’s unconventional style as a head of state and a recently launched impeachment inquiry process may hamper the administration’s goals of significant policy changes. Jackson Square remains mindful of the potential macroeconomic implications of the president’s existing policy positions, including his ongoing public commentary on global trade negotiations with China, which could have deleterious impacts on global economic conditions. While it believes it is too early to determine the long-term magnitude of these potential outcomes, it plans to closely monitor the domestic political climate with a keen eye on ongoing controversies and challenges, as well as on the effectiveness of potential policy shifts.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Growth Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/19

Visa, Inc. Class A	6.4%
Microsoft Corp.	6.4%
Alphabet, Inc. Class A	4.9%
Amazon.com, Inc.	4.1%
Netflix, Inc.	3.8%
ServiceNow, Inc.	3.5%
Illumina, Inc.	3.5%
IQVIA Holdings, Inc.	2.9%
CoStar Group, Inc.	2.7%
Ball Corp.	2.7%

40.9%

MassMutual Select Growth Opportunities Fund Sector Table (% of Net Assets) on 9/30/19

Communications	26.0%
Consumer, Non-cyclical	23.5%
Technology	23.5%
Financial	14.5%
Consumer, Cyclical	7.1%
Industrial	2.7%
Mutual Funds	1.9%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/07/2011	Since Inception 04/01/2014
Class I	12/07/2011	1.63%	10.73%		14.59%
Class R5	05/01/2000	1.56%	10.62%	14.96%
Service Class	05/01/2000	1.40%	10.51%	14.84%
Administrative Class	05/01/2000	1.38%	10.41%	14.72%
Class R4	04/01/2014	1.17%	10.25%			10.23%
Class A	05/01/2000	1.06%	10.12%	14.43%
Class A (sales load deducted)*	05/01/2000	-4.50%	8.88%	13.79%
Class R3	12/31/2002	0.95%	9.98%	14.18%
Russell 1000 Growth Index		3.71%	13.39%	14.94%	15.48%	13.43%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 2.86%, outperforming the 1.60% return of Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2019, stock choices in the health care sector contributed to the Fund’s performance relative to the benchmark. The Fund’s investments across the health care providers and services industry contributed to Fund performance and the Fund’s avoidance of pharmaceutical stocks also boosted relative returns. The Fund’s portfolio positioning in the consumer discretionary sector helped to drive performance, as home builder PulteGroup was a key contributor. PulteGroup reported strong margins and improvements in its return on capital over the period. It also demonstrated continued improvement in reducing the large, inefficient land positions on its balance sheet. The Fund’s avoidance of stocks in the textiles, apparel, and luxury goods industry was another additive performance driver. Finally, stock selection in the information technology sector aided returns, led by the Fund’s semiconductor holdings. Within that sector, Applied Materials was a top performer, as it reported solid earnings.

On the downside, the Fund’s underweight position and stock selection in the real estate sector detracted from relative performance. Real estate was a top performer in the benchmark, benefiting from falling interest rates and continued demand for yield among investors. The Fund’s overweight allocation to energy stocks also hindered returns. Energy stocks sold off sharply over the fiscal year, amid signs of slowing global demand as well as a supply imbalance. Exploration and production stocks EQT and Cimarex Energy were top detractors for the Fund. Oil field services company Baker Hughes, a General Electric company, also weighed on the Fund’s performance. Earnings expectations for oil field services companies have been reduced due to constrained spending by exploration and production companies.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund buys foreign exchange forward hedge contracts to offset the inherent currency risks of holding foreign securities. Exposure to derivatives did not have a material effect on the Fund’s performance for the period.

Subadviser outlook

As of September 30, 2019, the Fund held a key overweight stake in the industrials sector. During the year, American Century was able to identify and leverage select opportunities as many companies within that sector underperformed due to concerns such as tariffs, input cost pressure, and operational execution. While the Fund was overweight in industrials, American Century avoided investing in companies it believes are lower quality. As of period end, the Fund continued to maintain a sizable underweight in real estate stocks. Given the strong performance of real estate investment trusts (REITs) during the year (as investors favored yield), most real estate stocks remained expensive relative to their historical valuation and to other areas of the equity market. Therefore, the Fund held a limited number of higher-quality real estate stocks as of the end of the period.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 9/30/19

Northern Trust Corp.	3.1%
Zimmer Biomet Holdings, Inc.	3.1%
iShares Russell Mid-Cap Value ETF	2.6%
BB&T Corp.	2.3%
Hubbell, Inc.	2.2%
Xcel Energy, Inc.	2.1%
Emerson Electric Co.	2.0%
Weyerhaeuser Co.	1.9%
Applied Materials, Inc.	1.7%
Quest Diagnostics, Inc.	1.6%

22.6%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 9/30/19

Financial	27.1%
Industrial	17.5%
Consumer, Non-cyclical	17.0%
Consumer, Cyclical	12.8%
Utilities	10.2%
Technology	5.4%
Energy	3.8%
Mutual Funds	2.6%
Basic Materials	0.7%

Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%

Net Assets	100.0%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/07/2011	Since Inception 04/01/2014
Class I	12/07/2011	2.92%	7.27%		11.02%
Class R5	08/29/2006	2.86%	7.15%	11.11%
Service Class	08/29/2006	2.73%	7.05%	10.99%
Administrative Class	08/29/2006	2.62%	6.97%	10.85%
Class R4	04/01/2014	2.48%	6.81%			6.24%
Class A	08/29/2006	2.41%	6.69%	10.60%
Class A (sales load deducted)*	08/29/2006	-3.23%	5.49%	9.98%
Class R3	08/29/2006	2.19%	6.54%	10.36%
Russell Midcap Value Index		1.60%	7.55%	12.29%	12.29%	7.39%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 58% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 42% of the Fund’s portfolio, as of September 30, 2019.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned -8.26%, underperforming the -8.24% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Less-than-favorable security selection in the financials and materials sectors contributed to the Wellington Management component of the Fund’s underperformance of its benchmark. Underweight allocations, relative to the benchmark, to the real estate and utilities sectors also detracted from relative returns. Orion Engineered Carbons and Belden were the top relative detracting Fund component holdings for the period. Orion Engineered Carbons is a specialty and rubber carbon black manufacturer. Its shares declined due to a combination of disappointing earnings guidance and a greater-than-expected cost to install EPA-mandated scrubber technology within its plants. Belden is a provider of signal transmission solutions for customers in enterprise and industrial end-markets. During the period, its shares declined due to its broadcast solutions segment.

Top relative contributing Wellington Management Fund component holdings included Aramark and Keysight Technologies. Aramark, a uniform and food service provider, was the largest contributor. Keysight Technologies is the largest provider of electronic measurement instruments, systems, and software used for the design, development, and manufacturing of electronics and communications networks. Its shares appreciated after the company reported better-than-expected results, improved order trends, and its increased outlook for future revenue growth.

Barrow Hanley notes that, for its component of the Fund, defensive and high-yielding stocks such as those found in the utilities and real estate sectors (which Barrow Hanley traditionally avoids because of their relatively low long-term return potential) outperformed during the year. Similarly, the Fund component’s holdings within the economically sensitive materials and consumer durables sectors substantially underperformed. Barrow Hanley added several new holdings to its Fund component during the year. These included: Adient, the world’s largest provider of seat and interior systems to automotive original equipment manufacturers; Carrizo Oil & Gas Inc.; and, by purchase and through acquisition, Cohu Inc., a semiconductor capital equipment provider. The funds to purchase the aforementioned new holdings came from the sale of Fund component holdings that had appreciated to the point where Barrow Hanley felt it was prudent to eliminate them from the portfolio. These included Materion Corporation, Plexus Corporation, and Trex Company. Whirlpool Corporation, one of last year’s worst performers, was the Fund component holding that was the top contributor for the year. Federal Signal Corporation, a manufacturer of industrial and safety equipment, and Diodes Inc., a semiconductor manufacturing company, were also top-contributing Fund component holdings.

Subadviser outlook

Wellington Management believes the three- to five-year time horizon will continue to find attractively valued investment opportunities created by the inefficiencies frequently found among small- and mid-cap companies. At the end of the period, the

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Fund component’s largest overweight positions were in the industrials, consumer staples, and energy sectors. Wellington Management also added several Fund component holdings during the period, including Brandywine Realty Trust, Valmont Industries, and Magnolia Oil & Gas. Going into the next reporting period, the Fund component held its largest underweight positions in the real estate, communication services, and utilities sectors.

Barrow Hanley does not try to predict absolute returns. Instead, it strives to provide for the highest level of relative returns possible, regardless of market conditions. Consistent with this objective, Barrow Hanley believes that the market’s desire for safety away from low-visibility small-cap equities always creates opportunities. It also believes that sooner or later, markets tend to normalize, and that when this occurs, those with the discipline to remain apart from the crowd and seek out unpopular opportunities could benefit disproportionately.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 9/30/19

Federal Signal Corp.	2.0%
Brooks Automation, Inc.	1.9%
Whirlpool Corp.	1.8%
Diodes, Inc.	1.8%
Simpson Manufacturing Co., Inc.	1.6%
Alleghany Corp.	1.5%
MGIC Investment Corp.	1.5%
Gibraltar Industries, Inc.	1.5%
PRA Group, Inc.	1.4%
TriMas Corp.	1.4%

16.4%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 9/30/19

Industrial	30.9%
Financial	23.6%
Consumer, Non-cyclical	12.0%
Consumer, Cyclical	9.9%
Technology	9.7%
Basic Materials	5.3%
Energy	3.1%
Utilities	1.8%
Mutual Funds	1.7%
Communications	1.1%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-8.20%	7.55%		5.95%
Class R5	03/31/2006	-8.26%	7.44%	11.69%
Service Class	03/31/2006	-8.39%	7.33%	11.58%
Administrative Class	03/31/2006	-8.45%	7.24%	11.43%
Class R4	04/01/2014	-8.59%	7.06%		5.48%
Class A	03/31/2006	-8.68%	6.95%	11.16%
Class A (sales load deducted)*	03/31/2006	-13.70%	5.74%	10.53%
Class R3	04/01/2014	-8.84%	6.80%		5.22%
Russell 2000 Value Index		-8.24%	7.17%	10.06%	5.22%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are AllianceBernstein L.P. (AllianceBernstein), which managed approximately 70% of the Fund’s portfolio; and American Century Investment Management, Inc. (American Century), which oversaw approximately 30% of the Fund’s portfolio, as of September 30, 2019. On June 20, 2019, AllianceBernstein and American Century replaced Federated Clover Investment Advisors (Federated Clover), T. Rowe Price Associates, Inc. (T. Rowe Price) and Invesco Advisers, Inc. (Invesco) as subadvisers of the Fund.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned -8.67%, underperforming the -8.24% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Fund outperformed the -8.89% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the portion of the year that Federated Clover served as a subadviser of the Fund (October 1, 2018–June 19, 2019), Fund component holding Dycom Industries, Inc., a construction engineering company, had a negative impact on performance. This also dragged on sector-relative performance in the industrials sector. Stock selection in the consumer discretionary sector had the greatest positive impact on the Fund component’s relative performance for the reporting period, as Fund component holdings homebuilder LGI Homes, Inc. and auto dealership operator Asbury Automotive Group, Inc. stood out as top performers within the sector.

For the portion of the year that T. Rowe Price served as a subadviser of the Fund (October 1, 2018–June 19, 2019), the Fund component’s stock selection in the financials sector detracted the most from relative performance. Within that space, Green Dot, the leading provider of general-purpose reloadable cards in the U.S., was the worst performer, as shares of that Fund component holding plunged following a 20% cut to forward guidance. The health care industry was the Fund component’s largest contributor due to strong stock selection. Atrion Corporation, which develops and manufactures proprietary components for medical devices used mainly in fluid delivery applications, benefited from tax reform more than many of its industry peers and held up well within the generally challenged health care sector.

For the portion of the year that Invesco served as a subadviser of the Fund (October 1, 2018–June 19, 2019), the Fund component’s exposure to smaller capitalization companies and volatility hampered performance. From a sector perspective, underweight allocations, relative to the benchmark, to the utilities and technology sectors hurt results, along with an overweight allocation to the materials sector. Partially offsetting those losses were positive contributions from an overweight allocation to the energy sector and an underweight stake in the communication services sector.

AllianceBerstein became a subadviser of the Fund on June 20, 2019. Within the AllianceBernstein component of the Fund, less-than-favorable security selection in the technology and industrials sectors more than offset positive security selection in the consumer discretionary and real estate segments of the market. Oil services holding QEP Resources was one Fund component holding that detracted following disappointing second quarter 2019 results and market skepticism about the terms of a potential takeover offer by Elliot Management Corp, which already owns 5% of the company. Shares of Fund component holding Molina Healthcare fell in price, as the Medicaid and Medicare provider sold off amid a pullback in managed care stocks. Tower

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

International, a global manufacturer of metal components for the automotive industry, contributed after the Fund component holding was acquired at a 70% premium by Autokiniton Global Group following a steady decline in revenues and earnings. Independence Realty Trust, an apartment real estate investment trust, was another Fund component holding that notably contributed to returns.

American Century became a subadviser of the Fund on June 20, 2019. For the American Century component of the Fund, stock selection and an underweight allocation in the consumer discretionary sector weighed on relative returns. Specialty retailer Camping World Holdings was one Fund component holding that was a notable detractor, as recreational vehicle dealerships continued to offload excess inventory (a problem that the broader industry faces). Stock selection in the financials sector, especially among insurers, helped drive performance. One Fund component holding, specialty insurer and reinsurer Axis Capital Holdings, was a notable contributor, outperforming amid continued strength in pricing across both primary insurance and reinsurance markets.

Subadviser outlook

AllianceBernstein believes that as we head toward 2020, the economy is vulnerable, interest rates are low, and the pace and impact of disruption have accelerated. AllianceBernstein interprets investors’ willingness to pay high valuations for growth stocks and for stocks with low volatility to mean that they indirectly assume that all value stocks are impaired. While AllianceBernstein believes that some value stocks will see margin compression, many may not. In its assessment, value stocks are at historically cheap valuations versus growth equities, and the discounts are spread broadly across many sectors. AllianceBernstein strives to take advantage of these mispricings by focusing on high-quality value stocks – specifically, those that have strong profitability and free cash flow, attractive business models, and compelling company or niche industry catalysts. Its view is that when choosing Fund component holdings, selectivity continues to be key.

Going into the next period, the American Century Fund component holds a considerable overweight allocation in the financials sector. In American Century’s view, small-cap banks remain attractive, as valuations have been pressured by low interest rates and a relatively flat interest rate curve, while capitalization rates have been high. The American Century Fund component also holds an overweight stake in insurers, which have been benefiting from a stronger insurance contract pricing environment. American Century continues to have no exposure to the utilities sector, based on its view that valuations remain too high. Finally, American Century’s component of the Fund is holding a significantly underweight stake in consumer discretionary, although its portfolio does hold select positions within that sector.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 9/30/19

BankUnited, Inc.	1.7%
Graphic Packaging Holding Co.	1.4%
Kulicke & Soffa Industries, Inc.	1.4%
Texas Capital Bancshares, Inc.	1.4%
Taylor Morrison Home Corp.	1.2%
Independent Bank Group, Inc.	1.2%
STAG Industrial, Inc.	1.2%
Cousins Properties, Inc.	1.2%
The Hain Celestial Group, Inc.	1.1%
Independence Realty Trust, Inc.	1.1%

12.9%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 9/30/19

Financial	38.7%
Industrial	13.6%
Consumer, Cyclical	12.6%
Technology	9.1%
Consumer, Non-cyclical	9.1%
Energy	4.4%
Communications	3.7%
Basic Materials	2.5%
Mutual Funds	2.1%
Utilities	1.8%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 11/15/2010	Since Inception 04/01/2014
Class I	11/15/2010	-8.59%	6.05%		8.73%
Class R5	12/31/2001	-8.67%	5.95%	9.40%
Service Class	12/31/2001	-8.77%	5.86%	9.34%
Administrative Class	12/31/2001	-8.88%	5.73%	9.19%
Class R4	04/01/2014	-8.96%	5.59%			3.97%
Class A	12/31/2001	-9.03%	5.48%	8.92%
Class A (sales load deducted)*	12/31/2001	-14.03%	4.30%	8.31%
Class R3	12/31/2002	-9.30%	5.32%	8.69%
Russell 2000 Value Index#		-8.24%	7.17%	10.06%	9.23%	5.22%
Russell 2000 Index		-8.89%	8.19%	11.19%	10.33%	6.32%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P® Mid Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the S&P MidCap 400® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The S&P MidCap 400 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P®, and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned -2.62%, underperforming the -2.49% return of the Index, which measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the of U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

The top-performing sectors within the Index were utilities and real estate, returning 16.0% and 8.3%, respectively. These higher-dividend-paying, more defensive sectors of the market benefited from the low interest rate environment during the year and performed particularly well in those months when investors sought to reduce their risk exposure in the market.

Energy and health care were the worst-performing sectors for this period, with returns of -54.8% and -11.5%, respectively. The energy sector was hit hard in the fourth quarter of 2018 as crude oil prices collapsed, and then continued fluctuating through 2019 on global growth concerns and trade uncertainty. The health care sector was negatively impacted throughout the year from the threat of stricter regulations and political headline risk.

Subadviser outlook

NTI believes that global equity returns could be below long-term historical averages – a consequence of the slow-growth environment. NTI believes that developed-market equities will provide annualized returns in the mid-single-digit range. Valuations, which in its opinion remain elevated, have moved to more reasonable levels over the past few years. NTI estimates that valuations could still move slightly lower in the later stages of this economic expansion, but believes that they should remain within a higher structural range, supported by low interest rates and milder economic cycles. In its view, late-cycle margin pressures will be similarly muted by low inflation and interest rates, allowing for modest earnings growth.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/19

Steris PLC	0.7%
Teledyne Technologies, Inc.	0.7%
Alleghany Corp.	0.7%
Zebra Technologies Corp. Class A	0.6%
Old Dominion Freight Line, Inc.	0.6%
Camden Property Trust	0.6%
UGI Corp.	0.6%
West Pharmaceutical Services, Inc.	0.6%
W.R. Berkley Corp.	0.6%
Tyler Technologies, Inc.	0.6%

6.3%

MM S&P Mid Cap Index Fund Sector Table (% of Net Assets) on 9/30/19

Financial	27.4%
Industrial	19.3%
Consumer, Non-cyclical	15.3%
Consumer, Cyclical	13.3%
Technology	8.7%
Basic Materials	4.6%
Utilities	4.6%
Communications	3.8%
Energy	2.5%
Mutual Funds	2.3%

Total Long-Term Investments	101.8%
Short-Term Investments and Other Assets and Liabilities	(1.8)%

Net Assets	100.0%

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 07/26/2012	Since Inception 04/01/2014
Class I	07/26/2012	-2.62%	8.68%	12.51%
Class R5	07/26/2012	-2.77%	8.56%	12.38%
Service Class	07/26/2012	-2.87%	8.41%	12.23%
Administrative Class	07/26/2012	-3.00%	8.29%	12.11%
Class R4	04/01/2014	-3.13%	8.13%		7.33%
Class A	07/26/2012	-3.24%	8.02%	11.83%
Class A (sales load deducted)*	07/26/2012	-8.56%	6.81%	10.95%
Class R3	04/01/2014	-3.38%	7.88%		7.07%
S&P MidCap 400 Index		-2.49%	8.88%	12.74%	8.08%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Russell 2000® Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned -8.94%, underperforming the -8.89% return of the Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

The top-performing sectors within the Index were utilities and real estate, returning 20.1% and 7.1%, respectively. These higher-dividend-paying, more defensive sectors of the market benefited from the low interest rate environment during the period and performed particularly well in those months when investors sought to reduce their risk exposure in the market.

Energy and health care were the worst-performing sectors for this period, with returns of -49.0% and -21.6%, respectively. The energy sector was hit hard in the fourth quarter of 2018 as crude oil prices collapsed, and then continued fluctuating through 2019 on global growth concerns and trade uncertainty. The health care sector was negatively impacted throughout the year from the threat of stricter regulations and political headline risk.

Subadviser outlook

NTI believes that global equity returns could be below long-term historical averages – a consequence of the slow-growth environment. NTI believes that developed-market equities will provide annualized returns in the mid-single-digit range. Valuations, which in its opinion remain elevated, have moved to more reasonable levels over the past few years. NTI estimates that valuations could still move slightly lower in the later stages of this economic expansion, but believes that they should remain within a higher structural range, supported by low interest rates and milder economic cycles. In its view, late-cycle margin pressures will be similarly muted by low inflation and interest rates, allowing for modest earnings growth.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM Russell 2000 Small Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/19

Novocure Ltd.	0.3%
Haemonetics Corp.	0.3%
Trex Co., Inc.	0.3%
Science Applications International Corp.	0.3%
Portland General Electric Co.	0.3%
ONE Gas, Inc.	0.3%
First Industrial Realty Trust, Inc.	0.3%
Southwest Gas Holdings, Inc.	0.3%
MAXIMUS, Inc.	0.3%
Teladoc Health, Inc.	0.2%

2.9%

MM Russell 2000 Small Cap Index Fund Sector Table (% of Net Assets) on 9/30/19

Financial	26.0%
Consumer, Non-cyclical	22.7%
Industrial	14.4%
Consumer, Cyclical	12.2%
Technology	9.4%
Mutual Funds	6.1%
Communications	4.0%
Utilities	3.9%
Energy	3.5%
Basic Materials	3.1%
Government	0.0%
Diversified	0.0%

Total Long-Term Investments	105.3%
Short-Term Investments and Other Assets and Liabilities	(5.3)%

Net Assets	100.0%

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 07/26/2012	Since Inception 04/01/2014
Class I	07/26/2012	-8.94%	8.17%	11.46%
Class R5	07/26/2012	-9.06%	8.05%	11.35%
Service Class	07/26/2012	-9.15%	7.88%	11.17%
Administrative Class	07/26/2012	-9.27%	7.78%	11.07%
Class R4	04/01/2014	-9.38%	7.62%		5.78%
Class A	07/26/2012	-9.45%	7.51%	10.77%
Class A (sales load deducted)*	07/26/2012	-14.43%	6.30%	9.90%
Class R3	04/01/2014	-9.63%	7.36%		5.52%
Russell 2000 Index		-8.89%	8.19%	11.52%	6.32%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid Cap Growth, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 73% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 27% of the Fund’s portfolio, as of September 30, 2019.

Except as noted below, the MassMutual Select Mid Cap Growth Fund has not been available for purchase by new investors since August 15, 2018. Customers who were invested in the Fund on August 15, 2018 will continue to be able to invest. Investment products and programs offered by MassMutual or its affiliates, including, but not limited to, certain separate investment accounts, mutual funds, collective trust funds, qualified and non-qualified retirement plans, and IRA customers, as well as other institutional investors and programs sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm, may be able to purchase the Fund at the discretion of MML Advisers. Sales of Fund shares may be further restricted or reopened in the future.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 6.54%, outperforming the 5.20% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the T. Rowe Price component of the Fund, holdings in the health care sector contributed to relative performance. Shares of Teleflex, a maker of single-use medical devices used for diagnostic and therapeutic procedures in critical care and surgery, gained ground. Teleflex improved the quality of its medical portfolio through mergers and acquisitions and organic growth, and successfully transitioned from its roots as a diversified industrial company. Security selection in the information technology sector also boosted the Fund component’s relative results, although an unfavorable underweight, relative to the benchmark, partially tempered the gains. The Fund component’s stake in Keysight Technologies, the world’s largest electronic test and measurement equipment maker and an early beneficiary of the shift to 5G networks, contributed to relative results. The energy sector detracted from performance, due to less-than-favorable stock choices and a detrimental overweight position in the poorly performing sector. Fund component holding Concho Resources lost ground over the period, hampered by persistently low oil prices and the failure of experiments to test new spacing techniques for drilling. The real estate sector also detracted, due to a significantly underweight allocation.

Within the Frontier component of the Fund, the largest contributors to relative performance were holdings in the health care, materials, and financials sectors. In the health care sector, Frontier’s patience in oncology-focused TESARO was rewarded when GlaxoSmithKline acquired the company at a substantial premium. Within the materials sector, metal packaging producer Ball Corporation advanced, as the company delivered strong results, capitalizing on its market position in specialty cans and growing aerospace backlog. In the financials sector, payment processing company Global Payments reported better-than-expected results and subsequently announced a merger with Total System Services. Fund component holdings that were the largest detractors from relative performance came from the technology, energy, and consumer discretionary sectors. In the technology sector, IT services company DXC hindered results, as its management lowered top-line expectations, causing the company to lose market confidence in its ability to improve revenue performance. Cloud infrastructure provider Nutanix declined following sales execution missteps and headwinds encountered while transitioning from a hardware-centric sales model to a recurring software model. In the energy sector, economic concerns and global trade fears led to severe corrections in exploration and production

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

companies Concho Resources and Carrizo Oil & Gas. In the consumer discretionary sector, 2U, a provider of online degree programs for not-for-profit colleges and universities, fell after lowering its sales outlook due to admission policy changes at partner universities.

Subadviser outlook

T. Rowe Price views the Federal Reserve’s (the Fed) interest rate cuts in July and September – following its decision to shelve rate hikes earlier this year – as a continuation of the extraordinary monetary easing that has afforded U.S. companies nearly cost-free financing for many years. As a result, T. Rowe Price believes that many fast-growing companies with flawed business models or uncertain profitability have been rewarded by investors, which may be staving off a market correction that it views to be long overdue. T. Rowe Price believes that the combination of subdued global growth, a submissive Fed, and risk-oblivious investors could portend the market’s continued exuberance in the near term.

Frontier expects that the pattern of increased volatility could continue as investors weigh the positive effects of easing monetary policy against the headwinds from a slowing economy. In its view, ongoing trade tensions, coupled with the upcoming U.S. presidential election, have the potential to add to the uncertainty. In this environment, Frontier continues to focus on owning companies that have multiple levers to grow their earnings and free cash flow without being overly reliant on a strong economy. And while it remains constructive on the economy, Frontier is watching both trade tensions and consumer confidence closely. Frontier believes that elevated market volatility may present opportunities to buy quality companies at reasonable valuations.

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 9/30/19

Teleflex, Inc.	2.2%
Ball Corp.	2.2%
Dollar General Corp.	2.0%
L3 Harris Technologies, Inc.	1.9%
The Cooper Cos., Inc.	1.8%
Microchip Technology, Inc.	1.7%
Global Payments, Inc.	1.7%
Hologic, Inc.	1.4%
IAC/InterActiveCorp	1.2%
Burlington Stores, Inc.	1.2%

17.3%

MassMutual Select Mid Cap Growth Fund Sector Table (% of Net Assets) on 9/30/19

Consumer, Non-cyclical	27.9%
Industrial	19.8%
Consumer, Cyclical	15.6%
Technology	13.6%
Financial	8.5%
Communications	3.2%
Basic Materials	2.8%
Energy	2.1%
Utilities	1.6%
Mutual Funds	1.0%

Total Long-Term Investments	96.1%
Short-Term Investments and Other Assets and Liabilities	3.9%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 11/15/2010	Since Inception 04/01/2014
Class I	11/15/2010	6.66%	12.69%		13.73%
Class R5	06/01/2000	6.54%	12.58%	14.50%
Service Class	06/01/2000	6.48%	12.47%	14.40%
Administrative Class	06/01/2000	6.31%	12.35%	14.25%
Class R4	04/01/2014	6.18%	12.20%			11.19%
Class A	06/01/2000	6.06%	12.07%	13.97%
Class A (sales load deducted)*	06/01/2000	0.23%	10.81%	13.33%
Class R3	12/31/2002	5.91%	11.91%	13.72%
Russell Midcap Growth Index		5.20%	11.12%	14.08%	13.08%	10.77%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 62% of the Fund’s portfolio; and Invesco Advisers, Inc. (Invesco), which oversaw approximately 38% of the Fund’s portfolio, as of September 30, 2019. At the close of business on May 24, 2019, Invesco replaced OFI Global Institutional, Inc. (OFI Global) as a subadviser of the Fund. The portfolio management team at OFI Global with responsibility for the Fund became employees of Invesco and there was no change in the Fund’s investment process or philosophies.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned -2.40%, outperforming, by a wide margin, the -9.63% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund also significantly outperformed the -8.89% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the Wellington Management component of the Fund, strong security selection in the health care and consumer discretionary sectors was a primary driver of the Fund component outperforming the benchmark. This was partially offset by weaker stock selection within the materials and information technology sectors. Sector allocation, a residual of the Fund component’s bottom-up stock selection process, also aided performance. An overweight allocation in the real estate sector, relative to the benchmark, was a relative contributor, as were underweight allocations to the energy and health care sectors. An underweight position in the utilities sector detracted, partially offsetting results.

Wellington Management Fund component holdings that were top contributors to relative performance included Insulet and eHealth. Insulet is a diabetes management company that is enjoying success with Omnipod, a wearable insulin system that provides up to three days of non-stop insulin delivery. Near the end of the period, Insulet’s ACE (Alternate Controller Enabled) pump gained approval for use in third-party devices. Shares of eHealth jumped after the online health insurance exchange operator’s second quarter 2019 results were significantly better than expectations. Wellington Management eliminated positions in both Insulet and eHealth, as their respective stock prices increased substantially during the period. Fund component holdings that were top detractors from relative returns included 2U and Centennial Resource Development. 2U, a provider of cloud-based software for online education courses, traded down after its management meaningfully lowered its full-year guidance. Centennial Resource Development, a Permian basin-focused oil and gas producer, saw its stock price drop early in the period, based on concerns about capital efficiency following its management’s 2019 production and capital spending guidance. Wellington Management eliminated the Fund component’s positions in both 2U and Centennial Resource Development during the period.

With respect to the Invesco component of the Fund, strong stock selection in the information technology, consumer discretionary, and industrials sectors primarily drove the Fund component’s outperformance of the benchmark. Weaker stock selection within the energy sector and underweight exposures to the utilities and real estate sectors detracted from performance. The top-performing Fund component holdings were Roku, Inc., Coupa Software, Inc., and Mercury Systems. Roku, one of the leading platforms for streaming TV in the U.S., posted strong results as consumers continue to cut the cord and plug into Roku. Coupa Software, a software company that enables businesses to manage their spending in a more centralized, efficient manner, benefited, as its software-as-a-service cloud delivery model is superior to that of legacy players in the space. Mercury Systems,

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

which provides modules, components, and subsystems used in high-end defense computing applications, delivered strong results, displaying stable organic growth and providing forward guidance above expectations.

Invesco Fund component holdings that were top detractors during the period included Ligand Pharmaceuticals, Inc., Inogen, Inc., and HealthEquity. Ligand Pharmaceuticals, a biopharma company, underperformed due to a critical research report that questioned the long-term value of Ligand’s portfolio of future milestone payments. Inogen, Inc., a leader in the portable oxygen concentrator segment of the domestic home oxygen therapy market, reported strong revenue growth, but its onboarding of new salespeople hurt profitability. Invesco sold both Ligand Pharmaceuticals and Inogen during the reporting period. HealthEquity, a Health Savings Account provider, was negatively impacted by falling interest rates, as that is a headwind to earnings.

Subadviser outlook

Looking ahead, in Wellington Management’s view, its Fund component maintains a good degree of balance with exposure to strong, secular growers that have the potential to outperform in a more challenging macroeconomic environment, as things progress into the latter stages of this business cycle. Wellington Management continues to seek attractively valued investment opportunities created by the inefficiencies frequently found among small-cap companies. At the end of the period, the Fund component had its largest overweight allocations to the consumer discretionary, real estate, materials, and financials sectors – and its most underweight stakes in the information technology, consumer staples, and industrials sectors.

Looking forward, Invesco expects the growth rate of the U.S. economy to moderate from roughly 3% in 2018 to around 2% in 2019, while potentially remaining stronger than many other economies around the world. It believes that prior interest rate increases by the Federal Reserve, waning benefit from fiscal stimulus, weaker overseas economies, and trade war fallout are the primary reasons for this slowdown. It believes that moderating economic growth and rising cost pressures could combine to materially slow the pace of earnings growth in 2019. While it believes that the recent sharp advance in equity prices may be followed by short-term consolidation, Invesco is optimistic about the prospects for small- and mid-cap growth stocks. It believes that companies with strong secular growth profiles could outperform those in cyclical industries over the near term.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 9/30/19

Insulet Corp.	2.0%
Omnicell, Inc.	1.4%
Haemonetics Corp.	1.3%
Aerojet Rocketdyne Holdings, Inc.	1.2%
ITT, Inc.	1.1%
Amedisys, Inc.	1.1%
Rexnord Corp.	1.1%
Chart Industries, Inc.	1.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1.0%
Carpenter Technology Corp.	1.0%

12.2%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 9/30/19

Consumer, Non-cyclical	26.9%
Financial	17.3%
Industrial	15.7%
Technology	14.8%
Consumer, Cyclical	13.7%
Communications	5.2%
Mutual Funds	3.3%
Basic Materials	2.3%
Energy	2.0%
Utilities	0.3%

Total Long-Term Investments	101.5%
Short-Term Investments and Other Assets and Liabilities	(1.5)%

Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 11/15/2010	Since Inception 04/01/2014
Class I	11/15/2010	-2.31%	10.65%		12.31%
Class R5	05/03/1999	-2.40%	10.54%	12.77%
Service Class	05/03/1999	-2.43%	10.44%	12.65%
Administrative Class	05/03/1999	-2.60%	10.32%	12.50%
Class R4	04/01/2014	-2.76%	10.16%			8.58%
Class A	05/03/1999	-2.81%	10.05%	12.22%
Class A (sales load deducted)*	05/03/1999	-8.16%	8.81%	11.58%
Class R3	12/31/2002	-2.94%	9.90%	11.98%
Russell 2000 Growth Index#		-9.63%	9.08%	12.25%	11.35%	7.31%
Russell 2000 Index		-8.89%	8.19%	11.19%	10.33%	6.32%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM MSCI EAFE® International Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MML Advisers. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned -1.15%, outperforming the -1.34% return of the Index, which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s performance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index. During the period, however, the Fund’s outperformance versus the Index was mainly due to the positive impact from fair value pricing and the dividend tax differential.

The Fund’s top-performing sectors were utilities and consumer staples, returning 14.0% and 7.6%, respectively. Energy and financials were the worst-performing sectors for this period, with returns of -14.4% and -5.7%, respectively.

The top-performing countries within the Index were Switzerland and New Zealand, returning 12.9% and 10.5%, respectively. Austria and Norway were the worst-performing countries, with returns of -15.5% and -12.5%, respectively.

Global equity markets were slightly negative for the year, underperforming stock markets in the U.S., due to mixed results from European and Japanese equity markets. Both suffered from investors’ concerns about slowing economic growth. Uncertainty surrounding unresolved Brexit plans in the United Kingdom and the continued decline of exports in Japan hurt as well. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.)

Trade policies weighed on investors around the globe, as the U.S. increased tariffs on several of its trading partners. Global interest rates remained low and supportive of future economic growth, but central bank intervention has become less effective as geopolitical risks have gained importance.

Subadviser outlook

NTI believes that global equity returns could be below long-term historical averages – a consequence of the slow-growth environment. NTI believes that developed-market equities will provide annualized returns in the mid-single-digit range. Valuations, which in its opinion remain elevated, have moved to more reasonable levels over the past few years. NTI estimates that valuations could still move slightly lower in the later stages of this economic expansion, but believes that they should remain within a higher structural range, supported by low interest rates and milder economic cycles. In its view, late-cycle margin pressures will be similarly muted by low inflation and interest rates, allowing for modest earnings growth.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM MSCI EAFE International Index Fund Largest Holdings (% of Net Assets) on 9/30/19

Nestle SA Registered	2.4%
Roche Holding AG	1.5%
Novartis AG Registered	1.3%
HSBC Holdings PLC	1.1%
Toyota Motor Corp.	1.1%
BP PLC	0.9%
Royal Dutch Shell PLC Class A	0.9%
Total SA	0.9%
AstraZeneca PLC	0.8%
SAP SE	0.8%

11.7%

MM MSCI EAFE International Index Fund Sector Table (% of Net Assets) on 9/30/19

Consumer, Non-cyclical	26.1%
Financial	21.9%
Industrial	12.9%
Consumer, Cyclical	12.2%
Basic Materials	6.1%
Communications	5.7%
Energy	5.2%
Technology	4.1%
Utilities	3.7%
Mutual Funds	0.6%
Diversified	0.3%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 07/25/2012	Since Inception 04/01/2014
Class I	07/25/2012	-1.15%	3.29%	7.56%
Class R5	07/25/2012	-1.26%	3.18%	7.45%
Service Class	07/25/2012	-1.31%	3.05%	7.30%
Administrative Class	07/25/2012	-1.49%	2.93%	7.18%
Class R4	04/01/2014	-1.56%	2.78%		2.07%
Class A	07/25/2012	-1.66%	2.68%	6.91%
Class A (sales load deducted)*	07/25/2012	-7.07%	1.53%	6.08%
Class R3	04/01/2014	-1.86%	2.53%		1.82%
MSCI EAFE Index		-1.34%	3.27%	7.55%	2.59%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 61% of the Fund’s portfolio; and Harris Associates L.P. (Harris), which oversaw approximately 39% of the Fund’s portfolio, as of September 30, 2019.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned -0.14%, outperforming the -1.34% return of the MSCI EAFE Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the MFS component of the Fund, stock selection and an overweight position, relative to the benchmark, in both the health care and consumer staples sectors contributed to relative performance. Within the health care sector, overweight allocations to imaging products and medical-related equipment manufacturer HOYA (Japan), manufacturer of precision instruments and machines Olympus (Japan), and pharmaceutical and diagnostic company Roche Holding (Switzerland) benefited relative performance. Within the consumer staples sector, an overweight stake in global food company Nestle (Switzerland) also aided relative returns.

MFS Fund component holdings within both the communication services and information technology sectors detracted from relative performance. Within communication services, internet search provider Baidu (China), which is not a benchmark constituent, hindered relative performance. Overweight positions in advertising and broadcasting company ProSiebenSat.1 Media (Germany) and advertising and marketing firm WPP Group (United Kingdom) also held back relative returns. Within the information technology sector, an overweight allocation to permanent and temporary staffing services Amadeus (Germany) hurt relative performance. Not owning shares of ASML (Netherlands), a strongly performing lithography systems manufacturer for the semiconductor industry, further weighed on the Fund component’s relative performance.

For the Harris component of the Fund, holdings in Japan provided the best relative performance for the past 12 months, as three of four underlying holdings gained value, led by manufacturer of precision instruments and machines, Olympus, and technology equipment firm OMRON. The U.S. and South Korea produced the next-best results, owing to share price advances for all three combined underlying holdings in these regions. On a sector basis, energy delivered the best relative results due to positive outcomes from both stock selection and a less-than-benchmark weighting, even though the single underlying holding, Cenovus Energy, supplied a negative absolute return.

Harris Fund component holdings in Germany detracted most from relative performance, driven by share price declines from steel materials company thyssenkrupp, auto parts and equipment firm Continental, and automaker BMW. The next-largest negative relative results came from Fund component holdings in Switzerland and France. With respect to sectors, industrials produced the largest negative relative result, as 12 of 15 underlying holdings lost absolute value. The communication services and consumer discretionary sectors were the next-largest detractors.

As of September 30, 2019, the Harris component of the Fund held hedges on the Swiss franc, with approximately 12% of the underlying franc exposure being hedged. Over the past 12 months, hedges contributed slightly to Harris’s performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Overall, MFS remains cautious on the equity markets, given the risks around politics, trade wars, Brexit, and Middle East tensions, as well as the potential for slowing earnings growth. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) MFS believes we remain in an economic environment of low growth, low inflation, and low interest rates. It continues to favor holdings such as consumer staples companies, on the basis of strong brands, solid organic growth, stable earnings, and free cash flow; and medical equipment companies, for their above-average growth, less relative pricing pressures, and aging demographic trend. It also has a positive view on multinational companies with exposure to the emerging-market consumer, with their rising wages, growing middle class, and secular spending trends. MFS maintains a long-term investment horizon and remains focused on owning companies with above-average growth and returns that trade at reasonable valuations.

Harris notes that global markets were volatile over the past 12 months, as investors reacted to many of the same issues that influenced markets in the preceding year, and Harris believes that those same issues could influence markets in the coming year. Trade disputes linger, Brexit remains unresolved, and political turmoil persists in both the U.S. and the U.K. Most recently, Harris has observed that recession has become a frequent topic of conversation. The European Central Bank and the U.S. Federal Reserve opted to lower key interest rates in attempts to hedge against economic downturns. Harris also believes that the lingering memory of the Great Recession is causing investors to be much more fearful than they need to be at present. It believes that the noise present today could dissipate, and that trade has the potential to flow more freely over the next several years.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 9/30/19

Nestle SA Registered	2.7%
Bayer AG Registered	2.2%
Intesa Sanpaolo SpA	2.1%
Roche Holding AG	1.9%
AIA Group Ltd.	1.7%
Air Liquide SA	1.7%
Hoya Corp.	1.7%
Schneider Electric SE	1.6%
BNP Paribas SA	1.5%
Glencore PLC	1.5%

18.6%

MassMutual Select Overseas Fund Sector Table (% of Net Assets) on 9/30/19

Consumer, Non-cyclical	28.8%
Financial	18.4%
Industrial	16.1%
Consumer, Cyclical	13.5%
Basic Materials	6.8%
Technology	5.8%
Communications	5.4%
Energy	2.2%
Utilities	0.7%
Mutual Funds	0.6%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 11/15/2010	Since Inception 04/01/2014
Class I	11/15/2010	0.01%	3.77%		5.19%
Class R5	05/01/2001	-0.14%	3.68%	5.68%
Service Class	05/01/2001	-0.15%	3.58%	5.61%
Administrative Class	05/01/2001	-0.32%	3.45%	5.50%
Class R4	04/01/2014	-0.51%	3.30%			2.37%
Class A	05/01/2001	-0.48%	3.21%	5.26%
Class A (sales load deducted)*	05/01/2001	-5.95%	2.05%	4.66%
Class R3	12/31/2002	-0.72%	3.04%	5.01%
MSCI EAFE Index		-1.34%	3.27%	4.90%	4.61%	2.59%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund normally invests in a number of different countries throughout the world and may purchase the stocks of companies of any size. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned -1.17%, outperforming the -1.23% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

T. Rowe Price takes a core approach to investing, which provides exposure to both growth and value styles of investing. It also invests with an awareness of the global economic backdrop and its own outlook for certain industries, sectors, and individual countries. For this reporting period, stock selection among emerging-market equities was the top contributor to the Fund’s relative returns. The Fund’s overweight allocation to international developed growth stocks, which outpaced international developed value stocks, also added value.

Stock selection in the international developed-equity strategies negatively impacted relative results, as did the Fund’s overweight allocation, relative to the benchmark, to emerging-market equities, which trailed international developed stocks.

Less-than-favorable stock selection in the consumer discretionary and materials sectors negatively impacted relative performance. Fund holdings in the health care sector also weighed on relative returns, though a favorable overweight to the sector helped to offset this. Stock selection in the information technology sector also positively contributed to relative returns. Regionally, weak stock selection in developed Europe weighed on the Fund’s relative performance, and Fund holdings in the Pacific ex-Japan also detracted.

The Fund’s positioning in the energy sector was the top detractor from relative returns during the period. An underweight allocation to the consumer staples sector also hampered relative performance, as did stock selection within the sector. Regionally, stock selection in developed Europe detracted from relative performance, most notably in the U.K.

Less-than-favorable stock selection within the industrials, communication services, and consumer discretionary sectors negatively impacted relative returns. Regionally, stock selection and underweight allocations to both Australia and Italy were also notable detractors. On the positive side, strong stock selection in the Netherlands lifted relative returns.

In the emerging markets, stock selection and an underweight position in South Korea added value. Fund holdings in Brazil also proved beneficial, as did the Fund’s overweight allocation there. However, stock selection in South Africa weighed on relative results.

At the sector level, stock selection in the financials and consumer discretionary sectors bolstered relative performance. Stock selection and a favorable overweight in the consumer staples sector also lifted relative returns. On the downside, stock selection in the communication services and energy sectors detracted from relative results.

As of September 30, 2019, the Fund held equity options and currency forwards. The estimated return impact from the Fund’s use of derivatives was negligible. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price believes that, with markets sending mixed signals, trends in trade could drive the direction of the global economy. While T. Rowe Price believes that a trade deal between the U.S. and China in the near term seems unlikely, it continues to expect the tenor of negotiations to impact markets as the process unfolds. Against this backdrop of heightened uncertainty, T. Rowe Price has taken a cautious approach and, from a risk perspective, has sought to position the Fund’s portfolio broadly neutral. Despite signs that the current economic cycle is aging, its believes the strong labor environment could continue to support consumer spending and underpin economic growth.

T. Rowe Price’s view is that the dovish shift in monetary policy around the world and a broader easing of financial and liquidity conditions have reduced the near-term likelihood of a global recession. However, it believes that the current cycle of easing measures may leave global central banks ill equipped to respond to a more pronounced downturn. While this step back from tightening policies may help to stabilize global growth, it may not be, in its view, sufficient to ignite a reacceleration in growth.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price International Equity Fund Largest Holdings (% of Net Assets) on 9/30/19

Samsung Electronics Co. Ltd.	2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.8%
Alibaba Group Holding Ltd. Sponsored ADR	1.8%
Nestle SA Registered	1.6%
Tencent Holdings Ltd.	1.5%
Roche Holding AG	1.4%
Nippon Telegraph & Telephone Corp.	1.4%
AIA Group Ltd.	1.3%
HDFC Bank Ltd. ADR	1.2%
Total SA	1.1%

15.3%

MassMutual Select T. Rowe Price International Equity Fund Sector Table (% of Net Assets) on 9/30/19

Financial	24.8%
Consumer, Non-cyclical	21.9%
Communications	10.9%
Industrial	10.1%
Consumer, Cyclical	9.7%
Technology	8.9%
Basic Materials	5.0%
Energy	3.8%
Utilities	1.7%
Diversified	0.6%
Mutual Funds	0.1%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	-1.17%	-2.54%
MSCI ACWI ex USA		-1.23%	-1.86%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select Total Return Bond Fund – Portfolio of Investments

September 30, 2019

	Principal Amount	Value
BONDS & NOTES — 103.9%

BANK LOANS — 0.9%
Aerospace & Defense — 0.0%
TransDigm, Inc., 2018 Term Loan E, 3 mo. LIBOR + 2.500% 4.544% VRN 5/30/25	$198,489	$197,518

Auto Parts & Equipment — 0.0%
Panther BF Aggregator 2 LP, USD Term Loan B, 1 mo. LIBOR + 3.500% 5.544% VRN 4/30/26	250,000	247,345

Commercial Services — 0.0%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, 1 mo. LIBOR + 1.750% 3.794% VRN 1/15/25	126,810	127,201

Diversified Financial Services — 0.3%
Delos Finance S.A.R.L., 2018 Term Loan B, 3 mo. LIBOR + 1.750% 3.854% VRN 10/06/23	2,750,000	2,757,370

Entertainment — 0.0%
Churchill Downs, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.000% 4.050% VRN 12/27/24	98,744	98,990
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, 1 mo. LIBOR + 2.250% 4.294% VRN 10/15/25	173,688	174,417

		273,407

Environmental Controls — 0.0%
Clean Harbors, Inc., 2017 Term Loan B, 1 mo. LIBOR + 1.750% 3.794% VRN 6/28/24	98,737	99,157

Health Care – Services — 0.1%
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.750% 5.813% VRN 7/02/25	89,100	89,546
MPH Acquisition Holdings LLC, 2016 Term Loan B, 3 mo. LIBOR + 2.750% 4.854% VRN 6/07/23	603,134	573,604

		663,150

Lodging — 0.0%
Caesars Entertainment Operating Co., Exit Term Loan, 1 mo. LIBOR + 2.000% 4.044% VRN 10/06/24	106,591	106,519

Machinery – Construction & Mining — 0.0%
CommScope, Inc., 2019 Term Loan B, 1 mo. LIBOR + 3.250% 5.294% VRN 4/06/26	300,000	298,662

	Principal Amount	Value
Media — 0.1%
CSC Holdings LLC, 2018 Incremental Term Loan, 4.278% 1/15/26	$427,850	$427,208
Telenet Financing USD LLC, USD Term Loan AN, 1 mo. LIBOR + 2.250% 4.278% VRN 8/15/26	300,000	299,814

		727,022

Packaging & Containers — 0.1%
Berry Global, Inc., USD Term Loan U, 4.549% 7/01/26	299,250	300,561

Real Estate Investment Trusts (REITS) — 0.0%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 1 mo. LIBOR + 2.000% 4.044% VRN 3/21/25	148,843	149,071

Retail — 0.1%
1011778 B.C. Unlimited Liability Co., Term Loan B3, 1 mo. LIBOR + 2.250% 4.294% VRN 2/16/24	397,174	398,365

Software — 0.1%
Change Healthcare Holdings LLC, 2017 Term Loan B, 4.544% 3/01/24	202,847	201,782
IQVIA, Inc., 2017 USD Term Loan B2, 3 mo. LIBOR + 2.000% 4.104% VRN 1/17/25	162,922	163,492
SS&C Technologies Holdings Europe S.A.R.L., 2018 Term Loan B4, 1 mo. LIBOR + 2.250% 4.294% VRN 4/16/25	34,280	34,366
SS&C Technologies, Inc., 2018 Term Loan B3, 1 mo. LIBOR + 2.250% 4.294% VRN 4/16/25	51,185	51,313

		450,953

Telecommunications — 0.1%
SBA Senior Finance II LLC, 2018 Term Loan B, 1 mo. LIBOR + 2.000% 4.050% VRN 4/11/25	493,750	493,770
Sprint Communications, Inc., 1st Lien Term Loan B, 1 mo. LIBOR + 2.500% 4.563% VRN 2/02/24	246,835	244,907

		738,677

Transportation — 0.0%
PODS LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 2.750% 5.053% VRN 12/06/24	128,363	128,042

TOTAL BANK LOANS (Cost $7,658,609)		7,663,020

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

CORPORATE DEBT — 26.9%
Aerospace & Defense — 0.2%
L3Harris Technologies, Inc. 4.400% 6/15/28 (a)	$1,295,000	$1,454,858

Agriculture — 0.4%
BAT Capital Corp. 4.390% 8/15/37	340,000	329,440
4.540% 8/15/47	920,000	881,904
4.758% 9/06/49	870,000	854,214
Reynolds American, Inc. 5.850% 8/15/45	930,000	1,029,116

		3,094,674

Airlines — 0.6%
America West Airlines, Inc. 8.057% 1/02/22	568,061	590,778
Continental Airlines, Inc. 8.048% 5/01/22	655,230	677,341
5.983% 10/19/23	3,165,856	3,340,928
US Airways, Inc. 7.125% 4/22/25	943,799	1,062,434

		5,671,481

Auto Manufacturers — 1.4%
Daimler Finance NA LLC 2.000% 7/06/21 (a)	860,000	854,943
2.200% 10/30/21 (a)	1,305,000	1,301,854
Ford Motor Credit Co. LLC 2.343% 11/02/20	1,270,000	1,262,551
2.425% 6/12/20	570,000	568,575
3 mo. USD LIBOR + .810% 3.099% FRN 4/05/21	2,395,000	2,366,951
3 mo. USD LIBOR + .880% 3.220% FRN 10/12/21	455,000	447,252
3.339% 3/28/22	955,000	956,257
4.250% 9/20/22	435,000	445,360
5.596% 1/07/22	2,326,000	2,443,753
General Motors Co. 4.875% 10/02/23	150,000	160,906
General Motors Financial Co., Inc. 3.450% 4/10/22	1,400,000	1,424,201

		12,232,603

Banks — 4.2%
Bank of America Corp. 3 mo. USD LIBOR + .370% 2.738% VRN 1/23/22	2,180,000	2,192,343
3 mo. USD LIBOR + .790% 3.004% VRN 12/20/23	425,000	434,039
3 mo. USD LIBOR + 1.070% 3.970% VRN 3/05/29	1,000,000	1,083,506
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	2,000,000	2,224,760

	Principal Amount	Value
Discover Bank 4.200% 8/08/23	$2,120,000	$2,253,731
Global Bank Corp. 4.500% 10/20/21 (a)	200,000	205,876
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 1.201% 3.272% VRN 9/29/25	2,320,000	2,394,748
3.850% 7/08/24	1,150,000	1,217,370
3.850% 1/26/27	4,055,000	4,299,806
JP Morgan Chase & Co. 3 mo. USD LIBOR + 1.337% 3.782% VRN 2/01/28	440,000	470,747
3 mo. USD LIBOR + 1.000% 4.023% VRN 12/05/24	2,130,000	2,271,149
Lloyds Bank PLC 3.300% 5/07/21	1,230,000	1,250,957
Lloyds Banking Group PLC 3 mo. USD LIBOR + 1.249% 2.858% VRN 3/17/23	1,300,000	1,304,070
3 mo. USD LIBOR + .810% 2.907% VRN 11/07/23	910,000	911,758
Morgan Stanley 3 mo. USD LIBOR + .930% 3.208% FRN 7/22/22	3,000,000	3,022,827
5.500% 1/26/20	2,000,000	2,021,486
Santander UK Group Holdings PLC 2.875% 10/16/20	2,000,000	2,006,272
2.875% 8/05/21	1,000,000	1,003,572
Santander UK PLC 3.400% 6/01/21	1,265,000	1,286,946
Wells Fargo & Co. 3.000% 4/22/26	1,345,000	1,379,106
3.000% 10/23/26	1,500,000	1,540,482
3.550% 9/29/25	75,000	79,266
Wells Fargo Bank NA 3 mo. USD LIBOR + .650% 2.082% VRN 9/09/22	1,816,000	1,811,818

		36,666,635

Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900% 2/01/46	1,885,000	2,249,233
Bacardi Ltd. 4.700% 5/15/28 (a)	460,000	502,398
5.300% 5/15/48 (a)	430,000	492,624

		3,244,255

Biotechnology — 0.5%
Amgen, Inc. 4.400% 5/01/45	1,680,000	1,898,542
Celgene Corp. 3.450% 11/15/27	500,000	529,751
3.875% 8/15/25	676,000	729,674

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
4.625% 5/15/44	$160,000	$190,011
5.000% 8/15/45	500,000	626,954

		3,974,932

Chemicals — 0.2%
International Flavors & Fragrances, Inc. 5.000% 9/26/48	1,265,000	1,443,637

Commercial Services — 0.2%
IHS Markit Ltd. 4.000% 3/01/26 (a)	124,000	130,572
4.750% 2/15/25 (a)	505,000	547,925
4.750% 8/01/28	750,000	833,625
5.000% 11/01/22 (a)	335,000	356,820

		1,868,942

Cosmetics & Personal Care — 0.0%
First Quality Finance Co., Inc. 5.000% 7/01/25 (a)	271,000	280,154

Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	250,000	258,094
Air Lease Corp. 4.750% 3/01/20	1,465,000	1,479,056
GE Capital International Funding Co. Unlimited Co. 2.342% 11/15/20	1,725,000	1,720,839
4.418% 11/15/35	5,823,000	6,093,878
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (a)	345,000	357,006
5.250% 8/15/22 (a)	1,245,000	1,312,105

		11,220,978

Electric — 1.9%
AEP Texas, Inc. 3.850% 10/01/25 (a)	2,000,000	2,116,424
Alabama Power Co. 3.950% 6/01/21	2,100,000	2,159,489
Ameren Illinois Co. 3.700% 12/01/47	480,000	521,393
Consolidated Edison Co. of New York, Inc. 4.650% 12/01/48	1,000,000	1,238,431
Duke Energy Carolinas LLC 3.700% 12/01/47	738,000	801,186
Entergy Louisiana LLC 3.780% 4/01/25	1,250,000	1,327,258
FirstEnergy Transmission LLC 5.450% 7/15/44 (a)	600,000	762,026
Metropolitan Edison Co. 4.000% 4/15/25 (a)	985,000	1,046,522
MidAmerican Energy Co. 4.400% 10/15/44	1,905,000	2,284,576

	Principal Amount	Value
NextEra Energy Capital Holdings, Inc. 3 mo. USD LIBOR + .480% 2.767% FRN 5/04/21	$4,000,000	$4,006,151

		16,263,456

Entertainment — 0.1%
Churchill Downs, Inc. 5.500% 4/01/27 (a)	544,000	577,238

Environmental Controls — 0.1%
Republic Services, Inc. 3.375% 11/15/27	450,000	478,770

Foods — 1.2%
Conagra Brands, Inc. 5.300% 11/01/38	545,000	629,499
Kraft Heinz Foods Co. 3.000% 6/01/26	630,000	623,313
4.375% 6/01/46	1,000,000	954,739
4.875% 10/01/49 (a)	1,220,000	1,231,894
5.000% 6/04/42	1,705,000	1,757,817
5.200% 7/15/45	1,750,000	1,839,716
The Kroger Co. 5.400% 1/15/49	850,000	1,006,141
Mondelez International Holdings Netherlands BV 2.000% 10/28/21 (a)	1,500,000	1,496,694
Post Holdings, Inc. 5.500% 12/15/29 (a)	500,000	521,250

		10,061,063

Gas — 0.2%
KeySpan Gas East Corp. 5.819% 4/01/41 (a)	1,337,000	1,776,839

Health Care – Products — 0.2%
Becton Dickinson and Co. 3 mo. USD LIBOR + .875% 2.979% FRN 12/29/20	1,312,000	1,312,439
Hill-Rom Holdings, Inc. 5.750% 9/01/23 (a)	400,000	410,680
Teleflex, Inc. 4.625% 11/15/27	226,000	235,887

		1,959,006

Health Care – Services — 1.4%
Aetna, Inc. 3.500% 11/15/24	500,000	520,968
Anthem, Inc. 3.500% 8/15/24	2,000,000	2,096,114
Centene Corp. 5.375% 6/01/26 (a)	253,000	264,701
5.625% 2/15/21	888,000	900,618
CHS/Community Health Systems, Inc. 8.000% 3/15/26 (a)	184,000	183,540
8.625% 1/15/24 (a)	123,000	126,998

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cigna Holding Co. 3.050% 10/15/27	$1,395,000	$1,409,519
Encompass Health Corp. 4.750% 2/01/30	415,000	419,316
HCA, Inc. 5.125% 6/15/39	650,000	708,942
5.250% 4/15/25	644,000	716,280
5.250% 6/15/49	1,000,000	1,090,843
Molina Healthcare, Inc. 5.375% STEP 11/15/22	460,000	487,618
Providence St. Joseph Health Obligated Group 2.746% 10/01/26	2,000,000	2,012,380
Tenet Healthcare Corp. 4.875% 1/01/26 (a)	354,000	363,293
5.125% 11/01/27 (a)	595,000	614,843
WellCare Health Plans, Inc. 5.250% 4/01/25	255,000	265,519

		12,181,492

Household Products & Wares — 0.1%
Central Garden & Pet Co. 5.125% 2/01/28	22,000	22,440
Spectrum Brands, Inc. 5.750% 7/15/25	500,000	521,745

		544,185

Insurance — 1.2%
Farmers Exchange Capital II 3 mo. USD LIBOR + 3.744% 6.151% VRN 11/01/53 (a)	1,750,000	2,157,888
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454% 5.454% VRN 10/15/54 (a)	3,290,000	3,790,832
Teachers Insurance & Annuity Association of America 3 mo. USD LIBOR + 2.661% 4.375% VRN 9/15/54 (a)	4,000,000	4,186,660

		10,135,380

Media — 0.8%
CBS Corp. 3.700% 6/01/28	1,020,000	1,063,140
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375% 6/01/29 (a)	329,000	350,385
Charter Communications Operating LLC/Charter Communications Operating Capital 3.750% 2/15/28	2,900,000	2,973,058
4.200% 3/15/28	431,000	453,266
Comcast Corp. 3.150% 2/15/28	750,000	781,700
4.600% 10/15/38	500,000	597,300

	Principal Amount	Value
CSC Holdings LLC 5.375% 2/01/28 (a)	$50,000	$52,688
Viacom, Inc. 3.875% 4/01/24	891,000	937,130

		7,208,667

Miscellaneous – Manufacturing — 0.9%
General Electric Co. 2.200% 1/09/20	1,800,000	1,797,849
4.125% 10/09/42	370,000	370,232
4.625% 1/07/21	1,195,000	1,225,396
5.550% 5/04/20	875,000	887,582
5.875% 1/14/38	716,000	860,906
6.750% 3/15/32	890,000	1,119,191
Siemens Financierings NV 1.700% 9/15/21 (a)	1,575,000	1,563,804

		7,824,960

Oil & Gas — 1.1%
Antero Resources Corp. 5.000% 3/01/25 (b)	813,000	661,343
5.125% 12/01/22	392,000	344,470
5.625% 6/01/23	125,000	108,125
Canadian Natural Resources Ltd. 3.850% 6/01/27	375,000	394,764
Diamondback Energy, Inc. 4.750% 11/01/24	35,000	35,831
EQT Corp. 3.900% 10/01/27 (b)	1,895,000	1,642,643
KazMunayGas National Co. JSC 5.375% 4/24/30	200,000	224,750
Matador Resources Co. 5.875% 9/15/26	265,000	265,503
Occidental Petroleum Corp. 3.500% 8/15/29	347,000	351,928
4.500% 7/15/44	400,000	407,956
Parsley Energy LLC/Parsley Finance Corp. 5.625% 10/15/27 (a)	270,000	278,775
Petrobras Global Finance BV 5.093% 1/15/30 (a)	151,000	157,516
Petroleos Mexicanos 6.500% 1/23/29	870,000	884,703
6.625% 6/15/35	2,100,000	2,052,225
7.690% 1/23/50 (a) (b)	850,000	886,125
Range Resources Corp. 4.875% 5/15/25 (b)	403,000	332,475
Transocean Guardian Ltd. 5.875% 1/15/24 (a)	302,600	303,356
Transocean Pontus Ltd. 6.125% 8/01/25 (a)	357,780	363,147
Transocean Poseidon Ltd. 6.875% 2/01/27 (a)	122,000	126,880

		9,822,515

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas Services — 0.0%
Transocean Proteus Ltd. 6.250% 12/01/24 (a)	$128,250	$130,174
USA Compression Partners LP/USA Compression Finance Corp. 6.875% 9/01/27 (a)	217,000	224,052

		354,226

Packaging & Containers — 0.5%
Amcor Finance USA, Inc. 4.500% 5/15/28 (a)	965,000	1,051,640
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125% 8/15/26 (a)	170,000	171,063
Ball Corp. 4.000% 11/15/23	200,000	209,250
Matthews International Corp. 5.250% 12/01/25 (a)	275,000	260,562
OI European Group BV 4.000% 3/15/23 (a)	75,000	75,469
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750% 10/15/20	600,847	602,109
3 mo. USD LIBOR + 3.500% 5.803% FRN 7/15/21 (a)	665,000	665,831
WRKCo, Inc. 4.900% 3/15/29	850,000	963,379

		3,999,303

Pharmaceuticals — 1.9%
AbbVie, Inc. 4.450% 5/14/46	1,048,000	1,085,537
Allergan Finance LLC 3.250% 10/01/22	1,000,000	1,021,370
Allergan Funding SCS 4.550% 3/15/35	576,000	611,458
AstraZeneca PLC 3.375% 11/16/25	1,200,000	1,261,791
Bausch Health Cos., Inc. 7.000% 3/15/24 (a)	152,000	159,746
Bayer US Finance II LLC 4.375% 12/15/28 (a)	2,535,000	2,737,192
4.875% 6/25/48 (a)	760,000	839,526
Bayer US Finance LLC 3.375% 10/08/24 (a)	760,000	778,751
Cigna Corp. 4.125% 11/15/25	2,000,000	2,147,389
CVS Health Corp. 4.000% 12/05/23	900,000	951,002
5.050% 3/25/48	3,130,000	3,552,327
Novartis Capital Corp. 4.000% 11/20/45	750,000	882,468

		16,028,557

	Principal Amount	Value
Pipelines — 1.4%
Energy Transfer Operating LP 5.500% 6/01/27	$264,000	$298,662
5.875% 1/15/24	1,000,000	1,111,659
6.250% 4/15/49	305,000	370,401
Energy Transfer Partners LP 5.950% 10/01/43	750,000	848,828
EQM Midstream Partners LP 5.500% 7/15/28	795,000	795,094
Kinder Morgan Energy Partners LP 3.500% 9/01/23	1,006,000	1,040,853
Kinder Morgan, Inc. 5.550% 6/01/45	1,000,000	1,178,712
Plains All American Pipeline LP/PAA Finance Corp. 4.650% 10/15/25	500,000	534,463
Rockies Express Pipeline LLC 4.950% 7/15/29 (a)	1,000,000	995,177
6.875% 4/15/40 (a)	745,000	810,784
Sunoco Logistics Partners Operations LP 4.250% 4/01/24	650,000	684,346
5.400% 10/01/47	950,000	1,036,552
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875% 1/15/29 (a)	162,000	176,996
TC PipeLines LP 3.900% 5/25/27	1,500,000	1,563,849
Williams Cos., Inc. 4.000% 9/15/25	1,000,000	1,057,136

		12,503,512

Real Estate Investment Trusts (REITS) — 1.7%
American Campus Communities Operating Partnership LP 3.350% 10/01/20	3,000,000	3,032,307
Boston Properties LP 3.850% 2/01/23	1,000,000	1,049,489
GLP Capital LP/GLP Financing II, Inc. 4.000% 1/15/30	615,000	618,057
5.250% 6/01/25	500,000	550,765
5.300% 1/15/29	620,000	683,370
5.375% 4/15/26	1,680,000	1,847,765
HCP, Inc. 4.000% 12/01/22	167,000	174,860
4.250% 11/15/23	1,206,000	1,287,424
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625% 5/01/24	450,000	493,312
SL Green Operating Partnership LP 3.250% 10/15/22	1,000,000	1,020,170

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ventas Realty LP 3.750% 5/01/24	$1,050,000	$1,107,344
3.850% 4/01/27	1,000,000	1,063,136
Welltower, Inc. 3.750% 3/15/23	1,300,000	1,361,036

		14,289,035

Retail — 0.2%
Alimentation Couche-Tard, Inc. 2.700% 7/26/22 (a)	425,000	427,844
eG Global Finance PLC 6.750% 2/07/25 (a)	447,000	436,384
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750% 6/01/27 (a)	300,000	312,375
Rite Aid Corp. 6.125% 4/01/23 (a)	811,000	643,407

		1,820,010

Savings & Loans — 0.1%
Nationwide Building Society 3 mo. USD LIBOR + 1.181% 3.622% VRN 4/26/23 (a)	620,000	632,055
3 mo. USD LIBOR + 1.392% 4.363% VRN 8/01/24 (a)	300,000	315,071

		947,126

Semiconductors — 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.000% 1/15/22	865,000	873,369
NXP BV/NXP Funding LLC 4.125% 6/01/21 (a)	500,000	513,014

		1,386,383

Software — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750% 3/01/25 (a)	255,000	258,825
IQVIA, Inc. 5.000% 5/15/27 (a)	266,000	278,635
SS&C Technologies, Inc. 5.500% 9/30/27 (a)	408,000	426,370

		963,830

Telecommunications — 2.1%
AT&T, Inc. 4.750% 5/15/46	395,000	438,042
4.800% 6/15/44	3,050,000	3,373,742
4.850% 3/01/39	366,000	414,984
5.250% 3/01/37	1,875,000	2,206,715
Intelsat Jackson Holdings SA 5.500% 8/01/23	378,000	352,636
9.750% 7/15/25 (a)	747,000	780,241

	Principal Amount	Value
Koninklijke KPN NV 8.375% 10/01/30	$700,000	$957,094
Level 3 Financing, Inc. 4.625% 9/15/27 (a)	166,000	167,502
5.375% 5/01/25	166,000	171,941
Sprint Corp. 7.625% 3/01/26	76,000	83,885
7.875% 9/15/23	234,000	257,040
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360% STEP 3/20/23 (a)	675,000	677,531
4.738% 9/20/29 (a)	2,685,000	2,854,182
T-Mobile USA, Inc. 4.500% 2/01/26	400,000	411,720
4.750% 2/01/28	175,000	183,138
6.000% 3/01/23	94,000	95,757
6.000% 4/15/24	279,000	289,463
6.500% 1/15/24	301,000	312,230
Verizon Communications, Inc. 4.500% 8/10/33	1,395,000	1,619,791
Vodafone Group PLC 4.875% 6/19/49	1,260,000	1,402,945
5.250% 5/30/48	1,300,000	1,506,875

		18,557,454

Transportation — 0.1%
Union Pacific Corp. 3.950% 9/10/28	850,000	937,644

TOTAL CORPORATE DEBT (Cost $220,263,098)		231,773,800

MUNICIPAL OBLIGATIONS — 1.5%
New York City Water & Sewer System BAB 6.124% 6/15/42	10,000,000	10,280,000
New York State Dormitory Authority 5.051% 9/15/27	600,000	715,614
State of California 7.950% 3/01/36	2,100,000	2,150,043

		13,145,657

TOTAL MUNICIPAL OBLIGATIONS (Cost $13,181,886)		13,145,657

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.7%
Commercial MBS — 2.1%
BAMLL Commercial Mortgage Securities Trust, Series 2018-PARK, Class A, 4.227% VRN 8/10/38 (a) (c)	1,280,000	1,443,497

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CALI Mortgage Trust, Series 2019-101C, Class A 3.957% 3/10/39 (a)	$945,000	$1,060,670
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class A 2.808% 4/10/28 (a)	900,000	901,621
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A 3.251% 5/10/35 (a)	1,310,000	1,354,728
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.871% VRN 11/10/31 (a) (c)	1,220,000	1,249,903
COMM Mortgage Trust Series 2016-787S, Class A, 3.545% 2/10/36 (a)	1,280,000	1,362,077
Series 2014-277P, Class A, 3.732% VRN 8/10/49 (a) (c)	1,340,000	1,426,626
Series 2013-300P, Class A1, 4.353% 8/10/30 (a)	1,240,000	1,341,383
Core Industrial Trust, Series 2015-CALW, Class A 3.040% 2/10/34 (a)	815,857	833,130
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K157, Class A2, 3.990% VRN 5/25/33 (c)	2,635,000	3,035,454
Hudson Yards Mortgage Trust, Series 2019-30HY, Class A 3.228% 7/10/39 (a)	880,000	933,584
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class A 3.397% 6/05/39 (a)	900,000	968,724
One Bryant Park Trust, Series 2019-OBP, Class A 2.516% 9/13/49 (a)	1,085,000	1,082,768
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A, 3.961% VRN 1/15/32 (a) (c)	1,320,000	1,406,691

		18,400,856

Home Equity ABS — 1.6%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W2, Series 2005-W2, Class M1, 1 mo. USD LIBOR + .490% 2.508% FRN 10/25/35	4,500,000	4,466,784
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE4, Class 1A2, 1 mo. USD LIBOR + .190% 2.208% FRN 5/25/35	189,195	187,966

	Principal Amount	Value
Home Equity Asset Trust Series 2006-3, Class 1A1, 1 mo. USD LIBOR + .200% 2.218% FRN 7/25/36	$1,350,185	$1,339,604
Series 2003-4, Class M1, 1 mo. USD LIBOR + 1.200% 3.218% FRN 10/25/33	3,431,772	3,437,393
Option One Mortgage Loan Trust, Series 2006-1, Class 1A1, 1 mo. USD LIBOR + .220% 2.238% FRN 1/25/36	2,655,519	2,627,351
Residential Asset Securities Corp., Series 2005-KS11, Class M1, 1 mo. USD LIBOR + .400% 2.418% FRN 12/25/35	1,249,666	1,247,405

		13,306,503

Other ABS — 2.5%
Barings CLO Ltd., Series 2013-IA, Class AR, 3 mo. USD LIBOR + .800% 3.078% FRN 1/20/28 (a)	3,650,000	3,646,759
Countrywide Asset-Backed Certificates Series 2006-22, Class 2A3, 1 mo. USD LIBOR + .160% 2.178% FRN 1/25/34	148,118	146,539
Series 2004-5, Class M1, 1 mo. USD LIBOR + .855% 2.873% FRN 8/25/34	507,509	502,385
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .360% 2.378% FRN 10/25/35	848,332	846,602
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, 3 mo. USD LIBOR + 1.110% 3.366% FRN 10/29/29 (a)	2,100,000	2,099,966
LCM Ltd., 3 mo. USD LIBOR + 1.240% 3.543% FRN 7/15/27 (a)	1,400,000	1,400,001
Lehman XS Trust, Series 2005-4, Class 1A3, 1 mo. USD LIBOR + .800% 2.818% FRN 10/25/35	389,552	384,766
Madison Park Funding XXX Ltd., Series 2018-30A, Class A, 3 mo. USD LIBOR + .750% 3.053% FRN 4/15/29 (a)	2,075,000	2,058,767
Magnetite VII Ltd., Series 2012-7A, Class A1R2, 3 mo. USD LIBOR + .800% 3.103% FRN 1/15/28 (a)	1,489,000	1,485,194

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Magnetite XXI Ltd., Series 2019-21A, Class A, 3 mo. USD LIBOR + 1.280% 3.909% FRN 4/20/30 (a)	$450,000	$450,877
Morgan Stanley Capital I, Inc. Trust Series 2006-HE1, Class A4, 1 mo. USD LIBOR + .290% 2.308% FRN 1/25/36	4,092,386	4,010,671
Series 2006-NC2, Class A2D, 1 mo. USD LIBOR + .290% 2.308% FRN 2/25/36	4,309,477	4,202,960
Structured Asset Investment Loan Trust, Series 2005-8, Class A4, 1 mo. USD LIBOR + .720% 2.738% FRN 10/25/35	414,845	414,104

		21,649,591

Student Loans ABS — 4.7%
Access Group, Inc., Series 2015-1, Class A 2.845% 7/25/56 (a)	2,428,164	2,403,935
Education Loan Asset-Backed Trust I, Series 2013-1, Class A2, 1 mo. USD LIBOR + .800% 2.818% FRN 4/26/32 (a)	4,100,000	4,069,747
Nelnet Student Loan Trust, Series 2019-4A, Class A, 1 mo. USD LIBOR + .870% 3.039% FRN 9/26/67 (a)	2,100,000	2,101,752
SLC Student Loan Trust Series 2006-2, Class A6, 3 mo. USD LIBOR + .160% 2.279% FRN 9/15/39	7,720,000	7,430,472
Series 2006-1, Class A6, 3 mo. USD LIBOR + .160% 2.279% FRN 3/15/55	7,380,000	6,964,971
SLM Student Loan Trust Series 2006-2, Class A6, 3 mo. USD LIBOR + .170% 2.446% FRN 1/25/41	2,476,808	2,383,713
Series 2014-1, Class A3, 1 mo. USD LIBOR + .600% 2.618% FRN 2/26/29	1,821,431	1,775,222
Series 2012-7, Class A3, 1 mo. USD LIBOR + .650% 2.668% FRN 5/26/26	3,252,250	3,173,307
Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850% 4.126% FRN 7/25/73	3,735,000	3,765,652
Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250% 4.526% FRN 10/25/83	3,630,000	3,656,428

	Principal Amount	Value
Wachovia Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .170% 2.446% FRN 4/25/40 (a)	$3,188,810	$3,073,085

		40,798,284

WL Collateral CMO — 3.8%
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1, 1 mo. USD LIBOR + .400% 2.418% FRN 3/25/46	2,896,385	2,655,256
Bear Stearns ALT-A Trust, Series 2005-4, Class 25A1, 3.909% VRN 5/25/35 (c)	1,959,787	1,820,948
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A2, 4.784% VRN 3/25/36 (c)	9,470	9,084
CSMC Trust, Series 2018-RPL9, Class A, 3.850% VRN 9/25/57 (a) (c)	3,495,844	3,702,833
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1, 4.232% VRN 11/25/35 (c)	2,721,150	2,485,832
HarborView Mortgage Loan Trust Series 2006-10, Class 1A1A, 1 mo. USD LIBOR + .200% 2.257% FRN 11/19/36	4,072,522	3,648,125
Series 2007-6, Class 1A1A, 1 mo. LIBOR + .200% 2.257% FRN 8/19/37	3,952,947	3,480,444
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2, 4.080% VRN 8/25/35 (c)	520,298	508,256
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 4A1, 3.928% VRN 4/25/34 (c)	784,676	761,097
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A, 12 mo. MTA + .750% 2.862% FRN 6/26/47 (a)	2,378,199	2,340,406
RALI Trust, Series 2006-QA7, Class 2A1, 1 mo. USD LIBOR + .185% 2.203% FRN 8/25/36	967,660	980,945
Structured Asset Mortgage Investments II Trust, Series 2006-AR1, Class 3A1, 1 mo. USD LIBOR + .230% 2.248% FRN 2/25/36	3,355,223	3,142,108

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + .310% 2.328% FRN 1/25/45	$1,458,309	$1,423,385
Series 2005-7, Class 4CB, 7.000% 8/25/35	3,730,270	2,478,842
Wells Fargo Mortgage-Backed Securities Trust Series 2006-2, Class 1A1, 5.000% 3/25/36	664,687	656,259
Series 2005-AR16, Class IIA1, 5.014% VRN 2/25/34 (c)	399,071	398,421
Series 2007-AR3, Class A4, 5.200% VRN 4/25/37 (c)	2,027,843	1,977,624

		32,469,865

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $123,292,891)		126,625,099

SOVEREIGN DEBT OBLIGATIONS — 0.2%
Bahrain Government International Bond 7.000% 10/12/28	200,000	224,239
Colombia Government International Bond 4.500% 1/28/26	200,000	218,400
Oman Government International Bond 5.625% 1/17/28 (a)	200,000	196,787
Qatar Government International Bond 4.500% 4/23/28	200,000	227,881
Republic of South Africa Government International Bond 4.875% 4/14/26	200,000	206,484
Russian Foreign Bond 4.750% 5/27/26	200,000	218,369

		1,292,160

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,179,334)		1,292,160

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 35.9%
Collateralized Mortgage Obligations — 2.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KJ05, Class A1, 1.418% 5/25/21	314,990	313,839
Series S8FX, Class A2, 3.291% 3/25/27	3,955,000	4,210,399

	Principal Amount	Value
Series K155, Class A3, 3.750% 4/25/33	$2,115,000	$2,414,842
Federal National Mortgage Association Series 2018-54, Class KA, 3.500% 1/25/47	3,560,353	3,663,544
Series 2018-38, Class PA, 3.500% 6/25/47	4,155,774	4,250,451
Federal National Mortgage Association. REMICS Series 2018-55, Class PA 3.500% 1/25/47	3,694,304	3,801,379
Government National Mortgage Association Series 2018-124, Class NW, 3.500% 9/20/48	1,571,068	1,605,140
3.500% 2/20/49	2,864,551	2,927,232

		23,186,826

Pass-Through Securities — 33.2%
Federal Home Loan Mortgage Corp. Pool #G18619 2.500% 11/01/31	1,041,711	1,054,042
Pool #G16770 2.500% 2/01/32	1,059,117	1,073,640
Pool #G16660 2.500% 7/01/32	1,702,606	1,722,760
Pool #G18596 3.000% 4/01/31	727,324	746,866
Pool #G18691 3.000% 6/01/33	370,264	379,518
Pool #G08710 3.000% 6/01/46	202,060	206,970
Pool #G08715 3.000% 8/01/46	4,193,243	4,295,154
Pool #G08721 3.000% 9/01/46	564,740	578,465
Pool #G08726 3.000% 10/01/46	7,584,319	7,768,647
Pool #G08732 3.000% 11/01/46	5,203,470	5,326,682
Pool #G08741 3.000% 1/01/47	3,215,656	3,291,799
Pool #G08795 3.000% 1/01/48	2,716,437	2,773,968
Pool #G18713 3.500% 11/01/33	3,564,005	3,690,469
Pool #G16756 3.500% 1/01/34	1,072,040	1,119,460
Pool #G07848 3.500% 4/01/44	7,894,468	8,348,539
Pool #G07924 3.500% 1/01/45	3,094,595	3,260,017
Pool #G60138 3.500% 8/01/45	5,070,220	5,358,678
Pool #G08711 3.500% 6/01/46	3,809,271	3,956,947
Pool #G08716 3.500% 8/01/46	5,464,658	5,676,510
Pool #G67703 3.500% 4/01/47	3,833,031	4,031,937
Pool #G67706 3.500% 12/01/47	3,252,711	3,420,486
Pool #G67707 3.500% 1/01/48	3,231,017	3,409,789
Pool #G67708 3.500% 3/01/48	7,750,292	8,108,879
Pool #G67709 3.500% 3/01/48	8,833,170	9,286,026
Pool #G67711 4.000% 3/01/48	1,137,293	1,211,740
Pool #G67713 4.000% 6/01/48	7,623,292	8,086,576
Pool #G67714 4.000% 7/01/48	4,640,535	4,941,402
Pool #G67717 4.000% 11/01/48	4,216,760	4,490,151
Pool #G67718 4.000% 1/01/49	3,827,305	4,053,919
Pool #G08843 4.500% 10/01/48	3,202,797	3,380,201
Pool #G08826 5.000% 6/01/48	946,770	1,015,319
Pool #G08844 5.000% 10/01/48	358,789	384,654

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association Pool #AN1609 2.950% 5/01/31	$2,188,953	$2,325,994
Pool #MA3029 3.000% 6/01/32	839,578	860,635
Pool #MA1607 3.000% 10/01/33	3,879,934	3,996,308
Pool #AN1282 3.010% 4/01/28	1,900,000	2,018,089
Pool #AN6128 3.270% 7/01/32	1,880,000	2,029,635
Pool #BL2360 3.450% 5/01/34	1,760,000	1,959,283
Pool #AN0877 3.500% 2/01/31	939,952	1,021,120
Pool #AB4262 3.500% 1/01/32	2,916,569	3,034,318
Pool #MA1148 3.500% 8/01/42	6,853,410	7,179,357
Pool #CA0996 3.500% 1/01/48	211,436	221,096
Pool #MA3276 3.500% 2/01/48	869,852	897,903
Pool #MA3305 3.500% 3/01/48	2,914,190	3,008,165
Pool #MA3332 3.500% 4/01/48	119,998	123,867
Pool #AM7122 3.610% 11/01/34	1,813,722	2,036,710
Pool #BL1460 3.740% 2/01/29	4,400,000	4,884,048
Pool #BL0661 3.990% 11/01/33	4,267,940	4,993,600
Pool #MA2995 4.000% 5/01/47	2,532,971	2,652,161
Pool #AS9830 4.000% 6/01/47	2,256,820	2,363,721
Pool #MA3027 4.000% 6/01/47	2,345,938	2,456,328
Pool #AS9972 4.000% 7/01/47	1,936,605	2,028,338
Pool #AL9106 4.500% 2/01/46	764,602	812,252
Pool #CA1710 4.500% 5/01/48	4,348,357	4,601,682
Pool #CA1711 4.500% 5/01/48	79,090	83,697
Pool #CA2208 4.500% 8/01/48	3,550,513	3,745,152
Government National Mortgage Association II Pool #MA4126 3.000% 12/20/46	5,195,632	5,346,837
Pool #MA4836 3.000% 11/20/47	4,373,360	4,493,801
Pool #MA4127 3.500% 12/20/46	3,322,816	3,455,709
Pool #MA4382 3.500% 4/20/47	725,946	754,753
Pool #MA4719 3.500% 9/20/47	7,024,450	7,296,606
Pool #MA4837 3.500% 11/20/47	922,495	957,084
Pool #MA4962 3.500% 1/20/48	5,906,128	6,123,881
Pool #MA5019 3.500% 2/20/48	3,261,395	3,381,640
Pool #MA4838 4.000% 11/20/47	2,016,463	2,108,920
Pool #MA4901 4.000% 12/20/47	1,702,011	1,779,385
Pool #MA5078 4.000% 3/20/48	1,688,987	1,760,490
Pool #MA5466 4.000% 9/20/48	1,188,686	1,235,295
Pool #MA5528 4.000% 10/20/48	4,924,213	5,117,293
Pool #MA4264 4.500% 2/20/47	759,454	805,289
Pool #MA4512 4.500% 6/20/47	5,651,762	5,987,564
Pool #MA3666 5.000% 5/20/46	82,658	90,078
Pool #MA3806 5.000% 7/20/46	514,267	558,346
Pool #MA4072 5.000% 11/20/46	98,904	108,865
Pool #MA4454 5.000% 5/20/47	2,510,859	2,686,840
Government National Mortgage Association II TBA Pool #1581 3.000% 5/01/49 (d)	13,875,000	14,224,585
Uniform Mortgage-Backed Securities TBA Pool #56 2.500% 7/01/49 (d)	3,175,000	3,158,381

	Principal Amount	Value
Pool #6560 2.500% 6/01/34 (d)	$1,050,000	$1,058,941
Pool #1817 3.000% 6/01/49 (d)	34,075,000	34,564,828
Pool #29322 5.000% 10/01/48 (d)	3,050,000	3,268,504

		286,107,584

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $303,182,053)		309,294,410

U.S. TREASURY OBLIGATIONS — 23.8%
U.S. Treasury Bonds & Notes — 23.8%
U.S. Treasury Inflation Index 0.125% 7/15/24	1,318,186	1,316,532
0.250% 7/15/29	9,374,854	9,446,457
0.500% 4/15/24	7,735,435	7,828,019
1.000% 2/15/49	9,120,062	10,234,458
U.S. Treasury Note 1.250% 8/31/24 (b)	36,986,000	36,470,940
1.500% 8/31/21	8,542,000	8,517,642
1.500% 9/30/21	2,820,000	2,813,253
1.500% 9/30/24	56,850,000	56,712,315
1.625% 8/15/29	8,511,000	8,474,429
1.750% 6/30/24	5,190,000	5,234,298
1.750% 7/31/24	16,514,000	16,661,401
2.250% 8/15/49	36,844,000	37,898,947
2.875% 5/15/49	2,924,000	3,410,229

		205,018,920

TOTAL U.S. TREASURY OBLIGATIONS (Cost $204,101,581)		205,018,920

TOTAL BONDS & NOTES (Cost $872,859,452)		894,813,066

	Number of Shares
MUTUAL FUNDS — 2.1%
Diversified Financial Services — 2.1%
State Street Navigator Securities Lending Prime Portfolio (e)	18,344,695	18,344,695

TOTAL MUTUAL FUNDS (Cost $18,344,695)		18,344,695

TOTAL LONG-TERM INVESTMENTS (Cost $891,204,147)		913,157,761

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.4%
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (f)	$6,871,579	$6,871,579

U.S. Treasury Bill — 2.6%
U.S. Treasury Bill 0.000% 10/01/19	21,570,000	21,570,000
0.000% 12/26/19 (g)	1,095,000	1,090,331

		22,660,331

TOTAL SHORT-TERM INVESTMENTS (Cost $29,531,649)		29,531,910

TOTAL INVESTMENTS — 109.4% (Cost $920,735,796) (h)		942,689,671

Other Assets/(Liabilities) — (9.4)%		(81,118,877)

NET ASSETS — 100.0%		$861,570,794

Abbreviation Legend

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $95,704,043 or 11.11% of net assets.

(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $17,972,197 or 2.09% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2019.

(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $6,871,761. Collateralized by U.S. Government Agency obligations with rates ranging from 2.000% – 2.500%, maturity dates ranging from 2/15/23 – 3/31/23, and an aggregate market value, including accrued interest, of $7,010,315.

(g)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/19/19	22	$4,244,811	$(22,873)
U.S. Treasury Note 2 Year	12/31/19	368	79,487,296	(183,296)
U.S. Treasury Note 5 Year	12/31/19	360	43,077,238	(183,800)

				$(389,969)

Short
Euro-BOBL	12/06/19	113	$(16,830,556)	$123,307
U.S. Treasury Ultra 10 Year	12/19/19	11	(1,585,727)	19,258

				$142,565

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date		Notional Amount	Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

3-Month USD LIBOR	Quarterly	Fixed 2.263%	Semi-Annually	4/11/22	USD	45,835,000	$716,446	$-	$716,446

3-Month USD LIBOR	Quarterly	Fixed 2.282%	Semi-Annually	5/08/22	USD	24,765,000	402,143	-	402,143

Fixed 2.337%	Semi-Annually	3-Month USD LIBOR	Quarterly	4/11/25	USD	18,845,000	(800,726)	-	(800,726)

Fixed 2.370%	Semi-Annually	3-Month USD LIBOR	Quarterly	5/08/25	USD	10,140,000	(447,879)	-	(447,879)

							$(130,016)	$-	$(130,016)

Collateral for swap agreements held by CitiBank N.A. amounted to $340,604 in cash at September 30, 2019.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

September 30, 2019

	Principal Amount	Value
BONDS & NOTES — 99.3%

BANK LOANS — 3.3%
Auto Parts & Equipment — 0.1%
Panther BF Aggregator 2 LP, USD Term Loan B, 1 mo. LIBOR + 3.500% 5.544% VRN 4/30/26	$450,000	$445,221

Building Materials — 0.0%
APi Group DE, Inc., Term Loan B, 0.000% 9/25/26 (a)	270,000	270,675

Commercial Services — 0.3%
Allied Universal Holdco LLC 2019 Delayed Draw Term Loan, 2.125% VRN 7/10/26 (b) (c)	19,820	19,829
2019 Term Loan B, 3 mo. LIBOR + 4.250% 6.507% VRN 7/10/26	200,180	200,274
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, 1 mo. LIBOR + 1.750% 3.794% VRN 1/15/25	741,097	743,380
BrightView Landscapes LLC, 2018 1st Lien Term Loan B, 1 mo. LIBOR + 2.500% 4.563% VRN 8/15/25	129,605	129,929
BrightView Landscapes LLC, 2018 1st Lien Term Loan B, 1 mo. LIBOR + 2.500% 4.938% VRN 8/15/25	107,395	107,664
Prime Security Services Borrower LLC, 2019 Term Loan B1, 1 Week LIBOR + 3.250% 5.210% VRN 9/23/26	694,288	686,589
ServiceMaster Co., 2016 Term Loan B, 1 mo. LIBOR + 2.500% 4.544% VRN 11/08/23	32,526	32,508
TKC Holdings, Inc., 2017 1st Lien Term Loan, 1 mo. LIBOR + 3.750% 5.800% VRN 2/01/23	348,194	341,477
Trans Union LLC, Term Loan B3, 1 mo. LIBOR + 2.000% 4.044% VRN 4/10/23	148,080	148,492

		2,410,142

Computers — 0.0%
Dell International LLC, 2019 Term Loan B, 1 mo. LIBOR + 2.000% 4.050% VRN 9/19/25	169,155	169,896
Western Digital Corp., 2018 Term Loan B4, 3 mo. LIBOR + 1.750% 3.862% VRN 4/29/23	141,413	140,853

		310,749

	Principal Amount	Value
Diversified Financial Services — 0.2%
Citadel Securities LP, Term Loan B, 0.000% 2/27/26 (a)	$249,373	$249,997
Edelman Financial Center LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.250% 5.307% VRN 7/21/25	466,973	467,304
Focus Financial Partners LLC, 2018 Incremental Term Loan, 1 mo. LIBOR + 2.500% 4.544% VRN 7/03/24	99,536	99,856
Jane Street Group LLC, 2018 Term Loan B, 1 mo. LIBOR + 3.000% 5.046% VRN 8/25/22	358,116	356,773
LPL Holdings, Inc., 2017 1st Lien Term Loan B, 1 mo. LIBOR + 2.250% 4.304% VRN 9/23/24	69,468	69,773
VFH Parent LLC, 2019 Term Loan B, 0.000% 3/01/26 (a)	50,000	50,062

		1,293,765

Entertainment — 0.2%
PCI Gaming Authority, Term Loan, 1 mo. LIBOR + 3.000% 5.044% VRN 5/29/26	319,200	320,796
Scientific Games International, Inc. 2018 Term Loan B5, 4.794% 8/14/24	139,242	137,937
2018 Term Loan B5, 2 mo. LIBOR + 2.750% 4.896% VRN 8/14/24	576,454	571,053
Stars Group Holdings B.V. (The), 2018 USD Incremental Term Loan, 3 mo. LIBOR + 3.500% 5.604% VRN 7/10/25	27,669	27,773

		1,057,559

Health Care – Products — 0.1%
HC Group Holdings II, Inc., Term Loan B, 1 mo. LIBOR + 4.500% 6.544% VRN 5/21/26	350,000	348,688

Health Care – Services — 0.3%
HCA, Inc., 2018 Term Loan B10, 1 mo. LIBOR + 2.000% 4.044% VRN 3/13/25	164,808	165,200
Jaguar Holding Co. II, 2018 Term Loan, 1 mo. LIBOR + 2.500% 4.544% VRN 8/18/22	176,036	176,096
MPH Acquisition Holdings LLC, 2016 Term Loan B, 3 mo. LIBOR + 2.750% 4.854% VRN 6/07/23	766,755	729,215

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Phoenix Guarantor, Inc., Term Loan B, 1 mo. LIBOR + 4.500% 6.567% VRN 3/05/26	$408,068	$408,493
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. LIBOR + 4.500% 6.554% VRN 11/17/25	745,594	745,713

		2,224,717

Holding Companies-Diversified — 0.0%
First Eagle Investment Management LLC, 2018 Term Loan B, 3 mo. LIBOR + 2.750% 4.854% VRN 12/26/24	208,649	208,737

Insurance — 0.1%
Asurion LLC 2017 Term Loan B4, 1 mo. LIBOR + 3.000% 5.044% VRN 8/04/22	506,438	508,246
2018 Term Loan B7, 1 mo. LIBOR + 3.000% 5.044% VRN 11/03/24	347,812	348,876

		857,122

Internet — 0.1%
McAfee LLC, 2018 USD Term Loan B, 1 mo. LIBOR + 3.750% 5.794% VRN 9/30/24	407,942	408,684

Investment Companies — 0.1%
RPI Finance Trust, Term Loan B6, 1 mo. LIBOR + 2.000% 4.044% VRN 3/27/23	517,364	519,951
UFC Holdings LLC, 2019 Term Loan, 1 mo. LIBOR + 3.250% 5.300% VRN 4/29/26	427,795	428,569

		948,520

Leisure Time — 0.1%
Alterra Mountain Co., Term Loan B1, 1 mo. LIBOR + 3.000% 5.044% VRN 7/31/24	377,121	377,593

Lodging — 0.3%
Boyd Gaming Corp., Term Loan B3, 1 Week LIBOR + 2.250% 4.166% VRN 9/15/23	99,631	99,869
Caesars Entertainment Operating Co., Exit Term Loan, 1 mo. LIBOR + 2.000% 4.044% VRN 10/06/24	277,154	276,966
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 1 mo. LIBOR + 2.750% 4.794% VRN 12/22/24	822,627	816,868

	Principal Amount	Value
CityCenter Holdings LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.250% 4.294% VRN 4/18/24	$490,363	$491,128
Four Seasons Hotels Ltd., New 1st Lien Term Loan, 1 mo. LIBOR + 2.000% 4.044% VRN 11/30/23	162,052	162,750
Golden Nugget, Inc. 2017 Incremental Term Loan B, 1 mo. LIBOR + 2.750% 4.794% VRN 10/04/23	137,274	137,031
2017 Incremental Term Loan B, 1 mo. LIBOR + 2.750% 4.807% VRN 10/04/23	110,590	110,394
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 1 mo. LIBOR + 1.750% 3.768% VRN 6/22/26	246,204	247,600

		2,342,606

Media — 0.3%
Charter Communications Operating LLC, 2017 Term Loan B, 3 mo. LIBOR + 2.000% 4.050% VRN 4/30/25	846,582	851,238
Diamond Sports Group LLC, Term Loan, 1 mo. LIBOR + 3.250% 5.300% VRN 8/24/26	170,000	170,850
Entercom Media Corp., 2017 Term Loan B, 1 mo. LIBOR + 2.750% 4.804% VRN 11/18/24	138,123	138,157
iHeartCommunications, Inc., Exit Term Loan, 1 mo. LIBOR + 4.000% 6.100% VRN 5/01/26	353,264	355,352
Univision Communications, Inc., Term Loan C5, 1 mo. LIBOR + 2.750% 4.794% VRN 3/15/24	414,056	402,065
Ziggo Secured Finance Partnership, USD Term Loan E, 1 mo. LIBOR + 2.500% 4.528% VRN 4/15/25	218,250	217,696

		2,135,358

Other Commerical Service — 0.0%
Atlantic Aviation FBO, Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.750% 5.800% VRN 12/06/25	99,250	99,870

Packaging & Containers — 0.1%
Berry Global, Inc., Term Loan Q, 1 mo. LIBOR + 2.250% 4.299% VRN 10/01/22	92,351	92,732
Reynolds Group Holdings, Inc., USD 2017 Term Loan, 1 mo. LIBOR + 2.750% 4.794% VRN 2/05/23	629,537	630,324

		723,056

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 0.1%
Bausch Health Cos., Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.000% 5.039% VRN 6/02/25	$336,134	$337,361

Pipelines — 0.0%
Blackstone CQP Holdco LP, Term Loan B, 3 mo. LIBOR + 3.500% 5.656% VRN 9/30/24	129,675	130,161

Real Estate Investment Trusts (REITS) — 0.0%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 1 mo. LIBOR + 2.000% 4.044% VRN 3/21/25	265,714	266,121

Retail — 0.2%
1011778 B.C. Unlimited Liability Co., Term Loan B3, 1 mo. LIBOR + 2.250% 4.294% VRN 2/16/24	162,438	162,925
Academy, Ltd., 2015 Term Loan B, 1 mo. LIBOR + 4.000% 6.100% VRN 7/01/22	244,258	170,108
Albertsons LLC 2019 Term Loan B7, 1 mo. LIBOR + 2.750% 4.794% VRN 11/17/25	138,816	139,603
2019 Term Loan B8, 1 mo. LIBOR + 2.750% 4.794% VRN 8/17/26	274,785	276,404
Michaels Stores, Inc. 2018 Term Loan B, 1 mo. LIBOR + 2.500% 4.544% VRN 1/30/23	111,472	108,741
2018 Term Loan B, 1 mo. LIBOR + 2.500%, 4.546% VRN 1/30/23	40,034	39,053
Party City Holdings, Inc., 2018 Term Loan B, 1 mo. LIBOR + 2.500% 4.550% VRN 8/19/22	189,057	187,246

		1,084,080

Software — 0.4%
Athenahealth, Inc., 2019 Term Loan B, 3 mo. LIBOR + 4.500% 6.681% VRN 2/11/26	656,700	654,237
Change Healthcare Holdings LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.500% 4.544% VRN 3/01/24	779,027	774,937
DigiCert Holdings, Inc., 2019 Term Loan B, 0.000% 8/13/26 (a)	540,000	537,975

	Principal Amount	Value
DigiCert, Inc., 2017 Term Loan B1, 1 mo. LIBOR + 4.000% 6.044% VRN 10/31/24	$835,655	$833,566
MA FinanceCo. LLC, USD Term Loan B3, 1 mo. LIBOR + 2.500% 4.544% VRN 6/21/24	11,469	11,306
Seattle Spinco, Inc., USD Term Loan B3, 1 mo. LIBOR + 2.500% 4.544% VRN 6/21/24	77,452	76,354

		2,888,375

Telecommunications — 0.3%
Altice France S.A., USD Term Loan B12, 1 mo. LIBOR + 3.688% 5.715% VRN 1/31/26	274,351	272,123
Intelsat Jackson Holdings S.A., 2017 Term Loan B3, 1 mo. LIBOR + 3.750% 5.804% VRN 11/27/23	160,000	160,350
Level 3 Financing, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.250% 4.294% VRN 2/22/24	546,000	546,797
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 3 mo. LIBOR + 2.750% 4.807% VRN 9/18/26	440,000	441,786
Sprint Communications, Inc., 1st Lien Term Loan B, 1 mo. LIBOR + 2.500% 4.563% VRN 2/02/24	60,133	59,664
Virgin Media Bristol LLC, USD Term Loan K, 1 mo. LIBOR + 2.500% 4.528% VRN 1/15/26	613,954	613,954

		2,094,674

Transportation — 0.0%
Global Medical Response, Inc., 2018 Term Loan B1, 1 mo. LIBOR + 3.250% 5.307% VRN 4/28/22	220,512	205,949

TOTAL BANK LOANS (Cost $23,631,737)		23,469,783

CORPORATE DEBT — 28.9%
Aerospace & Defense — 0.7%
Boeing Capital Corp. 4.700% 10/27/19	150,000	150,229
The Boeing Co. 2.700% 2/01/27	90,000	91,521
2.800% 3/01/27	150,000	153,133
3.100% 5/01/26	80,000	83,800
3.200% 3/01/29	450,000	472,426
3.250% 2/01/35	560,000	580,281
3.750% 2/01/50	170,000	183,606
4.875% 2/15/20	10,000	10,093

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
L3Harris Technologies, Inc. 5.054% 4/27/45	$280,000	$351,316
Lockheed Martin Corp. 3.550% 1/15/26	350,000	375,244
4.500% 5/15/36	60,000	72,052
Northrop Grumman Corp. 2.930% 1/15/25	340,000	350,487
3.250% 1/15/28	730,000	766,133
Raytheon Co. 3.125% 10/15/20	120,000	121,431
United Technologies Corp. 3.950% 8/16/25	350,000	383,444
4.125% 11/16/28	390,000	441,240
4.500% 6/01/42	80,000	95,804

		4,682,240

Agriculture — 1.0%
Altria Group, Inc. 2.850% 8/09/22	160,000	161,910
3.490% 2/14/22	160,000	164,145
3.800% 2/14/24	180,000	188,166
4.400% 2/14/26	620,000	662,996
4.750% 5/05/21	290,000	301,527
4.800% 2/14/29	530,000	580,577
5.800% 2/14/39	1,120,000	1,297,124
5.950% 2/14/49	100,000	117,595
6.200% 2/14/59	140,000	164,153
BAT Capital Corp. 3.557% 8/15/27	500,000	503,640
4.540% 8/15/47	1,110,000	1,064,037
Philip Morris International, Inc. 1.875% 11/01/19	610,000	609,876
2.500% 8/22/22	80,000	80,760
2.500% 11/02/22	350,000	353,122
2.900% 11/15/21	240,000	243,807
4.500% 3/20/42	80,000	88,809
Reynolds American, Inc. 3.250% 6/12/20	65,000	65,411
5.850% 8/15/45	190,000	210,249

		6,857,904

Airlines — 0.0%
Delta Air Lines, Inc., Series 2007-1 Class A, 6.821% 2/10/24	144,215	158,290

Apparel — 0.0%
Hanesbrands, Inc. 4.625% 5/15/24 (d)	30,000	31,575
4.875% 5/15/26 (d)	110,000	116,215

		147,790

Auto Manufacturers — 0.3%
BMW US Capital LLC 1.850% 9/15/21 (d)	60,000	59,727

	Principal Amount	Value
Fiat Chrysler Automobiles NV 4.500% 4/15/20	$200,000	$201,420
Ford Motor Co. 4.750% 1/15/43	140,000	121,653
Ford Motor Credit Co. LLC 3.200% 1/15/21	200,000	200,267
8.125% 1/15/20	420,000	426,945
General Motors Co. 5.150% 4/01/38	40,000	40,386
5.950% 4/01/49	110,000	117,854
6.250% 10/02/43	300,000	328,660
General Motors Financial Co., Inc. 2.450% 11/06/20	110,000	109,947
3.450% 4/10/22	30,000	30,519
4.250% 5/15/23	10,000	10,437
4.375% 9/25/21	80,000	82,650

		1,730,465

Banks — 9.6%
Banco Santander SA 3 mo. USD LIBOR + 1.120% 3.460% FRN 4/12/23	200,000	200,184
3.800% 2/23/28	200,000	209,503
3.848% 4/12/23	400,000	416,837
4.379% 4/12/28	600,000	656,340
Bank of America Corp. 3 mo. USD LIBOR + .790% 3.004% VRN 12/20/23	270,000	275,742
3.300% 1/11/23	90,000	92,985
3 mo. USD LIBOR + 1.040% 3.419% VRN 12/20/28	770,000	804,189
3.500% 4/19/26	290,000	307,886
3 mo. USD LIBOR + .780% 3.550% VRN 3/05/24	470,000	488,454
3 mo. USD LIBOR + 1.370% 3.593% VRN 7/21/28	1,920,000	2,027,061
3 mo. USD LIBOR + 1.070% 3.970% VRN 3/05/29	600,000	650,104
3 mo. USD LIBOR + 1.210% 3.974% VRN 2/07/30	310,000	338,772
4.000% 4/01/24	270,000	289,427
4.000% 1/22/25	270,000	286,695
4.125% 1/22/24	290,000	312,124
4.200% 8/26/24	380,000	407,586
3 mo. USD LIBOR + 1.520% 4.330% VRN 3/15/50	250,000	294,575
4.450% 3/03/26	50,000	54,490
5.000% 1/21/44	1,010,000	1,281,348
3 mo. USD LIBOR + 3.705% 6.250% VRN 9/05/24	170,000	184,875
Bank of Montreal 5 year USD Swap + 1.432% 3.803% VRN 12/15/32	90,000	93,342

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Barclays PLC 3 mo. USD LIBOR + 1.902% 4.972% VRN 5/16/29	$230,000	$252,318
3 mo. USD LIBOR + 3.054% 5.088% VRN 6/20/30	1,210,000	1,261,660
BNP Paribas SA 3.375% 1/09/25 (d)	240,000	247,834
5 year USD Swap + 1.483% 4.375% VRN 3/01/33 (d)	220,000	232,035
4.400% 8/14/28 (d)	1,120,000	1,237,168
4.625% 3/13/27 (d)	260,000	281,949
3 mo. USD LIBOR + 2.235% 4.705% VRN 1/10/25 (d)	880,000	951,241
3 mo. USD LIBOR + 2.567% 5.198% VRN 1/10/30 (d)	640,000	749,017
Citigroup, Inc. 3 mo. USD LIBOR + 1.151% 3.520% VRN 10/27/28	1,400,000	1,464,107
3 mo. USD LIBOR + 1.338% 3.980% VRN 3/20/30	710,000	772,028
3 mo. USD LIBOR + 1.192% 4.075% VRN 4/23/29	750,000	816,636
4.125% 7/25/28	360,000	386,356
4.300% 11/20/26	1,070,000	1,152,644
4.400% 6/10/25	340,000	365,973
4.450% 9/29/27	480,000	523,716
4.650% 7/30/45	441,000	531,272
4.650% 7/23/48	70,000	85,667
4.750% 5/18/46	40,000	46,649
5.300% 5/06/44	16,000	19,892
5.500% 9/13/25	170,000	192,726
3 mo. USD LIBOR + 4.068% 5.950% VRN 1/30/23	100,000	104,000
3 mo. USD LIBOR + 3.905% 5.950% VRN 5/15/25	500,000	529,385
3 mo. USD LIBOR + 3.423% 6.300% VRN 5/15/24	80,000	84,986
6.625% 6/15/32	20,000	26,167
8.125% 7/15/39	310,000	508,243
Commonwealth Bank of Australia 5.000% 10/15/19 (d)	70,000	70,076
Cooperatieve Rabobank UA 4.375% 8/04/25	1,380,000	1,490,346
4.625% 12/01/23	250,000	268,370
4.750% 1/15/20 (d)	490,000	493,745
5.250% 8/04/45	295,000	370,159
Credit Agricole SA 5 year USD Swap + 1.644% 4.000% VRN 1/10/33 (d)	790,000	817,010
3 mo. USD LIBOR + 6.982% 8.375% VRN 10/29/49 (d)	480,000	480,768

	Principal Amount	Value
Credit Suisse Group AG 3 mo. USD LIBOR + 1.410% 3.869% VRN 1/12/29 (d)	$250,000	$262,959
4.282% 1/09/28 (d)	350,000	375,889
Credit Suisse Group Funding Guernsey Ltd. 4.550% 4/17/26	500,000	549,015
Danske Bank A/S 3 mo. USD LIBOR + 1.249% 3.001% VRN 9/20/22 (d)	420,000	421,539
5.000% 1/12/22 (d)	740,000	777,998
5.375% 1/12/24 (d)	610,000	670,043
Goldman Sachs Capital II 3 mo. USD LIBOR + .768% 4.000% VRN 12/29/49	18,000	15,194
The Goldman Sachs Group, Inc. 3.200% 2/23/23	300,000	308,026
3.500% 11/16/26	200,000	207,770
3.625% 2/20/24	1,270,000	1,331,009
3 mo. USD LIBOR + 1.510% 3.691% VRN 6/05/28	2,140,000	2,244,677
3.850% 7/08/24	90,000	95,272
4.000% 3/03/24	100,000	106,562
3 mo. USD LIBOR + 1.301% 4.223% VRN 5/01/29	210,000	229,234
4.250% 10/21/25	260,000	278,227
4.750% 10/21/45	480,000	575,928
5.150% 5/22/45	1,200,000	1,424,161
5.250% 7/27/21	100,000	105,387
6.000% 6/15/20	290,000	297,688
6.250% 2/01/41	770,000	1,063,165
6.750% 10/01/37	80,000	107,991
HSBC Holdings PLC 3.400% 3/08/21	490,000	497,710
3.900% 5/25/26	370,000	391,648
3 mo. USD LIBOR + 1.610% 3.973% VRN 5/22/30	760,000	811,446
4.250% 8/18/25	330,000	348,409
4.300% 3/08/26	500,000	540,033
3 mo. USD LIBOR + 1.535% 4.583% VRN 6/19/29	1,280,000	1,417,693
5 year USD ICE Swap + 3.453% 6.250% VRN 3/23/23	270,000	279,045
5 year USD ICE Swap + 3.606% 6.500% VRN 3/23/28	480,000	502,056
6.500% 9/15/37	300,000	403,025
Intesa Sanpaolo SpA 3.125% 7/14/22 (d)	300,000	301,163
3.375% 1/12/23 (d)	210,000	211,736
5.017% 6/26/24 (d)	900,000	926,136
5.710% 1/15/26 (d)	200,000	212,484

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase & Co. 3 mo. USD LIBOR + .945% 3.509% VRN 1/23/29	$780,000	$824,490
3.625% 5/13/24	80,000	84,726
3.875% 9/10/24	300,000	319,207
3 mo. USD LIBOR + 1.000% 4.023% VRN 12/05/24	940,000	1,002,291
3 mo. USD LIBOR + 1.260% 4.203% VRN 7/23/29	310,000	343,572
4.250% 10/01/27	70,000	76,905
4.350% 8/15/21	40,000	41,610
3 mo. USD LIBOR + 1.330% 4.452% VRN 12/05/29	1,190,000	1,345,202
4.950% 6/01/45	290,000	361,225
Lloyds Banking Group PLC 3 mo. USD LIBOR + 1.205% 3.574% VRN 11/07/28	200,000	204,088
3.900% 3/12/24	580,000	606,929
4.375% 3/22/28	200,000	217,501
4.550% 8/16/28	370,000	407,920
Mitsubishi UFJ Financial Group, Inc. 2.998% 2/22/22	160,000	162,846
Morgan Stanley 3 mo. USD LIBOR + 1.140% 3.772% VRN 1/24/29	1,050,000	1,122,217
3 mo. USD LIBOR + 1.628% 4.431% VRN 1/23/30	160,000	179,706
5.500% 7/24/20	200,000	205,388
Nordea Bank AB 4.875% 5/13/21 (d)	390,000	403,585
Royal Bank of Canada 2.150% 10/26/20	240,000	240,426
3.200% 4/30/21	270,000	275,079
Royal Bank of Scotland Group PLC 3 mo. USD LIBOR + 1.762% 4.269% VRN 3/22/25	430,000	449,785
3 mo. USD LIBOR + 1.550% 4.519% VRN 6/25/24	200,000	210,327
5.125% 5/28/24	400,000	426,435
6.000% 12/19/23	240,000	263,500
6.100% 6/10/23	790,000	860,643
6.125% 12/15/22	110,000	119,027
Santander Holdings USA, Inc. 4.500% 7/17/25	50,000	53,641
Santander UK PLC 2.375% 3/16/20	140,000	140,105
5.000% 11/07/23 (d)	270,000	286,702
Sumitomo Mitsui Financial Group, Inc. 2.058% 7/14/21	230,000	229,312
Svenska Handelsbanken AB 3.350% 5/24/21	250,000	255,240
The Toronto Dominion Bank 3.250% 6/11/21	330,000	336,935

	Principal Amount	Value
UBS Group Funding Switzerland AG 3.491% 5/23/23 (d)	$500,000	$513,252
4.125% 9/24/25 (d)	210,000	226,877
4.253% 3/23/28 (d)	1,100,000	1,199,846
5 year USD Swap + 4.344% 7.000% VRN 1/31/24 (d)	1,050,000	1,115,100
UniCredit SpA 6.572% 1/14/22 (d)	640,000	686,510
US Bank NA/Cincinnati OH 3.150% 4/26/21	270,000	274,409
Wachovia Capital Trust III 3 mo. USD LIBOR + .930% 5.570% VRN 3/29/49	630,000	632,363
Wells Fargo & Co. 3.000% 10/23/26	350,000	359,446
3.450% 2/13/23	120,000	123,925
3.750% 1/24/24	270,000	285,698
4.150% 1/24/29	630,000	698,532
4.300% 7/22/27	530,000	580,676
4.400% 6/14/46	180,000	202,117
4.480% 1/16/24	991,000	1,068,376
4.600% 4/01/21	40,000	41,458
4.650% 11/04/44	400,000	462,189
4.750% 12/07/46	890,000	1,050,698
4.900% 11/17/45	880,000	1,046,482
5.375% 11/02/43	110,000	138,000
3 mo. USD LIBOR + 3.990% 5.875% VRN 6/15/25	50,000	55,110
Westpac Banking Corp. 2.300% 5/26/20	50,000	50,091
2.600% 11/23/20	280,000	281,812

		67,926,512

Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 3.650% 2/01/26	790,000	846,324
4.900% 2/01/46	770,000	918,785
Anheuser-Busch InBev Finance, Inc. 2.650% 2/01/21	93,000	93,881
3.300% 2/01/23	189,000	196,217
Anheuser-Busch InBev Worldwide, Inc. 2.500% 7/15/22	240,000	243,345
4.000% 4/13/28	90,000	99,259
4.150% 1/23/25	320,000	349,503
5.550% 1/23/49	820,000	1,073,147
Diageo Capital PLC 4.828% 7/15/20	200,000	204,392
Diageo Investment Corp. 2.875% 5/11/22	150,000	153,424
Molson Coors Brewing Co. 3.000% 7/15/26	80,000	80,838
3.500% 5/01/22	30,000	30,890
4.200% 7/15/46	80,000	80,842

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
PepsiCo, Inc. 4.000% 3/05/42	$50,000	$57,537
Pernod Ricard SA 4.450% 1/15/22 (d)	250,000	262,273

		4,690,657

Biotechnology — 0.3%
Amgen, Inc. 2.125% 5/01/20	60,000	59,978
3.625% 5/22/24	30,000	31,782
4.663% 6/15/51	34,000	39,808
Celgene Corp. 2.250% 8/15/21	240,000	240,010
3.550% 8/15/22	40,000	41,484
3.625% 5/15/24	40,000	42,240
3.875% 8/15/25	10,000	10,794
5.000% 8/15/45	640,000	802,502
5.250% 8/15/43	70,000	88,327
Gilead Sciences, Inc. 2.550% 9/01/20	80,000	80,386
3.700% 4/01/24	210,000	222,301
4.500% 2/01/45	10,000	11,572
4.750% 3/01/46	200,000	238,049

		1,909,233

Chemicals — 0.2%
Equate Petrochemical BV 4.250% 11/03/26 (d)	430,000	462,577
Nutrien Ltd. 4.875% 3/30/20	50,000	50,609
OCP SA 4.500% 10/22/25 (d)	330,000	346,500
Syngenta Finance NV 3.933% 4/23/21 (d)	400,000	407,327

		1,267,013

Commercial Services — 0.3%
Cintas Corp. No 2 2.900% 4/01/22	160,000	163,498
3.700% 4/01/27	260,000	283,504
DP World PLC 5.625% 9/25/48 (d)	560,000	646,800
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750% 4/15/26 (d)	210,000	218,673
UBM PLC 5.750% 11/03/20 (d)	110,000	113,411
United Rentals North America, Inc. 4.875% 1/15/28	150,000	156,000
5.500% 7/15/25	70,000	72,835
5.875% 9/15/26	90,000	95,967
6.500% 12/15/26	100,000	108,950

		1,859,638

	Principal Amount	Value
Computers — 0.5%
Apple, Inc. 1.550% 8/04/21	$210,000	$208,967
2.000% 11/13/20	270,000	270,567
2.450% 8/04/26	800,000	810,710
Dell International LLC/EMC Corp. 4.420% 6/15/21 (d)	970,000	1,000,175
International Business Machines Corp. 3.000% 5/15/24	990,000	1,026,438

		3,316,857

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	160,000	165,180
Series WI, 5.000% 10/01/21	150,000	157,711
American Express Credit Corp. 2.375% 5/26/20	280,000	280,365
GE Capital International Funding Co. Unlimited Co. 2.342% 11/15/20	215,000	214,481
4.418% 11/15/35	380,000	397,677
ILFC E-Capital Trust II 3 mo. LIBOR + 1.800% 4.020% VRN 12/21/65 (d)	10,000	6,971
International Lease Finance Corp. 5.875% 8/15/22	70,000	76,693
8.625% 1/15/22	180,000	204,302
KKR Group Finance Co. II LLC 5.500% 2/01/43 (d)	20,000	24,218
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (d)	10,000	10,348
5.250% 8/15/22 (d)	230,000	242,397
5.500% 2/15/24 (d)	50,000	54,020
Synchrony Financial 2.700% 2/03/20	200,000	200,227
Visa, Inc. 3.150% 12/14/25	1,020,000	1,087,191
4.300% 12/14/45	260,000	322,646

		3,444,427

Electric — 0.6%
Duke Energy Corp. 3.750% 4/15/24	100,000	106,050
Duke Energy Ohio, Inc. 3.650% 2/01/29	440,000	481,410
Exelon Corp. 5.625% 6/15/35	290,000	362,524
FirstEnergy Corp. 3.900% 7/15/27	710,000	756,567
4.250% 3/15/23	310,000	327,888
4.850% 7/15/47	240,000	286,946
7.375% 11/15/31	1,460,000	2,065,762

		4,387,147

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Environmental Controls — 0.2%
Republic Services, Inc. 2.500% 8/15/24	$230,000	$232,443
Waste Management, Inc. 3.200% 6/15/26	140,000	147,626
3.450% 6/15/29	210,000	226,784
3.500% 5/15/24	90,000	94,836
4.000% 7/15/39	140,000	159,015
4.150% 7/15/49	200,000	233,068
4.600% 3/01/21	30,000	30,873

		1,124,645

Foods — 0.3%
Danone SA 2.077% 11/02/21 (d)	250,000	249,633
2.589% 11/02/23 (d)	310,000	314,252
2.947% 11/02/26 (d)	550,000	562,936
Kraft Heinz Foods Co. 3.000% 6/01/26	470,000	465,011
3.950% 7/15/25	60,000	62,803
4.875% 2/15/25 (d)	29,000	29,855
Lamb Weston Holdings, Inc. 4.625% 11/01/24 (d)	40,000	42,096
Mars, Inc. 2.700% 4/01/25 (d)	240,000	246,260
3.200% 4/01/30 (d)	140,000	148,107
WM Wrigley Jr. Co. 2.900% 10/21/19 (d)	130,000	130,050
3.375% 10/21/20 (d)	10,000	10,143

		2,261,146

Health Care – Products — 0.3%
Abbott Laboratories 3.750% 11/30/26	119,000	129,644
4.750% 11/30/36	140,000	171,180
4.900% 11/30/46	360,000	464,414
Becton Dickinson and Co. 3.363% 6/06/24	750,000	782,316
3.734% 12/15/24	65,000	68,778
4.685% 12/15/44	40,000	46,438
Medtronic, Inc. 3.500% 3/15/25	194,000	208,238
4.625% 3/15/45	28,000	35,945

		1,906,953

Health Care – Services — 0.6%
Aetna, Inc. 2.800% 6/15/23	40,000	40,483
Anthem, Inc. 2.950% 12/01/22	330,000	336,338
3.125% 5/15/22	50,000	51,146
3.350% 12/01/24	120,000	124,770
3.650% 12/01/27	510,000	535,902
3.700% 8/15/21	70,000	71,691

	Principal Amount	Value
Centene Corp. 4.750% 5/15/22	$140,000	$142,828
4.750% 1/15/25	80,000	82,120
5.625% 2/15/21	70,000	70,995
CommonSpirit Health 4.350% 11/01/42	20,000	21,437
Fresenius Medical Care US Finance II, Inc. 4.125% 10/15/20 (d)	50,000	50,622
4.750% 10/15/24 (d)	70,000	75,395
5.875% 1/31/22 (d)	50,000	53,354
HCA, Inc. 4.500% 2/15/27	40,000	42,887
4.750% 5/01/23	250,000	267,784
5.000% 3/15/24	50,000	54,597
5.250% 6/15/26	60,000	66,811
5.375% 9/01/26	30,000	32,961
5.500% 6/15/47	130,000	146,157
5.625% 9/01/28	20,000	22,286
5.875% 5/01/23	30,000	33,000
5.875% 2/15/26	10,000	11,178
Humana, Inc. 3.150% 12/01/22	40,000	40,947
3.950% 3/15/27	190,000	201,658
4.625% 12/01/42	70,000	77,900
4.800% 3/15/47	10,000	11,508
4.950% 10/01/44	60,000	69,607
UnitedHealth Group, Inc. 2.700% 7/15/20	250,000	251,400
2.875% 12/15/21	160,000	163,061
3.700% 8/15/49	120,000	127,051
3.750% 7/15/25	50,000	53,761
3.875% 12/15/28	110,000	121,109
3.875% 8/15/59	170,000	180,261
4.250% 6/15/48	200,000	229,622
5.800% 3/15/36	70,000	93,362

		3,955,989

Home Builders — 0.1%
Lennar Corp. 4.500% 4/30/24	120,000	126,420
4.750% 11/29/27	190,000	203,775
5.000% 6/15/27	20,000	21,400
NVR, Inc. 3.950% 9/15/22	100,000	104,290
Toll Brothers Finance Corp. 4.375% 4/15/23	110,000	115,225

		571,110

Housewares — 0.0%
Newell Brands, Inc. 3.850% 4/01/23	113,000	116,322

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Insurance — 0.3%
Ambac Assurance Corp. 5.100% 6/07/20 (d)	$4,362	$6,335
Ambac LSNI LLC 3 mo. USD LIBOR + 5.000% 7.104% FRN 2/12/23 (d)	18,606	18,792
American International Group, Inc. 6.250% 3/15/87	234,000	249,210
Berkshire Hathaway Finance Corp. 4.250% 1/15/49	550,000	651,136
Brighthouse Financial, Inc. 4.700% 6/22/47	70,000	62,448
Chubb INA Holdings, Inc. 2.300% 11/03/20	70,000	70,226
MetLife Capital Trust IV 7.875% 12/15/67 (d)	200,000	263,000
MetLife, Inc. 6.400% 12/15/66	190,000	225,322
Reliance Standard Life Global Funding II 2.500% 1/15/20 (d)	90,000	90,066
Teachers Insurance & Annuity Association of America 4.900% 9/15/44 (d)	200,000	248,636
6.850% 12/16/39 (d)	22,000	32,517
Voya Financial, Inc. 5.700% 7/15/43	160,000	204,834

		2,122,522

Internet — 0.2%
Amazon.com, Inc. 3.150% 8/22/27	470,000	499,288
3.875% 8/22/37	160,000	184,084
4.050% 8/22/47	210,000	252,297
4.950% 12/05/44	180,000	238,275
Netflix, Inc. 5.375% 2/01/21	70,000	72,100

		1,246,044

Iron & Steel — 0.2%
ArcelorMittal 4.550% 3/11/26	220,000	230,187
6.125% 6/01/25 (e)	480,000	540,134
6.250% STEP 2/25/22	50,000	54,027
7.000% STEP 10/15/39	60,000	72,667
Vale Overseas Ltd. 6.875% 11/21/36	174,000	220,458

		1,117,473

Leisure Time — 0.0%
VOC Escrow Ltd. 5.000% 2/15/28 (d)	210,000	216,846

	Principal Amount	Value
Lodging — 0.3%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.625% 4/01/25	$20,000	$20,600
4.875% 4/01/27	270,000	284,378
Las Vegas Sands Corp. 3.200% 8/08/24	1,040,000	1,059,274
Sands China Ltd. 4.600% 8/08/23	200,000	211,678
5.125% 8/08/25	750,000	823,440

		2,399,370

Machinery – Construction & Mining — 0.0%
ABB Finance USA, Inc. 4.375% 5/08/42	20,000	24,244

Machinery – Diversified — 0.0%
John Deere Capital Corp. 1.700% 1/15/20	40,000	39,947

Media — 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	300,000	302,687
4.200% 3/15/28	920,000	967,529
4.908% 7/23/25	340,000	372,965
5.050% 3/30/29	640,000	716,014
5.375% 4/01/38	480,000	536,176
5.750% 4/01/48	470,000	535,797
6.484% 10/23/45	160,000	194,692
6.834% 10/23/55	60,000	75,811
Comcast Corp. 3.150% 3/01/26	130,000	136,121
3.375% 8/15/25	170,000	179,775
3.950% 10/15/25	170,000	185,038
3.999% 11/01/49	55,000	61,084
4.150% 10/15/28	1,460,000	1,637,720
4.200% 8/15/34	160,000	182,857
4.250% 10/15/30	430,000	489,122
4.250% 1/15/33	20,000	23,001
4.700% 10/15/48	20,000	24,489
6.500% 11/15/35	200,000	280,217
DISH DBS Corp. 5.875% 11/15/24	440,000	436,150
7.750% 7/01/26	50,000	50,875
Fox Corp. 5.476% 1/25/39 (d)	90,000	110,311
5.576% 1/25/49 (d)	230,000	291,052

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Myriad International Holdings BV 4.850% 7/06/27 (d)	$430,000	$474,422
NBCUniversal Media LLC 4.375% 4/01/21	170,000	176,000
Time Warner Cable, Inc. 4.125% 2/15/21	140,000	142,521
6.550% 5/01/37	10,000	12,005
6.750% 6/15/39	120,000	146,692
7.300% 7/01/38	210,000	265,586
Time Warner Entertainment Co. LP 8.375% 7/15/33	20,000	27,664
Viacom, Inc. 3.875% 4/01/24	30,000	31,553
4.250% 9/01/23	50,000	53,021
The Walt Disney Co. 6.200% 12/15/34 (d)	20,000	28,452
6.650% 11/15/37 (d)	120,000	180,344

		9,327,743

Mining — 1.0%
Alcoa Nederland Holding BV 6.750% 9/30/24 (d)	240,000	252,300
Anglo American Capital PLC 3.625% 9/11/24 (d)	560,000	578,521
3.750% 4/10/22 (d)	200,000	205,361
4.750% 4/10/27 (d)	470,000	506,843
Barrick Gold Corp. 5.250% 4/01/42	80,000	97,058
Barrick North America Finance LLC 5.700% 5/30/41	180,000	226,220
5.750% 5/01/43	210,000	274,960
BHP Billiton Finance USA Ltd. 2.875% 2/24/22	20,000	20,401
5.000% 9/30/43	300,000	387,311
5 year USD Swap + 5.093% 6.750% VRN 10/19/75 (d)	500,000	584,375
Freeport-McMoRan, Inc. 3.550% 3/01/22	99,000	99,248
3.875% 3/15/23	10,000	10,075
4.550% 11/14/24	10,000	10,248
5.450% 3/15/43	216,000	194,616
Glencore Funding LLC 2.875% 4/16/20 (d)	80,000	80,270
3.875% 10/27/27 (d)	170,000	173,077
4.000% 3/27/27 (d)	1,470,000	1,510,982
4.125% 5/30/23 (d)	130,000	136,047
4.125% 3/12/24 (d)	510,000	534,966
Southern Copper Corp. 5.250% 11/08/42	870,000	980,163
Teck Resources Ltd. 6.000% 8/15/40	20,000	21,635

		6,884,677

	Principal Amount	Value
Miscellaneous – Manufacturing — 0.5%
3M Co. 2.375% 8/26/29	$250,000	$248,665
Eaton Corp. 2.750% 11/02/22	570,000	579,998
4.150% 11/02/42	110,000	121,819
General Electric Co. 5.500% 1/08/20	40,000	40,310
4.375% 9/16/20	60,000	61,037
5.300% 2/11/21	75,000	77,491
4.650% 10/17/21	170,000	176,838
6.750% 3/15/32	210,000	264,079
6.150% 8/07/37	330,000	406,270
5.875% 1/14/38	286,000	343,882
6.875% 1/10/39	1,196,000	1,582,234

		3,902,623

Oil & Gas — 3.6%
Apache Corp. 4.250% 1/15/44	570,000	507,591
4.375% 10/15/28	990,000	1,013,835
4.750% 4/15/43	90,000	86,229
5.100% 9/01/40	460,000	458,428
6.000% 1/15/37	17,000	18,585
BP Capital Markets America, Inc. 3.119% 5/04/26	290,000	302,355
3.410% 2/11/26	270,000	284,959
3.588% 4/14/27	330,000	352,080
BP Capital Markets PLC 3.506% 3/17/25	550,000	583,636
3.535% 11/04/24	110,000	116,577
3.561% 11/01/21	20,000	20,594
Cimarex Energy Co. 3.900% 5/15/27	530,000	539,627
CNOOC Finance USA LLC 3.500% 5/05/25	1,040,000	1,084,012
Concho Resources, Inc. 3.750% 10/01/27	30,000	31,181
4.300% 8/15/28	990,000	1,066,257
ConocoPhillips Holding Co. 6.950% 4/15/29	125,000	170,390
Continental Resources, Inc. 3.800% 6/01/24	110,000	112,096
4.375% 1/15/28	220,000	227,212
4.500% 4/15/23	560,000	581,368
Devon Energy Corp. 4.750% 5/15/42	10,000	10,983
5.000% 6/15/45	600,000	693,795
5.600% 7/15/41	400,000	485,501
5.850% 12/15/25	220,000	261,492
Diamondback Energy, Inc. 5.375% 5/31/25	100,000	104,356
Ecopetrol SA 5.875% 5/28/45	1,300,000	1,516,138
EOG Resources, Inc. 4.150% 1/15/26	120,000	132,715

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Exxon Mobil Corp. 3.043% 3/01/26	$210,000	$220,054
4.114% 3/01/46	520,000	615,561
KazMunayGas National Co. JSC 5.375% 4/24/30 (d)	200,000	224,750
Noble Energy, Inc. 3.850% 1/15/28	240,000	249,064
4.950% 8/15/47	70,000	76,403
5.250% 11/15/43	120,000	133,657
Oasis Petroleum, Inc. 6.875% 3/15/22	20,000	18,650
6.875% 1/15/23	30,000	27,450
Occidental Petroleum Corp. 2.600% 8/13/21	220,000	221,433
2.700% 8/15/22	310,000	312,885
2.900% 8/15/24	240,000	241,796
3.000% 2/15/27	130,000	128,972
3.125% 2/15/22	120,000	121,882
3.400% 4/15/26	170,000	172,645
3.500% 8/15/29	220,000	223,124
4.100% 2/15/47	580,000	565,495
4.200% 3/15/48	120,000	118,907
4.400% 4/15/46	50,000	50,928
4.625% 6/15/45	80,000	82,749
4.850% 3/15/21	311,000	321,614
5.550% 3/15/26	560,000	631,606
6.450% 9/15/36	240,000	296,902
6.600% 3/15/46	630,000	821,789
6.950% 7/01/24	230,000	269,795
7.875% 9/15/31	160,000	216,088
Petrobras Global Finance BV 5.299% 1/27/25	3,391,000	3,701,276
5.999% 1/27/28 (e)	900,000	1,002,150
6.125% 1/17/22	89,000	95,542
6.250% 3/17/24	332,000	372,836
7.375% 1/17/27	260,000	314,031
Petroleos Mexicanos 6.375% 1/23/45	220,000	204,050
6.625% 6/15/35	763,000	745,642
6.875% 8/04/26	160,000	172,000
QEP Resources, Inc. 6.875% 3/01/21	60,000	59,550
Range Resources Corp. 4.875% 5/15/25 (e)	30,000	24,750
5.000% 3/15/23	210,000	183,750
5.875% 7/01/22	10,000	9,575
Shell International Finance BV 2.875% 5/10/26	380,000	395,453
4.000% 5/10/46	310,000	356,876
4.375% 3/25/20	210,000	212,392
4.375% 5/11/45	190,000	229,590
4.550% 8/12/43	100,000	122,961

	Principal Amount	Value
Sinopec Group Overseas Development 2014 Ltd. 4.375% 4/10/24 (d)	$330,000	$355,803
WPX Energy, Inc. 8.250% 8/01/23	30,000	33,750

		25,718,168

Oil & Gas Services — 0.1%
Baker Hughes, Inc. 3.200% 8/15/21	55,000	55,821
Halliburton Co. 3.800% 11/15/25	240,000	254,214
4.850% 11/15/35	30,000	33,127
5.000% 11/15/45	500,000	558,348
Schlumberger Holdings Corp. 3.900% 5/17/28 (d)	51,000	53,981
Schlumberger Norge AS 4.200% 1/15/21 (d)	10,000	10,213

		965,704

Packaging & Containers — 0.0%
WestRock RKT LLC 4.000% 3/01/23	30,000	31,483

Pharmaceuticals — 1.8%
AbbVie, Inc. 2.900% 11/06/22	80,000	81,534
3.600% 5/14/25	130,000	135,211
Allergan Funding SCS 3.450% 3/15/22	30,000	30,744
3.800% 3/15/25	180,000	188,483
4.550% 3/15/35	90,000	95,540
Bristol-Myers Squibb Co. 2.600% 5/16/22 (d)	350,000	354,831
2.900% 7/26/24 (d)	700,000	721,660
3.200% 6/15/26 (d)	520,000	545,540
3.400% 7/26/29 (d)	250,000	267,030
Cigna Corp. 3.400% 9/17/21	210,000	214,718
3.750% 7/15/23	570,000	596,891
4.125% 11/15/25	160,000	171,791
4.375% 10/15/28	1,230,000	1,343,992
CVS Health Corp. 2.750% 12/01/22	120,000	121,410
3.350% 3/09/21	101,000	102,615
3.700% 3/09/23	940,000	978,482
3.875% 7/20/25	124,000	131,200
4.100% 3/25/25	310,000	331,224
4.300% 3/25/28	2,840,000	3,070,992
5.050% 3/25/48	560,000	635,560
5.125% 7/20/45	350,000	396,711
CVS Pass-Through Trust 5.298% 1/11/27 (d)	7,477	7,959
5.880% 1/10/28	85,361	94,883
6.036% 12/10/28	75,110	84,491
6.943% 1/10/30	65,341	77,176

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Eli Lilly & Co. 3.100% 5/15/27	$100,000	$105,156
GlaxoSmithKline Capital PLC 2.850% 5/08/22	20,000	20,418
Johnson & Johnson 3.625% 3/03/37	690,000	769,188
Teva Pharmaceutical Finance Co. BV 2.950% 12/18/22	40,000	34,300
3.650% 11/10/21	50,000	46,250
Teva Pharmaceutical Finance IV BV 3.650% 11/10/21	160,000	147,600
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	750,000	686,250
2.800% 7/21/23	310,000	250,325

		12,840,155

Pipelines — 1.2%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125% 11/15/22 (d)	150,000	150,795
Cheniere Corpus Christi Holdings LLC 5.125% 6/30/27	150,000	164,156
El Paso Natural Gas Co. LLC 8.375% 6/15/32	289,000	399,376
Energy Transfer LP/Regency Energy Finance Corp. 4.500% 11/01/23	30,000	31,766
5.875% 3/01/22	100,000	106,951
Energy Transfer Operating LP 6.250% 4/15/49	30,000	36,433
Enterprise Products Operating LLC 4.150% 10/16/28	2,600,000	2,879,349
5.700% 2/15/42	40,000	50,264
Kinder Morgan Energy Partners LP 3.500% 3/01/21	110,000	111,663
3.500% 9/01/23	120,000	124,157
MPLX LP 4.000% 3/15/28	210,000	218,941
4.500% 4/15/38	620,000	642,671
4.700% 4/15/48	620,000	647,104
4.800% 2/15/29	320,000	353,266
4.875% 12/01/24	150,000	164,660
5.500% 2/15/49	250,000	289,929
Southern Natural Gas Co. LLC 8.000% 3/01/32	248,000	349,112
Transcontinental Gas Pipe Line Co. LLC 7.850% 2/01/26	60,000	76,104
Williams Cos., Inc. 5.250% 3/15/20	130,000	131,692
7.500% 1/15/31	330,000	433,571
7.750% 6/15/31	580,000	768,922

		8,130,882

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 0.1%
GLP Capital LP/GLP Financing II, Inc. 5.250% 6/01/25	$10,000	$11,015
5.375% 4/15/26	90,000	98,988
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.750% 9/17/24 (d)	220,000	233,131
4.750% 9/17/44 (d)	250,000	292,105

		635,239

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. 4.250% 5/15/24 (d)	200,000	205,820
McDonald’s Corp. 3.500% 3/01/27	210,000	224,456
3.700% 1/30/26	350,000	375,683
3.800% 4/01/28	110,000	120,555
QVC, Inc. 5.950% 3/15/43	10,000	10,018
Walmart, Inc. 3.700% 6/26/28	560,000	620,647

		1,557,179

Semiconductors — 0.0%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125% 1/15/25	200,000	198,598
Intel Corp. 3.700% 7/29/25	70,000	75,851

		274,449

Software — 0.7%
Microsoft Corp. 1.550% 8/08/21	360,000	358,492
2.400% 2/06/22	540,000	547,540
2.400% 8/08/26	1,620,000	1,649,896
2.700% 2/12/25	100,000	103,675
2.875% 2/06/24	380,000	395,855
3.300% 2/06/27	690,000	744,358
3.750% 2/12/45	400,000	458,163
3.950% 8/08/56	100,000	118,440
4.100% 2/06/37	170,000	201,618
salesforce.com, Inc. 3.250% 4/11/23	270,000	281,662
3.700% 4/11/28	90,000	98,784

		4,958,483

Telecommunications — 1.0%
Altice France SA 7.375% 5/01/26 (d)	530,000	568,271
America Movil SAB de CV 5.000% 3/30/20	100,000	101,292

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AT&T, Inc. 3.000% 2/15/22	$60,000	$61,226
3.400% 5/15/25	580,000	605,140
4.250% 3/01/27	260,000	282,884
4.350% 6/15/45	390,000	409,834
6.250% 3/29/41	20,000	25,264
Qwest Corp. 6.875% 9/15/33	85,000	85,049
Sprint Corp. 7.250% 9/15/21	280,000	298,788
7.625% 2/15/25	150,000	165,000
7.875% 9/15/23	30,000	32,954
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360% STEP 3/20/23 (d)	100,000	100,375
4.738% 9/20/29 (d)	220,000	233,862
Telefonica Emisiones SA 5.213% 3/08/47	150,000	174,481
Verizon Communications, Inc. 2.625% 8/15/26	300,000	303,935
3.376% 2/15/25	100,000	105,487
3.500% 11/01/24	160,000	169,190
3.875% 2/08/29	130,000	142,657
4.125% 3/16/27	130,000	143,543
4.329% 9/21/28	820,000	929,694
4.400% 11/01/34	270,000	308,865
4.500% 8/10/33	670,000	777,964
4.522% 9/15/48	240,000	283,770
4.862% 8/21/46	130,000	158,780
5.250% 3/16/37	170,000	210,470
5.500% 3/16/47	30,000	39,594
Vodafone Group PLC 4.375% 5/30/28	580,000	640,612

		7,358,981

Transportation — 0.2%
Union Pacific Corp. 3.750% 7/15/25	190,000	204,625
3.950% 9/10/28	620,000	683,929
4.500% 9/10/48	600,000	715,942

		1,604,496

Trucking & Leasing — 0.0%
DAE Funding LLC 5.750% 11/15/23 (d)	60,000	63,051

TOTAL CORPORATE DEBT (Cost $188,608,174)		203,734,097

MUNICIPAL OBLIGATIONS — 0.0%
Northeast Ohio Regional Sewer District 5.000% 11/15/43	50,000	56,634

	Principal Amount	Value
State of California 5.000% 4/01/42	$70,000	$75,984
5.000% 11/01/43	50,000	56,638

		189,256

TOTAL MUNICIPAL OBLIGATIONS (Cost $173,256)		189,256

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.8%
Auto Floor Plan ABS — 0.2%
Ford Credit Floorplan Master, Series 2018-4, Class A 4.060% 11/15/30	1,100,000	1,218,097

Automobile ABS — 0.0%
Hertz Vehicle Financing II LP, Series 2015-1A, Class C 4.350% 3/25/21 (d)	250,000	250,547

Commercial MBS — 3.2%
Banc of America Merrill Lynch Trust, Series 2016-GG10, Class AJA, 6.006% VRN 8/10/45 (c) (d)	721,150	510,695
BANK, Series 2017-BNK4, Class XA, 1.591% VRN 5/15/50 (c)	3,700,391	290,769
BBCCRE Trust, Series 2015-GTP, Class E, 4.715% VRN 8/10/33 (c) (d)	1,020,000	972,920
BX Trust Series 2017-APPL, Class A, 1 mo. USD LIBOR + .880% 2.908% FRN 7/15/34 (d)	407,539	407,290
Series 2018-IND, Class G, 1 mo. USD LIBOR + 2.050% 4.078% FRN 11/15/35 (d)	400,492	401,744
Series 2018-IND, Class H, 1 mo. USD LIBOR + 3.000% 5.028% FRN 11/15/35 (d)	1,719,760	1,723,548
CD Mortgage Trust, Series 2017-CD3, Class A4 3.631% 2/10/50	400,000	433,254
CHT Mortgage Trust, Series 2017-CSMO, Class A, 1 mo. USD LIBOR + .930% 2.958% FRN 11/15/36 (d)	460,000	460,010
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class AS 3.571% 2/10/48	390,000	406,312
Credit Suisse Mortgage Trust Series 2017-LSTK, Class A, 2.761% 4/05/33 (d)	430,000	430,292

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-GLPA, Class A, 3.881% 11/15/37 (d)	$135,087	$148,358
Series 2014-USA, Class A2, 3.953% 9/15/37 (d)	190,000	203,390
Series 2014-USA, Class E, 4.373% 9/15/37 (d)	140,000	134,312
Series 2014-USA, Class F, 4.373% 9/15/37 (d)	230,000	211,472
Series 2018-PLUM, Class A, 1 mo. USD LIBOR + 3.231% 5.259% FRN 8/15/20 (d)	488,870	488,874
Series 2006-C5, Class AJ, 5.373% 12/15/39	92,328	42,471
Series 2007-C5, Class AM, 5.869% VRN 9/15/40 (c)	29,250	25,183
Series 2017-CHOP, Class G, 1 mo. USD LIBOR + 5.620% 7.648% FRN 7/15/32 (d)	1,700,000	1,708,361
FREMF Mortgage Trust Series 2012-K20, Class X2A, 0.200% 5/25/45 (d)	3,216,816	13,516
Series 2019-KF58, Class B, 1 mo. USD LIBOR + 2.150% 4.239% FRN 1/25/26 (d)	1,498,815	1,503,527
GE Commercial Mortgage Corp., Series 2007-C1, Class AJ, 5.677% VRN 12/10/49 (c)	50,000	10,500
GS Mortgage Securities Corp. II, Series 2018-SRP5, Class A, 1 mo. USD LIBOR + 1.300% 3.328% FRN 9/15/31 (d)	1,350,000	1,348,869
GS Mortgage Securities Trust , Series 2015-GC30, Class AS, 3.777% VRN 5/10/50 (c)	280,000	297,305
GS Mortgage Securities Trust, Series 2006-GG8, Class AJ 5.622% 11/10/39	96,773	64,838
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AJFX 5.438% 1/15/49 (d)	600,000	110,100
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class XA, 0.929% VRN 4/15/47 (c)	1,329,265	30,258
Series 2014-C21, Class AS, 3.997% 8/15/47	250,000	265,312
Series 2015-C31, Class B, 4.771% VRN 8/15/48 (c)	160,000	175,120
Series 2013-C17, Class B, 5.055% VRN 1/15/47 (c)	30,000	32,834

	Principal Amount	Value
JPMCC Commercial Mortgage Securities Trust, Series 2019-BOLT, Class A, 1 mo. USD LIBOR + 1.150% 3.178% FRN 7/15/34 (d)	$960,000	$960,088
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class XA, 1.045% VRN 10/15/50 (c)	7,903,665	434,905
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A3, 3.127% VRN 4/20/48 (c) (d)	274,745	280,269
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ, 6.193% VRN 9/12/49 (c)	39,695	20,244
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4 3.306% 4/15/48	420,000	441,606
Morgan Stanley Capital I Trust Series 2019-BPR, Class A, 1 mo. USD LIBOR + 1.400% 3.428% FRN 5/15/36 (d)	1,360,000	1,359,144
Series 2006-IQ12, Class AJ, 5.399% 12/15/43	44,263	33,640
Series 2007-IQ13, Class AJ, 5.438% 3/15/44	4,023	4,038
Natixis Commercial Mortgage Securities Trust 3.047% 8/15/24 (d)	1,270,000	1,297,616
4.272% VRN 5/15/39 (c) (d)	1,710,000	1,682,999
Shops at Crystals Trust, Series 2016-CSTL, Class A 3.126% 7/05/36 (d)	320,000	329,272
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 1 mo. USD LIBOR + .750% 2.792% FRN 11/11/34 (d)	267,326	267,247
UBS Commercial Mortgage Trust Series 2017-C1, Class A4, 3.460% 6/15/50	170,000	181,677
Series 2017-C2, Class A4, 3.487% 8/15/50	570,000	610,583
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A, 4.104% VRN 9/14/22 (c) (d)	177,540	178,445
Wells Fargo Commercial Mortgage Trust Series 2019-C52, Class XA, 1.772% VRN 8/15/52 (c)	5,927,131	715,152
Series 2015-NXSI, Class AS, 3.406% 5/15/48	190,000	198,287
Series 2013-LC12, Class B, 4.420% VRN 7/15/46 (c)	140,000	146,397

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WFRBS Commercial Mortgage Trust Series 2014-C24, Class AS, 3.931% 11/15/47	$190,000	$201,233
Series 2014-C24, Class B, 4.204% VRN 11/15/47 (c)	190,000	198,112
Series 2014-C24, Class C, 4.290% VRN 11/15/47 (c)	190,000	190,030

		22,582,418

Financial Services — 0.2%
Magnolia Finance XI DAC 1.000% 8/11/24	1,000,000	1,000,000

Home Equity ABS — 0.7%
Asset Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A4, 1 mo. USD LIBOR + .140% 2.158% FRN 12/25/36	1,784,305	1,710,498
Series 2003-HE6, Class A3B, 1 mo. USD LIBOR + .960% 2.978% FRN 11/25/33	1,249,236	1,169,975
GSAA Home Equity Trust, Series 2006-5, Class 2A3, 1 mo. USD LIBOR + .270% 2.288% FRN 3/25/36	439,003	299,307
RBSSP Resecuritization Trust, Series 2010-4, Class 6A2, 5.825% STEP 2/26/36 (d)	1,470,591	1,480,339

		4,660,119

Manufactured Housing ABS — 0.2%
Conseco Finance Corp., Series 1996-4, Class M1, 7.750% VRN 6/15/27 (c)	1,277,017	1,274,249

Other ABS — 2.2%
Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I 4.194% 6/07/49 (d)	1,230,000	1,258,447
Community Funding CLO Ltd., Series 2015-1A, Class A, 5.750% STEP 11/01/27 (d)	679,398	707,265
Dividend Solar Loans LLC, Series 2019-1, Class A 3.670% 8/22/39 (d)	1,364,699	1,376,239
Fanniemae Grantor Trust 2.898% 6/25/27	99,830	103,773
HSI Asset Securitization Corp., Series 2005-II, Class 2A4, 1 mo. USD LIBOR + .390% 2.408% FRN 11/25/35	2,322,816	2,177,648
Legacy Mortgage Asset Trust Series 2019-GS5, Class A1, 3.200% STEP 5/25/59 (d)	1,753,330	1,752,967

	Principal Amount	Value
Series 2019-GS1, Class A1, 4.000% STEP 1/25/59 (d)	$1,466,096	$1,483,082
PFCA Home Equity Investment Trust, Series 2003-IFC6, Class A, 4.316% VRN 4/22/35 (c) (d)	910,741	918,342
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class M2, 5.717% STEP 4/25/35	1,640,006	1,320,781
RAMP Trust, Series 2006-NC3, Class M1, 1 mo. USD LIBOR + .340% 2.358% FRN 3/25/36	1,800,000	1,749,238
SBA Small Business Investment Cos. Series 2019-10A, Class 1, 3.113% 3/10/29	544,106	561,735
Series 2018-10B, Class 1, 3.548% 9/10/28	409,248	434,530
Structured Asset Investment Loan Trust, Series 2004-8, Class A9, 1 mo. USD LIBOR + 1.000% 3.018% FRN 9/25/34	1,292,532	1,291,409
United States Small Business Administration Series 2019-25G, Class 1, 2.690% 7/01/44	270,000	279,677
Series 2019-20D, Class 1, 2.980% 4/01/39	290,000	300,647

		15,715,780

Student Loans ABS — 0.7%
Navient Student Loan Trust Series 2017-2A, Class A, 1 mo. USD LIBOR + 1.050% 3.068% FRN 12/27/66 (d)	1,613,137	1,618,193
Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150% 3.168% FRN 7/26/66 (d)	1,030,000	1,045,133
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.318% FRN 3/25/66 (d)	650,000	661,206
SLM Private Credit Student Loan Trust, Series 2005-A, Class A4, 3 mo. USD LIBOR + .310% 2.429% FRN 12/15/38	1,210,000	1,180,469
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1 3.500% 10/28/29 (d)	33,119	32,834
SLM Student Loan Trust, Series 2003-7A, Class A5A, 3 mo. USD LIBOR + 1.200% 3.319% FRN 12/15/33 (d)	496,961	492,174

		5,030,009

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral CMO — 3.3%
BCAP LLC Trust, Series 2011-RR5, Class 11A4, 1 mo. USD LIBOR + .150% 2.295% FRN 5/28/36 (d)	$933,385	$923,377
Bear Stearns Asset -Backed Securities I Trust, Series 2005-AC8, Class A3, 1 mo. USD LIBOR + 7.650% 5.632% FRN 11/25/35	859,318	218,029
Citigroup Mortgage Loan Trust, Series 2007-6, Class 2A4, 1 mo. USD LIBOR + .350% 2.368% FRN 5/25/37	2,200,821	1,024,615
Credit Suisse Mortgage Trust Series 2015-4R, Class 3A3, 1 mo. USD LIBOR + .310% 2.765% FRN 10/27/36 (d)	880,000	480,803
Series 2018-J1, Class A2, 3.500% VRN 2/25/48 (c) (d)	4,511,273	4,569,691
Series 2015-2R, Class 7A2, 4.102% VRN 8/27/36 (c) (d)	2,450,501	2,178,488
Flagstar Mortgage Trust, Series 2018-2, Class A4, 3.500% VRN 4/25/48 (c) (d)	1,078,254	1,098,218
GMACM Mortgage Loan Trust, Series 2005-AF2, Class A1 6.000% 12/25/35	2,506,166	2,460,966
GSMSC Resecuritization Trust, Series 2014-2R, Class 3B, 1 mo. USD LIBOR + .610% 2.755% FRN 11/26/37 (d)	1,220,000	1,087,765
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 4.304% VRN 10/25/35 (c)	80,483	66,683
HarborView Mortgage Loan Trust, Series 2006-2, Class 1A, 4.974% VRN 2/25/36 (c)	44,988	28,034
JP Morgan Mortgage Trust Series 2018-3, Class A1, 3.500% VRN 9/25/48 (c) (d)	1,858,932	1,896,330
Series 2018-4, Class A1, 3.500% VRN 10/25/48 (c) (d)	892,455	902,645
Series 2018-5, Class A1, 3.500% VRN 10/25/48 (c) (d)	2,014,420	2,050,107
Morgan Stanley Resecuritization Trust, Series 2015-R3, Class 7A2, 12 mo. MTA + .770% 3.252% FRN 4/26/47 (d)	300,000	293,249
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1, 4.000% VRN 5/25/57 (c) (d)	616,682	647,617
Prime Mortgage Trust Series 2006-DR1, Class 1A1, 5.500% 5/25/35 (d)	15,431	15,078

	Principal Amount	Value
Series 2006-DR1, Class 2A2, 6.000% 5/25/35 (d)	$735,705	$620,589
RBSSP Resecuritization Trust, Series 2013-4, Class 1A2, 1 mo. USD LIBOR + 1.500% 3.645% FRN 12/26/37 (d)	2,071,126	1,914,273
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1, 4.571% VRN 8/25/36 (c)	268,601	228,043
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1, 12 mo. MTA + 2.150% 4.596% FRN 3/25/46	306,592	336,725
Towd Point Mortgage Funding Vintage PLC, Series 2016-V1A, Class A1, 3 mo. GBP LIBOR + 1.200% 1.961% FRN 2/20/54 GBP (d) (f)	283,768	349,170

		23,390,495

WL Collateral PAC — 0.0%
Countrywide Alternative Loan Trust, Series 2006-18CB, Class A6, 1 mo. USD LIBOR + 28.600% 20.527% FRN 7/25/36	64,081	101,916

WL Collateral Support CMO — 0.1%
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1B, 12 mo. MTA + 1.000% 3.446% FRN 2/25/46	949,662	880,502

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $73,690,325)		76,104,132

SOVEREIGN DEBT OBLIGATIONS — 6.7%
Abu Dhabi Government International Bond 2.500% 10/11/22 (d)	870,000	878,700
Argentina POM Politica Monetaria, 79.499% FRN 6/21/20 ARS (c) (f) (k)	3,350,000	27,132
Argentine Bonos del Tesoro 18.200% 10/03/21 ARS (f) (k)	12,970,000	65,416
Argentine Republic Government International Bond 3.750% STEP 12/31/38	110,000	43,176
5.625% 1/26/22	770,000	331,108
6.875% 4/22/21	220,000	107,802
6.875% 1/11/48	1,450,000	609,015
7.125% 7/06/36	220,000	93,502
7.500% 4/22/26	610,000	265,356

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brazil Notas do Tesouro Nacional Serie F 10.000% 1/01/21 BRL (f)	$8,458,000	$2,153,708
10.000% 1/01/23 BRL (f)	13,781,000	3,691,798
10.000% 1/01/27 BRL (f)	963,000	272,032
Brazilian Government International Bond 4.625% 1/13/28 (e)	420,000	446,254
5.000% 1/27/45	510,000	528,258
5.625% 1/07/41	2,350,000	2,629,086
Colombia Government International Bond 5.625% 2/26/44	520,000	650,005
Ecuador Government International Bond 7.875% 1/23/28 (d)	330,000	312,678
Egypt Government International Bond 5.577% 2/21/23 (d)	370,000	377,598
Indonesia Government International Bond 3.500% 1/11/28	400,000	412,831
3.750% 4/25/22 (d)	1,030,000	1,061,928
4.350% 1/11/48	450,000	496,158
5.125% 1/15/45 (d)	1,360,000	1,621,527
5.125% 1/15/45 (d)	200,000	238,460
Kenya Government International Bond 6.875% 6/24/24 (d)	200,000	210,882
7.250% 2/28/28 (d)	200,000	207,290
Kuwait International Government Bond 3.500% 3/20/27 (d)	530,000	570,948
Mexican Bonos 7.750% 11/13/42 MXN (f)	34,785,600	1,843,968
8.000% 11/07/47 MXN (f)	101,820,000	5,552,270
8.500% 5/31/29 MXN (f)	75,560,000	4,262,397
8.500% 11/18/38 MXN (f)	30,070,000	1,716,111
Mexico Government International Bond 4.750% 3/08/44	1,220,000	1,320,650
Nigeria Government International Bond 6.500% 11/28/27 (d)	200,000	202,136
7.143% 2/23/30 (d)	210,000	214,725
Peruvian Government International Bond 6.550% 3/14/37	750,000	1,095,945
Provincia de Buenos Aires 6.500% 2/15/23 (d)	170,000	59,500
7.875% 6/15/27 (d)	160,000	57,600
9.125% 3/16/24 (d)	160,000	58,320
Qatar Government International Bond 4.000% 3/14/29 (d)	580,000	642,350
4.817% 3/14/49 (d)	1,280,000	1,583,432

	Principal Amount	Value
Republic of Poland Government International Bond 4.000% 1/22/24	$910,000	$985,430
Russian Federal Bond — OFZ 6.900% 5/23/29 RUB (f)	155,800,000	2,402,306
7.000% 1/25/23 RUB (f)	30,640,000	478,405
7.000% 8/16/23 RUB (f)	63,590,000	994,193
7.050% 1/19/28 RUB (f)	221,886,000	3,467,689
7.250% 5/10/34 RUB (f)	60,500,000	941,992
7.750% 9/16/26 RUB (f)	8,260,000	134,114
8.150% 2/03/27 RUB (f)	55,120,000	914,921

		47,231,102

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $49,613,186)		47,231,102

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 36.9%
Collateralized Mortgage Obligations — 2.4%
Federal Home Loan Mortgage Corp. Series 3422, Class AI, 0.250% STEP 1/15/38	14,185	111
Series 4793, Class CB, 3.000% 5/15/48	1,008,595	1,015,565
Series 4793, Class CD, 3.000% 6/15/48	711,135	720,181
Series 4813, Class CJ, 3.000% 8/15/48	944,532	951,967
3.000% 10/01/49	1,400,000	1,428,429
Series 353, Class S1, 1 mo. LIBOR + 6.000% 3.973% FRN 12/15/46	441,844	90,303
Series 334, Class S7, 1 mo. LIBOR + 6.100% 4.073% FRN 8/15/44	214,369	40,473
Series 3621, Class SB, 1 mo. LIBOR + 6.230% 4.203% FRN 1/15/40	42,275	8,731
Series 4203, Class PS, 1 mo. LIBOR + 6.250% 4.223% FRN 9/15/42	226,297	32,191
Series 3973, Class SA, 1 mo. LIBOR + 6.490% 4.463% FRN 12/15/41	283,396	58,871
Series R007, Class ZA, 6.000% 5/15/36	116,226	133,989
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K094, Class X1, 1.016% VRN 6/25/29 (c)	999,894	73,921
Series K735, Class X1, 1.103% VRN 5/25/26 (c)	1,099,833	62,007

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series K007, Class X1, 1.202% VRN 4/25/20 (c)	$311,356	$230
Series K736, Class X1, 1.312% VRN 7/25/26 (c)	6,000,000	448,945
Series K712, Class X1, 1.372% VRN 11/25/19 (c)	265,927	8
Series K015, Class X1, 1.739% VRN 7/25/21 (c)	662	15
Series K091, Class A2, 3.505% 3/25/29	770,000	853,181
Federal National Mortgage Association 0.000%10/09/19	1,460,000	1,459,291
Series 2005-88, Class IP, 1.897% FRN 10/25/35 (c)	44,742	2,542
Series 2006-88, Class IP, 2.074% 4/25/36	58,845	2,667
Series 2006-118, Class IP1, 2.279% FRN 12/25/36 (c)	108,886	6,988
Series 2006-118, Class IP2, 2.279% FRN 12/25/36 (c)	90,081	5,462
Series 2006-59, Class IP, 2.299% FRN 7/25/36 (c)	114,559	10,545
Series 409, Class C2, 3.000% 4/25/27	131,136	9,393
Series 409, Class C13, 3.500% 11/25/41	157,345	21,418
Series 2017-85, Class SC, 3.710% 11/25/47	281,158	50,868
Series 2013-124, Class SB, 1 mo. LIBOR + 5.950% 3.932% FRN 12/25/43	500,002	92,697
Series 409, Class C18, 4.000% 4/25/42	165,555	25,888
Series 2016-61, Class BS, 1 mo. LIBOR + 6.100% 4.082% FRN 9/25/46	160,297	28,291
Series 2016-60, Class QS, 1 mo. LIBOR + 6.100% 4.082% FRN 9/25/46	341,691	60,925
Series 2017-76, Class SB, 1 mo. LIBOR + 6.100% 4.082% FRN 10/25/57	1,005,931	164,177
Series 2012-133, Class CS, 1 mo. LIBOR + 6.150% 4.132% FRN 12/25/42	159,265	28,889
Series 2012-134, Class SK, 1 mo. LIBOR + 6.150% 4.132% FRN 12/25/42	308,955	58,534
Series 2013-54, Class BS, 1 mo. LIBOR + 6.150% 4.132% FRN 6/25/43	400,167	75,595
Series 2012-35, Class SC, 1 mo. LIBOR + 6.500% 4.482% FRN 4/25/42	135,429	28,236

	Principal Amount	Value
Series 409, Class C22, 4.500% 11/25/39	$93,053	$14,241
Series 2011-87, Class SG, 4.532% FRN 4/25/40 (c)	239,701	26,977
Series 2011-96, Class SA, 1 mo. LIBOR + 6.550% 4.532% FRN 10/25/41	266,593	48,490
Series 2012-74, Class SA, 1 mo. LIBOR + 6.650% 4.632% FRN 3/25/42	71,060	12,164
Series 2011-59, Class NZ, 5.500% 7/25/41	520,035	589,377
Series 2013-9, Class CB, 5.500% 4/25/42	446,256	488,940
Series 2012-46, Class BA, 6.000% 5/25/42	117,161	134,322
Series 2012-28, Class B, 6.500% 6/25/39	23,833	25,704
Series 2013-9, Class BC, 6.500% 7/25/42	127,508	148,982
Series 2012-51, Class B, 7.000% 5/25/42	94,598	111,176
Federal National Mortgage Association ACES Series 2014-M4, Class X2, 0.296% VRN 3/25/24 (c)	4,606,627	31,090
Series 2019-M5, Class A2, 3.273% 1/25/29	620,000	671,942
Series 2019-M6, Class A2, 3.450% 1/01/29	680,000	748,421
Series 2019-M4, Class A2, 3.610% 2/25/31	330,000	369,095
Series 2019-M1, Class A2, 3.673% VRN 9/25/28 (c)	1,580,000	1,747,243
Government National Mortgage Association Series 2012-144, Class IO, 0.403% VRN 1/16/53 (c)	5,874,202	163,873
Series 2012-135, Class IO, 0.574% VRN 1/16/53 (c)	5,135,064	146,990
Series 2014-186, Class IO, 0.756% VRN 8/16/54 (c)	2,636,946	117,413
Series 2017-41, Class IO, 0.792% VRN 7/16/58 (c)	1,907,940	120,879
Series 2017-H18, Class BI, 1.339% VRN 9/20/67 (c)	4,938,612	469,475
Series 2014-22, Class IA, 1.394% FRN 11/20/42 (c)	41,848	1,706
Series 2012-H27, Class AI, 1.766% VRN 10/20/62 (c)	771,667	38,921
Series 2017-H20, Class IB, 1.942% VRN 10/20/67 (c)	98,123	11,000
Series 2017-H15, Class KI, 2.354% VRN 7/20/67 (c)	192,048	25,701

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-H07, Class FD, 1 mo. USD LIBOR + .300% 2.529% FRN 5/20/68	$523,087	$521,933
Series 2010-H28, Class FE, 1 mo. USD LIBOR + .400% 2.629% FRN 12/20/60	156,398	156,494
Series 2014-H20, Class FA, 1 mo. USD LIBOR + .430% 2.659% FRN 10/20/64	1,480,802	1,482,239
Series 2011-H08, Class FG, 1 mo. USD LIBOR + .480% 2.709% FRN 3/20/61	144,547	144,920
Series 2011-H09, Class AF, 1 mo. USD LIBOR + .500% 2.729% FRN 3/20/61	100,393	100,680
Series 2012-66, Class CI, 3.500% 2/20/38	113,903	5,476
Series 2013-53, Class OI, 3.500% 4/20/43	884,456	117,723
Series 2014-117, Class SJ, 1 mo. LIBOR + 5.600% 3.556% FRN 8/20/44	153,106	24,451
Series 2014-176, Class IA, 4.000% 11/20/44	101,468	15,540
Series 2015-167, Class OI, 4.000% 4/16/45	110,115	22,827
Series 2010-31, Class GS, 4.015% 3/20/39	7,938	257
Series 2016-135, Class SB, 1 mo. LIBOR + 6.100% 4.073% FRN 10/16/46	157,720	37,108
Series 2016-21, Class ST, 1 mo. LIBOR + 6.150% 4.106% FRN 2/20/46	118,042	26,328
Series 2016-84, Class IG, 4.500% 11/16/45	499,454	95,333
Series 2010-85, Class HS, 1 mo. LIBOR + 6.650% 4.606% FRN 1/20/40	43,775	4,329

		17,071,284

Pass-Through Securities — 33.9%
Federal Home Loan Mortgage Corp. Pool #C91981 3.000% 2/01/38	260,062	266,949
Pool #C91987 3.000% 4/01/38	175,947	180,607
Pool #G67701 3.000% 10/01/46	1,195,547	1,232,822
Pool #Q45638 3.000% 1/01/47	338,413	346,427
Pool #G08747 3.000% 2/01/47	566,540	579,955
Pool #G61587 3.000% 4/01/47	981,826	1,005,075
Pool #G60985 3.000% 5/01/47	2,294,959	2,366,513
Pool #G08778 3.000% 9/01/47	184,116	188,015
Pool #G61637 3.000% 9/01/47	943,636	971,583
Pool #G61739 3.000% 9/01/48	279,275	287,895
Pool #ZT1780 3.000% 3/01/49	2,138,259	2,170,320

	Principal Amount	Value
Pool #ZN4906 3.000% 4/01/49 (g)	$97,099	$98,555
Pool #ZT1867 3.000% 4/01/49	1,683,003	1,708,237
Pool #ZN6631 3.000% 6/01/49 (g)	292,656	297,044
Pool #ZN6682 3.000% 6/01/49 (g)	198,860	201,841
Pool #ZN6689 3.000% 6/01/49 (g)	197,627	200,960
Pool #QA0120 3.000% 6/01/49 (g)	99,091	100,700
Pool #QA0241 3.000% 6/01/49 (g)	293,397	298,163
Pool #QA0445 3.000% 6/01/49 (g)	196,386	199,576
Pool #QA0794 3.000% 7/01/49	197,871	200,838
Pool #QA1033 3.000% 7/01/49	5,820,918	5,908,196
Pool #RA1103 3.000% 7/01/49	394,781	403,908
Pool #QA1597 3.000% 8/01/49	497,771	505,234
Pool #QA1627 3.000% 8/01/49	97,940	99,775
Pool #QA2090 3.000% 8/01/49	99,499	101,364
Pool #RA1224 3.000% 8/01/49	3,075,317	3,132,960
Pool #RA1293 3.000% 9/01/49	795,896	819,021
Pool #RA1343 3.000% 9/01/49	199,653	203,708
Pool #RA1352 3.000% 9/01/49	799,121	814,100
Pool #QA2427 3.000% 9/01/49 (g)	500,000	509,372
Pool #RA1341 3.000% 9/01/49	599,354	613,210
Pool #RA1344 3.000% 9/01/49 (g)	1,082,251	1,104,228
Pool #RA1340 3.000% 9/01/49	698,639	712,826
Pool #RA1355 3.000% 9/01/49	998,758	1,017,479
Pool #RA1461 3.000% 10/01/49 (g)	2,231,000	2,276,303
Pool #RA1493 3.000% 10/01/49 (g)	1,700,000	1,739,302
Pool #U90245 3.500% 10/01/42	107,169	112,329
Pool #U99045 3.500% 3/01/43	460,734	482,915
Pool #U99114 3.500% 2/01/44	57,075	59,823
Pool #U99124 3.500% 3/01/45	510,819	535,411
Pool #Q41209 3.500% 6/01/46	345,024	361,311
Pool #Q48752 3.500% 6/01/47	320,426	334,150
Pool #G08800 3.500% 2/01/48	1,200,369	1,239,027
Pool #V84260 3.500% 6/01/48	2,150,070	2,245,517
Pool #ZT0711 3.500% 10/01/48	4,534,216	4,663,429
Pool #ZT1593 3.500% 1/01/49	4,228,452	4,341,023
Pool #V85283 3.500% 3/01/49	767,548	796,344
Pool #ZT1776 3.500% 3/01/49	3,498,779	3,587,551
Pool #G08871 3.500% 4/01/49	812,226	833,307
Pool #G14492 4.000% 10/01/25	214,103	223,409
Pool #U90316 4.000% 10/01/42 (g)	89,593	95,878
Pool #U91254 4.000% 4/01/43	106,356	113,883
Pool #U99054 4.000% 6/01/43	1,175,886	1,259,106
Pool #Q19135 4.000% 6/01/43	49,862	53,734
Pool #Q19236 4.000% 6/01/43	45,876	49,109
Pool #Q19985 4.000% 7/01/43	1,473,066	1,560,930
Pool #Q19615 4.000% 7/01/43	48,591	52,364
Pool #U95137 4.000% 8/01/43	51,814	55,481
Pool #C09071 4.000% 2/01/45	611,455	640,875
Pool #Q40459 4.000% 3/01/46	1,246,504	1,312,908
Pool #G08771 4.000% 7/01/47	1,035,128	1,084,449
Pool #V83342 4.000% 8/01/47	309,673	327,332
Pool #Q55429 4.000% 4/01/48	86,165	90,001
Pool #Q55997 4.000% 5/01/48	595,305	621,624
Pool #Q57230 4.000% 7/01/48	1,684,434	1,754,691

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #G08836 4.000% 9/01/48	$725,805	$755,624
Pool #G61727 4.000% 11/01/48	1,718,300	1,787,419
Pool #ZT1952 4.000% 5/01/49	3,237,472	3,358,197
Pool #U99076 4.500% 12/01/43	387,506	420,595
Pool #U92272 4.500% 12/01/43	59,537	64,621
Pool #U99084 4.500% 2/01/44	363,367	394,395
Pool #U99091 4.500% 3/01/44	114,883	124,693
Pool #Q26207 4.500% 5/01/44	34,094	36,270
Pool #G08683 4.500% 12/01/45	37,698	40,022
Pool #Q47940 4.500% 2/01/47	548,659	582,822
Pool #V83157 4.500% 4/01/47	2,634,382	2,800,882
Pool #Q49177 4.500% 6/01/47	524,711	563,450
Pool #G06496 5.000% 6/01/41	71,984	78,905
Pool #Q55401 5.000% 4/01/48	566,466	607,833
Pool #Q56002 5.000% 5/01/48	232,092	249,041
Pool #Q57925 5.000% 8/01/48	479,784	514,372
Pool #G08844 5.000% 10/01/48	152,676	163,683
Pool #Q59125 5.000% 10/01/48	166,960	178,996
Pool #Q59799 5.000% 11/01/48	229,252	245,779
Pool #ZT1596 5.000% 1/01/49	1,426,211	1,525,088
Pool #G06875 5.500% 12/01/38	9,212	10,300
Pool #G07509 6.500% 9/01/39	16,760	19,529
Pool #G06669 6.500% 9/01/39	19,700	22,800
Pool #G07335 7.000% 3/01/39	41,077	48,325
Federal National Mortgage Association Pool #BL3985 2.450% 9/01/31	100,000	101,274
Pool #AP9633 2.500% 10/01/42	100,996	101,181
Pool #BL3561 2.740% 8/01/29	200,000	209,352
Pool #BL3729 2.765% 8/01/31	200,000	209,142
Pool #BL3774 2.765% 8/01/31	100,000	104,449
Pool #BL3775 2.765% 8/01/31	200,000	208,899
Pool #BL3776 2.765% 8/01/31	100,000	104,449
Pool #BL3771 2.770% 8/01/31	400,000	417,997
Pool #AM8674 2.810% 4/01/25	50,000	52,001
Pool #BL3152 2.840% 8/01/31	100,000	105,182
Pool #BL3648 2.850% 8/01/31	310,000	326,472
Pool #BL3413 2.870% 7/01/31	100,000	105,418
Pool #BJ2544 3.000% 12/01/37	168,935	173,369
Pool #AQ7306 3.000% 1/01/43	52,585	54,096
Pool #AR1202 3.000% 1/01/43	55,290	56,949
Pool #BC0884 3.000% 5/01/46	423,669	435,847
Pool #AS7533 3.000% 7/01/46	299,030	307,532
Pool #AS7738 3.000% 8/01/46	672,668	692,003
Pool #BC1509 3.000% 8/01/46	75,261	77,142
Pool #AS7844 3.000% 9/01/46	153,251	157,081
Pool #BC2817 3.000% 9/01/46	224,048	229,648
Pool #BD8104 3.000% 10/01/46	302,727	311,996
Pool #AL9397 3.000% 10/01/46	155,058	158,934
Pool #BE0072 3.000% 11/01/46	1,357,289	1,395,879
Pool #MA2806 3.000% 11/01/46	2,408,353	2,464,032
Pool #AS8359 3.000% 11/01/46	823,688	842,731
Pool #AS8269 3.000% 11/01/46	3,070,227	3,141,207
Pool #BM4579 3.000% 4/01/47	2,261,186	2,326,888
Pool #BM1565 3.000% 4/01/47	1,305,141	1,345,103

	Principal Amount	Value
Pool #890843 3.000% 9/01/47	$706,122	$726,197
Pool #MA3237 3.000% 1/01/48	93,675	95,606
Pool #BO1205 3.000% 6/01/49 (g)	197,499	200,460
Pool #BN7652 3.000% 7/01/49	2,480,454	2,537,799
Pool #BN9558 3.000% 7/01/49	98,846	100,328
Pool #CA3809 3.000% 7/01/49	98,973	101,261
Pool #BO3074 3.000% 8/01/49	97,721	99,186
Pool #BO3815 3.000% 8/01/49	396,835	402,785
Pool #CA4017 3.000% 8/01/49	595,535	606,698
Pool #FM1341 3.000% 8/01/49	99,695	101,470
Pool #CA4078 3.000% 9/01/49	199,685	203,053
Pool #CA4110 3.000% 9/01/49	897,174	917,915
Pool #CA4121 3.000% 9/01/49	997,832	1,018,094
Pool #BO5586 3.000% 9/01/49 (g)	100,000	101,906
Pool #CA4133 3.000% 9/01/49	398,994	409,590
Pool #CA4134 3.000% 9/01/49	699,371	713,573
Pool #FM1503 3.000% 9/01/49 (g)	200,000	204,061
Pool #BO3106 3.000% 10/01/49	400,000	405,997
Pool #AN4073 3.070% 1/01/29	120,000	128,929
Pool #AN8048 3.080% 1/01/28	210,000	222,600
Pool #BL2379 3.090% 5/01/29	300,000	323,405
Pool #BL2454 3.160% 5/01/29	189,235	203,965
Pool #BL2040 3.190% 5/01/29	99,490	107,674
Pool #BL2465 3.240% 5/01/29	350,000	381,343
Pool #BL2456 3.260% 5/01/29	188,925	205,568
Pool #BL2457 3.260% 5/01/29	140,000	152,521
Pool #BL2225 3.300% 4/01/29	100,000	109,333
Pool #BL2431 3.310% 5/01/31	100,000	109,395
Pool #BL2201 3.350% 5/01/29	70,000	76,641
Pool #MA1177 3.500% 9/01/42	47,112	49,352
Pool #MA1213 3.500% 10/01/42	292,490	306,401
Pool #AL3026 3.500% 12/01/42	72,133	75,767
Pool #BM4751 3.500% 3/01/43	874,688	918,748
Pool #BM4750 3.500% 2/01/45	187,696	197,150
Pool #AS6328 3.500% 12/01/45	1,302,162	1,353,512
Pool #AS6340 3.500% 12/01/45	206,144	215,948
Pool #AS6541 3.500% 1/01/46	206,162	216,869
Pool #AS6562 3.500% 1/01/46	205,149	214,841
Pool #BM4897 3.500% 12/01/46	1,271,071	1,335,098
Pool #BH4101 3.500% 10/01/47	428,983	443,487
Pool #CA0907 3.500% 12/01/47	87,545	91,545
Pool #CA0858 3.500% 12/01/47	797,975	824,954
Pool #CA1526 3.500% 4/01/48	818,289	855,161
Pool #MA3383 3.500% 6/01/48	2,898,539	2,990,197
Pool #BM5521 3.500% 7/01/48	1,902,579	1,977,012
Pool #890876 3.500% 2/01/49	187,509	195,841
Pool #BN5424 3.500% 4/01/49	2,327,445	2,399,589
Pool #CA3471 3.500% 5/01/49	978,340	1,014,170
Pool #CA3478 3.500% 5/01/49	786,135	810,503
Pool #BO0955 3.500% 6/01/49	97,875	101,061
Pool #CA3637 3.500% 6/01/49	493,214	508,657
Pool #MA3686 3.500% 6/01/49	5,911,542	6,061,532
Pool #CA3634 3.500% 6/01/49	495,727	515,431
Pool #BF0145 3.500% 3/01/57	2,514,448	2,645,035

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #BL1151 3.600% 1/01/29	$495,124	$550,177
Pool #BL0405 3.640% 11/01/28	300,000	334,662
Pool #BL1085 3.820% 1/01/29	490,000	555,678
Pool #BL1367 3.830% 1/01/29	1,500,000	1,698,513
Pool #AK8441 4.000% 4/01/42	35,748	38,157
Pool #AO2711 4.000% 5/01/42	43,126	46,031
Pool #AO6086 4.000% 6/01/42	31,737	33,875
Pool #AP0692 4.000% 7/01/42	26,793	28,354
Pool #AP5333 4.000% 7/01/42	159,868	170,638
Pool #AP2530 4.000% 8/01/42	32,676	34,856
Pool #AP2958 4.000% 8/01/42	30,741	32,812
Pool #AP4903 4.000% 9/01/42	44,352	47,312
Pool #AP7399 4.000% 9/01/42	82,908	88,442
Pool #AP9229 4.000% 10/01/42	30,522	32,559
Pool #MA1217 4.000% 10/01/42	230,498	246,530
Pool #AP9766 4.000% 10/01/42	167,072	178,693
Pool #AQ3599 4.000% 11/01/42	26,766	28,553
Pool #MA1253 4.000% 11/01/42	134,920	144,304
Pool #AQ7003 4.000% 12/01/42	59,789	63,779
Pool #AQ4555 4.000% 12/01/42	69,963	74,698
Pool #AQ7082 4.000% 1/01/43	93,249	99,472
Pool #AL3508 4.000% 4/01/43	49,662	53,489
Pool #AQ4078 4.000% 6/01/43	47,559	51,224
Pool #AQ4080 4.000% 6/01/43	42,710	45,708
Pool #AT8394 4.000% 6/01/43	46,874	50,486
Pool #AB9683 4.000% 6/01/43	82,647	88,034
Pool #AT9637 4.000% 7/01/43	148,928	159,333
Pool #AT9653 4.000% 7/01/43	101,299	109,105
Pool #AT9657 4.000% 7/01/43	81,691	86,990
Pool #AS0070 4.000% 8/01/43	52,215	55,879
Pool #MA1547 4.000% 8/01/43	56,250	60,198
Pool #AS4347 4.000% 1/01/45	101,671	108,743
Pool #AS9453 4.000% 4/01/47	1,111,118	1,173,819
Pool #AS9588 4.000% 5/01/47	318,189	336,244
Pool #BH2623 4.000% 8/01/47	2,726,330	2,855,471
Pool #BJ9930 4.000% 4/01/48	3,095,506	3,231,493
Pool #BO0968 4.000% 6/01/49	297,141	309,754
Pool #BF0104 4.000% 2/01/56	145,828	156,928
Pool #BF0183 4.000% 1/01/57	76,931	82,787
Pool #BF0191 4.000% 6/01/57	160,664	172,391
Pool #MA0706 4.500% 4/01/31	27,728	29,620
Pool #MA0734 4.500% 5/01/31	89,787	95,916
Pool #MA0776 4.500% 6/01/31	29,936	32,008
Pool #MA0913 4.500% 11/01/31	21,828	23,339
Pool #MA0939 4.500% 12/01/31	25,970	27,766
Pool #993117 4.500% 1/01/39	6,818	7,386
Pool #AA0856 4.500% 1/01/39	12,387	13,419
Pool #AA3495 4.500% 2/01/39	14,377	15,574
Pool #935520 4.500% 8/01/39	30,535	33,078
Pool #AD5481 4.500% 5/01/40	598,535	647,619
Pool #AD6914 4.500% 6/01/40	65,087	70,425
Pool #AD8685 4.500% 8/01/40	158,560	171,514
Pool #MA1591 4.500% 9/01/43	105,432	114,375
Pool #MA1629 4.500% 10/01/43	108,484	117,685

	Principal Amount	Value
Pool #AL4341 4.500% 10/01/43	$7,830	$8,340
Pool #AU6423 4.500% 10/01/43	197,201	210,230
Pool #MA1664 4.500% 11/01/43	55,192	59,874
Pool #MA1711 4.500% 12/01/43	104,255	113,097
Pool #AL4741 4.500% 1/01/44	48,870	53,015
Pool #AW0318 4.500% 2/01/44	313,270	333,086
Pool #AL5562 4.500% 4/01/44	23,580	25,116
Pool #890604 4.500% 10/01/44	461,780	501,092
Pool #AS4271 4.500% 1/01/45	51,912	57,337
Pool #FM1458 4.500% 4/01/49 (g)	500,000	526,043
Pool #BF0148 4.500% 4/01/56	3,218,831	3,537,118
Pool #BF0222 4.500% 9/01/57	829,393	910,110
Pool #915154 5.000% 4/01/37	52,130	57,628
Pool #974965 5.000% 4/01/38	166,067	183,900
Pool #983077 5.000% 5/01/38	48,206	53,394
Pool #310088 5.000% 6/01/38	47,807	52,918
Pool #AE2266 5.000% 3/01/40	93,972	103,717
Pool #BM3904 5.000% 5/01/48	209,525	224,876
Pool #MA3501 5.000% 10/01/48	831,814	891,302
Pool #CA2652 5.000% 11/01/48	1,301,964	1,398,330
Pool #937948 5.500% 6/01/37	8,558	9,622
Pool #995072 5.500% 8/01/38	22,584	25,386
Pool #BF0141 5.500% 9/01/56	738,231	826,307
Pool #481473 6.000% 2/01/29	31	34
Pool #867557 6.000% 2/01/36	2,172	2,421
Pool #AE0469 6.000% 12/01/39	168,388	193,599
Pool #AL4324 6.500% 5/01/40	112,110	130,560
Pool #AE0758 7.000% 2/01/39	61,847	72,642
Government National Mortgage Association I Pool #AB2892 3.000% 9/15/42	213,940	220,759
Pool #AA5649 3.000% 9/15/42	165,400	170,671
Pool #AB9109 3.000% 10/15/42	115,211	118,883
Pool #AB9108 3.000% 10/15/42	1,303,656	1,345,203
Pool #AB9207 3.000% 11/15/42	101,332	104,562
Pool #784571 3.500% 6/15/48	426,919	448,543
Pool #487588 6.000% 4/15/29	1,969	2,162
Pool #595077 6.000% 10/15/32	407	457
Pool #596620 6.000% 10/15/32	223	251
Pool #604706 6.000% 10/15/33	51,402	58,051
Pool #636251 6.000% 3/15/35	5,328	6,062
Pool #782034 6.000% 1/15/36	56,505	64,072
Pool #658029 6.000% 7/15/36	23,429	26,630
Government National Mortgage Association II Pool #MA4836 3.000% 11/20/47	8,402	8,634
Pool #MA5018 3.000% 2/20/48	748,997	769,156
Pool #MA1995 3.500% 6/20/44	156,105	163,909
Pool #MA2678 3.500% 3/20/45	73,569	77,178
Pool #MA3663 3.500% 5/20/46	1,229,365	1,283,526
Pool #MA3937 3.500% 9/20/46	186,883	194,708
Pool #BC4732 3.500% 10/20/47	602,254	631,046
Pool #BD0384 3.500% 10/20/47	413,926	433,714

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA4837 3.500% 11/20/47	$82,366	$85,454
Pool #MA5019 3.500% 2/20/48	1,264,107	1,310,713
Pool #784674 3.500% 4/20/48	3,114,945	3,286,249
Pool #MA5762 3.500% 2/20/49	474,472	491,669
Pool #MA6154 3.500% 9/20/49 (g)	3,300,000	3,424,246
Pool #MA4511 4.000% 6/20/47	1,221,829	1,280,906
Pool #MA4720 4.000% 9/20/47	1,719,814	1,802,431
Pool #MA4838 4.000% 11/20/47	1,324,684	1,385,422
Pool #MA4901 4.000% 12/20/47	522,547	546,302
Pool MA5020 4.000% 2/20/48	534,229	557,430
Pool #MA5078 4.000% 3/20/48	689,382	718,567
Pool MA5137 4.000% 4/20/48	614,539	640,555
Pool #MA5330 4.000% 7/20/48	1,348,228	1,403,305
Pool #MA5398 4.000% 8/20/48	558,575	580,826
Pool MA5931 4.000% 5/20/49	691,367	720,637
Pool #783298 4.500% 4/20/41	213,954	229,809
Pool #783368 4.500% 7/20/41	29,537	31,633
Pool #MA5265 4.500% 6/20/48	1,147,318	1,207,598
Pool #MA5331 4.500% 7/20/48	285,112	299,914
Pool #BJ1835 4.500% 9/20/48	129,762	135,850
Pool #BJ1853 4.500% 9/20/48	193,325	202,395
PoolMA5467 4.500% 9/20/48	1,404,296	1,475,994
Pool #MA5711 4.500% 1/20/49	3,618,783	3,774,423
Pool #MA5818 4.500% 3/20/49	576,655	603,439
Pool #4747 5.000% 7/20/40	127,779	140,648
Pool #MA5712 5.000% 1/20/49	1,590,848	1,672,271
Government National Mortgage Association II TBA Pool #548 3.000% 5/01/49 (g)	2,800,000	2,872,844
Pool #1635 3.500% 10/01/48 (g)	11,200,000	11,603,375
Pool #1367 4.000% 10/01/48 (g)	600,000	623,906
Pool #1523 4.500% 7/01/48 (g)	600,000	626,953
Uniform Mortgage-Backed Securities TBA Pool #6560 2.500% 6/01/34 (g)	900,000	907,664
Pool #7180 3.000% 8/01/33 (g)	4,000,000	4,088,125
Pool #9768 3.000% 6/01/49 (g)	11,000,000	11,165,000
Pool #6268 3.500% 8/01/33 (g)	7,700,000	7,963,485
Pool #17115 3.500% 9/01/48 (g)	2,200,000	2,256,719
Pool #18388 4.000% 9/01/48 (g)	4,050,000	4,202,508
Pool #21133 4.500% 10/01/48 (g)	2,700,000	2,842,805
Pool #29322 5.000% 10/01/48 (g)	400,000	428,469

		239,241,785

Whole Loans — 0.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3, 1 mo. USD LIBOR + 3.800% 5.818% FRN 3/25/25	930,419	960,077
Series 2017-DNA1, Class B1, 1 mo. USD LIBOR + 4.950% 6.968% FRN 7/25/29	1,450,000	1,631,508

	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 4.318% FRN 8/25/31 (d)	$1,670,000	$1,680,813

		4,272,398

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $256,773,546)		260,585,467

U.S. TREASURY OBLIGATIONS — 12.7%
U.S. Treasury Bonds & Notes — 12.7%
U.S. Treasury Bond 2.750% 8/15/47	1,800,000	2,037,024
2.750% 11/15/47	6,050,000	6,851,388
2.875% 8/15/45	6,260,000	7,212,694
3.000% 2/15/48	5,850,000	6,944,818
3.000% 2/15/49	130,000	154,990
3.125% 5/15/48	2,770,000	3,366,307
3.375% 5/15/44	6,000,000	7,474,687
3.750% 11/15/43	29,230,000	38,448,867
U.S. Treasury Inflation Index 0.625% 2/15/43	1,361,398	1,387,146
0.750% 2/15/42	817,488	859,287
1.000% 2/15/46	1,559,189	1,725,618
1.000% 2/15/49	6,290,685	7,059,355
1.375% 2/15/44	2,212,648	2,634,980
2.125% 2/15/40	403,580	534,016
U.S. Treasury Note 1.625% 8/15/29	90,000	89,613
2.125% 5/15/22	80,000	81,048
2.250% 11/15/24	690,000	712,695
2.250% 11/15/25	900,000	933,451
2.250% 8/15/49	10,000	10,286
2.875% 9/30/23	1,020,000	1,071,319
2.875% 5/15/49	110,000	128,292

		89,717,881

TOTAL U.S. TREASURY OBLIGATIONS (Cost $78,921,690)		89,717,881

TOTAL BONDS & NOTES (Cost $671,411,914)		701,031,718

TOTAL PURCHASED OPTIONS (#) — 0.3% (Cost $1,662,862)		2,153,448

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Prime Portfolio (h)	2,013,985	$2,013,985

TOTAL MUTUAL FUNDS (Cost $2,013,985)		2,013,985

TOTAL LONG-TERM INVESTMENTS (Cost $675,088,761)		705,199,151

	Principal Amount
SHORT-TERM INVESTMENTS — 8.2%
Discount Notes — 1.4%
Federal Home Loan Bank 0.000%1/23/20	$3,300,000	3,280,771
1.915% 12/27/19	6,440,000	6,410,897

		9,691,668

Repurchase Agreement — 6.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (i)	47,707,688	47,707,688

TOTAL SHORT-TERM INVESTMENTS (Cost $57,399,201)		57,399,356

TOTAL INVESTMENTS — 108.1% (Cost $732,487,962) (j)		762,598,507

Less Unfunded Loan Commitments — 0.0%		(19,819)

NET INVESTMENTS — 108.1% (Cost $732,468,143)		762,578,688

Other Assets/(Liabilities) — (8.1)%		(57,038,462)

NET ASSETS — 100.0%		$705,540,226

Abbreviation Legend

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at September 30, 2019 where the rate will be determined at time of settlement.
(b)	Unfunded or partially unfunded loan commitments.
(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2019.

(d)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $90,196,677 or 12.78% of net assets.

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $1,972,839 or 0.28% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	Represents investment of security lending collateral. (Note 2).
(i)

Maturity value of $47,708,947. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $48,664,477.

(j)	See Note 6 for aggregate cost for federal tax purposes.
(k)

The Government of Argentina announced a re-profiling of government debt to extend maturity dates and instituted foreign exchange restrictions. Holders of the impacted security will receive 15% of the outstanding maturity proceeds on the original maturity date; 25% of the original maturity date 90 calendar days later; and 60% of the original maturity date 180 calendar days later.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

(#) OTC Options Purchased

Description	Counterparty		Expiration Date	Exercise Price	No. of Contracts	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
USD Call EUR Put	Citibank N.A.	*	10/21/19	1.13	13,650,000	USD 13,650,000	$461,957	$145,031	$316,926

USD Call EUR Put	Citibank N.A.	*	11/04/19	1.14	11,138,799	USD 11,138,799	455,410	209,911	245,499

							917,367	354,942	562,425

Put
USD Put AUD Call	Citibank N.A.	*	12/05/19	0.70	7,170,000	USD 7,170,000	$12,433	$40,869	$(28,436)

							$929,800	$395,811	$533,989

*	Contracts are subject to a Master Netting Agreement.

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Note 5 Year Future	10/25/19	119.50	207	USD 207,000	$56,602	$65,765	$(9,163)

U.S. Treasury Note 10 Year Future	10/25/19	130.00	231	USD 231,000	194,906	114,321	80,585

U.S. Treasury Note 10 Year Future	10/25/19	131.00	780	USD 780,000	316,875	192,662	124,213

U.S. Treasury Note 10 Year Future	10/25/19	132.00	567	USD 567,000	97,453	125,012	(27,559)

U.S. Treasury Note 10 Year Future	10/25/19	132.50	265	USD 265,000	28,984	46,005	(17,021)

U.S. Treasury Bond Future	10/25/19	166.00	468	USD 468,000	219,375	220,185	(810)

					914,195	763,950	150,245

Put
U.S. Treasury Note 5 Year Future	10/25/19	115.50	47	USD 47,000	$367	$1,550	$(1,183)

U.S. Treasury Note 5 Year Future	10/25/19	115.75	17	USD 17,000	133	561	(428)

U.S. Treasury Note 10 Year Future	10/25/19	128.00	495	USD 495,000	38,672	123,544	(84,872)

U.S. Treasury Note 10 Year Future	10/25/19	129.00	567	USD 567,000	124,031	160,449	(36,418)

U.S. Treasury Bond Future	10/25/19	158.00	468	USD 468,000	146,250	216,997	(70,747)

					309,453	503,101	(193,648)

					$1,223,648	$1,267,051	$(43,403)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Note 10 Year Future	10/25/19	130.50	189	USD 189,000	$(112,219)	$(125,861)	$13,642

U.S. Treasury Note 10 Year Future	10/25/19	133.50	157	USD 157,000	(7,359)	(83,134)	75,775

U.S. Treasury Bond Future	11/22/19	166.00	234	USD 234,000	(237,656)	(220,564)	(17,092)

					(357,234)	(429,559)	72,325

Put
U.S. Treasury Note 5 Year Future	10/25/19	116.00	775	USD 775,000	$(12,109)	$(22,878)	$10,769

U.S. Treasury Note 10 Year Future	10/25/19	126.00	317	USD 317,000	(4,953)	(39,077)	34,124

U.S. Treasury Note 10 Year Future	10/25/19	130.00	190	USD 190,000	(100,938)	(72,984)	(27,954)

U.S. Treasury Note 10 Year Future	10/25/19	130.50	189	USD 189,000	(147,656)	(159,142)	11,486

U.S. Treasury Bond Future	11/22/19	158.00	234	USD 234,000	(171,844)	(217,845)	46,001

					(437,500)	(511,926)	74,426

					$(794,734)	$(941,485)	$146,751

Interest Rate Swaptions Written

				Paid by Fund		Received by Fund
Description	Counterparty		Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/11/29	Bank of America N.A.	*	12/09/19	1.35%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 2,760,000	$(15,632)	$(12,006)	$(3,626)

10-Year Interest Rate Swap, 12/11/29	Bank of America N.A.	*	12/09/19	1.35%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 1,600,000	(9,062)	(6,400)	(2,662)

									(24,694)	(18,406)	(6,288)

Put
10-Year Interest Rate Swap, 12/11/29	Bank of America N.A.	*	12/09/19	3-Month USD LIBOR BBA	Quarterly	1.85%	Semi-Annually	USD 2,760,000	$(9,062)	$(15,180)	$6,118

10-Year Interest Rate Swap, 12/11/29	Bank of America N.A.	*	12/09/19	3-Month USD LIBOR BBA	Quarterly	1.85%	Semi-Annually	USD 1,600,000	(5,253)	(9,360)	4,107

									(14,315)	(24,540)	10,225

									$(39,009)	$(42,946)	$3,937

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	10/17/19	INR	476,752,015	USD	6,783,126	$(65,726)
Barclays Bank PLC*	10/17/19	IDR	144,534,594,997	USD	10,064,382	101,619
Barclays Bank PLC*	10/17/19	CNH	22,247	USD	3,229	(114)
Barclays Bank PLC*	10/17/19	USD	4,225,945	CNY	29,115,495	147,707
Barclays Bank PLC*	10/17/19	ZAR	16,890,000	USD	1,186,096	(73,063)
Barclays Bank PLC*	10/17/19	CAD	30,824,276	USD	23,521,363	(248,955)
Barclays Bank PLC*	10/17/19	GBP	48,024	USD	60,358	(1,273)
Barclays Bank PLC*	10/17/19	USD	3,115	JPY	336,000	5
Barclays Bank PLC*	10/17/19	USD	6,835,507	EUR	6,090,000	190,192
Barclays Bank PLC*	10/17/19	EUR	1,500,000	USD	1,664,598	(27,821)
Barclays Bank PLC*	10/17/19	CNY	15,810,000	USD	2,230,373	(15,850)
Barclays Bank PLC*	10/17/19	USD	10,173,478	IDR	144,534,594,997	7,476
Barclays Bank PLC*	10/17/19	USD	6,733,786	INR	476,752,015	16,386
Barclays Bank PLC*	10/17/19	USD	7,138,141	MXN	141,148,171	3,533
Barclays Bank PLC*	1/17/20	IDR	144,534,594,997	USD	10,035,731	29,826
Barclays Bank PLC*	1/17/20	INR	476,752,015	USD	6,655,062	(4,852)
Barclays Bank PLC*	1/17/20	MXN	141,148,171	USD	7,037,949	(3,201)
Barclays Bank PLC*	1/17/20	USD	2,217,236	CNY	15,810,000	5,789
BNP Paribas SA*	10/17/19	MXN	7,000,000	USD	353,800	29
BNP Paribas SA*	10/17/19	USD	10,376,627	BRL	39,140,638	966,289
BNP Paribas SA*	10/17/19	USD	752,651	EUR	670,000	21,557
Citibank N.A.*	10/17/19	MXN	237,085,479	USD	12,217,878	(233,933)
Citibank N.A.*	10/17/19	AUD	1,197,575	USD	831,728	(22,988)
Citibank N.A.*	10/17/19	BRL	56,603,900	USD	14,896,129	(1,287,207)
Citibank N.A.*	10/17/19	EUR	5,031,918	USD	5,652,339	(161,586)
Citibank N.A.*	10/17/19	USD	4,992,177	PHP	257,796,000	20,153
Citibank N.A.*	10/17/19	USD	1,287,963	RUB	83,038,027	10,023
Citibank N.A.*	10/17/19	USD	2,207,005	CAD	2,896,804	19,910
Citibank N.A.*	10/17/19	USD	5,326,480	MXN	102,937,308	123,315
Citibank N.A.*	10/17/19	USD	5,804,387	EUR	5,151,344	183,318
Citibank N.A.*	10/17/19	USD	332,558	JPY	35,433,253	4,532
Citibank N.A.*	10/17/19	GBP	1,424,150	USD	1,779,208	(27,067)
Citibank N.A.*	10/17/19	USD	1,111,989	ZAR	16,890,000	(1,044)
Citibank N.A.*	10/23/19	EUR	6,163,000	USD	6,964,806	(236,806)
Citibank N.A.*	1/17/20	ZAR	16,890,000	USD	1,098,965	911

						$(558,916)

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-BTP	12/06/19	143	$22,514,005	$217,040
90 Day Eurodollar	12/16/19	281	68,406,740	466,360
U.S. Treasury Long Bond	12/19/19	563	92,897,689	(1,515,751)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long (Continued)
U.S. Treasury Ultra Bond	12/19/19	183	$34,690,067	$428,777
U.S. Treasury Note 2 Year	12/31/19	239	51,612,606	(108,106)
U.S. Treasury Note 5 Year	12/31/19	232	27,771,261	(128,823)
90 Day Eurodollar	6/15/20	253	61,540,607	725,856

				$85,353

Short
Fed Fund 30 day	11/29/19	365	$(149,559,437)	$133,213
Euro-Bund	12/06/19	475	(91,211,809)	997,983
Euro-Buxl 30 Year Bond	12/06/19	4	(964,078)	15,821
Japanese Government Bond 10 Year	12/13/19	6	(8,601,667)	(599)
U.S. Treasury Note 10 Year	12/19/19	177	(22,864,491)	(200,822)
U.S. Treasury Ultra 10 Year	12/19/19	55	(7,917,259)	84,915

				$1,030,511

Centrally Cleared Credit Default Swap — Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount	Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.32†	5.000%	Quarterly	6/20/24	BB**	USD 4,811,400	$343,159	$248,932	$94,227

CDX.NA.IG.33†	1.000%	Quarterly	12/20/24	BBB+**	USD 37,575,000	746,991	745,992	999

						$1,090,150	$994,924	$95,226

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

Fixed 1.498%	Annually	6-Month EURIBOR	Semi-Annually	8/23/47	EUR	600,800	$(234,161)	$(644)	$(233,517)

28 Day-MXN-TIIE-Banxico	Monthly	Fixed 7.450%	Monthly	7/18/29	MXN	88,370,000	217,572	37,242	180,330

28 Day-MXN-TIIE-Banxico	Monthly	Fixed 7.440%	Monthly	7/20/29	MXN	91,920,000	222,891	46,911	175,980

3-Month USD LIBOR	Quarterly	Fixed 2.250%	Semi-Annually	4/26/22	USD	21,695,000	182,671	5,017	177,654

Fixed 2.300%	Semi-Annually	3-Month USD LIBOR	Quarterly	4/26/23	USD	22,149,000	(190,455)	1,495	(191,950)

Fixed 2.250%	Semi-Annually	3-Month USD LIBOR	Quarterly	12/31/25	USD	17,856,000	(790,759)	93,470	(884,229)

Fixed 2.500%	Semi-Annually	3-Month USD LIBOR	Quarterly	1/31/26	USD	38,324,000	(2,291,036)	(515,308)	(1,775,728)

Fixed 1.850%	Semi-Annually	3-Month USD LIBOR	Quarterly	4/30/26	USD	33,008,000	(701,964)	46,669	(748,633)

Fixed 1.550%	Semi-Annually	3-Month USD LIBOR	Quarterly	6/30/26	USD	7,150,000	(26,776)	8,069	(34,845)

Fixed 1.250%	Annually	Fed Funds	Annually	6/30/26	USD	24,948,000	(7,742)	(26,391)	18,649

3-Month USD LIBOR	Quarterly	Fixed 3.000%	Semi-Annually	2/15/36	USD	11,528,000	2,236,866	6,685	2,230,181

Fixed 3.330%	Semi-Annually	3-Month USD LIBOR	Quarterly	2/15/44	USD	8,486,000	(2,803,811)	(251)	(2,803,560)

Fixed 3.000%	Semi-Annually	3-Month USD LIBOR	Quarterly	5/15/44	USD	8,584,000	(2,273,889)	6,692	(2,280,581)

Fixed 2.750%	Semi-Annually	3-Month USD LIBOR	Quarterly	8/15/44	USD	8,135,000	(1,747,530)	(55,943)	(1,691,587)

Fixed 1.850%	Semi-Annually	3-Month USD LIBOR	Quarterly	11/15/44	USD	3,888,000	(106,628)	10,685	(117,313)

Fixed 1.810%	Semi-Annually	3-Month USD LIBOR	Quarterly	11/15/44	USD	2,300,000	(43,738)	3,077	(46,815)

Fixed 1.656%	Semi-Annually	3-Month USD LIBOR	Quarterly	8/23/49	USD	12,270,000	194,948	(45,785)	240,733

							$(8,163,541)	$(378,310)	$(7,785,231)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

BRL CDI	Maturity	Fixed 8.410%	Maturity	Citibank N.A.*	1/02/20	BRL	42,358,000	$319,094	$-	$319,094

BRL CDI	Maturity	Fixed 8.410%	Maturity	Citibank N.A.*	1/02/20	BRL	8,600,000	64,786	1,942	62,844

BRL CDI	Maturity	Fixed 8.410%	Maturity	Citibank N.A.*	1/02/20	BRL	14,700,000	110,739	12,549	98,190

BRL CDI	Maturity	Fixed 8.410%	Maturity	Citibank N.A.*	1/02/20	BRL	9,600,000	72,319	5,100	67,219

BRL CDI	Maturity	Fixed 8.410%	Maturity	Citibank N.A.*	1/02/20	BRL	4,482,000	33,764	4,369	29,395

BRL CDI	Maturity	Fixed 7.024%	Maturity	Citibank N.A.*	1/04/27	BRL	9,300,000	31,320	-	31,320

BRL CDI	Maturity	Fixed 7.024%	Maturity	Citibank N.A.*	1/04/27	BRL	11,000,000	37,045	5,820	31,225

BRL CDI	Maturity	Fixed 7.024%	Maturity	Citibank N.A.*	1/04/27	BRL	11,846,000	39,894	7,253	32,641

								$708,961	$37,033	$671,928

Collateral for swap agreements held by Goldman Sachs International amounted to $3,490,880 in cash at September 30, 2019. A portion of the security collateral received from Citibank N.A., in the amount of $309,886 was related to swap agreements at September 30, 2019.

*	Contracts are subject to a Master Netting Agreement.
**

Rating is determined by Western Asset Management Company and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings or Western Asset Management Company’s rating category, as applicable. The reference entity rating represents the creditworthiness of the underlying issuer. As the credit rating declines, the likelihood of payment by the fund increases. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

ARS	Argentinean Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Offshore Chinese Yuan
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PHP	Philippine Peso
RUB	Russian Ruble
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 96.7%
Basic Materials — 2.7%
Chemicals — 2.4%
Celanese Corp. Class A	3,474	$424,833
CF Industries Holdings, Inc.	28,848	1,419,322
Dow, Inc.	38,121	1,816,466
DuPont de Nemours, Inc.	39,434	2,812,039
Eastman Chemical Co.	3,854	284,541
FMC Corp.	3,603	315,911
LyondellBasell Industries NV Class A	11,575	1,035,615
PPG Industries, Inc.	6,306	747,324

		8,856,051

Forest Products & Paper — 0.1%
International Paper Co.	10,970	458,765

Iron & Steel — 0.2%
Nucor Corp.	7,921	403,258
Reliance Steel & Aluminum Co.	1,805	179,886

		583,144

		9,897,960

Communications — 7.3%
Advertising — 0.2%
The Interpublic Group of Cos., Inc.	9,690	208,916
Omnicom Group, Inc.	6,078	475,908

		684,824

Media — 3.2%
Comcast Corp. Class A	190,067	8,568,221
Fox Corp. Class B	84,369	2,660,998
The Walt Disney Co.	2,651	345,478

		11,574,697

Telecommunications — 3.9%
Cisco Systems, Inc.	55,696	2,751,939
Corning, Inc.	29,176	832,099
Juniper Networks, Inc.	8,601	212,875
Verizon Communications, Inc.	168,830	10,190,579

		13,987,492

		26,247,013

Consumer, Cyclical — 4.9%
Airlines — 0.8%
Alaska Air Group, Inc.	3,378	219,266
Delta Air Lines, Inc.	18,081	1,041,466
JetBlue Airways Corp. (a)	7,654	128,204
Southwest Airlines Co.	14,914	805,505
United Airlines Holdings, Inc. (a)	7,116	629,126

		2,823,567

	Number of Shares	Value
Apparel — 0.1%
Hanesbrands, Inc.	7,334	$112,357
Ralph Lauren Corp. Class A	1,363	130,125

		242,482

Auto Manufacturers — 0.8%
Ford Motor Co.	108,946	997,945
General Motors Co.	36,079	1,352,241
PACCAR, Inc.	9,678	677,557

		3,027,743

Auto Parts & Equipment — 0.3%
Allison Transmission Holdings, Inc.	3,564	167,686
Aptiv PLC	6,606	577,497
BorgWarner, Inc.	5,724	209,956
Lear Corp.	1,589	187,343

		1,142,482

Distribution & Wholesale — 0.3%
HD Supply Holdings, Inc. (a)	4,351	170,451
LKQ Corp. (a)	8,600	270,470
W.W. Grainger, Inc.	1,508	448,102

		889,023

Entertainment — 0.0%
Cinemark Holdings, Inc.	1,759	67,968

Home Builders — 0.5%
D.R. Horton, Inc.	9,478	499,586
Lennar Corp. Class A	7,958	444,454
NVR, Inc. (a)	100	371,735
PulteGroup, Inc.	7,577	276,939
Toll Brothers, Inc.	3,919	160,875

		1,753,589

Home Furnishing — 0.1%
Leggett & Platt, Inc.	3,113	127,446
Whirlpool Corp.	1,734	274,596

		402,042

Leisure Time — 0.3%
Harley-Davidson, Inc.	4,354	156,613
Norwegian Cruise Line Holdings Ltd. (a)	6,014	311,345
Polaris, Inc.	1,689	148,649
Royal Caribbean Cruises Ltd.	5,314	575,666

		1,192,273

Lodging — 0.6%
Hyatt Hotels Corp. Class A	947	69,765
Las Vegas Sands Corp.	38,377	2,216,656

		2,286,421

Retail — 1.0%
AutoZone, Inc. (a)	677	734,288
Best Buy Co., Inc.	7,344	506,662

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CarMax, Inc. (a)	4,557	$401,016
Genuine Parts Co.	3,723	370,774
Target Corp.	13,686	1,463,170
Williams-Sonoma, Inc.	2,200	149,556

		3,625,466

Textiles — 0.1%
Mohawk Industries, Inc. (a)	2,000	248,140

		17,701,196

Consumer, Non-cyclical — 17.4%
Agriculture — 1.8%
Archer-Daniels-Midland Co.	14,147	581,017
Philip Morris International, Inc.	78,230	5,940,004

		6,521,021

Beverages — 0.1%
Molson Coors Brewing Co. Class B	4,105	236,038

Biotechnology — 2.4%
Amgen, Inc.	16,889	3,268,190
Bio-Rad Laboratories, Inc. Class A (a)	686	228,260
Corteva, Inc.	37,071	1,037,988
Gilead Sciences, Inc.	65,152	4,129,334

		8,663,772

Commercial Services — 0.3%
AMERCO	541	211,012
H&R Block, Inc.	5,172	122,163
ManpowerGroup, Inc.	1,544	130,066
Nielsen Holdings PLC	8,372	177,905
Quanta Services, Inc.	3,929	148,516
Robert Half International, Inc.	2,997	166,813
United Rentals, Inc. (a)	2,195	273,585

		1,230,060

Foods — 1.5%
Campbell Soup Co.	7,573	355,325
The J.M. Smucker Co.	2,823	310,586
Kellogg Co.	9,521	612,676
Tyson Foods, Inc. Class A	47,227	4,068,134
US Foods Holding Corp. (a)	2,436	100,120

		5,446,841

Health Care – Products — 0.6%
Becton Dickinson and Co.	7,941	2,008,755
Henry Schein, Inc. (a)	3,809	241,872

		2,250,627

Health Care – Services — 2.1%
Anthem, Inc.	19,350	4,645,935
DaVita, Inc. (a)	4,100	233,987
HCA Healthcare, Inc.	8,788	1,058,251
Humana, Inc.	3,500	894,845
Laboratory Corp. of America Holdings (a)	2,697	453,096

	Number of Shares	Value
Quest Diagnostics, Inc.	3,784	$405,001

		7,691,115

Household Products & Wares — 1.2%
Avery Dennison Corp.	1,985	225,437
Kimberly-Clark Corp.	27,761	3,943,450

		4,168,887

Pharmaceuticals — 7.4%
AmerisourceBergen Corp. Class A	5,753	473,644
Bristol-Myers Squibb Co.	31,567	1,600,763
Cardinal Health, Inc.	8,100	382,239
CVS Health Corp.	53,103	3,349,206
Jazz Pharmaceuticals PLC (a)	1,600	205,024
Johnson & Johnson	86,012	11,128,233
McKesson Corp.	5,118	699,426
Merck & Co., Inc.	60,067	5,056,440
Perrigo Co. PLC	1,900	106,191
Pfizer, Inc.	99,221	3,565,010

		26,566,176

		62,774,537

Energy — 9.0%
Oil & Gas — 8.2%
Chevron Corp.	52,782	6,259,945
ConocoPhillips	29,176	1,662,448
Devon Energy Corp.	10,540	253,592
Exxon Mobil Corp.	117,680	8,309,385
Hess Corp.	12,646	764,830
HollyFrontier Corp.	4,600	246,744
Noble Energy, Inc.	13,300	298,718
Occidental Petroleum Corp.	70,316	3,126,953
Phillips 66	12,442	1,274,061
Total SA	121,430	6,321,635
Valero Energy Corp.	11,500	980,260

		29,498,571

Pipelines — 0.8%
TC Energy Corp.	55,483	2,873,465

		32,372,036

Financial — 29.3%
Banks — 17.5%
Bank of America Corp.	223,884	6,530,696
The Bank of New York Mellon Corp.	25,532	1,154,302
BB&T Corp.	19,686	1,050,642
CIT Group, Inc.	3,384	153,329
Citigroup, Inc.	65,200	4,504,016
Citizens Financial Group, Inc.	12,342	436,536
Comerica, Inc.	3,735	246,473
Commerce Bancshares, Inc.	2,854	173,095
Cullen/Frost Bankers, Inc.	1,669	147,790
Fifth Third Bancorp	90,903	2,488,924
The Goldman Sachs Group, Inc.	9,600	1,989,408
Huntington Bancshares, Inc.	27,391	390,870

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
JP Morgan Chase & Co.	126,604	$14,900,025
KeyCorp	27,120	483,821
M&T Bank Corp.	3,825	604,235
Morgan Stanley	143,894	6,139,957
Northern Trust Corp.	5,533	516,340
The PNC Financial Services Group, Inc.	12,026	1,685,564
Popular, Inc.	2,446	132,280
Prosperity Bancshares, Inc.	1,759	124,238
Regions Financial Corp.	28,735	454,588
Signature Bank	1,428	170,246
State Street Corp.	46,742	2,766,659
SunTrust Banks, Inc.	11,846	815,005
SVB Financial Group (a)	1,100	229,845
US Bancorp	41,754	2,310,666
Webster Financial Corp.	2,346	109,957
Wells Fargo & Co.	242,016	12,207,287
Zions Bancorp NA	4,908	218,504

		63,135,298

Diversified Financial Services — 3.5%
Ally Financial, Inc.	10,998	364,694
American Express Co.	21,932	2,594,117
Ameriprise Financial, Inc.	4,141	609,141
BlackRock, Inc.	3,945	1,758,050
Capital One Financial Corp.	12,085	1,099,493
The Charles Schwab Corp.	31,522	1,318,565
Credit Acceptance Corp. (a)	451	208,051
Discover Financial Services	9,600	778,464
E*TRADE Financial Corp.	6,442	281,451
Franklin Resources, Inc.	12,826	370,158
LPL Financial Holdings, Inc.	2,085	170,761
Nasdaq, Inc.	1,259	125,082
Raymond James Financial, Inc.	3,584	295,537
Santander Consumer USA Holdings, Inc.	9,058	231,069
SEI Investments Co.	3,699	219,184
Synchrony Financial	17,402	593,234
T. Rowe Price Group, Inc.	6,075	694,069
TD Ameritrade Holding Corp.	13,954	651,652
The Western Union Co.	11,775	272,827

		12,635,599

Insurance — 7.6%
Aflac, Inc.	19,686	1,029,972
Alleghany Corp. (a)	451	359,790
The Allstate Corp.	9,239	1,004,095
American Financial Group, Inc.	4,321	466,020
American International Group, Inc.	91,958	5,122,061
Arch Capital Group Ltd. (a)	10,230	429,455
Assurant, Inc.	1,600	201,312
Athene Holding Ltd. Class A (a)	4,025	169,291
AXA Equitable Holdings, Inc.	12,600	279,216
Chubb Ltd.	39,389	6,358,960

	Number of Shares	Value
Cincinnati Financial Corp.	4,141	$483,130
Everest Re Group Ltd.	1,093	290,836
Fidelity National Financial, Inc.	5,765	256,024
Globe Life, Inc. (a)	6,883	659,116
The Hanover Insurance Group, Inc.	1,000	135,540
The Hartford Financial Services Group, Inc.	8,968	543,550
Lincoln National Corp.	5,404	325,969
Loews Corp.	8,191	421,673
Markel Corp. (a)	346	408,937
MetLife, Inc.	57,241	2,699,486
Old Republic International Corp.	6,400	150,848
Principal Financial Group, Inc.	7,177	410,094
The Progressive Corp.	12,116	935,961
Prudential Financial, Inc.	10,637	956,798
Reinsurance Group of America, Inc. Class A	1,659	265,241
The Travelers Cos., Inc.	15,761	2,343,503
Voya Financial, Inc.	4,457	242,639
W.R. Berkley Corp.	4,682	338,181

		27,287,698

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	9,376	497,022
The Howard Hughes Corp. (a)	361	46,786

		543,808

Real Estate Investment Trusts (REITS) — 0.6%
SL Green Realty Corp.	24,668	2,016,609

Savings & Loans — 0.0%
New York Community Bancorp, Inc.	11,991	150,487

		105,769,499

Industrial — 11.5%
Aerospace & Defense — 4.3%
The Boeing Co.	12,382	4,710,980
General Dynamics Corp.	8,048	1,470,611
L3 Harris Technologies, Inc.	18,149	3,786,607
Lockheed Martin Corp.	6,622	2,582,977
Northrop Grumman Corp.	4,305	1,613,471
Raytheon Co.	6,532	1,281,513
Spirit AeroSystems Holdings, Inc. Class A	3,013	247,789

		15,693,948

Building Materials — 1.1%
Fortune Brands Home & Security, Inc.	3,884	212,455
Johnson Controls International PLC	70,499	3,094,201
Masco Corp.	8,038	335,024
Owens Corning	3,017	190,674

		3,832,354

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.4%
Acuity Brands, Inc.	1,147	$154,604
Emerson Electric Co.	15,798	1,056,255
Hubbell, Inc. Class B	1,508	198,151

		1,409,010

Electronics — 0.2%
Arrow Electronics, Inc. (a)	2,356	175,710
Gentex Corp.	7,093	195,306
Sensata Technologies Holding PLC (a)	4,525	226,522

		597,538

Engineering & Construction — 0.0%
AECOM (a)	4,387	164,776

Environmental Controls — 0.0%
Pentair PLC	4,351	164,468

Hand & Machine Tools — 0.3%
Lincoln Electric Holdings, Inc.	1,600	138,816
Snap-on, Inc.	1,489	233,088
Stanley Black & Decker, Inc.	4,254	614,320

		986,224

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	14,460	1,826,443
Oshkosh Corp.	1,769	134,090

		1,960,533

Machinery – Diversified — 0.9%
AGCO Corp.	2,150	162,755
Crane Co.	1,038	83,694
Cummins, Inc.	4,390	714,121
Deere & Co.	8,770	1,479,323
Dover Corp.	3,703	368,671
Rockwell Automation, Inc.	3,000	494,400

		3,302,964

Miscellaneous – Manufacturing — 1.3%
A.O. Smith Corp.	3,000	143,130
Eaton Corp. PLC	11,679	971,109
General Electric Co.	281,355	2,515,314
Parker-Hannifin Corp.	3,613	652,544
Textron, Inc.	6,398	313,246

		4,595,343

Packaging & Containers — 0.2%
Berry Global Group, Inc. (a)	283	11,113
Packaging Corp. of America	2,256	239,362
Sealed Air Corp.	4,290	178,078
Sonoco Products Co.	2,336	135,978

		564,531

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	1,193	252,665

Transportation — 2.2%
C.H. Robinson Worldwide, Inc.	3,793	321,570

	Number of Shares	Value
CSX Corp.	22,200	$1,537,794
J.B. Hunt Transport Services, Inc.	2,426	268,437
Kansas City Southern	1,966	261,498
Knight-Swift Transportation Holdings, Inc.	4,696	170,465
United Parcel Service, Inc. Class B	44,656	5,350,682

		7,910,446

		41,434,800

Technology — 11.1%
Computers — 3.8%
Apple, Inc.	37,774	8,460,243
Cognizant Technology Solutions Corp. Class A	14,370	866,008
Hewlett Packard Enterprise Co.	36,328	551,096
International Business Machines Corp.	24,676	3,588,384
Leidos Holdings, Inc.	3,674	315,523

		13,781,254

Office & Business Equipment — 0.1%
Xerox Holdings Corp.	5,731	171,414

Semiconductors — 4.6%
Applied Materials, Inc.	23,658	1,180,534
Broadcom, Inc.	5,000	1,380,350
Intel Corp.	123,187	6,347,826
Lam Research Corp.	3,509	810,965
Micron Technology, Inc. (a)	28,400	1,216,940
ON Semiconductor Corp. (a)	11,425	219,474
Qorvo, Inc. (a)	3,303	244,885
QUALCOMM, Inc.	64,433	4,914,949
Skyworks Solutions, Inc.	4,805	380,796

		16,696,719

Software — 2.6%
CDK Global, Inc.	3,132	150,618
Microsoft Corp.	27,604	3,837,784
Oracle Corp.	97,228	5,350,457

		9,338,859

		39,988,246

Utilities — 3.5%
Electric — 3.5%
AES Corp.	13,415	219,201
American Electric Power Co., Inc.	11,936	1,118,284
DTE Energy Co.	4,547	604,569
Edison International	28,491	2,148,791
Evergy, Inc.	6,500	432,640
Eversource Energy	7,334	626,837
OGE Energy Corp.	4,105	186,285
Pinnacle West Capital Corp.	2,778	269,661
Public Service Enterprise Group, Inc.	12,693	787,982
The Southern Co.	79,877	4,934,002
Vistra Energy Corp.	13,700	366,201

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WEC Energy Group, Inc.	7,831	$744,728

		12,439,181

TOTAL COMMON STOCK (Cost $328,533,950)		348,624,468

PREFERRED STOCK — 1.5%
Consumer, Non-cyclical — 0.4%
Health Care – Products — 0.4%
Becton Dickinson and Co. Convertible 6.125%	20,457	1,266,493

Utilities — 1.1%
Electric — 1.1%
Sempra Energy Convertible 6.000%	25,592	3,024,975
Sempra Energy Convertible 6.750%	2,159	254,028
The Southern Co. Convertible 6.750%	15,436	825,980

		4,104,983

TOTAL PREFERRED STOCK (Cost $4,797,312)		5,371,476

TOTAL EQUITIES (Cost $333,331,262)		353,995,944

	Principal Amount
BONDS & NOTES — 0.2%

CORPORATE DEBT — 0.2%
Electric — 0.2%
Pacific Gas & Electric Co. 3.950% 12/01/47	$392,000	379,260
4.000% 12/01/46	210,000	202,125

		581,385

TOTAL CORPORATE DEBT (Cost $462,966)		581,385

TOTAL BONDS & NOTES (Cost $462,966)		581,385

	Number of Shares

MUTUAL FUNDS — 1.0%
Diversified Financial Services — 1.0%
iShares Russell 1000 Value ETF	28,500	3,655,410

TOTAL MUTUAL FUNDS (Cost $3,544,067)		3,655,410

TOTAL LONG-TERM INVESTMENTS (Cost $337,338,295)		358,232,739

	Number of Shares	Value
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	104	$104

TOTAL MUTUAL FUND (Cost $104)		104

	Principal Amount
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (b)	$3,010,510	3,010,510

TOTAL SHORT-TERM INVESTMENTS (Cost $3,010,614)		3,010,614

TOTAL INVESTMENTS — 100.2% (Cost $340,348,909) (c)		361,243,353

Other Assets/(Liabilities) — (0.2)%		(668,316)

NET ASSETS — 100.0%		$360,575,037

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $3,010,590. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $3,073,920.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Basic Materials — 4.5%
Chemicals — 3.7%
Air Products & Chemicals, Inc.	17,207	$3,817,545
DuPont de Nemours, Inc.	122,922	8,765,568
Element Solutions, Inc. (a)	165,671	1,686,531
FMC Corp.	31,624	2,772,792
Linde PLC	34,369	6,657,963
LyondellBasell Industries NV Class A	8,340	746,180
The Mosaic Co.	113,341	2,323,490

		26,770,069

Mining — 0.8%
Barrick Gold Corp.	307,644	5,331,470

		32,101,539

Communications — 9.4%
Internet — 2.3%
Alphabet, Inc. Class A (a)	6,209	7,582,058
Booking Holdings, Inc. (a)	1,490	2,924,289
eBay, Inc.	77,396	3,016,896
Symantec Corp.	107,656	2,543,911

		16,067,154

Media — 3.7%
Altice USA, Inc. Class A (a)	58,317	1,672,532
Comcast Corp. Class A	429,984	19,383,679
Fox Corp. Class A	112,081	3,534,474
Liberty Global PLC Series C (a)	92,665	2,204,500

		26,795,185

Telecommunications — 3.4%
AT&T, Inc.	147,838	5,594,190
Cisco Systems, Inc.	116,648	5,763,578
Verizon Communications, Inc.	216,334	13,057,920

		24,415,688

		67,278,027

Consumer, Cyclical — 8.7%
Airlines — 0.8%
Delta Air Lines, Inc.	52,403	3,018,413
Southwest Airlines Co.	51,908	2,803,551

		5,821,964

Entertainment — 0.4%
SeaWorld Entertainment, Inc. (a)	99,966	2,631,105

Food Services — 0.5%
Aramark	79,292	3,455,545

Home Builders — 0.9%
Lennar Corp. Class A	87,297	4,875,537
Toll Brothers, Inc.	42,237	1,733,829

		6,609,366

	Number of Shares	Value
Home Furnishing — 0.5%
Whirlpool Corp.	19,796	$3,134,895

Leisure Time — 0.7%
Norwegian Cruise Line Holdings Ltd. (a)	50,242	2,601,028
Royal Caribbean Cruises Ltd.	24,006	2,600,570

		5,201,598

Lodging — 1.2%
Las Vegas Sands Corp.	65,624	3,790,442
MGM Resorts International	98,936	2,742,506
Wyndham Destinations, Inc.	28,835	1,326,987
Wyndham Hotels & Resorts, Inc.	15,670	810,766

		8,670,701

Retail — 3.7%
Advance Auto Parts, Inc.	20,057	3,317,428
AutoZone, Inc. (a)	3,824	4,147,587
Best Buy Co., Inc.	20,121	1,388,148
Dollar General Corp.	24,000	3,814,560
Lowe’s Cos., Inc.	75,346	8,285,046
Target Corp.	52,216	5,582,412

		26,535,181

		62,060,355

Consumer, Non-cyclical — 15.5%
Beverages — 0.4%
Coca-Cola European Partners PLC	51,208	2,839,484

Biotechnology — 1.2%
Biogen, Inc. (a)	10,924	2,543,326
Corteva, Inc. (a)	207,597	5,812,716

		8,356,042

Commercial Services — 0.5%
AMERCO	5,713	2,228,299
Nielsen Holdings PLC	67,725	1,439,156

		3,667,455

Cosmetics & Personal Care — 1.3%
The Procter & Gamble Co.	76,604	9,528,005

Foods — 1.1%
Mondelez International, Inc. Class A	91,640	5,069,525
Tyson Foods, Inc. Class A	31,306	2,696,699

		7,766,224

Health Care – Products — 2.7%
Medtronic PLC	150,758	16,375,334
Zimmer Biomet Holdings, Inc.	20,017	2,747,733

		19,123,067

Health Care – Services — 3.8%
Anthem, Inc.	30,022	7,208,282
Humana, Inc.	6,251	1,598,193
Quest Diagnostics, Inc.	40,207	4,303,355

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
UnitedHealth Group, Inc.	51,163	$11,118,743
Universal Health Services, Inc. Class B	21,293	3,167,334

		27,395,907

Pharmaceuticals — 4.5%
Cigna Corp. (a)	44,563	6,764,218
CVS Health Corp.	194,703	12,279,918
Johnson & Johnson	20,858	2,698,608
McKesson Corp.	23,020	3,145,913
Novo Nordisk A/S Sponsored ADR	24,803	1,282,315
Pfizer, Inc.	177,617	6,381,779

		32,552,751

		111,228,935

Energy — 10.1%
Oil & Gas — 9.7%
BP PLC Sponsored ADR	179,767	6,829,349
Chevron Corp.	47,747	5,662,794
Cimarex Energy Co.	59,113	2,833,877
ConocoPhillips	89,298	5,088,200
EOG Resources, Inc.	61,274	4,547,757
Hess Corp.	49,694	3,005,493
Kosmos Energy Ltd.	391,705	2,444,239
Marathon Petroleum Corp.	88,435	5,372,426
Noble Energy, Inc.	163,670	3,676,028
Parsley Energy, Inc. Class A	112,888	1,896,519
Phillips 66	84,908	8,694,579
Pioneer Natural Resources Co.	14,321	1,801,152
Royal Dutch Shell PLC Class A Sponsored ADR	69,863	4,111,438
Total SA Sponsored ADR	64,229	3,339,908
Valero Energy Corp.	118,751	10,122,335

		69,426,094

Oil & Gas Services — 0.4%
Apergy Corp. (a)	5,374	145,367
Schlumberger Ltd.	86,245	2,946,991

		3,092,358

		72,518,452

Financial — 26.4%
Banks — 11.2%
Bank of America Corp.	454,448	13,256,248
The Bank of New York Mellon Corp.	53,619	2,424,115
BB&T Corp.	44,175	2,357,620
Citigroup, Inc.	113,236	7,822,343
JP Morgan Chase & Co.	156,017	18,361,641
Northern Trust Corp.	77,937	7,273,081
SunTrust Banks, Inc.	34,628	2,382,406
US Bancorp	151,584	8,388,658
Wells Fargo & Co.	362,984	18,308,913

		80,575,025

	Number of Shares	Value
Diversified Financial Services — 2.2%
American Express Co.	58,589	$6,929,907
The Charles Schwab Corp.	26,046	1,089,504
Discover Financial Services	27,019	2,190,971
E*TRADE Financial Corp.	49,500	2,162,655
Navient Corp.	108,640	1,390,592
SLM Corp.	264,276	2,332,236

		16,095,865

Insurance — 9.1%
The Allstate Corp.	51,061	5,549,310
American International Group, Inc.	171,923	9,576,111
Aon PLC	13,446	2,602,742
Berkshire Hathaway, Inc. Class B (a)	89,479	18,613,422
Chubb Ltd.	98,853	15,958,828
Everest Re Group Ltd.	13,734	3,654,480
Fidelity National Financial, Inc.	44,551	1,978,510
The Travelers Cos., Inc.	26,000	3,865,940
Willis Towers Watson PLC	17,453	3,367,905

		65,167,248

Real Estate Investment Trusts (REITS) — 3.1%
Equity Residential	28,627	2,469,365
Essex Property Trust, Inc.	6,454	2,108,199
HCP, Inc.	186,480	6,644,282
Liberty Property Trust	55,854	2,866,986
MGM Growth Properties LLC Class A	80,566	2,421,008
Simon Property Group, Inc.	35,713	5,558,729

		22,068,569

Savings & Loans — 0.8%
New York Community Bancorp, Inc.	441,890	5,545,720

		189,452,427

Industrial — 11.9%
Aerospace & Defense — 3.0%
General Dynamics Corp.	19,407	3,546,241
Spirit AeroSystems Holdings, Inc. Class A	35,961	2,957,433
United Technologies Corp.	106,875	14,590,575

		21,094,249

Building Materials — 1.7%
CRH PLC Sponsored ADR	94,314	3,240,629
Johnson Controls International PLC	101,372	4,449,217
Owens Corning	75,823	4,792,014

		12,481,860

Engineering & Construction — 0.4%
Jacobs Engineering Group, Inc.	33,920	3,103,680

Hand & Machine Tools — 1.0%
Stanley Black & Decker, Inc.	46,921	6,775,862

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Diversified — 1.5%
Deere & Co.	11,668	$1,968,158
Dover Corp.	34,917	3,476,337
Wabtec Corp.	75,665	5,437,287

		10,881,782

Miscellaneous – Manufacturing — 1.8%
Eaton Corp. PLC	53,662	4,461,995
General Electric Co.	927,565	8,292,431

		12,754,426

Transportation — 2.5%
C.H. Robinson Worldwide, Inc.	21,088	1,787,841
J.B. Hunt Transport Services, Inc.	17,830	1,972,889
Kansas City Southern	31,116	4,138,739
Union Pacific Corp.	23,932	3,876,505
United Parcel Service, Inc. Class B	52,885	6,336,681

		18,112,655

		85,204,514

Technology — 7.2%
Computers — 0.7%
International Business Machines Corp.	34,128	4,962,894

Semiconductors — 4.0%
Broadcom, Inc.	10,579	2,920,544
KLA Corp.	19,622	3,128,728
Lam Research Corp.	9,488	2,192,772
Marvell Technology Group Ltd.	130,744	3,264,678
Microchip Technology, Inc.	26,024	2,417,890
NXP Semiconductor NV	37,219	4,061,337
QUALCOMM, Inc.	94,376	7,199,001
Texas Instruments, Inc.	24,293	3,139,627

		28,324,577

Software — 2.5%
Microsoft Corp.	33,731	4,689,621
Oracle Corp.	245,070	13,486,202

		18,175,823

		51,463,294

Utilities — 4.5%
Electric — 4.5%
Dominion Energy, Inc.	111,666	9,049,413
Edison International	114,973	8,671,264
Entergy Corp.	54,385	6,382,623
Exelon Corp.	173,974	8,404,684

		32,507,984

TOTAL COMMON STOCK (Cost $649,849,142)		703,815,527

TOTAL EQUITIES (Cost $649,849,142)		703,815,527

TOTAL LONG-TERM INVESTMENTS (Cost $649,849,142)		703,815,527

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (b)	$6,487,991	$6,487,991

TOTAL SHORT-TERM INVESTMENTS (Cost $6,487,991)		6,487,991

TOTAL INVESTMENTS — 99.1% (Cost $656,337,133) (c)		710,303,518

Other Assets/(Liabilities) — 0.9%		6,808,079

NET ASSETS — 100.0%		$717,111,597

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $6,488,162. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $6,620,361.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	83.6%
Ireland	5.4%
United Kingdom	2.8%
Switzerland	2.2%
Bermuda	1.3%
Netherlands	1.1%
Canada	0.7%
France	0.5%
Liberia	0.4%
Denmark	0.2%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 100.0%

COMMON STOCK — 100.0%
Basic Materials — 2.2%
Chemicals — 1.8%
Air Products & Chemicals, Inc.	29,261	$6,491,845
Albemarle Corp. (a)	14,094	979,815
Celanese Corp. Class A	16,382	2,003,355
CF Industries Holdings, Inc.	28,521	1,403,233
Dow, Inc. (b)	98,669	4,701,578
DuPont de Nemours, Inc.	99,699	7,109,536
Eastman Chemical Co.	18,430	1,360,687
Ecolab, Inc.	33,314	6,597,504
FMC Corp.	17,254	1,512,831
International Flavors & Fragrances, Inc. (a)	14,222	1,744,897
Linde PLC	72,100	13,967,212
LyondellBasell Industries NV Class A	34,372	3,075,263
The Mosaic Co.	46,340	949,970
PPG Industries, Inc.	31,700	3,756,767
The Sherwin-Williams Co.	10,925	6,007,330

		61,661,823

Forest Products & Paper — 0.1%
International Paper Co.	52,473	2,194,421

Iron & Steel — 0.1%
Nucor Corp.	40,725	2,073,310

Mining — 0.2%
Freeport-McMoRan, Inc.	191,396	1,831,660
Newmont Goldcorp Corp.	108,357	4,108,897

		5,940,557

		71,870,111

Communications — 14.9%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	51,004	1,099,646
Omnicom Group, Inc.	28,938	2,265,846

		3,365,492

Internet — 9.1%
Alphabet, Inc. Class A (b)	39,864	48,679,525
Alphabet, Inc. Class C (b)	40,217	49,024,523
Amazon.com, Inc. (b)	55,298	95,992,351
Booking Holdings, Inc. (b)	5,659	11,106,410
CDW Corp.	19,305	2,379,148
eBay, Inc.	104,991	4,092,549
Expedia Group, Inc.	18,593	2,499,085
F5 Networks, Inc. (b)	8,200	1,151,444
Facebook, Inc. Class A (b)	320,161	57,014,271
Netflix, Inc. (b)	58,270	15,594,218
Symantec Corp.	75,672	1,788,130
TripAdvisor, Inc. (b)	13,671	528,794

	Number of Shares	Value
Twitter, Inc. (b)	102,861	$4,237,873
VeriSign, Inc. (b)	13,916	2,624,975

		296,713,296

Media — 2.3%
CBS Corp. Class B	43,575	1,759,123
Charter Communications, Inc. Class A (b)	21,518	8,867,998
Comcast Corp. Class A	603,640	27,212,091
Discovery, Inc. Class A (a) (b)	21,827	581,253
Discovery, Inc. Class C (b)	46,169	1,136,681
DISH Network Corp. Class A (b)	32,017	1,090,819
Fox Corp. Class A	46,493	1,466,157
Fox Corp. Class B (b)	22,068	696,025
News Corp. Class A	49,069	683,040
News Corp. Class B	16,975	242,658
Viacom, Inc. Class B	47,055	1,130,732
The Walt Disney Co.	239,745	31,243,568

		76,110,145

Telecommunications — 3.4%
Arista Networks, Inc. (b)	7,344	1,754,628
AT&T, Inc.	972,294	36,791,605
CenturyLink, Inc.	129,298	1,613,639
Cisco Systems, Inc.	564,894	27,911,413
Corning, Inc.	103,760	2,959,235
Juniper Networks, Inc.	46,497	1,150,801
Motorola Solutions, Inc.	21,829	3,719,880
T-Mobile US, Inc. (b)	42,450	3,343,786
Verizon Communications, Inc.	550,373	33,220,514

		112,465,501

		488,654,434

Consumer, Cyclical — 8.6%
Airlines — 0.4%
Alaska Air Group, Inc.	16,307	1,058,487
American Airlines Group, Inc.	52,207	1,408,023
Delta Air Lines, Inc.	77,131	4,442,746
Southwest Airlines Co.	64,803	3,500,010
United Airlines Holdings, Inc. (b)	29,373	2,596,867

		13,006,133

Apparel — 0.7%
Capri Holdings Ltd. (b)	19,530	647,615
Hanesbrands, Inc.	46,618	714,188
NIKE, Inc. Class B	166,298	15,618,708
PVH Corp.	9,539	841,626
Ralph Lauren Corp. Class A	7,203	687,670
Tapestry, Inc.	38,853	1,012,121
Under Armour, Inc. Class A (b)	26,011	518,659
Under Armour, Inc. Class C (b)	26,502	480,481
VF Corp.	43,302	3,853,445

		24,374,513

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 0.4%
Ford Motor Co.	517,968	$4,744,587
General Motors Co.	167,369	6,272,990
PACCAR, Inc.	45,698	3,199,317

		14,216,894

Auto Parts & Equipment — 0.1%
Aptiv PLC	33,775	2,952,611
BorgWarner, Inc.	28,156	1,032,762

		3,985,373

Distribution & Wholesale — 0.2%
Copart, Inc. (b)	27,165	2,182,164
Fastenal Co.	76,131	2,487,200
LKQ Corp. (b)	41,050	1,291,023
W.W. Grainger, Inc.	5,940	1,765,071

		7,725,458

Home Builders — 0.2%
D.R. Horton, Inc.	45,040	2,374,058
Lennar Corp. Class A	37,994	2,121,965
NVR, Inc. (b)	457	1,698,829
PulteGroup, Inc.	34,460	1,259,513

		7,454,365

Home Furnishing — 0.1%
Leggett & Platt, Inc.	16,797	687,669
Whirlpool Corp.	8,521	1,349,386

		2,037,055

Housewares — 0.0%
Newell Brands, Inc.	49,458	925,854

Leisure Time — 0.2%
Carnival Corp.	53,175	2,324,279
Harley-Davidson, Inc.	21,595	776,772
Norwegian Cruise Line Holdings Ltd. (b)	28,694	1,485,488
Royal Caribbean Cruises Ltd.	22,784	2,468,191

		7,054,730

Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	38,360	3,571,700
Marriott International, Inc. Class A	36,288	4,513,138
MGM Resorts International	70,230	1,946,776
Wynn Resorts Ltd.	12,827	1,394,551

		11,426,165

Retail — 5.8%
Advance Auto Parts, Inc.	9,532	1,576,593
AutoZone, Inc. (b)	3,287	3,565,146
Best Buy Co., Inc.	31,156	2,149,452
CarMax, Inc. (b)	22,280	1,960,640
Chipotle Mexican Grill, Inc. (b)	3,394	2,852,555
Costco Wholesale Corp.	58,545	16,867,400
Darden Restaurants, Inc.	16,204	1,915,637
Dollar General Corp.	34,322	5,455,139

	Number of Shares	Value
Dollar Tree, Inc. (b)	31,546	$3,601,291
The Gap, Inc.	28,107	487,937
Genuine Parts Co.	19,157	1,907,846
The Home Depot, Inc.	145,776	33,822,947
Kohl’s Corp.	21,319	1,058,702
L Brands, Inc.	31,131	609,856
Lowe’s Cos., Inc.	102,738	11,297,070
Macy’s, Inc.	41,024	637,513
McDonald’s Corp.	101,102	21,707,610
Nordstrom, Inc. (a)	14,650	493,265
O’Reilly Automotive, Inc. (b)	10,158	4,048,065
Ross Stores, Inc.	48,263	5,301,691
Starbucks Corp.	159,320	14,087,074
Target Corp.	67,894	7,258,548
Tiffany & Co.	14,174	1,312,938
The TJX Cos., Inc.	161,093	8,979,324
Tractor Supply Co.	15,650	1,415,386
Ulta Salon Cosmetics & Fragrance, Inc. (b)	7,838	1,964,595
Walgreens Boots Alliance, Inc.	101,005	5,586,587
Walmart, Inc.	189,321	22,468,616
Yum! Brands, Inc.	40,489	4,592,667

		188,982,090

Textiles — 0.0%
Mohawk Industries, Inc. (b)	8,081	1,002,610

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	15,878	1,884,560

		284,075,800

Consumer, Non-cyclical — 21.7%
Agriculture — 0.9%
Altria Group, Inc.	248,385	10,158,946
Archer-Daniels-Midland Co.	74,599	3,063,781
Philip Morris International, Inc.	206,730	15,697,009

		28,919,736

Beverages — 1.9%
Brown-Forman Corp. Class B	24,222	1,520,657
The Coca-Cola Co.	512,325	27,890,973
Constellation Brands, Inc. Class A	22,331	4,628,770
Molson Coors Brewing Co. Class B	24,789	1,425,367
Monster Beverage Corp. (b)	51,976	3,017,727
PepsiCo, Inc.	185,869	25,482,640

		63,966,134

Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc. (b)	29,680	2,906,859
Amgen, Inc.	79,793	15,440,743
Biogen, Inc. (b)	24,523	5,709,445
Celgene Corp. (b)	94,269	9,360,912
Corteva, Inc. (b)	100,498	2,813,944
Gilead Sciences, Inc.	168,863	10,702,537
Illumina, Inc. (b)	19,505	5,933,811

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Incyte Corp. (b)	23,676	$1,757,470
Nektar Therapeutics (b)	23,472	427,542
Regeneron Pharmaceuticals, Inc. (b)	10,725	2,975,115
Vertex Pharmaceuticals, Inc. (b)	34,340	5,817,883

		63,846,261

Commercial Services — 2.1%
Automatic Data Processing, Inc.	57,648	9,305,540
Cintas Corp.	11,184	2,998,430
Equifax, Inc.	15,909	2,237,919
FleetCor Technologies, Inc. (b)	11,497	3,297,110
Gartner, Inc. (b)	11,932	1,706,157
Global Payments, Inc.	39,903	6,344,577
H&R Block, Inc.	27,085	639,748
IHS Markit Ltd. (b)	53,342	3,567,513
MarketAxess Holdings, Inc.	4,957	1,623,418
Moody’s Corp.	21,637	4,431,907
Nielsen Holdings PLC	48,463	1,029,839
PayPal Holdings, Inc. (b)	156,565	16,218,568
Quanta Services, Inc.	18,985	717,633
Robert Half International, Inc.	15,302	851,709
Rollins, Inc.	18,148	618,302
S&P Global, Inc.	32,765	8,026,770
United Rentals, Inc. (b)	10,185	1,269,458
Verisk Analytics, Inc.	21,951	3,471,331

		68,355,929

Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co.	114,159	8,391,828
Coty, Inc. Class A	41,069	431,635
The Estee Lauder Cos., Inc. Class A	29,464	5,861,863
The Procter & Gamble Co.	333,258	41,450,630

		56,135,956

Foods — 1.4%
Campbell Soup Co.	22,515	1,056,404
Conagra Brands, Inc.	63,653	1,952,874
General Mills, Inc.	80,739	4,450,334
The Hershey Co.	19,876	3,080,581
Hormel Foods Corp.	36,305	1,587,618
The J.M. Smucker Co.	15,221	1,674,614
Kellogg Co.	33,619	2,163,383
The Kraft Heinz Co.	82,395	2,301,704
The Kroger Co.	105,367	2,716,361
Lamb Weston Holdings, Inc.	19,018	1,382,989
McCormick & Co., Inc.	16,586	2,592,392
Mondelez International, Inc. Class A	191,841	10,612,644
Sysco Corp.	68,392	5,430,325
Tyson Foods, Inc. Class A	39,046	3,363,422

		44,365,645

Health Care – Products — 4.1%
Abbott Laboratories	235,459	19,700,855
ABIOMED, Inc. (b)	6,110	1,086,908
Align Technology, Inc. (b)	9,700	1,754,924

	Number of Shares	Value
Baxter International, Inc.	67,935	$5,942,274
Becton Dickinson and Co.	35,945	9,092,647
Boston Scientific Corp. (b)	184,873	7,522,482
The Cooper Cos., Inc.	6,618	1,965,546
Danaher Corp.	84,938	12,267,595
DENTSPLY SIRONA, Inc.	29,453	1,570,139
Edwards Lifesciences Corp. (b)	27,683	6,087,769
Henry Schein, Inc. (b)	19,741	1,253,554
Hologic, Inc. (b)	35,186	1,776,541
IDEXX Laboratories, Inc. (b)	11,544	3,139,160
Intuitive Surgical, Inc. (b)	15,364	8,295,485
Medtronic PLC	178,567	19,395,948
ResMed, Inc.	19,371	2,617,216
Stryker Corp.	42,675	9,230,602
Teleflex, Inc.	6,066	2,060,923
Thermo Fisher Scientific, Inc.	53,413	15,557,605
Varian Medical Systems, Inc. (b)	12,204	1,453,374
Zimmer Biomet Holdings, Inc.	27,162	3,728,528

		135,500,075

Health Care – Services — 1.8%
Anthem, Inc.	34,105	8,188,611
Centene Corp. (b)	55,547	2,402,963
DaVita, Inc. (b)	12,892	735,746
HCA Healthcare, Inc.	35,360	4,258,051
Humana, Inc.	17,871	4,569,079
IQVIA Holdings, Inc. (b)	24,236	3,620,374
Laboratory Corp. of America Holdings (b)	13,100	2,200,800
Quest Diagnostics, Inc.	17,744	1,899,140
UnitedHealth Group, Inc.	126,073	27,398,184
Universal Health Services, Inc. Class B	10,700	1,591,625
WellCare Health Plans, Inc. (b)	6,659	1,725,813

		58,590,386

Household Products & Wares — 0.4%
Avery Dennison Corp.	11,119	1,262,785
Church & Dwight Co., Inc.	33,095	2,490,068
The Clorox Co.	16,542	2,512,233
Kimberly-Clark Corp.	45,566	6,472,650

		12,737,736

Pharmaceuticals — 5.5%
AbbVie, Inc.	196,373	14,869,364
Allergan PLC	43,646	7,345,185
AmerisourceBergen Corp. Class A	20,544	1,691,387
Bristol-Myers Squibb Co.	218,236	11,066,748
Cardinal Health, Inc.	39,498	1,863,911
Cigna Corp. (b)	50,219	7,622,742
CVS Health Corp.	173,390	10,935,707
Eli Lilly & Co.	113,025	12,639,586
Johnson & Johnson	351,195	45,437,609
McKesson Corp.	24,578	3,358,829

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Merck & Co., Inc.	340,655	$28,676,338
Mylan NV (b)	69,946	1,383,532
Perrigo Co. PLC	18,331	1,024,520
Pfizer, Inc.	735,513	26,426,982
Zoetis, Inc.	63,554	7,918,193

		182,260,633

		714,678,491

Energy — 4.5%
Oil & Gas — 3.7%
Apache Corp.	49,361	1,263,642
Cabot Oil & Gas Corp.	54,116	950,818
Chevron Corp.	252,525	29,949,465
Cimarex Energy Co.	13,905	666,606
Concho Resources, Inc.	26,341	1,788,554
ConocoPhillips	147,462	8,402,385
Devon Energy Corp.	53,372	1,284,130
Diamondback Energy, Inc.	21,572	1,939,539
EOG Resources, Inc.	77,531	5,754,351
Exxon Mobil Corp.	563,104	39,760,774
Helmerich & Payne, Inc.	15,283	612,390
Hess Corp.	34,263	2,072,226
HollyFrontier Corp.	20,605	1,105,252
Marathon Oil Corp.	106,289	1,304,166
Marathon Petroleum Corp.	88,163	5,355,902
Noble Energy, Inc.	62,263	1,398,427
Occidental Petroleum Corp.	119,705	5,323,281
Phillips 66	59,568	6,099,763
Pioneer Natural Resources Co.	22,130	2,783,290
Valero Energy Corp.	55,385	4,721,017

		122,535,978

Oil & Gas Services — 0.4%
Baker Hughes a GE Co.	86,389	2,004,225
Halliburton Co.	116,523	2,196,458
National Oilwell Varco, Inc.	51,707	1,096,188
Schlumberger Ltd.	183,924	6,284,683
TechnipFMC PLC	56,076	1,353,675

		12,935,229

Pipelines — 0.4%
Kinder Morgan, Inc.	259,852	5,355,550
ONEOK, Inc.	54,940	4,048,528
The Williams Cos., Inc.	161,694	3,890,358

		13,294,436

		148,765,643

Financial — 17.9%
Banks — 6.3%
Bank of America Corp.	1,114,650	32,514,341
The Bank of New York Mellon Corp.	114,091	5,158,054
BB&T Corp.	101,769	5,431,412
Citigroup, Inc.	300,541	20,761,372

	Number of Shares	Value
Citizens Financial Group, Inc.	58,845	$2,081,348
Comerica, Inc.	19,879	1,311,815
Fifth Third Bancorp	96,867	2,652,219
First Republic Bank	22,167	2,143,549
The Goldman Sachs Group, Inc.	43,036	8,918,350
Huntington Bancshares, Inc.	139,998	1,997,771
JP Morgan Chase & Co.	425,483	50,075,094
KeyCorp	134,385	2,397,428
M&T Bank Corp.	17,925	2,831,612
Morgan Stanley	166,994	7,125,634
Northern Trust Corp.	28,916	2,698,441
The PNC Financial Services Group, Inc.	59,177	8,294,248
Regions Financial Corp.	132,314	2,093,208
State Street Corp.	50,048	2,962,341
SunTrust Banks, Inc.	59,265	4,077,432
SVB Financial Group (b)	6,880	1,437,576
US Bancorp	190,767	10,557,046
Wells Fargo & Co.	533,602	26,914,885
Zions Bancorp NA	23,515	1,046,888

		205,482,064

Diversified Financial Services — 4.3%
Affiliated Managers Group, Inc.	7,129	594,202
Alliance Data Systems Corp.	5,293	678,192
American Express Co.	90,306	10,681,394
Ameriprise Financial, Inc.	17,618	2,591,608
BlackRock, Inc.	15,612	6,957,332
Capital One Financial Corp.	62,839	5,717,092
Cboe Global Markets, Inc.	15,094	1,734,451
The Charles Schwab Corp.	154,748	6,473,109
CME Group, Inc.	47,767	10,095,078
Discover Financial Services	42,320	3,431,729
E*TRADE Financial Corp.	31,675	1,383,881
Franklin Resources, Inc.	38,674	1,116,131
Intercontinental Exchange, Inc.	74,204	6,846,803
Invesco Ltd.	50,786	860,315
Mastercard, Inc. Class A	118,788	32,259,257
Nasdaq, Inc.	15,037	1,493,926
Raymond James Financial, Inc.	16,609	1,369,578
Synchrony Financial	81,339	2,772,846
T. Rowe Price Group, Inc.	31,189	3,563,343
Visa, Inc. Class A	229,791	39,526,350
The Western Union Co.	57,534	1,333,063

		141,479,680

Insurance — 4.1%
Aflac, Inc.	98,446	5,150,695
The Allstate Corp.	43,655	4,744,425
American International Group, Inc.	116,062	6,464,653
Aon PLC	31,401	6,078,292
Arthur J Gallagher & Co.	24,659	2,208,707
Assurant, Inc.	7,927	997,375

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Berkshire Hathaway, Inc. Class B (b)	260,935	$54,279,699
Chubb Ltd.	60,742	9,806,188
Cincinnati Financial Corp.	20,218	2,358,834
Everest Re Group Ltd.	5,432	1,445,401
Globe Life, Inc. (b)	13,294	1,273,033
The Hartford Financial Services Group, Inc.	48,618	2,946,737
Lincoln National Corp.	26,363	1,590,216
Loews Corp.	34,947	1,799,072
Marsh & McLennan Cos., Inc.	67,281	6,731,464
MetLife, Inc.	105,983	4,998,158
Principal Financial Group, Inc.	34,827	1,990,015
The Progressive Corp.	77,434	5,981,777
Prudential Financial, Inc.	53,435	4,806,478
The Travelers Cos., Inc.	34,747	5,166,531
Unum Group	26,897	799,379
Willis Towers Watson PLC	17,096	3,299,015

		134,916,144

Real Estate — 0.1%
CBRE Group, Inc. Class A (b)	44,667	2,367,798

Real Estate Investment Trusts (REITS) — 3.1%
Alexandria Real Estate Equities, Inc.	15,323	2,360,355
American Tower Corp.	59,087	13,065,908
Apartment Investment & Management Co. Class A	19,615	1,022,726
AvalonBay Communities, Inc.	18,505	3,984,682
Boston Properties, Inc.	19,156	2,483,767
Crown Castle International Corp.	55,312	7,688,921
Digital Realty Trust, Inc.	27,484	3,567,698
Duke Realty Corp.	47,650	1,618,671
Equinix, Inc.	11,289	6,511,495
Equity Residential	46,551	4,015,489
Essex Property Trust, Inc.	8,754	2,859,494
Extra Space Storage, Inc.	16,937	1,978,580
Federal Realty Investment Trust	9,359	1,274,134
HCP, Inc.	65,527	2,334,727
Host Hotels & Resorts, Inc.	96,753	1,672,859
Iron Mountain, Inc.	39,193	1,269,461
Kimco Realty Corp.	55,520	1,159,258
The Macerich Co.	14,015	442,734
Mid-America Apartment Communities, Inc.	15,271	1,985,383
Prologis, Inc.	83,812	7,142,459
Public Storage	20,120	4,934,832
Realty Income Corp.	42,785	3,280,754
Regency Centers Corp.	22,404	1,556,854
SBA Communications Corp.	15,010	3,619,661
Simon Property Group, Inc.	40,834	6,355,812
SL Green Realty Corp.	10,925	893,119
UDR, Inc.	39,248	1,902,743

	Number of Shares	Value
Ventas, Inc.	49,456	$3,611,772
Vornado Realty Trust	21,201	1,349,868
Welltower, Inc.	53,715	4,869,265
Weyerhaeuser Co.	98,102	2,717,425

		103,530,906

Savings & Loans — 0.0%
People’s United Financial, Inc.	53,735	840,147

		588,616,739

Industrial — 9.2%
Aerospace & Defense — 2.6%
Arconic, Inc.	52,573	1,366,898
The Boeing Co.	71,146	27,068,919
General Dynamics Corp.	31,147	5,691,491
L3 Harris Technologies, Inc.	29,723	6,201,407
Lockheed Martin Corp.	33,100	12,910,986
Northrop Grumman Corp.	20,945	7,849,976
Raytheon Co.	36,978	7,254,714
TransDigm Group, Inc.	6,613	3,443,191
United Technologies Corp.	107,720	14,705,934

		86,493,516

Building Materials — 0.4%
Fortune Brands Home & Security, Inc.	19,156	1,047,833
Johnson Controls International PLC	105,598	4,634,696
Martin Marietta Materials, Inc.	8,201	2,247,894
Masco Corp.	38,369	1,599,220
Vulcan Materials Co.	17,414	2,633,694

		12,163,337

Electrical Components & Equipment — 0.2%
AMETEK, Inc.	30,700	2,818,874
Emerson Electric Co.	81,917	5,476,971

		8,295,845

Electronics — 1.3%
Agilent Technologies, Inc.	41,199	3,157,079
Allegion PLC	12,638	1,309,929
Amphenol Corp. Class A	39,516	3,813,294
FLIR Systems, Inc.	17,985	945,831
Fortive Corp.	38,769	2,658,003
Garmin Ltd.	19,272	1,632,146
Honeywell International, Inc.	95,712	16,194,470
Keysight Technologies, Inc. (b)	24,848	2,416,468
Mettler-Toledo International, Inc. (b)	3,248	2,287,891
PerkinElmer, Inc.	14,750	1,256,258
TE Connectivity Ltd.	44,349	4,132,440
Waters Corp. (b)	8,853	1,976,255

		41,780,064

Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.	18,020	1,648,830

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Environmental Controls — 0.3%
Pentair PLC	22,967	$868,152
Republic Services, Inc.	27,845	2,409,985
Waste Management, Inc.	51,822	5,959,530

		9,237,667

Hand & Machine Tools — 0.1%
Snap-on, Inc.	7,543	1,180,781
Stanley Black & Decker, Inc.	20,208	2,918,238

		4,099,019

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	74,866	9,456,324

Machinery – Diversified — 0.8%
Cummins, Inc.	20,992	3,414,769
Deere & Co.	41,998	7,084,222
Dover Corp.	19,448	1,936,243
Flowserve Corp.	17,108	799,115
IDEX Corp.	10,116	1,657,810
Rockwell Automation, Inc.	15,476	2,550,445
Roper Technologies, Inc.	13,855	4,940,693
Wabtec Corp.	24,019	1,726,005
Xylem, Inc.	24,284	1,933,492

		26,042,794

Miscellaneous – Manufacturing — 1.3%
3M Co.	76,480	12,573,312
A.O. Smith Corp.	17,792	848,856
Eaton Corp. PLC	55,463	4,611,748
General Electric Co.	1,163,972	10,405,910
Illinois Tool Works, Inc.	39,173	6,130,183
Ingersoll-Rand PLC	32,280	3,977,219
Parker-Hannifin Corp.	17,114	3,090,960
Textron, Inc.	30,066	1,472,031

		43,110,219

Packaging & Containers — 0.3%
Amcor PLC (b)	216,091	2,106,887
Ball Corp.	44,231	3,220,459
Packaging Corp. of America	12,535	1,329,963
Sealed Air Corp.	20,960	870,050
WestRock Co.	34,662	1,263,430

		8,790,789

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	5,644	1,195,343

Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	18,000	1,526,040
CSX Corp.	106,348	7,366,726
Expeditors International of Washington, Inc.	22,610	1,679,697
FedEx Corp.	31,970	4,653,873
J.B. Hunt Transport Services, Inc.	11,376	1,258,754
Kansas City Southern	13,237	1,760,653
Norfolk Southern Corp.	34,901	6,270,314

	Number of Shares	Value
Union Pacific Corp.	93,769	$15,188,702
United Parcel Service, Inc. Class B	93,113	11,156,800

		50,861,559

		303,175,306

Technology — 17.4%
Computers — 5.5%
Accenture PLC Class A	84,892	16,328,976
Apple, Inc.	565,326	126,616,064
Cognizant Technology Solutions Corp. Class A	73,481	4,428,333
DXC Technology Co.	35,488	1,046,896
Fortinet, Inc. (b)	18,784	1,441,860
Hewlett Packard Enterprise Co.	173,435	2,631,009
HP, Inc.	196,614	3,719,937
International Business Machines Corp.	118,053	17,167,267
Leidos Holdings, Inc.	17,988	1,544,810
NetApp, Inc.	32,036	1,682,210
Seagate Technology PLC	31,499	1,694,331
Western Digital Corp.	39,372	2,348,146

		180,649,839

Office & Business Equipment — 0.0%
Xerox Holdings Corp. (b)	26,321	787,261

Semiconductors — 4.0%
Advanced Micro Devices, Inc. (b)	144,557	4,190,707
Analog Devices, Inc.	49,077	5,483,373
Applied Materials, Inc.	122,468	6,111,153
Broadcom, Inc.	53,031	14,640,268
Intel Corp.	589,933	30,399,248
IPG Photonics Corp. (b)	4,839	656,168
KLA Corp.	21,389	3,410,476
Lam Research Corp.	19,311	4,462,965
Maxim Integrated Products, Inc.	35,560	2,059,280
Microchip Technology, Inc.	31,379	2,915,423
Micron Technology, Inc. (b)	146,557	6,279,968
NVIDIA Corp.	80,909	14,083,830
Qorvo, Inc. (b)	15,847	1,174,897
QUALCOMM, Inc.	161,498	12,319,067
Skyworks Solutions, Inc.	23,040	1,825,920
Texas Instruments, Inc.	124,144	16,044,371
Xilinx, Inc.	33,846	3,245,831

		129,302,945

Software — 7.9%
Activision Blizzard, Inc.	102,263	5,411,758
Adobe, Inc. (b)	64,555	17,833,319
Akamai Technologies, Inc. (b)	22,039	2,013,924
ANSYS, Inc. (b)	11,349	2,512,215
Autodesk, Inc. (b)	29,315	4,329,825
Broadridge Financial Solutions, Inc.	14,967	1,862,344
Cadence Design Systems, Inc. (b)	37,058	2,448,793
Cerner Corp.	42,028	2,865,049

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Citrix Systems, Inc.	16,105	$1,554,455
Electronic Arts, Inc. (b)	39,205	3,835,033
Fidelity National Information Services, Inc.	81,802	10,860,033
Fiserv, Inc. (b)	75,902	7,862,688
Intuit, Inc.	34,557	9,190,088
Jack Henry & Associates, Inc.	10,073	1,470,356
Microsoft Corp.	1,016,172	141,278,393
MSCI, Inc.	11,300	2,460,575
Oracle Corp.	293,070	16,127,642
Paychex, Inc.	42,796	3,542,225
salesforce.com, Inc. (b)	116,715	17,325,174
Synopsys, Inc. (b)	20,251	2,779,450
Take-Two Interactive Software, Inc. (b)	14,938	1,872,329

		259,435,668

		570,175,713

Utilities — 3.6%
Electric — 3.4%
AES Corp.	87,595	1,431,302
Alliant Energy Corp.	31,195	1,682,346
Ameren Corp.	32,405	2,594,020
American Electric Power Co., Inc.	65,702	6,155,620
CenterPoint Energy, Inc.	65,801	1,985,874
CMS Energy Corp.	38,199	2,442,826
Consolidated Edison, Inc.	44,128	4,168,772
Dominion Energy, Inc.	109,419	8,867,316
DTE Energy Co.	24,619	3,273,342
Duke Energy Corp.	97,082	9,306,281
Edison International	47,657	3,594,291
Entergy Corp.	26,504	3,110,510
Evergy, Inc.	31,377	2,088,453
Eversource Energy	43,196	3,691,962
Exelon Corp.	129,726	6,267,063
FirstEnergy Corp.	71,967	3,470,969
NextEra Energy, Inc.	65,059	15,158,097
NRG Energy, Inc.	33,824	1,339,430
Pinnacle West Capital Corp.	15,088	1,464,592
PPL Corp.	95,455	3,005,878
Public Service Enterprise Group, Inc.	67,502	4,190,524
Sempra Energy	36,633	5,407,397
The Southern Co.	138,527	8,556,813
WEC Energy Group, Inc.	42,160	4,009,416
Xcel Energy, Inc.	69,903	4,536,006

		111,799,100

Gas — 0.1%
Atmos Energy Corp.	15,869	1,807,321
NiSource, Inc.	49,459	1,479,813

		3,287,134

	Number of Shares	Value
Water — 0.1%
American Water Works Co., Inc.	24,106	$2,994,688

		118,080,922

TOTAL COMMON STOCK (Cost $1,935,135,092)		3,288,093,159

TOTAL EQUITIES (Cost $1,935,135,092)		3,288,093,159

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (c)	3,657,861	3,657,861

TOTAL MUTUAL FUNDS (Cost $3,657,861)		3,657,861

TOTAL LONG-TERM INVESTMENTS (Cost $1,938,792,953)		3,291,751,020

	Principal Amount
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (d)	$6,748,084	6,748,084

U.S. Treasury Bill — 0.2%
U.S. Treasury Bill (e) 2.017% 1/09/20	5,885,000	5,855,550

TOTAL SHORT-TERM INVESTMENTS (Cost $12,600,880)		12,603,634

TOTAL INVESTMENTS — 100.5% (Cost $1,951,393,833) (f)		3,304,354,654

Other Assets/(Liabilities) — (0.5)%		(16,980,013)

NET ASSETS — 100.0%		$3,287,374,641

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $3,580,193 or 0.11% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(d)

Maturity value of $6,748,262. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $6,884,565.

(e)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	12/20/19	101	$15,156,216	$(114,791)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 96.5%
Basic Materials — 3.9%
Chemicals — 3.9%
CF Industries Holdings, Inc.	40,600	$1,997,521
Dow, Inc.	51,900	2,473,035
DuPont de Nemours, Inc.	55,100	3,929,181
Linde PLC	84,669	16,402,079

		24,801,816

Communications — 2.7%
Media — 1.3%
Comcast Corp. Class A	90,700	4,088,756
Fox Corp. Class B	119,600	3,772,184
The Walt Disney Co.	3,550	462,636

		8,323,576

Telecommunications — 1.4%
Cisco Systems, Inc.	80,000	3,952,800
Verizon Communications, Inc.	77,600	4,683,936

		8,636,736

		16,960,312

Consumer, Cyclical — 11.3%
Apparel — 3.5%
NIKE, Inc. Class B	241,505	22,682,149

Lodging — 0.4%
Las Vegas Sands Corp.	46,300	2,674,288

Retail — 7.4%
Costco Wholesale Corp.	30,957	8,919,021
McDonald’s Corp.	99,082	21,273,896
The TJX Cos., Inc.	300,545	16,752,379

		46,945,296

		72,301,733

Consumer, Non-cyclical — 31.4%
Agriculture — 0.6%
Philip Morris International, Inc.	50,400	3,826,872

Beverages — 9.0%
The Coca-Cola Co.	409,657	22,301,727
Diageo PLC	412,231	16,868,555
PepsiCo, Inc.	131,495	18,027,964

		57,198,246

Biotechnology — 0.7%
Corteva, Inc.	51,400	1,439,200
Gilead Sciences, Inc.	45,100	2,858,438

		4,297,638

Cosmetics & Personal Care — 2.8%
Colgate-Palmolive Co.	243,210	17,878,367

Foods — 0.8%
Tyson Foods, Inc. Class A	57,500	4,953,050

	Number of Shares	Value
Health Care – Products — 8.3%
Baxter International, Inc.	155,111	$13,567,559
Becton Dickinson and Co.	11,350	2,871,096
Danaher Corp.	96,816	13,983,135
Medtronic PLC	210,797	22,896,770

		53,318,560

Health Care – Services — 4.0%
Anthem, Inc.	18,000	4,321,800
UnitedHealth Group, Inc.	98,065	21,311,486

		25,633,286

Household Products & Wares — 0.9%
Kimberly-Clark Corp.	39,400	5,596,770

Pharmaceuticals — 4.3%
CVS Health Corp.	75,600	4,768,092
Johnson & Johnson	174,827	22,619,117

		27,387,209

		200,089,998

Energy — 2.8%
Oil & Gas — 2.1%
Hess Corp.	7,100	429,408
Occidental Petroleum Corp.	98,100	4,362,507
Total SA	170,800	8,891,833

		13,683,748

Pipelines — 0.7%
TC Energy Corp.	79,900	4,138,021

		17,821,769

Financial — 24.0%
Banks — 7.2%
Fifth Third Bancorp	129,500	3,545,710
JP Morgan Chase & Co.	55,250	6,502,372
Morgan Stanley	138,900	5,926,863
The PNC Financial Services Group, Inc.	125,187	17,546,210
State Street Corp.	66,900	3,959,811
Wells Fargo & Co.	169,000	8,524,360

		46,005,326

Diversified Financial Services — 3.8%
American Express Co.	114,862	13,585,877
Visa, Inc. Class A	62,767	10,796,552

		24,382,429

Insurance — 7.8%
American International Group, Inc.	98,400	5,480,880
Chubb Ltd.	175,332	28,305,598
Marsh & McLennan Cos., Inc.	137,332	13,740,067
MetLife, Inc.	43,100	2,032,596

		49,559,141

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 5.2%
American Tower Corp.	62,303	$13,777,062
Public Storage	68,588	16,822,579
SL Green Realty Corp.	33,850	2,767,238

		33,366,879

		153,313,775

Industrial — 12.1%
Aerospace & Defense — 5.9%
The Boeing Co.	17,500	6,658,225
General Dynamics Corp.	84,187	15,383,490
L3 Harris Technologies, Inc.	25,650	5,351,616
Lockheed Martin Corp.	26,592	10,372,476

		37,765,807

Building Materials — 0.5%
Johnson Controls International PLC	76,500	3,357,585

Miscellaneous – Manufacturing — 0.6%
General Electric Co.	401,000	3,584,940

Transportation — 5.1%
Canadian National Railway Co.	149,445	13,418,860
Union Pacific Corp.	92,253	14,943,141
United Parcel Service, Inc. Class B	36,400	4,361,448

		32,723,449

		77,431,781

Technology — 6.7%
Computers — 1.9%
Accenture PLC Class A	63,168	12,150,365

Semiconductors — 1.1%
QUALCOMM, Inc.	91,800	7,002,504

Software — 3.7%
Microsoft Corp.	171,899	23,899,118

		43,051,987

Utilities — 1.6%
Electric — 1.6%
Edison International	39,033	2,943,869
The Southern Co.	113,800	7,029,426

		9,973,295

TOTAL COMMON STOCK (Cost $514,188,836)		615,746,466

PREFERRED STOCK — 1.2%
Consumer, Non-cyclical — 0.3%
Health Care – Products — 0.3%
Becton Dickinson and Co. Convertible 6.125%	28,422	1,759,606

Utilities — 0.9%
Electric — 0.9%
Sempra Energy Convertible 6.000%	36,700	4,337,940
Sempra Energy Convertible 6.750%	2,750	323,565

	Number of Shares	Value
The Southern Co. Convertible 6.750%	23,301	$1,246,837

		5,908,342

TOTAL PREFERRED STOCK (Cost $6,540,293)		7,667,948

TOTAL EQUITIES (Cost $520,729,129)		623,414,414

	Principal Amount
BONDS & NOTES — 0.1%

CORPORATE DEBT — 0.1%
Electric — 0.1%
Pacific Gas & Electric Co. 4.000% 12/01/46	$280,000	269,501
3.950% 12/01/47	507,000	490,522

		760,023

TOTAL CORPORATE DEBT (Cost $604,784)		760,023

TOTAL BONDS & NOTES (Cost $604,784)		760,023

TOTAL LONG-TERM INVESTMENTS (Cost $521,333,913)		624,174,437

	Number of Shares
SHORT-TERM INVESTMENTS — 2.1%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	1,043	1,043

TOTAL MUTUAL FUND (Cost $1,043)		1,043

	Principal Amount
Repurchase Agreement — 2.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (a)	$13,412,737	13,412,737

TOTAL SHORT-TERM INVESTMENTS (Cost $13,413,780)		13,413,780

TOTAL INVESTMENTS — 99.9% (Cost $534,747,693) (b)		637,588,217

Other Assets/(Liabilities) — 0.1%		763,050

NET ASSETS — 100.0%		$638,351,267

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Maturity value of $13,413,091. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $13,687,837.

(b)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	78.0%
Ireland	8.6%
Switzerland	4.4%
Canada	2.8%
United Kingdom	2.6%
France	1.4%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 95.6%

COMMON STOCK — 95.6%
Basic Materials — 1.7%
Chemicals — 1.7%
The Sherwin-Williams Co.	4,491	$2,469,466

Communications — 18.9%
Internet — 16.9%
Alibaba Group Holding Ltd. Sponsored ADR (a)	7,043	1,177,801
Alphabet, Inc. Class C (a)	7,227	8,809,713
Amazon.com, Inc. (a)	2,705	4,695,637
Booking Holdings, Inc. (a)	1,665	3,267,746
Facebook, Inc. Class A (a)	30,124	5,364,482
VeriSign, Inc. (a)	3,642	686,990

		24,002,369

Media — 2.0%
Comcast Corp. Class A	64,225	2,895,263

		26,897,632

Consumer, Cyclical — 9.8%
Airlines — 1.3%
Southwest Airlines Co.	34,338	1,854,596

Apparel — 1.7%
NIKE, Inc. Class B	24,889	2,337,575

Retail — 6.8%
AutoZone, Inc. (a)	465	504,348
The Home Depot, Inc.	14,763	3,425,311
McDonald’s Corp.	8,381	1,799,485
O’Reilly Automotive, Inc. (a)	93	37,061
Ross Stores, Inc.	16,953	1,862,287
The TJX Cos., Inc.	37,578	2,094,598

		9,723,090

		13,915,261

Consumer, Non-cyclical — 16.3%
Beverages — 0.7%
Monster Beverage Corp. (a)	17,042	989,458

Commercial Services — 7.5%
Experian PLC	48,788	1,558,709
FleetCor Technologies, Inc. (a)	5,399	1,548,325
Global Payments, Inc.	10,363	1,647,717
IHS Markit Ltd. (a)	22,093	1,477,580
PayPal Holdings, Inc. (a)	21,880	2,266,549
S&P Global, Inc.	8,802	2,156,314

		10,655,194

Cosmetics & Personal Care — 1.3%
The Procter & Gamble Co.	14,566	1,811,719

Health Care – Products — 5.8%
Baxter International, Inc.	26,057	2,279,206
Danaher Corp.	11,132	1,607,795

	Number of Shares	Value
Edwards Lifesciences Corp. (a)	5,447	$1,197,850
Teleflex, Inc.	3,385	1,150,054
Thermo Fisher Scientific, Inc.	6,798	1,980,053

		8,214,958

Health Care – Services — 1.0%
ICON PLC (a)	10,097	1,487,692

		23,159,021

Financial — 12.5%
Diversified Financial Services — 8.4%
American Express Co.	17,044	2,015,964
Intercontinental Exchange, Inc.	19,298	1,780,627
Mastercard, Inc. Class A	13,762	3,737,346
Visa, Inc. Class A	25,696	4,419,969

		11,953,906

Insurance — 1.8%
Assurant, Inc.	12,959	1,630,502
Brown & Brown, Inc.	23,689	854,225

		2,484,727

Real Estate Investment Trusts (REITS) — 2.3%
American Tower Corp.	8,502	1,880,047
Public Storage	5,667	1,389,945

		3,269,992

		17,708,625

Industrial — 9.6%
Aerospace & Defense — 4.5%
Aerojet Rocketdyne Holdings, Inc. (a)	26,783	1,352,810
Lockheed Martin Corp.	7,701	3,003,852
Northrop Grumman Corp.	5,642	2,114,565

		6,471,227

Machinery – Diversified — 3.2%
Graco, Inc.	15,596	718,040
Rockwell Automation, Inc.	13,386	2,206,013
Roper Technologies, Inc.	4,411	1,572,962

		4,497,015

Miscellaneous – Manufacturing — 1.9%
Illinois Tool Works, Inc.	17,376	2,719,170

		13,687,412

Technology — 26.8%
Computers — 8.4%
Apple, Inc.	41,653	9,329,022
Check Point Software Technologies Ltd. (a)	5,971	653,825
Fortinet, Inc. (a)	24,294	1,864,807

		11,847,654

Semiconductors — 3.4%
Broadcom, Inc.	3,539	977,012

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lam Research Corp.	1,824	$421,545
QUALCOMM, Inc.	6,165	470,266
Texas Instruments, Inc.	22,967	2,968,255

		4,837,078

Software — 15.0%
Adobe, Inc. (a)	5,086	1,405,007
Fidelity National Information Services, Inc.	16,152	2,144,339
Guidewire Software, Inc. (a)	5,200	547,976
Intuit, Inc.	5,008	1,331,828
Microsoft Corp.	83,805	11,651,409
Oracle Corp.	30,844	1,697,345
salesforce.com, Inc. (a)	7,254	1,076,784
ServiceNow, Inc. (a)	2,441	619,648
SS&C Technologies Holdings, Inc	16,417	846,625

		21,320,961

		38,005,693

TOTAL COMMON STOCK (Cost $117,695,277)		135,843,110

TOTAL EQUITIES (Cost $117,695,277)		135,843,110

TOTAL LONG-TERM INVESTMENTS (Cost $117,695,277)		135,843,110

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.2%
Repurchase Agreement — 3.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (b)	$4,604,860	$4,604,860

TOTAL SHORT-TERM INVESTMENTS (Cost $4,604,860)		4,604,860

TOTAL INVESTMENTS — 98.8% (Cost $122,300,137) (c)		140,447,970

Other Assets/(Liabilities) — 1.2%		1,687,307

NET ASSETS — 100.0%		$142,135,277

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $4,604,981. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $4,699,796.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Basic Materials — 0.4%
Chemicals — 0.4%
Air Products & Chemicals, Inc.	11,806	$2,619,279
Linde PLC	26,352	5,104,909
The Sherwin-Williams Co.	7,970	4,382,464

		12,106,652

Communications — 28.7%
Internet — 26.6%
Alibaba Group Holding Ltd. Sponsored ADR (a)	821,403	137,363,224
Alphabet, Inc. Class A (a)	52,125	63,651,922
Alphabet, Inc. Class C (a)	97,337	118,653,803
Amazon.com, Inc. (a)	142,967	248,177,845
Booking Holdings, Inc. (a)	16,757	32,887,456
Ctrip.com International Ltd. ADR (a)	75,922	2,223,755
Facebook, Inc. Class A (a)	984,175	175,261,884
IAC/InterActiveCorp (a)	38,573	8,407,757
Match Group, Inc.	18,700	1,335,928
Netflix, Inc. (a)	74,263	19,874,264
Tencent Holdings Ltd.	881,400	37,406,349

		845,244,187

Media — 0.7%
FactSet Research Systems, Inc.	97,941	23,796,725

Telecommunications — 1.4%
Cisco Systems, Inc.	819,989	40,515,656
Motorola Solutions, Inc.	14,214	2,422,208

		42,937,864

		911,978,776

Consumer, Cyclical — 7.1%
Airlines — 0.4%
Delta Air Lines, Inc.	62,490	3,599,424
United Airlines Holdings, Inc. (a)	108,573	9,598,939

		13,198,363

Apparel — 0.3%
NIKE, Inc. Class B	51,000	4,789,920
VF Corp.	51,586	4,590,638

		9,380,558

Auto Manufacturers — 0.1%
Ferrari NV	14,366	2,213,657

Automotive & Parts — 0.4%
Aptiv PLC	156,330	13,666,369

Leisure Time — 0.2%
Norwegian Cruise Line Holdings Ltd. (a)	4,879	252,586

	Number of Shares	Value
Royal Caribbean Cruises Ltd.	39,541	$4,283,476

		4,536,062

Lodging — 0.5%
Hilton Worldwide Holdings, Inc.	91,754	8,543,215
Marriott International, Inc. Class A	56,584	7,037,352
Wynn Resorts Ltd.	2,675	290,826

		15,871,393

Retail — 5.2%
Dollar General Corp.	141,235	22,447,891
Dollar Tree, Inc. (a)	63,311	7,227,584
McDonald’s Corp.	58,310	12,519,740
Restaurant Brands International, Inc.	69,688	4,957,604
Ross Stores, Inc.	145,984	16,036,342
Starbucks Corp.	519,373	45,922,961
The TJX Cos., Inc.	13,500	752,490
Yum China Holdings, Inc.	431,836	19,618,310
Yum! Brands, Inc.	323,289	36,670,671

		166,153,593

		225,019,995

Consumer, Non-cyclical — 23.2%
Agriculture — 0.0%
Philip Morris International, Inc.	548	41,610

Beverages — 2.8%
The Coca-Cola Co.	707,257	38,503,071
Constellation Brands, Inc. Class A	4,488	930,273
Monster Beverage Corp. (a)	850,301	49,368,476

		88,801,820

Biotechnology — 2.9%
Alexion Pharmaceuticals, Inc. (a)	64,760	6,342,594
Amgen, Inc.	122,845	23,771,736
Exact Sciences Corp. (a)	7,500	677,775
Regeneron Pharmaceuticals, Inc. (a)	123,571	34,278,596
Vertex Pharmaceuticals, Inc. (a)	148,510	25,160,564

		90,231,265

Commercial Services — 3.3%
Ant International Co. Ltd., Class C (Acquired 6/07/18, Cost $3,358,253) (a) (b) (c) (d)	598,619	3,849,120
Automatic Data Processing, Inc.	105,246	16,988,809
Cintas Corp.	10,646	2,854,192
CoStar Group, Inc. (a)	2,808	1,665,706
Equifax, Inc.	4,300	604,881
FleetCor Technologies, Inc. (a)	26,146	7,498,150
Global Payments, Inc.	184,292	29,302,428
IHS Markit Ltd. (a)	38,693	2,587,788
Moody’s Corp.	3,314	678,807
PayPal Holdings, Inc. (a)	271,453	28,119,816
S&P Global, Inc.	37,336	9,146,573

		103,296,270

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cosmetics & Personal Care — 2.4%
Colgate-Palmolive Co.	386,698	$28,426,170
The Procter & Gamble Co.	391,931	48,748,378

		77,174,548

Foods — 1.3%
Danone SA Sponsored ADR	2,410,505	42,256,394

Health Care – Products — 5.2%
Abbott Laboratories	52,823	4,419,701
Alcon, Inc. (a)	51,960	3,028,748
Becton Dickinson and Co.	123,276	31,183,897
Boston Scientific Corp. (a)	11,767	478,799
Danaher Corp.	152,182	21,979,646
Intuitive Surgical, Inc. (a)	46,403	25,054,372
Stryker Corp.	176,973	38,279,260
Teleflex, Inc.	4,500	1,528,875
Thermo Fisher Scientific, Inc.	69,857	20,347,248
Varian Medical Systems, Inc. (a)	161,636	19,249,231

		165,549,777

Health Care – Services — 1.7%
Anthem, Inc.	65,769	15,791,137
Centene Corp. (a)	70,042	3,030,017
HCA Healthcare, Inc.	24,662	2,969,798
UnitedHealth Group, Inc.	116,114	25,233,894
WellCare Health Plans, Inc. (a)	29,445	7,631,261

		54,656,107

Pharmaceuticals — 3.6%
Cigna Corp. (a)	149,933	22,758,330
Elanco Animal Health, Inc. (a)	14,566	387,310
Eli Lilly & Co.	1,103	123,349
Merck & Co., Inc.	210,669	17,734,116
Novartis AG Sponsored ADR	259,793	22,576,012
Novo Nordisk A/S Sponsored ADR	760,393	39,312,318
Roche Holding AG Sponsored ADR	305,467	11,134,272
Zoetis, Inc.	8,754	1,090,661

		115,116,368

		737,124,159

Energy — 0.8%
Oil & Gas — 0.2%
Concho Resources, Inc.	40,546	2,753,073
Pioneer Natural Resources Co.	39,100	4,917,607

		7,670,680

Oil & Gas Services — 0.6%
Schlumberger Ltd.	542,589	18,540,266

		26,210,946

Financial — 11.0%
Banks — 0.3%
Citigroup, Inc.	7,257	501,313
The Goldman Sachs Group, Inc.	8,393	1,739,281
JP Morgan Chase & Co.	2,859	336,476

	Number of Shares	Value
Morgan Stanley	124,407	$5,308,447

		7,885,517

Diversified Financial Services — 9.6%
American Express Co.	115,142	13,618,996
Ameriprise Financial, Inc.	6,494	955,267
The Charles Schwab Corp.	192,875	8,067,961
Intercontinental Exchange, Inc.	186,780	17,234,191
Mastercard, Inc. Class A	205,695	55,860,591
SEI Investments Co.	552,461	32,736,077
TD Ameritrade Holding Corp.	325,090	15,181,703
Visa, Inc. Class A	941,841	162,006,070

		305,660,856

Insurance — 1.1%
American International Group, Inc.	186,838	10,406,876
Chubb Ltd.	16,731	2,701,053
Marsh & McLennan Cos., Inc.	51,479	5,150,474
The Progressive Corp.	7,496	579,066
Willis Towers Watson PLC	85,412	16,481,954

		35,319,423

Real Estate Investment Trusts (REITS) — 0.0%
American Tower Corp.	2,166	478,968

		349,344,764

Industrial — 7.0%
Aerospace & Defense — 3.3%
The Boeing Co.	182,561	69,458,984
L3 Harris Technologies, Inc.	65,482	13,662,164
Northrop Grumman Corp.	55,850	20,932,022

		104,053,170

Electronics — 0.4%
Agilent Technologies, Inc.	15,961	1,223,091
Fortive Corp.	73,519	5,040,463
Honeywell International, Inc.	49,908	8,444,434

		14,707,988

Machinery – Diversified — 1.7%
Deere & Co.	228,963	38,621,479
Roper Technologies, Inc.	40,770	14,538,582
Xylem, Inc.	1,480	117,837

		53,277,898

Packaging & Containers — 0.0%
Ball Corp.	17,072	1,243,012

Transportation — 1.6%
Canadian Pacific Railway Ltd.	24,493	5,448,713
Expeditors International of Washington, Inc.	532,676	39,572,500
Kansas City Southern	15,356	2,042,502
Norfolk Southern Corp.	1,696	304,703
Union Pacific Corp.	16,732	2,710,249

		50,078,667

		223,360,735

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 20.7%
Computers — 0.1%
Apple, Inc.	12,494	$2,798,281

Semiconductors — 3.9%
Analog Devices, Inc.	34,436	3,847,534
Applied Materials, Inc.	82,600	4,121,740
Broadcom, Inc.	1,273	351,437
KLA Corp.	25,148	4,009,849
Lam Research Corp.	5,635	1,302,305
Marvell Technology Group Ltd.	262,474	6,553,976
Maxim Integrated Products, Inc.	95,480	5,529,247
Microchip Technology, Inc.	16,645	1,546,487
NVIDIA Corp.	244,976	42,642,972
QUALCOMM, Inc.	603,636	46,045,354
Texas Instruments, Inc.	54,434	7,035,050
Xilinx, Inc.	4,351	417,261

		123,403,212

Software — 16.7%
Atlassian Corp. PLC Class A (a)	15,036	1,886,116
Autodesk, Inc. (a)	379,864	56,105,913
Cerner Corp.	449,370	30,633,553
DocuSign, Inc. (a)	33,959	2,102,741
Electronic Arts, Inc. (a)	110,472	10,806,371
Fidelity National Information Services, Inc.	239,067	31,738,535
Fiserv, Inc. (a)	255,069	26,422,598
Intuit, Inc.	134,109	35,664,947
Microsoft Corp.	1,181,468	164,259,496
Oracle Corp.	1,295,117	71,270,289
salesforce.com, Inc. (a)	216,813	32,183,722
ServiceNow, Inc. (a)	125,406	31,834,313
Splunk, Inc. (a)	99,768	11,758,656
Synopsys, Inc. (a)	7,500	1,029,375
Veeva Systems, Inc. Class A (a)	4,300	656,567
VMware, Inc. Class A	46,146	6,924,669
Workday, Inc. Class A (a)	104,765	17,805,859
Zoom Video Communications, Inc. Class A (a) (e)	4,509	343,586

		533,427,306

		659,628,799

Utilities — 0.2%
Electric — 0.2%
NextEra Energy, Inc.	804	187,324
Sempra Energy	43,806	6,466,204

		6,653,528

TOTAL COMMON STOCK (Cost $2,168,519,769)		3,151,428,354

TOTAL EQUITIES (Cost $2,168,519,769)		3,151,428,354

	Number of Shares	Value

MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (f)	346,998	$346,998

TOTAL MUTUAL FUNDS (Cost $346,998)		346,998

TOTAL LONG-TERM INVESTMENTS (Cost $2,168,866,767)		3,151,775,352

SHORT-TERM INVESTMENTS — 0.2%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	$1,066	1,066

TOTAL MUTUAL FUND (Cost $1,066)		1,066

	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (g)	$5,959,073	5,959,073

TOTAL SHORT-TERM INVESTMENTS (Cost $5,960,139)		5,960,139

TOTAL INVESTMENTS — 99.3% (Cost $2,174,826,906) (h)		3,157,735,491

Other Assets/(Liabilities) — 0.7%		22,060,101

NET ASSETS — 100.0%		$3,179,795,592

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $3,849,120 or 0.12% of net assets.

(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2019, these securities amounted to a value of $3,849,120 or 0.12% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $340,081 or 0.01% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(f)	Represents investment of security lending collateral. (Note 2).
(g)

Maturity value of $5,959,230. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $6,081,789.

(h)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	87.2%
Cayman Islands	5.6%
France	1.3%
Switzerland	1.2%
Denmark	1.2%
Ireland	0.7%
Netherlands	0.7%
United Kingdom	0.5%
Canada	0.3%
Bermuda	0.3%
Liberia	0.1%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 97.3%

COMMON STOCK — 97.3%
Communications — 26.0%
Internet — 20.8%
Alibaba Group Holding Ltd. Sponsored ADR (a)	58,100	$9,716,063
Alphabet, Inc. Class A (a)	18,843	23,009,941
Alphabet, Inc. Class C (a)	1,200	1,462,800
Amazon.com, Inc. (a)	11,030	19,147,087
Facebook, Inc. Class A (a)	56,857	10,125,094
Match Group, Inc. (b)	124,000	8,858,560
Netflix, Inc. (a)	65,948	17,649,004
Palo Alto Networks, Inc. (a)	9,700	1,977,151
TripAdvisor, Inc. (a)	121,848	4,713,081

		96,658,781

Media — 3.9%
Charter Communications, Inc. Class A (a)	24,909	10,265,497
Liberty Global PLC Series C (a)	344,798	8,202,745

		18,468,242

Telecommunications — 1.3%
Arista Networks, Inc. (a)	24,767	5,917,332

		121,044,355

Consumer, Cyclical — 7.1%
Retail — 4.7%
Dollar Tree, Inc. (a)	102,487	11,699,916
Domino’s Pizza, Inc.	19,650	4,806,193
Floor & Decor Holdings, Inc. Class A (a)	106,700	5,457,705

		21,963,814

Toys, Games & Hobbies — 2.4%
Hasbro, Inc.	93,072	11,046,716

		33,010,530

Consumer, Non-cyclical — 23.5%
Beverages — 4.0%
Constellation Brands, Inc. Class A	53,475	11,084,298
Monster Beverage Corp. (a)	129,900	7,541,994

		18,626,292

Biotechnology — 5.4%
Biogen, Inc. (a)	19,563	4,554,658
BioMarin Pharmaceutical, Inc. (a)	41,600	2,803,840
Illumina, Inc. (a)	53,461	16,263,905
Mirati Therapeutics, Inc. (a)	17,650	1,375,112

		24,997,515

Commercial Services — 4.3%
CoStar Group, Inc. (a)	21,525	12,768,630
PayPal Holdings, Inc. (a)	72,097	7,468,528

		20,237,158

	Number of Shares	Value
Health Care – Products — 3.6%
ABIOMED, Inc. (a)	13,200	$2,348,148
Align Technology, Inc. (a)	20,800	3,763,136
Edwards Lifesciences Corp. (a)	48,800	10,731,608

		16,842,892

Health Care – Services — 4.6%
IQVIA Holdings, Inc. (a)	88,811	13,266,587
UnitedHealth Group, Inc.	37,479	8,144,936

		21,411,523

Pharmaceuticals — 1.6%
Sarepta Therapeutics, Inc. (a)	24,605	1,853,249
Zoetis, Inc.	43,524	5,422,655

		7,275,904

		109,391,284

Financial — 14.5%
Diversified Financial Services — 11.2%
The Charles Schwab Corp.	161,488	6,755,043
CME Group, Inc.	29,675	6,271,514
Mastercard, Inc. Class A	33,645	9,136,973
Visa, Inc. Class A	172,680	29,702,687

		51,866,217

Private Equity — 2.4%
KKR & Co., Inc. Class A	422,218	11,336,553

Real Estate Investment Trusts (REITS) — 0.9%
Crown Castle International Corp.	30,995	4,308,615

		67,511,385

Industrial — 2.7%
Packaging & Containers — 2.7%
Ball Corp.	172,089	12,529,800

Technology — 23.5%
Semiconductors — 2.2%
Applied Materials, Inc.	129,438	6,458,956
Texas Instruments, Inc.	29,700	3,838,428

		10,297,384

Software — 21.3%
Activision Blizzard, Inc.	70,600	3,736,152
Adobe, Inc. (a)	37,450	10,345,563
Atlassian Corp. PLC Class A (a)	24,400	3,060,736
Autodesk, Inc. (a)	44,434	6,562,902
Intuit, Inc.	23,300	6,196,402
Microsoft Corp.	212,974	29,609,775
salesforce.com, Inc. (a)	59,234	8,792,695
ServiceNow, Inc. (a)	64,300	16,322,555
Take-Two Interactive Software, Inc. (a)	58,463	7,327,752
Twilio, Inc. Class A (a)	26,600	2,924,936

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Workday, Inc. Class A (a)	23,700	$4,028,052

		98,907,520

		109,204,904

TOTAL COMMON STOCK (Cost $333,803,504)		452,692,258

TOTAL EQUITIES (Cost $333,803,504)		452,692,258

MUTUAL FUNDS — 1.9%
Diversified Financial Services — 1.9%
State Street Navigator Securities Lending Prime Portfolio (c)	9,026,523	9,026,523

TOTAL MUTUAL FUNDS (Cost $9,026,523)		9,026,523

TOTAL LONG-TERM INVESTMENTS (Cost $342,830,027)		461,718,781

	Principal Amount
SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreement — 2.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (d)	$12,420,319	12,420,319

TOTAL SHORT-TERM INVESTMENTS (Cost $12,420,319)		12,420,319

TOTAL INVESTMENTS —101.9% (Cost $355,250,346) (e)		474,139,100

Other Assets/(Liabilities) — (1.9)%		(9,009,971)

NET ASSETS — 100.0%		$465,129,129

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $8,833,627 or 1.90% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $12,420,647. Collateralized by U.S. Government Agency obligations with rates ranging from 2.000% – 2.500%, maturity dates ranging from 2/15/23 – 3/31/23, and an aggregate market value, including accrued interest, of $12,673,519.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 94.5%

COMMON STOCK — 94.5%
Basic Materials — 0.7%
Forest Products & Paper — 0.7%
Mondi PLC	36,209	$693,348

Consumer, Cyclical — 12.8%
Airlines — 1.5%
Southwest Airlines Co.	28,275	1,527,133

Auto Manufacturers — 1.7%
Honda Motor Co. Ltd. Sponsored ADR	37,151	968,898
PACCAR, Inc.	10,125	708,851

		1,677,749

Auto Parts & Equipment — 1.3%
Aptiv PLC	5,233	457,469
BorgWarner, Inc.	22,771	835,240

		1,292,709

Food Services — 0.9%
Sodexo SA	8,156	916,197

Home Builders — 1.7%
PulteGroup, Inc.	27,637	1,010,133
Thor Industries, Inc.	11,377	644,393

		1,654,526

Leisure Time — 0.9%
Carnival Corp.	21,088	921,757

Retail — 4.8%
Advance Auto Parts, Inc.	8,584	1,419,793
Genuine Parts Co.	10,720	1,067,605
MSC Industrial Direct Co., Inc. Class A	21,511	1,560,193
Target Corp.	6,998	748,156

		4,795,747

		12,785,818

Consumer, Non-cyclical — 17.0%
Foods — 5.7%
Conagra Brands, Inc.	27,937	857,107
The J.M. Smucker Co.	5,860	644,717
Kellogg Co.	8,552	550,321
Koninklijke Ahold Delhaize NV	40,935	1,024,008
Mondelez International, Inc. Class A	8,109	448,590
Orkla ASA	128,713	1,171,899
Sysco Corp.	12,980	1,030,612

		5,727,254

Health Care – Products — 5.5%
Henry Schein, Inc. (a)	13,410	851,535
Hologic, Inc. (a)	14,478	730,994
Siemens Healthineers AG (b)	22,914	901,467
Zimmer Biomet Holdings, Inc.	22,353	3,068,397

		5,552,393

	Number of Shares	Value
Health Care – Services — 2.6%
Quest Diagnostics, Inc.	14,623	$1,565,100
Universal Health Services, Inc. Class B	6,622	985,022

		2,550,122

Household Products & Wares — 0.9%
Kimberly-Clark Corp.	6,281	892,216

Pharmaceuticals — 2.3%
Cardinal Health, Inc.	27,625	1,303,624
McKesson Corp.	7,401	1,011,420

		2,315,044

		17,037,029

Energy — 3.8%
Oil & Gas — 2.1%
ConocoPhillips	13,554	772,307
Imperial Oil Ltd.	19,538	508,783
Noble Energy, Inc.	37,636	845,304

		2,126,394

Oil & Gas Services — 1.7%
Baker Hughes a GE Co.	40,247	933,730
Schlumberger Ltd.	22,433	766,536

		1,700,266

		3,826,660

Financial — 27.1%
Banks — 13.3%
BB&T Corp.	43,248	2,308,146
Comerica, Inc.	20,921	1,380,577
Commerce Bancshares, Inc.	18,456	1,119,356
First Hawaiian, Inc.	46,573	1,243,499
M&T Bank Corp.	7,637	1,206,417
Northern Trust Corp.	32,915	3,071,628
Prosperity Bancshares, Inc.	7,822	552,468
State Street Corp.	15,649	926,264
UMB Financial Corp.	12,509	807,831
Westamerica Bancorp.	10,679	664,020

		13,280,206

Diversified Financial Services — 1.5%
Ameriprise Financial, Inc.	10,474	1,540,725

Insurance — 5.9%
Aflac, Inc.	15,937	833,824
Arthur J Gallagher & Co.	2,965	265,575
Brown & Brown, Inc.	13,218	476,641
Chubb Ltd.	8,562	1,382,249
Globe Life, Inc. (a)	3,925	375,858
ProAssurance Corp.	24,346	980,414
Reinsurance Group of America, Inc. Class A	7,758	1,240,349
The Travelers Cos., Inc.	2,449	364,142

		5,919,052

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 5.4%
Empire State Realty Trust, Inc. Class A	51,453	$734,234
MGM Growth Properties LLC Class A	32,225	968,361
Piedmont Office Realty Trust, Inc. Class A	42,021	877,399
Welltower, Inc.	10,058	911,758
Weyerhaeuser Co.	70,103	1,941,853

		5,433,605

Savings & Loans — 1.0%
Capitol Federal Financial, Inc.	70,894	976,919

		27,150,507

Industrial — 17.5%
Aerospace & Defense — 0.7%
BAE Systems PLC	104,318	730,965

Building Materials — 1.4%
Johnson Controls International PLC	31,554	1,384,905

Electrical Components & Equipment — 5.0%
Emerson Electric Co.	29,659	1,983,001
Hubbell, Inc. Class B	17,028	2,237,479
Schneider Electric SE	9,328	818,070

		5,038,550

Electronics — 2.2%
nVent Electric PLC	56,218	1,239,045
TE Connectivity Ltd.	10,727	999,542

		2,238,587

Environmental Controls — 0.6%
Republic Services, Inc.	6,779	586,723

Machinery – Diversified — 1.7%
Atlas Copco AB Class B	15,712	426,341
Cummins, Inc.	7,615	1,238,732

		1,665,073

Miscellaneous – Manufacturing — 2.6%
Eaton Corp. PLC	12,226	1,016,592
IMI PLC	76,527	904,251
Textron, Inc.	13,125	642,600

		2,563,443

Packaging & Containers — 2.2%
Graphic Packaging Holding Co.	36,922	544,600
Packaging Corp. of America	9,694	1,028,533
Sonoco Products Co.	10,566	615,047

		2,188,180

Transportation — 1.1%
Heartland Express, Inc.	51,441	1,106,496

		17,502,922

	Number of Shares	Value
Technology — 5.4%
Computers — 0.7%
HP, Inc.	38,372	$725,998

Semiconductors — 3.7%
Applied Materials, Inc.	33,162	1,654,784
Maxim Integrated Products, Inc.	21,928	1,269,851
Microchip Technology, Inc.	8,562	795,495

		3,720,130

Software — 1.0%
Cerner Corp.	15,016	1,023,641

		5,469,769

Utilities — 10.2%
Electric — 8.2%
Ameren Corp.	13,230	1,059,061
Edison International	15,135	1,141,482
Eversource Energy	9,275	792,734
NorthWestern Corp.	15,518	1,164,626
Pinnacle West Capital Corp.	14,003	1,359,271
WEC Energy Group, Inc.	6,675	634,793
Xcel Energy, Inc.	31,826	2,065,189

		8,217,156

Gas — 2.0%
Atmos Energy Corp.	8,431	960,207
Spire, Inc.	11,682	1,019,138

		1,979,345

		10,196,501

TOTAL COMMON STOCK (Cost $89,189,153)		94,662,554

TOTAL EQUITIES (Cost $89,189,153)		94,662,554

MUTUAL FUNDS — 2.6%
Diversified Financial Services — 2.6%
iShares Russell Mid-Cap Value ETF	29,226	2,621,572

TOTAL MUTUAL FUNDS (Cost $2,501,417)		2,621,572

TOTAL LONG-TERM INVESTMENTS (Cost $91,690,570)		97,284,126

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 2.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (c)	$2,061,559	$2,061,559

TOTAL SHORT-TERM INVESTMENTS (Cost $2,061,559)		2,061,559

TOTAL INVESTMENTS — 99.2% (Cost $93,752,129) (d)		99,345,685

Other Assets/(Liabilities) — 0.8%		845,782

NET ASSETS — 100.0%		$100,191,467

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $901,467 or 0.90% of net assets.

(c)

Maturity value of $2,061,614. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $2,103,476.

(d)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.	12/30/19	USD	634,009	JPY	67,984,752	$1,112
Bank of America N.A.	12/30/19	JPY	4,020,373	USD	37,634	(207)
Credit Suisse International	12/31/19	USD	3,147,592	EUR	2,824,573	46,872
Goldman Sachs & Co.	12/30/19	USD	1,046,876	NOK	9,350,842	17,526
Goldman Sachs & Co.	12/30/19	USD	425,332	SEK	4,109,944	5,187
Goldman Sachs & Co.	12/30/19	SEK	486,678	USD	50,061	(309)
Goldman Sachs & Co.	12/30/19	NOK	230,753	USD	25,446	(44)
JP Morgan Chase Bank N.A.	12/31/19	USD	2,057,942	GBP	1,638,489	35,613
JP Morgan Chase Bank N.A.	12/31/19	GBP	52,885	USD	66,296	(1,022)
Morgan Stanley & Co. LLC	12/31/19	USD	457,733	CAD	607,329	(1,405)
Morgan Stanley & Co. LLC	12/31/19	CAD	16,607	USD	12,530	25

						$103,348

Currency Legend

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 97.4%

COMMON STOCK — 97.4%
Basic Materials — 5.3%
Chemicals — 3.3%
Orion Engineered Carbons SA	44,100	$736,911
PolyOne Corp.	26,846	876,522
Sensient Technologies Corp.	9,230	633,639
Stepan Co.	6,080	590,125

		2,837,197

Forest Products & Paper — 0.8%
Neenah, Inc.	10,250	667,480

Iron & Steel — 1.1%
Allegheny Technologies, Inc. (a)	46,159	934,720

Mining — 0.1%
Ferroglobe PLC	108,835	122,984
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	234,800	-

		122,984

		4,562,381

Communications — 1.1%
Telecommunications — 1.1%
Ciena Corp. (a)	24,518	961,841

Consumer, Cyclical — 9.9%
Apparel — 0.5%
Kontoor Brands, Inc. (a)	11,940	419,094

Auto Parts & Equipment — 3.3%
Adient PLC	45,274	1,039,491
American Axle & Manufacturing Holdings, Inc. (a)	98,990	813,698
Cooper Tire & Rubber Co.	14,750	385,270
Gentherm, Inc. (a)	13,150	540,268

		2,778,727

Distribution & Wholesale — 0.1%
ScanSource, Inc. (a)	3,770	115,173

Food Services — 1.2%
Aramark	22,970	1,001,033

Home Builders — 0.8%
TRI Pointe Group, Inc. (a)	47,780	718,611

Home Furnishing — 1.8%
Whirlpool Corp.	9,907	1,568,873

Office Furnishings — 0.7%
Steelcase, Inc. Class A	31,810	585,304

Retail — 0.3%
The Cato Corp. Class A	13,430	236,502

Storage & Warehousing — 1.2%
Mobile Mini, Inc.	28,528	1,051,542

		8,474,859

	Number of Shares	Value
Consumer, Non-cyclical — 12.0%
Agriculture — 1.3%
Darling Ingredients, Inc. (a)	58,695	$1,122,835

Beverages — 0.8%
C&C Group PLC	142,001	642,236

Commercial Services — 4.4%
AMN Healthcare Services, Inc. (a)	7,380	424,793
BrightView Holdings, Inc. (a)	14,960	256,564
CBIZ, Inc. (a)	8,200	192,700
Forrester Research, Inc.	11,527	370,478
FTI Consulting, Inc. (a)	1,810	191,842
Huron Consulting Group, Inc. (a)	14,220	872,255
ICF International, Inc.	6,580	555,812
Navigant Consulting, Inc.	25,030	699,588
Seacor Marine Holdings Inc. (a)	14,814	186,212

		3,750,244

Foods — 1.6%
Cranswick PLC	16,932	614,195
Post Holdings, Inc. (a)	5,090	538,725
SunOpta, Inc. (a) (d)	117,550	211,590

		1,364,510

Health Care – Products — 0.8%
Invacare Corp.	34,461	258,458
Natus Medical, Inc. (a)	7,700	245,168
Steris PLC	1,210	174,833

		678,459

Health Care – Services — 1.0%
Encompass Health Corp.	14,210	899,209

Household Products & Wares — 2.1%
Acco Brands Corp.	72,120	711,825
Helen of Troy Ltd. (a)	2,590	408,339
Spectrum Brands Holdings, Inc.	12,420	654,782

		1,774,946

		10,232,439

Energy — 3.1%
Oil & Gas — 2.2%
Callon Petroleum Co. (a) (d)	147,115	638,479
Carrizo Oil & Gas, Inc. (a) (d)	44,171	379,208
Kosmos Energy Ltd.	67,950	424,008
Magnolia Oil & Gas Corp. Class A (a) (d)	39,720	440,892

		1,882,587

Oil & Gas Services — 0.9%
Era Group, Inc. (a)	15,060	159,034
Thermon Group Holdings, Inc. (a)	27,840	639,763

		798,797

		2,681,384

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 23.6%
Banks — 8.0%
1st Source Corp.	8,730	$399,223
Atlantic Union Bankshares Corp.	16,850	627,578
First Midwest Bancorp, Inc.	28,670	558,492
Great Western Bancorp, Inc.	17,780	586,740
Hancock Whitney Corp.	17,870	684,332
International Bancshares Corp.	19,110	738,028
Prosperity Bancshares, Inc.	15,526	1,096,601
Synovus Financial Corp.	13,690	489,555
Texas Capital Bancshares, Inc. (a)	21,425	1,170,876
Webster Financial Corp.	11,400	534,318

		6,885,743

Diversified Financial Services — 1.4%
PRA Group, Inc. (a)	36,390	1,229,618

Insurance — 6.5%
Alleghany Corp. (a)	1,628	1,298,753
Assured Guaranty Ltd.	11,450	509,067
Kemper Corp.	7,870	613,467
MGIC Investment Corp.	99,353	1,249,861
Reinsurance Group of America, Inc. Class A	4,280	684,286
White Mountains Insurance Group Ltd.	1,090	1,177,200

		5,532,634

Real Estate — 1.0%
Alexander & Baldwin, Inc.	34,140	836,771

Real Estate Investment Trusts (REITS) — 5.2%
Brandywine Realty Trust	43,010	651,602
Corporate Office Properties Trust	26,700	795,126
DiamondRock Hospitality Co.	33,294	341,264
Physicians Realty Trust	49,750	883,062
PotlatchDeltic Corp.	14,133	580,654
RPT Realty	62,020	840,371
Summit Hotel Properties, Inc.	34,020	394,632

		4,486,711

Savings & Loans — 1.5%
Banc of California, Inc.	43,350	612,969
Northwest Bancshares, Inc.	39,950	654,780

		1,267,749

		20,239,226

Industrial — 30.9%
Aerospace & Defense — 1.5%
Astronics Corp. (a)	13,591	399,304
Barnes Group, Inc.	12,481	643,271
Park Aerospace Corp.	14,447	253,689

		1,296,264

Building Materials — 4.7%
American Woodmark Corp. (a)	9,430	838,421

	Number of Shares	Value
Gibraltar Industries, Inc. (a)	27,132	$1,246,444
Simpson Manufacturing Co., Inc.	20,165	1,398,846
Tyman PLC	193,344	572,908

		4,056,619

Electrical Components & Equipment — 2.1%
Belden, Inc.	17,860	952,653
Encore Wire Corp.	14,854	835,983

		1,788,636

Electronics — 4.1%
Coherent, Inc. (a)	2,750	422,730
FARO Technologies, Inc. (a)	17,656	853,668
II-VI, Inc. (a)	32,993	1,161,683
Vishay Intertechnology, Inc.	64,854	1,097,978

		3,536,059

Engineering & Construction — 1.4%
Mistras Group, Inc. (a)	4,470	73,308
Primoris Services Corp.	54,968	1,077,923

		1,151,231

Environmental Controls — 0.7%
Clean Harbors, Inc. (a)	8,110	626,092

Hand & Machine Tools — 1.8%
Colfax Corp. (a)	33,501	973,539
Luxfer Holdings PLC	36,372	566,676

		1,540,215

Machinery – Construction & Mining — 1.1%
Terex Corp.	35,432	920,169

Machinery – Diversified — 0.5%
Albany International Corp. Class A	3,020	272,283
SPX FLOW, Inc. (a)	3,670	144,818

		417,101

Metal Fabricate & Hardware — 3.3%
Mueller Industries, Inc.	31,780	911,450
TriMas Corp. (a)	39,080	1,197,802
Valmont Industries, Inc.	5,020	694,969

		2,804,221

Miscellaneous – Manufacturing — 4.1%
Actuant Corp. Class A	43,538	955,224
ESCO Technologies, Inc.	10,260	816,285
Federal Signal Corp.	52,788	1,728,279

		3,499,788

Packaging & Containers — 1.2%
Matthews International Corp. Class A	10,310	364,871
Sealed Air Corp.	16,320	677,443

		1,042,314

Transportation — 3.7%
Air Transport Services Group, Inc. (a)	49,006	1,030,106
Dorian LPG Ltd. (a)	26,637	275,959

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Forward Air Corp.	9,250	$589,410
Saia, Inc. (a)	3,940	369,178
Scorpio Tankers, Inc.	15,452	459,852
SEACOR Holdings, Inc. (a)	8,670	408,097

		3,132,602

Trucking & Leasing — 0.7%
GATX Corp.	8,100	627,993

		26,439,304

Technology — 9.7%
Computers — 2.1%
MTS Systems Corp.	14,639	808,805
WNS Holdings Ltd. ADR (a)	17,200	1,010,500

		1,819,305

Semiconductors — 6.3%
Brooks Automation, Inc.	45,055	1,668,387
Cohu, Inc.	41,219	556,663
CTS Corp.	16,050	519,378
Diodes, Inc. (a)	37,993	1,525,419
Photronics, Inc. (a)	63,854	694,731
Rudolph Technologies, Inc. (a)	15,890	418,860

		5,383,438

Software — 1.3%
Allscripts Healthcare Solutions, Inc. (a)	59,950	658,251
CDK Global, Inc.	9,100	437,619

		1,095,870

		8,298,613

Utilities — 1.8%
Gas — 1.8%
New Jersey Resources Corp.	6,510	294,382
Spire, Inc.	4,740	413,518
UGI Corp.	16,505	829,706

		1,537,606

		1,537,606

TOTAL COMMON STOCK (Cost $76,427,770)		83,427,653

TOTAL EQUITIES (Cost $76,427,770)		83,427,653

MUTUAL FUNDS — 1.7%
Diversified Financial Services — 1.7%
State Street Navigator Securities Lending Prime Portfolio (e)	1,461,402	1,461,402

TOTAL MUTUAL FUNDS (Cost $1,461,402)		1,461,402

TOTAL LONG-TERM INVESTMENTS (Cost $77,889,172)		84,889,055

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.8%
Repurchase Agreement — 3.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (f)	$3,260,308	$3,260,308

TOTAL SHORT-TERM INVESTMENTS (Cost $3,260,308)		3,260,308

TOTAL INVESTMENTS — 102.9% (Cost $81,149,480) (g)		88,149,363

Other Assets/(Liabilities) — (2.9)%		(2,456,814)

NET ASSETS — 100.0%		$85,692,549

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $0 or 0.00% of net assets.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $1,390,426 or 1.62% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $3,260,394. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $3,327,963.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 95.5%

COMMON STOCK — 95.5%
Basic Materials — 2.5%
Chemicals — 1.5%
Innophos Holdings, Inc.	26,882	$872,590
Minerals Technologies, Inc.	19,826	1,052,562
Orion Engineered Carbons SA	80,686	1,348,263

		3,273,415

Forest Products & Paper — 0.1%
Neenah, Inc.	3,164	206,040

Iron & Steel — 0.9%
Carpenter Technology Corp.	35,387	1,828,092

Mining — 0.0%
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	49,975	-

		5,307,547

Communications — 3.7%
Internet — 0.5%
Criteo SA Sponsored ADR (c)	63,081	1,178,984

Media — 0.9%
Entravision Communications Corp. Class A	217,787	692,563
Houghton Mifflin Harcourt Co. (c)	191,792	1,022,251
Townsquare Media, Inc. Class A	19,996	140,572

		1,855,386

Telecommunications — 2.3%
A10 Networks, Inc. (c)	219,973	1,526,613
Casa Systems, Inc. (c)	177,802	1,396,635
Extreme Networks, Inc. (c)	128,524	935,012
LogMeIn, Inc.	12,596	893,812

		4,752,072

		7,786,442

Consumer, Cyclical — 12.6%
Airlines — 1.6%
Hawaiian Holdings, Inc.	58,052	1,524,446
SkyWest, Inc.	32,686	1,876,176

		3,400,622

Apparel — 0.5%
Skechers U.S.A., Inc. Class A (c)	26,724	998,142

Auto Manufacturers — 0.6%
REV Group, Inc.	104,061	1,189,417

Auto Parts & Equipment — 1.2%
Cooper-Standard Holding, Inc. (c)	25,138	1,027,641
Dana, Inc.	100,318	1,448,592

		2,476,233

Home Builders — 1.2%
Taylor Morrison Home Corp. (c)	98,979	2,567,515

	Number of Shares	Value
Leisure Time — 0.9%
Callaway Golf Co.	71,273	$1,383,409
Camping World Holdings, Inc. Class A (d)	68,291	607,790

		1,991,199

Office Furnishings — 0.6%
Knoll, Inc.	46,979	1,190,918

Retail — 5.7%
Bloomin’ Brands, Inc.	62,672	1,186,381
BMC Stock Holdings, Inc. (c)	23,089	604,470
Citi Trends, Inc.	63,708	1,165,856
El Pollo Loco Holdings, Inc. (c)	119,803	1,313,041
Foundation Building Materials, Inc. (c)	23,204	359,430
GMS, Inc. (c)	7,068	202,993
MarineMax, Inc. (c)	21,277	329,368
MSC Industrial Direct Co., Inc. Class A	5,805	421,037
Papa John’s International, Inc. (d)	29,513	1,545,005
Penske Automotive Group, Inc.	18,368	868,439
Red Robin Gourmet Burgers, Inc. (c)	55,344	1,840,741
Regis Corp. (c)	71,422	1,444,153
Signet Jewelers Ltd.	44,372	743,675

		12,024,589

Textiles — 0.3%
UniFirst Corp.	2,736	533,848

		26,372,483

Consumer, Non-cyclical — 9.1%
Beverages — 0.8%
Cott Corp.	134,762	1,680,482

Commercial Services — 1.6%
The Brink’s Co.	12,604	1,045,502
Cass Information Systems, Inc.	1,099	59,335
EVERTEC, Inc.	14,697	458,840
Korn Ferry	14,501	560,319
Viad Corp.	18,764	1,260,002

		3,383,998

Foods — 3.1%
Fresh Del Monte Produce, Inc.	49,399	1,685,000
The Hain Celestial Group, Inc. (c)	110,834	2,380,160
Nomad Foods Ltd. (c)	101,028	2,071,074
Weis Markets, Inc.	7,944	302,984

		6,439,218

Health Care – Products — 0.3%
Patterson Cos., Inc.	30,776	548,428

Health Care – Services — 2.2%
ICON PLC (c)	10,579	1,558,710
Molina Healthcare, Inc. (c)	12,127	1,330,575

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Providence Service Corp. (c)	17,839	$1,060,707
WellCare Health Plans, Inc. (c)	2,478	642,223

		4,592,215

Household Products & Wares — 0.7%
Spectrum Brands Holdings, Inc.	26,716	1,408,468

Pharmaceuticals — 0.4%
Premier, Inc. Class A (c)	32,993	954,158

		19,006,967

Energy — 4.4%
Oil & Gas — 1.6%
Callon Petroleum Co. (c) (d)	57,210	248,291
Centennial Resource Development, Inc. Class A (c)	47,676	215,257
Earthstone Energy, Inc. Class A (c)	36,231	117,751
Magnolia Oil & Gas Corp. Class A (c) (d)	44,248	491,153
Oasis Petroleum, Inc. (c)	172,334	596,276
Parsley Energy, Inc. Class A	13,742	230,866
QEP Resources, Inc.	141,329	522,917
SM Energy Co.	71,046	688,436
WPX Energy, Inc. (c)	21,487	227,547

		3,338,494

Oil & Gas Services — 2.8%
C&J Energy Services, Inc. (c)	13,187	141,496
Dril-Quip, Inc. (c)	28,743	1,442,324
Helix Energy Solutions Group, Inc. (c)	129,252	1,041,771
Liberty Oilfield Services, Inc. Class A (d)	8,556	92,661
MRC Global, Inc. (c)	85,124	1,032,554
NCS Multistage Holdings, Inc. (c)	75,648	151,296
Oil States International, Inc. (c)	56,099	746,117
Patterson-UTI Energy, Inc.	87,144	745,081
RPC, Inc. (d)	85,642	480,452

		5,873,752

		9,212,246

Financial — 38.7%
Banks — 17.7%
1st Source Corp.	25,083	1,147,046
Ameris Bancorp	6,520	262,365
Associated Banc-Corp.	81,270	1,645,718
Bank of Marin Bancorp	20,786	862,411
Bank OZK	7,907	215,624
BankUnited, Inc.	103,895	3,492,950
CrossFirst Bankshares, Inc. (c)	36,591	523,434
First Hawaiian, Inc.	44,352	1,184,198
Heritage Financial Corp.	69,562	1,875,392
Hilltop Holdings, Inc.	20,534	490,557
Home BancShares, Inc.	85,569	1,608,269
IBERIABANK Corp.	28,348	2,141,408

	Number of Shares	Value
Independent Bank Group, Inc.	47,908	$2,520,440
LegacyTexas Financial Group, Inc.	9,668	420,848
Origin Bancorp, Inc.	23,300	786,142
Sandy Spring Bancorp, Inc.	52,899	1,783,225
Signature Bank	9,288	1,107,315
South State Corp.	5,136	386,741
Synovus Financial Corp.	51,338	1,835,847
Texas Capital Bancshares, Inc. (c)	53,613	2,929,950
Towne Bank	13,926	387,212
TriCo Bancshares	41,956	1,523,003
UMB Financial Corp.	16,812	1,085,719
Umpqua Holdings Corp.	109,797	1,807,259
Valley National Bancorp	149,879	1,629,185
Webster Financial Corp.	37,892	1,775,998
Zions Bancorp NA	38,915	1,732,496

		37,160,752

Diversified Financial Services — 0.5%
Ares Management Corp. Class A	14,673	393,383
Deluxe Corp.	14,594	717,441

		1,110,824

Insurance — 6.4%
AMERISAFE, Inc.	8,651	571,917
Axis Capital Holdings Ltd.	22,518	1,502,401
Essent Group Ltd.	36,708	1,749,870
First American Financial Corp.	18,688	1,102,779
The Hanover Insurance Group, Inc.	3,322	450,264
James River Group Holdings Ltd.	11,350	581,574
Kemper Corp.	24,127	1,880,700
ProAssurance Corp.	37,470	1,508,917
ProSight Global, Inc. (c)	11,649	225,524
RenaissanceRe Holdings Ltd.	3,366	651,153
Selective Insurance Group, Inc.	22,162	1,666,361
State Auto Financial Corp.	28,220	914,046
White Mountains Insurance Group Ltd.	445	480,600

		13,286,106

Investment Companies — 0.9%
Compass Diversified Holdings (e)	89,431	1,762,685

Real Estate Investment Trusts (REITS) — 10.9%
Armada Hoffler Properties, Inc.	78,564	1,421,223
Brandywine Realty Trust	60,854	921,938
CareTrust REIT, Inc.	8,042	189,027
City Office REIT, Inc.	140,450	2,021,075
Community Healthcare Trust, Inc.	3,854	171,696
Cousins Properties, Inc.	65,466	2,460,867
Easterly Government Properties, Inc.	58,903	1,254,634
Empire State Realty Trust, Inc. Class A	114,863	1,639,095
Highwoods Properties, Inc.	6,034	271,168
Independence Realty Trust, Inc.	161,200	2,306,772
Kite Realty Group Trust	61,910	999,846

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lexington Realty Trust	29,294	$300,264
National Health Investors, Inc.	4,954	408,160
National Storage Affiliates Trust	64,816	2,162,910
Physicians Realty Trust	25,122	445,916
RLJ Lodging Trust	104,865	1,781,656
Sabra Health Care REIT, Inc.	17,396	399,412
STAG Industrial, Inc.	84,258	2,483,926
Summit Hotel Properties, Inc.	31,929	370,376
Urstadt Biddle Properties, Inc. Class A	8,457	200,431
Weingarten Realty Investors	21,937	639,025

		22,849,417

Savings & Loans — 2.3%
Pacific Premier Bancorp, Inc.	17,099	533,318
Sterling Bancorp	101,328	2,032,640
WSFS Financial Corp.	52,056	2,295,669

		4,861,627

		81,031,411

Industrial — 13.6%
Aerospace & Defense — 0.8%
AAR Corp.	41,510	1,710,627

Building Materials — 1.0%
Gibraltar Industries, Inc. (c)	639	29,356
Masonite International Corp. (c)	27,796	1,612,168
Tecnoglass, Inc.	52,316	425,329

		2,066,853

Electrical Components & Equipment — 1.7%
Belden, Inc.	32,252	1,720,322
EnerSys	23,566	1,553,942
Graham Corp.	8,552	169,843

		3,444,107

Electronics — 1.6%
Advanced Energy Industries, Inc. (c)	3,388	194,505
Avnet, Inc.	6,597	293,468
Coherent, Inc. (c)	4,521	694,968
II-VI, Inc. (c)	12,006	422,731
Tech Data Corp. (c)	3,552	370,260
TTM Technologies, Inc. (c)	110,034	1,341,865

		3,317,797

Engineering & Construction — 1.3%
Dycom Industries, Inc. (c)	8,605	439,285
Primoris Services Corp.	64,929	1,273,258
Tutor Perini Corp. (c)	69,885	1,001,452

		2,713,995

Environmental Controls — 0.2%
CECO Environmental Corp. (c)	43,365	302,904
Charah Solutions, Inc. (c)	88,089	186,749

		489,653

	Number of Shares	Value
Hand & Machine Tools — 1.4%
Colfax Corp. (c)	17,635	$512,473
Kennametal, Inc.	46,673	1,434,728
Regal Beloit Corp.	13,660	995,131

		2,942,332

Machinery – Construction & Mining — 0.4%
Terex Corp.	32,229	836,987

Machinery – Diversified — 0.5%
Cactus, Inc. Class A (c)	10,071	291,455
DXP Enterprises, Inc. (c)	7,546	261,997
Hurco Cos., Inc.	8,552	275,118
Mueller Water Products, Inc. Class A	25,652	288,328

		1,116,898

Metal Fabricate & Hardware — 0.7%
The Timken Co.	28,174	1,225,851
Valmont Industries, Inc.	1,576	218,181

		1,444,032

Miscellaneous – Manufacturing — 0.9%
EnPro Industries, Inc.	7,511	515,630
Trinseo SA	33,270	1,428,947

		1,944,577

Packaging & Containers — 2.0%
Graphic Packaging Holding Co.	204,235	3,012,466
Silgan Holdings, Inc.	38,661	1,161,183

		4,173,649

Transportation — 1.1%
Air Transport Services Group, Inc. (c)	27,980	588,140
Atlas Air Worldwide Holdings, Inc. (c)	15,698	396,061
Covenant Transportation Group, Inc. Class A (c)	35,964	591,248
Hub Group, Inc. Class A (c)	16,281	757,066

		2,332,515

		28,534,022

Technology — 9.1%
Computers — 3.1%
NCR Corp. (c)	68,236	2,153,528
NetScout Systems, Inc. (c)	62,156	1,433,317
Presidio, Inc.	21,014	355,137
Unisys Corp. (c)	172,065	1,278,443
WNS Holdings Ltd. ADR (c)	22,862	1,343,143

		6,563,568

Semiconductors — 3.3%
Cypress Semiconductor Corp.	18,790	438,559
Kulicke & Soffa Industries, Inc.	124,961	2,934,084
Magnachip Semiconductor Corp. (c) (d)	136,220	1,381,271

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MaxLinear, Inc. (c)	61,161	$1,368,783
Nanometrics, Inc. (c)	23,991	782,586

		6,905,283

Software — 2.7%
CommVault Systems, Inc. (c)	30,578	1,367,142
Donnelley Financial Solutions, Inc. (c)	82,830	1,020,466
InnerWorkings, Inc. (c)	103,559	458,766
Sapiens International Corp. NV	6,197	121,709
Teradata Corp. (c)	42,679	1,323,049
Verint Systems, Inc. (c)	31,255	1,337,089

		5,628,221

		19,097,072

Utilities — 1.8%
Electric — 1.8%
Black Hills Corp.	22,666	1,739,162
PNM Resources, Inc.	38,874	2,024,558

		3,763,720

		3,763,720

TOTAL COMMON STOCK (Cost $198,838,666)		200,111,910

TOTAL EQUITIES (Cost $198,838,666)		200,111,910

MUTUAL FUNDS — 2.1%
Diversified Financial Services — 2.1%
State Street Navigator Securities Lending Prime Portfolio (f)	4,418,710	4,418,710

TOTAL MUTUAL FUNDS (Cost $4,418,710)		4,418,710

TOTAL LONG-TERM INVESTMENTS (Cost $203,257,376)		204,530,620

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.8%
Repurchase Agreement — 3.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (g)	$7,836,031	$7,836,031

TOTAL SHORT-TERM INVESTMENTS (Cost $7,836,031)		7,836,031

TOTAL INVESTMENTS — 101.4% (Cost $211,093,407) (h)		212,366,651

Other Assets/(Liabilities) — (1.4)%		(2,903,681)

NET ASSETS — 100.0%		$209,462,970

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $0 or 0.00% of net assets.
(c)	Non-income producing security.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $4,289,287 or 2.05% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(e)	Security is a Master Limited Partnership.
(f)	Represents investment of security lending collateral. (Note 2).
(g)

Maturity value of $7,836,238. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/31/23, and an aggregate market value, including accrued interest, of $7,995,822.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 99.5%

COMMON STOCK — 99.5%
Basic Materials — 4.6%
Chemicals — 2.6%
Ashland Global Holdings, Inc.	16,134	$1,243,126
Cabot Corp.	15,396	697,747
The Chemours Co.	43,167	644,915
Ingevity Corp. (a)	11,152	946,136
Minerals Technologies, Inc.	9,339	495,807
NewMarket Corp.	1,968	929,073
Olin Corp.	43,768	819,337
PolyOne Corp.	20,482	668,737
RPM International, Inc.	34,555	2,377,729
Sensient Technologies Corp.	11,280	774,372
Valvoline, Inc.	50,154	1,104,893
Versum Materials, Inc.	29,106	1,540,581

		12,242,453

Forest Products & Paper — 0.1%
Domtar Corp.	16,514	591,366

Iron & Steel — 1.3%
Allegheny Technologies, Inc. (a)	33,575	679,894
Carpenter Technology Corp.	12,730	657,632
Commercial Metals Co.	31,407	545,854
Reliance Steel & Aluminum Co.	17,764	1,770,360
Steel Dynamics, Inc.	58,507	1,743,509
United States Steel Corp. (b)	45,101	520,916

		5,918,165

Mining — 0.6%
Compass Minerals International, Inc.	9,089	513,437
Royal Gold, Inc.	17,465	2,151,863

		2,665,300

		21,417,284

Communications — 3.8%
Internet — 0.8%
Etsy, Inc. (a)	32,088	1,812,972
GrubHub, Inc. (a)	24,332	1,367,702
Yelp, Inc. (a)	17,209	598,013

		3,778,687

Media — 1.9%
AMC Networks, Inc. Class A (a)	11,753	577,777
Cable One, Inc.	1,338	1,678,789
FactSet Research Systems, Inc.	10,192	2,476,350
John Wiley & Sons, Inc. Class A	11,721	515,021
Meredith Corp.	10,727	393,252
The New York Times Co. Class A	38,282	1,090,271
TEGNA, Inc.	57,703	896,128
World Wrestling Entertainment, Inc. Class A (b)	12,667	901,257

		8,528,845

	Number of Shares	Value
Telecommunications — 1.1%
Ciena Corp. (a)	41,320	$1,620,983
InterDigital, Inc.	8,257	433,245
LogMeIn, Inc.	13,165	934,188
Plantronics, Inc.	8,703	324,796
Telephone & Data Systems, Inc.	25,975	670,155
ViaSat, Inc. (a)	15,349	1,156,087

		5,139,454

		17,446,986

Consumer, Cyclical — 13.3%
Airlines — 0.3%
JetBlue Airways Corp. (a)	78,918	1,321,877

Apparel — 0.8%
Carter’s, Inc.	11,917	1,086,949
Deckers Outdoor Corp. (a)	7,694	1,133,788
Skechers U.S.A., Inc. Class A (a)	35,628	1,330,706

		3,551,443

Auto Parts & Equipment — 0.6%
Adient PLC	23,183	532,282
Dana, Inc.	38,305	553,124
Delphi Technologies PLC	23,607	316,334
The The Goodyear Tire & Rubber Co.	61,888	891,496
Visteon Corp. (a)	7,428	613,107

		2,906,343

Distribution & Wholesale — 1.1%
KAR Auction Services, Inc.	35,569	873,219
Pool Corp.	10,634	2,144,878
Resideo Technologies, Inc. (a)	32,686	469,044
Watsco, Inc.	8,720	1,475,249

		4,962,390

Entertainment — 1.9%
Churchill Downs, Inc.	9,491	1,171,711
Cinemark Holdings, Inc.	28,390	1,096,990
Eldorado Resorts, Inc. (a)	17,396	693,579
International Speedway Corp. Class A	6,319	284,418
Live Nation Entertainment, Inc. (a)	37,036	2,456,968
Marriott Vacations Worldwide Corp.	10,317	1,068,944
Penn National Gaming, Inc. (a)	29,285	545,433
Scientific Games Corp. Class A (a)	14,366	292,348
Six Flags Entertainment Corp.	20,897	1,061,359

		8,671,750

Home Builders — 0.8%
KB Home	22,737	773,058
Thor Industries, Inc.	14,660	830,342
Toll Brothers, Inc.	34,398	1,412,038
TRI Pointe Group, Inc. (a)	37,836	569,054

		3,584,492

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Furnishing — 0.2%
Tempur Sealy International, Inc. (a)	12,261	$946,549

Housewares — 0.7%
The Scotts Miracle-Gro Co.	10,483	1,067,379
The Toro Co.	28,401	2,081,793

		3,149,172

Leisure Time — 0.5%
Brunswick Corp.	22,833	1,190,056
Polaris, Inc.	15,305	1,346,993

		2,537,049

Lodging — 1.0%
Boyd Gaming Corp.	21,433	513,320
Caesars Entertainment Corp. (a)	148,035	1,726,088
Wyndham Destinations, Inc.	24,568	1,130,619
Wyndham Hotels & Resorts, Inc.	25,683	1,328,839

		4,698,866

Office Furnishings — 0.2%
Herman Miller, Inc.	15,735	725,226
HNI Corp.	11,225	398,488

		1,123,714

Retail — 5.0%
American Eagle Outfitters, Inc.	42,283	685,829
AutoNation, Inc. (a)	15,602	791,021
Bed Bath & Beyond, Inc. (b)	34,000	361,760
Brinker International, Inc. (b)	10,063	429,388
Casey’s General Stores, Inc.	9,792	1,578,079
The Cheesecake Factory, Inc.	10,833	451,519
Cracker Barrel Old Country Store, Inc. (b)	6,406	1,041,936
Dick’s Sporting Goods, Inc.	17,541	715,848
Dillard’s, Inc. Class A (b)	2,717	179,621
Domino’s Pizza, Inc.	10,983	2,686,332
Dunkin’ Brands Group, Inc.	22,032	1,748,460
FirstCash, Inc.	11,442	1,048,888
Five Below, Inc. (a)	14,826	1,869,559
Foot Locker, Inc.	29,215	1,260,919
Jack in the Box, Inc.	6,876	626,541
MSC Industrial Direct Co., Inc. Class A	11,975	868,547
Nu Skin Enterprises, Inc. Class A	14,792	629,104
Ollie’s Bargain Outlet Holdings, Inc. (a)	14,565	854,092
Papa John’s International, Inc. (b)	5,791	303,159
Sally Beauty Holdings, Inc. (a)	32,262	480,381
Texas Roadhouse, Inc.	17,419	914,846
Urban Outfitters, Inc. (a)	18,971	532,895
The Wendy’s Co.	49,015	979,320
Williams-Sonoma, Inc.	20,828	1,415,887
World Fuel Services Corp.	17,407	695,236

		23,149,167

	Number of Shares	Value
Toys, Games & Hobbies — 0.2%
Mattel, Inc. (a) (b)	92,032	$1,048,245

		61,651,057

Consumer, Non-cyclical — 15.3%
Beverages — 0.2%
The Boston Beer Co., Inc. Class A (a)	2,447	890,904

Biotechnology — 1.0%
Bio-Rad Laboratories, Inc. Class A (a)	5,728	1,905,935
Exelixis, Inc. (a)	80,688	1,426,967
Ligand Pharmaceuticals, Inc. (a) (b)	5,063	503,971
United Therapeutics Corp. (a)	11,678	931,321

		4,768,194

Commercial Services — 3.9%
Aaron’s, Inc.	17,987	1,155,845
Adtalem Global Education, Inc. (a)	14,624	557,028
ASGN, Inc. (a)	14,096	886,075
Avis Budget Group, Inc. (a)	15,565	439,867
The Brink’s Co.	13,319	1,104,811
CoreLogic, Inc. (a)	21,346	987,679
Graham Holdings Co. Class B	1,159	768,939
Green Dot Corp. Class A (a)	12,832	324,008
Healthcare Services Group, Inc.	19,855	482,278
HealthEquity, Inc. (a)	18,727	1,070,154
Insperity, Inc.	10,251	1,010,954
Liveramp Holdings, Inc. (a)	18,015	773,924
ManpowerGroup, Inc.	15,950	1,343,628
Sabre Corp.	72,905	1,632,707
Service Corp. International	48,581	2,322,658
Sotheby’s (a)	8,688	495,042
WEX, Inc. (a)	11,527	2,329,261
WW International, Inc. (a)	12,365	467,644

		18,152,502

Cosmetics & Personal Care — 0.1%
Edgewell Personal Care Co. (a)	14,508	471,365

Foods — 1.9%
Flowers Foods, Inc.	51,338	1,187,448
The Hain Celestial Group, Inc. (a)	21,376	459,050
Ingredion, Inc.	17,784	1,453,664
Lancaster Colony Corp.	5,229	725,001
Pilgrim’s Pride Corp. (a)	13,962	447,412
Post Holdings, Inc. (a)	18,301	1,936,978
Sanderson Farms, Inc.	5,239	792,818
Sprouts Farmers Market, Inc. (a)	31,687	612,826
Tootsie Roll Industries, Inc. (b)	4,508	167,427
TreeHouse Foods, Inc. (a)	14,973	830,253

		8,612,877

Health Care – Products — 4.8%
Avanos Medical, Inc. (a)	12,724	476,641
Bio-Techne Corp.	10,143	1,984,681

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cantel Medical Corp.	9,754	$729,599
Globus Medical, Inc. Class A (a)	20,419	1,043,819
Haemonetics Corp. (a)	13,526	1,706,170
Hill-Rom Holdings, Inc.	17,804	1,873,515
ICU Medical, Inc. (a)	5,120	817,152
Integra LifeSciences Holdings Corp. (a)	18,912	1,136,044
LivaNova PLC (a)	12,890	951,153
Masimo Corp. (a)	13,072	1,944,983
NuVasive, Inc. (a)	13,865	878,764
Patterson Cos., Inc.	22,893	407,953
Penumbra, Inc. (a) (b)	8,527	1,146,796
Repligen Corp. (a)	12,353	947,351
Steris PLC	22,565	3,260,417
West Pharmaceutical Services, Inc.	19,650	2,786,763

		22,091,801

Health Care – Services — 2.7%
Acadia Healthcare Co., Inc. (a)	23,575	732,711
Amedisys, Inc. (a)	8,571	1,122,887
Catalent, Inc. (a)	38,899	1,853,926
Charles River Laboratories International, Inc. (a)	13,008	1,721,869
Chemed Corp.	4,242	1,771,332
Encompass Health Corp.	26,275	1,662,682
MEDNAX, Inc. (a)	22,404	506,778
Molina Healthcare, Inc. (a)	16,705	1,832,873
Syneos Health, Inc. (a)	16,451	875,358
Tenet Healthcare Corp. (a)	27,550	609,406

		12,689,822

Household Products & Wares — 0.2%
Helen of Troy Ltd. (a)	6,687	1,054,272
Spectrum Brands Holdings, Inc. (f)	1,678	88,475

		1,142,747

Pharmaceuticals — 0.5%
PRA Health Sciences, Inc. (a)	16,733	1,660,415
Prestige Consumer Healthcare, Inc. (a)	13,372	463,875

		2,124,290

		70,944,502

Energy — 2.5%
Energy – Alternate Sources — 0.2%
First Solar, Inc. (a)	20,212	1,172,498

Oil & Gas — 1.5%
Chesapeake Energy Corp. (a) (b)	300,215	423,303
CNX Resources Corp. (a)	49,905	362,310
EQT Corp.	68,015	723,680
Matador Resources Co. (a)	29,335	484,908
Murphy Oil Corp.	41,031	907,195
Murphy USA, Inc. (a)	8,000	682,400
Oasis Petroleum, Inc. (a)	77,087	266,721

	Number of Shares	Value
PBF Energy, Inc. Class A	27,133	$737,746
Southwestern Energy Co. (a)	145,432	280,684
Transocean Ltd. (a)	153,059	684,174
WPX Energy, Inc. (a)	112,468	1,191,036

		6,744,157

Oil & Gas Services — 0.5%
Apergy Corp. (a)	20,602	557,284
Core Laboratories NV (b)	11,805	550,349
NOW, Inc. (a)	29,175	334,637
Oceaneering International, Inc. (a)	26,596	360,376
Patterson-UTI Energy, Inc.	53,893	460,785

		2,263,431

Pipelines — 0.3%
Antero Midstream Corp. (b)	68,810	509,194
Equitrans Midstream Corp.	54,312	790,240

		1,299,434

		11,479,520

Financial — 27.4%
Banks — 6.7%
Associated Banc-Corp.	43,215	875,104
BancorpSouth Bank	24,722	732,018
Bank of Hawaii Corp.	10,833	930,880
Bank OZK	32,197	878,012
Cathay General Bancorp	20,190	701,300
Commerce Bancshares, Inc.	26,331	1,596,975
Cullen/Frost Bankers, Inc.	15,195	1,345,517
East West Bancorp, Inc.	38,772	1,717,212
F.N.B. Corp.	86,549	997,910
First Financial Bankshares, Inc.	36,153	1,204,979
First Horizon National Corp.	83,251	1,348,666
Fulton Financial Corp.	44,277	716,402
Hancock Whitney Corp.	24,160	925,207
Home BancShares, Inc.	41,432	778,714
International Bancshares Corp.	15,380	593,976
PacWest Bancorp	31,500	1,144,710
Pinnacle Financial Partners, Inc.	19,265	1,093,289
Prosperity Bancshares, Inc.	18,401	1,299,663
Signature Bank	14,581	1,738,347
Synovus Financial Corp.	41,108	1,470,022
TCF Financial Corp.	40,875	1,556,111
Texas Capital Bancshares, Inc. (a)	13,386	731,545
Trustmark Corp.	17,153	585,089
UMB Financial Corp.	11,501	742,735
Umpqua Holdings Corp.	58,679	965,856
United Bankshares, Inc.	27,152	1,028,246
Valley National Bancorp	88,403	960,941
Webster Financial Corp.	24,550	1,150,659
Wintrust Financial Corp.	15,099	975,848

		30,785,933

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 2.8%
Deluxe Corp.	11,435	$562,145
Eaton Vance Corp.	30,105	1,352,618
Evercore, Inc. Class A	10,621	850,742
Federated Investors, Inc. Class B	25,604	829,826
Interactive Brokers Group, Inc. Class A	20,502	1,102,598
Janus Henderson Group PLC	42,364	951,495
Jefferies Financial Group, Inc.	67,128	1,235,155
Legg Mason, Inc.	21,715	829,296
LendingTree, Inc. (a) (b)	2,047	635,450
Navient Corp.	53,992	691,098
SEI Investments Co.	33,798	2,002,700
SLM Corp.	113,569	1,002,246
Stifel Financial Corp.	18,530	1,063,251

		13,108,620

Insurance — 5.8%
Alleghany Corp. (a)	3,844	3,066,589
American Financial Group, Inc.	19,889	2,145,029
Brighthouse Financial, Inc. (a)	29,671	1,200,785
Brown & Brown, Inc.	62,198	2,242,860
CNO Financial Group, Inc.	41,464	656,375
First American Financial Corp.	29,864	1,762,275
Genworth Financial, Inc. Class A (a)	135,529	596,328
The Hanover Insurance Group, Inc.	10,539	1,428,456
Kemper Corp.	16,678	1,300,050
Mercury General Corp.	7,224	403,677
Old Republic International Corp.	75,919	1,789,411
Primerica, Inc.	11,155	1,419,251
Reinsurance Group of America, Inc. Class A	16,717	2,672,714
RenaissanceRe Holdings Ltd.	11,765	2,275,939
Selective Insurance Group, Inc.	15,815	1,189,130
W.R. Berkley Corp.	38,553	2,784,683

		26,933,552

Real Estate — 0.5%
Alexander & Baldwin, Inc.	18,205	446,204
Jones Lang LaSalle, Inc.	13,727	1,908,877

		2,355,081

Real Estate Investment Trusts (REITS) — 10.9%
American Campus Communities, Inc.	36,605	1,759,968
Brixmor Property Group, Inc.	79,361	1,610,235
Camden Property Trust	25,800	2,864,058
CoreCivic, Inc.	31,953	552,148
CoreSite Realty Corp.	9,827	1,197,420
Corporate Office Properties Trust	29,814	887,861
Cousins Properties, Inc.	38,901	1,462,289
CyrusOne, Inc.	30,150	2,384,865
Douglas Emmett, Inc.	43,840	1,877,667
EastGroup Properties, Inc.	10,045	1,255,826

	Number of Shares	Value
EPR Properties	20,588	$1,582,394
First Industrial Realty Trust, Inc.	33,702	1,333,251
The GEO Group, Inc.	32,519	563,879
Healthcare Realty Trust, Inc.	34,433	1,153,505
Highwoods Properties, Inc.	27,631	1,241,737
JBG SMITH Properties	31,441	1,232,802
Kilroy Realty Corp.	24,748	1,927,622
Lamar Advertising Co. Class A	22,900	1,876,197
Liberty Property Trust	42,040	2,157,913
Life Storage, Inc.	12,430	1,310,246
Mack-Cali Realty Corp.	24,088	521,746
Medical Properties Trust, Inc.	119,221	2,331,963
National Retail Properties, Inc.	45,727	2,579,003
Omega Healthcare Investors, Inc.	57,696	2,411,116
Park Hotels & Resorts, Inc.	63,872	1,594,884
Pebblebrook Hotel Trust	34,790	967,858
PotlatchDeltic Corp.	17,887	734,887
PS Business Parks, Inc.	5,337	971,067
Rayonier, Inc.	34,525	973,605
Sabra Health Care REIT, Inc.	50,484	1,159,113
Senior Housing Properties Trust	63,298	585,823
Service Properties Trust	43,825	1,130,247
Spirit Realty Capital, Inc.	24,011	1,149,166
Tanger Factory Outlet Centers, Inc. (b)	24,893	385,344
Taubman Centers, Inc.	16,294	665,284
Uniti Group, Inc.	50,746	394,043
Urban Edge Properties	30,631	606,187
Weingarten Realty Investors	32,102	935,131

		50,328,350

Savings & Loans — 0.7%
New York Community Bancorp, Inc.	124,495	1,562,412
Sterling Bancorp	54,658	1,096,439
Washington Federal, Inc.	21,132	781,673

		3,440,524

		126,952,060

Industrial — 19.3%
Aerospace & Defense — 0.7%
Teledyne Technologies, Inc. (a)	9,690	3,120,083

Building Materials — 1.9%
Eagle Materials, Inc.	11,193	1,007,482
Lennox International, Inc.	9,388	2,281,002
Louisiana-Pacific Corp.	32,962	810,206
MDU Resources Group, Inc.	53,035	1,495,056
Owens Corning	28,974	1,831,157
Trex Co., Inc. (a)	15,562	1,415,053

		8,839,956

Electrical Components & Equipment — 1.8%
Acuity Brands, Inc.	10,628	1,432,548
Belden, Inc.	10,285	548,602

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energizer Holdings, Inc.	17,063	$743,606
EnerSys	11,311	745,847
Hubbell, Inc. Class B	14,495	1,904,643
Littelfuse, Inc.	6,550	1,161,380
Universal Display Corp.	11,294	1,896,263

		8,432,889

Electronics — 3.7%
Arrow Electronics, Inc. (a)	22,145	1,651,574
Avnet, Inc.	27,615	1,228,453
Coherent, Inc. (a)	6,388	981,963
Gentex Corp.	67,859	1,868,498
II-VI, Inc. (a)	23,012	810,253
Jabil, Inc.	37,074	1,326,137
National Instruments Corp.	31,625	1,327,934
nVent Electric PLC	41,446	913,470
SYNNEX Corp.	10,884	1,228,804
Tech Data Corp. (a)	9,485	988,716
Trimble, Inc. (a)	67,074	2,603,142
Vishay Intertechnology, Inc.	35,239	596,596
Woodward, Inc.	14,993	1,616,695

		17,142,235

Engineering & Construction — 1.4%
AECOM (a)	41,988	1,577,069
Dycom Industries, Inc. (a)	8,457	431,730
EMCOR Group, Inc.	14,943	1,286,891
Fluor Corp.	37,246	712,516
Granite Construction, Inc.	12,562	403,617
KBR, Inc.	37,713	925,477
MasTec, Inc. (a)	16,052	1,042,257

		6,379,557

Environmental Controls — 0.8%
Clean Harbors, Inc. (a)	13,688	1,056,714
Stericycle, Inc. (a)	24,271	1,236,122
Tetra Tech, Inc.	14,561	1,263,312

		3,556,148

Hand & Machine Tools — 1.0%
Colfax Corp. (a)	22,242	646,353
Kennametal, Inc.	21,949	674,712
Lincoln Electric Holdings, Inc.	16,457	1,427,809
MSA Safety, Inc.	9,475	1,033,817
Regal Beloit Corp.	11,168	813,589

		4,596,280

Machinery – Construction & Mining — 0.4%
Oshkosh Corp.	18,220	1,381,076
Terex Corp.	17,435	452,787

		1,833,863

Machinery – Diversified — 2.2%
AGCO Corp.	16,855	1,275,923
Cognex Corp.	45,461	2,233,499
Crane Co.	13,572	1,094,310

	Number of Shares	Value
Curtiss-Wright Corp.	11,378	$1,471,972
Graco, Inc.	44,442	2,046,110
Nordson Corp.	13,629	1,993,378

		10,115,192

Metal Fabricate & Hardware — 0.4%
The Timken Co.	18,223	792,883
Valmont Industries, Inc.	5,753	796,445
Worthington Industries, Inc.	9,873	355,921

		1,945,249

Miscellaneous – Manufacturing — 1.9%
AptarGroup, Inc.	17,012	2,015,071
Axon Enterprise, Inc. (a)	15,781	896,045
Carlisle Cos., Inc.	15,079	2,194,598
Donaldson Co., Inc.	33,974	1,769,366
ITT, Inc.	23,440	1,434,294
Trinity Industries, Inc.	27,228	535,847

		8,845,221

Packaging & Containers — 0.6%
Greif, Inc. Class A	7,054	267,276
Owens-Illinois, Inc.	41,405	425,230
Silgan Holdings, Inc.	20,779	624,097
Sonoco Products Co.	26,687	1,553,450

		2,870,053

Transportation — 2.4%
Genesee & Wyoming, Inc. Class A (a)	15,074	1,665,828
Kirby Corp. (a)	15,951	1,310,534
Knight-Swift Transportation Holdings, Inc.	32,685	1,186,465
Landstar System, Inc.	10,546	1,187,269
Old Dominion Freight Line, Inc.	17,043	2,896,799
Ryder System, Inc.	14,307	740,673
Werner Enterprises, Inc.	11,953	421,941
XPO Logistics, Inc. (a) (b)	24,549	1,756,972

		11,166,481

Trucking & Leasing — 0.1%
GATX Corp.	9,490	735,760

		89,578,967

Technology — 8.7%
Computers — 1.6%
CACI International, Inc. Class A (a)	6,629	1,533,023
Lumentum Holdings, Inc. (a)	20,483	1,097,069
MAXIMUS, Inc.	17,006	1,313,884
NCR Corp. (a)	33,932	1,070,894
NetScout Systems, Inc. (a)	17,774	409,868
Perspecta, Inc.	36,746	959,806
Science Applications International Corp.	13,066	1,141,315

		7,525,859

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Office & Business Equipment — 0.7%
Zebra Technologies Corp. Class A (a)	14,416	$2,975,030

Semiconductors — 2.7%
Cirrus Logic, Inc. (a)	15,484	829,633
Cree, Inc. (a)	28,472	1,395,128
Cypress Semiconductor Corp.	98,382	2,296,236
MKS Instruments, Inc.	14,511	1,339,075
Monolithic Power Systems, Inc.	10,727	1,669,443
Semtech Corp. (a)	17,716	861,175
Silicon Laboratories, Inc. (a)	11,544	1,285,424
Synaptics, Inc. (a)	8,758	349,882
Teradyne, Inc.	45,271	2,621,643

		12,647,639

Software — 3.7%
ACI Worldwide, Inc. (a)	31,086	973,769
Allscripts Healthcare Solutions, Inc. (a)	44,579	489,477
Blackbaud, Inc.	13,097	1,183,183
CDK Global, Inc.	32,279	1,552,297
CommVault Systems, Inc. (a)	11,062	494,582
Covetrus, Inc. (a)	26,346	313,254
Fair Isaac Corp. (a)	7,698	2,336,497
j2 Global, Inc.	12,378	1,124,170
Manhattan Associates, Inc. (a)	17,138	1,382,522
Medidata Solutions, Inc. (a)	16,584	1,517,436
PTC, Inc. (a)	27,609	1,882,382
Teradata Corp. (a)	30,387	941,997
Tyler Technologies, Inc. (a)	10,277	2,697,713

		16,889,279

		40,037,807

Utilities — 4.6%
Electric — 2.1%
ALLETE, Inc.	13,765	1,203,199
Black Hills Corp.	16,268	1,248,244
Hawaiian Electric Industries, Inc.	29,046	1,324,788
IDACORP, Inc.	13,428	1,512,933
NorthWestern Corp.	13,446	1,009,122
OGE Energy Corp.	53,341	2,420,614
PNM Resources, Inc.	21,222	1,105,242

		9,824,142

Gas — 1.9%
National Fuel Gas Co.	22,994	1,078,878
New Jersey Resources Corp.	23,980	1,084,376
ONE Gas, Inc.	14,061	1,351,403
Southwest Gas Holdings, Inc.	14,417	1,312,524
Spire, Inc.	13,544	1,181,578
UGI Corp.	55,665	2,798,279

		8,807,038

	Number of Shares	Value
Water — 0.6%
Aqua America, Inc.	57,494	$2,577,456

		21,208,636

TOTAL COMMON STOCK (Cost $413,328,484)		460,716,819

TOTAL EQUITIES (Cost $413,328,484)		460,716,819

MUTUAL FUNDS — 2.3%
Diversified Financial Services — 2.3%
State Street Navigator Securities Lending Prime Portfolio (c)	10,415,099	10,415,099

TOTAL MUTUAL FUNDS (Cost $10,415,099)		10,415,099

TOTAL LONG-TERM INVESTMENTS (Cost $423,743,583)		471,131,918

	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (d)	$4,377,724	4,377,724

U.S. Treasury Bill — 0.2%
U.S. Treasury Bill 0.000% 1/09/20 (e)	905,000	900,471

TOTAL SHORT-TERM INVESTMENTS (Cost $5,277,771)		5,278,195

TOTAL INVESTMENTS — 102.9% (Cost $429,021,354) (g)		476,410,113

Other Assets/(Liabilities) — (2.9)%		(13,362,197)

NET ASSETS — 100.0%		$463,047,916

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $10,132,550 or 2.19% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $4,377,839. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $4,466,076.

(e)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P Midcap 400 E mini Index	12/20/19	29	$5,676,633	$(56,433)

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Basic Materials — 3.1%
Chemicals — 1.9%
AdvanSix, Inc. (a)	4,111	$105,735
American Vanguard Corp.	4,246	66,662
Amyris, Inc. (a) (b)	5,662	26,951
Balchem Corp.	4,774	473,533
Codexis, Inc. (a)	7,854	107,717
Ferro Corp. (a)	12,045	142,854
GCP Applied Technologies, Inc. (a)	8,049	154,943
H.B. Fuller Co.	7,571	352,506
Hawkins, Inc.	1,455	61,837
Ingevity Corp. (a)	6,232	528,723
Innophos Holdings, Inc.	2,931	95,140
Innospec, Inc.	3,615	322,241
Intrepid Potash, Inc. (a)	14,323	46,836
Koppers Holdings, Inc. (a)	2,807	81,992
Kraton Corp. (a)	4,627	149,406
Kronos Worldwide, Inc.	3,367	41,650
Marrone Bio Innovations, Inc. (a)	7,629	10,757
Materion Corp.	2,998	183,957
Minerals Technologies, Inc.	5,241	278,245
Oil-Dri Corp. of America	759	25,851
OMNOVA Solutions, Inc. (a)	6,538	65,838
Orion Engineered Carbons SA	8,922	149,087
PolyOne Corp.	11,363	371,002
PQ Group Holdings, Inc. (a)	5,655	90,141
Quaker Chemical Corp.	1,950	308,373
Rayonier Advanced Materials, Inc.	7,167	31,033
Rogers Corp. (a)	2,746	375,406
Sensient Technologies Corp.	6,292	431,946
Stepan Co.	3,046	295,645
Tronox Holdings PLC Class A (a)	13,509	112,125
Valhi, Inc.	4,403	8,366

		5,496,498

Forest Products & Paper — 0.2%
Clearwater Paper Corp. (a)	2,385	50,371
Neenah, Inc.	2,470	160,847
P.H. Glatfelter Co.	6,399	98,481
Schweitzer-Mauduit International, Inc.	4,596	172,074
Verso Corp. Class A (a)	5,172	64,029

		545,802

Iron & Steel — 0.5%
AK Steel Holding Corp. (a) (b)	46,429	105,394
Allegheny Technologies, Inc. (a)	18,676	378,189
Carpenter Technology Corp.	6,994	361,310
Cleveland-Cliffs, Inc. (b)	39,859	287,782
Commercial Metals Co.	17,529	304,654
Schnitzer Steel Industries, Inc. Class A	3,823	78,983

		1,516,312

	Number of Shares	Value
Mining — 0.5%
Century Aluminum Co. (a)	7,345	$48,734
Coeur Mining, Inc. (a)	32,600	156,806
Compass Minerals International, Inc.	5,074	286,630
Contura Energy, Inc. (a)	2,781	77,757
Covia Holdings Corp. (a) (b)	6,313	12,752
Energy Fuels, Inc. (a) (b)	13,473	26,003
Ferroglobe Representation & Warranty Insurance Trust (a) (c) (d)	10,133	-
Gold Resource Corp.	8,777	26,770
Hecla Mining Co.	71,048	125,045
Kaiser Aluminum Corp.	2,363	233,866
Livent Corp. (a)	21,838	146,096
Novagold Resources, Inc. (a)	34,461	209,178
United States Lime & Minerals, Inc.	304	23,256
Uranium Energy Corp. (a) (b)	27,207	26,524

		1,399,417

		8,958,029

Communications — 4.0%
Advertising — 0.1%
Boston Omaha Corp. Class A (a) (b)	1,519	30,122
Clear Channel Outdoor Holdings, Inc. (a)	7,174	18,079
Fluent, Inc. (a)	6,474	17,706
Marchex, Inc. Class B (a)	5,255	16,501
MDC Partners, Inc. Class A (a)	8,133	22,935
National CineMedia, Inc.	9,341	76,596
Quotient Technology, Inc. (a)	11,121	86,966
SharpSpring, Inc. (a) (b)	1,503	14,579
Telaria, Inc. (a)	6,297	43,512

		326,996

Internet — 1.6%
1-800-Flowers.com, Inc. Class A (a)	3,699	54,727
8x8, Inc. (a)	13,939	288,816
Boingo Wireless, Inc. (a)	6,383	70,851
Cardlytics, Inc. (a)	2,041	68,414
Cargurus, Inc. (a)	11,015	340,914
Cars.com, Inc. (a)	9,931	89,180
ChannelAdvisor Corp. (a)	3,937	36,732
Cogent Communications Holdings, Inc.	6,233	343,438
Comscore, Inc. (a)	7,430	14,191
DHI Group, Inc. (a)	7,762	29,884
Endurance International Group Holdings, Inc. (a)	10,757	40,339
ePlus, Inc. (a)	1,970	149,897
Eventbrite, Inc. Class A (a) (b)	5,376	95,209
Everquote, Inc. Class A (a)	1,287	27,465
Groupon, Inc. (a)	66,671	177,345
HealthStream, Inc. (a)	3,835	99,288

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lands’ End, Inc. (a) (b)	1,587	$18,005
Leaf Group Ltd. (a)	2,675	11,235
Limelight Networks, Inc. (a)	17,020	51,571
Liquidity Services, Inc. (a)	3,919	29,001
Livexlive Media, Inc. (a) (b)	4,338	8,698
The Meet Group, Inc. (a)	11,048	36,182
New Media Investment Group, Inc. (b)	8,985	79,158
NIC, Inc.	9,715	200,615
OptimizeRx Corp. (a)	2,042	29,568
Overstock.com, Inc. (a)	4,011	42,477
Perficient, Inc. (a)	4,769	183,988
Q2 Holdings, Inc. (a)	6,403	505,005
QuinStreet, Inc. (a)	6,768	85,209
Realreal, Inc. (a)	2,589	57,890
The Rubicon Project, Inc. (a)	7,270	63,322
Shutterstock, Inc. (a)	2,811	101,533
Stamps.com, Inc. (a)	2,472	184,040
Stitch Fix, Inc. Class A (a) (b)	6,191	119,177
TechTarget, Inc. (a)	3,398	76,540
Travelzoo (a)	808	8,638
TrueCar, Inc. (a)	15,505	52,717
Tucows, Inc. Class A (a) (b)	1,408	76,257
Upwork, Inc. (a)	8,413	111,935
VirnetX Holding Corp. (a) (b)	9,075	49,005
Yelp, Inc. (a)	10,275	357,056
Zix Corp. (a)	7,977	57,753

		4,523,265

Media — 0.9%
Central European Media Enterprises Ltd. Class A (a)	13,217	59,410
Cumulus Media, Inc. Class A (a)	2,154	31,319
The E.W. Scripps Co. Class A	8,051	106,917
Entercom Communications Corp. Class A	18,037	60,244
Entravision Communications Corp. Class A	9,064	28,823
Gannett Co., Inc.	15,617	167,727
Gray Television, Inc. (a)	13,555	221,218
Hemisphere Media Group, Inc. (a)	2,523	30,831
Houghton Mifflin Harcourt Co. (a)	15,343	81,778
Lee Enterprises, Inc. (a)	8,129	16,583
Liberty Latin America Ltd. Class A (a)	6,808	116,213
Liberty Latin America Ltd. Class C (a)	16,895	288,820
Liberty Media Corp-Liberty Braves Class A (a)	1,465	40,771
Liberty Media Corp-Liberty Braves Class C (a)	5,344	148,296
Meredith Corp.	5,927	217,284
MSG Networks, Inc. Class A (a)	8,620	139,816
Saga Communications, Inc. Class A	586	17,433
Scholastic Corp.	4,375	165,200
TEGNA, Inc.	32,239	500,672

	Number of Shares	Value
Tribune Publishing Co.	2,593	$22,248
Value Line, Inc.	196	4,459
WideOpenWest, Inc. (a)	3,736	23,014

		2,489,076

Telecommunications — 1.4%
A10 Networks, Inc. (a)	8,367	58,067
Acacia Communications, Inc. (a)	5,626	367,940
ADTRAN, Inc.	7,135	80,947
Airgain, Inc. (a)	1,245	14,629
Anterix, Inc. (a)	1,592	57,630
ATN International, Inc.	1,626	94,910
CalAmp Corp. (a)	4,880	56,218
Calix, Inc. (a)	6,920	44,219
Cambium Networks Corp. (a)	636	6,169
Casa Systems, Inc. (a)	4,826	37,908
Cincinnati Bell, Inc. (a)	7,194	36,474
Clearfield, Inc. (a)	1,612	19,102
Consolidated Communications Holdings, Inc.	10,489	49,928
DASAN Zhone Solutions, Inc. (a)	1,173	10,745
Digi International, Inc. (a)	4,156	56,605
Extreme Networks, Inc. (a)	17,245	125,457
Frontier Communications Corp. (a) (b)	15,426	13,374
Gogo, Inc. (a) (b)	8,179	49,319
GTT Communications, Inc. (a) (b)	4,849	45,678
Harmonic, Inc. (a)	12,648	83,224
IDT Corp. Class B (a)	2,530	26,641
Infinera Corp. (a) (b)	25,857	140,921
Inseego Corp. (a) (b)	6,782	32,554
Intelsat SA (a)	9,972	227,362
InterDigital, Inc.	4,629	242,884
Iridium Communications, Inc. (a)	14,705	312,922
KVH Industries, Inc. (a)	2,321	24,719
Loral Space & Communications, Inc. (a)	1,911	79,115
Maxar Technologies, Inc. (a) (b)	8,890	67,564
NeoPhotonics Corp. (a)	5,817	35,425
NETGEAR, Inc. (a)	4,590	147,890
Ooma, Inc. (a)	2,910	30,264
ORBCOMM, Inc. (a)	11,024	52,474
Plantronics, Inc.	4,986	186,077
Preformed Line Products Co.	464	25,330
Ribbon Communications, Inc. (a)	8,856	51,719
RigNet, Inc. (a)	2,087	16,174
Shenandoah Telecommunications Co.	7,130	226,520
Sonim Technologies, Inc. (a) (b)	551	1,614
Spok Holdings, Inc.	2,588	30,901
Tessco Technologies, Inc.	945	13,580
Viavi Solutions, Inc. (a)	34,116	477,794
Vonage Holdings Corp. (a)	33,585	379,510

		4,138,497

		11,477,834

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Cyclical — 12.2%
Airlines — 0.5%
Allegiant Travel Co.	1,934	$289,442
Hawaiian Holdings, Inc.	6,944	182,349
Mesa Air Group, Inc. (a)	3,166	21,355
SkyWest, Inc.	7,432	426,597
Spirit Airlines, Inc. (a)	10,183	369,643

		1,289,386

Apparel — 0.8%
Centric Brands, Inc. (a) (b)	2,500	6,275
Crocs, Inc. (a)	9,201	255,420
Deckers Outdoor Corp. (a)	4,339	639,395
Delta Apparel, Inc. (a)	936	22,230
Kontoor Brands, Inc. (a)	6,532	229,273
Oxford Industries, Inc.	2,455	176,024
Rocky Brands, Inc.	1,053	34,991
Steven Madden Ltd.	12,455	445,765
Superior Group of Cos, Inc.	1,615	26,034
Unifi, Inc. (a)	2,134	46,777
Vince Holding Corp. (a)	467	8,868
Weyco Group, Inc.	917	20,733
Wolverine World Wide, Inc.	12,446	351,724

		2,263,509

Auto Manufacturers — 0.1%
Blue Bird Corp. (a)	2,197	41,820
Navistar International Corp. (a)	7,380	207,452
REV Group, Inc.	4,052	46,314
Wabash National Corp.	7,937	115,166

		410,752

Auto Parts & Equipment — 1.1%
Adient PLC	13,026	299,077
American Axle & Manufacturing Holdings, Inc. (a)	16,596	136,419
Commercial Vehicle Group, Inc. (a)	4,537	32,712
Cooper Tire & Rubber Co.	7,429	194,045
Cooper-Standard Holding, Inc. (a)	2,480	101,382
Dana, Inc.	21,494	310,373
Dorman Products, Inc. (a)	4,004	318,478
Douglas Dynamics, Inc.	3,302	147,170
Gentherm, Inc. (a)	4,891	200,947
Meritor, Inc. (a)	11,759	217,542
Methode Electronics, Inc.	5,396	181,521
Miller Industries, Inc.	1,632	54,346
Modine Manufacturing Co. (a)	7,403	84,172
Motorcar Parts of America, Inc. (a)	2,728	46,103
Spartan Motors, Inc.	5,125	70,315
Standard Motor Products, Inc.	3,107	150,845
Stoneridge, Inc. (a)	3,915	121,248
Telenav, Inc. (a)	4,917	23,503
Tenneco, Inc. Class A	7,580	94,902
Titan International, Inc.	7,724	20,855

	Number of Shares	Value
Visteon Corp. (a)	4,139	$341,633

		3,147,588

Distribution & Wholesale — 0.7%
Anixter International, Inc. (a)	4,532	313,252
BlueLinx Holdings, Inc. (a) (b)	1,330	42,999
Core-Mark Holding Co., Inc.	6,687	214,753
EVI Industries, Inc. (b)	690	22,025
Fossil Group, Inc. (a) (b)	6,867	85,906
G-III Apparel Group Ltd. (a)	6,682	172,195
H&E Equipment Services, Inc.	4,714	136,046
ScanSource, Inc. (a)	3,812	116,456
SiteOne Landscape Supply, Inc. (a) (b)	6,059	448,487
Systemax, Inc.	1,830	40,278
Titan Machinery, Inc. (a)	2,817	40,396
Triton International Ltd.	8,207	277,725
Veritiv Corp. (a)	1,970	35,618

		1,946,136

Entertainment — 1.2%
AMC Entertainment Holdings, Inc. Class A (b)	7,720	82,604
Churchill Downs, Inc.	5,211	643,324
Eldorado Resorts, Inc. (a) (b)	9,776	389,769
Empire Resorts, Inc. (a) (b)	479	4,613
Eros International PLC (a) (b)	10,788	20,605
Everi Holdings, Inc. (a)	10,172	86,055
Golden Entertainment, Inc. (a)	2,599	34,541
IMAX Corp. (a)	7,792	171,034
International Speedway Corp. Class A	3,466	156,005
Marriott Vacations Worldwide Corp.	6,357	658,649
Monarch Casino & Resort, Inc. (a)	1,695	70,665
Penn National Gaming, Inc. (a)	16,282	303,252
RCI Hospitality Holdings, Inc.	1,330	27,504
Reading International, Inc. Series A (a)	2,492	29,804
Red Rock Resorts, Inc. Class A	10,302	209,182
Scientific Games Corp. Class A (a)	8,313	169,170
SeaWorld Entertainment, Inc. (a)	6,990	183,977
Twin River Worldwide Holdings, Inc.	2,912	66,481

		3,307,234

Home Builders — 1.3%
Beazer Homes USA, Inc. (a)	4,273	63,668
Cavco Industries, Inc. (a)	1,280	245,875
Century Communities, Inc. (a)	3,861	118,262
Forestar Group, Inc. (a)	1,557	28,462
Green Brick Partners, Inc. (a)	3,608	38,606
Installed Building Products, Inc. (a)	3,371	193,293
KB Home	12,696	431,664
LCI Industries	3,625	332,956
LGI Homes, Inc. (a)	2,980	248,294
M.D.C. Holdings, Inc.	7,371	317,690
M/I Homes, Inc. (a)	3,916	147,437
Meritage Home Corp. (a)	5,379	378,413

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Skyline Champion Corp. (a)	7,492	$225,434
Taylor Morrison Home Corp. (a)	15,580	404,145
TRI Pointe Group, Inc. (a)	20,998	315,810
William Lyon Homes Class A (a)	4,752	96,751
Winnebago Industries, Inc.	4,629	177,522

		3,764,282

Home Furnishing — 0.3%
Daktronics, Inc.	5,313	39,237
Ethan Allen Interiors, Inc.	3,594	68,645
Flexsteel Industries, Inc.	1,106	16,391
Hamilton Beach Brands Holding Co. Class A	995	16,089
Hooker Furniture Corp.	1,711	36,684
iRobot Corp. (a) (b)	4,084	251,860
Purple Innovation, Inc. (a) (b)	610	4,593
Sleep Number Corp. (a)	4,272	176,519
Sonos, Inc. (a)	10,456	140,215
Universal Electronics, Inc. (a)	2,001	101,851

		852,084

Housewares — 0.0%
Lifetime Brands, Inc.	1,736	15,364
Tupperware Brands Corp.	7,178	113,915

		129,279

Leisure Time — 0.5%
Acushnet Holdings Corp.	5,246	138,494
Callaway Golf Co.	13,893	269,663
Camping World Holdings, Inc. Class A (b)	4,783	42,569
Clarus Corp.	3,387	39,713
Drive Shack, Inc. (a)	9,103	39,234
Escalade, Inc.	1,627	17,718
Fox Factory Holding Corp. (a)	5,590	347,922
Johnson Outdoors, Inc. Class A	718	42,046
Liberty TripAdvisor Holdings, Inc. Class A (a)	10,674	100,442
Lindblad Expeditions Holdings, Inc. (a)	3,440	57,654
Malibu Boats, Inc. Class A (a)	3,103	95,200
Marine Products Corp.	1,141	16,157
MasterCraft Boat Holdings, Inc. (a)	2,725	40,671
OneSpaWorld Holdings Ltd. (a) (b)	6,691	103,911
Vista Outdoor, Inc. (a)	8,542	52,875
YETI Holdings, Inc. (a) (b)	4,564	127,792

		1,532,061

Lodging — 0.2%
BBX Capital Corp.	9,728	45,430
Bluegreen Vacations Corp. (b)	1,032	9,618
Boyd Gaming Corp.	11,975	286,801
Century Casinos, Inc. (a)	3,932	30,394
The Marcus Corp.	3,340	123,614
Red Lion Hotels Corp. (a)	3,604	23,354

	Number of Shares	Value
The St. Joe Co. (a)	5,024	$86,061
Target Hospitality Corp. (a) (b)	5,017	34,166

		639,438

Office Furnishings — 0.4%
CompX International, Inc.	300	4,299
Herman Miller, Inc.	8,752	403,380
HNI Corp.	6,329	224,680
Interface, Inc.	8,555	123,534
Kimball International, Inc. Class B	5,300	102,290
Knoll, Inc.	7,234	183,382
Steelcase, Inc. Class A	12,958	238,427

		1,279,992

Retail — 4.8%
Abercrombie & Fitch Co. Class A	9,700	151,320
America’s Car-Mart, Inc. (a)	914	83,814
American Eagle Outfitters, Inc.	24,013	389,491
Asbury Automotive Group, Inc. (a)	2,871	293,789
Ascena Retail Group, Inc. (a)	22,916	6,052
At Home Group, Inc. (a) (b)	7,059	67,908
Barnes & Noble Education, Inc. (a)	5,765	17,987
Bassett Furniture Industries, Inc.	1,472	22,522
Beacon Roofing Supply, Inc. (a)	10,082	338,049
Bed Bath & Beyond, Inc. (b)	18,068	192,243
Big Lots, Inc.	5,772	141,414
Biglari Holdings, Inc. (a)	138	15,042
BJ’s Restaurants, Inc.	3,040	118,074
BJ’s Wholesale Club Holdings, Inc. (a)	16,547	428,071
Bloomin’ Brands, Inc.	12,902	244,235
BMC Stock Holdings, Inc. (a)	9,833	257,428
Boot Barn Holdings, Inc. (a)	4,130	144,137
Brinker International, Inc.	5,561	237,288
The Buckle, Inc. (b)	4,235	87,241
Caleres, Inc.	6,087	142,497
Cannae Holdings, Inc. (a)	10,056	276,238
Carrols Restaurant Group, Inc. (a)	5,182	42,959
The Cato Corp. Class A	3,289	57,919
The Cheesecake Factory, Inc.	6,165	256,957
Chico’s FAS, Inc.	17,524	70,622
The Children’s Place, Inc. (b)	2,267	174,536
Chuy’s Holdings, Inc. (a)	2,434	60,266
Citi Trends, Inc.	1,656	30,305
Conn’s, Inc. (a)	2,985	74,207
The Container Store Group, Inc. (a)	2,380	10,520
Cracker Barrel Old Country Store, Inc. (b)	2,857	464,691
Dave & Buster’s Entertainment, Inc.	5,378	209,473
Del Taco Restaurants, Inc. (a)	4,353	44,509
Denny’s Corp. (a)	8,586	195,460
Designer Brands, Inc.	9,588	164,147
Dillard’s, Inc. Class A (b)	1,527	100,950
Dine Brands Global, Inc.	2,421	183,657
Duluth Holdings, Inc. Class B (a) (b)	1,634	13,856

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
El Pollo Loco Holdings, Inc. (a)	3,014	$33,033
Express, Inc. (a)	9,943	34,204
EZCORP, Inc. Class A (a)	7,544	48,696
Fiesta Restaurant Group, Inc. (a)	3,528	36,762
FirstCash, Inc.	6,285	576,146
Foundation Building Materials, Inc. (a)	2,199	34,062
Freshpet, Inc. (a)	5,102	253,927
Gaia, Inc. (a) (b)	1,490	9,737
GameStop Corp. Class A (b)	13,288	73,350
Genesco, Inc. (a)	2,367	94,727
GMS, Inc. (a)	4,731	135,874
GNC Holdings, Inc. Class A (a) (b)	11,837	25,331
Group 1 Automotive, Inc.	2,605	240,468
Guess?, Inc.	7,444	137,937
The Habit Restaurants, Inc. Class A (a)	3,005	26,264
Haverty Furniture Cos., Inc.	2,660	53,918
Hibbett Sports, Inc. (a)	2,635	60,341
Hudson Ltd. Class A (a)	5,934	72,810
J Alexander’s Holdings, Inc. (a)	1,843	21,600
J. Jill, Inc. (b)	2,431	4,619
Jack in the Box, Inc.	3,831	349,081
JC Penney Co., Inc. (a) (b)	46,988	41,768
Kura Sushi USA, Inc.Class A (a)	496	9,731
La-Z-Boy, Inc.	6,618	222,299
Lithia Motors, Inc. Class A	3,284	434,736
The Lovesac Co. (a) (b)	1,294	24,159
Lumber Liquidators Holdings, Inc. (a) (b)	4,263	42,076
MarineMax, Inc. (a)	3,120	48,298
The Michaels Cos., Inc. (a)	12,726	124,588
Movado Group, Inc.	2,348	58,371
National Vision Holdings, Inc. (a)	11,616	279,597
Noodles & Co. (a)	4,337	24,547
Office Depot, Inc.	80,592	141,439
Papa John’s International, Inc. (b)	3,263	170,818
Party City Holdco, Inc. (a) (b)	8,079	46,131
PC Connection, Inc.	1,672	65,041
PetIQ, Inc. (a) (b)	2,873	78,318
PetMed Express, Inc. (b)	2,888	52,042
Potbelly Corp. (a)	3,305	14,410
PriceSmart, Inc.	3,313	235,554
Red Robin Gourmet Burgers, Inc. (a)	1,939	64,491
Regis Corp. (a)	4,251	85,955
RH (a) (b)	2,453	419,046
Rite Aid Corp. (a) (b)	8,099	56,288
RTW RetailWinds, Inc. (a)	4,052	5,551
Rush Enterprises, Inc. Class A	4,066	156,866
Rush Enterprises, Inc. Class B	656	26,194
Ruth’s Hospitality Group, Inc.	4,228	86,315
Sally Beauty Holdings, Inc. (a)	17,955	267,350
Shake Shack, Inc. Class A (a)	4,301	421,670
Shoe Carnival, Inc. (b)	1,390	45,050
Signet Jewelers Ltd.	7,736	129,655

	Number of Shares	Value
Sonic Automotive, Inc. Class A	3,590	$112,762
Sportsman’s Warehouse Holdings, Inc. (a)	6,474	33,535
Tailored Brands, Inc. (b)	7,610	33,484
Texas Roadhouse, Inc.	9,792	514,276
Tile Shop Holdings, Inc. (b)	5,294	16,888
Tilly’s, Inc. Class A	3,309	31,237
Vera Bradley, Inc. (a)	3,109	31,401
Waitr Holdings, Inc. (a) (b)	7,971	10,243
Wingstop, Inc.	4,356	380,192
Winmark Corp.	363	64,030
World Fuel Services Corp.	9,564	381,986
Zumiez, Inc. (a)	2,984	94,518

		13,715,667

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	6,663	245,598

Textiles — 0.2%
Culp, Inc.	1,656	26,993
UniFirst Corp.	2,246	438,239

		465,232

Toys, Games & Hobbies — 0.0%
Funko, Inc. (a) (b)	2,645	54,421

		35,042,659

Consumer, Non-cyclical — 22.7%
Agriculture — 0.4%
22nd Century Group, Inc. (a) (b)	17,469	39,480
Alico, Inc.	615	20,922
The Andersons, Inc.	4,638	104,030
Cadiz, Inc. (a) (b)	1,943	24,268
Darling Ingredients, Inc. (a)	24,359	465,988
Greenlane Holdings, Inc. Class A (a) (b)	948	3,214
Limoneira Co.	2,278	41,824
Phibro Animal Health Corp. Class A	3,049	65,035
Pyxus International, Inc. (a) (b)	1,206	15,775
Tejon Ranch Co. (a)	3,118	52,912
Turning Point Brands, Inc. (b)	1,257	28,986
Universal Corp.	3,623	198,577
Vector Group Ltd. (b)	16,534	196,924

		1,257,935

Beverages — 0.4%
The Boston Beer Co., Inc. Class A (a)	1,240	451,459
Celsius Holdings, Inc. (a)	3,815	13,257
Coca-Cola Bottling Co. Consolidated	694	210,886
Craft Brew Alliance, Inc. (a)	1,743	14,275
Farmer Brothers Co. (a)	1,631	21,121
MGP Ingredients, Inc. (b)	1,934	96,081
National Beverage Corp. (b)	1,766	78,340
New Age Beverages Corp. (a) (b)	10,993	30,341
Primo Water Corp. (a)	5,240	64,347

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Youngevity International, Inc. (a) (b)	1,253	$5,601

		985,708

Biotechnology — 5.3%
Abeona Therapeutics, Inc. (a)	4,990	11,277
ACADIA Pharmaceuticals, Inc. (a)	15,620	562,164
Acceleron Pharma, Inc. (a)	6,680	263,927
Acer Therapeutics, Inc. (a) (b)	762	2,431
Achillion Pharmaceuticals, Inc. (a)	20,007	72,025
Acorda Therapeutics, Inc. (a)	6,817	19,565
ADMA Biologics, Inc. (a) (b)	7,439	33,104
Aduro Biotech, Inc. (a)	9,406	9,970
Adverum Biotechnologies, Inc. (a)	7,974	43,458
Affimed NV (a)	9,149	26,898
Agenus, Inc. (a)	15,891	40,999
AgeX Therapeutics, Inc. (a) (b)	3,231	6,333
Akero Therapeutics, Inc. (a) (b)	702	15,971
Albireo Pharma, Inc. (a)	1,568	31,360
Alder Biopharmaceuticals, Inc. (a)	10,802	203,726
Aldeyra Therapeutics, Inc. (a)	3,425	18,050
Allakos, Inc. (a) (b)	2,887	227,005
Allogene Therapeutics, Inc. (a) (b)	5,779	157,507
AMAG Pharmaceuticals, Inc. (a) (b)	4,915	56,768
Amicus Therapeutics, Inc. (a)	37,908	304,022
AnaptysBio, Inc. (a)	3,621	126,699
Anavex Life Sciences Corp. (a) (b)	6,526	20,622
ANI Pharmaceuticals, Inc. (a)	1,342	97,805
Apellis Pharmaceuticals, Inc. (a)	7,127	171,689
Applied Therapeutics, Inc. (a)	275	3,022
Arcus Biosciences, Inc. (a)	4,793	43,616
Ardelyx, Inc. (a)	6,817	32,040
Arena Pharmaceuticals, Inc. (a)	7,414	339,339
Arqule, Inc. (a)	16,624	119,194
Arrowhead Pharmaceuticals, Inc. (a) (b)	13,852	390,349
Assembly Biosciences, Inc. (a)	3,300	32,439
Atara Biotherapeutics, Inc. (a)	7,622	107,623
Athersys, Inc. (a) (b)	19,450	25,869
Atreca, Inc. Class A (a)	956	11,701
Audentes Therapeutics, Inc. (a)	6,666	187,248
Avid Bioservices, Inc. (a)	8,427	44,663
Avrobio, Inc. (a)	3,053	43,108
BioCryst Pharmaceuticals, Inc. (a)	16,430	47,072
Biohaven Pharmaceutical Holding Co. Ltd. (a)	5,797	241,851
Blueprint Medicines Corp. (a)	7,239	531,849
Bridgebio Pharma, Inc. (a) (b)	3,345	71,817
Calithera Biosciences, Inc. (a)	6,943	21,454
Calyxt, Inc. (a) (b)	1,413	7,969
Cambrex Corp. (a)	5,015	298,393
Cara Therapeutics, Inc. (a) (b)	5,890	107,669
CASI Pharmaceuticals, Inc. (a) (b)	7,416	24,769
CEL-SCI Corp. (a) (b)	4,004	35,796
Cerecor, Inc. (a) (b)	3,257	10,716

	Number of Shares	Value
ChemoCentryx, Inc. (a)	5,915	$40,104
ChromaDex Corp. (a) (b)	5,646	22,217
Constellation Pharmaceuticals, Inc. (a)	2,162	13,967
Cortexyme, Inc. (a) (b)	439	10,944
Crinetics Pharmaceuticals, Inc. (a) (b)	1,677	25,222
Cue Biopharma, Inc. (a) (b)	3,001	25,298
Cymabay Therapeutics, Inc. (a)	10,321	52,844
CytomX Therapeutics, Inc. (a)	6,704	49,476
Deciphera Pharmaceuticals, Inc. (a)	2,808	95,304
Denali Therapeutics, Inc. (a) (b)	7,063	108,205
Dicerna Pharmaceuticals, Inc. (a)	7,623	109,466
Dynavax Technologies Corp. (a) (b)	12,319	44,040
Editas Medicine, Inc. (a)	7,393	168,117
Eidos Therapeutics, Inc. (a)	1,650	59,351
Eiger BioPharmaceuticals, Inc. (a)	3,386	34,707
ElectroCore, Inc. (a) (b)	1,859	4,071
Emergent BioSolutions, Inc. (a)	6,770	353,936
Enochian Biosciences, Inc. (a) (b)	598	3,289
Enzo Biochem, Inc. (a)	6,574	23,666
Epizyme, Inc. (a)	11,448	118,086
Esperion Therapeutics, Inc. (a) (b)	3,711	136,045
Evelo Biosciences, Inc. (a) (b)	2,028	12,371
Evolus, Inc. (a) (b)	2,233	34,879
EyePoint Pharmaceuticals, Inc. (a) (b)	9,404	17,021
Fate Therapeutics, Inc. (a)	7,712	119,767
FibroGen, Inc. (a)	11,506	425,492
Five Prime Therapeutics, Inc. (a)	4,981	19,301
Forty Seven, Inc. (a)	3,281	21,064
Geron Corp. (a) (b)	26,282	34,955
GlycoMimetics, Inc. (a)	5,093	21,951
Gossamer Bio, Inc. (a)	6,352	106,650
Halozyme Therapeutics, Inc. (a)	21,222	329,153
Homology Medicines, Inc. (a)	3,671	66,445
ImmunoGen, Inc. (a)	21,626	52,335
Immunomedics, Inc. (a)	25,944	344,017
Innoviva, Inc. (a)	9,472	99,835
Inovio Pharmaceuticals, Inc. (a) (b)	14,005	28,710
Insmed, Inc. (a)	13,195	232,760
Intercept Pharmaceuticals, Inc. (a) (b)	3,727	247,324
Intrexon Corp. (a) (b)	10,632	60,815
Iovance Biotherapeutics, Inc. (a)	17,019	309,746
Kaleido Biosciences, Inc. (a)	762	5,738
Karuna Therapeutics, Inc. (a)	673	10,983
Karyopharm Therapeutics, Inc. (a) (b)	8,702	83,713
Kezar Life Sciences, Inc. (a)	2,364	7,754
Kindred Biosciences, Inc. (a)	5,374	36,812
Kiniksa Pharmaceuticals Ltd. Class A (a)	2,118	18,024
Krystal Biotech, Inc. (a)	1,555	53,997
Lexicon Pharmaceuticals, Inc. (a) (b)	6,278	18,897
Ligand Pharmaceuticals, Inc. (a) (b)	2,747	273,436
Lineage Cell Therapeutics, Inc. (a) (b)	15,491	15,181
Liquidia Technologies, Inc. (a)	2,039	7,259

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Livongo Health, Inc. (a) (b)	2,151	$37,513
MacroGenics, Inc. (a)	7,006	89,397
Magenta Therapeutics, Inc. (a)	2,779	28,513
Marker Therapeutics, Inc. (a)	4,118	21,043
The Medicines Co. (a) (b)	11,203	560,150
MEI Pharma, Inc. (a)	10,346	17,381
MeiraGTx Holdings PLC (a)	2,533	40,401
Menlo Therapeutics, Inc. (a)	2,349	10,524
Mersana Therapeutics, Inc. (a)	5,455	8,619
Mirati Therapeutics, Inc. (a)	4,037	314,523
Molecular Templates, Inc. (a)	2,583	17,022
Mustang Bio, Inc. (a) (b)	4,232	13,796
Myriad Genetics, Inc. (a)	10,422	298,382
NeoGenomics, Inc. (a)	14,129	270,146
Neon Therapeutics, Inc. (a)	2,248	3,867
NextCure, Inc. (a)	438	13,512
NGM Biopharmaceuticals, Inc. (a) (b)	1,017	14,085
Novavax, Inc. (a) (b)	3,566	17,901
Omeros Corp. (a)	6,853	111,909
Oncocyte Corp. (a) (b)	3,266	6,859
Organogenesis Holdings, Inc. (a)	1,598	10,499
Osmotica Pharmaceuticals PLC (a)	1,438	5,522
Pacific Biosciences of California, Inc. (a)	21,123	108,995
Palatin Technologies, Inc. (a) (b)	30,377	27,607
PDL BioPharma, Inc. (a)	16,660	35,986
Pfenex, Inc. (a)	4,352	36,731
Pieris Pharmaceuticals, Inc. (a)	6,671	22,748
PolarityTE, Inc. (a) (b)	2,133	6,890
Precision BioSciences, Inc. (a)	1,389	11,654
Prevail Therapeutics, Inc. (a)	1,091	13,397
Prothena Corp. PLC (a)	5,962	46,742
PTC Therapeutics, Inc. (a)	8,499	287,436
Puma Biotechnology, Inc. (a)	4,566	49,153
Radius Health, Inc. (a)	6,709	172,757
REGENXBIO, Inc. (a)	4,973	177,039
Replimune Group, Inc. (a)	1,645	22,866
resTORbio, Inc. (a) (b)	2,272	20,084
Retrophin, Inc. (a)	6,197	71,823
Rigel Pharmaceuticals, Inc. (a)	25,038	46,821
Rocket Pharmaceuticals, Inc. (a) (b)	4,404	51,307
Rubius Therapeutics, Inc. (a) (b)	5,167	40,561
Sangamo Therapeutics, Inc. (a)	16,940	153,307
Savara, Inc. (a)	5,071	13,438
Scholar Rock Holding Corp. (a)	2,592	23,198
Solid Biosciences, Inc. (a) (b)	2,906	30,048
Sorrento Therapeutics, Inc. (a) (b)	18,505	39,601
Spark Therapeutics, Inc. (a)	5,098	494,404
Stemline Therapeutics, Inc. (a)	6,632	69,039
Stoke Therapeutics, Inc. (a)	1,353	29,076
Strongbridge Biopharma PLC (a)	5,499	13,143
Syndax Pharmaceuticals, Inc. (a)	3,053	22,806
Synlogic, Inc. (a)	2,381	5,452

	Number of Shares	Value
Synthorx, Inc. (a)	1,412	$22,973
TCR2 Therapeutics, Inc. (a) (b)	1,731	26,017
Theravance Biopharma, Inc. (a) (b)	6,590	128,373
Tocagen, Inc. (a)	3,129	2,073
Translate Bio, Inc. (a)	4,361	43,218
TransMedics Group, Inc. (a) (b)	1,003	23,821
Twist Bioscience Corp. (a)	3,216	76,798
Tyme Technologies, Inc. (a) (b)	8,972	10,677
Ultragenyx Pharmaceutical, Inc. (a)	8,104	346,689
UNITY Biotechnology, Inc. (a) (b)	4,053	24,723
VBI Vaccines, Inc. (a)	12,751	6,008
Veracyte, Inc. (a)	6,992	167,808
Vericel Corp. (a)	6,477	98,062
Viking Therapeutics, Inc. (a) (b)	9,693	66,688
WaVe Life Sciences Ltd. (a) (b)	3,345	68,673
X4 Pharmaceuticals, Inc. (a)	1,754	22,293
XBiotech, Inc. (a) (b)	2,804	29,330
Y-mAbs Therapeutics, Inc. (a)	3,039	79,196
ZIOPHARM Oncology, Inc. (a) (b)	23,675	101,329

		15,318,103

Commercial Services — 5.1%
Aaron’s, Inc.	10,022	644,014
ABM Industries, Inc.	9,892	359,277
Acacia Research Corp. (a)	6,892	18,471
Adtalem Global Education, Inc. (a)	8,388	319,499
American Public Education, Inc. (a)	2,345	52,387
AMN Healthcare Services, Inc. (a)	6,836	393,480
Arlo Technologies, Inc. (a)	10,972	37,415
ASGN, Inc. (a)	7,581	476,542
Avis Budget Group, Inc. (a)	8,748	247,219
Barrett Business Services, Inc.	1,055	93,705
BG Staffing, Inc.	1,511	28,875
BrightView Holdings, Inc. (a)	4,675	80,176
The Brink’s Co.	7,401	613,913
CAI International, Inc. (a)	2,413	52,531
Cardtronics PLC Class A (a)	5,535	167,378
Care.com, Inc. (a)	3,277	34,245
Career Education Corp. (a)	10,178	161,728
Carriage Services, Inc.	2,425	49,567
Cass Information Systems, Inc.	2,068	111,651
CBIZ, Inc. (a)	7,566	177,801
Chegg, Inc. (a)	17,201	515,170
Cimpress NV (a)	3,216	423,997
Collectors Universe, Inc.	1,218	34,689
Corvel Corp. (a)	1,333	100,908
CRA International, Inc.	1,127	47,300
Cross Country Healthcare, Inc. (a)	5,330	54,899
Emerald Expositions Events, Inc.	3,692	35,923
Ennis, Inc.	3,730	75,383
EVERTEC, Inc.	9,018	281,542
Evo Payments, Inc. Class A (a)	5,254	147,743
Forrester Research, Inc.	1,585	50,942
Franklin Covey Co. (a)	1,436	50,260

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
FTI Consulting, Inc. (a)	5,525	$585,595
GP Strategies Corp. (a)	1,843	23,664
Green Dot Corp. Class A (a)	7,173	181,118
The Hackett Group, Inc.	3,649	60,063
Harsco Corp. (a)	11,751	222,799
Healthcare Services Group, Inc. (b)	11,056	268,550
HealthEquity, Inc. (a)	10,270	586,879
Heidrick & Struggles International, Inc.	2,811	76,740
Herc Holdings, Inc. (a)	3,559	165,529
Hertz Global Holdings, Inc. (a)	14,994	207,517
HMS Holdings Corp. (a)	12,875	443,737
Huron Consulting Group, Inc. (a)	3,311	203,097
I3 Verticals, Inc. Class A (a)	2,141	43,077
ICF International, Inc.	2,683	226,633
Information Services Group, Inc. (a)	4,938	12,271
Insperity, Inc.	5,749	566,966
International Money Express, Inc. (a)	1,966	27,013
K12, Inc. (a)	5,677	149,873
Kelly Services, Inc. Class A	4,895	118,557
Kforce, Inc.	3,200	121,072
Korn Ferry	8,392	324,267
Laureate Education, Inc. Class A (a)	15,537	257,526
Liveramp Holdings, Inc. (a)	9,937	426,894
LSC Communications, Inc.	4,851	6,694
Medifast, Inc.	1,675	173,580
Monro, Inc.	4,845	382,803
National Research Corp. Class A	1,773	102,391
Navigant Consulting, Inc.	5,652	157,973
PRGX Global, Inc. (a)	3,052	15,718
Priority Technology Holdings, Inc. (a)	994	4,791
Quad/Graphics, Inc.	4,811	50,564
R1 RCM, Inc. (a)	15,386	137,397
Rent-A-Center, Inc.	7,196	185,585
Resources Connection, Inc.	4,577	77,763
Rosetta Stone, Inc. (a)	3,061	53,261
RR Donnelley & Sons Co.	10,478	39,502
Seacor Marine Holdings Inc. (a)	2,925	36,767
ShotSpotter, Inc. (a) (b)	1,219	28,074
Sotheby’s (a)	4,711	268,433
SP Plus Corp. (a)	3,360	124,320
Strategic Education, Inc.	3,163	429,788
Team, Inc. (a)	4,457	80,449
Textainer Group Holdings Ltd. (a)	4,092	40,552
TriNet Group, Inc. (a)	6,637	412,755
TrueBlue, Inc. (a)	5,897	124,427
Vectrus, Inc. (a)	1,688	68,617
Viad Corp.	2,963	198,965
Willdan Group, Inc. (a)	1,486	52,129
WW International, Inc. (a)	6,953	262,963

		14,754,328

	Number of Shares	Value
Cosmetics & Personal Care — 0.2%
Edgewell Personal Care Co. (a)	8,035	$261,057
elf Beauty, Inc. (a)	3,928	68,779
Inter Parfums, Inc.	2,595	181,572
Revlon, Inc. Class A (a) (b)	1,047	24,594

		536,002

Foods — 1.4%
B&G Foods, Inc. (b)	9,546	180,515
Bridgford Foods Corp. (a)	263	7,935
Cal-Maine Foods, Inc.	4,648	185,711
Calavo Growers, Inc. (b)	2,413	229,669
The Chefs’ Warehouse, Inc. (a)	3,622	146,039
Dean Foods Co. (b)	11,490	13,328
Fresh Del Monte Produce, Inc.	4,583	156,326
HF Foods Group, Inc. (a)	1,143	19,488
Hostess Brands, Inc. (a)	17,725	247,884
Ingles Markets, Inc. Class A	2,082	80,906
J&J Snack Foods Corp.	2,244	430,848
John B Sanfilippo & Son, Inc.	1,272	122,875
Lancaster Colony Corp.	2,804	388,775
Landec Corp. (a)	3,627	39,425
Nathan’s Famous, Inc.	425	30,536
Performance Food Group Co. (a)	15,274	702,757
Sanderson Farms, Inc.	2,951	446,575
Seneca Foods Corp. Class A (a)	1,009	31,461
The Simply Good Foods Co. (a)	10,543	305,642
SpartanNash Co.	5,357	63,373
Tootsie Roll Industries, Inc. (b)	2,457	91,253
United Natural Foods, Inc. (a)	7,805	89,914
Village Super Market, Inc. Class A	1,229	32,507
Weis Markets, Inc.	1,429	54,502

		4,098,244

Health Care – Products — 4.3%
Accelerate Diagnostics, Inc. (a) (b)	4,071	75,598
Accuray, Inc. (a)	13,073	36,212
Alphatec Holdings, Inc. (a)	5,640	28,313
AngioDynamics, Inc. (a)	5,381	99,118
Apyx Medical Corp. (a)	5,062	34,270
AtriCure, Inc. (a)	5,459	136,147
Atrion Corp.	211	164,405
Avanos Medical, Inc. (a)	7,036	263,569
Avedro, Inc. (a)	1,148	26,060
AxoGen, Inc. (a)	5,078	63,373
Axonics Modulation Technologies, Inc. (a) (b)	2,260	60,839
BioLife Solutions, Inc. (a) (b)	1,015	16,874
BioSig Technologies, Inc. (a) (b)	2,381	19,643
BioTelemetry, Inc. (a)	4,901	199,618
Cardiovascular Systems, Inc. (a)	5,043	239,643
CareDx, Inc. (a)	6,067	137,175
Celcuity, Inc. (a)	914	15,520
Cerus Corp. (a)	20,495	105,652

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ConforMIS, Inc. (a) (b)	9,706	$18,053
CONMED Corp.	4,044	388,831
Corindus Vascular Robotics, Inc. (a)	13,714	58,696
CryoLife, Inc. (a)	5,427	147,343
Cutera, Inc. (a)	2,060	60,214
CytoSorbents Corp. (a) (b)	4,348	21,870
GenMark Diagnostics, Inc. (a)	8,103	49,104
Genomic Health, Inc. (a)	4,005	271,619
Glaukos Corp. (a)	5,345	334,116
Globus Medical, Inc. Class A (a)	11,271	576,174
Haemonetics Corp. (a)	7,593	957,781
Hanger, Inc. (a)	5,337	108,768
Inogen, Inc. (a)	2,718	130,219
Inspire Medical Systems, Inc. (a)	1,968	120,087
Integer Holdings Corp. (a)	4,825	364,577
Intersect ENT, Inc. (a)	4,599	78,229
Invacare Corp.	4,973	37,297
iRadimed Corp. (a) (b)	671	14,104
iRhythm Technologies, Inc. (a)	3,677	272,502
Lantheus Holdings, Inc. (a)	5,660	141,868
LeMaitre Vascular, Inc.	2,421	82,750
LivaNova PLC (a)	7,197	531,067
Luminex Corp.	6,220	128,443
Meridian Bioscience, Inc.	6,286	59,654
Merit Medical Systems, Inc. (a)	7,911	240,969
Misonix, Inc. (a)	1,117	22,452
NanoString Technologies, Inc. (a)	4,968	107,259
Natus Medical, Inc. (a)	4,974	158,372
Nevro Corp. (a)	4,433	381,105
Novocure Ltd. (a)	12,879	963,092
NuVasive, Inc. (a)	7,699	487,963
OPKO Health, Inc. (a) (b)	52,806	110,365
OraSure Technologies, Inc. (a)	9,159	68,418
Orthofix Medical, Inc. (a)	2,668	141,457
OrthoPediatrics Corp. (a)	1,333	47,002
Patterson Cos., Inc.	12,350	220,077
Pulse Biosciences, Inc. (a)	1,714	26,464
Quanterix Corp. (a)	1,918	42,119
Quidel Corp. (a)	5,257	322,517
Repligen Corp. (a)	7,671	588,289
Rockwell Medical, Inc. (a) (b)	9,121	25,174
RTI Surgical Holdings, Inc. (a)	8,629	24,593
SeaSpine Holdings Corp. (a)	2,409	29,414
Shockwave Medical, Inc. (a) (b)	1,005	30,080
Sientra, Inc. (a)	5,690	36,871
Silk Road Medical, Inc. (a)	1,727	56,179
Soliton, Inc. (a) (b)	779	8,328
STAAR Surgical Co. (a)	6,559	169,091
Surmodics, Inc. (a)	1,952	89,284
Tactile Systems Technology, Inc. (a)	2,678	113,333
Tandem Diabetes Care, Inc. (a)	8,310	490,124
TransEnterix, Inc. (a)	27,972	17,337
Utah Medical Products, Inc.	518	49,645

	Number of Shares	Value
Varex Imaging Corp. (a)	5,548	$158,340
ViewRay, Inc. (a)	10,550	30,595
Wright Medical Group NV (a)	18,722	386,235
Zynex, Inc. (b)	2,365	22,491

		12,340,429

Health Care – Services — 2.0%
Addus HomeCare Corp. (a)	1,558	123,518
Amedisys, Inc. (a)	4,653	609,590
American Renal Associates Holdings, Inc. (a)	2,789	17,626
Apollo Medical Holdings, Inc. (a) (b)	4,054	71,432
Avalon GloboCare Corp. (a)	3,297	6,165
Brookdale Senior Living, Inc. (a)	27,228	206,388
Castle Biosciences, Inc. (a)	545	9,859
Catasys, Inc. (a) (b)	1,073	16,910
Cellular Biomedicine Group, Inc. (a) (b)	1,837	27,298
Community Health Systems, Inc. (a) (b)	12,813	46,127
The Ensign Group, Inc.	7,512	356,294
Genesis Healthcare, Inc. (a)	12,374	13,735
Invitae Corp. (a)	12,882	248,236
The Joint Corp. (a)	1,984	36,922
LHC Group, Inc. (a)	4,466	507,159
Magellan Health, Inc. (a)	3,255	202,136
Medpace Holdings, Inc. (a)	4,105	344,984
Natera, Inc. (a)	8,316	272,765
National HealthCare Corp.	1,800	147,330
Neuronetics, Inc. (a)	1,937	16,096
Personalis, Inc. (a)	1,311	19,239
The Providence Service Corp. (a)	1,718	102,152
RadNet, Inc. (a)	6,299	90,454
Select Medical Holdings Corp. (a)	16,353	270,969
SI-BONE, Inc. (a)	2,386	42,161
Surgery Partners, Inc. (a) (b)	3,650	26,955
Syneos Health, Inc. (a)	9,238	491,554
Teladoc Health, Inc. (a) (b)	10,591	717,223
Tenet Healthcare Corp. (a)	15,264	337,640
Tivity Health, Inc. (a)	7,002	116,443
Triple-S Management Corp. Class B (a)	3,427	45,922
U.S. Physical Therapy, Inc.	1,870	244,129
Vapotherm, Inc. (a)	2,155	20,408

		5,805,819

Household Products & Wares — 0.5%
Acco Brands Corp.	14,258	140,727
Central Garden & Pet Co. (a)	1,588	46,417
Central Garden & Pet Co. Class A (a)	6,253	173,364
Helen of Troy Ltd. (a)	3,722	586,811
Quanex Building Products Corp.	4,930	89,134
WD-40 Co.	2,040	374,422

		1,410,875

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 3.1%
AcelRx Pharmaceuticals, Inc. (a) (b)	11,907	$26,195
Aclaris Therapeutics, Inc. (a) (b)	4,681	5,055
Adamas Pharmaceuticals, Inc. (a) (b)	3,240	16,573
Aeglea BioTherapeutics, Inc. (a)	3,971	30,537
Aerie Pharmaceuticals, Inc. (a)	6,281	120,721
Aimmune Therapeutics, Inc. (a) (b)	6,581	137,806
Akcea Therapeutics, Inc. (a)	1,798	27,671
Akebia Therapeutics, Inc. (a) (b)	17,640	69,149
Akorn, Inc. (a)	13,658	51,900
Alector, Inc. (a)	4,482	64,630
Amneal Pharmaceuticals, Inc. (a)	13,621	39,501
Amphastar Pharmaceuticals, Inc. (a)	5,284	104,782
Anika Therapeutics, Inc. (a)	1,985	108,957
Antares Pharma, Inc. (a)	24,174	80,862
Arvinas Holding Co. LLC (a)	2,714	58,487
Assertio Therapeutics, Inc. (a)	9,803	12,548
Athenex, Inc. (a)	10,112	123,012
Axcella Health, Inc. (a)	246	1,392
Axsome Therapeutics, Inc. (a) (b)	3,729	75,475
Beyondspring, Inc. (a)	1,771	32,055
BioDelivery Sciences International, Inc. (a)	12,335	51,930
BioSpecifics Technologies Corp. (a)	911	48,757
Bioxcel Therapeutics, Inc. (a)	916	6,449
Catalyst Pharmaceuticals, Inc. (a)	14,306	75,965
cbdMD, Inc. (a) (b)	1,432	5,671
Checkpoint Therapeutics, Inc. (a)	3,501	8,717
Chiasma, Inc. (a)	5,059	25,042
Chimerix, Inc. (a)	7,487	17,594
Clovis Oncology, Inc. (a) (b)	7,454	29,294
Coherus Biosciences, Inc. (a)	9,128	184,933
Collegium Pharmaceutical, Inc. (a)	4,778	54,851
Concert Pharmaceuticals, Inc. (a)	3,170	18,640
Corbus Pharmaceuticals Holdings, Inc. (a) (b)	8,662	42,184
Corcept Therapeutics, Inc. (a)	14,125	199,657
CorMedix, Inc. (a) (b)	3,581	22,847
Cyclerion Therapeutics, Inc. (a)	3,441	41,705
Cytokinetics, Inc. (a)	8,244	93,817
Dermira, Inc. (a) (b)	6,981	44,609
Diplomat Pharmacy, Inc. (a)	8,619	42,233
Dova Pharmaceuticals, Inc. (a) (b)	1,240	34,658
Eagle Pharmaceuticals, Inc. (a)	1,357	76,765
Eloxx Pharmaceuticals, Inc. (a) (b)	3,812	17,230
Enanta Pharmaceuticals, Inc. (a)	2,557	153,625
Endo International PLC (a)	33,159	106,440
Evofem Biosciences, Inc. (a)	2,147	10,821
Flexion Therapeutics, Inc. (a) (b)	4,984	68,306
Fulcrum Therapeutics, Inc. (a)	656	4,356
G1 Therapeutics, Inc. (a)	4,991	113,695
Galectin Therapeutics, Inc. (a) (b)	5,899	21,649
Global Blood Therapeutics, Inc. (a)	8,587	416,641

	Number of Shares	Value
Gritstone Oncology, Inc. (a) (b)	3,786	$32,692
Harpoon Therapeutics, Inc. (a) (b)	1,064	14,534
Heron Therapeutics, Inc. (a)	10,967	202,889
Heska Corp. (a)	1,040	73,705
Hookipa Pharma, Inc. (a)	314	2,355
Intellia Therapeutics, Inc. (a) (b)	5,713	76,269
Intra-Cellular Therapies, Inc. (a)	6,632	49,541
Ironwood Pharmaceuticals, Inc. (a)	22,862	196,270
Jounce Therapeutics, Inc. (a)	2,327	7,749
Kadmon Holdings, Inc. (a) (b)	19,309	48,659
Kala Pharmaceuticals, Inc. (a) (b)	3,313	12,606
KalVista Pharmaceuticals, Inc. (a)	1,773	20,567
Kodiak Sciences, Inc. (a)	3,462	49,784
Kura Oncology, Inc. (a)	5,074	76,973
La Jolla Pharmaceutical Co. (a) (b)	3,097	27,254
Lannett Co., Inc. (a) (b)	4,714	52,797
Lifevantage Corp. (a)	1,971	27,003
LogicBio Therapeutics, Inc. (a) (b)	1,194	12,907
Madrigal Pharmaceuticals, Inc. (a)	1,150	99,153
Mallinckrodt PLC (a) (b)	12,837	30,937
MannKind Corp. (a) (b)	27,001	33,751
Marinus Pharmaceuticals, Inc. (a) (b)	7,729	11,903
MediciNova, Inc. (a) (b)	6,147	48,899
Millendo Therapeutics, Inc. (a)	1,427	10,146
Minerva Neurosciences, Inc. (a)	4,282	33,185
Mirum Pharmaceuticals, Inc. (a)	388	3,903
Momenta Pharmaceuticals, Inc. (a)	14,663	190,032
Morphic Holding, Inc. (a) (b)	727	13,166
MyoKardia, Inc. (a)	6,590	343,668
Natural Grocers by Vitamin Cottage, Inc. (a)	1,295	12,937
Nature’s Sunshine Products, Inc. (a)	1,372	11,374
Neogen Corp. (a)	7,599	517,568
Ocular Therapeutix, Inc. (a) (b)	6,150	18,696
Odonate Therapeutics, Inc. (a) (b)	1,733	45,110
Optinose, Inc. (a) (b)	3,786	26,502
Option Care Health, Inc. (a)	18,441	59,011
Owens & Minor, Inc.	8,999	52,284
Pacira BioSciences, Inc. (a)	6,036	229,791
Paratek Pharmaceuticals, Inc. (a) (b)	4,705	20,326
PhaseBio Pharmaceuticals, Inc. (a)	2,084	8,690
Portola Pharmaceuticals, Inc. (a) (b)	11,074	297,005
Prestige Consumer Healthcare, Inc. (a)	7,468	259,065
Principia Biopharma, Inc. (a)	2,009	56,734
Progenics Pharmaceuticals, Inc. (a)	12,852	64,967
Protagonist Therapeutics, Inc. (a)	2,518	30,241
Ra Pharmaceuticals, Inc. (a)	5,156	121,939
Reata Pharmaceuticals, Inc. Class A (a)	2,987	239,826
Recro Pharma, Inc. (a)	2,935	32,520
Revance Therapeutics, Inc. (a)	6,551	85,163
Rhythm Pharmaceuticals, Inc. (a)	3,439	74,248
Senseonics Holdings, Inc. (a) (b)	18,105	17,897
Seres Therapeutics, Inc. (a) (b)	5,377	21,562

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SIGA Technologies, Inc. (a)	8,022	$41,073
Spectrum Pharmaceuticals, Inc. (a)	16,617	137,838
Spero Therapeutics, Inc. (a)	1,555	16,483
Supernus Pharmaceuticals, Inc. (a)	7,275	199,917
Sutro Biopharma, Inc. (a)	1,650	14,999
Syros Pharmaceuticals, Inc. (a)	5,171	53,675
TG Therapeutics, Inc. (a) (b)	12,130	68,110
TherapeuticsMD, Inc. (a) (b)	29,403	106,733
Tricida, Inc. (a)	3,214	99,216
Turning Point Therapeutics I (a) (b)	997	37,487
UroGen Pharma Ltd. (a) (b)	2,755	65,652
USANA Health Sciences, Inc. (a)	1,909	130,557
Vanda Pharmaceuticals, Inc. (a)	7,673	101,897
Verrica Pharmaceuticals, Inc. (a)	1,958	28,900
Voyager Therapeutics, Inc. (a)	3,613	62,180
Xencor, Inc. (a)	7,036	237,324
Xeris Pharmaceuticals, Inc. (a)	3,990	39,222
Zogenix, Inc. (a) (b)	6,340	253,854
Zynerba Pharmaceuticals, Inc. (a) (b)	3,386	25,598

		9,053,857

		65,561,300

Diversified — 0.0%
Holding Company – Diversified — 0.0%
GTY Technology Holdings, Inc. (a) (b)	5,841	36,623

Energy — 3.5%
Coal — 0.2%
Advanced Emissions Solutions, Inc. (b)	2,367	35,126
Arch Coal, Inc. Class A (b)	2,416	179,267
CONSOL Energy, Inc. (a)	4,008	62,645
Hallador Energy Co.	3,076	11,135
NACCO Industries, Inc. Class A	556	35,534
Peabody Energy Corp.	10,153	149,452
Ramaco Resources, Inc. (a)	1,416	5,289
SunCoke Energy, Inc. (a)	11,344	63,980
Warrior Met Coal, Inc.	7,628	148,899

		691,327

Energy – Alternate Sources — 0.6%
Clean Energy Fuels Corp. (a)	19,941	41,178
Enphase Energy, Inc. (a)	13,640	303,217
FutureFuel Corp.	3,848	45,945
Green Plains, Inc.	5,375	56,948
Pattern Energy Group, Inc. Class A	13,111	353,079
Plug Power, Inc. (a) (b)	34,949	91,916
Renewable Energy Group, Inc. (a)	5,479	82,212
REX American Resources Corp. (a)	832	63,507
Sunnova Energy International, Inc. (a) (b)	1,992	21,414
SunPower Corp. (a) (b)	9,288	101,889
Sunrun, Inc. (a)	16,748	279,775

	Number of Shares	Value
TerraForm Power, Inc. Class A	10,789	$196,630
TPI Composites, Inc. (a)	4,318	80,963
Vivint Solar, Inc. (a) (b)	6,518	42,628

		1,761,301

Oil & Gas — 1.6%
Abraxas Petroleum Corp. (a)	23,953	12,156
Altus Midstream Co. Class A (a) (b)	7,653	21,658
Amplify Energy Corp.	1,789	11,038
Berry Petroleum Corp.	9,272	86,786
Bonanza Creek Energy, Inc. (a)	2,825	63,252
Brigham Minerals, Inc. Class A	2,382	47,402
California Resources Corp. (a) (b)	7,102	72,440
Callon Petroleum Co. (a) (b)	34,044	147,751
Carrizo Oil & Gas, Inc. (a) (b)	13,134	112,755
Chaparral Energy, Inc. Class A (a) (b)	4,716	6,319
CNX Resources Corp. (a)	27,629	200,587
Comstock Resources, Inc. (a) (b)	2,279	17,753
CVR Energy, Inc.	4,374	192,587
Delek US Holdings, Inc.	11,133	404,128
Denbury Resources, Inc. (a) (b)	69,318	82,488
Diamond Offshore Drilling, Inc. (a) (b)	9,646	53,632
Earthstone Energy, Inc. Class A (a)	2,818	9,159
Evolution Petroleum Corp.	4,128	24,108
Extraction Oil & Gas, Inc. (a) (b)	12,518	36,803
Falcon Minerals Corp. (b)	5,557	31,953
Goodrich Petroleum Corp. (a)	1,370	14,563
Gulfport Energy Corp. (a)	23,872	64,693
HighPoint Resources Corp. (a)	16,168	25,707
Isramco, Inc. (a)	117	14,355
Jagged Peak Energy, Inc. (a) (b)	9,767	70,908
Laredo Petroleum, Inc. (a)	26,913	64,860
Magnolia Oil & Gas Corp. Class A (a)	14,950	165,945
Mammoth Energy Services, Inc.	1,855	4,600
Matador Resources Co. (a)	16,409	271,241
Montage Resources Corp. (a) (b)	3,248	12,277
Murphy USA, Inc. (a)	4,526	386,068
Nabors Industries Ltd.	51,916	97,083
Noble Corp. PLC (a)	36,856	46,807
Northern Oil and Gas, Inc. (a) (b)	43,103	84,482
Oasis Petroleum, Inc. (a)	47,225	163,399
Pacific Drilling SA (a)	4,536	17,736
Panhandle Oil & Gas, Inc. Class A	2,306	32,238
Par Pacific Holdings, Inc. (a)	5,245	119,901
Parker Drilling Co. (a)	1,416	26,791
PDC Energy, Inc. (a)	9,302	258,130
Penn Virginia Corp. (a)	2,013	58,518
PrimeEnergy Corp. (a)	79	9,085
QEP Resources, Inc.	35,597	131,709
Ring Energy, Inc. (a)	9,144	14,996
Roan Resources, Inc. (a) (b)	5,414	6,659
Rosehill Resources, Inc. (a)	1,588	3,097
SandRidge Energy, Inc. (a)	4,500	21,150
Seadrill Ltd. (a) (b)	8,905	18,701

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SilverBow Resources, Inc. (a)	1,011	$9,797
SM Energy Co.	16,695	161,775
Southwestern Energy Co. (a)	80,899	156,135
SRC Energy, Inc. (a)	35,758	166,632
Talos Energy, Inc. (a)	3,006	61,112
Tellurian, Inc. (a) (b)	13,918	115,728
Trecora Resources (a)	3,148	28,395
Unit Corp. (a)	8,064	27,256
W&T Offshore, Inc. (a)	13,997	61,167
Whiting Petroleum Corp. (a) (b)	13,545	108,766

		4,737,217

Oil & Gas Services — 1.0%
Archrock, Inc.	19,064	190,068
C&J Energy Services, Inc. (a)	9,652	103,566
DMC Global, Inc.	2,093	92,050
Dril-Quip, Inc. (a)	5,351	268,513
Era Group, Inc. (a)	2,846	30,054
Exterran Corp. (a)	4,525	59,097
Flotek Industries, Inc. (a)	7,787	17,131
Forum Energy Technologies, Inc. (a)	12,590	19,515
Frank’s International NV (a)	15,902	75,535
FTS International, Inc. (a)	4,902	10,980
Geospace Technologies Corp. (a)	2,009	30,878
Helix Energy Solutions Group, Inc. (a)	21,125	170,268
Independence Contract Drilling, Inc. (a)	7,216	8,659
Keane Group, Inc. (a)	7,756	47,001
KLX Energy Services Holdings, Inc. (a)	3,163	27,344
Liberty Oilfield Services, Inc. Class A (b)	7,884	85,384
Matrix Service Co. (a)	3,901	66,863
McDermott International, Inc. (a) (b)	26,778	54,092
MRC Global, Inc. (a)	11,854	143,789
National Energy Services Reunited Corp. (a) (b)	3,602	24,061
Natural Gas Services Group, Inc. (a)	1,909	24,454
NCS Multistage Holdings, Inc. (a)	1,963	3,926
Newpark Resources, Inc. (a)	13,184	100,462
Nine Energy Service, Inc. (a)	2,415	14,901
NOW, Inc. (a)	15,987	183,371
Oceaneering International, Inc. (a)	14,637	198,331
Oil States International, Inc. (a)	8,894	118,290
ProPetro Holding Corp. (a)	11,921	108,362
RPC, Inc. (b)	8,487	47,612
Select Energy Services, Inc. Class A (a)	8,663	75,022
Smart Sand, Inc. (a)	3,094	8,756
Solaris Oilfield Infrastructure, Inc. Class A (b)	4,604	61,786
TETRA Technologies, Inc. (a)	17,966	36,112
Thermon Group Holdings, Inc. (a)	4,794	110,166

	Number of Shares	Value
US Silica Holdings, Inc. (b)	10,861	$103,831
US Well Services, Inc. (a)	3,044	6,666

		2,726,896

Pipelines — 0.1%
NextDecade Corp. (a) (b)	1,732	9,976
SemGroup Corp. Class A	11,762	192,191

		202,167

		10,118,908

Financial — 26.0%
Banks — 9.7%
The The Bank of Princeton	814	23,655
1st Constitution Bancorp	1,081	20,269
1st Source Corp.	2,109	96,445
ACNB Corp.	1,013	34,746
Allegiance Bancshares, Inc. (a)	2,863	91,874
Amalgamated Bank Class A	2,103	33,690
Amerant Bancorp, Inc. (a) (b)	2,867	60,121
American National Bankshares, Inc.	1,585	56,220
Ameris Bancorp	9,066	364,816
Ames National Corp.	1,347	38,538
Arrow Financial Corp.	1,901	63,462
Atlantic Capital Bancshares, Inc. (a)	3,290	57,049
Atlantic Union Bankshares Corp.	12,058	449,100
BancFirst Corp.	2,739	151,795
The Bancorp, Inc. (a)	7,497	74,220
BancorpSouth Bank	14,154	419,100
Bank First Corp. (b)	856	56,650
Bank of Commerce Holdings	2,635	28,695
Bank of Marin Bancorp	1,999	82,939
The Bank of NT Butterfield & Son Ltd.	8,142	241,329
Bank7 Corp.	519	9,757
Bankwell Financial Group, Inc.	1,010	27,775
Banner Corp.	5,045	283,378
Bar Harbor Bankshares	2,259	56,317
Baycom Corp. (a)	1,633	37,085
BCB Bancorp, Inc.	2,007	25,770
Bridge Bancorp, Inc.	2,396	70,826
Bridgewater Bancshares, Inc. (a)	3,247	38,769
Bryn Mawr Bank Corp.	2,921	106,646
Business First Bancshares, Inc.	1,849	45,116
Byline Bancorp, Inc. (a)	3,469	62,026
C&F Financial Corp.	489	25,751
Cadence BanCorp	18,668	327,437
Cambridge Bancorp	637	47,781
Camden National Corp.	2,282	98,856
Capital Bancorp, Inc. /MD (a)	1,205	16,412
Capital City Bank Group, Inc.	1,996	54,790
Capstar Financial Holdings, Inc.	2,221	36,824
Carolina Financial Corp.	3,109	110,494
Carter Bank & Trust (a)	3,381	63,867
Cathay General Bancorp	11,347	394,138

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CenterState Bank Corp.	18,459	$442,739
Central Pacific Financial Corp.	4,153	117,945
Central Valley Community Bancorp	1,741	35,429
Century Bancorp, Inc. Class A	412	36,091
Chemung Financial Corp.	540	22,680
Citizens & Northern Corp.	1,792	47,094
City Holding Co.	2,367	180,484
Civista Bancshares, Inc.	2,276	49,457
CNB Financial Corp.	2,154	61,820
Coastal Financial Corp. (a)	1,123	16,969
Codorus Valley Bancorp, Inc.	1,345	31,285
Colony Bankcorp, Inc.	1,129	17,330
Columbia Banking System, Inc.	10,909	402,542
Community Bank System, Inc.	7,554	466,006
The Community Financial Corp.	742	24,835
Community Trust Bancorp, Inc.	2,314	98,530
ConnectOne Bancorp, Inc.	4,878	108,292
CrossFirst Bankshares, Inc. (a)	994	14,219
Customers Bancorp, Inc. (a)	4,156	86,195
CVB Financial Corp.	19,839	414,040
DNB Financial Corp.	528	23,501
Eagle Bancorp, Inc.	4,975	221,984
Enterprise Bancorp, Inc.	1,300	38,974
Enterprise Financial Services Corp.	3,629	147,882
Equity Bancshares, Inc. Class A (a)	2,176	58,339
Esquire Financial Holdings, Inc. (a)	968	24,006
Evans Bancorp, Inc.	689	25,769
Farmers & Merchants Bancorp, Inc. /Archbold OH	1,457	37,824
Farmers National Banc Corp.	3,795	54,952
FB Financial Corp.	2,496	93,725
Fidelity D&D Bancorp, Inc. (b)	396	24,651
Financial Institutions, Inc.	2,313	69,806
First BanCorp	31,953	318,891
First Bancorp	4,320	155,088
First Bancorp, Inc.	1,535	42,197
The First Bancshares, Inc.	2,482	80,169
First Bank/Hamilton NJ	2,518	27,270
First Busey Corp.	7,722	195,212
First Business Financial Services, Inc.	1,227	29,546
First Choice Bancorp	1,530	32,620
First Commonwealth Financial Corp.	14,428	191,604
First Community Bancshares, Inc.	2,283	73,901
First Financial Bancorp	14,480	354,398
First Financial Bankshares, Inc.	19,305	643,436
First Financial Corp.	1,947	84,636
First Foundation, Inc.	5,714	87,281
First Guaranty Bancshares, Inc.	731	16,184
First Internet Bancorp	1,451	31,066
First Interstate BancSystem, Inc. Class A	5,633	226,672
First Merchants Corp.	8,114	305,370
First Mid Bancshares, Inc.	2,172	75,195
First Midwest Bancorp, Inc.	15,773	307,258

	Number of Shares	Value
First Northwest Bancorp	1,354	$23,451
The First of Long Island Corp.	3,582	81,490
Flagstar Bancorp, Inc.	4,207	157,131
FNCB Bancorp, Inc.	2,599	20,298
Franklin Financial Network, Inc.	1,953	59,000
Franklin Financial Services Corp.	637	22,645
Fulton Financial Corp.	24,162	390,941
FVCBankcorp, Inc. (a) (b)	1,739	30,537
German American Bancorp Inc.	3,641	116,694
Glacier Bancorp, Inc.	12,897	521,813
Great Southern Bancorp, Inc.	1,625	92,544
Great Western Bancorp, Inc.	8,462	279,246
Guaranty Bancshares, Inc.	1,184	36,219
Hancock Whitney Corp.	13,404	513,315
Hanmi Financial Corp.	4,509	84,679
Harborone Bancorp, Inc. (a)	3,940	39,656
Hawthorn Bancshares, Inc.	860	20,494
Heartland Financial USA, Inc.	5,161	230,903
Heritage Commerce Corp.	6,248	73,445
Heritage Financial Corp.	5,454	147,040
Hilltop Holdings, Inc.	10,628	253,903
Home BancShares, Inc.	23,033	432,905
HomeStreet, Inc. (a)	3,326	90,866
Hope Bancorp, Inc.	17,815	255,467
Horizon Bancorp, Inc.	5,562	96,556
Howard Bancorp, Inc. (a)	1,884	31,444
IBERIABANK Corp.	7,751	585,511
Independent Bank Corp.	4,928	367,875
Independent Bank Corp.	3,188	67,952
Independent Bank Group, Inc.	5,293	278,465
International Bancshares Corp.	8,218	317,379
Investar Holding Corp.	1,413	33,629
Kearny Financial Corp.	12,114	157,967
Lakeland Bancorp, Inc.	7,240	111,713
Lakeland Financial Corp.	3,666	161,231
LCNB Corp.	1,780	31,577
LegacyTexas Financial Group, Inc.	7,116	309,759
Level One Bancorp, Inc.	764	18,428
Live Oak Bancshares, Inc.	3,810	68,961
Luther Burbank Corp.	2,869	32,506
Macatawa Bank Corp.	3,879	40,303
Mackinac Financial Corp.	1,399	21,629
MainStreet Bancshares, Inc. (a)	1,078	22,692
Mercantile Bank Corp.	2,395	78,556
Merchants Bancorp	1,310	21,667
Meta Financial Group, Inc.	5,234	170,681
Metropolitan Bank Holding Corp. (a)	1,017	39,999
Mid Penn Bancorp, Inc.	1,046	26,809
Midland States Bancorp, Inc.	3,258	84,871
MidWestOne Financial Group, Inc.	1,761	53,746
MVB Financial Corp.	1,430	28,385
National Bank Holdings Corp. Class A	4,387	149,992
National Bankshares, Inc.	940	37,647

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NBT Bancorp, Inc.	6,354	$232,493
Nicolet Bankshares, Inc. (a)	1,225	81,548
Northeast Bank (a)	1,081	23,966
Northrim BanCorp, Inc.	954	37,845
Norwood Financial Corp.	883	27,912
Oak Valley Bancorp (b)	958	16,066
OFG Bancorp	7,541	165,148
Ohio Valley Banc Corp.	586	21,383
Old Line Bancshares, Inc.	2,268	65,795
Old National Bancorp	25,454	437,936
Old Second Bancorp, Inc.	4,338	53,010
OP Bancorp	1,973	19,296
Opus Bank	3,271	71,210
Origin Bancorp, Inc.	2,842	95,889
Orrstown Financial Services, Inc.	1,470	32,193
Pacific Mercantile Bancorp (a)	2,956	22,200
Park National Corp.	1,965	186,302
Parke Bancorp, Inc.	1,284	28,530
PCB Bancorp	1,880	30,926
PCSB Financial Corp.	2,401	47,996
Peapack Gladstone Financial Corp.	2,831	79,353
Penns Woods Bancorp, Inc.	699	32,329
People’s Utah Bancorp	2,337	66,114
Peoples Bancorp of North Carolina, Inc.	670	19,906
Peoples Bancorp, Inc.	2,690	85,569
Peoples Financial Services Corp.	1,031	46,694
Pioneer Bancorp, Inc. (a)	1,642	20,509
Ponce de Leon Federal Bank (a)	1,248	17,547
Preferred Bank	2,066	108,217
Premier Financial Bancorp, Inc.	1,873	32,159
Provident Bancorp, Inc. (a)	610	14,658
QCR Holdings, Inc.	2,208	83,860
RBB Bancorp	2,402	47,295
Red River Bancshares, Inc. (a)	101	4,380
Reliant Bancorp, Inc.	1,530	36,689
Renasant Corp.	8,423	294,889
Republic Bancorp, Inc. Class A	1,442	62,655
Republic First Bancorp, Inc. (a)	6,549	27,506
Richmond Mutual Bancorporation, Inc. (a)	1,957	27,378
S&T Bancorp, Inc.	4,977	181,810
Sandy Spring Bancorp, Inc.	5,189	174,921
SB One Bancorp	1,244	28,065
Seacoast Banking Corp. of Florida (a)	7,447	188,484
Select Bancorp, Inc. (a)	2,483	28,803
ServisFirst Bancshares, Inc.	7,062	234,105
Shore Bancshares, Inc.	1,877	28,925
Sierra Bancorp	2,119	56,281
Simmons First National Corp. Class A	13,487	335,826
SmartFinancial, Inc. (a)	1,841	38,348
South Plains Financial, Inc.	518	8,443
South State Corp.	5,028	378,608
Southern First Bancshares, Inc. (a)	1,037	41,324

	Number of Shares	Value
Southern National Bancorp of Virginia, Inc.	2,920	$44,939
Southside Bancshares, Inc.	4,720	160,999
Spirit of Texas Bancshares, Inc. (a)	2,005	43,208
Sterling Bancorp, Inc.	2,375	23,180
Stock Yards Bancorp, Inc.	2,973	109,079
Summit Financial Group, Inc.	1,641	42,010
Tompkins Financial Corp.	2,149	174,348
Towne Bank	9,831	273,351
TriCo Bancshares	3,948	143,312
TriState Capital Holdings, Inc. (a)	3,641	76,607
Triumph Bancorp, Inc. (a)	3,570	113,847
TrustCo Bank Corp NY	14,113	115,021
Trustmark Corp.	9,513	324,488
UMB Financial Corp.	6,583	425,130
Union Bankshares, Inc.	590	18,620
United Bankshares, Inc.	14,497	549,001
United Community Banks, Inc.	11,640	329,994
United Security Bancshares/Fresno CA	2,065	21,724
Unity Bancorp, Inc.	1,170	25,915
Univest Corp. of Pennsylvania	4,233	107,984
Valley National Bancorp	48,197	523,901
Veritex Holdings, Inc.	7,679	186,331
Walker & Dunlop, Inc.	4,126	230,767
Washington Trust Bancorp, Inc.	2,251	108,746
WesBanco, Inc.	7,806	291,710
West Bancorporation, Inc.	2,384	51,828
Westamerica Bancorp.	3,847	239,206
Western New England Bancorp, Inc.	3,622	34,518

		27,899,587

Diversified Financial Services — 2.3%
Aircastle Ltd.	7,743	173,675
Altisource Portfolio Solutions SA (a) (b)	887	17,935
Ares Management Corp. Class A	9,930	266,223
Artisan Partners Asset Management, Inc. Class A	7,393	208,778
Assetmark Financial Holdings (a)	2,045	53,272
Associated Capital Group, Inc. Class A (b)	293	10,428
B. Riley Financial, Inc.	3,036	71,710
Blucora, Inc. (a)	7,097	153,579
Boston Private Financial Holdings, Inc.	12,236	142,611
Brightsphere Investment Grou (a)	10,335	102,420
CBTX, Inc.	2,639	73,575
Cohen & Steers, Inc.	3,368	185,004
Columbia Financial, Inc. (a)	7,777	122,799
Cowen, Inc. (a)	4,297	66,131
Curo Group Holdings Corp. (a)	2,506	33,280
Deluxe Corp.	6,374	313,346
Diamond Hill Investment Group, Inc.	471	65,059

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Elevate Credit, Inc. (a)	3,176	$13,371
Encore Capital Group, Inc. (a) (b)	4,560	151,962
Enova International, Inc. (a)	4,860	100,845
Federal Agricultural Mortgage Corp. Class C	1,327	108,363
Federated Investors, Inc. Class B	14,303	463,560
Focus Financial Partners, Inc. Class A (a)	4,454	106,005
Gain Capital Holdings, Inc.	2,892	15,270
GAMCO Investors, Inc. Class A	830	16,227
Greenhill & Co., Inc.	2,365	31,029
Hamilton Lane, Inc. Class A	3,217	183,240
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,386	273,602
Houlihan Lokey, Inc.	6,120	276,012
INTL. FCStone, Inc. (a)	2,344	96,245
Ladenburg Thalmann Financial Services, Inc.	17,230	40,835
LendingClub Corp. (a)	9,781	127,935
Marlin Business Services Corp.	1,272	32,042
MMA Capital Holdings, Inc. (a)	744	22,320
Moelis & Co. Class A	7,067	232,151
Mr Cooper Group, Inc. (a)	11,219	119,146
Nelnet, Inc. Class A	2,642	168,031
Ocwen Financial Corp. (a)	20,444	38,435
On Deck Capital, Inc. (a)	10,102	33,943
Oppenheimer Holdings, Inc. Class A	1,389	41,753
Paysign, Inc. (a) (b)	4,483	45,278
PennyMac Financial Services, Inc. (a)	3,687	112,011
Piper Jaffray Cos.	2,035	153,602
PJT Partners, Inc. Class A	3,351	136,386
PRA Group, Inc. (a)	6,697	226,292
Pzena Investment Management, Inc. Class A	2,521	22,487
Regional Management Corp. (a)	1,319	37,143
Sculptor Capital Management, Inc.	2,501	48,719
Siebert Financial Corp. (a)	1,220	11,224
Silvercrest Asset Management Group, Inc. Class A	1,316	16,187
Stifel Financial Corp.	10,033	575,694
Virtus Investment Partners, Inc.	982	108,580
Waddell & Reed Financial, Inc. Class A (b)	10,699	183,809
Westwood Holdings Group, Inc.	1,213	33,564
WisdomTree Investments, Inc.	19,611	102,467
World Acceptance Corp. (a)	928	118,329

		6,683,919

Insurance — 3.1%
Ambac Financial Group, Inc. (a)	6,660	130,203
American Equity Investment Life Holding Co.	13,329	322,562
AMERISAFE, Inc.	2,820	186,430

	Number of Shares	Value
Argo Group International Holdings Ltd.	4,854	$340,945
Citizens, Inc. (a) (b)	7,322	50,302
CNO Financial Group, Inc.	23,135	366,227
Crawford & Co. Class A	2,506	27,265
Donegal Group, Inc. Class A	1,556	22,811
eHealth, Inc. (a)	3,324	222,010
Employers Holdings, Inc.	4,664	203,257
Enstar Group Ltd. (a)	1,702	323,244
Essent Group Ltd.	14,292	681,300
FBL Financial Group, Inc. Class A	1,448	86,170
Fednat Holding Co.	1,743	24,385
FGL Holdings	21,551	171,977
Genworth Financial, Inc. Class A (a)	75,209	330,920
Global Indemnity Ltd.	1,259	31,437
Goosehead Insurance, Inc. Class A	1,693	83,550
Greenlight Capital Re Ltd. Class A (a)	4,363	45,811
GWG Holdings, Inc. (a) (b)	276	2,754
Hallmark Financial Services, Inc. (a)	1,915	36,634
HCI Group, Inc.	926	38,929
Health Insurance Innovations, Inc. Class A (a) (b)	1,483	36,971
Heritage Insurance Holdings, Inc.	3,970	59,351
Horace Mann Educators Corp.	6,152	285,022
Independence Holding Co.	762	29,406
Investors Title Co.	208	33,301
James River Group Holdings Ltd.	4,376	224,226
Kinsale Capital Group, Inc.	3,029	312,926
MBIA, Inc. (a)	11,796	108,877
National General Holdings Corp.	10,098	232,456
National Western Life Group, Inc. Class A	336	90,172
NI Holdings, Inc. (a)	1,361	23,327
NMI Holdings, Inc. Class A (a)	9,691	254,486
Palomar Holdings, Inc. (a)	862	33,980
ProAssurance Corp.	7,917	318,818
ProSight Global, Inc. (a)	1,351	26,155
Protective Insurance Corp. Class B	1,324	23,104
Radian Group, Inc.	30,359	693,400
RLI Corp.	5,927	550,678
Safety Insurance Group, Inc.	2,198	222,723
Selective Insurance Group, Inc.	8,684	652,950
State Auto Financial Corp.	2,533	82,044
Stewart Information Services Corp.	3,456	134,058
Third Point Reinsurance Ltd. (a)	10,968	109,570
Tiptree, Inc.	3,606	26,252
Trupanion, Inc. (a) (b)	4,211	107,044
United Fire Group, Inc.	3,159	148,410
United Insurance Holdings Corp.	3,068	42,921
Universal Insurance Holdings, Inc.	4,500	134,955
Watford Holdings Ltd. (a)	3,024	81,497

		8,808,203

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Investment Companies — 0.0%
Ellington Financial, Inc.	4,514	$81,568
Medallion Financial Corp. (a)	3,137	20,077
Rafael Holdings, Inc. Class B (a)	1,601	33,557

		135,202

Private Equity — 0.2%
Kennedy-Wilson Holdings, Inc.	18,215	399,273
Safeguard Scientifics, Inc. (a)	2,958	33,544

		432,817

Real Estate — 0.6%
Alexander & Baldwin, Inc.	10,203	250,076
American Realty Investors, Inc. (a)	319	4,906
Consolidated-Tomoka Land Co.	710	46,576
Cushman & Wakefield PLC (a)	15,140	280,544
eXp World Holdings, Inc. (a) (b)	2,421	20,288
FRP Holdings, Inc. (a)	1,055	50,661
Griffin Industrial Realty, Inc.	149	5,655
Legacy Housing Corp. (a)	839	13,592
Marcus & Millichap, Inc. (a)	3,400	120,666
Maui Land & Pineapple Co., Inc. (a)	1,071	11,652
McGrath RentCorp	3,604	250,802
Newmark Group, Inc. Class A	21,207	192,135
RE/MAX Holdings, Inc. Class A	2,666	85,739
Realogy Holdings Corp. (b)	16,968	113,346
Redfin Corp. (a) (b)	13,139	221,261
The RMR Group, Inc. Class A	2,238	101,784
Safehold, Inc.	1,572	47,946
Stratus Properties, Inc. (a)	900	26,433
Transcontinental Realty Investors, Inc. (a)	139	4,316

		1,848,378

Real Estate Investment Trusts (REITS) — 8.6%
Acadia Realty Trust	12,324	352,220
AG Mortgage Investment Trust, Inc.	4,869	73,765
Agree Realty Corp.	6,083	444,972
Alexander’s, Inc.	317	110,446
American Assets Trust, Inc.	7,172	335,219
American Finance Trust, Inc. (b)	15,902	221,992
Anworth Mortgage Asset Corp.	14,534	47,962
Apollo Commercial Real Estate Finance, Inc.	22,881	438,629
Ares Commercial Real Estate Corp.	4,043	61,575
Arlington Asset Investment Corp. Class A (b)	5,488	30,129
Armada Hoffler Properties, Inc.	7,809	141,265
ARMOUR Residential REIT, Inc. (b)	8,673	145,273
Ashford Hospitality Trust, Inc.	13,040	43,162
Blackstone Mortgage Trust, Inc. Class A	18,745	672,008
Bluerock Residential Growth REIT, Inc.	3,396	39,971

	Number of Shares	Value
Braemar Hotels & Resorts, Inc.	4,355	$40,893
BRT Apartments Corp.	1,412	20,587
Capstead Mortgage Corp.	13,818	101,562
CareTrust REIT, Inc.	14,201	333,795
Catchmark Timber Trust, Inc. Class A	7,354	78,467
CBL & Associates Properties, Inc. (b)	25,002	32,253
Cedar Realty Trust, Inc.	13,009	39,027
Chatham Lodging Trust	6,763	122,748
Cherry Hill Mortgage Investment Corp.	2,289	29,986
CIM Commercial Trust Corp.	203	3,147
City Office REIT, Inc.	5,782	83,203
Clipper Realty, Inc.	2,210	22,520
Colony Credit Real Estate Inc.	12,025	173,882
Community Healthcare Trust, Inc.	2,732	121,711
CoreCivic, Inc.	17,697	305,804
CorEnergy Infrastructure Trust, Inc. (b)	1,893	89,388
CorePoint Lodging Inc.	5,905	59,700
DiamondRock Hospitality Co.	29,793	305,378
Dynex Capital, Inc.	3,499	51,715
Easterly Government Properties, Inc.	11,679	248,763
EastGroup Properties, Inc.	5,507	688,485
Essential Properties Realty Trust, Inc.	11,261	257,990
Exantas Capital Corp.	4,542	51,643
Farmland Partners, Inc. (b)	4,031	26,927
First Industrial Realty Trust, Inc.	18,711	740,207
Four Corners Property Trust, Inc.	10,176	287,777
Franklin Street Properties Corp.	15,403	130,309
Front Yard Residential Corp.	7,250	83,810
The GEO Group, Inc.	17,676	306,502
Getty Realty Corp.	4,966	159,210
Gladstone Commercial Corp.	4,549	106,902
Gladstone Land Corp.	2,710	32,235
Global Medical REIT, Inc.	4,645	52,953
Global Net Lease, Inc.	12,470	243,165
Granite Point Mortgage Trust, Inc.	8,020	150,295
Great Ajax Corp.	2,464	38,192
Healthcare Realty Trust, Inc.	18,981	635,864
Hersha Hospitality Trust	5,203	77,421
Independence Realty Trust, Inc.	13,270	189,894
Industrial Logistics Properties Trust	9,565	203,256
Innovative Industrial Properties, Inc. (b)	1,601	147,884
Invesco Mortgage Capital, Inc.	21,272	325,674
Investors Real Estate Trust	1,714	127,984
iStar, Inc.	8,814	115,023
Jernigan Capital, Inc.	3,159	60,811
Kite Realty Group Trust	12,223	197,401
KKR Real Estate Finance Trust, Inc.	3,762	73,472
Ladder Capital Corp.	15,309	264,386
Lexington Realty Trust	34,089	349,412
LTC Properties, Inc.	5,820	298,100
Mack-Cali Realty Corp.	12,845	278,223
Monmouth Real Estate Investment Corp.	13,681	197,143
National Health Investors, Inc.	6,212	511,807

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
National Storage Affiliates Trust	8,798	$293,589
New Senior Investment Group, Inc.	12,414	82,926
New York Mortgage Trust, Inc.	34,735	211,536
NexPoint Residential Trust, Inc.	2,800	130,928
Office Properties, Inc. ome Trust	7,105	217,697
One Liberty Properties, Inc.	2,298	63,264
Orchid Island Capital, Inc. (b)	9,302	53,487
Pebblebrook Hotel Trust	19,286	536,537
Pennsylvania REIT (b)	10,360	59,259
PennyMac Mortgage Investment Trust	12,839	285,411
Physicians Realty Trust	27,551	489,030
Piedmont Office Realty Trust, Inc. Class A	18,522	386,739
PotlatchDeltic Corp.	9,812	403,126
Preferred Apartment Communities, Inc. Class A	6,571	94,951
PS Business Parks, Inc.	2,970	540,392
QTS Realty Trust, Inc. Class A	8,124	417,655
Ready Capital Corp. REIT	4,651	74,044
Redwood Trust, Inc.	14,304	234,729
Retail Opportunity Investments Corp.	16,758	305,498
Retail Value, Inc.	2,183	80,858
Rexford Industrial Realty, Inc.	16,251	715,369
RLJ Lodging Trust	25,584	434,672
RPT Realty	11,635	157,654
Ryman Hospitality Properties, Inc.	6,805	556,717
Sabra Health Care REIT, Inc.	28,014	643,201
Saul Centers, Inc.	1,745	95,120
Senior Housing Properties Trust	35,166	325,461
Seritage Growth Properties Class A (b)	4,994	212,195
STAG Industrial, Inc.	18,986	559,707
Summit Hotel Properties, Inc.	15,286	177,318
Sunstone Hotel Investors, Inc.	33,296	457,487
Tanger Factory Outlet Centers, Inc. (b)	13,607	210,636
Terreno Realty Corp.	9,575	489,187
TPG RE Finance Trust, Inc.	7,313	145,090
UMH Properties, Inc.	5,292	74,511
Uniti Group, Inc.	27,549	213,918
Universal Health Realty Income Trust	1,910	196,348
Urban Edge Properties	17,096	338,330
Urstadt Biddle Properties, Inc. Class A	4,339	102,834
Washington Prime Group, Inc. (b)	27,487	113,796
Washington Real Estate Investment Trust	11,914	325,967
Western Asset Mortgage Capital Corp.	7,650	73,823
Whitestone REIT	5,636	77,551
Xenia Hotels & Resorts, Inc.	16,834	355,534

		24,847,556

	Number of Shares	Value
Savings & Loans — 1.5%
Axos Financial, Inc. (a)	8,604	$237,901
Banc of California, Inc.	6,667	94,271
BankFinancial Corp.	2,121	25,240
Berkshire Hills Bancorp, Inc.	6,824	199,875
Brookline Bancorp, Inc.	11,556	170,220
Capitol Federal Financial, Inc.	19,623	270,405
Community Bankers Trust Corp.	3,181	27,357
Dime Community Bancshares, Inc.	4,654	99,642
Entegra Financial Corp. (a)	964	28,959
ESSA Bancorp, Inc.	1,369	22,479
First Capital, Inc.	492	28,452
First Defiance Financial Corp.	2,884	83,535
First Financial Northwest, Inc.	1,180	17,440
Flushing Financial Corp.	4,043	81,689
FS Bancorp, Inc.	607	31,867
Greene County Bancorp, Inc.	471	12,905
Hingham Institution for Savings	200	37,800
Home Bancorp Inc.	1,164	45,384
HomeTrust Bancshares, Inc.	2,325	60,613
Investors Bancorp, Inc.	34,274	389,353
Malvern Bancorp, Inc. (a)	1,109	24,209
Meridian Bancorp, Inc.	7,123	133,556
MutualFirst Financial, Inc.	878	27,675
Northfield Bancorp, Inc.	6,452	103,619
Northwest Bancshares, Inc.	14,923	244,588
OceanFirst Financial Corp.	7,529	177,684
Oritani Financial Corp.	5,801	102,649
Pacific Premier Bancorp, Inc.	8,769	273,505
Provident Financial Holdings, Inc.	886	18,385
Provident Financial Services, Inc.	9,188	225,382
Prudential Bancorp, Inc.	1,255	21,348
Riverview Bancorp, Inc.	3,191	23,550
Southern Missouri Bancorp, Inc.	1,163	42,368
Territorial Bancorp, Inc.	1,128	32,238
Timberland Bancorp, Inc.	1,060	29,150
United Community Financial Corp.	6,930	74,705
United Financial Bancorp, Inc.	7,470	101,816
Washington Federal, Inc.	11,742	434,337
Waterstone Financial, Inc.	3,507	60,250
WSFS Financial Corp.	7,803	344,112

		4,460,513

		75,116,175

Government — 0.0%
Multi-National — 0.0%
Banco Latinoamericano de Comercio Exterior SA	4,516	90,049

Industrial — 14.4%
Aerospace & Defense — 1.2%
AAR Corp.	4,930	203,165
Aerojet Rocketdyne Holdings, Inc. (a)	10,837	547,377

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Aerovironment, Inc. (a)	3,142	$168,286
Astronics Corp. (a)	3,630	106,649
Barnes Group, Inc.	6,984	359,955
Coda Octopus Group, Inc. (a)	704	5,780
Ducommun, Inc. (a)	1,600	67,840
Kaman Corp.	4,117	244,797
Kratos Defense & Security Solutions, Inc. (a)	13,409	249,340
Mercury Systems, Inc. (a)	8,044	652,932
Moog, Inc. Class A	4,776	387,429
National Presto Industries, Inc.	744	66,283
Park Aerospace Corp.	2,760	48,466
Triumph Group, Inc.	7,385	168,969
Wesco Aircraft Holdings, Inc. (a)	7,917	87,166

		3,364,434

Building Materials — 1.8%
AAON, Inc.	6,104	280,418
American Woodmark Corp. (a)	2,495	221,830
Apogee Enterprises, Inc.	3,901	152,100
Armstrong Flooring, Inc. (a)	2,586	16,525
Boise Cascade Co.	5,731	186,773
Builders FirstSource, Inc. (a)	16,936	348,458
Caesarstone Ltd. (b)	3,372	56,009
Continental Building Products, Inc. (a)	5,134	140,107
Cornerstone Building Brands, Inc. (a)	6,664	40,317
Forterra, Inc. (a) (b)	2,647	19,138
Gibraltar Industries, Inc. (a)	4,767	218,996
Griffon Corp.	5,369	112,588
JELD-WEN Holding, Inc. (a)	9,969	192,302
Louisiana-Pacific Corp.	18,429	452,985
Masonite International Corp. (a)	3,708	215,064
Patrick Industries, Inc. (a)	3,348	143,562
PGT Innovations, Inc. (a)	8,374	144,619
Select Interior Concepts, Inc. Class A (a)	3,068	39,792
Simpson Manufacturing Co., Inc.	6,647	461,102
Summit Materials, Inc. Class A (a)	16,700	370,740
Trex Co., Inc. (a)	8,712	792,182
Universal Forest Products, Inc.	8,845	352,739
US Concrete, Inc. (a)	2,368	130,903

		5,089,249

Electrical Components & Equipment — 0.8%
American Superconductor Corp. (a)	3,194	25,041
Belden, Inc.	5,802	309,479
Encore Wire Corp.	3,007	169,234
Energous Corp. (a) (b)	4,231	14,026
EnerSys	6,326	417,137
Generac Holdings, Inc. (a)	9,071	710,622
Graham Corp.	1,428	28,360
Insteel Industries, Inc.	2,732	56,088
nLight, Inc. (a)	4,885	76,499
Novanta, Inc. (a)	4,996	408,273

	Number of Shares	Value
Powell Industries, Inc.	1,321	$51,717
Vicor Corp. (a)	2,664	78,641

		2,345,117

Electronics — 2.2%
Advanced Energy Industries, Inc. (a)	5,660	324,941
Akoustis Technologies, Inc. (a) (b)	3,817	29,582
Alarm.com Holdings, Inc. (a)	5,432	253,349
Allied Motion Technologies, Inc.	1,034	36,511
Applied Optoelectronics, Inc. (a) (b)	2,800	31,416
Atkore International Group, Inc. (a)	6,938	210,568
Badger Meter, Inc.	4,260	228,762
Bel Fuse, Inc. Class B	1,473	22,139
Benchmark Electronics, Inc.	5,574	161,981
Brady Corp. Class A	7,096	376,443
Comtech Telecommunications Corp.	3,458	112,385
Digimarc Corp. (a)	1,736	67,860
FARO Technologies, Inc. (a)	2,541	122,857
Fitbit, Inc. Class A (a) (b)	33,284	126,812
Fluidigm Corp. (a)	10,280	47,596
GoPro, Inc. Class A (a) (b)	18,619	96,540
II-VI, Inc. (a)	13,257	466,788
IntriCon Corp. (a)	1,248	24,261
Itron, Inc. (a)	5,089	376,383
KEMET Corp.	8,411	152,912
Kimball Electronics, Inc. (a)	3,630	52,671
Knowles Corp. (a)	12,018	244,446
Mesa Laboratories, Inc. (b)	568	135,053
Napco Security Technologies, Inc. (a)	1,750	44,660
NVE Corp.	712	47,241
OSI Systems, Inc. (a)	2,480	251,869
Plexus Corp. (a)	4,283	267,730
Sanmina Corp. (a)	10,069	323,316
SMART Global Holdings, Inc. (a)	1,954	49,788
Tech Data Corp. (a)	5,396	562,479
Transcat, Inc. (a)	1,036	26,532
TTM Technologies, Inc. (a)	14,612	178,193
Vishay Intertechnology, Inc.	19,716	333,792
Vishay Precision Group, Inc. (a)	1,558	51,009
Watts Water Technologies, Inc. Class A	4,106	384,855
Wrap Technologies, Inc. (a) (b)	1,155	4,712
ZAGG, Inc. (a) (b)	4,283	26,854

		6,255,286

Engineering & Construction — 1.7%
Aegion Corp. (a)	4,519	96,616
Arcosa, Inc.	7,194	246,107
Argan, Inc.	2,166	85,102
Comfort Systems USA, Inc.	5,377	237,825
Concrete Pumping Holdings, Inc. (a) (b)	2,364	9,385
Construction Partners, Inc. Class A (a)	1,827	28,465
Dycom Industries, Inc. (a)	4,491	229,265

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
EMCOR Group, Inc.	8,294	$714,279
Exponent, Inc.	7,677	536,622
Granite Construction, Inc.	6,984	224,396
Great Lakes Dredge & Dock Corp. (a)	9,005	94,102
IES Holdings, Inc. (a)	1,207	24,852
Iteris, Inc. (a)	5,927	34,051
KBR, Inc.	21,011	515,610
MasTec, Inc. (a)	8,907	578,331
Mistras Group, Inc. (a)	2,641	43,312
MYR Group, Inc. (a)	2,407	75,315
NV5 Global, Inc. (a)	1,536	104,863
Primoris Services Corp.	6,551	128,465
Sterling Construction Co., Inc. (a)	3,939	51,798
TopBuild Corp. (a)	5,030	485,043
Tutor Perini Corp. (a)	5,911	84,705
VSE Corp.	1,295	44,147
Willscot Corp. (a)	7,624	118,782

		4,791,438

Environmental Controls — 0.8%
Advanced Disposal Services, Inc. (a)	10,817	352,310
AquaVenture Holdings Ltd. (a)	2,068	40,181
Casella Waste Systems, Inc. Class A (a)	6,628	284,606
CECO Environmental Corp. (a)	4,455	31,118
Charah Solutions, Inc. (a)	1,503	3,186
Covanta Holding Corp.	17,517	302,869
Energy Recovery, Inc. (a) (b)	5,519	51,134
Evoqua Water Technologies Corp. (a)	11,047	188,020
Heritage-Crystal Clean, Inc. (a)	2,241	59,386
NRC Group Holdings Corp. (a)	1,540	19,158
Pure Cycle Corp. (a)	2,550	26,214
Tetra Tech, Inc.	8,091	701,975
US Ecology, Inc.	3,285	210,043

		2,270,200

Hand & Machine Tools — 0.5%
Franklin Electric Co., Inc.	6,869	328,407
Kennametal, Inc.	12,213	375,428
Luxfer Holdings PLC	3,833	59,718
Milacron Holdings Corp. (a)	10,135	168,950
MSA Safety, Inc.	5,233	570,973

		1,503,476

Machinery – Construction & Mining — 0.2%
Astec Industries, Inc.	3,340	103,874
Bloom Energy Corp. Class A (a) (b)	8,417	27,355
Hyster-Yale Materials Handling, Inc.	1,501	82,150
SPX Corp. (a)	6,499	260,025
Terex Corp.	9,373	243,417

		716,821

Machinery – Diversified — 1.3%
Alamo Group, Inc.	1,440	169,517
Albany International Corp. Class A	4,540	409,326

	Number of Shares	Value
Altra Industrial Motion Corp.	9,508	$263,324
Applied Industrial Technologies, Inc.	5,697	323,590
Briggs & Stratton Corp.	6,161	37,336
Cactus, Inc. Class A (a)	6,960	201,422
Chart Industries, Inc. (a)	5,338	332,878
Columbus McKinnon Corp.	3,419	124,554
CSW Industrials, Inc.	2,198	151,728
DXP Enterprises, Inc. (a)	2,430	84,370
Gencor Industries, Inc. (a)	1,308	15,186
The Gorman-Rupp Co.	2,631	91,532
Hurco Cos., Inc.	911	29,307
Ichor Holdings Ltd. (a)	3,282	79,359
Kadant, Inc.	1,623	142,483
Lindsay Corp.	1,606	149,117
The Manitowoc Co., Inc. (a)	5,140	64,250
Mueller Water Products, Inc. Class A	23,369	262,668
NN, Inc.	6,225	44,384
SPX FLOW, Inc. (a)	6,185	244,060
Tennant Co.	2,655	187,708
Twin Disc, Inc. (a)	1,551	16,425
Welbilt, Inc. (a)	19,292	325,263

		3,749,787

Metal Fabricate & Hardware — 0.9%
Advanced Drainage Systems, Inc.	5,429	175,194
AZZ, Inc.	3,837	167,140
CIRCOR International, Inc. (a)	2,882	108,219
The Eastern Co.	764	18,962
Helios Technologies, Inc.	4,320	175,262
Lawson Products, Inc. (a)	635	24,594
LB Foster Co. Class A (a)	1,499	32,483
Mayville Engineering Co., Inc. (a)	958	12,636
Mueller Industries, Inc.	8,264	237,011
Northwest Pipe Co. (a)	1,449	40,789
Olympic Steel, Inc.	1,394	20,074
Omega Flex, Inc.	435	44,479
Park-Ohio Holdings Corp.	1,314	39,236
RBC Bearings, Inc. (a)	3,596	596,612
Rexnord Corp. (a)	15,654	423,441
Ryerson Holding Corp. (a)	2,418	20,626
Synalloy Corp.	1,197	19,092
TimkenSteel Corp. (a)	5,940	37,363
Tredegar Corp.	3,902	76,167
TriMas Corp. (a)	6,723	206,060
Worthington Industries, Inc.	5,731	206,603

		2,682,043

Miscellaneous – Manufacturing — 1.4%
Actuant Corp. Class A	8,241	180,807
American Outdoor Brands Corp. (a)	8,021	46,923
Axon Enterprise, Inc. (a)	8,649	491,090
Chase Corp.	1,079	118,032
EnPro Industries, Inc.	3,040	208,696
ESCO Technologies, Inc.	3,801	302,407

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fabrinet (a)	5,422	$283,571
Federal Signal Corp.	8,893	291,157
Haynes International, Inc.	1,842	66,017
Hillenbrand, Inc.	9,227	284,930
John Bean Technologies Corp.	4,624	459,764
LSB Industries, Inc. (a)	3,299	17,089
Lydall, Inc. (a)	2,537	63,197
Myers Industries, Inc.	5,209	91,939
NL Industries, Inc. (a)	1,160	4,362
Proto Labs, Inc. (a)	4,001	408,502
Raven Industries, Inc.	5,345	178,844
Standex International Corp.	1,853	135,158
Sturm, Ruger & Co., Inc.	2,463	102,855
Trinseo SA	5,969	256,368

		3,991,708

Packaging & Containers — 0.1%
Greif, Inc. Class A	3,829	145,081
Greif, Inc. Class B	877	39,956
Matthews International Corp. Class A	4,590	162,440
UFP Technologies, Inc. (a)	977	37,712

		385,189

Transportation — 1.3%
Air Transport Services Group, Inc. (a)	8,627	181,340
ArcBest Corp.	3,762	114,553
Ardmore Shipping Corp. (a)	4,958	33,169
Atlas Air Worldwide Holdings, Inc. (a)	3,460	87,296
Costamare, Inc.	7,335	44,523
Covenant Transportation Group, Inc. Class A (a)	1,833	30,135
CryoPort, Inc. (a) (b)	4,664	76,280
Daseke, Inc. (a)	6,948	17,370
DHT Holdings, Inc.	13,255	81,518
Diamond S Shipping, Inc. (a)	3,330	36,697
Dorian LPG Ltd. (a)	4,103	42,507
Eagle Bulk Shipping, Inc. (a) (b)	6,534	28,586
Echo Global Logistics, Inc. (a)	3,988	90,328
Forward Air Corp.	4,189	266,923
GasLog Ltd.	6,039	77,601
Genco Shipping & Trading Ltd. (a)	2,299	21,151
Golar LNG Ltd.	13,981	181,613
Heartland Express, Inc.	6,769	145,601
Hub Group, Inc. Class A (a)	4,794	222,921
International Seaways, Inc. (a)	3,763	72,475
Marten Transport Ltd.	5,784	120,192
Matson, Inc.	6,318	236,988
Nordic American Tankers Ltd. (b)	20,731	44,779
Overseas Shipholding Group, Inc. Class A (a)	9,816	17,178
PAM Transportation Services, Inc. (a)	295	17,437
Radiant Logistics, Inc. (a)	5,892	30,462
Roadrunner Transportation Systems, Inc. (a) (b)	541	5,605

	Number of Shares	Value
Safe Bulkers, Inc. (a) (b)	7,470	$13,072
Saia, Inc. (a)	3,851	360,839
Scorpio Bulkers, Inc.	7,984	48,543
Scorpio Tankers, Inc.	6,402	190,523
SEACOR Holdings, Inc. (a)	2,573	121,111
Ship Finance International Ltd.	12,023	168,803
Teekay Corp. (b)	10,200	40,800
Teekay Tankers Ltd. Class A (a)	28,476	37,019
Tidewater, Inc. (a)	5,700	86,127
Universal Logistics Holdings, Inc.	1,224	28,495
US Xpress Enterprises, Inc. Class A (a)	3,053	14,715
Werner Enterprises, Inc.	6,695	236,333
YRC Worldwide, Inc. (a) (b)	4,881	14,741

		3,686,349

Trucking & Leasing — 0.2%
GATX Corp.	5,284	409,669
General Finance Corp. (a)	1,661	14,683
The Greenbrier Cos., Inc.	4,754	143,190
Willis Lease Finance Corp. (a)	437	24,201

		591,743

		41,422,840

Technology — 9.4%
Computers — 2.5%
3D Systems Corp. (a) (b)	17,052	138,974
Agilysys, Inc. (a)	3,065	78,495
Carbon Black, Inc. (a)	8,499	220,889
Carbonite, Inc. (a)	4,954	76,737
Conduent, Inc. (a)	25,795	160,445
Cubic Corp.	4,648	327,359
Diebold Nixdorf, Inc. (a)	11,322	126,806
Exlservice Holdings, Inc. (a)	4,981	333,528
ForeScout Technologies, Inc. (a)	6,144	232,980
Insight Enterprises, Inc. (a)	5,274	293,709
Inspired Entertainment, Inc. (a) (b)	1,342	9,649
Lumentum Holdings, Inc. (a)	11,345	607,638
MAXIMUS, Inc.	9,436	729,025
Mitek Systems, Inc. (a)	5,511	53,181
MTS Systems Corp.	2,653	146,578
NetScout Systems, Inc. (a)	10,812	249,325
Onespan, Inc. (a)	4,881	70,775
PAR Technology Corp. (a) (b)	1,714	40,742
Parsons Corp. (a)	2,847	93,894
Perspecta, Inc.	20,967	547,658
PlayAGS, Inc. (a)	3,860	39,681
Presidio, Inc.	6,809	115,072
Qualys, Inc. (a)	5,051	381,704
Rapid7, Inc. (a)	7,225	327,943
Rimini Street, Inc. (a)	2,990	13,096
Science Applications International Corp.	8,803	768,942
SecureWorks Corp. Class A (a) (b)	1,168	15,102

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Startek, Inc. (a)	2,468	$15,968
Stratasys Ltd. (a)	7,594	161,790
Sykes Enterprises, Inc. (a)	5,669	173,698
Tenable Holdings, Inc. (a)	5,470	122,419
TTEC Holdings, Inc.	2,110	101,027
Unisys Corp. (a)	7,505	55,762
Varonis Systems, Inc. (a)	4,381	261,896
Virtusa Corp. (a)	4,307	155,138
Vocera Communications, Inc. (a)	4,615	113,760

		7,361,385

Office & Business Equipment — 0.0%
AstroNova, Inc.	1,042	16,849
Pitney Bowes, Inc.	25,363	115,909

		132,758

Semiconductors — 2.4%
Adesto Technologies Corp. (a)	4,066	34,805
Alpha & Omega Semiconductor Ltd. (a)	2,980	36,594
Ambarella, Inc. (a)	4,696	295,073
Amkor Technology, Inc. (a)	14,465	131,631
AVX Corp.	6,931	105,351
Axcelis Technologies, Inc. (a)	4,798	81,998
AXT, Inc. (a)	5,730	20,399
Brooks Automation, Inc.	10,534	390,074
Cabot Microelectronics Corp.	4,299	607,062
CEVA, Inc. (a)	3,242	96,806
Cirrus Logic, Inc. (a)	8,635	462,663
Cohu, Inc.	6,007	81,124
CTS Corp.	4,790	155,004
Diodes, Inc. (a)	6,073	243,831
DSP Group, Inc. (a)	3,176	44,734
FormFactor, Inc. (a)	10,994	204,983
GSI Technology, Inc. (a)	2,321	20,332
Impinj, Inc. (a) (b)	2,160	66,593
Inphi Corp. (a)	6,674	407,448
Lattice Semiconductor Corp. (a)	18,515	338,547
MACOM Technology Solutions Holdings, Inc. (a)	6,836	146,940
MaxLinear, Inc. (a)	9,635	215,631
Nanometrics, Inc. (a)	3,482	113,583
Photronics, Inc. (a)	9,640	104,883
Power Integrations, Inc.	4,209	380,620
Rambus, Inc. (a)	16,317	214,161
Rudolph Technologies, Inc. (a)	4,537	119,595
Semtech Corp. (a)	9,780	475,406
Silicon Laboratories, Inc. (a)	6,372	709,522
Synaptics, Inc. (a)	4,981	198,991
Ultra Clean Holdings, Inc. (a)	5,806	84,971
Veeco Instruments, Inc. (a)	7,151	83,524
Xperi Corp.	7,326	151,502

		6,824,381

	Number of Shares	Value
Software — 4.5%
ACI Worldwide, Inc. (a)	17,080	$535,031
Allscripts Healthcare Solutions, Inc. (a)	24,500	269,010
Altair Engineering, Inc. Class A (a)	5,821	201,523
American Software, Inc. Class A	4,311	64,751
Appfolio, Inc. Class A (a)	2,329	221,581
Appian Corp. (a) (b)	4,605	218,738
Avaya Holdings Corp. (a)	16,370	167,465
Avid Technology, Inc. (a)	4,209	26,054
Bandwidth, Inc. Class A (a)	2,373	154,506
Benefitfocus, Inc. (a)	4,373	104,121
Blackbaud, Inc.	7,245	654,513
Blackline, Inc. (a)	6,357	303,928
Bottomline Technologies de, Inc. (a)	6,333	249,204
Box, Inc. Class A (a)	21,283	352,447
Brightcove, Inc. (a)	5,705	59,788
Castlight Health, Inc. Class B (a)	15,295	21,566
Cision Ltd. (a)	13,554	104,230
Cloudera, Inc. (a) (b)	35,084	310,844
CommVault Systems, Inc. (a)	5,988	267,724
Computer Programs & Systems, Inc.	1,847	41,761
Cornerstone OnDemand, Inc. (a)	8,446	463,010
CSG Systems International, Inc.	4,900	253,232
Daily Journal Corp. (a) (b)	166	41,095
Digital Turbine, Inc. (a)	11,650	75,084
Domo, Inc. Class B (a)	2,613	41,756
Donnelley Financial Solutions, Inc. (a)	4,619	56,906
Ebix, Inc. (b)	3,451	145,287
eGain Corp. (a)	3,098	24,800
Envestnet, Inc. (a)	7,097	402,400
Everbridge, Inc. (a)	4,929	304,169
Evolent Health, Inc. Class A (a)	10,971	78,882
Exela Technologies, Inc. (a)	7,133	8,417
Five9, Inc. (a)	8,868	476,566
Glu Mobile, Inc. (a)	17,273	86,192
Health Catalyst, Inc. (a)	1,204	38,095
Ideanomics, Inc. (a) (b)	7,768	11,691
Immersion Corp. (a)	4,620	35,343
InnerWorkings, Inc. (a)	6,617	29,313
Inovalon Holdings, Inc. Class A (a) (b)	10,555	172,996
Instructure, Inc. (a)	5,055	195,831
Intelligent Systems Corp. (a) (b)	1,022	42,454
j2 Global, Inc.	6,919	628,384
LivePerson, Inc. (a)	9,112	325,298
Majesco (a)	1,144	9,655
ManTech International Corp. Class A	3,987	284,712
MicroStrategy, Inc. Class A (a)	1,224	181,605
MobileIron, Inc. (a)	14,049	91,951
Model N, Inc. (a)	4,794	133,081
Monotype Imaging Holdings, Inc.	6,023	119,316
NextGen Healthcare, Inc. (a)	8,108	127,052
Omnicell, Inc. (a)	6,144	444,027
Pareteum Corp. (a) (b)	16,331	21,067

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PDF Solutions, Inc. (a)	4,192	$54,789
Phreesia, Inc. (a)	1,518	36,796
Phunware, Inc. (a) (b)	4,729	6,810
Progress Software Corp.	6,574	250,206
PROS Holdings, Inc. (a)	4,894	291,682
QAD, Inc. Class A	1,644	75,920
SailPoint Technologies Holding, Inc. (a)	12,672	236,840
Simulations Plus, Inc.	1,786	61,974
SPS Commerce, Inc. (a)	5,186	244,105
SVMK, Inc. (a)	12,723	217,563
Synchronoss Technologies, Inc. (a)	5,766	31,136
Tabula Rasa HealthCare, Inc. (a) (b)	2,879	158,172
TiVo Corp.	18,092	137,771
Upland Software, Inc. (a)	3,390	118,175
Verint Systems, Inc. (a)	9,717	415,693
Verra Mobility Corp. (a)	17,176	246,476
Workiva, Inc. (a)	5,446	238,698
Yext, Inc. (a)	13,836	219,854
Zuora, Inc. Class A (a) (b)	12,875	193,769

		12,914,881

		27,233,405

Utilities — 3.9%
Electric — 2.0%
ALLETE, Inc.	7,694	672,533
Ameresco, Inc. Class A (a)	3,266	52,485
Atlantic Power Corp. (a) (b)	15,793	36,956
Avista Corp.	9,733	471,467
Black Hills Corp.	9,055	694,790
Clearway Energy, Inc. Class A	5,115	88,694
Clearway Energy, Inc. Class C	10,885	198,651
El Paso Electric Co.	6,027	404,291
Genie Energy Ltd. Class B	2,188	16,322
MGE Energy, Inc.	5,174	413,247
NorthWestern Corp.	7,515	564,001
Ormat Technologies, Inc.	5,888	437,420
Otter Tail Corp.	5,846	314,222
PNM Resources, Inc.	11,796	614,336
Portland General Electric Co.	13,330	751,412
Spark Energy, Inc. Class A	1,677	17,692
Unitil Corp.	2,167	137,474

		5,885,993

Gas — 1.3%
Chesapeake Utilities Corp.	2,373	226,194
New Jersey Resources Corp.	13,172	595,638
Northwest Natural Holding Co.	4,490	320,317
ONE Gas, Inc.	7,755	745,333
RGC Resources, Inc.	1,081	31,609
South Jersey Industries, Inc.	13,741	452,216
Southwest Gas Holdings, Inc.	8,057	733,509
Spire, Inc.	7,378	643,657

		3,748,473

	Number of Shares	Value
Water — 0.6%
American States Water Co.	5,441	$488,928
Artesian Resources Corp. Class A	1,199	44,363
California Water Service Group	7,134	377,603
Connecticut Water Service, Inc.	1,780	124,707
Consolidated Water Co. Ltd.	2,201	36,294
Global Water Resources, Inc.	1,753	20,755
Middlesex Water Co.	2,360	153,306
PICO Holdings, Inc. (a)	2,783	28,080
SJW Group	3,909	266,946
The York Water Co.	1,913	83,522

		1,624,504

		11,258,970

TOTAL COMMON STOCK (Cost $274,101,884)		286,316,792

TOTAL EQUITIES (Cost $274,101,884)		286,316,792

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
GTx, Inc. CVR (a) (b) (c) (d)	111	-

TOTAL WARRANTS (Cost $228)		-

RIGHTS — 0.0%
Basic Materials — 0.0%
Chemicals — 0.0%
A. Schulman, Inc. CVR (a) (c) (d)	3,820	1,998

Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Tobira Therapeutics Inc. CVR (a) (c) (d)	1,376	10,471

Pharmaceuticals — 0.0%
Omthera Pharmaceuticals Inc. CVR (a) (c) (d)	428	-

		10,471

TOTAL RIGHTS (Cost $1,737)		12,469

MUTUAL FUNDS — 6.1%
Diversified Financial Services — 6.1%
State Street Navigator Securities Lending Prime Portfolio (e)	17,760,100	17,760,100

TOTAL MUTUAL FUNDS (Cost $17,760,100)		17,760,100

TOTAL LONG-TERM INVESTMENTS (Cost $291,863,949)		304,089,361

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (f)	$2,570,285	$2,570,285

U.S. Treasury Bill — 0.2%
U.S. Treasury Bill 0.000% 1/09/20 (g)	535,000	532,323

TOTAL SHORT-TERM INVESTMENTS (Cost $3,102,358)		3,102,608

TOTAL INVESTMENTS — 106.4% (Cost $294,966,307) (h)		307,191,969

Other Assets/(Liabilities) — (6.4)%		(18,603,552)

NET ASSETS — 100.0%		$288,588,417

Abbreviation Legend

CVR	Contingent Value Rights

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $17,179,419 or 5.95% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(c)	Investment was valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $12,469 or 0.00% of net assets.

(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $2,570,353. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $2,621,724.

(g)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Russell 2000 E Mini Index	12/20/19	45	$3,518,961	$(87,711)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 95.1%

COMMON STOCK — 95.0%
Basic Materials — 2.8%
Chemicals — 2.5%
Air Products & Chemicals, Inc.	189,000	$41,931,541
FMC Corp.	564,947	49,534,553
RPM International, Inc.	806,000	55,460,860
The Sherwin-Williams Co.	92,217	50,707,362
Valvoline, Inc.	849,000	18,703,470

		216,337,786

Mining — 0.3%
Franco-Nevada Corp.	94,000	8,569,040
Kirkland Lake Gold Ltd. (a)	440,000	19,712,000

		28,281,040

		244,618,826

Communications — 3.1%
Internet — 2.5%
Chewy, Inc. Class A (a) (b)	104,000	2,556,320
IAC/InterActiveCorp (b)	486,812	106,110,411
Shopify, Inc. Class A (b)	12,000	3,739,920
Symantec Corp.	1,402,543	33,142,091
Twitter, Inc. (b)	1,349,770	55,610,524
Zendesk, Inc. (b)	150,369	10,958,893

		212,118,159

Telecommunications — 0.6%
Corning, Inc.	1,892,000	53,959,840

		266,077,999

Consumer, Cyclical — 15.6%
Airlines — 0.8%
Alaska Air Group, Inc.	279,000	18,109,890
JetBlue Airways Corp. (b)	1,182,503	19,806,925
United Airlines Holdings, Inc. (b)	375,000	33,153,750

		71,070,565

Apparel — 1.2%
Capri Holdings Ltd. (b)	395,656	13,119,953
Levi Strauss & Co. Class A (a) (b)	566,000	10,776,640
Tapestry, Inc.	1,842,000	47,984,100
Under Armour, Inc. Class A (b)	452,205	9,016,968
VF Corp.	236,000	21,001,640

		101,899,301

Auto Parts & Equipment — 0.2%
Visteon Corp. (b)	264,000	21,790,560

Automotive & Parts — 0.9%
Aptiv PLC	727,000	63,554,340
BorgWarner, Inc.	319,018	11,701,580

		75,255,920

	Number of Shares	Value
Entertainment — 1.3%
Eldorado Resorts, Inc. (a) (b)	584,442	$23,301,703
Live Nation Entertainment, Inc. (b)	517,579	34,336,191
Vail Resorts, Inc.	237,000	53,931,720

		111,569,614

Leisure Time — 1.0%
Norwegian Cruise Line Holdings Ltd. (b)	1,608,000	83,246,160

Lodging — 1.8%
Hilton Worldwide Holdings, Inc.	481,000	44,785,910
Marriott International, Inc. Class A	287,000	35,694,190
MGM Resorts International	2,594,000	71,905,680

		152,385,780

Retail — 8.4%
Advance Auto Parts, Inc.	80,147	13,256,314
Burlington Stores, Inc. (b)	519,017	103,709,977
CarMax, Inc. (b)	281,000	24,728,000
Carvana Co. (a) (b)	149,932	9,895,512
Casey’s General Stores, Inc.	361,000	58,178,760
Darden Restaurants, Inc.	165,000	19,506,300
Dollar General Corp.	1,108,271	176,148,593
Dollar Tree, Inc. (b)	519,000	59,249,040
Domino’s Pizza, Inc.	51,000	12,474,090
Dunkin’ Brands Group, Inc.	471,000	37,378,560
Floor & Decor Holdings, Inc. Class A (b)	310,171	15,865,247
The Michaels Cos., Inc. (a) (b)	425,000	4,160,750
O’Reilly Automotive, Inc. (b)	199,818	79,629,471
Ross Stores, Inc.	297,044	32,630,283
Tiffany & Co.	189,000	17,507,070
Ulta Salon Cosmetics & Fragrance, Inc. (b)	133,169	33,378,810
Yum! Brands, Inc.	241,352	27,376,557

		725,073,334

		1,342,291,234

Consumer, Non-cyclical — 27.9%
Biotechnology — 2.6%
Alnylam Pharmaceuticals, Inc. (b)	227,000	18,255,340
Argenx SE ADR (b)	96,000	10,940,160
BioMarin Pharmaceutical, Inc. (b)	208,080	14,024,592
Exact Sciences Corp. (b)	465,470	42,064,524
Exelixis, Inc. (b)	985,722	17,432,493
Illumina, Inc. (b)	22,362	6,802,968
Incyte Corp. (b)	501,922	37,257,670
Sage Therapeutics, Inc. (b)	94,000	13,187,260
Seattle Genetics, Inc. (b)	724,539	61,875,631

		221,840,638

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 10.3%
Booz Allen Hamilton Holding Corp.	259,912	$18,458,950
Bright Horizons Family Solutions, Inc. (b)	126,721	19,324,952
Cintas Corp.	201,267	53,959,683
Clarivate Analytics Plc (a) (b)	1,199,483	20,235,278
CoreLogic, Inc. (b)	1,163,000	53,812,010
CoStar Group, Inc. (b)	95,000	56,354,000
Equifax, Inc.	155,000	21,803,850
FleetCor Technologies, Inc. (b)	247,000	70,834,660
Gartner, Inc. (b)	188,000	26,882,120
Global Payments, Inc.	895,954	142,456,686
IHS Markit Ltd. (b)	1,511,229	101,070,995
MarketAxess Holdings, Inc.	73,000	23,907,500
Moody’s Corp.	188,283	38,566,007
ServiceMaster Global Holdings, Inc. (b)	753,000	42,092,700
TransUnion	806,000	65,374,660
Verisk Analytics, Inc.	472,000	74,642,080
WeWork Companies, Inc., Class A (Acquired 5/26/15, Cost $240,273) (b) (c) (d) (e)	16,955	288,744
WEX, Inc. (b)	276,298	55,831,537

		885,896,412

Foods — 1.1%
Conagra Brands, Inc.	802,000	24,605,360
The Kroger Co.	471,000	12,142,380
Sprouts Farmers Market, Inc. (b)	1,125,000	21,757,500
TreeHouse Foods, Inc. (b)	661,000	36,652,450

		95,157,690

Health Care – Products — 9.8%
ABIOMED, Inc. (b)	47,624	8,471,833
Alcon, Inc. (b)	784,716	45,741,096
Avantor, Inc. (b)	2,192,000	32,222,400
Bruker Corp.	1,784,000	78,371,120
The Cooper Cos., Inc.	527,107	156,550,779
Edwards Lifesciences Corp. (b)	78,262	17,210,596
Hologic, Inc. (b)	2,417,000	122,034,330
ICU Medical, Inc. (b)	151,000	24,099,600
IDEXX Laboratories, Inc. (b)	147,279	40,049,578
Insulet Corp. (b)	139,621	23,027,692
QIAGEN NV (b)	397,655	13,110,685
ResMed, Inc.	144,372	19,506,101
Steris PLC	193,918	28,019,212
Teleflex, Inc.	563,417	191,420,926
West Pharmaceutical Services, Inc.	285,006	40,419,551

		840,255,499

Health Care – Services — 1.2%
Acadia Healthcare Co., Inc. (b)	944,000	29,339,520
Catalent, Inc. (b)	1,513,000	72,109,580
MEDNAX, Inc. (b)	283,000	6,401,460

		107,850,560

	Number of Shares	Value
Healthcare-Products — 0.1%
Align Technology, Inc. (b)	55,565	$10,052,820

Household Products — 0.5%
Avery Dennison Corp.	352,287	40,009,235

Pharmaceuticals — 2.3%
Alkermes PLC (b)	1,415,000	27,606,650
Amneal Pharmaceuticals, Inc. (b)	963,000	2,792,700
Ascendis Pharma A/S ADR (b)	80,000	7,705,600
Elanco Animal Health, Inc. (b)	1,557,000	41,400,630
Neurocrine Biosciences, Inc. (b)	246,000	22,167,060
Perrigo Co. PLC	804,000	44,935,560
PRA Health Sciences, Inc. (b)	472,000	46,836,560
Sarepta Therapeutics, Inc. (b)	94,000	7,080,080

		200,524,840

		2,401,587,694

Energy — 2.1%
Oil & Gas — 2.1%
Cabot Oil & Gas Corp.	1,133,000	19,906,810
Concho Resources, Inc.	1,156,758	78,543,868
Continental Resources, Inc. (b)	566,000	17,427,140
Noble Energy, Inc.	938,707	21,083,359
Pioneer Natural Resources Co.	264,000	33,203,280
Venture Global LNG, Inc. Series B (Acquired 3/08/18, Cost $652,320) (b) (c) (d) (e)	216	1,123,200
Venture Global LNG, Inc. Series C (Acquired 10/16/17-3/08/18, Cost $4,872,708) (b) (c) (d) (e)	1,328	6,905,600

		178,193,257

		178,193,257

Financial — 8.5%
Banks — 0.9%
Fifth Third Bancorp	923,000	25,271,740
Texas Capital Bancshares, Inc. (b)	207,974	11,365,779
Webster Financial Corp.	872,513	40,894,685

		77,532,204

Diversified Financial Services — 2.4%
Cboe Global Markets, Inc.	472,000	54,237,520
LPL Financial Holdings, Inc.	271,644	22,247,643
Nasdaq, Inc.	340,799	33,858,381
SLM Corp.	1,415,000	12,487,375
TD Ameritrade Holding Corp.	1,603,000	74,860,100
Tradeweb Markets, Inc. Class A	283,000	10,465,340

		208,156,359

Insurance — 3.8%
Aon PLC	396,860	76,820,190
Assurant, Inc.	378,000	47,559,960
Axis Capital Holdings Ltd.	383,000	25,553,760
Fidelity National Financial, Inc.	1,508,000	66,970,280
The Progressive Corp.	236,000	18,231,000

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Willis Towers Watson PLC	473,000	$91,274,810

		326,410,000

Private Equity — 0.9%
KKR & Co., Inc. Class A	2,791,242	74,944,848

Real Estate Investment Trusts (REITS) — 0.5%
SBA Communications Corp.	177,393	42,778,322

		729,821,733

Industrial — 19.8%
Aerospace & Defense — 1.9%
L3 Harris Technologies, Inc.	791,934	165,229,110

Building Materials — 0.9%
Martin Marietta Materials, Inc.	142,000	38,922,200
Vulcan Materials Co.	246,870	37,336,619

		76,258,819

Electronics — 5.0%
Agilent Technologies, Inc.	1,329,000	101,841,270
Allegion PLC	141,000	14,614,650
Amphenol Corp. Class A	314,631	30,361,891
FLIR Systems, Inc.	330,000	17,354,700
Fortive Corp.	848,000	58,138,880
Keysight Technologies, Inc. (b)	943,000	91,706,750
National Instruments Corp.	848,000	35,607,520
Sensata Technologies Holding PLC (b)	1,609,000	80,546,540

		430,172,201

Engineering & Construction — 0.8%
Jacobs Engineering Group, Inc.	257,625	23,572,687
KBR, Inc.	1,692,094	41,523,987

		65,096,674

Environmental Controls — 1.2%
Stericycle, Inc. (b)	308,991	15,736,912
Waste Connections, Inc.	976,978	89,881,976

		105,618,888

Hand & Machine Tools — 0.5%
Colfax Corp. (b)	1,556,000	45,217,360

Machinery – Construction & Mining — 0.7%
BWX Technologies, Inc.	1,058,976	60,584,017

Machinery – Diversified — 3.7%
Cognex Corp.	262,000	12,872,060
Gardner Denver Holdings, Inc. (b)	2,310,000	65,349,900
IDEX Corp.	476,000	78,006,880
Rockwell Automation, Inc.	149,608	24,655,398
Roper Technologies, Inc.	234,830	83,740,378
Xylem, Inc.	714,000	56,848,680

		321,473,296

Miscellaneous – Manufacturing — 1.2%
Textron, Inc.	2,075,000	101,592,000

	Number of Shares	Value
Packaging & Containers — 2.7%
Ball Corp.	2,580,585	$187,892,394
Sealed Air Corp.	954,000	39,600,540

		227,492,934

Transportation — 1.2%
J.B. Hunt Transport Services, Inc.	519,000	57,427,350
Kirby Corp. (b)	208,258	17,110,477
Knight-Swift Transportation Holdings, Inc.	755,336	27,418,697

		101,956,524

		1,700,691,823

Technology — 13.6%
Computers — 0.8%
Genpact Ltd.	766,446	29,699,781
Leidos Holdings, Inc.	407,214	34,971,538

		64,671,319

Semiconductors — 5.7%
Advanced Micro Devices, Inc. (b)	830,939	24,088,922
Entegris, Inc.	586,000	27,577,160
KLA Corp.	155,396	24,777,892
Lam Research Corp.	212,818	49,184,368
Marvell Technology Group Ltd.	3,328,353	83,108,974
Maxim Integrated Products, Inc.	754,000	43,664,140
Microchip Technology, Inc. (a)	1,533,281	142,457,138
Monolithic Power Systems, Inc.	111,439	17,343,251
Skyworks Solutions, Inc.	471,000	37,326,750
Xilinx, Inc.	453,000	43,442,700

		492,971,295

Software — 7.1%
Atlassian Corp. PLC Class A (b)	340,000	42,649,600
Autodesk, Inc. (b)	79,354	11,720,586
Black Knight, Inc. (b)	519,000	31,690,140
Ceridian HCM Holding, Inc. (b)	665,483	32,854,896
DocuSign, Inc. (b)	708,000	43,839,360
Electronic Arts, Inc. (b)	232,031	22,697,272
Fidelity National Information Services, Inc.	691,614	91,818,675
Fiserv, Inc. (b)	758,000	78,521,220
Guidewire Software, Inc. (b)	124,671	13,137,830
InterXion Holding NV (b)	259,532	21,141,477
ServiceNow, Inc. (b)	64,290	16,320,017
Slack Technologies, Inc. Class A (a) (b)	518,733	12,309,534
Splunk, Inc. (b)	501,506	59,107,497
SS&C Technologies Holdings, Inc	880,699	45,417,647
Veeva Systems, Inc. Class A (b)	57,000	8,703,330
Workday, Inc. Class A (b)	487,616	82,875,215

		614,804,296

		1,172,446,910

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 1.6%
Electric — 1.3%
Eversource Energy	472,000	$40,341,840
Sempra Energy	480,000	70,852,800

		111,194,640

Gas — 0.3%
Atmos Energy Corp.	208,000	23,689,119

		134,883,759

TOTAL COMMON STOCK (Cost $6,730,482,426)		8,170,613,235

PREFERRED STOCK — 0.1%
Communications — 0.1%
Internet — 0.1%
Roofoods, Ltd., Series F (Acquired 9/12/17, Cost $5,955,543) (b) (c) (d) (e)	16,844	6,546,421
Roofoods, Ltd., Series G (Acquired 9/12/17, Cost $5,955,543) (b) (c) (d) (e)	630	263,278

		6,809,699

Consumer, Non-cyclical — 0.0%
Commercial Services — 0.0%
Wework Companies, Inc., Series D-1 (Acquired 12/09/14, Cost $1,394,302) (b) (c) (d) (e)	83,736	1,426,024
Wework Companies, Inc., Series D-2 (Acquired 12/09/14, Cost $1,095,513) (b) (c) (d) (e)	65,792	1,120,438

		2,546,462

TOTAL PREFERRED STOCK (Cost $8,708,635)		9,356,161

TOTAL EQUITIES (Cost $6,739,191,061)		8,179,969,396

MUTUAL FUNDS — 1.0%
Diversified Financial Services — 1.0%
State Street Navigator Securities Lending Prime Portfolio (f)	86,789,589	86,789,589

TOTAL MUTUAL FUNDS (Cost $86,789,589)		86,789,589

TOTAL LONG-TERM INVESTMENTS (Cost $6,825,980,650)		8,266,758,985

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 5.1%
Mutual Fund — 1.8%
T. Rowe Price Treasury Reserve Fund	152,415,539	$152,415,539

TOTAL MUTUAL FUND (Cost $152,415,539)		152,415,539

	Principal Amount
Repurchase Agreement — 3.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (g)	$288,644,060	288,644,060

TOTAL SHORT-TERM INVESTMENTS (Cost $441,059,599)		441,059,599

TOTAL INVESTMENTS — 101.2% (Cost $7,267,040,249) (h)		8,707,818,584

Other Assets/(Liabilities) — (1.2)%		(103,315,810)

NET ASSETS — 100.0%		$8,604,502,774

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $84,895,927 or 0.99% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(b)	Non-income producing security.
(c)	Investment was valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $17,673,705 or 0.21% of net assets.

(e)

Restricted security. Certain securities are restricted as to resale. At September 30, 2019, these securities amounted to a value of $17,673,705 or 0.21% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)	Represents investment of security lending collateral. (Note 2).
(g)

Maturity value of $288,651,677. Collateralized by U.S. Government Agency obligations with rates ranging from 2.000% – 2.500%, maturity dates ranging from 2/15/23 – 3/31/23, and an aggregate market value, including accrued interest, of $294,419,951.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.0%
Basic Materials — 2.3%
Chemicals — 1.3%
Ingevity Corp. (a)	34,911	$2,961,849
Methanex Corp.	33,877	1,201,617
Minerals Technologies, Inc.	22,141	1,175,466
Orion Engineered Carbons SA	70,028	1,170,168

		6,509,100

Iron & Steel — 1.0%
Carpenter Technology Corp.	96,694	4,995,212

		11,504,312

Communications — 5.1%
Advertising — 0.7%
The Trade Desk, Inc. Class A (a)	18,645	3,496,870

Internet — 3.2%
Anaplan, Inc. (a)	46,196	2,171,212
Cardlytics, Inc. (a)	25,164	843,497
DraftKings, Inc. (Acquired 8/22/17, Cost $1,072,661) (a) (b) (c) (d)	281,739	777,600
Etsy, Inc. (a)	49,306	2,785,789
Mimecast Ltd. (a)	61,476	2,192,849
Q2 Holdings, Inc. (a)	30,695	2,420,915
RingCentral, Inc. Class A (a)	28,657	3,601,038
Roku, Inc. (a)	18,628	1,895,585
Veracode, Inc.(Escrow Shares) (Acquired 8/26/14, Cost $57,059) (a) (b) (c) (d)	30,294	16,480

		16,704,965

Media — 0.8%
Cable One, Inc.	2,131	2,673,766
The New York Times Co. Class A	50,388	1,435,050

		4,108,816

Telecommunications — 0.4%
Ciena Corp. (a)	49,489	1,941,454

		26,252,105

Consumer, Cyclical — 13.7%
Airlines — 0.2%
Spirit Airlines, Inc. (a)	33,587	1,219,208

Apparel — 1.5%
Canada Goose Holdings, Inc. (a) (e)	25,232	1,109,451
Carter’s, Inc.	28,034	2,556,981
Deckers Outdoor Corp. (a)	9,665	1,424,234
Skechers U.S.A., Inc. Class A (a)	40,653	1,518,390
Under Armour, Inc. Class C (a)	67,165	1,217,702

		7,826,758

	Number of Shares	Value
Distribution & Wholesale — 1.0%
IAA, Inc. (a)	23,273	$971,182
Pool Corp.	21,480	4,332,516

		5,303,698

Entertainment — 1.0%
Cinemark Holdings, Inc.	52,311	2,021,297
Marriott Vacations Worldwide Corp.	27,189	2,817,052

		4,838,349

Home Builders — 2.0%
Cavco Industries, Inc. (a)	8,552	1,642,754
Century Communities, Inc. (a)	39,545	1,211,263
LCI Industries	13,582	1,247,507
Skyline Champion Corp. (a)	151,387	4,555,235
TRI Pointe Group, Inc. (a)	40,834	614,143
Winnebago Industries, Inc.	26,845	1,029,506

		10,300,408

Leisure Time — 2.6%
Acushnet Holdings Corp.	156,925	4,142,820
BRP, Inc.	55,247	2,149,664
Lindblad Expeditions Holdings, Inc. (a)	107,693	1,804,935
Planet Fitness, Inc. Class A (a)	65,594	3,795,925
YETI Holdings, Inc. (a) (e)	42,318	1,184,904

		13,078,248

Lodging — 0.4%
Choice Hotels International, Inc.	19,603	1,743,883

Retail — 5.0%
BMC Stock Holdings, Inc. (a)	79,419	2,079,189
Boot Barn Holdings, Inc. (a)	78,872	2,752,633
The Cheesecake Factory, Inc.	48,135	2,006,267
The Children’s Place, Inc. (e)	18,409	1,417,309
FirstCash, Inc.	20,157	1,847,792
Five Below, Inc. (a)	12,197	1,538,042
Floor & Decor Holdings, Inc. Class A (a)	40,997	2,096,997
Freshpet, Inc. (a)	51,181	2,547,278
La-Z-Boy, Inc.	50,738	1,704,289
Nu Skin Enterprises, Inc. Class A	41,093	1,747,685
Ollie’s Bargain Outlet Holdings, Inc. (a)	14,550	853,212
Rush Enterprises, Inc. Class A	45,300	1,747,674
Wingstop, Inc.	35,106	3,064,052

		25,402,419

		69,712,971

Consumer, Non-cyclical — 26.9%
Beverages — 0.3%
The Boston Beer Co., Inc. Class A (a)	1,863	678,281
MGP Ingredients, Inc. (e)	18,807	934,332

		1,612,613

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Biotechnology — 2.9%
10X Genomics, Inc. (a)	9,803	$494,071
ACADIA Pharmaceuticals, Inc. (a)	14,964	538,554
Amicus Therapeutics, Inc. (a)	180,672	1,448,989
Apellis Pharmaceuticals, Inc. (a)	36,595	881,574
Arena Pharmaceuticals, Inc. (a)	29,785	1,363,259
Blueprint Medicines Corp. (a)	18,507	1,359,709
CRISPR Therapeutics AG (a) (e)	17,047	698,757
CytomX Therapeutics, Inc. (a)	25,770	190,183
Exact Sciences Corp. (a)	19,969	1,804,599
Iovance Biotherapeutics, Inc. (a)	36,130	657,566
Karyopharm Therapeutics, Inc. (a) (e)	50,406	484,906
Orchard Therapeutics plc (a) (e)	57,186	679,370
Sage Therapeutics, Inc. (a)	5,839	819,153
Sangamo Therapeutics, Inc. (a)	184,219	1,667,182
Ultragenyx Pharmaceutical, Inc. (a)	14,272	610,556
Veracyte, Inc. (a)	32,452	778,848

		14,477,276

Commercial Services — 6.0%
2U, Inc. (a)	10,859	176,784
Avalara, Inc. (a)	14,138	951,346
Bright Horizons Family Solutions, Inc. (a)	27,016	4,119,940
The Brink’s Co.	21,979	1,823,158
Cardtronics PLC Class A (a)	59,120	1,787,789
Chegg, Inc. (a)	48,049	1,439,068
Euronet Worldwide, Inc. (a)	18,143	2,654,321
Grand Canyon Education, Inc. (a)	11,090	1,089,038
HealthEquity, Inc. (a)	16,393	936,778
HMS Holdings Corp. (a)	100,049	3,448,189
Insperity, Inc.	10,189	1,004,839
Liveramp Holdings, Inc. (a)	29,736	1,277,459
Monro, Inc.	3,800	300,238
Paylocity Holding Corp. (a)	24,845	2,424,375
Strategic Education, Inc.	20,722	2,815,705
TriNet Group, Inc. (a)	69,062	4,294,966

		30,543,993

Foods — 1.7%
Nomad Foods Ltd. (a)	53,952	1,106,016
Performance Food Group Co. (a)	62,310	2,866,883
Post Holdings, Inc. (a)	7,636	808,194
Sanderson Farms, Inc.	8,300	1,256,039
The Simply Good Foods Co. (a)	96,343	2,792,984

		8,830,116

Health Care – Products — 10.5%
Adaptive Biotechnologies Corp. (a)	7,171	221,584
Avanos Medical, Inc. (a)	27,658	1,036,069
Bio-Techne Corp.	20,977	4,104,569
CareDx, Inc. (a)	43,487	983,241
Genomic Health, Inc. (a)	37,523	2,544,810

	Number of Shares	Value
Glaukos Corp. (a)	14,218	$888,767
Globus Medical, Inc. Class A (a)	72,491	3,705,740
Haemonetics Corp. (a)	53,322	6,726,037
Hill-Rom Holdings, Inc.	19,967	2,101,127
Inspire Medical Systems, Inc. (a)	27,081	1,652,482
Insulet Corp. (a)	62,248	10,266,563
iRhythm Technologies, Inc. (a)	36,638	2,715,242
Masimo Corp. (a)	24,099	3,585,690
Novocure Ltd. (a)	19,891	1,487,449
Penumbra, Inc. (a) (e)	21,687	2,916,685
Repligen Corp. (a)	54,423	4,173,700
Tandem Diabetes Care, Inc. (a)	56,252	3,317,743
Wright Medical Group NV (a)	50,174	1,035,090

		53,462,588

Health Care – Services — 2.7%
Acadia Healthcare Co., Inc. (a)	29,300	910,644
Addus HomeCare Corp. (a)	15,132	1,199,665
Amedisys, Inc. (a)	43,688	5,723,565
LHC Group, Inc. (a)	16,782	1,905,764
Medpace Holdings, Inc. (a)	17,617	1,480,533
Molina Healthcare, Inc. (a)	9,431	1,034,769
Teladoc Health, Inc. (a) (e)	25,122	1,701,262

		13,956,202

Pharmaceuticals — 2.8%
Aerie Pharmaceuticals, Inc. (a)	18,961	364,430
Agios Pharmaceuticals, Inc. (a) (e)	19,181	621,464
Ascendis Pharma A/S ADR (a)	6,707	646,018
G1 Therapeutics, Inc. (a)	48,384	1,102,188
Galapagos NV Sponsored ADR (a) (e)	12,968	1,979,695
Global Blood Therapeutics, Inc. (a)	17,131	831,196
Heron Therapeutics, Inc. (a)	26,697	493,895
MyoKardia, Inc. (a)	22,483	1,172,489
Portola Pharmaceuticals, Inc. (a)	18,800	504,216
PRA Health Sciences, Inc. (a)	41,666	4,134,517
Ra Pharmaceuticals, Inc. (a)	27,016	638,928
Reata Pharmaceuticals, Inc. Class A (a)	5,668	455,084
Revance Therapeutics, Inc. (a)	39,806	517,478
Rhythm Pharmaceuticals, Inc. (a)	19,909	429,835
UroGen Pharma Ltd. (a) (e)	13,904	331,332

		14,222,765

		137,105,553

Energy — 2.0%
Energy – Alternate Sources — 0.9%
First Solar, Inc. (a)	39,766	2,306,826
Pattern Energy Group, Inc. Class A	89,236	2,403,125

		4,709,951

Oil & Gas — 1.1%
Delek US Holdings, Inc.	51,831	1,881,465

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Matador Resources Co. (a)	64,871	$1,072,318
Viper Energy Partners LP	87,170	2,411,994

		5,365,777

		10,075,728

Financial — 17.3%
Banks — 3.7%
Ameris Bancorp	54,994	2,212,959
Atlantic Union Bankshares Corp.	104,373	3,887,372
BancorpSouth Bank	118,666	3,513,700
CenterState Bank Corp.	41,101	985,808
First Interstate BancSystem, Inc. Class A	48,023	1,932,446
National Bank Holdings Corp. Class A	56,346	1,926,470
Pinnacle Financial Partners, Inc.	18,448	1,046,924
Seacoast Banking Corp. of Florida (a)	67,427	1,706,577
South State Corp.	21,111	1,589,658

		18,801,914

Diversified Financial Services — 3.2%
Air Lease Corp.	44,425	1,857,854
Ares Management Corp. Class A	32,110	860,869
Hamilton Lane, Inc. Class A	50,616	2,883,087
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	171,923	5,011,555
LPL Financial Holdings, Inc.	34,764	2,847,172
PRA Group, Inc. (a)	85,947	2,904,149

		16,364,686

Insurance — 3.2%
Assured Guaranty Ltd.	52,281	2,324,413
eHealth, Inc. (a)	21,095	1,408,935
James River Group Holdings Ltd.	40,977	2,099,662
Kemper Corp.	38,981	3,038,569
Kinsale Capital Group, Inc.	19,886	2,054,423
MGIC Investment Corp.	139,562	1,755,690
NMI Holdings, Inc. Class A (a)	66,658	1,750,439
Primerica, Inc.	15,289	1,945,219

		16,377,350

Private Equity — 0.7%
Kennedy-Wilson Holdings, Inc.	174,312	3,820,919

Real Estate — 0.8%
McGrath RentCorp	60,861	4,235,317

Real Estate Investment Trusts (REITS) — 4.9%
Agree Realty Corp.	27,535	2,014,185
Americold Realty Trust	26,931	998,332
Brandywine Realty Trust	112,772	1,708,496
CoreSite Realty Corp.	13,072	1,592,823
First Industrial Realty Trust, Inc.	50,595	2,001,538
Life Storage, Inc.	17,932	1,890,212
MFA Financial, Inc.	237,570	1,748,515
NexPoint Residential Trust, Inc.	85,009	3,975,021

	Number of Shares	Value
PotlatchDeltic Corp.	57,281	$2,353,390
PS Business Parks, Inc.	8,650	1,573,867
Redwood Trust, Inc.	99,633	1,634,978
Xenia Hotels & Resorts, Inc.	164,049	3,464,715

		24,956,072

Savings & Loans — 0.8%
Sterling Bancorp	190,653	3,824,499

		88,380,757

Industrial — 15.7%
Aerospace & Defense — 2.6%
Aerojet Rocketdyne Holdings, Inc. (a)	122,959	6,210,659
HEICO Corp.	15,013	1,874,824
Kratos Defense & Security Solutions, Inc. (a)	53,605	996,785
Mercury Systems, Inc. (a)	50,308	4,083,500

		13,165,768

Building Materials — 0.8%
Louisiana-Pacific Corp.	82,300	2,022,934
Trex Co., Inc. (a)	22,437	2,040,196

		4,063,130

Electrical Components & Equipment — 1.0%
EnerSys	49,039	3,233,632
Novanta, Inc. (a)	21,979	1,796,124

		5,029,756

Electronics — 0.9%
Watts Water Technologies, Inc. Class A	17,088	1,601,658
Woodward, Inc.	28,147	3,035,091

		4,636,749

Engineering & Construction — 0.7%
Argan, Inc.	87,135	3,423,534

Environmental Controls — 1.3%
Casella Waste Systems, Inc. Class A (a)	69,656	2,991,028
Clean Harbors, Inc. (a)	44,274	3,417,953

		6,408,981

Machinery – Diversified — 1.8%
Chart Industries, Inc. (a)	84,626	5,277,277
Curtiss-Wright Corp.	15,248	1,972,634
SPX FLOW, Inc. (a)	52,317	2,064,429

		9,314,340

Metal Fabricate & Hardware — 2.6%
Advanced Drainage Systems, Inc.	115,199	3,717,472
RBC Bearings, Inc. (a)	24,780	4,111,250
Rexnord Corp. (a)	206,486	5,585,446

		13,414,168

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Miscellaneous – Manufacturing — 2.6%
Actuant Corp. Class A	146,124	$3,205,961
Axon Enterprise, Inc. (a)	15,467	878,216
Hexcel Corp.	8,796	722,415
ITT, Inc.	95,720	5,857,107
John Bean Technologies Corp.	25,435	2,529,002

		13,192,701

Packaging & Containers — 0.6%
Graphic Packaging Holding Co.	214,115	3,158,196

Transportation — 0.5%
CryoPort, Inc. (a) (e)	34,551	565,082
Kirby Corp. (a)	25,269	2,076,101

		2,641,183

Trucking & Leasing — 0.3%
GATX Corp.	22,130	1,715,739

		80,164,245

Technology — 14.7%
Computers — 2.5%
Endava PLC Sponsored ADR (a)	27,869	1,054,842
EPAM Systems, Inc. (a)	5,476	998,384
ForeScout Technologies, Inc. (a)	46,524	1,764,190
Globant SA (a)	19,382	1,775,004
Kornit Digital Ltd. (a) (e)	56,488	1,738,701
Rapid7, Inc. (a)	56,942	2,584,597
Science Applications International Corp.	32,880	2,872,068

		12,787,786

Office & Business Equipment — 0.4%
Zebra Technologies Corp. Class A (a)	10,017	2,067,208

Semiconductors — 4.2%
Cohu, Inc.	100,680	1,359,683
Entegris, Inc.	82,034	3,860,520
Lattice Semiconductor Corp. (a)	231,061	4,224,950
MKS Instruments, Inc.	29,148	2,689,778
Monolithic Power Systems, Inc.	22,597	3,516,771
Silicon Laboratories, Inc. (a)	11,438	1,273,621
Tower Semiconductor Ltd. (a)	229,645	4,418,370

		21,343,693

Software — 7.6%
Alteryx, Inc. Class A (a)	21,563	2,316,513
Bandwidth, Inc. Class A (a)	34,159	2,224,093
Castlight Health, Inc. Class B (a)	188,762	266,154
Cloudera, Inc. (a) (e)	119,627	1,059,895
Cloudflare, Inc. (a)	51,739	960,793
Coupa Software, Inc. (a)	30,389	3,937,503
Envestnet, Inc. (a)	11,600	657,720
Fair Isaac Corp. (a)	3,564	1,081,745
Five9, Inc. (a)	56,847	3,054,958
Guidewire Software, Inc. (a)	16,163	1,703,257

	Number of Shares	Value
HubSpot, Inc. (a)	31,595	$4,790,118
ManTech International Corp. Class A	39,248	2,802,700
MongoDB, Inc. (a) (e)	19,599	2,361,288
Omnicell, Inc. (a)	95,375	6,892,751
SailPoint Technologies Holding, Inc. (a)	52,245	976,459
SVMK, Inc. (a)	92,500	1,581,750
Zynga, Inc. Class A (a)	325,234	1,892,862

		38,560,559

		74,759,246

Utilities — 0.3%
Electric — 0.3%
Black Hills Corp.	22,599	1,734,021

TOTAL COMMON STOCK (Cost $445,113,235)		499,688,938

PREFERRED STOCK — 0.2%
Communications — 0.1%
Internet — 0.1%
The Honest Company, Inc., Series D (Acquired 8/03/15, Cost $650,636) (a) (b) (c) (d)	14,220	550,172

Technology — 0.1%
Software — 0.1%
MarkLogic Corp., Series F (Acquired 4/27/15, Cost $894,502) (a) (b) (c) (d)	77,018	744,764

TOTAL PREFERRED STOCK (Cost $1,545,139)		1,294,936

TOTAL EQUITIES (Cost $446,658,374)		500,983,874

MUTUAL FUNDS — 3.3%
Diversified Financial Services — 3.3%
State Street Navigator Securities Lending Prime Portfolio (f)	16,878,460	16,878,460

		16,878,460

TOTAL MUTUAL FUNDS (Cost $16,878,460)		16,878,460

TOTAL LONG-TERM INVESTMENTS (Cost $463,536,834)		517,862,334

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (g)	$6,519,711	$6,519,711

TOTAL SHORT-TERM INVESTMENTS (Cost $6,519,711)		6,519,711

TOTAL INVESTMENTS — 102.8% (Cost $470,056,545) (h)		524,382,045

Other Assets/(Liabilities) — (2.8)%		(14,402,119)

NET ASSETS — 100.0%		$509,979,926

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $2,089,016 or 0.41% of net assets.

(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2019, these securities amounted to a value of $2,089,016 or 0.41% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $16,478,411 or 3.23% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(f)	Represents investment of security lending collateral. (Note 2).
(g)

Maturity value of $6,519,883. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/31/23, and an aggregate market value, including accrued interest, of $6,659,746.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 97.7%
Australia — 6.8%
The AGL Energy Ltd.	10,497	$135,657
Alumina Ltd.	38,789	62,097
AMP Ltd.	53,650	66,216
APA Group	19,587	151,717
Aristocrat Leisure Ltd.	9,292	192,681
ASX Ltd.	3,228	176,906
Aurizon Holdings Ltd.	32,341	128,927
AusNet Services	29,454	36,057
Australia & New Zealand Banking Group Ltd.	46,320	895,092
Bank of Queensland Ltd.	6,610	44,305
Bendigo & Adelaide Bank Ltd.	8,270	64,170
BHP Group Ltd.	48,212	1,193,610
BlueScope Steel Ltd.	7,966	64,639
Boral Ltd.	20,051	65,802
Brambles Ltd.	26,286	202,511
Caltex Australia Ltd.	3,848	68,626
Challenger Ltd.	8,875	44,326
CIMIC Group Ltd.	1,649	35,081
Coca-Cola Amatil Ltd.	8,486	61,063
Cochlear Ltd.	968	136,213
Coles Group Ltd.	18,631	193,894
Commonwealth Bank of Australia	29,032	1,588,634
Computershare Ltd.	7,899	86,636
Crown Resorts Ltd.	6,282	51,122
CSL Ltd.	7,412	1,171,238
Dexus	18,441	148,573
Flight Centre Travel Group Ltd.	864	27,793
Fortescue Metals Group Ltd.	22,874	137,185
Goodman Group	27,058	258,912
The GPT Group	30,881	128,544
Harvey Norman Holdings Ltd. (a)	9,263	28,351
Incitec Pivot Ltd.	23,451	53,736
Insurance Australia Group Ltd.	38,277	204,306
LendLease Group	9,297	110,376
Macquarie Group Ltd.	5,258	465,899
Magellan Financial Group Ltd.	1,974	68,622
Medibank Pvt. Ltd.	44,277	101,904
Mirvac Group	65,607	135,687
National Australia Bank Ltd.	45,956	924,591
Newcrest Mining Ltd.	12,455	290,382
Orica Ltd.	6,092	92,800
Origin Energy Ltd.	29,620	160,284
QBE Insurance Group Ltd.	21,302	181,032
Ramsay Health Care Ltd.	2,430	106,513
REA Group Ltd.	895	65,642
Rio Tinto Ltd.	6,121	384,969
Santos Ltd.	29,395	154,109

	Number of Shares	Value
Scentre Group	86,667	$230,110
SEEK Ltd.	5,258	76,319
Sonic Healthcare Ltd.	7,130	135,315
South32 Ltd.	83,707	148,756
Stockland	37,724	115,927
Suncorp Group Ltd.	20,571	189,611
Sydney Airport	17,221	93,485
Tabcorp Holdings Ltd.	32,375	106,055
Telstra Corp. Ltd.	66,113	156,838
TPG Telecom Ltd.	6,332	29,708
Transurban Group	43,506	431,871
Treasury Wine Estates Ltd.	11,718	147,081
Vicinity Centres	55,422	96,200
Washington H Soul Pattinson & Co. Ltd.	1,775	25,212
Wesfarmers Ltd.	18,480	497,178
Westpac Banking Corp.	56,532	1,132,317
Woodside Petroleum Ltd.	15,264	335,059
Woolworths Group Ltd.	20,765	523,163
WorleyParsons Ltd.	5,330	47,148

		15,664,783

Austria — 0.2%
ANDRITZ AG	1,224	50,066
Erste Group Bank AG	4,897	162,119
OMV AG	2,484	133,076
Raiffeisen Bank International AG	2,364	54,949
Verbund AG	1,145	62,632
voestalpine AG	1,860	42,802

		505,644

Belgium — 1.0%
Ageas	2,848	158,048
Anheuser-Busch InBev SA/NV	12,464	1,186,573
Colruyt SA	965	52,877
Groupe Bruxelles Lambert SA	1,354	130,096
KBC Group NV	4,114	267,711
Proximus SADP	2,511	74,603
Solvay SA	1,213	125,776
Telenet Group Holding NV	750	35,402
UCB SA	1,984	144,066
Umicore SA (a)	3,181	120,192

		2,295,344

Bermuda — 0.3%
CK Infrastructure Holdings Ltd.	11,000	73,780
Dairy Farm International Holdings Ltd.	5,700	35,932
Hongkong Land Holdings Ltd.	19,800	111,562
Jardine Matheson Holdings Ltd.	3,500	187,728
Jardine Strategic Holdings Ltd.	3,700	110,769
Kerry Properties Ltd.	11,000	34,043
NWS Holdings Ltd.	26,368	40,879

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shangri-La Asia Ltd.	18,000	$18,404
Yue Yuen Industrial Holdings Ltd.	12,000	32,937

		646,034

Cayman Islands — 0.6%
ASM Pacific Technology Ltd.	5,000	61,424
BeiGene Ltd. ADR (b)	583	71,394
CK Asset Holdings Ltd.	42,745	291,075
CK Hutchison Holdings Ltd.	43,245	380,184
Melco Resorts & Entertainment Ltd. ADR	3,405	66,091
MGM China Holdings Ltd.	16,000	25,156
Sands China Ltd.	40,400	184,459
WH Group Ltd. (c)	158,072	143,043
Wharf Real Estate Investment Co. Ltd.	20,000	109,647
Wynn Macau Ltd.	25,200	49,546

		1,382,019

Denmark — 1.7%
AP Moller — Maersk A/S Class A	60	64,147
AP Moller — Maersk A/S Class B	103	116,780
Carlsberg A/S Class B	1,725	255,227
Chr Hansen Holding A/S	1,743	147,985
Coloplast A/S Class B	1,936	233,393
Danske Bank A/S	10,767	149,894
Demant A/S (b)	1,660	42,562
DSV A/S	3,623	345,101
Genmab A/S (b)	1,086	220,742
H Lundbeck A/S	1,147	38,057
ISS A/S	2,475	61,245
Novo Nordisk A/S Class B	28,996	1,497,209
Novozymes A/S Class B	3,542	148,910
Orsted A/S (c)	3,118	289,596
Pandora A/S	1,605	64,500
Tryg A/S	1,868	53,529
Vestas Wind Systems A/S	3,039	236,092

		3,964,969

Finland — 1.1%
Elisa OYJ	2,410	124,244
Fortum OYJ	7,184	169,947
Kone OYJ Class B	5,542	315,692
Metso OYJ	1,689	63,065
Neste OYJ (a)	7,010	231,620
Nokia OYJ	91,725	464,840
Nokian Renkaat OYJ	2,000	56,467
Nordea Bank Abp	52,784	374,721
Orion OYJ Class B	1,659	61,867
Sampo OYJ Class A	7,184	285,801
Stora Enso OYJ Class R	9,355	112,835
UPM-Kymmene OYJ	8,768	259,469
Wartsila OYJ Abp	7,010	78,635

		2,599,203

	Number of Shares	Value
France — 10.4%
Accor SA	2,933	$122,382
Aeroports de Paris	476	84,657
Air Liquide SA	7,003	997,809
Alstom SA	3,125	129,577
Amundi SA (c)	936	65,339
Arkema SA	1,157	108,010
Atos SE	1,649	116,384
AXA SA	31,702	810,318
BioMerieux	726	60,088
BNP Paribas SA	18,437	898,929
Bollore SA	14,853	61,594
Bouygues SA	3,636	145,781
Bureau Veritas SA	4,615	111,283
Capgemini SE	2,624	309,517
Carrefour SA	9,594	167,907
Casino Guichard Perrachon SA (a)	921	43,946
Cie de Saint-Gobain	7,895	310,124
Cie Generale des Etablissements Michelin SCA	2,811	314,129
CNP Assurances	2,968	57,390
Covivio	705	74,613
Credit Agricole SA	18,433	224,140
Danone SA	10,093	888,951
Dassault Aviation SA	40	56,571
Dassault Systemes SE	2,170	309,133
Edenred	3,886	186,610
Eiffage SA	1,270	131,752
Electricite de France SA	10,039	112,348
Engie SA	29,665	484,663
EssilorLuxottica SA	4,631	668,055
Eurazeo SE	586	43,620
Eutelsat Communications SA	2,857	53,198
Faurecia SE	1,290	61,330
Gecina SA	746	117,218
Getlink SE	7,234	108,694
Hermes International	518	358,284
ICADE	524	46,862
Iliad SA	440	41,320
Imerys SA	609	24,506
Ingenico Group SA	972	94,894
Ipsen SA	600	56,951
JCDecaux SA	1,295	35,078
Kering SA	1,234	629,972
Klepierre	3,190	108,323
L’Oreal SA	4,138	1,159,503
Legrand SA	4,347	310,493
LVMH Moet Hennessy Louis Vuitton SE	4,551	1,811,615
Natixis SA	16,032	66,581
Orange SA	32,380	508,249
Pernod Ricard SA	3,467	617,196
Peugeot SA	9,604	239,869

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Publicis Groupe SA	3,420	$168,145
Remy Cointreau SA	358	47,515
Renault SA	3,142	180,542
Safran SA	5,352	843,697
Sanofi	18,354	1,701,939
Sartorius Stedim Biotech	445	62,263
Schneider Electric SE	8,311	729,119
Schneider Electric SE	620	54,374
SCOR SE	2,489	102,862
SEB SA	387	58,797
Societe BIC SA	410	27,538
Societe Generale SA	12,686	348,043
Sodexo SA	1,472	165,356
Suez	5,478	86,154
Teleperformance	938	203,516
Thales SA	1,723	198,303
Total SA	38,942	2,027,317
Ubisoft Entertainment SA (b)	1,343	97,130
Unibail Rodamco Westfield	11,160	80,292
Unibail Rodamco Westfield	1,295	188,786
Unibail Rodamco Westfield	428	62,394
Valeo SA	3,857	125,284
Veolia Environnement SA	8,709	220,935
Vinci SA	8,342	899,169
Vivendi SA	15,035	412,896
Wendel SA	483	66,693
Worldline SA (b) (c)	1,341	84,703

		23,789,518

Germany — 7.8%
1&1 Drillisch AG	804	25,060
adidas AG	2,954	919,352
Allianz SE Registered	6,962	1,623,510
Axel Springer SE (b)	819	56,235
BASF SE	14,979	1,047,838
Bayer AG Registered	15,283	1,077,557
Bayerische Motoren Werke AG	5,465	384,405
Beiersdorf AG	1,618	190,907
Brenntag AG	2,587	125,196
Carl Zeiss Meditec AG	673	76,683
Commerzbank AG	16,977	98,524
Continental AG	1,815	232,999
Covestro AG (c)	2,809	138,994
Daimler AG Registered	14,852	737,712
Delivery Hero AG (b) (c)	1,842	81,825
Deutsche Bank AG Registered	32,413	242,806
Deutsche Boerse AG	3,131	489,441
Deutsche Lufthansa AG Registered	4,022	63,917
Deutsche Post AG Registered	16,030	535,438
Deutsche Telekom AG Registered	54,060	907,533
Deutsche Wohnen SE	5,785	211,249
E.ON SE	35,514	345,134
Evonik Industries AG	2,957	72,997

	Number of Shares	Value
Fraport AG Frankfurt Airport Services Worldwide	688	$58,355
Fresenius Medical Care AG & Co. KGaA	3,558	239,125
Fresenius SE & Co. KGaA	6,874	321,360
GEA Group AG	2,370	63,993
Hannover Rueck SE	1,009	170,654
HeidelbergCement AG	2,505	181,104
Henkel AG & Co. KGaA	1,644	150,558
HOCHTIEF AG	407	46,356
HUGO BOSS AG	1,080	57,903
Infineon Technologies AG	20,594	370,198
KION Group AG	1,005	52,793
Knorr-Bremse AG	768	72,190
LANXESS AG	1,411	86,135
Merck KGaA	2,151	242,382
METRO AG	2,772	43,738
MTU Aero Engines AG	836	222,131
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	2,352	608,516
Puma SE	340	26,311
Puma SE	980	75,839
RWE AG	8,852	276,972
SAP SE	16,045	1,886,321
Siemens AG Registered	12,524	1,342,116
Siemens Healthineers AG (c)	2,536	99,770
Symrise AG	2,117	205,747
Telefonica Deutschland Holding AG	12,902	35,970
thyssenkrupp AG	6,262	86,778
TUI AG	7,433	86,503
Uniper SE	3,386	111,034
United Internet AG Registered	2,076	74,049
Volkswagen AG	556	95,564
Vonovia SE	8,324	422,257
Wirecard AG	1,936	309,400
Zalando SE (b) (c)	2,050	93,561

		17,900,995

Hong Kong — 2.6%
AIA Group Ltd.	197,380	1,852,048
The Bank of East Asia Ltd.	22,863	56,395
BOC Hong Kong Holdings Ltd.	60,500	206,439
CLP Holdings Ltd.	26,999	282,698
Galaxy Entertainment Group Ltd.	36,000	225,864
Hang Lung Properties Ltd.	33,000	75,009
Hang Seng Bank Ltd.	12,300	266,108
Henderson Land Development Co. Ltd.	24,325	113,409
HK Electric Investments & HK Electric Investments Ltd. Class SS	43,706	41,660
HKT Trust & HKT Ltd.	57,840	91,962
Hong Kong & China Gas Co. Ltd.	167,813	325,939

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hong Kong Exchanges & Clearing Ltd.	19,681	$580,927
Hysan Development Co. Ltd.	11,035	44,646
Link REIT	34,223	375,715
MTR Corp. Ltd.	24,028	134,198
New World Development Co. Ltd.	101,890	133,103
PCCW Ltd.	71,136	39,956
Power Assets Holdings Ltd.	23,000	154,589
Sino Land Co. Ltd.	50,341	75,979
SJM Holdings Ltd.	34,000	32,542
Sun Hung Kai Properties Ltd.	25,758	372,383
Swire Pacific Ltd. Class A	8,000	74,552
Swire Properties Ltd.	19,996	63,030
Techtronic Industries Co. Ltd.	21,403	150,205
Vitasoy International Holdings Ltd.	12,000	48,654
The Wharf Holdings Ltd.	21,000	45,972
Wheelock & Co. Ltd.	14,000	79,798

		5,943,780

Ireland — 0.6%
AIB Group PLC	13,857	41,225
Bank of Ireland Group PLC	15,045	59,796
CRH PLC	13,235	454,267
DCC PLC	1,659	144,695
Flutter Entertainment PLC (b)	1,257	117,550
James Hardie Industries PLC	7,352	123,472
Kerry Group PLC Class A	2,618	307,289
Kingspan Group PLC	2,587	126,824
Smurfit Kappa Group PLC	3,496	103,994

		1,479,112

Israel — 0.6%
Azrieli Group Ltd.	718	56,392
Bank Hapoalim B.M. (b)	18,105	142,729
Bank Leumi Le-Israel BM	24,573	174,909
Check Point Software Technologies Ltd. (b)	1,964	215,058
CyberArk Software Ltd. (b)	600	59,892
Elbit Systems Ltd.	390	64,641
Israel Chemicals Ltd.	11,207	55,850
Israel Discount Bank Ltd.	20,201	88,863
Mizrahi Tefahot Bank Ltd.	2,307	57,347
Nice Ltd. (b)	1,047	150,727
Teva Pharmaceutical Industries Ltd. Sponsored ADR (b)	17,907	123,200
Wix.com Ltd. (b)	764	89,189

		1,278,797

Italy — 1.9%
Assicurazioni Generali SpA	17,753	344,282
Atlantia SpA	8,209	198,768
Davide Campari-Milano SpA	9,775	88,387
Enel SpA	132,967	993,514
Eni SpA	41,407	632,397

	Number of Shares	Value
FinecoBank Banca Fineco SpA	10,061	$106,649
Intesa Sanpaolo SpA	245,775	583,471
Leonardo SpA	6,438	75,799
Mediobanca Banca di Credito Finanziario SpA	10,626	116,158
Moncler SpA	3,010	107,366
Pirelli & C SpA (c)	6,657	39,451
Poste Italiane SpA (c)	8,592	97,799
Prysmian SpA	4,071	87,499
Recordati SpA	1,755	75,331
Snam SpA	31,816	160,861
Telecom Italia SpA (b)	148,473	84,802
Terna Rete Elettrica Nazionale SpA	23,695	152,177
UniCredit SpA	32,796	387,451

		4,332,162

Japan — 24.2%
ABC-Mart, Inc.	500	31,789
Acom Co. Ltd.	6,300	24,820
Advantest Corp.	3,300	145,956
Aeon Co. Ltd.	11,000	202,328
AEON Financial Service Co. Ltd.	1,800	27,235
Aeon Mall Co. Ltd.	1,500	23,753
AGC, Inc.	3,100	96,730
Air Water, Inc.	2,400	43,157
Aisin Seiki Co. Ltd.	2,600	82,233
Ajinomoto Co. Inc.	7,300	138,116
Alfresa Holdings Corp.	3,100	69,556
Alps Electric Co. Ltd.	3,300	61,989
Amada Holdings Co. Ltd.	5,800	62,957
ANA Holdings, Inc.	2,000	67,259
Aozora Bank Ltd.	1,900	47,682
Asahi Group Holdings Ltd.	6,000	297,054
Asahi Intecc Co. Ltd.	3,200	84,680
Asahi Kasei Corp.	20,600	204,257
Astellas Pharma, Inc.	30,600	437,322
Bandai Namco Holdings, Inc.	3,300	205,590
The Bank of Kyoto Ltd.	800	31,493
Benesse Holdings, Inc.	1,100	28,670
Bridgestone Corp.	9,100	353,863
Brother Industries Ltd.	3,600	65,703
Calbee, Inc.	1,300	40,536
Canon, Inc.	16,600	443,144
Casio Computer Co. Ltd.	3,200	49,601
Central Japan Railway Co.	2,300	474,733
Century Tokyo Leasing Corp.	700	32,596
The Chiba Bank Ltd.	9,700	50,189
Chubu Electric Power Co. Inc.	10,900	157,875
Chugai Pharmaceutical Co. Ltd.	3,700	288,434
The Chugoku Electric Power Co., Inc.	4,900	62,934
Coca-Cola Bottlers Japan Holdings, Inc.	2,100	47,353
Concordia Financial Group Ltd.	17,400	67,118

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Credit Saison Co. Ltd.	2,600	$35,070
CyberAgent, Inc.	1,700	65,680
Dai Nippon Printing Co. Ltd.	3,900	101,364
Dai-ichi Life Holdings, Inc.	17,700	268,973
Daicel Corp.	3,800	32,331
Daifuku Co. Ltd.	1,700	88,471
Daiichi Sankyo Co. Ltd.	9,200	580,199
Daikin Industries Ltd.	4,100	538,370
Daito Trust Construction Co. Ltd.	1,200	153,851
Daiwa House Industry Co. Ltd.	9,400	306,277
Daiwa House REIT Investment Corp.	29	81,545
Daiwa Securities Group, Inc.	26,700	119,591
Denso Corp.	7,200	318,088
Dentsu, Inc.	3,600	127,451
Disco Corp.	400	76,542
East Japan Railway Co.	5,000	478,315
Eisai Co. Ltd.	4,100	209,403
Electric Power Development Co. Ltd.	2,600	59,547
FamilyMart Co. Ltd.	4,000	97,864
FANUC Corp.	3,200	607,039
Fast Retailing Co. Ltd.	900	536,529
Fuji Electric Co. Ltd.	2,000	61,710
FUJIFILM Holdings Corp.	6,000	264,421
Fujitsu Ltd.	3,200	257,010
Fukuoka Financial Group, Inc.	2,900	55,154
GMO Payment Gateway, Inc.	700	46,778
Hakuhodo DY Holdings, Inc.	3,700	53,801
Hamamatsu Photonics KK	2,200	82,295
Hankyu Hanshin Holdings, Inc.	3,700	143,214
Hikari Tsushin, Inc.	300	65,167
Hino Motors Ltd.	4,200	34,803
Hirose Electric Co. Ltd.	525	64,769
Hisamitsu Pharmaceutical Co., Inc.	800	35,203
Hitachi Chemical Co. Ltd.	1,700	55,606
Hitachi Construction Machinery Co. Ltd.	1,700	41,308
Hitachi High-Technologies Corp.	1,100	63,559
Hitachi Ltd.	15,900	595,442
Hitachi Metals Ltd.	3,500	38,012
Honda Motor Co. Ltd.	26,300	684,698
Hoshizaki Corp.	900	71,012
Hoya Corp.	6,200	506,148
Hulic Co. Ltd.	4,000	41,062
Idemitsu Kosan Co. Ltd.	3,171	89,174
IHI Corp.	2,300	50,313
Iida Group Holdings Co. Ltd.	2,500	40,911
Inpex Corp.	16,700	152,338
Isetan Mitsukoshi Holdings Ltd.	5,800	46,457
Isuzu Motors Ltd.	9,000	99,882
ITOCHU Corp.	21,800	451,905
Itochu Techno-Solutions Corp.	1,700	45,038
J Front Retailing Co. Ltd.	3,600	42,323
Japan Airlines Co. Ltd.	1,600	47,556
Japan Airport Terminal Co. Ltd.	800	34,843

	Number of Shares	Value
Japan Exchange Group, Inc.	8,600	$136,081
Japan Post Bank Co. Ltd.	7,000	68,041
Japan Post Holdings Co. Ltd.	26,000	240,110
Japan Prime Realty Investment Corp.	14	66,456
Japan Real Estate Investment Corp.	21	140,820
Japan Retail Fund Investment Corp.	45	95,145
Japan Tobacco, Inc.	19,400	425,110
JFE Holdings, Inc.	8,000	96,842
JGC Corp.	3,300	43,514
JSR Corp.	3,000	48,312
JTEKT Corp.	3,300	38,143
JXTG Holdings, Inc.	53,300	241,759
Kajima Corp.	7,500	98,925
Kakaku.com, Inc.	2,300	56,861
Kamigumi Co. Ltd.	1,900	43,043
Kaneka Corp.	800	25,095
The Kansai Electric Power Co., Inc.	11,300	126,378
Kansai Paint Co. Ltd.	2,800	65,445
Kao Corp.	7,900	585,889
Kawasaki Heavy Industries Ltd.	2,300	51,261
KDDI Corp.	28,800	752,836
Keihan Holdings Co. Ltd.	1,500	66,925
Keikyu Corp.	3,500	68,146
Keio Corp.	1,700	106,165
Keisei Electric Railway Co. Ltd.	2,000	82,559
Keyence Corp.	1,500	934,556
Kikkoman Corp.	2,300	110,419
Kintetsu Group Holdings Co. Ltd.	2,800	146,236
Kirin Holdings Co. Ltd.	13,500	286,591
Kobayashi Pharmaceutical Co. Ltd.	800	61,150
Kobe Steel Ltd.	5,200	27,917
Koito Manufacturing Co. Ltd.	1,600	78,885
Komatsu Ltd.	15,200	350,291
Konami Holdings Corp.	1,600	77,515
Konica Minolta, Inc.	7,100	49,647
Kose Corp.	500	84,491
Kubota Corp.	17,200	261,615
Kuraray Co. Ltd.	5,100	63,086
Kurita Water Industries Ltd.	1,800	48,473
Kyocera Corp.	5,300	331,005
Kyowa Kirin Co. Ltd.	4,100	79,619
Kyushu Electric Power Co, Inc.	6,000	56,635
Kyushu Railway Co.	2,600	83,150
Lawson, Inc.	800	40,979
LINE Corp. (b)	1,000	35,807
Lion Corp.	3,700	72,994
LIXIL Group Corp.	4,200	73,853
M3, Inc.	6,900	167,080
Makita Corp.	3,800	120,611
Marubeni Corp.	25,600	170,869
Marui Group Co. Ltd.	3,300	69,972
Maruichi Steel Tube Ltd.	900	23,897
Mazda Motor Corp.	9,700	86,764

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
McDonald’s Holdings Co. Japan Ltd.	1,100	$53,222
Mebuki Financial Group Inc.	13,300	32,916
Medipal Holdings Corp.	2,700	60,361
MEIJI Holdings Co. Ltd.	1,800	131,411
Mercari, Inc. (b)	1,200	29,985
MinebeaMitsumi, Inc.	6,200	99,072
MISUMI Group, Inc.	4,800	114,030
Mitsubishi Chemical Holding Corp.	21,200	151,940
Mitsubishi Corp.	22,300	549,128
Mitsubishi Electric Corp.	30,100	402,151
Mitsubishi Estate Co. Ltd.	19,300	373,714
Mitsubishi Gas Chemical Co., Inc.	2,600	34,946
Mitsubishi Heavy Industries Ltd.	5,300	208,479
Mitsubishi Materials Corp.	1,800	48,862
Mitsubishi Motors Corp.	10,600	46,260
Mitsubishi Tanabe Pharma Corp.	4,000	44,043
Mitsubishi UFJ Financial Group, Inc.	200,400	1,021,375
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,400	37,151
Mitsui & Co. Ltd.	27,200	446,926
Mitsui Chemicals, Inc.	2,900	65,363
Mitsui Fudosan Co. Ltd.	14,700	365,848
Mitsui OSK Lines Ltd.	2,000	50,928
Mizuho Financial Group, Inc.	392,100	602,868
MonotaRO Co. Ltd. (a)	2,100	55,346
MS&AD Insurance Group Holdings, Inc.	7,800	253,751
Murata Manufacturing Co. Ltd.	9,300	450,239
Nabtesco Corp.	1,800	56,271
Nagoya Railroad Co. Ltd.	3,200	95,930
NEC Corp.	4,100	173,748
Nexon Co. Ltd. (b)	8,200	99,520
NGK Insulators Ltd.	4,600	65,894
NGK Spark Plug Co. Ltd.	2,600	49,898
NH Foods Ltd.	1,200	48,257
Nidec Corp.	3,600	487,831
Nikon Corp.	5,200	65,335
Nintendo Co. Ltd.	1,800	670,160
Nippon Building Fund, Inc.	22	168,944
Nippon Electric Glass Co. Ltd.	1,300	29,127
Nippon Express Co. Ltd.	1,200	61,223
Nippon Paint Holdings Co. Ltd.	2,400	125,198
Nippon Prologis REIT, Inc.	33	90,371
Nippon Steel Corp.	13,400	187,806
Nippon Telegraph & Telephone Corp.	10,600	506,984
Nippon Yusen KK	2,300	38,715
Nissan Chemical Corp.	2,100	87,793
Nissan Motor Co. Ltd.	38,100	238,575
Nisshin Seifun Group, Inc.	3,200	59,371
Nissin Foods Holdings Co. Ltd.	1,100	79,727
Nitori Holdings Co. Ltd.	1,300	190,199
Nitto Denko Corp.	2,700	130,862
Nomura Holdings, Inc.	54,000	228,353

	Number of Shares	Value
Nomura Real Estate Holdings, Inc.	2,100	$45,540
Nomura Real Estate Master Fund, Inc.	62	111,949
Nomura Research Institute Ltd.	5,400	107,821
NSK Ltd.	5,700	48,375
NTT Data Corp.	10,100	131,008
NTT DOCOMO, Inc.	22,000	561,762
Obayashi Corp.	9,800	98,092
Obic Co. Ltd.	1,100	125,885
Odakyu Electric Railway Co. Ltd.	4,700	112,935
Oji Holdings Corp.	14,000	65,709
Olympus Corp.	19,000	257,162
Omron Corp.	3,100	171,073
Ono Pharmaceutical Co. Ltd.	6,400	116,395
Oracle Corp.	600	52,307
Oriental Land Co. Ltd.	3,300	502,029
ORIX Corp.	21,800	326,249
Osaka Gas Co. Ltd.	6,300	120,941
Otsuka Corp.	1,700	68,122
Otsuka Holdings Co. Ltd.	6,400	239,388
Pan Pacific International Holding Corp.	7,200	120,219
Panasonic Corp.	36,400	296,498
Park24 Co. Ltd.	1,800	41,776
PeptiDream, Inc. (b)	1,500	71,581
Persol Holdings Co. Ltd.	2,800	53,298
Pigeon Corp.	1,900	78,294
Pola Orbis Holdings, Inc.	1,600	36,013
Rakuten, Inc.	13,900	137,082
Recruit Holdings Co. Ltd.	22,100	675,479
Renesas Electronics Corp. (b)	13,000	84,544
Resona Holdings, Inc.	34,600	149,022
Ricoh Co. Ltd.	11,400	103,200
Rinnai Corp.	600	40,542
Rohm Co. Ltd.	1,500	115,673
Ryohin Keikaku Co. Ltd.	4,000	75,064
Sankyo Co. Ltd.	800	27,594
Santen Pharmaceutical Co. Ltd.	5,700	99,445
SBI Holdings, Inc.	3,642	78,404
Secom Co. Ltd.	3,400	311,242
Sega Sammy Holdings, Inc.	2,800	39,381
Seibu Holdings, Inc.	3,500	61,166
Seiko Epson Corp. (a)	4,100	57,978
Sekisui Chemical Co. Ltd.	6,300	98,203
Sekisui House Ltd.	10,500	207,245
Seven & i Holdings Co. Ltd.	12,200	468,173
Seven Bank Ltd.	10,000	27,470
SG Holdings Co. Ltd.	2,500	61,207
Sharp Corp. (a)	3,600	40,188
Shimadzu Corp.	3,800	96,582
Shimamura Co. Ltd.	400	31,801
Shimano, Inc.	1,200	181,508
Shimizu Corp.	10,100	91,844
Shin-Etsu Chemical Co. Ltd.	5,900	635,707
Shinsei Bank Ltd.	2,500	36,560

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shionogi & Co. Ltd.	4,400	$245,480
Shiseido Co. Ltd.	6,500	519,292
The Shizuoka Bank Ltd.	7,200	53,940
Showa Denko KK	2,300	60,621
SMC Corp.	900	387,227
Softbank Corp. (a)	27,200	368,374
SoftBank Group Corp.	27,000	1,060,482
Sohgo Security Services Co. Ltd.	1,200	63,124
Sompo Holdings, Inc.	5,600	235,462
Sony Corp.	20,800	1,222,219
Sony Financial Holdings, Inc.	2,400	52,274
Stanley Electric Co. Ltd.	2,200	58,633
Subaru Corp.	10,200	288,329
Sumco Corp.	3,800	51,565
Sumitomo Chemical Co. Ltd.	25,000	112,964
Sumitomo Corp.	19,700	309,039
Sumitomo Dainippon Pharma Co. Ltd.	2,600	42,970
Sumitomo Electric Industries Ltd.	12,700	162,200
Sumitomo Heavy Industries Ltd.	1,800	53,722
Sumitomo Metal Mining Co. Ltd.	3,900	121,630
Sumitomo Mitsui Financial Group, Inc.	21,500	738,481
Sumitomo Mitsui Trust Holdings, Inc.	5,500	199,361
Sumitomo Realty & Development Co. Ltd.	5,300	202,564
Sumitomo Rubber Industries Ltd.	3,000	35,782
Sundrug Co. Ltd.	1,200	37,752
Suntory Beverage & Food Ltd.	2,200	94,093
Suzuken Co. Ltd.	1,200	64,756
Suzuki Motor Corp.	6,100	259,113
Sysmex Corp.	2,700	181,483
T&D Holdings, Inc.	9,500	101,438
Taiheiyo Cement Corp.	2,100	56,453
Taisei Corp.	3,200	124,593
Taisho Pharmaceutical Holdings Co. Ltd.	600	43,814
Taiyo Nippon Sanso Corp.	2,100	42,637
Takeda Pharmaceutical Co. Ltd.	24,341	833,978
TDK Corp.	2,100	189,825
Teijin Ltd.	2,800	54,050
Terumo Corp.	10,700	344,710
THK Co. Ltd.	1,900	50,373
Tobu Railway Co. Ltd.	3,100	100,796
Toho Co. Ltd.	1,900	83,480
Toho Gas Co. Ltd.	1,200	46,045
Tohoku Electric Power Co., Inc.	7,200	70,453
Tokio Marine Holdings, Inc.	10,400	558,364
Tokyo Electric Power Co. Holdings, Inc. (b)	25,700	125,823
Tokyo Electron Ltd.	2,500	480,202
Tokyo Gas Co. Ltd.	6,400	161,807
Tokyu Corp.	8,400	158,174
Tokyu Fudosan Holdings Corp.	10,500	67,287

	Number of Shares	Value
Toppan Printing Co. Ltd.	4,800	$85,447
Toray Industries, Inc.	22,000	164,252
Toshiba Corp.	8,400	257,254
Tosoh Corp.	4,100	54,579
TOTO Ltd.	2,400	90,462
Toyo Seikan Group Holdings Ltd.	2,400	37,475
Toyo Suisan Kaisha Ltd.	1,600	64,120
Toyoda Gosei Co. Ltd.	1,100	22,169
Toyota Industries Corp.	2,500	144,297
Toyota Motor Corp.	37,300	2,501,868
Toyota Tsusho Corp.	3,600	116,747
Trend Micro, Inc.	2,100	100,335
Tsuruha Holdings, Inc.	600	65,605
Unicharm Corp.	6,700	212,361
United Urban Investment Corp.	48	91,932
USS Co. Ltd.	3,700	72,165
Welcia Holdings Co. Ltd.	800	40,411
West Japan Railway Co.	2,600	220,240
Yahoo! Japan Corp.	44,700	126,479
Yakult Honsha Co. Ltd.	2,000	111,933
Yamada Denki Co. Ltd.	11,000	53,236
Yamaha Corp.	2,400	108,575
Yamaha Motor Co. Ltd.	4,800	87,538
Yamato Holdings Co. Ltd.	5,000	75,609
Yamazaki Baking Co. Ltd.	2,000	35,689
Yaskawa Electric Corp.	3,900	144,866
Yokogawa Electric Corp.	3,600	65,906
The Yokohama Rubber Co. Ltd.	1,800	36,247
ZOZO, Inc. (a)	3,400	78,442

		55,559,690

Luxembourg — 0.3%
ArcelorMittal	10,875	153,293
Aroundtown SA	14,985	122,563
Eurofins Scientific SE (a)	185	86,060
Millicom International Cellular SA	1,090	52,880
RTL Group	620	29,841
SES SA Class A	6,082	110,922
Tenaris SA	7,982	84,686

		640,245

Mauritius — 0.0%
Golden Agri-Resources Ltd.	117,500	19,162

Netherlands — 4.9%
ABN AMRO Bank NV (c)	7,127	125,663
Adyen NV (b) (c)	169	111,431
Aegon NV	29,654	123,321
AerCap Holdings NV (b)	2,031	111,197
Airbus SE	9,559	1,243,007
Akzo Nobel NV	3,717	331,599
ASML Holding NV	6,954	1,725,996
CNH Industrial NV	16,556	168,826
EXOR NV	1,695	113,727
Ferrari NV	1,554	239,456

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ferrari NV	454	$70,116
Fiat Chrysler Automobiles NV	11,145	144,328
Fiat Chrysler Automobiles NV	6,112	79,193
Heineken Holding NV	1,907	189,991
Heineken NV	4,266	461,303
ING Groep NV	63,392	664,515
Koninklijke Ahold Delhaize NV	19,488	487,501
Koninklijke DSM NV	2,952	355,099
Koninklijke KPN NV	59,780	186,502
Koninklijke Philips NV	15,105	700,189
Koninklijke Vopak NV	1,054	54,120
NN Group NV	4,944	175,517
NXP Semiconductor NV	4,647	507,081
Prosus NV (b)	7,990	586,531
QIAGEN NV (b)	3,850	126,050
Randstad NV (a)	1,898	93,241
STMicroelectronics NV	11,215	217,296
Unilever NV	23,914	1,436,947
Wolters Kluwer NV	4,676	341,520

		11,171,263

New Zealand — 0.2%
a2 Milk Co. Ltd. (b)	12,155	100,978
Auckland International Airport Ltd.	15,426	88,186
Fisher & Paykel Healthcare Corp. Ltd.	9,581	103,518
Fletcher Building Ltd.	14,358	46,249
Meridian Energy Ltd.	20,728	67,506
Ryman Healthcare Ltd.	6,396	53,132
Spark New Zealand Ltd.	28,912	79,895

		539,464

Norway — 0.6%
Det Norske Oljeselskap ASA	1,763	46,980
DNB ASA	16,001	282,501
Equinor ASA	16,276	308,735
Gjensidige Forsikring ASA	3,473	68,924
Mowi ASA	6,924	159,743
Norsk Hydro ASA	22,731	80,246
Orkla ASA	12,713	115,749
Schibsted ASA Class B	1,499	42,049
Telenor ASA	12,186	244,512
Yara International ASA	2,835	122,307

		1,471,746

Papua New Guinea — 0.0%
Oil Search Ltd.	22,950	113,933

Portugal — 0.2%
Banco Espirito Santo SA (b) (d)	39,664	-
EDP – Energias de Portugal SA	40,995	159,238
Galp Energia SGPS SA	8,363	125,793
Jeronimo Martins SGPS SA	3,859	65,098

		350,129

	Number of Shares	Value
Singapore — 1.2%
Ascendas REIT	43,400	$98,046
CapitaLand Commercial Trust	40,643	60,824
CapitaLand Ltd.	40,300	103,224
CapitaLand Mall Trust	41,100	78,247
City Developments Ltd.	6,800	48,470
ComfortDelGro Corp. Ltd.	34,800	60,523
DBS Group Holdings, Ltd.	29,063	523,818
Genting Singapore Ltd.	103,000	65,602
Jardine Cycle & Carriage Ltd.	1,777	38,682
Keppel Corp. Ltd.	24,100	103,714
Oversea-Chinese Banking Corp. Ltd.	51,121	402,877
SATS Ltd.	11,200	39,283
Sembcorp Industries Ltd.	16,500	24,896
Singapore Airlines Ltd.	9,500	62,892
Singapore Exchange Ltd.	13,700	84,077
Singapore Press Holdings Ltd.	26,900	40,585
Singapore Technologies Engineering Ltd.	27,000	75,034
Singapore Telecommunications Ltd.	132,700	297,984
Suntec REIT	35,300	48,511
United Overseas Bank Ltd.	20,793	385,196
UOL Group Ltd.	8,269	44,887
Venture Corp. Ltd.	4,400	48,768
Wilmar International Ltd.	31,500	85,208
Yangzijiang Shipbuilding Holdings Ltd.	39,700	27,589

		2,848,937

Spain — 2.9%
ACS Actividades de Construccion y Servicios SA	4,365	174,624
Aena SME SA (c)	1,079	197,750
Amadeus IT Group SA	7,115	510,241
Banco Bilbao Vizcaya Argentaria SA	108,889	568,108
Banco de Sabadell SA	89,824	87,267
Banco Santander SA	275,102	1,121,753
Bankia SA	19,111	36,138
Bankinter SA	11,327	71,613
CaixaBank SA	58,727	154,462
Cellnex Telecom SAU (c)	3,227	133,302
Enagas SA	3,861	89,534
Endesa SA	5,360	141,015
Ferrovial SA	8,022	231,786
Grifols SA	4,745	139,812
Iberdrola SA	98,191	1,020,423
Industria de Diseno Textil SA	18,021	558,223
Mapfre SA	18,733	50,501
Naturgy Energy Group SA	4,761	126,303
Red Electrica Corp. SA	6,894	139,955
Repsol SA	23,759	370,598
Siemens Gamesa Renewable Energy SA	3,998	54,322

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Telefonica SA	76,015	$580,447

		6,558,177

Sweden — 2.3%
Alfa Laval AB	4,969	98,169
Assa Abloy AB Class B	16,340	364,004
Atlas Copco AB Class A	11,043	339,965
Atlas Copco AB Class B	6,517	176,837
Boliden AB	4,596	105,755
Electrolux AB Series B	3,676	87,230
Epiroc AB Class A	10,467	113,636
Epiroc AB Class B	6,026	62,365
Essity AB Class B	9,848	287,341
Hennes & Mauritz AB Class B	13,139	254,984
Hexagon AB Class B	4,288	207,197
Husqvarna AB Class B	6,940	52,857
ICA Gruppen AB	1,485	68,619
Industrivarden AB Class C	2,655	58,168
Investor AB Class B	7,278	355,973
Kinnevik AB Class B	3,931	103,459
L E Lundbergforetagen AB Class B	1,182	44,497
Lundin Petroleum AB	3,013	90,133
Sandvik AB	18,625	290,041
Securitas AB Class B	5,061	77,580
Skandinaviska Enskilda Banken AB Class A	26,688	245,486
Skanska AB Class B	5,471	110,880
SKF AB Class B	6,427	106,359
Svenska Handelsbanken AB Class A	24,934	233,783
Swedbank AB Class A	14,629	210,758
Swedish Match AB	2,862	118,394
Tele2 AB Class B (a)	8,232	122,425
Telefonaktiebolaget LM Ericsson Class B	50,275	401,829
Telia Co AB	45,904	205,613
Volvo AB Class B	23,920	336,374

		5,330,711

Switzerland — 9.3%
ABB Ltd. Registered	30,450	598,077
Adecco Group AG Registered	2,630	145,473
Alcon, Inc. (b)	6,747	393,770
Baloise Holding AG Registered	780	139,806
Barry Callebaut AG Registered	36	74,363
Chocoladefabriken Lindt & Spruengli AG	18	132,909
Chocoladefabriken Lindt & Spruengli AG Registered	2	165,520
Cie Financiere Richemont SA Registered	8,511	625,486
Clariant AG	3,190	62,128
Coca-Cola HBC AG	3,273	106,924
Credit Suisse Group AG Registered	42,129	517,257
Dufry AG Registered	686	57,433

	Number of Shares	Value
EMS-Chemie Holding AG Registered	133	$82,888
Geberit AG Registered	601	286,946
Givaudan SA Registered	149	415,863
Julius Baer Group Ltd.	3,530	156,590
Kuehne & Nagel International AG Registered	900	132,649
LafargeHolcim Ltd. Registered	3,557	175,302
LafargeHolcim Ltd. Registered	4,338	213,490
Lonza Group AG Registered	1,224	414,184
Nestle SA Registered	50,069	5,431,189
Novartis AG Registered	35,099	3,047,130
Pargesa Holding SA	683	52,543
Partners Group Holding AG	300	230,128
Roche Holding AG	11,480	3,347,856
Schindler Holding AG	656	146,817
Schindler Holding AG Registered	334	74,473
SGS SA Registered	89	220,557
Sika AG Registered	2,118	310,008
Sonova Holding AG Registered	911	211,853
Straumann Holding AG Registered	168	137,410
The Swatch Group AG	470	124,986
The Swatch Group AG Registered	907	45,650
Swiss Life Holding AG Registered	574	274,331
Swiss Prime Site AG Registered	1,196	117,108
Swiss Re AG	4,955	517,101
Swisscom AG Registered	433	213,563
Temenos Group AG Registered	1,029	172,440
UBS Group AG Registered	62,899	715,046
Vifor Pharma AG	711	113,663
Zurich Insurance Group AG	2,463	942,480

		21,343,390

United Kingdom — 16.0%
3i Group PLC	16,026	229,799
Admiral Group PLC	2,932	76,372
Anglo American PLC	17,158	395,277
Antofagasta PLC	6,685	74,046
Ashtead Group PLC	7,538	209,754
Associated British Foods PLC	5,903	167,124
AstraZeneca PLC	21,420	1,903,482
Auto Trader Group PLC (c)	15,140	94,922
Aviva PLC	64,533	316,476
BAE Systems PLC	52,317	366,590
Barclays PLC	280,911	519,138
Barratt Developments PLC	15,695	125,088
The Berkeley Group Holdings PLC	2,033	104,459
BHP Group PLC	34,499	737,827
BP PLC	332,988	2,105,349
British American Tobacco PLC	37,402	1,382,812
The British Land Co. PLC	13,857	99,692
BT Group PLC	136,615	300,173
Bunzl PLC	5,382	140,710
Burberry Group PLC	6,844	183,058
Carnival PLC	2,661	110,295

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Centrica PLC	93,994	$85,219
Coca-Cola European Partners PLC	3,768	208,936
Compass Group PLC	25,849	665,087
Croda International PLC	2,154	128,782
Diageo PLC	38,884	1,591,139
Direct Line Insurance Group PLC	23,612	87,094
easyJet PLC	2,711	38,326
Evraz PLC	8,396	48,311
Experian PLC	14,990	478,910
Ferguson PLC	3,803	277,849
Fresnillo PLC	3,897	32,788
G4S PLC	24,651	57,403
GlaxoSmithKline PLC	81,704	1,748,922
Glencore PLC	179,155	539,750
GVC Holdings PLC	9,428	86,270
Halma PLC	6,334	153,462
Hargreaves Lansdown PLC	4,641	118,594
HSBC Holdings PLC	330,910	2,538,971
Imperial Brands PLC	15,705	352,797
Informa PLC	20,030	209,787
InterContinental Hotels Group PLC	2,881	179,794
Intertek Group PLC	2,702	181,934
Investec PLC	11,416	58,755
ITV PLC	61,370	94,794
J Sainsbury PLC	29,115	78,683
John Wood Group PLC	11,490	53,527
Johnson Matthey PLC	3,269	122,984
Kingfisher PLC	34,086	86,650
Land Securities Group PLC	11,196	117,893
Legal & General Group PLC	96,311	294,071
Lloyds Banking Group PLC	1,159,901	773,510
London Stock Exchange Group PLC	5,174	464,657
Marks & Spencer Group PLC	30,871	70,011
Meggitt PLC	12,764	99,737
Melrose Industries PLC	78,315	194,011
Merlin Entertainments PLC (c)	11,561	64,327
Micro Focus International PLC	5,662	79,882
Mondi PLC	8,001	153,207
National Grid PLC	55,570	602,528
Next PLC	2,163	164,523
NMC Health PLC	1,512	50,361
Ocado Group PLC (b)	7,512	122,274
Pearson PLC	13,133	119,050
Persimmon PLC	5,232	139,646
Prudential PLC	41,827	759,618
Reckitt Benckiser Group PLC	11,594	904,203
RELX PLC	31,737	752,980
Rentokil Initial PLC	30,679	176,421
Rio Tinto PLC	18,577	964,927
Rolls-Royce Holdings PLC	28,059	273,264
Royal Bank of Scotland Group PLC	78,017	199,335
Royal Dutch Shell PLC Class A	70,961	2,074,136
Royal Dutch Shell PLC Class B	61,030	1,792,881

	Number of Shares	Value
RSA Insurance Group PLC	17,199	$112,948
The Sage Group PLC	18,280	155,519
Schroders PLC	1,940	73,346
Segro PLC	17,465	174,114
Severn Trent PLC	3,893	103,671
Smith & Nephew PLC	14,507	349,446
Smiths Group PLC	6,641	128,152
Spirax-Sarco Engineering PLC	1,206	116,325
SSE PLC	16,644	255,008
St. James’s Place PLC	9,025	108,653
Standard Chartered PLC	45,072	378,923
Standard Life Aberdeen PLC	38,334	134,704
Taylor Wimpey PLC	51,259	101,784
Tesco PLC	159,327	472,469
Unilever PLC	18,177	1,092,954
United Utilities Group PLC	10,714	108,748
Vodafone Group PLC	437,538	871,352
The Weir Group PLC	4,165	73,091
Whitbread PLC	2,203	116,296
Wm Morrison Supermarkets PLC	37,864	93,249
WPP PLC	20,746	259,704

		36,635,870

TOTAL COMMON STOCK (Cost $212,495,654)		224,365,077

PREFERRED STOCK — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG 7.110%	893	49,552
Fuchs Petrolub SE 2.980%	1,156	43,383
Henkel AG & Co. KGaA 1.990%	2,928	289,918
Porsche Automobil Holding SE 3.670%	2,552	166,024
Sartorius AG 0.390%	558	101,808
Volkswagen AG 3.150%	3,022	514,045

		1,164,730

Italy — 0.0%
Telecom Italia SpA 5.370%	99,009	54,173

TOTAL PREFERRED STOCK (Cost $1,246,647)		1,218,903

TOTAL EQUITIES (Cost $213,742,301)		225,583,980

MUTUAL FUNDS — 0.6%
United States — 0.6%
State Street Navigator Securities Lending Prime Portfolio (e)	1,267,533	1,267,533

TOTAL MUTUAL FUNDS (Cost $1,267,533)		1,267,533

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

RIGHTS — 0.0%
Australia — 0.0%
Harvey Norman Holdings Ltd., Expires 10/11/19 (a) (b)	543	$658

TOTAL RIGHTS (Cost $0)		658

TOTAL LONG-TERM INVESTMENTS (Cost $215,009,834)		226,852,171

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (f)	$500,440	500,440

TOTAL SHORT-TERM INVESTMENTS (Cost $500,440)		500,440

TOTAL INVESTMENTS — 99.0% (Cost $215,510,274) (g)		227,352,611

Other Assets/(Liabilities) — 1.0%		2,327,863

NET ASSETS — 100.0%		$229,680,474

Abbreviation Legend

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was
$1,205,016 or 0.52% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).
(b)	Non-income producing security.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $1,861,476 or 0.81% of net assets.

(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $0 or 0.00% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $500,454. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $513,167.

(g)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	26.1%
Financial	21.9%
Industrial	12.9%
Consumer, Cyclical	12.2%
Basic Materials	6.1%
Communications	5.7%
Energy	5.2%
Technology	4.1%
Utilities	3.7%
Mutual Funds	0.6%
Diversified	0.3%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of Montreal*	12/18/19	USD	106,000	CHF	105,059	$19
Bank of Montreal*	12/18/19	USD	39,268	DKK	264,296	439
Bank of New York Mellon*	12/18/19	SEK	1,343,169	USD	139,439	(2,273)
Citibank N.A.*	12/18/19	HKD	1,009,827	USD	128,855	86
Citibank N.A.*	12/18/19	JPY	77,846,165	USD	727,213	(3,321)
Citibank N.A.*	12/18/19	SGD	33,157	USD	24,051	(40)
Citibank N.A.*	12/18/19	GBP	180,661	USD	222,820	17
Citibank N.A.*	12/18/19	EUR	615,007	USD	677,591	(3,273)

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Citibank N.A.*	12/18/19	USD	33,983	ILS	119,805	$(623)
Citibank N.A.*	12/18/19	USD	346,000	JPY	37,237,869	(275)
Goldman Sachs & Co.*	12/18/19	USD	56,258	NOK	504,037	787
Morgan Stanley & Co. LLC*	12/18/19	USD	219,000	JPY	23,552,392	(14)
Morgan Stanley & Co. LLC*	12/18/19	AUD	222,395	USD	153,100	(2,628)
Morgan Stanley & Co. LLC*	12/18/19	USD	58,037	CHF	57,164	371

						$(10,728)

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Hang Seng Index	10/30/19	1	$169,052	$(2,919)
Topix Index	12/12/19	7	1,000,894	27,175
SPI 200 Index	12/19/19	4	450,034	968
Euro Stoxx 50 Index	12/20/19	41	1,572,857	15,800
FTSE 100 Index	12/20/19	8	720,070	6,200

				$47,224

Currency Legend

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 97.6%
Australia — 1.1%
Amcor PLC	143,722	$1,383,281
AMP Ltd.	1,254,938	1,548,867
Brambles Ltd.	134,100	1,033,123
Orica Ltd.	155,177	2,363,823

		6,329,094

Belgium — 0.8%
KBC Group NV	75,190	4,892,846

Brazil — 0.3%
Ambev SA ADR	448,864	2,073,752

Canada — 2.8%
Canadian National Railway Co.	80,727	7,254,128
Cenovus Energy, Inc.	322,517	3,025,917
Open Text Corp.	19,600	799,475
Suncor Energy, Inc.	160,491	5,062,399

		16,141,919

Cayman Islands — 0.7%
Baidu, Inc. Sponsored ADR (a)	41,184	4,232,068

Denmark — 1.6%
Carlsberg A/S Class B	20,487	3,031,208
Novo Nordisk A/S Class B	120,561	6,225,170

		9,256,378

Finland — 0.3%
UPM-Kymmene OYJ	56,007	1,657,402

France — 14.3%
Accor SA	98,721	4,119,207
Air Liquide SA	67,270	9,584,833
BNP Paribas SA	181,001	8,825,026
Bureau Veritas SA	82,761	1,995,644
Danone SA	62,493	5,504,131
Dassault Systemes SE	12,011	1,711,056
Engie SA	249,503	4,076,344
EssilorLuxottica SA	44,286	6,388,575
Hermes International	1,195	826,544
L’Oreal SA	14,685	4,114,861
Legrand SA	44,131	3,152,147
LVMH Moet Hennessy Louis Vuitton SE	19,060	7,587,207
Pernod Ricard SA	37,502	6,676,108
Publicis Groupe SA	93,373	4,590,700
Schneider Electric SE	108,276	9,495,856
Valeo SA	116,830	3,794,909

		82,443,148

Germany — 12.5%
Allianz SE Registered	20,290	4,731,545
Bayer AG Registered	183,638	12,947,748

	Number of Shares	Value
Bayerische Motoren Werke AG	98,485	$6,927,371
Beiersdorf AG	65,848	7,769,363
Continental AG	57,280	7,353,270
Daimler AG Registered	148,973	7,399,619
Deutsche Boerse AG	23,800	3,720,438
Henkel AG & Co. KGaA	1,700	155,686
Merck KGaA	35,771	4,030,799
MTU Aero Engines AG	8,838	2,348,319
ProSiebenSat.1 Media SE	101,114	1,391,802
SAP SE	73,443	8,634,285
thyssenkrupp AG	320,517	4,441,697

		71,851,942

Hong Kong — 1.7%
AIA Group Ltd.	1,025,600	9,623,368

India — 1.6%
Axis Bank Ltd.	109,830	1,061,374
Housing Development Finance Corp. Ltd.	117,310	3,275,129
Tata Consultancy Services Ltd.	172,162	5,092,940

		9,429,443

Indonesia — 0.3%
Bank Mandiri Persero Tbk PT	3,154,800	1,550,993

Ireland — 2.2%
Linde PLC (a)	18,412	3,570,651
Ryanair Holdings PLC Sponsored ADR (a)	124,820	8,285,552
Willis Towers Watson PLC	3,972	766,477

		12,622,680

Israel — 0.7%
Check Point Software Technologies Ltd. (a)	36,942	4,045,149

Italy — 2.7%
Eni SpA	207,300	3,166,030
Intesa Sanpaolo SpA	5,192,984	12,328,162

		15,494,192

Japan — 10.8%
Daikin Industries Ltd.	45,000	5,908,939
Denso Corp.	39,100	1,727,393
FANUC Corp.	11,500	2,181,547
Hitachi Ltd.	115,200	4,314,147
Hoya Corp.	117,100	9,559,662
Japan Tobacco, Inc.	167,400	3,668,218
Komatsu Ltd.	182,200	4,198,879
Kubota Corp.	292,900	4,455,054
Kyocera Corp.	79,200	4,946,333
Olympus Corp.	627,600	8,494,475
Omron Corp.	8,800	485,627
Shin-Etsu Chemical Co. Ltd.	16,700	1,799,373
Terumo Corp.	208,400	6,713,800

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Toyota Motor Corp.	54,500	$3,655,544

		62,108,991

Mexico — 0.3%
Grupo Televisa SAB Sponsored ADR	171,900	1,681,182

Netherlands — 5.3%
Akzo Nobel NV	67,421	6,014,728
ASML Holding NV	8,995	2,232,576
CNH Industrial NV	692,142	7,057,958
EXOR NV	70,300	4,716,843
ING Groep NV	319,406	3,348,216
Prosus NV (a)	22,775	1,671,871
QIAGEN NV (a)	66,555	2,179,022
Randstad NV (b)	64,146	3,151,237

		30,372,451

Portugal — 0.3%
Galp Energia SGPS SA	105,574	1,588,002

Republic of Korea — 1.3%
NAVER Corp.	35,950	4,727,921
Samsung Electronics Co. Ltd.	74,850	3,053,875

		7,781,796

Singapore — 0.7%
DBS Group Holdings, Ltd.	223,400	4,026,457

South Africa — 0.5%
Naspers Ltd.	19,875	3,019,543

Spain — 1.2%
Amadeus IT Group SA	94,060	6,745,363

Sweden — 2.6%
Essity AB Class B	102,926	3,003,129
Hennes & Mauritz AB Class B	268,194	5,204,746
SKF AB Class B	186,700	3,089,650
Volvo AB Class B	267,500	3,761,707

		15,059,232

Switzerland — 11.6%
Alcon, Inc. (a)	14,709	858,451
Cie Financiere Richemont SA Registered	34,320	2,522,229
Credit Suisse Group AG Registered	608,625	7,472,655
Julius Baer Group Ltd.	56,370	2,500,566
Kuehne & Nagel International AG Registered	15,240	2,246,190
LafargeHolcim Ltd. Registered	68,984	3,399,776
Nestle SA Registered	143,580	15,574,710
Novartis AG Registered	73,550	6,385,265
Roche Holding AG	37,613	10,968,896
Sika AG Registered	18,135	2,654,390
The Swatch Group AG	6,380	1,696,612
UBS Group AG Registered	466,476	5,302,976
Zurich Insurance Group AG	14,119	5,402,710

		66,985,426

	Number of Shares	Value
Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. (c)	277,000	$2,440,214
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	116,570	5,418,174

		7,858,388

United Kingdom — 17.3%
Ashtead Group PLC	150,390	4,184,786
Barclays PLC	968,166	1,789,220
Compass Group PLC	226,913	5,838,406
Diageo PLC	166,641	6,818,975
Experian PLC	245,903	7,856,259
Ferguson PLC	35,267	2,576,623
G4S PLC	761,200	1,772,556
Glencore PLC	2,923,400	8,807,489
Just Eat PLC (a)	188,241	1,546,151
Liberty Global PLC Series A (a)	141,500	3,502,125
Lloyds Banking Group PLC	10,786,100	7,192,988
Meggitt PLC	86,749	677,854
Prudential PLC	73,239	1,330,090
Reckitt Benckiser Group PLC	82,839	6,460,522
RELX PLC	182,490	4,341,085
RELX PLC	85,370	2,025,456
Rio Tinto PLC	60,199	3,126,858
Rolls-Royce Holdings PLC	770,050	7,499,452
Royal Bank of Scotland Group PLC	1,628,900	4,161,876
Schroders PLC	300	8,943
Schroders PLC	127,600	4,824,210
Smiths Group PLC	210,804	4,067,900
Tesco PLC	916,218	2,716,959
WPP PLC	513,904	6,433,180

		99,559,963

United States — 0.8%
Yum China Holdings, Inc.	99,001	4,497,615

TOTAL COMMON STOCK (Cost $551,158,178)		562,928,783

PREFERRED STOCK — 0.1%
Germany — 0.1%
Henkel AG & Co. KGaA 1.990%	5,500	544,587

TOTAL PREFERRED STOCK (Cost $558,508)		544,587

TOTAL EQUITIES (Cost $551,716,686)		563,473,370

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.6%
United States — 0.6%
State Street Navigator Securities Lending Prime Portfolio (d)	3,218,312	$3,218,312

TOTAL MUTUAL FUNDS (Cost $3,218,312)		3,218,312

TOTAL LONG-TERM INVESTMENTS (Cost $554,934,998)		566,691,682

	Principal Amount
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (e)	$12,526,286	12,526,286

TOTAL SHORT-TERM INVESTMENTS (Cost $12,526,286)		12,526,286

TOTAL INVESTMENTS — 100.5% (Cost $567,461,284) (f)		579,217,968

Other Assets/(Liabilities) — (0.5)%		(2,737,308)

NET ASSETS — 100.0%		$576,480,660

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $3,063,121 or 0.53% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $2,440,214 or 0.42% of net assets.

(d)	Represents investment of security lending collateral. (Note 2).
(e)

Maturity value of $12,526,617. Collateralized by U.S. Government Agency obligations with rates ranging from 2.000% – 2.500%, maturity dates ranging from 2/15/23 – 3/31/23, and an aggregate market value, including accrued interest, of $12,783,843.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	28.8%
Financial	18.4%
Industrial	16.1%
Consumer, Cyclical	13.5%
Basic Materials	6.8%
Technology	5.8%
Communications	5.4%
Energy	2.2%
Utilities	0.7%
Mutual Funds	0.6%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
State Street Bank and Trust Co.*	12/18/19	USD	2,225,539	CHF	2,177,000	$29,433

Currency Legend

CHF	Swiss Franc
USD	U.S. Dollar

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 97.4%

COMMON STOCK — 96.2%
Australia — 3.0%
Amcor PLC	775,198	$7,461,044
Australia & New Zealand Banking Group Ltd.	114,583	2,214,212
BHP Group Ltd.	181,461	4,492,525
Challenger Ltd.	288,158	1,439,189
CSL Ltd.	6,674	1,054,620
Downer EDI Ltd.	288,817	1,522,565
Incitec Pivot Ltd.	545,596	1,250,200
Independence Group NL	356,655	1,552,747
Macquarie Group Ltd.	28,582	2,532,584
Rio Tinto Ltd.	13,166	828,051
Scentre Group	441,094	1,171,152
South32 Ltd.	2,466,711	4,383,608
Suncorp Group Ltd.	193,710	1,785,526
Telstra Corp. Ltd.	174,023	412,831
WorleyParsons Ltd.	288,819	2,554,855

		34,655,709

Austria — 0.5%
BAWAG Group AG (a)	38,341	1,508,049
Erste Group Bank AG	137,459	4,550,690

		6,058,739

Belgium — 0.7%
Anheuser-Busch InBev SA/NV	19,431	1,849,831
Galapagos NV (b)	6,943	1,060,073
KBC Group NV	57,708	3,755,238
Umicore SA	48,357	1,827,136

		8,492,278

Bermuda — 1.0%
Credicorp Ltd.	26,537	5,531,372
Hongkong Land Holdings Ltd.	170,300	959,543
Jardine Matheson Holdings Ltd.	53,500	2,869,557
Liberty Latin America Ltd. Class C (b)	97,225	1,662,062

		11,022,534

Brazil — 1.3%
Ambev SA ADR	170,600	788,172
B3 SA — Brasil Bolsa Balcao	116,200	1,220,185
Banco Bradesco SA Sponsored ADR	226,360	1,842,570
BR Malls Participacoes SA	148,900	516,408
EDP — Energias do Brasil SA	339,500	1,601,511
Lojas Renner SA	234,358	2,846,737
Multiplan Empreendimentos Imobiliarios SA	70,120	486,880
Porto Seguro SA	39,897	565,478
Raia Drogasil SA	144,783	3,338,586

	Number of Shares	Value
Suzano SA	142,300	$1,152,456

		14,358,983

British Virgin Islands — 0.1%
Mail.ru Group Ltd. GDR (b)	34,825	729,903

Canada — 3.2%
Bombardier, Inc. Class B (b)	583,845	788,831
Canadian Pacific Railway Ltd.	6,479	1,439,821
Element Fleet Management Corp.	269,713	2,157,948
Franco-Nevada Corp.	25,662	2,338,315
Magna International, Inc.	185,470	9,891,115
National Bank of Canada	90,996	4,527,649
Restaurant Brands International, Inc.	41,583	2,958,215
Seven Generations Energy Ltd. Class A (b)	408,860	2,598,484
Sun Life Financial, Inc.	73,654	3,293,402
TC Energy Corp.	48,300	2,500,947
Waste Connections, Inc.	37,604	3,459,568

		35,954,295

Cayman Islands — 5.3%
58.com, Inc. ADR (b)	47,471	2,340,795
AAC Technologies Holdings, Inc.	81,500	435,888
Alibaba Group Holding Ltd. Sponsored ADR (b)	119,203	19,934,318
Baidu, Inc. Sponsored ADR (b)	19,246	1,977,719
China Mengniu Dairy Co. Ltd.	1,392,000	5,195,398
CK Hutchison Holdings Ltd.	438,500	3,855,022
Ctrip.com International Ltd. ADR (b)	52,450	1,536,260
Farfetch Ltd. Class A (b)	80,151	692,505
Hengan International Group Co. Ltd.	145,500	950,123
StoneCo Ltd. Class A (b)	63,051	2,192,914
Sunny Optical Technology Group Co. Ltd.	65,500	977,037
TAL Education Group Sponsored ADR (b)	28,396	972,279
Tencent Holdings Ltd.	409,000	17,357,836
Tencent Music Entertainment Group ADR (b)	56,000	715,120
YY, Inc. ADR (b)	27,381	1,539,634

		60,672,848

Chile — 0.2%
Banco Santander Chile Sponsored ADR	88,060	2,465,680

China — 2.4%
Anhui Conch Cement Co. Ltd. Class H	436,000	2,600,603
BTG Hotels Group Co. Ltd. Class A	347,560	821,775
China Longyuan Power Group Corp. Class H	2,008,000	1,127,977
Gree Electric Appliances, Inc. of Zhuhai Class A	312,800	2,524,053

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	243,461	$1,111,886
Huaneng Renewables Corp. Ltd. (c)	1,798,000	611,225
Kweichow Moutai Co. Ltd. Class A	28,798	4,642,811
Midea Group Co. Ltd.	105,900	762,632
PICC Property & Casualty Co. Ltd. Class H	3,118,000	3,660,499
Ping An Insurance Group Co. of China Ltd. Class H	647,500	7,493,328
Tsingtao Brewery Co. Ltd. Class H	332,000	2,009,761

		27,366,550

Colombia — 0.1%
Grupo Aval Acciones y Valores SA ADR	79,205	590,869

Czech Republic — 0.1%
Komercni banka AS	25,243	853,808

Denmark — 0.4%
Ascendis Pharma A/S ADR (b)	5,500	529,760
Danske Bank A/S	115,396	1,606,502
GN Store Nord A/S	31,066	1,262,427
Novo Nordisk A/S Class B	30,697	1,585,040

		4,983,729

Finland — 0.6%
Nordea Bank Abp	438,156	3,110,527
Sampo OYJ Class A	49,398	1,965,204
Stora Enso OYJ Class R	165,261	1,993,295

		7,069,026

France — 7.0%
Air Liquide SA	38,490	5,484,172
AXA SA	254,902	6,515,415
BNP Paribas SA	175,829	8,572,856
Criteo SA Sponsored ADR (b)	21,338	398,807
Dassault Aviation SA	3,594	5,082,928
Electricite de France SA	161,570	1,808,154
Engie SA	393,861	6,434,844
EssilorLuxottica SA	30,749	4,435,765
Eutelsat Communications SA	146,167	2,721,668
Kering SA	3,528	1,801,086
L’Oreal SA	11,392	3,192,135
Legrand SA	17,906	1,278,973
LVMH Moet Hennessy Louis Vuitton SE	2,217	882,520
Orange SA	116,960	1,835,848
Sanofi	44,860	4,159,801
Schneider Electric SE	24,433	2,142,785
Thales SA	64,511	7,424,692
Total SA	233,151	12,137,820
Ubisoft Entertainment SA (b)	25,936	1,875,782
Unibail Rodamco Westfield	7,179	1,046,563

	Number of Shares	Value
Unibail Rodamco Westfield	58	$8,455

		79,241,069

Germany — 6.0%
Allianz SE Registered	18,621	4,342,341
BASF SE	55,490	3,881,736
Bayer AG Registered	166,124	11,712,890
Bayerische Motoren Werke AG	20,662	1,453,352
Commerzbank AG	301,762	1,751,236
Covestro AG (a)	30,322	1,500,380
Daimler AG Registered	43,089	2,140,268
Deutsche Wohnen SE	62,390	2,278,275
Fresenius SE & Co. KGaA	52,795	2,468,172
GEA Group AG	52,007	1,404,253
HeidelbergCement AG	14,417	1,042,305
HUGO BOSS AG	11,174	599,081
Infineon Technologies AG	42,317	760,691
Knorr-Bremse AG	28,179	2,648,769
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	21,889	5,663,180
SAP SE	28,407	3,339,653
Siemens AG Registered	91,884	9,846,615
Siemens Healthineers AG (a)	40,336	1,586,872
Stroeer SE & Co KGaA	16,560	1,261,093
Teamviewer AG (b)	55,651	1,497,617
Telefonica Deutschland Holding AG	988,361	2,755,455
Wirecard AG	9,196	1,469,649
Zalando SE (a) (b)	70,434	3,214,559

		68,618,442

Hong Kong — 1.9%
AIA Group Ltd.	1,596,400	14,979,276
Beijing Enterprises Holdings Ltd.	197,000	908,311
China Overseas Land & Investment Ltd.	454,000	1,436,225
China Resources Beer Holdings Company Ltd.	274,000	1,457,916
CSPC Pharmaceutical Group Ltd.	430,000	869,443
Fosun International Ltd.	1,087,500	1,353,227
Hansoh Pharmaceutical Group Co. Ltd. (a) (b)	188,000	576,535

		21,580,933

Hungary — 0.2%
OTP Bank Nyrt	66,825	2,784,227

India — 1.9%
Axis Bank Ltd. GDR	72,951	3,557,663
HDFC Bank Ltd. ADR	245,392	13,999,613
ICICI Bank Ltd. Sponsored ADR	111,800	1,361,724
Infosys Ltd. Sponsored ADR	192,710	2,191,113
Mahindra & Mahindra Ltd. Sponsored GDR	55,035	426,481

		21,536,594

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Indonesia — 1.1%
Astra International Tbk PT	3,559,200	$1,658,993
Bank Central Asia Tbk PT	3,482,000	7,447,851
Bank Negara Indonesia Persero Tbk PT	2,424,400	1,255,961
Sarana Menara Nusantara Tbk PT	34,497,400	1,590,830

		11,953,635

Ireland — 0.6%
DCC PLC	22,031	1,921,508
Linde PLC (b)	18,772	3,640,466
Ryanair Holdings PLC Sponsored ADR (b)	18,002	1,194,973

		6,756,947

Italy — 0.9%
Banca Mediolanum SpA	388,615	2,921,252
Intesa Sanpaolo SpA	628,106	1,491,126
Leonardo SpA	57,015	671,279
Moncler SpA	51,828	1,848,703
Prysmian SpA	127,240	2,734,802

		9,667,162

Japan — 16.4%
Aisin Seiki Co. Ltd.	30,100	952,000
Asahi Kasei Corp.	216,100	2,142,717
Asics Corp.	115,500	1,972,836
Astellas Pharma, Inc.	535,600	7,654,563
Benesse Holdings, Inc.	59,700	1,556,019
Bridgestone Corp.	57,100	2,220,394
Central Japan Railway Co.	8,700	1,795,727
Chugai Pharmaceutical Co. Ltd.	22,800	1,777,378
Coca-Cola Bottlers Japan Holdings, Inc.	89,500	2,018,153
CyberAgent, Inc.	24,300	938,840
Daiichi Sankyo Co. Ltd.	19,100	1,204,543
DeNA Co. Ltd.	43,100	760,547
DIC Corp.	51,500	1,439,485
Disco Corp.	8,100	1,549,983
Electric Power Development Co. Ltd.	64,300	1,472,653
en-japan, Inc.	31,000	1,194,835
Ezaki Glico Co. Ltd.	43,900	1,824,269
Fujitsu General Ltd.	126,100	2,108,127
Fujitsu Ltd.	29,700	2,385,376
Hamamatsu Photonics KK	30,900	1,155,877
Hitachi Ltd.	11,400	426,921
Hitachi Metals Ltd.	149,600	1,624,760
Honda Motor Co. Ltd.	34,700	903,385
Hoshizaki Corp.	13,100	1,033,622
Ibiden Co. Ltd.	51,200	1,030,997
Japan Tobacco, Inc.	96,300	2,110,211
JGC Corp.	102,200	1,347,607
Kansai Paint Co. Ltd.	43,200	1,009,721
Kirin Holdings Co. Ltd.	174,500	3,704,449

	Number of Shares	Value
Kusuri no Aoki Holdings Co. Ltd.	9,700	$660,800
Mitsubishi Corp.	87,600	2,157,115
Mitsubishi Electric Corp.	660,500	8,824,605
Mitsubishi Estate Co. Ltd.	72,000	1,394,168
Mitsubishi Motors Corp.	341,100	1,488,610
Mitsubishi UFJ Financial Group, Inc.	1,154,100	5,882,083
Mitsubishi UFJ Lease & Finance Co. Ltd.	209,200	1,214,366
Mitsui Fudosan Co. Ltd.	101,200	2,518,626
Mitsui Mining & Smelting Co. Ltd.	53,100	1,265,283
Murata Manufacturing Co. Ltd.	94,400	4,570,170
Nippon Shokubai Co. Ltd.	26,100	1,484,054
Nippon Telegraph & Telephone Corp.	325,500	15,568,242
Omron Corp.	29,500	1,627,953
ORIX Corp.	142,600	2,134,089
Otsuka Holdings Co. Ltd.	87,700	3,280,363
Outsourcing, Inc.	94,800	902,751
Pan Pacific International Holding Corp.	76,400	1,275,654
Panasonic Corp.	190,800	1,554,170
Persol Holdings Co. Ltd.	96,800	1,842,587
Pola Orbis Holdings, Inc.	27,700	623,479
Recruit Holdings Co. Ltd.	66,700	2,038,662
Renesas Electronics Corp. (b)	130,000	845,443
Sega Sammy Holdings, Inc.	88,200	1,240,488
Seven & i Holdings Co. Ltd.	203,100	7,793,923
SMC Corp.	3,300	1,419,833
SoftBank Group Corp.	31,800	1,249,013
Sompo Holdings, Inc.	60,400	2,539,622
Sony Corp.	27,800	1,633,542
Stanley Electric Co. Ltd.	197,000	5,250,339
Sumitomo Corp.	402,600	6,315,685
Sumitomo Mitsui Trust Holdings, Inc.	45,400	1,645,632
Sumitomo Rubber Industries Ltd.	59,500	709,683
Suzuki Motor Corp.	123,700	5,254,468
Takeda Pharmaceutical Co. Ltd.	288,531	9,885,729
Takeda Pharmaceutical Co. Ltd. Sponsored ADR (b)	41,522	714,178
TechnoPro Holdings, Inc.	13,900	824,107
Terumo Corp.	55,900	1,800,871
THK Co. Ltd.	72,800	1,930,082
Tokio Marine Holdings, Inc.	58,700	3,151,537
Tokyo Electron Ltd.	22,100	4,244,986
Tosoh Corp.	24,600	327,476
Toyota Motor Corp.	135,300	9,075,139
Trend Micro, Inc.	19,000	907,793
Welcia Holdings Co. Ltd.	20,600	1,040,577
Yahoo! Japan Corp.	1,041,500	2,946,937

		186,370,908

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Luxembourg — 0.3%
Globant SA (b)	9,580	$877,336
Samsonite International SA (a)	496,200	1,057,461
Tenaris SA ADR (d)	62,894	1,332,095

		3,266,892

Mexico — 0.2%
Grupo Aeroportuario del Sureste SAB de CV	4,951	755,028
Wal-Mart de Mexico SAB de CV	619,700	1,836,741

		2,591,769

Netherlands — 4.6%
ABN AMRO Bank NV (a)	209,459	3,693,183
Airbus SE	20,534	2,670,144
Akzo Nobel NV	21,311	1,901,186
ASML Holding NV	42,602	10,573,900
ING Groep NV	236,270	2,476,731
Koninklijke DSM NV	19,077	2,294,790
Koninklijke Philips NV	242,567	11,244,135
NXP Semiconductor NV	103,253	11,266,967
Prosus NV (b)	60,379	4,432,311
X5 Retail Group NV GDR	31,576	1,103,562
Yandex NV Class A (b)	29,200	1,022,292

		52,679,201

Norway — 0.7%
DNB ASA	172,849	3,051,680
Equinor ASA	130,394	2,473,408
Storebrand ASA	278,551	1,762,082
Yara International ASA	18,149	782,982

		8,070,152

Philippines — 0.5%
SM Investments Corp.	202,570	3,790,818
Universal Robina Corp.	460,220	1,385,762

		5,176,580

Poland — 0.1%
Powszechny Zaklad Ubezpieczen SA	125,008	1,165,068

Portugal — 1.0%
Banco Comercial Portugues SA	3,973,696	826,341
Galp Energia SGPS SA	426,794	6,419,667
Jeronimo Martins SGPS SA	220,345	3,717,038

		10,963,046

Republic of Korea — 4.0%
KT Corp.	34,577	793,574
KT Corp. Sponsored ADR	135,969	1,537,809
LG Household & Health Care Ltd.	7,444	8,147,656
NAVER Corp.	64,154	8,437,136
Samsung Electronics Co. Ltd.	600,639	24,506,030
SK Hynix, Inc.	35,718	2,456,227

		45,878,432

	Number of Shares	Value
Russia — 0.7%
Sberbank of Russia PJSC Sponsored ADR	557,797	$7,904,060

Saudi Arabia — 0.3%
Al Rajhi Bank	179,709	3,031,092

Singapore — 0.7%
DBS Group Holdings, Ltd.	81,000	1,459,906
United Overseas Bank Ltd.	284,400	5,268,587
Wilmar International Ltd.	556,200	1,504,530

		8,233,023

South Africa — 1.6%
Absa Group Ltd.	81,285	822,015
Capitec Bank Holdings Ltd.	10,349	880,067
Clicks Group Ltd.	66,519	944,801
FirstRand Ltd.	1,094,030	4,500,944
Naspers Ltd.	47,462	7,210,745
Sanlam Ltd.	458,369	2,260,559
Shoprite Holdings Ltd.	206,312	1,673,611

		18,292,742

Spain — 0.7%
Amadeus IT Group SA	51,995	3,728,739
Iberdrola SA	335,505	3,486,644
Indra Sistemas SA (b)	84,084	728,664
Tecnicas Reunidas SA (b)	21,298	521,559

		8,465,606

Sweden — 1.5%
Elekta AB	115,169	1,518,236
Essity AB Class B	227,110	6,626,514
Getinge AB Class B	145,521	2,039,452
Hexagon AB Class B	38,535	1,862,022
Svenska Handelsbanken AB Class A	287,316	2,693,891
Telefonaktiebolaget LM Ericsson Class B	225,966	1,806,062

		16,546,177

Switzerland — 6.8%
ABB Ltd. Registered	117,870	2,315,118
Adecco Group AG Registered	22,981	1,271,147
Alcon, Inc. (b)	33,833	1,974,571
dormakaba Holding AG	2,291	1,477,292
GAM Holding Ltd. (b)	53,412	214,236
Julius Baer Group Ltd.	62,324	2,764,685
Lonza Group AG Registered	13,015	4,404,086
Nestle SA Registered	165,841	17,989,452
Novartis AG Registered	138,386	12,014,022
PSP Swiss Property AG Registered	15,215	1,931,515
Roche Holding AG	56,143	16,372,709
UBS Group AG Registered	647,297	7,358,579
Zurich Insurance Group AG	19,337	7,399,405

		77,486,817

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Taiwan — 3.2%
Catcher Technology Co. Ltd. (c)	115,000	$871,086
Largan Precision Co. Ltd. (c)	43,000	6,215,056
President Chain Store Corp. (c)	167,000	1,562,148
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	118,655	5,515,084
Taiwan Semiconductor Manufacturing Co. Ltd. (c)	2,359,000	20,781,457
Uni-President Enterprises Corp. (c)	489,000	1,178,978

		36,123,809

Thailand — 0.6%
Airports of Thailand PCL	337,900	825,831
CP ALL PCL	2,053,400	5,438,136

		6,263,967

Turkey — 0.1%
BIM Birlesik Magazalar AS	124,586	1,085,099

United Arab Emirates — 0.4%
First Abu Dhabi Bank PJSC	1,168,338	4,785,669

United Kingdom — 11.7%
Antofagasta PLC	269,164	2,981,394
ASOS PLC (b)	66,928	2,036,705
AstraZeneca PLC Sponsored ADR	118,653	5,288,364
Aviva PLC	325,772	1,597,617
Barclays PLC Sponsored ADR	45,300	332,502
BHP Group PLC	99,558	2,129,237
BP PLC Sponsored ADR	117,732	4,472,639
British American Tobacco PLC	165,891	6,133,256
Britvic PLC	77,008	931,177
BT Group PLC	957,998	2,104,927
Burberry Group PLC	112,385	3,005,986
Close Brothers Group PLC	22,291	386,357
Cobham PLC (b)	252,059	486,239
Compass Group PLC	79,094	2,035,066
Diageo PLC	74,403	3,044,582
Direct Line Insurance Group PLC	473,234	1,745,549
GlaxoSmithKline PLC Sponsored ADR	213,358	9,106,120
Great Portland Estates PLC	258,809	2,386,607
HomeServe PLC	111,390	1,625,090
HSBC Holdings PLC	277,294	2,127,592
Investec PLC	204,692	1,053,499
Johnson Matthey PLC	52,382	1,970,685
Kingfisher PLC	643,904	1,636,871
LivaNova PLC (b)	18,811	1,388,064
Lloyds Banking Group PLC	7,882,643	5,256,743
London Stock Exchange Group PLC	39,578	3,554,348
Meggitt PLC	664,266	5,190,550
Melrose Industries PLC	817,819	2,025,998
National Grid PLC	165,701	1,796,645
Network International Holdings PLC (a) (b)	336,292	2,211,570

	Number of Shares	Value
Next PLC	26,202	$1,992,988
Persimmon PLC	64,351	1,717,576
Playtech PLC	130,726	686,216
Prudential PLC	419,525	7,618,975
Reckitt Benckiser Group PLC	6,042	471,209
Rolls-Royce Holdings PLC	253,891	2,472,623
Royal Dutch Shell PLC B Shares Sponsored ADR	56,991	3,413,761
Royal Dutch Shell PLC Class B	173,483	5,096,418
RSA Insurance Group PLC	182,149	1,196,196
Smith & Nephew PLC	76,756	1,848,907
Smiths Group PLC	95,572	1,844,260
St. James’s Place PLC	51,672	622,083
Standard Chartered PLC	176,732	1,485,798
Travis Perkins PLC	59,270	940,648
Unilever PLC	131,216	7,889,808
Vodafone Group PLC	2,131,662	4,245,182
Vodafone Group PLC Sponsored ADR	155,162	3,089,275
The Weir Group PLC	57,160	1,003,098
WPP PLC	402,999	5,044,843

		132,721,843

United States — 1.6%
Autoliv, Inc.	17,827	1,391,013
Booking Holdings, Inc. (b)	1,611	3,161,765
Broadcom, Inc.	8,352	2,305,737
Mastercard, Inc. Class A	13,587	3,689,821
MercadoLibre, Inc. (b)	4,393	2,421,553
Philip Morris International, Inc.	55,662	4,226,416
Southern Copper Corp.	36,275	1,238,066

		18,434,371

TOTAL COMMON STOCK (Cost $1,124,309,346)		1,092,950,283

PREFERRED STOCK — 1.2%
Brazil — 0.8%
Banco Bradesco SA 3.340%	371,932	3,036,362
Itau Unibanco Holding SA 0.550%	783,650	6,606,881

		9,643,243

Germany — 0.1%
Sartorius AG 0.390%	3,070	560,124

Italy — 0.1%
Telecom Italia SpA 5.370%	1,293,929	707,979

Republic of Korea — 0.2%
Samsung Electronics Co. Ltd. 3.760%	55,970	1,839,472

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
United States — 0.0%
Roofoods Ltd., Series G (Acquired 5/16/19, Cost $550,376) (b) (c) (e) (f)	1,317	$550,376

TOTAL PREFERRED STOCK (Cost $14,297,930)		13,301,194

TOTAL EQUITIES (Cost $1,138,607,276)		1,106,251,477

MUTUAL FUNDS — 0.1%
United States — 0.1%
State Street Navigator Securities Lending Prime Portfolio (g)	1,354,264	1,354,264

TOTAL MUTUAL FUNDS (Cost $1,354,264)		1,354,264

TOTAL LONG-TERM INVESTMENTS (Cost $1,139,961,540)		1,107,605,741

SHORT-TERM INVESTMENTS — 2.0%
Mutual Fund — 1.9%
T. Rowe Price Government Reserve Investment Fund	21,537,746	21,537,746

TOTAL MUTUAL FUND (Cost $21,537,746)		21,537,746

	Principal Amount
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (h)	$1,005,427	1,005,427

TOTAL SHORT-TERM INVESTMENTS (Cost $22,543,173)		22,543,173

TOTAL INVESTMENTS — 99.5% (Cost $1,162,504,713) (i)		1,130,148,914

Other Assets/(Liabilities) — 0.5%		5,791,606

NET ASSETS — 100.0%		$1,135,940,520

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $15,348,609 or 1.35% of net assets.

(b)	Non-income producing security.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $31,770,326 or 2.80% of net assets.

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $1,318,773 or 0.12% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(e)	Investment was valued using significant unobservable inputs.
(f)

Restricted security. Certain securities are restricted as to resale. At September 30, 2019, these securities amounted to a value of $550,376 or 0.05% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(g)	Represents investment of security lending collateral. (Note 2).
(h)

Maturity value of $1,005,453. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/31/23, and an aggregate market value, including accrued interest, of $1,026,560.

(i)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	24.8%
Consumer, Non-cyclical	21.9%
Communications	10.9%
Industrial	10.1%
Consumer, Cyclical	9.7%
Technology	8.9%
Basic Materials	5.0%
Energy	3.8%
Utilities	1.7%
Diversified	0.6%
Mutual Funds	0.1%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments (Continued)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
Burberry Group PLC	Goldman Sachs International*	10/18/19	23.00	2	GBP	46,000	$-	$(1,133)	$1,133
Burberry Group PLC	Goldman Sachs International*	10/18/19	23.00	4	GBP	92,000	(691)	(1,449)	758
Zalando SE	Goldman Sachs International*	10/18/19	46.00	34	EUR	156,400	(913)	(3,911)	2,998
EssilorLuxottica SA	Goldman Sachs International*	10/18/19	136.00	11	EUR	149,600	(935)	(3,031)	2,096
ASML Holding NV	Goldman Sachs International*	10/18/19	235.00	14	EUR	329,000	(4,767)	(5,570)	803
Essity AB	Goldman Sachs International*	10/18/19	310.00	38	SEK	1,178,000	(194)	(1,813)	1,619
Essity AB	Goldman Sachs International*	10/18/19	310.00	5	SEK	155,000	(26)	(284)	258
Essity AB	Goldman Sachs International*	10/18/19	310.00	11	SEK	341,000	(56)	(567)	511
Smith & Nephew PLC	JP Morgan Chase Bank N.A.*	10/18/19	20.00	4	GBP	80,000	(690)	(1,196)	506
Smith & Nephew PLC	JP Morgan Chase Bank N.A.*	10/18/19	20.00	6	GBP	120,000	(792)	(2,334)	1,542
EssilorLuxottica SA	JP Morgan Chase Bank N.A.*	10/18/19	140.00	5	EUR	70,000	(102)	(1,494)	1,392
Lonza Group AG Reg	JP Morgan Chase Bank N.A.*	10/18/19	365.00	5	CHF	182,500	(228)	(3,406)	3,178
Ubisoft Entertainment SA	JP Morgan Chase Bank N.A.*	11/15/19	74.00	22	EUR	162,800	(2,687)	(4,420)	1,733
Hexagon AB	Morgan Stanley & Co. LLC*	10/18/19	525.00	32	SEK	1,680,000	(71)	(1,751)	1,680
Thales SA	Morgan Stanley & Co. LLC*	12/20/19	120.00	8	EUR	96,000	(322)	(1,312)	990
Thales SA	Morgan Stanley & Co. LLC*	12/20/19	120.00	10	EUR	120,000	(402)	(1,634)	1,232

							$(12,876)	$(35,305)	$22,429

*	Contracts are subject to a Master Netting Agreement.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Citibank N.A.*	10/15/19	USD	1,615,419	JPY	173,621,000	$8,318

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$913,157,761	$705,179,332
Repurchase agreements, at value (Note 2) (b)	6,871,579	47,707,688
Other short-term investments, at value (Note 2) (c)	22,660,331	9,691,668

Total investments (d)	942,689,671	762,578,688

Cash	39,420	-
Foreign currency, at value (e)	-	2,769,204
Receivables from:
Investments sold	3,633,403	4,131,018
Closed swap agreements, at value	-	92,694
Investments sold on a when-issued basis (Note 2)	55,018,751	10,526,074
Open forward contracts (Note 2)	-	1,852,570
Investment adviser (Note 3)	-	3,765
Fund shares sold	1,470,584	908,857
Collateral pledged for open futures and options contracts (Note 2)	-	181,476
Collateral pledged for open swaps agreements (Note 2)	340,604	3,490,880
Variation margin on open derivative instruments (Note 2)	-	2,129,941
Interest and dividends	4,185,642	4,430,114
Interest tax reclaim receivable	2,886	3,838
Foreign taxes withheld	-	-
Open swap agreements, at value (Note 2)	-	708,961
Prepaid expenses	37,443	30,618

Total assets	1,007,418,404	793,838,698

Liabilities:
Payables for:
Investments purchased	14,476,063	19,198,209
Written options outstanding, at value (Note 2) (f)	-	833,743
Open forward contracts (Note 2)	-	2,411,486
Interest and dividends	-	298
Investments purchased on a when-issued basis (Note 2)	111,411,543	60,066,867
Fund shares repurchased	783,673	2,276,831
Securities on loan (Note 2)	18,344,695	2,013,985
Trustees’ fees and expenses (Note 3)	174,343	53,298
Variation margin on open derivative instruments (Note 2)	33,392	-
Affiliates (Note 3):
Investment advisory fees	219,487	227,837
Administration fees	97,307	99,527
Service fees	128,998	88,137
Shareholder service fees	8,649	17,579
Distribution fees	19,727	13,277
Due to custodian	-	761,138
Commitment and Contingent Liabilities (Note 10)	-	-
Accrued expense and other liabilities	149,733	236,260

Total liabilities	145,847,610	88,298,472

Net assets	$861,570,794	$705,540,226

Net assets consist of:
Paid-in capital	$829,110,307	$656,810,145
Accumulated Gain (Loss)	32,460,487	48,730,081

Net assets	$861,570,794	$705,540,226

(a) Cost of investments:	$891,204,147	$675,068,942
(b) Cost of repurchase agreements:	$6,871,579	$47,707,688
(c) Cost of other short-term investments:	$22,660,070	$9,691,513
(d) Securities on loan with market value of:	$17,972,197	$1,972,839
(e) Cost of foreign currency:	$-	$2,828,213
(f) Premiums on written options:	$-	$984,431

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund	MassMutual Select Fundamental Growth Fund

$358,232,739	$703,815,527	$3,291,751,020	$624,174,437	$135,843,110
3,010,510	6,487,991	6,748,084	13,412,737	4,604,860
104	-	5,855,550	1,043	-

361,243,353	710,303,518	3,304,354,654	637,588,217	140,447,970

-	10,604,886	25,655	-	-
-	-	-	51,536	-

4,957,745	33,116,891	-	509,258	2,314,532
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
46,933	55,107	5,723,228	63,177	68,699
-	-	-	-	-
-	-	-	-	-
-	-	78,949	-	-
627,425	849,052	2,886,238	1,288,888	54,744
-	-	-	-	-
20,352	326,326	-	35,067	-
-	-	-	-	-
42,624	37,545	35,735	33,873	33,230

366,938,432	755,293,325	3,313,104,459	639,570,016	142,919,175

5,555,370	4,783,792	410,104	-	422,510
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
323,813	32,525,233	19,351,205	486,712	158,602
-	-	3,657,861	-	-
160,980	213,733	493,276	131,304	18,084
-	-	-	-	-

152,687	386,271	267,408	375,482	78,744
36,356	79,487	456,693	65,520	27,138
29,064	50,526	555,022	49,664	12,862
7,698	17,317	82,091	17,534	4,196
888	1,678	148,483	2,103	1,900
-	-	-	-	-
-	-	-	-	-
96,539	123,691	307,675	90,430	59,862

6,363,395	38,181,728	25,729,818	1,218,749	783,898

$360,575,037	$717,111,597	$3,287,374,641	$638,351,267	$142,135,277

$318,057,537	$531,214,260	$1,787,296,799	$490,051,676	$104,755,513
42,517,500	185,897,337	1,500,077,842	148,299,591	37,379,764

$360,575,037	$717,111,597	$3,287,374,641	$638,351,267	$142,135,277

$337,338,295	$649,849,142	$1,938,792,953	$521,333,913	$117,695,277
$3,010,510	$6,487,991	$6,748,084	$13,412,737	$4,604,860
$104	$-	$5,852,796	$1,043	$-
$-	$-	$3,580,193	$-	$-
$-	$-	$-	$51,554	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Class I shares:
Net assets	$479,294,748	$377,879,108

Shares outstanding (a)	46,527,117	34,203,190

Net asset value, offering price and redemption price per share	$10.30	$11.05

Class R5 shares:
Net assets	$44,973,133	$79,978,256

Shares outstanding (a)	4,374,016	7,238,605

Net asset value, offering price and redemption price per share	$10.28	$11.05

Service Class shares:
Net assets	$116,388,864	$36,122,832

Shares outstanding (a)	11,276,793	3,269,419

Net asset value, offering price and redemption price per share	$10.32	$11.05

Administrative Class shares:
Net assets	$21,183,165	$76,297,288

Shares outstanding (a)	2,066,529	6,934,599

Net asset value, offering price and redemption price per share	$10.25	$11.00

Class A shares:
Net assets	$8,464,258	$49,917,056

Shares outstanding (a)	827,584	4,551,104

Net asset value, and redemption price per share	$10.23	$10.97

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.68	$11.46

Class R4 shares:
Net assets	$160,788,144	$66,656,378

Shares outstanding (a)	15,573,418	6,098,200

Net asset value, offering price and redemption price per share	$10.32	$10.93

Class R3 shares:
Net assets	$30,478,482	$18,689,308

Shares outstanding (a)	2,977,884	1,726,843

Net asset value, offering price and redemption price per share	$10.23	$10.82

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund	MassMutual Select Fundamental Growth Fund

$210,652,476	$353,302,066	$1,083,523,000	$274,970,424	$67,991,875

18,345,338	34,186,178	60,479,085	15,000,623	8,470,256

$11.48	$10.33	$17.92	$18.33	$8.03

$74,402,920	$196,887,226	$487,312,289	$180,001,848	$31,014,347

6,468,642	18,946,228	27,108,681	9,779,552	3,852,334

$11.50	$10.39	$17.98	$18.41	$8.05

$10,045,854	$30,115,343	$395,248,517	$53,930,965	$9,805,315

872,751	2,913,047	21,954,721	2,995,963	1,251,585

$11.51	$10.34	$18.00	$18.00	$7.83

$20,345,881	$58,982,593	$476,225,435	$55,315,885	$14,315,187

1,755,550	5,664,149	27,012,173	3,123,421	1,886,556

$11.59	$10.41	$17.63	$17.71	$7.59

$37,170,400	$66,406,568	$28,146,891	$63,914,486	$14,997,188

3,243,939	6,474,257	1,630,445	3,807,850	2,097,600

$11.46	$10.26	$17.26	$16.78	$7.15

$12.13	$10.86	$18.26	$17.76	$7.57

$6,570,266	$9,055,383	$594,415,148	$6,920,973	$1,217,079

581,003	895,922	34,179,652	419,894	172,485

$11.31	$10.11	$17.39	$16.48	$7.06

$1,387,240	$2,362,418	$222,503,361	$3,296,686	$2,794,286

121,789	235,066	13,188,221	213,737	429,301

$11.39	$10.05	$16.87	$15.42	$6.51

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Growth Opportunities Fund
Assets:
Investments, at value (Note 2) (a)	$3,151,775,352	$461,718,781
Repurchase agreements, at value (Note 2) (b)	5,959,073	12,420,319
Other short-term investments, at value (Note 2) (c)	1,066	-

Total investments (d)	3,157,735,491	474,139,100

Cash	16,633,176	956
Foreign currency, at value (e)	1	-
Receivables from:
Investments sold	8,407,518	1,059,710
Open forward contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	9,841,483	293,640
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	1,395,965	7,882
Foreign taxes withheld	797,731	17,473
Prepaid expenses	34,713	38,300

Total assets	3,194,846,078	475,557,061

Liabilities:
Payables for:
Investments purchased	7,667,153	-
Open forward contracts (Note 2)	-	-
Fund shares repurchased	4,251,928	787,449
Securities on loan (Note 2)	346,998	9,026,523
Investment advisory fees	-	-
Trustees’ fees and expenses (Note 3)	249,579	114,123
Affiliates (Note 3):
Investment advisory fees	1,678,193	286,813
Administration fees	222,496	61,548
Service fees	234,836	35,180
Shareholder service fees	69,306	14,323
Distribution fees	41,652	651
Commitment and Contingent Liabilities (Note 10)	-	-
Accrued expense and other liabilities	288,345	101,322

Total liabilities	15,050,486	10,427,932

Net assets	$3,179,795,592	$465,129,129

Net assets consist of:
Paid-in capital	$2,053,324,853	$210,763,619
Accumulated Gain (Loss)	1,126,470,739	254,365,510

Net assets	$3,179,795,592	$465,129,129

(a) Cost of investments:	$2,168,866,767	$342,830,027
(b) Cost of repurchase agreements:	$5,959,073	$12,420,319
(c) Cost of other short-term investments:	$1,066	$-
(d) Securities on loan with market value of:	$340,081	$8,833,627
(e) Cost of foreign currency:	$1	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$97,284,126	$84,889,055	$204,530,620	$471,131,918	$304,089,361
2,061,559	3,260,308	7,836,031	4,377,724	2,570,285
-	-	-	900,471	532,323

99,345,685	88,149,363	212,366,651	476,410,113	307,191,969

-	2	2,928	-	27
4	40	-	-	13

403,827	-	2,262,103	-	93,381
106,335	-	-	-	-
10,696	-	-	-	-
888,816	7,062	30,904	3,408,253	1,466,182
-	-	-	40,381	2,002
195,821	93,293	249,500	597,300	365,899
669	-	-	-	-
41,919	36,423	36,777	37,068	36,598

100,993,772	88,286,183	214,948,863	480,493,115	309,156,071

409,096	241,168	657,377	142,154	6,763
2,987	-	-	-	-
201,798	717,400	57,632	6,352,679	2,426,691
-	1,461,402	4,418,710	10,415,099	17,760,100
-	-	-	-	35,995
22,150	23,582	75,497	36,753	26,735

58,955	55,265	150,325	39,688	24,928
19,641	23,446	30,036	97,240	57,246
2,634	8,686	11,548	180,530	93,208
468	1,639	3,861	12,642	9,949
313	624	282	83,701	37,091
-	-	-	-	-
84,263	60,422	80,625	84,713	88,948

802,305	2,593,634	5,485,893	17,445,199	20,567,654

$100,191,467	$85,692,549	$209,462,970	$463,047,916	$288,588,417

$96,032,318	$71,407,848	$198,721,924	$406,856,492	$266,173,379
4,159,149	14,284,701	10,741,046	56,191,424	22,415,038

$100,191,467	$85,692,549	$209,462,970	$463,047,916	$288,588,417

$91,690,570	$77,889,172	$203,257,376	$423,743,583	$291,863,949
$2,061,559	$3,260,308	$7,836,031	$4,377,724	$2,570,285
$-	$-	$-	$900,047	$532,073
$-	$1,390,426	$4,289,287	$10,132,550	$17,179,419
$4	$41	$-	$-	$13

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Growth Opportunities Fund
Class I shares:
Net assets	$1,947,695,148	$168,427,221

Shares outstanding (a)	85,699,180	16,494,050

Net asset value, offering price and redemption price per share	$22.73	$10.21

Class R5 shares:
Net assets	$456,221,972	$127,576,941

Shares outstanding (a)	20,110,305	12,694,363

Net asset value, offering price and redemption price per share	$22.69	$10.05

Service Class shares:
Net assets	$114,020,644	$73,129,391

Shares outstanding (a)	5,073,633	7,568,791

Net asset value, offering price and redemption price per share	$22.47	$9.66

Administrative Class shares:
Net assets	$312,814,852	$48,666,495

Shares outstanding (a)	14,135,265	5,307,958

Net asset value, offering price and redemption price per share	$22.13	$9.17

Class A shares:
Net assets	$181,456,934	$36,628,956

Shares outstanding (a)	8,588,744	4,443,994

Net asset value, and redemption price per share	$21.13	$8.24

Offering price per share (100/[100-maximum sales charge] of net asset value)	$22.36	$8.72

Class R4 shares:
Net assets	$106,445,088	$9,774,974

Shares outstanding (a)	5,048,168	1,174,822

Net asset value, offering price and redemption price per share	$21.09	$8.32

Class R3 shares:
Net assets	$61,140,954	$925,151

Shares outstanding (a)	3,113,067	126,236

Net asset value, offering price and redemption price per share	$19.64	$7.33

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$93,413,299	$47,894,233	$95,422,968	$81,696,824	$74,591,837

7,519,447	4,287,328	10,347,703	5,938,374	6,054,126

$12.42	$11.17	$9.22	$13.76	$12.32

$1,331,947	$16,680,413	$78,144,536	$32,207,047	$15,612,899

106,122	1,490,650	8,417,192	2,348,685	1,268,261

$12.55	$11.19	$9.28	$13.71	$12.31

$215,476	$4,730,278	$6,846,875	$21,397,479	$9,012,973

17,292	420,742	741,949	1,569,114	738,169

$12.46	$11.24	$9.23	$13.64	$12.21

$889,233	$3,240,187	$11,362,682	$54,062,431	$50,106,456

69,985	290,452	1,260,528	3,965,871	4,096,546

$12.71	$11.16	$9.01	$13.63	$12.23

$2,788,352	$7,990,107	$16,722,537	$36,012,540	$23,469,292

223,648	725,616	1,936,102	2,648,208	1,932,185

$12.47	$11.01	$8.64	$13.60	$12.15

$13.20	$11.65	$9.14	$14.39	$12.86

$1,049,764	$4,301,078	$540,904	$109,915,168	$60,167,735

85,292	393,504	63,479	8,125,201	4,973,885

$12.31	$10.93	$8.52	$13.53	$12.10

$503,396	$856,253	$422,468	$127,756,427	$55,627,225

41,000	78,853	53,733	9,491,698	4,624,533

$12.28	$10.86	$7.86	$13.46	$12.03

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Select Mid Cap Growth Fund	MassMutual Select Small Cap Growth Equity Fund
Assets:
Investments, at value (Note 2) (a)	$8,266,758,985	$517,862,334
Repurchase agreements, at value (Note 2) (b)	288,644,060	6,519,711
Other short-term investments, at value (Note 2) (c)	152,415,539	-

Total investments (d)	8,707,818,584	524,382,045

Cash	64,195	-
Foreign currency, at value (e)	-	12
Receivables from:
Investments sold	13,975,958	4,243,549
Open forward contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	4,846,161	380,889
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	2,460,999	353,367
Foreign taxes withheld	-	-
Prepaid expenses	45,370	39,807

Total assets	8,729,211,267	529,399,669

Liabilities:
Payables for:
Investments purchased	25,779,552	1,273,028
Written options outstanding, at value (Note 2) (f)	-	-
Open forward contracts (Note 2)	-	-
Fund shares repurchased	5,122,935	590,163
Securities on loan (Note 2)	86,789,589	16,878,460
Investment advisory fees	-	-
Trustees’ fees and expenses (Note 3)	513,465	119,669
Affiliates (Note 3):
Investment advisory fees	5,030,283	359,144
Administration fees	460,861	52,061
Service fees	315,133	33,125
Shareholder service fees	82,963	9,674
Distribution fees	21,795	1,798
Commitment and Contingent Liabilities (Note 10)	-	-
Accrued expense and other liabilities	591,917	102,621

Total liabilities	124,708,493	19,419,743

Net assets	$8,604,502,774	$509,979,926

Net assets consist of:
Paid-in capital	$6,738,194,308	$402,752,984
Accumulated Gain (Loss)	1,866,308,466	107,226,942

Net assets	$8,604,502,774	$509,979,926

(a) Cost of investments:	$6,825,980,650	$463,536,834
(b) Cost of repurchase agreements:	$288,644,060	$6,519,711
(c) Cost of other short-term investments:	$152,415,539	$-
(d) Securities on loan with market value of:	$84,895,927	$16,478,411
(e) Cost of foreign currency:	$-	$12
(f) Premiums on written options:	$-	$-

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$226,852,171	$566,691,682	$1,107,605,741
500,440	12,526,286	1,005,427
-	-	21,537,746

227,352,611	579,217,968	1,130,148,914

66,197	28,054	243,877
1,264,863	169,376	1,045,702

-	522,437	747,781
1,719	29,433	8,318
-	-	42,781
2,139,396	1,710,815	2,579,344
519,683	-	-
704,325	918,929	3,165,285
719,385	2,594,039	1,191,424
36,069	38,496	8,133

232,804,248	585,229,547	1,139,181,559

-	3,311,865	796,641
-	-	12,876
12,447	-	-
1,374,179	1,001,693	6,135
1,267,533	3,218,312	1,354,264
84,248	-	-
30,809	116,689	28,407

19,505	392,000	658,311
57,067	62,928	18,343
69,393	31,517	-
8,412	8,153	-
26,499	2,285	-
-	-	-
173,682	603,445	366,062

3,123,774	8,748,887	3,241,039

$229,680,474	$576,480,660	$1,135,940,520

$217,563,033	$555,784,908	$1,184,785,442
12,117,441	20,695,752	(48,844,922)

$229,680,474	$576,480,660	$1,135,940,520

$215,009,834	$554,934,998	$1,139,961,540
$500,440	$12,526,286	$1,005,427
$-	$-	$21,537,746
$1,205,016	$3,063,121	$1,318,773
$1,273,625	$169,480	$1,081,097
$-	$-	$35,305

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Select Mid Cap Growth Fund	MassMutual Select Small Cap Growth Equity Fund
Class I shares:
Net assets	$5,925,776,308	$269,356,345

Shares outstanding (a)	253,931,652	17,603,833

Net asset value, offering price and redemption price per share	$23.34	$15.30

Class R5 shares:
Net assets	$1,533,487,449	$128,280,035

Shares outstanding (a)	66,433,166	8,517,376

Net asset value, offering price and redemption price per share	$23.08	$15.06

Service Class shares:
Net assets	$373,475,098	$34,403,534

Shares outstanding (a)	16,624,717	2,437,216

Net asset value, offering price and redemption price per share	$22.47	$14.12

Administrative Class shares:
Net assets	$290,024,266	$28,372,010

Shares outstanding (a)	13,562,465	2,165,528

Net asset value, offering price and redemption price per share	$21.38	$13.10

Class A shares:
Net assets	$226,723,033	$33,997,389

Shares outstanding (a)	11,577,034	2,986,507

Net asset value, and redemption price per share	$19.58	$11.38

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$20.72	$12.04

Class R4 shares:
Net assets	$222,246,560	$12,842,881

Shares outstanding (a)	11,260,046	1,118,251

Net asset value, offering price and redemption price per share	$19.74	$11.48

Class R3 shares:
Net assets	$32,770,060	$2,727,732

Shares outstanding (a)	1,827,584	278,744

Net asset value, offering price and redemption price per share	$17.93	$9.79

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$56,769,833	$348,466,525	$1,135,940,520

4,599,133	41,751,983	120,401,600

$12.34	$8.35	$9.43

$22,402,347	$122,168,015	$-

1,816,267	14,578,920	-

$12.33	$8.38	$-

$3,340,055	$36,488,579	$-

272,090	4,382,248	-

$12.28	$8.33	$-

$40,744,884	$21,562,749	$-

3,322,757	2,566,309	-

$12.26	$8.40	$-

$23,947,789	$29,536,924	$-

1,960,319	3,599,060	-

$12.22	$8.21	$-

$12.93	$8.69	$-

$41,622,337	$14,875,827	$-

3,423,322	1,852,061	-

$12.16	$8.03	$-

$40,853,229	$3,382,041	$-

3,373,342	416,834	-

$12.11	$8.11	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$10,510
Interest	29,194,152	25,783,695
Securities lending net income	84,230	10,949

Total investment income	29,278,382	25,805,154

Expenses (Note 3):
Investment advisory fees	2,590,396	2,546,510
Custody fees	135,976	263,356
Audit fees	34,795	52,474
Legal fees	25,755	23,536
Proxy fees	1,365	1,365
Accounting & Administration fees	100,545	183,570
Shareholder reporting fees	53,568	39,180
Trustees’ fees	39,117	30,533
Registration and filing fees	102,306	119,285
Transfer agent fees	3,017	3,017

	3,086,840	3,262,826
Administration fees:
Class R5	50,456	80,120
Service Class	174,544	68,139
Administrative Class	61,580	109,325
Class A	11,253	68,955
Class R4	323,050	129,977
Class R3	60,355	39,117
Distribution fees:
Class R3	75,444	48,896
Distribution and Service fees:
Class A	18,755	114,925
Class R4	403,812	162,471
Class R3	75,444	48,896
Shareholder service fees:
Service Class	58,181	22,713
Administrative Class	61,580	109,325
Class A	11,253	68,955

Total expenses	4,472,547	4,334,640
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	(23,318)
Class R5 fees reimbursed by adviser	-	(5,216)
Service Class fees reimbursed by adviser	-	(2,828)
Administrative Class fees reimbursed by adviser	-	(4,815)
Class A fees reimbursed by adviser	-	(3,117)
Class R4 fees reimbursed by adviser	-	(4,185)
Class R3 fees reimbursed by adviser	-	(1,276)

Net expenses:	4,472,547	4,289,885

Net investment income (loss)	24,805,835	21,515,269

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund	MassMutual Select Fundamental Growth Fund

$10,983,361	$24,170,794	$63,442,931	$14,632,801	$1,442,790
41,362	135,909	515,562	131,399	26,386
6,507	2,858	52,925	8,475	5,872

11,031,230	24,309,561	64,011,418	14,772,675	1,475,048

1,916,749	5,626,268	3,082,705	4,363,078	876,045
45,191	73,832	223,580	37,822	33,016
37,234	37,640	38,606	37,751	38,585
9,935	23,523	75,714	15,394	3,410
1,365	1,365	1,365	1,365	1,365
25,932	48,630	126,089	39,228	25,638
26,330	48,058	152,349	24,840	17,832
15,809	43,489	148,029	28,488	6,175
126,277	106,270	164,462	110,318	101,481
3,995	3,017	3,017	3,017	3,017

2,208,817	6,012,092	4,015,916	4,661,301	1,106,564

114,092	236,724	487,153	172,065	29,979
14,109	54,335	814,149	72,633	14,081
23,312	103,851	1,054,792	92,156	18,349
60,907	105,725	58,007	101,627	23,006
12,009	17,948	1,518,371	20,060	3,881
3,748	5,367	581,940	5,675	6,077

4,685	6,708	581,940	7,094	7,596

101,511	176,209	72,508	169,377	38,344
15,011	22,436	1,518,371	25,075	4,851
4,685	6,708	581,940	7,094	7,596

4,703	18,111	203,537	24,211	4,694
23,312	103,851	791,094	92,156	18,349
60,907	105,726	43,505	101,627	23,006

2,651,808	6,975,791	12,323,223	5,552,151	1,306,373

-	-	-	-	(23,067)
-	-	-	-	(11,050)
-	-	-	-	(3,419)
-	-	-	-	(4,444)
-	-	-	-	(5,909)
-	-	-	-	(898)
-	-	-	-	(1,092)

2,651,808	6,975,791	12,323,223	5,552,151	1,256,494

8,379,422	17,333,770	51,688,195	9,220,524	218,554

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$20,294,661	$5,687,002
Futures contracts	5,488,560	4,599,453
Written options	-	5,868,520
Swap agreements	13,575	(755,179)
Foreign currency transactions	10,608	(239,311)
Forward contracts	234,519	881,540

Net realized gain (loss)	26,041,923	16,042,025

Net change in unrealized appreciation (depreciation) on:
Investment transactions	33,362,700	43,201,550
Futures contracts	690,386	1,981,965
Written options	-	(41,675)
Swap agreements	(130,016)	(5,891,467)
Translation of assets and liabilities in foreign currencies	(19)	(20,281)
Forward contracts	(467,849)	645,999

Net change in unrealized appreciation (depreciation)	33,455,202	39,876,091

Net realized gain (loss) and change in unrealized appreciation (depreciation)	59,497,125	55,918,116

Net increase (decrease) in net assets resulting from operations	$84,302,960	$77,433,385

(a) Net of foreign withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund	MassMutual Select Fundamental Growth Fund

$16,739,708	$125,029,036	$145,433,494	$55,294,534	$23,132,760
-	-	(1,028,610)	-	-
-	-	-	-	-
-	-	-	-	-
(4,863)	6,126	-	(1,021)	(1,582)
-	-	-	-	-

16,734,845	125,035,162	144,404,884	55,293,513	23,131,178

(23,965,875)	(158,830,094)	(73,322,751)	(1,479,857)	(18,402,166)
-	-	(507,974)	-	-
-	-	-	-	-
-	-	-	-	-
368	(5,418)	-	(858)	-
-	-	-	-	-

(23,965,507)	(158,835,512)	(73,830,725)	(1,480,715)	(18,402,166)

(7,230,662)	(33,800,350)	70,574,159	53,812,798	4,729,012

$1,148,760	$(16,466,580)	$122,262,354	$63,033,322	$4,947,566

$70,570	$194,379	$-	$137,226	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Growth Opportunities Fund
Investment income (Note 2):
Dividends (a)	$29,818,642	$2,772,996
Interest	182,058	190,543
Securities lending net income	62,076	18,515

Total investment income	30,062,776	2,982,054

Expenses (Note 3):
Investment advisory fees	18,793,236	4,151,841
Custody fees	239,282	58,601
Audit fees	37,653	37,691
Legal fees	75,375	14,641
Proxy fees	1,365	1,365
Accounting & Administration fees	125,271	39,004
Shareholder reporting fees	101,738	34,933
Trustees’ fees	140,025	27,258
Registration and filing fees	166,025	100,942
Transfer agent fees	3,017	3,017

	19,682,987	4,469,293
Administration fees:
Class R5	476,993	130,878
Service Class	165,199	106,420
Administrative Class	459,699	71,971
Class A	272,655	62,674
Class R4	219,100	29,994
Class R3	120,859	2,064
Distribution fees:
Class R3	151,073	2,580
Distribution and Service fees:
Class A	454,425	104,456
Class R4	273,876	37,492
Class R3	151,073	2,580
Shareholder service fees:
Service Class	55,066	35,473
Administrative Class	459,699	71,971
Class A	272,656	62,674

Total expenses	23,215,360	5,190,520
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	-
Class R5 fees reimbursed by adviser	-	-
Service Class fees reimbursed by adviser	-	-
Administrative Class fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class R4 fees reimbursed by adviser	-	-
Class R3 fees reimbursed by adviser	-	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R4 advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses:	23,215,360	5,190,520

Net investment income (loss)	6,847,416	(2,208,466)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$2,309,541	$1,326,973	$3,337,948	$7,450,618	$4,213,306
28,227	50,499	76,288	99,569	69,772
6,603	3,122	74,781	91,518	342,968

2,344,371	1,380,594	3,489,017	7,641,705	4,626,046

647,887	768,042	1,740,251	462,341	301,338
58,333	34,357	54,367	34,647	51,908
37,591	37,562	36,893	32,852	33,053
2,520	2,442	4,912	11,099	7,293
1,365	1,365	1,365	1,365	1,365
34,409	27,208	33,127	39,576	48,061
32,523	17,163	22,074	103,770	53,309
4,019	3,917	9,033	21,216	13,862
103,662	102,403	104,583	101,961	106,898
3,017	3,017	3,017	3,017	3,017

925,326	997,476	2,009,622	811,844	620,104

1,223	31,035	73,032	21,545	16,960
370	6,970	10,506	48,964	25,814
1,280	6,194	18,364	115,905	98,872
3,445	14,599	26,501	66,732	48,301
1,907	7,352	1,161	301,292	167,915
858	2,378	944	334,223	150,427

1,073	2,973	1,181	334,223	150,427

5,742	24,331	44,168	83,415	60,376
2,384	9,190	1,451	301,292	167,915
1,073	2,973	1,180	334,223	150,427

123	2,323	3,502	12,241	6,454
1,280	6,194	18,364	86,929	74,154
3,445	14,599	26,501	50,049	36,226

949,529	1,128,587	2,236,477	2,902,877	1,774,372

(172,844)	(23,401)	-	-	(3,853)
(2,453)	(20,225)	-	-	(1,146)
(498)	(2,521)	-	-	(824)
(1,704)	(2,433)	-	-	(2,625)
(4,610)	(5,599)	-	-	(1,314)
(1,910)	(1,557)	-	-	(4,109)
(864)	(712)	-	-	(3,559)
-	-	(6,156)	-	-
-	-	(4,404)	-	-
-	-	(489)	-	-
-	-	(851)	-	-
-	-	(1,210)	-	-
-	-	(39)	-	-
-	-	(28)	-	-

764,646	1,072,139	2,223,300	2,902,877	1,756,942

1,579,725	308,455	1,265,717	4,738,828	2,869,104

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Growth Opportunities Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$216,007,273	$162,514,440
Futures contracts	-	-
Foreign currency transactions	712	-
Forward contracts	-	-

Net realized gain (loss)	216,007,985	162,514,440

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(106,607,956)	(156,877,363)
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	(23)	-
Forward contracts	-	-

Net change in unrealized appreciation (depreciation)	(106,607,979)	(156,877,363)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	109,400,006	5,637,077

Net increase (decrease) in net assets resulting from operations	$116,247,422	$3,428,611

(a) Net of foreign withholding tax of:	$441,720	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$(1,409,567)	$8,375,115	$10,145,146	$11,163,787	$13,606,028
-	-	(150,120)	(509,517)	495,684
(1,749)	(1,550)	67	-	(46)
432,090	-	-	-	-

(979,226)	8,373,565	9,995,093	10,654,270	14,101,666

2,346,408	(20,758,490)	(30,246,289)	(31,512,265)	(47,536,841)
-	-	18,664	59,210	(36,468)
(38)	(1)	-	-	-
67,747	-	-	-	-

2,414,117	(20,758,491)	(30,227,625)	(31,453,055)	(47,573,309)

1,434,891	(12,384,926)	(20,232,532)	(20,798,785)	(33,471,643)

$3,014,616	$(12,076,471)	$(18,966,815)	$(16,059,957)	$(30,602,539)

$28,716	$5,243	$9,879	$3,991	$1,632

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MassMutual Select Mid Cap Growth Fund	MassMutual Select Small Cap Growth Equity Fund
Investment income (Note 2):
Dividends (a)	$63,510,314	$4,262,595
Interest	6,846,980	154,104
Securities lending net income	701,544	88,657

Total investment income	71,058,838	4,505,356

Expenses (Note 3):
Investment advisory fees	55,892,983	4,392,896
Custody fees	497,490	79,148
Audit fees	38,137	38,718
Legal fees	208,833	23,829
Proxy fees	1,365	1,365
Accounting & Administration fees	310,832	41,186
Shareholder reporting fees	678,962	31,986
Trustees’ fees	373,342	25,219
Registration and filing fees	434,713	103,805
Transfer agent fees	3,017	3,017

	58,439,674	4,741,169
Administration fees:
Class R5	1,478,064	130,821
Service Class	565,380	44,420
Administrative Class	456,345	43,929
Class A	355,457	55,670
Class R4	427,917	25,213
Class R3	66,174	5,270
Distribution fees:
Class R3	82,718	6,588
Distribution and Service fees:
Class A	592,429	92,783
Class R4	534,896	31,516
Class R3	82,718	6,588
Shareholder service fees:
Service Class	188,460	14,806
Administrative Class	456,345	43,929
Class A	355,457	55,670

Total expenses	64,082,034	5,298,372
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	-

Net expenses:	64,082,034	5,298,372

Net investment income (loss)	6,976,804	(793,016)

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$7,578,192	$18,143,922	$33,368,838
26,201	195,559	482,031
62,455	134,841	190,975

7,666,848	18,474,322	34,041,844

227,691	4,476,722	6,772,373
34,564	121,587	632,429
34,495	47,994	41,470
5,349	13,513	45,873
1,365	1,872	1,365
44,978	54,384	54,023
65,403	31,348	67,072
9,550	25,146	38,175
103,562	106,404	118,433
3,017	3,017	3,017

529,974	4,881,987	7,774,230

11,946	119,948	-
40,994	55,787	-
72,741	35,912	-
43,633	48,826	-
113,752	27,760	-
104,949	7,707	-

104,949	9,634	-

54,541	81,376	-
113,752	34,700	-
104,949	9,634	-

10,248	18,596	-
54,556	35,912	-
32,725	48,826	-

1,393,709	5,416,605	7,774,230

-	-	(1,198,156)

1,393,709	5,416,605	6,576,074

6,273,139	13,057,717	27,465,770

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MassMutual Select Mid Cap Growth Fund	MassMutual Select Small Cap Growth Equity Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$544,145,531	$64,756,654
Futures contracts	-	-
Written options	-	-
Foreign currency transactions	461	(470)
Forward contracts	-	-

Net realized gain (loss)	544,145,992	64,756,184

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(8,141,899)	(84,314,983)
Futures contracts	-	-
Written options	-	-
Translation of assets and liabilities in foreign currencies	(318)	6
Forward contracts	-	-

Net change in unrealized appreciation (depreciation)	(8,142,217)	(84,314,977)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	536,003,775	(19,558,793)

Net increase (decrease) in net assets resulting from operations	$542,980,579	$(20,351,809)

(a) Net of foreign withholding tax of:	$184,044	$15,288
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$584,705	$6,686,221	$(36,180,009)
220,977	-	-
-	-	124,042
(91,081)	(32,846)	(253,997)
(174,970)	190,781	13,027

539,631	6,844,156	(36,296,937)

(10,482,581)	(25,850,408)*	14,868,240
(150,009)	-	-
-	-	17,312
(6,663)	(63,009)	(56,522)
15,600	(16,175)	(16,202)

(10,623,653)	(25,929,592)	14,812,828

(10,084,022)	(19,085,436)	(21,484,109)

$(3,810,883)	$(6,027,719)	$5,981,661

$671,440	$1,795,032	$3,019,460
$-	$277,145	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Total Return Bond Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$24,805,835	$21,030,243
Net realized gain (loss)	26,041,923	(14,960,139)
Net change in unrealized appreciation (depreciation)	33,455,202	(15,871,819)

Net increase (decrease) in net assets resulting from operations	84,302,960	(9,801,715)

Distributions to shareholders (Note 2):
Class I	(12,861,958)	(10,129,905)*
Class R5	(1,467,037)	(1,828,232)*
Service Class	(3,296,801)	(4,108,576)*
Administrative Class	(1,374,011)	(1,497,295)*
Class A	(182,951)	(107,308)*
Class R4	(4,142,266)	(4,386,331)*
Class R3	(680,228)	(659,012)*

Total distributions	(24,005,252)	(22,716,659)

Net fund share transactions (Note 5):
Class I	19,472,489	78,372,255
Class R5	(10,184,144)	(14,247,231)
Service Class	(23,131,382)	(21,252,012)
Administrative Class	(35,168,941)	(7,307,271)
Class A	3,600,258	(197,896)
Class R4	(22,621,508)	(42,464,885)
Class R3	(5,192,468)	(850,732)

Increase (decrease) in net assets from fund share transactions	(73,225,696)	(7,947,772)

Total increase (decrease) in net assets	(12,927,988)	(40,466,146)
Net assets*
Beginning of year	874,498,782	914,964,928

End of year	$861,570,794	$874,498,782

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund			MassMutual Select Diversified Value Fund
Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2019	Year Ended September 30, 2018

$21,515,269	$15,476,366		$8,379,422	$6,800,472
16,042,025	(8,245,976)		16,734,845	57,294,881
39,876,091	(22,569,554)		(23,965,507)	(35,846,396)

77,433,385	(15,339,164)		1,148,760	28,248,957

(8,470,181)	(4,008,676	)*	(28,659,584)	(45,918,746	)*
(2,165,273)	(1,629,063	)*	(20,081,978)	(15,125,657	)*
(1,196,330)	(1,416,176	)*	(1,299,372)	(3,546,133	)*
(1,764,483)	(1,463,320	)*	(2,096,273)	(1,522,049	)*
(956,568)	(981,391	)*	(5,991,866)	(4,693,995	)*
(1,563,692)	(1,306,810	)*	(775,376)	(437,247	)*
(414,599)	(297,064	)*	(334,894)	(632,593	)*

(16,531,126)	(11,102,500)		(59,239,343)	(71,876,420)

58,765,471	118,010,442		33,417,897	83,112,589
(5,685,479)	10,888,997		(45,265,898)	102,218,131
(20,483,012)	(10,892,743)		(2,224,736)	4,023,618
(550,903)	7,406,356		7,101,576	11,397,212
612,512	(5,515,503)		(2,497,800)	31,912,391
(6,646,992)	9,749,260		2,629,146	3,953,468
(2,567,947)	4,104,641		(454,914)	499,958

23,443,650	133,751,450		(7,294,729)	237,117,367

84,345,909	107,309,786		(65,385,312)	193,489,904

621,194,317	513,884,531		425,960,349	232,470,445

$705,540,226	$621,194,317		$360,575,037	$425,960,349

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Fundamental Value Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$17,333,770	$21,697,708
Net realized gain (loss)	125,035,162	184,928,131
Net change in unrealized appreciation (depreciation)	(158,835,512)	(106,625,065)

Net increase (decrease) in net assets resulting from operations	(16,466,580)	100,000,774

Distributions to shareholders (Note 2):
Class I	(73,708,191)	(95,130,880	)*
Class R5	(32,593,317)	(56,233,126	)*
Service Class	(5,125,760)	(9,180,210	)*
Administrative Class	(9,316,716)	(14,131,875	)*
Class A	(8,857,469)	(15,605,110	)*
Class R4	(1,053,343)	(2,626,805	)*
Class R3	(328,097)	(418,850	)*

Total distributions	(130,982,893)	(193,326,856)

Net fund share transactions (Note 5):
Class I	(199,844,345)	83,284,872
Class R5	(72,882,287)	(32,460,855)
Service Class	(13,502,374)	(6,667,926)
Administrative Class	(16,077,434)	413,773
Class A	(8,162,544)	(15,878,768)
Class R4	977,854	(5,532,388)
Class R3	(117,749)	89,181

Increase (decrease) in net assets from fund share transactions	(309,608,879)	23,247,889

Total increase (decrease) in net assets	(457,058,352)	(70,078,193)
Net assets*
Beginning of year	1,174,169,949	1,244,248,142

End of year	$717,111,597	$1,174,169,949

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund			MassMutual Select Equity Opportunities Fund
Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2019	Year Ended September 30, 2018

$51,688,195	$52,965,032		$9,220,524	$8,952,675
144,404,884	441,815,801		55,293,513	35,859,278
(73,830,725)	46,663,902		(1,480,715)	56,609,190

122,262,354	541,444,735		63,033,322	101,421,143

(124,447,157)	(88,280,813	)*	(24,257,844)	(72,717,180	)*
(71,529,319)	(145,370,837	)*	(16,380,730)	(60,455,592	)*
(60,024,630)	(99,125,892	)*	(4,548,999)	(18,832,884	)*
(82,715,153)	(115,282,617	)*	(6,378,705)	(25,182,392	)*
(4,330,792)	(6,214,397	)*	(6,773,750)	(30,515,699	)*
(91,379,754)	(131,955,470	)*	(1,011,804)	(2,813,811	)*
(35,840,947)	(44,443,244	)*	(268,342)	(880,663	)*

(470,267,752)	(630,673,270)		(59,620,174)	(211,398,221)

333,952,990	263,871,503		1,469,995	75,124,542
11,094,676	(148,996,272)		(7,926,725)	11,938,559
(39,048,606)	(7,735,990)		3,076,615	(918,129)
(61,649,576)	54,482,191		(18,911,812)	6,562,404
(2,633,381)	7,865,893		(13,919,302)	(12,336,256)
(12,865,178)	36,554,500		(2,598,514)	2,877,730
237,194	50,991,235		584,920	66,375

229,088,119	257,033,060		(38,224,823)	83,315,225

(118,917,279)	167,804,525		(34,811,675)	(26,661,853)

3,406,291,920	3,238,487,395		673,162,942	699,824,795

$3,287,374,641	$3,406,291,920		$638,351,267	$673,162,942

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Fundamental Growth Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$218,554	$646,848
Net realized gain (loss)	23,131,178	22,932,763
Net change in unrealized appreciation (depreciation)	(18,402,166)	10,685,570

Net increase (decrease) in net assets resulting from operations	4,947,566	34,265,181

Distributions to shareholders (Note 2):
Class I	(12,107,941)	(5,614,879	)*
Class R5	(5,727,800)	(1,910,165	)*
Service Class	(1,806,108)	(643,847	)*
Administrative Class	(2,415,550)	(830,947	)*
Class A	(3,200,614)	(1,186,880	)*
Class R4	(540,125)	(207,679	)*
Class R3	(647,771)	(188,116	)*

Total distributions	(26,445,909)	(10,582,513)

Net fund share transactions (Note 5):
Class I	12,614,277	(22,896,447)
Class R5	3,117,335	1,842,345
Service Class	1,557,092	(375,602)
Administrative Class	3,909,630	(407,540)
Class A	(963,441)	624,068
Class R4	(969,477)	(581,666)
Class R3	18,898	602,655

Increase (decrease) in net assets from fund share transactions	19,284,314	(21,192,187)

Total increase (decrease) in net assets	(2,214,029)	2,490,481
Net assets*
Beginning of year	144,349,306	141,858,825

End of year	$142,135,277	$144,349,306

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund			MassMutual Select Growth Opportunities Fund
Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2019	Year Ended September 30, 2018

$6,847,416	$4,405,229		$(2,208,466)	$(3,244,257)
216,007,985	113,969,977		162,514,440	131,239,092
(106,607,979)	419,828,015		(156,877,363)	46,443,132

116,247,422	538,203,221		3,428,611	174,437,967

(102,738,297)	(53,054,734	)*	(76,357,844)	(45,787,023)*
(27,201,261)	(19,903,474	)*	(30,171,346)	(20,915,820)*
(6,197,046)	(5,983,959	)*	(13,542,503)	(9,706,877)*
(16,625,240)	(11,264,967	)*	(11,409,550)	(9,696,696)*
(10,484,536)	(6,428,862	)*	(11,000,480)	(9,844,285)*
(6,375,294)	(3,498,721	)*	(3,732,083)	(1,990,343)*
(3,632,300)	(1,952,233	)*	(234,569)	(140,948)*

(173,253,974)	(102,086,950)		(146,448,375)	(98,081,992)

173,871,531	482,449,469		(147,202,085)	(31,099,887)
(35,038,220)	(19,229,405)		5,902,924	(47,885,904)
(5,799,817)	(33,890,933)		15,689,762	(12,819,992)
3,638,511	10,132,740		3,378,588	(38,513,636)
(11,139,179)	8,491,498		(2,244,807)	(31,431,036)
978,189	26,283,357		(3,542,464)	6,324,611
2,368,031	11,428,820		132,464	(133,486)

128,879,046	485,665,546		(127,885,618)	(155,559,330)

71,872,494	921,781,817		(270,905,382)	(79,203,355)

3,107,923,098	2,186,141,281		736,034,511	815,237,866

$3,179,795,592	$3,107,923,098		$465,129,129	$736,034,511

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Mid-Cap Value Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,579,725	$1,155,959
Net realized gain (loss)	(979,226)	12,103,421
Net change in unrealized appreciation (depreciation)	2,414,117	(5,799,298)

Net increase (decrease) in net assets resulting from operations	3,014,616	7,460,082

Distributions to shareholders (Note 2):
Class I	(11,503,586)	(11,655,504	)*
Class R5	(158,819)	(1,093,454	)*
Service Class	(31,116)	(307,031	)*
Administrative Class	(104,376)	(117,314	)*
Class A	(253,992)	(304,984	)*
Class R4	(128,818)	(19,677	)*
Class R3	(48,457)	(50,014	)*

Total distributions	(12,229,164)	(13,547,978)

Net fund share transactions (Note 5):
Class I	11,119,289	14,378,856
Class R5	483,437	(5,821,933)
Service Class	(15,667)	(1,551,597)
Administrative Class	81,246	126,003
Class A	523,247	419,499
Class R4	811,697	181,149
Class R3	153,602	72,362

Increase (decrease) in net assets from fund share transactions	13,156,851	7,804,339

Total increase (decrease) in net assets	3,942,303	1,716,443
Net assets*
Beginning of year	96,249,164	94,532,721

End of year	$100,191,467	$96,249,164

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund		MassMutual Select Small Company Value Fund
Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

$308,455	$345,381	$1,265,717	$863,999
8,373,565	31,006,864	9,995,093	32,330,854
(20,758,491)	(16,746,720)	(30,227,625)	(13,779,790)

(12,076,471)	14,605,525	(18,966,815)	19,415,063

(12,834,546)	(12,580,472)*	(13,734,961)	(19,733,950	)*
(11,337,240)	(5,022,873)*	(9,717,111)	(14,441,452	)*
(1,323,324)	(998,169)*	(1,044,583)	(1,987,189	)*
(1,349,612)	(594,964)*	(1,890,023)	(2,620,296	)*
(3,228,716)	(1,283,851)*	(2,762,400)	(4,202,887	)*
(841,985)	(378,288)*	(91,622)	(98,976	)*
(400,490)	(141,745)*	(74,193)	(37,646	)*

(31,315,913)	(21,000,362)	(29,314,893)	(43,122,396)

13,787,316	(54,977,901)	14,500,126	1,630,942
(9,187,418)	(1,770,875)	19,825,300	(2,681,800)
773,912	(3,129,714)	(3,282)	(2,971,924)
(112,637)	(4,033,024)	159,355	971,974
717,581	1,117,371	323,059	305,564
2,085,499	887,820	27,392	194,932
(148,766)	319,328	114,371	251,454

7,915,487	(61,586,995)	34,946,321	(2,298,858)

(35,476,897)	(67,981,832)	(13,335,387)	(26,006,191)

121,169,446	189,151,278	222,798,357	248,804,548

$85,692,549	$121,169,446	$209,462,970	$222,798,357

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MM S&P Mid Cap Index Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,738,828	$4,676,147
Net realized gain (loss)	10,654,270	26,659,730
Net change in unrealized appreciation (depreciation)	(31,453,055)	30,377,877

Net increase (decrease) in net assets resulting from operations	(16,059,957)	61,713,754

Distributions to shareholders (Note 2):
Class I	(4,293,020)	(3,457,088	)*
Class R5	(1,337,826)	(1,672,445	)*
Service Class	(1,650,071)	(1,680,468	)*
Administrative Class	(4,009,925)	(3,959,269	)*
Class A	(2,022,709)	(2,196,437	)*
Class R4	(7,946,180)	(8,202,143	)*
Class R3	(8,491,936)	(8,882,727	)*

Total distributions	(29,751,667)	(30,050,577)

Net fund share transactions (Note 5):
Class I	21,910,360	12,619,908
Class R5	11,985,229	(5,492,991)
Service Class	(3,368,055)	(617,138)
Administrative Class	(5,527,823)	822,560
Class A	2,455,640	1,553,260
Class R4	(14,693,206)	(1,938,633)
Class R3	(11,526,582)	106,493

Increase (decrease) in net assets from fund share transactions	1,235,563	7,053,459

Total increase (decrease) in net assets	(44,576,061)	38,716,636
Net assets*
Beginning of year	507,623,977	468,907,341

End of year	$463,047,916	$507,623,977

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund			MassMutual Select Mid Cap Growth Fund
Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2019	Year Ended September 30, 2018

$2,869,104	$2,561,815		$6,976,804	$(1,350,300)
14,101,666	21,063,089		544,145,992	610,174,135
(47,573,309)	18,347,642		(8,142,217)	438,257,953

(30,602,539)	41,972,546		542,980,579	1,047,081,788

(4,859,403)	(5,350,588	)*	(441,755,322)	(210,263,356	)*
(1,227,006)	(1,654,589	)*	(120,458,826)	(75,022,880	)*
(1,027,598)	(1,855,393	)*	(32,706,464)	(17,313,004	)*
(3,462,205)	(5,030,138	)*	(27,875,145)	(22,936,108	)*
(1,758,380)	(2,293,220	)*	(23,553,867)	(18,966,860	)*
(4,654,801)	(6,191,199	)*	(20,553,850)	(9,838,503	)*
(4,158,147)	(5,645,520	)*	(3,485,296)	(2,328,583	)*

(21,147,540)	(28,020,647)		(670,388,770)	(356,669,294)

16,872,438	15,892,097		545,699,703	1,925,605,566
(3,473,580)	4,989,453		44,591,111	219,157,339
(7,609,543)	(1,008,958)		(22,747,183)	121,488,962
4,996,603	(1,038,577)		(36,972,890)	(32,110,351)
(1,326,081)	4,778,507		(33,908,807)	(24,433,125)
(3,139,704)	8,397,379		983,439	86,617,204
(3,829,184)	9,967,141		(983,218)	5,378,868

2,490,949	41,977,042		496,662,155	2,301,704,463

(49,259,130)	55,928,941		369,253,964	2,992,116,957

337,847,547	281,918,606		8,235,248,810	5,243,131,853

$288,588,417	$337,847,547		$8,604,502,774	$8,235,248,810

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Cap Growth Equity Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(793,016)	$(1,438,520)
Net realized gain (loss)	64,756,184	97,427,824
Net change in unrealized appreciation (depreciation)	(84,314,977)	48,339,950

Net increase (decrease) in net assets resulting from operations	(20,351,809)	144,329,254

Distributions to shareholders (Note 2):
Class I	(53,822,840)	(16,698,170	)*
Class R5	(20,516,696)	(6,280,358	)*
Service Class	(4,720,329)	(1,941,712	)*
Administrative Class	(5,468,942)	(1,858,860	)*
Class A	(7,811,191)	(2,268,715	)*
Class R4	(2,518,076)	(817,599	)*
Class R3	(568,996)	(178,364	)*

Total distributions	(95,427,070)	(30,043,778)

Net fund share transactions (Note 5):
Class I	(50,423,111)	11,019,059
Class R5	10,239,283	(1,918,693)
Service Class	6,209,414	(6,333,063)
Administrative Class	(156,954)	(671,139)
Class A	(102,073)	1,695,992
Class R4	1,884,803	6,614,519
Class R3	733,765	20,319

Increase (decrease) in net assets from fund share transactions	(31,614,873)	10,426,994

Total increase (decrease) in net assets	(147,393,752)	124,712,470
Net assets*
Beginning of year	657,373,678	532,661,208

End of year	$509,979,926	$657,373,678

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund			MassMutual Select Overseas Fund
Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2019	Year Ended September 30, 2018

$6,273,139	$5,529,296		$13,057,717	$9,445,528
539,631	2,723,673		6,844,156	55,315,164
(10,623,653)	(3,773,110)		(25,929,592)	(65,390,579)

(3,810,883)	4,479,859		(6,027,719)	(629,887)

(1,978,597)	(1,825,880	)*	(35,516,273)	(5,991,661	)*
(566,304)	(596,929	)*	(12,169,771)	(2,868,140	)*
(1,092,714)	(1,130,032	)*	(3,746,863)	(811,229	)*
(1,509,852)	(1,866,307	)*	(2,773,420)	(648,222	)*
(831,254)	(767,230	)*	(3,438,284)	(717,837	)*
(1,930,293)	(1,824,319	)*	(1,327,602)	(181,675	)*
(1,654,082)	(1,630,816	)*	(380,242)	(43,251	)*

(9,563,096)	(9,641,513)		(59,352,455)	(11,262,015)

11,779,930	8,974,020		25,315,923	50,191,124
10,171,965	(528,107)		823,626	(16,593,181)
(21,714,698)	2,232,741		1,168,660	(5,309,473)
4,231,809	(4,248,399)		(6,257,211)	(8,824,112)
2,751,176	4,541,211		(7,479,197)	(7,171,338)
(4,117,818)	4,465,581		3,233,507	5,434,250
(2,192,418)	5,580,375		(197,348)	797,437

909,946	21,017,422		16,607,960	18,524,707

(12,464,033)	15,855,768		(48,772,214)	6,632,805

242,144,507	226,288,739		625,252,874	618,620,069

$229,680,474	$242,144,507		$576,480,660	$625,252,874

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price International Equity Fund
	Year Ended September 30, 2019	Period Ended September 30, 2018†
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$27,465,770	$12,863,639
Net realized gain (loss)	(36,296,937)	(6,388,657)
Net change in unrealized appreciation (depreciation)	14,812,828	(47,226,520)

Net increase (decrease) in net assets resulting from operations	5,981,661	(40,751,538)

Distributions to shareholders (Note 2):
Class I	(14,075,026)	- *

Total distributions	(14,075,026)	-

Net fund share transactions (Note 5):
Class I	334,418,347	850,367,076

Increase (decrease) in net assets from fund share transactions	334,418,347	850,367,076

Total increase (decrease) in net assets	326,324,982	809,615,538
Net assets*
Beginning of year	809,615,538	-

End of year	$1,135,940,520	$809,615,538

†	Fund commenced operations on February 9, 2018.
*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Select Total Return Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)		Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]		Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets (including interest expense)
Class I
9/30/19	$9.62	$0.30	$0.67	$0.97	$(0.29)	$-	$(0.29)	$10.30	10.42%		$479,295	0.36%		N/A		N/A		3.03%
9/30/18	9.99	0.25	(0.34)	(0.09)	(0.28)	-	(0.28)	9.62	(0.98%	)	426,828	0.34%		N/A		N/A		2.62%
9/30/17	10.43	0.22	(0.18)	0.04	(0.27)	(0.21)	(0.48)	9.99	0.57%		361,805	0.35%		N/A		N/A		2.18%
9/30/16	10.17	0.21	0.30	0.51	(0.22)	(0.03)	(0.25)	10.43	5.10%		303,783	0.37%		0.34%		0.34%		2.02%
9/30/15[i]	10.10	0.14	(0.06)	0.08	(0.00)[d]	(0.01)	(0.01)	10.17	0.79%	[b]	534,131	0.39%	[a]	0.34%	[a]	0.34%	[a]	1.81%	[a]
12/31/14	10.12	0.21	0.23	0.44	(0.31)	(0.15)	(0.46)	10.10	4.39%		459,950	0.41%	[p]	0.40%	[p]	0.40%	[n]	2.07%
Class R5
9/30/19	$9.60	$0.29	$0.67	$0.96	$(0.28)	$-	$(0.28)	$10.28	10.32%		$44,973	0.46%		N/A		N/A		2.93%
9/30/18	9.96	0.24	(0.34)	(0.10)	(0.26)	-	(0.26)	9.60	(1.01%	)	51,708	0.44%		N/A		N/A		2.49%
9/30/17	10.41	0.20	(0.18)	0.02	(0.26)	(0.21)	(0.47)	9.96	0.36%		68,491	0.45%		N/A		N/A		2.04%
9/30/16	10.15	0.20	0.30	0.50	(0.21)	(0.03)	(0.24)	10.41	5.01%		115,428	0.47%		0.44%		0.44%		1.94%
9/30/15[i]	10.08	0.13	(0.05)	0.08	(0.00)[d]	(0.01)	(0.01)	10.15	0.79%	[b]	166,482	0.49%	[a]	0.44%	[a]	0.44%	[a]	1.70%	[a]
12/31/14	10.10	0.21	0.22	0.43	(0.30)	(0.15)	(0.45)	10.08	4.26%		148,821	0.52%	[p]	0.51%	[p]	0.51%	[n]	1.98%
Service Class
9/30/19	$9.63	$0.28	$0.68	$0.96	$(0.27)	$-	$(0.27)	$10.32	10.24%		$116,389	0.56%		N/A		N/A		2.83%
9/30/18	10.00	0.23	(0.34)	(0.11)	(0.26)	-	(0.26)	9.63	(1.17%	)	131,813	0.54%		N/A		N/A		2.41%
9/30/17	10.45	0.19	(0.19)	-	(0.24)	(0.21)	(0.45)	10.00	0.25%		158,965	0.55%		N/A		N/A		1.95%
9/30/16	10.17	0.19	0.31	0.50	(0.19)	(0.03)	(0.22)	10.45	5.04%		193,887	0.57%		0.54%		0.54%		1.83%
9/30/15[i]	10.12	0.12	(0.06)	0.06	(0.00)[d]	(0.01)	(0.01)	10.17	0.59%	[b]	209,728	0.59%	[a]	0.54%	[a]	0.54%	[a]	1.54%	[a]
12/31/14	10.13	0.19	0.23	0.42	(0.28)	(0.15)	(0.43)	10.12	4.23%		316,778	0.62%	[p]	0.62%	k,[p]	0.62%	[k],n	1.86%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	217%	243%	289%	264%	264%	453%[u]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Amount of interest expense had no impact on the ratio of expenses to average daily net assets.
p

Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.

u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 456%, as of December 31, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)		Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]		Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets (including interest expense)
Administrative Class
9/30/19	$9.57	$0.27	$0.67	$0.94	$(0.26)	$-	$(0.26)	$10.25	10.10%		$21,183	0.66%		N/A		N/A		2.77%
9/30/18	9.93	0.22	(0.34)	(0.12)	(0.24)	-	(0.24)	9.57	(1.21%	)	53,849	0.64%		N/A		N/A		2.30%
9/30/17	10.37	0.18	(0.18)	-	(0.23)	(0.21)	(0.44)	9.93	0.19%		63,399	0.65%		N/A		N/A		1.86%
9/30/16	10.11	0.17	0.31	0.48	(0.19)	(0.03)	(0.22)	10.37	4.80%		80,444	0.67%		0.64%		0.64%		1.73%
9/30/15[i]	10.06	0.11	(0.05)	0.06	(0.00)[d]	(0.01)	(0.01)	10.11	0.59%	[b]	89,080	0.69%	[a]	0.64%	[a]	0.64%	[a]	1.49%	[a]
12/31/14	10.07	0.18	0.23	0.41	(0.27)	(0.15)	(0.42)	10.06	4.14%		86,220	0.72%	[p]	0.71%	[p]	0.71%	[n]	1.74%
Class A
9/30/19	$9.56	$0.24	$0.68	$0.92	$(0.25)	$-	$(0.25)	$10.23	9.89%		$8,464	0.91%		N/A		N/A		2.48%
9/30/18	9.93	0.20	(0.35)	(0.15)	(0.22)	-	(0.22)	9.56	(1.51%	)	4,327	0.89%		N/A		N/A		2.07%
9/30/17	10.38	0.17	(0.19)	(0.02)	(0.22)	(0.21)	(0.43)	9.93	(0.01%	)	4,703	0.90%		N/A		N/A		1.68%
9/30/16	10.13	0.15	0.31	0.46	(0.18)	(0.03)	(0.21)	10.38	4.62%		1,943	0.92%		0.89%		0.89%		1.47%
9/30/15[i]	10.10	0.11	(0.07)	0.04	(0.00)[d]	(0.01)	(0.01)	10.13	0.39%	[b]	1,998	0.94%	[a]	0.89%	[a]	0.89%	[a]	1.45%	[a]
12/31/14[h]	10.25	0.11	0.16	0.27	(0.27)	(0.15)	(0.42)	10.10	2.65%	[b]	119	0.96%	[a,p]	0.95%	[a,p]	0.95%	[a,n]	1.36%	[a]
Class R4
9/30/19	$9.63	$0.25	$0.69	$0.94	$(0.25)	$-	$(0.25)	$10.32	9.96%		$160,788	0.81%		N/A		N/A		2.58%
9/30/18	9.99	0.21	(0.35)	(0.14)	(0.22)	-	(0.22)	9.63	(1.42%	)	172,390	0.79%		N/A		N/A		2.15%
9/30/17	10.43	0.17	(0.19)	(0.02)	(0.21)	(0.21)	(0.42)	9.99	0.02%		221,969	0.80%		N/A		N/A		1.71%
9/30/16	10.16	0.16	0.31	0.47	(0.17)	(0.03)	(0.20)	10.43	4.70%		295,696	0.82%		0.79%		0.79%		1.58%
9/30/15[i]	10.12	0.10	(0.05)	0.05	(0.00)[d]	(0.01)	(0.01)	10.16	0.49%	[b]	336,956	0.84%	[a]	0.79%	[a]	0.79%	[a]	1.33%	[a]
12/31/14	10.14	0.17	0.22	0.39	(0.26)	(0.15)	(0.41)	10.12	3.88%		385,955	0.86%	[p]	0.85%	[p]	0.85%	[n]	1.62%
Class R3
9/30/19	$9.55	$0.23	$0.67	$0.90	$(0.22)	$-	$(0.22)	$10.23	9.63%		$30,478	1.06%		N/A		N/A		2.33%
9/30/18	9.90	0.18	(0.34)	(0.16)	(0.19)	-	(0.19)	9.55	(1.61%	)	33,583	1.04%		N/A		N/A		1.91%
9/30/17	10.35	0.14	(0.19)	(0.05)	(0.19)	(0.21)	(0.40)	9.90	(0.27%	)	35,633	1.05%		N/A		N/A		1.46%
9/30/16	10.08	0.13	0.32	0.45	(0.15)	(0.03)	(0.18)	10.35	4.49%		46,206	1.07%		1.04%		1.04%		1.33%
9/30/15[i]	10.06	0.08	(0.05)	0.03	(0.00)[d]	(0.01)	(0.01)	10.08	0.29%	[b]	48,998	1.09%	[a]	1.04%	[a]	1.04%	[a]	1.09%	[a]
12/31/14	10.08	0.14	0.22	0.36	(0.23)	(0.15)	(0.38)	10.06	3.66%		49,462	1.11%	[p]	1.10%	[p]	1.10%	[n]	1.37%

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.12	$0.35	$0.86		$1.21	$(0.28)	$(0.28)	$11.05	12.31%		$377,879	0.49%		0.48%		3.37%
9/30/18	10.65	0.32	(0.60)		(0.28)	(0.25)	(0.25)	10.12	(2.69%	)	287,070	0.47%		0.47%	[n]	3.13%
9/30/17	10.67	0.27	(0.01	)aa	0.26	(0.28)	(0.28)	10.65	2.64%		178,204	0.50%		0.48%		2.59%
9/30/16	10.22	0.29	0.46		0.75	(0.30)	(0.30)	10.67	7.62%		99,498	0.54%		0.48%		2.80%
9/30/15[i]	10.15	0.20	(0.13)		0.07	(0.00)[d]	(0.00)[d]	10.22	0.72%	[b]	68,561	0.59%	[a]	0.48%	[a]	2.61%	[a]
12/31/14[h]	10.09	0.25	0.18		0.43	(0.37)	(0.37)	10.15	4.32%	[b]	54,827	0.60%	[a]	0.48%	[a]	3.20%	[a]
Class R5
9/30/19	$10.12	$0.34	$0.86		$1.20	$(0.27)	$(0.27)	$11.05	12.20%		$79,978	0.59%		0.58%		3.27%
9/30/18	10.65	0.31	(0.60)		(0.29)	(0.24)	(0.24)	10.12	(2.79%	)	78,583	0.57%		0.57%	[n]	3.02%
9/30/17	10.67	0.26	(0.01	)aa	0.25	(0.27)	(0.27)	10.65	2.55%		71,341	0.60%		0.58%		2.53%
9/30/16	10.22	0.28	0.46		0.74	(0.29)	(0.29)	10.67	7.51%		61,789	0.64%		0.58%		2.70%
9/30/15[i]	10.16	0.19	(0.13)		0.06	(0.00)[d]	(0.00)[d]	10.22	0.62%	[b]	50,846	0.69%	[a]	0.58%	[a]	2.51%	[a]
12/31/14	9.82	0.32	0.38		0.70	(0.36)	(0.36)	10.16	7.13%		46,966	0.70%		0.63%		3.11%
Service Class
9/30/19	$10.12	$0.33	$0.86		$1.19	$(0.26)	$(0.26)	$11.05	12.02%		$36,123	0.69%		0.68%		3.17%
9/30/18	10.64	0.30	(0.59)		(0.29)	(0.23)	(0.23)	10.12	(2.78%	)	52,794	0.67%		0.67%	[n]	2.89%
9/30/17	10.67	0.25	(0.02	)aa	0.23	(0.26)	(0.26)	10.64	2.30%		66,969	0.70%		0.68%		2.40%
9/30/16	10.22	0.27	0.47		0.74	(0.29)	(0.29)	10.67	7.42%		47,296	0.74%		0.68%		2.61%
9/30/15[i]	10.17	0.19	(0.14)		0.05	(0.00)[d]	(0.00)[d]	10.22	0.52%	[b]	59,568	0.79%	[a]	0.68%	[a]	2.41%	[a]
12/31/14	9.83	0.31	0.38		0.69	(0.35)	(0.35)	10.17	7.08%		51,447	0.79%		0.70%		3.02%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	262%	294%	224%	207%	191%	308%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$10.08	$0.32	$0.85		$1.17	$(0.25)	$(0.25)	$11.00	11.91%		$76,297	0.79%		0.78%		3.07%
9/30/18	10.61	0.29	(0.60)		(0.31)	(0.22)	(0.22)	10.08	(2.96%	)	70,368	0.77%		0.77%	[n]	2.81%
9/30/17	10.64	0.24	(0.01	)aa	0.23	(0.26)	(0.26)	10.61	2.30%		66,460	0.80%		0.78%		2.33%
9/30/16	10.18	0.26	0.47		0.73	(0.27)	(0.27)	10.64	7.39%		42,980	0.84%		0.78%		2.50%
9/30/15[i]	10.14	0.18	(0.14)		0.04	(0.00)[d]	(0.00)[d]	10.18	0.42%	[b]	36,812	0.89%	[a]	0.78%	[a]	2.31%	[a]
12/31/14	9.81	0.30	0.38		0.68	(0.35)	(0.35)	10.14	6.94%		28,065	0.90%		0.80%		2.91%
Class A
9/30/19	$10.04	$0.29	$0.86		$1.15	$(0.22)	$(0.22)	$10.97	11.72%		$49,917	1.04%		1.03%		2.82%
9/30/18	10.57	0.26	(0.59)		(0.33)	(0.20)	(0.20)	10.04	(3.23%	)	45,189	1.02%		1.02%	[n]	2.54%
9/30/17	10.60	0.21	(0.01	)aa	0.20	(0.23)	(0.23)	10.57	1.99%		53,329	1.05%		1.03%		2.07%
9/30/16	10.15	0.23	0.47		0.70	(0.25)	(0.25)	10.60	7.12%		45,782	1.09%		1.03%		2.25%
9/30/15[i]	10.13	0.16	(0.14)		0.02	(0.00)[d]	(0.00)[d]	10.15	0.22%	[b]	40,577	1.14%	[a]	1.03%	[a]	2.07%	[a]
12/31/14	9.80	0.27	0.38		0.65	(0.32)	(0.32)	10.13	6.66%		32,540	1.15%		1.06%		2.65%
Class R4
9/30/19	$10.01	$0.30	$0.86		$1.16	$(0.24)	$(0.24)	$10.93	11.82%		$66,656	0.94%		0.93%		2.91%
9/30/18	10.55	0.27	(0.60)		(0.33)	(0.21)	(0.21)	10.01	(3.17%	)	67,672	0.92%		0.92%	[n]	2.67%
9/30/17	10.58	0.22	(0.01	)aa	0.21	(0.24)	(0.24)	10.55	2.15%		61,286	0.95%		0.93%		2.14%
9/30/16	10.15	0.24	0.47		0.71	(0.28)	(0.28)	10.58	7.20%		26,419	0.99%		0.93%		2.36%
9/30/15[i]	10.12	0.18	(0.15)		0.03	(0.00)[d]	(0.00)[d]	10.15	0.32%	[b]	14,724	1.04%	[a]	0.93%	[a]	2.36%	[a]
12/31/14[h]	10.06	0.21	0.19		0.40	(0.34)	(0.34)	10.12	3.99%	[b]	104	1.05%	[a]	0.93%	[a]	2.75%	[a]
Class R3
9/30/19	$9.92	$0.27	$0.84		$1.11	$(0.21)	$(0.21)	$10.82	11.48%		$18,689	1.19%		1.18%		2.67%
9/30/18	10.45	0.24	(0.58)		(0.34)	(0.19)	(0.19)	9.92	(3.32%	)	19,519	1.17%		1.17%	[n]	2.42%
9/30/17	10.50	0.19	(0.01	)aa	0.18	(0.23)	(0.23)	10.45	1.84%		16,295	1.20%		1.18%		1.90%
9/30/16	10.06	0.22	0.46		0.68	(0.24)	(0.24)	10.50	6.95%		5,810	1.24%		1.18%		2.12%
9/30/15[i]	10.05	0.15	(0.14)		0.01	(0.00)[d]	(0.00)[d]	10.06	0.13%	[b]	2,904	1.29%	[a]	1.18%	[a]	1.94%	[a]
12/31/14	9.75	0.25	0.38		0.63	(0.33)	(0.33)	10.05	6.44%		1,978	1.33%		1.24%		2.49%

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.48	$0.26	$(0.33)	$(0.07)	$(0.26)	$(1.67)	$(1.93)	$11.48	1.59%		$210,652	0.58%		2.31%
9/30/18	16.69	0.25	1.70	1.95	(0.42)	(4.74)	(5.16)	13.48	13.43%		202,121	0.57%		1.85%
9/30/17	14.90	0.30	2.47	2.77	(0.35)	(0.63)	(0.98)	16.69	19.25%		145,732	0.58%		1.90%
9/30/16	13.64	0.27	1.20	1.47	(0.21)	-	(0.21)	14.90	10.89%		251,684	0.57%		1.90%
9/30/15[i]	14.86	0.18	(1.35)	(1.17)	(0.05)	-	(0.05)	13.64	(7.91%	)[b]	75,827	0.58%	[a]	1.66%	[a]
12/31/14[h]	13.89	0.17	1.10	1.27	(0.30)	-	(0.30)	14.86	9.20%	[b]	97,877	0.55%	[a]	1.56%	[a]
Class R5
9/30/19	$13.50	$0.25	$(0.33)	$(0.08)	$(0.25)	$(1.67)	$(1.92)	$11.50	1.48%		$74,403	0.68%		2.19%
9/30/18	16.71	0.24	1.69	1.93	(0.40)	(4.74)	(5.14)	13.50	13.28%		143,091	0.67%		1.80%
9/30/17	14.90	0.29	2.47	2.76	(0.32)	(0.63)	(0.95)	16.71	19.16%		50,361	0.68%		1.83%
9/30/16	13.64	0.28	1.18	1.46	(0.20)	-	(0.20)	14.90	10.78%		46,830	0.67%		2.00%
9/30/15[i]	14.87	0.17	(1.35)	(1.18)	(0.05)	-	(0.05)	13.64	(7.98%	)[b]	207,187	0.68%	[a]	1.58%	[a]
12/31/14	13.56	0.29	1.30	1.59	(0.28)	-	(0.28)	14.87	11.82%		235,941	0.63%		2.07%
Service Class
9/30/19	$13.49	$0.24	$(0.32)	$(0.08)	$(0.23)	$(1.67)	$(1.90)	$11.51	1.40%		$10,046	0.78%		2.08%
9/30/18	16.69	0.22	1.70	1.92	(0.38)	(4.74)	(5.12)	13.49	13.21%		13,564	0.77%		1.64%
9/30/17	14.90	0.27	2.47	2.74	(0.32)	(0.63)	(0.95)	16.69	18.97%		11,721	0.78%		1.71%
9/30/16	13.63	0.25	1.21	1.46	(0.19)	-	(0.19)	14.90	10.75%		8,656	0.77%		1.78%
9/30/15[i]	14.88	0.16	(1.36)	(1.20)	(0.05)	-	(0.05)	13.63	(8.11%	)[b]	14,983	0.78%	[a]	1.49%	[a]
12/31/14	13.57	0.25	1.33	1.58	(0.27)	-	(0.27)	14.88	11.72%		16,147	0.73%		1.76%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	42%	75%	71%	39%	29%	49%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$13.58	$0.23	$(0.33)	$(0.10)	$(0.22)	$(1.67)	$(1.89)	$11.59	1.29%		$20,346	0.88%		2.01%
9/30/18	16.76	0.21	1.70	1.91	(0.35)	(4.74)	(5.09)	13.58	13.07%		15,165	0.87%		1.61%
9/30/17	14.96	0.26	2.48	2.74	(0.31)	(0.63)	(0.94)	16.76	18.92%		5,176	0.88%		1.63%
9/30/16	13.68	0.24	1.20	1.44	(0.16)	-	(0.16)	14.96	10.57%		6,903	0.87%		1.66%
9/30/15[i]	14.93	0.15	(1.35)	(1.20)	(0.05)	-	(0.05)	13.68	(8.08%	)[b]	6,206	0.88%	[a]	1.38%	[a]
12/31/14	13.63	0.24	1.32	1.56	(0.26)	-	(0.26)	14.93	11.52%		9,579	0.84%		1.69%
Class A
9/30/19	$13.45	$0.20	$(0.32)	$(0.12)	$(0.20)	$(1.67)	$(1.87)	$11.46	1.03%		$37,170	1.13%		1.75%
9/30/18	16.64	0.18	1.69	1.87	(0.32)	(4.74)	(5.06)	13.45	12.82%		45,319	1.12%		1.36%
9/30/17	14.85	0.21	2.48	2.69	(0.27)	(0.63)	(0.90)	16.64	18.64%		16,573	1.13%		1.36%
9/30/16	13.58	0.20	1.20	1.40	(0.13)	-	(0.13)	14.85	10.33%		19,968	1.12%		1.43%
9/30/15[i]	14.86	0.13	(1.36)	(1.23)	(0.05)	-	(0.05)	13.58	(8.32%	)[b]	20,926	1.13%	[a]	1.14%	[a]
12/31/14	13.55	0.21	1.31	1.52	(0.21)	-	(0.21)	14.86	11.27%		23,963	1.10%		1.47%
Class R4
9/30/19	$13.32	$0.21	$(0.32)	$(0.11)	$(0.23)	$(1.67)	$(1.90)	$11.31	1.18%		$6,570	1.03%		1.88%
9/30/18	16.56	0.19	1.68	1.87	(0.37)	(4.74)	(5.11)	13.32	12.93%		4,523	1.02%		1.44%
9/30/17	14.81	0.23	2.46	2.69	(0.31)	(0.63)	(0.94)	16.56	18.74%		861	1.03%		1.47%
9/30/16	13.57	0.22	1.18	1.40	(0.16)	-	(0.16)	14.81	10.38%		711	1.02%		1.57%
9/30/15[i]	14.83	0.14	(1.35)	(1.21)	(0.05)	-	(0.05)	13.57	(8.20%	)[b]	279	1.03%	[a]	1.26%	[a]
12/31/14[h]	13.86	0.12	1.10	1.22	(0.25)	-	(0.25)	14.83	8.85%	[b]	109	1.00%	[a]	1.13%	[a]
Class R3
9/30/19	$13.37	$0.18	$(0.31)	$(0.13)	$(0.18)	$(1.67)	$(1.85)	$11.39	0.91%		$1,387	1.28%		1.59%
9/30/18	16.59	0.15	1.68	1.83	(0.31)	(4.74)	(5.05)	13.37	12.56%		2,177	1.27%		1.13%
9/30/17	14.83	0.19	2.46	2.65	(0.26)	(0.63)	(0.89)	16.59	18.44%		2,046	1.28%		1.22%
9/30/16	13.62	0.19	1.19	1.38	(0.17)	-	(0.17)	14.83	10.17%		1,635	1.27%		1.36%
9/30/15[i]	14.91	0.12	(1.36)	(1.24)	(0.05)	-	(0.05)	13.62	(8.36%	)[b]	247	1.28%	[a]	1.06%	[a]
12/31/14	13.61	0.18	1.31	1.49	(0.19)	-	(0.19)	14.91	11.02%		194	1.28%		1.26%

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$11.93	$0.20	$(0.39)	$(0.19)	$(0.23)	$(1.18)	$(1.41)	$10.33	(0.07%	)	$353,302	0.64%		N/A	1.96%
9/30/18	13.01	0.23	0.81	1.04	(0.24)	(1.88)	(2.12)	11.93	8.56%		632,974	0.63%		N/A	1.91%
9/30/17	12.39	0.23	1.60	1.83	(0.25)	(0.96)	(1.21)	13.01	15.49%		594,578	0.64%		N/A	1.82%
9/30/16	12.46	0.25	1.27	1.52	(0.23)	(1.36)	(1.59)	12.39	13.21%		500,270	0.63%		N/A	2.04%
9/30/15[i]	13.97	0.17	(1.28)	(1.11)	-	(0.40)	(0.40)	12.46	(8.06%	)[b]	422,026	0.63%	[a]	N/A	1.65%	[a]
12/31/14	13.60	0.23	1.28	1.51	(0.24)	(0.90)	(1.14)	13.97	11.45%		408,068	0.65%		0.62%	1.65%
Class R5
9/30/19	$11.98	$0.19	$(0.38)	$(0.19)	$(0.22)	$(1.18)	$(1.40)	$10.39	(0.13%	)	$196,887	0.74%		N/A	1.85%
9/30/18	13.06	0.22	0.80	1.02	(0.22)	(1.88)	(2.10)	11.98	8.39%		309,004	0.73%		N/A	1.80%
9/30/17	12.43	0.21	1.61	1.82	(0.23)	(0.96)	(1.19)	13.06	15.41%		368,686	0.74%		N/A	1.72%
9/30/16	12.49	0.23	1.29	1.52	(0.22)	(1.36)	(1.58)	12.43	13.12%		372,531	0.73%		N/A	1.95%
9/30/15[i]	14.01	0.16	(1.28)	(1.12)	-	(0.40)	(0.40)	12.49	(8.10%	)[b]	423,631	0.73%	[a]	N/A	1.53%	[a]
12/31/14	13.64	0.22	1.27	1.49	(0.22)	(0.90)	(1.12)	14.01	11.27%		564,826	0.78%		0.74%	1.53%
Service Class
9/30/19	$11.93	$0.18	$(0.38)	$(0.20)	$(0.21)	$(1.18)	$(1.39)	$10.34	(0.25%	)	$30,115	0.84%		N/A	1.75%
9/30/18	13.00	0.20	0.81	1.01	(0.20)	(1.88)	(2.08)	11.93	8.36%		49,551	0.83%		N/A	1.69%
9/30/17	12.38	0.20	1.60	1.80	(0.22)	(0.96)	(1.18)	13.00	15.24%		60,852	0.84%		N/A	1.59%
9/30/16	12.44	0.22	1.29	1.51	(0.21)	(1.36)	(1.57)	12.38	13.06%		124,126	0.83%		N/A	1.86%
9/30/15[i]	13.97	0.15	(1.28)	(1.13)	-	(0.40)	(0.40)	12.44	(8.20%	)[b]	158,634	0.83%	[a]	N/A	1.44%	[a]
12/31/14	13.60	0.20	1.28	1.48	(0.21)	(0.90)	(1.11)	13.97	11.22%		208,770	0.86%		0.83%	1.44%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	103%	46%	13%	16%	15%	19%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$12.00	$0.17	$(0.38)	$(0.21)	$(0.20)	$(1.18)	$(1.38)	$10.41	(0.36%	)	$58,983	0.94%		N/A	1.65%
9/30/18	13.07	0.19	0.81	1.00	(0.19)	(1.88)	(2.07)	12.00	8.21%		85,905	0.93%		N/A	1.60%
9/30/17	12.44	0.19	1.61	1.80	(0.21)	(0.96)	(1.17)	13.07	15.16%		92,380	0.94%		N/A	1.51%
9/30/16	12.49	0.21	1.29	1.50	(0.19)	(1.36)	(1.55)	12.44	12.93%		94,316	0.93%		N/A	1.75%
9/30/15[i]	14.04	0.14	(1.29)	(1.15)	-	(0.40)	(0.40)	12.49	(8.30%	)[b]	102,932	0.93%	[a]	N/A	1.34%	[a]
12/31/14	13.65	0.19	1.29	1.48	(0.19)	(0.90)	(1.09)	14.04	11.14%		123,885	0.97%		0.94%	1.33%
Class A
9/30/19	$11.83	$0.14	$(0.37)	$(0.23)	$(0.16)	$(1.18)	$(1.34)	$10.26	(0.58%	)	$66,407	1.19%		N/A	1.38%
9/30/18	12.90	0.16	0.80	0.96	(0.15)	(1.88)	(2.03)	11.83	7.94%		84,733	1.18%		N/A	1.34%
9/30/17	12.28	0.16	1.59	1.75	(0.17)	(0.96)	(1.13)	12.90	14.90%		108,447	1.19%		N/A	1.26%
9/30/16	12.35	0.18	1.26	1.44	(0.15)	(1.36)	(1.51)	12.28	12.58%		161,322	1.18%		N/A	1.50%
9/30/15[i]	13.90	0.11	(1.26)	(1.15)	-	(0.40)	(0.40)	12.35	(8.39%	)[b]	170,054	1.18%	[a]	N/A	1.08%	[a]
12/31/14	13.53	0.15	1.27	1.42	(0.15)	(0.90)	(1.05)	13.90	10.78%		215,519	1.23%		1.19%	1.08%
Class R4
9/30/19	$11.67	$0.15	$(0.37)	$(0.22)	$(0.16)	$(1.18)	$(1.34)	$10.11	(0.47%	)	$9,055	1.09%		N/A	1.48%
9/30/18	12.77	0.17	0.79	0.96	(0.18)	(1.88)	(2.06)	11.67	8.06%		9,172	1.08%		N/A	1.45%
9/30/17	12.21	0.17	1.57	1.74	(0.22)	(0.96)	(1.18)	12.77	14.98%		16,370	1.09%		N/A	1.37%
9/30/16	12.32	0.20	1.26	1.46	(0.21)	(1.36)	(1.57)	12.21	12.78%		6,905	1.08%		N/A	1.66%
9/30/15[i]	13.86	0.12	(1.26)	(1.14)	-	(0.40)	(0.40)	12.32	(8.34%	)[b]	1,846	1.08%	[a]	N/A	1.25%	[a]
12/31/14[h]	13.74	0.12	1.10	1.22	(0.20)	(0.90)	(1.10)	13.86	9.16%	[b]	109	1.07%	[a]	N/A	1.11%	[a]
Class R3
9/30/19	$11.63	$0.12	$(0.37)	$(0.25)	$(0.15)	$(1.18)	$(1.33)	$10.05	(0.77%	)	$2,362	1.34%		N/A	1.23%
9/30/18	12.72	0.14	0.79	0.93	(0.14)	(1.88)	(2.02)	11.63	7.84%		2,831	1.33%		N/A	1.21%
9/30/17	12.14	0.14	1.57	1.71	(0.17)	(0.96)	(1.13)	12.72	14.72%		2,936	1.34%		N/A	1.14%
9/30/16	12.25	0.16	1.25	1.41	(0.16)	(1.36)	(1.52)	12.14	12.41%		1,512	1.33%		N/A	1.34%
9/30/15[i]	13.81	0.10	(1.26)	(1.16)	-	(0.40)	(0.40)	12.25	(8.51%	)[b]	896	1.33%	[a]	N/A	0.95%	[a]
12/31/14	13.45	0.12	1.27	1.39	(0.13)	(0.90)	(1.03)	13.81	10.63%		977	1.41%		1.37%	0.88%

MM S&P 500 Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$20.48	$0.32	$(0.00	)d,aa	$0.32	$(0.37)	$(2.51)	$(2.88)	$17.92	4.17%		$1,083,523	0.12%		N/A	1.86%
9/30/18	21.59	0.37	3.00		3.37	(0.48)	(4.00)	(4.48)	20.48	17.77%		819,557	0.12%		N/A	1.86%
9/30/17	19.40	0.39	3.03		3.42	(0.44)	(0.79)	(1.23)	21.59	18.44%		541,131	0.12%		N/A	1.95%
9/30/16	17.50	0.38	2.24		2.62	(0.36)	(0.36)	(0.72)	19.40	15.30%		1,078,531	0.12%		N/A	2.05%
9/30/15[i]	18.54	0.27	(1.26)		(0.99)	-	(0.05)	(0.05)	17.50	(5.35%	)[b]	860,720	0.12%	[a]	N/A	1.93%	[a]
12/31/14	16.99	0.34	1.94		2.28	(0.34)	(0.39)	(0.73)	18.54	13.55%		619,847	0.13%		0.11%	1.90%
Class R5
9/30/19	$20.53	$0.31	$(0.01	)aa	$0.30	$(0.34)	$(2.51)	$(2.85)	$17.98	4.05%		$487,312	0.22%		N/A	1.76%
9/30/18	21.63	0.35	3.01		3.36	(0.46)	(4.00)	(4.46)	20.53	17.65%		532,163	0.22%		N/A	1.75%
9/30/17	19.43	0.38	3.03		3.41	(0.42)	(0.79)	(1.21)	21.63	18.33%		710,184	0.22%		N/A	1.88%
9/30/16	17.52	0.37	2.24		2.61	(0.34)	(0.36)	(0.70)	19.43	15.20%		828,915	0.22%		N/A	1.95%
9/30/15[i]	18.58	0.25	(1.26)		(1.01)	-	(0.05)	(0.05)	17.52	(5.44%	)[b]	872,011	0.22%	[a]	N/A	1.82%	[a]
12/31/14[p]	17.02	0.32	1.95		2.27	(0.32)	(0.39)	(0.71)	18.58	13.46%		1,003,654	0.23%		0.22%	1.79%
Service Class
9/30/19	$20.55	$0.28	$(0.01	)aa	$0.27	$(0.31)	$(2.51)	$(2.82)	$18.00	3.84%		$395,249	0.37%		N/A	1.61%
9/30/18	21.64	0.32	3.02		3.34	(0.43)	(4.00)	(4.43)	20.55	17.48%		481,405	0.37%		N/A	1.59%
9/30/17	19.43	0.35	3.03		3.38	(0.38)	(0.79)	(1.17)	21.64	18.17%		508,135	0.37%		N/A	1.72%
9/30/16	17.52	0.34	2.24		2.58	(0.31)	(0.36)	(0.67)	19.43	15.03%		499,673	0.37%		N/A	1.80%
9/30/15[i]	18.60	0.23	(1.26)		(1.03)	-	(0.05)	(0.05)	17.52	(5.54%	)[b]	636,417	0.37%	[a]	N/A	1.66%	[a]
12/31/14	17.05	0.29	1.94		2.23	(0.29)	(0.39)	(0.68)	18.60	13.21%		736,040	0.39%		0.38%	1.63%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	4%	3%[q]	5%	4%	2%	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class I shares were renamed Class R5 shares on April 1, 2014.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 12% including securities received from subscriptions in-kind.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$20.19	$0.26	$(0.01	)aa	$0.25	$(0.30)	$(2.51)	$(2.81)	$17.63	3.77%		$476,225	0.47%		N/A	1.51%
9/30/18	21.34	0.29	2.97		3.26	(0.41)	(4.00)	(4.41)	20.19	17.34%		606,359	0.47%		N/A	1.50%
9/30/17	19.19	0.32	3.00		3.32	(0.38)	(0.79)	(1.17)	21.34	18.03%		572,199	0.47%		N/A	1.62%
9/30/16	17.30	0.32	2.22		2.54	(0.29)	(0.36)	(0.65)	19.19	14.96%		506,085	0.47%		N/A	1.70%
9/30/15[i]	18.39	0.22	(1.26)		(1.04)	-	(0.05)	(0.05)	17.30	(5.66%	)[b]	493,479	0.47%	[a]	N/A	1.57%	[a]
12/31/14	16.86	0.27	1.93		2.20	(0.28)	(0.39)	(0.67)	18.39	13.18%		557,940	0.48%		0.47%	1.54%
Class A
9/30/19	$19.82	$0.21	$(0.02	)aa	$0.19	$(0.24)	$(2.51)	$(2.75)	$17.26	3.46%		$28,147	0.72%		N/A	1.26%
9/30/18	21.03	0.24	2.92		3.16	(0.37)	(4.00)	(4.37)	19.82	17.06%		34,494	0.72%		N/A	1.25%
9/30/17	18.92	0.27	2.96		3.23	(0.33)	(0.79)	(1.12)	21.03	17.80%		27,907	0.72%		N/A	1.37%
9/30/16	17.12	0.27	2.19		2.46	(0.30)	(0.36)	(0.66)	18.92	14.63%		21,320	0.72%		N/A	1.46%
9/30/15[i]	18.23	0.18	(1.24)		(1.06)	-	(0.05)	(0.05)	17.12	(5.82%	)[b]	11,784	0.72%	[a]	N/A	1.33%	[a]
12/31/14[h]	17.01	0.19	1.68		1.87	(0.26)	(0.39)	(0.65)	18.23	11.10%	[b]	3,314	0.72%	[a]	N/A	1.43%	[a]
Class R4
9/30/19	$19.95	$0.23	$(0.02	)aa	$0.21	$(0.26)	$(2.51)	$(2.77)	$17.39	3.61%		$594,415	0.62%		N/A	1.36%
9/30/18	21.13	0.26	2.93		3.19	(0.37)	(4.00)	(4.37)	19.95	17.15%		681,097	0.62%		N/A	1.35%
9/30/17	19.01	0.29	2.97		3.26	(0.35)	(0.79)	(1.14)	21.13	17.88%		670,521	0.62%		N/A	1.47%
9/30/16	17.16	0.29	2.19		2.48	(0.27)	(0.36)	(0.63)	19.01	14.72%		632,838	0.62%		N/A	1.55%
9/30/15[i]	18.25	0.19	(1.23)		(1.04)	-	(0.05)	(0.05)	17.16	(5.70%	)[b]	534,856	0.62%	[a]	N/A	1.41%	[a]
12/31/14	16.74	0.24	1.90		2.14	(0.24)	(0.39)	(0.63)	18.25	12.92%		547,665	0.66%		0.63%	1.37%
Class R3
9/30/19	$19.45	$0.18	$(0.02	)aa	$0.16	$(0.23)	$(2.51)	$(2.74)	$16.87	3.34%		$222,503	0.87%		N/A	1.11%
9/30/18	20.72	0.21	2.87		3.08	(0.35)	(4.00)	(4.35)	19.45	16.90%		251,216	0.87%		N/A	1.10%
9/30/17	18.70	0.24	2.91		3.15	(0.34)	(0.79)	(1.13)	20.72	17.54%		208,410	0.87%		N/A	1.21%
9/30/16	16.95	0.24	2.17		2.41	(0.30)	(0.36)	(0.66)	18.70	14.49%		95,197	0.87%		N/A	1.29%
9/30/15[i]	18.06	0.16	(1.22)		(1.06)	-	(0.05)	(0.05)	16.95	(5.88%	)[b]	24,643	0.87%	[a]	N/A	1.21%	[a]
12/31/14	16.58	0.19	1.90		2.09	(0.22)	(0.39)	(0.61)	18.06	12.68%		3,736	0.92%		0.89%	1.12%

MassMutual Select Equity Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$18.41	$0.27	$1.36	$1.63	$(0.28)	$(1.43)	$(1.71)	$18.33	10.82%		$274,970	0.74%		N/A	1.60%
9/30/18	22.45	0.27	2.75	3.02	(0.51)	(6.55)	(7.06)	18.41	16.23%		268,240	0.74%		N/A	1.50%
9/30/17	18.40	0.41	4.27	4.68	(0.27)	(0.36)	(0.63)	22.45	25.85%		228,919	0.74%		N/A	2.00%
9/30/16	19.31	0.25	2.13	2.38	(0.36)	(2.93)	(3.29)	18.40	13.56%		213,648	0.73%		N/A	1.43%
9/30/15[i]	22.69	0.28	(3.41)	(3.13)	-	(0.25)	(0.25)	19.31	(13.85%	)[b]	216,254	0.73%	[a]	N/A	1.70%	[a]
12/31/14	23.34	0.46	2.34	2.80	(0.47)	(2.98)	(3.45)	22.69	12.54%		222,925	0.74%		0.71%	1.94%
Class R5
9/30/19	$18.47	$0.26	$1.37	$1.63	$(0.26)	$(1.43)	$(1.69)	$18.41	10.76%		$180,002	0.84%		N/A	1.50%
9/30/18	22.50	0.25	2.75	3.00	(0.48)	(6.55)	(7.03)	18.47	16.09%		188,418	0.84%		N/A	1.38%
9/30/17	18.44	0.39	4.28	4.67	(0.25)	(0.36)	(0.61)	22.50	25.73%		207,798	0.84%		N/A	1.87%
9/30/16	19.34	0.23	2.14	2.37	(0.34)	(2.93)	(3.27)	18.44	13.44%		203,817	0.83%		N/A	1.32%
9/30/15[i]	22.74	0.27	(3.42)	(3.15)	-	(0.25)	(0.25)	19.34	(13.91%	)[b]	240,748	0.83%	[a]	N/A	1.62%	[a]
12/31/14	23.38	0.45	2.33	2.78	(0.44)	(2.98)	(3.42)	22.74	12.44%		336,501	0.84%		0.82%	1.89%
Service Class
9/30/19	$18.10	$0.24	$1.33	$1.57	$(0.24)	$(1.43)	$(1.67)	$18.00	10.61%		$53,931	0.94%		N/A	1.41%
9/30/18	22.17	0.23	2.71	2.94	(0.46)	(6.55)	(7.01)	18.10	16.00%		50,746	0.94%		N/A	1.28%
9/30/17	18.18	0.35	4.23	4.58	(0.23)	(0.36)	(0.59)	22.17	25.59%		61,849	0.94%		N/A	1.74%
9/30/16	19.11	0.21	2.10	2.31	(0.31)	(2.93)	(3.24)	18.18	13.31%		69,632	0.93%		N/A	1.22%
9/30/15[i]	22.49	0.25	(3.38)	(3.13)	-	(0.25)	(0.25)	19.11	(14.02%	)[b]	76,245	0.93%	[a]	N/A	1.50%	[a]
12/31/14	23.16	0.44	2.29	2.73	(0.42)	(2.98)	(3.40)	22.49	12.33%		98,642	0.94%		0.92%	1.87%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	33%	35%	131%	36%	39%	35%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$17.84	$0.21	$1.31	$1.52	$(0.22)	$(1.43)	$(1.65)	$17.71	10.46%		$55,316	1.04%		N/A	1.29%
9/30/18	21.94	0.21	2.68	2.89	(0.44)	(6.55)	(6.99)	17.84	15.92%		75,215	1.04%		N/A	1.19%
9/30/17	17.99	0.33	4.19	4.52	(0.21)	(0.36)	(0.57)	21.94	25.50%		82,359	1.04%		N/A	1.66%
9/30/16	18.94	0.20	2.07	2.27	(0.29)	(2.93)	(3.22)	17.99	13.19%		89,646	1.03%		N/A	1.12%
9/30/15[i]	22.31	0.23	(3.35)	(3.12)	-	(0.25)	(0.25)	18.94	(14.04%	)[b]	97,736	1.03%	[a]	N/A	1.42%	[a]
12/31/14	23.00	0.38	2.30	2.68	(0.39)	(2.98)	(3.37)	22.31	12.20%		111,776	1.05%		1.03%	1.63%
Class A
9/30/19	$16.98	$0.16	$1.24	$1.40	$(0.17)	$(1.43)	$(1.60)	$16.78	10.19%		$63,914	1.29%		N/A	1.04%
9/30/18	21.17	0.16	2.56	2.72	(0.36)	(6.55)	(6.91)	16.98	15.62%		78,457	1.29%		N/A	0.92%
9/30/17	17.37	0.28	4.02	4.30	(0.14)	(0.36)	(0.50)	21.17	25.13%		107,667	1.29%		N/A	1.42%
9/30/16	18.38	0.15	2.01	2.16	(0.24)	(2.93)	(3.17)	17.37	12.93%		146,239	1.28%		N/A	0.87%
9/30/15[i]	21.69	0.18	(3.24)	(3.06)	-	(0.25)	(0.25)	18.38	(14.16%	)[b]	181,803	1.28%	[a]	N/A	1.16%	[a]
12/31/14	22.46	0.33	2.21	2.54	(0.33)	(2.98)	(3.31)	21.69	11.86%		227,294	1.30%		1.28%	1.45%
Class R4
9/30/19	$16.74	$0.17	$1.21	$1.38	$(0.21)	$(1.43)	$(1.64)	$16.48	10.30%		$6,921	1.19%		N/A	1.13%
9/30/18	21.00	0.17	2.54	2.71	(0.42)	(6.55)	(6.97)	16.74	15.70%		9,409	1.19%		N/A	1.04%
9/30/17	17.28	0.31	3.99	4.30	(0.22)	(0.36)	(0.58)	21.00	25.27%		8,146	1.19%		N/A	1.58%
9/30/16	18.35	0.16	2.02	2.18	(0.32)	(2.93)	(3.25)	17.28	13.11%		6,065	1.18%		N/A	0.98%
9/30/15[i]	21.65	0.24	(3.29)	(3.05)	-	(0.25)	(0.25)	18.35	(14.14%	)[b]	1,683	1.18%	[a]	N/A	1.52%	[a]
12/31/14[h]	22.25	0.10	2.67	2.77	(0.39)	(2.98)	(3.37)	21.65	13.01%	[b]	113	1.17%	[a]	N/A	0.55%	[a]
Class R3
9/30/19	$15.77	$0.13	$1.12	$1.25	$(0.17)	$(1.43)	$(1.60)	$15.42	10.01%		$3,297	1.44%		N/A	0.92%
9/30/18	20.10	0.12	2.41	2.53	(0.31)	(6.55)	(6.86)	15.77	15.43%		2,679	1.44%		N/A	0.78%
9/30/17	16.55	0.24	3.83	4.07	(0.16)	(0.36)	(0.52)	20.10	25.00%		3,087	1.44%		N/A	1.28%
9/30/16	17.72	0.12	1.93	2.05	(0.29)	(2.93)	(3.22)	16.55	12.76%		3,539	1.43%		N/A	0.74%
9/30/15[i]	20.95	0.14	(3.12)	(2.98)	-	(0.25)	(0.25)	17.72	(14.28%	)[b]	2,317	1.44%	[a]	N/A	0.94%	[a]
12/31/14	21.80	0.29	2.13	2.42	(0.29)	(2.98)	(3.27)	20.95	11.67%		721	1.49%		1.47%	1.31%

MassMutual Select Fundamental Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations				Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$9.81	$0.02	$(0.00	)d,aa	$0.02	$(0.05)	$(1.75)	$(1.80)	$8.03	4.27%		$67,992	0.82%		0.78%		0.31%
9/30/18	8.44	0.05	1.95		2.00	(0.07)	(0.56)	(0.63)	9.81	24.98%		64,876	0.78%		0.70%		0.56%
9/30/17	8.01	0.08	1.37		1.45	(0.08)	(0.94)	(1.02)	8.44	20.59%		75,206	0.84%		0.70%		1.09%
9/30/16	8.02	0.07	0.86		0.93	(0.08)	(0.86)	(0.94)	8.01	12.02%		56,680	0.82%		0.70%		0.86%
9/30/15[i]	8.18	0.05	(0.18)		(0.13)	-	(0.03)	(0.03)	8.02	(1.60%	)[b]	75,265	0.81%	[a]	0.70%	[a]	0.80%	[a]
12/31/14[h]	8.42	0.07	0.78		0.85	(0.09)	(1.00)	(1.09)	8.18	10.42%	[b]	86,370	0.75%	[a]	0.70%	[a]	1.03%	[a]
Class R5
9/30/19	$9.83	$0.02	$(0.01	)aa	$0.01	$(0.04)	$(1.75)	$(1.79)	$8.05	4.13%		$31,014	0.92%		0.88%		0.21%
9/30/18	8.46	0.04	1.95		1.99	(0.06)	(0.56)	(0.62)	9.83	24.80%		32,604	0.88%		0.80%		0.45%
9/30/17	8.02	0.08	1.38		1.46	(0.08)	(0.94)	(1.02)	8.46	20.56%		26,201	0.94%		0.80%		0.99%
9/30/16	8.03	0.06	0.86		0.92	(0.07)	(0.86)	(0.93)	8.02	11.88%		23,154	0.92%		0.80%		0.76%
9/30/15[i]	8.20	0.04	(0.18)		(0.14)	-	(0.03)	(0.03)	8.03	(1.71%	)[b]	20,054	0.91%	[a]	0.80%	[a]	0.71%	[a]
12/31/14	8.35	0.06	0.86		0.92	(0.07)	(1.00)	(1.07)	8.20	11.38%		21,110	0.87%		0.80%		0.75%
Service Class
9/30/19	$9.62	$0.01	$(0.02	)aa	$(0.01)	$(0.03)	$(1.75)	$(1.78)	$7.83	3.97%		$9,805	1.02%		0.98%		0.11%
9/30/18	8.29	0.03	1.92		1.95	(0.06)	(0.56)	(0.62)	9.62	24.72%		9,630	0.98%		0.90%		0.35%
9/30/17	7.88	0.07	1.35		1.42	(0.07)	(0.94)	(1.01)	8.29	20.41%		8,668	1.04%		0.90%		0.88%
9/30/16	7.91	0.05	0.84		0.89	(0.06)	(0.86)	(0.92)	7.88	11.69%		6,561	1.02%		0.90%		0.67%
9/30/15[i]	8.07	0.04	(0.17)		(0.13)	-	(0.03)	(0.03)	7.91	(1.62%	)[b]	5,627	1.01%	[a]	0.90%	[a]	0.62%	[a]
12/31/14	8.25	0.06	0.83		0.89	(0.07)	(1.00)	(1.07)	8.07	11.13%		6,829	0.94%		0.90%		0.76%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	123%	47%	52%	49%	37%	59%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

	Net asset value, beginning of the period	Income (loss) from investment operations				Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$9.38	$0.00 [d]	$(0.02	)aa	$(0.02)	$(0.02)	$(1.75)	$(1.77)	$7.59	3.97%		$14,315	1.12%		1.09%		0.01%
9/30/18	8.10	0.02	1.87		1.89	(0.05)	(0.56)	(0.61)	9.38	24.56%		12,307	1.08%		1.00%		0.25%
9/30/17	7.72	0.06	1.32		1.38	(0.06)	(0.94)	(1.00)	8.10	20.31%		10,889	1.14%		1.00%		0.77%
9/30/16	7.77	0.04	0.83		0.87	(0.06)	(0.86)	(0.92)	7.72	11.54%		10,205	1.12%		1.00%		0.56%
9/30/15[i]	7.93	0.03	(0.16)		(0.13)	-	(0.03)	(0.03)	7.77	(1.65%	)[b]	10,157	1.11%	[a]	1.00%	[a]	0.50%	[a]
12/31/14	8.13	0.05	0.81		0.86	(0.06)	(1.00)	(1.06)	7.93	10.93%		9,696	1.06%		1.01%		0.64%
Class A
9/30/19	$8.95	$(0.02)	$(0.03	)aa	$(0.05)	$-	$(1.75)	$(1.75)	$7.15	3.67%		$14,997	1.37%		1.33%		(0.23%	)
9/30/18	7.75	0.00 [d]	1.79		1.79	(0.03)	(0.56)	(0.59)	8.95	24.31%		18,868	1.33%		1.25%		0.00%	[e]
9/30/17	7.43	0.04	1.26		1.30	(0.04)	(0.94)	(0.98)	7.75	19.91%		15,687	1.39%		1.25%		0.53%
9/30/16	7.50	0.02	0.80		0.82	(0.03)	(0.86)	(0.89)	7.43	11.30%		16,594	1.37%		1.25%		0.31%
9/30/15[i]	7.68	0.02	(0.17)		(0.15)	-	(0.03)	(0.03)	7.50	(1.96%	)[b]	17,774	1.36%	[a]	1.25%	[a]	0.26%	[a]
12/31/14	7.89	0.03	0.80		0.83	(0.04)	(1.00)	(1.04)	7.68	10.86%		24,193	1.31%		1.26%		0.38%
Class R4
9/30/19	$8.86	$(0.01)	$(0.03	)aa	$(0.04)	$(0.01)	$(1.75)	$(1.76)	$7.06	3.87%		$1,217	1.27%		1.22%		(0.08%	)
9/30/18	7.68	0.01	1.77		1.78	(0.04)	(0.56)	(0.60)	8.86	24.48%		2,757	1.23%		1.15%		0.10%
9/30/17	7.39	0.05	1.25		1.30	(0.07)	(0.94)	(1.01)	7.68	20.10%		2,908	1.29%		1.15%		0.63%
9/30/16	7.49	0.03	0.79		0.82	(0.06)	(0.86)	(0.92)	7.39	11.33%		720	1.27%		1.15%		0.42%
9/30/15[i]	7.66	0.02	(0.16)		(0.14)	-	(0.03)	(0.03)	7.49	(1.84%	)[b]	193	1.26%	[a]	1.15%	[a]	0.32%	[a]
12/31/14[h]	7.95	0.04	0.73		0.77	(0.06)	(1.00)	(1.06)	7.66	10.03%	[b]	110	1.20%	[a]	1.15%	[a]	0.59%	[a]
Class R3
9/30/19	$8.34	$(0.03)	$(0.05	)aa	$(0.08)	$-	$(1.75)	$(1.75)	$6.51	3.54%		$2,794	1.52%		1.48%		(0.40%	)
9/30/18	7.27	(0.01)	1.67		1.66	(0.03)	(0.56)	(0.59)	8.34	24.08%		3,307	1.48%	[a]	1.40%		(0.15%	)
9/30/17	7.04	0.03	1.19		1.22	(0.05)	(0.94)	(0.99)	7.27	19.93%		2,301	1.54%		1.40%		0.39%
9/30/16	7.19	0.01	0.76		0.77	(0.06)	(0.86)	(0.92)	7.04	11.15%		1,343	1.52%		1.40%		0.20%
9/30/15[i]	7.38	(0.00)[d]	(0.16)		(0.16)	-	(0.03)	(0.03)	7.19	(2.18%	)[b]	100	1.51%	[a]	1.40%	[a]	(0.06%	)[a]
12/31/14	7.64	0.02	0.76		0.78	(0.04)	(1.00)	(1.04)	7.38	10.51%		3	1.49%		1.44%		0.24%

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$23.37	$0.07	$0.59	$0.66	$(0.11)	$(1.19)	$(1.30)	$22.73	3.82%		$1,947,695	0.64%		N/A		0.34%
9/30/18	19.78	0.06	4.45	4.51	(0.11)	(0.81)	(0.92)	23.37	23.49%		1,799,107	0.64%		N/A		0.30%
9/30/17	16.66	0.07	3.81	3.88	(0.10)	(0.66)	(0.76)	19.78	24.41%		1,081,072	0.65%		N/A		0.38%
9/30/16	17.24	0.05	2.33	2.38	(0.10)	(2.86)	(2.96)	16.66	14.57%		511,543	0.66%		N/A		0.34%
9/30/15[i]	17.24	0.03	0.13	0.16	-	(0.16)	(0.16)	17.24	0.87%	[b]	317,029	0.67%	[a]	N/A		0.24%	[a]
12/31/14[h]	16.75	0.01	1.73	1.74	-	(1.25)	(1.25)	17.24	10.55%	[b]	268,755	0.66%	[a]	N/A		0.05%	[a]
Class R5
9/30/19	$23.32	$0.05	$0.59	$0.64	$(0.08)	$(1.19)	$(1.27)	$22.69	3.75%		$456,222	0.74%		N/A		0.24%
9/30/18	19.75	0.04	4.43	4.47	(0.09)	(0.81)	(0.90)	23.32	23.31%		503,294	0.74%		N/A		0.19%
9/30/17	16.63	0.05	3.81	3.86	(0.08)	(0.66)	(0.74)	19.75	24.33%		443,867	0.75%		N/A		0.28%
9/30/16	17.22	0.04	2.31	2.35	(0.08)	(2.86)	(2.94)	16.63	14.38%		367,547	0.76%		N/A		0.23%
9/30/15[i]	17.23	0.02	0.13	0.15	-	(0.16)	(0.16)	17.22	0.81%	[b]	491,897	0.77%	[a]	N/A		0.14%	[a]
12/31/14	16.94	(0.01)	1.55	1.54	-	(1.25)	(1.25)	17.23	9.25%		560,395	0.76%		0.76%	[n]	(0.05%	)
Service Class
9/30/19	$23.10	$0.03	$0.58	$0.61	$(0.05)	$(1.19)	$(1.24)	$22.47	3.61%		$114,021	0.84%		N/A		0.14%
9/30/18	19.57	0.02	4.39	4.41	(0.07)	(0.81)	(0.88)	23.10	23.21%		122,916	0.84%		N/A		0.09%
9/30/17	16.49	0.03	3.77	3.80	(0.06)	(0.66)	(0.72)	19.57	24.14%		133,658	0.85%		N/A		0.18%
9/30/16	17.09	0.02	2.31	2.33	(0.07)	(2.86)	(2.93)	16.49	14.37%		212,993	0.86%		N/A		0.14%
9/30/15[i]	17.12	0.01	0.12	0.13	-	(0.16)	(0.16)	17.09	0.70%	[b]	197,891	0.87%	[a]	N/A		0.04%	[a]
12/31/14	16.85	(0.02)	1.54	1.52	-	(1.25)	(1.25)	17.12	9.18%		158,076	0.85%		0.85%	[n]	(0.14%	)

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	25%	17%	27%	30%	48%	34%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$22.78	$0.01	$0.57	$0.58	$(0.04)	$(1.19)	$(1.23)	$22.13	3.51%		$312,815	0.94%		N/A		0.04%
9/30/18	19.31	(0.00)[d]	4.33	4.33	(0.05)	(0.81)	(0.86)	22.78	23.08%		315,952	0.94%		N/A		(0.01%	)
9/30/17	16.28	0.01	3.73	3.74	(0.05)	(0.66)	(0.71)	19.31	24.05%		257,730	0.95%		N/A		0.08%
9/30/16	16.90	0.01	2.27	2.28	(0.04)	(2.86)	(2.90)	16.28	14.23%		232,088	0.96%		N/A		0.04%
9/30/15[i]	16.94	(0.01)	0.13	0.12	-	(0.16)	(0.16)	16.90	0.64%	[b]	226,193	0.97%	[a]	N/A		(0.05%	)[a]
12/31/14	16.71	(0.04)	1.52	1.48	-	(1.25)	(1.25)	16.94	9.01%		262,694	0.96%		0.96%	[n]	(0.26%	)
Class A
9/30/19	$21.82	$(0.04)	$0.54	$0.50	$-	$(1.19)	$(1.19)	$21.13	3.27%		$181,457	1.19%		N/A		(0.21%	)
9/30/18	18.53	(0.05)	4.15	4.10	-	(0.81)	(0.81)	21.82	22.76%		198,284	1.19%	[a]	N/A		(0.26%	)
9/30/17	15.65	(0.03)	3.58	3.55	(0.01)	(0.66)	(0.67)	18.53	23.73%		162,073	1.20%		N/A		(0.16%	)
9/30/16	16.35	(0.03)	2.20	2.17	(0.01)	(2.86)	(2.87)	15.65	13.93%		161,079	1.21%		N/A		(0.22%	)
9/30/15[i]	16.42	(0.04)	0.13	0.09	-	(0.16)	(0.16)	16.35	0.48%	[b]	150,749	1.22%	[a]	N/A		(0.30%	)[a]
12/31/14	16.27	(0.08)	1.48	1.40	-	(1.25)	(1.25)	16.42	8.77%		157,200	1.21%		1.20%		(0.50%	)
Class R4
9/30/19	$21.78	$(0.02)	$0.54	$0.52	$(0.02)	$(1.19)	$(1.21)	$21.09	3.38%		$106,445	1.09%		N/A		(0.11%	)
9/30/18	18.51	(0.03)	4.15	4.12	(0.04)	(0.81)	(0.85)	21.78	22.92%		107,811	1.09%		N/A		(0.16%	)
9/30/17	15.66	(0.01)	3.57	3.56	(0.05)	(0.66)	(0.71)	18.51	23.81%		67,035	1.10%		N/A		(0.07%	)
9/30/16	16.38	(0.02)	2.21	2.19	(0.05)	(2.86)	(2.91)	15.66	14.08%		44,451	1.11%		N/A		(0.11%	)
9/30/15[i]	16.44	(0.03)	0.13	0.10	-	(0.16)	(0.16)	16.38	0.54%	[b]	19,816	1.12%	[a]	N/A		(0.23%	)[a]
12/31/14[h]	16.08	(0.06)	1.67	1.61	-	(1.25)	(1.25)	16.44	10.18%	[b]	776	1.11%	[a]	N/A		(0.44%	)[a]
Class R3
9/30/19	$20.41	$(0.07)	$0.49	$0.42	$-	$(1.19)	$(1.19)	$19.64	3.10%		$61,141	1.34%		N/A		(0.36%	)
9/30/18	17.41	(0.08)	3.90	3.82	(0.01)	(0.81)	(0.82)	20.41	22.57%		60,560	1.34%		N/A		(0.41%	)
9/30/17	14.78	(0.05)	3.37	3.32	(0.03)	(0.66)	(0.69)	17.41	23.59%		40,705	1.35%		N/A		(0.32%	)
9/30/16	15.65	(0.05)	2.09	2.04	(0.05)	(2.86)	(2.91)	14.78	13.77%		22,853	1.36%		N/A		(0.36%	)
9/30/15[i]	15.75	(0.06)	0.12	0.06	-	(0.16)	(0.16)	15.65	0.38%	[b]	3,937	1.37%	[a]	N/A		(0.47%	)[a]
12/31/14	15.68	(0.11)	1.43	1.32	-	(1.25)	(1.25)	15.75	8.52%		900	1.39%		1.39%	[n]	(0.70%	)

MassMutual Select Growth Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.19	$(0.03)	$(0.29	)aa	$(0.32)	$(2.66)	$(2.66)	$10.21	1.63%		$168,427	0.76%		N/A	(0.24%	)
9/30/18	11.97	(0.04)	2.81		2.77	(1.55)	(1.55)	13.19	25.79%		390,266	0.74%		N/A	(0.30%	)
9/30/17	10.82	(0.02)	1.95		1.93	(0.78)	(0.78)	11.97	19.63%		378,731	0.74%		N/A	(0.18%	)
9/30/16	10.98	(0.01)	1.07		1.06	(1.22)	(1.22)	10.82	9.61%		352,915	0.74%		N/A	(0.10%	)
9/30/15[i]	11.90	0.00 [d]	(0.64)		(0.64)	(0.28)	(0.28)	10.98	(5.48%	)[b]	352,117	0.74%	[a]	N/A	0.05%	[a]
12/31/14	11.43	0.01	1.20		1.21	(0.74)	(0.74)	11.90	10.75%		312,757	0.75%		0.72%	0.10%
Class R5
9/30/19	$13.04	$(0.04)	$(0.29	)aa	$(0.33)	$(2.66)	$(2.66)	$10.05	1.56%		$127,577	0.86%		N/A	(0.36%	)
9/30/18	11.87	(0.05)	2.77		2.72	(1.55)	(1.55)	13.04	25.58%		153,460	0.84%		N/A	(0.40%	)
9/30/17	10.74	(0.03)	1.94		1.91	(0.78)	(0.78)	11.87	19.59%		185,795	0.84%		N/A	(0.28%	)
9/30/16	10.92	(0.01)	1.05		1.04	(1.22)	(1.22)	10.74	9.47%		192,509	0.84%		N/A	(0.14%	)
9/30/15[i]	11.85	(0.00)[d]	(0.65)		(0.65)	(0.28)	(0.28)	10.92	(5.58%	)[b]	220,721	0.84%	[a]	N/A	(0.03%	)[a]
12/31/14	11.39	0.00 [d]	1.20		1.20	(0.74)	(0.74)	11.85	10.70%		272,981	0.87%		0.83%	0.04%
Service Class
9/30/19	$12.67	$(0.05)	$(0.30	)aa	$(0.35)	$(2.66)	$(2.66)	$9.66	1.40%		$73,129	0.96%		N/A	(0.47%	)
9/30/18	11.58	(0.06)	2.70		2.64	(1.55)	(1.55)	12.67	25.52%		68,041	0.94%		N/A	(0.50%	)
9/30/17	10.50	(0.04)	1.90		1.86	(0.78)	(0.78)	11.58	19.55%		74,058	0.94%		N/A	(0.38%	)
9/30/16	10.72	(0.03)	1.03		1.00	(1.22)	(1.22)	10.50	9.26%		149,667	0.94%		N/A	(0.31%	)
9/30/15[i]	11.64	(0.01)	(0.63)		(0.64)	(0.28)	(0.28)	10.72	(5.60%	)[b]	149,543	0.94%	[a]	N/A	(0.15%	)[a]
12/31/14	11.22	(0.01)	1.17		1.16	(0.74)	(0.74)	11.64	10.51%		158,891	0.96%		0.93%	(0.08%	)

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	33%	28%	19%	22%	28%	25%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$12.19	$(0.05)	$(0.31	)aa	$(0.36)	$(2.66)	$(2.66)	$9.17	1.38%		$48,666	1.06%		N/A	(0.56%	)
9/30/18	11.21	(0.07)	2.60		2.53	(1.55)	(1.55)	12.19	25.36%		56,625	1.04%		N/A	(0.60%	)
9/30/17	10.21	(0.05)	1.83		1.78	(0.78)	(0.78)	11.21	19.31%		89,663	1.04%		N/A	(0.48%	)
9/30/16	10.46	(0.04)	1.01		0.97	(1.22)	(1.22)	10.21	9.21%		90,616	1.04%		N/A	(0.43%	)
9/30/15[i]	11.37	(0.02)	(0.61)		(0.63)	(0.28)	(0.28)	10.46	(5.64%	)[b]	107,017	1.04%	[a]	N/A	(0.26%	)[a]
12/31/14	10.98	(0.02)	1.15		1.13	(0.74)	(0.74)	11.37	10.46%		146,975	1.07%		1.04%	(0.19%	)
Class A
9/30/19	$11.30	$(0.07)	$(0.33	)aa	$(0.40)	$(2.66)	$(2.66)	$8.24	1.06%		$36,629	1.31%		N/A	(0.81%	)
9/30/18	10.52	(0.09)	2.42		2.33	(1.55)	(1.55)	11.30	25.08%		49,746	1.29%		N/A	(0.85%	)
9/30/17	9.65	(0.07)	1.72		1.65	(0.78)	(0.78)	10.52	19.07%		76,756	1.29%		N/A	(0.73%	)
9/30/16	9.97	(0.07)	0.97		0.90	(1.22)	(1.22)	9.65	8.93%		103,902	1.29%		N/A	(0.72%	)
9/30/15[i]	10.88	(0.04)	(0.59)		(0.63)	(0.28)	(0.28)	9.97	(5.90%	)[b]	140,896	1.29%	[a]	N/A	(0.49%	)[a]
12/31/14	10.56	(0.05)	1.11		1.06	(0.74)	(0.74)	10.88	10.21%		178,641	1.33%		1.29%	(0.44%	)
Class R4
9/30/19	$11.37	$(0.06)	$(0.33	)aa	$(0.39)	$(2.66)	$(2.66)	$8.32	1.17%		$9,775	1.21%		N/A	(0.71%	)
9/30/18	10.57	(0.08)	2.43		2.35	(1.55)	(1.55)	11.37	25.17%		16,920	1.19%		N/A	(0.75%	)
9/30/17	9.68	(0.06)	1.73		1.67	(0.78)	(0.78)	10.57	19.22%		9,200	1.19%		N/A	(0.63%	)
9/30/16	9.99	(0.05)	0.96		0.91	(1.22)	(1.22)	9.68	9.02%		6,861	1.19%		N/A	(0.58%	)
9/30/15[i]	10.88	(0.04)	(0.57)		(0.61)	(0.28)	(0.28)	9.99	(5.71%	)[b]	2,794	1.19%	[a]	N/A	(0.46%	)[a]
12/31/14[h]	10.57	(0.03)	1.08		1.05	(0.74)	(0.74)	10.88	10.11%	[b]	110	1.18%	[a]	N/A	(0.40%	)[a]
Class R3
9/30/19	$10.41	$(0.07)	$(0.35	)aa	$(0.42)	$(2.66)	$(2.66)	$7.33	0.95%		$925	1.46%		N/A	(0.97%	)
9/30/18	9.82	(0.10)	2.24		2.14	(1.55)	(1.55)	10.41	24.93%		976	1.44%		N/A	(1.00%	)
9/30/17	9.08	(0.08)	1.60		1.52	(0.78)	(0.78)	9.82	18.82%		1,035	1.44%		N/A	(0.88%	)
9/30/16	9.46	(0.07)	0.91		0.84	(1.22)	(1.22)	9.08	8.77%		859	1.44%		N/A	(0.81%	)
9/30/15[i]	10.34	(0.05)	(0.55)		(0.60)	(0.28)	(0.28)	9.46	(5.92%	)[b]	751	1.44%	[a]	N/A	(0.70%	)[a]
12/31/14	10.09	(0.07)	1.06		0.99	(0.74)	(0.74)	10.34	9.99%		127	1.45%		1.44%	(0.65%	)

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$14.05	$0.21	$(0.11	)aa	$0.10	$(0.16)	$(1.57)	$(1.73)	$12.42	2.92%		$93,413	1.00%		0.80%		1.73%
9/30/18	15.20	0.18	0.99		1.17	(0.21)	(2.11)	(2.32)	14.05	8.30%		91,004	0.98%		0.80%		1.28%
9/30/17	13.59	0.21	1.87		2.08	(0.21)	(0.26)	(0.47)	15.20	15.51%		81,793	0.92%		0.80%		1.46%
9/30/16	13.71	0.15	1.93		2.08	(0.20)	(2.00)	(2.20)	13.59	17.08%		106,786	0.94%		0.80%		1.19%
9/30/15[i]	15.25	0.11	(1.49)		(1.38)	-	(0.16)	(0.16)	13.71	(9.12%	)[b]	128,581	0.84%	[a]	0.80%	[a]	1.00%	[a]
12/31/14	14.68	0.21	0.77		0.98	(0.18)	(0.23)	(0.41)	15.25	6.75%		132,365	0.80%		0.79%		1.37%
Class R5
9/30/19	$14.15	$0.20	$(0.10	)aa	$0.10	$(0.13)	$(1.57)	$(1.70)	$12.55	2.78%		$1,332	1.10%		0.90%		1.68%
9/30/18	15.28	0.16	1.02		1.18	(0.20)	(2.11)	(2.31)	14.15	8.26%		949	1.08%		0.90%		1.10%
9/30/17	13.67	0.20	1.87		2.07	(0.20)	(0.26)	(0.46)	15.28	15.32%		7,290	1.02%		0.90%		1.34%
9/30/16	13.75	0.15	1.93		2.08	(0.16)	(2.00)	(2.16)	13.67	17.03%		7,072	1.04%		0.90%		1.12%
9/30/15[i]	15.32	0.09	(1.50)		(1.41)	-	(0.16)	(0.16)	13.75	(9.22%	)[b]	8,406	0.94%	[a]	0.90%	[a]	0.83%	[a]
12/31/14	14.71	0.12	0.85		0.97	(0.13)	(0.23)	(0.36)	15.32	6.59%		18,333	0.88%		0.88%	[k]	0.79%
Service Class
9/30/19	$14.09	$0.18	$(0.10	)aa	$0.08	$(0.14)	$(1.57)	$(1.71)	$12.46	2.73%		$215	1.20%		1.00%		1.53%
9/30/18	15.24	0.17	0.97		1.14	(0.18)	(2.11)	(2.29)	14.09	8.03%		255	1.18%		1.00%		1.14%
9/30/17	13.62	0.19	1.87		2.06	(0.18)	(0.26)	(0.44)	15.24	15.29%		1,998	1.12%		1.00%		1.29%
9/30/16	13.72	0.12	1.94		2.06	(0.16)	(2.00)	(2.16)	13.62	16.87%		2,158	1.14%		1.00%		0.95%
9/30/15[i]	15.29	0.08	(1.49)		(1.41)	-	(0.16)	(0.16)	13.72	(9.30%	)[b]	2,689	1.04%	[a]	1.00%	[a]	0.72%	[a]
12/31/14	14.71	0.15	0.81		0.96	(0.15)	(0.23)	(0.38)	15.29	6.57%		5,022	0.99%		0.99%	[k]	0.96%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	54%	98%	88%	96%	105%	112%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$14.32	$0.18	$(0.10	)aa	$0.08	$(0.12)	$(1.57)	$(1.69)	$12.71	2.62%		$889	1.30%		1.10%		1.44%
9/30/18	15.43	0.14	1.03		1.17	(0.17)	(2.11)	(2.28)	14.32	8.08%		888	1.28%		1.10%		0.97%
9/30/17	13.81	0.17	1.90		2.07	(0.19)	(0.26)	(0.45)	15.43	15.15%		811	1.22%		1.10%		1.14%
9/30/16	13.81	0.13	1.94		2.07	(0.07)	(2.00)	(2.07)	13.81	16.74%		656	1.24%		1.10%		0.97%
9/30/15[i]	15.40	0.06	(1.49)		(1.43)	-	(0.16)	(0.16)	13.81	(9.36%	)[b]	270	1.14%	[a]	1.10%	[a]	0.56%	[a]
12/31/14	14.81	0.10	0.84		0.94	(0.12)	(0.23)	(0.35)	15.40	6.39%		1,147	1.10%		1.10%	[k]	0.69%
Class A
9/30/19	$14.07	$0.14	$(0.09	)aa	$0.05	$(0.08)	$(1.57)	$(1.65)	$12.47	2.41%		$2,788	1.55%		1.35%		1.18%
9/30/18	15.21	0.10	1.00		1.10	(0.13)	(2.11)	(2.24)	14.07	7.73%		2,464	1.53%		1.35%		0.73%
9/30/17	13.61	0.13	1.87		2.00	(0.14)	(0.26)	(0.40)	15.21	14.83%		2,178	1.47%		1.35%		0.90%
9/30/16	13.67	0.08	1.93		2.01	(0.07)	(2.00)	(2.07)	13.61	16.46%		1,755	1.49%		1.35%		0.62%
9/30/15[i]	15.27	0.04	(1.48)		(1.44)	-	(0.16)	(0.16)	13.67	(9.51%	)[b]	2,287	1.39%	[a]	1.35%	[a]	0.36%	[a]
12/31/14	14.69	0.09	0.81		0.90	(0.09)	(0.23)	(0.32)	15.27	6.18%		5,759	1.35%		1.35%	[k]	0.58%
Class R4
9/30/19	$13.97	$0.16	$(0.11	)aa	$0.05	$(0.14)	$(1.57)	$(1.71)	$12.31	2.48%		$1,050	1.45%		1.25%		1.36%
9/30/18	15.11	0.13	0.99		1.12	(0.15)	(2.11)	(2.26)	13.97	7.89%		307	1.43%		1.25%		0.90%
9/30/17	13.54	0.14	1.85		1.99	(0.16)	(0.26)	(0.42)	15.11	14.90%		130	1.37%		1.25%		0.98%
9/30/16	13.65	0.10	1.92		2.02	(0.13)	(2.00)	(2.13)	13.54	16.62%		94	1.39%		1.25%		0.75%
9/30/15[i]	15.24	0.06	(1.49)		(1.43)	-	(0.16)	(0.16)	13.65	(9.46%	)[b]	93	1.29%	[a]	1.25%	[a]	0.54%	[a]
12/31/14[h]	15.01	0.09	0.50		0.59	(0.13)	(0.23)	(0.36)	15.24	3.98%	[b]	104	1.25%	[a]	1.25%	[a,n]	0.79%	[a]
Class R3
9/30/19	$13.90	$0.13	$(0.11	)aa	$0.02	$(0.07)	$(1.57)	$(1.64)	$12.28	2.19%		$503	1.70%		1.50%		1.06%
9/30/18	15.06	0.08	1.00		1.08	(0.13)	(2.11)	(2.24)	13.90	7.66%		383	1.68%		1.50%		0.57%
9/30/17	13.48	0.12	1.84		1.96	(0.12)	(0.26)	(0.38)	15.06	14.70%		333	1.62%		1.50%		0.80%
9/30/16	13.60	0.07	1.90		1.97	(0.09)	(2.00)	(2.09)	13.48	16.25%		102	1.64%		1.50%		0.52%
9/30/15[i]	15.21	0.03	(1.48)		(1.45)	-	(0.16)	(0.16)	13.60	(9.61%	)[b]	89	1.54%	[a]	1.50%	[a]	0.28%	[a]
12/31/14	14.64	0.06	0.81		0.87	(0.07)	(0.23)	(0.30)	15.21	5.99%		106	1.53%		1.53%	[k]	0.42%

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$18.11	$0.05	$(2.20)	$(2.15)	$(0.06)	$(4.73)	$(4.79)	$11.17	(8.20%	)	$47,894	0.97%		0.93%		0.44%
9/30/18	18.07	0.06	2.07	2.13	(0.09)	(2.00)	(2.09)	18.11	12.92%		51,328	0.89%		0.80%		0.32%
9/30/17	16.19	0.09	2.76	2.85	(0.08)	(0.89)	(0.97)	18.07	17.90%		113,321	0.86%		0.80%		0.55%
9/30/16	14.62	0.08	2.08	2.16	(0.09)	(0.50)	(0.59)	16.19	15.20%		122,745	0.87%		0.80%		0.55%
9/30/15[i]	15.76	0.07	(1.21)	(1.14)	(0.00)[d]	-	(0.00)[d]	14.62	(7.23%	)[b]	65,868	0.87%	[a]	0.80%	[a]	0.62%	[a]
12/31/14[h]	15.09	0.09	0.69	0.78	(0.11)	-	(0.11)	15.76	5.19%	[b]	60,528	0.83%	[a]	0.80%	[a]	0.80%	[a]
Class R5
9/30/19	$18.12	$0.04	$(2.20)	$(2.16)	$(0.04)	$(4.73)	$(4.77)	$11.19	(8.26%	)	$16,680	1.07%		1.01%		0.31%
9/30/18	18.08	0.04	2.08	2.12	(0.08)	(2.00)	(2.08)	18.12	12.80%		42,389	0.99%		0.90%		0.24%
9/30/17	16.20	0.08	2.75	2.83	(0.06)	(0.89)	(0.95)	18.08	17.76%		43,715	0.96%		0.90%		0.44%
9/30/16	14.62	0.06	2.09	2.15	(0.07)	(0.50)	(0.57)	16.20	15.15%		49,774	0.97%		0.90%		0.43%
9/30/15[i]	15.77	0.06	(1.21)	(1.15)	(0.00)[d]	-	(0.00)[d]	14.62	(7.29%	)[b]	93,458	0.97%	[a]	0.90%	[a]	0.52%	[a]
12/31/14	14.93	0.11	0.82	0.93	(0.09)	-	(0.09)	15.77	6.27%		97,987	0.90%		0.88%		0.73%
Service Class
9/30/19	$18.15	$0.03	$(2.20)	$(2.17)	$(0.01)	$(4.73)	$(4.74)	$11.24	(8.39%	)	$4,730	1.17%		1.12%		0.23%
9/30/18	18.11	0.02	2.08	2.10	(0.06)	(2.00)	(2.06)	18.15	12.66%		5,773	1.09%		1.00%		0.14%
9/30/17	16.22	0.06	2.77	2.83	(0.05)	(0.89)	(0.94)	18.11	17.71%		8,940	1.06%		1.00%		0.34%
9/30/16	14.66	0.06	2.07	2.13	(0.07)	(0.50)	(0.57)	16.22	14.97%		7,326	1.07%		1.00%		0.37%
9/30/15[i]	15.82	0.05	(1.21)	(1.16)	(0.00)[d]	-	(0.00)[d]	14.66	(7.33%	)[b]	3,272	1.07%	[a]	1.00%	[a]	0.46%	[a]
12/31/14	14.93	0.10	0.83	0.93	(0.04)	-	(0.04)	15.82	6.21%		1,472	1.00%		0.98%		0.66%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	30%	24%	21%	26%	18%	22%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$18.07	$0.02	$(2.19)	$(2.17)	$(0.01)	$(4.73)	$(4.74)	$11.16	(8.45%	)	$3,240	1.27%		1.22%		0.13%
9/30/18	18.00	(0.00)[d]	2.07	2.07	(0.00)[d]	(2.00)	(2.00)	18.07	12.57%		5,162	1.19%		1.10%		(0.01%	)
9/30/17	16.15	0.04	2.75	2.79	(0.05)	(0.89)	(0.94)	18.00	17.57%		8,977	1.16%		1.10%		0.26%
9/30/16	14.57	0.03	2.08	2.11	(0.03)	(0.50)	(0.53)	16.15	14.89%		4,908	1.17%		1.10%		0.22%
9/30/15[i]	15.74	0.04	(1.21)	(1.17)	(0.00)[d]	-	(0.00)[d]	14.57	(7.43%	)[b]	6,020	1.17%	[a]	1.10%	[a]	0.34%	[a]
12/31/14	14.90	0.08	0.82	0.90	(0.06)	-	(0.06)	15.74	6.05%		3,790	1.12%		1.10%		0.52%
Class A
9/30/19	$17.93	$(0.01)	$(2.18)	$(2.19)	$-	$(4.73)	$(4.73)	$11.01	(8.68%	)	$7,990	1.52%		1.47%		(0.11%	)[e]
9/30/18	17.92	(0.03)	2.04	2.01	(0.00)[d]	(2.00)	(2.00)	17.93	12.26%		11,623	1.44%		1.35%		(0.20%	)
9/30/17	16.08	0.00 [d]	2.73	2.73	(0.00)[d]	(0.89)	(0.89)	17.92	17.25%		10,493	1.41%		1.35%		0.01%
9/30/16	14.52	0.00 [d]	2.07	2.07	(0.01)	(0.50)	(0.51)	16.08	14.59%		8,850	1.42%		1.35%		0.00%	[e]
9/30/15[i]	15.71	0.01	(1.20)	(1.19)	(0.00)[d]	-	(0.00)[d]	14.52	(7.57%	)[b]	6,458	1.42%	[a]	1.35%	[a]	0.07%	[a]
12/31/14	14.87	0.04	0.82	0.86	(0.02)	-	(0.02)	15.71	5.82%		6,467	1.37%		1.35%		0.26%
Class R4
9/30/19	$17.83	$(0.00)[d]	$(2.17)	$(2.17)	$-	$(4.73)	$(4.73)	$10.93	(8.59%	)	$4,301	1.42%		1.38%		(0.00%	)[e]
9/30/18	17.85	(0.01)	2.03	2.02	(0.04)	(2.00)	(2.04)	17.83	12.37%		3,350	1.34%		1.25%		(0.08%	)
9/30/17	16.01	0.01	2.73	2.74	(0.01)	(0.89)	(0.90)	17.85	17.42%		2,491	1.31%		1.25%		0.07%
9/30/16	14.51	0.02	2.05	2.07	(0.07)	(0.50)	(0.57)	16.01	14.66%		1,748	1.32%		1.25%		0.12%
9/30/15[i]	15.69	0.02	(1.20)	(1.18)	(0.00)[d]	-	(0.00)[d]	14.51	(7.51%	)[b]	639	1.32%	[a]	1.25%	[a]	0.19%	[a]
12/31/14[h]	15.02	0.04	0.69	0.73	(0.06)	-	(0.06)	15.69	4.85%	[b]	105	1.28%	[a]	1.25%	[a]	0.35%	[a]
Class R3
9/30/19	$17.79	$(0.03)	$(2.17)	$(2.20)	$-	$(4.73)	$(4.73)	$10.86	(8.84%	)	$856	1.67%		1.61%		(0.27%	)
9/30/18	17.81	(0.06)	2.04	1.98	-	(2.00)	(2.00)	17.79	12.14%		1,544	1.59%		1.50%		(0.34%	)
9/30/17	16.00	(0.03)	2.73	2.70	-	(0.89)	(0.89)	17.81	17.14%		1,214	1.56%		1.50%		(0.18%	)
9/30/16	14.48	(0.02)	2.05	2.03	(0.01)	(0.50)	(0.51)	16.00	14.37%		440	1.57%		1.50%		(0.12%	)
9/30/15[i]	15.69	(0.01)	(1.20)	(1.21)	(0.00)[d]	-	(0.00)[d]	14.48	(7.70%	)[b]	123	1.57%	[a]	1.50%	[a]	(0.07%	)[a]
12/31/14[h]	15.02	0.01	0.69	0.70	(0.03)	-	(0.03)	15.69	4.66%	[b]	105	1.53%	[a]	1.50%	[a]	0.10%	[a]

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$12.04	$0.07	$(1.28)	$(1.21)	$(0.04)	$(1.57)	$(1.61)	$9.22	(8.59%	)	$95,423	0.98%		0.98%	[k]	0.73%
9/30/18	13.45	0.06	0.93	0.99	(0.09)	(2.31)	(2.40)	12.04	8.45%		103,334	0.95%		0.93%		0.47%
9/30/17	11.30	0.09	2.27	2.36	(0.13)	(0.08)	(0.21)	13.45	20.96%		112,070	0.95%		0.93%		0.72%
9/30/16	13.03	0.10	1.26	1.36	(0.09)	(3.00)	(3.09)	11.30	13.23%		125,482	0.94%		0.92%		0.96%
9/30/15[i]	14.38	0.04	(1.18)	(1.14)	-	(0.21)	(0.21)	13.03	(7.99%	)[b]	125,447	0.94%	[a]	0.92%	[a]	0.39%	[a]
12/31/14	16.37	0.08	0.47	0.55	(0.15)	(2.39)	(2.54)	14.38	4.10%		132,465	0.91%		0.89%		0.50%
Class R5
9/30/19	$12.10	$0.06	$(1.28)	$(1.22)	$(0.03)	$(1.57)	$(1.60)	$9.28	(8.67%	)	$78,145	1.08%		1.08%	[k]	0.64%
9/30/18	13.50	0.04	0.95	0.99	(0.08)	(2.31)	(2.39)	12.10	8.35%		74,247	1.05%		1.03%		0.37%
9/30/17	11.35	0.08	2.27	2.35	(0.12)	(0.08)	(0.20)	13.50	20.77%		84,951	1.05%		1.03%		0.63%
9/30/16	13.06	0.09	1.27	1.36	(0.07)	(3.00)	(3.07)	11.35	13.18%		106,993	1.04%		1.02%		0.85%
9/30/15[i]	14.43	0.03	(1.19)	(1.16)	-	(0.21)	(0.21)	13.06	(8.11%	)[b]	128,043	1.04%	[a]	1.02%	[a]	0.27%	[a]
12/31/14	16.41	0.06	0.47	0.53	(0.12)	(2.39)	(2.51)	14.43	4.01%		207,540	1.03%		1.01%		0.38%
Service Class
9/30/19	$12.03	$0.05	$(1.27)	$(1.22)	$(0.01)	$(1.57)	$(1.58)	$9.23	(8.70%	)	$6,847	1.18%		1.18%	[k]	0.52%
9/30/18	13.43	0.03	0.94	0.97	(0.06)	(2.31)	(2.37)	12.03	8.25%		8,664	1.15%		1.13%		0.27%
9/30/17	11.29	0.06	2.26	2.32	(0.10)	(0.08)	(0.18)	13.43	20.65%		12,810	1.15%		1.13%		0.50%
9/30/16	13.00	0.08	1.26	1.34	(0.05)	(3.00)	(3.05)	11.29	13.05%		15,783	1.14%		1.12%		0.77%
9/30/15[i]	14.38	0.02	(1.19)	(1.17)	-	(0.21)	(0.21)	13.00	(8.20%	)[b]	16,672	1.14%	[a]	1.12%	[a]	0.17%	[a]
12/31/14	16.36	0.05	0.47	0.52	(0.11)	(2.39)	(2.50)	14.38	3.92%		37,270	1.12%		1.09%		0.30%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	146%	65%	57%	60%	86%	38%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$11.80	$0.04	$(1.26)	$(1.22)	$(0.00)[d]	$(1.57)	$(1.57)	$9.01	(8.88%	)	$11,363	1.28%		1.28%	[k]	0.42%
9/30/18	13.22	0.02	0.92	0.94	(0.05)	(2.31)	(2.36)	11.80	8.14%		14,411	1.25%		1.23%		0.17%
9/30/17	11.12	0.05	2.23	2.28	(0.10)	(0.08)	(0.18)	13.22	20.53%		14,943	1.25%		1.23%		0.41%
9/30/16	12.85	0.07	1.24	1.31	(0.04)	(3.00)	(3.04)	11.12	12.95%		16,447	1.24%		1.22%		0.66%
9/30/15[i]	14.22	0.01	(1.17)	(1.16)	-	(0.21)	(0.21)	12.85	(8.23%	)[b]	18,220	1.24%	[a]	1.22%	[a]	0.08%	[a]
12/31/14	16.21	0.03	0.46	0.49	(0.09)	(2.39)	(2.48)	14.22	3.74%		24,796	1.23%		1.21%		0.16%
Class A
9/30/19	$11.40	$0.01	$(1.20)	$(1.19)	$-	$(1.57)	$(1.57)	$8.64	(9.03%	)	$16,723	1.53%		1.53%	[k]	0.17%
9/30/18	12.85	(0.01)	0.89	0.88	(0.02)	(2.31)	(2.33)	11.40	7.84%		21,061	1.50%		1.48%		(0.08%	)
9/30/17	10.80	0.02	2.17	2.19	(0.06)	(0.08)	(0.14)	12.85	20.31%		23,325	1.50%		1.48%		0.15%
9/30/16	12.56	0.04	1.20	1.24	(0.00)[d]	(3.00)	(3.00)	10.80	12.59%		26,790	1.49%		1.47%		0.40%
9/30/15[i]	13.93	(0.02)	(1.14)	(1.16)	-	(0.21)	(0.21)	12.56	(8.40%	)[b]	30,820	1.49%	[a]	1.47%	[a]	(0.17%	)[a]
12/31/14	15.92	(0.01)	0.45	0.44	(0.04)	(2.39)	(2.43)	13.93	3.51%		43,390	1.48%		1.46%		(0.08%	)
Class R4
9/30/19	$11.26	$0.02	$(1.19)	$(1.17)	$(0.00)[d]	$(1.57)	$(1.57)	$8.52	(8.96%	)	$541	1.43%		1.43%	[k]	0.27%
9/30/18	12.73	0.00 [d]	0.88	0.88	(0.04)	(2.31)	(2.35)	11.26	7.95%		663	1.40%		1.38%		0.02%
9/30/17	10.74	0.03	2.15	2.18	(0.11)	(0.08)	(0.19)	12.73	20.33%		525	1.40%		1.38%		0.28%
9/30/16	12.52	0.05	1.21	1.26	(0.04)	(3.00)	(3.04)	10.74	12.80%		184	1.39%		1.37%		0.51%
9/30/15[i]	13.88	(0.01)	(1.14)	(1.15)	-	(0.21)	(0.21)	12.52	(8.36%	)[b]	92	1.39%	[a]	1.37%	[a]	(0.06%	)[a]
12/31/14[h]	16.27	(0.01)	0.11	0.10	(0.10)	(2.39)	(2.49)	13.88	1.34%	[b]	101	1.35%	[a]	N/A		(0.05%	)[a]
Class R3
9/30/19	$10.57	$0.00 [d]	$(1.14)	$(1.14)	$-	$(1.57)	$(1.57)	$7.86	(9.30%	)	$422	1.68%		1.68%	[k]	0.04%
9/30/18	12.09	(0.02)	0.83	0.81	(0.02)	(2.31)	(2.33)	10.57	7.76%		418	1.65%		1.63%		(0.19%	)
9/30/17	10.19	(0.00)[d]	2.05	2.05	(0.07)	(0.08)	(0.15)	12.09	20.14%		180	1.65%		1.63%		(0.03%	)
9/30/16	12.03	0.03	1.13	1.16	-	(3.00)	(3.00)	10.19	12.42%		84	1.64%		1.62%		0.28%
9/30/15[i]	13.36	(0.03)	(1.09)	(1.12)	-	(0.21)	(0.21)	12.03	(8.46%	)[b]	57	1.64%	[a]	1.62%	[a]	(0.33%	)[a]
12/31/14	15.37	(0.04)	0.44	0.40	(0.02)	(2.39)	(2.41)	13.36	3.34%		80	1.67%		1.65%		(0.27%	)

MM S&P Mid Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.27	$0.20	$(0.75)	$(0.55)	$(0.22)	$(0.74)	$(0.96)	$13.76	(2.62%	)	$81,697	0.18%		0.18%	[n]	1.48%
9/30/18	14.31	0.21	1.72	1.93	(0.17)	(0.80)	(0.97)	15.27	14.06%		64,388	0.16%		0.16%	[n]	1.43%
9/30/17	13.56	0.17	2.02	2.19	(0.22)	(1.22)	(1.44)	14.31	17.06%		48,408	0.18%		0.18%	[n]	1.22%
9/30/16	12.44	0.19	1.61	1.80	(0.16)	(0.52)	(0.68)	13.56	15.15%		73,807	0.20%		0.20%	[n]	1.49%
9/30/15[i]	13.11	0.13	(0.75)	(0.62)	-	(0.05)	(0.05)	12.44	(4.77%	)[b]	137,654	0.22%	[a]	0.20%	[a]	1.26%	[a]
12/31/14	12.47	0.17	1.00	1.17	(0.15)	(0.38)	(0.53)	13.11	9.55%		144,235	0.20%		0.19%		1.35%
Class R5
9/30/19	$15.22	$0.19	$(0.76)	$(0.57)	$(0.20)	$(0.74)	$(0.94)	$13.71	(2.77%	)	$32,207	0.28%		0.28%	[n]	1.41%
9/30/18	14.26	0.19	1.73	1.92	(0.16)	(0.80)	(0.96)	15.22	13.99%		22,023	0.26%		0.26%	[n]	1.31%
9/30/17	13.52	0.15	2.02	2.17	(0.21)	(1.22)	(1.43)	14.26	16.94%		25,668	0.28%		0.28%	[n]	1.13%
9/30/16	12.41	0.18	1.60	1.78	(0.15)	(0.52)	(0.67)	13.52	15.01%		21,499	0.30%		0.30%	[n]	1.44%
9/30/15[i]	13.09	0.12	(0.75)	(0.63)	-	(0.05)	(0.05)	12.41	(4.86%	)[b]	11,433	0.32%	[a]	0.30%	[a]	1.18%	[a]
12/31/14	12.46	0.15	0.99	1.14	(0.13)	(0.38)	(0.51)	13.09	9.38%		5,628	0.30%		0.29%		1.20%
Service Class
9/30/19	$15.14	$0.16	$(0.74)	$(0.58)	$(0.18)	$(0.74)	$(0.92)	$13.64	(2.87%	)	$21,397	0.43%		0.43%	[n]	1.22%
9/30/18	14.19	0.17	1.72	1.89	(0.14)	(0.80)	(0.94)	15.14	13.82%		27,225	0.41%		0.41%	[n]	1.18%
9/30/17	13.46	0.13	2.01	2.14	(0.19)	(1.22)	(1.41)	14.19	16.78%		25,968	0.43%		0.43%	[n]	0.99%
9/30/16	12.36	0.16	1.59	1.75	(0.13)	(0.52)	(0.65)	13.46	14.77%		23,328	0.45%		0.45%	[n]	1.26%
9/30/15[i]	13.05	0.10	(0.74)	(0.64)	-	(0.05)	(0.05)	12.36	(4.95%	)[b]	16,533	0.47%	[a]	0.45%	[a]	1.02%	[a]
12/31/14	12.43	0.15	0.98	1.13	(0.13)	(0.38)	(0.51)	13.05	9.31%		12,480	0.45%		0.44%		1.16%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	15%	13%	33%	48%	18%	12%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$15.13	$0.15	$(0.75)	$(0.60)	$(0.16)	$(0.74)	$(0.90)	$13.63	(3.00%	)	$54,062	0.53%		0.53%	[n]	1.12%
9/30/18	14.19	0.16	1.70	1.86	(0.12)	(0.80)	(0.92)	15.13	13.64%		66,044	0.51%		0.51%	[n]	1.07%
9/30/17	13.45	0.12	2.01	2.13	(0.17)	(1.22)	(1.39)	14.19	16.73%		60,979	0.53%		0.53%	[n]	0.90%
9/30/16	12.35	0.15	1.59	1.74	(0.12)	(0.52)	(0.64)	13.45	14.69%		62,951	0.55%		0.55%	[n]	1.17%
9/30/15[i]	13.05	0.09	(0.74)	(0.65)	-	(0.05)	(0.05)	12.35	(5.03%	)[b]	50,069	0.57%	[a]	0.55%	[a]	0.92%	[a]
12/31/14	12.43	0.13	0.98	1.11	(0.11)	(0.38)	(0.49)	13.05	9.15%		42,628	0.55%		0.54%		1.02%
Class A
9/30/19	$15.09	$0.12	$(0.74)	$(0.62)	$(0.13)	$(0.74)	$(0.87)	$13.60	(3.24%	)	$36,013	0.78%		0.78%	[n]	0.88%
9/30/18	14.14	0.12	1.71	1.83	(0.08)	(0.80)	(0.88)	15.09	13.42%		36,885	0.76%		0.76%	[n]	0.83%
9/30/17	13.42	0.09	1.99	2.08	(0.14)	(1.22)	(1.36)	14.14	16.34%		33,142	0.78%		0.78%	[n]	0.65%
9/30/16	12.32	0.11	1.61	1.72	(0.10)	(0.52)	(0.62)	13.42	14.49%		42,316	0.80%		0.80%	[n]	0.91%
9/30/15[i]	13.04	0.07	(0.74)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	32,378	0.82%	[a]	0.80%	[a]	0.67%	[a]
12/31/14	12.43	0.10	0.97	1.07	(0.08)	(0.38)	(0.46)	13.04	8.83%		28,715	0.81%		0.80%		0.76%
Class R4
9/30/19	$15.02	$0.13	$(0.74)	$(0.61)	$(0.14)	$(0.74)	$(0.88)	$13.53	(3.13%	)	$109,915	0.68%		0.68%	[n]	0.97%
9/30/18	14.10	0.13	1.70	1.83	(0.11)	(0.80)	(0.91)	15.02	13.51%		137,402	0.66%		0.66%	[n]	0.92%
9/30/17	13.39	0.10	2.00	2.10	(0.17)	(1.22)	(1.39)	14.10	16.52%		130,620	0.68%		0.68%	[n]	0.76%
9/30/16	12.32	0.13	1.59	1.72	(0.13)	(0.52)	(0.65)	13.39	14.56%		36,917	0.70%		0.70%	[n]	1.04%
9/30/15[i]	13.04	0.09	(0.76)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	14,014	0.72%	[a]	0.70%	[a]	0.86%	[a]
12/31/14[h]	12.77	0.09	0.66	0.75	(0.10)	(0.38)	(0.48)	13.04	6.04%	[b]	132	0.69%	[a]	0.69%	[a,n]	0.89%	[a]
Class R3
9/30/19	$14.94	$0.10	$(0.74)	$(0.64)	$(0.10)	$(0.74)	$(0.84)	$13.46	(3.38%	)	$127,756	0.93%		0.93%	[n]	0.72%
9/30/18	14.04	0.10	1.69	1.79	(0.09)	(0.80)	(0.89)	14.94	13.20%		153,657	0.91%		0.91%	[n]	0.67%
9/30/17	13.35	0.07	1.98	2.05	(0.14)	(1.22)	(1.36)	14.04	16.22%		144,122	0.93%		0.93%	[n]	0.51%
9/30/16	12.31	0.10	1.58	1.68	(0.12)	(0.52)	(0.64)	13.35	14.25%		33,905	0.95%		0.95%	[n]	0.81%
9/30/15[i]	13.04	0.06	(0.74)	(0.68)	-	(0.05)	(0.05)	12.31	(5.26%	)[b]	8,746	0.97%	[a]	0.95%	[a]	0.61%	[a]
12/31/14[h]	12.77	0.06	0.66	0.72	(0.07)	(0.38)	(0.45)	13.04	5.84%	[b]	142	0.95%	[a]	0.95%	[a,n]	0.60%	[a]

MM Russell 2000 Small Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$14.72	$0.17	$(1.60)	$(1.43)	$(0.15)	$(0.82)	$(0.97)	$12.32	(8.94%	)	$74,592	0.21%		0.20%		1.34%
9/30/18	14.16	0.17	1.81	1.98	(0.18)	(1.24)	(1.42)	14.72	15.17%		68,359	0.20%		0.20%	[n]	1.24%
9/30/17	12.57	0.17	2.34	2.51	(0.19)	(0.73)	(0.92)	14.16	20.64%		49,853	0.22%		0.20%		1.28%
9/30/16	11.28	0.17	1.54	1.71	(0.14)	(0.28)	(0.42)	12.57	15.62%		127,660	0.21%		0.20%		1.48%
9/30/15[i]	12.24	0.13	(1.08)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	185,516	0.29%	[a]	0.20%	[a]	1.40%	[a]
12/31/14	13.20	0.17	0.40	0.57	(0.16)	(1.37)	(1.53)	12.24	4.94%		97,737	0.27%		0.20%		1.33%
Class R5
9/30/19	$14.71	$0.15	$(1.60)	$(1.45)	$(0.13)	$(0.82)	$(0.95)	$12.31	(9.06%	)	$15,613	0.31%		0.30%		1.23%
9/30/18	14.15	0.16	1.81	1.97	(0.17)	(1.24)	(1.41)	14.71	15.07%		22,393	0.30%		0.30%	[n]	1.13%
9/30/17	12.56	0.15	2.35	2.50	(0.18)	(0.73)	(0.91)	14.15	20.57%		16,566	0.32%		0.30%		1.18%
9/30/16	11.28	0.16	1.53	1.69	(0.13)	(0.28)	(0.41)	12.56	15.42%		15,287	0.31%		0.30%		1.40%
9/30/15[i]	12.24	0.12	(1.07)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	7,948	0.39%	[a]	0.30%	[a]	1.27%	[a]
12/31/14	13.19	0.15	0.40	0.55	(0.13)	(1.37)	(1.50)	12.24	4.80%		4,343	0.38%		0.30%		1.16%
Service Class
9/30/19	$14.58	$0.13	$(1.58)	$(1.45)	$(0.10)	$(0.82)	$(0.92)	$12.21	(9.15%	)	$9,013	0.46%		0.45%		1.06%
9/30/18	14.04	0.14	1.78	1.92	(0.14)	(1.24)	(1.38)	14.58	14.86%		19,285	0.45%		0.45%	[n]	0.98%
9/30/17	12.48	0.13	2.32	2.45	(0.16)	(0.73)	(0.89)	14.04	20.33%		19,390	0.47%		0.45%		1.03%
9/30/16	11.21	0.14	1.52	1.66	(0.11)	(0.28)	(0.39)	12.48	15.23%		13,347	0.46%		0.45%		1.22%
9/30/15[i]	12.17	0.10	(1.05)	(0.95)	-	(0.01)	(0.01)	11.21	(7.84%	)[b]	8,110	0.54%	[a]	0.45%	[a]	1.09%	[a]
12/31/14	13.16	0.15	0.37	0.52	(0.14)	(1.37)	(1.51)	12.17	4.55%		6,499	0.52%		0.45%		1.14%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	16%	20%	38%	37%	13%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$14.61	$0.12	$(1.58)	$(1.46)	$(0.10)	$(0.82)	$(0.92)	$12.23	(9.27%	)	$50,106	0.56%		0.55%		0.99%
9/30/18	14.06	0.12	1.80	1.92	(0.13)	(1.24)	(1.37)	14.61	14.80%		53,624	0.55%		0.55%	[n]	0.87%
9/30/17	12.50	0.12	2.32	2.44	(0.15)	(0.73)	(0.88)	14.06	20.16%		52,240	0.57%		0.55%		0.93%
9/30/16	11.23	0.13	1.52	1.65	(0.10)	(0.28)	(0.38)	12.50	15.11%		44,061	0.56%		0.55%		1.14%
9/30/15[i]	12.20	0.09	(1.05)	(0.96)	-	(0.01)	(0.01)	11.23	(7.90%	)[b]	30,993	0.64%	[a]	0.55%	[a]	1.00%	[a]
12/31/14	13.18	0.13	0.39	0.52	(0.13)	(1.37)	(1.50)	12.20	4.52%		25,705	0.62%		0.55%		1.02%
Class A
9/30/19	$14.51	$0.09	$(1.56)	$(1.47)	$(0.07)	$(0.82)	$(0.89)	$12.15	(9.45%	)	$23,469	0.81%		0.80%		0.74%
9/30/18	13.97	0.09	1.79	1.88	(0.10)	(1.24)	(1.34)	14.51	14.52%		29,287	0.80%		0.80%	[n]	0.63%
9/30/17	12.43	0.09	2.30	2.39	(0.12)	(0.73)	(0.85)	13.97	19.85%		23,317	0.82%		0.80%		0.68%
9/30/16	11.16	0.10	1.52	1.62	(0.07)	(0.28)	(0.35)	12.43	14.91%		19,806	0.81%		0.80%		0.89%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	14,478	0.89%	[a]	0.80%	[a]	0.73%	[a]
12/31/14	13.15	0.10	0.38	0.48	(0.10)	(1.37)	(1.47)	12.16	4.24%		15,338	0.88%		0.81%		0.76%
Class R4
9/30/19	$14.46	$0.10	$(1.56)	$(1.46)	$(0.08)	$(0.82)	$(0.90)	$12.10	(9.38%	)	$60,168	0.71%		0.70%		0.84%
9/30/18	13.94	0.10	1.78	1.88	(0.12)	(1.24)	(1.36)	14.46	14.60%		74,670	0.70%		0.70%	[n]	0.73%
9/30/17	12.40	0.10	2.31	2.41	(0.14)	(0.73)	(0.87)	13.94	20.08%		63,118	0.72%		0.70%		0.76%
9/30/16	11.17	0.11	1.51	1.62	(0.11)	(0.28)	(0.39)	12.40	14.93%		29,129	0.71%		0.70%		1.00%
9/30/15[i]	12.16	0.09	(1.07)	(0.98)	-	(0.01)	(0.01)	11.17	(8.09%	)[b]	9,367	0.79%	[a]	0.70%	[a]	0.96%	[a]
12/31/14[h]	13.27	0.08	0.30	0.38	(0.12)	(1.37)	(1.49)	12.16	3.42%	[b]	151	0.76%	[a]	0.70%	[a]	0.88%	[a]
Class R3
9/30/19	$14.38	$0.07	$(1.56)	$(1.49)	$(0.04)	$(0.82)	$(0.86)	$12.03	(9.63%	)	$55,627	0.96%		0.95%		0.59%
9/30/18	13.87	0.07	1.77	1.84	(0.09)	(1.24)	(1.33)	14.38	14.38%		70,230	0.95%		0.95%	[n]	0.48%
9/30/17	12.36	0.07	2.29	2.36	(0.12)	(0.73)	(0.85)	13.87	19.73%		57,433	0.97%		0.95%		0.51%
9/30/16	11.16	0.09	1.49	1.58	(0.10)	(0.28)	(0.38)	12.36	14.60%		22,081	0.96%		0.95%		0.75%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	5,873	1.04%	[a]	0.95%	[a]	0.71%	[a]
12/31/14[h]	13.27	0.06	0.29	0.35	(0.09)	(1.37)	(1.46)	12.16	3.20%	[b]	138	1.01%	[a]	0.95%	[a]	0.61%	[a]

MassMutual Select Mid Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$24.10	$0.03	$1.14	$1.17	$(0.01)	$(1.92)	$(1.93)	$23.34	6.66%		$5,925,776	0.71%		N/A	0.15%
9/30/18	21.92	0.01	3.59	3.60	-	(1.42)	(1.42)	24.10	17.21%		5,436,930	0.71%		N/A	0.06%
9/30/17	19.16	(0.00)[d]	3.64	3.64	(0.03)	(0.85)	(0.88)	21.92	19.83%		3,055,936	0.72%		N/A	(0.00%	)[e]
9/30/16	18.74	0.01	1.91	1.92	-	(1.50)	(1.50)	19.16	10.74%		1,668,899	0.73%		N/A	0.07%
9/30/15[i]	18.65	(0.01)	0.24	0.23	-	(0.14)	(0.14)	18.74	1.22%	[b]	816,703	0.75%	[a]	N/A	(0.08%	)[a]
12/31/14	18.42	(0.02)	2.33	2.31	-	(2.08)	(2.08)	18.65	13.00%		441,065	0.77%		0.74%	(0.11%	)
Class R5
9/30/19	$23.87	$0.01	$1.12	$1.13	$-	$(1.92)	$(1.92)	$23.08	6.54%		$1,533,487	0.81%		N/A	0.05%
9/30/18	21.75	(0.01)	3.55	3.54	-	(1.42)	(1.42)	23.87	17.06%		1,517,553	0.81%		N/A	(0.04%	)
9/30/17	19.01	(0.02)	3.62	3.60	(0.01)	(0.85)	(0.86)	21.75	19.76%		1,167,243	0.82%		N/A	(0.11%	)
9/30/16	18.63	(0.00)[d]	1.88	1.88	-	(1.50)	(1.50)	19.01	10.58%		826,289	0.83%		N/A	(0.03%	)
9/30/15[i]	18.56	(0.03)	0.24	0.21	-	(0.14)	(0.14)	18.63	1.12%	[b]	641,170	0.85%	[a]	N/A	(0.18%	)[a]
12/31/14	18.36	(0.04)	2.32	2.28	-	(2.08)	(2.08)	18.56	12.88%		668,005	0.87%		0.85%	(0.22%	)
Service Class
9/30/19	$23.31	$(0.01)	$1.09	$1.08	$-	$(1.92)	$(1.92)	$22.47	6.48%		$373,475	0.91%		N/A	(0.05%	)
9/30/18	21.30	(0.03)	3.46	3.43	-	(1.42)	(1.42)	23.31	16.90%		405,725	0.91%		N/A	(0.14%	)
9/30/17	18.64	(0.04)	3.55	3.51	-	(0.85)	(0.85)	21.30	19.65%		252,898	0.92%		N/A	(0.20%	)
9/30/16	18.30	(0.02)	1.86	1.84	-	(1.50)	(1.50)	18.64	10.55%		234,465	0.93%		N/A	(0.13%	)
9/30/15[i]	18.25	(0.04)	0.23	0.19	-	(0.14)	(0.14)	18.30	1.03%	[b]	238,436	0.95%	[a]	N/A	(0.28%	)[a]
12/31/14	18.10	(0.06)	2.29	2.23	-	(2.08)	(2.08)	18.25	12.79%		243,292	0.97%		0.95%	(0.31%	)

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	37%	34%	36%	36%	31%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$22.32	$(0.03)	$1.01	$0.98	$-	$(1.92)	$(1.92)	$21.38	6.31%		$290,024	1.01%		N/A	(0.15%	)
9/30/18	20.46	(0.05)	3.33	3.28	-	(1.42)	(1.42)	22.32	16.85%		337,284	1.01%		N/A	(0.25%	)
9/30/17	17.96	(0.06)	3.41	3.35	-	(0.85)	(0.85)	20.46	19.49%		339,090	1.02%		N/A	(0.30%	)
9/30/16	17.71	(0.04)	1.79	1.75	-	(1.50)	(1.50)	17.96	10.38%		340,187	1.03%		N/A	(0.23%	)
9/30/15[i]	17.68	(0.05)	0.22	0.17	-	(0.14)	(0.14)	17.71	0.95%	[b]	364,801	1.05%	[a]	N/A	(0.38%	)[a]
12/31/14	17.61	(0.08)	2.23	2.15	-	(2.08)	(2.08)	17.68	12.70%		364,385	1.09%		1.06%	(0.43%	)
Class A
9/30/19	$20.67	$(0.07)	$0.90	$0.83	$-	$(1.92)	$(1.92)	$19.58	6.06%		$226,723	1.26%		N/A	(0.40%	)
9/30/18	19.10	(0.10)	3.09	2.99	-	(1.42)	(1.42)	20.67	16.52%		272,769	1.26%		N/A	(0.50%	)
9/30/17	16.86	(0.10)	3.19	3.09	-	(0.85)	(0.85)	19.10	19.21%		274,719	1.27%		N/A	(0.55%	)
9/30/16	16.75	(0.08)	1.69	1.61	-	(1.50)	(1.50)	16.86	10.12%		297,498	1.28%		N/A	(0.48%	)
9/30/15[i]	16.76	(0.08)	0.21	0.13	-	(0.14)	(0.14)	16.75	0.76%	[b]	306,259	1.30%	[a]	N/A	(0.63%	)[a]
12/31/14	16.84	(0.12)	2.12	2.00	-	(2.08)	(2.08)	16.76	12.38%		322,121	1.34%		1.31%	(0.68%	)
Class R4
9/30/19	$20.80	$(0.06)	$0.92	$0.86	$-	$(1.92)	$(1.92)	$19.74	6.18%		$222,247	1.16%		N/A	(0.29%	)
9/30/18	19.19	(0.08)	3.11	3.03	-	(1.42)	(1.42)	20.80	16.65%		229,517	1.16%		N/A	(0.39%	)
9/30/17	16.92	(0.08)	3.20	3.12	-	(0.85)	(0.85)	19.19	19.33%		125,717	1.17%		N/A	(0.46%	)
9/30/16	16.79	(0.06)	1.69	1.63	-	(1.50)	(1.50)	16.92	10.22%		54,177	1.18%		N/A	(0.39%	)
9/30/15[i]	16.78	(0.07)	0.22	0.15	-	(0.14)	(0.14)	16.79	0.88%	[b]	11,441	1.20%	[a]	N/A	(0.53%	)[a]
12/31/14[h]	17.37	(0.07)	1.56	1.49	-	(2.08)	(2.08)	16.78	9.07%	[b]	2,860	1.20%	[a]	N/A	(0.50%	)[a]
Class R3
9/30/19	$19.14	$(0.09)	$0.80	$0.71	$-	$(1.92)	$(1.92)	$17.93	5.91%		$32,770	1.41%		N/A	(0.54%	)
9/30/18	17.81	(0.12)	2.87	2.75	-	(1.42)	(1.42)	19.14	16.36%		35,471	1.41%		N/A	(0.64%	)
9/30/17	15.80	(0.11)	2.97	2.86	-	(0.85)	(0.85)	17.81	19.04%		27,527	1.42%		N/A	(0.70%	)
9/30/16	15.81	(0.10)	1.59	1.49	-	(1.50)	(1.50)	15.80	9.95%		14,056	1.43%		N/A	(0.63%	)
9/30/15[i]	15.84	(0.10)	0.21	0.11	-	(0.14)	(0.14)	15.81	0.68%	[b]	4,788	1.45%	[a]	N/A	(0.78%	)[a]
12/31/14	16.05	(0.14)	2.01	1.87	-	(2.08)	(2.08)	15.84	12.18%		2,445	1.51%		1.49%	(0.86%	)

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$19.08	$(0.01)	$(1.04)	$(1.05)	$(2.73)	$-	$(2.73)	$15.30	(2.31%	)	$269,356	0.86%		N/A	(0.05%	)
9/30/18	15.74	(0.03)	4.24	4.21	(0.87)	-	(0.87)	19.08	27.96%		385,194	0.85%		N/A	(0.15%	)
9/30/17	13.05	(0.01)	2.70	2.69	-	-	-	15.74	20.61%		306,490	0.86%		N/A	(0.05%	)
9/30/16	15.17	(0.00)[d]	1.05	1.05	(3.17)	(0.00)[d]	(3.17)	13.05	8.25%		276,267	0.87%		N/A	(0.03%	)
9/30/15[i]	16.37	(0.01)	(0.95)	(0.96)	(0.24)	-	(0.24)	15.17	(5.92%	)[b]	237,215	0.85%	[a]	N/A	(0.08%	)[a]
12/31/14	19.02	(0.03)	1.03	1.00	(3.65)	-	(3.65)	16.37	6.16%		523,725	0.85%		0.84%	(0.19%	)
Class R5
9/30/19	$18.85	$(0.02)	$(1.04)	$(1.06)	$(2.73)	$-	$(2.73)	$15.06	(2.40%	)	$128,280	0.96%		N/A	(0.14%	)
9/30/18	15.57	(0.04)	4.19	4.15	(0.87)	-	(0.87)	18.85	27.87%		142,284	0.95%		N/A	(0.25%	)
9/30/17	12.93	(0.02)	2.66	2.64	-	-	-	15.57	20.42%		119,338	0.96%		N/A	(0.15%	)
9/30/16	15.07	(0.02)	1.05	1.03	(3.17)	(0.00)[d]	(3.17)	12.93	8.16%		119,577	0.97%		N/A	(0.15%	)
9/30/15[i]	16.28	(0.02)	(0.95)	(0.97)	(0.24)	-	(0.24)	15.07	(6.07%	)[b]	168,987	0.95%	[a]	N/A	(0.18%	)[a]
12/31/14	18.94	(0.06)	1.05	0.99	(3.65)	-	(3.65)	16.28	6.14%		212,669	0.97%		0.94%	(0.30%	)
Service Class
9/30/19	$17.89	$(0.03)	$(1.01)	$(1.04)	$(2.73)	$-	$(2.73)	$14.12	(2.43%	)	$34,404	1.06%		N/A	(0.23%	)
9/30/18	14.84	(0.06)	3.98	3.92	(0.87)	-	(0.87)	17.89	27.69%		33,978	1.05%		N/A	(0.34%	)
9/30/17	12.33	(0.03)	2.54	2.51	-	-	-	14.84	20.36%		34,017	1.06%		N/A	(0.25%	)
9/30/16	14.53	(0.03)	1.00	0.97	(3.17)	(0.00)[d]	(3.17)	12.33	8.02%		36,718	1.07%		N/A	(0.23%	)
9/30/15[i]	15.71	(0.03)	(0.91)	(0.94)	(0.24)	-	(0.24)	14.53	(6.10%	)[b]	36,194	1.05%	[a]	N/A	(0.28%	)[a]
12/31/14	18.43	(0.07)	1.00	0.93	(3.65)	-	(3.65)	15.71	5.98%		39,757	1.08%		1.05%	(0.41%	)

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	71%	85%	86%	85%	82%	76%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$16.87	$(0.04)	$(1.00)	$(1.04)	$(2.73)	$-	$(2.73)	$13.10	(2.60%	)	$28,372	1.16%		N/A	(0.34%	)
9/30/18	14.05	(0.07)	3.76	3.69	(0.87)	-	(0.87)	16.87	27.60%		35,642	1.15%		N/A	(0.45%	)
9/30/17	11.69	(0.04)	2.40	2.36	-	-	-	14.05	20.19%		30,295	1.16%		N/A	(0.35%	)
9/30/16	13.95	(0.04)	0.95	0.91	(3.17)	(0.00)[d]	(3.17)	11.69	7.92%		29,335	1.17%		N/A	(0.34%	)
9/30/15[i]	15.10	(0.04)	(0.87)	(0.91)	(0.24)	-	(0.24)	13.95	(6.15%	)[b]	33,350	1.15%	[a]	N/A	(0.38%	)[a]
12/31/14	17.87	(0.09)	0.97	0.88	(3.65)	-	(3.65)	15.10	5.88%		30,069	1.18%		1.16%	(0.52%	)
Class A
9/30/19	$15.14	$(0.07)	$(0.96)	$(1.03)	$(2.73)	$-	$(2.73)	$11.38	(2.87%	)	$33,997	1.41%		N/A	(0.59%	)
9/30/18	12.72	(0.09)	3.38	3.29	(0.87)	-	(0.87)	15.14	27.33%		43,682	1.40%		N/A	(0.70%	)
9/30/17	10.61	(0.07)	2.18	2.11	-	-	-	12.72	19.89%		35,240	1.41%		N/A	(0.60%	)
9/30/16	12.97	(0.06)	0.87	0.81	(3.17)	(0.00)[d]	(3.17)	10.61	7.70%		40,045	1.42%		N/A	(0.59%	)
9/30/15[i]	14.09	(0.07)	(0.81)	(0.88)	(0.24)	-	(0.24)	12.97	(6.31%	)[b]	46,014	1.40%	[a]	N/A	(0.63%	)[a]
12/31/14	16.96	(0.13)	0.91	0.78	(3.65)	-	(3.65)	14.09	5.60%		56,296	1.43%		1.41%	(0.77%	)
Class R4
9/30/19	$15.23	$(0.06)	$(0.96)	$(1.02)	$(2.73)	$-	$(2.73)	$11.48	(2.76%	)	$12,843	1.31%		N/A	(0.49%	)
9/30/18	12.78	(0.08)	3.40	3.32	(0.87)	-	(0.87)	15.23	27.44%		13,972	1.30%		N/A	(0.60%	)
9/30/17	10.65	(0.06)	2.19	2.13	-	-	-	12.78	20.00%		5,081	1.31%		N/A	(0.50%	)
9/30/16	13.00	(0.05)	0.87	0.82	(3.17)	(0.00)[d]	(3.17)	10.65	7.78%		1,781	1.32%		N/A	(0.45%	)
9/30/15[i]	14.10	(0.06)	(0.80)	(0.86)	(0.24)	-	(0.24)	13.00	(6.23%	)[b]	438	1.30%	[a]	N/A	(0.54%	)[a]
12/31/14[h]	17.12	(0.08)	0.71	0.63	(3.65)	-	(3.65)	14.10	4.67%	[b]	105	1.29%	[a]	N/A	(0.62%	)[a]
Class R3
9/30/19	$13.51	$(0.07)	$(0.92)	$(0.99)	$(2.73)	$-	$(2.73)	$9.79	(2.94%	)	$2,728	1.56%		N/A	(0.73%	)
9/30/18	11.46	(0.10)	3.02	2.92	(0.87)	-	(0.87)	13.51	27.10%		2,622	1.55%		N/A	(0.85%	)
9/30/17	9.57	(0.08)	1.97	1.89	-	-	-	11.46	19.75%		2,199	1.56%		N/A	(0.75%	)
9/30/16	12.02	(0.06)	0.78	0.72	(3.17)	(0.00)[d]	(3.17)	9.57	7.52%		1,254	1.57%		N/A	(0.69%	)
9/30/15[i]	13.09	(0.08)	(0.75)	(0.83)	(0.24)	-	(0.24)	12.02	(6.41%	)[b]	315	1.55%	[a]	N/A	(0.80%	)[a]
12/31/14	16.04	(0.16)	0.86	0.70	(3.65)	-	(3.65)	13.09	5.35%		104	1.66%		1.63%	(1.02%	)

MM MSCI EAFE International Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.12	$0.39	$(0.61)	$(0.22)	$(0.34)	$(0.22)	$(0.56)	$12.34	(1.15%	)	$56,770	0.23%		0.23%	[n]	3.20%
9/30/18	13.40	0.38	(0.05)	0.33	(0.43)	(0.18)	(0.61)	13.12	2.49%		46,834	0.32%		0.25%		2.82%
9/30/17	12.10	0.32	1.80	2.12	(0.61)	(0.21)	(0.82)	13.40	18.96%		39,255	0.31%		0.25%		2.72%
9/30/16	11.68	0.34	0.38	0.72	(0.27)	(0.03)	(0.30)	12.10	6.26%		93,913	0.24%		0.24%	[n]	2.89%
9/30/15[i]	12.20	0.31	(0.83)	(0.52)	-	-	-	11.68	(4.26%	)[b]	278,051	0.29%	[a]	0.25%	[a]	3.22%	[a]
12/31/14	13.51	0.46	(1.23)	(0.77)	(0.40)	(0.14)	(0.54)	12.20	(5.64%	)	213,384	0.26%		0.25%		3.38%
Class R5
9/30/19	$13.11	$0.36	$(0.60)	$(0.24)	$(0.32)	$(0.22)	$(0.54)	$12.33	(1.26%	)	$22,402	0.33%		0.33%	[n]	3.00%
9/30/18	13.39	0.36	(0.04)	0.32	(0.42)	(0.18)	(0.60)	13.11	2.38%		12,947	0.42%		0.35%		2.69%
9/30/17	12.09	0.26	1.85	2.11	(0.60)	(0.21)	(0.81)	13.39	18.87%		13,724	0.41%		0.35%		2.13%
9/30/16	11.68	0.34	0.36	0.70	(0.26)	(0.03)	(0.29)	12.09	6.11%		32,195	0.34%		0.34%	[n]	2.96%
9/30/15[i]	12.21	0.32	(0.85)	(0.53)	-	-	-	11.68	(4.34%	)[b]	16,010	0.39%	[a]	0.35%	[a]	3.36%	[a]
12/31/14	13.50	0.59	(1.37)	(0.78)	(0.37)	(0.14)	(0.51)	12.21	(5.68%	)	4,052	0.36%		0.34%		4.35%
Service Class
9/30/19	$13.05	$0.32	$(0.56)	$(0.24)	$(0.31)	$(0.22)	$(0.53)	$12.28	(1.31%	)	$3,340	0.48%		0.48%	[n]	2.66%
9/30/18	13.33	0.31	(0.01)	0.30	(0.40)	(0.18)	(0.58)	13.05	2.26%		27,218	0.57%		0.50%		2.31%
9/30/17	12.05	0.32	1.75	2.07	(0.58)	(0.21)	(0.79)	13.33	18.58%		25,208	0.56%		0.50%		2.62%
9/30/16	11.64	0.32	0.36	0.68	(0.24)	(0.03)	(0.27)	12.05	5.94%		16,897	0.49%		0.49%	[n]	2.79%
9/30/15[i]	12.17	0.29	(0.82)	(0.53)	-	-	-	11.64	(4.35%	)[b]	14,896	0.54%	[a]	0.50%	[a]	3.00%	[a]
12/31/14	13.49	0.35	(1.15)	(0.80)	(0.38)	(0.14)	(0.52)	12.17	(5.88%	)	5,988	0.50%		0.50%	[k]	2.61%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	7%	15%	35%	26%	6%	28%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$13.03	$0.33	$(0.59)	$(0.26)	$(0.29)	$(0.22)	$(0.51)	$12.26	(1.49%	)	$40,745	0.58%		0.58%	[n]	2.78%
9/30/18	13.31	0.31	(0.03)	0.28	(0.38)	(0.18)	(0.56)	13.03	2.15%		38,753	0.67%		0.60%		2.31%
9/30/17	12.03	0.29	1.77	2.06	(0.57)	(0.21)	(0.78)	13.31	18.48%		43,896	0.66%		0.60%		2.39%
9/30/16	11.62	0.32	0.35	0.67	(0.23)	(0.03)	(0.26)	12.03	5.87%		39,646	0.59%		0.59%	[n]	2.72%
9/30/15[i]	12.17	0.28	(0.83)	(0.55)	-	-	-	11.62	(4.52%	)[b]	33,128	0.64%	[a]	0.60%	[a]	2.93%	[a]
12/31/14	13.49	0.32	(1.13)	(0.81)	(0.37)	(0.14)	(0.51)	12.17	(5.90%	)	22,634	0.60%		0.60%	[k]	2.43%
Class A
9/30/19	$12.98	$0.31	$(0.59)	$(0.28)	$(0.26)	$(0.22)	$(0.48)	$12.22	(1.66%	)	$23,948	0.83%		0.83%	[n]	2.59%
9/30/18	13.27	0.28	(0.03)	0.25	(0.36)	(0.18)	(0.54)	12.98	1.87%		22,344	0.92%		0.85%		2.15%
9/30/17	12.00	0.26	1.76	2.02	(0.54)	(0.21)	(0.75)	13.27	18.16%		18,255	0.91%		0.85%		2.17%
9/30/16	11.59	0.27	0.38	0.65	(0.21)	(0.03)	(0.24)	12.00	5.63%		13,495	0.84%		0.84%	[n]	2.35%
9/30/15[i]	12.16	0.25	(0.82)	(0.57)	-	-	-	11.59	(4.69%	)[b]	12,681	0.89%	[a]	0.85%	[a]	2.65%	[a]
12/31/14	13.47	0.34	(1.18)	(0.84)	(0.33)	(0.14)	(0.47)	12.16	(6.20%	)	7,253	0.86%		0.86%	[k]	2.56%
Class R4
9/30/19	$12.92	$0.31	$(0.58)	$(0.27)	$(0.27)	$(0.22)	$(0.49)	$12.16	(1.56%	)	$41,622	0.73%		0.73%	[n]	2.65%
9/30/18	13.21	0.30	(0.04)	0.26	(0.37)	(0.18)	(0.55)	12.92	1.95%		48,486	0.82%		0.75%		2.25%
9/30/17	11.96	0.29	1.74	2.03	(0.57)	(0.21)	(0.78)	13.21	18.31%		45,031	0.81%		0.75%		2.39%
9/30/16	11.59	0.32	0.33	0.65	(0.25)	(0.03)	(0.28)	11.96	5.66%		25,933	0.74%		0.74%	[n]	2.74%
9/30/15[i]	12.15	0.19	(0.75)	(0.56)	-	-	-	11.59	(4.69%	)[b]	6,697	0.79%	[a]	0.75%	[a]	2.03%	[a]
12/31/14[h]	13.53	0.22	(1.11)	(0.89)	(0.35)	(0.14)	(0.49)	12.15	(6.48%	)[b]	141	0.75%	[a]	0.75%	[a,k]	2.22%	[a]
Class R3
9/30/19	$12.87	$0.28	$(0.58)	$(0.30)	$(0.24)	$(0.22)	$(0.46)	$12.11	(1.86%	)	$40,853	0.98%		0.98%	[n]	2.39%
9/30/18	13.17	0.26	(0.04)	0.22	(0.34)	(0.18)	(0.52)	12.87	1.69%		45,563	1.07%		1.00%		2.01%
9/30/17	11.93	0.25	1.75	2.00	(0.55)	(0.21)	(0.76)	13.17	18.05%		40,921	1.06%		1.00%		2.06%
9/30/16	11.58	0.28	0.34	0.62	(0.24)	(0.03)	(0.27)	11.93	5.44%		24,798	0.99%		0.99%	[n]	2.46%
9/30/15[i]	12.16	0.22	(0.80)	(0.58)	-	-	-	11.58	(4.69%	)[b]	5,031	1.04%	[a]	1.00%	[a]	2.32%	[a]
12/31/14[h]	13.53	0.21	(1.12)	(0.91)	(0.32)	(0.14)	(0.46)	12.16	(6.73%	)[b]	97	1.00%	[a]	1.00%	[a,k]	2.09%	[a]

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$9.42	$0.20	$(0.34)	$(0.14)	$(0.15)	$(0.78)	$(0.93)	$8.35	0.01%		$348,467	0.87%		N/A	2.42%
9/30/18	9.61	0.16	(0.16)	0.00 [d]	(0.19)	-	(0.19)	9.42	(0.02%	)	362,074	0.92%		N/A	1.68%
9/30/17	7.88	0.15	1.76	1.91	(0.18)	-	(0.18)	9.61	24.71%		318,534	0.93%		N/A	1.70%
9/30/16	7.68	0.14	0.19	0.33	(0.13)	-	(0.13)	7.88	4.28%		328,518	0.92%		N/A	1.88%
9/30/15[i]	8.29	0.13	(0.53)	(0.40)	(0.21)	-	(0.21)	7.68	(5.00%	)[b]	290,692	0.93%	[a]	N/A	1.95%	[a]
12/31/14	9.05	0.20	(0.75)	(0.55)	(0.21)	-	(0.21)	8.29	(6.25%	)	305,063	0.97%		0.90%	2.22%
Class R5
9/30/19	$9.45	$0.19	$(0.34)	$(0.15)	$(0.14)	$(0.78)	$(0.92)	$8.38	(0.14%	)	$122,168	0.97%		N/A	2.34%
9/30/18	9.64	0.15	(0.16)	(0.01)	(0.18)	-	(0.18)	9.45	(0.11%	)	134,803	1.02%		N/A	1.54%
9/30/17	7.90	0.13	1.78	1.91	(0.17)	-	(0.17)	9.64	24.64%		154,039	1.03%		N/A	1.52%
9/30/16	7.70	0.13	0.19	0.32	(0.12)	-	(0.12)	7.90	4.15%		138,668	1.02%		N/A	1.71%
9/30/15[i]	8.31	0.12	(0.54)	(0.42)	(0.19)	-	(0.19)	7.70	(5.13%	)[b]	161,529	1.03%	[a]	N/A	1.85%	[a]
12/31/14	9.06	0.19	(0.76)	(0.57)	(0.18)	-	(0.18)	8.31	(6.40%	)	164,096	1.13%		1.05%	2.18%
Service Class
9/30/19	$9.39	$0.18	$(0.33)	$(0.15)	$(0.13)	$(0.78)	$(0.91)	$8.33	(0.15%	)	$36,489	1.07%		N/A	2.27%
9/30/18	9.58	0.14	(0.16)	(0.02)	(0.17)	-	(0.17)	9.39	(0.22%	)	39,149	1.12%		N/A	1.45%
9/30/17	7.86	0.11	1.77	1.88	(0.16)	-	(0.16)	9.58	24.39%		45,240	1.13%		N/A	1.26%
9/30/16	7.66	0.12	0.19	0.31	(0.11)	-	(0.11)	7.86	4.07%		69,873	1.12%		N/A	1.63%
9/30/15[i]	8.26	0.11	(0.52)	(0.41)	(0.19)	-	(0.19)	7.66	(5.10%	)[b]	77,184	1.13%	[a]	N/A	1.74%	[a]
12/31/14	9.01	0.17	(0.75)	(0.58)	(0.17)	-	(0.17)	8.26	(6.52%	)	76,131	1.21%		1.13%	1.95%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	27%	46%	29%	38%	39%	42%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$9.46	$0.17	$(0.33)	$(0.16)	$(0.12)	$(0.78)	$(0.90)	$8.40	(0.32%	)	$21,563	1.17%		N/A	2.03%
9/30/18	9.65	0.13	(0.16)	(0.03)	(0.16)	-	(0.16)	9.46	(0.33%	)	31,199	1.22%		N/A	1.31%
9/30/17	7.92	0.12	1.76	1.88	(0.15)	-	(0.15)	9.65	24.22%		40,543	1.23%		N/A	1.40%
9/30/16	7.72	0.12	0.18	0.30	(0.10)	-	(0.10)	7.92	3.93%		37,189	1.22%		N/A	1.54%
9/30/15[i]	8.32	0.11	(0.52)	(0.41)	(0.19)	-	(0.19)	7.72	(5.08%	)[b]	35,607	1.23%	[a]	N/A	1.70%	[a]
12/31/14	9.09	0.17	(0.76)	(0.59)	(0.18)	-	(0.18)	8.32	(6.59%	)	29,655	1.29%		1.22%	1.90%
Class A
9/30/19	$9.25	$0.15	$(0.32)	$(0.17)	$(0.09)	$(0.78)	$(0.87)	$8.21	(0.48%	)	$29,537	1.42%		N/A	1.86%
9/30/18	9.44	0.11	(0.16)	(0.05)	(0.14)	-	(0.14)	9.25	(0.60%	)	41,179	1.47%		N/A	1.11%
9/30/17	7.75	0.09	1.73	1.82	(0.13)	-	(0.13)	9.44	23.89%		49,218	1.48%		N/A	1.09%
9/30/16	7.55	0.10	0.18	0.28	(0.08)	-	(0.08)	7.75	3.73%		58,816	1.47%		N/A	1.31%
9/30/15[i]	8.14	0.09	(0.52)	(0.43)	(0.16)	-	(0.16)	7.55	(5.39%	)[b]	58,523	1.48%	[a]	N/A	1.40%	[a]
12/31/14	8.89	0.15	(0.75)	(0.60)	(0.15)	-	(0.15)	8.14	(6.80%	)	60,890	1.55%		1.47%	1.72%
Class R4
9/30/19	$9.10	$0.17	$(0.34)	$(0.17)	$(0.12)	$(0.78)	$(0.90)	$8.03	(0.51%	)	$14,876	1.32%		N/A	2.14%
9/30/18	9.30	0.12	(0.16)	(0.04)	(0.16)	-	(0.16)	9.10	(0.48%	)	12,903	1.37%		N/A	1.23%
9/30/17	7.64	0.10	1.70	1.80	(0.14)	-	(0.14)	9.30	24.05%		7,779	1.38%		N/A	1.26%
9/30/16	7.47	0.12	0.16	0.28	(0.11)	-	(0.11)	7.64	3.79%		6,660	1.37%		N/A	1.57%
9/30/15[i]	8.09	0.08	(0.49)	(0.41)	(0.21)	-	(0.21)	7.47	(5.24%	)[b]	3,422	1.38%	[a]	N/A	1.28%	[a]
12/31/14[h]	8.80	0.11	(0.61)	(0.50)	(0.21)	-	(0.21)	8.09	(5.81%	)[b]	94	1.37%	[a]	N/A	1.63%	[a]
Class R3
9/30/19	$9.17	$0.15	$(0.34)	$(0.19)	$(0.09)	$(0.78)	$(0.87)	$8.11	(0.72%	)	$3,382	1.57%		N/A	1.86%
9/30/18	9.37	0.10	(0.17)	(0.07)	(0.13)	-	(0.13)	9.17	(0.75%	)	3,947	1.62%		N/A	1.08%
9/30/17	7.70	0.08	1.72	1.80	(0.13)	-	(0.13)	9.37	23.73%		3,267	1.63%		N/A	1.00%
9/30/16	7.52	0.09	0.18	0.27	(0.09)	-	(0.09)	7.70	3.63%		1,918	1.62%		N/A	1.25%
9/30/15[i]	8.15	0.10	(0.55)	(0.45)	(0.18)	-	(0.18)	7.52	(5.60%	)[b]	1,257	1.63%	[a]	N/A	1.51%	[a]
12/31/14	8.76	0.17	(0.78)	(0.61)	-	-	-	8.15	(6.96%	)	182	1.82%		1.69%	2.02%

MassMutual Select T. Rowe Price International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$9.70	$0.26	$(0.39)	$(0.13)	$(0.14)	$-	$(0.14)	$9.43	(1.17%	)	$1,135,941	0.79%		0.67%		2.80%
9/30/18[g]	10.00	0.19	(0.49)	(0.30)	-	-	-	9.70	(3.00%	)[b]	809,616	0.89%	[a]	0.67%	[a]	3.03%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	26%	24%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 19 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select Total Return Bond Fund (“Total Return Bond Fund”)

MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Select Diversified Value Fund (“Diversified Value Fund”)

MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”)

MM S&P 500® Index Fund (“S&P 500 Index Fund”)

MassMutual Select Equity Opportunities Fund (“Equity Opportunities Fund”)

MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”)

MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”)

MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Select Small Company Value Fund (“Small Company Value Fund”)

MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”)

MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”)

MassMutual Select Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”)

MassMutual Select Overseas Fund (“Overseas Fund”)

MassMutual Select T. Rowe Price International Equity Fund (“MM Select T. Rowe Price International Equity Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

New Disclosure Requirements

Pursuant to amendments to certain disclosure requirements in Regulation S-X adopted by the Securities and Exchange Commission (“SEC”), the presentation of certain disclosures within the Statements of Assets and Liabilities and the Statements of Changes in Net Assets have been conformed to meet these new requirements. There is no longer a requirement to present the components of distributable earnings on the Statements of Assets and Liabilities. Adjustments to the Statements of Changes in Net Assets include updates to prior year distributions to shareholders, distributions in excess of net investment income, and undistributed net investment income.

Notes to Financial Statements (Continued)

The following is a summary of the previously disclosed amounts, as reported at September 30, 2018:

	Total Return Bond Fund	Strategic Bond Fund	Diversified Value Fund	Fundamental Value Fund	S&P 500 Index Fund	Equity Opportunities Fund	Fundamental Growth Fund
Distributions to shareholders
From net investment income:
Class I	$(10,129,905)	$(4,008,676)	$(3,740,981)	$(10,584,244)	$(9,519,915)	$(5,222,510)	$(648,468)
Class R5	(1,828,232)	(1,629,063)	(1,186,392)	(5,920,618)	(15,025,637)	(4,149,326)	(198,633)
Service Class	(4,108,576)	(1,416,176)	(265,749)	(898,933)	(9,540,710)	(1,226,292)	(59,988)
Administrative Class	(1,497,295)	(1,463,320)	(105,918)	(1,318,304)	(10,684,609)	(1,573,641)	(67,496)
Class A	(107,308)	(981,391)	(295,492)	(1,142,928)	(523,449)	(1,600,242)	(59,160)
Class R4	(4,386,331)	(1,306,810)	(31,688)	(231,123)	(11,210,226)	(167,751)	(14,802)
Class R3	(659,012)	(297,064)	(38,914)	(29,866)	(3,589,039)	(39,794)	(8,673)

Total distributions from net investment income	(22,716,659)	(11,102,500)	(5,665,134)	(20,126,016)	(60,093,585)	(13,979,556)	(1,057,220)

From net realized gains:
Class I	-	-	(42,177,765)	(84,546,636)	(78,760,898)	(67,494,670)	(4,966,411)
Class R5	-	-	(13,939,265)	(50,312,508)	(130,345,200)	(56,306,266)	(1,711,532)
Service Class	-	-	(3,280,384)	(8,281,277)	(89,585,182)	(17,606,592)	(583,859)
Administrative Class	-	-	(1,416,131)	(12,813,571)	(104,598,008)	(23,608,751)	(763,451)
Class A	-	-	(4,398,503)	(14,462,182)	(5,690,948)	(28,915,457)	(1,127,720)
Class R4	-	-	(405,559)	(2,395,682)	(120,745,244)	(2,646,060)	(192,877)
Class R3	-	-	(593,679)	(388,984)	(40,854,205)	(840,869)	(179,443)

Total distributions from net realized gains	-	-	(66,211,286)	(173,200,840)	(570,579,685)	(197,418,665)	(9,525,293)

Accumulated undistributed (distributions in excess of) net investment income at end of year	$16,964,101	$12,241,682	$5,489,992	$15,301,770	$37,909,528	$6,505,964	$244,985

	Blue Chip Growth Fund	Growth Opportunities Fund	Mid-Cap Value Fund	Small Cap Value Equity Fund	Small Company Value Fund	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund
Distributions to shareholders
From net investment income:
Class I	$(6,513,541)	$-	$(1,070,292)	$(562,600)	$(760,738)	$(614,247)	$(674,658)
Class R5	(2,074,950)	-	(93,558)	(183,081)	(468,064)	(275,081)	(195,033)
Service Class	(507,815)	-	(24,534)	(28,080)	(50,922)	(244,777)	(193,776)
Administrative Class	(713,806)	-	(8,550)	(1,310)	(56,712)	(527,517)	(482,561)
Class A	(31,371)	-	(17,922)	(2,593)	(32,516)	(201,352)	(165,930)
Class R4	(176,175)	-	(1,271)	(7,406)	(1,693)	(1,017,937)	(545,507)
Class R3	(16,966)	-	(2,931)	-	(331)	(874,480)	(399,479)

Total distributions from net investment income	(10,034,624)	-	(1,219,058)	(785,070)	(1,370,976)	(3,755,391)	(2,656,944)

From net realized gains:
Class I	(46,541,193)	(45,787,023)	(10,585,212)	(12,017,872)	(18,973,212)	(2,842,841)	(4,675,930)
Class R5	(17,828,524)	(20,915,820)	(999,896)	(4,839,792)	(13,973,388)	(1,397,364)	(1,459,556)
Service Class	(5,476,144)	(9,706,877)	(282,497)	(970,089)	(1,936,267)	(1,435,691)	(1,661,617)
Administrative Class	(10,551,161)	(9,696,696)	(108,764)	(593,654)	(2,563,584)	(3,431,752)	(4,547,577)
Class A	(6,397,491)	(9,844,285)	(287,062)	(1,281,258)	(4,170,371)	(1,995,085)	(2,127,290)
Class R4	(3,322,546)	(1,990,343)	(18,406)	(370,882)	(97,283)	(7,184,206)	(5,645,692)
Class R3	(1,935,267)	(140,948)	(47,083)	(141,745)	(37,315)	(8,008,247)	(5,246,041)

Total distributions from net realized gains	(92,052,326)	(98,081,992)	(12,328,920)	(20,215,292)	(41,751,420)	(26,295,186)	(25,363,703)

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(270,290)	$(189,804)	$775,069	$239,262	$380,185	$3,250,849	$1,438,932

Notes to Financial Statements (Continued)

	Mid Cap Growth Fund	Small Cap Growth Equity Fund	MSCI EAFE International Index Fund	Overseas Fund	MM Select T. Rowe Price International Equity Fund
Distributions to shareholders
From net investment income:
Class I	$-	$-	$(1,285,257)	$(5,991,661)	$-
Class R5	-	-	(415,998)	(2,868,140)	-
Service Class	-	-	(777,927)	(811,229)	-
Administrative Class	-	-	(1,269,039)	(648,222)	-
Class A	-	-	(509,699)	(717,837)	-
Class R4	-	-	(1,221,950)	(181,675)	-
Class R3	-	-	(1,066,650)	(43,251)	-

Total distributions from net investment income	-	-	(6,546,520)	(11,262,015)	-

From net realized gains:
Class I	(210,263,356)	(16,698,170)	(540,623)	-	-
Class R5	(75,022,880)	(6,280,358)	(180,931)	-	-
Service Class	(17,313,004)	(1,941,712)	(352,105)	-	-
Administrative Class	(22,936,108)	(1,858,860)	(597,268)	-	-
Class A	(18,966,860)	(2,268,715)	(257,531)	-	-
Class R4	(9,838,503)	(817,599)	(602,369)	-	-
Class R3	(2,328,583)	(178,364)	(564,166)	-	-

Total distributions from net realized gains	(356,669,294)	(30,043,778)	(3,094,993)	-	-

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(4,008,823)	$(149,416)	$4,311,036	$7,504,454	$12,634,553

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields,

Notes to Financial Statements (Continued)

bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

[1]

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Fundamental Value Fund and Growth Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2019. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of September 30, 2019, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Total Return Bond Fund
Asset Investments
Bank Loans	$-	$7,663,020	$-	$7,663,020
Corporate Debt	-	231,773,800	-	231,773,800
Municipal Obligations	-	13,145,657	-	13,145,657
Non-U.S. Government Agency Obligations	-	126,625,099	-	126,625,099
Sovereign Debt Obligations	-	1,292,160	-	1,292,160
U.S. Government Agency Obligations and Instrumentalities	-	309,294,410	-	309,294,410
U.S. Treasury Obligations	-	205,018,920	-	205,018,920
Mutual Funds	18,344,695	-	-	18,344,695
Short-Term Investments	-	29,531,910	-	29,531,910

Total Investments	$18,344,695	$924,344,976	$-	$942,689,671

Asset Derivatives
Futures Contracts	$142,565	$-	$-	$142,565
Swap Agreements	-	1,118,589	-	1,118,589

Total	$142,565	$1,118,589	$-	$1,261,154

Liability Derivatives
Futures Contracts	$(389,969)	$-	$-	$(389,969)
Swap Agreements	-	(1,248,605)	-	(1,248,605)

Total	$(389,969)	$(1,248,605)	$-	$(1,638,574)

Strategic Bond Fund
Asset Investments
Bank Loans (Less Unfunded Loan Commitments)	$-	$23,449,954	$-	$23,449,954
Corporate Debt	-	203,734,097	-	203,734,097
Municipal Obligations	-	189,256	-	189,256
Non-U.S. Government Agency Obligations	-	76,104,132	-	76,104,132
Sovereign Debt Obligations	-	47,231,102	-	47,231,102
U.S. Government Agency Obligations and Instrumentalities	-	260,585,467	-	260,585,467
U.S. Treasury Obligations	-	89,717,881	-	89,717,881
Purchased Options	1,223,648	929,800	-	2,153,448
Mutual Funds	2,013,985	-	-	2,013,985
Short-Term Investments	-	57,399,356	-	57,399,356
Unfunded Loan Commitments***	-	10	-	10

Total Investments	$3,237,633	$759,341,055	$-	$762,578,688

Asset Derivatives
Forward Contracts	$-	$1,852,570	$-	$1,852,570
Futures Contracts	3,069,965	-	-	3,069,965
Swap Agreements	-	4,854,059	-	4,854,059

Total	$3,069,965	$6,706,629	$-	$9,776,594

Liability Derivatives
Forward Contracts	$-	$(2,411,486)	$-	$(2,411,486)
Futures Contracts	(1,954,101)	-	-	(1,954,101)
Swap Agreements	-	(11,218,489)	-	(11,218,489)
Written Options	(794,734)	(39,009)	-	(833,743)

Total	$(2,748,835)	$(13,668,984)	$-	$(16,417,819)

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Diversified Value Fund
Asset Investments
Common Stock	$342,302,833	$6,321,635	*	$-		$348,624,468
Preferred Stock	5,371,476	-		-		5,371,476
Corporate Debt	-	581,385		-		581,385
Mutual Funds	3,655,410	-		-		3,655,410
Short-Term Investments	104	3,010,510		-		3,010,614

Total Investments	$351,329,823	$9,913,530		$-		$361,243,353

S&P 500 Index Fund
Asset Investments
Common Stock	$3,288,093,159	$-		$-		$3,288,093,159
Mutual Funds	3,657,861	-		-		3,657,861
Short-Term Investments	-	12,603,634		-		12,603,634

Total Investments	$3,291,751,020	$12,603,634		$-		$3,304,354,654

Liability Derivatives
Futures Contracts	$(114,791)	$-		$-		$(114,791)

Equity Opportunities Fund
Asset Investments
Common Stock	$589,986,078	$25,760,388	*	$-		$615,746,466
Preferred Stock	7,667,948	-		-		7,667,948
Corporate Debt	-	760,023		-		760,023
Short-Term Investments	1,043	13,412,737		-		13,413,780

Total Investments	$597,655,069	$39,933,148		$-		$637,588,217

Fundamental Growth Fund
Asset Investments
Common Stock	$134,284,401	$1,558,709	*	$-		$135,843,110
Short-Term Investments	-	4,604,860		-		4,604,860

Total Investments	$134,284,401	$6,163,569		$-		$140,447,970

Blue Chip Growth Fund
Asset Investments
Common Stock	$3,056,782,219	$90,797,015	*	$3,849,120	**	$3,151,428,354
Mutual Funds	346,998	-		-		346,998
Short-Term Investments	1,066	5,959,073		-		5,960,139

Total Investments	$3,057,130,283	$96,756,088		$3,849,120		$3,157,735,491

Mid-Cap Value Fund
Asset Investments
Common Stock	$87,076,008	$7,586,546	*	$-		$94,662,554
Mutual Funds	2,621,572	-		-		2,621,572
Short-Term Investments	-	2,061,559		-		2,061,559

Total Investments	$89,697,580	$9,648,105		$-		$99,345,685

Asset Derivatives
Forward Contracts	$-	$106,335		$-		$106,335

Liability Derivatives
Forward Contracts	$-	$(2,987)		$-		$(2,987)

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Small Cap Value Equity Fund
Asset Investments
Common Stock	$81,598,314	$1,829,339	*	$-	+**	$83,427,653
Mutual Funds	1,461,402	-		-		1,461,402
Short-Term Investments	-	3,260,308		-		3,260,308

Total Investments	$83,059,716	$5,089,647		$-		$88,149,363

Small Company Value Fund
Asset Investments
Common Stock	$200,111,910	$-		$-	+**	$200,111,910
Mutual Funds	4,418,710	-		-		4,418,710
Short-Term Investments	-	7,836,031		-		7,836,031

Total Investments	$204,530,620	$7,836,031		$-		$212,366,651

S&P Mid Cap Index Fund
Asset Investments
Common Stock	$460,716,819	$-		$-		$460,716,819
Mutual Funds	10,415,099	-		-		10,415,099
Short-Term Investments	-	5,278,195		-		5,278,195

Total Investments	$471,131,918	$5,278,195		$-		$476,410,113

Liability Derivatives
Futures Contracts	$(56,433)	$-		$-		$(56,433)

Russell 2000 Small Cap Index Fund
Asset Investments
Common Stock	$286,316,792	$-		$-	+**	$286,316,792
Warrants	-	-		-	+**	-
Rights	-	-		12,469	**	12,469
Mutual Funds	17,760,100	-		-		17,760,100
Short-Term Investments	-	3,102,608		-		3,102,608

Total Investments	$304,076,892	$3,102,608		$12,469		$307,191,969

Liability Derivatives
Futures Contracts	$(87,711)	$-		$-		$(87,711)

Mid Cap Growth Fund
Asset Investments
Common Stock	$8,162,295,691	$-		$8,317,544	**	$8,170,613,235
Preferred Stock	-	-		9,356,161	**	9,356,161
Mutual Funds	86,789,589	-		-		86,789,589
Short-Term Investments	152,415,539	288,644,060		-		441,059,599

Total Investments	$8,401,500,819	$288,644,060		$17,673,705		$8,707,818,584

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$498,894,858	$-		$794,080	**	$499,688,938
Preferred Stock	-	-		1,294,936	**	1,294,936
Mutual Funds	16,878,460	-		-		16,878,460
Short-Term Investments	-	6,519,711		-		6,519,711

Total Investments	$515,773,318	$6,519,711		$2,089,016		$524,382,045

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
MSCI EAFE International Index Fund
Asset Investments
Common Stock*
Australia	$-	$15,664,783	$-	$15,664,783
Austria	-	505,644	-	505,644
Belgium	-	2,295,344	-	2,295,344
Bermuda	-	646,034	-	646,034
Cayman Islands	137,485	1,244,534	-	1,382,019
Denmark	-	3,964,969	-	3,964,969
Finland	-	2,599,203	-	2,599,203
France	188,786	23,600,732	-	23,789,518
Germany	75,839	17,825,156	-	17,900,995
Hong Kong	-	5,943,780	-	5,943,780
Ireland	-	1,479,112	-	1,479,112
Israel	487,339	791,458	-	1,278,797
Italy	-	4,332,162	-	4,332,162
Japan	-	55,559,690	-	55,559,690
Luxembourg	-	640,245	-	640,245
Mauritius	-	19,162	-	19,162
Netherlands	1,588,593	9,582,670	-	11,171,263
New Zealand	-	539,464	-	539,464
Norway	-	1,471,746	-	1,471,746
Papua New Guinea	-	113,933	-	113,933
Portugal	-	350,129	-	350,129
Singapore	-	2,848,937	-	2,848,937
Spain	-	6,558,177	-	6,558,177
Sweden	-	5,330,711	-	5,330,711
Switzerland	-	21,343,390	-	21,343,390
United Kingdom	208,936	36,426,934	-	36,635,870
Preferred Stock*
Germany	-	1,164,730	-	1,164,730
Italy	-	54,173	-	54,173
Mutual Funds	1,267,533	-	-	1,267,533
Rights	658	-	-	658
Short-Term Investments	-	500,440	-	500,440

Total Investments	$3,955,169	$223,397,442	$-	$227,352,611

Asset Derivatives
Forward Contracts	$-	$1,719	$-	$1,719
Futures Contracts	50,143	-	-	50,143

Total	$50,143	$1,719	$-	$51,862

Liability Derivatives
Forward Contracts	$-	$(12,447)	$-	$(12,447)
Futures Contracts	(2,919)	-	-	(2,919)

Total	$(2,919)	$(12,447)	$-	$(15,366)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Overseas Fund
Asset Investments
Common Stock*
Australia	$-	$6,329,094	$-	$6,329,094
Belgium	-	4,892,846	-	4,892,846
Brazil	2,073,752	-	-	2,073,752
Canada	16,141,919	-	-	16,141,919
Cayman Islands	4,232,068	-	-	4,232,068
Denmark	-	9,256,378	-	9,256,378
Finland	-	1,657,402	-	1,657,402
France	-	82,443,148	-	82,443,148
Germany	-	71,851,942	-	71,851,942
Hong Kong	-	9,623,368	-	9,623,368
India	-	9,429,443	-	9,429,443
Indonesia	-	1,550,993	-	1,550,993
Ireland	9,052,029	3,570,651	-	12,622,680
Israel	4,045,149	-	-	4,045,149
Italy	-	15,494,192	-	15,494,192
Japan	-	62,108,991	-	62,108,991
Mexico	1,681,182	-	-	1,681,182
Netherlands	1,671,871	28,700,580	-	30,372,451
Portugal	-	1,588,002	-	1,588,002
Republic of Korea	-	7,781,796	-	7,781,796
Singapore	-	4,026,457	-	4,026,457
South Africa	-	3,019,543	-	3,019,543
Spain	-	6,745,363	-	6,745,363
Sweden	-	15,059,232	-	15,059,232
Switzerland	-	66,985,426	-	66,985,426
Taiwan	5,418,174	2,440,214	-	7,858,388
United Kingdom	3,502,125	96,057,838	-	99,559,963
United States	4,497,615	-	-	4,497,615
Preferred Stock*
Germany	-	544,587	-	544,587
Mutual Funds	3,218,312	-	-	3,218,312
Short-Term Investments	-	12,526,286	-	12,526,286

Total Investments	$55,534,196	$523,683,772	$-	$579,217,968

Asset Derivatives
Forward Contracts	$-	$29,433	$-	$29,433

MM Select T. Rowe Price International Equity Fund
Asset Investments
Common Stock*
Australia	$-	$34,655,709	$-	$34,655,709
Austria	-	6,058,739	-	6,058,739
Belgium	-	8,492,278	-	8,492,278
Bermuda	7,193,434	3,829,100	-	11,022,534
Brazil	14,358,983	-	-	14,358,983
British Virgin Islands	-	729,903	-	729,903
Canada	35,954,295	-	-	35,954,295
Cayman Islands	31,901,544	28,771,304	-	60,672,848
Chile	2,465,680	-	-	2,465,680
China	-	27,366,550	-	27,366,550

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total

MM Select T. Rowe Price International Equity Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Colombia	$590,869	$-	$-		$590,869
Czech Republic	-	853,808	-		853,808
Denmark	529,760	4,453,969	-		4,983,729
Finland	-	7,069,026	-		7,069,026
France	407,262	78,833,807	-		79,241,069
Germany	1,497,617	67,120,825	-		68,618,442
Hong Kong	-	21,580,933	-		21,580,933
Hungary	-	2,784,227	-		2,784,227
India	17,552,450	3,984,144	-		21,536,594
Indonesia	-	11,953,635	-		11,953,635
Ireland	1,194,973	5,561,974	-		6,756,947
Italy	-	9,667,162	-		9,667,162
Japan	714,178	185,656,730	-		186,370,908
Luxembourg	2,209,431	1,057,461	-		3,266,892
Mexico	2,591,769	-	-		2,591,769
Netherlands	16,721,570	35,957,631	-		52,679,201
Norway	-	8,070,152	-		8,070,152
Philippines	-	5,176,580	-		5,176,580
Poland	-	1,165,068	-		1,165,068
Portugal	-	10,963,046	-		10,963,046
Republic of Korea	1,537,809	44,340,623	-		45,878,432
Russia	-	7,904,060	-		7,904,060
Saudi Arabia	-	3,031,092	-		3,031,092
Singapore	-	8,233,023	-		8,233,023
South Africa	-	18,292,742	-		18,292,742
Spain	-	8,465,606	-		8,465,606
Sweden	-	16,546,177	-		16,546,177
Switzerland	-	77,486,817	-		77,486,817
Taiwan	5,515,084	30,608,725	-		36,123,809
Thailand	6,263,967	-	-		6,263,967
Turkey	-	1,085,099	-		1,085,099
United Arab Emirates	-	4,785,669	-		4,785,669
United Kingdom	27,090,725	105,631,118	-		132,721,843
United States	17,043,358	1,391,013	-		18,434,371
Preferred Stock*
Brazil	9,643,243	-	-		9,643,243
Germany	-	560,124	-		560,124
Italy	-	707,979	-		707,979
Republic of Korea	-	1,839,472	-		1,839,472
United States	-	-	550,376	**	550,376
Mutual Funds	1,354,264	-	-		1,354,264
Short-Term Investments	21,537,746	1,005,427	-		22,543,173

Total Investments	$225,870,011	$903,728,527	$550,376		$1,130,148,914

Asset Derivatives
Forward Contracts	$-	$8,318	$-		$8,318

Liability Derivatives
Written Options	$-	$(12,876)	$-		$(12,876)

Notes to Financial Statements (Continued)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.

***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.
+	Represents a security at $0 value as of September 30, 2019.

The Funds, with the exception of the Strategic Bond Fund, had no Level 3 transfers during the year ended September 30, 2019. The Strategic Bond Fund had Level 3 transfers during the year ended September 30, 2019; however, none of the transfers individually or collectively had a material impact on the Strategic Bond Fund.

The following tables show Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2019.

	Total Return Bond Fund	Strategic Bond Fund	MSCI EAFE International Index Fund
Statements of Assets and Liabilities location:

Receivables from:
Investments sold on a when-issued basis	X	X
Collateral pledged for open futures and options contracts		X
Collateral pledged for open futures contracts			X
Collateral pledged for open swap agreements	X	X

Payables for:
Investments purchased on a when-issued basis	X	X
Due to custodian		X
Securities on loan	X	X	X

	S&P 500 Index Fund	Blue Chip Growth Fund	Growth Opportunities Fund	Small Cap Value Equity Fund	Small Company Value Fund
Statements of Assets and Liabilities location:

Payables for:
Securities on loan	X	X	X	X	X

	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund	Mid Cap Growth Fund	Small Cap Growth Equity Fund	Overseas Fund	MM Select T. Rowe Price International Equity Fund
Statements of Assets and Liabilities locations

Payables for:
Securities on loan	X	X	X	X	X	X

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

Notes to Financial Statements (Continued)

At September 30, 2019, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$142,565	$142,565
Swap Agreements^^,^^^	-	-	-	1,118,589	1,118,589

Total Value	$-	$-	$-	$1,261,154	$1,261,154

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(389,969)	$(389,969)
Swap Agreements^^,^^^	-	-	-	(1,248,605)	(1,248,605)

Total Value	$-	$-	$-	$(1,638,574)	$(1,638,574)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$234,519	$-	$234,519
Futures Contracts	-	-	-	5,488,560	5,488,560
Swap Agreements	-	-	-	13,575	13,575

Total Realized Gain (Loss)	$-	$-	$234,519	$5,502,135	$5,736,654

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(467,849)	$-	$(467,849)
Futures Contracts	-	-	-	690,386	690,386
Swap Agreements	-	-	-	(130,016)	(130,016)

Total Change in Appreciation (Depreciation)	$-	$-	$(467,849)	$560,370	$92,521

Strategic Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$929,800	$-	$929,800
Purchased Options*,^^^	-	-	-	1,223,648	1,223,648
Forward Contracts*	-	-	1,852,570	-	1,852,570
Futures Contracts^^	-	-	-	3,069,965	3,069,965
Swap Agreements*	-	-	-	708,961	708,961
Swap Agreements^^,^^^	1,090,150	-	-	3,054,948	4,145,098

Total Value	$1,090,150	$-	$2,782,370	$8,057,522	$11,930,042

Liability Derivatives
Forward Contracts^	$-	$-	$(2,411,486)	$-	$(2,411,486)
Futures Contracts^^	-	-	-	(1,954,101)	(1,954,101)
Swap Agreements^^,^^^	-	-	-	(11,218,489)	(11,218,489)
Written Options^	-	-	-	(39,009)	(39,009)
Written Options^,^^^	-	-	-	(794,734)	(794,734)

Total Value	$-	$-	$(2,411,486)	$(14,006,333)	$(16,417,819)

Realized Gain (Loss)#
Purchased Options	$-	$-	$(569,650)	$(2,009,448)	$(2,579,098)
Forward Contracts	-	-	881,540	-	881,540
Futures Contracts	-	-	31,896	4,567,557	4,599,453
Swap Agreements	2,010,416	-	-	(2,765,595)	(755,179)
Written Options	-	-	190,273	5,678,247	5,868,520

Total Realized Gain (Loss)	$2,010,416	$-	$534,059	$5,470,761	$8,015,236

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Strategic Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$586,993	$263,506	$850,499
Forward Contracts	-	-	645,999	-	645,999
Futures Contracts	-	-	(649)	1,982,614	1,981,965
Swap Agreements	103,406	-	-	(5,994,873)	(5,891,467)
Written Options	-	-	(6,512)	(35,163)	(41,675)

Total Change in Appreciation (Depreciation)	$103,406	$-	$1,225,831	$(3,783,916)	$(2,454,679)

S&P 500 Index Fund
Liability Derivatives
Futures Contracts^^	$-	$(114,791)	$-	$-	$(114,791)

Realized Gain (Loss)#
Futures Contracts	$-	$(1,028,610)	$-	$-	$(1,028,610)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(507,974)	$-	$-	$(507,974)

Mid-Cap Value Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$106,335	$-	$106,335

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(2,987)	$-	$(2,987)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$432,090	$-	$432,090

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$67,747	$-	$67,747

Small Company Value Fund
Realized Gain (Loss)#
Futures Contracts	$-	$(150,120)	$-	$-	$(150,120)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$18,664	$-	$-	$18,664

S&P Mid Cap Index Fund
Liability Derivatives
Futures Contracts^^	$-	$(56,433)	$-	$-	$(56,433)

Realized Gain (Loss)#
Futures Contracts	$-	$(509,517)	$-	$-	$(509,517)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$59,210	$-	$-	$59,210

Russell 2000 Small Cap Index Fund
Liability Derivatives
Futures Contracts^^	$-	$(87,711)	$-	$-	$(87,711)

Realized Gain (Loss)#
Futures Contracts	$-	$495,684	$-	$-	$495,684

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(36,468)	$-	$-	$(36,468)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
MSCI EAFE International Index Fund
Asset Derivatives
Forward Contracts*	$-	$-	$1,719	$-	$1,719
Futures Contracts^^	-	50,143	-	-	50,143

Total Value	$-	$50,143	$1,719	$-	$51,862

Liability Derivatives
Forward Contracts^	$-	$-	$(12,447)	$-	$(12,447)
Futures Contracts^^	-	(2,919)	-	-	(2,919)

Total Value	$-	$(2,919)	$(12,447)	$-	$(15,366)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(174,970)	$-	$(174,970)
Futures Contracts	-	220,977	-	-	220,977

Total Realized Gain (Loss)	$-	$220,977	$(174,970)	$-	$46,007

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$15,600	$-	$15,600
Futures Contracts	-	(150,009)	-	-	(150,009)

Total Change in Appreciation (Depreciation)	$-	$(150,009)	$15,600	$-	$(134,409)

Overseas Fund
Asset Derivatives
Forward Contracts*	$-	$-	$29,433	$-	$29,433

Realized Gain (Loss)#
Forward Contracts	$-	$-	$190,781	$-	$190,781

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(16,175)	$-	$(16,175)

MM Select T. Rowe Price International Equity Fund
Asset Derivatives
Forward Contracts*	$-	$-	$8,318	$-	$8,318

Liability Derivatives
Written Options^	$-	$(12,876)	$-	$-	$(12,876)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$13,027	$-	$13,027
Written Options	-	124,042	-	-	124,042

Total Realized Gain (Loss)	$-	$124,042	$13,027	$-	$137,069

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(16,202)	$-	$(16,202)
Written Options	-	17,312	-	-	17,312

Total Change in Appreciation (Depreciation)	$-	$17,312	$(16,202)	$-	$1,110

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts or written options outstanding, at value, as applicable.

Notes to Financial Statements (Continued)

^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents exchange-traded purchased and written options, forward contracts, or centrally cleared swaps, which are not subject to a master netting agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended September 30, 2019, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Total Return Bond Fund	1,243	$6,279,864	$80,545,909	-	$-	-	$-
Strategic Bond Fund	4,448	114,978,484	990,727,733	24,375,990	6,270,000	4,407,182	7,086,667
S&P 500 Index Fund	289	-	-	-	-	-	-
Mid-Cap Value Fund	-	6,674,028	-	-	-	-	-
Small Company Value Fund	20	-	-	-	-	-	-
S&P Mid Cap Index Fund	44	-	-	-	-	-	-
Russell 2000 Small Cap Index Fund	72	-	-	-	-	-	-
MSCI EAFE International Index Fund	89	6,047,963	-	-	-	-	-
Overseas Fund	-	4,210,140	-	-	-	-	-
MM Select T. Rowe Price International Equity Fund	-	1,387,015	-	-	-	175	-

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2019.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2019. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2019.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Strategic Bond Fund
Barclays Bank PLC	$502,533	$(440,855)	$-	$61,678
BNP Paribas SA	987,875	-	-	987,875
Citibank N.A.	2,000,923	(1,970,631)	-	30,292

	$3,491,331	$(2,411,486)	$-	$1,079,845

Notes to Financial Statements (Continued)

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
MSCI EAFE International Index Fund
Bank of Montreal	$458	$-	$-	$458
Citibank N.A.	103	(103)	-	-
Goldman Sachs & Co.	787	-	-	787
Morgan Stanley & Co. LLC	371	(371)	-	-

	$1,719	$(474)	$-	$1,245

Overseas Fund
State Street Bank and Trust Co.	$29,433	$-	$-	$29,433

MM Select T. Rowe Price International Equity Fund
Citibank N.A.	$8,318	$-	$-	$8,318

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2019.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Strategic Bond Fund
Bank of America N.A.	$(39,009)	$-	$-	$(39,009)
Barclays Bank PLC	(440,855)	440,855	-	-
Citibank N.A.	(1,970,631)	1,970,631	-	-

	$(2,450,495)	$2,411,486	$-	$(39,009)

MSCI EAFE International Index Fund
Bank of New York Mellon	$(2,273)	$-	$-	$(2,273)
Citibank N.A.	(7,532)	103	-	(7,429)
Morgan Stanley & Co. LLC	(2,642)	371	-	(2,271)

	$(12,447)	$474	$-	$(11,973)

MM Select T. Rowe Price International Equity Fund
Goldman Sachs International	$(7,582)	$-	$-	$(7,582)
JP Morgan Chase Bank N.A.	(4,499)	-	-	(4,499)
Morgan Stanley & Co. LLC	(795)	-	-	(795)

	$(12,876)	$-	$-	$(12,876)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Notes to Financial Statements (Continued)

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2019, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency futures contracts and foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Futures contracts are exchange-traded and typically have minimal exposure to counterparty risk. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies or currency futures contracts. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency or currency futures contract, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of futures contracts and options, respectively, see “Futures Contracts” and “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options (see “Foreign Currency Exchange Transactions,” above, for a discussion of the use of futures contracts in connection with currency risk).

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a

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specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the

Notes to Financial Statements (Continued)

buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

Notes to Financial Statements (Continued)

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Notes to Financial Statements (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon

Notes to Financial Statements (Continued)

the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

Notes to Financial Statements (Continued)

The Strategic Bond Fund entered into certain loan agreements which are unfunded. The Strategic Bond Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the Strategic Bond Fund’s Portfolio of Investments. At September 30, 2019, the Strategic Bond Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Notes to Financial Statements (Continued)

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2019, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2019, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Notes to Financial Statements (Continued)

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

Each of the MSCI EAFE International Index Fund, Overseas Fund, and MM Select T. Rowe Price International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

Notes to Financial Statements (Continued)

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Total Return Bond Fund	0.30% on the first $2 billion; and	Metropolitan West Asset Management, LLC
0.27% on any excess over $2 billion
Strategic Bond Fund	0.45% on the first $200 million; and	Western Asset Management Company; and
	0.35% on any excess over $200 million	Western Asset Management Company Limited
Diversified Value Fund	0.50% on the first $400 million; and	Brandywine Global Investment Management,
	0.475% on any excess over $400 million	LLC; and T. Rowe Price Associates, Inc.
Fundamental Value Fund*	0.60% on the first $1.25 billion;	Barrow, Hanley, Mewhinney & Strauss, LLC; and
	0.575% on the next $250 million; and	Boston Partners Global Investors, Inc.
0.55% on any excess over $1.5 billion
S&P 500 Index Fund	0.10% on the first $2.5 billion;	Northern Trust Investments, Inc.
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion
Equity Opportunities Fund	0.69% on the first $1 billion; and	T. Rowe Price Associates, Inc.; and
	0.64% on any excess over $1 billion	Wellington Management Company LLP
Fundamental Growth Fund	0.65% on the first $300 million; and	Wellington Management Company LLP
0.60% on any excess over $300 million
Blue Chip Growth Fund	0.65% on the first $750 million; and	Loomis, Sayles & Company, L.P.; and
	0.60% on any excess over $750 million	T. Rowe Price Associates, Inc.
Growth Opportunities Fund	0.71% on the first $500 million; and	Jackson Square Partners LLC; and
	0.68% on any excess over $500 million	Sands Capital Management, LLC
Mid-Cap Value Fund	0.70% on the first $300 million; and	American Century Investment Management, Inc.
0.65% on any excess over $300 million
Small Cap Value Equity Fund	0.75% on the first $300 million; and	Barrow, Hanley, Mewhinney & Strauss, LLC;
	0.70% on any excess over $300 million	and Wellington Management Company LLP
Small Company Value Fund**	0.85% on the first $750 million; and	AllianceBernstein L.P.; and
	0.80% on any excess over $750 million	American Century Investment Management, Inc.
S&P Mid Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Russell 2000 Small Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Mid Cap Growth Fund	0.72% on the first $2 billion; and	Frontier Capital Management Company LLC;
	0.67% on any excess over $2 billion	and T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund***	0.80% on the first $1 billion; and	Invesco Advisers, Inc.; and Wellington Management Company LLP
0.78% on any excess over $1 billion
MSCI EAFE International Index Fund	0.10% on the first $1 billion; and	Northern Trust Investments, Inc.
0.09% on any excess over $1 billion
Overseas Fund	0.80% on the first $750 million;	Harris Associates L.P.; and
	0.775% on the next $500 million; and	Massachusetts Financial Services Company
0.75% on any excess over $1.25 billion
MM Select T. Rowe Price International Equity Fund	0.69%	T. Rowe Price Associates, Inc.

*	Effective February 5, 2019, Boston Partners Global Investors, Inc. replaced Wellington Management Company LLP as a subadviser of the Fund.
**

Effective June 20, 2019, AllianceBernstein L.P. and American Century Investment Management, Inc. replaced Federated Clover Investment Advisors, T. Rowe Price Associates, Inc., and Invesco Advisers, Inc. as subadvisers of the Fund.

***	Effective at the close of business on May 24, 2019, Invesco Advisers, Inc. replaced OFI Global Institutional, Inc. as a subadviser of the Fund.

Notes to Financial Statements (Continued)

Prior to the close of business on May 24, 2019, MML Advisers had entered into an investment subadvisory agreement with OFI Global Institutional, Inc. (“OFI Global Institutional”), a wholly-owned subsidiary of OppenheimerFunds, Inc., a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Growth Equity Fund. This agreement provided that OFI Global Institutional manage the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. OFI Global Institutional received a subadvisory fee from MML Advisers, based upon the Small Cap Growth Equity Fund’s average daily net assets, at the following annual rate:

Small Cap Growth Equity Fund	0.55% of the first $50 million;
0.45% of the next $50 million; and
0.40% of any excess over $100 million

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Total Return Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P 500 Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Equity Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Blue Chip Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Growth Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Mid-Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Value Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Company Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P Mid Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Russell 2000 Small Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Mid Cap Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Growth Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MSCI EAFE International Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Overseas Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM Select T. Rowe Price International Equity Fund	None	N/A	N/A	N/A	N/A	N/A	N/A

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Notes to Financial Statements (Continued)

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Strategic Bond Fund*	0.48%	0.58%	0.68%	0.78%	1.03%	0.93%	1.18%
Mid-Cap Value Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
Russell 2000 Small Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
MSCI EAFE International Index Fund*	0.25%	0.35%	0.50%	0.60%	0.85%	0.75%	1.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2020.

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I
MM Select T. Rowe Price International Equity Fund**	0.67%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
**	Expense cap in effect through January 31, 2020.

Prior to February 1, 2019, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Fundamental Growth Fund	0.70%	0.80%	0.90%	1.00%	1.25%	1.15%	1.40%
Small Cap Value Equity Fund	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
S&P Mid Cap Index Fund	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

MML Advisers voluntarily waived 0.02% of the advisory fee of the Small Company Value Fund through January 31, 2019.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Notes to Financial Statements (Continued)

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2019, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$1,253
Fundamental Value Fund	2,640
Equity Opportunities Fund	242
Fundamental Growth Fund	21
Blue Chip Growth Fund	3,463
Growth Opportunities Fund	20,161
Small Cap Value Equity Fund	360
Small Company Value Fund	21,195
Mid Cap Growth Fund	129,884
Small Cap Growth Equity Fund	3,623

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2019:

Total % Ownership by Related Party
Total Return Bond Fund	76.7%
Strategic Bond Fund	73.1%
Diversified Value Fund	68.4%
Fundamental Value Fund	90.8%
S&P 500 Index Fund	70.3%
Equity Opportunities Fund	81.9%
Fundamental Growth Fund	86.3%
Blue Chip Growth Fund	55.1%
Growth Opportunities Fund	57.3%
Mid-Cap Value Fund	78.0%
Small Cap Value Equity Fund	77.6%
Small Company Value Fund	61.6%
S&P Mid Cap Index Fund	67.7%
Russell 2000 Small Cap Index Fund	59.0%
Mid Cap Growth Fund	19.4%
Small Cap Growth Equity Fund	78.4%

Notes to Financial Statements (Continued)

Total % Ownership by Related Party
MSCI EAFE International Index Fund	65.0%
Overseas Fund	87.1%
MM Select T. Rowe Price International Equity Fund	100.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2019, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Total Return Bond Fund	$1,723,618,264	$148,851,863	$1,703,738,439	$176,918,948
Strategic Bond Fund	1,687,873,416	121,431,117	1,657,558,254	84,347,187
Diversified Value Fund	-	158,206,390	-	206,244,523
Fundamental Value Fund	-	950,302,364	-	1,365,151,250
S&P 500 Index Fund	-	131,507,876	-	242,973,357
Equity Opportunities Fund	-	206,881,557	-	291,351,662
Fundamental Growth Fund	-	164,179,438	-	176,396,839
Blue Chip Growth Fund	-	762,674,624	-	795,907,931
Growth Opportunities Fund	-	187,678,614	-	467,270,613
Mid-Cap Value Fund	-	52,116,441	-	48,725,616
Small Cap Value Equity Fund	-	29,388,861	-	48,383,062
Small Company Value Fund	-	295,648,113	-	291,695,893
S&P Mid Cap Index Fund	-	70,371,269	-	88,973,570
Russell 2000 Small Cap Index Fund	-	48,979,890	-	62,151,792
Mid Cap Growth Fund	-	2,897,211,094	-	3,081,747,996
Small Cap Growth Equity Fund	-	382,526,055	-	513,109,081
MSCI EAFE International Index Fund	-	15,867,538	-	17,775,755
Overseas Fund	-	149,872,069	-	191,842,604
MM Select T. Rowe Price International Equity Fund	-	576,185,374	-	247,055,560

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales
Mid-Cap Value Fund	$5,408	$489
Small Company Value Fund	3,054	492
Mid Cap Growth Fund	-	542,880
Small Cap Growth Equity Fund	-	182,026

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
Total Return Bond Fund Class I
Sold	13,670,678	$133,137,029	16,464,129	$158,921,697
Issued as reinvestment of dividends	1,368,293	12,861,958	1,038,964	10,129,905
Redeemed	(12,888,794)	(126,526,498)	(9,358,437)	(90,679,347)

Net increase (decrease)	2,150,177	$19,472,489	8,144,656	$78,372,255

Total Return Bond Fund Class R5
Sold	589,795	$5,786,794	993,560	$9,610,412
Issued as reinvestment of dividends	156,234	1,467,037	187,704	1,828,232
Redeemed	(1,758,884)	(17,437,975)	(2,668,454)	(25,685,875)

Net increase (decrease)	(1,012,855)	$(10,184,144)	(1,487,190)	$(14,247,231)

Total Return Bond Fund Service Class
Sold	1,146,933	$11,383,394	2,385,440	$23,091,004
Issued as reinvestment of dividends	349,608	3,296,801	420,100	4,108,576
Redeemed	(3,905,740)	(37,811,577)	(5,017,986)	(48,451,592)

Net increase (decrease)	(2,409,199)	$(23,131,382)	(2,212,446)	$(21,252,012)

Total Return Bond Fund Administrative Class
Sold	928,035	$8,928,665	627,297	$6,049,087
Issued as reinvestment of dividends	146,483	1,374,011	153,884	1,497,295
Redeemed	(4,635,251)	(45,471,617)	(1,536,059)	(14,853,653)

Net increase (decrease)	(3,560,733)	$(35,168,941)	(754,878)	$(7,307,271)

Total Return Bond Fund Class A
Sold	469,048	$4,513,313	88,951	$854,695
Issued as reinvestment of dividends	19,525	182,951	11,017	107,308
Redeemed	(113,567)	(1,096,006)	(121,019)	(1,159,899)

Net increase (decrease)	375,006	$3,600,258	(21,051)	$(197,896)

Total Return Bond Fund Class R4
Sold	1,538,264	$15,178,209	1,775,651	$17,273,767
Issued as reinvestment of dividends	438,335	4,142,266	447,585	4,386,331
Redeemed	(4,296,874)	(41,941,983)	(6,541,738)	(64,124,983)

Net increase (decrease)	(2,320,275)	$(22,621,508)	(4,318,502)	$(42,464,885)

Total Return Bond Fund Class R3
Sold	544,404	$5,281,932	759,608	$7,297,974
Issued as reinvestment of dividends	72,442	680,228	67,660	659,012
Redeemed	(1,155,413)	(11,154,628)	(908,471)	(8,807,718)

Net increase (decrease)	(538,567)	$(5,192,468)	(81,203)	$(850,732)

Strategic Bond Fund Class I
Sold	15,122,892	$156,124,408	16,421,511	$167,644,684
Issued as reinvestment of dividends	857,306	8,470,181	384,341	4,008,676
Redeemed	(10,143,378)	(105,829,118)	(5,179,325)	(53,642,918)

Net increase (decrease)	5,836,820	$58,765,471	11,626,527	$118,010,442

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
Strategic Bond Fund Class R5
Sold	1,372,654	$14,063,551	2,229,769	$22,834,781
Issued as reinvestment of dividends	218,936	2,165,273	156,041	1,629,063
Redeemed	(2,117,406)	(21,914,303)	(1,322,404)	(13,574,847)

Net increase (decrease)	(525,816)	$(5,685,479)	1,063,406	$10,888,997

Strategic Bond Fund Service Class
Sold	935,636	$9,773,940	873,326	$9,015,749
Issued as reinvestment of dividends	120,964	1,196,330	135,519	1,416,176
Redeemed	(3,005,889)	(31,453,282)	(2,081,940)	(21,324,668)

Net increase (decrease)	(1,949,289)	$(20,483,012)	(1,073,095)	$(10,892,743)

Strategic Bond Fund Administrative Class
Sold	1,663,582	$17,174,712	2,382,354	$24,512,698
Issued as reinvestment of dividends	178,954	1,764,483	140,569	1,463,320
Redeemed	(1,889,873)	(19,490,098)	(1,806,927)	(18,569,662)

Net increase (decrease)	(47,337)	$(550,903)	715,996	$7,406,356

Strategic Bond Fund Class A
Sold	1,516,195	$15,841,245	1,250,124	$12,757,953
Issued as reinvestment of dividends	97,113	956,568	94,365	981,391
Redeemed	(1,561,785)	(16,185,301)	(1,890,492)	(19,254,847)

Net increase (decrease)	51,523	$612,512	(546,003)	$(5,515,503)

Strategic Bond Fund Class R4
Sold	1,495,702	$15,315,402	2,184,945	$22,326,155
Issued as reinvestment of dividends	159,397	1,563,692	126,140	1,306,810
Redeemed	(2,314,903)	(23,526,086)	(1,364,712)	(13,883,705)

Net increase (decrease)	(659,804)	$(6,646,992)	946,373	$9,749,260

Strategic Bond Fund Class R3
Sold	605,558	$6,250,400	857,654	$8,626,950
Issued as reinvestment of dividends	42,610	414,599	28,897	297,064
Redeemed	(889,108)	(9,232,946)	(477,861)	(4,819,373)

Net increase (decrease)	(240,940)	$(2,567,947)	408,690	$4,104,641

Diversified Value Fund Class I
Sold	3,808,671	$42,123,866	2,978,893	$40,348,340
Issued - merger	-	-	5,418,748	74,399,424
Issued as reinvestment of dividends	2,860,238	28,659,584	3,601,470	45,918,746
Redeemed	(3,315,480)	(37,365,553)	(5,736,300)	(77,553,921)

Net increase (decrease)	3,353,429	$33,417,897	6,262,811	$83,112,589

Diversified Value Fund Class R5
Sold	436,167	$5,156,305	1,455,012	$18,090,739
Issued - merger	-	-	6,568,499	90,382,610
Issued as reinvestment of dividends	2,000,197	20,081,978	1,183,541	15,125,657
Redeemed	(6,566,005)	(70,504,181)	(1,623,012)	(21,380,875)

Net increase (decrease)	(4,129,641)	$(45,265,898)	7,584,040	$102,218,131

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
Diversified Value Fund Service Class
Sold	179,187	$2,004,575	77,424	$1,022,332
Issued - merger	-	-	193,597	2,663,899
Issued as reinvestment of dividends	129,162	1,299,372	277,475	3,546,133
Redeemed	(440,982)	(5,528,683)	(245,299)	(3,208,746)

Net increase (decrease)	(132,633)	$(2,224,736)	303,197	$4,023,618

Diversified Value Fund Administrative Class
Sold	641,755	$7,342,582	56,671	$758,347
Issued - merger	-	-	1,023,209	14,181,678
Issued as reinvestment of dividends	206,937	2,096,273	118,263	1,522,049
Redeemed	(209,911)	(2,337,279)	(390,268)	(5,064,862)

Net increase (decrease)	638,781	$7,101,576	807,875	$11,397,212

Diversified Value Fund Class A
Sold	555,732	$6,224,083	637,714	$8,349,272
Issued - merger	-	-	1,848,961	25,423,223
Issued as reinvestment of dividends	596,709	5,990,960	367,573	4,693,903
Redeemed	(1,278,614)	(14,712,843)	(480,332)	(6,554,007)

Net increase (decrease)	(126,173)	$(2,497,800)	2,373,916	$31,912,391

Diversified Value Fund Class R4
Sold	261,772	$2,953,952	262,671	$3,618,135
Issued - merger	-	-	46,275	629,800
Issued as reinvestment of dividends	76,842	760,735	34,592	437,247
Redeemed	(97,110)	(1,085,541)	(56,014)	(731,714)

Net increase (decrease)	241,504	$2,629,146	287,524	$3,953,468

Diversified Value Fund Class R3
Sold	47,374	$542,182	40,814	$541,390
Issued - merger	-	-	4,375	59,898
Issued as reinvestment of dividends	33,523	334,894	49,733	632,593
Redeemed	(121,907)	(1,331,990)	(55,507)	(733,923)

Net increase (decrease)	(41,010)	$(454,914)	39,415	$499,958

Fundamental Value Fund Class I
Sold	6,322,314	$61,866,915	5,606,887	$67,060,465
Issued as reinvestment of dividends	8,037,971	73,708,191	8,265,063	95,130,880
Redeemed	(33,222,488)	(335,419,451)	(6,514,169)	(78,906,473)

Net increase (decrease)	(18,862,203)	$(199,844,345)	7,357,781	$83,284,872

Fundamental Value Fund Class R5
Sold	701,718	$7,064,621	783,574	$9,340,361
Issued as reinvestment of dividends	3,531,237	32,593,317	4,860,253	56,233,125
Redeemed	(11,072,213)	(112,540,225)	(8,091,738)	(98,034,341)

Net increase (decrease)	(6,839,258)	$(72,882,287)	(2,447,911)	$(32,460,855)

Fundamental Value Fund Service Class
Sold	310,891	$3,089,946	417,734	$4,942,265
Issued as reinvestment of dividends	557,701	5,125,269	796,138	9,179,471
Redeemed	(2,110,307)	(21,717,589)	(1,740,182)	(20,789,662)

Net increase (decrease)	(1,241,715)	$(13,502,374)	(526,310)	$(6,667,926)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
Fundamental Value Fund Administrative Class
Sold	307,371	$3,094,452	827,419	$9,700,664
Issued as reinvestment of dividends	1,006,125	9,316,716	1,217,216	14,131,875
Redeemed	(2,807,615)	(28,488,602)	(1,954,590)	(23,418,766)

Net increase (decrease)	(1,494,119)	$(16,077,434)	90,045	$413,773

Fundamental Value Fund Class A
Sold	388,142	$3,865,775	501,718	$5,985,449
Issued as reinvestment of dividends	968,469	8,851,803	1,360,952	15,596,515
Redeemed	(2,046,669)	(20,880,122)	(3,108,042)	(37,460,732)

Net increase (decrease)	(690,058)	$(8,162,544)	(1,245,372)	$(15,878,768)

Fundamental Value Fund Class R4
Sold	169,685	$1,603,882	118,405	$1,408,688
Issued as reinvestment of dividends	117,038	1,053,343	232,461	2,626,805
Redeemed	(176,872)	(1,679,371)	(846,777)	(9,567,881)

Net increase (decrease)	109,851	$977,854	(495,911)	$(5,532,388)

Fundamental Value Fund Class R3
Sold	34,557	$331,846	51,534	$584,178
Issued as reinvestment of dividends	36,577	328,097	37,132	418,850
Redeemed	(79,587)	(777,692)	(75,973)	(913,847)

Net increase (decrease)	(8,453)	$(117,749)	12,693	$89,181

S&P 500 Index Fund Class I
Sold	25,054,216	$421,941,279	27,456,543	$529,732,828
Issued as reinvestment of dividends	3,843,029	58,029,729	4,759,073	88,280,813
Redeemed	(8,426,764)	(146,018,018)	(17,266,754)	(354,142,138)

Net increase (decrease)	20,470,481	$333,952,990	14,948,862	$263,871,503

S&P 500 Index Fund Class R5
Sold	5,890,459	$106,248,343	3,783,520	$76,056,876
Issued as reinvestment of dividends	4,718,293	71,529,319	7,811,437	145,370,837
Redeemed	(9,419,098)	(166,682,986)	(18,510,683)	(370,423,985)

Net increase (decrease)	1,189,654	$11,094,676	(6,915,726)	$(148,996,272)

S&P 500 Index Fund Service Class
Sold	2,897,796	$49,815,312	2,637,626	$52,355,227
Issued as reinvestment of dividends	3,948,989	60,024,630	5,315,061	99,125,892
Redeemed	(8,317,098)	(148,888,548)	(8,008,339)	(159,217,109)

Net increase (decrease)	(1,470,313)	$(39,048,606)	(55,652)	$(7,735,990)

S&P 500 Index Fund Administrative Class
Sold	2,565,659	$44,080,037	4,283,359	$82,202,563
Issued as reinvestment of dividends	5,551,353	82,715,153	6,285,857	115,282,617
Redeemed	(11,132,277)	(188,444,766)	(7,357,871)	(143,002,989)

Net increase (decrease)	(3,015,265)	$(61,649,576)	3,211,345	$54,482,191

S&P 500 Index Fund Class A
Sold	412,369	$7,070,716	536,323	$10,434,116
Issued as reinvestment of dividends	296,224	4,330,792	344,670	6,214,397
Redeemed	(818,742)	(14,034,889)	(467,711)	(8,782,620)

Net increase (decrease)	(110,149)	$(2,633,381)	413,282	$7,865,893

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
S&P 500 Index Fund Class R4
Sold	4,443,603	$74,660,223	4,053,970	$78,426,842
Issued as reinvestment of dividends	6,212,016	91,378,752	7,274,260	131,955,069
Redeemed	(10,609,716)	(178,904,153)	(8,932,776)	(173,827,411)

Net increase (decrease)	45,903	$(12,865,178)	2,395,454	$36,554,500

S&P 500 Index Fund Class R3
Sold	2,230,813	$36,601,220	2,270,496	$42,459,000
Issued as reinvestment of dividends	2,506,360	35,840,947	2,508,084	44,443,244
Redeemed	(4,464,002)	(72,204,973)	(1,920,655)	(35,911,009)

Net increase (decrease)	273,171	$237,194	2,857,925	$50,991,235

Equity Opportunities Fund Class I
Sold	3,035,315	$50,661,376	3,703,927	$67,677,014
Issued as reinvestment of dividends	1,601,178	24,257,844	4,300,247	72,717,180
Redeemed	(4,206,249)	(73,449,225)	(3,631,483)	(65,269,652)

Net increase (decrease)	430,244	$1,469,995	4,372,691	$75,124,542

Equity Opportunities Fund Class R5
Sold	938,398	$16,186,702	639,369	$11,825,124
Issued as reinvestment of dividends	1,076,263	16,380,730	3,560,400	60,455,592
Redeemed	(2,434,422)	(40,494,157)	(3,236,335)	(60,342,157)

Net increase (decrease)	(419,761)	$(7,926,725)	963,434	$11,938,559

Equity Opportunities Fund Service Class
Sold	1,048,495	$18,294,492	256,349	$4,550,225
Issued as reinvestment of dividends	305,302	4,548,999	1,131,104	18,832,884
Redeemed	(1,161,106)	(19,766,876)	(1,373,643)	(24,301,238)

Net increase (decrease)	192,691	$3,076,615	13,810	$(918,129)

Equity Opportunities Fund Administrative Class
Sold	445,737	$7,528,781	281,193	$5,080,877
Issued as reinvestment of dividends	434,813	6,378,705	1,533,641	25,182,392
Redeemed	(1,974,322)	(32,819,298)	(1,351,668)	(23,700,865)

Net increase (decrease)	(1,093,772)	$(18,911,812)	463,166	$6,562,404

Equity Opportunities Fund Class A
Sold	382,332	$6,088,708	264,236	$4,406,871
Issued as reinvestment of dividends	486,232	6,773,205	1,948,484	30,513,250
Redeemed	(1,681,151)	(26,781,215)	(2,677,299)	(47,256,377)

Net increase (decrease)	(812,587)	$(13,919,302)	(464,579)	$(12,336,256)

Equity Opportunities Fund Class R4
Sold	196,151	$2,995,598	173,853	$3,497,047
Issued as reinvestment of dividends	74,016	1,011,804	182,360	2,813,811
Redeemed	(412,404)	(6,605,916)	(182,060)	(3,433,128)

Net increase (decrease)	(142,237)	$(2,598,514)	174,153	$2,877,730

Equity Opportunities Fund Class R3
Sold	89,507	$1,310,598	23,035	$366,651
Issued as reinvestment of dividends	20,932	268,342	60,485	880,663
Redeemed	(66,589)	(994,020)	(67,207)	(1,180,939)

Net increase (decrease)	43,850	$584,920	16,313	$66,375

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
Fundamental Growth Fund Class I
Sold	2,372,970	$18,436,450	1,762,116	$15,925,272
Issued as reinvestment of dividends	1,840,112	12,107,941	673,247	5,614,879
Redeemed	(2,356,329)	(17,930,114)	(4,734,232)	(44,436,598)

Net increase (decrease)	1,856,753	$12,614,277	(2,298,869)	$(22,896,447)

Fundamental Growth Fund Class R5
Sold	472,267	$3,770,788	498,766	$4,470,011
Issued as reinvestment of dividends	867,849	5,727,800	228,489	1,910,165
Redeemed	(804,346)	(6,381,253)	(509,472)	(4,537,831)

Net increase (decrease)	535,770	$3,117,335	217,783	$1,842,345

Fundamental Growth Fund Service Class
Sold	172,913	$1,335,468	125,639	$1,111,513
Issued as reinvestment of dividends	280,888	1,806,108	78,613	643,847
Redeemed	(203,230)	(1,584,484)	(249,087)	(2,130,962)

Net increase (decrease)	250,571	$1,557,092	(44,835)	$(375,602)

Fundamental Growth Fund Administrative Class
Sold	438,322	$3,304,256	218,561	$1,850,591
Issued as reinvestment of dividends	387,729	2,415,549	103,998	830,947
Redeemed	(251,462)	(1,810,175)	(355,685)	(3,089,078)

Net increase (decrease)	574,589	$3,909,630	(33,126)	$(407,540)

Fundamental Growth Fund Class A
Sold	213,865	$1,490,234	383,245	$3,132,181
Issued as reinvestment of dividends	544,322	3,200,614	155,351	1,186,880
Redeemed	(768,837)	(5,654,289)	(454,656)	(3,694,993)

Net increase (decrease)	(10,650)	$(963,441)	83,940	$624,068

Fundamental Growth Fund Class R4
Sold	33,222	$236,631	124,590	$1,007,251
Issued as reinvestment of dividends	93,125	540,125	27,471	207,679
Redeemed	(264,950)	(1,746,233)	(219,393)	(1,796,596)

Net increase (decrease)	(138,603)	$(969,477)	(67,332)	$(581,666)

Fundamental Growth Fund Class R3
Sold	149,242	$902,211	86,901	$674,934
Issued as reinvestment of dividends	120,853	647,771	26,383	188,116
Redeemed	(237,264)	(1,531,084)	(33,468)	(260,395)

Net increase (decrease)	32,831	$18,898	79,816	$602,655

Blue Chip Growth Fund Class I
Sold	20,120,565	$437,855,749	27,922,938	$606,060,634
Issued as reinvestment of dividends	5,344,396	102,719,292	2,609,677	53,054,734
Redeemed	(16,761,416)	(366,703,510)	(8,189,323)	(176,665,899)

Net increase (decrease)	8,703,545	$173,871,531	22,343,292	$482,449,469

Blue Chip Growth Fund Class R5
Sold	3,464,828	$75,999,367	3,699,329	$79,403,173
Issued as reinvestment of dividends	1,416,732	27,201,261	979,984	19,903,474
Redeemed	(6,350,192)	(138,238,848)	(5,577,312)	(118,536,052)

Net increase (decrease)	(1,468,632)	$(35,038,220)	(897,999)	$(19,229,405)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Service Class
Sold	860,467	$19,184,637	1,387,212	$29,669,612
Issued as reinvestment of dividends	325,475	6,197,046	297,266	5,983,959
Redeemed	(1,432,997)	(31,181,500)	(3,194,111)	(69,544,504)

Net increase (decrease)	(247,055)	$(5,799,817)	(1,509,633)	$(33,890,933)

Blue Chip Growth Fund Administrative Class
Sold	2,195,385	$47,310,357	2,979,186	$62,549,323
Issued as reinvestment of dividends	886,207	16,625,240	566,933	11,264,966
Redeemed	(2,815,023)	(60,297,086)	(3,025,323)	(63,681,549)

Net increase (decrease)	266,569	$3,638,511	520,796	$10,132,740

Blue Chip Growth Fund Class A
Sold	1,653,800	$34,076,522	2,446,448	$50,653,746
Issued as reinvestment of dividends	584,097	10,484,536	337,118	6,428,841
Redeemed	(2,735,931)	(55,700,237)	(2,445,100)	(48,591,089)

Net increase (decrease)	(498,034)	$(11,139,179)	338,466	$8,491,498

Blue Chip Growth Fund Class R4
Sold	1,131,356	$22,931,648	2,014,709	$40,412,074
Issued as reinvestment of dividends	356,162	6,375,294	183,950	3,498,721
Redeemed	(1,388,803)	(28,328,753)	(870,234)	(17,627,438)

Net increase (decrease)	98,715	$978,189	1,328,425	$26,283,357

Blue Chip Growth Fund Class R3
Sold	961,661	$18,198,359	1,116,021	$20,979,169
Issued as reinvestment of dividends	217,503	3,632,300	109,308	1,952,233
Redeemed	(1,033,239)	(19,462,628)	(596,870)	(11,502,582)

Net increase (decrease)	145,925	$2,368,031	628,459	$11,428,820

Growth Opportunities Fund Class I
Sold	4,727,649	$46,549,167	4,491,570	$54,645,374
Issued as reinvestment of dividends	8,972,720	76,357,844	4,173,840	45,787,023
Redeemed	(26,787,530)	(270,109,096)	(10,712,581)	(131,532,284)

Net increase (decrease)	(13,087,161)	$(147,202,085)	(2,047,171)	$(31,099,887)

Growth Opportunities Fund Class R5
Sold	1,719,230	$17,847,569	2,837,783	$34,012,454
Issued as reinvestment of dividends	3,600,399	30,171,346	1,927,725	20,915,820
Redeemed	(4,390,156)	(42,115,991)	(8,656,231)	(102,814,178)

Net increase (decrease)	929,473	$5,902,924	(3,890,723)	$(47,885,904)

Growth Opportunities Fund Service Class
Sold	2,094,944	$17,966,463	799,010	$9,349,867
Issued as reinvestment of dividends	1,678,129	13,542,503	920,083	9,706,876
Redeemed	(1,574,323)	(15,819,204)	(2,744,118)	(31,876,735)

Net increase (decrease)	2,198,750	$15,689,762	(1,025,025)	$(12,819,992)

Growth Opportunities Fund Administrative Class
Sold	973,514	$9,031,349	765,213	$8,588,092
Issued as reinvestment of dividends	1,489,497	11,409,550	954,399	9,696,696
Redeemed	(1,798,663)	(17,062,311)	(5,073,783)	(56,798,424)

Net increase (decrease)	664,348	$3,378,588	(3,354,171)	$(38,513,636)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
Growth Opportunities Fund Class A
Sold	282,511	$2,394,294	668,341	$6,930,642
Issued as reinvestment of dividends	1,594,182	10,999,852	1,042,788	9,843,919
Redeemed	(1,834,271)	(15,638,953)	(4,604,697)	(48,205,597)

Net increase (decrease)	42,422	$(2,244,807)	(2,893,568)	$(31,431,036)

Growth Opportunities Fund Class R4
Sold	485,721	$4,221,113	976,355	$10,349,052
Issued as reinvestment of dividends	536,219	3,732,083	209,731	1,990,343
Redeemed	(1,334,831)	(11,495,660)	(568,761)	(6,014,784)

Net increase (decrease)	(312,891)	$(3,542,464)	617,325	$6,324,611

Growth Opportunities Fund Class R3
Sold	52,441	$355,497	24,659	$233,639
Issued as reinvestment of dividends	38,203	234,569	16,201	140,948
Redeemed	(58,142)	(457,602)	(52,547)	(508,073)

Net increase (decrease)	32,502	$132,464	(11,687)	$(133,486)

Mid-Cap Value Fund Class I
Sold	1,945,607	$23,014,843	1,662,015	$23,443,883
Issued as reinvestment of dividends	1,090,387	11,503,586	862,732	11,655,504
Redeemed	(1,991,844)	(23,399,140)	(1,432,343)	(20,720,531)

Net increase (decrease)	1,044,150	$11,119,289	1,092,404	$14,378,856

Mid-Cap Value Fund Class R5
Sold	45,600	$583,696	125,775	$1,765,699
Issued as reinvestment of dividends	14,885	158,819	80,283	1,093,454
Redeemed	(21,440)	(259,078)	(615,912)	(8,681,086)

Net increase (decrease)	39,045	$483,437	(409,854)	$(5,821,933)

Mid-Cap Value Fund Service Class
Sold	1,014	$11,944	30,572	$435,835
Issued as reinvestment of dividends	2,935	31,115	22,609	307,031
Redeemed	(4,756)	(58,726)	(166,214)	(2,294,463)

Net increase (decrease)	(807)	$(15,667)	(113,033)	$(1,551,597)

Mid-Cap Value Fund Administrative Class
Sold	5,515	$66,815	10,871	$152,547
Issued as reinvestment of dividends	9,647	104,376	8,501	117,314
Redeemed	(7,203)	(89,945)	(9,886)	(143,858)

Net increase (decrease)	7,959	$81,246	9,486	$126,003

Mid-Cap Value Fund Class A
Sold	101,575	$1,218,321	52,077	$720,703
Issued as reinvestment of dividends	23,871	253,992	22,442	304,984
Redeemed	(76,895)	(949,066)	(42,655)	(606,188)

Net increase (decrease)	48,551	$523,247	31,864	$419,499

Mid-Cap Value Fund Class R4
Sold	62,837	$818,137	14,612	$199,287
Issued as reinvestment of dividends	9,964	104,519	320	4,319
Redeemed	(9,445)	(110,959)	(1,592)	(22,457)

Net increase (decrease)	63,356	$811,697	13,340	$181,149

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
Mid-Cap Value Fund Class R3
Sold	11,335	$135,286	6,751	$92,870
Issued as reinvestment of dividends	4,619	48,457	3,721	50,014
Redeemed	(2,480)	(30,141)	(5,036)	(70,522)

Net increase (decrease)	13,474	$153,602	5,436	$72,362

Small Cap Value Equity Fund Class I
Sold	2,378,615	$27,063,398	1,073,053	$18,964,284
Issued as reinvestment of dividends	1,308,313	12,834,546	760,149	12,580,472
Redeemed	(2,233,910)	(26,110,628)	(5,268,661)	(86,522,657)

Net increase (decrease)	1,453,018	$13,787,316	(3,435,459)	$(54,977,901)

Small Cap Value Equity Fund Class R5
Sold	467,994	$5,342,829	377,439	$6,540,149
Issued as reinvestment of dividends	1,153,330	11,337,239	303,131	5,022,873
Redeemed	(2,470,021)	(25,867,486)	(758,609)	(13,333,897)

Net increase (decrease)	(848,697)	$(9,187,418)	(78,039)	$(1,770,875)

Small Cap Value Equity Fund Service Class
Sold	51,953	$616,718	70,253	$1,232,101
Issued as reinvestment of dividends	133,804	1,323,324	60,094	998,169
Redeemed	(83,070)	(1,166,130)	(305,988)	(5,359,984)

Net increase (decrease)	102,687	$773,912	(175,641)	$(3,129,714)

Small Cap Value Equity Fund Administrative Class
Sold	36,730	$413,940	27,568	$478,320
Issued as reinvestment of dividends	137,435	1,349,611	35,949	594,964
Redeemed	(169,471)	(1,876,188)	(276,558)	(5,106,308)

Net increase (decrease)	4,694	$(112,637)	(213,041)	$(4,033,024)

Small Cap Value Equity Fund Class A
Sold	187,524	$2,414,070	163,252	$2,904,455
Issued as reinvestment of dividends	332,515	3,228,716	77,999	1,283,851
Redeemed	(442,523)	(4,925,205)	(178,603)	(3,070,935)

Net increase (decrease)	77,516	$717,581	62,648	$1,117,371

Small Cap Value Equity Fund Class R4
Sold	229,789	$2,518,800	112,167	$1,980,617
Issued as reinvestment of dividends	87,434	841,985	23,137	378,288
Redeemed	(111,623)	(1,275,286)	(87,003)	(1,471,085)

Net increase (decrease)	205,600	$2,085,499	48,301	$887,820

Small Cap Value Equity Fund Class R3
Sold	21,902	$245,409	22,608	$391,957
Issued as reinvestment of dividends	41,761	400,490	8,675	141,745
Redeemed	(71,603)	(794,665)	(12,654)	(214,374)

Net increase (decrease)	(7,940)	$(148,766)	18,629	$319,328

Small Company Value Fund Class I
Sold	1,398,393	$12,943,322	1,251,950	$14,908,407
Issued as reinvestment of dividends	1,652,823	13,734,961	1,734,091	19,733,950
Redeemed	(1,285,919)	(12,178,157)	(2,737,609)	(33,011,415)

Net increase (decrease)	1,765,297	$14,500,126	248,432	$1,630,942

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
Small Company Value Fund Class R5
Sold	1,884,740	$17,378,409	295,412	$3,551,757
Issued as reinvestment of dividends	1,160,945	9,717,110	1,261,263	14,441,452
Redeemed	(762,859)	(7,270,219)	(1,714,042)	(20,675,009)

Net increase (decrease)	2,282,826	$19,825,300	(157,367)	$(2,681,800)

Small Company Value Fund Service Class
Sold	96,178	$900,268	113,719	$1,346,727
Issued as reinvestment of dividends	125,400	1,044,582	174,467	1,987,189
Redeemed	(199,547)	(1,948,132)	(521,843)	(6,305,840)

Net increase (decrease)	22,031	$(3,282)	(233,657)	$(2,971,924)

Small Company Value Fund Administrative Class
Sold	125,580	$1,148,139	110,180	$1,289,026
Issued as reinvestment of dividends	232,190	1,890,022	234,373	2,620,296
Redeemed	(318,316)	(2,878,806)	(253,709)	(2,937,348)

Net increase (decrease)	39,454	$159,355	90,844	$971,974

Small Company Value Fund Class A
Sold	202,547	$1,774,108	136,050	$1,563,495
Issued as reinvestment of dividends	353,245	2,762,377	388,430	4,202,821
Redeemed	(466,722)	(4,213,426)	(492,967)	(5,460,752)

Net increase (decrease)	89,070	$323,059	31,513	$305,564

Small Company Value Fund Class R4
Sold	3,894	$33,662	16,687	$189,084
Issued as reinvestment of dividends	10,400	80,185	7,658	81,786
Redeemed	(9,695)	(86,455)	(6,679)	(75,938)

Net increase (decrease)	4,599	$27,392	17,666	$194,932

Small Company Value Fund Class R3
Sold	23,453	$194,684	40,078	$414,584
Issued as reinvestment of dividends	10,406	74,193	3,750	37,646
Redeemed	(19,683)	(154,506)	(19,182)	(200,776)

Net increase (decrease)	14,176	$114,371	24,646	$251,454

S&P Mid Cap Index Fund Class I
Sold	2,474,940	$32,652,821	1,710,520	$25,510,991
Issued as reinvestment of dividends	361,061	4,293,020	245,010	3,457,088
Redeemed	(1,114,159)	(15,035,481)	(1,121,485)	(16,348,171)

Net increase (decrease)	1,721,842	$21,910,360	834,045	$12,619,908

S&P Mid Cap Index Fund Class R5
Sold	1,495,280	$19,691,738	520,837	$7,617,125
Issued as reinvestment of dividends	112,801	1,337,826	118,866	1,672,445
Redeemed	(706,857)	(9,044,335)	(992,110)	(14,782,561)

Net increase (decrease)	901,224	$11,985,229	(352,407)	$(5,492,991)

S&P Mid Cap Index Fund Service Class
Sold	315,675	$4,111,233	506,916	$7,295,262
Issued as reinvestment of dividends	139,718	1,650,071	119,862	1,680,468
Redeemed	(684,608)	(9,129,359)	(657,849)	(9,592,868)

Net increase (decrease)	(229,215)	$(3,368,055)	(31,071)	$(617,138)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
S&P Mid Cap Index Fund Administrative Class
Sold	768,706	$10,364,039	750,740	$10,902,591
Issued as reinvestment of dividends	339,249	4,009,925	282,401	3,959,269
Redeemed	(1,507,027)	(19,901,787)	(965,946)	(14,039,300)

Net increase (decrease)	(399,072)	$(5,527,823)	67,195	$822,560

S&P Mid Cap Index Fund Class A
Sold	783,216	$10,436,417	675,460	$9,825,989
Issued as reinvestment of dividends	171,271	2,022,709	156,776	2,196,437
Redeemed	(751,098)	(10,003,486)	(730,629)	(10,469,166)

Net increase (decrease)	203,389	$2,455,640	101,607	$1,553,260

S&P Mid Cap Index Fund Class R4
Sold	1,042,070	$13,729,082	1,298,679	$18,792,675
Issued as reinvestment of dividends	676,847	7,946,180	588,811	8,202,143
Redeemed	(2,743,741)	(36,368,468)	(2,001,785)	(28,933,451)

Net increase (decrease)	(1,024,824)	$(14,693,206)	(114,295)	$(1,938,633)

S&P Mid Cap Index Fund Class R3
Sold	1,206,282	$15,693,928	1,253,294	$18,025,878
Issued as reinvestment of dividends	725,807	8,491,936	639,505	8,882,727
Redeemed	(2,726,508)	(35,712,446)	(1,872,554)	(26,802,112)

Net increase (decrease)	(794,419)	$(11,526,582)	20,245	$106,493

Russell 2000 Small Cap Index Fund Class I
Sold	2,071,938	$25,558,462	1,693,358	$24,058,494
Issued as reinvestment of dividends	440,962	4,859,403	406,889	5,350,588
Redeemed	(1,102,532)	(13,545,427)	(977,194)	(13,516,985)

Net increase (decrease)	1,410,368	$16,872,438	1,123,053	$15,892,097

Russell 2000 Small Cap Index Fund Class R5
Sold	473,631	$5,760,788	552,029	$7,861,714
Issued as reinvestment of dividends	111,344	1,227,006	125,824	1,654,589
Redeemed	(839,484)	(10,461,374)	(326,142)	(4,526,850)

Net increase (decrease)	(254,509)	$(3,473,580)	351,711	$4,989,453

Russell 2000 Small Cap Index Fund Service Class
Sold	333,113	$3,925,612	458,534	$6,330,665
Issued as reinvestment of dividends	93,930	1,027,598	142,175	1,855,393
Redeemed	(1,011,383)	(12,562,753)	(659,438)	(9,195,016)

Net increase (decrease)	(584,340)	$(7,609,543)	(58,729)	$(1,008,958)

Russell 2000 Small Cap Index Fund Administrative Class
Sold	1,372,351	$16,841,132	814,282	$11,264,602
Issued as reinvestment of dividends	315,607	3,462,205	384,273	5,030,138
Redeemed	(1,262,009)	(15,306,734)	(1,242,969)	(17,333,317)

Net increase (decrease)	425,949	$4,996,603	(44,414)	$(1,038,577)

Russell 2000 Small Cap Index Fund Class A
Sold	492,327	$6,014,638	565,101	$7,913,589
Issued as reinvestment of dividends	161,024	1,758,380	175,995	2,293,220
Redeemed	(739,494)	(9,099,099)	(391,362)	(5,428,302)

Net increase (decrease)	(86,143)	$(1,326,081)	349,734	$4,778,507

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
Russell 2000 Small Cap Index Fund Class R4
Sold	1,189,568	$14,159,392	1,437,265	$19,759,601
Issued as reinvestment of dividends	428,619	4,654,800	477,348	6,191,199
Redeemed	(1,809,012)	(21,953,896)	(1,278,286)	(17,553,421)

Net increase (decrease)	(190,825)	$(3,139,704)	636,327	$8,397,379

Russell 2000 Small Cap Index Fund Class R3
Sold	810,412	$9,735,585	1,078,966	$14,915,556
Issued as reinvestment of dividends	384,302	4,158,146	436,960	5,645,520
Redeemed	(1,455,406)	(17,722,915)	(770,173)	(10,593,935)

Net increase (decrease)	(260,692)	$(3,829,184)	745,753	$9,967,141

Mid Cap Growth Fund Class I
Sold	48,309,809	$1,057,593,667	106,045,996	$2,386,925,707
Issued as reinvestment of dividends	22,611,204	430,517,322	9,620,907	206,368,454
Redeemed	(42,622,650)	(942,411,286)	(29,422,303)	(667,688,595)

Net increase (decrease)	28,298,363	$545,699,703	86,244,600	$1,925,605,566

Mid Cap Growth Fund Class R5
Sold	11,799,308	$259,087,615	19,294,876	$433,882,970
Issued as reinvestment of dividends	6,342,925	119,564,131	3,523,301	74,905,380
Redeemed	(15,282,524)	(334,060,635)	(12,903,655)	(289,631,011)

Net increase (decrease)	2,859,709	$44,591,111	9,914,522	$219,157,339

Mid Cap Growth Fund Service Class
Sold	2,704,076	$58,013,252	8,574,105	$188,578,981
Issued as reinvestment of dividends	1,781,398	32,706,464	833,157	17,313,004
Redeemed	(5,264,743)	(113,466,899)	(3,878,551)	(84,403,023)

Net increase (decrease)	(779,269)	$(22,747,183)	5,528,711	$121,488,962

Mid Cap Growth Fund Administrative Class
Sold	1,297,301	$26,753,541	1,986,778	$41,170,330
Issued as reinvestment of dividends	1,593,776	27,875,145	1,151,989	22,936,108
Redeemed	(4,441,398)	(91,601,576)	(4,595,679)	(96,216,789)

Net increase (decrease)	(1,550,321)	$(36,972,890)	(1,456,912)	$(32,110,351)

Mid Cap Growth Fund Class A
Sold	1,272,860	$24,177,566	1,453,738	$28,270,597
Issued as reinvestment of dividends	1,467,530	23,553,860	1,026,344	18,966,835
Redeemed	(4,358,596)	(81,640,233)	(3,667,719)	(71,670,557)

Net increase (decrease)	(1,618,206)	$(33,908,807)	(1,187,637)	$(24,433,125)

Mid Cap Growth Fund Class R4
Sold	2,749,878	$52,170,375	6,240,281	$121,634,163
Issued as reinvestment of dividends	1,271,897	20,553,850	529,521	9,838,503
Redeemed	(3,797,243)	(71,740,786)	(2,285,592)	(44,855,462)

Net increase (decrease)	224,532	$983,439	4,484,210	$86,617,204

Mid Cap Growth Fund Class R3
Sold	428,551	$7,314,380	754,458	$13,620,552
Issued as reinvestment of dividends	236,934	3,485,296	135,936	2,328,583
Redeemed	(691,174)	(11,782,894)	(582,682)	(10,570,267)

Net increase (decrease)	(25,689)	$(983,218)	307,712	$5,378,868

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Class I
Sold	2,812,583	$42,624,811	2,924,362	$51,116,072
Issued as reinvestment of dividends	4,305,827	53,822,840	1,069,025	16,698,170
Redeemed	(9,706,385)	(146,870,762)	(3,278,606)	(56,795,183)

Net increase (decrease)	(2,587,975)	$(50,423,111)	714,781	$11,019,059

Small Cap Growth Equity Fund Class R5
Sold	1,093,405	$16,831,930	1,228,567	$21,315,910
Issued as reinvestment of dividends	1,666,669	20,516,696	406,496	6,280,358
Redeemed	(1,791,360)	(27,109,343)	(1,749,607)	(29,514,961)

Net increase (decrease)	968,714	$10,239,283	(114,544)	$(1,918,693)

Small Cap Growth Equity Fund Service Class
Sold	728,699	$10,098,422	646,662	$10,375,604
Issued as reinvestment of dividends	408,687	4,720,329	132,269	1,941,712
Redeemed	(598,963)	(8,609,337)	(1,172,346)	(18,650,379)

Net increase (decrease)	538,423	$6,209,414	(393,415)	$(6,333,063)

Small Cap Growth Equity Fund Administrative Class
Sold	453,290	$5,939,526	381,883	$5,886,187
Issued as reinvestment of dividends	509,687	5,468,942	134,214	1,858,860
Redeemed	(910,471)	(11,565,422)	(559,398)	(8,416,186)

Net increase (decrease)	52,506	$(156,954)	(43,301)	$(671,139)

Small Cap Growth Equity Fund Class A
Sold	905,145	$10,671,629	683,664	$9,487,262
Issued as reinvestment of dividends	836,159	7,809,728	182,225	2,268,704
Redeemed	(1,640,833)	(18,583,430)	(749,897)	(10,059,974)

Net increase (decrease)	100,471	$(102,073)	115,992	$1,695,992

Small Cap Growth Equity Fund Class R4
Sold	239,275	$2,797,544	757,946	$10,009,304
Issued as reinvestment of dividends	267,596	2,518,076	65,303	817,599
Redeemed	(306,010)	(3,430,817)	(303,412)	(4,212,384)

Net increase (decrease)	200,861	$1,884,803	519,837	$6,614,519

Small Cap Growth Equity Fund Class R3
Sold	102,157	$1,049,741	75,692	$933,710
Issued as reinvestment of dividends	70,771	568,996	16,040	178,364
Redeemed	(88,254)	(884,972)	(89,552)	(1,091,755)

Net increase (decrease)	84,674	$733,765	2,180	$20,319

MSCI EAFE International Index Fund Class I
Sold	1,858,350	$21,930,444	1,818,207	$24,467,405
Issued as reinvestment of dividends	179,709	1,978,597	139,700	1,825,880
Redeemed	(1,008,871)	(12,129,111)	(1,317,110)	(17,319,265)

Net increase (decrease)	1,029,188	$11,779,930	640,797	$8,974,020

MSCI EAFE International Index Fund Class R5
Sold	1,246,275	$14,886,208	386,722	$5,132,620
Issued as reinvestment of dividends	51,435	566,304	45,672	596,929
Redeemed	(469,118)	(5,280,547)	(469,624)	(6,257,656)

Net increase (decrease)	828,592	$10,171,965	(37,230)	$(528,107)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MSCI EAFE International Index Fund Service Class
Sold	234,420	$2,766,171	1,339,076	$17,542,339
Issued as reinvestment of dividends	99,609	1,092,714	86,725	1,130,032
Redeemed	(2,147,939)	(25,573,583)	(1,230,367)	(16,439,630)

Net increase (decrease)	(1,813,910)	$(21,714,698)	195,434	$2,232,741

MSCI EAFE International Index Fund Administrative Class
Sold	926,255	$11,150,706	788,028	$10,421,313
Issued as reinvestment of dividends	137,635	1,509,852	143,341	1,866,307
Redeemed	(715,819)	(8,428,749)	(1,254,108)	(16,536,019)

Net increase (decrease)	348,071	$4,231,809	(322,739)	$(4,248,399)

MSCI EAFE International Index Fund Class A
Sold	533,883	$6,317,776	493,666	$6,494,986
Issued as reinvestment of dividends	75,914	831,254	59,018	767,230
Redeemed	(370,733)	(4,397,854)	(206,788)	(2,721,005)

Net increase (decrease)	239,064	$2,751,176	345,896	$4,541,211

MSCI EAFE International Index Fund Class R4
Sold	923,407	$10,969,746	1,090,490	$14,317,114
Issued as reinvestment of dividends	177,254	1,930,293	141,092	1,824,319
Redeemed	(1,429,114)	(17,017,857)	(888,262)	(11,675,852)

Net increase (decrease)	(328,453)	$(4,117,818)	343,320	$4,465,581

MSCI EAFE International Index Fund Class R3
Sold	591,425	$6,917,634	929,017	$12,097,047
Issued as reinvestment of dividends	152,169	1,654,082	126,420	1,630,816
Redeemed	(910,821)	(10,764,134)	(623,004)	(8,147,488)

Net increase (decrease)	(167,227)	$(2,192,418)	432,433	$5,580,375

Overseas Fund Class I
Sold	14,609,132	$120,038,774	16,382,807	$157,236,666
Issued as reinvestment of dividends	4,898,796	35,516,273	626,088	5,991,661
Redeemed	(16,203,816)	(130,239,124)	(11,717,665)	(113,037,203)

Net increase (decrease)	3,304,112	$25,315,923	5,291,230	$50,191,124

Overseas Fund Class R5
Sold	1,459,284	$12,060,545	1,228,420	$12,000,606
Issued as reinvestment of dividends	1,669,379	12,169,771	298,765	2,868,140
Redeemed	(2,820,212)	(23,406,690)	(3,242,082)	(31,461,927)

Net increase (decrease)	308,451	$823,626	(1,714,897)	$(16,593,181)

Overseas Fund Service Class
Sold	649,470	$5,243,843	447,238	$4,351,186
Issued as reinvestment of dividends	516,809	3,746,863	84,945	811,229
Redeemed	(952,999)	(7,822,046)	(1,085,548)	(10,471,888)

Net increase (decrease)	213,280	$1,168,660	(553,365)	$(5,309,473)

Overseas Fund Administrative Class
Sold	427,042	$3,527,754	364,866	$3,567,637
Issued as reinvestment of dividends	378,883	2,773,420	67,313	648,222
Redeemed	(1,537,146)	(12,558,385)	(1,335,957)	(13,039,971)

Net increase (decrease)	(731,221)	$(6,257,211)	(903,778)	$(8,824,112)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
Overseas Fund Class A
Sold	351,246	$2,818,127	686,351	$6,517,882
Issued as reinvestment of dividends	480,193	3,438,187	76,040	717,822
Redeemed	(1,682,419)	(13,735,511)	(1,525,836)	(14,407,042)

Net increase (decrease)	(850,980)	$(7,479,197)	(763,445)	$(7,171,338)

Overseas Fund Class R4
Sold	650,327	$5,086,326	806,851	$7,554,391
Issued as reinvestment of dividends	189,387	1,327,602	19,598	181,675
Redeemed	(405,833)	(3,180,421)	(245,040)	(2,301,816)

Net increase (decrease)	433,881	$3,233,507	581,409	$5,434,250

Overseas Fund Class R3
Sold	127,320	$987,475	183,133	$1,755,399
Issued as reinvestment of dividends	53,631	380,242	4,616	43,251
Redeemed	(194,368)	(1,565,065)	(106,215)	(1,001,213)

Net increase (decrease)	(13,417)	$(197,348)	81,534	$797,437

MM Select T. Rowe Price International Equity Fund Class I*
Sold	46,463,148	$421,225,038	88,866,991	$903,964,611
Issued as reinvestment of dividends	- **	3	-	-
Redeemed	(9,486,051)	(86,806,694)	(5,442,488)	(53,597,535)

Net increase (decrease)	36,977,097	$334,418,347	83,424,503	$850,367,076

*	Fund commenced operations on February 9, 2018.
**	Less than 0.5 shares

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained $45 for the Fundamental Value Fund during the year ended September 30, 2019.

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2019, were waived for any redemptions subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2019, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$921,594,478	$23,957,217	$(2,862,024)	$21,095,193
Strategic Bond Fund	733,142,805	38,093,780	(8,657,897)	29,435,883
Diversified Value Fund	342,194,841	35,358,728	(16,310,216)	19,048,512
Fundamental Value Fund	661,043,394	70,445,169	(21,185,045)	49,260,124
S&P 500 Index Fund	1,985,003,539	1,409,717,349	(90,481,025)	1,319,236,324
Equity Opportunities Fund	536,529,581	109,983,417	(8,924,781)	101,058,636

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Fundamental Growth Fund	$122,517,435	$18,619,529	$(688,994)	$17,930,535
Blue Chip Growth Fund	2,187,389,479	1,016,496,817	(46,150,805)	970,346,012
Growth Opportunities Fund	358,416,034	129,362,513	(13,639,447)	115,723,066
Mid-Cap Value Fund	94,878,235	7,877,064	(3,306,271)	4,570,793
Small Cap Value Equity Fund	81,963,831	11,538,805	(5,353,274)	6,185,531
Small Company Value Fund	211,749,351	9,437,999	(8,820,699)	617,300
S&P Mid Cap Index Fund	432,681,286	83,622,253	(39,949,859)	43,672,394
Russell 2000 Small Cap Index Fund	301,128,693	46,968,316	(40,992,751)	5,975,565
Mid Cap Growth Fund	7,281,475,779	1,731,282,176	(304,939,371)	1,426,342,805
Small Cap Growth Equity Fund	472,847,963	72,809,852	(21,275,770)	51,534,082
MSCI EAFE International Index Fund	222,028,139	25,246,376	(19,921,904)	5,324,472
Overseas Fund	582,013,968	54,495,005	(57,261,532)	(2,766,527)
MM Select T. Rowe Price International Equity Fund	1,181,737,786	66,878,762	(118,459,722)	(51,580,960)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2019, for federal income tax purposes, there were no unused capital losses.

At September 30, 2019, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Total Return Bond Fund	$457,470	$6,655,359
Mid-Cap Value Fund	159,993	1,196,526
MM Select T. Rowe Price International Equity Fund	1,215,088	-

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2019, post-October capital losses:

	Post-October Loss	Post October Currency Loss
MM Select T. Rowe Price International Equity Fund	$21,850,103	$-

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2019, late year ordinary losses:

Amount
Small Cap Growth Equity Fund	$928,429

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
Total Return Bond Fund	$24,005,252	$-
Strategic Bond Fund	16,531,126	-
Diversified Value Fund	8,107,115	51,132,228
Fundamental Value Fund	38,539,562	92,443,331
S&P 500 Index Fund	53,817,372	416,450,380
Equity Opportunities Fund	21,454,090	38,166,084
Fundamental Growth Fund	728,938	25,716,971
Blue Chip Growth Fund	6,807,061	166,446,913
Growth Opportunities Fund	-	146,448,375
Mid-Cap Value Fund	4,989,486	7,239,678
Small Cap Value Equity Fund	1,437,014	29,878,899
Small Company Value Fund	7,448,487	21,866,406
S&P Mid Cap Index Fund	8,683,329	21,068,338
Russell 2000 Small Cap Index Fund	5,201,838	15,945,702
Mid Cap Growth Fund	72,958,205	597,430,565
Small Cap Growth Equity Fund	13,279,054	82,148,016
MSCI EAFE International Index Fund	5,501,001	4,062,095
Overseas Fund	13,288,318	46,064,137
MM Select T. Rowe Price International Equity Fund	14,075,026	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain
Total Return Bond Fund	$22,716,659	$-
Strategic Bond Fund	11,102,500	-
Diversified Value Fund	7,580,026	64,296,394
Fundamental Value Fund	25,437,490	167,889,366
S&P 500 Index Fund	63,804,724	566,868,546
Equity Opportunities Fund	75,822,779	135,575,442
Fundamental Growth Fund	1,662,079	8,920,434
Blue Chip Growth Fund	7,490,870	94,596,080
Growth Opportunities Fund	-	98,081,992
Mid-Cap Value Fund	7,730,200	5,817,778
Small Cap Value Equity Fund	1,238,240	19,762,122
Small Company Value Fund	9,149,989	33,972,407
S&P Mid Cap Index Fund	7,711,969	22,338,608
Russell 2000 Small Cap Index Fund	7,956,792	20,063,855
Mid Cap Growth Fund	28,672,714	327,996,580
Small Cap Growth Equity Fund	-	30,043,778
MSCI EAFE International Index Fund	7,487,741	2,153,772
Overseas Fund	11,262,015	-
MM Select T. Rowe Price International Equity Fund	-	-

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2019:

Amount
MSCI EAFE International Index Fund	$481,661
Overseas Fund	1,251,642
MM Select T. Rowe Price International Equity Fund	2,478,875

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2019, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$18,777,287	$(7,112,829)	$(169,053)	$20,965,082
Strategic Bond Fund	24,960,304	1,361,362	(49,051)	22,457,466
Diversified Value Fund	6,266,053	17,362,489	(158,798)	19,047,756
Fundamental Value Fund	12,850,274	124,000,005	(208,257)	49,255,315
S&P 500 Index Fund	49,203,009	132,111,320	(472,811)	1,319,236,324
Equity Opportunities Fund	7,054,263	40,312,043	(127,251)	101,060,536
Fundamental Growth Fund	-	19,466,434	(17,205)	17,930,535
Blue Chip Growth Fund	-	156,354,368	(229,666)	970,346,037
Growth Opportunities Fund	1,881,376	136,871,830	(110,762)	115,723,066
Mid-Cap Value Fund	966,442	(1,356,519)	(21,567)	4,570,793
Small Cap Value Equity Fund	140,090	7,982,062	(22,982)	6,185,531
Small Company Value Fund	1,174,409	9,023,566	(74,229)	617,300
S&P Mid Cap Index Fund	3,153,159	9,408,006	(42,135)	43,672,394
Russell 2000 Small Cap Index Fund	3,825,107	12,639,262	(24,896)	5,975,565
Mid Cap Growth Fund	31,135	440,394,322	(459,796)	1,426,342,805
Small Cap Growth Equity Fund	-	56,737,648	(1,044,794)	51,534,088
MSCI EAFE International Index Fund	5,822,193	1,002,580	(29,383)	5,322,051
Overseas Fund	14,570,120	9,297,639	(101,813)	(3,070,194)
MM Select T. Rowe Price International Equity Fund	25,888,746	(1,215,088)	(21,871,815)	(51,646,765)

During the year ended September 30, 2019, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Total Return Bond Fund	$356	$(843,906)	$843,550
Strategic Bond Fund	94	(184,575)	184,481
Diversified Value Fund	27,498	18,501	(45,999)
Fundamental Value Fund	441	408,459	(408,900)
S&P 500 Index Fund	978	(10,912,661)	10,911,683
Equity Opportunities Fund	267	1,022	(1,289)

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Fundamental Growth Fund	$35	$(71,153)	$71,118
Blue Chip Growth Fund	442	(3,968,409)	3,967,967
Growth Opportunities Fund	233	(2,287,741)	2,287,508
Mid-Cap Value Fund	(158)	356,347	(356,189)
Small Cap Value Equity Fund	50	161,713	(161,763)
Small Company Value Fund	115,102	(147,876)	32,774
S&P Mid Cap Index Fund	62	907	(969)
Russell 2000 Small Cap Index Fund	48	(572,291)	572,243
Mid Cap Growth Fund	845	1,282,409	(1,283,254)
Small Cap Growth Equity Fund	(118,756)	221,118	(102,362)
MSCI EAFE International Index Fund	57	227,707	(227,764)
Overseas Fund	238	(495,648)	495,410
MM Select T. Rowe Price International Equity Fund	19	180,643	(180,662)

The Funds did not have any unrecognized tax benefits at September 30, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2019, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Acquisition of MassMutual Select Large Cap Value Fund

Effective January 29, 2018, the MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”) reorganized into the Diversified Value Fund. Under the terms of the Agreement and Plan of Reorganization, the Large Cap Value Fund’s assets and liabilities were transferred to the Diversified Value Fund in return for shares of the Diversified Value Fund. The acquisition was accomplished by a tax-free exchange of 8,731,749 Class I shares, 10,580,265 Class R5 shares, 309,967 Service Class shares, 1,663,638 Administrative Class shares, 2,986,826 Class A shares, 74,728 Class R4 shares, and 7,207 Class R3 shares of the Large Cap Value Fund, valued at $207,740,451 in total, for 5,418,748 Class I shares, 6,568,499 Class R5 shares, 193,597 Service Class shares, 1,023,209 Administrative Class shares, 1,848,961 Class A shares, 46,275 Class R4 shares, and 4,375 Class R3 shares of the Diversified Value Fund. The investment portfolio of the Large Cap Value Fund, with a value of $200,826,438 in investments and a cost basis of $150,926,113 at January 26, 2018, was the principal asset acquired by the Diversified Value Fund. For financial reporting purposes, assets received and shares issued by the Diversified Value Fund were recorded at fair value; however, the cost basis of the investments received from the Large Cap Value Fund was carried forward to align ongoing reporting of the Diversified Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for federal income tax purposes. Immediately prior to the acquisition, the Diversified Value Fund’s net assets were $268,324,843.

Notes to Financial Statements (Continued)

9.	New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of ASU 2018-13 and has early adopted the disclosure requirements and the impact, if any, is reflected within the Funds’ financial statements.

10.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, are approximately $1,621,800 and $1,186,430, respectively, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund, were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Fund, MassMutual Select Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Select Overseas Fund, and MassMutual Select T. Rowe Price International Equity Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the period from January 1, 2015 through September 30, 2015, and the year ended December 31, 2014 except for the MassMutual Select T. Rowe Price International Equity Fund; the related statement of operations for the year ended September 30, 2019 and the related statement of changes in net asset and financial highlights for the year then ended and the period February 9, 2018 (commencement of operations) to September 30, 2018, for the MassMutual Select T. Rowe Price International Equity Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, except MassMutual Select T. Rowe Price International Equity Fund, as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the period from January 1, 2015 through September 30, 2015, and the year ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MassMutual Select T. Rowe Price International Equity Fund as of September 30, 2019, and the results of its operations for the year then ended, and the changes in net assets and financial highlights for the year then ended and for the period February 9, 2018 (commencement of operations) through September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included

Report of Independent Registered Public Accounting Firm (Continued)

examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2019

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 71	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	109	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 61	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 65	Trustee	Since 2012	Retired.	109	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 72	Chairperson Trustee	Since 2016 Since 2003	Retired.	109	Director (since 2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 68	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	109	Director (since 2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 67	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	111^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 57	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109	Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 74	Trustee	Since 2003	Retired.	111^	Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (since 2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 44	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting (since 2018), Head of Investment Consulting & Strategy (since 2017-2018), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109

Andrew M. Goldberg Age: 53	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (since 2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	109

Renee Hitchcock Age: 48	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (since 2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jill Nareau Robert Age: 47	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (since 2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	109

Douglas Steele Age: 44	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109

Philip S. Wellman Age: 55	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				109

Eric H. Wietsma Age: 53	President Vice President	Since 2008 2006- 2008	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (since 2010-2018), MassMutual; President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group, Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

Trustees and Officers (Unaudited) (Continued)

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2019, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Value Fund	99.23%
Fundamental Value Fund	91.18%
S&P 500 Index Fund	98.87%
Equity Opportunities Fund	67.27%
Fundamental Growth Fund	100.00%
Blue Chip Growth Fund	100.00%
Mid-Cap Value Fund	36.72%
Small Cap Value Equity Fund	95.67%
Small Company Value Fund	26.18%
S&P Mid Cap Index Fund	67.36%
Russell 2000 Small Cap Index Fund	41.86%
Mid Cap Growth Fund	60.16%
Small Cap Growth Equity Fund	16.03%
Overseas Fund	79.74%
MM Select T. Rowe Price International Equity Fund	0.83%

For the year ended September 30, 2019, the following Fund(s) earned the following foreign sources of income:

Amount
MSCI EAFE International Index Fund	$6,788,917
Overseas Fund	16,167,947
MM Select T. Rowe Price International Equity Fund	32,496,431

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2019:

Qualified Dividend Income
Diversified Value Fund	$10,831,221
Fundamental Value Fund	23,010,284
S&P 500 Index Fund	62,400,376
Equity Opportunities Fund	13,695,866
Fundamental Growth Fund	1,362,749
Blue Chip Growth Fund	30,113,879
Growth Opportunities Fund	2,654,430
Mid-Cap Value Fund	2,181,242
Small Cap Value Equity Fund	1,146,066
Small Company Value Fund	2,476,974
S&P Mid Cap Index Fund	5,799,845
Russell 2000 Small Cap Index Fund	2,893,380
Mid Cap Growth Fund	62,291,532
Small Cap Growth Equity Fund	3,051,953
MSCI EAFE International Index Fund	6,241,644
Overseas Fund	15,573,903
MM Select T. Rowe Price International Equity Fund	29,258,826

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

For periods ending on or after March 31, 2019, the Funds filed their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT will be available on the SEC’s EDGAR database on its website at http://www.sec.gov. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in March 2019, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), reviewed and approved a new subadvisory agreement with Invesco Advisers, Inc. (“Invesco Advisers”) for the Small Cap Growth Equity Fund (the “Fund” and the “New Subadvisory Agreement”) due to the expected purchase of the Oppenheimer organization by the Invesco organization. The Trustees discussed with MML Advisers and considered information about, among other things: the nature of the transaction, the familiarity of MML Advisers and the Fund’s Compliance Team with Invesco Advisers, and the general familiarity of the Trustees with Invesco Advisers. The Trustees also considered that the appointment of Invesco Advisers would not result in any change in the investment strategy or portfolio management team of the Fund, or in the fees or expenses of the Fund. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Subadvisory Agreement became effective at the close of business on May 24, 2019.

At their meetings in May and June 2019, the Contract Committee (the “Committee”) and the Trustees, including the Independent Trustees, re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Total Return Bond Fund, Strategic Bond Fund, Diversified Value Fund, Fundamental Value Fund, S&P 500 Index Fund, Equity Opportunities Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, MSCI EAFE International Index Fund, Overseas Fund, and MM Select T. Rowe Price International Equity Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information, as applicable, for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

Other Information (Unaudited) (Continued)

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) as applicable, the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance, as applicable, and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information, as applicable, for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2018. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all of the Funds other than the Overseas Fund and Russell 2000 Small Cap Index Fund were within the top sixty percent of their peer groups, and in most cases in the top forty percent. Of those Funds, all had net advisory fees at or below the medians of their peers, or in the top sixty percent of their peer groups, except the Strategic Bond Fund, Fundamental Growth Fund, Small Company Value Fund, and Equity Opportunities Fund, the levels of whose net advisory fees the Committee did not consider to be inconsistent with the advisory agreements’ continuation, in light of the Funds’ generally acceptable total net expense ratios and long-term relative performance records. As to the Overseas Fund, the Committee considered MML Advisers’ statement that, although the Fund’s total net expense ratio was at the 75th comparative percentile and the Fund’s net advisory fee was at the 92nd comparative percentile, the Fund’s total net expense ratio was only three basis points above the peer group median.

The Committee considered that the large majority of the Funds with sufficiently long performance histories achieved one- and three-year investment performance above the medians of their performance categories, or in the top sixty percent of their performance categories, except those Funds referred to below. The Committee considered that the Growth Opportunities Fund, Total Return Bond Fund, and MSCI EAFE International Index Fund all experienced three-year investment performance outside the top sixty percent of their performance categories, but experienced improved performance for the one-year period, in each case above the median of its performance category.

The Committee considered that each of the Strategic Bond Fund and Overseas Fund had achieved favorable three-year relative performance, but had experienced less favorable one-year performance. The Committee took into account factors cited by MML Advisers as to the recent underperformance and MML Advisers’ continued confidence in the longer-term performance of the subadvisers in question.

As to the S&P Mid Cap Index Fund and Russell 2000 Small Cap Index Fund, the Committee considered MML Advisers’ statement that each Fund’s performance tracked that of its underlying index at an appropriate level and well within MML Advisers’ expectations. They also considered MML Advisers’ statement that, although the Russell 2000 Small Cap Index Fund’s total net expense ratio was above the peer median (67th comparative percentile), the peer group included much larger competitor index funds that had been able to achieve significantly greater economies of scale.

Other Information (Unaudited) (Continued)

As to the Fundamental Value Fund, the Committee considered MML Advisers’ statements that one of the subadvisers for the Fund had been changed recently, and that MML Advisers expects performance to improve as a result.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund, as applicable, (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Also at their meeting in June 2019, the Trustees, including the Independent Trustees, reviewed and approved proposals to make changes to the existing subadvisory agreements between MML Advisers and American Century Investment Management, Inc. (“American Century”) for the Mid-Cap Value Fund and between MML Advisers and Frontier Capital Management Company, LLC (“Frontier”) for the Mid Cap Growth Fund in order to lower the subadvisory fees paid on behalf of each Fund. In arriving at their decision, the Trustees discussed the fees payable to American Century and Frontier by MML Advisers on behalf of the Mid-Cap Value Fund and Mid Cap Growth Fund, respectively, and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected levels of profitability due to the amended subadvisory agreements are not excessive and the subadvisory fee amounts under the amended subadvisory agreements are fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the votes being taken to approve the amendments to the subadvisory agreements discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended subadvisory agreements became effective on June 20, 2019 and July 1, 2019, respectively.

In addition, at their meeting in June 2019, the Trustees, including the Independent Trustees, approved new subadvisory agreement with AllianceBernstein L.P. (“AllianceBernstein”) and American Century for the Small Company Value Fund (the “Funds” and the “New Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreements. In all of their deliberations, the Trustees were advised by independent counsel.

Other Information (Unaudited) (Continued)

In reviewing the New Subadvisory Agreements, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) AllianceBernstein and American Century and their personnel with responsibility for providing services to the Fund; (ii) the terms of the New Subadvisory Agreements; (iii) the scope and quality of services that AllianceBernstein and American Century will provide under the New Subadvisory Agreements; (iv) the historical investment performance track record of AllianceBernstein and American Century and the complementary nature of their investment approaches; and (v) the fees payable to AllianceBernstein and American Century by MML Advisers for the Fund, the effect of such fees on the profitability to MML Advisers, and any information provided by AllianceBernstein and American Century regarding the fees paid to AllianceBernstein and American Century by other funds with similar investment objectives as the Fund. The Trustees also noted the fact that the Fund’s advisory fees and total expenses were not expected to change as a result of the New Subadvisory Agreements.

Prior to the votes being taken to approve the New Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, and following their review, the Trustees concluded, with respect to the New Subadvisory Agreements, that (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreements; (ii) MML Adviser’s projected levels of profitability due to the New Subadvisory Agreements are not excessive and the subadvisory fee amounts under the New Subadvisory Agreements are fair and reasonable; (iii) the investment processes, research capabilities, and philosophy of each of AllianceBernstein and American Century appear well suited to the Fund given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreements are fair and reasonable with respect to the Fund, and are in the best interests of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including a majority of the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreements.

The New Subadvisory Agreements became effective on June 20, 2019.

At their meeting in September 2019, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make changes to the existing subadvisory agreement between MML Advisers and Massachusetts Financial Services Company (“MFS”) for the Overseas Fund in order to lower the subadvisory fee paid on behalf of the Fund. In arriving at their decision, the Trustees discussed the fees payable to MFS by MML Advisers on behalf of the Overseas Fund and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreement are not excessive and the subadvisory fee amount under the amended subadvisory agreement is fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the amendment to the subadvisory agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended subadvisory agreement became effective on October 1, 2019.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2019

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2019:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2019.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Total Return Bond Fund
Class I	$1,000	0.37%	$1,054.20	$1.93	$1,023.50	$1.90
Class R5	1,000	0.47%	1,054.40	2.45	1,023.00	2.41
Service Class	1,000	0.57%	1,053.10	2.97	1,022.50	2.92
Administrative Class	1,000	0.68%	1,052.40	3.54	1,021.90	3.48
Class A	1,000	0.92%	1,051.40	4.78	1,020.70	4.71
Class R4	1,000	0.82%	1,052.00	4.26	1,021.20	4.20
Class R3	1,000	1.07%	1,050.30	5.56	1,019.90	5.48

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class I	$1,000	0.50%	$1,065.60	$2.62	$1,022.80	$2.56
Class R5	1,000	0.61%	1,065.60	3.19	1,022.30	3.13
Service Class	1,000	0.71%	1,064.50	3.71	1,021.70	3.64
Administrative Class	1,000	0.81%	1,063.80	4.24	1,021.20	4.15
Class A	1,000	1.05%	1,063.00	5.49	1,020.00	5.38
Class R4	1,000	0.96%	1,063.20	5.02	1,020.50	4.92
Class R3	1,000	1.21%	1,061.80	6.32	1,019.20	6.19
Diversified Value Fund
Class I	1,000	0.57%	1,050.30	2.96	1,022.50	2.92
Class R5	1,000	0.67%	1,050.20	3.48	1,021.90	3.43
Service Class	1,000	0.77%	1,050.20	4.00	1,021.40	3.94
Administrative Class	1,000	0.87%	1,049.80	4.52	1,020.90	4.46
Class A	1,000	1.12%	1,048.50	5.81	1,019.70	5.73
Class R4	1,000	1.02%	1,049.20	5.30	1,020.20	5.22
Class R3	1,000	1.27%	1,046.90	6.59	1,018.90	6.50
Fundamental Value Fund
Class I	1,000	0.65%	1,048.70	3.37	1,022.00	3.33
Class R5	1,000	0.75%	1,048.40	3.89	1,021.50	3.84
Service Class	1,000	0.85%	1,047.60	4.41	1,021.00	4.35
Administrative Class	1,000	0.95%	1,047.30	4.93	1,020.50	4.86
Class A	1,000	1.20%	1,045.90	6.22	1,019.30	6.14
Class R4	1,000	1.10%	1,046.60	5.71	1,019.80	5.63
Class R3	1,000	1.35%	1,044.70	7.00	1,018.50	6.91
S&P 500 Index Fund
Class I	1,000	0.13%	1,060.40	0.68	1,024.70	0.67
Class R5	1,000	0.23%	1,060.10	1.20	1,024.20	1.18
Service Class	1,000	0.38%	1,058.80	1.98	1,023.40	1.95
Administrative Class	1,000	0.48%	1,058.20	2.50	1,022.90	2.46
Class A	1,000	0.73%	1,057.00	3.81	1,021.60	3.74
Class R4	1,000	0.63%	1,057.80	3.29	1,022.10	3.23
Class R3	1,000	0.88%	1,056.40	4.59	1,020.90	4.51
Equity Opportunities Fund
Class I	1,000	0.73%	1,089.80	3.87	1,021.60	3.74
Class R5	1,000	0.83%	1,089.30	4.39	1,021.10	4.25
Service Class	1,000	0.93%	1,088.30	4.92	1,020.60	4.76
Administrative Class	1,000	1.03%	1,087.80	5.45	1,020.10	5.27
Class A	1,000	1.28%	1,086.10	6.77	1,018.90	6.55
Class R4	1,000	1.18%	1,087.10	6.24	1,019.40	6.04
Class R3	1,000	1.43%	1,085.90	7.56	1,018.10	7.31
Fundamental Growth Fund
Class I	1,000	0.83%	1,051.00	4.31	1,021.10	4.25
Class R5	1,000	0.93%	1,050.90	4.83	1,020.60	4.76
Service Class	1,000	1.03%	1,049.60	5.35	1,020.10	5.27
Administrative Class	1,000	1.13%	1,049.80	5.87	1,019.60	5.78
Class A	1,000	1.38%	1,048.40	7.16	1,018.30	7.06
Class R4	1,000	1.28%	1,049.00	6.65	1,018.90	6.55
Class R3	1,000	1.53%	1,048.30	7.94	1,017.60	7.82

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Class I	$1,000	0.65%	$1,029.40	$3.34	$1,022.00	$3.33
Class R5	1,000	0.74%	1,028.60	3.80	1,021.60	3.79
Service Class	1,000	0.85%	1,027.90	4.37	1,021.00	4.35
Administrative Class	1,000	0.95%	1,027.40	4.88	1,020.50	4.86
Class A	1,000	1.20%	1,026.20	6.16	1,019.30	6.14
Class R4	1,000	1.10%	1,026.80	5.65	1,019.80	5.63
Class R3	1,000	1.35%	1,025.60	6.93	1,018.50	6.91
Growth Opportunities Fund
Class I	1,000	0.76%	1,032.40	3.91	1,021.50	3.89
Class R5	1,000	0.87%	1,031.80	4.48	1,020.90	4.46
Service Class	1,000	0.97%	1,030.90	4.99	1,020.40	4.97
Administrative Class	1,000	1.07%	1,031.50	5.51	1,019.90	5.48
Class A	1,000	1.32%	1,028.70	6.79	1,018.70	6.75
Class R4	1,000	1.22%	1,029.70	6.28	1,019.20	6.24
Class R3	1,000	1.47%	1,029.50	7.56	1,017.90	7.52
Mid-Cap Value Fund
Class I	1,000	0.80%	1,067.00	4.19	1,021.30	4.10
Class R5	1,000	0.90%	1,066.30	4.71	1,020.80	4.61
Service Class	1,000	1.00%	1,065.90	5.24	1,020.30	5.12
Administrative Class	1,000	1.10%	1,065.40	5.76	1,019.80	5.63
Class A	1,000	1.35%	1,064.00	7.06	1,018.50	6.91
Class R4	1,000	1.25%	1,064.90	6.54	1,019.00	6.40
Class R3	1,000	1.50%	1,063.20	7.84	1,017.70	7.67
Small Cap Value Equity Fund
Class I	1,000	0.99%	1,033.30	5.10	1,020.30	5.07
Class R5	1,000	1.10%	1,032.30	5.67	1,019.80	5.63
Service Class	1,000	1.19%	1,032.10	6.13	1,019.30	6.09
Administrative Class	1,000	1.30%	1,031.40	6.69	1,018.80	6.65
Class A	1,000	1.55%	1,029.90	7.97	1,017.50	7.92
Class R4	1,000	1.43%	1,031.10	7.36	1,018.10	7.31
Class R3	1,000	1.70%	1,029.40	8.74	1,016.70	8.69
Small Company Value Fund
Class I	1,000	0.99%	1,015.40	5.06	1,020.30	5.07
Class R5	1,000	1.09%	1,014.20	5.56	1,019.80	5.58
Service Class	1,000	1.19%	1,014.30	6.07	1,019.30	6.09
Administrative Class	1,000	1.29%	1,013.50	6.58	1,018.80	6.60
Class A	1,000	1.54%	1,012.90	7.86	1,017.50	7.87
Class R4	1,000	1.44%	1,013.10	7.35	1,018.00	7.36
Class R3	1,000	1.69%	1,011.60	8.62	1,016.80	8.64
S&P Mid Cap Index Fund
Class I	1,000	0.19%	1,029.20	0.98	1,024.40	0.97
Class R5	1,000	0.29%	1,028.50	1.49	1,023.90	1.49
Service Class	1,000	0.44%	1,027.90	2.26	1,023.10	2.26
Administrative Class	1,000	0.54%	1,027.10	2.77	1,022.60	2.77
Class A	1,000	0.79%	1,025.60	4.06	1,021.30	4.05
Class R4	1,000	0.69%	1,026.60	3.54	1,021.80	3.54
Class R3	1,000	0.94%	1,025.10	4.82	1,020.60	4.81

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Russell 2000 Small Cap Index Fund
Class I	$1,000	0.20%	$996.00	$1.01	$1,024.30	$1.03
Class R5	1,000	0.30%	996.00	1.52	1,023.80	1.54
Service Class	1,000	0.45%	995.10	2.28	1,023.10	2.31
Administrative Class	1,000	0.55%	994.30	2.78	1,022.60	2.82
Class A	1,000	0.80%	993.50	4.04	1,021.30	4.10
Class R4	1,000	0.70%	994.20	3.54	1,021.80	3.59
Class R3	1,000	0.95%	992.60	4.80	1,020.50	4.86
Mid Cap Growth Fund
Class I	1,000	0.72%	1,053.20	3.75	1,021.70	3.69
Class R5	1,000	0.82%	1,052.40	4.27	1,021.20	4.20
Service Class	1,000	0.92%	1,052.00	4.78	1,020.70	4.71
Administrative Class	1,000	1.02%	1,051.10	5.30	1,020.20	5.22
Class A	1,000	1.27%	1,049.90	6.60	1,018.90	6.50
Class R4	1,000	1.17%	1,050.60	6.08	1,019.40	5.99
Class R3	1,000	1.42%	1,049.20	7.37	1,018.10	7.26
Small Cap Growth Equity Fund
Class I	1,000	0.87%	1,030.30	4.48	1,020.90	4.46
Class R5	1,000	0.97%	1,029.40	4.99	1,020.40	4.97
Service Class	1,000	1.07%	1,029.20	5.50	1,019.90	5.48
Administrative Class	1,000	1.17%	1,028.30	6.01	1,019.40	5.99
Class A	1,000	1.42%	1,027.10	7.29	1,018.10	7.26
Class R4	1,000	1.32%	1,027.80	6.78	1,018.70	6.75
Class R3	1,000	1.56%	1,027.30	8.01	1,017.40	7.98
MSCI EAFE International Index Fund
Class I	1,000	0.22%	1,025.80	1.13	1,024.20	1.13
Class R5	1,000	0.32%	1,024.90	1.64	1,023.70	1.64
Service Class	1,000	0.47%	1,025.90	2.41	1,023.00	2.41
Administrative Class	1,000	0.57%	1,024.20	2.92	1,022.50	2.92
Class A	1,000	0.81%	1,023.50	4.15	1,021.20	4.15
Class R4	1,000	0.72%	1,023.60	3.69	1,021.70	3.69
Class R3	1,000	0.97%	1,021.90	4.97	1,020.40	4.97
Overseas Fund
Class I	1,000	0.82%	1,043.80	4.25	1,021.20	4.20
Class R5	1,000	0.92%	1,042.30	4.76	1,020.70	4.71
Service Class	1,000	1.02%	1,042.60	5.28	1,020.20	5.22
Administrative Class	1,000	1.12%	1,040.90	5.79	1,019.70	5.73
Class A	1,000	1.37%	1,040.60	7.08	1,018.40	7.01
Class R4	1,000	1.27%	1,040.20	6.57	1,018.90	6.50
Class R3	1,000	1.52%	1,038.40	7.85	1,017.60	7.77
MM Select T. Rowe Price International Equity Fund
Class I	1,000	0.67%	1,017.30	3.43	1,021.90	3.43

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2019, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, Connecticut 06082-1981

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45698-01

MassMutual

Annual Report

MassMutual Select BlackRock Global Allocation Fund

September 30, 2019

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual Select BlackRock Global Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“When it comes to retirement planning, MassMutual focuses on the long term and encourages all retirement investors to do the same. We believe that those who invest with an approach that’s designed to help their retirement savings withstand all market conditions have the potential to enjoy more financial security in retirement.”

September 30, 2019

Despite economic slowdowns and political tensions, markets remained strong

I am pleased to present you with MassMutual Select BlackRock Global Allocation Fund Annual Report, covering the year ended September 30, 2019 (the “fiscal year” or the “period”). During the first three quarters of 2019, U.S. stocks experienced a good deal of volatility, as the White House led a protracted trade war against China, with tariffs being imposed on both sides. Nevertheless, total returns for domestic equities during the period were positive, although gains were more muted than in the prior fiscal year.

Recently, we have seen indications that the global economy appears to be slowing down. For example, Chinese industrial production dropped to its lowest level since 2002 in August 2019, while the country’s retail sales slowed by more than 2%. The European Union also showed signs of weakness, with the German economy contracting by 0.1% in the second quarter of 2019. Foreign stocks in developed markets trailed their domestic counterparts for the period and lost a bit of traction for the year, but generally outpaced their emerging-market competitors.

U.S. consumer spending, which is key for the U.S.’s consumption-led economy, remained a bright spot, as retail sales continued to post strong gains throughout the year. Nevertheless, the temporary inversion of the U.S. yield curve troubled investors. That is because historically, yield curve inversions, which occur when short-term interest rates are higher than their long-term counterparts, have often signaled an impending recession.

In a turnaround from 2018, bond investors in the United States experienced strong returns during fiscal year 2019, outperforming stocks for the first time in years. This was largely due to the U.S. Federal Reserve’s actions on interest rates, with its Federal Open Market Committee lowering rates twice in 2019 in an effort to stabilize the economy.

In MassMutual’s view, savvy retirement investors maintain a long-term perspective when planning for the future. As a result, they understand that current headlines ordinarily have limited impact on their retirement planning. We also believe that individuals who follow certain investment guidelines, such as the ones below, may help themselves prepare for a stronger financial future.

Suggestions for retirement investors under any market conditions

View time as your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.

Save as much as possible

Of course, you cannot control – or predict the direction of – the investment markets. But you can control how often and how much you contribute to your retirement savings account. Saving as much

(Continued)

1

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

as possible and increasing your contributions regularly is one way smart retirement investors know they can help themselves reach their retirement income goals, regardless of how markets perform.

Continue to invest

Seasoned investors believe that “down” markets offer the potential to be rewarded by amassing larger positions at more favorable prices, as compared to investors who do not continue to invest when the market is down. That is why many financial professionals believe it is important to stay in the market, regardless of near-term results.

Monitor your asset allocation and diversify*

Stocks, bonds, and short-term/money market investments typically behave differently from one another depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, high-yield bonds, etc.). Many financial experts believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors suggest that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her to help ensure:

•	you are saving enough for retirement;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as on your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is related to the chance that your retirement savings could “run out” during your lifetime.

Retirement is a moment you plan for

MassMutual believes that retirement planning is not about crunching numbers – it’s about those moments when it all pays off. The more you plan for life’s greatest moments, the more you can relax and enjoy them. That is why our ongoing commitment is to help people financially protect their families today, so they can put themselves on the path to a more secure retirement. When it comes to retirement planning, MassMutual focuses on the long term and encourages all retirement investors to do the same. We believe that those who invest with an approach that is designed to help their retirement savings withstand all market conditions have the potential to enjoy more financial security in retirement. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA. All rights reserved. www.massmutual.com

Underwriter: MML Distributors, LLC (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market.

2

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited)

September 30, 2019

Market Highlights

•	For the reporting period from October 1, 2018 through September 30, 2019, U.S. stocks ended slightly higher, though they hit record levels in late July.

•

Global economic optimism faded during the period under the weight of global and domestic political tensions, mixed economic results, and the impact of existing tariffs and rhetoric threatening additional tariffs.

•	The Federal Open Market Committee (FOMC), in response to slowing global growth, announced two rate decreases in 2019 after one rate hike in December 2018.

•	Foreign stocks in developed markets and emerging markets saw losses over the reporting period, aggravated by a strengthening U.S. dollar.

•	U.S. bond investors enjoyed positive returns in a falling yield environment fueled by rate decreases and supportive central bank policy.

Market Environment

U.S. equity investors watched stock markets move mostly sideways for the fiscal year beginning October 1, 2018. U.S. stocks fell sharply in the first quarter of the period, suffering their worst quarterly decline in nearly a decade. They rebounded during the remaining quarters and crossed into record territory in late July 2019, but succumbed to volatility and uncertainty fueled by slowing global economic growth indicators and ongoing trade war acrimony between the U.S. and China. Both the S&P 500® Index* (S&P 500) and the Dow Jones Industrial AverageSM (Dow) ended the fiscal year only slightly ahead of where they started.

Global economic growth seemed to slow with less synchronized and more restrained economic indicators than in the recent past. The U.S. economy has shown signs that it may be in the late stages of the current business cycle. For example, a tightening labor market typically results in low unemployment rates, but tends to drive up wage growth, putting pressure on corporate earnings. Declining unemployment claims may point to a nearer-term plateau in employment growth. Mixed signals in housing data also tend to be consistent with late cycle trends. As a result, pundits’ speculation about recession has begun to emerge. Consensus still deems the risk of near-term recession to be low, but more possible than in recent years.

Global and domestic political tensions fueled market volatility throughout 2019. The U.S. threatened and imposed tariffs on Chinese goods, which prompted retaliatory responses from China. On-again, off-again trade talks added further turbulence. In Great Britain, negotiations for a Brexit deal broke down threatening a “no-deal” Brexit, which could create serious trade obstacles in Europe. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) At the end of the reporting period, parties were no closer to a deal, despite the looming October 31, 2019 deadline. Domestically, political rancor between the White House and the Democratic-led House of Representatives culminated in a call for the launch of a formal impeachment inquiry at the end of September. There does not appear to be an end in sight for the current political battles.

With these various tensions at play, the FOMC not only halted their previously announced calendar of rate hikes, but tapped the brakes and reduced rates twice during the period. Bond investors enjoyed some of the best returns they have seen in recent years, as bond indexes generally outperformed stock indexes for the period.

The broad market S&P 500 delivered a modest 4.25% return for the fiscal year. The Dow followed a similar pattern to end the period with a 4.21% advance. The technology-heavy NASDAQ Composite Index, which led returns in the last fiscal year, rose just over one-half of one percent for the period. Small- and mid-cap stocks underperformed their larger peers, as small-caps lagged significantly. Growth stocks outperformed their value counterparts during the period, although value investors enjoyed a resurgence toward the end of the fiscal year.

Six of 11 sectors in the S&P 500 delivered positive returns for the reporting period, led by the utilities, real estate, and consumer staples sectors, which all enjoyed double-digit growth and beat the S&P 500. The energy sector was the worst laggard for the fiscal year. The financials, materials, industrials, and health care sectors also ended in negative territory.

3

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, not only trailed their domestic peers during the period, but also ended the fiscal year in negative territory, down 1.34%. Developed international markets struggled to gain traction under the weight of a strengthening U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and trade war rhetoric. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended down 2.02% for the period.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold for a short period in November 2018 before dropping back to 1.68% at the close of the period. Falling yields generally produce rising bond prices; therefore, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 10.30%. High-yield corporate bonds did not fare as well, but ended in positive territory. The Bloomberg Barclays U.S. Corporate High Yield Index advanced 6.36% by the end of the fiscal year.

Review and maintain your strategy

At MassMutual, we help people look out for those they love. We believe planning and saving for retirement continues to be an important and urgent challenge for many of our customers. Investing in stock and bond mutual funds can play an important role in helping build a stable source of retirement income that allows investors the freedom to retire any way they’d like. Maintaining a long-term perspective and setting realistic expectations about the future performance of your investment portfolio is very important. Financial markets can behave unpredictably. Our multi-managed and subadvised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level in changing markets, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

4

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select BlackRock Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers and without geographic or market capitalization limits. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 2.89%, outperforming the 1.99% return of the FTSE World Index (the “benchmark”), which measures the performance of the large- and mid-capitalization universe for developed and advanced emerging market segments. It is part of the FTSE Global Equity Index Series. The Fund underperformed the 8.13% return of the FTSE World Government Bond Index, which measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The Fund underperformed the 5.00% return of the Custom Global Allocation Index, which comprises the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market; the FTSE World ex U.S. Index, an unmanaged, market-capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series excluding the United States; the ICE BofAML Current 5-Year U.S. Treasury Index, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the FTSE Non-U.S. Dollar World Government Bond Index, which measures the performance of fixed-rate, local currency, investment-grade sovereign bonds of all WGBI countries except the United States and is stated in U.S. dollar terms. The weightings of the component indexes are 36%, 24%, 24%, and 16%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund is managed as a highly diversified portfolio invested across multiple asset classes, regions, sectors, currencies, and individual securities. The performance of any individual security is not intended to have a significant impact on the overall return of the Fund. Given the diversified composition of the Fund, the commentary below reflects the general themes affecting Fund performance over the period.

Within equities, stock selection within the communication services and materials sectors helped drive the Fund’s performance. Within fixed income, security selection in U.S. Treasuries, notably an overweight to duration, relative to the benchmark, contributed to results. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the fund when interest rates rise or fall. An underweight allocation to developed-market, non-U.S. government bonds positively impacted performance. Currency management, notably an underweight allocation to the euro, added to returns.

Fund holdings in the industrials, real estate, and health care sectors weighed on the Fund’s performance. Security selection in and an underweight allocation to the information technology sector also detracted. An overweight allocation to the energy sector, partially offset by positive security selection within that sector, negatively impacted performance. From a regional perspective, an overweight stake in Chinese equities hampered the Fund’s returns. Within fixed income, exposure to select emerging-market sovereign bonds weighed on the Fund’s full-year results.

The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

5

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Despite the continued risks stemming from the U.S./China trade uncertainty, BlackRock believes that the recent pivot by the world’s central banks toward greater monetary accommodation, coupled with the economic strength of the U.S. consumer, has helped create a more supportive backdrop for risk assets.

Although U.S employment and consumer spending data remains resilient, Fund management is mindful that the manufacturing segment of the global economy may prove fragile. In a period of moderate economic growth, they emphasize high-quality companies that they believe can potentially deliver high profitability and earnings consistency. In their view, stocks with these characteristics tend to perform well during periods of decelerating economic growth. Fund management remains focused on what they perceive as opportunities in high-quality stocks, tied to secular growth themes, along with U.S. Treasuries, and those assets that they believe provide high-quality potential in a yield-starved world.

While the Fund maintains an underweight allocation to fixed income, Fund management continues to look for ways to add diversification and yield to the Fund, with a focus on U.S. duration. As the pace of global growth has slowed, BlackRock believes duration may continue to serve as an effective partial hedge against episodic volatility in the stock market. In addition, Fund managers believe that the investment-grade credit space continues to have attractive investment opportunities. They have calibrated the Fund’s overall risk profile to ensure that the risks taken are consistent with the Fund’s mission to provide a core investment holding suitable for a broad range of investors with the objective to provide investment returns that are competitive with global equity markets, but with less volatility, over a full market cycle.

MassMutual Select BlackRock Global Allocation Fund Largest Holdings (% of Net Assets) on 9/30/19

U.S. Treasury Note 1.500% 9/15/22	5.3%
U.S. Treasury Inflation Index 0.500% 4/15/24	3.7%
U.S. Treasury Note 2.375% 5/15/29	3.5%
U.S. Treasury Note 2.250% 8/15/49	2.2%
U.S. Treasury Note 1.875% 7/31/26	2.1%
U.S. Treasury Note 1.500% 8/31/21	2.1%
U.S. Treasury Note 1.625% 8/15/29	2.0%
Microsoft Corp.	1.8%
Alphabet, Inc. Class C	1.7%
Apple, Inc.	1.6%

26.0%

MassMutual Select BlackRock Global Allocation Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

Equities	56.6%
Bonds & Notes	35.4%
Mutual Funds	0.7%
Purchased Options	0.4%

Total Long-Term Investments	93.1%
Short-Term Investments and Other Assets and Liabilities	6.9%

Net Assets	100.0%

6

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 12/01/2009	Since Inception 04/01/2014
Class I	04/01/2014	2.99%	3.75%		3.81%
Class R5	12/01/2009	2.89%	3.65%	5.02%
Service Class	12/01/2009	2.74%	3.54%	4.92%
Administrative Class	12/01/2009	2.71%	3.44%	4.82%
Class R4	04/01/2014	2.57%	3.28%		3.33%
Class A	12/01/2009	2.42%	3.18%	4.53%
Class A (sales load deducted)*	12/01/2009	-3.21%	2.01%	3.93%
Class R3	04/01/2014	2.31%	3.03%		3.08%
FTSE World Index#		1.99%	7.41%	9.02%	7.26%
FTSE World Government Bond Index		8.13%	1.80%	1.39%	1.34%
Custom Global Allocation Index		5.00%	5.68%	6.89%	5.52%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

7

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 56.6%

COMMON STOCK — 55.8%
Argentina — 0.0%
YPF SA Sponsored ADR	1,134	$10,490

Australia — 0.2%
The AGL Energy Ltd.	5,260	67,977
Newcrest Mining Ltd.	33,533	781,804
Quintis Group (Acquired 7/20/16-12/04/18, Cost $355,478) (a) (b) (c) (d)	578,796	476,603
Rio Tinto Ltd.	208	13,082
South32 Ltd.	8,129	14,446
Woolworths Group Ltd.	25	630

		1,354,542

Bermuda — 0.2%
Brilliance China Automotive Holdings Ltd.	106,000	114,628
CK Infrastructure Holdings Ltd.	28,500	191,158
Hongkong Land Holdings Ltd.	11,700	65,923
Jardine Matheson Holdings Ltd.	5,700	305,728
Kunlun Energy Co. Ltd	14,000	12,070
Marvell Technology Group Ltd.	15,406	384,688

		1,074,195

Brazil — 0.6%
Ambev SA	1,517	7,028
Azul SA ADR (b)	59,585	2,134,335
B3 SA — Brasil Bolsa Balcao	122	1,281
Banco do Brasil SA	2,524	27,634
Banco Santander Brasil SA	1,296	14,139
Engie Brasil Energia SA	963	10,288
JBS SA	2,306	18,199
Notre Dame Intermedica Participacoes SA	87,179	1,138,271
Petrobras Distribuidora SA	6,818	45,175

		3,396,350

Canada — 0.9%
Barrick Gold Corp.	14,054	243,135
Canadian National Railway Co.	400	35,916
Canadian Pacific Railway Ltd.	127	28,223
Enbridge, Inc.	66,094	2,319,788
Fairfax Financial Holdings Ltd.	83	36,587
Imperial Oil Ltd.	432	11,250
Magna International, Inc.	490	26,119
Nutrien Ltd.	214	10,661
Rogers Communications, Inc. Class B	402	19,580
TC Energy Corp. (e)	33,890	1,754,805
Thomson Reuters Corp.	1,007	67,306
Wheaton Precious Metals Corp.	27,622	724,300

		5,277,670

	Number of Shares	Value
Cayman Islands — 1.3%
Agile Group Holdings Ltd.	14,000	$17,103
Alibaba Group Holding Ltd. Sponsored ADR (b)	17,891	2,991,912
ANTA Sports Products Ltd.	10,000	82,815
Baidu, Inc. Sponsored ADR (b)	9	925
China Hongqiao Group Ltd.	9,000	5,734
China Mengniu Dairy Co. Ltd.	20,000	74,646
Country Garden Services Holdings Co.Ltd.	3,344	9,694
Dali Foods Group Co. Ltd. (f)	20,000	12,278
Hengan International Group Co. Ltd.	13,500	88,156
Huazhu Group Ltd. ADR	2,647	87,404
JD.com, Inc. ADR (b)	2,312	65,221
Kingdee International Software Group Co. Ltd.	96,000	101,930
Kingsoft Corp. Ltd. (b)	39,000	83,401
Li Ning Co. Ltd.	29,500	84,835
TAL Education Group Sponsored ADR (b)	2,454	84,025
Tencent Holdings Ltd.	77,900	3,306,052
Tingyi Cayman Islands Holding Corp.	8,000	11,301
Vipshop Holdings Ltd. ADR (b)	229	2,043
Want Want China Holdings Ltd.	269,000	214,184
Wharf Real Estate Investment Co. Ltd.	22,000	120,612
Wuxi Biologics Cayman, Inc. (b) (f)	8,500	86,863

		7,531,134

Chile — 0.0%
Cia Cervecerias Unidas SA ADR	5,784	128,347

China — 0.5%
Agricultural Bank of China Ltd. Class H	27,000	10,553
Aier Eye Hospital Group Co. Ltd. Class A	17,899	89,208
Air China Ltd. Class H	4,000	3,542
Anhui Conch Cement Co. Ltd. Class A	2,700	15,710
Anhui Conch Cement Co. Ltd. Class H	6,000	35,788
Asymchem Laboratories Tianjin Co. Ltd. Class A	5,479	90,714
Autobio Diagnostics Co. Ltd. Class A	7,094	88,021
Bank of China Ltd. Class H	5,000	1,970
Beijing Capital International Airport Co. Ltd. Class H	30,000	25,667
CGN Power Co. Ltd. Class H (f)	40,000	10,127
China CITIC Bank Class H	39,000	20,853
China Longyuan Power Group Corp. Class H	14,000	7,864
China Petroleum & Chemical Corp. Class H	70,000	41,784
China Shenhua Energy Co. Ltd.	14,000	28,024
Daqin Railway Co. Ltd. Class A	2,000	2,128

The accompanying notes are an integral part of the consolidated financial statements.

8

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Foshan Haitian Flavouring & Food Co. Ltd. Class A	5,700	$87,951
GF Securities Co. Ltd. Class H (b)	800	843
Glodon Co. Ltd. Class A	17,000	84,876
Great Wall Motor Co. Ltd. Class A	48,600	52,711
Gree Electric Appliances, Inc. of Zhuhai Class A	7,300	58,905
Guangzhou Automobile Group Co. Ltd. Class A	35,400	61,094
Guotai Junan Securities Co. Ltd. Class H (f)	3,600	5,621
Haier Smart Home Co. Ltd. Class A	25,900	55,768
Haitong Securities Co. Ltd. Class H	11,200	11,825
Han’s Laser Technology Industry Group Co. Ltd. Class A	19,599	98,522
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	19,400	88,600
Hangzhou Robam Appliances Co. Ltd. Class A	15,900	58,877
Hangzhou Tigermed Consulting Co. Ltd. Class A	9,999	87,004
Hundsun Technologies, Inc. Class A	8,099	84,505
Industrial & Commercial Bank of China Ltd. Class H	58,000	38,729
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	21,299	85,552
Inspur Electronic Information Industry Co. Ltd. Class A	23,900	86,689
Jiangsu Hengrui Medicine Co. Ltd. Class A	8,000	90,733
Laobaixing Pharmacy Chain JSC. Class A	8,200	87,197
Sany Heavy Industry Co. Ltd.	6,800	13,666
Shanghai International Airport Co. Ltd. Class A	7,000	78,516
Shanghai Jahwa United Co. Ltd. Class A	17,600	84,974
Shanxi Lu’an Environmental Energy Development Co. Ltd. Class A	1,400	1,425
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	3,300	85,554
Sinopec Engineering Group Co. Ltd. Class H	25,000	15,705
Sinopec Shanghai Petrochemical Co. Ltd. Class H	88,000	25,698
Tsingtao Brewery Co. Ltd.	2,000	13,628
Tsingtao Brewery Co. Ltd. Class H	6,000	36,321
Venustech Group, Inc. Class A	20,399	91,493
Weichai Power Co. Ltd. Class H	8,000	11,599
Wuhan Raycus Fiber Laser Technologies Co. Ltd. Class A	6,599	92,346
WuXi AppTec Co. Ltd. Class A	7,300	88,673
Yanzhou Coal Mining Co. Ltd. Class H	14,000	14,172
Yifeng Pharmacy Chain Co. Ltd. Class A	8,000	88,533
Yonyou Network Technology Co. Ltd. Class A	18,499	80,505

	Number of Shares	Value
Zhejiang Expressway Co. Ltd. Class H	14,000	$12,078
Zijin Mining Group Co. Ltd. Class H	62,000	21,350
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	800	640

		2,554,831

Czech Republic — 0.0%
CEZ AS	7,834	173,095

Denmark — 0.1%
AP Moller — Maersk A/S Class A	58	62,009
AP Moller — Maersk A/S Class B	28	31,746
Carlsberg A/S Class B	366	54,152
Novo Nordisk A/S Class B	10,569	545,731

		693,638

Finland — 0.0%
Fortum OYJ	97	2,295

France — 2.2%
Cie de Saint-Gobain	7,401	290,719
Danone SA	53,748	4,733,907
Dassault Aviation SA	589	833,012
Dassault Systemes SE	20	2,849
Eiffage SA	1,911	198,250
Electricite de France SA	490	5,484
Engie SA	824	13,462
EssilorLuxottica SA	4,521	652,187
Kering SA	76	38,799
Orange SA	991	15,555
Publicis Groupe SA	1,395	68,585
Renault SA	311	17,870
Safran SA	16,186	2,551,584
Sanofi	9,444	875,728
Sodexo SA	18,166	2,040,662
Total SA Sponsored ADR	573	29,796
Vivendi SA	1,174	32,241

		12,400,690

Germany — 1.6%
adidas AG	204	63,489
Allianz SE	80	18,656
Bayer AG	13,811	973,771
Deutsche Boerse AG	16	2,501
Fresenius SE & Co. KGaA	26,219	1,225,741
HeidelbergCement AG	72	5,205
Knorr-Bremse AG	17,803	1,673,446
Muenchener Rueckversicherungs AG Registered	27	6,986
SAP SE	116	13,637
Siemens AG	43,875	4,701,801
Vonovia SE	4,721	239,485
Wirecard AG	70	11,187

		8,935,905

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Hong Kong — 0.7%
Beijing Enterprises Holdings Ltd.	5,000	$23,054
China Mobile Ltd.	6,500	53,945
China Resources Beer Holdings Co. Ltd.	2,000	10,642
China Resources Cement Holdings Ltd.	46,000	46,196
China Resources Pharmaceutical Group Ltd. (f)	8,000	7,527
China Resources Power Holdings Co. Ltd.	12,000	14,595
China Taiping Insurance Holdings Co. Ltd.	1,000	2,248
China Unicom Hong Kong Ltd.	4,000	4,229
CITIC Ltd.	12,000	15,105
CLP Holdings Ltd.	19,500	204,178
CNOOC Ltd.	31,000	47,628
Fosun International Ltd.	51,500	64,084
Hang Lung Properties Ltd.	108,000	245,485
HKT Trust & HKT Ltd.	124,000	197,152
Hysan Development Co. Ltd.	21,000	84,962
I-CABLE Communications Ltd. (b)	22,228	212
Lenovo Group Ltd.	152,000	101,128
Link REIT	16,000	175,655
Power Assets Holdings Ltd.	11,500	77,295
Sino Land Co. Ltd.	34,000	51,316
Sun Art Retail Group Ltd.	13,500	13,739
Sun Hung Kai Properties Ltd.	176,250	2,548,046
Swire Pacific Ltd. Class A	15,000	139,786

		4,128,207

India — 0.8%
Coal India Ltd.	38,223	107,892
Hero MotoCorp Ltd.	5,322	202,083
Hindustan Petroleum Corp. Ltd.	2,628	11,214
Housing Development Finance Corp. Ltd.	50,454	1,408,604
Oil & Natural Gas Corp. Ltd.	63,467	118,306
Reliance Industries Ltd.	134,511	2,530,930
Vedanta Ltd.	15,303	33,231
Wipro Ltd.	1,470	4,976

		4,417,236

Indonesia — 0.1%
Bank Central Asia Tbk PT	114,600	245,125

Ireland — 0.1%
Accenture PLC Class A	2,896	557,046
Eaton Corp. PLC	190	15,798
Medtronic PLC	1,521	165,211
Willis Towers Watson PLC	14	2,702

		740,757

Italy — 0.8%
Enel SpA	266,132	1,988,508

	Number of Shares	Value
RAI Way SpA (f)	109,994	$638,060
Snam SpA	31,154	157,515
UniCredit SpA	167,259	1,975,995

		4,760,078

Japan — 5.4%
Aeon Co. Ltd.	500	9,197
AGC, Inc.	800	24,963
Ajinomoto Co., Inc.	113,200	2,141,741
Alfresa Holdings Corp.	5,800	130,136
Alps Alpine Co. Ltd.	2,460	46,210
Astellas Pharma, Inc.	126,250	1,804,310
Canon Marketing Japan, Inc.	5,300	113,073
Daikin Industries Ltd.	7,600	997,954
Daiwa House Industry Co. Ltd.	300	9,775
Denso Corp.	22,270	983,863
Dowa Holdings Co. Ltd.	2,700	92,645
East Japan Railway Co.	22,953	2,195,752
FUJIFILM Holdings Corp.	600	26,442
GS Yuasa Corp.	4,800	83,528
Hitachi Ltd.	1,900	71,153
Hoya Corp.	22,420	1,830,296
Japan Airlines Co. Ltd.	78,900	2,345,086
Japan Aviation Electronics Industry Ltd.	9,100	130,051
Japan Post Holdings Co. Ltd.	900	8,312
Kamigumi Co. Ltd.	5,100	115,538
KDDI Corp.	9,200	240,489
Keyence Corp.	300	186,911
Kinden Corp.	20,300	302,565
Koito Manufacturing Co. Ltd.	8,800	433,866
Kuraray Co. Ltd.	4,400	54,427
Kyowa Kirin Co. Ltd.	400	7,768
Kyudenko Corp.	2,800	93,816
Mabuchi Motor Co. Ltd.	4,500	168,967
Maeda Road Construction Co. Ltd.	5,400	117,954
Medipal Holdings Corp.	6,700	149,785
MEIJI Holdings Co. Ltd.	100	7,301
Mitsubishi Estate Co. Ltd.	15,800	305,942
Mitsubishi Heavy Industries Ltd.	1,600	62,937
Mitsubishi Motors Corp.	1,800	7,855
Mitsubishi UFJ Financial Group, Inc.	2,900	14,780
Murata Manufacturing Co. Ltd.	57,610	2,789,062
Nippo Corp.	5,000	93,005
Nippon Telegraph & Telephone Corp.	4,940	236,274
Nippon Television Holdings, Inc.	8,400	108,208
NTT Data Corp.	300	3,891
Okumura Corp.	6,246	167,581
Olympus Corp.	56,800	768,780
Ono Pharmaceutical Co. Ltd.	700	12,731
Otsuka Holdings Co. Ltd.	1,300	48,626
Seino Holdings Co. Ltd.	7,100	88,853
Seven & i Holdings Co. Ltd.	2,700	103,612

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Shin-Etsu Chemical Co. Ltd.	17,388	$1,873,503
Shionogi & Co. Ltd.	200	11,158
Sompo Holdings, Inc.	800	33,637
Sony Corp.	400	23,504
Stanley Electric Co. Ltd.	3,300	87,950
Subaru Corp.	66,030	1,866,508
Suzuken Co. Ltd.	2,700	145,702
Suzuki Motor Corp.	49,637	2,108,456
Toagosei Co. Ltd.	18,500	209,735
Toda Corp.	25,900	149,941
Tokyo Gas Co. Ltd.	72,097	1,822,778
Tokyo Steel Manufacturing Co. Ltd.	24,900	191,776
Toyota Industries Corp.	23,421	1,351,833
TV Asahi Holdings Corp.	8,300	130,961
Yahoo! Japan Corp.	13,700	38,764
Yamato Holdings Co. Ltd.	1,600	24,195
Yamato Kogyo Co. Ltd.	4,000	99,814
ZOZO, Inc. (e)	54,600	1,259,685

		31,165,911

Liberia — 0.0%
Royal Caribbean Cruises Ltd.	304	32,932

Malaysia — 0.0%
Malaysia Airports Holdings Bhd	44,100	91,273

Mexico — 0.0%
America Movil SAB de C.V. Class L	70,020	52,017

Netherlands — 1.4%
ABN AMRO Bank NV (f)	102,550	1,808,162
Adyen NV (b) (f)	545	359,349
Aegon NV	2,318	9,640
ASML Holding NV	15	3,723
Fiat Chrysler Automobiles NV	3,382	43,821
ING Groep NV	190,994	2,002,120
Koninklijke DSM NV	27	3,248
Koninklijke Philips NV	81,985	3,800,395
NXP Semiconductor NV	524	57,179
Schlumberger Ltd.	3,626	123,900

		8,211,537

Panama — 0.0%
Carnival Corp.	202	8,829

Portugal — 0.0%
Jeronimo Martins SGPS SA	10,936	184,481

Republic of Korea — 0.5%
Hana Financial Group, Inc.	1,206	35,596
Hyundai Mobis Co. Ltd.	29	6,125
Industrial Bank Of Korea	1,126	12,428
KB Financial Group, Inc.	715	25,577
Kia Motors Corp.	141	5,391
KT&G Corp.	14,947	1,319,500
LG Chem Ltd.	710	177,107
LG Electronics, Inc.	1,248	70,060
LG Uplus Corp.	2,660	30,411

	Number of Shares	Value
NCSoft Corp.	486	$211,356
POSCO	1,016	192,433
S-Oil Corp.	1,306	109,008
Samsung SDI Co. Ltd.	13	2,425
Shinhan Financial Group Co. Ltd.	1,628	56,743
SK Telecom Co. Ltd.	783	157,549
Woongjin Coway Co. Ltd.	1,904	134,775

		2,546,484

Singapore — 0.5%
CapitaLand Ltd.	852,600	2,183,837
ComfortDelGro Corp. Ltd.	103,900	180,698
Genting Singapore Ltd.	29,800	18,980
Singapore Telecommunications Ltd.	73,500	165,048
United Overseas Bank Ltd.	13,300	246,386

		2,794,949

South Africa — 0.0%
Aspen Pharmacare Holdings Ltd.	2,241	12,723
Discovery Ltd.	179	1,350
Kumba Iron Ore Ltd. (e)	143	3,537
MultiChoice Group (b)	12	93
Old Mutual Ltd. (e)	18,823	24,020

		41,723

Spain — 0.6%
CaixaBank SA	4,916	12,930
Cellnex Telecom SA (f)	77,517	3,202,088
Repsol SA	2,039	31,805
Telefonica SA	5,813	44,388

		3,291,211

Sweden — 0.0%
Assa Abloy AB Class B	1,024	22,812
Atlas Copco AB Class B	827	22,440
Sandvik AB	999	15,557
Telefonaktiebolaget LM Ericsson Class B	5,268	42,105
Telia Co. AB	206	923

		103,837

Switzerland — 1.1%
Chubb Ltd.	10,369	1,673,971
Cie Financiere Richemont SA	1,958	143,896
Nestle SA	34,699	3,763,943
Novartis AG Registered	8	695
Roche Holding AG	2,987	871,084

		6,453,589

Taiwan — 1.3%
Cathay Financial Holding Co. Ltd. (c)	138,000	182,120
Chunghwa Telecom Co. Ltd. (c)	327,000	1,170,290
Far EasTone Telecommunications Co. Ltd. (c)	201,000	469,436
Formosa Chemicals & Fibre Corp. (c)	47,000	131,583
Formosa Petrochemical Corp. (c)	36,000	114,217

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Formosa Plastics Corp. (c)	48,000	$146,443
Fubon Financial Holding Co. Ltd. (c)	167,000	240,177
Globalwafers Co. Ltd. (c)	2,000	20,374
Hon Hai Precision Industry Co. Ltd. (c)	95,080	225,081
MediaTek, Inc. (c)	3,000	35,764
Nan Ya Plastics Corp. (c)	61,000	137,242
Taiwan Mobile Co. Ltd. (c)	153,000	552,026
Taiwan Semiconductor Manufacturing Co. Ltd. (c)	458,000	4,034,721
Uni-President Enterprises Corp. (c)	99,000	238,689

		7,698,163

Thailand — 0.2%
Advanced Info Service PCL	37,800	271,897
Intouch Holdings PCL	113,800	243,711
PTT Global Chemical PCL	103,900	182,594
The Siam Cement PCL	14,100	188,092
Thai Beverage PCL	95,600	61,299
Thai Oil PCL	57,700	131,586

		1,079,179

Turkey — 0.0%
Eregli Demir ve Celik Fabrikalari TAS	21,838	26,521
Tupras Turkiye Petrol Rafineriileri AS	191	4,849
Turkcell Iletisim Hizmetleri AS	1,308	3,012

		34,382

United Kingdom — 2.0%
AstraZeneca PLC	9,969	885,892
Berkeley Group Holdings PLC	4,478	230,088
Coca-Cola European Partners PLC	330	18,298
Diageo PLC	1,111	45,462
Ferguson PLC	19,304	1,410,359
GlaxoSmithKline PLC	546	11,687
Glencore PLC	3,605	10,861
HSBC Holdings PLC	223,208	1,712,606
NMC Health PLC	27,615	919,787
RELX PLC	1,542	36,585
Rio Tinto PLC	68	3,532
Rolls-Royce Holdings PLC	5,432	52,902
Royal Dutch Shell PLC Class A	1,128	32,971
Royal Dutch Shell PLC Class A	53,382	1,560,492
Royal Dutch Shell PLC Class A Sponsored ADR	19,454	1,144,868
Royal Dutch Shell PLC Class B	561	16,481
Vodafone Group PLC	1,738,706	3,462,614

		11,555,485

United States — 32.7%
Abbott Laboratories	3,565	298,284
AbbVie, Inc.	22,933	1,736,487
Adobe, Inc. (b)	3,442	950,852

	Number of Shares	Value
The AES Corp.	2,532	$41,373
Agilent Technologies, Inc.	28,299	2,168,552
Air Products & Chemicals, Inc.	17,557	3,895,196
Alexion Pharmaceuticals, Inc. (b)	38	3,722
The Allstate Corp.	7	761
Ally Financial, Inc.	1,010	33,492
Alphabet, Inc. Class A (b)	77	94,028
Alphabet, Inc. Class C (b)	7,801	9,509,419
Altria Group, Inc.	28,319	1,158,247
Amazon.com, Inc. (b)	3,337	5,792,732
American Tower Corp.	1,451	320,860
Ameriprise Financial, Inc.	846	124,447
Amgen, Inc.	551	106,624
Anthem, Inc.	17,020	4,086,502
Apple, Inc.	41,213	9,230,476
Applied Materials, Inc.	17,935	894,956
Autodesk, Inc. (b)	13,068	1,930,144
AutoZone, Inc. (b)	18	19,523
Bank of America Corp.	110,630	3,227,077
Baxter International, Inc.	2,719	237,831
Becton Dickinson and Co.	11,432	2,891,839
Berkshire Hathaway, Inc. Class B (b)	2,902	603,674
Biogen, Inc. (b)	111	25,843
The Boeing Co.	86	32,720
Booking Holdings, Inc. (b)	21	41,215
Bristol-Myers Squibb Co.	1,595	80,882
C.H. Robinson Worldwide, Inc.	3,486	295,543
Capital One Financial Corp.	435	39,576
Cardinal Health, Inc.	790	37,280
Caterpillar, Inc.	40	5,052
Centene Corp. (b)	822	35,560
CenterPoint Energy, Inc.	1,026	30,965
Cerner Corp.	14	954
The Charles Schwab Corp.	31,080	1,300,076
Charter Communications, Inc. Class A (b)	8,803	3,627,892
Chevron Corp.	782	92,745
Cisco Systems, Inc.	17,586	868,924
Citigroup, Inc.	21,614	1,493,095
Citrix Systems, Inc.	10,628	1,025,815
Colgate-Palmolive Co.	41,754	3,069,337
Comcast Corp. Class A (m)	119,519	5,387,917
ConocoPhillips	641	36,524
Corning, Inc.	11,590	330,547
Costco Wholesale Corp.	254	73,180
CSX Corp.	1,620	112,217
Cummins, Inc.	185	30,094
CVS Health Corp.	14,198	895,468
DaVita, Inc. (b)	13,202	753,438
Dell Technologies Class C (b)	233	12,083
Delta Air Lines, Inc.	900	51,840
Devon Energy Corp.	1,849	44,487
Discover Financial Services	709	57,493

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Dollar General Corp.	10	$1,589
Dollar Tree, Inc. (b)	18,492	2,111,047
Dover Corp.	11,654	1,160,272
Dropbox, Inc. (b)	73,700	1,486,529
DuPont de Nemours, Inc.	12,096	862,566
DXC Technology Co.	1,356	40,002
eBay, Inc.	1,787	69,657
Edwards Lifesciences Corp. (b)	366	80,487
Emerson Electric Co.	55,160	3,687,998
Equinix, Inc.	2,246	1,295,493
Exelon Corp.	6,583	318,025
Expedia Group, Inc.	763	102,555
Exxon Mobil Corp.	2,614	184,575
Facebook, Inc. Class A (b)	15,996	2,848,568
Fieldwood Energy LLC (b)	4,052	100,287
Fieldwood Energy LLC (b)	1,094	27,076
Fifth Third Bancorp	2,061	56,430
FleetCor Technologies, Inc. (b)	11,775	3,376,834
Ford Motor Co.	3,426	31,382
Fortune Brands Home & Security, Inc.	2,659	145,447
General Electric Co.	4,449	39,774
General Motors Co.	768	28,785
Gilead Sciences, Inc.	29,083	1,843,281
Global Payments, Inc.	1,612	256,308
The Goldman Sachs Group, Inc.	233	48,285
The Hartford Financial Services Group, Inc.	5,552	336,507
HCA Healthcare, Inc.	15,423	1,857,238
Hewlett Packard Enterprise Co.	1,755	26,623
The Home Depot, Inc.	8,001	1,856,392
Honeywell International, Inc.	507	85,784
HP, Inc.	1,346	25,466
Huntsman Corp.	1,303	30,308
Incyte Corp. (b)	75	5,567
Intel Corp.	2,708	139,543
International Business Machines Corp.	381	55,405
Intuit, Inc.	3,891	1,034,773
Intuitive Surgical, Inc. (b)	82	44,274
Jawbone Health Hub, Inc. (Acquired 1/24/17, Cost $0) (a) (b) (c) (d)	19,705	-
Johnson & Johnson	28,973	3,748,527
JP Morgan Chase & Co.	56,535	6,653,604
KLA Corp.	519	82,755
The Kraft Heinz Co.	358	10,001
The Kroger Co.	2,738	70,586
L3 Harris Technologies, Inc.	343	71,564
LafargeHolcim Ltd.	1,228	60,520
Lear Corp.	205	24,170
Liberty Broadband Corp. Class C (b)	13,128	1,374,108
Liberty Media Corp-Liberty SiriusXM Class A (b)	12,521	520,498
Liberty Media Corp-Liberty SiriusXM Class C (b)	20,981	880,363

	Number of Shares	Value
Lockheed Martin Corp.	213	$83,083
Lookout, Inc. (Acquired 3/04/15, Cost $42,391) (a) (b) (c) (d)	3,711	2,078
Lowe’s Cos., Inc.	18,596	2,044,816
Macy’s, Inc.	15,477	240,513
Marathon Petroleum Corp.	13,569	824,317
Marsh & McLennan Cos., Inc.	35,912	3,592,996
Masco Corp.	7,128	297,095
Mastercard, Inc. Class A	3,384	918,993
McDonald’s Corp.	6,942	1,490,517
McKesson Corp.	703	96,072
Merck & Co., Inc.	30,809	2,593,502
MetLife, Inc.	981	46,264
Micron Technology, Inc. (b)	887	38,008
Microsoft Corp.	75,244	10,461,173
Mondelez International Inc. Class A	4,351	240,697
Monster Beverage Corp. (b)	569	33,036
Morgan Stanley	69,069	2,947,174
Motorola Solutions, Inc.	2,894	493,167
Newmont Mining Corp.	43,142	1,635,945
NextEra Energy, Inc.	15,680	3,653,283
NIKE, Inc. Class B	511	47,993
Norfolk Southern Corp.	229	41,142
Northrop Grumman Corp.	109	40,852
Omnicom Group, Inc.	1,982	155,191
ONEOK, Inc.	52,246	3,850,008
Oracle Corp.	28,974	1,594,439
Packaging Corporation of America	332	35,225
PayPal Holdings, Inc. (b)	6,055	627,237
Peloton Interactive, Inc. Class A (b)	4,245	106,549
PepsiCo, Inc.	3,021	414,179
Pfizer, Inc.	88,777	3,189,758
Philip Morris International, Inc.	17,797	1,351,326
Phillips 66	477	48,845
The Procter & Gamble Co.	1,609	200,127
The Progressive Corp.	666	51,448
Prudential Financial, Inc.	596	53,610
QUALCOMM, Inc.	9,133	696,665
Raytheon Co.	25,112	4,926,723
Regeneron Pharmaceuticals, Inc. (b)	41	11,373
Regions Financial Corp.	63,008	996,787
Reinsurance Group of America, Inc. Class A	414	66,190
Rockwell Automation, Inc.	206	33,949
Ross Stores, Inc.	605	66,459
Salesforce.com, Inc. (b)	6,686	992,470
Sempra Energy	9,919	1,464,144
ServiceNow, Inc. (b)	88	22,339
Southern Copper Corp.	105	3,584
Stanley Black & Decker, Inc.	139	20,073
Starbucks Corp.	891	78,782
Stryker Corp.	1,401	303,036
SunTrust Banks, Inc.	34,464	2,371,123

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Synchrony Financial	405	$13,806
Sysco Corp.	513	40,732
Target Corp.	12,540	1,340,651
Texas Instruments, Inc.	11,936	1,542,609
Thermo Fisher Scientific, Inc.	663	193,112
The TJX Cos., Inc.	33,947	1,892,206
The Travelers Cos., Inc.	1,949	289,797
U.S. Bancorp	7,252	401,326
Uber Technologies, Inc. (b)	730	22,243
Uber Technologies, Inc., Lockup Shares (Acquired 3/20/14, Cost $1,009,279) (b) (c) (d)	65,060	1,962,004
Union Pacific Corp.	459	74,349
United Airlines Holdings, Inc. (b)	489	43,232
United Technologies Corp.	23,749	3,242,213
UnitedHealth Group, Inc.	18,902	4,107,783
Valero Energy Corp.	502	42,790
VeriSign, Inc. (b)	415	78,281
Verizon Communications, Inc.	24,931	1,504,835
Visa, Inc. Class A	5,650	971,856
Vistra Energy Corp.	11,365	303,786
VMware, Inc. Class A	546	81,933
Walmart, Inc.	13,734	1,629,951
The Walt Disney Co.	548	71,415
Wells Fargo & Co.	4,576	230,813
Western Digital Corp.	627	37,394
Weyerhaeuser Co.	12,574	348,300
The Williams Cos., Inc.	90,844	2,185,707
Wyndham Destinations, Inc.	976	44,916
Xcel Energy, Inc.	526	34,132
Xilinx, Inc.	8,810	844,879
Yum China Holdings, Inc.	4,882	221,789
Yum! Brands, Inc.	620	70,327
Zoetis, Inc.	472	58,806

		187,966,016

TOTAL COMMON STOCK (Cost $287,309,001)		321,136,583

PREFERRED STOCK — 0.8%
Brazil — 0.1%
Banco Bradesco SA	128	1,045
Itau Unibanco Holding SA 3.000%	37,544	316,530

		317,575

Germany — 0.2%
Henkel AG & Co. KGaA, 1.880%	17,035	1,686,735

United States — 0.5%
Citigroup Capital XIII, 7.542%, 3 mo. USD LIBOR + 6.370%, VRN	18,250	500,598
GMAC Capital Trust I, Series 2, 7.542%, 3 mo. USD LIBOR + 5.785%, VRN	20,709	542,783
Grand Rounds, Inc., Series C (Acquired 3/31/15, Cost $336,853) (a) (b) (c) (d)	121,323	326,359

	Number of Shares	Value
Grand Rounds, Inc., Series D (Acquired 5/01/18, Cost $185,458) (a) (b) (c) (d)	76,520	$203,543
Lookout, Inc., Series F (Acquired 9/19/14-10/22/14, Cost $628,910) (a) (b) (c) (d)	55,056	395,302
Palantir Technologies, Inc., Series I (Acquired 3/27/14, Cost $656,474) (a) (b) (c) (d)	107,092	652,190
Wells Fargo & Co. Series L, 7.500%	171	260,346

		2,881,121

TOTAL PREFERRED STOCK (Cost $5,007,018)		4,885,431

TOTAL EQUITIES (Cost $292,316,019)		326,022,014

	Principal Amount
BONDS & NOTES — 35.4%

BANK LOANS — 0.1%
United States — 0.1%
Fieldwood Energy LLC Exit 1st Lien TL, 3 mo. LIBOR + 5.250% 7.506% VRN 4/11/22	$130,182	112,534
Exit 2nd Lien TL, 3 mo. LIBOR + 7.250% 9.506% VRN 4/11/23	175,746	130,052
Hilton Worldwide Finance, LLC, 2019 Term Loan B2, 1 mo. LIBOR + 1.750% 3.768% VRN 6/22/26	515,275	518,197

		760,783

TOTAL BANK LOANS (Cost $821,204)		760,783

CORPORATE DEBT — 7.0%
Australia — 0.4%
Quintis (Australia) Pty Limited First Lien Note, (Acquired 7/20/16-4/01/19, Cost $965,848), 7.500% 10/01/26 (a) (c) (d) (f)	966,589	966,589
Quintis (Australia) Pty Limited Second Lien Note, (Acquired 7/20/16, Cost $1,077,000), 12.000% 10/01/28 (a) (c) (d) (e) (f)	1,095,355	1,095,355

		2,061,944

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Cayman Islands — 0.1%
Baidu, Inc. 4.375% 5/14/24	$320,000	$340,985

France — 0.1%
Danone SA 2.589% 11/02/23 (f)	490,000	496,721

India — 0.0%
REI Agro Ltd., Convertible 5.500% 11/13/14 (f) (g)	618,000	6

Japan — 0.2%
Mitsubishi UFJ Financial Group, Inc. 3.777% 3/02/25	164,000	175,169
Sumitomo Mitsui Financial Group, Inc. 3.936% 10/16/23	1,091,000	1,159,050

		1,334,219

Luxembourg — 0.1%
Allergan Funding SCS 3.450% 3/15/22	378,000	387,367
Intelsat Jackson Holdings SA 8.000% 2/15/24 (f)	117,000	121,534

		508,901

Netherlands — 0.2%
Bio City Development Co. B.V., (Acquired 7/05/11, Cost $1,400,000), 8.000% 7/06/20 (a) (c) (d) (f) (g)	1,400,000	168,000
ING Groep NV 4.100% 10/02/23	590,000	626,287
5 year USD Swap + 4.445% 6.000% VRN 12/29/49 (e)	280,000	282,548
NXP BV/NXP Funding LLC 4.625% 6/01/23 (f)	272,000	289,533

		1,366,368

Singapore — 0.1%
CapitaLand Ltd. 1.950% 10/17/23 SGD (f) (h)	500,000	362,815

United Kingdom — 0.4%
HSBC Holdings PLC 3 mo. USD LIBOR + 1.055% 3.262% VRN 3/13/23	412,000	419,412
3 mo. USD LIBOR + 1.211% 3.803% VRN 3/11/25	230,000	239,667
5 year USD ICE Swap + 3.705% 6.375% VRN 12/29/49	705,000	739,813
Lloyds Bank PLC 5 Year UK Gilt + 13.400% 13.000% VRN 12/31/99 GBP (h) (i)	365,000	792,107
UBS Group Funding Switzerland AG 4.125% 9/24/25 (f)	220,000	237,681

		2,428,680

	Principal Amount	Value
United States — 5.4%
AbbVie, Inc. 3.600% 5/14/25	$167,000	$173,694
Allergan Sales LLC 5.000% 12/15/21 (f)	190,000	199,612
American Express Co. 3.700% 8/03/23	839,000	883,940
3 mo. USD LIBOR + 3.285% 4.900% VRN 12/29/49	260,000	260,182
Aon Corp. 4.500% 12/15/28	93,000	104,965
Apple, Inc. 3.200% 5/11/27	662,000	702,025
3.350% 2/09/27	684,000	731,280
AvalonBay Communities, Inc. 3.500% 11/15/24	79,000	83,962
Bank of America Corp. 3.300% 1/11/23	392,000	405,002
4.000% 1/22/25	209,000	221,923
4.125% 1/22/24	867,000	933,143
Becton Dickinson and Co. 2.894% 6/06/22	539,000	547,197
3.125% 11/08/21	380,000	386,309
3.363% 6/06/24	176,000	183,584
BP Capital Markets America, Inc. 3.790% 2/06/24	325,000	345,400
Broadcom, Inc. Co. 3.125% 4/15/21 (f)	663,000	669,360
Capital One Financial Corp. 3.200% 1/30/23	281,000	288,381
3.300% 10/30/24	367,000	379,849
Cigna Corp. 3.400% 9/17/21	531,000	542,929
3.750% 7/15/23	452,000	473,324
Citigroup, Inc. 3 mo. USD LIBOR + .897% 3.352% VRN 4/24/25	674,000	698,338
3 mo. USD LIBOR + 4.059% 5.875% VRN 12/29/49	881,000	888,709
3 mo. USD LIBOR + 4.095% 5.950% VRN 12/29/49	357,000	364,526
Comcast Corp. 3.700% 4/15/24	776,000	827,460
CVS Health Corp. 3.700% 3/09/23	1,204,000	1,253,289
Energy Transfer Operating LP 4.050% 3/15/25	122,000	127,651
Energy Transfer Operating LP 5.875% 1/15/24	155,000	172,307
Enterprise Products Operating LLC 3.350% 3/15/23	538,000	556,565
3.750% 2/15/25	121,000	128,921
3.900% 2/15/24	124,000	131,997

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Fiserv, Inc. 2.750% 7/01/24	$1,383,000	$1,407,032
Gilead Sciences, Inc. 3.250% 9/01/22	392,000	404,977
3.700% 4/01/24	434,000	459,422
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 1.053% 2.908% VRN 6/05/23	392,000	397,069
3.625% 2/20/24	457,000	478,954
3 mo. USD LIBOR + 3.922% 5.375% VRN 12/29/49	416,000	420,855
The Home Depot, Inc. 2.950% 6/15/29	298,000	312,732
Hughes Satellite Systems Corp. 7.625% 6/15/21	70,000	75,425
iHeartCommunications, Inc. 6.375% 5/01/26	330,510	356,951
8.375% 5/01/27	117,060	126,460
International Business Machines Corp. 3.000% 5/15/24	845,000	876,101
JP Morgan Chase & Co. 3 mo. USD LIBOR + 1.000% 4.023% VRN 12/05/24	522,000	556,591
SOFR + 3.380% 5.000% VRN 12/31/99 (i)	470,000	480,514
Kinder Morgan Energy Partners LP 4.150% 2/01/24	101,000	107,377
4.300% 5/01/24	97,000	103,677
Marsh & McLennan Cos., Inc. 3.875% 3/15/24	224,000	238,541
4.375% 3/15/29	93,000	105,183
McDonald’s Corp. 3.350% 4/01/23	243,000	253,609
Morgan Stanley SOFR + 1.152% 2.720% VRN 7/22/25	345,000	348,456
3.875% 4/29/24	532,000	565,957
3 mo. USD LIBOR + 3.610% 5.913% VRN 12/31/49	294,000	296,411
MPLX LP 4.125% 3/01/27	273,000	287,900
NBCUniversal Enterprise, Inc. 5.250% 12/31/49 (f)	300,000	309,000
Nextera Energy Capital Co. Guar 2.900% 4/01/22	363,000	369,536
Occidental Petroleum Corp. 2.700% 8/15/22	125,000	126,163
ONEOK Partners LP 4.900% 3/15/25	476,000	523,434
ONEOK, Inc. 2.750% 9/01/24	315,000	316,595
PayPal Holdings, Inc. 2.400% 10/01/24	100,000	100,542
2.650% 10/01/26	145,000	145,999

	Principal Amount	Value
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	$148,000	$159,087
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	224,000	241,394
QUALCOMM, Inc. 2.600% 1/30/23	197,000	200,196
2.900% 5/20/24	510,000	524,252
Starbucks Corp. 3.100% 3/01/23	393,000	405,713
SunTrust Banks, Inc. 4.000% 5/01/25	159,000	171,861
TransDigm, Inc. 6.250% 3/15/26 (f)	1,008,000	1,082,340
UnitedHealth Group, Inc. 3.700% 12/15/25	91,000	97,973
USB Capital IX 3 mo. USD LIBOR + 1.020% 3.500% VRN 10/29/49	110,000	93,775
Verizon Communications, Inc. 3.500% 11/01/24	436,000	461,042
Vistra Operations Co. LLC 5.625% 2/15/27 (f)	349,000	367,514
Walgreen Co. 3.100% 9/15/22	400,000	409,640
Wells Fargo & Co. 3.069% 1/24/23	78,000	79,431
3 mo. USD LIBOR + 1.170% 3.196% VRN 6/17/27	1,329,000	1,373,225
3.750% 1/24/24	251,000	265,593
Wells Fargo Bank NA 3.550% 8/14/23	641,000	673,031
The Williams Cos., Inc. 3.700% 1/15/23	320,000	330,922
4.550% 6/24/24	184,000	198,040

		31,352,316

TOTAL CORPORATE DEBT (Cost $40,668,439)		40,252,955

SOVEREIGN DEBT OBLIGATIONS — 3.8%
Argentina — 0.2%
Argentine Republic Government International Bond 3.375% 1/15/23 EUR (h)	315,000	130,467
5.250% 1/15/28 EUR (h)	100,000	41,965
5.875% 1/11/28	919,000	372,204
6.875% 1/26/27	936,000	392,194
7.820% 12/31/33 EUR (h)	347,154	173,007

		1,109,837

The accompanying notes are an integral part of the consolidated financial statements.

16

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Australia — 0.3%
Australia Government International Bond 3.000% 3/21/47 AUD (f) (h)	$1,653,000	$1,454,224

Canada — 0.2%
Canadian Government International Bond 0.750% 3/01/21 CAD (h)	1,308,000	974,842

Indonesia — 0.2%
Indonesia Treasury Bond 8.250% 5/15/29 IDR (h)	18,329,000,000	1,378,168

Italy — 1.4%
Italy Buoni Poliennali Del Tesoro 3.000% 8/01/29 EUR (f) (h)	3,876,000	5,091,630
3.850% 9/01/49 EUR (f) (h)	1,779,000	2,797,758

		7,889,388

Mexico — 0.2%
Mexican Bonos 8.000% 9/05/24 MXN (h)	13,000,000	694,665
United Mexican States 10.000% 12/05/24 MXN (h)	12,300,000	712,757

		1,407,422

South Africa — 0.2%
Republic of South Africa Government Bond 8.000% 1/31/30 ZAR (h)	21,086,256	1,299,338

Spain — 1.1%
Spain Government Bond 0.600% 10/31/29 EUR (f) (h)	3,730,000	4,249,585
2.700% 10/31/48 EUR (f) (h)	1,347,000	2,073,222

		6,322,807

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $22,668,083)		21,836,026

U.S. TREASURY OBLIGATIONS — 24.5%
United States — 24.5%
U.S. Treasury Inflation Index 0.500% 4/15/24	21,020,221	21,271,807
0.625% 4/15/23	2,555,424	2,575,548
U.S. Treasury Note 1.500% 8/31/21	12,087,200	12,052,732
2.250% 8/15/49 (j)	12,104,200	12,450,777
U.S. Treasury Note 1.500% 11/30/19 (k)	5,200,000	5,195,633
1.500% 9/15/22	30,363,200	30,306,269
1.625% 8/15/29	11,678,900	11,628,717
1.875% 6/30/26	6,616,400	6,725,855
1.875% 7/31/26	11,874,300	12,071,433

	Principal Amount	Value
2.375% 5/15/29 (l)	$19,067,000	$20,252,357
3.000% 10/31/25 (m)	5,864,500	6,335,951

		140,867,079

TOTAL U.S. TREASURY OBLIGATIONS (Cost $139,863,972)		140,867,079

TOTAL BONDS & NOTES (Cost $204,021,698)		203,716,843

	Number of Shares
MUTUAL FUNDS — 0.7%
Diversified Financial Services — 0.7%
United States — 0.7%
SPDR Gold Shares (k)	6,181	858,355
State Street Navigator Securities Lending Prime Portfolio (n)	3,349,066	3,349,066

		4,207,421

TOTAL MUTUAL FUNDS (Cost $4,207,813)		4,207,421

TOTAL PURCHASED OPTIONS (#) — 0.4% (Cost $3,461,717)		2,097,225

TOTAL LONG-TERM INVESTMENTS (Cost $504,007,247)		536,043,503

	Principal Amount
SHORT-TERM INVESTMENTS — 7.1%
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (o)	$2,256,234	2,256,234

Sovereign Debt Obligations — 2.9%
Japan Treasury Discount Bill 0.000%10/21/19 JPY (h)	558,750,000	5,168,017
0.000%10/28/19 JPY (h)	406,250,000	3,757,673
0.000%11/05/19 JPY (h)	406,250,000	3,757,852
0.000%11/18/19 JPY (h)	450,350,000	4,166,122
U.S. Treasury Bill — 3.8%
U.S. Treasury Bill 0.000% 10/29/19	2,000,000	1,997,095
0.000% 11/12/19	1,000,000	997,980
0.000% 12/05/19	2,000,000	1,993,554
0.000% 12/12/19	3,000,000	2,989,340
0.000% 12/19/19	2,025,000	2,017,333

The accompanying notes are an integral part of the consolidated financial statements.

17

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
0.000% 1/02/20	$2,025,000	$2,015,528
0.000% 1/16/20	10,000,000	9,946,817

TOTAL SHORT-TERM INVESTMENTS (Cost $41,307,549)		41,063,545

TOTAL INVESTMENTS —100.2% (Cost $545,314,796) (p)		577,107,048

Other Assets/(Liabilities) — (0.2)%		(1,423,344)

NET ASSETS — 100.0%		$575,683,704

Abbreviation Legend

ADR	American Depositary Receipt
CDOR	Canadian Dollar Offered Rate
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note

Notes to Consolidated Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)	Non-income producing security.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $13,946,186 or 2.42% of net assets.

(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2019, these securities amounted to a value of $6,248,023 or 1.09% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $3,189,731 or 0.55% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(f)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $28,162,554 or 4.89% of net assets.

(g)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2019, these securities amounted to a value of $168,006 or 0.03% of net assets.

(h)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(i)	Security is perpetual and has no stated maturity date.
(j)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(k)	All or a portion of this security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.
(l)	All or a portion of these securities are pledged/held as collateral for open futures contracts, open purchased and written options. (Note 2).
(m)	All or a portion of these securities are pledged/held as collateral for open purchased and written options. (Note 2).
(n)	Represents investment of security lending collateral. (Note 2).
(o)

Maturity value of $2,256,294. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/31/23, and an aggregate market value, including accrued interest, of $2,305,892.

(p)	See Note 6 for aggregate cost for federal tax purposes.

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
Alibaba Group Holding Ltd.	Bank of America N.A.*	1/17/20	162.50	3,521	USD	572,163	$51,319	$45,834	$5,485

NASDAQ 100 Index	Bank of America N.A.*	10/18/19	7,900.00	147	USD	1,161,300	8,291	16,098	(7,807)

Emerson Electric Co.	Bank of America N.A.*	12/20/19	65.00	18,857	USD	1,225,705	75,519	63,541	11,978

Johnson & Johnson	Bank of America N.A.*	1/17/20	155.00	7,302	USD	1,131,810	603	28,405	(27,802)

DJ Euro STOXX Banks Index	Barclays Bank PLC*	3/19/21	110.00	7,316	EUR	804,760	13,884	32,785	(18,901)

Fedex Corp.	Citibank N.A.*	10/18/19	170.00	3,783	USD	643,110	114	35,776	(35,662)

Alibaba Group Holding Ltd.	Citibank N.A.*	11/22/19	167.00	4,105	USD	685,535	36,514	47,786	(11,272)

The accompanying notes are an integral part of the consolidated financial statements.

18

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call (Continued)
Halliburton Co.	Citibank N.A.*	1/17/20	50.00	19,539	USD	976,950	$2	$83,707	$(83,705)

Qualcomm, Inc.	Citibank N.A.*	1/17/20	71.00	10,307	USD	731,797	87,014	52,252	34,762

JP Morgan Chase & Co.	Citibank N.A.*	1/17/20	114.50	7,207	USD	825,202	50,140	59,090	(8,950)

Euro STOXX 50 Index	Credit Suisse International*	10/18/19	3,600.00	402	EUR	1,447,200	11,956	14,292	(2,336)

Euro STOXX 50 Index	Credit Suisse International*	11/15/19	3,600.00	2,119	EUR	7,628,400	118,602	89,801	28,801

Taiwan Semiconductor Manufacturing Co. Ltd	Credit Suisse International*	1/17/20	46.00	29,133	USD	1,340,118	87,245	62,345	24,900

Fedex Corp.	Credit Suisse International*	1/17/20	162.00	8,213	USD	1,330,506	27,681	112,780	(85,099)

Euro STOXX 50 Index	Credit Suisse International*	3/20/20	3,600.00	160	EUR	576,000	20,047	14,291	5,756

Euro STOXX 50 Index	Credit Suisse International*	3/20/20	3,900.00	354	EUR	1,380,600	6,242	7,398	(1,156)

DAX 30 Index	Credit Suisse International*	3/20/20	14,000.00	78	EUR	1,092,000	2,368	7,485	(5,117)

USD Call JPY Put	Deutsche Bank AG*	12/20/19	109.50	4,040,000	USD	4,040,000	16,483	15,166	1,317

SPDR S&P 500 Trust	Goldman Sachs International*	11/15/19	325.00	506,401	USD	164,580,325	16,023	91,152	(75,129)

Euro STOXX 50 Index	Goldman Sachs International*	12/20/19	3,750.00	299	EUR	1,121,250	5,926	7,515	(1,589)

Euro STOXX 50 Index	Goldman Sachs International*	12/20/19	3,850.00	1,617	EUR	6,225,450	8,149	15,897	(7,748)

Euro STOXX 50 Index	Goldman Sachs International*	12/20/19	3,850.00	1,623	EUR	6,248,550	8,179	17,635	(9,456)

DAX 30 Index	Goldman Sachs International*	12/20/19	13,300.00	74	EUR	984,200	2,553	7,508	(4,955)

DAX 30 Index	Goldman Sachs International*	12/20/19	13,700.00	255	EUR	3,493,500	1,277	15,818	(14,541)

Euro STOXX 50 Index	Goldman Sachs International*	3/20/20	3,800.00	217	EUR	824,600	8,514	7,531	983

DAX 30 Index	Goldman Sachs International*	3/20/20	13,600.00	61	EUR	829,600	5,416	7,388	(1,972)

SPDR Gold Shares (k)	JP Morgan Chase Bank N.A.*	10/18/19	143.00	10,100	USD	1,444,300	6,123	16,867	(10,744)

CVS Health Corp.	JP Morgan Chase Bank N.A.*	1/17/20	78.50	7,193	USD	564,651	1,704	38,989	(37,285)

Alphabet, Inc. Class C	JP Morgan Chase Bank N.A.*	1/17/20	1,315.00	1,129	USD	1,484,635	30,115	53,131	(23,016)

The accompanying notes are an integral part of the consolidated financial statements.

19

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call (Continued)
Qualcomm, Inc.	Morgan Stanley & Co. LLC*	10/18/19	70.00	9,823	USD	687,610	$67,010	$42,600	$24,410

DAX 30 Index	Morgan Stanley & Co. LLC*	12/20/19	13,700.00	255	EUR	3,493,500	1,277	17,846	(16,569)

SPDR Gold Shares (k)	Morgan Stanley & Co. LLC*	12/31/19	147.50	5,056	USD	745,760	8,734	18,184	(9,450)

SPDR Gold Shares (k)	Morgan Stanley & Co. LLC*	1/17/20	147.50	10,099	USD	1,489,603	20,802	28,661	(7,859)

Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. LLC*	3/13/20	4,756.33	20,764	JPY	98,760,538	1,202	64,856	(63,654)

Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. LLC*	9/11/20	4,816.24	16,632	JPY	80,103,704	3,766	47,025	(43,259)

Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. LLC*	12/11/20	4,894.87	16,772	JPY	82,096,743	4,229	57,838	(53,609)

Kroger Co.	Nomura International PLC*	10/18/19	26.00	29,934	USD	778,284	14,908	30,461	(15,553)

Lowe’s Cos., Inc.	Nomura International PLC*	11/15/19	112.00	9,751	USD	1,092,112	24,666	34,031	(9,365)

BP PLC	Nomura International PLC*	1/17/20	45.00	48,952	USD	2,202,840	3,260	83,708	(80,448)

Agilent Technologies, Inc.	Nomura International PLC*	1/17/20	71.00	8,002	USD	568,142	64,728	39,865	24,863

Lowe’s Cos., Inc.	Nomura International PLC*	1/17/20	98.00	6,558	USD	642,684	94,579	42,210	52,369

SPDR Gold Shares (k)	Societe Generale*	10/18/19	136.00	14,612	USD	1,987,232	53,372	38,622	14,750

S&P 500 Index	Societe Generale*	10/18/19	3,050.00	1,214	USD	3,702,700	6,598	26,101	(19,503)

SPDR Gold Shares (k)	Societe Generale*	11/15/19	138.00	19,682	USD	2,716,116	63,202	71,839	(8,637)

SPDR Gold Shares (k)	Societe Generale*	11/15/19	145.00	15,131	USD	2,193,995	16,600	29,640	(13,040)

SPDR Gold Shares (k)	Societe Generale*	11/15/19	147.50	15,129	USD	2,231,528	10,913	25,868	(14,955)

SPDR Gold Shares (k)	Societe Generale*	12/20/19	146.00	34,365	USD	5,017,290	60,740	98,432	(37,692)

SPDR Gold Shares (k)	Societe Generale*	1/17/20	147.50	20,177	USD	2,976,108	41,561	67,779	(26,218)

GBP Call USD Put	UBS AG*	10/08/19	1.34	9,301,000	GBP	9,301,000	91	209,850	(209,759)

Facebook, Inc.	UBS AG*	12/20/19	195.00	9,532	USD	1,858,740	38,556	134,634	(96,078)

Schlumberger Ltd.	UBS AG*	1/17/20	70.00	16,475	USD	1,153,250	15	62,038	(62,023)

DJ Euro STOXX Banks Index	UBS AG*	6/18/21	110.00	9,298	EUR	1,022,780	16,728	39,929	(23,201)

							1,325,540	2,380,280	(1,054,740)

The accompanying notes are an integral part of the consolidated financial statements.

20

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
EUR Put USD Call	Bank of America N.A.*	7/23/20	1.12	819,000	EUR	819,000	$20,256	$11,418	$8,838

USD Put JPY Call	BNP Paribas SA*	12/17/19	106.00	12,539,000	USD	12,539,000	92,726	104,074	(11,348)

GBP Put USD Call	Morgan Stanley & Co. LLC*	10/08/19	1.25	74,400	GBP	74,400	1,562	1,248	314

EUR Put USD Call	Morgan Stanley & Co. LLC*	3/17/20	1.08	7,840,000	EUR	7,840,000	70,489	46,994	23,495

USD Put JPY Call	UBS AG*	3/11/20	102.00	6,871,000	USD	6,871,000	40,910	48,269	(7,359)

							225,943	212,003	13,940

							$1,551,483	$2,592,283	$(1,040,800)

*	Contracts are subject to a Master Netting Agreement.

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
SPDR S&P 500 ETF Trust	10/18/19	303.00	76	USD 2,302,800	$7,676	$16,500	$(8,824)

SPDR S&P 500 ETF Trust	10/28/19	300.00	837	USD 25,110,000	254,448	268,930	(14,482)

SPDR S&P 500 ETF Trust	11/15/19	305.00	68	USD 2,074,000	16,456	25,583	(9,127)

SPDR S&P 500 ETF Trust	12/20/19	305.00	51	USD 1,555,500	23,868	27,093	(3,225)

iShares Russell 2000 ETF	12/31/19	162.00	59	USD 955,800	7,611	19,897	(12,286)

SPDR S&P 500 ETF Trust	1/17/20	307.00	118	USD 3,622,600	58,292	43,560	14,732

					$368,351	$401,563	$(33,212)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 8/17/30	Bank of America N.A.*	8/13/20	3-Month USD LIBOR BBA	Quarterly	1.08%	Semi-Annually	USD 3,353,261	$31,064	$30,167	$897

5-Year Interest Rate Swap, 10/11/24	Goldman Sachs International*	10/09/19	3-Month USD LIBOR BBA	Quarterly	1.45%	Semi-Annually	USD 29,521,997	38,073	168,275	(130,202)

								69,137	198,442	(129,305)

The accompanying notes are an integral part of the consolidated financial statements.

21

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
10-Year Interest Rate Swap, 8/17/30	Bank of America N.A.*	8/13/20	2.08%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 3,353,261	$23,985	$28,858	$(4,873)

5-Year Interest Rate Swap, 11/08/24	Citibank N.A.*	11/06/19	1.56%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 8,181,222	27,381	40,906	(13,525)

5-Year Interest Rate Swap, 12/02/24	Morgan Stanley & Co. LLC*	11/27/19	1.53%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 5,803,760	27,990	17,411	10,579

5-Year Interest Rate Swap, 12/02/24	Morgan Stanley & Co. LLC*	11/27/19	1.53%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 2,310,756	11,144	6,932	4,212

								90,500	94,107	(3,607)

								$159,637	$292,549	$(132,912)

*	Contracts are subject to a Master Netting Agreement.

(#) Interest Rate Caps Purchased

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
2Y-10Y CMS Index Cap	Goldman Sachs International*	2/27/20	0.50%	USD 45,250,000	$2,640	$58,825	$(56,185)

2Y-10Y CMS Index Cap	Goldman Sachs International*	8/27/20	0.50%	USD 45,685,000	15,114	116,497	(101,383)

					$17,754	$175,322	$(157,568)

*	Contracts are subject to a Master Netting Agreement.

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
Alibaba Group Holding Ltd.	Bank of America N.A.*	1/17/20	202.50	3,521	USD	713,003	$(6,592)	$(10,547)	$3,955
Emerson Electric Co.	Bank of America N.A.*	12/20/19	75.00	18,857	USD	1,414,275	(6,401)	(10,838)	4,437
Alibaba Group Holding Ltd.	Citibank N.A.*	11/22/19	195.00	4,105	USD	800,475	(4,401)	(14,957)	10,556
Comcast Corp.	Citibank N.A.*	1/17/20	37.50	17,704	USD	663,900	(140,909)	(53,112)	(87,797)
Qualcomm, Inc.	Citibank N.A.*	1/17/20	86.00	10,307	USD	886,402	(17,429)	(15,409)	(2,020)
JP Morgan Chase & Co.	Citibank N.A.*	1/17/20	125.50	7,207	USD	904,479	(12,989)	(32,071)	19,082
Taiwan Semiconductor Manufacturing Co. Ltd	Credit Suisse International*	1/17/20	51.00	29,133	USD	1,485,783	(28,574)	(20,393)	(8,181)
Fedex Corp.	Credit Suisse International*	1/17/20	190.00	8,213	USD	1,560,470	(3,024)	(35,908)	32,884

The accompanying notes are an integral part of the consolidated financial statements.

22

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call (Continued)
USD Call BRL Put	Deutsche Bank AG*	10/10/19	3.82	1,181,000	USD	1,181,000	$(94,591)	$(23,791)	$(70,800)
SPDR S&P 500 Trust	Goldman Sachs International*	11/15/19	330.00	506,401	USD	167,112,330	(5,477)	(40,512)	35,035
SPDR Gold Shares (k)	JP Morgan Chase Bank N.A.*	10/18/19	153.00	10,100	USD	1,545,300	(415)	(2,626)	2,211
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. LLC*	3/13/20	5,679.90	20,764	JPY	117,937,342	(75)	(25,416)	25,341
GBP Call USD Put	Morgan Stanley & Co. LLC*	10/08/19	1.34	74,400	GBP	74,400	(1)	(45)	44
Qualcomm, Inc.	Morgan Stanley & Co. LLC*	10/18/19	85.00	9,823	USD	834,955	(855)	(8,581)	7,726
USD Call ZAR Put	Morgan Stanley & Co. LLC*	12/12/19	15.50	2,016,000	USD	2,016,000	(44,348)	(20,690)	(23,658)
USD Call MXN Put	Morgan Stanley & Co. LLC*	3/05/20	21.50	2,360,000	USD	2,360,000	(24,620)	(30,715)	6,095
EUR Call USD Put	Morgan Stanley & Co. LLC*	3/17/20	1.15	7,840,000	EUR	7,840,000	(29,224)	(45,648)	16,424
Kroger Co.	Nomura International PLC*	10/18/19	28.50	29,934	USD	853,119	(588)	(8,313)	7,725
Lowe’s Cos., Inc.	Nomura International PLC*	11/15/19	125.00	9,751	USD	1,218,875	(989)	(5,725)	4,736
Agilent Technologies, Inc.	Nomura International PLC*	1/17/20	81.00	8,002	USD	648,162	(19,404)	(13,711)	(5,693)
Lowe’s Cos., Inc.	Nomura International PLC*	1/17/20	115.00	6,558	USD	754,170	(26,578)	(11,031)	(15,547)
SPDR Gold Shares (k)	Societe Generale*	11/15/19	155.00	15,001	USD	2,325,155	(2,728)	(19,563)	16,835
Facebook, Inc.	UBS AG*	12/20/19	225.00	9,532	USD	2,144,700	(4,240)	(44,225)	39,985
DJ Euro STOXX Banks Index	UBS AG*	6/18/21	135.00	9,298	EUR	1,255,230	(4,129)	(10,297)	6,168

							(478,581)	(504,124)	25,543

Put
Johnson & Johnson	Bank of America N.A.*	1/17/20	109.00	7,302	USD	795,918	$(7,037)	$(20,081)	$13,044
Alibaba Group Holding Ltd.	Bank of America N.A.*	1/17/20	135.00	2,348	USD	316,980	(4,916)	(16,938)	12,022
Topix Banks Index	Bank of America N.A.*	12/13/19	156.59	398,406	JPY	62,386,396	(55,895)	(30,676)	(25,219)
Emerson Electric Co.	Bank of America N.A.*	12/20/19	55.00	9,429	USD	518,595	(5,082)	(15,479)	10,397
DJ Euro STOXX Banks Index	Barclays Bank PLC*	3/19/21	110.23	6,214	EUR	684,969	(205,518)	(98,552)	(106,966)
USD Put JPY Call	BNP Paribas SA*	12/17/19	102.00	12,539,000	USD	12,539,000	(25,691)	(31,097)	5,406
Topix Banks Index	BNP Paribas SA*	3/13/20	155.80	538,108	JPY	83,836,365	(81,314)	(47,412)	(33,902)
Bank of America Corp.	Citibank N.A.*	10/11/19	28.50	8,932	USD	254,562	(2,452)	(4,801)	2,349
Alibaba Group Holding Ltd.	Citibank N.A.*	11/22/19	140.00	2,668	USD	373,520	(3,637)	(13,998)	10,361
Qualcomm, Inc.	Citibank N.A.*	1/17/20	57.00	5,154	USD	293,778	(3,495)	(18,154)	14,659
Euro STOXX 50 Index	Credit Suisse International*	11/15/19	3,325.00	1,413	EUR	4,698,225	(32,818)	(55,682)	22,864
Taiwan Semiconductor Manufacturing Co. Ltd	Credit Suisse International*	1/17/20	39.00	14,567	USD	568,113	(9,485)	(19,374)	9,889
Fedex Corp.	Credit Suisse International*	1/17/20	130.00	4,637	USD	602,810	(17,642)	(22,605)	4,963

The accompanying notes are an integral part of the consolidated financial statements.

23

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put (Continued)
CVS Health Corp.	JP Morgan Chase Bank N.A.*	1/17/20	56.00	7,193	USD	402,808	$(9,068)	$(20,500)	$11,432
Citigroup, Inc.	JP Morgan Chase Bank N.A.*	10/11/19	67.00	5,075	USD	340,025	(2,302)	(5,075)	2,773
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. LLC*	3/13/20	3,832.77	20,764	JPY	79,583,734	(52,823)	(46,100)	(6,723)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. LLC*	9/11/20	3,820.96	11,088	JPY	42,366,804	(41,114)	(28,576)	(12,538)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. LLC*	12/11/20	3,786.60	11,181	JPY	42,337,938	(47,454)	(34,357)	(13,097)
USD Put ZAR Call	Morgan Stanley & Co. LLC*	12/12/19	14.00	2,016,000	USD	2,016,000	(4,371)	(24,803)	20,432
Topix Banks Index	Morgan Stanley & Co. LLC*	12/13/19	156.59	753,213	JPY	117,943,816	(105,658)	(64,202)	(41,456)
SPDR Gold Shares (k)	Morgan Stanley & Co. LLC*	12/31/19	136.00	2,022	USD	274,992	(4,169)	(1,985)	(2,184)
SPDR Gold Shares (k)	Morgan Stanley & Co. LLC*	1/17/20	134.00	5,050	USD	676,700	(8,004)	(5,032)	(2,972)
Topix Banks Index	Morgan Stanley & Co. LLC*	4/10/20	157.82	477,857	JPY	75,413,576	(84,291)	(45,286)	(39,005)
BP PLC	Nomura International PLC*	1/17/20	36.00	48,952	USD	1,762,272	(52,324)	(55,805)	3,481
Kroger Co.	Nomura International PLC*	1/17/20	21.00	9,400	USD	197,400	(3,135)	(12,292)	9,157
Agilent Technologies, Inc.	Nomura International PLC*	1/17/20	61.00	6,967	USD	424,987	(4,223)	(23,370)	19,147
S&P 500 Index	Societe Generale*	10/18/19	2,875.00	605	USD	1,739,375	(7,706)	(6,051)	(1,655)
SPDR Gold Shares (k)	Societe Generale*	12/20/19	134.00	16,425	USD	2,200,950	(19,948)	(13,576)	(6,372)
SPDR Gold Shares (k)	Societe Generale*	1/17/20	133.00	10,088	USD	1,341,704	(13,116)	(8,156)	(4,960)
GBP Put USD Call	UBS AG*	10/08/19	1.25	9,301,000	GBP	9,301,000	(195,259)	(120,192)	(75,067)
USD Put JPY Call	UBS AG*	3/11/20	99.00	6,871,000	USD	6,871,000	(21,567)	(25,080)	3,513
DJ Euro STOXX Banks Index	UBS AG*	6/18/21	106.38	6,318	EUR	672,108	(208,423)	(101,970)	(106,453)

							(1,339,937)	(1,037,257)	(302,680)

							$(1,818,518)	$(1,541,381)	$(277,137)

*	Contracts are subject to a Master Netting Agreement.

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
Invesco QQQ Trust Series 1	10/18/19	178.00	101	USD	1,797,800	$(7,070)	$(12,224)	$5,154
Wells Fargo & Co.	11/15/19	45.00	116	USD	522,000	(3,364)	(11,804)	8,440
Agilent Technologies, Inc.	11/15/19	70.00	54	USD	378,000	(3,024)	(3,821)	797
Merck & Co., Inc.	11/15/19	75.00	61	USD	457,500	(2,928)	(4,072)	1,144
Microsoft Corp.	11/15/19	130.00	11	USD	143,000	(2,145)	(2,879)	734
Fleetcor Technologies, Inc.	11/15/19	270.00	10	USD	270,000	(6,700)	(6,377)	(323)

The accompanying notes are an integral part of the consolidated financial statements.

24

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put (Continued)
Bank Of America Corp.	12/20/19	27.00	108	USD	291,600	$(6,912)	$(6,670)	$(242)
Emerson Electric Co.	12/20/19	60.00	44	USD	264,000	(4,268)	(6,337)	2,069
Citigroup, Inc.	12/20/19	62.50	51	USD	318,750	(6,477)	(6,880)	403
JP Morgan Chase & Co.	12/20/19	105.00	41	USD	430,500	(5,371)	(5,568)	197
Microsoft Corp.	12/20/19	125.00	27	USD	337,500	(5,670)	(6,368)	698
Apple, Inc.	12/20/19	200.00	17	USD	340,000	(6,086)	(7,357)	1,271
SPDR S&P 500 ETF Trust	12/20/19	280.00	51	USD	1,428,000	(22,287)	(26,099)	3,812
Amazon.com, Inc.	12/20/19	1,630.00	3	USD	489,000	(13,740)	(9,587)	(4,153)
iShares Russell 2000 ETF	12/31/19	140.00	59	USD	826,000	(14,041)	(10,783)	(3,258)

						$(110,083)	$(126,826)	$16,743

Interest Rate Swaptions Written

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
2-Year Interest Rate Swap, 8/17/22	Bank of America N.A.*	8/13/20	0.88%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	16,561,103	$(27,767)	$(36,184)	$8,417

5-Year Interest Rate Swap, 10/11/24	Goldman Sachs International*	10/09/19	1.20%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	29,521,997	(776)	(64,258)	63,482

5-Year Interest Rate Swap, 12/31/24	Goldman Sachs International*	12/27/19	1.55%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	3,603,157	(32,450)	(26,946)	(5,504)

									(60,993)	(127,388)	66,395

Put
2-Year Interest Rate Swap, 8/17/22	Bank of America N.A.*	8/13/20	3-Month USD LIBOR BBA	Quarterly	1.88%	Semi-Annually	USD	16,561,103	$(26,792)	$(31,674)	$4,882

5-Year Interest Rate Swap, 11/08/24	Citibank N.A.*	11/06/19	3-Month USD LIBOR BBA	Quarterly	1.66%	Semi-Annually	USD	8,181,222	(14,039)	(26,180)	12,141

5-Year Interest Rate Swap, 11/08/24	Citibank N.A.*	11/06/19	3-Month USD LIBOR BBA	Quarterly	1.76%	Semi-Annually	USD	8,181,222	(6,368)	(17,181)	10,813

									(47,199)	(75,035)	27,836

									$(108,192)	$(202,423)	$94,231

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the consolidated financial statements.

25

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/08/19	USD	2,914,296	GBP	2,324,000	$56,106
Bank of America N.A.*	11/01/19	EUR	2,771,625	USD	3,102,210	(74,447)
Bank of America N.A.*	12/05/19	USD	1,418,914	SGD	1,973,000	(9,637)
BNP Paribas SA*	10/08/19	USD	2,900,650	GBP	2,363,000	(5,505)
BNP Paribas SA*	11/08/19	CHF	164,834	USD	170,000	(4,319)
BNP Paribas SA*	12/03/19	USD	559,000	ZAR	8,637,668	(6,780)
BNP Paribas SA*	12/06/19	CHF	1,377,358	USD	1,421,000	(33,328)
BNP Paribas SA*	12/18/19	USD	2,495,000	JPY	268,277,370	289
Citibank N.A.*	11/01/19	EUR	1,248,000	USD	1,393,629	(30,296)
Credit Suisse International*	12/06/19	USD	1,564,000	BRL	6,540,648	(3,819)
Deutsche Bank AG*	10/24/19	USD	2,294,891	JPY	245,753,000	18,774
Deutsche Bank AG*	11/01/19	EUR	3,516,000	USD	3,975,067	(134,139)
Deutsche Bank AG*	12/06/19	USD	1,000,000	CLP	718,500,000	13,309
Goldman Sachs International*	10/03/19	JPY	304,300,000	USD	2,827,523	(13,006)
Goldman Sachs International*	10/24/19	JPY	589,307,000	USD	5,488,134	(30,086)
Goldman Sachs International*	11/01/19	USD	3,922,805	EUR	3,494,625	105,227
Goldman Sachs International*	12/06/19	NZD	1,799,000	USD	1,147,611	(19,384)
Goldman Sachs International*	12/10/19	EUR	3,598,000	USD	3,974,814	(32,759)
Goldman Sachs International*	12/18/19	USD	387,000	JPY	41,629,319	(111)
JP Morgan Chase Bank N.A.*	11/22/19	GBP	2,059,000	USD	2,495,457	41,250
JP Morgan Chase Bank N.A.*	11/22/19	JPY	456,455,000	USD	4,338,700	(103,157)
JP Morgan Chase Bank N.A.*	11/22/19	USD	1,366,857	INR	98,821,000	(20,176)
JP Morgan Chase Bank N.A.*	12/06/19	NOK	8,698,000	USD	995,583	(38,582)
Morgan Stanley & Co. LLC*	10/08/19	GBP	2,314,000	USD	2,889,716	(43,824)
Morgan Stanley & Co. LLC*	11/01/19	EUR	1,260,000	USD	1,417,585	(41,143)
Morgan Stanley & Co. LLC*	11/15/19	JPY	302,170,341	USD	2,852,000	(49,360)
Morgan Stanley & Co. LLC*	12/03/19	EUR	2,805,000	USD	3,112,987	(41,759)
Morgan Stanley & Co. LLC*	12/05/19	JPY	150,371,725	USD	1,423,000	(26,381)
Morgan Stanley & Co. LLC*	12/05/19	EUR	2,027,000	USD	2,258,930	(39,131)
Morgan Stanley & Co. LLC*	12/06/19	USD	409,000	CLP	293,858,082	5,455
Morgan Stanley & Co. LLC*	12/10/19	JPY	270,301,302	USD	2,558,000	(46,336)
Morgan Stanley & Co. LLC*	12/13/19	EUR	1,822,000	USD	2,009,379	(12,595)
Morgan Stanley & Co. LLC*	12/18/19	EUR	3,527,400	USD	3,915,590	(48,011)
Morgan Stanley & Co. LLC*	12/19/19	ZAR	22,586,000	USD	1,512,540	(36,186)
State Street Bank and Trust Co.*	10/31/19	ZAR	12,176,000	USD	865,785	(64,856)
State Street Bank and Trust Co.*	10/31/19	USD	863,103	AUD	1,229,000	32,744
State Street Bank and Trust Co.*	12/05/19	GBP	1,067,000	USD	1,299,767	15,466
UBS AG*	11/01/19	EUR	1,255,000	USD	1,410,921	(39,941)
UBS AG*	11/01/19	USD	7,327,641	EUR	6,556,000	165,774
UBS AG*	11/08/19	CHF	1,214,855	USD	1,254,000	(32,898)
UBS AG*	11/22/19	EUR	1,015,000	USD	1,130,396	(19,944)
UBS AG*	12/05/19	NZD	902,000	USD	571,480	(5,810)
UBS AG*	12/06/19	EUR	1,284,000	USD	1,414,270	(8,011)
UBS AG*	12/16/19	NZD	897,000	USD	576,668	(14,008)

						$(675,331)

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the consolidated financial statements.

26

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-BTP	12/06/19	9	$1,408,790	$21,835
Mini MSCI Emerging Market Index	12/20/19	25	1,283,368	(30,993)
Nasdaq 100 E Mini Index	12/20/19	4	630,441	(8,801)
U.S. Treasury Note 2 Year	12/31/19	148	31,854,150	39,850
U.S. Treasury Note 5 Year	12/31/19	164	19,587,708	(47,364)

				$(25,473)

Short
Euro-Bund	12/06/19	10	$(1,899,513)	$275
Yen Denom Nikkei	12/12/19	90	(8,823,326)	(276,558)
U.S. Treasury Note 10 Year	12/19/19	96	(12,449,989)	(60,011)
Euro Stoxx 50 Index	12/20/19	2	(76,670)	(825)
S&P 500 E Mini Index	12/20/19	27	(4,002,248)	(18,727)

				$(355,846)

Centrally Cleared Credit Default Swap — Sell Protection††

Reference Obligation/Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.32.V2†	5.000%	Quarterly	6/20/24	BB	USD	174,078	$12,416	$13,447	$(1,031)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

3-Month CDOR	Quarterly	Fixed 1.905%	Semi-Annually	7/09/21	CAD	1,420,000	$543	$11	$532

3-Month CDOR	Quarterly	Fixed 1.908%	Semi-Annually	7/09/21	CAD	18,033,107	7,487	139	7,348

Fixed 1.550%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	9/27/24	USD	5,381,182	(10,873)	70	(10,943)

3-Month USD LIBOR BBA	Quarterly	Fixed 1.280%	Semi-Annually	11/29/24	USD	1,155,000	(11,629)	14	(11,643)

3-Month USD LIBOR BBA	Quarterly	Fixed 1.280%	Semi-Annually	11/29/24	USD	2,902,000	(28,896)	35	(28,931)

							$(43,368)	$269	$(43,637)

OTC Total Return Swaps

Paid by the Fund			Received by the Fund
Rate/ Reference		Frequency	Rate/ Reference	Frequency	No. of Contracts	Counterparty	Termination Date	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)

USD	157,788	Maturity	S&P 500 Dividend Index Future December 2021	Maturity	3,250	BNP Paribas SA*	12/17/21	$34,450	$—	$34,450

USD	131,931	Maturity	S&P 500 Dividend Index Future December 2020	Maturity	2,750	Goldman Sachs International*	12/18/20	30,044	—	30,044

								$64,494	$—	$64,494

The accompanying notes are an integral part of the consolidated financial statements.

27

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Notional Amount		Net Value of Reference Entities	Unrealized Appreciation/ (Depreciation)	Gross Notional Amount Asset %

Equity Securities Short	J.P. Morgan Chase Bank N.A.*	10/10/2019	USD	1,108,097	$1,093,320	$14,777	0.2%

Equity Securities Short	Citigroup Global Markets Inc.*	10/22/2019	USD	808,534	793,826	14,708	0.1%

					$1,887,146	$29,485

A portion of the cash collateral received from Goldman Sachs International in the amount of $140,000 was related to swap agreements at September 30, 2019.

(a)

The Fund receives or pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specific benchmark, plus or minus a spread in a range of (225) – 17.5 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

1 month USD LIBOR
1 week USD LIBOR
Federal Funds Rate

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the creditworthiness of the underlying issuer. As the credit rating declines, the likelihood of payment by the fund increases. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

28

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

September 30, 2019

Assets:
Investments, at value (Note 2) (a)	$536,043,503
Repurchase agreements, at value (Note 2) (b)	2,256,234
Other short-term investments, at value (Note 2) (c)	38,807,311

Total investments (d)	577,107,048

Cash	616,197
Foreign currency, at value (e)	128,040
Receivables from:
Investments sold	4,258,530
Collateral pledged for equities sold short	363,957
Open forward contracts (Note 2)	454,394
Investment adviser (Note 3)	25,502
Fund shares sold	6,921,495
Variation margin on open derivative instruments (Note 2)	240,167
Interest and dividends	1,718,602
Interest tax reclaim receivable	99,151
Foreign taxes withheld	232,810
Open swap agreements, at value (Note 2)	93,979
Prepaid expenses	26,963

Total assets	592,286,835

Liabilities:
Payables for:
Investments purchased	6,896,271
Collateral held for open derivative instruments (Note 2)	1,090,000
Written options outstanding, at value (Note 2) (f)	2,036,793
Open forward contracts (Note 2)	1,129,725
Interest and dividends	10,651
Fund shares repurchased	947,834
Securities on loan (Note 2)	3,349,066
Trustees’ fees and expenses (Note 3)	79,332
Affiliates (Note 3):
Investment advisory fees	379,730
Administration fees	91,337
Service fees	13,998
Shareholder service fees	1,432
Distribution fees	7,579
Accrued expense and other liabilities	569,383

Total liabilities	16,603,131

Net assets	$575,683,704

Net assets consist of:
Paid-in capital	$526,104,773
Accumulated Gain (Loss)	49,578,931

Net assets	$575,683,704

(a) Cost of investments:	$504,007,247
(b) Cost of repurchase agreements:	$2,256,234
(c) Cost of other short-term investments:	$39,051,315
(d) Securities on loan with market value of:	$3,189,731
(e) Cost of foreign currency:	$128,118
(f) Premiums on written options:	$1,870,630

The accompanying notes are an integral part of the consolidated financial statements.

29

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

September 30, 2019

Class I shares:
Net assets	$539,537,581

Shares outstanding (a)	49,063,924

Net asset value, offering price and redemption price per share	$11.00

Class R5 shares:
Net assets	$4,637,225

Shares outstanding (a)	415,668

Net asset value, offering price and redemption price per share	$11.16

Service Class shares:
Net assets	$3,965,001

Shares outstanding (a)	361,114

Net asset value, offering price and redemption price per share	$10.98

Administrative Class shares:
Net assets	$7,466,023

Shares outstanding (a)	658,559

Net asset value, offering price and redemption price per share	$11.34

Class A shares:
Net assets	$2,523,406

Shares outstanding (a)	230,555

Net asset value, and redemption price per share	$10.94

Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.58

Class R4 shares:
Net assets	$7,021,370

Shares outstanding (a)	648,450

Net asset value, offering price and redemption price per share	$10.83

Class R3 shares:
Net assets	$10,533,098

Shares outstanding (a)	977,231

Net asset value, offering price and redemption price per share	$10.78

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

30

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended September 30, 2019

Investment income (Note 2):
Dividends (a)	$7,488,405
Interest (b)	5,942,809
Securities lending net income	75,925

Total investment income	13,507,139

Expenses (Note 3):
Investment advisory fees	4,375,857
Custody fees	344,764
Dividend expense on short sales	30,544
Audit fees	161,950
Legal fees	48,498
Proxy fees	1,365
Accounting & Administration fees	99,210
Shareholder reporting fees	28,694
Trustees’ fees	25,623
Registration and filing fees	101,937
Transfer agent fees	3,017

5,221,459
Administration fees:
Class R5	4,809
Service Class	6,041
Administrative Class	11,622
Class A	4,141
Class R4	17,704
Class R3	25,460
Distribution fees:
Class R3	31,825
Distribution and Service fees:
Class A	6,902
Class R4	22,130
Class R3	31,825
Shareholder service fees:
Service Class	2,014
Administrative Class	11,622
Class A	4,141

Total expenses	5,401,695
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(702,628)
Class R5 fees reimbursed by adviser	(6,499)
Service Class fees reimbursed by adviser	(5,501)
Administrative Class fees reimbursed by adviser	(10,662)
Class A fees reimbursed by adviser	(3,851)
Class R4 fees reimbursed by adviser	(12,410)
Class R3 fees reimbursed by adviser	(17,410)

Net expenses:	4,642,734

Net investment income (loss)	8,864,405

The accompanying notes are an integral part of the consolidated financial statements.

31

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended September 30, 2019

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$12,939,028
Futures contracts	(255,137)
Written options	993,045
Equities sold short	318,263
Swap agreements	(231,630)
Foreign currency transactions	49,424
Forward contracts	(365,999)

Net realized gain (loss)	13,446,994

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(5,616,136)*
Futures contracts	(129,029)
Written options	219,540
Equities sold short	(163,357)
Swap agreements	28,331
Translation of assets and liabilities in foreign currencies	(30,209)
Forward contracts	(696,164)

Net change in unrealized appreciation (depreciation)	(6,387,024)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	7,059,970

Net increase (decrease) in net assets resulting from operations	$15,924,375

(a) Net of foreign withholding tax of:	$569,452
(b) Net of foreign withholding tax of:	$20,228
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$(20,817)

The accompanying notes are an integral part of the consolidated financial statements.

32

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statements of Changes in Net Assets

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,864,405	$8,831,409
Net realized gain (loss)	13,446,994	17,060,599
Net change in unrealized appreciation (depreciation)	(6,387,024)	(10,649,912)

Net increase (decrease) in net assets resulting from operations	15,924,375	15,242,096

Distributions to shareholders (Note 2):
Class I	(22,186,688)	(13,565,956)*
Class R5	(198,646)	(177,850)*
Service Class	(174,343)	(248,833)*
Administrative Class	(304,003)	(210,845)*
Class A	(106,693)	(67,977)*
Class R4	(353,100)	(232,877)*
Class R3	(473,178)	(261,470)*

Total distributions	(23,796,651)	(14,765,808)

Net fund share transactions (Note 5):
Class I	9,288,362	(8,551,985)
Class R5	(1,733,214)	(1,093,416)
Service Class	(530,569)	(6,434,964)
Administrative Class	(1,077,760)	(1,235,167)
Class A	(1,231,204)	(45,709)
Class R4	(2,214,510)	(1,185,994)
Class R3	(3,322,506)	79,137

Increase (decrease) in net assets from fund share transactions	(821,401)	(18,468,098)

Total increase (decrease) in net assets	(8,693,677)	(17,991,810)
Net assets*
Beginning of year	584,377,381	602,369,191

End of year	$575,683,704	$584,377,381

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the consolidated financial statements.

33

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including short sale dividend and loan expense)[y]		Ratio of expenses to average daily net assets after expense waivers (including short sale dividend and loan expense)[j],y		Ratio of expenses to average daily net assets after expense waivers (excluding short sale dividend and loan expense)[j]		Net investment income (loss) to average daily net assets (including short sale dividend and loan expense)
Class I
9/30/19	$11.18	$0.17	$0.11	$0.28	$(0.12)	$(0.34)	$(0.46)	$11.00	2.99%		$539,538	0.93%		0.80%		0.79%		1.61%
9/30/18	11.17	0.17	0.12	0.29	(0.25)	(0.03)	(0.28)	11.18	2.61%		537,404	0.97%		0.79%		0.79%	[z]	1.51%
9/30/17	10.16	0.14	0.97	1.11	(0.10)	-	(0.10)	11.17	10.99%		545,487	1.00%		0.81%		0.79%		1.33%
9/30/16	10.11	0.14	0.53	0.67	(0.08)	(0.54)	(0.62)	10.16	6.91%		519,733	0.97%		0.80%		0.79%		1.39%
9/30/15[i]	10.73	0.11	(0.48)	(0.37)	(0.07)	(0.18)	(0.25)	10.11	(3.53%	)[b]	590,934	0.96%	[a]	0.79%	[a]	0.79%	[a,z]	1.39%	[a]
12/31/14[h]	11.80	0.13	0.06	0.19	(0.28)	(0.98)	(1.26)	10.73	1.57%	[b]	611,549	0.96%	[a]	0.79%	[a]	0.79%	[a,z]	1.40%	[a]
Class R5
9/30/19	$11.33	$0.16	$0.12	$0.28	$(0.11)	$(0.34)	$(0.45)	$11.16	2.89%		$4,637	1.03%		0.90%		0.89%		1.50%
9/30/18	11.31	0.16	0.13	0.29	(0.24)	(0.03)	(0.27)	11.33	2.57%		6,466	1.06%		0.89%		0.89%	[z]	1.41%
9/30/17	10.29	0.13	0.98	1.11	(0.09)	-	(0.09)	11.31	10.83%		7,554	1.10%		0.91%		0.89%		1.23%
9/30/16	10.23	0.13	0.54	0.67	(0.07)	(0.54)	(0.61)	10.29	6.81%		7,390	1.07%		0.90%		0.89%		1.33%
9/30/15[i]	10.87	0.10	(0.49)	(0.39)	(0.07)	(0.18)	(0.25)	10.23	(3.67%	)[b]	7,340	1.06%	[a]	0.89%	[a]	0.89%	[a,z]	1.26%	[a]
12/31/14	11.74	0.25	(0.02)	0.23	(0.12)	(0.98)	(1.10)	10.87	1.89%		12,994	1.01%		0.88%		0.88%	[z]	2.12%
Service Class
9/30/19	$11.16	$0.15	$0.11	$0.26	$(0.10)	$(0.34)	$(0.44)	$10.98	2.74%		$3,965	1.13%		1.00%		0.99%		1.40%
9/30/18	11.14	0.13	0.15	0.28	(0.23)	(0.03)	(0.26)	11.16	2.50%		4,587	1.16%		0.99%		0.99%	[z]	1.20%
9/30/17	10.14	0.12	0.95	1.07	(0.07)	-	(0.07)	11.14	10.66%		11,011	1.20%		1.01%		0.99%		1.12%
9/30/16	10.08	0.12	0.54	0.66	(0.06)	(0.54)	(0.60)	10.14	6.79%		11,890	1.17%		1.00%		0.99%		1.23%
9/30/15[i]	10.72	0.10	(0.49)	(0.39)	(0.07)	(0.18)	(0.25)	10.08	(3.72%	)[b]	15,267	1.16%	[a]	0.99%	[a]	0.99%	[a,z]	1.21%	[a]
12/31/14	11.74	0.19	0.03	0.22	(0.26)	(0.98)	(1.24)	10.72	1.80%		11,605	1.14%		0.99%		0.99%	[z]	1.61%
Administrative Class
9/30/19	$11.50	$0.14	$0.13	$0.27	$(0.09)	$(0.34)	$(0.43)	$11.34	2.71%		$7,466	1.23%		1.10%		1.09%		1.31%
9/30/18	11.48	0.14	0.13	0.27	(0.22)	(0.03)	(0.25)	11.50	2.32%		8,687	1.26%		1.09%		1.09%	[z]	1.19%
9/30/17	10.44	0.11	0.99	1.10	(0.06)	-	(0.06)	11.48	10.59%		9,916	1.30%		1.11%		1.09%		1.03%
9/30/16	10.36	0.11	0.55	0.66	(0.04)	(0.54)	(0.58)	10.44	6.61%		9,991	1.27%		1.10%		1.09%		1.11%
9/30/15[i]	11.02	0.09	(0.50)	(0.41)	(0.07)	(0.18)	(0.25)	10.36	(3.80%	)[b]	14,055	1.26%	[a]	1.09%	[a]	1.09%	[a,z]	1.09%	[a]
12/31/14	12.03	0.18	0.03	0.21	(0.24)	(0.98)	(1.22)	11.02	1.70%		16,936	1.25%		1.10%		1.10%	[z]	1.50%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31 2014
	2019	2018	2017	2016
Portfolio turnover rate	174%	145%	153%	171%	90%	94%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Consolidated Statement of Operations.
z	Amount of short sale dividend and loan expense had no impact on the ratio of expenses to average daily net assets.

The accompanying notes are an integral part of the consolidated financial statements.

34

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including short sale dividend and loan expense)[y]		Ratio of expenses to average daily net assets after expense waivers (including short sale dividend and loan expense)[j],y		Ratio of expenses to average daily net assets after expense waivers (excluding short sale dividend and loan expense)[j]		Net investment income (loss) to average daily net assets (including short sale dividend and loan expense)
Class A
9/30/19	$11.10	$0.11	$0.12	$0.23	$(0.05)	$(0.34)	$(0.39)	$10.94	2.42%		$2,523	1.49%		1.35%		1.34%		1.04%
9/30/18	11.08	0.11	0.11	0.22	(0.17)	(0.03)	(0.20)	11.10	2.00%		3,836	1.52%		1.34%		1.34%	[z]	0.96%
9/30/17	10.07	0.08	0.97	1.05	(0.04)	-	(0.04)	11.08	10.42%		3,873	1.55%		1.36%		1.34%		0.77%
9/30/16	10.01	0.09	0.52	0.61	(0.01)	(0.54)	(0.55)	10.07	6.26%		5,748	1.52%		1.35%		1.34%		0.87%
9/30/15[i]	10.67	0.07	(0.48)	(0.41)	(0.07)	(0.18)	(0.25)	10.01	(3.93%	)[b]	6,922	1.51%	[a]	1.34%	[a]	1.34%	[a,z]	0.85%	[a]
12/31/14	11.69	0.15	0.03	0.18	(0.22)	(0.98)	(1.20)	10.67	1.42%		8,694	1.50%		1.35%		1.35%	[z]	1.26%
Class R4
9/30/19	$11.00	$0.12	$0.12	$0.24	$(0.07)	$(0.34)	$(0.41)	$10.83	2.57%		$7,021	1.39%		1.25%		1.24%		1.17%
9/30/18	11.00	0.12	0.11	0.23	(0.20)	(0.03)	(0.23)	11.00	2.10%		9,324	1.41%		1.24%		1.24%	[z]	1.05%
9/30/17	10.01	0.08	0.97	1.05	(0.06)	-	(0.06)	11.00	10.53%		10,527	1.45%		1.26%		1.24%		0.82%
9/30/16	9.99	0.11	0.51	0.62	(0.06)	(0.54)	(0.60)	10.01	6.46%		16,392	1.42%		1.25%		1.24%		1.10%
9/30/15[i]	10.65	0.08	(0.49)	(0.41)	(0.07)	(0.18)	(0.25)	9.99	(3.84%	)[b]	2,642	1.41%	[a]	1.24%	[a]	1.24%	[a,z]	0.93%	[a]
12/31/14[h]	11.73	0.11	0.03	0.14	(0.24)	(0.98)	(1.22)	10.65	1.15%	[b]	101	1.41%	[a]	1.24%	[a]	1.24%	[a,z]	1.20%	[a]
Class R3
9/30/19	$10.95	$0.10	$0.11	$0.21	$(0.04)	$(0.34)	$(0.38)	$10.78	2.31%		$10,533	1.63%		1.50%		1.49%		0.92%
9/30/18	10.95	0.09	0.12	0.21	(0.18)	(0.03)	(0.21)	10.95	1.88%		14,074	1.67%		1.49%		1.49%	[z]	0.82%
9/30/17	9.98	0.07	0.95	1.02	(0.05)	-	(0.05)	10.95	10.23%		14,001	1.70%		1.51%		1.49%		0.64%
9/30/16	9.98	0.08	0.52	0.60	(0.06)	(0.54)	(0.60)	9.98	6.16%		10,403	1.67%		1.50%		1.49%		0.83%
9/30/15[i]	10.65	0.06	(0.48)	(0.42)	(0.07)	(0.18)	(0.25)	9.98	(4.03%	)[b]	2,587	1.66%	[a]	1.49%	[a]	1.49%	[a,z]	0.73%	[a]
12/31/14[h]	11.73	0.08	0.04	0.12	(0.22)	(0.98)	(1.20)	10.65	0.97%	[b]	101	1.66%	[a]	1.49%	[a]	1.49%	[a,z]	0.95%	[a]

35

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Select BlackRock Global Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Basis	of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of September 30, 2019, the Fund’s net assets were $575,683,704, of which $6,242,907 or 1.08%, represents the Subsidiary’s net assets.

New	Disclosure Requirements

Pursuant to amendments to certain disclosure requirements in Regulation S-X adopted by the Securities and Exchange Commission (“SEC”), the presentation of certain disclosures within the Consolidated Statements of Assets and Liabilities and the Statements of Changes in Net Assets have been conformed to meet these new requirements. There is no longer a requirement to present the components of distributable earnings on the Consolidated Statements of Assets and Liabilities. Adjustments to the Consolidated Statements of Changes in Net Assets include updates to prior year distributions to shareholders, distributions in excess of net investment income, and undistributed net investment income.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2018:

Distributions to shareholders
From net investment income:
Class I	$(12,090,103)
Class R5	(157,710)
Service Class	(219,365)
Administrative Class	(184,721)
Class A	(57,693)
Class R4	(202,063)
Class R3	(222,866)

Total distributions from net investment income	(13,134,521)

36

Notes to Consolidated Financial Statements (Continued)

From net realized gains:
Class I	$(1,475,853)
Class R5	(20,140)
Service Class	(29,468)
Administrative Class	(26,124)
Class A	(10,284)
Class R4	(30,814)
Class R3	(38,604)

Total distributions from net realized gains	(1,631,287)

Accumulated undistributed (distributions in excess of) net investment income at end of year	$4,003,912

Investment	Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, the Fund’s net asset value generally is not calculated and the Fund does not anticipate accepting buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s

37

Notes to Consolidated Financial Statements (Continued)

Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Fund’s subadviser utilizes one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date the Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

[1]

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

38

Notes to Consolidated Financial Statements (Continued)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of September 30, 2019, for the Fund’s investments:

	Level 1	Level 2	Level 3		Total
Asset Investments
Common Stock*
Argentina	$10,490	$-	$-		$10,490
Australia	-	877,939	476,603	**	1,354,542
Bermuda	384,688	689,507	-		1,074,195
Brazil	3,396,350	-	-		3,396,350
Canada	5,277,670	-	-		5,277,670
Cayman Islands	3,231,530	4,299,604	-		7,531,134
Chile	128,347	-	-		128,347
China	-	2,554,831	-		2,554,831
Czech Republic	-	173,095	-		173,095
Denmark	-	693,638	-		693,638
Finland	-	2,295	-		2,295

39

Notes to Consolidated Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Asset Investments (Continued)
Common Stock* (Continued)
France	$29,796	$12,370,894	$-		$12,400,690
Germany	-	8,935,905	-		8,935,905
Hong Kong	-	4,128,207	-		4,128,207
India	-	4,417,236	-		4,417,236
Indonesia	-	245,125	-		245,125
Ireland	740,757	-	-		740,757
Italy	-	4,760,078	-		4,760,078
Japan	-	31,165,911	-		31,165,911
Liberia	32,932	-	-		32,932
Malaysia	-	91,273	-		91,273
Mexico	52,017	-	-		52,017
Netherlands	181,079	8,030,458	-		8,211,537
Panama	8,829	-	-		8,829
Portugal	-	184,481	-		184,481
Republic of Korea	-	2,546,484	-		2,546,484
Singapore	-	2,794,949	-		2,794,949
South Africa	-	41,723	-		41,723
Spain	-	3,291,211	-		3,291,211
Sweden	-	103,837	-		103,837
Switzerland	1,673,971	4,779,618	-		6,453,589
Taiwan	-	7,698,163	-		7,698,163
Thailand	1,017,880	61,299	-		1,079,179
Turkey	-	34,382	-		34,382
United Kingdom	1,163,166	10,392,319	-		11,555,485
United States	185,814,051	2,149,887	2,078	**	187,966,016
Preferred Stock*
Brazil	317,575	-	-		317,575
Germany	-	1,686,735	-		1,686,735
United States	1,303,727	-	1,577,394	**	2,881,121
Bank Loans	-	760,783	-		760,783
Corporate Debt	-	38,023,011	2,229,944	**	40,252,955
Sovereign Debt Obligations	-	21,836,026	-		21,836,026
U.S. Treasury Obligations	-	140,867,079	-		140,867,079
Mutual Funds	4,207,421	-	-		4,207,421
Purchased Options	368,351	1,728,874	-		2,097,225
Short-Term Investments	-	41,063,545	-		41,063,545

Total Investments	$209,340,627	$363,480,402	$4,286,019		$577,107,048

Asset Derivatives
Forward Contracts	$-	$454,394	$-		$454,394
Futures Contracts	61,960	-	-		61,960
Swap Agreements	-	114,425	-		114,425

Total	$61,960	$568,819	$-		$630,779

Liability Derivatives
Forward Contracts	$-	$(1,129,725)	$-		$(1,129,725)
Futures Contracts	(443,279)	-	-		(443,279)
Swap Agreements	-	(51,398)	-		(51,398)
Written Options	(110,083)	(1,926,710)	-		(2,036,793)

Total	$(553,362)	$(3,107,833)	$-		$(3,661,195)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.

40

Notes to Consolidated Financial Statements (Continued)

The assets and liabilities shown in the Consolidated Statement of Assets and Liabilities related to: collateral pledged/held for open derivative instruments, and securities on loan, approximate fair value, which would be categorized at Level 2, as of September 30, 2019.

The Fund had Level 3 transfers during the year ended September 30, 2019; however, none of the transfers individually or collectively had a material impact on the Fund.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. The Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2019, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts*	$-	$-	$454,394	$-	$454,394
Futures Contracts^^	-	22,110	-	39,850	61,960
Swap Agreements*	-	93,979	-	-	93,979
Swap Agreements^^,^^^	12,416	-	-	8,030	20,446
Purchased Options*,^^^	-	368,351	-	-	368,351
Purchased Options*	-	1,308,966	242,517	177,391	1,728,874

Total Value	$12,416	$1,793,406	$696,911	$225,271	$2,728,004

Liability Derivatives
Forward Contracts^	$-	$-	$(1,129,725)	$-	$(1,129,725)
Futures Contracts^^	-	(335,904)	-	(107,375)	(443,279)
Swap Agreements^^,^^^	-	-	-	(51,398)	(51,398)
Written Options^,^^^	-	(110,083)	-	-	(110,083)
Written Options^	-	(1,378,846)	(439,672)	(108,192)	(1,926,710)

Total Value	$-	$(1,824,833)	$(1,569,397)	$(266,965)	$(3,661,195)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(365,999)	$-	$(365,999)
Futures Contracts	-	(124,597)	-	(130,540)	(255,137)
Swap Agreements	(271)	149,737	280,334	(661,430)	(231,630)
Purchased Options	-	(1,557,720)	(301,596)	1,110,577	(748,739)
Written Options	-	1,159,908	127,821	(294,684)	993,045

Total Realized Gain (Loss)	$(271)	$(372,672)	$(259,440)	$23,923	$(608,460)

41

Notes to Consolidated Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(696,164)	$-	$(696,164)
Futures Contracts	-	(61,504)	-	(67,525)	(129,029)
Swap Agreements	41	(204,936)	(390,914)	624,140	28,331
Purchased Options	-	471,638	(194,502)	(252,766)	24,370
Written Options	-	269,806	(117,611)	67,345	219,540

Total Change in Appreciation (Depreciation)	$41	$475,004	$(1,399,191)	$371,194	$(552,952)

*	Consolidated Statement of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward contracts or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in the Fund’s Consolidated Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.

^^^	Represents centrally cleared swaps or exchange-traded purchased and written options, which are not subject to a master netting agreement.
#

Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or forward contracts, as applicable.

##

Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or forward contracts, as applicable.

For the year ended September 30, 2019, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

Number of Contracts, Notional Amounts, or Shares/Units†
Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
348	$61,320,259	$39,488,700	73,062,921	$30,166,965	14,616,598	$46,335,356

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2019.

The Consolidated Portfolio of Investments included in the Fund’s financial statements show the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on the Fund’s derivatives exposure as of September 30, 2019. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

42

Notes to Consolidated Financial Statements (Continued)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund as of September 30, 2019.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Bank of America N.A.	$267,143	$(224,566)	$(42,577)	$-
Barclays Bank PLC	13,884	(13,884)	-	-
BNP Paribas SA	127,465	(127,465)	-	-
Citibank N.A.	201,165	(201,165)	-	-
Citigroup Global Markets Inc.	14,708	-	-	14,708
Credit Suisse International	274,141	(95,362)	(110,000)	68,779
Deutsche Bank AG	48,566	(48,566)	-	-
Goldman Sachs International	247,135	(134,049)	(113,086)	-
JP Morgan Chase Bank N.A.	93,969	(93,969)	-	-
Morgan Stanley & Co. LLC	223,660	(223,660)	-	-
Nomura International PLC	202,141	(107,241)	(94,900)	-
Societe Generale	252,986	(43,498)	(209,488)	-
State Street Bank and Trust Co.	48,210	(48,210)	-	-
UBS AG	262,074	(262,074)	-	-

	$2,277,247	$(1,623,709)	$(570,051)	$83,487

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund as of September 30, 2019.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Bank of America N.A.	$(224,566)	$224,566	$-	$-
Barclays Bank PLC	(205,518)	13,884	-	(191,634)
BNP Paribas SA	(156,937)	127,465	-	(29,472)
Citibank N.A.	(236,015)	201,165	-	(34,850)
Credit Suisse International	(95,362)	95,362	-	-
Deutsche Bank AG	(228,730)	48,566	-	(180,164)
Goldman Sachs International	(134,049)	134,049	-	-
JP Morgan Chase Bank N.A.	(173,700)	93,969	-	(79,731)
Morgan Stanley & Co. LLC	(831,733)	223,660	-	(608,073)
Nomura International PLC	(107,241)	107,241	-	-
Societe Generale	(43,498)	43,498	-	-
State Street Bank and Trust Co.	(64,856)	48,210	-	(16,646)
UBS AG	(554,230)	262,074	-	(292,156)

	$(3,056,435)	$1,623,709	$-	$(1,432,726)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Consolidated Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

43

Notes to Consolidated Financial Statements (Continued)

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund during the year ended September 30, 2019, are discussed below.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

Forward Foreign Currency Contracts and Foreign Currency Options. The Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If the Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. The Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Foreign Currency Swaps. The Fund may also enter into currency swaps, as an alternative to the transactions described above. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. For a description of risks associated with swap transactions and the accounting treatment, see “Swap Agreements” below.

The Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

44

Notes to Consolidated Financial Statements (Continued)

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. The Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. The Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The

45

Notes to Consolidated Financial Statements (Continued)

Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). The Fund may also enter into contracts for difference, which are similar to total return swaps.

Credit Default Swaps. The Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on the Fund’s Consolidated Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by

46

Notes to Consolidated Financial Statements (Continued)

the Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Fund’s Consolidated Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on the Fund’s Consolidated Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Consolidated Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Consolidated Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Consolidated Statement of Operations as realized gains and losses, respectively.

The Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written. The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

47

Notes to Consolidated Financial Statements (Continued)

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. The Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When the Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights

48

Notes to Consolidated Financial Statements (Continued)

that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, the Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

The Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. The Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. The Fund may also invest in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending

49

Notes to Consolidated Financial Statements (Continued)

institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2019, the Fund had no unfunded loan commitments.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although the Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in the Fund’s portfolio and increase the volatility of the Fund. If the Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

50

Notes to Consolidated Financial Statements (Continued)

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

The Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Fund’s securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between the Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by the Fund to approved borrowers (each, a “Borrower”).

The Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. The Fund bears the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Fund may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Fund in the event of default by a Borrower with respect to a loan. The Fund receives compensation for lending its securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2019, the Fund’s collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Fund employs the Agent to implement its securities lending program and the Agent receives a fee from the Fund for its services. In addition, the Fund may be required to pay a rebate to the Borrower. Accordingly, the Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Fund in securities lending transactions during the year ended September 30, 2019, is reflected as securities lending income on the Consolidated Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income, dividend expense, and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund determines the classification of distributions received as return of capital distributions or capital gain distributions.

51

Notes to Consolidated Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

52

Notes to Consolidated Financial Statements (Continued)

3.	Advisory Fee and Other Transactions

Investment Advisory Fee and Investment Subadviser

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to the Fund. Under an investment advisory agreement between MML Advisers and the Trust on behalf of the Fund, MML Advisers is responsible for providing investment management services for the Fund. In return for these services, MML Advisers receives an advisory fee, based upon the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate of 0.78% on the first $750 million; and 0.73% on any excess over $750 million.

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC (“BlackRock”). MML Advisers pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund’s subadvisory fee is paid monthly by MML Advisers out of the advisory fee previously disclosed above.

BlackRock provides investment advisory services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to BlackRock based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MML Advisers pays BlackRock in respect to the Fund. The amount of the fee payable by MML Advisers to BlackRock in respect to the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock for that period. Under the Fund’s investment advisory agreement, the amount of the advisory fee payable by the Fund to MML Advisers in respect to any period is also reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock in respect to that period.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of the Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect to certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected within expenses waived on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of the Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of the Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to the Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of the Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Fund’s investors and are

53

Notes to Consolidated Financial Statements (Continued)

calculated and paid based on the average daily net assets attributable to the relevant share classes of the Fund separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Fund’s investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2020 based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
0.79%	0.89%	0.99%	1.09%	1.34%	1.24%	1.49%

#	Acquired Fund Fees and Expenses are borne indirectly by the Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Rebated Brokerage Commissions

The Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Consolidated Statement of Operations. For the year ended September 30, 2019, there were no brokerage commissions rebated under these agreements.

Deferred Compensation

Trustees of the Fund who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of the Fund’s shares by affiliated parties at September 30, 2019, was 10.8%.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2019, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$639,275,763	$266,460,795	$638,137,678	$304,775,888

54

Notes to Consolidated Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount

Class I
Sold	4,360,626	$46,772,835	3,486,339	$39,120,975
Issued as reinvestment of dividends	2,227,579	22,186,688	1,215,587	13,565,956
Redeemed	(5,607,359)	(59,671,161)	(5,468,456)	(61,238,916)

Net increase (decrease)	980,846	$9,288,362	(766,530)	$(8,551,985)

Class R5
Sold	40,046	$438,605	82,149	$941,063
Issued as reinvestment of dividends	19,648	198,646	15,725	177,850
Redeemed	(214,977)	(2,370,465)	(194,710)	(2,212,329)

Net increase (decrease)	(155,283)	$(1,733,214)	(96,836)	$(1,093,416)

Service Class
Sold	25,804	$275,095	40,328	$452,177
Issued as reinvestment of dividends	17,504	174,343	22,317	248,833
Redeemed	(93,389)	(980,007)	(639,465)	(7,135,974)

Net increase (decrease)	(50,081)	$(530,569)	(576,820)	$(6,434,964)

Administrative Class
Sold	63,887	$710,622	56,259	$654,444
Issued as reinvestment of dividends	29,544	304,003	18,318	210,845
Redeemed	(190,258)	(2,092,385)	(182,820)	(2,100,456)

Net increase (decrease)	(96,827)	$(1,077,760)	(108,243)	$(1,235,167)

Class A
Sold	17,297	$183,645	52,888	$590,160
Issued as reinvestment of dividends	10,723	106,693	6,108	67,977
Redeemed	(142,930)	(1,521,542)	(63,093)	(703,846)

Net increase (decrease)	(114,910)	$(1,231,204)	(4,097)	$(45,709)

Class R4
Sold	220,393	$2,250,615	242,517	$2,682,705
Issued as reinvestment of dividends	35,884	353,100	21,132	232,877
Redeemed	(455,247)	(4,818,225)	(373,475)	(4,101,576)

Net increase (decrease)	(198,970)	$(2,214,510)	(109,826)	$(1,185,994)

Class R3
Sold	242,153	$2,515,546	210,188	$2,319,532
Issued as reinvestment of dividends	48,234	473,178	23,792	261,470
Redeemed	(598,251)	(6,311,230)	(227,480)	(2,501,865)

Net increase (decrease)	(307,864)	$(3,322,506)	6,500	$79,137

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2019, no amounts have been retained by the Distributor.

55

Notes to Consolidated Financial Statements (Continued)

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended September 30, 2019.

6.	Federal Income Tax Information

At September 30, 2019, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$547,253,491	$46,005,064	$(16,151,507)	$29,853,557

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2019, was as follows:

Ordinary Income	Long Term Capital Gain
$6,177,358	$17,619,293

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2018, was as follows:

Ordinary Income	Long Term Capital Gain
$14,741,688	$24,120

Capital accounts within the consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2019, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$15,342,244	$4,701,707	$(74,510)	$29,609,490

56

Notes to Consolidated Financial Statements (Continued)

During the year ended September 30, 2019, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$(335,362)	$1,213,139	$(877,777)

The Fund did not have any unrecognized tax benefits at September 30, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended September 30, 2019, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Fund’s financial statements.

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of ASU 2018-13 and has early adopted the disclosure requirements and the impact, if any, is reflected within the Fund’s financial statements.

57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select BlackRock Global Allocation Fund:

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Select BlackRock Global Allocation Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of September 30, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended, the period from January 1, 2015 through September 30, 2015, and the year ended December 31, 2014, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended, the period from January 1, 2015 through September 30, 2015, and the year ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2019

We have served as the auditor of one or more MassMutual investment companies since 1995.

58

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 71	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	109	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 61	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 65	Trustee	Since 2012	Retired.	109	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 72	Chairperson Trustee	Since 2016 Since 2003	Retired.	109	Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

59

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 68	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	109	Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 67	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	111^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 57	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109	Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

60

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 74	Trustee	Since 2003	Retired.	111^	Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 44	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting (since 2018), Head of Investment Consulting & Strategy (2017-2018), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109

Andrew M. Goldberg Age: 53	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	109

Renee Hitchcock Age: 48	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

Jill Nareau Robert Age: 47	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	109

61

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 44	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109

Philip S. Wellman Age: 55	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				109

Eric H. Wietsma Age: 53	President Vice President	Since 2008 2006- 2008	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

62

Federal Tax Information (Unaudited)

For corporate shareholders, 40.16% of the ordinary dividends paid during the Fund’s year ended September 30, 2019, qualified for the dividends received deduction.

Under Section 854(b)(2) of the Code, the Fund hereby designates $7,202,746 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2019.

63

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

For periods ending on or after March 31, 2019, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT will be available on the SEC’s EDGAR database on its website at http://www.sec.gov. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2019, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadviser (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreement (collectively, the “Contracts”) for the Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadviser provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Fund; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to the Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for the Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and the subadviser.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Fund, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services.

The Committee then reviewed and considered the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding the Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (ii) a wide range of information about the subadviser and its personnel with responsibility for providing services to the Fund and the fee payable to the subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning the Fund.

64

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for the Fund. (References to the one- and three-year period below are to periods ended December 31, 2018. The comparative expense information is that of the Fund’s “peer group” and the comparative performance information is that of the Fund’s “performance category.”)

The Committee considered that the total net expense ratio for the Fund was within the top forty percent of its peer group and that the Fund had a net advisory fee below the median of its peers.

The Committee considered that the Fund experienced three-year investment performance outside the top sixty percent of its performance category, but experienced improved performance for the one-year period that was above the median of its performance category.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the Fund, including: (i) a description of MML Advisers’ revenues from the Fund (including advisory fee and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for the Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Fund and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Fund, and benefits accruing to the subadviser due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of the Fund and the subadvisory process; (ii) MML Advisers’ level of profitability from its relationship with the Fund was not excessive and the advisory fee payable under the advisory agreement and the Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadviser generally appear well suited to the Fund, given its investment objective and policies; (iv) the relative performance of the Fund (taking into account the investment strategy and risk profile of the Fund) is sufficient to warrant continuation of the Contracts for the Fund; and (v) the terms of the Contracts are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders.

The Committee also considered the information presented and discussed regarding the existing advisory agreement for the Subsidiary.

65

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2019

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2019:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2019.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred
Class I	$1,000	0.79%	$1,034.80	$4.07	$1,021.30	$4.05
Class R5	1,000	0.89%	1,034.30	4.59	1,020.80	4.56
Service Class	1,000	0.99%	1,033.90	5.10	1,020.30	5.07
Administrative Class	1,000	1.09%	1,033.70	5.62	1,019.80	5.58
Class A	1,000	1.34%	1,031.10	6.90	1,018.60	6.85
Class R4	1,000	1.24%	1,032.40	6.39	1,019.10	6.34
Class R3	1,000	1.49%	1,031.60	7.67	1,017.80	7.62

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2019, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise.

66

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, Connecticut 06082-1981

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45697-01

MassMutual

Annual Report

MassMutual RetireSMART℠ and MassMutual RetireSMART℠ by JPMorgan Funds

September 30, 2019

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual RetireSMARTSM Funds and the MassMutual RetireSMARTSM by JPMorgan Funds Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

MassMutual RetireSMARTSM and MassMutual RetireSMARTSM by JPMorgan Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“When it comes to retirement planning, MassMutual focuses on the long term and encourages all retirement investors to do the same. We believe that those who invest with an approach that’s designed to help their retirement savings withstand all market conditions have the potential to enjoy more financial security in retirement.”

September 30, 2019

Despite economic slowdowns and political tensions, markets remained strong

I am pleased to present you with MassMutual RetireSMARTSM and MassMutual RetireSMARTSM by JPMorgan Funds Annual Report, covering the year ended September 30, 2019 (the “fiscal year” or the “period”). During the first three quarters of 2019, U.S. stocks experienced a good deal of volatility, as the White House led a protracted trade war against China, with tariffs being imposed on both sides. Nevertheless, total returns for domestic equities during the period were positive, although gains were more muted than in the prior fiscal year.

Recently, we have seen indications that the global economy appears to be slowing down. For example, Chinese industrial production dropped to its lowest level since 2002 in August 2019, while the country’s retail sales slowed by more than 2%. The European Union also showed signs of weakness, with the German economy contracting by 0.1% in the second quarter of 2019. Foreign stocks in developed markets trailed their domestic counterparts for the period and lost a bit of traction for the year, but generally outpaced their emerging-market competitors.

U.S. consumer spending, which is key for the U.S.’s consumption-led economy, remained a bright spot, as retail sales continued to post strong gains throughout the year. Nevertheless, the temporary inversion of the U.S. yield curve troubled investors. That is because historically, yield curve inversions, which occur when short-term interest rates are higher than their long-term counterparts, have often signaled an impending recession.

In a turnaround from 2018, bond investors in the United States experienced strong returns during fiscal year 2019, outperforming stocks for the first time in years. This was largely due to the U.S. Federal Reserve’s actions on interest rates, with its Federal Open Market Committee lowering rates twice in 2019 in an effort to stabilize the economy.

In MassMutual’s view, savvy retirement investors maintain a long-term perspective when planning for the future. As a result, they understand that current headlines ordinarily have limited impact on their retirement planning. We also believe that individuals who follow certain investment guidelines, such as the ones below, may help themselves prepare for a stronger financial future.

Suggestions for retirement investors under any market conditions

View time as your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.

Save as much as possible

Of course, you cannot control – or predict the direction of – the investment markets. But you can control how often and how much you contribute to your retirement savings account. Saving as much as possible and increasing your contributions regularly is one way smart retirement investors know they can help themselves reach their retirement income goals, regardless of how markets perform.

(Continued)

1

MassMutual RetireSMARTSM and MassMutual RetireSMARTSM by JPMorgan Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Continue to invest

Seasoned investors believe that “down” markets offer the potential to be rewarded by amassing larger positions at more favorable prices, as compared to investors who do not continue to invest when the market is down. That is why many financial professionals believe it is important to stay in the market, regardless of near-term results.

Monitor your asset allocation and diversify*

Stocks, bonds, and short-term/money market investments typically behave differently from one another depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, high-yield bonds, etc.). Many financial experts believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors suggest that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her to help ensure:

•	you are saving enough for retirement;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as on your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is related to the chance that your retirement savings could “run out” during your lifetime.

Retirement is a moment you plan for

MassMutual believes that retirement planning is not about crunching numbers – it’s about those moments when it all pays off. The more you plan for life’s greatest moments, the more you can relax and enjoy them. That is why our ongoing commitment is to help people financially protect their families today, so they can put themselves on the path to a more secure retirement. When it comes to retirement planning, MassMutual focuses on the long term and encourages all retirement investors to do the same. We believe that those who invest with an approach that is designed to help their retirement savings withstand all market conditions have the potential to enjoy more financial security in retirement. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

*	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market.

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA. All rights reserved. www.massmutual.com Underwriter: MML Distributors, LLC (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual RetireSMARTSM and MassMutual RetireSMARTSM by JPMorgan Funds – Economic and Market Overview (Unaudited)

September 30, 2019

Market Highlights

•	For the reporting period from October 1, 2018 through September 30, 2019, U.S. stocks ended slightly higher, though they hit record levels in late July.

•

Global economic optimism faded during the period under the weight of global and domestic political tensions, mixed economic results, and the impact of existing tariffs and rhetoric threatening additional tariffs.

•	The Federal Open Market Committee (FOMC), in response to slowing global growth, announced two rate decreases in 2019 after one rate hike in December 2018.

•	Foreign stocks in developed markets and emerging markets saw losses over the reporting period, aggravated by a strengthening U.S. dollar.

•	U.S. bond investors enjoyed positive returns in a falling yield environment fueled by rate decreases and supportive central bank policy.

Market Environment

U.S. equity investors watched stock markets move mostly sideways for the fiscal year beginning October 1, 2018. U.S. stocks fell sharply in the first quarter of the period, suffering their worst quarterly decline in nearly a decade. They rebounded during the remaining quarters and crossed into record territory in late July 2019, but succumbed to volatility and uncertainty fueled by slowing global economic growth indicators and ongoing trade war acrimony between the U.S. and China. Both the S&P 500® Index* (S&P 500) and the Dow Jones Industrial AverageSM (Dow) ended the fiscal year only slightly ahead of where they started.

Global economic growth seemed to slow with less synchronized and more restrained economic indicators than in the recent past. The U.S. economy has shown signs that it may be in the late stages of the current business cycle. For example, a tightening labor market typically results in low unemployment rates, but tends to drive up wage growth, putting pressure on corporate earnings. Declining unemployment claims may point to a nearer-term plateau in employment growth. Mixed signals in housing data also tend to be consistent with late cycle trends. As a result, pundits’ speculation about recession has begun to emerge. Consensus still deems the risk of near-term recession to be low, but more possible than in recent years.

Global and domestic political tensions fueled market volatility throughout 2019. The U.S. threatened and imposed tariffs on Chinese goods, which prompted retaliatory responses from China. On-again, off-again trade talks added further turbulence. In Great Britain, negotiations for a Brexit deal broke down threatening a “no-deal” Brexit, which could create serious trade obstacles in Europe. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) At the end of the reporting period, parties were no closer to a deal, despite the looming October 31, 2019 deadline. Domestically, political rancor between the White House and the Democratic-led House of Representatives culminated in a call for the launch of a formal impeachment inquiry at the end of September. There does not appear to be an end in sight for the current political battles.

With these various tensions at play, the FOMC not only halted their previously announced calendar of rate hikes, but tapped the brakes and reduced rates twice during the period. Bond investors enjoyed some of the best returns they have seen in recent years, as bond indexes generally outperformed stock indexes for the period.

The broad market S&P 500 delivered a modest 4.25% return for the fiscal year. The Dow followed a similar pattern to end the period with a 4.21% advance. The technology-heavy NASDAQ Composite Index, which led returns in the last fiscal year, rose just over one-half of one percent for the period. Small- and mid-cap stocks underperformed their larger peers, as small-caps lagged significantly. Growth stocks outperformed their value counterparts during the period, although value investors enjoyed a resurgence toward the end of the fiscal year.

3

MassMutual RetireSMARTSM and MassMutual RetireSMARTSM by JPMorgan Funds – Economic and Market Overview (Unaudited) (Continued)

Six of 11 sectors in the S&P 500 delivered positive returns for the reporting period, led by the utilities, real estate, and consumer staples sectors, which all enjoyed double-digit growth and beat the S&P 500. The energy sector was the worst laggard for the fiscal year. The financials, materials, industrials, and health care sectors also ended in negative territory.

Developed international markets, as measured by the MSCI EAFE® Index, not only trailed their domestic peers during the period, but also ended the fiscal year in negative territory, down 1.34%. Developed international markets struggled to gain traction under the weight of a strengthening U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and trade war rhetoric. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended down 2.02% for the period.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold for a short period in November 2018 before dropping back to 1.68% at the close of the period. Falling yields generally produce rising bond prices; therefore, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 10.30%. High-yield corporate bonds did not fare as well, but ended in positive territory. The Bloomberg Barclays U.S. Corporate High Yield Index advanced 6.36% by the end of the fiscal year.

Review and maintain your strategy

At MassMutual, we help people look out for those they love. We believe planning and saving for retirement continues to be an important and urgent challenge for many of our customers. Investing in stock and bond mutual funds can play an important role in helping build a stable source of retirement income that allows investors the freedom to retire any way they’d like. Maintaining a long-term perspective and setting realistic expectations about the future performance of your investment portfolio is very important. Financial markets can behave unpredictably. Our multi-managed and subadvised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level in changing markets, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

4

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (risk-based) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) RetireSMART (risk-based) Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, and MM RetireSMART Growth Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ stated asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), and may also include Barings Funds (advised by Barings LLC (Barings), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

•

MM RetireSMART Conservative Fund: The Fund has a conservative asset allocation strategy (relative to the other risk-based MM RetireSMART Funds), with approximately 30% of its assets invested in equity and similar funds and approximately 70% invested in fixed income funds, including money market funds.

•

MM RetireSMART Moderate Fund: The Fund has a moderate asset allocation strategy (relative to the other risk-based MM RetireSMART Funds), with approximately 60% of its assets invested in equity and similar funds and approximately 40% invested in fixed income funds, including money market funds.

•

MM RetireSMART Moderate Growth Fund: The Fund has an asset allocation strategy that emphasizes the potential for moderate growth (relative to the other risk-based MM RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds.

•

MM RetireSMART Growth Fund: The Fund has an asset allocation strategy that emphasizes the potential for growth (relative to the other risk-based MM RetireSMART Funds), with approximately 97% of its assets invested in equity and similar funds and approximately 3% invested in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended September 30, 2019?

The return of each Fund’s Class R5 shares is shown below in comparison to the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS); and the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Bloomberg Barclays U.S. Aggregate Bond Index Return	S&P 500® Index Return
MM RetireSMART Conservative Fund	6.83%	4.94%	10.30%*	4.25%

MM RetireSMART Moderate Fund	4.76%	4.94%	10.30%	4.25%*

5

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Bloomberg Barclays U.S. Aggregate Bond Index Return	S&P 500® Index Return
MM RetireSMART Moderate Growth Fund	3.12%	4.94%	10.30%	4.25%*

MM RetireSMART Growth Fund	2.21%	4.94%	10.30%	4.25%*

* Benchmark return

For the year ended September 30, 2019, all of the MM RetireSMART (risk-based) Funds underperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Two of the Funds, MM RetireSMART Moderate Growth Fund and MM RetireSMART Growth Fund, underperformed the S&P 500 Index. The other two Funds, MM RetireSMART Conservative Fund and MM RetireSMART Moderate Fund, outperformed the S&P 500 Index. Finally, only one Fund outperformed the Lipper Balanced Fund Index – MM RetireSMART Conservative Fund.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Discussion of factors that contributed to the Funds’ performance

The Series’ allocation to fixed income (bonds) versus equities (stocks) was the major performance driver, as generally speaking, bonds across the globe outpaced stocks. Allocations within markets made a difference, as U.S. stocks outperformed international developed- and emerging-market stocks by a wide margin. U.S. real estate investment trusts (REITs) outperformed U.S. stocks and longer-duration bonds outperformed shorter-duration bonds. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the fund when interest rates rise or fall. Overall, the allocations between stocks and bonds was key to the Funds’ outperformance, as double-digit returns in various bond markets were significantly ahead of the low single-digit to negative returns for the stock markets.

Concerns over the global trade war, tightening monetary policy by the Federal Reserve (the Fed), and a slowdown in global economic growth drove stock market volatility higher in the first three months of the period. In contrast, a reversal by the Fed to loosen monetary policy, along with strong employment figures and solid corporate earnings, drove double-digit gains in global stock prices for the last nine months of the period. Throughout the fiscal year, the Funds maintained a neutral position relative to overall risk, which had little impact on performance. The decision to reduce the U.S. stock allocation and increase the emerging-market stock allocation dragged on the Funds’ results. The Funds’ position in domestic REITs contributed to performance, as did a position in long-term U.S. Treasuries. Those Series Funds with higher bond allocations – such as the MM RetireSMART Conservative and MM RetireSMART Moderate Funds – outperformed their counterparts with higher stock allocations, such as the MM RetireSMART Moderate Growth and MM RetireSMART Growth Funds.

The full-year returns of underlying actively managed funds generally contributed to results. Outperformance by the MassMutual Select Strategic Bond, MassMutual Select Equity Opportunities, MassMutual Select Mid-Cap Value, MassMutual Select Small Cap Growth Equity, MassMutual Select Overseas, and MassMutual Premier Strategic Emerging Markets Funds proved key. The MassMutual Premier Short-Duration Bond, MassMutual Select Fundamental Value, MassMutual Select Growth Opportunities, and MassMutual Premier International Equity Funds were the major detractors.

There were some changes to the underlying Funds during the year. The MassMutual Select Fundamental Value Fund changed subadvisers from Wellington Management Company LLP and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) to Boston Partners Global Investors, Inc. and Barrow Hanley. All MassMutual Premier Funds subadvised by OppenheimerFunds, Inc. or OFI Global Institutional, Inc. are now subadvised by Invesco Advisers, Inc. (“Invesco”) due to the acquisition of the Oppenheimer organization by the Invesco organization in May 2019.

6

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

Outlook

Fund management expects strong U.S. consumption – fueled by low unemployment and high wage growth, plus accommodative monetary policy – could keep U.S. economic growth in positive territory, despite the negative impact the global trade war is having on the global economy. They expect market volatility to remain elevated until the trade dispute has stabilized and is on the path to being resolved, especially in the more export-sensitive economies of China and the European Union. Also, with stock valuations above their long-term averages and increasing investor expectations for a recession in the next few years, Fund management believes the Fed runs the risk of moving too slowly as it shifts the federal funds rate lower and restarts its bond purchasing program. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.

Fund management believes that renewed volatility and divergence in market performance may create opportunities for managers of active funds to outperform their benchmarks. Fund management continues to maintain a balanced position between risks and opportunities, with an eye toward opportunities outside the United States and away from the risk of corporate debt and longer-maturity bonds. Looking ahead to 2020, Fund management will closely monitor how trends unfold as they manage the positioning of each MM RetireSMART Fund within the Series.

7

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited)

MassMutual RetireSMART Conservative Fund Asset Allocation (% of Net Assets) on 9/30/19

Fixed Income Funds	78.1%
Equity Funds	22.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	62.0%
Fixed Income Funds	38.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Growth Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	78.9%
Fixed Income Funds	21.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Growth Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	94.9%
Fixed Income Funds	5.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

8

MassMutual RetireSMARTSM by JPMorgan (target date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM by JPMorgan (target date) Series, and who are the Series’ investment adviser and subadviser?

The MassMutual (“MM”) RetireSMART by JPMorgan (target date) Series (the “Series”) comprises 10 Funds – each of which has a “fund of funds” structure.

The 10 Funds are MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund.

MM RetireSMART by JPMorgan In Retirement Fund seeks current income and some capital appreciation.

MM RetireSMART by JPMorgan 2020/2025/2030/2035/2040/2045/2050/2055/2060 Funds each seeks total return through the Fund’s asset allocation, which is designed to become more conservative over time. As each Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

Each Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year specified in the Fund’s name and likely to stop making new investments in the Fund at or around that time (or designed for investors who are retired or expect to retire soon for the MM RetireSMART by JPMorgan In Retirement Fund). Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)) and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (J.P. Morgan) or its affiliates), and may also include Barings Funds (advised by Barings LLC (Barings), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

Non-affiliated Underlying Funds in which the Funds may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. Each Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining each Fund’s strategic asset allocation and tactical asset allocation. MML Advisers has overall responsibility for each Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Funds’ assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy, as follows:

•

MM RetireSMART by JPMorgan In Retirement Fund: Assets are allocated among Underlying Funds according to an asset allocation strategy that emphasizes fixed income and money market funds, but also includes smaller allocations to equity and certain other funds. The Fund is designed for use as part of an overall investment strategy by an investor who is already in retirement or expects to retire soon.

•

MM RetireSMART by JPMorgan 2020/2025/2030/2035/2040/2045/2050/2055/2060 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of its target retirement year. It is intended that each Fund’s strategic target allocations will approximate those of the MM RetireSMART by JPMorgan In Retirement Fund by the end of its target retirement year.

9

MassMutual RetireSMARTSM by JPMorgan (target date) Funds – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended September 30, 2019?

The return of a representative class of each Fund is shown below in comparison to the return of each Fund’s respective S&P Target Date Index. For the year ended September 30, 2019, each of the Funds outperformed its respective S&P Target Date Index.

	Fund’s Service Class Shares Return	S&P Target Date Index* Return
MM RetireSMART by JPMorgan In Retirement Fund	5.89%	5.66%

MM RetireSMART by JPMorgan 2020 Fund	5.42%	4.57%

MM RetireSMART by JPMorgan 2025 Fund	5.14%	3.96%

MM RetireSMART by JPMorgan 2030 Fund	4.48%	3.23%

MM RetireSMART by JPMorgan 2035 Fund	3.55%	2.52%

MM RetireSMART by JPMorgan 2040 Fund	3.08%	2.09%

MM RetireSMART by JPMorgan 2045 Fund	2.92%	1.83%

MM RetireSMART by JPMorgan 2050 Fund	2.92%	1.59%

MM RetireSMART by JPMorgan 2055 Fund	2.99%	1.57%

	Fund’s Class I Shares Return
MM RetireSMART by JPMorgan 2060 Fund	3.15%	1.56%

* The S&P Target Date Index for each Fund in the Series is as follows: MM RetireSMART by JPMorgan In Retirement Fund: S&P Target Date Retirement Income Index; MM RetireSMART by JPMorgan 2020 Fund: S&P Target Date 2020 Index; MM RetireSMART by JPMorgan 2025 Fund: S&P Target Date 2025 Index; MM RetireSMART by JPMorgan 2030 Fund: S&P Target Date 2030 Index; MM RetireSMART by JPMorgan 2035 Fund: S&P Target Date 2035 Index; MM RetireSMART by JPMorgan 2040 Fund: S&P Target Date 2040 Index; MM RetireSMART by JPMorgan 2045 Fund: S&P Target Date 2045 Index; MM RetireSMART by JPMorgan 2050 Fund: S&P Target Date 2050 Index; MM RetireSMART by JPMorgan 2055 Fund: S&P Target Date 2055 Index; and MM RetireSMART by JPMorgan 2060 Fund: S&P Target Date 2060+ Index.

S&P Target Date® Index Series:

The S&P Target Date Index Series consists of 12 multi-asset class indexes: the S&P Target Date Retirement Income Index and 11 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Discussion of factors that contributed to the Funds’ performance

Fund management moderated the risk positioning in Funds across the Series at the end of 2018. At the time, they still viewed U.S. recession risk as low in absolute terms. Fund management reduced the overall allocation to stocks to the point of being underweight, relative to the benchmark, in most of the Funds. Given the lack of a clear near-term catalyst to change market sentiment, they introduced an overweight to cash.

10

MassMutual RetireSMARTSM by JPMorgan (target date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Throughout the first few months of 2019, Fund management further reduced the Funds’ underweight allocations to equities, by reducing their already underweight stakes in emerging-market equities and international developed-market equities. For participants closer to retirement, the Funds continued to hold underweight allocations to emerging-market debt; however, Fund management sought to bring the total extended credit allocation to neutral.

Through the second quarter of 2019, Fund management maintained its bias to underweight allocations to total equities, relative to the benchmark. However, Fund management continues to favor U.S. large-cap equities over other equity asset classes and markets, noting the S&P 500® Index’s more resilient earnings data and the risks that trade disputes hold for Europe, Japan, and emerging markets. The Funds retained their overweight allocations to cash and added risk through U.S. high-yield bonds, given the environment of low growth (but no recession).

During the third quarter of 2019, Fund management further reduced the Funds’ underweight positioning in higher beta markets, such as U.S. small-cap and international developed-market equities. For participants closer to retirement, Fund management also further reduced the underweight to emerging-market equities. They also added an overweight allocation to real estate investment trusts (REITs), given the more defensive qualities of the asset class.

The strategic asset allocation (i.e., glide path) added value over the past year. Relative to the S&P Target Date Indexes, the Funds’ more diversified glide path helped; the inclusion of extended asset classes, particularly emerging-market debt and REITs, added value. Less exposure to U.S. large-cap equities and more exposure to both emerging markets and international developed-market equities detracted.

Tactical asset allocation detracted value over the past year. The Funds’ overweight position in U.S. large-cap equities in the fourth quarter of 2018 was the largest detractor, followed by the positioning in emerging-market equities and a defensive overweight position to cash throughout the year. On the other hand, the Funds’ recent overweight allocation to REITs added value.

Outlook

Fund management continues to believe the global economy could see below-trend growth through the end of 2019. Year-to-date, while financial conditions have been supportive of global risk assets, geopolitical tensions and the late market cycle environment, including declining corporate profit and rising volatility, led them to remain cautious. Fund management believes that, despite signs of strength in the U.S. labor market, recession risk in the United States remains elevated due to ebbing consumer and business confidence, trade war escalation, and continued sluggish capital expenditure activity. Fund management sees few catalysts to stimulate an earnings rebound and acknowledges the potential risk for 2020 earnings estimates reductions, which could limit equity market upside.

Going into the next reporting period, Fund management maintained the Series’ underweight equity positioning and continued to express a preference for U.S. large-cap equities and REITs over all other markets. They continue to favor the carry from high yield, but acknowledge its vulnerability to slowing gross domestic product. Therefore, they plan to shift the Series’ portfolios that are closer to retirement with an already significant high-yield allocation to neutral and maintain the proceeds in cash.

11

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited)

MassMutual RetireSMART by JPMorgan In Retirement Fund Asset Allocation (% of Net Assets) on 9/30/19

Fixed Income Funds	69.5%
Equity Funds	30.7%

Total Long-Term Investments	100.2%
Other Assets & Liabilities	(0.2)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2020 Fund Asset Allocation (% of Net Assets) on 9/30/19

Fixed Income Funds	63.1%
Equity Funds	37.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2025 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	51.5%
Fixed Income Funds	48.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2030 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	63.9%
Fixed Income Funds	36.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2035 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	73.8%
Fixed Income Funds	26.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2040 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	82.9%
Fixed Income Funds	17.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2045 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	88.4%
Fixed Income Funds	11.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2050 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	88.4%
Fixed Income Funds	11.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

12

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART by JPMorgan 2055 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	88.4%
Fixed Income Funds	11.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2060 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	88.7%
Fixed Income Funds	11.7%

Total Long-Term Investments	100.4%
Other Assets & Liabilities	(0.4)%

Net Assets	100.0%

13

MassMutual RetireSMARTSM Conservative Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 06/20/2011	Since Inception 04/01/2014
Class I	04/01/2014	6.95%	4.20%		4.10%
Class R5	06/20/2011	6.83%	4.11%	4.73%
Service Class	06/20/2011	6.62%	3.98%	4.64%
Administrative Class	06/20/2011	6.57%	3.89%	4.55%
Class R4	04/01/2014	6.42%	3.73%		3.63%
Class A	06/20/2011	6.34%	3.62%	4.29%
Class A (sales load deducted)*	06/20/2011	0.49%	2.46%	3.58%
Class R3	04/01/2014	6.15%	3.46%		3.37%
Bloomberg Barclays U.S. Aggregate Bond Index#		10.30%	3.38%	3.31%	3.48%
S&P 500 Index		4.25%	10.84%	13.17%	11.05%
Lipper Balanced Fund Index		4.94%	6.18%	7.19%+	6.16%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

+ As of 7/01/2011

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

14

MassMutual RetireSMARTSM Moderate Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 06/20/2011	Since Inception 04/01/2014
Class I	04/01/2014	4.69%	5.35%		5.10%
Class R5	06/20/2011	4.76%	5.27%	6.41%
Service Class	06/20/2011	4.53%	5.16%	6.33%
Administrative Class	06/20/2011	4.50%	5.06%	6.22%
Class R4	04/01/2014	4.29%	4.87%		4.62%
Class A	06/20/2011	4.24%	4.80%	5.96%
Class A (sales load deducted)*	06/20/2011	-1.49%	3.62%	5.24%
Class R3	04/01/2014	3.95%	4.64%		4.38%
S&P 500 Index#		4.25%	10.84%	13.17%	11.05%
Bloomberg Barclays U.S. Aggregate Bond Index		10.30%	3.38%	3.31%	3.48%
Lipper Balanced Fund Index		4.94%	6.18%	7.19%+	6.16%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

+ As of 7/01/2011

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

15

MassMutual RetireSMARTSM Moderate Growth Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 06/20/2011	Since Inception 04/01/2014
Class I	04/01/2014	3.17%	6.35%		5.93%
Class R5	06/20/2011	3.12%	6.27%	7.76%
Service Class	06/20/2011	2.90%	6.15%	7.67%
Administrative Class	06/20/2011	2.88%	6.06%	7.57%
Class R4	04/01/2014	2.75%	5.91%		5.48%
Class A	06/20/2011	2.67%	5.79%	7.31%
Class A (sales load deducted)*	06/20/2011	-2.98%	4.60%	6.58%
Class R3	04/01/2014	2.45%	5.63%		5.21%
S&P 500 Index#		4.25%	10.84%	13.17%	11.05%
Bloomberg Barclays U.S. Aggregate Bond Index		10.30%	3.38%	3.31%	3.48%
Lipper Balanced Fund Index		4.94%	6.18%	7.19%+	6.16%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

+ As of 7/01/2011

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

16

MassMutual RetireSMARTSM Growth Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 06/20/2011	Since Inception 04/01/2014
Class I	04/01/2014	2.28%	6.78%		6.29%
Class R5	06/20/2011	2.21%	6.67%	8.39%
Service Class	06/20/2011	2.01%	6.57%	8.31%
Administrative Class	06/20/2011	1.88%	6.44%	8.19%
Class R4	04/01/2014	1.73%	6.28%		5.80%
Class A	06/20/2011	1.66%	6.18%	7.93%
Class A (sales load deducted)*	06/20/2011	-3.93%	4.99%	7.19%
Class R3	04/01/2014	1.58%	6.03%		5.56%
S&P 500 Index#		4.25%	10.84%	13.17%	11.05%
Bloomberg Barclays U.S. Aggregate Bond Index		10.30%	3.38%	3.31%	3.48%
Lipper Balanced Fund Index		4.94%	6.18%	7.19%+	6.16%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

+ As of 7/01/2011

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

17

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	6.08%	4.16%		4.04%
Class R5	04/01/2014	6.02%	4.05%		3.92%
Service Class	12/31/2003	5.89%	3.95%	5.42%
Administrative Class	12/31/2003	5.79%	3.86%	5.35%
Class R4	04/01/2014	5.55%	3.69%		3.57%
Class A	12/31/2003	5.47%	3.59%	5.03%
Class A (sales load deducted)*	12/31/2003	-0.33%	2.43%	4.44%
Class R3	12/31/2003	5.35%	3.43%	4.81%
S&P Target Date Retirement Income Index		5.66%	4.36%	5.38%	4.30%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

18

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	5.63%	5.46%		5.17%
Class R5	04/01/2014	5.64%	5.36%		5.08%
Service Class	12/31/2003	5.42%	5.23%	7.58%
Administrative Class	12/31/2003	5.38%	5.14%	7.49%
Class R4	04/01/2014	5.21%	4.98%		4.69%
Class A	12/31/2003	5.05%	4.88%	7.17%
Class A (sales load deducted)*	12/31/2003	-0.73%	3.70%	6.57%
Class R3	12/31/2003	4.93%	4.72%	6.94%
S&P Target Date 2020 Index		4.57%	5.70%	7.49%	5.54%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

19

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 04/01/2010	Since Inception 04/01/2014
Class I	04/01/2014	5.30%	6.08%		5.70%
Class R5	04/01/2014	5.26%	6.01%		5.63%
Service Class	04/01/2010	5.14%	5.88%	7.68%
Administrative Class	04/01/2010	5.07%	5.79%	7.59%
Class R4	04/01/2014	4.88%	5.62%		5.24%
Class A	04/01/2010	4.74%	5.50%	7.27%
Class A (sales load deducted)*	04/01/2010	-1.02%	4.31%	6.63%
Class R3	04/01/2014	4.59%	5.36%		4.98%
S&P Target Date 2025 Index		3.96%	6.10%	7.55%	5.90%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

20

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	4.77%	6.39%		5.98%
Class R5	04/01/2014	4.56%	6.27%		5.84%
Service Class	12/31/2003	4.48%	6.17%	8.50%
Administrative Class	12/31/2003	4.38%	6.07%	8.40%
Class R4	04/01/2014	4.23%	5.90%		5.47%
Class A	12/31/2003	4.13%	5.80%	8.09%
Class A (sales load deducted)*	12/31/2003	-1.60%	4.61%	7.48%
Class R3	12/31/2003	3.92%	5.64%	7.86%
S&P Target Date 2030 Index		3.23%	6.48%	8.51%	6.24%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

21

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 04/01/2010	Since Inception 04/01/2014
Class I	04/01/2014	3.77%	6.50%		6.05%
Class R5	04/01/2014	3.68%	6.38%		5.93%
Service Class	04/01/2010	3.55%	6.26%	8.08%
Administrative Class	04/01/2010	3.44%	6.17%	7.99%
Class R4	04/01/2014	3.37%	6.00%		5.58%
Class A	04/01/2010	3.21%	5.90%	7.67%
Class A (sales load deducted)*	04/01/2010	-2.46%	4.71%	7.03%
Class R3	04/01/2014	2.99%	5.73%		5.29%
S&P Target Date 2035 Index		2.52%	6.82%	8.37%	6.56%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

22

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	3.22%	6.50%		6.05%
Class R5	04/01/2014	3.14%	6.41%		5.97%
Service Class	12/31/2003	3.08%	6.30%	8.68%
Administrative Class	12/31/2003	2.99%	6.20%	8.57%
Class R4	04/01/2014	2.84%	6.02%		5.59%
Class A	12/31/2003	2.68%	5.91%	8.25%
Class A (sales load deducted)*	12/31/2003	-2.97%	4.72%	7.64%
Class R3	12/31/2003	2.48%	5.76%	8.02%
S&P Target Date 2040 Index		2.09%	7.06%	9.19%	6.77%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

23

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 04/01/2010	Since Inception 04/01/2014
Class I	04/01/2014	3.08%	6.60%		6.13%
Class R5	04/01/2014	3.02%	6.49%		6.04%
Service Class	04/01/2010	2.92%	6.39%	8.38%
Administrative Class	04/01/2010	2.80%	6.28%	8.29%
Class R4	04/01/2014	2.68%	6.12%		5.66%
Class A	04/01/2010	2.54%	6.01%	7.97%
Class A (sales load deducted)*	04/01/2010	-3.10%	4.82%	7.33%
Class R3	04/01/2014	2.41%	5.86%		5.41%
S&P Target Date 2045 Index		1.83%	7.21%	8.83%	6.90%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

24

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	3.10%	6.86%		6.37%
Class R5	04/01/2014	3.03%	6.75%		6.27%
Service Class	12/17/2007	2.92%	6.64%	9.07%
Administrative Class	12/17/2007	2.84%	6.55%	9.00%
Class R4	04/01/2014	2.66%	6.40%		5.91%
Class A	12/17/2007	2.54%	6.25%	8.67%
Class A (sales load deducted)*	12/17/2007	-3.10%	5.06%	8.05%
Class R3	12/17/2007	2.44%	6.11%	8.44%
S&P Target Date 2050 Index		1.59%	7.34%	9.54%	7.03%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

25

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 09/17/2013	Since Inception 04/01/2014
Class I	04/01/2014	3.15%	6.91%		6.42%
Class R5	04/01/2014	3.02%	6.76%		6.29%
Service Class	09/17/2013	2.99%	6.71%	7.13%
Administrative Class	09/17/2013	2.79%	6.58%	7.02%
Class R4	04/01/2014	2.75%	6.43%		5.95%
Class A	09/17/2013	2.55%	6.32%	6.75%
Class A (sales load deducted)*	09/17/2013	-3.09%	5.13%	5.76%
Class R3	04/01/2014	2.44%	6.17%		5.68%
S&P Target Date 2055 Index		1.57%	7.41%	8.00%	7.09%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

26

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 11/23/2015
Class I	11/23/2015	3.15%	8.54%
Class R5	11/23/2015	2.96%	8.42%
Service Class	11/23/2015	2.79%	8.31%
Administrative Class	11/23/2015	2.81%	8.22%
Class R4	11/23/2015	2.60%	8.05%
Class A	11/23/2015	2.50%	7.95%
Class A (sales load deducted)*	11/23/2015	-3.14%	6.38%
Class R3	11/23/2015	2.49%	7.81%
S&P Target Date 2060+ Index		1.56%	8.73%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

27

MassMutual RetireSMART Conservative Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 22.0%
DFA Commodity Strategy Portfolio	405,505	$2,165,396
Invesco Oppenheimer Real Estate Fund, Class R6	25,353	709,633
MassMutual Premier International Equity Fund, Class I (a)	150,278	1,804,835
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	88,125	1,148,262
MassMutual Select Blue Chip Growth Fund, Class I (a)	123,345	2,803,622
MassMutual Select Diversified Value Fund, Class I (a)	251,474	2,886,926
MassMutual Select Equity Opportunities Fund, Class I (a)	113,514	2,080,705
MassMutual Select Fundamental Growth Fund, Class I (a)	191,859	1,540,624
MassMutual Select Fundamental Value Fund, Class I (a)	251,999	2,603,154
MassMutual Select Growth Opportunities Fund, Class I (a)	98,623	1,006,943
MassMutual Select Mid Cap Growth Fund, Class I (a)	63,990	1,493,536
MassMutual Select Mid-Cap Value Fund, Class I (a)	123,297	1,531,351
MassMutual Select Overseas Fund, Class I (a)	440,287	3,676,398
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	35,042	536,142
MassMutual Select Small Cap Value Equity Fund, Class I (a)	98,559	1,100,902
MM Select Equity Asset Fund, Class I (a)	1,634,320	12,911,126
Vanguard Developed Markets Index Fund, Institutional Shares	277,848	3,667,596
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	33,194	1,115,656
Vanguard Mid-Cap Index Fund, Admiral Shares	9,732	2,020,535
Vanguard Small-Cap Index Fund, Admiral Shares	14,953	1,103,402

		47,906,744

Fixed Income Funds — 78.1%
Barings Global Floating Rate Fund, Class Y (a)	206,902	1,920,054
Invesco Oppenheimer International Bond Fund, Class R6	1,591,321	8,593,133
MassMutual Premier Core Bond Fund, Class I (a)	3,497,217	39,623,464

	Number of Shares	Value
MassMutual Premier High Yield Fund, Class I (a)	316,114	$2,911,409
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	808,081	8,557,578
MassMutual Premier Short-Duration Bond Fund, Class I (a)	2,816,015	29,033,110
MassMutual Select Strategic Bond Fund, Class I (a)	2,741,297	30,291,336
MassMutual Select Total Return Bond Fund, Class I (a)	3,161,166	32,560,013
Vanguard Long-Term Treasury Index Fund, Admiral Shares	85,104	2,505,469
Vanguard Total Bond Market Index Fund, Institutional Shares	1,252,378	13,926,445

		169,922,011

TOTAL MUTUAL FUNDS (Cost $209,818,483)		217,828,755

TOTAL LONG-TERM INVESTMENTS (Cost $209,818,483)		217,828,755

TOTAL INVESTMENTS — 100.1% (Cost $209,818,483) (b)		217,828,755

Other Assets/(Liabilities) — (0.1)%		(230,994)

NET ASSETS — 100.0%		$217,597,761

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MassMutual RetireSMART Moderate Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 62.0%
DFA Commodity Strategy Portfolio	421,452	$2,250,553
Invesco Oppenheimer Real Estate Fund, Class R6	84,494	2,364,997
MassMutual Premier International Equity Fund, Class I (a)	504,354	6,057,293
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	294,776	3,840,937
MassMutual Select Blue Chip Growth Fund, Class I (a)	406,813	9,246,862
MassMutual Select Diversified Value Fund, Class I (a)	825,095	9,472,092
MassMutual Select Equity Opportunities Fund, Class I (a)	373,511	6,846,462
MassMutual Select Fundamental Growth Fund, Class I (a)	633,140	5,084,112
MassMutual Select Fundamental Value Fund, Class I (a)	833,331	8,608,314
MassMutual Select Growth Opportunities Fund, Class I (a)	328,510	3,354,084
MassMutual Select Mid Cap Growth Fund, Class I (a)	215,352	5,026,322
MassMutual Select Mid-Cap Value Fund, Class I (a)	414,947	5,153,644
MassMutual Select Overseas Fund, Class I (a)	1,482,694	12,380,491
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	137,970	2,110,938
MassMutual Select Small Cap Value Equity Fund, Class I (a)	391,221	4,369,938
MM Select Equity Asset Fund, Class I (a)	5,429,484	42,892,922
Vanguard Developed Markets Index Fund, Institutional Shares	938,971	12,394,421
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	148,372	3,792,376
Vanguard Mid-Cap Index Fund, Institutional Shares	148,374	6,804,426
Vanguard Small-Cap Index Fund, Admiral Shares	58,330	4,304,172

		156,355,356

Fixed Income Funds — 38.1%
Barings Global Floating Rate Fund, Class Y (a)	179,992	1,670,324
Invesco Oppenheimer International Bond Fund, Class R6	1,090,531	5,888,866
MassMutual Premier Core Bond Fund, Class I (a)	1,903,679	21,568,682

	Number of Shares	Value
MassMutual Premier High Yield Fund, Class I (a)	268,883	$2,476,411
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	461,646	4,888,833
MassMutual Premier Short-Duration Bond Fund, Class I (a)	1,587,686	16,369,039
MassMutual Select Strategic Bond Fund, Class I (a)	1,493,598	16,504,260
MassMutual Select Total Return Bond Fund, Class I (a)	1,722,796	17,744,803
Vanguard Long-Term Treasury Index Fund, Admiral Shares	52,846	1,555,772
Vanguard Total Bond Market Index Fund, Institutional Shares	682,909	7,593,951

		96,260,941

TOTAL MUTUAL FUNDS (Cost $252,910,259)		252,616,297

TOTAL LONG-TERM INVESTMENTS (Cost $252,910,259)		252,616,297

TOTAL INVESTMENTS — 100.1% (Cost $252,910,259) (b)		252,616,297

Other Assets/(Liabilities) — (0.1)%		(239,974)

NET ASSETS — 100.0%		$252,376,323

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MassMutual RetireSMART Moderate Growth Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 78.9%
DFA Commodity Strategy Portfolio	362,517	$1,935,842
Invesco Oppenheimer Real Estate Fund, Class R6	97,183	2,720,149
MassMutual Premier International Equity Fund, Class I (a)	578,566	6,948,583
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	403,224	5,254,005
MassMutual Select Blue Chip Growth Fund, Class I (a)	451,834	10,270,191
MassMutual Select Diversified Value Fund, Class I (a)	919,327	10,553,869
MassMutual Select Equity Opportunities Fund, Class I (a)	416,128	7,627,632
MassMutual Select Fundamental Growth Fund, Class I (a)	703,188	5,646,603
MassMutual Select Fundamental Value Fund, Class I (a)	922,670	9,531,186
MassMutual Select Growth Opportunities Fund, Class I (a)	366,581	3,742,788
MassMutual Select Mid Cap Growth Fund, Class I (a)	248,674	5,804,049
MassMutual Select Mid-Cap Value Fund, Class I (a)	479,304	5,952,960
MassMutual Select Overseas Fund, Class I (a)	1,693,792	14,143,166
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	183,355	2,805,331
MassMutual Select Small Cap Value Equity Fund, Class I (a)	516,263	5,766,657
MM Select Equity Asset Fund, Class I (a)	6,028,192	47,622,719
Vanguard Developed Markets Index Fund, Institutional Shares	1,097,311	14,484,501
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	208,814	5,337,290
Vanguard Mid-Cap Index Fund, Institutional Shares	173,414	7,952,751
Vanguard Small-Cap Index Fund, Admiral Shares	77,513	5,719,661

		179,819,933

Fixed Income Funds — 21.2%
Barings Global Floating Rate Fund, Class Y (a)	142,458	1,322,010
Invesco Oppenheimer International Bond Fund, Class R6	647,487	3,496,428
MassMutual Premier Core Bond Fund, Class I (a)	895,698	10,148,255

	Number of Shares	Value
MassMutual Premier High Yield Fund, Class I (a)	213,274	$1,964,256
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	234,846	2,487,022
MassMutual Premier Short-Duration Bond Fund, Class I (a)	793,840	8,184,488
MassMutual Select Strategic Bond Fund, Class I (a)	701,253	7,748,845
MassMutual Select Total Return Bond Fund, Class I (a)	810,705	8,350,261
Vanguard Long-Term Treasury Index Fund, Admiral Shares	30,279	891,426
Vanguard Total Bond Market Index Fund, Admiral Shares	325,707	3,621,862

		48,214,853

TOTAL MUTUAL FUNDS (Cost $231,564,920)		228,034,786

TOTAL LONG-TERM INVESTMENTS (Cost $231,564,920)		228,034,786

TOTAL INVESTMENTS — 100.1% (Cost $231,564,920) (b)		228,034,786

Other Assets/(Liabilities) — (0.1)%		(218,824)

NET ASSETS — 100.0%		$227,815,962

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MassMutual RetireSMART Growth Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 94.9%
DFA Commodity Strategy Portfolio	183,859	$981,807
Invesco Oppenheimer Real Estate Fund, Class R6	62,005	1,735,528
MassMutual Premier International Equity Fund, Class I (a)	372,311	4,471,451
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	257,674	3,357,492
MassMutual Select Blue Chip Growth Fund, Class I (a)	286,761	6,518,078
MassMutual Select Diversified Value Fund, Class I (a)	586,431	6,732,231
MassMutual Select Equity Opportunities Fund, Class I (a)	265,036	4,858,103
MassMutual Select Fundamental Growth Fund, Class I (a)	449,736	3,611,384
MassMutual Select Fundamental Value Fund, Class I (a)	586,409	6,057,607
MassMutual Select Growth Opportunities Fund, Class I (a)	233,896	2,388,082
MassMutual Select Mid Cap Growth Fund, Class I (a)	159,015	3,711,403
MassMutual Select Mid-Cap Value Fund, Class I (a)	306,410	3,805,616
MassMutual Select Overseas Fund, Class I (a)	1,083,110	9,043,973
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	116,438	1,781,497
MassMutual Select Small Cap Value Equity Fund, Class I (a)	328,555	3,669,959
MM Select Equity Asset Fund, Class I (a)	3,822,644	30,198,888
Vanguard Developed Markets Index Fund, Institutional Shares	688,559	9,088,977
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	99,622	3,348,283
Vanguard Mid-Cap Index Fund, Admiral Shares	23,998	4,982,137
Vanguard Small-Cap Index Fund, Admiral Shares	48,861	3,605,472

		113,947,968

Fixed Income Funds — 5.2%
Barings Global Floating Rate Fund, Class Y (a)	62,409	579,152
Invesco Oppenheimer International Bond Fund, Class R6	133,567	721,264
MassMutual Premier Core Bond Fund, Class I (a)	73,021	827,329

	Number of Shares	Value
MassMutual Premier High Yield Fund, Class I (a)	94,545	$870,755
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	33,940	359,426
MassMutual Premier Short-Duration Bond Fund, Class I (a)	103,094	1,062,896
MassMutual Select Strategic Bond Fund, Class I (a)	57,446	634,781
MassMutual Select Total Return Bond Fund, Class I (a)	66,147	681,319
Vanguard Long-Term Treasury Index Fund, Admiral Shares	6,903	203,231
Vanguard Total Bond Market Index Fund, Admiral Shares	25,888	287,873

		6,228,026

TOTAL MUTUAL FUNDS (Cost $124,534,008)		120,175,994

TOTAL LONG-TERM INVESTMENTS (Cost $124,534,008)		120,175,994

TOTAL INVESTMENTS — 100.1% (Cost $124,534,008) (b)		120,175,994

Other Assets/(Liabilities) — (0.1)%		(123,409)

NET ASSETS — 100.0%		$120,052,585

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MassMutual RetireSMART by JPMorgan In Retirement Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 30.7%
JPMorgan International Research Enhanced Equity Fund, Class R6	237,134	$4,171,194
JPMorgan Realty Income Fund, Class R6	200,651	3,120,130
MassMutual Premier International Equity Fund, Class I (a)	246,935	2,965,695
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	153,164	1,995,732
MassMutual Select Blue Chip Growth Fund, Class I (a)	147,728	3,357,849
MassMutual Select Diversified Value Fund, Class I (a)	295,703	3,394,665
MassMutual Select Equity Opportunities Fund, Class I (a)	135,932	2,491,630
MassMutual Select Fundamental Growth Fund, Class I (a)	231,256	1,856,987
MassMutual Select Fundamental Value Fund, Class I (a)	297,986	3,078,200
MassMutual Select Growth Opportunities Fund, Class I (a)	119,589	1,221,007
MassMutual Select Mid Cap Growth Fund, Class I (a)	59,890	1,397,837
MassMutual Select Mid-Cap Value Fund, Class I (a)	113,331	1,407,573
MassMutual Select Overseas Fund, Class I (a)	832,082	6,947,886
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	22,008	336,720
MassMutual Select Small Cap Value Equity Fund, Class I (a)	40,719	454,832
MM Select Equity Asset Fund, Class I (a)	1,955,614	15,449,348
Vanguard Developed Markets Index Fund, Admiral Shares	188,840	2,488,908
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	58,937	1,980,872
Vanguard Mid-Cap Index Fund, Admiral Shares	5,797	1,203,456
Vanguard Real Estate Index Fund, Admiral Shares	23,287	3,077,816
Vanguard Small-Cap Index Fund, Admiral Shares	4,604	339,700

		62,738,037

Fixed Income Funds — 69.5%
Barings Global Floating Rate Fund, Class Y (a)	549,056	5,095,239
JPMorgan Emerging Markets Debt Fund, Class R6	468,784	3,844,031

	Number of Shares	Value
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	465,292	$3,838,661
JPMorgan U.S. Government Money Market Fund, Class IM	13,307,650	13,307,650
MassMutual Premier Core Bond Fund, Class I (a)	3,921,508	44,430,683
MassMutual Premier High Yield Fund, Class I (a)	1,670,739	15,387,506
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,458,684	15,447,465
MassMutual Select Strategic Bond Fund, Class I (a)	1,353,248	14,953,395
MassMutual Select Total Return Bond Fund, Class I (a)	1,451,685	14,952,351
Vanguard Total Bond Market Index Fund, Admiral Shares	995,042	11,064,870

		142,321,851

TOTAL MUTUAL FUNDS (Cost $198,952,200)		205,059,888

TOTAL LONG-TERM INVESTMENTS (Cost $198,952,200)		205,059,888

TOTAL INVESTMENTS — 100.2% (Cost $198,952,200) (b)		205,059,888

Other Assets/(Liabilities) — (0.2)%		(473,157)

NET ASSETS — 100.0%		$204,586,731

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MassMutual RetireSMART by JPMorgan 2020 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 37.0%
JPMorgan International Research Enhanced Equity Fund, Class R6	561,755	$9,881,275
JPMorgan Realty Income Fund, Class R6	434,635	6,758,572
MassMutual Premier International Equity Fund, Class I (a)	542,252	6,512,446
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	388,300	5,059,555
MassMutual Select Blue Chip Growth Fund, Class I (a)	336,567	7,650,161
MassMutual Select Diversified Value Fund, Class I (a)	674,143	7,739,162
MassMutual Select Equity Opportunities Fund, Class I (a)	309,183	5,667,327
MassMutual Select Fundamental Growth Fund, Class I (a)	527,154	4,233,045
MassMutual Select Fundamental Value Fund, Class I (a)	678,924	7,013,285
MassMutual Select Growth Opportunities Fund, Class I (a)	272,582	2,783,062
MassMutual Select Mid Cap Growth Fund, Class I (a)	137,332	3,205,322
MassMutual Select Mid-Cap Value Fund, Class I (a)	259,871	3,227,604
MassMutual Select Overseas Fund, Class I (a)	2,031,351	16,961,780
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	61,786	945,332
MassMutual Select Small Cap Value Equity Fund, Class I (a)	113,901	1,272,273
MM Select Equity Asset Fund, Class I (a)	4,454,210	35,188,262
Vanguard Developed Markets Index Fund, Institutional Shares	449,669	5,935,635
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	197,700	5,053,221
Vanguard Mid-Cap Index Fund, Admiral Shares	13,375	2,776,793
Vanguard Real Estate Index Fund, Institutional Shares	328,299	6,717,001
Vanguard Small-Cap Index Fund, Admiral Shares	12,992	958,680

		145,539,793

Fixed Income Funds — 63.1%
Barings Global Floating Rate Fund, Class Y (a)	808,973	7,507,267
JPMorgan Emerging Markets Debt Fund, Class R6	848,123	6,954,610

	Number of Shares	Value
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	841,796	$6,944,817
JPMorgan U.S. Government Money Market Fund, Class IM	17,723,174	17,723,174
MassMutual Premier Core Bond Fund, Class I (a)	7,310,113	82,823,586
MassMutual Premier High Yield Fund, Class I (a)	2,983,124	27,474,575
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	2,128,609	22,541,975
MassMutual Select Strategic Bond Fund, Class I (a)	2,522,615	27,874,900
MassMutual Select Total Return Bond Fund, Class I (a)	2,706,109	27,872,918
Vanguard Total Bond Market Index Fund, Institutional Shares	1,866,962	20,760,612

		248,478,434

TOTAL MUTUAL FUNDS (Cost $382,846,252)		394,018,227

TOTAL LONG-TERM INVESTMENTS (Cost $382,846,252)		394,018,227

TOTAL INVESTMENTS — 100.1% (Cost $382,846,252) (b)		394,018,227

Other Assets/(Liabilities) — (0.1)%		(390,591)

NET ASSETS — 100.0%		$393,627,636

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MassMutual RetireSMART by JPMorgan 2025 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 51.5%
JPMorgan International Research Enhanced Equity Fund, Class R6	584,868	$10,287,835
JPMorgan Realty Income Fund, Class R6	398,687	6,199,581
MassMutual Premier International Equity Fund, Class I (a)	565,396	6,790,410
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	437,173	5,696,363
MassMutual Select Blue Chip Growth Fund, Class I (a)	332,455	7,556,711
MassMutual Select Diversified Value Fund, Class I (a)	663,105	7,612,441
MassMutual Select Equity Opportunities Fund, Class I (a)	304,820	5,587,349
MassMutual Select Fundamental Growth Fund, Class I (a)	518,513	4,163,663
MassMutual Select Fundamental Value Fund, Class I (a)	670,648	6,927,796
MassMutual Select Growth Opportunities Fund, Class I (a)	268,113	2,737,431
MassMutual Select Mid Cap Growth Fund, Class I (a)	136,692	3,190,387
MassMutual Select Mid-Cap Value Fund, Class I (a)	258,694	3,212,984
MassMutual Select Overseas Fund, Class I (a)	2,113,059	17,644,043
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	76,552	1,171,238
MassMutual Select Small Cap Value Equity Fund, Class I (a)	140,550	1,569,946
MM Select Equity Asset Fund, Class I (a)	4,396,474	34,732,147
Vanguard Developed Markets Index Fund, Institutional Shares	468,539	6,184,708
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	223,729	5,718,515
Vanguard Mid-Cap Index Fund, Admiral Shares	13,351	2,771,850
Vanguard Real Estate Index Fund, Admiral Shares	46,709	6,173,488
Vanguard Small-Cap Index Fund, Admiral Shares	16,136	1,190,680

		147,119,566

Fixed Income Funds — 48.6%
Barings Global Floating Rate Fund, Class Y (a)	185,774	1,723,985
JPMorgan Emerging Markets Debt Fund, Class R6	530,255	4,348,088

	Number of Shares	Value
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	526,305	$4,342,018
JPMorgan U.S. Government Money Market Fund, Class IM	4,289,415	4,289,415
MassMutual Premier Core Bond Fund, Class I (a)	4,702,601	53,280,466
MassMutual Premier High Yield Fund, Class I (a)	1,767,945	16,282,776
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	488,419	5,172,360
MassMutual Select Strategic Bond Fund, Class I (a)	1,624,587	17,951,685
MassMutual Select Total Return Bond Fund, Class I (a)	1,742,765	17,950,485
Vanguard Total Bond Market Index Fund, Institutional Shares	1,202,147	13,367,878

		138,709,156

TOTAL MUTUAL FUNDS (Cost $280,243,745)		285,828,722

TOTAL LONG-TERM INVESTMENTS (Cost $280,243,745)		285,828,722

TOTAL INVESTMENTS — 100.1% (Cost $280,243,745) (b)		285,828,722

Other Assets/(Liabilities) — (0.1)%		(291,146)

NET ASSETS — 100.0%		$285,537,576

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MassMutual RetireSMART by JPMorgan 2030 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 63.9%
JPMorgan International Research Enhanced Equity Fund, Class R6	1,166,300	$20,515,225
JPMorgan Realty Income Fund, Class R6	848,227	13,189,925
MassMutual Premier International Equity Fund, Class I (a)	1,297,848	15,587,156
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,032,025	13,447,282
MassMutual Select Blue Chip Growth Fund, Class I (a)	735,995	16,729,165
MassMutual Select Diversified Value Fund, Class I (a)	1,469,324	16,867,843
MassMutual Select Equity Opportunities Fund, Class I (a)	675,390	12,379,896
MassMutual Select Fundamental Growth Fund, Class I (a)	1,148,933	9,225,932
MassMutual Select Fundamental Value Fund, Class I (a)	1,484,717	15,337,124
MassMutual Select Growth Opportunities Fund, Class I (a)	594,105	6,065,808
MassMutual Select Mid Cap Growth Fund, Class I (a)	304,672	7,111,044
MassMutual Select Mid-Cap Value Fund, Class I (a)	576,606	7,161,450
MassMutual Select Overseas Fund, Class I (a)	5,125,437	42,797,396
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	186,626	2,855,374
MassMutual Select Small Cap Value Equity Fund, Class I (a)	343,930	3,841,699
MM Select Equity Asset Fund, Class I (a)	9,732,704	76,888,363
Vanguard Developed Markets Index Fund, Institutional Shares	1,063,809	14,042,279
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	526,845	13,466,160
Vanguard Mid-Cap Index Fund, Institutional Shares	134,539	6,169,964
Vanguard Real Estate Index Fund, Institutional Shares	640,782	13,110,404
Vanguard Small-Cap Index Fund, Admiral Shares	39,333	2,902,371

		329,691,860

Fixed Income Funds — 36.2%
JPMorgan Emerging Markets Debt Fund, Class R6	783,233	6,422,507
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	777,155	6,411,531

	Number of Shares	Value
JPMorgan U.S. Government Money Market Fund, Class IM	7,766,873	$7,766,873
MassMutual Premier Core Bond Fund, Class I (a)	6,595,742	74,729,760
MassMutual Premier High Yield Fund, Class I (a)	2,458,407	22,641,929
MassMutual Select Strategic Bond Fund, Class I (a)	2,278,229	25,174,427
MassMutual Select Total Return Bond Fund, Class I (a)	2,443,961	25,172,799
Vanguard Total Bond Market Index Fund, Institutional Shares	1,682,859	18,713,393

		187,033,219

TOTAL MUTUAL FUNDS (Cost $515,920,719)		516,725,079

TOTAL LONG-TERM INVESTMENTS (Cost $515,920,719)		516,725,079

TOTAL INVESTMENTS — 100.1% (Cost $515,920,719) (b)		516,725,079

Other Assets/(Liabilities) — (0.1)%		(457,299)

NET ASSETS — 100.0%		$516,267,780

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MassMutual RetireSMART by JPMorgan 2035 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 73.8%
JPMorgan International Research Enhanced Equity Fund, Class R6	500,158	$8,797,779
JPMorgan Realty Income Fund, Class R6	412,943	6,421,256
MassMutual Premier International Equity Fund, Class I (a)	623,977	7,493,965
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	469,881	6,122,550
MassMutual Select Blue Chip Growth Fund, Class I (a)	376,062	8,547,889
MassMutual Select Diversified Value Fund, Class I (a)	750,417	8,614,786
MassMutual Select Equity Opportunities Fund, Class I (a)	344,641	6,317,271
MassMutual Select Fundamental Growth Fund, Class I (a)	586,891	4,712,734
MassMutual Select Fundamental Value Fund, Class I (a)	758,468	7,834,972
MassMutual Select Growth Opportunities Fund, Class I (a)	302,442	3,087,930
MassMutual Select Mid Cap Growth Fund, Class I (a)	152,519	3,559,790
MassMutual Select Mid-Cap Value Fund, Class I (a)	288,690	3,585,527
MassMutual Select Overseas Fund, Class I (a)	2,598,389	21,696,551
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	88,002	1,346,434
MassMutual Select Small Cap Value Equity Fund, Class I (a)	161,277	1,801,465
MM Select Equity Asset Fund, Class I (a)	4,977,542	39,322,579
Vanguard Developed Markets Index Fund, Institutional Shares	513,434	6,777,329
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	240,584	6,149,330
Vanguard Mid-Cap Index Fund, Admiral Shares	14,894	3,092,182
Vanguard Real Estate Index Fund, Admiral Shares	48,379	6,394,288
Vanguard Small-Cap Index Fund, Admiral Shares	18,636	1,375,122

		163,051,729

Fixed Income Funds — 26.3%
JPMorgan Emerging Markets Debt Fund, Class R6	243,755	1,998,793
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	241,942	1,996,023

	Number of Shares	Value
JPMorgan U.S. Government Money Market Fund, Class IM	3,334,712	$3,334,712
MassMutual Premier Core Bond Fund, Class I (a)	1,909,514	21,634,798
MassMutual Premier High Yield Fund, Class I (a)	1,005,900	9,264,340
MassMutual Select Strategic Bond Fund, Class I (a)	658,149	7,272,546
MassMutual Select Total Return Bond Fund, Class I (a)	706,027	7,272,081
Vanguard Total Bond Market Index Fund, Admiral Shares	488,037	5,426,976

		58,200,269

TOTAL MUTUAL FUNDS (Cost $223,560,139)		221,251,998

TOTAL LONG-TERM INVESTMENTS (Cost $223,560,139)		221,251,998

TOTAL INVESTMENTS — 100.1% (Cost $223,560,139) (b)		221,251,998

Other Assets/(Liabilities) — (0.1)%		(240,097)

NET ASSETS — 100.0%		$221,011,901

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MassMutual RetireSMART by JPMorgan 2040 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 82.9%
JPMorgan International Research Enhanced Equity Fund, Class R6	760,097	$13,370,103
JPMorgan Realty Income Fund, Class R6	688,478	10,705,827
MassMutual Premier International Equity Fund, Class I (a)	1,059,524	12,724,881
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	827,022	10,776,094
MassMutual Select Blue Chip Growth Fund, Class I (a)	633,529	14,400,104
MassMutual Select Diversified Value Fund, Class I (a)	1,263,949	14,510,134
MassMutual Select Equity Opportunities Fund, Class I (a)	580,865	10,647,249
MassMutual Select Fundamental Growth Fund, Class I (a)	988,679	7,939,093
MassMutual Select Fundamental Value Fund, Class I (a)	1,277,389	13,195,425
MassMutual Select Growth Opportunities Fund, Class I (a)	510,087	5,207,984
MassMutual Select Mid Cap Growth Fund, Class I (a)	259,064	6,046,547
MassMutual Select Mid-Cap Value Fund, Class I (a)	490,326	6,089,849
MassMutual Select Overseas Fund, Class I (a)	4,696,940	39,219,449
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	157,203	2,405,199
MassMutual Select Small Cap Value Equity Fund, Class I (a)	288,652	3,224,238
MM Select Equity Asset Fund, Class I (a)	8,389,401	66,276,267
Vanguard Developed Markets Index Fund, Institutional Shares	878,079	11,590,642
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	421,204	10,765,972
Vanguard Mid-Cap Index Fund, Admiral Shares	25,207	5,233,135
Vanguard Real Estate Index Fund, Institutional Shares	519,088	10,620,535
Vanguard Small-Cap Index Fund, Admiral Shares	33,009	2,435,729

		277,384,456

Fixed Income Funds — 17.2%
JPMorgan Emerging Markets Debt Fund, Class R6	263,590	2,161,436
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	261,634	2,158,477

	Number of Shares	Value
JPMorgan U.S. Government Money Market Fund, Class IM	5,063,589	$5,063,589
MassMutual Premier Core Bond Fund, Class I (a)	1,674,452	18,971,537
MassMutual Premier High Yield Fund, Class I (a)	1,269,373	11,690,926
MassMutual Select Strategic Bond Fund, Class I (a)	578,260	6,389,776
MassMutual Select Total Return Bond Fund, Class I (a)	620,330	6,389,396
Vanguard Total Bond Market Index Fund, Admiral Shares	426,043	4,737,600

		57,562,737

TOTAL MUTUAL FUNDS (Cost $341,416,289)		334,947,193

TOTAL LONG-TERM INVESTMENTS (Cost $341,416,289)		334,947,193

TOTAL INVESTMENTS — 100.1% (Cost $341,416,289) (b)		334,947,193

Other Assets/(Liabilities) — (0.1)%		(282,833)

NET ASSETS — 100.0%		$334,664,360

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

37

MassMutual RetireSMART by JPMorgan 2045 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 88.4%
JPMorgan International Research Enhanced Equity Fund, Class R6	322,681	$5,675,958
JPMorgan Realty Income Fund, Class R6	306,569	4,767,156
MassMutual Premier International Equity Fund, Class I (a)	518,241	6,224,073
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	380,872	4,962,758
MassMutual Select Blue Chip Growth Fund, Class I (a)	285,427	6,487,760
MassMutual Select Diversified Value Fund, Class I (a)	568,642	6,528,010
MassMutual Select Equity Opportunities Fund, Class I (a)	261,337	4,790,316
MassMutual Select Fundamental Growth Fund, Class I (a)	444,796	3,571,715
MassMutual Select Fundamental Value Fund, Class I (a)	575,514	5,945,063
MassMutual Select Growth Opportunities Fund, Class I (a)	230,834	2,356,817
MassMutual Select Mid Cap Growth Fund, Class I (a)	117,007	2,730,936
MassMutual Select Mid-Cap Value Fund, Class I (a)	221,023	2,745,106
MassMutual Select Overseas Fund, Class I (a)	2,125,502	17,747,939
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	73,056	1,117,749
MassMutual Select Small Cap Value Equity Fund, Class I (a)	134,179	1,498,775
MM Select Equity Asset Fund, Class I (a)	3,777,714	29,843,937
Vanguard Developed Markets Index Fund, Admiral Shares	400,842	5,283,096
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	147,697	4,964,110
Vanguard Mid-Cap Index Fund, Admiral Shares	11,428	2,372,644
Vanguard Real Estate Index Fund, Admiral Shares	35,929	4,748,726
Vanguard Small-Cap Index Fund, Admiral Shares	15,345	1,132,337

		125,494,981

Fixed Income Funds — 11.7%
JPMorgan Emerging Markets Debt Fund, Class R6	83,490	684,619
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	82,871	683,682

	Number of Shares	Value
JPMorgan U.S. Government Money Market Fund, Class IM	2,146,530	$2,146,530
MassMutual Premier Core Bond Fund, Class I (a)	408,237	4,625,331
MassMutual Premier High Yield Fund, Class I (a)	459,176	4,229,008
MassMutual Select Strategic Bond Fund, Class I (a)	140,330	1,550,646
MassMutual Select Total Return Bond Fund, Class I (a)	150,539	1,550,551
Vanguard Total Bond Market Index Fund, Admiral Shares	103,940	1,155,808

		16,626,175

TOTAL MUTUAL FUNDS (Cost $145,710,496)		142,121,156

TOTAL LONG-TERM INVESTMENTS (Cost $145,710,496)		142,121,156

TOTAL INVESTMENTS — 100.1% (Cost $145,710,496) (b)		142,121,156

Other Assets/(Liabilities) — (0.1)%		(170,457)

NET ASSETS — 100.0%		$141,950,699

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MassMutual RetireSMART by JPMorgan 2050 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 88.4%
JPMorgan International Research Enhanced Equity Fund, Class R6	455,217	$8,007,276
JPMorgan Realty Income Fund, Class R6	432,046	6,718,322
MassMutual Premier International Equity Fund, Class I (a)	731,362	8,783,652
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	535,675	6,979,839
MassMutual Select Blue Chip Growth Fund, Class I (a)	401,975	9,136,891
MassMutual Select Diversified Value Fund, Class I (a)	801,565	9,201,967
MassMutual Select Equity Opportunities Fund, Class I (a)	368,373	6,752,285
MassMutual Select Fundamental Growth Fund, Class I (a)	626,988	5,034,714
MassMutual Select Fundamental Value Fund, Class I (a)	810,513	8,372,598
MassMutual Select Growth Opportunities Fund, Class I (a)	324,059	3,308,644
MassMutual Select Mid Cap Growth Fund, Class I (a)	164,288	3,834,473
MassMutual Select Mid-Cap Value Fund, Class I (a)	310,953	3,862,032
MassMutual Select Overseas Fund, Class I (a)	2,999,100	25,042,489
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	102,565	1,569,244
MassMutual Select Small Cap Value Equity Fund, Class I (a)	188,373	2,104,121
MM Select Equity Asset Fund, Class I (a)	5,320,152	42,029,201
Vanguard Developed Markets Index Fund, Institutional Shares	558,572	7,373,147
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	271,072	6,928,608
Vanguard Mid-Cap Index Fund, Admiral Shares	15,948	3,310,986
Vanguard Real Estate Index Fund, Admiral Shares	50,138	6,626,746
Vanguard Small-Cap Index Fund, Admiral Shares	21,414	1,580,164

		176,557,399

Fixed Income Funds — 11.7%
JPMorgan Emerging Markets Debt Fund, Class R6	117,151	960,636
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	116,282	959,329

	Number of Shares	Value
JPMorgan U.S. Government Money Market Fund, Class IM	3,026,538	$3,026,538
MassMutual Premier Core Bond Fund, Class I (a)	574,915	6,513,785
MassMutual Premier High Yield Fund, Class I (a)	645,868	5,948,447
MassMutual Select Strategic Bond Fund, Class I (a)	197,623	2,183,736
MassMutual Select Total Return Bond Fund, Class I (a)	212,001	2,183,612
Vanguard Total Bond Market Index Fund, Admiral Shares	145,046	1,612,913

		23,388,996

TOTAL MUTUAL FUNDS (Cost $205,415,815)		199,946,395

TOTAL LONG-TERM INVESTMENTS (Cost $205,415,815)		199,946,395

TOTAL INVESTMENTS — 100.1% (Cost $205,415,815) (b)		199,946,395

Other Assets/(Liabilities) — (0.1)%		(163,527)

NET ASSETS — 100.0%		$199,782,868

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

39

MassMutual RetireSMART by JPMorgan 2055 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 88.4%
JPMorgan International Research Enhanced Equity Fund, Class R6	139,671	$2,456,809
JPMorgan Realty Income Fund, Class R6	131,452	2,044,073
MassMutual Premier International Equity Fund, Class I (a)	222,782	2,675,609
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	163,855	2,135,027
MassMutual Select Blue Chip Growth Fund, Class I (a)	123,216	2,800,700
MassMutual Select Diversified Value Fund, Class I (a)	243,952	2,800,573
MassMutual Select Equity Opportunities Fund, Class I (a)	112,108	2,054,939
MassMutual Select Fundamental Growth Fund, Class I (a)	191,169	1,535,084
MassMutual Select Fundamental Value Fund, Class I (a)	248,431	2,566,296
MassMutual Select Growth Opportunities Fund, Class I (a)	98,817	1,008,926
MassMutual Select Mid Cap Growth Fund, Class I (a)	50,186	1,171,347
MassMutual Select Mid-Cap Value Fund, Class I (a)	94,810	1,177,539
MassMutual Select Overseas Fund, Class I (a)	920,582	7,686,856
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	31,278	478,546
MassMutual Select Small Cap Value Equity Fund, Class I (a)	57,446	641,666
MM Select Equity Asset Fund, Class I (a)	1,630,647	12,882,115
Vanguard Developed Markets Index Fund, Admiral Shares	169,061	2,228,221
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	62,295	2,093,726
Vanguard Mid-Cap Index Fund, Admiral Shares	4,821	1,000,819
Vanguard Real Estate Index Fund, Admiral Shares	15,151	2,002,473
Vanguard Small-Cap Index Fund, Admiral Shares	6,469	477,316

		53,918,660

Fixed Income Funds — 11.7%
JPMorgan Emerging Markets Debt Fund, Class R6	35,694	292,694
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	35,430	292,298

	Number of Shares	Value
JPMorgan U.S. Government Money Market Fund, Class IM	921,971	$921,971
MassMutual Premier Core Bond Fund, Class I (a)	176,176	1,996,073
MassMutual Premier High Yield Fund, Class I (a)	196,848	1,812,968
MassMutual Select Strategic Bond Fund, Class I (a)	60,559	669,181
MassMutual Select Total Return Bond Fund, Class I (a)	64,965	669,142
Vanguard Total Bond Market Index Fund, Admiral Shares	43,834	487,429

		7,141,756

TOTAL MUTUAL FUNDS (Cost $61,675,509)		61,060,416

TOTAL LONG-TERM INVESTMENTS (Cost $61,675,509)		61,060,416

TOTAL INVESTMENTS — 100.1% (Cost $61,675,509) (b)		61,060,416

Other Assets/(Liabilities) — (0.1)%		(86,558)

NET ASSETS — 100.0%		$60,973,858

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

40

MassMutual RetireSMART by JPMorgan 2060 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.4%
Equity Funds — 88.7%
JPMorgan International Research Enhanced Equity Fund, Class R6	34,946	$614,695
JPMorgan Realty Income Fund, Class R6	32,966	512,617
MassMutual Premier International Equity Fund, Class I (a)	55,756	669,625
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	41,001	534,249
MassMutual Select Blue Chip Growth Fund, Class I (a)	30,896	702,263
MassMutual Select Diversified Value Fund, Class I (a)	61,162	702,142
MassMutual Select Equity Opportunities Fund, Class I (a)	28,108	515,212
MassMutual Select Fundamental Growth Fund, Class I (a)	47,841	384,161
MassMutual Select Fundamental Value Fund, Class I (a)	62,293	643,491
MassMutual Select Growth Opportunities Fund, Class I (a)	24,782	253,028
MassMutual Select Mid Cap Growth Fund, Class I (a)	12,586	293,763
MassMutual Select Mid-Cap Value Fund, Class I (a)	23,773	295,267
MassMutual Select Overseas Fund, Class I (a)	230,282	1,922,855
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	7,840	119,955
MassMutual Select Small Cap Value Equity Fund, Class I (a)	14,405	160,907
MM Select Equity Asset Fund, Class I (a)	408,887	3,230,207
Vanguard Developed Markets Index Fund, Admiral Shares	42,906	565,506
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	15,810	531,368
Vanguard Mid-Cap Index Fund, Admiral Shares	1,223	254,009
Vanguard Real Estate Index Fund, Admiral Shares	3,845	508,241
Vanguard Small-Cap Index Fund, Admiral Shares	1,643	121,202

		13,534,763

Fixed Income Funds — 11.7%
JPMorgan Emerging Markets Debt Fund, Class R6	8,959	73,463
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	8,910	73,511

	Number of Shares	Value
JPMorgan U.S. Government Money Market Fund, Class IM	230,825	$230,825
MassMutual Premier Core Bond Fund, Class I (a)	44,206	500,859
MassMutual Premier High Yield Fund, Class I (a)	49,377	454,758
MassMutual Select Strategic Bond Fund, Class I (a)	15,196	167,912
MassMutual Select Total Return Bond Fund, Class I (a)	16,301	167,903
Vanguard Total Bond Market Index Fund, Admiral Shares	11,125	123,710

		1,792,941

TOTAL MUTUAL FUNDS (Cost $15,462,701)		15,327,704

TOTAL LONG-TERM INVESTMENTS (Cost $15,462,701)		15,327,704

TOTAL INVESTMENTS — 100.4% (Cost $15,462,701) (b)		15,327,704

Other Assets/(Liabilities) — (0.4)%		(65,332)

NET ASSETS — 100.0%		$15,262,372

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2019

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$35,807,265	$46,949,534
Investments, at value — affiliated issuers (Note 2 & 7) (b)	182,021,490	205,666,763

Total investments	217,828,755	252,616,297

Receivables from:
Investments sold	1,239	1,456
Investment adviser (Note 3)	-	6,269
Fund shares sold	96,416	126,796
Interest and dividends	77,872	51,614
Prepaid expenses	35,388	35,919

Total assets	218,039,670	252,838,351

Liabilities:
Payables for:
Investments purchased	137,644	171,468
Fund shares repurchased	36,644	6,942
Investment advisory fees	5,281	-
Trustees’ fees and expenses (Note 3)	27,829	48,487
Affiliates (Note 3):
Administration fees	65,452	65,319
Service fees	99,642	85,023
Shareholder service fees	7,907	20,019
Distribution fees	4,944	6,702
Accrued expense and other liabilities	56,566	58,068

Total liabilities	441,909	462,028

Net assets	$217,597,761	$252,376,323

Net assets consist of:
Paid-in capital	$212,156,139	$243,032,056
Accumulated Gain (Loss)	5,441,622	9,344,267

Net assets	$217,597,761	$252,376,323

(a) Cost of investments — unaffiliated issuers:	$34,746,888	$46,948,575
(b) Cost of investments — affiliated issuers:	$175,071,595	$205,961,684

The accompanying notes are an integral part of the financial statements.

42

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$46,159,910	$24,954,572	$48,437,288	$90,464,390	$64,874,056
181,874,876	95,221,422	156,622,600	303,553,837	220,954,666

228,034,786	120,175,994	205,059,888	394,018,227	285,828,722

1,329	687	243,391	784,057	1,195,530
9,088	6,736	-	5,946	15,697
117,407	329,488	301,303	1,999,558	1,865,233
29,084	5,970	64,502	100,633	39,574
35,389	35,389	33,127	30,985	32,525

228,227,083	120,554,264	205,702,211	396,939,406	288,977,281

143,692	222,422	65,552	100,633	39,574
2,799	113,036	542,479	2,795,120	3,059,893
-	-	47,055	-	-
38,984	12,877	45,845	81,384	18,578

63,579	47,754	106,479	83,315	71,844
71,188	36,960	78,655	122,656	123,612
19,398	8,098	13,601	20,311	12,707
10,444	5,745	24,438	43,926	52,264
61,037	54,787	191,376	64,425	61,233

411,121	501,679	1,115,480	3,311,770	3,439,705

$227,815,962	$120,052,585	$204,586,731	$393,627,636	$285,537,576

$218,727,118	$117,571,283	$201,262,285	$381,482,953	$274,760,219
9,088,844	2,481,302	3,324,446	12,144,683	10,777,357

$227,815,962	$120,052,585	$204,586,731	$393,627,636	$285,537,576

$46,437,256	$25,249,704	$46,906,360	$87,544,403	$62,783,307
$185,127,664	$99,284,304	$152,045,840	$295,301,849	$217,460,438

43

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Class I shares:
Net assets	$12,196,646	$28,842,511

Shares outstanding (a)	1,201,682	2,903,941

Net asset value, offering price and redemption price per share	$10.15	$9.93

Class R5 shares:
Net assets	$6,918,974	$9,972,226

Shares outstanding (a)	682,600	1,003,634

Net asset value, offering price and redemption price per share	$10.14	$9.94

Service Class shares:
Net assets	$9,225,246	$11,426,541

Shares outstanding (a)	910,481	1,145,079

Net asset value, offering price and redemption price per share	$10.13	$9.98

Administrative Class shares:
Net assets	$32,206,345	$70,893,349

Shares outstanding (a)	3,176,532	7,118,629

Net asset value, offering price and redemption price per share	$10.14	$9.96

Class A shares:
Net assets	$25,898,430	$81,959,218

Shares outstanding (a)	2,542,679	8,208,162

Net asset value, and redemption price per share	$10.19	$9.99

Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.78	$10.57

Class R4 shares:
Net assets	$124,049,659	$40,232,008

Shares outstanding (a)	12,352,174	4,070,063

Net asset value, offering price and redemption price per share	$10.04	$9.88

Class R3 shares:
Net assets	$7,102,461	$9,050,470

Shares outstanding (a)	709,637	917,649

Net asset value, offering price and redemption price per share	$10.01	$9.86

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

44

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund		MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$15,679,092	$23,313,690	$16,124,620		$35,601,882	$40,805,794

1,583,759	2,201,756	1,368,886		2,841,244	3,263,312

$9.90	$10.59	$11.78		$12.53	$12.50

$12,028,073	$5,024,480	$8,776,218		$60,303,431	$526,926

1,214,180	474,179	743,548		4,821,609	41,765

$9.91	$10.60	$11.80		$12.51	$12.62

$9,013,526	$3,114,842	$15,324,311		$31,847,780	$9,278,056

907,460	293,590	1,297,611		2,531,367	741,349

$9.93	$10.61	$11.81		$12.58	$12.52

$81,829,267	$31,090,827	$39,483,289		$74,836,510	$43,407,241

8,246,647	2,935,073	3,343,927		5,973,592	3,482,134

$9.92	$10.59	$11.81		$12.53	$12.47

$65,910,227	$30,794,624	$63,335,976		$73,800,053	$53,784,504

6,620,060	2,910,565	5,420,847		5,930,970	4,357,369

$9.96	$10.58	$11.68		$12.44	$12.34

$10.54	$11.20	$12.36		$13.16	$13.06

$27,212,083	$17,701,060	$24,032,195		$50,600,171	$58,761,024

2,765,882	1,691,707	2,067,290		4,127,049	4,781,254

$9.84	$10.46	$11.62	*	$12.26	$12.29

$16,143,694	$9,013,062	$37,510,122		$66,637,809	$78,974,031

1,647,308	863,695	3,256,210		5,528,352	6,448,837

$9.80	$10.44	$11.52		$12.05	$12.25

45

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual RetireSMART by JPMorgan 2030 Fund	MassMutual RetireSMART by JPMorgan 2035 Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$122,710,632	$51,763,790
Investments, at value — affiliated issuers (Note 2 & 7) (b)	394,014,447	169,488,208

Total investments	516,725,079	221,251,998

Receivables from:
Investments sold	1,075,142	2,387,447
Investment adviser (Note 3)	2,715	5,722
Fund shares sold	2,787,455	1,356,557
Interest and dividends	46,975	16,827
Prepaid expenses	30,524	32,200

Total assets	520,667,890	225,050,751

Liabilities:
Payables for:
Investments purchased	46,975	16,827
Fund shares repurchased	3,859,650	3,742,739
Trustees’ fees and expenses (Note 3)	76,252	14,186
Affiliates (Note 3):
Administration fees	92,989	63,387
Service fees	153,560	94,580
Shareholder service fees	24,550	8,653
Distribution fees	67,278	39,853
Accrued expense and other liabilities	78,856	58,625

Total liabilities	4,400,110	4,038,850

Net assets	$516,267,780	$221,011,901

Net assets consist of:
Paid-in capital	$495,381,400	$212,793,795
Accumulated Gain (Loss)	20,886,380	8,218,106

Net assets	$516,267,780	$221,011,901

(a) Cost of investments — unaffiliated issuers:	$119,345,016	$50,437,151
(b) Cost of investments — affiliated issuers:	$396,575,703	$173,122,988

The accompanying notes are an integral part of the financial statements.

46

MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$78,843,045	$33,614,666	$47,104,665	$14,297,829	$3,609,147
256,104,148	108,506,490	152,841,730	46,762,587	11,718,557

334,947,193	142,121,156	199,946,395	61,060,416	15,327,704

788,164	627,077	354,857	-	87
7,373	12,021	13,390	14,290	11,291
1,908,252	1,607,287	636,388	534,343	19,218
18,067	5,894	8,235	2,484	629
30,816	32,198	29,618	38,458	9,892

337,699,865	144,405,633	200,988,883	61,649,991	15,368,821

18,067	5,894	23,775	59,524	19,769
2,681,501	2,233,555	965,564	476,960	79
46,398	8,334	15,639	2,653	770

75,740	53,584	58,409	42,309	34,611
93,903	62,477	50,453	26,251	1,262
15,844	5,409	9,616	2,091	155
38,198	29,880	22,070	13,814	720
65,854	55,801	60,489	52,531	49,083

3,035,505	2,454,934	1,206,015	676,133	106,449

$334,664,360	$141,950,699	$199,782,868	$60,973,858	$15,262,372

$322,349,415	$136,865,456	$193,772,971	$59,354,140	$14,757,896
12,314,945	5,085,243	6,009,897	1,619,718	504,476

$334,664,360	$141,950,699	$199,782,868	$60,973,858	$15,262,372

$77,042,929	$32,835,263	$46,017,836	$13,936,185	$3,526,138
$264,373,360	$112,875,233	$159,397,979	$47,739,324	$11,936,563

47

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual RetireSMART by JPMorgan 2030 Fund	MassMutual RetireSMART by JPMorgan 2035 Fund
Class I shares:
Net assets	$42,529,421	$33,309,303

Shares outstanding (a)	3,399,932	2,617,261

Net asset value, offering price and redemption price per share	$12.51	$12.73

Class R5 shares:
Net assets	$88,077,938	$1,801,223

Shares outstanding (a)	7,073,044	141,322

Net asset value, offering price and redemption price per share	$12.45	$12.75

Service Class shares:
Net assets	$44,334,483	$8,092,597

Shares outstanding (a)	3,540,831	628,840

Net asset value, offering price and redemption price per share	$12.52	$12.87

Administrative Class shares:
Net assets	$106,439,068	$32,361,418

Shares outstanding (a)	8,527,158	2,526,608

Net asset value, offering price and redemption price per share	$12.48	$12.81

Class A shares:
Net assets	$73,892,875	$34,478,527

Shares outstanding (a)	5,963,128	2,716,936

Net asset value, and redemption price per share	$12.39	$12.69

Offering price per share (100/[100-maximum sales charge] of net asset value)	$13.11	$13.43

Class R4 shares:
Net assets	$57,899,660	$49,043,948

Shares outstanding (a)	4,710,518	3,884,211

Net asset value, offering price and redemption price per share	$12.29	$12.63

Class R3 shares:
Net assets	$103,094,335	$61,924,885

Shares outstanding (a)	8,523,878	4,920,800

Net asset value, offering price and redemption price per share	$12.09	$12.58

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

48

MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$28,871,955	$19,098,585	$15,050,250	$7,760,850	$10,904,198

2,368,042	1,497,516	1,710,085	723,175	1,035,446

$12.19	$12.75	$8.80	$10.73	$10.53

$63,062,206	$749,809	$45,022,261	$534,426	$1,256,813

5,176,678	58,757	5,127,807	49,787	119,575

$12.18	$12.76	$8.78	$10.73	$10.51

$22,041,798	$3,874,169	$8,398,618	$2,291,266	$528,530

1,802,725	303,953	951,992	213,136	50,361

$12.23	$12.75	$8.82	$10.75	$10.49

$75,729,473	$21,596,740	$52,850,266	$8,364,256	$664,861

6,224,683	1,701,223	6,012,724	782,167	63,439

$12.17	$12.69	$8.79	$10.69	$10.48

$42,006,253	$19,901,180	$21,195,080	$7,587,187	$437,347

3,479,914	1,582,051	2,429,785	710,744	41,799

$12.07	$12.58	$8.72	$10.67	$10.46

$12.77	$13.31	$9.23	$11.30	$11.07

$43,640,886	$29,963,360	$23,205,695	$12,251,316	$374,371

3,648,607	2,395,449	2,674,130	1,151,765	35,744

$11.96	$12.51	$8.68	$10.64	$10.47

$59,311,789	$46,766,856	$34,060,698	$22,184,557	$1,096,252

5,045,925	3,751,827	3,960,848	2,096,598	105,346

$11.75	$12.47	$8.60	$10.58	$10.41

49

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$728,244	$1,075,564
Dividends — affiliated issuers (Note 7)	5,567,974	5,869,371

Total investment income	6,296,218	6,944,935

Expenses (Note 3):
Custody fees	14,771	13,188
Audit fees	32,152	31,964
Legal fees	12,310	15,775
Proxy fees	1,365	1,365
Accounting & Administration fees	53,677	54,641
Shareholder reporting fees	21,683	24,522
Trustees’ fees	9,543	11,624
Registration and filing fees	100,440	100,339
Transfer agent fees	3,017	3,017

	248,958	256,435
Administration fees:
Class R5	6,783	21,438
Service Class	12,618	16,721
Administrative Class	54,521	118,764
Class A	38,892	125,993
Class R4	226,967	71,927
Class R3	15,963	22,270
Distribution fees:
Class R3	19,954	27,838
Distribution and Service fees:
Class A	64,821	209,989
Class R4	283,709	89,909
Class R3	19,954	27,838
Shareholder service fees:
Service Class	4,206	5,573
Administrative Class	54,521	118,764
Class A	38,892	125,993

Total expenses	1,090,759	1,239,452
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(9,744)	(9,482)
Class R5 fees reimbursed by adviser	(6,742)	(12,960)
Service Class fees reimbursed by adviser	(8,302)	(6,542)
Administrative Class fees reimbursed by adviser	(36,404)	(46,709)
Class A fees reimbursed by adviser	(25,746)	(49,315)
Class R4 fees reimbursed by adviser	(112,186)	(21,043)
Class R3 fees reimbursed by adviser	(8,050)	(6,610)

Net expenses:	883,585	1,086,791

Net investment income (loss)	5,412,633	5,858,144

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund+	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$1,058,607	$559,727	$1,012,350	$2,568,154	$1,819,155
4,586,356	2,023,186	2,004,289	9,028,612	5,839,820

5,644,963	2,582,913	3,016,639	11,596,766	7,658,975

14,768	13,091	78,910	14,663	14,532
32,145	32,159	32,371	31,935	32,149
14,083	6,971	1,575	35,758	23,868
1,365	1,365	1,596	1,365	1,365
54,751	54,171	79,705	54,591	54,048
23,419	17,925	19,187	32,473	25,035
10,571	5,298	6,676	17,135	12,418
100,976	100,965	117,027	102,947	103,207
3,017	3,017	5,017	3,017	3,017

255,095	234,962	342,064	293,884	269,639

11,917	4,797	6,190	47,191	262
12,765	4,236	22,556	64,044	19,989
130,804	48,228	49,583	113,322	62,442
104,937	46,416	67,360	101,091	62,359
50,549	33,927	34,820	101,651	117,878
31,959	16,837	60,449	139,880	164,064

39,949	21,046	75,562	174,849	205,080

174,895	77,359	112,268	168,485	103,932
63,186	42,409	43,525	127,063	147,347
39,949	21,046	75,562	174,849	205,080

4,255	1,412	7,519	21,348	6,663
130,804	48,228	49,583	113,322	62,442
104,937	46,416	67,360	101,091	62,359

1,156,001	647,319	1,014,401	1,742,070	1,489,536

(9,818)	(26,072)	(18,323)	(10,992)	(30,066)
(8,274)	(6,353)	(9,639)	(17,249)	(234)
(5,901)	(3,732)	(23,461)	(15,691)	(12,099)
(60,644)	(42,838)	(51,450)	(27,686)	(37,218)
(48,637)	(41,171)	(69,870)	(24,500)	(36,696)
(17,530)	(22,548)	(27,109)	(18,511)	(52,659)
(11,113)	(11,151)	(47,065)	(25,641)	(73,531)

994,084	493,454	767,484	1,601,800	1,247,033

4,650,879	2,089,459	2,249,155	9,994,966	6,411,942

51

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2019

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(153,476)	(479,512)
Investment transactions — affiliated issuers (Note 7)	(5,669,533)	(4,985,117)
Realized gain distributions — affiliated issuers (Note 7)	6,930,548	21,383,976

Net realized gain (loss)	1,107,539	15,919,347

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	1,155,194	320,237
Investment transactions — affiliated issuers (Note 7)	5,777,935	(11,329,055)

Net change in unrealized appreciation (depreciation)	6,933,129	(11,008,818)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	8,040,668	4,910,529

Net increase (decrease) in net assets resulting from operations	$13,453,301	$10,768,673

+

Effective January 28, 2019, each of the MassMutual RetireSMARTSM by JPMorgan 2010 Fund and MassMutual RetireSMARTSM by JPMorgan 2015 Fund reorganized into the MassMutual RetireSMART by JPMorgan In Retirement Fund. The MassMutual RetireSMART by JPMorgan In Retirement Fund was the accounting and performance survivor of each reorganization. Please reference Note 9 “Acquisition of MassMutual RetireSMART by JPMorgan 2010 Fund and MassMutual RetireSMART by JPMorgan 2015 Fund” in the Notes to the Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund+	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

(820,374)	(572,632)	(145,614)	(1,317,855)	(766,008)
(6,381,653)	(3,736,084)	(4,413,744)	(11,414,170)	(7,269,888)
25,634,682	14,378,311	3,513,224	21,521,506	18,800,387

18,432,655	10,069,595	(1,046,134)	8,789,481	10,764,491

91,094	(96,407)	1,953,887	3,081,044	2,247,687
(16,875,140)	(10,244,664)	10,464,921	(3,587,766)	(7,017,012)

(16,784,046)	(10,341,071)	12,418,808	(506,722)	(4,769,325)

1,648,609	(271,476)	11,372,674	8,282,759	5,995,166

$6,299,488	$1,817,983	$13,621,829	$18,277,725	$12,407,108

53

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MassMutual RetireSMART by JPMorgan 2030 Fund	MassMutual RetireSMART by JPMorgan 2035 Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$3,312,401	$1,429,074
Dividends — affiliated issuers (Note 7)	9,877,574	4,204,573

Total investment income	13,189,975	5,633,647

Expenses (Note 3):
Custody fees	17,911	12,873
Audit fees	32,112	32,149
Legal fees	44,620	19,012
Proxy fees	1,365	1,365
Accounting & Administration fees	48,421	53,865
Shareholder reporting fees	36,236	22,589
Trustees’ fees	22,523	9,824
Registration and filing fees	106,303	103,485
Transfer agent fees	3,017	3,017

	312,508	258,179
Administration fees:
Class R5	66,751	787
Service Class	87,768	15,681
Administrative Class	149,665	45,866
Class A	99,503	44,077
Class R4	122,044	103,337
Class R3	213,455	125,893
Distribution fees:
Class R3	266,819	157,367
Distribution and Service fees:
Class A	165,839	73,461
Class R4	152,555	129,172
Class R3	266,819	157,367
Shareholder service fees:
Service Class	29,256	5,227
Administrative Class	149,665	45,866
Class A	99,503	44,077

Total expenses	2,182,150	1,206,357
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(7,854)	(20,114)
Class R5 fees reimbursed by adviser	(15,430)	(552)
Service Class fees reimbursed by adviser	(13,672)	(7,435)
Administrative Class fees reimbursed by adviser	(23,257)	(21,515)
Class A fees reimbursed by adviser	(15,330)	(20,535)
Class R4 fees reimbursed by adviser	(14,338)	(36,341)
Class R3 fees reimbursed by adviser	(25,219)	(44,499)

Net expenses:	2,067,050	1,055,366

Net investment income (loss)	11,122,925	4,578,281

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(879,234)	(505,964)
Investment transactions — affiliated issuers (Note 7)	(6,952,227)	(4,623,697)
Realized gain distributions — affiliated issuers (Note 7)	40,021,356	20,132,096

Net realized gain (loss)	32,189,895	15,002,435

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	3,717,611	1,510,098
Investment transactions — affiliated issuers (Note 7)	(26,851,227)	(14,957,041)

Net change in unrealized appreciation (depreciation)	(23,133,616)	(13,446,943)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	9,056,279	1,555,492

Net increase (decrease) in net assets resulting from operations	$20,179,204	$6,133,773

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$2,078,332	$884,856	$1,202,983	$370,120	$94,335
5,667,531	2,389,748	3,157,460	988,993	262,211

7,745,863	3,274,604	4,360,443	1,359,113	356,546

12,764	13,247	13,637	14,789	12,629
31,960	32,160	32,156	32,164	32,164
27,536	11,593	15,511	4,555	1,204
1,365	1,365	1,365	1,365	1,365
54,361	53,865	53,865	53,570	53,551
27,414	18,952	20,958	15,445	13,713
14,300	6,142	8,307	2,562	643
106,871	103,334	103,839	101,536	102,042
3,016	3,017	3,017	3,017	3,017

279,587	243,675	252,655	229,003	220,328

46,173	374	33,016	336	805
51,026	11,692	24,423	7,384	805
105,417	28,036	69,121	10,194	744
56,474	26,627	27,933	9,864	477
86,462	58,125	43,360	21,623	744
118,456	91,932	69,568	41,500	1,926

148,070	114,915	86,960	51,876	2,408

94,124	44,378	46,555	16,440	795
108,077	72,656	54,200	27,029	930
148,070	114,915	86,960	51,876	2,408

17,009	3,897	8,141	2,462	268
105,417	28,036	69,121	10,193	744
56,474	26,627	27,933	9,864	477

1,420,836	865,885	899,946	489,644	233,859

(10,989)	(23,696)	(13,858)	(24,074)	(165,565)
(21,778)	(599)	(39,309)	(1,368)	(12,613)
(17,829)	(12,616)	(19,359)	(20,179)	(8,427)
(34,692)	(30,128)	(54,630)	(27,637)	(7,782)
(18,484)	(28,607)	(22,066)	(26,809)	(4,989)
(21,289)	(46,770)	(25,680)	(44,050)	(5,842)
(29,377)	(74,391)	(41,322)	(84,887)	(15,112)

1,266,398	649,078	683,722	260,640	13,529

6,479,465	2,625,526	3,676,721	1,098,473	343,017

(541,887)	(248,125)	(258,038)	(104,436)	(56,439)
(3,088,675)	(1,699,030)	(1,856,749)	(2,589,280)	(653,922)
30,850,669	13,674,967	18,062,876	5,659,914	1,499,743

27,220,107	11,727,812	15,948,089	2,966,198	789,382

2,084,336	906,074	1,251,076	412,068	96,574
(26,844,093)	(11,844,089)	(15,413,654)	(2,805,239)	(976,331)

(24,759,757)	(10,938,015)	(14,162,578)	(2,393,171)	(879,757)

2,460,350	789,797	1,785,511	573,027	(90,375)

$8,939,815	$3,415,323	$5,462,232	$1,671,500	$252,642

55

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Conservative Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,412,633	$5,026,864
Net realized gain (loss)	1,107,539	7,354,037
Net change in unrealized appreciation (depreciation)	6,933,129	(7,404,703)

Net increase (decrease) in net assets resulting from operations	13,453,301	4,976,198

Distributions to shareholders (Note 2):
Class I	(456,635)	(174,706	)*
Class R5	(340,190)	(323,410	)*
Service Class	(396,511)	(182,922	)*
Administrative Class	(1,811,415)	(1,307,514	)*
Class A	(1,203,067)	(712,236	)*
Class R4	(5,116,375)	(2,508,766	)*
Class R3	(351,773)	(175,226	)*

Total distributions	(9,675,966)	(5,384,780)

Tax return of capital:
Net fund share transactions (Note 5):
Class I	3,494,383	2,018,957
Class R5	(211,948)	(4,504,942)
Service Class	1,174,439	748,675
Administrative Class	(7,530,815)	(13,094,871)
Class A	(2,089,284)	(4,868,627)
Class R4	14,980,780	8,350,650
Class R3	(682,332)	116,739

Increase (decrease) in net assets from fund share transactions	9,135,223	(11,233,419)

Total increase (decrease) in net assets	12,912,558	(11,642,001)
Net assets*
Beginning of year	204,685,203	216,327,204

End of year	$217,597,761	$204,685,203

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMART Moderate Fund		MassMutual RetireSMART Moderate Growth Fund
Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

$5,858,144	$5,795,256	$4,650,879	$4,168,620
15,919,347	24,657,810	18,432,655	32,625,291
(11,008,818)	(13,733,679)	(16,784,046)	(15,537,926)

10,768,673	16,719,387	6,299,488	21,255,985

(1,282,311)	(174,425)*	(1,681,179)	(307,578)*
(2,363,743)	(1,414,498)*	(1,504,204)	(1,058,740)*
(1,032,379)	(143,255)*	(1,040,049)	(195,201)*
(7,634,289)	(3,036,488)*	(11,431,456)	(4,245,830)*
(7,802,596)	(3,059,026)*	(9,053,344)	(3,744,352)*
(3,153,518)	(870,056)*	(3,190,043)	(958,886)*
(1,001,709)	(357,217)*	(2,012,259)	(565,673)*

(24,270,545)	(9,054,965)	(29,912,534)	(11,076,260)

16,294,613	5,334,195	8,479,697	(2,574,234)
(14,086,453)	(17,270,394)	(384,705)	(8,902,085)
615,021	6,626,559	1,258,530	4,063,360
(11,820,906)	(14,016,170)	(2,871,542)	(6,545,372)
(4,750,920)	(26,548,527)	(4,215,607)	(18,290,585)
7,326,034	5,530,736	5,496,513	1,025,603
(1,609,640)	(1,905,640)	1,303,419	2,291,300

(8,032,251)	(42,249,241)	9,066,305	(28,932,013)

(21,534,123)	(34,584,819)	(14,546,741)	(18,752,288)

273,910,446	308,495,265	242,362,703	261,114,991

$252,376,323	$273,910,446	$227,815,962	$242,362,703

57

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Growth Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,089,459	$1,679,591
Net realized gain (loss)	10,069,595	17,072,485
Net change in unrealized appreciation (depreciation)	(10,341,071)	(7,651,130)

Net increase (decrease) in net assets resulting from operations	1,817,983	11,100,946

Distributions to shareholders (Note 2):
Class I	(2,594,461)	(353,280	)*
Class R5	(586,773)	(304,892	)*
Service Class	(362,897)	(69,593	)*
Administrative Class	(4,425,472)	(1,503,548	)*
Class A	(4,251,879)	(1,763,450	)*
Class R4	(2,263,160)	(638,042	)*
Class R3	(1,070,597)	(313,391	)*

Total distributions	(15,555,239)	(4,946,196)

Tax return of capital:
Net fund share transactions (Note 5):
Class I	8,035,877	9,181,627
Class R5	(210,705)	(961,267)
Service Class	578,070	1,112,566
Administrative Class	(928,570)	1,472,690
Class A	404,980	(11,957,805)
Class R4	3,120,412	549,998
Class R3	1,555,830	15,488

Increase (decrease) in net assets from fund share transactions	12,555,894	(586,703)

Total increase (decrease) in net assets	(1,181,362)	5,568,047
Net assets*
Beginning of year	121,233,947	115,665,900

End of year	$120,052,585	$121,233,947

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMART by JPMorgan In Retirement Fund		MassMutual RetireSMART by JPMorgan 2020 Fund
Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

$2,249,155	$1,842,586	$9,994,966	$9,274,821
(1,046,134)	3,785,183	8,789,481	41,514,557
12,418,808	(3,435,984)	(506,722)	(26,832,652)

13,621,829	2,191,785	18,277,725	23,956,726

(144,704)	(55,105)*	(3,156,055)	(861,333)*
(75,776)	(85,723)*	(4,124,720)	(1,045,669)*
(520,524)	(238,272)*	(5,009,458)	(2,967,626)*
(938,553)	(381,758)*	(7,959,196)	(3,028,413)*
(1,167,602)	(290,532)*	(6,256,148)	(1,673,102)*
(168,434)	(74,808)*	(5,176,395)	(1,789,682)*
(513,708)	(175,443)*	(7,305,993)	(2,234,480)*

(3,529,301)	(1,301,641)	(38,987,965)	(13,600,305)

12,586,418	(195,843)	17,088,046	(1,699,121)
6,938,660	(3,349,102)	45,907,464	(12,815,651)
2,149,395	(1,714,600)	(46,894,530)	(36,430,305)
15,772,241	(1,496,418)	(6,739,841)	(19,689,307)
40,579,974	(496,904)	702,607	7,635,808
18,076,961	(593,414)	(4,182,447)	(3,919,190)
22,227,107	(264,100)	(6,794,731)	(8,836,249)

118,330,756	(8,110,381)	(913,432)	(75,754,015)

128,423,284	(7,220,237)	(21,623,672)	(65,397,594)

76,163,447	83,383,684	415,251,308	480,648,902

$204,586,731	$76,163,447	$393,627,636	$415,251,308

59

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2025 Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,411,942	$4,906,747
Net realized gain (loss)	10,764,491	29,608,279
Net change in unrealized appreciation (depreciation)	(4,769,325)	(16,489,849)

Net increase (decrease) in net assets resulting from operations	12,407,108	18,025,177

Distributions to shareholders (Note 2):
Class I	(3,641,934)	(1,243,536	)*
Class R5	(5,683)	(19,722	)*
Service Class	(1,792,633)	(1,173,370	)*
Administrative Class	(4,672,252)	(2,444,848	)*
Class A	(3,514,932)	(1,465,192	)*
Class R4	(6,739,429)	(3,216,029	)*
Class R3	(8,904,717)	(4,216,114	)*

Total distributions	(29,271,580)	(13,778,811)

Net fund share transactions (Note 5):
Class I	20,113,089	(1,485,558)
Class R5	458,099	(317,432)
Service Class	(8,923,885)	(2,643,939)
Administrative Class	(1,023,462)	483,987
Class A	15,026,057	6,220,245
Class R4	(3,104,960)	4,760,087
Class R3	(3,557,826)	(1,720,109)

Increase (decrease) in net assets from fund share transactions	18,987,112	5,297,281

Total increase (decrease) in net assets	2,122,640	9,543,647
Net assets*
Beginning of year	283,414,936	273,871,289

End of year	$285,537,576	$283,414,936

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

60

MassMutual RetireSMART by JPMorgan 2030 Fund			MassMutual RetireSMART by JPMorgan 2035 Fund
Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2019	Year Ended September 30, 2018

$11,122,925	$9,378,845		$4,578,281	$3,190,991
32,189,895	65,811,565		15,002,435	26,639,424
(23,133,616)	(34,672,330)		(13,446,943)	(12,655,586)

20,179,204	40,518,080		6,133,773	17,174,829

(4,461,097)	(1,109,057	)*	(3,557,363)	(961,325	)*
(6,897,350)	(1,473,075	)*	(15,945)	(57,846	)*
(8,708,981)	(4,772,561	)*	(1,396,330)	(937,439	)*
(12,618,240)	(3,837,774	)*	(3,771,444)	(1,604,869	)*
(7,801,913)	(2,157,839	)*	(3,169,502)	(1,212,105	)*
(7,808,568)	(2,355,074	)*	(6,389,269)	(2,648,724	)*
(14,006,420)	(3,791,380	)*	(7,734,831)	(3,229,848	)*

(62,302,569)	(19,496,760)		(26,034,684)	(10,652,156)

24,084,019	1,739,169		13,717,802	5,315,138
76,105,683	(24,878,558)		1,618,228	(901,691)
(61,042,834)	(34,059,609)		(3,683,781)	(5,368,678)
10,657,675	(3,620,826)		1,933,210	2,103,587
3,840,359	3,750,441		3,343,896	5,778,101
(5,169,898)	1,657,131		(2,003,823)	6,445,344
(5,334,432)	3,400,404		(1,859,248)	3,123,232

43,140,572	(52,011,848)		13,066,284	16,495,033

1,017,207	(30,990,528)		(6,834,627)	23,017,706

515,250,573	546,241,101		227,846,528	204,828,822

$516,267,780	$515,250,573		$221,011,901	$227,846,528

61

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2040 Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,479,465	$5,189,419
Net realized gain (loss)	27,220,107	42,886,750
Net change in unrealized appreciation (depreciation)	(24,759,757)	(20,329,403)

Net increase (decrease) in net assets resulting from operations	8,939,815	27,746,766

Distributions to shareholders (Note 2):
Class I	(2,736,758)	(695,562	)*
Class R5	(4,654,320)	(996,694	)*
Service Class	(5,250,215)	(3,192,736	)*
Administrative Class	(9,079,419)	(3,125,721	)*
Class A	(4,336,919)	(1,557,175	)*
Class R4	(5,533,240)	(1,753,444	)*
Class R3	(7,786,600)	(2,410,596	)*

Total distributions	(39,377,471)	(13,731,928)

Net fund share transactions (Note 5):
Class I	17,488,614	1,337,094
Class R5	52,614,192	(11,245,516)
Service Class	(39,014,312)	(16,100,101)
Administrative Class	9,514,682	(3,384,690)
Class A	1,348,592	1,305,152
Class R4	1,450,234	3,923,262
Class R3	1,537,468	2,536,757

Increase (decrease) in net assets from fund share transactions	44,939,470	(21,628,042)

Total increase (decrease) in net assets	14,501,814	(7,613,204)
Net assets*
Beginning of year	320,162,546	327,775,750

End of year	$334,664,360	$320,162,546

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

62

MassMutual RetireSMART by JPMorgan 2045 Fund			MassMutual RetireSMART by JPMorgan 2050 Fund
Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2019	Year Ended September 30, 2018

$2,625,526	$1,807,232		$3,676,721	$2,583,391
11,727,812	16,486,526		15,948,089	26,218,403
(10,938,015)	(7,423,884)		(14,162,578)	(12,619,553)

3,415,323	10,869,874		5,462,232	16,182,241

(1,763,124)	(327,112	)*	(1,550,399)	(364,167	)*
(18,331)	(11,951	)*	(3,893,659)	(793,066	)*
(1,113,350)	(559,484	)*	(2,771,186)	(1,954,614	)*
(2,297,794)	(847,923	)*	(6,259,727)	(1,993,329	)*
(1,924,872)	(706,134	)*	(2,376,030)	(916,317	)*
(3,532,658)	(1,427,149	)*	(2,965,880)	(1,049,431	)*
(5,793,557)	(2,156,853	)*	(5,047,633)	(1,782,486	)*

(16,443,686)	(6,036,606)		(24,864,514)	(8,853,410)

10,348,795	3,220,934		9,849,042	1,944,570
609,181	(75,199)		39,620,995	(9,188,455)
(5,080,655)	(1,061,438)		(28,387,351)	(453,864)
4,890,013	1,377,566		13,052,803	5,738,592
1,705,007	2,998,488		2,424,990	289,620
2,006,332	1,827,973		3,022,991	822,702
2,134,444	3,130,278		(797,829)	2,602,358

16,613,117	11,418,602		38,785,641	1,755,523

3,584,754	16,251,870		19,383,359	9,084,354

138,365,945	122,114,075		180,399,509	171,315,155

$141,950,699	$138,365,945		$199,782,868	$180,399,509

63

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2055 Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,098,473	$594,863
Net realized gain (loss)	2,966,198	6,392,488
Net change in unrealized appreciation (depreciation)	(2,393,171)	(2,793,944)

Net increase (decrease) in net assets resulting from operations	1,671,500	4,193,407

Distributions to shareholders (Note 2):
Class I	(668,592)	(169,808	)*
Class R5	(27,380)	(9,185	)*
Service Class	(673,919)	(299,060	)*
Administrative Class	(745,615)	(350,425	)*
Class A	(658,269)	(274,452	)*
Class R4	(1,284,484)	(490,643	)*
Class R3	(2,425,873)	(1,099,835	)*

Total distributions	(6,484,132)	(2,693,408)

Net fund share transactions (Note 5):
Class I	4,276,660	1,517,114
Class R5	322,389	82,264
Service Class	(2,661,756)	1,190,438
Administrative Class	2,601,541	1,092,326
Class A	999,495	1,893,457
Class R4	2,194,809	2,801,620
Class R3	2,803,243	4,035,161

Increase (decrease) in net assets from fund share transactions	10,536,381	12,612,380

Total increase (decrease) in net assets	5,723,749	14,112,379
Net assets*
Beginning of year	55,250,109	41,137,730

End of year	$60,973,858	$55,250,109

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

64

MassMutual RetireSMART by JPMorgan 2060 Fund
Year Ended September 30, 2019	Year Ended September 30, 2018

$343,017	$241,118
789,382	1,686,799
(879,757)	(650,967)

252,642	1,276,950

(1,494,091)	(589,352	)*
(44,637)	(7,721	)*
(93,014)	(12,432	)*
(57,919)	(18,701	)*
(38,502)	(7,585	)*
(33,943)	(8,560	)*
(101,371)	(18,758	)*

(1,863,477)	(663,109)

291,567	235,851
927,279	169,752
(50,021)	370,684
259,051	81,092
163,803	136,522
131,381	83,619
362,207	453,389

2,085,267	1,530,909

474,432	2,144,750

14,787,940	12,643,190

$15,262,372	$14,787,940

65

MassMutual RetireSMART Conservative Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.02	$0.27		$0.37	$0.64	$(0.32)	$(0.19)	$-	$(0.51)	$10.15	6.95%		$12,197	0.12%		0.02%		2.78%
9/30/18	10.04	0.23		0.04	0.27	(0.29)	-	-	(0.29)	10.02	2.71%		8,431	0.12%		0.02%		2.27%
9/30/17	9.72	0.09		0.46	0.55	(0.22)	-	(0.01)	(0.23)	10.04	5.86%		6,399	0.12%		0.03%		0.88%
9/30/16	9.40	0.23		0.38	0.61	(0.26)	(0.03)	-	(0.29)	9.72	6.66%		288	0.13%		0.02%		2.46%
9/30/15[i]	9.73	0.02		(0.21)	(0.19)	-	(0.14)	-	(0.14)	9.40	(2.01%	)[b]	170	0.12%	[a]	0.02%	[a]	0.24%	[a]
12/31/14[h]	10.19	0.34		(0.07)	0.27	(0.29)	(0.44)	-	(0.73)	9.73	2.62%	[b]	204	0.09%	[a]	0.02%	[a]	4.32%	[a]
Class R5
9/30/19	$10.01	$0.29		$0.34	$0.63	$(0.31)	$(0.19)	$-	$(0.50)	$10.14	6.83%		$6,919	0.22%		0.12%		2.96%
9/30/18	10.02	0.34		(0.07)	0.27	(0.28)	-	-	(0.28)	10.01	2.72%		7,023	0.22%		0.13%		3.45%
9/30/17	9.70	0.17		0.37	0.54	(0.21)	-	(0.01)	(0.22)	10.02	5.77%		11,556	0.22%		0.13%		1.76%
9/30/16	9.39	0.23		0.36	0.59	(0.25)	(0.03)	-	(0.28)	9.70	6.49%		9,490	0.23%		0.12%		2.43%
9/30/15[i]	9.73	0.01		(0.21)	(0.20)	-	(0.14)	-	(0.14)	9.39	(2.11%	)[b]	4,154	0.22%	[a]	0.12%	[a]	0.15%	[a]
12/31/14	10.03	0.25		0.17	0.42	(0.28)	(0.44)	-	(0.72)	9.73	4.15%		3,921	0.18%		0.13%		2.44%
Service Class
9/30/19	$10.01	$0.27		$0.34	$0.61	$(0.30)	$(0.19)	$-	$(0.49)	$10.13	6.62%		$9,225	0.32%		0.22%		2.74%
9/30/18	10.02	0.23		0.03	0.26	(0.27)	-	-	(0.27)	10.01	2.61%		7,882	0.32%		0.22%		2.27%
9/30/17	9.69	0.17		0.37	0.54	(0.20)	-	(0.01)	(0.21)	10.02	5.72%		7,138	0.32%		0.23%		1.80%
9/30/16	9.37	0.28		0.30	0.58	(0.23)	(0.03)	-	(0.26)	9.69	6.39%		8,032	0.33%		0.22%		3.03%
9/30/15[i]	9.72	0.00	[d]	(0.21)	(0.21)	-	(0.14)	-	(0.14)	9.37	(2.22%	)[b]	19,160	0.32%	[a]	0.22%	[a]	0.04%	[a]
12/31/14	10.03	0.29		0.12	0.41	(0.28)	(0.44)	-	(0.72)	9.72	3.99%		21,586	0.27%		0.21%		2.84%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	39%	62%	39%	69%	27%	31%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

66

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$10.01	$0.28	$0.33	$0.61	$(0.29)	$(0.19)	$-	$(0.48)	$10.14	6.57%		$32,206	0.42%		0.32%		2.87%
9/30/18	10.02	0.27	(0.02)	0.25	(0.26)	-	-	(0.26)	10.01	2.50%		39,271	0.42%		0.33%		2.72%
9/30/17	9.70	0.16	0.36	0.52	(0.19)	-	(0.01)	(0.20)	10.02	5.53%		52,556	0.42%		0.33%		1.64%
9/30/16	9.38	0.22	0.36	0.58	(0.23)	(0.03)	-	(0.26)	9.70	6.33%		53,140	0.43%		0.32%		2.39%
9/30/15[i]	9.73	(0.00)[d]	(0.21)	(0.21)	-	(0.14)	-	(0.14)	9.38	(2.21%	)[b]	62,204	0.42%	[a]	0.32%	[a]	(0.05%	)[a]
12/31/14	10.04	0.22	0.17	0.39	(0.26)	(0.44)	-	(0.70)	9.73	3.87%		62,351	0.36%		0.31%		2.19%
Class A
9/30/19	$10.05	$0.25	$0.34	$0.59	$(0.26)	$(0.19)	$-	$(0.45)	$10.19	6.34%		$25,898	0.67%		0.57%		2.59%
9/30/18	10.05	0.23	0.00 [d]	0.23	(0.23)	-	-	(0.23)	10.05	2.30%		27,681	0.67%		0.58%		2.25%
9/30/17	9.68	0.15	0.35	0.50	(0.12)	-	(0.01)	(0.13)	10.05	5.29%		32,580	0.67%		0.58%		1.50%
9/30/16	9.36	0.24	0.31	0.55	(0.20)	(0.03)	-	(0.23)	9.68	6.03%		39,639	0.68%		0.57%		2.56%
9/30/15[i]	9.74	(0.02)	(0.22)	(0.24)	-	(0.14)	-	(0.14)	9.36	(2.52%	)[b]	113,693	0.67%	[a]	0.57%	[a]	(0.31%	)[a]
12/31/14	10.04	0.19	0.19	0.38	(0.24)	(0.44)	-	(0.68)	9.74	3.69%		125,410	0.61%		0.56%		1.83%
Class R4
9/30/19	$9.92	$0.24	$0.35	$0.59	$(0.28)	$(0.19)	$-	$(0.47)	$10.04	6.42%		$124,050	0.57%		0.47%		2.47%
9/30/18	9.94	0.22	0.01	0.23	(0.25)	-	-	(0.25)	9.92	2.31%		106,763	0.57%		0.48%		2.24%
9/30/17	9.64	0.13	0.38	0.51	(0.20)	-	(0.01)	(0.21)	9.94	5.41%		98,559	0.57%		0.48%		1.37%
9/30/16	9.36	0.00 [d]	0.56	0.56	(0.25)	(0.03)	-	(0.28)	9.64	6.13%		81,328	0.58%		0.47%		0.05%
9/30/15[i]	9.72	0.00 [d]	(0.22)	(0.22)	-	(0.14)	-	(0.14)	9.36	(2.32%	)[b]	1,496	0.57%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	10.18	0.21	0.03	0.24	(0.26)	(0.44)	-	(0.70)	9.72	2.29%	[b]	102	0.54%	[a]	0.47%	[a]	2.76%	[a]
Class R3
9/30/19	$9.89	$0.22	$0.34	$0.56	$(0.25)	$(0.19)	$-	$(0.44)	$10.01	6.15%		$7,102	0.82%		0.72%		2.30%
9/30/18	9.91	0.20	0.01	0.21	(0.23)	-	-	(0.23)	9.89	2.10%		7,635	0.82%		0.73%		2.03%
9/30/17	9.61	0.10	0.38	0.48	(0.17)	-	(0.01)	(0.18)	9.91	5.13%		7,538	0.82%		0.73%		1.00%
9/30/16	9.33	0.09	0.45	0.54	(0.23)	(0.03)	-	(0.26)	9.61	5.96%		5,155	0.83%		0.72%		1.00%
9/30/15[i]	9.72	(0.02)	(0.23)	(0.25)	-	(0.14)	-	(0.14)	9.33	(2.63%	)[b]	1,302	0.82%	[a]	0.72%	[a]	(0.23%	)[a]
12/31/14[h]	10.18	0.19	0.03	0.22	(0.24)	(0.44)	-	(0.68)	9.72	2.10%	[b]	102	0.79%	[a]	0.72%	[a]	2.51%	[a]

67

MassMutual RetireSMART Moderate Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.58	$0.21	$0.13	$0.34	$(0.31)	$(0.68)	$(0.99)	$9.93	4.69%		$28,843	0.10%		0.04%		2.13%
9/30/18	10.31	0.16	0.47	0.63	(0.34)	(0.02)	(0.36)	10.58	6.21%		12,666	0.09%		0.05%		1.50%
9/30/17	9.53	0.04	0.96	1.00	(0.22)	-	(0.22)	10.31	10.72%		7,078	0.08%		0.07%		0.40%
9/30/16	9.14	0.45	0.28	0.73	(0.23)	(0.11)	(0.34)	9.53	8.18%		198	0.08%		0.04%		4.89%
9/30/15[i]	9.79	0.02	(0.39)	(0.37)	-	(0.28)	(0.28)	9.14	(3.85%	)[b]	642	0.07%	[a]	0.04%	[a]	0.30%	[a]
12/31/14[h]	10.76	0.42	(0.12)	0.30	(0.31)	(0.96)	(1.27)	9.79	2.65%	[b]	725	0.06%	[a]	0.04%	[a]	5.19%	[a]
Class R5
9/30/19	$10.57	$0.28	$0.06	$0.34	$(0.29)	$(0.68)	$(0.97)	$9.94	4.76%		$9,972	0.20%		0.14%		2.88%
9/30/18	10.31	0.29	0.32	0.61	(0.33)	(0.02)	(0.35)	10.57	6.01%		25,611	0.19%		0.15%		2.78%
9/30/17	9.53	0.15	0.84	0.99	(0.21)	-	(0.21)	10.31	10.62%		41,947	0.18%		0.16%		1.52%
9/30/16	9.13	0.20	0.53	0.73	(0.22)	(0.11)	(0.33)	9.53	8.21%		39,100	0.18%		0.14%		2.16%
9/30/15[i]	9.79	0.01	(0.39)	(0.38)	-	(0.28)	(0.28)	9.13	(3.95%	)[b]	21,120	0.17%	[a]	0.14%	[a]	0.19%	[a]
12/31/14	10.61	0.26	0.18	0.44	(0.30)	(0.96)	(1.26)	9.79	4.01%		24,005	0.16%		0.15%		2.38%
Service Class
9/30/19	$10.62	$0.23	$0.10	$0.33	$(0.29)	$(0.68)	$(0.97)	$9.98	4.53%		$11,427	0.30%		0.24%		2.35%
9/30/18	10.35	0.10	0.51	0.61	(0.32)	(0.02)	(0.34)	10.62	5.97%		11,330	0.29%		0.25%		0.96%
9/30/17	9.55	0.17	0.82	0.99	(0.19)	-	(0.19)	10.35	10.53%		4,509	0.28%		0.26%		1.77%
9/30/16	9.14	0.25	0.46	0.71	(0.19)	(0.11)	(0.30)	9.55	7.98%		5,623	0.28%		0.24%		2.76%
9/30/15[i]	9.81	0.01	(0.40)	(0.39)	-	(0.28)	(0.28)	9.14	(4.05%	)[b]	36,457	0.27%	[a]	0.24%	[a]	0.09%	[a]
12/31/14	10.62	0.24	0.19	0.43	(0.28)	(0.96)	(1.24)	9.81	4.01%		49,324	0.25%		0.23%		2.24%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	43%	52%	30%	62%	17%	28%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

68

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$10.59	$0.23		$0.09	$0.32	$(0.27)	$(0.68)	$(0.95)	$9.96	4.50%		$70,893	0.40%		0.34%		2.40%
9/30/18	10.32	0.23		0.37	0.60	(0.31)	(0.02)	(0.33)	10.59	5.86%		87,160	0.39%		0.35%		2.18%
9/30/17	9.54	0.12		0.85	0.97	(0.19)	-	(0.19)	10.32	10.36%		98,641	0.38%		0.36%		1.26%
9/30/16	9.14	0.20		0.51	0.71	(0.20)	(0.11)	(0.31)	9.54	7.92%		105,186	0.38%		0.34%		2.22%
9/30/15[i]	9.82	0.00	[d]	(0.40)	(0.40)	-	(0.28)	(0.28)	9.14	(4.15%	)[b]	128,868	0.37%	[a]	0.34%	[a]	0.01%	[a]
12/31/14	10.63	0.20		0.22	0.42	(0.27)	(0.96)	(1.23)	9.82	3.89%		138,574	0.34%		0.33%		1.83%
Class A
9/30/19	$10.61	$0.21		$0.09	$0.30	$(0.24)	$(0.68)	$(0.92)	$9.99	4.24%		$81,959	0.65%		0.59%		2.13%
9/30/18	10.34	0.20		0.37	0.57	(0.28)	(0.02)	(0.30)	10.61	5.56%		91,459	0.64%		0.60%		1.90%
9/30/17	9.54	0.11		0.85	0.96	(0.16)	-	(0.16)	10.34	10.22%		115,392	0.63%		0.61%		1.18%
9/30/16	9.14	0.17		0.51	0.68	(0.17)	(0.11)	(0.28)	9.54	7.59%		138,758	0.63%		0.59%		1.85%
9/30/15[i]	9.84	(0.02)		(0.40)	(0.42)	-	(0.28)	(0.28)	9.14	(4.34%	)[b]	165,092	0.62%	[a]	0.59%	[a]	(0.26%	)[a]
12/31/14	10.65	0.17		0.22	0.39	(0.24)	(0.96)	(1.20)	9.84	3.62%		199,865	0.59%		0.58%		1.53%
Class R4
9/30/19	$10.53	$0.19		$0.10	$0.29	$(0.26)	$(0.68)	$(0.94)	$9.88	4.19%		$40,232	0.55%		0.49%		2.02%
9/30/18	10.26	0.18		0.41	0.59	(0.30)	(0.02)	(0.32)	10.53	5.80%		34,455	0.54%		0.50%		1.69%
9/30/17	9.50	0.10		0.85	0.95	(0.19)	-	(0.19)	10.26	10.25%		28,109	0.53%		0.51%		1.06%
9/30/16	9.13	0.03		0.66	0.69	(0.21)	(0.11)	(0.32)	9.50	7.72%		21,403	0.53%		0.49%		0.31%
9/30/15[i]	9.82	0.01		(0.42)	(0.41)	-	(0.28)	(0.28)	9.13	(4.25%	)[b]	1,693	0.52%	[a]	0.49%	[a]	0.17%	[a]
12/31/14[h]	10.79	0.20		0.06	0.26	(0.27)	(0.96)	(1.23)	9.82	2.29%	[b]	102	0.51%	[a]	0.49%	[a]	2.43%	[a]
Class R3
9/30/19	$10.50	$0.18		$0.09	$0.27	$(0.23)	$(0.68)	$(0.91)	$9.86	3.95%		$9,050	0.80%		0.74%		1.90%
9/30/18	10.24	0.18		0.37	0.55	(0.27)	(0.02)	(0.29)	10.50	5.46%		11,230	0.79%		0.75%		1.73%
9/30/17	9.47	0.07		0.86	0.93	(0.16)	-	(0.16)	10.24	10.04%		12,819	0.78%		0.76%		0.72%
9/30/16	9.12	0.13		0.53	0.66	(0.20)	(0.11)	(0.31)	9.47	7.45%		8,773	0.78%		0.74%		1.38%
9/30/15[i]	9.82	0.01		(0.43)	(0.42)	-	(0.28)	(0.28)	9.12	(4.35%	)[b]	5,138	0.77%	[a]	0.74%	[a]	0.11%	[a]
12/31/14[h]	10.79	0.18		0.06	0.24	(0.25)	(0.96)	(1.21)	9.82	2.11%	[b]	102	0.76%	[a]	0.74%	[a]	2.18%	[a]

69

MassMutual RetireSMART Moderate Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$11.21	$0.21	$(0.12	)aa	$0.09	$(0.32)	$(1.08)	$(1.40)	$9.90	3.17%		$15,679	0.11%		0.04%		2.19%
9/30/18	10.77	0.20	0.75		0.95	(0.40)	(0.11)	(0.51)	11.21	9.07%		8,011	0.10%		0.06%		1.84%
9/30/17	9.55	0.02	1.41		1.43	(0.21)	-	(0.21)	10.77	15.26%		10,236	0.10%		0.09%		0.24%
9/30/16	9.10	0.36	0.47		0.83	(0.20)	(0.18)	(0.38)	9.55	9.39%		110	0.09%		0.04%		3.85%
9/30/15[i]	10.02	0.03	(0.57)		(0.54)	-	(0.38)	(0.38)	9.10	(5.46%	)[b]	300	0.08%	[a]	0.04%	[a]	0.42%	[a]
12/31/14[h]	11.45	0.34	(0.05)		0.29	(0.31)	(1.41)	(1.72)	10.02	2.39%	[b]	318	0.06%	[a]	0.04%	[a]	4.02%	[a]
Class R5
9/30/19	$11.21	$0.22	$(0.14	)aa	$0.08	$(0.30)	$(1.08)	$(1.38)	$9.91	3.12%		$12,028	0.21%		0.14%		2.21%
9/30/18	10.77	0.29	0.65		0.94	(0.39)	(0.11)	(0.50)	11.21	8.96%		13,583	0.20%		0.16%		2.60%
9/30/17	9.55	0.12	1.30		1.42	(0.20)	-	(0.20)	10.77	15.16%		21,697	0.20%		0.17%		1.24%
9/30/16	9.09	0.19	0.64		0.83	(0.19)	(0.18)	(0.37)	9.55	9.43%		22,452	0.19%		0.14%		2.09%
9/30/15[i]	10.02	0.02	(0.57)		(0.55)	-	(0.38)	(0.38)	9.09	(5.57%	)[b]	8,746	0.18%	[a]	0.14%	[a]	0.31%	[a]
12/31/14	11.31	0.22	0.20		0.42	(0.30)	(1.41)	(1.71)	10.02	3.57%		9,970	0.17%		0.15%		1.96%
Service Class
9/30/19	$11.24	$0.20	$(0.14	)aa	$0.06	$(0.29)	$(1.08)	$(1.37)	$9.93	2.90%		$9,014	0.31%		0.24%		2.03%
9/30/18	10.80	0.11	0.82		0.93	(0.38)	(0.11)	(0.49)	11.24	8.81%		8,522	0.30%		0.25%		1.01%
9/30/17	9.55	0.13	1.29		1.42	(0.17)	-	(0.17)	10.80	15.13%		4,209	0.30%		0.27%		1.29%
9/30/16	9.09	0.21	0.60		0.81	(0.17)	(0.18)	(0.35)	9.55	9.18%		7,021	0.29%		0.24%		2.25%
9/30/15[i]	10.02	0.02	(0.57)		(0.55)	-	(0.38)	(0.38)	9.09	(5.56%	)[b]	25,552	0.28%	[a]	0.24%	[a]	0.21%	[a]
12/31/14	11.31	0.25	0.16		0.41	(0.29)	(1.41)	(1.70)	10.02	3.49%		28,779	0.26%		0.24%		2.19%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	44%	55%	33%	62%	20%	28%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

70

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$11.22	$0.21	$(0.15	)aa	$0.06	$(0.28)	$(1.08)	$(1.36)	$9.92	2.88%		$81,829	0.41%		0.34%		2.11%
9/30/18	10.79	0.19	0.72		0.91	(0.37)	(0.11)	(0.48)	11.22	8.62%		93,858	0.40%		0.36%		1.75%
9/30/17	9.55	0.10	1.32		1.42	(0.18)	-	(0.18)	10.79	15.08%		96,560	0.40%		0.37%		1.00%
9/30/16	9.09	0.18	0.62		0.80	(0.16)	(0.18)	(0.34)	9.55	9.14%		98,971	0.39%		0.34%		2.02%
9/30/15[i]	10.04	0.01	(0.58)		(0.57)	-	(0.38)	(0.38)	9.09	(5.76%	)[b]	127,157	0.38%	[a]	0.34%	[a]	0.12%	[a]
12/31/14	11.32	0.20	0.21		0.41	(0.28)	(1.41)	(1.69)	10.04	3.46%		135,163	0.35%		0.33%		1.74%
Class A
9/30/19	$11.24	$0.19	$(0.14	)aa	$0.05	$(0.25)	$(1.08)	$(1.33)	$9.96	2.67%		$65,910	0.66%		0.59%		1.90%
9/30/18	10.80	0.17	0.72		0.89	(0.34)	(0.11)	(0.45)	11.24	8.42%		77,780	0.65%		0.61%		1.54%
9/30/17	9.56	0.09	1.30		1.39	(0.15)	-	(0.15)	10.80	14.73%		92,645	0.65%		0.62%		0.86%
9/30/16	9.10	0.15	0.62		0.77	(0.13)	(0.18)	(0.31)	9.56	8.77%		104,156	0.64%		0.59%		1.61%
9/30/15[i]	10.06	(0.01)	(0.57)		(0.58)	-	(0.38)	(0.38)	9.10	(5.84%	)[b]	124,585	0.63%	[a]	0.59%	[a]	(0.15%	)[a]
12/31/14	11.34	0.15	0.23		0.38	(0.25)	(1.41)	(1.66)	10.06	3.16%		157,201	0.60%		0.58%		1.33%
Class R4
9/30/19	$11.14	$0.18	$(0.13	)aa	$0.05	$(0.27)	$(1.08)	$(1.35)	$9.84	2.75%		$27,212	0.56%		0.49%		1.87%
9/30/18	10.72	0.16	0.73		0.89	(0.36)	(0.11)	(0.47)	11.14	8.47%		24,118	0.55%		0.51%		1.46%
9/30/17	9.51	0.08	1.31		1.39	(0.18)	-	(0.18)	10.72	14.90%		22,154	0.55%		0.52%		0.79%
9/30/16	9.08	0.03	0.76		0.79	(0.18)	(0.18)	(0.36)	9.51	9.00%		16,185	0.54%		0.49%		0.36%
9/30/15[i]	10.04	0.07	(0.65)		(0.58)	-	(0.38)	(0.38)	9.08	(5.86%	)[b]	1,481	0.53%	[a]	0.49%	[a]	0.96%	[a]
12/31/14[h]	11.47	0.19	0.06		0.25	(0.27)	(1.41)	(1.68)	10.04	2.05%	[b]	102	0.51%	[a]	0.49%	[a]	2.20%	[a]
Class R3
9/30/19	$11.10	$0.16	$(0.13	)aa	$0.03	$(0.25)	$(1.08)	$(1.33)	$9.80	2.45%		$16,144	0.81%		0.74%		1.66%
9/30/18	10.69	0.13	0.73		0.86	(0.34)	(0.11)	(0.45)	11.10	8.21%		16,492	0.80%		0.76%		1.16%
9/30/17	9.49	0.05	1.31		1.36	(0.16)	-	(0.16)	10.69	14.54%		13,615	0.80%		0.77%		0.51%
9/30/16	9.07	0.10	0.67		0.77	(0.17)	(0.18)	(0.35)	9.49	8.73%		7,529	0.79%		0.74%		1.13%
9/30/15[i]	10.04	0.03	(0.62)		(0.59)	-	(0.38)	(0.38)	9.07	(5.96%	)[b]	3,758	0.78%	[a]	0.74%	[a]	0.40%	[a]
12/31/14[h]	11.47	0.17	0.06		0.23	(0.25)	(1.41)	(1.66)	10.04	1.86%	[b]	102	0.76%	[a]	0.74%	[a]	1.98%	[a]

71

MassMutual RetireSMART Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$12.25	$0.21	$(0.27)	$(0.06)	$(0.34)	$(1.26)	$(1.60)	$10.59	2.28%		$23,314	0.20%		0.07%		2.06%
9/30/18	11.62	0.16	1.01	1.17	(0.43)	(0.11)	(0.54)	12.25	10.36%		17,151	0.21%		0.08%		1.34%
9/30/17	10.08	0.01	1.71	1.72	(0.18)	-	(0.18)	11.62	17.35%		7,411	0.22%		0.12%		0.06%
9/30/16	9.63	0.37	0.55	0.92	(0.18)	(0.29)	(0.47)	10.08	9.87%		129	0.24%		0.07%		3.78%
9/30/15[i]	10.79	0.03	(0.69)	(0.66)	-	(0.50)	(0.50)	9.63	(6.28%	)[b]	398	0.22%	[a]	0.07%	[a]	0.31%	[a]
12/31/14[h]	12.25	0.31	0.03	0.34	(0.30)	(1.50)	(1.80)	10.79	2.55%	[b]	309	0.16%	[a]	0.07%	[a]	3.45%	[a]
Class R5
9/30/19	$12.25	$0.19	$(0.25)	$(0.06)	$(0.33)	$(1.26)	$(1.59)	$10.60	2.21%		$5,024	0.30%		0.17%		1.83%
9/30/18	11.62	0.23	0.93	1.16	(0.42)	(0.11)	(0.53)	12.25	10.26%		5,780	0.31%		0.19%		1.96%
9/30/17	10.08	0.09	1.62	1.71	(0.17)	-	(0.17)	11.62	17.23%		6,432	0.33%		0.21%		0.83%
9/30/16	9.63	0.18	0.73	0.91	(0.17)	(0.29)	(0.46)	10.08	9.76%		4,662	0.34%		0.17%		1.83%
9/30/15[i]	10.80	0.01	(0.68)	(0.67)	-	(0.50)	(0.50)	9.63	(6.37%	)[b]	3,534	0.32%	[a]	0.17%	[a]	0.14%	[a]
12/31/14	12.12	0.20	0.26	0.46	(0.28)	(1.50)	(1.78)	10.80	3.62%		5,507	0.25%		0.17%		1.60%
Service Class
9/30/19	$12.27	$0.19	$(0.27)	$(0.08)	$(0.32)	$(1.26)	$(1.58)	$10.61	2.01%		$3,115	0.40%		0.27%		1.84%
9/30/18	11.63	0.11	1.05	1.16	(0.41)	(0.11)	(0.52)	12.27	10.22%		2,834	0.41%		0.28%		0.94%
9/30/17	10.09	0.10	1.60	1.70	(0.16)	-	(0.16)	11.63	17.09%		1,604	0.43%		0.30%		0.90%
9/30/16	9.62	0.20	0.71	0.91	(0.15)	(0.29)	(0.44)	10.09	9.68%		1,657	0.44%		0.27%		2.11%
9/30/15[i]	10.80	0.01	(0.69)	(0.68)	-	(0.50)	(0.50)	9.62	(6.46%	)[b]	4,389	0.42%	[a]	0.27%	[a]	0.13%	[a]
12/31/14	12.12	0.23	0.23	0.46	(0.28)	(1.50)	(1.78)	10.80	3.57%		5,925	0.34%		0.26%		1.91%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	38%	64%	39%	70%	26%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

72

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$12.25	$0.20		$(0.30)	$(0.10)	$(0.30)	$(1.26)	$(1.56)	$10.59	1.88%		$31,091	0.50%		0.37%		1.91%
9/30/18	11.62	0.18		0.96	1.14	(0.40)	(0.11)	(0.51)	12.25	10.05%		36,154	0.51%		0.39%		1.50%
9/30/17	10.07	0.07		1.63	1.70	(0.15)	-	(0.15)	11.62	17.08%		32,761	0.53%		0.40%		0.66%
9/30/16	9.62	0.16		0.73	0.89	(0.15)	(0.29)	(0.44)	10.07	9.49%		30,872	0.54%		0.37%		1.64%
9/30/15[i]	10.81	0.00	[d]	(0.69)	(0.69)	-	(0.50)	(0.50)	9.62	(6.55%	)[b]	39,361	0.52%	[a]	0.37%	[a]	0.04%	[a]
12/31/14	12.13	0.18		0.26	0.44	(0.26)	(1.50)	(1.76)	10.81	3.45%		40,211	0.43%		0.36%		1.48%
Class A
9/30/19	$12.22	$0.18		$(0.29)	$(0.11)	$(0.27)	$(1.26)	$(1.53)	$10.58	1.66%		$30,795	0.75%		0.62%		1.69%
9/30/18	11.59	0.17		0.94	1.11	(0.37)	(0.11)	(0.48)	12.22	9.77%		34,466	0.75%		0.64%		1.46%
9/30/17	10.05	0.06		1.60	1.66	(0.12)	-	(0.12)	11.59	16.71%		44,394	0.78%		0.65%		0.56%
9/30/16	9.59	0.12		0.75	0.87	(0.12)	(0.29)	(0.41)	10.05	9.33%		46,706	0.79%		0.62%		1.25%
9/30/15[i]	10.80	(0.02)		(0.69)	(0.71)	-	(0.50)	(0.50)	9.59	(6.74%	)[b]	50,015	0.77%	[a]	0.62%	[a]	(0.23%	)[a]
12/31/14	12.12	0.14		0.27	0.41	(0.23)	(1.50)	(1.73)	10.80	3.20%		60,183	0.68%		0.61%		1.18%
Class R4
9/30/19	$12.12	$0.18		$(0.29)	$(0.11)	$(0.29)	$(1.26)	$(1.55)	$10.46	1.73%		$17,701	0.65%		0.52%		1.71%
9/30/18	11.51	0.15		0.96	1.11	(0.39)	(0.11)	(0.50)	12.12	9.86%		16,469	0.66%		0.54%		1.26%
9/30/17	10.00	0.04		1.63	1.67	(0.16)	-	(0.16)	11.51	16.89%		15,136	0.68%		0.56%		0.37%
9/30/16	9.58	0.09		0.79	0.88	(0.17)	(0.29)	(0.46)	10.00	9.39%		6,786	0.69%		0.52%		0.98%
9/30/15[i]	10.78	0.05		(0.75)	(0.70)	-	(0.50)	(0.50)	9.58	(6.66%	)[b]	2,155	0.67%	[a]	0.52%	[a]	0.64%	[a]
12/31/14[h]	12.24	0.17		0.13	0.30	(0.26)	(1.50)	(1.76)	10.78	2.22%	[b]	102	0.61%	[a]	0.52%	[a]	1.82%	[a]
Class R3
9/30/19	$12.08	$0.14		$(0.26)	$(0.12)	$(0.26)	$(1.26)	$(1.52)	$10.44	1.58%		$9,013	0.90%		0.77%		1.36%
9/30/18	11.47	0.12		0.96	1.08	(0.36)	(0.11)	(0.47)	12.08	9.63%		8,381	0.91%		0.79%		1.04%
9/30/17	9.97	0.02		1.61	1.63	(0.13)	-	(0.13)	11.47	16.53%		7,927	0.93%		0.81%		0.19%
9/30/16	9.57	0.04		0.80	0.84	(0.15)	(0.29)	(0.44)	9.97	9.06%		4,573	0.94%		0.77%		0.44%
9/30/15[i]	10.78	0.03		(0.74)	(0.71)	-	(0.50)	(0.50)	9.57	(6.75%	)[b]	1,531	0.92%	[a]	0.77%	[a]	0.43%	[a]
12/31/14[h]	12.24	0.14		0.13	0.27	(0.23)	(1.50)	(1.73)	10.78	2.03%	[b]	102	0.86%	[a]	0.77%	[a]	1.57%	[a]

73

MassMutual RetireSMART by JPMorgan In Retirement Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$11.69	$0.12		$0.52	$0.64	$(0.40)	$(0.15)	$(0.55)	$11.78	6.08%	$16,125	0.22%	0.06%	1.08%
9/30/18	11.55	0.32		0.05	0.37	(0.23)	-	(0.23)	11.69	3.22%	2,436	0.30%	0.07%	2.77%
9/30/17	11.13	0.22		0.47	0.69	(0.27)	-	(0.27)	11.55	6.43%	2,603	0.26%	0.08%	1.95%
9/30/16	10.40	0.17		0.56	0.73	-	-	-	11.13	7.02%	2,467	0.27%	0.06%	1.53%
9/30/15[i]	11.02	0.01		(0.30)	(0.29)	(0.33)	-	(0.33)	10.40	(2.68%)[b]	598	0.26%[a]	0.06%[a]	0.07%[a]
12/31/14[h]	11.03	0.48		(0.21)	0.27	(0.28)	-	(0.28)	11.02	2.45%[b]	4,609	0.19%[a]	0.06%[a]	5.71%[a]
Class R5
9/30/19	$11.69	$0.12		$0.51	$0.63	$(0.37)	$(0.15)	$(0.52)	$11.80	6.02%	$8,776	0.32%	0.16%	1.01%
9/30/18	11.56	0.31		0.04	0.35	(0.22)	-	(0.22)	11.69	3.02%	1,270	0.39%	0.17%	2.66%
9/30/17	11.14	0.17		0.51	0.68	(0.26)	-	(0.26)	11.56	6.32%	4,574	0.37%	0.18%	1.49%
9/30/16	10.42	0.08		0.64	0.72	-	-	-	11.14	6.91%	3,494	0.37%	0.16%	0.77%
9/30/15[i]	11.00	0.01		(0.30)	(0.29)	(0.29)	-	(0.29)	10.42	(2.68%)[b]	757	0.36%[a]	0.16%[a]	0.09%[a]
12/31/14[h]	11.03	0.57		(0.32)	0.25	(0.28)	-	(0.28)	11.00	2.27%[b]	953	0.29%[a]	0.16%[a]	6.82%[a]
Service Class
9/30/19	$11.71	$0.28		$0.34	$0.62	$(0.37)	$(0.15)	$(0.52)	$11.81	5.89%	$15,324	0.42%	0.26%	2.44%
9/30/18	11.57	0.28		0.06	0.34	(0.20)	-	(0.20)	11.71	3.00%	12,630	0.50%	0.27%	2.40%
9/30/17	11.15	0.19		0.48	0.67	(0.25)	-	(0.25)	11.57	6.20%	14,194	0.47%	0.28%	1.67%
9/30/16	10.44	0.27		0.44	0.71	-	-	-	11.15	6.80%	15,440	0.47%	0.26%	2.51%
9/30/15[i]	11.01	0.00	[d]	(0.29)	(0.29)	(0.28)	-	(0.28)	10.44	(2.70%)[b]	19,899	0.46%[a]	0.26%[a]	0.00%[a,e]
12/31/14	10.88	0.20		0.20	0.40	(0.27)	-	(0.27)	11.01	3.63%	22,029	0.35%	0.26%	1.80%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	39%	80%	47%	75%	37%	44%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

74

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$11.71	$0.23	$0.38	$0.61	$(0.36)	$(0.15)	$(0.51)	$11.81	5.79%	$39,483	0.52%	0.36%	1.97%
9/30/18	11.56	0.27	0.07	0.34	(0.19)	-	(0.19)	11.71	2.97%	22,101	0.60%	0.37%	2.35%
9/30/17	11.14	0.18	0.48	0.66	(0.24)	-	(0.24)	11.56	6.08%	23,318	0.57%	0.38%	1.58%
9/30/16	10.44	0.22	0.48	0.70	-	-	-	11.14	6.70%	28,573	0.57%	0.36%	2.07%
9/30/15[i]	11.02	(0.01)	(0.30)	(0.31)	(0.27)	-	(0.27)	10.44	(2.86%)[b]	30,387	0.56%[a]	0.36%[a]	(0.09%)[a]
12/31/14	10.89	0.24	0.16	0.40	(0.27)	-	(0.27)	11.02	3.68%	33,673	0.46%	0.35%	2.13%
Class A
9/30/19	$11.61	$0.17	$0.40	$0.57	$(0.35)	$(0.15)	$(0.50)	$11.68	5.47%	$63,336	0.77%	0.61%	1.53%
9/30/18	11.47	0.26	0.04	0.30	(0.16)	-	(0.16)	11.61	2.67%	20,199	0.84%	0.62%	2.29%
9/30/17	11.05	0.14	0.49	0.63	(0.21)	-	(0.21)	11.47	5.88%	20,529	0.82%	0.63%	1.27%
9/30/16	10.39	0.19	0.47	0.66	-	-	-	11.05	6.35%	20,906	0.82%	0.61%	1.74%
9/30/15[i]	10.95	(0.03)	(0.29)	(0.32)	(0.24)	-	(0.24)	10.39	(2.96%)[b]	20,228	0.81%[a]	0.61%[a]	(0.34%)[a]
12/31/14	10.81	0.19	0.17	0.36	(0.22)	-	(0.22)	10.95	3.34%	20,689	0.72%	0.63%	1.70%
Class R4
9/30/19	$11.53	$0.06	$0.52	$0.58	$(0.34)	$(0.15)	$(0.49)	$11.62	5.55%	$24,032	0.67%	0.51%	0.52%
9/30/18	11.39	0.25	0.06	0.31	(0.17)	-	(0.17)	11.53	2.75%	4,368	0.75%	0.52%	2.22%
9/30/17	10.98	0.18	0.46	0.64	(0.23)	-	(0.23)	11.39	5.99%	4,906	0.71%	0.53%	1.68%
9/30/16	10.31	0.20	0.47	0.67	-	-	-	10.98	6.50%	6,233	0.72%	0.51%	1.91%
9/30/15[i]	10.90	(0.02)	(0.29)	(0.31)	(0.28)	-	(0.28)	10.31	(2.88%)[b]	4,325	0.71%[a]	0.51%[a]	(0.19%)[a]
12/31/14[h]	10.96	0.30	(0.08)	0.22	(0.28)	-	(0.28)	10.90	2.01%[b]	1,753	0.64%[a]	0.51%[a]	3.61%[a]
Class R3
9/30/19	$11.43	$0.10	$0.45	$0.55	$(0.31)	$(0.15)	$(0.46)	$11.52	5.35%	$37,510	0.92%	0.76%	0.88%
9/30/18	11.30	0.22	0.06	0.28	(0.15)	-	(0.15)	11.43	2.45%	13,161	1.00%	0.77%	1.92%
9/30/17	10.90	0.13	0.48	0.61	(0.21)	-	(0.21)	11.30	5.73%	13,260	0.97%	0.78%	1.15%
9/30/16	10.26	0.16	0.48	0.64	-	-	-	10.90	6.24%	13,673	0.97%	0.76%	1.50%
9/30/15[i]	10.86	(0.04)	(0.29)	(0.33)	(0.27)	-	(0.27)	10.26	(3.07%)[b]	8,315	0.96%[a]	0.76%[a]	(0.47%)[a]
12/31/14	10.79	0.50	(0.15)	0.35	(0.28)	-	(0.28)	10.86	3.21%	5,099	0.89%	0.76%	4.60%

75

MassMutual RetireSMART by JPMorgan 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.32	$0.36	$0.20	$0.56	$(0.39)	$(0.96)	$-	$(1.35)	$12.53	5.63%	$35,602	0.08%	0.04%	2.95%
9/30/18	13.01	0.32	0.42	0.74	(0.42)	(0.01)	-	(0.43)	13.32	5.77%	19,424	0.06%	0.05%	2.41%
9/30/17	12.01	0.16	1.11	1.27	(0.24)	-	(0.03)	(0.27)	13.01	10.85%	20,595	0.06%	0.05%	1.30%
9/30/16	11.48	0.23	0.73	0.96	(0.26)	(0.17)	-	(0.43)	12.01	8.58%	11,261	0.05%	0.04%	2.02%
9/30/15[i]	12.34	0.01	(0.54)	(0.53)	(0.33)	-	-	(0.33)	11.48	(4.32%)[b]	8,593	0.05%[a]	0.04%[a]	0.09%[a]
12/31/14[h]	12.33	0.53	(0.21)	0.32	(0.31)	-	-	(0.31)	12.34	2.58%[b]	46,447	0.05%[a]	0.04%[a]	5.68%[a]
Class R5
9/30/19	$13.30	$0.30	$0.25	$0.55	$(0.38)	$(0.96)	$-	$(1.34)	$12.51	5.56%	$60,303	0.18%	0.14%	2.45%
9/30/18	12.99	0.32	0.41	0.73	(0.41)	(0.01)	-	(0.42)	13.30	5.69%	13,848	0.16%	0.15%	2.48%
9/30/17	12.00	0.15	1.10	1.25	(0.23)	-	(0.03)	(0.26)	12.99	10.66%	26,146	0.16%	0.15%	1.22%
9/30/16	11.47	0.13	0.82	0.95	(0.25)	(0.17)	-	(0.42)	12.00	8.49%	18,944	0.15%	0.14%	1.15%
9/30/15[i]	12.33	0.03	(0.56)	(0.53)	(0.33)	-	-	(0.33)	11.47	(4.35%)[b]	7,984	0.15%[a]	0.14%[a]	0.32%[a]
12/31/14[h]	12.33	0.97	(0.66)	0.31	(0.31)	-	-	(0.31)	12.33	2.49%[b]	4,649	0.15%[a]	0.14%[a]	10.47%[a]
Service Class
9/30/19	$13.34	$0.40	$0.14	$0.54	$(0.34)	$(0.96)	$-	$(1.30)	$12.58	5.42%	$31,848	0.28%	0.24%	3.22%
9/30/18	13.03	0.28	0.43	0.71	(0.39)	(0.01)	-	(0.40)	13.34	5.50%	83,925	0.26%	0.25%	2.14%
9/30/17	12.02	0.18	1.08	1.26	(0.22)	-	(0.03)	(0.25)	13.03	10.66%	117,952	0.26%	0.25%	1.44%
9/30/16	11.49	0.25	0.68	0.93	(0.23)	(0.17)	-	(0.40)	12.02	8.33%	156,529	0.25%	0.24%	2.19%
9/30/15[i]	12.34	0.01	(0.56)	(0.55)	(0.30)	-	-	(0.30)	11.49	(4.48%)[b]	168,632	0.25%[a]	0.24%[a]	0.12%[a]
12/31/14	12.16	0.20	0.27	0.47	(0.29)	-	-	(0.29)	12.34	3.84%	189,123	0.24%	0.24%[k]	1.61%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	46%	62%	33%	69%	31%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

76

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$13.30	$0.34	$0.19	$0.53	$(0.34)	$(0.96)	$-	$(1.30)	$12.53	5.38%	$74,837	0.38%	0.34%	2.79%
9/30/18	12.99	0.29	0.40	0.69	(0.37)	(0.01)	-	(0.38)	13.30	5.43%	86,230	0.36%	0.35%	2.24%
9/30/17	11.99	0.16	1.07	1.23	(0.20)	-	(0.03)	(0.23)	12.99	10.50%	103,799	0.36%	0.35%	1.28%
9/30/16	11.47	0.22	0.69	0.91	(0.22)	(0.17)	-	(0.39)	11.99	8.15%	122,809	0.35%	0.34%	1.95%
9/30/15[i]	12.32	0.00 [d]	(0.55)	(0.55)	(0.30)	-	-	(0.30)	11.47	(4.51%)[b]	131,451	0.35%[a]	0.34%[a]	0.03%[a]
12/31/14	12.17	0.27	0.18	0.45	(0.30)	-	-	(0.30)	12.32	3.69%	142,437	0.34%	0.34%[k]	2.19%
Class A
9/30/19	$13.22	$0.27	$0.22	$0.49	$(0.31)	$(0.96)	$-	$(1.27)	$12.44	5.05%	$73,800	0.63%	0.59%	2.19%
9/30/18	12.91	0.23	0.43	0.66	(0.34)	(0.01)	-	(0.35)	13.22	5.15%	76,268	0.61%	0.60%	1.72%
9/30/17	11.91	0.14	1.06	1.20	(0.18)	-	(0.02)	(0.20)	12.91	10.27%	67,000	0.61%	0.60%	1.17%
9/30/16	11.39	0.20	0.68	0.88	(0.19)	(0.17)	-	(0.36)	11.91	7.90%	88,095	0.60%	0.59%	1.72%
9/30/15[i]	12.22	(0.02)	(0.54)	(0.56)	(0.27)	-	-	(0.27)	11.39	(4.64%)[b]	95,333	0.60%[a]	0.59%[a]	(0.23%)[a]
12/31/14	12.05	0.17	0.24	0.41	(0.24)	-	-	(0.24)	12.22	3.41%	87,478	0.61%	0.61%[k]	1.37%
Class R4
9/30/19	$13.04	$0.31	$0.19	$0.50	$(0.32)	$(0.96)	$-	$(1.28)	$12.26	5.21%	$50,600	0.53%	0.49%	2.60%
9/30/18	12.76	0.24	0.41	0.65	(0.36)	(0.01)	-	(0.37)	13.04	5.18%	57,866	0.51%	0.50%	1.90%
9/30/17	11.78	0.13	1.07	1.20	(0.20)	-	(0.02)	(0.22)	12.76	10.41%	60,476	0.51%	0.50%	1.07%
9/30/16	11.30	0.19	0.68	0.87	(0.22)	(0.17)	-	(0.39)	11.78	7.96%	58,346	0.50%	0.49%	1.65%
9/30/15[i]	12.16	(0.01)	(0.53)	(0.54)	(0.32)	-	-	(0.32)	11.30	(4.53%)[b]	28,251	0.50%[a]	0.49%[a]	(0.07%)[a]
12/31/14[h]	12.20	0.33	(0.06)	0.27	(0.31)	-	-	(0.31)	12.16	2.19%[b]	17,613	0.50%[a]	0.49%[a]	3.51%[a]
Class R3
9/30/19	$12.84	$0.28	$0.18	$0.46	$(0.29)	$(0.96)	$-	$(1.25)	$12.05	4.93%	$66,638	0.78%	0.74%	2.37%
9/30/18	12.56	0.22	0.40	0.62	(0.33)	(0.01)	-	(0.34)	12.84	4.98%	77,690	0.76%	0.75%	1.71%
9/30/17	11.61	0.10	1.04	1.14	(0.17)	-	(0.02)	(0.19)	12.56	10.01%	84,681	0.76%	0.75%	0.84%
9/30/16	11.12	0.15	0.70	0.85	(0.19)	(0.17)	-	(0.36)	11.61	7.87%	88,411	0.75%	0.74%	1.33%
9/30/15[i]	11.99	(0.03)	(0.54)	(0.57)	(0.30)	-	-	(0.30)	11.12	(4.75%)[b]	61,026	0.75%[a]	0.74%[a]	(0.34%)[a]
12/31/14	11.90	0.37	0.02	0.39	(0.30)	-	-	(0.30)	11.99	3.27%	49,284	0.75%	0.75%[k]	3.07%

77

MassMutual RetireSMART by JPMorgan 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.49	$0.33	$0.15	$0.48	$(0.40)	$(1.07)	$(1.47)	$12.50	5.30%		$40,806	0.10%		0.01%		2.74%
9/30/18	13.29	0.30	0.63	0.93	(0.49)	(0.24)	(0.73)	13.49	7.15%		21,942	0.09%		0.03%		2.28%
9/30/17	12.07	0.15	1.39	1.54	(0.26)	(0.06)	(0.32)	13.29	13.03%		23,079	0.10%		0.04%		1.22%
9/30/16	11.37	0.22	0.80	1.02	(0.24)	(0.08)	(0.32)	12.07	9.13%		14,968	0.12%		0.01%		1.88%
9/30/15[i]	12.18	0.02	(0.61)	(0.59)	-	(0.22)	(0.22)	11.37	(4.86%	)[b]	7,212	0.16%	[a]	0.01%	[a]	0.22%	[a]
12/31/14[h]	12.52	0.53	(0.21)	0.32	(0.34)	(0.32)	(0.66)	12.18	2.46%	[b]	14,248	0.21%	[a]	0.01%	[a]	5.58%	[a]
Class R5
9/30/19	$13.51	$0.07	$0.42	$0.49	$(0.31)	$(1.07)	$(1.38)	$12.62	5.26%		$527	0.20%		0.11%		0.61%
9/30/18	13.29	0.23	0.70	0.93	(0.47)	(0.24)	(0.71)	13.51	7.16%		44	0.19%		0.12%		1.72%
9/30/17	12.05	0.21	1.32	1.53	(0.23)	(0.06)	(0.29)	13.29	12.97%		355	0.20%		0.14%		1.66%
9/30/16	11.35	0.38	0.63	1.01	(0.23)	(0.08)	(0.31)	12.05	9.03%		638	0.22%		0.11%		3.36%
9/30/15[i]	12.17	0.03	(0.63)	(0.60)	-	(0.22)	(0.22)	11.35	(4.95%	)[b]	4,161	0.26%	[a]	0.11%	[a]	0.34%	[a]
12/31/14[h]	12.52	1.68	(1.37)	0.31	(0.34)	(0.32)	(0.66)	12.17	2.38%	[b]	4,359	0.31%	[a]	0.11%	[a]	17.75%	[a]
Service Class
9/30/19	$13.49	$0.39	$0.08	$0.47	$(0.37)	$(1.07)	$(1.44)	$12.52	5.14%		$9,278	0.30%		0.21%		3.23%
9/30/18	13.29	0.27	0.63	0.90	(0.46)	(0.24)	(0.70)	13.49	6.94%		19,582	0.29%		0.23%		2.00%
9/30/17	12.06	0.16	1.36	1.52	(0.23)	(0.06)	(0.29)	13.29	12.86%		21,854	0.30%		0.24%		1.31%
9/30/16	11.36	0.22	0.78	1.00	(0.22)	(0.08)	(0.30)	12.06	8.94%		28,337	0.32%		0.21%		1.91%
9/30/15[i]	12.19	0.03	(0.64)	(0.61)	-	(0.22)	(0.22)	11.36	(5.03%	)[b]	20,250	0.36%	[a]	0.21%	[a]	0.29%	[a]
12/31/14	12.36	0.18	0.28	0.46	(0.31)	(0.32)	(0.63)	12.19	3.64%		10,205	0.41%		0.21%		1.44%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	47%	67%	42%	69%	34%	35%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

78

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$13.44	$0.32	$0.14	$0.46	$(0.36)	$(1.07)	$(1.43)	$12.47	5.07%		$43,407	0.40%		0.31%		2.61%
9/30/18	13.25	0.26	0.62	0.88	(0.45)	(0.24)	(0.69)	13.44	6.79%		47,433	0.39%		0.33%		1.94%
9/30/17	12.03	0.15	1.35	1.50	(0.22)	(0.06)	(0.28)	13.25	12.78%		46,256	0.40%		0.34%		1.17%
9/30/16	11.33	0.21	0.78	0.99	(0.21)	(0.08)	(0.29)	12.03	8.85%		41,735	0.42%		0.31%		1.85%
9/30/15[i]	12.17	0.01	(0.63)	(0.62)	-	(0.22)	(0.22)	11.33	(5.12%	)[b]	29,905	0.46%	[a]	0.31%	[a]	0.13%	[a]
12/31/14	12.36	0.38	0.06	0.44	(0.31)	(0.32)	(0.63)	12.17	3.52%		26,413	0.51%		0.31%		2.98%
Class A
9/30/19	$13.32	$0.21	$0.21	$0.42	$(0.33)	$(1.07)	$(1.40)	$12.34	4.74%		$53,785	0.65%		0.56%		1.71%
9/30/18	13.13	0.20	0.63	0.83	(0.40)	(0.24)	(0.64)	13.32	6.50%		40,219	0.64%		0.58%		1.54%
9/30/17	11.92	0.14	1.32	1.46	(0.19)	(0.06)	(0.25)	13.13	12.53%		33,364	0.65%		0.59%		1.11%
9/30/16	11.23	0.18	0.76	0.94	(0.17)	(0.08)	(0.25)	11.92	8.50%		37,413	0.67%		0.56%		1.59%
9/30/15[i]	12.08	(0.01)	(0.62)	(0.63)	-	(0.22)	(0.22)	11.23	(5.24%	)[b]	33,389	0.71%	[a]	0.56%	[a]	(0.11%	)[a]
12/31/14	12.28	0.25	0.16	0.41	(0.29)	(0.32)	(0.61)	12.08	3.24%		16,826	0.78%		0.57%		2.00%
Class R4
9/30/19	$13.27	$0.30	$0.13	$0.43	$(0.34)	$(1.07)	$(1.41)	$12.29	4.88%		$58,761	0.55%		0.46%		2.50%
9/30/18	13.09	0.22	0.63	0.85	(0.43)	(0.24)	(0.67)	13.27	6.66%		66,329	0.54%		0.48%		1.70%
9/30/17	11.89	0.12	1.35	1.47	(0.21)	(0.06)	(0.27)	13.09	12.59%		60,658	0.55%		0.49%		0.99%
9/30/16	11.22	0.20	0.76	0.96	(0.21)	(0.08)	(0.29)	11.89	8.69%		49,731	0.57%		0.46%		1.76%
9/30/15[i]	12.07	(0.00)[d]	(0.63)	(0.63)	-	(0.22)	(0.22)	11.22	(5.24%	)[b]	21,377	0.61%	[a]	0.46%	[a]	(0.01%	)[a]
12/31/14[h]	12.43	0.35	(0.08)	0.27	(0.31)	(0.32)	(0.63)	12.07	2.10%	[b]	16,483	0.66%	[a]	0.46%	[a]	3.67%	[a]
Class R3
9/30/19	$13.23	$0.26	$0.14	$0.40	$(0.31)	$(1.07)	$(1.38)	$12.25	4.59%		$78,974	0.80%		0.71%		2.18%
9/30/18	13.04	0.20	0.63	0.83	(0.40)	(0.24)	(0.64)	13.23	6.47%		87,865	0.79%		0.73%		1.52%
9/30/17	11.85	0.09	1.34	1.43	(0.18)	(0.06)	(0.24)	13.04	12.32%		88,305	0.80%		0.74%		0.76%
9/30/16	11.20	0.14	0.78	0.92	(0.19)	(0.08)	(0.27)	11.85	8.30%		75,449	0.82%		0.71%		1.25%
9/30/15[i]	12.06	(0.01)	(0.63)	(0.64)	-	(0.22)	(0.22)	11.20	(5.33%	)[b]	41,950	0.86%	[a]	0.71%	[a]	(0.14%	)[a]
12/31/14[h]	12.43	0.33	(0.09)	0.24	(0.29)	(0.32)	(0.61)	12.06	1.90%	[b]	19,049	0.91%	[a]	0.71%	[a]	3.51%	[a]

79

MassMutual RetireSMART by JPMorgan 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.91	$0.32	$0.03		$0.35	$(0.40)	$(1.35)	$(1.75)	$12.51	4.77%	$42,529	0.06%	0.04%	2.64%
9/30/18	13.38	0.29	0.78		1.07	(0.49)	(0.05)	(0.54)	13.91	8.11%	20,448	0.05%	0.04%	2.09%
9/30/17	11.93	0.15	1.56		1.71	(0.26)	-	(0.26)	13.38	14.60%	17,732	0.05%	0.05%[k]	1.23%
9/30/16	11.44	0.22	0.81		1.03	(0.24)	(0.30)	(0.54)	11.93	9.37%	9,404	0.05%	0.04%	1.93%
9/30/15[i]	12.51	0.01	(0.66)		(0.65)	-	(0.42)	(0.42)	11.44	(5.28%)[b]	6,087	0.05%[a]	0.04%[a]	0.10%[a]
12/31/14[h]	12.80	0.53	(0.22)		0.31	(0.57)	(0.03)	(0.60)	12.51	2.35%[b]	53,370	0.05%[a]	0.04%[a]	5.46%[a]
Class R5
9/30/19	$13.87	$0.25	$0.08		$0.33	$(0.40)	$(1.35)	$(1.75)	$12.45	4.56%	$88,078	0.16%	0.14%	2.03%
9/30/18	13.35	0.31	0.74		1.05	(0.48)	(0.05)	(0.53)	13.87	7.96%	11,359	0.15%	0.14%	2.26%
9/30/17	11.91	0.14	1.55		1.69	(0.25)	-	(0.25)	13.35	14.44%	35,101	0.15%	0.15%[k]	1.11%
9/30/16	11.42	0.10	0.92		1.02	(0.23)	(0.30)	(0.53)	11.91	9.29%	23,121	0.15%	0.14%	0.93%
9/30/15[i]	12.50	0.04	(0.70)		(0.66)	-	(0.42)	(0.42)	11.42	(5.36%)[b]	7,510	0.15%[a]	0.14%[a]	0.46%[a]
12/31/14[h]	12.80	1.10	(0.81)		0.29	(0.56)	(0.03)	(0.59)	12.50	2.26%[b]	4,324	0.15%[a]	0.14%[a]	11.40%[a]
Service Class
9/30/19	$13.90	$0.36	$(0.03	)aa	$0.33	$(0.36)	$(1.35)	$(1.71)	$12.52	4.48%	$44,334	0.26%	0.24%	2.88%
9/30/18	13.37	0.25	0.79		1.04	(0.46)	(0.05)	(0.51)	13.90	7.88%	115,828	0.25%	0.24%	1.87%
9/30/17	11.92	0.16	1.52		1.68	(0.23)	-	(0.23)	13.37	14.36%	144,766	0.25%	0.25%[k]	1.28%
9/30/16	11.43	0.25	0.76		1.01	(0.22)	(0.30)	(0.52)	11.92	9.14%	159,589	0.25%	0.24%	2.18%
9/30/15[i]	12.52	0.02	(0.69)		(0.67)	-	(0.42)	(0.42)	11.43	(5.44%)[b]	173,384	0.25%[a]	0.24%[a]	0.23%[a]
12/31/14	12.64	0.20	0.25		0.45	(0.54)	(0.03)	(0.57)	12.52	3.51%	187,396	0.24%	0.24%[k]	1.59%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	39%	63%	35%	69%	34%	31%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

80

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$13.88	$0.28	$0.03	$0.31	$(0.36)	$(1.35)	$(1.71)	$12.48	4.38%	$106,439	0.36%	0.34%	2.33%
9/30/18	13.35	0.24	0.78	1.02	(0.44)	(0.05)	(0.49)	13.88	7.78%	104,308	0.35%	0.34%	1.79%
9/30/17	11.91	0.14	1.52	1.66	(0.22)	-	(0.22)	13.35	14.17%	103,870	0.35%	0.35%[k]	1.15%
9/30/16	11.41	0.22	0.79	1.01	(0.21)	(0.30)	(0.51)	11.91	9.13%	120,154	0.35%	0.34%	1.90%
9/30/15[i]	12.51	0.01	(0.69)	(0.68)	-	(0.42)	(0.42)	11.41	(5.52%)[b]	126,584	0.35%[a]	0.34%[a]	0.13%[a]
12/31/14	12.64	0.28	0.15	0.43	(0.53)	(0.03)	(0.56)	12.51	3.40%	133,982	0.34%	0.34%[k]	2.14%
Class A
9/30/19	$13.78	$0.23	$0.05	$0.28	$(0.32)	$(1.35)	$(1.67)	$12.39	4.13%	$73,893	0.61%	0.59%	1.92%
9/30/18	13.25	0.20	0.78	0.98	(0.40)	(0.05)	(0.45)	13.78	7.52%	75,440	0.60%	0.59%	1.44%
9/30/17	11.82	0.12	1.50	1.62	(0.19)	-	(0.19)	13.25	13.92%	68,917	0.60%	0.60%[k]	1.01%
9/30/16	11.33	0.18	0.79	0.97	(0.18)	(0.30)	(0.48)	11.82	8.80%	82,599	0.60%	0.59%	1.60%
9/30/15[i]	12.45	(0.01)	(0.69)	(0.70)	-	(0.42)	(0.42)	11.33	(5.71%)[b]	83,067	0.60%[a]	0.59%[a]	(0.11%)[a]
12/31/14	12.57	0.16	0.24	0.40	(0.49)	(0.03)	(0.52)	12.45	3.12%	72,857	0.62%	0.61%	1.29%
Class R4
9/30/19	$13.69	$0.27	$0.02	$0.29	$(0.34)	$(1.35)	$(1.69)	$12.29	4.23%	$57,900	0.51%	0.49%	2.22%
9/30/18	13.18	0.21	0.78	0.99	(0.43)	(0.05)	(0.48)	13.69	7.62%	68,964	0.50%	0.49%	1.57%
9/30/17	11.76	0.12	1.51	1.63	(0.21)	-	(0.21)	13.18	14.09%	64,718	0.50%	0.50%[k]	0.94%
9/30/16	11.30	0.17	0.80	0.97	(0.21)	(0.30)	(0.51)	11.76	8.90%	54,855	0.50%	0.49%	1.55%
9/30/15[i]	12.41	0.00 [d]	(0.69)	(0.69)	-	(0.42)	(0.42)	11.30	(5.65%)[b]	22,738	0.50%[a]	0.49%[a]	0.03%[a]
12/31/14[h]	12.72	0.32	(0.07)	0.25	(0.53)	(0.03)	(0.56)	12.41	1.96%[b]	18,075	0.50%[a]	0.49%[a]	3.26%[a]
Class R3
9/30/19	$13.50	$0.25	$0.00 [d]	$0.25	$(0.31)	$(1.35)	$(1.66)	$12.09	3.92%	$103,094	0.76%	0.74%	2.08%
9/30/18	13.00	0.18	0.77	0.95	(0.40)	(0.05)	(0.45)	13.50	7.38%	118,905	0.75%	0.74%	1.35%
9/30/17	11.61	0.09	1.48	1.57	(0.18)	-	(0.18)	13.00	13.75%	111,137	0.75%	0.75%[k]	0.72%
9/30/16	11.16	0.14	0.79	0.93	(0.18)	(0.30)	(0.48)	11.61	8.59%	101,258	0.75%	0.74%	1.29%
9/30/15[i]	12.28	(0.02)	(0.68)	(0.70)	-	(0.42)	(0.42)	11.16	(5.79%)[b]	68,535	0.75%[a]	0.74%[a]	(0.24%)[a]
12/31/14	12.45	0.36	0.02	0.38	(0.52)	(0.03)	(0.55)	12.28	2.98%	57,469	0.76%	0.75%	2.81%

81

MassMutual RetireSMART by JPMorgan 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$14.18	$0.32	$(0.09	)aa	$0.23	$(0.41)	$(1.27)	$(1.68)	$12.73	3.77%		$33,309	0.12%		0.05%		2.56%
9/30/18	13.77	0.25	0.93		1.18	(0.51)	(0.26)	(0.77)	14.18	8.81%		21,586	0.11%		0.07%		1.83%
9/30/17	12.26	0.15	1.69		1.84	(0.24)	(0.09)	(0.33)	13.77	15.44%		15,744	0.13%		0.09%		1.16%
9/30/16	11.49	0.20	0.89		1.09	(0.23)	(0.09)	(0.32)	12.26	9.62%		9,851	0.16%		0.05%		1.68%
9/30/15[i]	12.44	0.01	(0.70)		(0.69)	-	(0.26)	(0.26)	11.49	(5.58%	)[b]	4,474	0.21%	[a]	0.05%	[a]	0.14%	[a]
12/31/14[h]	12.89	0.51	(0.19)		0.32	(0.33)	(0.44)	(0.77)	12.44	2.37%	[b]	11,523	0.28%	[a]	0.05%	[a]	5.19%	[a]
Class R5
9/30/19	$14.16	$0.05	$0.17		$0.22	$(0.36)	$(1.27)	$(1.63)	$12.75	3.68%		$1,801	0.22%		0.15%		0.41%
9/30/18	13.75	0.43	0.73		1.16	(0.49)	(0.26)	(0.75)	14.16	8.68%		132	0.21%		0.18%		3.09%
9/30/17	12.24	0.19	1.63		1.82	(0.22)	(0.09)	(0.31)	13.75	15.31%		1,045	0.23%		0.18%		1.53%
9/30/16	11.48	0.30	0.77		1.07	(0.22)	(0.09)	(0.31)	12.24	9.43%		1,928	0.26%		0.15%		2.57%
9/30/15[i]	12.44	0.03	(0.73)		(0.70)	-	(0.26)	(0.26)	11.48	(5.65%	)[b]	3,459	0.31%	[a]	0.15%	[a]	0.35%	[a]
12/31/14[h]	12.89	1.15	(0.83)		0.32	(0.33)	(0.44)	(0.77)	12.44	2.36%	[b]	2,815	0.38%	[a]	0.15%	[a]	11.85%	[a]
Service Class
9/30/19	$14.30	$0.33	$(0.12	)aa	$0.21	$(0.37)	$(1.27)	$(1.64)	$12.87	3.55%		$8,093	0.32%		0.25%		2.62%
9/30/18	13.88	0.25	0.91		1.16	(0.48)	(0.26)	(0.74)	14.30	8.59%		12,908	0.31%		0.27%		1.78%
9/30/17	12.36	0.15	1.68		1.83	(0.22)	(0.09)	(0.31)	13.88	15.15%		17,717	0.33%		0.29%		1.14%
9/30/16	11.59	0.21	0.86		1.07	(0.21)	(0.09)	(0.30)	12.36	9.35%		18,361	0.36%		0.25%		1.75%
9/30/15[i]	12.56	0.03	(0.74)		(0.71)	-	(0.26)	(0.26)	11.59	(5.68%	)[b]	13,635	0.41%	[a]	0.25%	[a]	0.27%	[a]
12/31/14	12.83	0.14	0.33		0.47	(0.30)	(0.44)	(0.74)	12.56	3.53%		7,127	0.48%		0.24%		1.09%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	50%	62%	41%	69%	35%	31%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

82

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$14.25	$0.29	$(0.09	)aa	$0.20	$(0.37)	$(1.27)	$(1.64)	$12.81	3.44%		$32,361	0.42%		0.35%		2.31%
9/30/18	13.83	0.23	0.92		1.15	(0.47)	(0.26)	(0.73)	14.25	8.53%		33,416	0.41%		0.37%		1.63%
9/30/17	12.32	0.12	1.69		1.81	(0.21)	(0.09)	(0.30)	13.83	15.04%		30,323	0.43%		0.39%		0.97%
9/30/16	11.55	0.19	0.86		1.05	(0.19)	(0.09)	(0.28)	12.32	9.25%		27,200	0.46%		0.35%		1.64%
9/30/15[i]	12.53	0.01	(0.73)		(0.72)	-	(0.26)	(0.26)	11.55	(5.78%	)[b]	19,970	0.51%	[a]	0.35%	[a]	0.11%	[a]
12/31/14	12.83	0.39	0.06		0.45	(0.31)	(0.44)	(0.75)	12.53	3.38%		18,330	0.58%		0.35%		2.95%
Class A
9/30/19	$14.12	$0.22	$(0.05	)aa	$0.17	$(0.33)	$(1.27)	$(1.60)	$12.69	3.21%		$34,479	0.67%		0.60%		1.74%
9/30/18	13.70	0.17	0.93		1.10	(0.42)	(0.26)	(0.68)	14.12	8.23%		33,548	0.66%		0.62%		1.25%
9/30/17	12.21	0.11	1.65		1.76	(0.18)	(0.09)	(0.27)	13.70	14.73%		26,817	0.68%		0.64%		0.88%
9/30/16	11.45	0.16	0.85		1.01	(0.16)	(0.09)	(0.25)	12.21	8.95%		31,291	0.71%		0.60%		1.41%
9/30/15[i]	12.45	(0.01)	(0.73)		(0.74)	-	(0.26)	(0.26)	11.45	(5.97%	)[b]	25,646	0.76%	[a]	0.60%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.20		0.41	(0.27)	(0.44)	(0.71)	12.45	3.13%		11,968	0.85%		0.61%		1.64%
Class R4
9/30/19	$14.06	$0.27	$(0.09	)aa	$0.18	$(0.34)	$(1.27)	$(1.61)	$12.63	3.37%		$49,044	0.57%		0.50%		2.17%
9/30/18	13.67	0.19	0.91		1.10	(0.45)	(0.26)	(0.71)	14.06	8.28%		56,342	0.56%		0.52%		1.40%
9/30/17	12.18	0.10	1.67		1.77	(0.19)	(0.09)	(0.28)	13.67	14.92%		48,392	0.58%		0.54%		0.80%
9/30/16	11.45	0.19	0.83		1.02	(0.20)	(0.09)	(0.29)	12.18	9.04%		37,564	0.61%		0.50%		1.66%
9/30/15[i]	12.44	0.00 [d]	(0.73)		(0.73)	-	(0.26)	(0.26)	11.45	(5.90%	)[b]	14,047	0.66%	[a]	0.50%	[a]	0.03%	[a]
12/31/14[h]	12.89	0.32	(0.03)		0.29	(0.30)	(0.44)	(0.74)	12.44	2.15%	[b]	8,687	0.73%	[a]	0.50%	[a]	3.30%	[a]
Class R3
9/30/19	$14.02	$0.24	$(0.10	)aa	$0.14	$(0.31)	$(1.27)	$(1.58)	$12.58	2.99%		$61,925	0.82%		0.75%		1.95%
9/30/18	13.62	0.17	0.90		1.07	(0.41)	(0.26)	(0.67)	14.02	8.08%		69,914	0.81%		0.77%		1.26%
9/30/17	12.15	0.07	1.66		1.73	(0.17)	(0.09)	(0.26)	13.62	14.55%		64,790	0.83%		0.79%		0.58%
9/30/16	11.41	0.13	0.87		1.00	(0.17)	(0.09)	(0.26)	12.15	8.85%		57,715	0.86%		0.75%		1.08%
9/30/15[i]	12.42	(0.02)	(0.73)		(0.75)	-	(0.26)	(0.26)	11.41	(6.07%	)[b]	30,900	0.91%	[a]	0.75%	[a]	(0.20%	)[a]
12/31/14[h]	12.89	0.28	(0.03)		0.25	(0.28)	(0.44)	(0.72)	12.42	1.86%	[b]	16,061	0.98%	[a]	0.75%	[a]	2.89%	[a]

83

MassMutual RetireSMART by JPMorgan 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations					Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.81	$0.28		$(0.16	)aa	$0.12	$(0.39)	$(1.35)	$(1.74)	$12.19	3.22%	$28,872	0.09%	0.04%	2.32%
9/30/18	13.23	0.27		0.92		1.19	(0.49)	(0.12)	(0.61)	13.81	9.19%	12,676	0.08%	0.05%	2.00%
9/30/17	11.65	0.12		1.69		1.81	(0.23)	-	(0.23)	13.23	15.80%	10,771	0.08%	0.07%	0.99%
9/30/16	11.24	0.19		0.84		1.03	(0.23)	(0.39)	(0.62)	11.65	9.52%	4,137	0.08%	0.04%	1.72%
9/30/15[i]	12.41	0.00	[d]	(0.69)		(0.69)	-	(0.48)	(0.48)	11.24	(5.70%)[b]	2,611	0.08%[a]	0.04%[a]	0.05%[a]
12/31/14[h]	12.96	0.51		(0.18)		0.33	(0.51)	(0.37)	(0.88)	12.41	2.49%[b]	45,481	0.07%[a]	0.04%[a]	5.19%[a]
Class R5
9/30/19	$13.80	$0.22		$(0.11	)aa	$0.11	$(0.38)	$(1.35)	$(1.73)	$12.18	3.14%	$63,062	0.19%	0.14%	1.84%
9/30/18	13.22	0.26		0.92		1.18	(0.48)	(0.12)	(0.60)	13.80	9.10%	10,301	0.18%	0.15%	1.94%
9/30/17	11.65	0.10		1.69		1.79	(0.22)	-	(0.22)	13.22	15.61%	20,737	0.18%	0.17%	0.78%
9/30/16	11.23	0.08		0.95		1.03	(0.22)	(0.39)	(0.61)	11.65	9.53%	11,346	0.18%	0.14%	0.72%
9/30/15[i]	12.40	0.04		(0.73)		(0.69)	-	(0.48)	(0.48)	11.23	(5.71%)[b]	2,715	0.18%[a]	0.14%[a]	0.42%[a]
12/31/14[h]	12.96	0.97		(0.65)		0.32	(0.51)	(0.37)	(0.88)	12.40	2.39%[b]	1,772	0.17%[a]	0.14%[a]	9.89%[a]
Service Class
9/30/19	$13.81	$0.34		$(0.23	)aa	$0.11	$(0.34)	$(1.35)	$(1.69)	$12.23	3.08%	$22,042	0.29%	0.24%	2.77%
9/30/18	13.23	0.23		0.93		1.16	(0.46)	(0.12)	(0.58)	13.81	8.95%	68,297	0.28%	0.25%	1.71%
9/30/17	11.66	0.14		1.63		1.77	(0.20)	-	(0.20)	13.23	15.45%	81,099	0.28%	0.27%	1.16%
9/30/16	11.24	0.23		0.78		1.01	(0.20)	(0.39)	(0.59)	11.66	9.37%	90,564	0.28%	0.24%	2.06%
9/30/15[i]	12.42	0.02		(0.72)		(0.70)	-	(0.48)	(0.48)	11.24	(5.78%)[b]	101,768	0.28%[a]	0.24%[a]	0.19%[a]
12/31/14	12.81	0.18		0.28		0.46	(0.48)	(0.37)	(0.85)	12.42	3.54%	115,397	0.26%	0.24%	1.38%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	40%	59%	37%	70%	35%	30%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

84

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$13.77	$0.26	$(0.16	)aa	$0.10	$(0.35)	$(1.35)	$(1.70)	$12.17	2.99%	$75,729	0.39%	0.34%	2.20%
9/30/18	13.19	0.22	0.92		1.14	(0.44)	(0.12)	(0.56)	13.77	8.86%	73,290	0.38%	0.35%	1.66%
9/30/17	11.62	0.12	1.64		1.76	(0.19)	-	(0.19)	13.19	15.39%	73,514	0.38%	0.37%	0.98%
9/30/16	11.21	0.19	0.80		0.99	(0.19)	(0.39)	(0.58)	11.62	9.21%	83,838	0.38%	0.34%	1.74%
9/30/15[i]	12.40	0.01	(0.72)		(0.71)	-	(0.48)	(0.48)	11.21	(5.87%)[b]	85,749	0.38%[a]	0.34%[a]	0.11%[a]
12/31/14	12.80	0.26	0.19		0.45	(0.48)	(0.37)	(0.85)	12.40	3.44%	85,857	0.36%	0.34%	1.98%
Class A
9/30/19	$13.66	$0.20	$(0.14	)aa	$0.06	$(0.30)	$(1.35)	$(1.65)	$12.07	2.68%	$42,006	0.64%	0.59%	1.71%
9/30/18	13.09	0.18	0.92		1.10	(0.41)	(0.12)	(0.53)	13.66	8.54%	44,233	0.63%	0.60%	1.34%
9/30/17	11.53	0.11	1.61		1.72	(0.16)	-	(0.16)	13.09	15.16%	41,159	0.63%	0.62%	0.88%
9/30/16	11.12	0.16	0.80		0.96	(0.16)	(0.39)	(0.55)	11.53	8.97%	50,466	0.63%	0.59%	1.44%
9/30/15[i]	12.33	(0.01)	(0.72)		(0.73)	-	(0.48)	(0.48)	11.12	(6.07%)[b]	48,822	0.63%[a]	0.59%[a]	(0.13%)[a]
12/31/14	12.72	0.15	0.26		0.41	(0.43)	(0.37)	(0.80)	12.33	3.15%	42,940	0.63%	0.61%	1.14%
Class R4
9/30/19	$13.56	$0.24	$(0.16	)aa	$0.08	$(0.33)	$(1.35)	$(1.68)	$11.96	2.84%	$43,641	0.54%	0.49%	2.05%
9/30/18	13.01	0.19	0.91		1.10	(0.43)	(0.12)	(0.55)	13.56	8.63%	46,980	0.53%	0.50%	1.40%
9/30/17	11.47	0.10	1.62		1.72	(0.18)	-	(0.18)	13.01	15.23%	41,195	0.53%	0.52%	0.79%
9/30/16	11.09	0.16	0.81		0.97	(0.20)	(0.39)	(0.59)	11.47	9.06%	36,572	0.53%	0.49%	1.45%
9/30/15[i]	12.28	0.00 [d]	(0.71)		(0.71)	-	(0.48)	(0.48)	11.09	(5.93%)[b]	16,356	0.53%[a]	0.49%[a]	0.02%[a]
12/31/14[h]	12.85	0.29	(0.01)		0.28	(0.48)	(0.37)	(0.85)	12.28	2.10%[b]	11,987	0.52%[a]	0.49%[a]	2.91%[a]
Class R3
9/30/19	$13.36	$0.21	$(0.18	)aa	$0.03	$(0.29)	$(1.35)	$(1.64)	$11.75	2.48%	$59,312	0.79%	0.74%	1.85%
9/30/18	12.82	0.16	0.90		1.06	(0.40)	(0.12)	(0.52)	13.36	8.44%	64,385	0.78%	0.75%	1.19%
9/30/17	11.31	0.06	1.61		1.67	(0.16)	-	(0.16)	12.82	14.95%	59,300	0.78%	0.77%	0.51%
9/30/16	10.94	0.11	0.82		0.93	(0.17)	(0.39)	(0.56)	11.31	8.80%	50,774	0.78%	0.74%	1.01%
9/30/15[i]	12.15	(0.02)	(0.71)		(0.73)	-	(0.48)	(0.48)	10.94	(6.16%)[b]	26,610	0.78%[a]	0.74%[a]	(0.25%)[a]
12/31/14	12.60	0.33	0.05		0.38	(0.46)	(0.37)	(0.83)	12.15	2.95%	21,517	0.78%	0.76%	2.57%

85

MassMutual RetireSMART by JPMorgan 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$14.41	$0.29	$(0.18	)aa	$0.11	$(0.39)	$(1.38)	$(1.77)	$12.75	3.08%		$19,099	0.18%		0.02%		2.32%
9/30/18	13.88	0.21	1.06		1.27	(0.51)	(0.23)	(0.74)	14.41	9.38%		9,650	0.18%		0.03%		1.51%
9/30/17	12.32	0.13	1.80		1.93	(0.23)	(0.14)	(0.37)	13.88	16.07%		6,210	0.21%		0.06%		0.98%
9/30/16	11.53	0.18	0.93		1.11	(0.22)	(0.10)	(0.32)	12.32	9.79%		3,428	0.27%		0.02%		1.50%
9/30/15[i]	12.55	0.01	(0.73)		(0.72)	-	(0.30)	(0.30)	11.53	(5.85%	)[b]	1,399	0.37%	[a]	0.02%	[a]	0.09%	[a]
12/31/14[h]	12.98	0.47	(0.13)		0.34	(0.32)	(0.45)	(0.77)	12.55	2.57%	[b]	6,636	0.51%	[a]	0.02%	[a]	4.80%	[a]
Class R5
9/30/19	$14.41	$0.12	$(0.02	)aa	$0.10	$(0.37)	$(1.38)	$(1.75)	$12.76	3.02%		$750	0.28%		0.12%		0.92%
9/30/18	13.88	0.33	0.92		1.25	(0.49)	(0.23)	(0.72)	14.41	9.24%		147	0.28%		0.14%		2.33%
9/30/17	12.31	0.17	1.74		1.91	(0.20)	(0.14)	(0.34)	13.88	15.92%		219	0.31%		0.15%		1.34%
9/30/16	11.52	0.34	0.76		1.10	(0.21)	(0.10)	(0.31)	12.31	9.68%		355	0.37%		0.12%		2.93%
9/30/15[i]	12.55	0.03	(0.76)		(0.73)	-	(0.30)	(0.30)	11.52	(5.93%	)[b]	1,637	0.47%	[a]	0.12%	[a]	0.32%	[a]
12/31/14[h]	12.98	1.17	(0.83)		0.34	(0.32)	(0.45)	(0.77)	12.55	2.56%	[b]	1,673	0.61%	[a]	0.12%	[a]	11.87%	[a]
Service Class
9/30/19	$14.39	$0.32	$(0.23	)aa	$0.09	$(0.35)	$(1.38)	$(1.73)	$12.75	2.92%		$3,874	0.38%		0.22%		2.58%
9/30/18	13.86	0.23	1.01		1.24	(0.48)	(0.23)	(0.71)	14.39	9.19%		9,964	0.38%		0.24%		1.66%
9/30/17	12.31	0.14	1.75		1.89	(0.20)	(0.14)	(0.34)	13.86	15.77%		10,572	0.41%		0.25%		1.08%
9/30/16	11.52	0.22	0.87		1.09	(0.20)	(0.10)	(0.30)	12.31	9.60%		10,622	0.47%		0.22%		1.84%
9/30/15[i]	12.56	0.02	(0.76)		(0.74)	-	(0.30)	(0.30)	11.52	(6.00%	)[b]	8,282	0.57%	[a]	0.22%	[a]	0.26%	[a]
12/31/14	12.83	0.15	0.32		0.47	(0.29)	(0.45)	(0.74)	12.56	3.62%		5,342	0.72%		0.22%		1.17%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	46%	58%	39%	68%	32%	26%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

86

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$14.35	$0.26	$(0.19	)aa	$0.07	$(0.35)	$(1.38)	$(1.73)	$12.69	2.72%		$21,597	0.48%		0.32%		2.12%
9/30/18	13.82	0.22	1.01		1.23	(0.47)	(0.23)	(0.70)	14.35	9.12%		18,549	0.48%		0.34%		1.54%
9/30/17	12.28	0.11	1.76		1.87	(0.19)	(0.14)	(0.33)	13.82	15.64%		16,509	0.51%		0.36%		0.86%
9/30/16	11.50	0.17	0.90		1.07	(0.19)	(0.10)	(0.29)	12.28	9.42%		12,831	0.57%		0.32%		1.47%
9/30/15[i]	12.54	0.01	(0.75)		(0.74)	-	(0.30)	(0.30)	11.50	(6.01%	)[b]	9,250	0.67%	[a]	0.32%	[a]	0.15%	[a]
12/31/14	12.83	0.36	0.10		0.46	(0.30)	(0.45)	(0.75)	12.54	3.52%		6,304	0.81%		0.32%		2.76%
Class A
9/30/19	$14.22	$0.20	$(0.15	)aa	$0.05	$(0.31)	$(1.38)	$(1.69)	$12.58	2.54%		$19,901	0.73%		0.57%		1.61%
9/30/18	13.70	0.18	0.99		1.17	(0.42)	(0.23)	(0.65)	14.22	8.77%		19,675	0.74%		0.59%		1.25%
9/30/17	12.17	0.10	1.73		1.83	(0.16)	(0.14)	(0.30)	13.70	15.43%		16,011	0.76%		0.60%		0.82%
9/30/16	11.40	0.16	0.87		1.03	(0.16)	(0.10)	(0.26)	12.17	9.11%		17,430	0.82%		0.57%		1.35%
9/30/15[i]	12.46	(0.01)	(0.75)		(0.76)	-	(0.30)	(0.30)	11.40	(6.21%	)[b]	14,156	0.92%	[a]	0.57%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.21		0.42	(0.26)	(0.45)	(0.71)	12.46	3.28%		7,199	1.08%		0.58%		1.58%
Class R4
9/30/19	$14.15	$0.24	$(0.18	)aa	$0.06	$(0.32)	$(1.38)	$(1.70)	$12.51	2.68%		$29,963	0.63%		0.47%		1.93%
9/30/18	13.65	0.20	0.98		1.18	(0.45)	(0.23)	(0.68)	14.15	8.86%		30,899	0.63%		0.49%		1.42%
9/30/17	12.13	0.09	1.75		1.84	(0.18)	(0.14)	(0.32)	13.65	15.52%		27,976	0.66%		0.51%		0.71%
9/30/16	11.38	0.17	0.87		1.04	(0.19)	(0.10)	(0.29)	12.13	9.27%		22,131	0.72%		0.47%		1.44%
9/30/15[i]	12.43	0.00 [d]	(0.75)		(0.75)	-	(0.30)	(0.30)	11.38	(6.15%	)[b]	9,264	0.82%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	12.88	0.30	(0.01)		0.29	(0.29)	(0.45)	(0.74)	12.43	2.22%	[b]	5,315	0.96%	[a]	0.47%	[a]	3.10%	[a]
Class R3
9/30/19	$14.11	$0.22	$(0.19	)aa	$0.03	$(0.29)	$(1.38)	$(1.67)	$12.47	2.41%		$46,767	0.88%		0.72%		1.82%
9/30/18	13.61	0.16	0.99		1.15	(0.42)	(0.23)	(0.65)	14.11	8.62%		49,481	0.88%		0.74%		1.19%
9/30/17	12.10	0.06	1.74		1.80	(0.15)	(0.14)	(0.29)	13.61	15.25%		44,618	0.91%		0.76%		0.48%
9/30/16	11.36	0.12	0.88		1.00	(0.16)	(0.10)	(0.26)	12.10	8.96%		36,332	0.97%		0.72%		1.02%
9/30/15[i]	12.43	(0.02)	(0.75)		(0.77)	-	(0.30)	(0.30)	11.36	(6.31%	)[b]	17,369	1.07%	[a]	0.72%	[a]	(0.21%	)[a]
12/31/14[h]	12.88	0.29	(0.02)		0.27	(0.27)	(0.45)	(0.72)	12.43	2.10%	[b]	9,628	1.21%	[a]	0.72%	[a]	2.25%	[a]

87

MassMutual RetireSMART by JPMorgan 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations					Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.18	$0.20		$(0.15	)aa	$0.05	$(0.28)	$(1.15)	$(1.43)	$8.80	3.10%		$15,050	0.14%		0.02%		2.27%
9/30/18	9.77	0.18		0.77		0.95	(0.36)	(0.18)	(0.54)	10.18	10.02%		5,973	0.14%		0.04%		1.82%
9/30/17	8.52	0.09		1.33		1.42	(0.15)	(0.02)	(0.17)	9.77	17.03%		3,775	0.15%		0.06%		0.96%
9/30/16	8.08	0.13		0.64		0.77	(0.15)	(0.18)	(0.33)	8.52	9.82%		2,211	0.18%		0.02%		1.54%
9/30/15[i]	8.96	0.00	[d]	(0.53)		(0.53)	-	(0.35)	(0.35)	8.08	(6.07%	)[b]	1,123	0.20%	[a]	0.02%	[a]	0.03%	[a]
12/31/14[h]	9.90	0.36		(0.09)		0.27	(0.24)	(0.97)	(1.21)	8.96	2.57%	[b]	19,990	0.16%	[a]	0.02%	[a]	4.93%	[a]
Class R5
9/30/19	$10.16	$0.17		$(0.13	)aa	$0.04	$(0.27)	$(1.15)	$(1.42)	$8.78	3.03%		$45,022	0.24%		0.12%		1.94%
9/30/18	9.76	0.18		0.75		0.93	(0.35)	(0.18)	(0.53)	10.16	9.83%		5,701	0.24%		0.14%		1.78%
9/30/17	8.51	0.06		1.35		1.41	(0.14)	(0.02)	(0.16)	9.76	16.95%		14,378	0.25%		0.16%		0.72%
9/30/16	8.07	0.04		0.73		0.77	(0.15)	(0.18)	(0.33)	8.51	9.73%		7,907	0.28%		0.12%		0.45%
9/30/15[i]	8.96	0.02		(0.56)		(0.54)	-	(0.35)	(0.35)	8.07	(6.19%	)[b]	974	0.30%	[a]	0.12%	[a]	0.33%	[a]
12/31/14[h]	9.90	0.60		(0.33)		0.27	(0.24)	(0.97)	(1.21)	8.96	2.56%	[b]	790	0.26%	[a]	0.12%	[a]	8.13%	[a]
Service Class
9/30/19	$10.17	$0.24		$(0.20	)aa	$0.04	$(0.24)	$(1.15)	$(1.39)	$8.82	2.92%		$8,399	0.34%		0.22%		2.73%
9/30/18	9.76	0.15		0.78		0.93	(0.34)	(0.18)	(0.52)	10.17	9.81%		41,405	0.34%		0.24%		1.55%
9/30/17	8.51	0.08		1.32		1.40	(0.13)	(0.02)	(0.15)	9.76	16.81%		40,188	0.35%		0.26%		0.94%
9/30/16	8.07	0.15		0.61		0.76	(0.14)	(0.18)	(0.32)	8.51	9.60%		37,620	0.38%		0.22%		1.90%
9/30/15[i]	8.97	0.01		(0.56)		(0.55)	-	(0.35)	(0.35)	8.07	(6.30%	)[b]	37,899	0.40%	[a]	0.22%	[a]	0.21%	[a]
12/31/14	9.79	0.12		0.25		0.37	(0.22)	(0.97)	(1.19)	8.97	3.59%		38,141	0.34%		0.22%		1.19%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	40%	65%	43%	68%	47%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

88

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$10.16	$0.18	$(0.15	)aa	$0.03	$(0.25)	$(1.15)	$(1.40)	$8.79	2.84%		$52,850	0.44%		0.32%		2.06%
9/30/18	9.75	0.15	0.77		0.92	(0.33)	(0.18)	(0.51)	10.16	9.72%		44,569	0.44%		0.34%		1.47%
9/30/17	8.51	0.07	1.32		1.39	(0.13)	(0.02)	(0.15)	9.75	16.60%		37,139	0.45%		0.36%		0.76%
9/30/16	8.06	0.13	0.63		0.76	(0.13)	(0.18)	(0.31)	8.51	9.64%		33,053	0.48%		0.32%		1.55%
9/30/15[i]	8.97	0.01	(0.57)		(0.56)	-	(0.35)	(0.35)	8.06	(6.41%	)[b]	27,378	0.50%	[a]	0.32%	[a]	0.13%	[a]
12/31/14	9.80	0.18	0.18		0.36	(0.22)	(0.97)	(1.19)	8.97	3.49%		23,872	0.45%		0.31%		1.81%
Class A
9/30/19	$10.08	$0.15	$(0.14	)aa	$0.01	$(0.22)	$(1.15)	$(1.37)	$8.72	2.54%		$21,195	0.69%		0.57%		1.70%
9/30/18	9.68	0.12	0.76		0.88	(0.30)	(0.18)	(0.48)	10.08	9.34%		20,721	0.69%		0.59%		1.25%
9/30/17	8.44	0.06	1.31		1.37	(0.11)	(0.02)	(0.13)	9.68	16.48%		19,612	0.70%		0.61%		0.62%
9/30/16	8.01	0.10	0.62		0.72	(0.11)	(0.18)	(0.29)	8.44	9.18%		20,244	0.73%		0.57%		1.29%
9/30/15[i]	8.92	(0.01)	(0.55)		(0.56)	-	(0.35)	(0.35)	8.01	(6.44%	)[b]	16,516	0.75%	[a]	0.57%	[a]	(0.12%	)[a]
12/31/14	9.75	0.12	0.20		0.32	(0.18)	(0.97)	(1.15)	8.92	3.18%		12,039	0.71%		0.58%		1.25%
Class R4
9/30/19	$10.05	$0.16	$(0.15	)aa	$0.01	$(0.23)	$(1.15)	$(1.38)	$8.68	2.66%		$23,206	0.59%		0.47%		1.91%
9/30/18	9.65	0.13	0.77		0.90	(0.32)	(0.18)	(0.50)	10.05	9.56%		22,706	0.59%		0.49%		1.37%
9/30/17	8.42	0.06	1.31		1.37	(0.12)	(0.02)	(0.14)	9.65	16.52%		20,958	0.60%		0.51%		0.70%
9/30/16	8.00	0.10	0.63		0.73	(0.13)	(0.18)	(0.31)	8.42	9.32%		19,931	0.63%		0.47%		1.30%
9/30/15[i]	8.91	0.00 [d]	(0.56)		(0.56)	-	(0.35)	(0.35)	8.00	(6.45%	)[b]	9,533	0.65%	[a]	0.47%	[a]	0.02%	[a]
12/31/14[h]	9.85	0.19	0.05		0.24	(0.21)	(0.97)	(1.18)	8.91	2.35%	[b]	7,133	0.61%	[a]	0.47%	[a]	2.57%	[a]
Class R3
9/30/19	$9.96	$0.16	$(0.16	)aa	$0.00 [d]	$(0.21)	$(1.15)	$(1.36)	$8.60	2.44%		$34,061	0.84%		0.72%		1.86%
9/30/18	9.57	0.11	0.76		0.87	(0.30)	(0.18)	(0.48)	9.96	9.28%		39,324	0.84%		0.74%		1.13%
9/30/17	8.36	0.03	1.30		1.33	(0.10)	(0.02)	(0.12)	9.57	16.20%		35,264	0.85%		0.76%		0.38%
9/30/16	7.94	0.07	0.64		0.71	(0.11)	(0.18)	(0.29)	8.36	9.12%		28,523	0.88%		0.72%		0.91%
9/30/15[i]	8.87	(0.02)	(0.56)		(0.58)	-	(0.35)	(0.35)	7.94	(6.71%	)[b]	14,173	0.90%	[a]	0.72%	[a]	(0.26%	)[a]
12/31/14	9.73	0.22	0.09		0.31	(0.20)	(0.97)	(1.17)	8.87	3.03%		11,800	0.88%		0.74%		2.24%

89

MassMutual RetireSMART by JPMorgan 2055 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$12.04	$0.24	$(0.13	)aa	$0.11	$(0.33)	$(1.09)	$(1.42)	$10.73	3.15%		$7,761	0.41%		0.00%		2.31%
9/30/18	11.71	0.19	0.94		1.13	(0.44)	(0.36)	(0.80)	12.04	9.97%		3,804	0.49%		0.02%		1.61%
9/30/17	10.30	0.10	1.62		1.72	(0.17)	(0.14)	(0.31)	11.71	17.23%		2,188	0.65%		0.04%		0.93%
9/30/16	9.59	0.17	0.77		0.94	(0.17)	(0.06)	(0.23)	10.30	9.92%		952	1.16%		0.00%		1.69%
9/30/15[i]	10.38	0.04	(0.67)		(0.63)	-	(0.16)	(0.16)	9.59	(6.11%	)[b]	466	2.58%	[a]	0.00%	[a]	0.54%	[a]
12/31/14[h]	10.62	0.19	0.09		0.28	(0.28)	(0.24)	(0.52)	10.38	2.60%	[b]	103	4.83%	[a]	0.00%	[a]	2.34%	[a]
Class R5
9/30/19	$12.04	$0.17	$(0.08	)aa	$0.09	$(0.31)	$(1.09)	$(1.40)	$10.73	3.02%		$534	0.51%		0.10%		1.61%
9/30/18	11.71	0.15	0.96		1.11	(0.42)	(0.36)	(0.78)	12.04	9.84%		231	0.59%		0.11%		1.24%
9/30/17	10.29	0.13	1.59		1.72	(0.16)	(0.14)	(0.30)	11.71	17.14%		139	0.77%		0.13%		1.19%
9/30/16	9.60	0.24	0.68		0.92	(0.17)	(0.06)	(0.23)	10.29	9.69%		174	1.26%		0.10%		2.48%
9/30/15[i]	10.40	0.03	(0.67)		(0.64)	-	(0.16)	(0.16)	9.60	(6.20%	)[b]	357	2.68%	[a]	0.10%	[a]	0.40%	[a]
12/31/14[h]	10.62	0.38	(0.10)		0.28	(0.26)	(0.24)	(0.50)	10.40	2.54%	[b]	268	4.93%	[a]	0.10%	[a]	4.65%	[a]
Service Class
9/30/19	$12.05	$0.28	$(0.19	)aa	$0.09	$(0.30)	$(1.09)	$(1.39)	$10.75	2.99%		$2,291	0.61%		0.20%		2.63%
9/30/18	11.72	0.18	0.93		1.11	(0.42)	(0.36)	(0.78)	12.05	9.78%		5,512	0.69%		0.22%		1.55%
9/30/17	10.32	0.10	1.60		1.70	(0.16)	(0.14)	(0.30)	11.72	16.92%		4,159	0.86%		0.23%		0.88%
9/30/16	9.62	0.15	0.77		0.92	(0.16)	(0.06)	(0.22)	10.32	9.69%		2,737	1.36%		0.20%		1.54%
9/30/15[i]	10.43	0.02	(0.67)		(0.65)	-	(0.16)	(0.16)	9.62	(6.28%	)[b]	1,442	2.78%	[a]	0.20%	[a]	0.27%	[a]
12/31/14	10.50	0.20	0.20		0.40	(0.23)	(0.24)	(0.47)	10.43	3.71%		1,069	4.78%		0.21%		1.89%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended September 30, 2014
	2019	2018	2017	2016
Portfolio turnover rate	50%	62%	47%	74%	32%	26%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

90

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$12.00	$0.21	$(0.14	)aa	$0.07	$(0.29)	$(1.09)	$(1.38)	$10.69	2.79%		$8,364	0.71%		0.30%		1.98%
9/30/18	11.67	0.18	0.92		1.10	(0.41)	(0.36)	(0.77)	12.00	9.73%		6,286	0.79%		0.32%		1.52%
9/30/17	10.28	0.08	1.60		1.68	(0.15)	(0.14)	(0.29)	11.67	16.83%		5,022	0.95%		0.34%		0.71%
9/30/16	9.58	0.14	0.77		0.91	(0.15)	(0.06)	(0.21)	10.28	9.64%		2,512	1.46%		0.30%		1.43%
9/30/15[i]	10.40	0.02	(0.68)		(0.66)	-	(0.16)	(0.16)	9.58	(6.39%	)[b]	1,281	2.88%	[a]	0.30%	[a]	0.19%	[a]
12/31/14	10.50	0.32	0.06		0.38	(0.24)	(0.24)	(0.48)	10.40	3.52%		774	5.04%		0.30%		2.99%
Class A
9/30/19	$11.97	$0.16	$(0.11	)aa	$0.05	$(0.26)	$(1.09)	$(1.35)	$10.67	2.55%		$7,587	0.96%		0.55%		1.57%
9/30/18	11.64	0.12	0.94		1.06	(0.37)	(0.36)	(0.73)	11.97	9.41%		7,070	1.04%		0.57%		1.02%
9/30/17	10.25	0.08	1.58		1.66	(0.13)	(0.14)	(0.27)	11.64	16.58%		4,975	1.22%		0.58%		0.77%
9/30/16	9.56	0.13	0.75		0.88	(0.13)	(0.06)	(0.19)	10.25	9.32%		4,294	1.71%		0.55%		1.36%
9/30/15[i]	10.39	(0.00)[d]	(0.67)		(0.67)	-	(0.16)	(0.16)	9.56	(6.49%	)[b]	3,109	3.13%	[a]	0.55%	[a]	(0.01%	)[a]
12/31/14	10.50	0.27	0.08		0.35	(0.22)	(0.24)	(0.46)	10.39	3.24%		638	5.26%		0.56%		2.52%
Class R4
9/30/19	$11.94	$0.21	$(0.14	)aa	$0.07	$(0.28)	$(1.09)	$(1.37)	$10.64	2.75%		$12,251	0.86%		0.45%		2.02%
9/30/18	11.62	0.14	0.93		1.07	(0.39)	(0.36)	(0.75)	11.94	9.50%		11,111	0.94%		0.47%		1.19%
9/30/17	10.24	0.06	1.60		1.66	(0.14)	(0.14)	(0.28)	11.62	16.66%		7,998	1.10%		0.49%		0.54%
9/30/16	9.55	0.13	0.77		0.90	(0.15)	(0.06)	(0.21)	10.24	9.50%		4,650	1.61%		0.45%		1.34%
9/30/15[i]	10.38	0.00 [d]	(0.67)		(0.67)	-	(0.16)	(0.16)	9.55	(6.50%	)[b]	894	3.03%	[a]	0.45%	[a]	0.05%	[a]
12/31/14[h]	10.61	0.29	(0.04)		0.25	(0.24)	(0.24)	(0.48)	10.38	2.28%	[b]	720	5.28%	[a]	0.45%	[a]	3.59%	[a]
Class R3
9/30/19	$11.88	$0.19	$(0.15	)aa	$0.04	$(0.25)	$(1.09)	$(1.34)	$10.58	2.44%		$22,185	1.11%		0.70%		1.79%
9/30/18	11.57	0.13	0.90		1.03	(0.36)	(0.36)	(0.72)	11.88	9.22%		21,236	1.19%		0.72%		1.10%
9/30/17	10.20	0.04	1.59		1.63	(0.12)	(0.14)	(0.26)	11.57	16.41%		16,657	1.36%		0.73%		0.41%
9/30/16	9.53	0.08	0.78		0.86	(0.13)	(0.06)	(0.19)	10.20	9.14%		12,090	1.86%		0.70%		0.82%
9/30/15[i]	10.37	(0.01)	(0.67)		(0.68)	-	(0.16)	(0.16)	9.53	(6.60%	)[b]	3,842	3.28%	[a]	0.70%	[a]	(0.16%	)[a]
12/31/14[h]	10.61	0.25	(0.02)		0.23	(0.23)	(0.24)	(0.47)	10.37	2.10%	[b]	1,302	5.53%	[a]	0.70%	[a]	3.12%	[a]

91

MassMutual RetireSMART by JPMorgan 2060 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$11.92	$0.28	$(0.19)	$0.09	$(0.32)	$(1.16)	$(1.48)	$10.53	3.15%		$10,904	1.57%		0.00%		2.70%
9/30/18	11.40	0.22	0.89	1.11	(0.39)	(0.20)	(0.59)	11.92	10.03%		11,994	1.68%		0.02%		1.90%
9/30/17	10.17	0.12	1.54	1.66	(0.18)	(0.25)	(0.43)	11.40	17.02%		11,238	2.19%		0.04%		1.13%
9/30/16[g]	10.00	0.18	0.14	0.32	(0.15)	-	(0.15)	10.17	3.28%	[b]	9,709	2.66%	[a]	0.00%	[a]	2.18%	[a]
Class R5
9/30/19	$11.91	$0.10	$(0.03)	$0.07	$(0.31)	$(1.16)	$(1.47)	$10.51	2.96%		$1,257	1.67%		0.10%		1.01%
9/30/18	11.39	0.13	0.97	1.10	(0.38)	(0.20)	(0.58)	11.91	9.94%		319	1.78%		0.11%		1.09%
9/30/17	10.16	0.10	1.55	1.65	(0.17)	(0.25)	(0.42)	11.39	16.92%		143	2.27%		0.14%		0.92%
9/30/16[g]	10.00	0.17	0.14	0.31	(0.15)	-	(0.15)	10.16	3.17%	[b]	103	2.76%	[a]	0.10%	[a]	2.08%	[a]
Service Class
9/30/19	$11.90	$0.32	$(0.27)	$0.05	$(0.30)	$(1.16)	$(1.46)	$10.49	2.79%		$529	1.77%		0.20%		3.10%
9/30/18	11.38	0.12	0.98	1.10	(0.38)	(0.20)	(0.58)	11.90	9.88%		668	1.88%		0.21%		1.01%
9/30/17	10.16	0.08	1.56	1.64	(0.17)	(0.25)	(0.42)	11.38	16.76%		275	2.36%		0.24%		0.77%
9/30/16[g]	10.00	0.16	0.15	0.31	(0.15)	-	(0.15)	10.16	3.16%	[b]	114	2.86%	[a]	0.20%	[a]	1.97%	[a]
Administrative Class
9/30/19	$11.87	$0.20	$(0.15)	$0.05	$(0.28)	$(1.16)	$(1.44)	$10.48	2.81%		$665	1.87%		0.30%		1.97%
9/30/18	11.36	0.17	0.91	1.08	(0.37)	(0.20)	(0.57)	11.87	9.71%		448	1.98%		0.32%		1.47%
9/30/17	10.15	0.04	1.59	1.63	(0.17)	(0.25)	(0.42)	11.36	16.67%		349	2.41%		0.34%		0.34%
9/30/16[g]	10.00	0.15	0.15	0.30	(0.15)	-	(0.15)	10.15	3.04%	[b]	115	2.96%	[a]	0.30%	[a]	1.87%	[a]
Class A
9/30/19	$11.86	$0.19	$(0.17)	$0.02	$(0.26)	$(1.16)	$(1.42)	$10.46	2.50%		$437	2.12%		0.55%		1.84%
9/30/18	11.35	0.10	0.95	1.05	(0.34)	(0.20)	(0.54)	11.86	9.47%		304	2.23%		0.56%		0.89%
9/30/17	10.13	0.06	1.54	1.60	(0.13)	(0.25)	(0.38)	11.35	16.40%		155	2.73%		0.59%		0.53%
9/30/16[g]	10.00	0.13	0.14	0.27	(0.14)	-	(0.14)	10.13	2.81%	[b]	114	3.21%	[a]	0.55%	[a]	1.58%	[a]
Class R4
9/30/19	$11.87	$0.14	$(0.11)	$0.03	$(0.27)	$(1.16)	$(1.43)	$10.47	2.60%		$374	2.02%		0.45%		1.36%
9/30/18	11.36	0.14	0.92	1.06	(0.35)	(0.20)	(0.55)	11.87	9.58%		255	2.13%		0.47%		1.24%
9/30/17	10.14	0.06	1.55	1.61	(0.14)	(0.25)	(0.39)	11.36	16.47%		162	2.62%		0.49%		0.55%
9/30/16[g]	10.00	0.14	0.14	0.28	(0.14)	-	(0.14)	10.14	2.93%	[b]	103	3.11%	[a]	0.45%	[a]	1.73%	[a]
Class R3
9/30/19	$11.80	$0.14	$(0.12)	$0.02	$(0.25)	$(1.16)	$(1.41)	$10.41	2.49%		$1,096	2.27%		0.70%		1.38%
9/30/18	11.32	0.08	0.94	1.02	(0.34)	(0.20)	(0.54)	11.80	9.20%		800	2.38%		0.72%		0.73%
9/30/17	10.12	0.02	1.57	1.59	(0.14)	(0.25)	(0.39)	11.32	16.25%		322	2.83%		0.74%		0.15%
9/30/16[g]	10.00	0.12	0.14	0.26	(0.14)	-	(0.14)	10.12	2.70%	[b]	120	3.36%	[a]	0.70%	[a]	1.48%	[a]

	Year ended September 30			Period ended September 30, 2016[b]
	2019	2018	2017
Portfolio turnover rate	51%	58%	29%	54%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
g	For the period November 23, 2015 (commencement of operations) through September 31, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

92

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 14 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual RetireSMARTSM Conservative Fund (“MM RetireSMART Conservative Fund”)

MassMutual RetireSMARTSM Moderate Fund (“MM RetireSMART Moderate Fund”)

MassMutual RetireSMARTSM Moderate Growth Fund (“MM RetireSMART Moderate Growth Fund”)

MassMutual RetireSMARTSM Growth Fund (“MM RetireSMART Growth Fund”)

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund (“MM RetireSMART by JPMorgan In Retirement Fund”)

MassMutual RetireSMARTSM by JPMorgan 2020 Fund (“MM RetireSMART by JPMorgan 2020 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2025 Fund (“MM RetireSMART by JPMorgan 2025 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2030 Fund (“MM RetireSMART by JPMorgan 2030 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2035 Fund (“MM RetireSMART by JPMorgan 2035 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2040 Fund (“MM RetireSMART by JPMorgan 2040 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2045 Fund (“MM RetireSMART by JPMorgan 2045 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2050 Fund (“MM RetireSMART by JPMorgan 2050 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2055 Fund (“MM RetireSMART by JPMorgan 2055 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2060 Fund (“MM RetireSMART by JPMorgan 2060 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, and MM RetireSMART Growth Fund (the “MM RetireSMART Funds”) invest their investable assets in shares of series of the Trust and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), and non-affiliated mutual funds (together, the “MM RetireSMART Underlying Funds”).

The MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund (the “MM RetireSMART by JPMorgan Funds”) invest their investable assets in shares of series of the Trust and MassMutual Premier Funds, Barings Funds, J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and non-affiliated mutual funds (together, the “MM RetireSMART by JPMorgan Underlying Funds”).

The MM RetireSMART Underlying Funds and the MM RetireSMART by JPMorgan Underlying Funds are hereinafter collectively referred to as the “Underlying Funds.” The financial statements included herein are those of the MM RetireSMART Funds and MM RetireSMART by JPMorgan Funds. The financial statements of the applicable Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally

93

Notes to Financial Statements (Continued)

accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

New Disclosure Requirements

Pursuant to amendments to certain disclosure requirements in Regulation S-X adopted by the SEC, the presentation of certain disclosures within the Statements of Assets and Liabilities and the Statements of Changes in Net Assets have been conformed to meet these new requirements. There is no longer a requirement to present the components of distributable earnings on the Statements of Assets and Liabilities. Adjustments to the Statements of Changes in Net Assets include updates to prior year distributions to shareholders, distributions in excess of net investment income, and undistributed net investment income.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2018:

	MM RetireSMART Conservative Fund	MM RetireSMART Moderate Fund	MM RetireSMART Moderate Growth Fund	MM RetireSMART Growth Fund	MM RetireSMART by JPMorgan In Retirement Fund	MM RetireSMART by JPMorgan 2020 Fund	MM RetireSMART by JPMorgan 2025 Fund
Distributions to shareholders
From net investment income:
Class I	$(174,706)	$(164,479)	$(241,357)	$(279,965)	$(55,105)	$(838,198)	$(832,329)
Class R5	(323,410)	(1,331,503)	(826,007)	(240,394)	(85,723)	(1,016,900)	(13,035)
Service Class	(182,922)	(134,560)	(151,166)	(54,493)	(238,272)	(2,881,619)	(770,850)
Administrative Class	(1,307,514)	(2,845,559)	(3,267,409)	(1,171,087)	(381,758)	(2,938,030)	(1,591,857)
Class A	(712,236)	(2,847,829)	(2,826,840)	(1,346,927)	(290,532)	(1,617,706)	(919,221)
Class R4	(2,508,766)	(813,724)	(732,817)	(493,876)	(74,808)	(1,734,437)	(2,066,410)
Class R3	(175,226)	(332,154)	(426,643)	(238,328)	(175,443)	(2,158,469)	(2,623,838)

Total distributions from net investment income	(5,384,780)	(8,469,808)	(8,472,239)	(3,825,070)	(1,301,641)	(13,185,359)	(8,817,540)

From net realized gains:
Class I	-	(9,946)	(66,221)	(73,315)	-	(23,135)	(411,207)
Class R5	-	(82,995)	(232,733)	(64,498)	-	(28,769)	(6,687)
Service Class	-	(8,695)	(44,035)	(15,100)	-	(86,007)	(402,520)
Administrative Class	-	(190,929)	(978,421)	(332,461)	-	(90,383)	(852,991)
Class A	-	(211,197)	(917,512)	(416,523)	-	(55,396)	(545,971)
Class R4	-	(56,332)	(226,069)	(144,166)	-	(55,245)	(1,149,619)
Class R3	-	(25,063)	(139,030)	(75,063)	-	(76,011)	(1,592,276)

Total distributions from net realized gains	-	(585,157)	(2,604,021)	(1,121,126)	-	(414,946)	(4,961,271)

Accumulated undistributed (distributions in excess of) net investment income at end of year	$560,566	$201,923	$(47,559)	$(14,885)	$2,443,168	$152,126	$(19,310)

94

Notes to Financial Statements (Continued)

	MM RetireSMART by JPMorgan 2030 Fund	MM RetireSMART by JPMorgan 2035 Fund	MM RetireSMART by JPMorgan 2040 Fund	MM RetireSMART by JPMorgan 2045 Fund	MM RetireSMART by JPMorgan 2050 Fund	MM RetireSMART by JPMorgan 2055 Fund	MM RetireSMART by JPMorgan 2060 Fund
Distributions to shareholders
From net investment income:
Class I	$(1,015,225)	$(635,938)	$(553,472)	$(226,010)	$(241,970)	$(93,036)	$(390,305)
Class R5	(1,345,589)	(37,792)	(789,101)	(8,163)	(522,606)	(4,959)	(5,069)
Service Class	(4,345,513)	(608,375)	(2,509,083)	(380,223)	(1,273,996)	(160,446)	(8,104)
Administrative Class	(3,484,231)	(1,031,932)	(2,437,952)	(571,385)	(1,287,470)	(185,937)	(12,077)
Class A	(1,941,313)	(749,006)	(1,190,036)	(459,803)	(570,683)	(139,182)	(4,766)
Class R4	(2,132,026)	(1,681,794)	(1,358,280)	(949,227)	(666,631)	(254,239)	(5,454)
Class R3	(3,405,729)	(1,984,750)	(1,836,096)	(1,396,530)	(1,103,133)	(552,416)	(11,762)

Total distributions from net investment income	(17,669,626)	(6,729,587)	(10,674,020)	(3,991,341)	(5,666,489)	(1,390,215)	(437,537)

From net realized gains:
Class I	(93,832)	(325,387)	(142,090)	(101,102)	(122,197)	(76,772)	(199,047)
Class R5	(127,486)	(20,054)	(207,593)	(3,788)	(270,460)	(4,226)	(2,652)
Service Class	(427,048)	(329,064)	(683,653)	(179,261)	(680,618)	(138,614)	(4,328)
Administrative Class	(353,543)	(572,937)	(687,769)	(276,538)	(705,859)	(164,488)	(6,624)
Class A	(216,526)	(463,099)	(367,139)	(246,331)	(345,634)	(135,270)	(2,819)
Class R4	(223,048)	(966,930)	(395,164)	(477,922)	(382,800)	(236,404)	(3,106)
Class R3	(385,651)	(1,245,098)	(574,500)	(760,323)	(679,353)	(547,419)	(6,996)

Total distributions from net realized gains	(1,827,134)	(3,922,569)	(3,057,908)	(2,045,265)	(3,186,921)	(1,303,193)	(225,572)

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(92,217)	$(14,602)	$(55,806)	$(198,014)	$(151,717)	$(70,001)	$12,080

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

95

Notes to Financial Statements (Continued)

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of September 30, 2019. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no Level 3 transfers during the year ended September 30, 2019.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain Underlying Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

96

Notes to Financial Statements (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. MML Advisers does not receive advisory fees in return for these services.

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, J.P. Morgan, for each of the MM RetireSMART by JPMorgan Funds.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan In Retirement Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2020 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2025 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2030 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2035 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2040 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2045 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2050 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2055 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2060 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

97

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART Moderate Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART Moderate Growth Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART Growth Fund*	0.07%	0.17%	0.27%	0.37%	0.62%	0.52%	0.77%
MM RetireSMART by JPMorgan In Retirement Fund*	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
MM RetireSMART by JPMorgan 2020 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2025 Fund*	0.01%	0.11%	0.21%	0.31%	0.56%	0.46%	0.71%
MM RetireSMART by JPMorgan 2030 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2035 Fund*	0.05%	0.15%	0.25%	0.35%	0.60%	0.50%	0.75%
MM RetireSMART by JPMorgan 2040 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2045 Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART by JPMorgan 2050 Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART by JPMorgan 2055 Fund*	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%
MM RetireSMART by JPMorgan 2060 Fund*	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2020.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

98

Notes to Financial Statements (Continued)

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2019:

Total % Ownership by Related Party
MM RetireSMART Conservative Fund	94.9%
MM RetireSMART Moderate Fund	86.9%
MM RetireSMART Moderate Growth Fund	90.5%
MM RetireSMART Growth Fund	83.4%
MM RetireSMART by JPMorgan In Retirement Fund	43.3%
MM RetireSMART by JPMorgan 2020 Fund	55.1%
MM RetireSMART by JPMorgan 2025 Fund	49.5%
MM RetireSMART by JPMorgan 2030 Fund	59.2%
MM RetireSMART by JPMorgan 2035 Fund	49.6%
MM RetireSMART by JPMorgan 2040 Fund	55.9%
MM RetireSMART by JPMorgan 2045 Fund	55.2%
MM RetireSMART by JPMorgan 2050 Fund	49.9%
MM RetireSMART by JPMorgan 2055 Fund	54.8%
MM RetireSMART by JPMorgan 2060 Fund	85.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds (excluding short-term investments) for the year ended September 30, 2019, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
MM RetireSMART Conservative Fund	$-	$94,497,452	$-	$82,687,209
MM RetireSMART Moderate Fund	-	113,007,234	-	118,101,258
MM RetireSMART Moderate Growth Fund	-	111,410,939	-	102,001,474
MM RetireSMART Growth Fund	-	57,921,625	-	44,472,121
MM RetireSMART by JPMorgan In Retirement Fund	-	76,268,556	-	62,517,752
MM RetireSMART by JPMorgan 2020 Fund	-	178,079,405	-	186,501,817
MM RetireSMART by JPMorgan 2025 Fund	-	143,006,672	-	128,082,897
MM RetireSMART by JPMorgan 2030 Fund	-	223,730,594	-	191,769,246
MM RetireSMART by JPMorgan 2035 Fund	-	118,974,156	-	107,247,630
MM RetireSMART by JPMorgan 2040 Fund	-	170,339,742	-	127,465,913
MM RetireSMART by JPMorgan 2045 Fund	-	78,559,737	-	62,101,493
MM RetireSMART by JPMorgan 2050 Fund	-	108,610,848	-	72,964,341
MM RetireSMART by JPMorgan 2055 Fund	-	38,989,092	-	28,190,306
MM RetireSMART by JPMorgan 2060 Fund	-	9,297,402	-	7,217,942

99

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART Conservative Fund Class I
Sold	499,503	$4,902,290	492,877	$4,923,864
Issued as reinvestment of dividends	50,401	456,635	17,665	174,706
Redeemed	(189,335)	(1,864,542)	(306,977)	(3,079,613)

Net increase (decrease)	360,569	$3,494,383	203,565	$2,018,957

MM RetireSMART Conservative Fund Class R5
Sold	90,640	$888,916	107,138	$1,072,474
Issued as reinvestment of dividends	37,590	340,190	32,701	323,410
Redeemed	(147,310)	(1,441,054)	(591,304)	(5,900,826)

Net increase (decrease)	(19,080)	$(211,948)	(451,465)	$(4,504,942)

MM RetireSMART Conservative Fund Service Class
Sold	133,889	$1,320,355	168,849	$1,684,460
Issued as reinvestment of dividends	43,765	396,511	18,495	182,922
Redeemed	(54,901)	(542,427)	(112,157)	(1,118,707)

Net increase (decrease)	122,753	$1,174,439	75,187	$748,675

MM RetireSMART Conservative Fund Administrative Class
Sold	616,085	$6,014,019	609,673	$6,058,679
Issued as reinvestment of dividends	199,715	1,811,415	132,072	1,307,514
Redeemed	(1,563,517)	(15,356,249)	(2,063,031)	(20,461,064)

Net increase (decrease)	(747,717)	$(7,530,815)	(1,321,286)	$(13,094,871)

MM RetireSMART Conservative Fund Class A
Sold	302,606	$2,971,866	436,059	$4,357,726
Issued as reinvestment of dividends	131,771	1,203,067	71,510	712,236
Redeemed	(646,562)	(6,264,217)	(992,944)	(9,938,589)

Net increase (decrease)	(212,185)	$(2,089,284)	(485,375)	$(4,868,627)

MM RetireSMART Conservative Fund Class R4
Sold	1,788,652	$17,257,637	1,583,186	$15,667,931
Issued as reinvestment of dividends	569,118	5,116,375	255,215	2,508,766
Redeemed	(766,086)	(7,393,232)	(994,196)	(9,826,047)

Net increase (decrease)	1,591,684	$14,980,780	844,205	$8,350,650

MM RetireSMART Conservative Fund Class R3
Sold	206,281	$1,977,157	116,026	$1,142,463
Issued as reinvestment of dividends	39,173	351,773	17,862	175,226
Redeemed	(308,026)	(3,011,262)	(122,362)	(1,200,950)

Net increase (decrease)	(62,572)	$(682,332)	11,526	$116,739

MM RetireSMART Moderate Fund Class I
Sold	1,860,064	$17,955,623	933,979	$9,740,757
Issued as reinvestment of dividends	150,506	1,282,311	17,000	174,425
Redeemed	(304,263)	(2,943,321)	(439,885)	(4,580,987)

Net increase (decrease)	1,706,307	$16,294,613	511,094	$5,334,195

100

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART Moderate Fund Class R5
Sold	429,875	$4,145,087	437,632	$4,563,283
Issued as reinvestment of dividends	277,435	2,363,743	137,865	1,414,498
Redeemed	(2,125,974)	(20,595,283)	(2,223,719)	(23,248,175)

Net increase (decrease)	(1,418,664)	$(14,086,453)	(1,648,222)	$(17,270,394)

MM RetireSMART Moderate Fund Service Class
Sold	113,130	$1,111,248	751,818	$7,890,661
Issued as reinvestment of dividends	120,464	1,032,379	13,895	143,255
Redeemed	(155,655)	(1,528,606)	(134,338)	(1,407,357)

Net increase (decrease)	77,939	$615,021	631,375	$6,626,559

MM RetireSMART Moderate Fund Administrative Class
Sold	749,857	$7,259,665	952,682	$9,925,774
Issued as reinvestment of dividends	891,856	7,634,289	294,805	3,036,488
Redeemed	(2,750,350)	(26,714,860)	(2,574,700)	(26,978,432)

Net increase (decrease)	(1,108,637)	$(11,820,906)	(1,327,213)	$(14,016,170)

MM RetireSMART Moderate Fund Class A
Sold	516,390	$5,007,317	627,446	$6,551,415
Issued as reinvestment of dividends	907,279	7,802,596	296,130	3,059,026
Redeemed	(1,834,983)	(17,560,833)	(3,467,041)	(36,158,968)

Net increase (decrease)	(411,314)	$(4,750,920)	(2,543,465)	$(26,548,527)

MM RetireSMART Moderate Fund Class R4
Sold	737,851	$7,115,434	823,937	$8,529,078
Issued as reinvestment of dividends	370,566	3,153,518	84,966	870,056
Redeemed	(311,884)	(2,942,918)	(373,879)	(3,868,398)

Net increase (decrease)	796,533	$7,326,034	535,024	$5,530,736

MM RetireSMART Moderate Fund Class R3
Sold	257,998	$2,458,618	179,252	$1,855,210
Issued as reinvestment of dividends	117,848	1,001,709	34,919	357,217
Redeemed	(528,157)	(5,069,967)	(396,362)	(4,118,067)

Net increase (decrease)	(152,311)	$(1,609,640)	(182,191)	$(1,905,640)

MM RetireSMART Moderate Growth Fund Class I
Sold	1,242,844	$12,380,305	324,090	$3,565,235
Issued as reinvestment of dividends	202,308	1,681,179	28,692	307,577
Redeemed	(576,140)	(5,581,787)	(588,049)	(6,447,046)

Net increase (decrease)	869,012	$8,479,697	(235,267)	$(2,574,234)

MM RetireSMART Moderate Growth Fund Class R5
Sold	148,857	$1,420,162	287,503	$3,159,409
Issued as reinvestment of dividends	180,794	1,504,204	98,671	1,058,740
Redeemed	(327,106)	(3,309,071)	(1,188,225)	(13,120,234)

Net increase (decrease)	2,545	$(384,705)	(802,051)	$(8,902,085)

MM RetireSMART Moderate Growth Fund Service Class
Sold	95,053	$920,431	504,428	$5,562,359
Issued as reinvestment of dividends	124,557	1,040,049	18,142	195,201
Redeemed	(70,619)	(701,950)	(153,893)	(1,694,200)

Net increase (decrease)	148,991	$1,258,530	368,677	$4,063,360

101

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART Moderate Growth Fund Administrative Class
Sold	836,033	$8,213,767	935,199	$10,248,696
Issued as reinvestment of dividends	1,370,678	11,431,456	394,594	4,245,830
Redeemed	(2,322,361)	(22,516,765)	(1,919,274)	(21,039,898)

Net increase (decrease)	(115,650)	$(2,871,542)	(589,481)	$(6,545,372)

MM RetireSMART Moderate Growth Fund Class A
Sold	482,620	$4,699,767	685,100	$7,569,068
Issued as reinvestment of dividends	1,079,064	9,053,344	346,699	3,744,352
Redeemed	(1,860,258)	(17,968,718)	(2,689,834)	(29,604,005)

Net increase (decrease)	(298,574)	$(4,215,607)	(1,658,035)	$(18,290,585)

MM RetireSMART Moderate Growth Fund Class R4
Sold	674,160	$6,647,090	496,056	$5,411,212
Issued as reinvestment of dividends	385,271	3,190,043	89,699	958,886
Redeemed	(458,004)	(4,340,620)	(488,448)	(5,344,495)

Net increase (decrease)	601,427	$5,496,513	97,307	$1,025,603

MM RetireSMART Moderate Growth Fund Class R3
Sold	316,579	$3,044,205	265,390	$2,888,069
Issued as reinvestment of dividends	243,320	2,012,259	53,015	565,673
Redeemed	(398,374)	(3,753,045)	(106,827)	(1,162,442)

Net increase (decrease)	161,525	$1,303,419	211,578	$2,291,300

MM RetireSMART Growth Fund Class I
Sold	996,922	$10,416,338	1,063,444	$12,777,074
Issued as reinvestment of dividends	296,171	2,594,461	30,350	353,279
Redeemed	(491,096)	(4,974,922)	(331,726)	(3,948,726)

Net increase (decrease)	801,997	$8,035,877	762,068	$9,181,627

MM RetireSMART Growth Fund Class R5
Sold	97,231	$1,005,721	169,262	$2,016,682
Issued as reinvestment of dividends	66,907	586,773	26,171	304,892
Redeemed	(161,631)	(1,803,199)	(277,181)	(3,282,841)

Net increase (decrease)	2,507	$(210,705)	(81,748)	$(961,267)

MM RetireSMART Growth Fund Service Class
Sold	51,397	$534,634	139,418	$1,671,439
Issued as reinvestment of dividends	41,285	362,897	5,963	69,593
Redeemed	(30,126)	(319,461)	(52,257)	(628,466)

Net increase (decrease)	62,556	$578,070	93,124	$1,112,566

MM RetireSMART Growth Fund Administrative Class
Sold	420,177	$4,378,093	668,487	$7,956,988
Issued as reinvestment of dividends	504,040	4,425,472	128,949	1,503,548
Redeemed	(941,354)	(9,732,135)	(665,412)	(7,987,846)

Net increase (decrease)	(17,137)	$(928,570)	132,024	$1,472,690

102

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART Growth Fund Class A
Sold	280,167	$2,912,805	349,224	$4,151,386
Issued as reinvestment of dividends	483,718	4,251,879	151,240	1,763,450
Redeemed	(674,199)	(6,759,704)	(1,510,620)	(17,872,641)

Net increase (decrease)	89,686	$404,980	(1,010,156)	$(11,957,805)

MM RetireSMART Growth Fund Class R4
Sold	498,857	$5,228,458	431,060	$5,117,634
Issued as reinvestment of dividends	260,433	2,263,160	55,242	638,041
Redeemed	(426,662)	(4,371,206)	(442,699)	(5,205,677)

Net increase (decrease)	332,628	$3,120,412	43,603	$549,998

MM RetireSMART Growth Fund Class R3
Sold	175,634	$1,792,521	123,892	$1,460,426
Issued as reinvestment of dividends	123,341	1,070,597	27,157	313,391
Redeemed	(129,030)	(1,307,288)	(148,223)	(1,758,329)

Net increase (decrease)	169,945	$1,555,830	2,826	$15,488

MM RetireSMART by JPMorgan In Retirement Fund Class I
Sold	373,682	$4,261,164	49,424	$575,143
Issued — merger	1,158,389	12,580,102	-	-
Issued as reinvestment of dividends	13,887	144,704	4,788	55,105
Redeemed	(385,482)	(4,399,552)	(71,278)	(826,091)

Net increase (decrease)	1,160,476	$12,586,418	(17,066)	$(195,843)

MM RetireSMART by JPMorgan In Retirement Fund Class R5
Sold	335,681	$3,731,691	64,260	$744,052
Issued — merger	414,058	4,509,089	-	-
Issued as reinvestment of dividends	7,251	75,776	7,434	85,723
Redeemed	(122,003)	(1,377,896)	(358,909)	(4,178,877)

Net increase (decrease)	634,987	$6,938,660	(287,215)	$(3,349,102)

MM RetireSMART by JPMorgan In Retirement Fund Service Class
Sold	171,644	$1,948,705	280,767	$3,267,529
Issued — merger	799,447	8,713,968	-	-
Issued as reinvestment of dividends	49,716	520,524	20,612	238,272
Redeemed	(801,491)	(9,033,802)	(449,888)	(5,220,401)

Net increase (decrease)	219,316	$2,149,395	(148,509)	$(1,714,600)

MM RetireSMART by JPMorgan In Retirement Fund Administrative Class
Sold	284,123	$3,243,600	167,773	$1,960,904
Issued — merger	1,664,111	18,155,449	-	-
Issued as reinvestment of dividends	89,642	938,553	33,024	381,758
Redeemed	(581,774)	(6,565,361)	(329,679)	(3,839,080)

Net increase (decrease)	1,456,102	$15,772,241	(128,882)	$(1,496,418)

103

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan In Retirement Fund Class A
Sold	3,395,336	$38,161,692	1,387,206	$15,993,606
Issued — merger	1,505,152	16,270,688	-	-
Issued as reinvestment of dividends	112,484	1,167,586	25,286	290,532
Redeemed	(1,331,688)	(15,019,992)	(1,462,621)	(16,781,042)

Net increase (decrease)	3,681,284	$40,579,974	(50,129)	$(496,904)

MM RetireSMART by JPMorgan In Retirement Fund Class R4
Sold	355,881	$4,038,329	72,795	$833,143
Issued — merger	1,892,083	20,339,891	-	-
Issued as reinvestment of dividends	16,321	168,434	6,563	74,808
Redeemed	(575,807)	(6,469,693)	(131,314)	(1,501,365)

Net increase (decrease)	1,688,478	$18,076,961	(51,956)	$(593,414)

MM RetireSMART by JPMorgan In Retirement Fund Class R3
Sold	275,838	$3,070,897	224,149	$2,548,051
Issued — merger	2,468,945	26,343,643	-	-
Issued as reinvestment of dividends	50,118	513,708	15,498	175,443
Redeemed	(689,970)	(7,701,141)	(262,305)	(2,987,594)

Net increase (decrease)	2,104,931	$22,227,107	(22,658)	$(264,100)

MM RetireSMART by JPMorgan 2020 Fund Class I
Sold	1,691,071	$21,212,876	922,098	$12,066,308
Issued as reinvestment of dividends	287,699	3,156,055	66,512	861,333
Redeemed	(596,109)	(7,280,885)	(1,113,114)	(14,626,762)

Net increase (decrease)	1,382,661	$17,088,046	(124,504)	$(1,699,121)

MM RetireSMART by JPMorgan 2020 Fund Class R5
Sold	3,881,000	$47,582,486	801,928	$10,525,646
Issued as reinvestment of dividends	376,687	4,124,720	80,809	1,045,669
Redeemed	(477,652)	(5,799,742)	(1,853,289)	(24,386,966)

Net increase (decrease)	3,780,035	$45,907,464	(970,552)	$(12,815,651)

MM RetireSMART by JPMorgan 2020 Fund Service Class
Sold	251,817	$3,105,058	985,287	$12,970,856
Issued as reinvestment of dividends	454,167	5,009,458	228,455	2,967,626
Redeemed	(4,465,857)	(55,009,046)	(3,976,259)	(52,368,787)

Net increase (decrease)	(3,759,873)	$(46,894,530)	(2,762,517)	$(36,430,305)

MM RetireSMART by JPMorgan 2020 Fund Administrative Class
Sold	647,922	$7,907,394	690,204	$9,047,625
Issued as reinvestment of dividends	724,221	7,959,196	233,494	3,028,413
Redeemed	(1,880,649)	(22,606,431)	(2,429,659)	(31,765,345)

Net increase (decrease)	(508,506)	$(6,739,841)	(1,505,961)	$(19,689,307)

104

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2020 Fund Class A
Sold	2,718,407	$32,976,033	1,988,718	$26,008,896
Issued as reinvestment of dividends	571,860	6,256,148	129,597	1,673,102
Redeemed	(3,128,984)	(38,529,574)	(1,538,621)	(20,046,190)

Net increase (decrease)	161,283	$702,607	579,694	$7,635,808

MM RetireSMART by JPMorgan 2020 Fund Class R4
Sold	977,037	$11,762,202	841,520	$10,889,614
Issued as reinvestment of dividends	480,631	5,176,395	140,588	1,789,682
Redeemed	(1,766,507)	(21,121,044)	(1,287,159)	(16,598,486)

Net increase (decrease)	(308,839)	$(4,182,447)	(305,051)	$(3,919,190)

MM RetireSMART by JPMorgan 2020 Fund Class R3
Sold	507,355	$6,009,107	700,413	$8,915,827
Issued as reinvestment of dividends	688,595	7,305,993	177,905	2,234,480
Redeemed	(1,716,347)	(20,109,831)	(1,570,240)	(19,986,556)

Net increase (decrease)	(520,397)	$(6,794,731)	(691,922)	$(8,836,249)

MM RetireSMART by JPMorgan 2025 Fund Class I
Sold	1,887,559	$23,567,104	437,172	$5,813,364
Issued as reinvestment of dividends	338,155	3,641,934	95,436	1,243,536
Redeemed	(588,913)	(7,095,949)	(642,586)	(8,542,458)

Net increase (decrease)	1,636,801	$20,113,089	(109,978)	$(1,485,558)

MM RetireSMART by JPMorgan 2025 Fund Class R5
Sold	38,270	$455,692	77,675	$1,028,270
Issued as reinvestment of dividends	523	5,683	1,511	19,722
Redeemed	(268)	(3,276)	(102,682)	(1,365,424)

Net increase (decrease)	38,525	$458,099	(23,496)	$(317,432)

MM RetireSMART by JPMorgan 2025 Fund Service Class
Sold	113,889	$1,374,274	524,183	$6,961,588
Issued as reinvestment of dividends	166,138	1,792,633	89,982	1,173,370
Redeemed	(990,563)	(12,090,792)	(806,918)	(10,778,897)

Net increase (decrease)	(710,536)	$(8,923,885)	(192,753)	$(2,643,939)

MM RetireSMART by JPMorgan 2025 Fund Administrative Class
Sold	600,235	$7,271,123	493,719	$6,562,985
Issued as reinvestment of dividends	434,224	4,672,252	187,921	2,444,848
Redeemed	(1,080,688)	(12,966,837)	(644,809)	(8,523,846)

Net increase (decrease)	(46,229)	$(1,023,462)	36,831	$483,987

MM RetireSMART by JPMorgan 2025 Fund Class A
Sold	2,954,328	$35,646,642	1,305,234	$17,115,699
Issued as reinvestment of dividends	329,422	3,514,932	113,405	1,465,192
Redeemed	(1,945,112)	(24,135,517)	(941,869)	(12,360,646)

Net increase (decrease)	1,338,638	$15,026,057	476,770	$6,220,245

105

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2025 Fund Class R4
Sold	946,287	$11,430,135	1,038,101	$13,620,447
Issued as reinvestment of dividends	634,598	6,739,429	250,080	3,216,029
Redeemed	(1,796,695)	(21,274,524)	(924,170)	(12,076,389)

Net increase (decrease)	(215,810)	$(3,104,960)	364,011	$4,760,087

MM RetireSMART by JPMorgan 2025 Fund Class R3
Sold	711,540	$8,473,301	873,111	$11,406,702
Issued as reinvestment of dividends	840,068	8,904,717	328,358	4,216,114
Redeemed	(1,746,155)	(20,935,844)	(1,327,484)	(17,342,925)

Net increase (decrease)	(194,547)	$(3,557,826)	(126,015)	$(1,720,109)

MM RetireSMART by JPMorgan 2030 Fund Class I
Sold	1,927,987	$24,592,397	1,259,377	$17,049,319
Issued as reinvestment of dividends	418,489	4,461,097	82,951	1,109,057
Redeemed	(416,042)	(4,969,475)	(1,198,288)	(16,419,207)

Net increase (decrease)	1,930,434	$24,084,019	144,040	$1,739,169

MM RetireSMART by JPMorgan 2030 Fund Class R5
Sold	6,113,519	$75,434,452	576,875	$7,832,660
Issued as reinvestment of dividends	649,468	6,897,350	110,426	1,473,075
Redeemed	(508,976)	(6,226,119)	(2,498,317)	(34,184,293)

Net increase (decrease)	6,254,011	$76,105,683	(1,811,016)	$(24,878,558)

MM RetireSMART by JPMorgan 2030 Fund Service Class
Sold	579,350	$7,225,760	1,426,141	$19,445,492
Issued as reinvestment of dividends	814,685	8,708,981	356,693	4,772,561
Redeemed	(6,186,844)	(76,977,575)	(4,277,357)	(58,277,662)

Net increase (decrease)	(4,792,809)	$(61,042,834)	(2,494,523)	$(34,059,609)

MM RetireSMART by JPMorgan 2030 Fund Administrative Class
Sold	1,549,863	$18,968,375	1,064,257	$14,562,349
Issued as reinvestment of dividends	1,183,700	12,618,240	287,044	3,837,773
Redeemed	(1,721,133)	(20,928,940)	(1,616,670)	(22,020,948)

Net increase (decrease)	1,012,430	$10,657,675	(265,369)	$(3,620,826)

MM RetireSMART by JPMorgan 2030 Fund Class A
Sold	2,261,261	$27,599,684	1,414,503	$19,138,588
Issued as reinvestment of dividends	735,336	7,801,913	162,243	2,157,839
Redeemed	(2,508,027)	(31,561,238)	(1,303,020)	(17,545,986)

Net increase (decrease)	488,570	$3,840,359	273,726	$3,750,441

MM RetireSMART by JPMorgan 2030 Fund Class R4
Sold	1,006,059	$12,131,276	915,602	$12,295,571
Issued as reinvestment of dividends	742,965	7,808,568	178,415	2,355,074
Redeemed	(2,076,053)	(25,109,742)	(966,600)	(12,993,514)

Net increase (decrease)	(327,029)	$(5,169,898)	127,417	$1,657,131

106

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2030 Fund Class R3
Sold	935,763	$11,119,229	1,131,474	$14,989,597
Issued as reinvestment of dividends	1,351,971	14,006,419	290,750	3,791,380
Redeemed	(2,573,579)	(30,460,080)	(1,160,851)	(15,380,573)

Net increase (decrease)	(285,845)	$(5,334,432)	261,373	$3,400,404

MM RetireSMART by JPMorgan 2035 Fund Class I
Sold	1,239,073	$15,948,803	539,886	$7,549,651
Issued as reinvestment of dividends	329,691	3,557,363	70,790	961,325
Redeemed	(474,321)	(5,788,364)	(231,578)	(3,195,838)

Net increase (decrease)	1,094,443	$13,717,802	379,098	$5,315,138

MM RetireSMART by JPMorgan 2035 Fund Class R5
Sold	136,689	$1,678,622	17,806	$245,589
Issued as reinvestment of dividends	367	3,966	4,263	57,846
Redeemed	(5,040)	(64,360)	(88,816)	(1,205,126)

Net increase (decrease)	132,016	$1,618,228	(66,747)	$(901,691)

MM RetireSMART by JPMorgan 2035 Fund Service Class
Sold	116,202	$1,456,950	257,433	$3,610,148
Issued as reinvestment of dividends	127,869	1,396,330	68,326	937,439
Redeemed	(518,171)	(6,537,061)	(699,390)	(9,916,265)

Net increase (decrease)	(274,100)	$(3,683,781)	(373,631)	$(5,368,678)

MM RetireSMART by JPMorgan 2035 Fund Administrative Class
Sold	627,212	$7,884,573	357,319	$4,985,718
Issued as reinvestment of dividends	346,640	3,771,444	117,315	1,604,869
Redeemed	(792,744)	(9,722,807)	(321,176)	(4,487,000)

Net increase (decrease)	181,108	$1,933,210	153,458	$2,103,587

MM RetireSMART by JPMorgan 2035 Fund Class A
Sold	1,501,811	$18,798,450	1,073,421	$14,862,853
Issued as reinvestment of dividends	293,473	3,169,502	89,191	1,212,105
Redeemed	(1,454,001)	(18,624,056)	(743,768)	(10,296,857)

Net increase (decrease)	341,283	$3,343,896	418,844	$5,778,101

MM RetireSMART by JPMorgan 2035 Fund Class R4
Sold	962,058	$12,085,840	1,042,384	$14,471,404
Issued as reinvestment of dividends	594,904	6,389,269	195,912	2,648,724
Redeemed	(1,678,857)	(20,478,932)	(772,470)	(10,674,784)

Net increase (decrease)	(121,895)	$(2,003,823)	465,826	$6,445,344

MM RetireSMART by JPMorgan 2035 Fund Class R3
Sold	621,405	$7,666,391	697,634	$9,615,964
Issued as reinvestment of dividends	721,533	7,734,831	239,248	3,229,848
Redeemed	(1,410,023)	(17,260,470)	(705,387)	(9,722,580)

Net increase (decrease)	(67,085)	$(1,859,248)	231,495	$3,123,232

107

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2040 Fund Class I
Sold	1,496,558	$18,454,462	676,399	$9,106,730
Issued as reinvestment of dividends	266,740	2,736,758	52,694	695,562
Redeemed	(313,459)	(3,702,606)	(625,085)	(8,465,198)

Net increase (decrease)	1,449,839	$17,488,614	104,008	$1,337,094

MM RetireSMART by JPMorgan 2040 Fund Class R5
Sold	4,270,625	$51,499,544	360,500	$4,836,097
Issued as reinvestment of dividends	453,637	4,654,320	75,507	996,694
Redeemed	(294,250)	(3,539,672)	(1,258,054)	(17,078,307)

Net increase (decrease)	4,430,012	$52,614,192	(822,047)	$(11,245,516)

MM RetireSMART by JPMorgan 2040 Fund Service Class
Sold	552,224	$6,665,468	892,528	$12,039,576
Issued as reinvestment of dividends	509,235	5,250,215	241,325	3,192,736
Redeemed	(4,204,209)	(50,929,995)	(2,316,979)	(31,332,413)

Net increase (decrease)	(3,142,750)	$(39,014,312)	(1,183,126)	$(16,100,101)

MM RetireSMART by JPMorgan 2040 Fund Administrative Class
Sold	1,220,622	$14,719,998	702,735	$9,461,777
Issued as reinvestment of dividends	884,934	9,079,419	236,797	3,125,721
Redeemed	(1,203,721)	(14,284,735)	(1,189,134)	(15,972,188)

Net increase (decrease)	901,835	$9,514,682	(249,602)	$(3,384,690)

MM RetireSMART by JPMorgan 2040 Fund Class A
Sold	1,631,442	$19,311,340	878,539	$11,759,186
Issued as reinvestment of dividends	425,188	4,336,919	118,515	1,554,919
Redeemed	(1,815,213)	(22,299,667)	(903,594)	(12,008,953)

Net increase (decrease)	241,417	$1,348,592	93,460	$1,305,152

MM RetireSMART by JPMorgan 2040 Fund Class R4
Sold	872,122	$10,333,032	745,996	$9,906,964
Issued as reinvestment of dividends	547,846	5,533,240	134,673	1,753,444
Redeemed	(1,234,865)	(14,416,038)	(583,512)	(7,737,146)

Net increase (decrease)	185,103	$1,450,234	297,157	$3,923,262

MM RetireSMART by JPMorgan 2040 Fund Class R3
Sold	597,655	$6,972,109	744,977	$9,778,296
Issued as reinvestment of dividends	782,573	7,786,600	187,741	2,410,596
Redeemed	(1,155,337)	(13,221,241)	(737,013)	(9,652,135)

Net increase (decrease)	224,891	$1,537,468	195,705	$2,536,757

MM RetireSMART by JPMorgan 2045 Fund Class I
Sold	814,952	$10,501,317	333,824	$4,787,061
Issued as reinvestment of dividends	164,778	1,763,124	23,773	327,112
Redeemed	(151,899)	(1,915,646)	(135,391)	(1,893,239)

Net increase (decrease)	827,831	$10,348,795	222,206	$3,220,934

108

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2045 Fund Class R5
Sold	51,215	$641,804	12,465	$173,862
Issued as reinvestment of dividends	534	5,723	867	11,951
Redeemed	(3,188)	(38,346)	(18,894)	(261,012)

Net increase (decrease)	48,561	$609,181	(5,562)	$(75,199)

MM RetireSMART by JPMorgan 2045 Fund Service Class
Sold	144,772	$1,797,355	280,443	$3,934,837
Issued as reinvestment of dividends	103,955	1,113,350	40,660	559,484
Redeemed	(637,368)	(7,991,360)	(391,170)	(5,555,759)

Net increase (decrease)	(388,641)	$(5,080,655)	(70,067)	$(1,061,438)

MM RetireSMART by JPMorgan 2045 Fund Administrative Class
Sold	504,179	$6,307,575	255,322	$3,594,635
Issued as reinvestment of dividends	215,351	2,297,794	61,757	847,923
Redeemed	(311,377)	(3,715,356)	(218,144)	(3,064,992)

Net increase (decrease)	408,153	$4,890,013	98,935	$1,377,566

MM RetireSMART by JPMorgan 2045 Fund Class A
Sold	846,760	$10,427,774	568,715	$7,929,380
Issued as reinvestment of dividends	181,592	1,924,872	51,570	703,409
Redeemed	(830,182)	(10,647,639)	(405,333)	(5,634,301)

Net increase (decrease)	198,170	$1,705,007	214,952	$2,998,488

MM RetireSMART by JPMorgan 2045 Fund Class R4
Sold	799,240	$9,823,032	526,617	$7,321,561
Issued as reinvestment of dividends	335,485	3,532,658	105,169	1,427,149
Redeemed	(922,444)	(11,349,358)	(498,032)	(6,920,737)

Net increase (decrease)	212,281	$2,006,332	133,754	$1,827,973

MM RetireSMART by JPMorgan 2045 Fund Class R3
Sold	594,005	$7,353,615	581,063	$8,042,815
Issued as reinvestment of dividends	551,242	5,793,557	159,177	2,156,853
Redeemed	(901,101)	(11,012,728)	(511,354)	(7,069,390)

Net increase (decrease)	244,146	$2,134,444	228,886	$3,130,278

MM RetireSMART by JPMorgan 2050 Fund Class I
Sold	1,086,818	$9,819,005	568,447	$5,649,088
Issued as reinvestment of dividends	210,082	1,550,399	37,543	364,167
Redeemed	(173,502)	(1,520,362)	(405,656)	(4,068,685)

Net increase (decrease)	1,123,398	$9,849,042	200,334	$1,944,570

MM RetireSMART by JPMorgan 2050 Fund Class R5
Sold	4,482,446	$39,569,796	471,827	$4,689,129
Issued as reinvestment of dividends	528,312	3,893,659	81,844	793,066
Redeemed	(443,970)	(3,842,460)	(1,465,733)	(14,670,650)

Net increase (decrease)	4,566,788	$39,620,995	(912,062)	$(9,188,455)

109

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2050 Fund Service Class
Sold	459,841	$4,091,800	1,172,387	$11,675,041
Issued as reinvestment of dividends	373,979	2,771,186	201,506	1,954,614
Redeemed	(3,952,121)	(35,250,337)	(1,420,408)	(14,083,519)

Net increase (decrease)	(3,118,301)	$(28,387,351)	(46,515)	$(453,864)

MM RetireSMART by JPMorgan 2050 Fund Administrative Class
Sold	1,532,803	$13,211,603	985,560	$9,814,591
Issued as reinvestment of dividends	847,054	6,259,727	205,498	1,993,329
Redeemed	(752,682)	(6,418,527)	(613,021)	(6,069,328)

Net increase (decrease)	1,627,175	$13,052,803	578,037	$5,738,592

MM RetireSMART by JPMorgan 2050 Fund Class A
Sold	1,308,800	$11,281,195	773,173	$7,618,871
Issued as reinvestment of dividends	323,269	2,376,030	95,054	916,317
Redeemed	(1,257,212)	(11,232,235)	(840,294)	(8,245,568)

Net increase (decrease)	374,857	$2,424,990	27,933	$289,620

MM RetireSMART by JPMorgan 2050 Fund Class R4
Sold	1,000,089	$8,594,628	677,266	$6,649,980
Issued as reinvestment of dividends	406,285	2,965,880	109,316	1,049,431
Redeemed	(992,007)	(8,537,517)	(698,765)	(6,876,709)

Net increase (decrease)	414,367	$3,022,991	87,817	$822,702

MM RetireSMART by JPMorgan 2050 Fund Class R3
Sold	698,825	$5,921,409	871,346	$8,498,338
Issued as reinvestment of dividends	696,225	5,047,633	186,843	1,782,486
Redeemed	(1,380,889)	(11,766,871)	(794,601)	(7,678,466)

Net increase (decrease)	14,161	$(797,829)	263,588	$2,602,358

MM RetireSMART by JPMorgan 2055 Fund Class I
Sold	482,497	$5,190,177	148,847	$1,756,478
Issued as reinvestment of dividends	74,288	668,592	14,805	169,808
Redeemed	(149,449)	(1,582,109)	(34,752)	(409,172)

Net increase (decrease)	407,336	$4,276,660	128,900	$1,517,114

MM RetireSMART by JPMorgan 2055 Fund Class R5
Sold	32,519	$342,951	24,941	$290,009
Issued as reinvestment of dividends	154	1,387	127	1,452
Redeemed	(2,097)	(21,949)	(17,706)	(209,197)

Net increase (decrease)	30,576	$322,389	7,362	$82,264

MM RetireSMART by JPMorgan 2055 Fund Service Class
Sold	188,075	$1,983,886	193,807	$2,287,839
Issued as reinvestment of dividends	63,067	569,492	20,937	240,772
Redeemed	(495,221)	(5,215,134)	(112,392)	(1,338,173)

Net increase (decrease)	(244,079)	$(2,661,756)	102,352	$1,190,438

110

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2055 Fund Administrative Class
Sold	380,434	$4,002,115	211,469	$2,487,189
Issued as reinvestment of dividends	82,938	745,615	30,605	350,425
Redeemed	(205,098)	(2,146,189)	(148,432)	(1,745,288)

Net increase (decrease)	258,274	$2,601,541	93,642	$1,092,326

MM RetireSMART by JPMorgan 2055 Fund Class A
Sold	434,140	$4,537,162	324,227	$3,799,084
Issued as reinvestment of dividends	73,222	658,269	23,970	274,452
Redeemed	(387,118)	(4,195,936)	(185,135)	(2,180,079)

Net increase (decrease)	120,244	$999,495	163,062	$1,893,457

MM RetireSMART by JPMorgan 2055 Fund Class R4
Sold	507,138	$5,279,630	390,949	$4,565,158
Issued as reinvestment of dividends	143,518	1,284,484	43,001	490,643
Redeemed	(429,053)	(4,369,305)	(192,118)	(2,254,181)

Net increase (decrease)	221,603	$2,194,809	241,832	$2,801,620

MM RetireSMART by JPMorgan 2055 Fund Class R3
Sold	536,837	$5,537,152	525,435	$6,128,526
Issued as reinvestment of dividends	271,959	2,425,873	96,646	1,099,835
Redeemed	(499,279)	(5,159,782)	(274,930)	(3,193,200)

Net increase (decrease)	309,517	$2,803,243	347,151	$4,035,161

MM RetireSMART by JPMorgan 2060 Fund Class I
Sold	41,509	$425,098	23,912	$279,266
Issued as reinvestment of dividends	9,132	80,633	2,017	22,887
Redeemed	(21,046)	(214,164)	(5,676)	(66,302)

Net increase (decrease)	29,595	$291,567	20,253	$235,851

MM RetireSMART by JPMorgan 2060 Fund Class R5
Sold	141,975	$1,437,544	72,685	$844,422
Issued as reinvestment of dividends	1,909	16,841	158	1,796
Redeemed	(51,139)	(527,106)	(58,524)	(676,466)

Net increase (decrease)	92,745	$927,279	14,319	$169,752

MM RetireSMART by JPMorgan 2060 Fund Service Class
Sold	27,456	$285,089	40,118	$463,919
Issued as reinvestment of dividends	7,408	65,341	581	6,588
Redeemed	(40,633)	(400,451)	(8,700)	(99,823)

Net increase (decrease)	(5,769)	$(50,021)	31,999	$370,684

MM RetireSMART by JPMorgan 2060 Fund Administrative Class
Sold	24,882	$257,200	10,429	$120,767
Issued as reinvestment of dividends	4,904	43,208	1,144	12,957
Redeemed	(4,049)	(41,357)	(4,603)	(52,632)

Net increase (decrease)	25,737	$259,051	6,970	$81,092

111

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2060 Fund Class A
Sold	17,144	$175,676	12,933	$148,080
Issued as reinvestment of dividends	1,304	11,484	186	2,111
Redeemed	(2,291)	(23,357)	(1,176)	(13,669)

Net increase (decrease)	16,157	$163,803	11,943	$136,522

MM RetireSMART by JPMorgan 2060 Fund Class R4
Sold	33,243	$331,382	7,605	$88,290
Issued as reinvestment of dividends	2,196	19,346	261	2,954
Redeemed	(21,196)	(219,347)	(652)	(7,625)

Net increase (decrease)	14,243	$131,381	7,214	$83,619

MM RetireSMART by JPMorgan 2060 Fund Class R3
Sold	53,512	$541,159	42,814	$493,529
Issued as reinvestment of dividends	9,917	86,975	1,177	13,305
Redeemed	(25,887)	(265,927)	(4,602)	(53,445)

Net increase (decrease)	37,542	$362,207	39,389	$453,389

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained $935 for MM RetireSMART by JPMorgan 2025 Fund during the period ended September 30, 2019.

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2019, were waived for any redemptions subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2019, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM RetireSMART Conservative Fund	$217,076,227	$1,588,098	$(835,570)	$752,528
MM RetireSMART Moderate Fund	262,276,773	6,469,255	(16,129,731)	(9,660,476)
MM RetireSMART Moderate Growth Fund	241,212,407	4,500,698	(17,678,319)	(13,177,621)
MM RetireSMART Growth Fund	131,051,022	1,587,201	(12,462,229)	(10,875,028)
MM RetireSMART by JPMorgan In Retirement Fund	206,036,629	401,230	(1,377,971)	(976,741)
MM RetireSMART by JPMorgan 2020 Fund	395,509,947	1,937,177	(3,428,897)	(1,491,720)
MM RetireSMART by JPMorgan 2025 Fund	290,497,374	9,991,107	(14,659,759)	(4,668,652)
MM RetireSMART by JPMorgan 2030 Fund	531,329,676	1,445,522	(16,050,119)	(14,604,597)
MM RetireSMART by JPMorgan 2035 Fund	232,261,368	5,712,953	(16,722,323)	(11,009,370)
MM RetireSMART by JPMorgan 2040 Fund	352,267,639	7,877,652	(25,198,098)	(17,320,446)
MM RetireSMART by JPMorgan 2045 Fund	150,877,545	2,963,738	(11,720,127)	(8,756,389)
MM RetireSMART by JPMorgan 2050 Fund	211,997,475	4,181,515	(16,232,595)	(12,051,080)
MM RetireSMART by JPMorgan 2055 Fund	64,998,677	1,135,801	(5,074,062)	(3,938,261)
MM RetireSMART by JPMorgan 2060 Fund	16,325,796	319,344	(1,317,436)	(998,092)

112

Notes to Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2019, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
MM RetireSMART Conservative Fund	$5,886,054	$3,789,912
MM RetireSMART Moderate Fund	7,033,467	17,237,078
MM RetireSMART Moderate Growth Fund	6,020,100	23,892,434
MM RetireSMART Growth Fund	2,948,353	12,606,886
MM RetireSMART by JPMorgan In Retirement Fund	2,517,932	1,011,369
MM RetireSMART by JPMorgan 2020 Fund	10,305,547	28,682,418
MM RetireSMART by JPMorgan 2025 Fund	7,486,257	21,785,323
MM RetireSMART by JPMorgan 2030 Fund	13,258,513	49,044,056
MM RetireSMART by JPMorgan 2035 Fund	5,565,250	20,469,434
MM RetireSMART by JPMorgan 2040 Fund	7,789,184	31,588,287
MM RetireSMART by JPMorgan 2045 Fund	3,117,216	13,326,470
MM RetireSMART by JPMorgan 2050 Fund	4,278,529	20,585,985
MM RetireSMART by JPMorgan 2055 Fund	1,305,053	5,179,079
MM RetireSMART by JPMorgan 2060 Fund	399,571	1,463,906

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain
MM RetireSMART Conservative Fund	$5,384,780	$-
MM RetireSMART Moderate Fund	8,580,817	474,148
MM RetireSMART Moderate Growth Fund	8,681,114	2,395,146
MM RetireSMART Growth Fund	3,698,974	1,247,222
MM RetireSMART by JPMorgan In Retirement Fund	1,301,641	-
MM RetireSMART by JPMorgan 2020 Fund	13,185,359	414,946
MM RetireSMART by JPMorgan 2025 Fund	9,600,585	4,178,226
MM RetireSMART by JPMorgan 2030 Fund	17,811,125	1,685,635
MM RetireSMART by JPMorgan 2035 Fund	7,148,367	3,503,789
MM RetireSMART by JPMorgan 2040 Fund	10,821,217	2,910,711
MM RetireSMART by JPMorgan 2045 Fund	4,174,951	1,861,655
MM RetireSMART by JPMorgan 2050 Fund	5,949,608	2,903,802
MM RetireSMART by JPMorgan 2055 Fund	1,515,394	1,178,014
MM RetireSMART by JPMorgan 2060 Fund	452,146	210,963

113

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2019:

Amount
MM RetireSMART Conservative Fund	$19,568
MM RetireSMART Moderate Fund	60,389
MM RetireSMART Moderate Growth Fund	69,616
MM RetireSMART Growth Fund	38,856
MM RetireSMART by JPMorgan In Retirement Fund	11,095
MM RetireSMART by JPMorgan 2020 Fund	71,211
MM RetireSMART by JPMorgan 2025 Fund	64,731
MM RetireSMART by JPMorgan 2030 Fund	146,964
MM RetireSMART by JPMorgan 2035 Fund	68,896
MM RetireSMART by JPMorgan 2040 Fund	109,730
MM RetireSMART by JPMorgan 2045 Fund	49,229
MM RetireSMART by JPMorgan 2050 Fund	65,079
MM RetireSMART by JPMorgan 2055 Fund	20,380
MM RetireSMART by JPMorgan 2060 Fund	5,402

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2019, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
MM RetireSMART Conservative Fund	$601,652	$4,113,959	$(26,517)	$752,528
MM RetireSMART Moderate Fund	672,743	18,378,929	(46,929)	(9,660,476)
MM RetireSMART Moderate Growth Fund	321,496	21,982,538	(37,569)	(13,177,621)
MM RetireSMART Growth Fund	98,814	13,269,665	(12,149)	(10,875,028)
MM RetireSMART by JPMorgan In Retirement Fund	2,470,459	1,876,232	(45,504)	(976,741)
MM RetireSMART by JPMorgan 2020 Fund	1,583,258	12,132,161	(79,016)	(1,491,720)
MM RetireSMART by JPMorgan 2025 Fund	160,316	15,302,558	(16,865)	(4,668,652)
MM RetireSMART by JPMorgan 2030 Fund	477,893	35,086,219	(73,135)	(14,604,597)
MM RetireSMART by JPMorgan 2035 Fund	348,467	18,891,859	(12,850)	(11,009,370)
MM RetireSMART by JPMorgan 2040 Fund	709,099	28,970,669	(44,377)	(17,320,446)
MM RetireSMART by JPMorgan 2045 Fund	407,682	13,441,426	(7,476)	(8,756,389)
MM RetireSMART by JPMorgan 2050 Fund	445,636	17,629,783	(14,442)	(12,051,080)
MM RetireSMART by JPMorgan 2055 Fund	97,006	5,463,261	(2,288)	(3,938,261)
MM RetireSMART by JPMorgan 2060 Fund	63,840	1,439,404	(676)	(998,092)

114

Notes to Financial Statements (Continued)

During the year ended September 30, 2019, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
MM RetireSMART Conservative Fund	$54	$(405,726)	$405,672
MM RetireSMART Moderate Fund	98	(1,318,434)	1,318,336
MM RetireSMART Moderate Growth Fund	78	(1,700,785)	1,700,707
MM RetireSMART Growth Fund	24	(960,468)	960,444
MM RetireSMART by JPMorgan In Retirement Fund	2,822,368	(3,024,404)	202,036
MM RetireSMART by JPMorgan 2020 Fund	166	(1,336,825)	1,336,659
MM RetireSMART by JPMorgan 2025 Fund	32	(842,678)	842,646
MM RetireSMART by JPMorgan 2030 Fund	152	(2,066,093)	2,065,941
MM RetireSMART by JPMorgan 2035 Fund	25	(1,313,325)	1,313,300
MM RetireSMART by JPMorgan 2040 Fund	92	(2,030,339)	2,030,247
MM RetireSMART by JPMorgan 2045 Fund	13	(1,089,923)	1,089,910
MM RetireSMART by JPMorgan 2050 Fund	28	(1,182,160)	1,182,132
MM RetireSMART by JPMorgan 2055 Fund	5	(370,831)	370,826
MM RetireSMART by JPMorgan 2060 Fund	-	(98,429)	98,429

The Funds did not have any unrecognized tax benefits at September 30, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2019, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2019, was as follows:

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19		Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions
MM RetireSMART Conservative Fund

Barings Global Floating Rate Fund, Class Y*	$1,848,164	$1,134,351	$(1,008,201)	$(18,586)	$(35,674)	$1,920,054		206,902	$78,689	$7,940

Invesco Oppenheimer International Bond Fund, Class R6	8,814,647	4,226,273	(4,345,858)	(8,984)	(92,945)	8,593,133	#	1,591,321	542,100	-

Invesco Oppenheimer Real Estate Fund, Class R6	2,815,828	262,730	(2,400,160)	61,428	(30,193)	709,633	#	25,353	35,978	71,778

MassMutual Premier Core Bond Fund, Class I	31,249,620	15,512,064	(9,614,445)	2,647,793	(171,568)	39,623,464		3,497,217	1,100,357	-

MassMutual Premier High Yield Fund, Class I	4,340,714	2,126,553	(3,415,482)	90,672	(231,048)	2,911,409		316,114	241,224	-

MassMutual Premier Inflation-Protected and Income Fund, Class I	10,110,792	1,904,356	(3,698,341)	364,443	(123,672)	8,557,578		808,081	310,782	-

MassMutual Premier International Equity Fund, Class I	3,408,438	649,051	(1,946,765)	(34,625)	(271,264)	1,804,835		150,278	26,578	101,746

MassMutual Premier Short-Duration Bond Fund, Class I	24,283,978	10,599,124	(5,891,273)	190,870	(149,589)	29,033,110		2,816,015	961,419	-

115

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19		Dividend Income	Realized Gains Distributions
MM RetireSMART Conservative Fund (Continued)

MassMutual Premier Strategic Emerging Markets Fund, Class I	$2,785,660	$658,166	$(2,288,584)	$(140,463)	$133,483	$1,148,262	88,125		$15,264	$-

MassMutual Select Blue Chip Growth Fund, Class I	3,045,821	1,290,670	(1,477,772)	(40,309)	(14,788)	2,803,622	123,345		13,505	155,699

MassMutual Select Diversified Value Fund, Class I	2,989,442	1,396,471	(1,148,688)	(84,914)	(265,385)	2,886,926	251,474		56,910	358,969

MassMutual Select Equity Opportunities Fund, Class I	2,155,513	729,531	(822,808)	40,119	(21,650)	2,080,705	113,514		32,100	163,431

MassMutual Select Fundamental Growth Fund, Class I	1,663,064	842,092	(730,295)	(166,159)	(68,078)	1,540,624	191,859		8,742	296,636

MassMutual Select Fundamental Value Fund, Class I	2,709,604	1,469,541	(1,278,992)	(67,660)	(229,339)	2,603,154	251,999		52,288	262,611

MassMutual Select Growth Opportunities Fund, Class I	1,113,904	615,265	(516,192)	(119,413)	(86,621)	1,006,943	98,623		-	231,074

MassMutual Select Mid Cap Growth Fund, Class I	1,799,407	686,633	(886,990)	(62,983)	(42,531)	1,493,536	63,990		758	157,618

MassMutual Select Mid-Cap Value Fund, Class I	1,764,407	780,137	(781,351)	(27,677)	(204,165)	1,531,351	123,297		23,067	216,408

MassMutual Select Overseas Fund, Class I	6,815,653	2,289,631	(4,661,950)	(380,291)	(386,645)	3,676,398	440,287		91,337	467,567

MassMutual Select Small Cap Growth Equity Fund, Class I	869,095	434,505	(563,801)	(104,119)	(99,538)	536,142	35,042		-	141,745

MassMutual Select Small Cap Value Equity Fund, Class I	1,194,747	951,464	(551,219)	(149,335)	(344,755)	1,100,902	98,559		4,571	354,783

MassMutual Select Strategic Bond Fund, Class I	23,145,652	12,137,478	(7,608,291)	2,471,098	145,399	30,291,336	2,741,297		676,445	-

MassMutual Select Total Return Bond Fund, Class I	23,148,301	14,281,486	(7,113,160)	2,383,718	(140,332)	32,560,013	3,161,166		741,352	-

MM Select Equity Asset Fund, Class I	13,637,476	10,416,878	(7,134,114)	(1,070,479)	(2,938,635)	12,911,126	1,634,320		554,508	3,942,543

	$175,709,927	$85,394,450	$(69,884,732)	$5,774,144	$(5,669,533)	$191,324,256			$5,567,974	$6,930,548

MM RetireSMART Moderate Fund

Barings Global Floating Rate Fund, Class Y*	$1,531,767	$1,235,686	$(1,049,242)	$(8,342)	$(39,545)	$1,670,324	179,992		$61,107	$6,213

Invesco Oppenheimer International Bond Fund, Class R6	6,238,129	2,686,214	(2,973,228)	147,397	(209,646)	5,888,866	1,090,531	#	372,953	-

Invesco Oppenheimer Real Estate Fund, Class R6	7,658,086	588,770	(6,155,149)	176,182	97,108	2,364,997	84,494	#	106,361	186,320

MassMutual Premier Core Bond Fund, Class I	21,748,711	9,317,380	(10,954,182)	1,609,152	(152,379)	21,568,682	1,903,679		684,972	-

MassMutual Premier High Yield Fund, Class I	3,573,132	2,032,641	(2,985,827)	73,072	(216,607)	2,476,411	268,883		188,077	-

MassMutual Premier Inflation-Protected and Income Fund, Class I	7,153,119	1,251,311	(3,648,829)	231,482	(98,250)	4,888,833	461,646		209,482	-

MassMutual Premier International Equity Fund, Class I	8,779,910	1,581,916	(3,548,788)	(417,193)	(338,552)	6,057,293	504,354		80,752	309,132

MassMutual Premier Short-Duration Bond Fund, Class I	16,983,023	4,980,439	(5,618,208)	127,871	(104,086)	16,369,039	1,587,686		598,745	-

MassMutual Premier Strategic Emerging Markets Fund, Class I	7,539,981	1,716,383	(5,516,859)	(700,681)	802,113	3,840,937	294,776		49,227	-

MassMutual Select Blue Chip Growth Fund, Class I	8,769,235	3,774,386	(3,194,159)	(919,848)	817,248	9,246,862	406,813		42,965	495,334

MassMutual Select Diversified Value Fund, Class I	8,605,501	3,792,063	(1,838,433)	(853,590)	(233,449)	9,472,092	825,095		181,406	1,144,262

116

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19		Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions
MM RetireSMART Moderate Fund (Continued)

MassMutual Select Equity Opportunities Fund, Class I	$6,224,165	$1,887,267	$(1,382,630)	$142,430	$(24,770)	$6,846,462		373,511	$102,018	$519,399

MassMutual Select Fundamental Growth Fund, Class I	4,794,428	2,284,114	(1,309,068)	(702,608)	17,246	5,084,112		633,140	27,777	942,443

MassMutual Select Fundamental Value Fund, Class I	7,792,767	4,191,468	(2,448,631)	(374,563)	(552,727)	8,608,314		833,331	166,252	834,992

MassMutual Select Growth Opportunities Fund, Class I	3,213,341	1,758,860	(993,735)	(598,101)	(26,281)	3,354,084		328,510	-	732,213

MassMutual Select Mid Cap Growth Fund, Class I	4,883,073	1,959,254	(1,744,829)	(192,515)	121,339	5,026,322		215,352	1,954	406,481

MassMutual Select Mid-Cap Value Fund, Class I	4,789,585	2,360,336	(1,567,020)	(149,935)	(279,322)	5,153,644		414,947	59,753	560,597

MassMutual Select Overseas Fund, Class I	17,537,793	6,153,262	(9,272,118)	(2,155,339)	116,893	12,380,491		1,482,694	278,772	1,427,071

MassMutual Select Small Cap Growth Equity Fund, Class I	2,367,223	1,197,570	(1,014,675)	(526,405)	87,225	2,110,938		137,970	-	365,201

MassMutual Select Small Cap Value Equity Fund, Class I	3,251,140	3,236,706	(917,418)	(788,412)	(412,078)	4,369,938		391,221	11,765	912,979

MassMutual Select Strategic Bond Fund, Class I	16,141,427	7,057,075	(8,239,784)	1,399,830	145,712	16,504,260		1,493,598	420,379	-

MassMutual Select Total Return Bond Fund, Class I	16,144,511	8,744,452	(8,474,426)	1,416,652	(86,386)	17,744,803		1,722,796	460,751	-

MM Select Equity Asset Fund, Class I	39,215,200	29,750,135	(13,556,943)	(8,099,547)	(4,415,923)	42,892,922		5,429,484	1,763,903	12,541,339

	$224,935,247	$103,537,688	$(98,404,181)	$(11,163,011)	$(4,985,117)	$213,920,626			$5,869,371	$21,383,976

MM RetireSMART Moderate Growth Fund

Barings Global Floating Rate Fund, Class Y*	$602,643	$1,136,811	$(398,705)	$(12,750)	$(5,989)	$1,322,010		142,458	$34,032	$2,425

Invesco Oppenheimer International Bond Fund, Class R6	2,481,076	1,998,649	(946,149)	19,421	(56,569)	3,496,428	#	647,487	170,521	-

Invesco Oppenheimer Real Estate Fund, Class R6	9,032,750	991,249	(7,628,686)	212,916	111,920	2,720,149	#	97,183	125,295	219,697

MassMutual Premier Core Bond Fund, Class I	7,942,267	6,055,415	(4,543,347)	650,931	42,989	10,148,255		895,698	249,887	-

MassMutual Premier High Yield Fund, Class I	1,403,168	1,820,935	(1,226,086)	47,589	(81,350)	1,964,256		213,274	73,999	-

MassMutual Premier Inflation-Protected and Income Fund, Class I	2,642,311	952,696	(1,193,547)	108,410	(22,848)	2,487,022		234,846	77,291	-

MassMutual Premier International Equity Fund, Class I	10,007,630	1,827,190	(4,064,598)	(554,069)	(267,570)	6,948,583		578,566	92,505	354,123

MassMutual Premier Short-Duration Bond Fund, Class I	6,207,939	4,269,725	(2,351,254)	75,107	(17,029)	8,184,488		793,840	219,235	-

MassMutual Premier Strategic Emerging Markets Fund, Class I	8,873,578	1,937,427	(5,667,456)	(652,652)	763,108	5,254,005		403,224	58,063	-

MassMutual Select Blue Chip Growth Fund, Class I	10,594,553	4,062,256	(4,156,437)	(1,339,030)	1,108,849	10,270,191		451,834	51,832	597,550

MassMutual Select Diversified Value Fund, Class I	10,381,093	4,089,258	(2,523,293)	(757,329)	(635,860)	10,553,869		919,327	218,960	1,381,141

MassMutual Select Equity Opportunities Fund, Class I	7,586,300	1,918,828	(1,926,954)	441,998	(392,540)	7,627,632		416,128	122,809	625,250

MassMutual Select Fundamental Growth Fund, Class I	5,809,729	2,545,788	(1,806,372)	(858,377)	(44,165)	5,646,603		703,188	33,487	1,136,216

MassMutual Select Fundamental Value Fund, Class I	9,394,323	4,269,530	(2,961,281)	(482,685)	(688,701)	9,531,186		922,670	200,607	1,007,542

117

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19		Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions
MM RetireSMART Moderate Growth Fund (Continued)

MassMutual Select Growth Opportunities Fund, Class I	$3,898,342	$1,955,459	$(1,313,608)	$(634,820)	$(162,585)	$3,742,788		366,581	$-	$884,485

MassMutual Select Mid Cap Growth Fund, Class I	5,766,381	2,188,104	(2,064,380)	(234,737)	148,681	5,804,049		248,674	2,306	479,584

MassMutual Select Mid-Cap Value Fund, Class I	5,633,699	2,691,497	(1,866,373)	(199,629)	(306,234)	5,952,960		479,304	70,350	660,014

MassMutual Select Overseas Fund, Class I	19,959,920	6,222,981	(9,766,173)	(2,508,488)	234,926	14,143,166		1,693,792	319,154	1,633,785

MassMutual Select Small Cap Growth Equity Fund, Class I	2,785,501	1,967,440	(1,532,818)	(501,892)	87,100	2,805,331		183,355	-	432,612

MassMutual Select Small Cap Value Equity Fund, Class I	3,834,119	4,829,227	(1,544,966)	(634,936)	(716,787)	5,766,657		516,263	13,897	1,078,497

MassMutual Select Strategic Bond Fund, Class I	5,902,807	4,711,054	(3,573,872)	661,954	46,902	7,748,845		701,253	153,851	-

MassMutual Select Total Return Bond Fund, Class I	5,903,550	5,573,522	(3,743,443)	613,112	3,520	8,350,261		810,705	168,629	-

MM Select Equity Asset Fund, Class I	47,395,370	32,682,886	(16,825,593)	(10,098,523)	(5,531,421)	47,622,719		6,028,192	2,129,646	15,141,761

	$194,039,049	$100,697,927	$(83,625,391)	$(16,638,479)	$(6,381,653)	$188,091,453			$4,586,356	$25,634,682

MM RetireSMART Growth Fund

Barings Global Floating Rate Fund, Class Y*	$37,808	$549,551	$(7,696)	$(573)	$62	$579,152		62,409	$9,739	$149

Invesco Oppenheimer International Bond Fund, Class R6	152,560	645,640	(70,290)	(627)	(6,019)	721,264	#	133,567	18,360	-

Invesco Oppenheimer Real Estate Fund, Class R6	5,200,871	747,938	(4,406,751)	140,596	52,874	1,735,528	#	62,005	72,825	122,258

MassMutual Premier Core Bond Fund, Class I	478,300	1,020,536	(727,368)	39,219	16,642	827,329		73,021	14,971	-

MassMutual Premier High Yield Fund, Class I	87,903	916,539	(147,263)	14,680	(1,104)	870,755		94,545	4,472	-

MassMutual Premier Inflation-Protected and Income Fund, Class I	352,741	198,847	(200,425)	12,957	(4,694)	359,426		33,940	9,939	-

MassMutual Premier International Equity Fund, Class I	5,766,747	1,139,465	(1,968,462)	(252,614)	(213,685)	4,471,451		372,311	51,063	195,475

MassMutual Premier Short-Duration Bond Fund, Class I	381,217	881,024	(213,228)	16,992	(3,109)	1,062,896		103,094	13,024	-

MassMutual Premier Strategic Emerging Markets Fund, Class I	5,131,159	1,388,830	(3,201,377)	(304,655)	343,535	3,357,492		257,674	32,494	-

MassMutual Select Blue Chip Growth Fund, Class I	6,127,091	2,580,174	(2,053,673)	(662,310)	526,796	6,518,078		286,761	29,161	336,192

MassMutual Select Diversified Value Fund, Class I	5,975,217	2,552,404	(1,033,905)	(480,076)	(281,409)	6,732,231		586,431	122,156	770,529

MassMutual Select Equity Opportunities Fund, Class I	4,370,544	1,148,110	(719,971)	180,026	(120,606)	4,858,103		265,036	68,528	348,894

MassMutual Select Fundamental Growth Fund, Class I	3,353,819	1,518,327	(766,561)	(481,854)	(12,347)	3,611,384		449,736	18,642	632,516

MassMutual Select Fundamental Value Fund, Class I	5,432,604	2,719,159	(1,440,862)	(307,436)	(345,858)	6,057,607		586,409	112,921	567,140

MassMutual Select Growth Opportunities Fund, Class I	2,246,372	1,185,826	(593,487)	(394,158)	(56,471)	2,388,082		233,896	-	492,592

MassMutual Select Mid Cap Growth Fund, Class I	3,326,592	1,308,743	(879,465)	(101,338)	56,871	3,711,403		159,015	1,284	267,050

MassMutual Select Mid-Cap Value Fund, Class I	3,263,696	1,625,106	(813,722)	(129,433)	(140,031)	3,805,616		306,410	39,164	367,433

118

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions
MM RetireSMART Growth Fund (Continued)

MassMutual Select Overseas Fund, Class I	$11,536,896	$3,894,741	$(5,106,687)	$(1,359,243)	$78,266	$9,043,973	1,083,110	$178,740	$914,991

MassMutual Select Small Cap Growth Equity Fund, Class I	1,607,627	1,284,878	(887,209)	(233,466)	9,667	1,781,497	116,438	-	240,406

MassMutual Select Small Cap Value Equity Fund, Class I	2,208,162	3,122,067	(912,699)	(266,089)	(481,482)	3,669,959	328,555	7,735	600,298

MassMutual Select Strategic Bond Fund, Class I	363,350	819,815	(605,878)	36,356	21,138	634,781	57,446	9,216	-

MassMutual Select Total Return Bond Fund, Class I	363,425	885,929	(616,646)	24,549	24,062	681,319	66,147	10,101	-

MM Select Equity Asset Fund, Class I	27,399,410	19,891,179	(8,336,089)	(5,556,430)	(3,199,182)	30,198,888	3,822,644	1,198,651	8,522,388

	$95,164,111	$52,024,828	$(35,709,714)	$(10,064,927)	$(3,736,084)	$97,678,214		$2,023,186	$14,378,311

MM RetireSMART by JPMorgan In Retirement Fund**

Barings Global Floating Rate Fund, Class Y*	$4,576,898	$821,911	$(264,445)	$(31,428)	$(7,697)	$5,095,239	549,056	$205,576	$8,723

MassMutual Premier Core Bond Fund, Class I	37,798,125	13,405,137	(9,983,820)	3,209,900	1,341	44,430,683	3,921,508	508,341	-

MassMutual Premier High Yield Fund, Class I	14,020,912	6,279,507	(5,631,581)	830,673	(112,005)	15,387,506	1,670,739	308,031	-

MassMutual Premier Inflation-Protected and Income Fund, Class I	14,855,205	3,886,266	(4,090,087)	915,366	(119,285)	15,447,465	1,458,684	220,055	-

MassMutual Premier International Equity Fund, Class I	3,275,279	1,401,111	(1,722,719)	208,825	(196,801)	2,965,695	246,935	16,081	61,559

MassMutual Premier Strategic Emerging Markets Fund, Class I	2,274,910	1,094,070	(1,420,666)	(37,203)	84,621	1,995,732	153,164	6,561	-

MassMutual Select Blue Chip Growth Fund, Class I	3,227,830	1,301,395	(1,319,955)	150,685	(2,106)	3,357,849	147,728	6,887	79,396

MassMutual Select Diversified Value Fund, Class I	3,219,083	1,368,074	(1,177,043)	292,291	(307,740)	3,394,665	295,703	30,325	191,285

MassMutual Select Equity Opportunities Fund, Class I	2,342,863	756,281	(811,226)	299,255	(95,543)	2,491,630	135,932	16,549	84,253

MassMutual Select Fundamental Growth Fund, Class I	1,760,371	721,244	(637,753)	62,004	(48,879)	1,856,987	231,256	4,567	154,931

MassMutual Select Fundamental Value Fund, Class I	2,928,499	1,272,696	(1,091,817)	180,309	(211,487)	3,078,200	297,986	27,596	138,599

MassMutual Select Growth Opportunities Fund, Class I	1,175,254	542,477	(449,508)	18,830	(66,046)	1,221,007	119,589	-	117,281

MassMutual Select Mid Cap Growth Fund, Class I	1,340,377	479,619	(512,133)	64,191	25,783	1,397,837	59,890	253	52,591

MassMutual Select Mid-Cap Value Fund, Class I	1,334,534	558,555	(517,208)	149,395	(117,703)	1,407,573	113,331	7,832	73,478

MassMutual Select Overseas Fund, Class I	6,522,294	3,444,502	(2,954,756)	192,417	(256,571)	6,947,886	832,082	55,196	282,560

MassMutual Select Small Cap Growth Equity Fund, Class I	840,531	303,710	(775,552)	52,726	(84,695)	336,720	22,008	-	57,643

MassMutual Select Small Cap Value Equity Fund, Class I	1,107,548	518,884	(978,099)	148,913	(342,414)	454,832	40,719	1,819	141,196

MassMutual Select Strategic Bond Fund, Class I	12,753,831	4,482,881	(3,597,532)	1,262,472	51,743	14,953,395	1,353,248	142,281	-

MassMutual Select Total Return Bond Fund, Class I	12,750,999	4,720,272	(3,623,455)	1,115,040	(10,505)	14,952,351	1,451,685	155,237	-

MM Select Equity Asset Fund, Class I	14,656,131	7,701,188	(5,690,476)	1,380,260	(2,597,755)	15,449,348	1,955,614	291,102	2,069,729

	$142,761,474	$55,059,780	$(47,249,831)	$10,464,921	$(4,413,744)	$156,622,600		$2,004,289	$3,513,224

119

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2020 Fund

Barings Global Floating Rate Fund, Class Y*	$6,695,711	$2,061,372	$(1,073,622)	$(160,745)	$(15,449)	$7,507,267	808,973	$360,599	$27,730

MassMutual Premier Core Bond Fund, Class I	75,372,544	31,262,706	(28,949,079)	5,432,500	(295,085)	82,823,586	7,310,113	2,372,760	-

MassMutual Premier High Yield Fund, Class I	30,040,310	10,750,264	(13,435,973)	416,727	(296,753)	27,474,575	2,983,124	1,367,805	-

MassMutual Premier Inflation-Protected and Income Fund, Class I	23,664,617	3,913,767	(5,773,541)	949,257	(212,125)	22,541,975	2,128,609	681,302	-

MassMutual Premier International Equity Fund, Class I	10,841,798	2,889,883	(6,231,122)	(572,550)	(415,563)	6,512,446	542,252	102,283	391,553

MassMutual Premier Strategic Emerging Markets Fund, Class I	8,402,804	1,810,149	(5,065,127)	(542,880)	454,609	5,059,555	388,300	44,989	-

MassMutual Select Blue Chip Growth Fund, Class I	9,938,151	3,173,763	(5,038,500)	(1,440,932)	1,017,679	7,650,161	336,567	41,977	483,940

MassMutual Select Diversified Value Fund, Class I	9,952,418	3,096,432	(3,944,612)	(472,017)	(893,059)	7,739,162	674,143	186,046	1,173,529

MassMutual Select Equity Opportunities Fund, Class I	7,239,254	1,438,338	(2,858,098)	267,632	(419,799)	5,667,327	309,183	101,605	517,299

MassMutual Select Fundamental Growth Fund, Class I	5,429,336	1,894,822	(2,151,665)	(922,180)	(17,268)	4,233,045	527,154	28,084	952,872

MassMutual Select Fundamental Value Fund, Class I	9,046,161	3,195,440	(4,084,098)	(227,260)	(916,958)	7,013,285	678,924	168,391	845,737

MassMutual Select Growth Opportunities Fund, Class I	3,608,232	1,568,328	(1,639,743)	(651,194)	(102,561)	2,783,062	272,582	-	718,081

MassMutual Select Mid Cap Growth Fund, Class I	4,021,309	1,155,267	(1,806,165)	(326,118)	161,029	3,205,322	137,332	1,553	322,962

MassMutual Select Mid-Cap Value Fund, Class I	4,025,641	1,437,686	(1,787,208)	(67,497)	(381,018)	3,227,604	259,871	48,310	453,242

MassMutual Select Overseas Fund, Class I	21,676,991	9,536,301	(11,573,587)	(3,178,950)	501,025	16,961,780	2,031,351	348,910	1,786,117

MassMutual Select Small Cap Growth Equity Fund, Class I	2,928,831	962,086	(2,415,027)	(434,549)	(96,009)	945,332	61,786	-	354,715

MassMutual Select Small Cap Value Equity Fund, Class I	3,856,852	1,730,519	(3,031,156)	(113,703)	(1,170,239)	1,272,273	113,901	11,184	867,900

MassMutual Select Strategic Bond Fund, Class I	24,613,339	11,093,830	(10,231,194)	2,387,879	11,046	27,874,900	2,522,615	663,319	-

MassMutual Select Total Return Bond Fund, Class I	24,637,897	11,586,087	(10,260,676)	2,075,194	(165,584)	27,872,918	2,706,109	723,708	-

MM Select Equity Asset Fund, Class I	45,342,602	25,333,368	(21,319,240)	(6,006,380)	(8,162,088)	35,188,262	4,454,210	1,775,787	12,625,829

	$331,334,798	$129,890,408	$(142,669,433)	$(3,587,766)	$(11,414,170)	$303,553,837		$9,028,612	$21,521,506

MM RetireSMART by JPMorgan 2025 Fund

Barings Global Floating Rate Fund, Class Y*	$1,137,446	$800,766	$(185,969)	$(36,579)	$8,321	$1,723,985	185,774	$75,997	$4,764

MassMutual Premier Core Bond Fund, Class I	45,886,542	23,155,972	(19,049,721)	3,353,739	(66,066)	53,280,466	4,702,601	1,469,677	-

MassMutual Premier High Yield Fund, Class I	18,132,036	7,740,677	(9,640,869)	235,991	(185,059)	16,282,776	1,767,945	813,787	-

MassMutual Premier Inflation-Protected and Income Fund, Class I	3,974,791	2,412,979	(1,429,847)	220,762	(6,325)	5,172,360	488,419	115,117	-

MassMutual Premier International Equity Fund, Class I	9,501,569	2,964,085	(4,899,783)	(464,050)	(311,411)	6,790,410	565,396	91,430	350,008

120

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2025 Fund (Continued)

MassMutual Premier Strategic Emerging Markets Fund, Class I	$7,499,744	$1,996,348	$(3,809,079)	$(450,981)	$460,331	$5,696,363	437,173	$42,769	$-

MassMutual Select Blue Chip Growth Fund, Class I	8,497,874	3,206,010	(3,874,514)	(1,279,581)	1,006,922	7,556,711	332,455	36,585	421,775

MassMutual Select Diversified Value Fund, Class I	8,500,930	3,054,674	(2,835,316)	(455,404)	(652,443)	7,612,441	663,105	161,636	1,019,558

MassMutual Select Equity Opportunities Fund, Class I	6,162,777	1,484,367	(2,020,753)	173,638	(212,680)	5,587,349	304,820	88,232	449,212

MassMutual Select Fundamental Growth Fund, Class I	4,637,452	1,784,927	(1,513,100)	(762,159)	16,543	4,163,663	518,513	24,373	826,970

MassMutual Select Fundamental Value Fund, Class I	7,724,650	3,300,766	(3,169,509)	(287,057)	(641,054)	6,927,796	670,648	146,746	737,023

MassMutual Select Growth Opportunities Fund, Class I	3,082,218	1,469,352	(1,193,864)	(579,391)	(40,884)	2,737,431	268,113	-	625,226

MassMutual Select Mid Cap Growth Fund, Class I	3,488,254	1,118,739	(1,316,823)	(244,735)	144,952	3,190,387	136,692	1,365	283,813

MassMutual Select Mid-Cap Value Fund, Class I	3,491,358	1,373,888	(1,301,830)	(113,221)	(237,211)	3,212,984	258,694	42,265	396,524

MassMutual Select Overseas Fund, Class I	19,630,356	9,980,457	(9,716,195)	(2,579,334)	328,759	17,644,043	2,113,059	315,019	1,612,622

MassMutual Select Small Cap Growth Equity Fund, Class I	2,427,722	899,020	(1,731,002)	(453,871)	29,369	1,171,238	76,552	-	310,611

MassMutual Select Small Cap Value Equity Fund, Class I	3,191,468	1,538,055	(2,080,785)	(99,315)	(979,477)	1,569,946	140,550	9,831	762,928

MassMutual Select Strategic Bond Fund, Class I	14,952,756	8,138,683	(6,668,315)	1,512,147	16,414	17,951,685	1,624,587	410,306	-

MassMutual Select Total Return Bond Fund, Class I	14,967,603	8,452,092	(6,689,613)	1,308,804	(88,401)	17,950,485	1,742,765	447,657	-

MM Select Equity Asset Fund, Class I	38,717,965	24,030,890	(16,139,805)	(6,016,415)	(5,860,488)	34,732,147	4,396,474	1,547,028	10,999,353

	$225,605,511	$108,902,747	$(99,266,692)	$(7,017,012)	$(7,269,888)	$220,954,666		$5,839,820	$18,800,387

MM RetireSMART by JPMorgan 2030 Fund

MassMutual Premier Core Bond Fund, Class I	$65,615,371	$28,798,720	$(24,322,700)	$4,655,850	$(17,481)	$74,729,760	6,595,742	$2,102,645	$-

MassMutual Premier High Yield Fund, Class I	27,482,386	10,366,033	(15,232,092)	262,075	(236,473)	22,641,929	2,458,407	1,177,924	-

MassMutual Premier International Equity Fund, Class I	20,312,911	4,748,487	(7,933,344)	(1,394,442)	(146,456)	15,587,156	1,297,848	195,581	748,709

MassMutual Premier Strategic Emerging Markets Fund, Class I	16,183,924	3,112,282	(5,958,525)	(704,586)	814,187	13,447,282	1,032,025	94,038	-

MassMutual Select Blue Chip Growth Fund, Class I	17,911,626	5,502,116	(6,220,870)	(2,168,279)	1,704,572	16,729,165	735,995	77,138	889,299

MassMutual Select Diversified Value Fund, Class I	17,937,389	5,225,482	(4,042,949)	(1,342,325)	(909,754)	16,867,843	1,469,324	340,194	2,145,856

MassMutual Select Equity Opportunities Fund, Class I	12,965,395	2,331,755	(2,946,378)	293,430	(264,306)	12,379,896	675,390	185,933	946,631

MassMutual Select Fundamental Growth Fund, Class I	9,797,378	3,026,991	(2,118,458)	(1,572,922)	92,943	9,225,932	1,148,933	51,246	1,738,753

MassMutual Select Fundamental Value Fund, Class I	16,301,984	5,865,251	(4,932,510)	(1,134,108)	(763,493)	15,337,124	1,484,717	309,370	1,553,798

MassMutual Select Growth Opportunities Fund, Class I	6,511,508	2,596,496	(1,778,932)	(1,251,412)	(11,852)	6,065,808	594,105	-	1,317,530

MassMutual Select Mid Cap Growth Fund, Class I	7,424,354	1,708,576	(1,866,117)	(410,489)	254,720	7,111,044	304,672	2,875	598,112

MassMutual Select Mid-Cap Value Fund, Class I	7,420,412	2,351,951	(1,913,539)	(590,523)	(106,851)	7,161,450	576,606	89,069	835,629

121

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2030 Fund (Continued)

MassMutual Select Overseas Fund, Class I	$45,584,682	$20,118,728	$(17,793,875)	$(5,890,976)	$778,837	$42,797,396	5,125,437	$739,324	$3,784,694

MassMutual Select Small Cap Growth Equity Fund, Class I	5,039,432	1,342,362	(2,678,350)	(1,069,083)	221,013	2,855,374	186,626	-	656,450

MassMutual Select Small Cap Value Equity Fund, Class I	6,617,977	2,924,621	(3,470,511)	(791,013)	(1,439,375)	3,841,699	343,930	20,749	1,610,222

MassMutual Select Strategic Bond Fund, Class I	21,162,917	10,655,770	(8,803,192)	2,143,290	15,642	25,174,427	2,278,229	587,789	-

MassMutual Select Total Return Bond Fund, Class I	21,184,077	11,097,942	(8,835,612)	1,782,576	(56,184)	25,172,799	2,443,961	641,294	-

MM Select Equity Asset Fund, Class I	81,711,049	44,984,477	(25,256,957)	(17,668,290)	(6,881,916)	76,888,363	9,732,704	3,262,405	23,195,673

	$407,164,772	$166,758,040	$(146,104,911)	$(26,851,227)	$(6,952,227)	$394,014,447		$9,877,574	$40,021,356

MM RetireSMART by JPMorgan 2035 Fund

MassMutual Premier Core Bond Fund, Class I	$19,013,397	$11,770,097	$(10,466,108)	$1,343,424	$(26,012)	$21,634,798	1,909,514	$665,782	$-

MassMutual Premier High Yield Fund, Class I	13,402,583	4,778,917	(8,760,627)	106,172	(262,705)	9,264,340	1,005,900	467,494	-

MassMutual Premier International Equity Fund, Class I	9,871,543	2,918,661	(4,500,492)	(568,614)	(227,133)	7,493,965	623,977	92,168	352,829

MassMutual Premier Strategic Emerging Markets Fund, Class I	7,541,493	3,063,420	(4,464,451)	(529,156)	511,244	6,122,550	469,881	38,459	-

MassMutual Select Blue Chip Growth Fund, Class I	9,264,411	3,016,091	(3,476,858)	(1,218,806)	963,051	8,547,889	376,062	39,042	450,111

MassMutual Select Diversified Value Fund, Class I	9,259,025	2,901,847	(2,381,634)	(643,853)	(520,599)	8,614,786	750,417	172,693	1,089,301

MassMutual Select Equity Opportunities Fund, Class I	6,704,380	1,459,490	(1,852,524)	244,950	(239,025)	6,317,271	344,641	94,353	480,378

MassMutual Select Fundamental Growth Fund, Class I	5,061,106	1,725,621	(1,307,426)	(831,073)	64,506	4,712,734	586,891	25,979	881,461

MassMutual Select Fundamental Value Fund, Class I	8,432,715	3,254,651	(2,871,643)	(515,000)	(465,751)	7,834,972	758,468	156,621	786,619

MassMutual Select Growth Opportunities Fund, Class I	3,363,758	1,404,054	(1,028,305)	(641,913)	(9,664)	3,087,930	302,442	-	667,207

MassMutual Select Mid Cap Growth Fund, Class I	3,697,728	966,998	(1,024,217)	(220,618)	139,899	3,559,790	152,519	1,434	298,328

MassMutual Select Mid-Cap Value Fund, Class I	3,695,451	1,298,895	(1,057,279)	(231,883)	(119,657)	3,585,527	288,690	44,426	416,793

MassMutual Select Overseas Fund, Class I	23,101,048	11,762,076	(10,524,544)	(2,731,404)	89,375	21,696,551	2,598,389	358,918	1,837,342

MassMutual Select Small Cap Growth Equity Fund, Class I	2,810,653	867,700	(1,860,398)	(494,222)	22,701	1,346,434	88,002	-	327,917

MassMutual Select Small Cap Value Equity Fund, Class I	3,695,080	1,613,992	(2,342,446)	(245,993)	(919,168)	1,801,465	161,277	10,351	803,278

MassMutual Select Strategic Bond Fund, Class I	5,520,901	5,589,633	(4,464,011)	584,329	41,694	7,272,546	658,149	184,398	-

MassMutual Select Total Return Bond Fund, Class I	5,526,382	5,701,754	(4,450,115)	496,726	(2,666)	7,272,081	706,027	201,182	-

MM Select Equity Asset Fund, Class I	42,255,620	23,552,397	(13,961,544)	(8,860,107)	(3,663,787)	39,322,579	4,977,542	1,651,273	11,740,532

	$182,217,274	$87,646,294	$(80,794,622)	$(14,957,041)	$(4,623,697)	$169,488,208		$4,204,573	$20,132,096

122

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2040 Fund

MassMutual Premier Core Bond Fund, Class I	$15,563,025	$12,117,510	$(9,822,540)	$1,173,175	$(59,633)	$18,971,537	1,674,452	$594,356	$-

MassMutual Premier High Yield Fund, Class I	18,004,679	6,823,732	(12,865,131)	167,876	(440,230)	11,690,926	1,269,373	610,518	-

MassMutual Premier International Equity Fund, Class I	15,234,557	4,445,581	(5,844,995)	(1,041,356)	(68,906)	12,724,881	1,059,524	142,751	546,471

MassMutual Premier Strategic Emerging Markets Fund, Class I	11,714,211	4,771,658	(5,740,427)	(682,290)	712,942	10,776,094	827,022	61,385	-

MassMutual Select Blue Chip Growth Fund, Class I	14,091,327	4,666,169	(4,082,497)	(1,449,771)	1,174,876	14,400,104	633,529	59,482	685,747

MassMutual Select Diversified Value Fund, Class I	14,125,950	4,365,292	(2,307,920)	(1,212,841)	(460,347)	14,510,134	1,263,949	262,556	1,656,129

MassMutual Select Equity Opportunities Fund, Class I	10,208,710	2,479,162	(2,170,156)	256,233	(126,700)	10,647,249	580,865	143,387	730,020

MassMutual Select Fundamental Growth Fund, Class I	7,705,827	2,711,528	(1,387,370)	(1,230,089)	139,197	7,939,093	988,679	39,635	1,344,809

MassMutual Select Fundamental Value Fund, Class I	12,808,912	5,078,694	(3,284,689)	(1,006,190)	(401,302)	13,195,425	1,277,389	238,570	1,198,208

MassMutual Select Growth Opportunities Fund, Class I	5,121,265	2,160,369	(1,117,220)	(997,189)	40,759	5,207,984	510,087	-	1,017,978

MassMutual Select Mid Cap Growth Fund , Class I	5,681,595	1,488,843	(1,053,444)	(230,148)	159,701	6,046,547	259,064	2,201	457,820

MassMutual Select Mid-Cap Value Fund, Class I	5,679,110	1,958,964	(1,057,189)	(412,833)	(78,203)	6,089,849	490,326	68,176	639,612

MassMutual Select Overseas Fund, Class I	36,729,726	18,856,421	(12,481,684)	(4,435,354)	550,340	39,219,449	4,696,940	577,079	2,954,142

MassMutual Select Small Cap Growth Equity Fund, Class I	4,226,676	1,349,944	(2,489,117)	(798,073)	115,769	2,405,199	157,203	-	500,322

MassMutual Select Small Cap Value Equity Fund, Class I	5,575,847	2,454,787	(3,053,084)	(658,147)	(1,095,165)	3,224,238	288,652	15,854	1,230,355

MassMutual Select Strategic Bond Fund, Class I	3,899,377	6,620,567	(4,665,452)	501,908	33,376	6,389,776	578,260	160,466	-

MassMutual Select Total Return Bond Fund, Class I	3,903,265	6,718,830	(4,651,726)	358,232	60,795	6,389,396	620,330	175,070	-

MM Select Equity Asset Fund, Class I	64,219,677	36,635,743	(16,085,973)	(15,147,236)	(3,345,944)	66,276,267	8,389,401	2,516,045	17,889,056

	$254,493,736	$125,703,794	$(94,160,614)	$(26,844,093)	$(3,088,675)	$256,104,148		$5,667,531	$30,850,669

MM RetireSMART by JPMorgan 2045 Fund

MassMutual Premier Core Bond Fund, Class I	$4,805,340	$4,491,427	$(4,911,396)	$283,033	$(43,073)	$4,625,331	408,237	$195,891	$-

MassMutual Premier High Yield Fund, Class I	7,635,664	2,920,142	(6,167,060)	81,595	(241,333)	4,229,008	459,176	253,876	-

MassMutual Premier International Equity Fund, Class I	6,810,150	2,259,944	(2,363,364)	(423,179)	(59,478)	6,224,073	518,241	63,319	242,393

MassMutual Premier Strategic Emerging Markets Fund, Class I	5,253,426	2,449,907	(2,765,408)	(337,826)	362,659	4,962,758	380,872	27,495	-

MassMutual Select Blue Chip Growth Fund, Class I	6,287,258	2,480,272	(2,170,914)	(748,950)	640,094	6,487,760	285,427	26,337	303,637

MassMutual Select Diversified Value Fund, Class I	6,288,788	2,278,086	(1,314,923)	(466,371)	(257,570)	6,528,010	568,642	115,935	731,287

MassMutual Select Equity Opportunities Fund, Class I	4,557,175	1,373,266	(1,217,258)	157,402	(80,269)	4,790,316	261,337	63,316	322,359

MassMutual Select Fundamental Growth Fund, Class I	3,430,621	1,410,724	(800,536)	(536,047)	66,953	3,571,715	444,796	17,502	593,833

MassMutual Select Fundamental Value Fund, Class I	5,715,106	2,595,071	(1,747,776)	(390,471)	(226,867)	5,945,063	575,514	105,642	530,581

123

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2045 Fund (Continued)

MassMutual Select Growth Opportunities Fund, Class I	$2,279,973	$1,073,288	$(578,333)	$(429,260)	$11,149	$2,356,817	230,834	$-	$450,562

MassMutual Select Mid Cap Growth Fund, Class I	2,539,247	822,851	(608,872)	(110,902)	88,612	2,730,936	117,007	974	202,632

MassMutual Select Mid-Cap Value Fund, Class I	2,516,880	1,019,214	(582,599)	(157,433)	(50,956)	2,745,106	221,023	30,106	282,449

MassMutual Select Overseas Fund, Class I	16,646,919	9,104,142	(6,298,259)	(1,930,539)	225,676	17,747,939	2,125,502	260,030	1,331,127

MassMutual Select Small Cap Growth Equity Fund, Class I	1,873,927	660,375	(1,119,468)	(400,937)	103,852	1,117,749	73,056	-	222,577

MassMutual Select Small Cap Value Equity Fund, Class I	2,458,466	1,167,261	(1,355,821)	(290,715)	(480,416)	1,498,775	134,179	7,017	544,540

MassMutual Select Strategic Bond Fund, Class I	1,022,710	2,356,649	(1,956,028)	107,818	19,497	1,550,646	140,330	52,035	-

MassMutual Select Total Return Bond Fund, Class I	1,023,725	2,366,122	(1,934,712)	64,440	30,976	1,550,551	150,539	56,771	-

MM Select Equity Asset Fund, Class I	28,653,283	17,991,363	(8,676,426)	(6,315,747)	(1,808,536)	29,843,937	3,777,714	1,113,502	7,916,990

	$109,798,658	$58,820,104	$(46,569,153)	$(11,844,089)	$(1,699,030)	$108,506,490		$2,389,748	$13,674,967

MM RetireSMART by JPMorgan 2050 Fund

MassMutual Premier Core Bond Fund, Class I	$6,259,585	$6,114,190	$(6,193,768)	$350,798	$(17,020)	$6,513,785	574,915	$258,916	$-

MassMutual Premier High Yield Fund, Class I	9,960,713	4,095,805	(7,913,846)	108,751	(302,976)	5,948,447	645,868	335,716	-

MassMutual Premier International Equity Fund, Class I	8,890,957	3,251,879	(2,750,869)	(605,438)	(2,877)	8,783,652	731,362	83,641	320,190

MassMutual Premier Strategic Emerging Markets Fund, Class I	6,858,264	3,453,277	(3,374,649)	(347,494)	390,441	6,979,839	535,675	36,407	-

MassMutual Select Blue Chip Growth Fund, Class I	8,192,827	3,425,739	(2,373,515)	(762,704)	654,544	9,136,891	401,975	34,782	400,998

MassMutual Select Diversified Value Fund, Class I	8,204,531	3,288,060	(1,366,818)	(696,950)	(226,856)	9,201,967	801,565	153,368	967,404

MassMutual Select Equity Opportunities Fund, Class I	5,940,236	2,034,419	(1,361,014)	247,883	(109,239)	6,752,285	368,373	83,759	426,441

MassMutual Select Fundamental Growth Fund, Class I	4,475,674	1,935,682	(782,949)	(645,933)	52,240	5,034,714	626,988	23,101	783,824

MassMutual Select Fundamental Value Fund, Class I	7,447,264	3,576,493	(1,869,438)	(527,200)	(254,521)	8,372,598	810,513	139,514	700,702

MassMutual Select Growth Opportunities Fund, Class I	2,974,515	1,488,311	(615,322)	(539,305)	445	3,308,644	324,059	-	594,730

MassMutual Select Mid Cap Growth Fund, Class I	3,312,745	1,148,505	(614,303)	(107,687)	95,213	3,834,473	164,288	1,286	267,466

MassMutual Select Mid-Cap Value Fund, Class I	3,308,634	1,422,396	(609,015)	(204,307)	(55,676)	3,862,032	310,953	39,829	373,669

MassMutual Select Overseas Fund, Class I	21,705,590	12,295,755	(6,801,831)	(2,406,280)	249,255	25,042,489	2,999,100	343,705	1,759,467

MassMutual Select Small Cap Growth Equity Fund, Class I	2,444,754	919,013	(1,411,284)	(465,839)	82,600	1,569,244	102,565	-	293,795

MassMutual Select Small Cap Value Equity Fund, Class I	3,212,712	1,608,179	(1,706,033)	(385,860)	(624,877)	2,104,121	188,373	9,262	718,781

MassMutual Select Strategic Bond Fund, Class I	1,332,214	3,190,417	(2,513,430)	132,997	41,538	2,183,736	197,623	68,699	-

MassMutual Select Total Return Bond Fund, Class I	1,333,535	3,207,977	(2,488,816)	87,919	42,997	2,183,612	212,001	74,951	-

MM Select Equity Asset Fund, Class I	37,337,520	24,506,579	(9,295,913)	(8,647,005)	(1,871,980)	42,029,201	5,320,152	1,470,524	10,455,409

	$143,192,270	$80,962,676	$(54,042,813)	$(15,413,654)	$(1,856,749)	$152,841,730		$3,157,460	$18,062,876

124

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2055 Fund

MassMutual Premier Core Bond Fund, Class I	$1,921,511	$2,067,251	$(2,095,056)	$103,680	$(1,313)	$1,996,073	176,176	$81,112	$-

MassMutual Premier High Yield Fund, Class I	3,047,903	1,413,666	(2,587,322)	41,417	(102,696)	1,812,968	196,848	104,948	-

MassMutual Premier International Equity Fund, Class I	2,718,508	1,358,409	(1,220,599)	(98,236)	(82,473)	2,675,609	222,782	26,184	100,236

MassMutual Premier Strategic Emerging Markets Fund, Class I	2,101,886	1,328,833	(1,313,950)	(62,064)	80,322	2,135,027	163,855	11,370	-

MassMutual Select Blue Chip Growth Fund, Class I	2,511,689	1,330,850	(1,009,296)	(287,126)	254,583	2,800,700	123,216	10,901	125,671

MassMutual Select Diversified Value Fund, Class I	2,510,293	1,283,532	(705,695)	(100,807)	(186,750)	2,800,573	243,952	47,928	302,319

MassMutual Select Equity Opportunities Fund, Class I	1,820,256	792,171	(598,109)	128,786	(88,165)	2,054,939	112,108	26,175	133,265

MassMutual Select Fundamental Growth Fund, Class I	1,372,126	750,875	(402,154)	(181,134)	(4,629)	1,535,084	191,169	7,251	246,020

MassMutual Select Fundamental Value Fund, Class I	2,283,125	1,358,779	(829,151)	(78,501)	(167,956)	2,566,296	248,431	43,721	219,588

MassMutual Select Growth Opportunities Fund, Class I	911,907	554,205	(289,603)	(136,211)	(31,372)	1,008,926	98,817	-	186,242

MassMutual Select Mid Cap Growth Fund, Class I	1,015,484	467,274	(308,154)	(37,135)	33,878	1,171,347	50,186	403	83,757

MassMutual Select Mid-Cap Value Fund, Class I	1,014,342	555,396	(310,975)	(23,365)	(57,859)	1,177,539	94,810	12,473	117,015

MassMutual Select Overseas Fund, Class I	6,651,936	4,702,104	(3,000,305)	(479,581)	(187,298)	7,686,856	920,582	107,715	551,407

MassMutual Select Small Cap Growth Equity Fund, Class I	749,501	337,595	(490,210)	(114,560)	(3,780)	478,546	31,278	-	92,201

MassMutual Select Small Cap Value Equity Fund, Class I	996,874	564,231	(604,500)	(52,738)	(262,201)	641,666	57,446	2,907	225,575

MassMutual Select Strategic Bond Fund, Class I	408,950	1,042,816	(836,463)	37,655	16,223	669,181	60,559	21,548	-

MassMutual Select Total Return Bond Fund, Class I	409,357	1,047,924	(828,455)	25,683	14,633	669,142	64,965	23,509	-

MM Select Equity Asset Fund, Class I	11,446,759	8,889,871	(4,151,086)	(1,491,002)	(1,812,427)	12,882,115	1,630,647	460,848	3,276,618

	$43,892,407	$29,845,782	$(21,581,083)	$(2,805,239)	$(2,589,280)	$46,762,587		$988,993	$5,659,914

MM RetireSMART by JPMorgan 2060 Fund

Barings Global Floating Rate Fund, Class Y*	$22	$-	$(22)	$-	$-	$-	-	$-	$-

MassMutual Premier Core Bond Fund, Class I	514,374	494,599	(531,779)	26,318	(2,653)	500,859	44,206	21,546	-

MassMutual Premier High Yield Fund, Class I	818,098	325,301	(668,613)	9,605	(29,633)	454,758	49,377	27,872	-

MassMutual Premier International Equity Fund, Class I	729,670	285,696	(284,833)	(33,403)	(27,505)	669,625	55,756	6,936	26,554

MassMutual Premier Strategic Emerging Markets Fund, Class I	562,862	285,270	(311,145)	(43,778)	41,040	534,249	41,001	3,020	-

MassMutual Select Blue Chip Growth Fund, Class I	673,109	306,531	(253,962)	(66,546)	43,131	702,263	30,896	2,889	33,308

MassMutual Select Diversified Value Fund, Class I	673,794	296,660	(180,072)	(30,539)	(57,701)	702,142	61,162	12,697	80,091

MassMutual Select Equity Opportunities Fund, Class I	487,342	181,041	(154,534)	30,173	(28,810)	515,212	28,108	6,934	35,305

MassMutual Select Fundamental Growth Fund, Class I	367,563	171,700	(97,567)	(53,668)	(3,867)	384,161	47,841	1,921	65,180

MassMutual Select Fundamental Value Fund, Class I	611,856	315,508	(209,280)	(16,289)	(58,304)	643,491	62,293	11,588	58,201

125

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2060 Fund (Continued)

MassMutual Select Growth Opportunities Fund, Class I	$244,279	$130,224	$(71,214)	$(41,055)	$(9,206)	$253,028	24,782	$-	$49,342

MassMutual Select Mid Cap Growth Fund , Class I	271,994	106,966	(77,475)	(14,083)	6,361	293,763	12,586	107	22,191

MassMutual Select Mid-Cap Value Fund, Class I	271,721	127,903	(77,052)	(14,500)	(12,805)	295,267	23,773	3,305	31,003

MassMutual Select Overseas Fund, Class I	1,782,113	1,076,862	(730,307)	(169,391)	(36,422)	1,922,855	230,282	28,543	146,113

MassMutual Select Small Cap Growth Equity Fund, Class I	200,777	79,405	(124,657)	(39,073)	3,503	119,955	7,840	-	24,375

MassMutual Select Small Cap Value Equity Fund, Class I	263,510	137,348	(152,732)	(23,372)	(63,847)	160,907	14,405	768	59,634

MassMutual Select Strategic Bond Fund, Class I	109,473	257,585	(212,040)	10,045	2,849	167,912	15,196	5,711	-

MassMutual Select Total Return Bond Fund, Class I	109,582	258,701	(209,977)	6,609	2,988	167,903	16,301	6,230	-

MM Select Equity Asset Fund, Class I	3,067,623	2,139,679	(1,040,670)	(513,384)	(423,041)	3,230,207	408,887	122,144	868,446

	$11,759,762	$6,976,979	$(5,387,931)	$(976,331)	$(653,922)	$11,718,557		$262,211	$1,499,743

#	Effective May 24, 2019, the fund is no longer advised by OFI Global Asset Management, Inc. and, therefore, the fund is no longer affiliated.
*	Fund advised by Barings LLC.
**

Each of the MassMutual RetireSMARTSM by JPMorgan 2010 Fund and the MassMutual RetireSMARTSM by JPMorgan 2015 Fund were reorganized into the MM RetireSMART by JPMorgan In Retirement Fund prior to the opening of business on January 28, 2019.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	Acquisition of MassMutual RetireSMART by JPMorgan 2010 Fund and MassMutual RetireSMART by JPMorgan 2015 Fund

Effective January 28, 2019, the MassMutual RetireSMARTSM by JPMorgan 2010 Fund (“MM RetireSMART by JPMorgan 2010 Fund”) and MassMutual RetireSMARTSM by JPMorgan 2015 Fund (“MM RetireSMART by JPMorgan 2015 Fund”) reorganized into the MM RetireSMART by JPMorgan In Retirement Fund. Under the terms of each Agreement and Plan of Reorganization, the MM RetireSMART by JPMorgan 2010 Fund’s and MM RetireSMART by JPMorgan 2015 Fund’s assets and liabilities were transferred to the MM RetireSMART by JPMorgan In Retirement Fund in return for shares of the MM RetireSMART by JPMorgan In Retirement Fund. The transactions were part of a restructuring designed to eliminate the offering of overlapping portfolios of funds with similar investment objectives and similar investment strategies.

The MM RetireSMART by JPMorgan 2010 Fund acquisition was accomplished by a tax-free exchange of 354,588 Class I shares, 404,318 Class R5 shares, 471,246 Service Class shares 645,002 Administrative Class shares, 842,400 Class A shares, 482,964 Class R4 shares, and 799,920 Class R3 shares of the MM RetireSMART by JPMorgan 2010 Fund, valued at $43,450,624 in total, for 354,241 Class I shares, 405,988 Class R5 shares, 476,052 Service Class shares, 648,103 Administrative Class shares, 850,025 Class A shares, 484,243 Class R4 shares, and 799,271 Class R3 shares of the MM RetireSMART by JPMorgan In Retirement Fund.

126

Notes to Financial Statements (Continued)

The MM RetireSMART by JPMorgan 2015 Fund acquisition was accomplished by a tax-free exchange of 841,367 Class I shares, 8,444 Class R5 shares, 338,644 Service Class shares, 1,069,475 Administrative Class shares, 685,860 Class A shares, 1,477,307 Class R4 shares, and 1,737,507 Class R3 shares of the MM RetireSMART by JPMorgan 2015 Fund, valued at $63,462,206 in total, for 804,148 Class I shares, 8,070 Class R5 shares, 323,395 Service Class shares, 1,016,008 Administrative Class shares, 655,127 Class A shares, 1,407,840 Class R4 shares, and 1,669,674 Class R3 shares of the MM RetireSMART by JPMorgan In Retirement Fund.

The investment portfolios of the MM RetireSMART by JPMorgan 2010 Fund and the MM RetireSMART by JPMorgan 2015 Fund, with a value of $43,578,326 and $63,578,428 in investments, respectively, and a cost basis of $46,393,707 and $67,636,093, respectively, at January 25, 2019, were the principal assets acquired by the MM RetireSMART by JPMorgan In Retirement Fund. For financial reporting purposes, assets received and shares issued by the MM RetireSMART by JPMorgan In Retirement Fund were recorded at fair value; however, the cost basis of the investments received from each of the MM RetireSMART by JPMorgan 2010 Fund and MM RetireSMART by JPMorgan 2015 Fund were carried forward to align ongoing reporting of the MM RetireSMART by JPMorgan In Retirement Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for federal income tax purposes. Immediately prior to the acquisition, the MM RetireSMART by JPMorgan In Retirement Fund’s net assets were $80,892,559.

Assuming the acquisitions had been completed on October 1, 2018, the beginning of the annual reporting period of the MM RetireSMART by JPMorgan In Retirement Fund, the MM RetireSMART by JPMorgan In Retirement Fund’s pro forma results of operations for the year ended September 30, 2019, would have been as follows:

Net investment income	$5,147,397	*
Net realized gain (loss) and change in unrealized appreciation (depreciation)	$5,693,262	**
Net increase (decrease) in net assets resulting from operations	$10,840,659

*	$2,249,155 as reported, plus $2,565,466 of the MM RetireSMART by JPMorgan 2010 Fund and MM RetireSMART by JPMorgan 2015 Fund pre-merger, plus $332,776 of pro-forma eliminated expenses.
**	$4,499,628 plus $1,193,634 of the MM RetireSMART by JPMorgan 2010 Fund and MM RetireSMART by JPMorgan 2015 Fund pre-merger.

Because the MM RetireSMART by JPMorgan 2010 Fund, MM RetireSMART by JPMorgan 2015 Fund, and MM RetireSMART by JPMorgan In Retirement Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed, it is also not practicable to separate the amounts of revenue and earnings of the MM RetireSMART by JPMorgan 2010 Fund and MM RetireSMART by JPMorgan 2015 Fund that have been included in the MM RetireSMART by JPMorgan In Retirement Fund’s Statement of Operations since January 28, 2019.

See Note 5, Capital Share Transactions, for the changes in shares outstanding for the MM RetireSMART by JPMorgan In Retirement Fund during the period.

127

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the MassMutual Select Funds and Shareholders of MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, and MassMutual RetireSMARTSM by JPMorgan 2060 Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2019; the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, and the results of their operations for the periods listed in the table below, the changes in their net assets for the periods listed in the table below, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the MassMutual Select Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, and MassMutual RetireSMARTSM by JPMorgan 2055 Fund	For the year ended September 30, 2019	For the years ended September 30, 2019 and 2018	For each of the four years in the period ended September 30, 2019, the period from January 1, 2015 through September 30, 2015, and the year ended December 31, 2014

MassMutual RetireSMARTSM by JPMorgan 2060 Fund	For the year ended September 30, 2019	For the years ended September 30, 2019 and 2018	For each of the three years in the period ended September 30, 2019, and for the period from November 23, 2015 (commencement of operations) through September 30, 2016

128

Report of Independent Registered Public Accounting Firm (Continued)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with transfer agents; when replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2019

We have served as the auditor of one or more MassMutual investment companies since 1995.

129

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 71	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	109	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 61	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 65	Trustee	Since 2012	Retired.	109	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 72	Chairperson Trustee	Since 2016 Since 2003	Retired.	109	Director (since 2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

130

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 68	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	109	Director (since 2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 67	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	111^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 57	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109	Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

131

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 74	Trustee	Since 2003	Retired.	111^	Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (since 2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 44	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting (since 2018), Head of Investment Consulting & Strategy (since 2017-2018), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109

Andrew M. Goldberg Age: 53	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (since 2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	109

Renee Hitchcock Age: 48	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (since 2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

132

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jill Nareau Robert Age: 47	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (since 2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	109

Douglas Steele Age: 44	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109

Philip S. Wellman Age: 55	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				109

Eric H. Wietsma Age: 53	President Vice President	Since 2008 2006- 2008	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (since 2010-2018), MassMutual; President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

133

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2019, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
MM RetireSMART Conservative Fund	12.64%
MM RetireSMART Moderate Fund	29.10%
MM RetireSMART Moderate Growth Fund	40.09%
MM RetireSMART Growth Fund	46.70%
MM RetireSMART by JPMorgan In Retirement Fund	18.20%
MM RetireSMART by JPMorgan 2020 Fund	19.78%
MM RetireSMART by JPMorgan 2025 Fund	25.41%
MM RetireSMART by JPMorgan 2030 Fund	30.40%
MM RetireSMART by JPMorgan 2035 Fund	35.35%
MM RetireSMART by JPMorgan 2040 Fund	37.84%
MM RetireSMART by JPMorgan 2045 Fund	40.47%
MM RetireSMART by JPMorgan 2050 Fund	39.91%
MM RetireSMART by JPMorgan 2055 Fund	42.09%
MM RetireSMART by JPMorgan 2060 Fund	35.09%

For the year ended September 30, 2019, the following Fund(s) earned the following foreign sources of income:

Amount
MM RetireSMART Conservative Fund	$240,717
MM RetireSMART Moderate Fund	742,022
MM RetireSMART Moderate Growth Fund	854,836
MM RetireSMART Growth Fund	477,175
MM RetireSMART by JPMorgan In Retirement Fund	137,361
MM RetireSMART by JPMorgan 2020 Fund	880,308
MM RetireSMART by JPMorgan 2025 Fund	799,529
MM RetireSMART by JPMorgan 2030 Fund	1,818,770
MM RetireSMART by JPMorgan 2035 Fund	855,348
MM RetireSMART by JPMorgan 2040 Fund	1,362,921
MM RetireSMART by JPMorgan 2045 Fund	611,600
MM RetireSMART by JPMorgan 2050 Fund	808,496
MM RetireSMART by JPMorgan 2055 Fund	253,199
MM RetireSMART by JPMorgan 2060 Fund	67,110

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2019:

Qualified Dividend Income
MM RetireSMART Conservative Fund	$1,053,741
MM RetireSMART Moderate Fund	3,148,560
MM RetireSMART Moderate Growth Fund	3,757,263
MM RetireSMART Growth Fund	2,230,062
MM RetireSMART by JPMorgan In Retirement Fund	543,333
MM RetireSMART by JPMorgan 2020 Fund	3,296,936
MM RetireSMART by JPMorgan 2025 Fund	2,906,704
MM RetireSMART by JPMorgan 2030 Fund	6,146,378
MM RetireSMART by JPMorgan 2035 Fund	3,075,073

134

Federal Tax Information (Unaudited) (Continued)

Qualified Dividend Income
MM RetireSMART by JPMorgan 2040 Fund	$4,749,536
MM RetireSMART by JPMorgan 2045 Fund	2,056,578
MM RetireSMART by JPMorgan 2050 Fund	2,786,006
MM RetireSMART by JPMorgan 2055 Fund	851,769
MM RetireSMART by JPMorgan 2060 Fund	225,249

135

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

For periods ending on or after March 31, 2019, the Funds filed their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT will be available on the SEC’s EDGAR database on its website at http://www.sec.gov. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2019, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust or MML Advisers (the “Independent Trustees”), re-approved the existing advisory agreements (collectively, the “Contracts”) for each of the MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, MM RetireSMART Growth Fund, MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund. In preparation for the meetings, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials, or during the course of the past year, detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds. MML Advisers

136

Other Information (Unaudited) (Continued)

reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2018. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all of the Funds were within the top forty percent of their peer groups. In addition, since each Fund’s net advisory fee is zero, this placed their net advisory fees within the top one percent of their peers.

The Committee considered that the large majority of the Funds achieved one- and three-year investment performance above the medians of their performance categories, or in the top sixty percent of their performance categories, except those Funds referred to below. The Committee considered that the MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, and MM RetireSMART Moderate Fund all experienced three-year investment performance outside the top sixty percent of their performance categories, but experienced improved performance for the one-year period, in each case above the median of its performance category, other than the MM RetireSMART Moderate Fund, whose performance improved to the 53rd comparative percentile of its performance category.

With respect to the MM RetireSMART by JPMorgan In Retirement Fund, the Committee considered MML Advisers’ statements that the Fund’s unfavorable relative one- and three-year performance was the result of the Fund’s relatively high asset allocation to equity securities, which hurt performance in the most recent year, but that MML Advisers has strong conviction in the Fund’s

September 2018 partnership with J.P. Morgan Investment Management Inc. (“J.P. Morgan”) where J.P. Morgan became subadviser, overseeing the Funds’ strategic and tactical glide path and asset allocation.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (iv) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

137

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2019

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2019:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2019.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART Conservative Fund
Class I	$1,000	0.02%	$1,048.60	$0.10	$1,025.20	$0.10
Class R5	1,000	0.12%	1,047.50	0.62	1,024.70	0.62
Service Class	1,000	0.22%	1,046.50	1.14	1,024.20	1.13
Administrative Class	1,000	0.32%	1,046.40	1.66	1,023.70	1.64
Class A	1,000	0.57%	1,045.10	2.95	1,022.50	2.92
Class R4	1,000	0.47%	1,045.80	2.44	1,023.00	2.41
Class R3	1,000	0.72%	1,044.90	3.73	1,021.70	3.69
MM RetireSMART Moderate Fund
Class I	1,000	0.04%	1,045.30	0.21	1,025.10	0.21
Class R5	1,000	0.14%	1,046.30	0.73	1,024.60	0.72
Service Class	1,000	0.24%	1,045.00	1.24	1,024.10	1.23
Administrative Class	1,000	0.34%	1,044.00	1.76	1,023.60	1.74
Class A	1,000	0.59%	1,042.80	3.05	1,022.40	3.02
Class R4	1,000	0.49%	1,042.20	2.54	1,022.90	2.51
Class R3	1,000	0.74%	1,041.20	3.83	1,021.60	3.79

138

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART Moderate Growth Fund
Class I	$1,000	0.04%	$1,043.20	$0.21	$1,025.10	$0.21
Class R5	1,000	0.14%	1,043.20	0.72	1,024.60	0.72
Service Class	1,000	0.24%	1,042.00	1.24	1,024.10	1.23
Administrative Class	1,000	0.34%	1,042.00	1.76	1,023.60	1.74
Class A	1,000	0.59%	1,040.80	3.05	1,022.40	3.02
Class R4	1,000	0.49%	1,041.30	2.53	1,022.90	2.51
Class R3	1,000	0.74%	1,039.20	3.82	1,021.60	3.79
MM RetireSMART Growth Fund
Class I	1,000	0.07%	1,042.30	0.36	1,025.00	0.36
Class R5	1,000	0.17%	1,041.30	0.88	1,024.50	0.87
Service Class	1,000	0.27%	1,041.20	1.40	1,024.00	1.38
Administrative Class	1,000	0.37%	1,040.30	1.91	1,023.50	1.90
Class A	1,000	0.62%	1,039.30	3.20	1,022.20	3.18
Class R4	1,000	0.52%	1,038.70	2.69	1,022.70	2.67
Class R3	1,000	0.77%	1,038.80	3.98	1,021.40	3.94
MM RetireSMART by JPMorgan In Retirement Fund
Class I	1,000	0.06%	1,047.10	0.31	1,025.00	0.31
Class R5	1,000	0.16%	1,047.00	0.83	1,024.50	0.82
Service Class	1,000	0.26%	1,046.10	1.35	1,024.00	1.33
Administrative Class	1,000	0.36%	1,046.10	1.87	1,023.50	1.85
Class A	1,000	0.61%	1,044.70	3.16	1,022.30	3.13
Class R4	1,000	0.51%	1,045.00	2.64	1,022.80	2.61
Class R3	1,000	0.76%	1,043.50	3.94	1,021.50	3.89
MM RetireSMART by JPMorgan 2020 Fund
Class I	1,000	0.04%	1,048.50	0.21	1,025.10	0.21
Class R5	1,000	0.14%	1,047.70	0.73	1,024.60	0.72
Service Class	1,000	0.24%	1,047.50	1.25	1,024.10	1.23
Administrative Class	1,000	0.34%	1,046.80	1.76	1,023.60	1.74
Class A	1,000	0.59%	1,045.40	3.06	1,022.40	3.02
Class R4	1,000	0.49%	1,046.10	2.54	1,022.90	2.51
Class R3	1,000	0.74%	1,044.20	3.83	1,021.60	3.79
MM RetireSMART by JPMorgan 2025 Fund
Class I	1,000	0.01%	1,048.70	0.05	1,025.30	0.05
Class R5	1,000	0.11%	1,049.00	0.57	1,024.80	0.56
Service Class	1,000	0.21%	1,048.60	1.09	1,024.30	1.08
Administrative Class	1,000	0.31%	1,047.90	1.61	1,023.80	1.59
Class A	1,000	0.56%	1,045.80	2.90	1,022.50	2.87
Class R4	1,000	0.46%	1,046.80	2.39	1,023.00	2.36
Class R3	1,000	0.71%	1,046.10	3.68	1,021.70	3.64

139

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART by JPMorgan 2030 Fund
Class I	$1,000	0.04%	$1,047.70	$0.21	$1,025.10	$0.21
Class R5	1,000	0.14%	1,047.10	0.73	1,024.60	0.72
Service Class	1,000	0.24%	1,046.80	1.24	1,024.10	1.23
Administrative Class	1,000	0.34%	1,046.10	1.76	1,023.60	1.74
Class A	1,000	0.59%	1,044.70	3.06	1,022.40	3.02
Class R4	1,000	0.49%	1,045.10	2.54	1,022.90	2.51
Class R3	1,000	0.74%	1,044.00	3.83	1,021.60	3.79
MM RetireSMART by JPMorgan 2035 Fund
Class I	1,000	0.05%	1,046.00	0.26	1,025.10	0.26
Class R5	1,000	0.15%	1,045.90	0.78	1,024.60	0.77
Service Class	1,000	0.25%	1,045.50	1.30	1,024.10	1.28
Administrative Class	1,000	0.35%	1,044.90	1.81	1,023.60	1.79
Class A	1,000	0.60%	1,042.70	3.11	1,022.30	3.08
Class R4	1,000	0.50%	1,043.80	2.59	1,022.80	2.56
Class R3	1,000	0.75%	1,042.30	3.88	1,021.50	3.84
MM RetireSMART by JPMorgan 2040 Fund
Class I	1,000	0.04%	1,044.60	0.21	1,025.10	0.21
Class R5	1,000	0.14%	1,043.70	0.73	1,024.60	0.72
Service Class	1,000	0.24%	1,043.50	1.24	1,024.10	1.23
Administrative Class	1,000	0.34%	1,043.70	1.76	1,023.60	1.74
Class A	1,000	0.59%	1,041.40	3.05	1,022.40	3.02
Class R4	1,000	0.49%	1,041.80	2.54	1,022.90	2.51
Class R3	1,000	0.74%	1,040.70	3.83	1,021.60	3.79
MM RetireSMART by JPMorgan 2045 Fund
Class I	1,000	0.02%	1,043.40	0.10	1,025.20	0.10
Class R5	1,000	0.12%	1,043.30	0.62	1,024.70	0.62
Service Class	1,000	0.22%	1,043.40	1.14	1,024.20	1.13
Administrative Class	1,000	0.32%	1,042.70	1.66	1,023.70	1.64
Class A	1,000	0.57%	1,041.40	2.95	1,022.50	2.92
Class R4	1,000	0.47%	1,041.60	2.43	1,023.00	2.41
Class R3	1,000	0.72%	1,040.90	3.72	1,021.70	3.69
MM RetireSMART by JPMorgan 2050 Fund
Class I	1,000	0.02%	1,043.90	0.10	1,025.20	0.10
Class R5	1,000	0.12%	1,042.80	0.62	1,024.70	0.62
Service Class	1,000	0.22%	1,042.60	1.14	1,024.20	1.13
Administrative Class	1,000	0.32%	1,042.70	1.66	1,023.70	1.64
Class A	1,000	0.57%	1,040.60	2.95	1,022.50	2.92
Class R4	1,000	0.47%	1,042.00	2.43	1,023.00	2.41
Class R3	1,000	0.72%	1,039.90	3.72	1,021.70	3.69

140

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART by JPMorgan 2055 Fund
Class I	$1,000	0.00%	$1,043.80	$0.00	$1,025.30	$0.00
Class R5	1,000	0.10%	1,042.80	0.52	1,024.80	0.51
Service Class	1,000	0.20%	1,042.70	1.04	1,024.30	1.03
Administrative Class	1,000	0.30%	1,041.90	1.55	1,023.80	1.54
Class A	1,000	0.55%	1,041.00	2.84	1,022.60	2.82
Class R4	1,000	0.45%	1,042.10	2.33	1,023.10	2.31
Class R3	1,000	0.70%	1,040.30	3.62	1,021.80	3.59
MM RetireSMART by JPMorgan 2060 Fund
Class I	1,000	0.00%	1,043.60	0.00	1,025.30	0.00
Class R5	1,000	0.10%	1,043.70	0.52	1,024.80	0.51
Service Class	1,000	0.20%	1,042.70	1.04	1,024.30	1.03
Administrative Class	1,000	0.30%	1,042.80	1.55	1,023.80	1.54
Class A	1,000	0.55%	1,040.80	2.84	1,022.60	2.82
Class R4	1,000	0.45%	1,041.80	2.33	1,023.10	2.31
Class R3	1,000	0.70%	1,041.00	3.62	1,021.80	3.59

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2019, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise.

141

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, Connecticut 06082-1981

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45702-01

MassMutual

Annual Report

MassMutual Select T. Rowe Price Retirement Funds

September 30, 2019

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select T. Rowe Price Retirement Funds Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

MassMutual Select T. Rowe Price Retirement Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“When it comes to retirement planning, MassMutual focuses on the long term and encourages all retirement investors to do the same. We believe that those who invest with an approach that’s designed to help their retirement savings withstand all market conditions have the potential to enjoy more financial security in retirement.”

September 30, 2019

Despite economic slowdowns and political tensions, markets remained strong

I am pleased to present you with MassMutual Select T. Rowe Price Retirement Funds Annual Report, covering the year ended September 30, 2019 (the “fiscal year” or the “period”). During the first three quarters of 2019, U.S. stocks experienced a good deal of volatility, as the White House led a protracted trade war against China, with tariffs being imposed on both sides. Nevertheless, total returns for domestic equities during the period were positive, although gains were more muted than in the prior fiscal year.

Recently, we have seen indications that the global economy appears to be slowing down. For example, Chinese industrial production dropped to its lowest level since 2002 in August 2019, while the country’s retail sales slowed by more than 2%. The European Union also showed signs of weakness, with the German economy contracting by 0.1% in the second quarter of 2019. Foreign stocks in developed markets trailed their domestic counterparts for the period and lost a bit of traction for the year, but generally outpaced their emerging-market competitors.

U.S. consumer spending, which is key for the U.S.’s consumption-led economy, remained a bright spot, as retail sales continued to post strong gains throughout the year. Nevertheless, the temporary inversion of the U.S. yield curve troubled investors. That is because historically, yield curve inversions, which occur when short-term interest rates are higher than their long-term counterparts, have often signaled an impending recession.

In a turnaround from 2018, bond investors in the United States experienced strong returns during fiscal year 2019, outperforming stocks for the first time in years. This was largely due to the U.S. Federal Reserve’s actions on interest rates, with its Federal Open Market Committee lowering rates twice in 2019 in an effort to stabilize the economy.

In MassMutual’s view, savvy retirement investors maintain a long-term perspective when planning for the future. As a result, they understand that current headlines ordinarily have limited impact on their retirement planning. We also believe that individuals who follow certain investment guidelines, such as the ones below, may help themselves prepare for a stronger financial future.

Suggestions for retirement investors under any market conditions

View time as your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.

Save as much as possible

Of course, you cannot control – or predict the direction of – the investment markets. But you can control how often and how much you contribute to your retirement savings account. Saving as much as possible and increasing your contributions regularly is one way smart retirement investors know they can help themselves reach their retirement income goals, regardless of how markets perform.

(Continued)

1

MassMutual Select T. Rowe Price Retirement Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Continue to invest

Seasoned investors believe that “down” markets offer the potential to be rewarded by amassing larger positions at more favorable prices, as compared to investors who do not continue to invest when the market is down. That is why many financial professionals believe it is important to stay in the market, regardless of near-term results.

Monitor your asset allocation and diversify*

Stocks, bonds, and short-term/money market investments typically behave differently from one another depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, high-yield bonds, etc.). Many financial experts believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors suggest that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her to help ensure:

•	you are saving enough for retirement;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as on your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is related to the chance that your retirement savings could “run out” during your lifetime.

Retirement is a moment you plan for

MassMutual believes that retirement planning is not about crunching numbers – it’s about those moments when it all pays off. The more you plan for life’s greatest moments, the more you can relax and enjoy them. That is why our ongoing commitment is to help people financially protect their families today, so they can put themselves on the path to a more secure retirement. When it comes to retirement planning, MassMutual focuses on the long term and encourages all retirement investors to do the same. We believe that those who invest with an approach that is designed to help their retirement savings withstand all market conditions have the potential to enjoy more financial security in retirement. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

*	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market.

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA. All rights reserved. www.massmutual.com Underwriter: MML Distributors, LLC (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Select T.Rowe Price Retirement Funds – Economic and Market Overview (Unaudited)

September 30, 2019

Market Highlights

•	For the reporting period from October 1, 2018 through September 30, 2019, U.S. stocks ended slightly higher, though they hit record levels in late July.

•

Global economic optimism faded during the period under the weight of global and domestic political tensions, mixed economic results, and the impact of existing tariffs and rhetoric threatening additional tariffs.

•	The Federal Open Market Committee (FOMC), in response to slowing global growth, announced two rate decreases in 2019 after one rate hike in December 2018.

•	Foreign stocks in developed markets and emerging markets saw losses over the reporting period, aggravated by a strengthening U.S. dollar.

•	U.S. bond investors enjoyed positive returns in a falling yield environment fueled by rate decreases and supportive central bank policy.

Market Environment

U.S. equity investors watched stock markets move mostly sideways for the fiscal year beginning October 1, 2018. U.S. stocks fell sharply in the first quarter of the period, suffering their worst quarterly decline in nearly a decade. They rebounded during the remaining quarters and crossed into record territory in late July 2019, but succumbed to volatility and uncertainty fueled by slowing global economic growth indicators and ongoing trade war acrimony between the U.S. and China. Both the S&P 500® Index* (S&P 500) and the Dow Jones Industrial AverageSM (Dow) ended the fiscal year only slightly ahead of where they started.

Global economic growth seemed to slow with less synchronized and more restrained economic indicators than in the recent past. The U.S. economy has shown signs that it may be in the late stages of the current business cycle. For example, a tightening labor market typically results in low unemployment rates, but tends to drive up wage growth, putting pressure on corporate earnings. Declining unemployment claims may point to a nearer-term plateau in employment growth. Mixed signals in housing data also tend to be consistent with late cycle trends. As a result, pundits’ speculation about recession has begun to emerge. Consensus still deems the risk of near-term recession to be low, but more possible than in recent years.

Global and domestic political tensions fueled market volatility throughout 2019. The U.S. threatened and imposed tariffs on Chinese goods, which prompted retaliatory responses from China. On-again, off-again trade talks added further turbulence. In Great Britain, negotiations for a Brexit deal broke down threatening a “no-deal” Brexit, which could create serious trade obstacles in Europe. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) At the end of the reporting period, parties were no closer to a deal, despite the looming October 31, 2019 deadline. Domestically, political rancor between the White House and the Democratic-led House of Representatives culminated in a call for the launch of a formal impeachment inquiry at the end of September. There does not appear to be an end in sight for the current political battles.

With these various tensions at play, the FOMC not only halted their previously announced calendar of rate hikes, but tapped the brakes and reduced rates twice during the period. Bond investors enjoyed some of the best returns they have seen in recent years, as bond indexes generally outperformed stock indexes for the period.

The broad market S&P 500 delivered a modest 4.25% return for the fiscal year. The Dow followed a similar pattern to end the period with a 4.21% advance. The technology-heavy NASDAQ Composite Index, which led returns in the last fiscal year, rose just over one-half of one percent for the period. Small- and mid-cap stocks underperformed their larger peers, as small-caps lagged significantly. Growth stocks outperformed their value counterparts during the period, although value investors enjoyed a resurgence toward the end of the fiscal year.

3

MassMutual Select T.Rowe Price Retirement Funds – Economic and Market Overview (Unaudited) (Continued)

Six of 11 sectors in the S&P 500 delivered positive returns for the reporting period, led by the utilities, real estate, and consumer staples sectors, which all enjoyed double-digit growth and beat the S&P 500. The energy sector was the worst laggard for the fiscal year. The financials, materials, industrials, and health care sectors also ended in negative territory.

Developed international markets, as measured by the MSCI EAFE® Index, not only trailed their domestic peers during the period, but also ended the fiscal year in negative territory, down 1.34%. Developed international markets struggled to gain traction under the weight of a strengthening U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and trade war rhetoric. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended down 2.02% for the period.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold for a short period in November 2018 before dropping back to 1.68% at the close of the period. Falling yields generally produce rising bond prices; therefore, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 10.30%. High-yield corporate bonds did not fare as well, but ended in positive territory. The Bloomberg Barclays U.S. Corporate High Yield Index advanced 6.36% by the end of the fiscal year.

Review and maintain your strategy

At MassMutual, we help people look out for those they love. We believe planning and saving for retirement continues to be an important and urgent challenge for many of our customers. Investing in stock and bond mutual funds can play an important role in helping build a stable source of retirement income that allows investors the freedom to retire any way they’d like. Maintaining a long-term perspective and setting realistic expectations about the future performance of your investment portfolio is very important. Financial markets can behave unpredictably. Our multi-managed and subadvised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level in changing markets, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

4

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of the MassMutual Select T. Rowe Price Retirement Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price. The Fund is intended for retired investors who seek income and relative stability from bonds along with some capital appreciation potential from stocks. The Fund’s “neutral allocations,” which are what T. Rowe Price considers broadly appropriate for investors during their retirement years, are 40% stock funds and 60% bond funds. The allocations are referred to as “neutral allocations” because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned 5.24%, underperforming the 5.66% return of the S&P Target Date Retirement Income Index (the “benchmark”), which provides varying levels of exposure to equities and fixed income.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection, particularly within U.S. mid-cap value, U.S. large-cap growth, and international developed-market equities detracted from the Fund’s relative performance for the period. Within fixed income, security selection in emerging-market bonds, dynamic global bonds, and investment-grade debt also detracted, as these investments all trailed their respective benchmarks. The Fund’s exposure to dynamic global bonds, high-yield bonds, and adjustable-rate loans detracted from relative returns, as these sectors trailed the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s holdings in long-term U.S. Treasuries as a diversifying fixed income sector was a notable contributor to relative results, as long-term Treasuries significantly outpaced the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s holdings in real asset equities also benefited relative performance, as the real assets sector outpaced the blended equity benchmark. This positive impact was partly offset by an underweight allocation to the real assets sector.

Fund management’s positioning choices between equities and fixed income also benefited performance. In particular, their choice to make underweight allocations to equities helped to contain losses during the equity market downturn in late 2018.

Subadviser outlook

T. Rowe Price believes that the dovish shift in monetary policy around the world and a broader easing of financial and liquidity conditions have reduced the near-term likelihood of a global recession. However, Fund management believes that this current cycle of easing measures may leave global central banks ill equipped to respond to a more pronounced downturn. While this step back from tightening policies may help to stabilize global growth, it will not, in Fund management’s view, be sufficient to ignite a reacceleration in growth.

MassMutual Select T. Rowe Price Retirement Balanced Fund Asset Allocation (% of Net Assets) on 9/30/19

Fixed Income Funds	60.6%
Equity Funds	39.4%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

5

MassMutual Select T. Rowe Price (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual Select T. Rowe Price (target date) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) T. Rowe Price (target-date) Series (the “Series”) comprises 12 Funds – each of which has a “fund of funds” structure. The 12 Funds are MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund. All Funds in the Series seek the highest total return over time consistent with an emphasis on both capital growth and income.

Each Fund seeks to achieve its investment objective by investing in a diversified portfolio of stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year specified in the Fund’s name, likely to stop making new investments in the Fund at or around that time, and planning to withdraw the value of the account in the Fund gradually after retirement. Each Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). Underlying Funds in which each Fund invests are predominantly either advised or subadvised by T. Rowe Price.

Each Fund is managed based on the specific retirement year (e.g., target date 2005) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would have retired and likely stopped making new investments in the Fund.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative, reaching approximately 55% allocation to stocks at the target date and continuing to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds.

How did each Fund perform during the 12 months ended September 30, 2019?

The return of each Fund’s Class I shares is shown below in comparison to the return of each Fund’s respective S&P Target Date Index.

	Fund’s Class I Shares Return	S&P Target Date Index* Return
MM Select T. Rowe Price Retirement 2005 Fund	5.96%	5.66%

MM Select T. Rowe Price Retirement 2010 Fund	5.84%	5.24%

MM Select T. Rowe Price Retirement 2015 Fund	5.52%	4.87%

MM Select T. Rowe Price Retirement 2020 Fund	5.20%	4.57%

MM Select T. Rowe Price Retirement 2025 Fund	4.91%	3.96%

MM Select T. Rowe Price Retirement 2030 Fund	4.61%	3.23%

MM Select T. Rowe Price Retirement 2035 Fund	4.23%	2.52%

MM Select T. Rowe Price Retirement 2040 Fund	3.97%	2.09%

MM Select T. Rowe Price Retirement 2045 Fund	3.71%	1.83%

MM Select T. Rowe Price Retirement 2050 Fund	3.75%	1.59%

MM Select T. Rowe Price Retirement 2055 Fund	3.70%	1.57%

MM Select T. Rowe Price Retirement 2060 Fund	3.67%	1.56%

* The S&P Target Date Index for each Fund in the Series is as follows: MM Select T. Rowe Price Retirement 2005 Fund: S&P Target Date Retirement Income Index; MM Select T. Rowe Price Retirement 2010 Fund: S&P Target Date 2010 Index; MM Select T. Rowe Price Retirement 2015 Fund: S&P Target Date 2015 Index; MM Select T. Rowe Price Retirement 2020 Fund: S&P Target Date 2020 Index; MM Select T. Rowe Price Retirement 2025 Fund: S&P Target Date 2025 Index; MM Select T. Rowe Price Retirement 2030 Fund: S&P Target Date 2030 Index; MM Select T. Rowe Price Retirement 2035 Fund: S&P Target Date 2035 Index; MM Select T. Rowe Price Retirement 2040 Fund: S&P Target Date 2040 Index; MM Select T. Rowe Price Retirement 2045 Fund: S&P Target Date 2045 Index; MM Select T. Rowe Price Retirement 2050 Fund: S&P Target Date 2050 Index; MM Select T. Rowe Price Retirement 2055 Fund: S&P Target Date 2055 Index; and MM Select T. Rowe Price Retirement 2060 Fund: S&P Target Date 2060+ Index.

6

MassMutual Select T. Rowe Price (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

For the year ended September 30, 2019, each of the MM Select T. Rowe Price Retirement (target-date) Funds outperformed its respective S&P Target Date Index. (S&P Target Date Indexes are defined in the following section.)

S&P Target Date® Index Series:

The S&P Target Date Index Series consists of 12 multi-asset class indexes: the S&P Target Date Retirement Income Index and 11 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

Security selection drove relative outperformance for the year. Most notably, returns were lifted by strong security selection within our U.S. small-cap stock portfolios, all of which outpaced their respective benchmarks. Effective security selection among U.S. large-cap value and emerging markets equities also positively contributed to relative returns, as these portfolios outperformed their respective style-specific benchmarks. Selection among U.S. mid-cap growth equities also added value. However, security selection in certain other portfolios detracted from relative performance, particularly within the U.S. mid-cap value, U.S. large-cap growth, and international developed equity portfolios. Within fixed income, security selection in emerging-market bonds, dynamic global bonds, and investment-grade debt also detracted, as these investments all trailed their respective benchmarks.

The Funds’ exposure to dynamic global bonds, high-yield bonds, and adjustable-rate loans detracted from relative returns, as these sectors trailed the Bloomberg Barclays U.S. Aggregate Bond Index. An overweight allocation to emerging markets stocks relative to international developed stocks detracted from relative returns, as did an overweight allocation to international equities relative to U.S. equities.

Each Fund’s holdings in long-term U.S. Treasuries as a diversifying fixed income sector was a notable contributor to relative results, as long-term Treasuries significantly outpaced the Bloomberg Barclays U.S. Aggregate Bond Index. Each Fund’s holdings in real asset equities also benefited relative performance, as the real assets sector outpaced the blended equity benchmark. This positive impact was partly offset by an underweight tactical allocation to the real assets sector. An overweight allocation to U.S. small-cap stocks, which lagged U.S. large-cap stocks, weighed on the Funds’ relative results.

Across the Funds, Fund management’s positioning choices between equities and fixed income also benefited performance. In particular, their choices to make underweight allocations to equities helped to contain losses during the equity market downturn in late 2018.

Investment adviser outlook

T. Rowe Price believes that the dovish shift in monetary policy around the world and a broader easing of financial and liquidity conditions have reduced the near-term likelihood of a global recession. However, Fund management believes that this current cycle of easing measures may leave global central banks ill equipped to respond to a more pronounced downturn. While this step back from tightening policies may help to stabilize global growth, it will not, in Fund management’s view, be sufficient to ignite a reacceleration in growth.

7

MassMutual Select T. Rowe Price (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement 2005 Fund Asset Allocation (% of Net Assets) on 9/30/19

Fixed Income Funds	64.6%
Equity Funds	35.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2015 Fund Asset Allocation (% of Net Assets) on 9/30/19

Fixed Income Funds	53.0%
Equity Funds	47.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2025 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	65.2%
Fixed Income Funds	34.8%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2035 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	79.9%
Fixed Income Funds	20.1%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2010 Fund Asset Allocation (% of Net Assets) on 9/30/19

Fixed Income Funds	59.6%
Equity Funds	40.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2020 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	56.5%
Fixed Income Funds	43.5%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2030 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	72.9%
Fixed Income Funds	27.1%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2040 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	85.3%
Fixed Income Funds	14.7%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

8

MassMutual Select T. Rowe Price (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement 2045 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	89.1%
Fixed Income Funds	10.9%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2055 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	89.3%
Fixed Income Funds	10.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2050 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	89.2%
Fixed Income Funds	10.8%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2060 Fund Asset Allocation (% of Net Assets) on 9/30/19

Equity Funds	89.6%
Fixed Income Funds	10.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

9

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	5.24%	4.13%
Class M5	02/16/2018	5.11%	4.01%
Class M4	02/16/2018	4.85%	3.72%
Class M3	02/16/2018	4.61%	3.49%
S&P Target Date Retirement Income Index		5.66%	4.68%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

10

MassMutual Select T. Rowe Price Retirement 2005 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	5.96%	4.44%
Class M5	02/16/2018	5.80%	4.26%
Class M4	02/16/2018	5.53%	4.01%
Class M3	02/16/2018	5.28%	3.73%
S&P Target Date Retirement Income Index		5.66%	4.68%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

11

MassMutual Select T. Rowe Price Retirement 2010 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	5.84%	4.41%
Class M5	02/16/2018	5.70%	4.28%
Class M4	02/16/2018	5.37%	4.00%
Class M3	02/16/2018	5.08%	3.74%
S&P Target Date 2010 Index		5.24%	4.60%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

12

MassMutual Select T. Rowe Price Retirement 2015 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	5.52%	4.26%
Class M5	02/16/2018	5.44%	4.12%
Class M4	02/16/2018	5.15%	3.86%
Class M3	02/16/2018	4.84%	3.59%
S&P Target Date 2015 Index		4.87%	4.53%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

13

MassMutual Select T. Rowe Price Retirement 2020 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	5.20%	4.15%
Class M5	02/16/2018	5.07%	3.98%
Class M4	02/16/2018	4.79%	3.73%
Class M3	02/16/2018	4.49%	3.46%
S&P Target Date 2020 Index		4.57%	4.45%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

14

MassMutual Select T. Rowe Price Retirement 2025 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	4.91%	3.97%
Class M5	02/16/2018	4.72%	3.81%
Class M4	02/16/2018	4.48%	3.58%
Class M3	02/16/2018	4.23%	3.30%
S&P Target Date 2025 Index		3.96%	4.23%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

15

MassMutual Select T. Rowe Price Retirement 2030 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	4.61%	3.79%
Class M5	02/16/2018	4.41%	3.62%
Class M4	02/16/2018	4.16%	3.39%
Class M3	02/16/2018	3.93%	3.12%
S&P Target Date 2030 Index		3.23%	3.99%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

16

MassMutual Select T. Rowe Price Retirement 2035 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	4.23%	3.60%
Class M5	02/16/2018	4.05%	3.44%
Class M4	02/16/2018	3.81%	3.17%
Class M3	02/16/2018	3.57%	2.94%
S&P Target Date 2035 Index		2.52%	3.68%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

17

MassMutual Select T. Rowe Price Retirement 2040 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	3.97%	3.44%
Class M5	02/16/2018	3.77%	3.27%
Class M4	02/16/2018	3.48%	3.01%
Class M3	02/16/2018	3.30%	2.77%
S&P Target Date 2040 Index		2.09%	3.52%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

18

MassMutual Select T. Rowe Price Retirement 2045 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	3.71%	3.32%
Class M5	02/16/2018	3.64%	3.20%
Class M4	02/16/2018	3.35%	2.93%
Class M3	02/16/2018	3.08%	2.68%
S&P Target Date 2045 Index		1.83%	3.37%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

19

MassMutual Select T. Rowe Price Retirement 2050 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	3.75%	3.34%
Class M5	02/16/2018	3.62%	3.18%
Class M4	02/16/2018	3.33%	2.92%
Class M3	02/16/2018	3.03%	2.65%
S&P Target Date 2050 Index		1.59%	3.26%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

20

MassMutual Select T. Rowe Price Retirement 2055 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	3.70%	3.31%
Class M5	02/16/2018	3.57%	3.15%
Class M4	02/16/2018	3.34%	2.92%
Class M3	02/16/2018	3.05%	2.67%
S&P Target Date 2055 Index		1.57%	3.23%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

21

MassMutual Select T. Rowe Price Retirement 2060 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	3.67%	3.30%
Class M5	02/16/2018	3.50%	3.15%
Class M4	02/16/2018	3.34%	2.93%
Class M3	02/16/2018	3.03%	2.65%
S&P Target Date 2060+ Index		1.56%	3.28%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

22

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 39.4%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,998,120	$18,842,273
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	130,113	1,363,581
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	931,781	10,659,574
MM S&P 500 Index Fund, Class I (a)	1,767,542	31,674,353

		62,539,781

Fixed Income Funds — 60.6%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	2,686,486	28,449,890
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	570,542	5,648,370
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	4,553,110	46,760,437
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	341,928	4,188,619
State Street Institutional U.S. Government Money Market Fund	1,135,457	1,135,457
T. Rowe Price Dynamic Global Bond Fund, Class I	501,796	4,581,398
T. Rowe Price High Yield Fund, Inc. Class I	293,173	1,940,808
T. Rowe Price Institutional Floating Rate Fund	111,347	1,095,654
T. Rowe Price Institutional High Yield Fund	266,548	2,345,620

		96,146,253

TOTAL MUTUAL FUNDS (Cost $156,867,168)		158,686,034

TOTAL LONG-TERM INVESTMENTS (Cost $156,867,168)		158,686,034

TOTAL INVESTMENTS — 100.0% (Cost $156,867,168) (b)		158,686,034

Other Assets/(Liabilities) — (0.0)%		(73,946)

NET ASSETS — 100.0%		$158,612,088

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

23

MassMutual Select T. Rowe Price Retirement 2005 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 35.5%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	299,346	$2,822,830
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	19,423	203,557
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	138,785	1,587,702
MM S&P 500 Index Fund, Class I (a)	267,159	4,787,496

		9,401,585

Fixed Income Funds — 64.6%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	670,154	7,096,935
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	145,526	1,440,706
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	476,481	4,893,463
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	83,767	1,026,140
State Street Institutional U.S. Government Money Market Fund	143,562	143,563
T. Rowe Price Dynamic Global Bond Fund, Class I	124,726	1,138,750
T. Rowe Price High Yield Fund, Inc. Class I	77,651	514,047
T. Rowe Price Institutional Floating Rate Fund	29,352	288,825
T. Rowe Price Institutional High Yield Fund	65,839	579,381

		17,121,810

TOTAL MUTUAL FUNDS (Cost $25,393,647)		26,523,395

TOTAL LONG-TERM INVESTMENTS (Cost $25,393,647)		26,523,395

TOTAL INVESTMENTS — 100.1% (Cost $25,393,647) (b)		26,523,395

Other Assets/(Liabilities) — (0.1)%		(38,768)

NET ASSETS — 100.0%		$26,484,627

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

24

MassMutual Select T. Rowe Price Retirement 2010 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 40.5%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,739,315	$16,401,741
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	110,428	1,157,287
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	801,515	9,169,332
MM S&P 500 Index Fund, Class I (a)	1,533,212	27,475,151

		54,203,511

Fixed Income Funds — 59.6%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	3,145,707	33,313,032
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	656,078	6,495,170
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	2,146,836	22,048,001
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	421,949	5,168,873
State Street Institutional U.S. Government Money Market Fund	931,527	931,527
T. Rowe Price Dynamic Global Bond Fund, Class I	586,427	5,354,079
T. Rowe Price High Yield Fund, Inc. Class I	316,120	2,092,715
T. Rowe Price Institutional Floating Rate Fund	135,605	1,334,355
T. Rowe Price Institutional High Yield Fund	327,731	2,884,035

		79,621,787

TOTAL MUTUAL FUNDS (Cost $130,858,650)		133,825,298

TOTAL LONG-TERM INVESTMENTS (Cost $130,858,650)		133,825,298

TOTAL INVESTMENTS — 100.1% (Cost $130,858,650) (b)		133,825,298

Other Assets/(Liabilities) — (0.1)%		(82,584)

NET ASSETS — 100.0%		$133,742,714

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MassMutual Select T. Rowe Price Retirement 2015 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 47.1%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,971,625	$18,592,421
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	681,431	7,741,053
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	128,356	1,345,176
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	924,763	10,579,294
MM S&P 500 Index Fund, Class I (a)	1,305,960	23,402,795

		61,660,739

Fixed Income Funds — 53.0%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	2,813,522	29,795,196
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	578,578	5,727,926
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	1,736,549	17,834,355
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	406,792	4,983,203
State Street Institutional U.S. Government Money Market Fund	801,029	801,028
T. Rowe Price Dynamic Global Bond Fund, Class I	529,949	4,838,431
T. Rowe Price High Yield Fund, Inc. Class I	297,588	1,970,032
T. Rowe Price Institutional Floating Rate Fund	122,451	1,204,914
T. Rowe Price Institutional High Yield Fund	259,382	2,282,558

		69,437,643

TOTAL MUTUAL FUNDS (Cost $127,088,344)		131,098,382

TOTAL LONG-TERM INVESTMENTS (Cost $127,088,344)		131,098,382

TOTAL INVESTMENTS — 100.1% (Cost $127,088,344) (b)		131,098,382

Other Assets/(Liabilities) — (0.1)%		(66,765)

NET ASSETS — 100.0%		$131,031,617

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MassMutual Select T. Rowe Price Retirement 2020 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 56.5%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	12,539,842	$118,250,711
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	6,496,885	73,804,614
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	830,811	8,706,898
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	5,814,729	66,520,502
MM S&P 500 Index Fund, Class I (a)	6,953,841	124,612,830

		391,895,555

Fixed Income Funds — 43.5%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	13,213,576	139,931,770
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	2,605,517	25,794,622
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	5,801,062	59,576,902
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	2,098,763	25,709,846
State Street Institutional U.S. Government Money Market Fund	2,644,973	2,644,973
T. Rowe Price Dynamic Global Bond Fund, Class I	2,481,799	22,658,827
T. Rowe Price High Yield Fund, Inc. Class I	1,342,184	8,885,260
T. Rowe Price Institutional Floating Rate Fund	559,586	5,506,324
T. Rowe Price Institutional High Yield Fund	1,188,538	10,459,137

		301,167,661

TOTAL MUTUAL FUNDS (Cost $674,414,773)		693,063,216

TOTAL LONG-TERM INVESTMENTS (Cost $674,414,773)		693,063,216

TOTAL INVESTMENTS — 100.0% (Cost $674,414,773) (b)		693,063,216

Other Assets/(Liabilities) — (0.0)%		(327,652)

NET ASSETS — 100.0%		$692,735,564

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MassMutual Select T. Rowe Price Retirement 2025 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 65.2%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	10,549,270	$99,479,612
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	7,889,309	89,622,555
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	686,613	7,195,702
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	4,823,474	55,180,539
MM S&P 500 Index Fund, Class I (a)	4,261,111	76,359,110

		327,837,518

Fixed Income Funds — 34.8%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	8,203,954	86,879,872
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	1,529,879	15,145,802
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	2,291,852	23,537,319
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	1,465,817	17,956,262
State Street Institutional U.S. Government Money Market Fund	3,111,745	3,111,745
T. Rowe Price Dynamic Global Bond Fund, Class I	1,539,561	14,056,195
T. Rowe Price High Yield Fund, Inc. Class I	869,774	5,757,902
T. Rowe Price Institutional Floating Rate Fund	314,545	3,095,120
T. Rowe Price Institutional High Yield Fund	622,185	5,475,230

		175,015,447

TOTAL MUTUAL FUNDS (Cost $487,006,620)		502,852,965

TOTAL LONG-TERM INVESTMENTS (Cost $487,006,620)		502,852,965

TOTAL INVESTMENTS — 100.0% (Cost $487,006,620) (b)		502,852,965

Other Assets/(Liabilities) — (0.0)%		(227,970)

NET ASSETS — 100.0%		$502,624,995

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MassMutual Select T. Rowe Price Retirement 2030 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 72.9%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	26,784,099	$252,574,052
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	24,601,218	279,469,832
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,754,925	18,391,609
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	12,277,163	140,450,748
MM S&P 500 Index Fund, Class I (a)	7,939,845	142,282,031

		833,168,272

Fixed Income Funds — 27.1%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	15,199,546	160,963,195
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	2,684,008	26,571,680
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	2,375,305	24,394,386
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	3,061,254	37,500,361
State Street Institutional U.S. Government Money Market Fund	8,517,999	8,517,999
T. Rowe Price Dynamic Global Bond Fund, Class I	2,889,272	26,379,054
T. Rowe Price High Yield Fund, Inc. Class I	1,405,798	9,306,381
T. Rowe Price Institutional Floating Rate Fund	558,871	5,499,294
T. Rowe Price Institutional High Yield Fund	1,137,742	10,012,126

		309,144,476

TOTAL MUTUAL FUNDS (Cost $1,107,428,472)		1,142,312,748

TOTAL LONG-TERM INVESTMENTS (Cost $1,107,428,472)		1,142,312,748

TOTAL INVESTMENTS — 100.0% (Cost $1,107,428,472) (b)		1,142,312,748

Other Assets/(Liabilities) — (0.0)%		(519,243)

NET ASSETS — 100.0%		$1,141,793,505

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MassMutual Select T. Rowe Price Retirement 2035 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 79.9%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	11,611,637	$109,497,737
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	11,981,734	136,112,500
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	756,621	7,929,391
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	5,327,251	60,943,753
MM S&P 500 Index Fund, Class I (a)	2,604,415	46,671,116

		361,154,497

Fixed Income Funds — 20.1%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	4,891,503	51,801,020
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	768,023	7,603,430
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	1,091,732	13,373,722
State Street Institutional U.S. Government Money Market Fund	2,339,743	2,339,743
T. Rowe Price Dynamic Global Bond Fund, Class I	920,939	8,408,175
T. Rowe Price High Yield Fund, Inc. Class I	437,739	2,897,830
T. Rowe Price Institutional Floating Rate Fund	162,131	1,595,370
T. Rowe Price Institutional High Yield Fund	301,212	2,650,667

		90,669,957

TOTAL MUTUAL FUNDS (Cost $436,481,620)		451,824,454

TOTAL LONG-TERM INVESTMENTS (Cost $436,481,620)		451,824,454

TOTAL INVESTMENTS — 100.0% (Cost $436,481,620) (b)		451,824,454

Other Assets/(Liabilities) — (0.0)%		(204,579)

NET ASSETS — 100.0%		$451,619,875

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MassMutual Select T. Rowe Price Retirement 2040 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 85.3%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	23,159,964	$218,398,458
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	26,169,053	297,280,444
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,509,442	15,818,953
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	10,650,641	121,843,329
MM S&P 500 Index Fund, Class I (a)	3,786,331	67,851,051

		721,192,235

Fixed Income Funds — 14.7%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	6,636,720	70,282,869
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	916,069	9,069,078
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	1,783,081	21,842,738
State Street Institutional U.S. Government Money Market Fund	4,239,769	4,239,769
T. Rowe Price Dynamic Global Bond Fund, Class I	1,242,457	11,343,629
T. Rowe Price High Yield Fund, Inc. Class I	468,844	3,103,749
T. Rowe Price Institutional Floating Rate Fund	186,696	1,837,087
T. Rowe Price Institutional High Yield Fund	352,230	3,099,627

		124,818,546

TOTAL MUTUAL FUNDS (Cost $817,172,372)		846,010,781

TOTAL LONG-TERM INVESTMENTS (Cost $817,172,372)		846,010,781

TOTAL INVESTMENTS — 100.0% (Cost $817,172,372) (b)		846,010,781

Other Assets/(Liabilities) — (0.0)%		(395,588)

NET ASSETS — 100.0%		$845,615,193

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MassMutual Select T. Rowe Price Retirement 2045 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 89.1%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	9,425,167	$88,879,321
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	11,116,428	126,282,623
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	609,065	6,382,998
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	4,313,166	49,342,622
MM S&P 500 Index Fund, Class I (a)	1,259,569	22,571,473

		293,459,037

Fixed Income Funds — 10.9%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	1,876,394	19,871,016
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	222,218	2,199,956
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	573,425	7,024,453
State Street Institutional U.S. Government Money Market Fund	1,794,706	1,794,706
T. Rowe Price Dynamic Global Bond Fund, Class I	346,432	3,162,927
T. Rowe Price High Yield Fund, Inc. Class I	113,352	750,387
T. Rowe Price Institutional Floating Rate Fund	46,582	458,369
T. Rowe Price Institutional High Yield Fund	83,791	737,357

		35,999,171

TOTAL MUTUAL FUNDS (Cost $317,473,139)		329,458,208

TOTAL LONG-TERM INVESTMENTS (Cost $317,473,139)		329,458,208

TOTAL INVESTMENTS — 100.0% (Cost $317,473,139) (b)		329,458,208

Other Assets/(Liabilities) — (0.0)%		(162,986)

NET ASSETS — 100.0%		$329,295,222

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MassMutual Select T. Rowe Price Retirement 2050 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 89.2%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	14,493,504	$136,673,739
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	17,052,486	193,716,242
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	933,880	9,787,066
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	6,650,317	76,079,630
MM S&P 500 Index Fund, Class I (a)	1,928,192	34,553,193

		450,809,870

Fixed Income Funds — 10.8%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	2,825,538	29,922,443
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	356,776	3,532,084
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	880,694	10,788,503
State Street Institutional U.S. Government Money Market Fund	2,519,926	2,519,926
T. Rowe Price Dynamic Global Bond Fund, Class I	532,275	4,859,675
T. Rowe Price High Yield Fund, Inc. Class I	166,526	1,102,403
T. Rowe Price Institutional Floating Rate Fund	86,491	851,074
T. Rowe Price Institutional High Yield Fund	127,579	1,122,695

		54,698,803

TOTAL MUTUAL FUNDS (Cost $487,579,319)		505,508,673

TOTAL LONG-TERM INVESTMENTS (Cost $487,579,319)		505,508,673

TOTAL INVESTMENTS — 100.0% (Cost $487,579,319) (b)		505,508,673

Other Assets/(Liabilities) — (0.0)%		(234,698)

NET ASSETS — 100.0%		$505,273,975

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MassMutual Select T. Rowe Price Retirement 2055 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 89.3%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	4,802,004	$45,282,900
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	5,610,001	63,729,610
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	308,545	3,233,556
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	2,195,088	25,111,809
MM S&P 500 Index Fund, Class I (a)	635,890	11,395,151

		148,753,026

Fixed Income Funds — 10.8%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	930,862	9,857,827
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	112,544	1,114,186
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	290,366	3,556,984
State Street Institutional U.S. Government Money Market Fund	908,285	908,285
T. Rowe Price Dynamic Global Bond Fund, Class I	174,789	1,595,824
T. Rowe Price High Yield Fund, Inc. Class I	55,903	370,079
T. Rowe Price Institutional Floating Rate Fund	26,605	261,796
T. Rowe Price Institutional High Yield Fund	40,903	359,948

		18,024,929

TOTAL MUTUAL FUNDS (Cost $160,620,223)		166,777,955

TOTAL LONG-TERM INVESTMENTS (Cost $160,620,223)		166,777,955

TOTAL INVESTMENTS — 100.1% (Cost $160,620,223) (b)		166,777,955

Other Assets/(Liabilities) — (0.1)%		(92,176)

NET ASSETS — 100.0%		$166,685,779

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MassMutual Select T. Rowe Price Retirement 2060 Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 89.6%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	970,851	$9,155,121
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	1,148,902	13,051,524
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	63,091	661,190
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	450,360	5,152,124
MM S&P 500 Index Fund, Class I (a)	128,869	2,309,337

		30,329,296

Fixed Income Funds — 10.5%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	189,176	2,003,376
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	23,123	228,914
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a)	59,009	722,855
State Street Institutional U.S. Government Money Market Fund	97,942	97,942
T. Rowe Price Dynamic Global Bond Fund, Class I	35,487	323,993
T. Rowe Price High Yield Fund, Inc. Class I	12,429	82,281
T. Rowe Price Institutional Floating Rate Fund	4,715	46,393
T. Rowe Price Institutional High Yield Fund	7,624	67,095

		3,572,849

TOTAL MUTUAL FUNDS (Cost $32,643,429)		33,902,145

TOTAL LONG-TERM INVESTMENTS (Cost $32,643,429)		33,902,145

TOTAL INVESTMENTS — 100.1% (Cost $32,643,429) (b)		33,902,145

Other Assets/(Liabilities) — (0.1)%		(43,506)

NET ASSETS — 100.0%		$33,858,639

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$11,098,937	$2,664,566
Investments, at value — affiliated issuers (Note 2 & 7) (b)	147,587,097	23,858,829

Total investments	158,686,034	26,523,395

Receivables from:
Investments sold	895	148
Investment adviser (Note 3)	12,730	12,583
Fund shares sold	184,218	232,962
Interest and dividends	32,947	8,076
Prepaid expenses	15,759	15,541

Total assets	158,932,583	26,792,705

Liabilities:
Payables for:
Investments purchased	196,553	234,861
Fund shares repurchased	20,612	6,177
Trustees’ fees and expenses (Note 3)	2,184	494
Affiliates (Note 3):
Administration fees	36,647	19,799
Service fees	16,325	3,054
Distribution fees	4,951	1,051
Accrued expense and other liabilities	43,223	42,642

Total liabilities	320,495	308,078

Net assets	$158,612,088	$26,484,627

Net assets consist of:
Paid-in capital	$156,143,730	$25,137,126
Accumulated Gain (Loss)	2,468,358	1,347,501

Net assets	$158,612,088	$26,484,627

(a) Cost of investments — unaffiliated issuers:	$11,228,703	$2,689,362
(b) Cost of investments — affiliated issuers:	$145,638,465	$22,704,285

The accompanying notes are an integral part of the financial statements.

36

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$12,596,711	$11,096,963	$50,154,521	$31,496,192	$59,714,854
121,228,587	120,001,419	642,908,695	471,356,773	1,082,597,894

133,825,298	131,098,382	693,063,216	502,852,965	1,142,312,748

782	737	3,955	2,657	6,473
15,001	13,328	9,730	10,959	13,888
325,556	18,939	817,184	3,919,747	1,615,976
38,079	33,170	150,592	90,179	167,192
15,824	15,660	16,088	16,088	16,521

134,220,540	131,180,216	694,060,765	506,892,595	1,144,132,798

354,541	35,506	739,749	3,944,897	1,758,737
9,095	16,603	228,027	64,865	24,431
3,531	2,943	19,420	11,377	30,027

27,107	27,822	80,456	57,036	123,979
25,718	14,906	146,085	93,723	243,868
9,293	5,755	50,177	41,292	84,757
48,541	45,064	61,287	54,410	73,494

477,826	148,599	1,325,201	4,267,600	2,339,293

$133,742,714	$131,031,617	$692,735,564	$502,624,995	$1,141,793,505

$128,260,826	$125,523,509	$664,146,044	$481,205,996	$1,095,043,805
5,481,888	5,508,108	28,589,520	21,418,999	46,749,700

$133,742,714	$131,031,617	$692,735,564	$502,624,995	$1,141,793,505

$12,881,610	$11,277,999	$51,497,889	$32,186,187	$61,250,200
$117,977,040	$115,810,345	$622,916,884	$454,820,433	$1,046,178,272

37

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Class I shares:
Net assets	$14,362,826	$13,385,531

Shares outstanding (a)	928,831	850,211

Net asset value, offering price and redemption price per share	$15.46	$15.74

Class M5 shares:
Net assets	$118,871,615	$8,422,477

Shares outstanding (a)	7,677,789	536,022

Net asset value, offering price and redemption price per share	$15.48	$15.71

Class M4 shares:
Net assets	$17,960,788	$3,137,517

Shares outstanding (a)	1,164,464	199,930

Net asset value, offering price and redemption price per share	$15.42	$15.69

Class M3 shares:
Net assets	$7,416,859	$1,539,102

Shares outstanding (a)	481,965	98,385

Net asset value, offering price and redemption price per share	$15.39	$15.64

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

38

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$65,841,556	$56,389,282	$219,374,880	$202,728,323	$329,602,276

4,204,339	3,604,840	14,036,798	12,976,184	21,127,281

$15.66	$15.64	$15.63	$15.62	$15.60

$30,690,364	$52,283,908	$251,316,629	$154,071,124	$434,061,038

1,961,585	3,347,267	16,098,589	9,874,552	27,852,759

$15.65	$15.62	$15.61	$15.60	$15.58

$23,473,327	$13,737,547	$147,162,293	$81,705,110	$247,113,094

1,503,395	880,782	9,445,813	5,245,351	15,892,861

$15.61	$15.60	$15.58	$15.58	$15.55

$13,737,467	$8,620,880	$74,881,762	$64,120,438	$131,017,097

880,986	554,041	4,811,644	4,128,524	8,435,075

$15.59	$15.56	$15.56	$15.53	$15.53

39

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$17,891,785	$23,623,861
Investments, at value — affiliated issuers (Note 2 & 7) (b)	433,932,669	822,386,920

Total investments	451,824,454	846,010,781

Receivables from:
Investments sold	1,887	4,802
Investment adviser (Note 3)	11,797	11,113
Fund shares sold	1,590,559	927,311
Interest and dividends	49,532	61,845
Prepaid expenses	16,233	16,420

Total assets	453,494,462	847,032,272

Liabilities:
Payables for:
Investments purchased	1,312,848	375,088
Fund shares repurchased	326,574	614,068
Trustees’ fees and expenses (Note 3)	10,247	22,036
Affiliates (Note 3):
Administration fees	54,241	99,018
Service fees	80,025	182,478
Distribution fees	38,056	61,150
Accrued expense and other liabilities	52,596	63,241

Total liabilities	1,874,587	1,417,079

Net assets	$451,619,875	$845,615,193

Net assets consist of:
Paid-in capital	$433,049,629	$812,610,528
Accumulated Gain (Loss)	18,570,246	33,004,665

Net assets	$451,619,875	$845,615,193

(a) Cost of investments — unaffiliated issuers:	$18,310,447	$24,261,058
(b) Cost of investments — affiliated issuers:	$418,171,173	$792,911,314

The accompanying notes are an integral part of the financial statements.

40

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$6,903,746	$10,455,773	$3,495,932	$617,704
322,554,462	495,052,900	163,282,023	33,284,441

329,458,208	505,508,673	166,777,955	33,902,145

1,584	2,835	917	175
15,276	16,579	14,158	13,276
812,639	722,080	826,550	83,751
16,997	26,027	8,492	1,563
15,971	16,188	15,925	15,642

330,320,675	506,292,382	167,643,997	34,016,552

829,323	642,859	823,421	59,529
33	105,248	11,621	25,785
7,774	12,697	3,798	508

46,372	67,721	33,534	20,590
63,262	101,973	28,295	7,226
29,456	33,904	12,404	2,237
49,233	54,005	45,145	42,038

1,025,453	1,018,407	958,218	157,913

$329,295,222	$505,273,975	$166,685,779	$33,858,639

$316,264,328	$485,866,992	$159,893,173	$32,595,452
13,030,894	19,406,983	6,792,606	1,263,187

$329,295,222	$505,273,975	$166,685,779	$33,858,639

$7,067,784	$10,730,204	$3,577,573	$628,499
$310,405,355	$476,849,115	$157,042,650	$32,014,930

41

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Class I shares:
Net assets	$172,984,789	$223,241,760

Shares outstanding (a)	11,103,143	14,350,564

Net asset value, offering price and redemption price per share	$15.58	$15.56

Class M5 shares:
Net assets	$155,562,007	$337,740,814

Shares outstanding (a)	9,996,670	21,731,132

Net asset value, offering price and redemption price per share	$15.56	$15.54

Class M4 shares:
Net assets	$65,582,648	$189,684,302

Shares outstanding (a)	4,221,694	12,237,088

Net asset value, offering price and redemption price per share	$15.53	$15.50

Class M3 shares:
Net assets	$57,490,431	$94,948,317

Shares outstanding (a)	3,709,696	6,130,078

Net asset value, offering price and redemption price per share	$15.50	$15.49

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

42

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$111,980,616	$121,897,342	$46,245,347	$14,158,607

7,204,076	7,841,189	2,975,602	912,757

$15.54	$15.55	$15.54	$15.51

$119,759,566	$223,250,319	$75,162,790	$7,790,679

7,713,033	14,375,698	4,841,506	502,847

$15.53	$15.53	$15.52	$15.49

$53,039,937	$106,908,630	$25,458,921	$8,488,962

3,422,158	6,901,819	1,642,699	549,246

$15.50	$15.49	$15.50	$15.46

$44,515,103	$53,217,684	$19,818,721	$3,420,391

2,877,985	3,439,036	1,282,116	221,818

$15.47	$15.47	$15.46	$15.42

43

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$198,810	$88,801
Dividends — affiliated issuers (Note 7)	779,892	311,229

Total investment income	978,702	400,030

Expenses (Note 3):
Custody fees	22,144	23,734
Audit fees	32,164	32,164
Legal fees	2,190	673
Proxy fees	1,365	1,365
Accounting & Administration fees	36,404	36,249
Shareholder reporting fees	10,637	9,565
Trustees’ fees	2,061	883
Registration and filing fees	78,873	76,751
Transfer agent fees	3,017	3,017

	188,855	184,401
Administration fees:
Class M5	53,378	11,646
Class M4	23,418	3,799
Class M3	10,708	1,722
Distribution fees:
Class M3	17,846	2,870
Distribution and Service fees:
Class M4	39,030	6,332
Class M3	17,846	2,870

Total expenses	351,081	213,640
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(29,959)	(82,617)
Class M5 fees reimbursed by adviser	(91,804)	(67,334)
Class M4 fees reimbursed by adviser	(41,824)	(21,892)
Class M3 fees reimbursed by adviser	(18,945)	(9,912)

Net expenses:	168,549	31,885

Net investment income (loss)	810,153	368,145

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(33,794)	(16,479)
Investment transactions — affiliated issuers (Note 7)	(154,386)	(106,846)
Realized gain distributions — unaffiliated issuers	21,747	12,222
Realized gain distributions — affiliated issuers (Note 7)	971,998	338,707

Net realized gain (loss)	805,565	227,604

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(99,118)	(19,272)
Investment transactions — affiliated issuers (Note 7)	1,481,476	980,058

Net change in unrealized appreciation (depreciation)	1,382,358	960,786

Net realized gain (loss) and change in unrealized appreciation (depreciation)	2,187,923	1,188,390

Net increase (decrease) in net assets resulting from operations	$2,998,076	$1,556,535

The accompanying notes are an integral part of the financial statements.

44

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$500,305	$414,114	$1,927,455	$1,032,734	$2,000,769
2,502,616	2,108,012	10,913,713	6,007,342	14,433,097

3,002,921	2,522,126	12,841,168	7,040,076	16,433,866

22,553	22,811	21,072	21,996	20,213
32,164	32,164	32,163	32,164	32,164
4,666	4,078	24,729	14,729	38,418
1,365	1,365	1,365	1,365	1,365
36,495	36,512	37,958	37,086	38,681
12,027	11,545	25,185	17,980	33,465
5,009	4,831	24,570	16,714	39,853
87,849	85,934	134,600	111,340	167,763
3,017	3,017	3,017	3,017	3,017

205,145	202,257	304,659	256,391	374,939

46,254	76,754	360,342	218,509	608,180
34,390	20,387	213,842	106,284	344,854
21,428	13,089	111,256	82,889	186,923

35,713	21,815	185,426	138,148	311,538

57,317	33,979	356,403	177,140	574,758
35,713	21,815	185,426	138,148	311,538

435,960	390,096	1,717,354	1,117,509	2,712,730

(87,297)	(69,343)	(50,961)	(64,209)	(58,972)
(48,460)	(85,791)	(77,697)	(77,927)	(117,023)
(35,116)	(22,250)	(43,941)	(34,755)	(57,366)
(22,371)	(14,397)	(22,714)	(27,120)	(36,662)

242,716	198,315	1,522,041	913,498	2,442,707

2,760,205	2,323,811	11,319,127	6,126,578	13,991,159

(103,363)	(102,794)	(295,722)	(119,099)	(238,011)
(607,511)	(861,164)	(2,632,329)	(686,667)	(1,306,405)
94,687	77,463	376,531	195,977	425,055
3,216,973	2,555,029	13,910,055	7,202,621	16,129,712

2,600,786	1,668,534	11,358,535	6,592,832	15,010,351

(163,618)	(118,049)	(783,518)	(473,818)	(1,004,702)
2,140,960	3,312,921	12,255,021	12,336,678	24,062,161

1,977,342	3,194,872	11,471,503	11,862,860	23,057,459

4,578,128	4,863,406	22,830,038	18,455,692	38,067,810

$7,338,333	$7,187,217	$34,149,165	$24,582,270	$52,058,969

45

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$565,781	$723,000
Dividends — affiliated issuers (Note 7)	4,614,948	8,870,908

Total investment income	5,180,729	9,593,908

Expenses (Note 3):
Custody fees	20,787	19,755
Audit fees	32,164	32,164
Legal fees	13,386	27,885
Proxy fees	1,365	1,365
Accounting & Administration fees	36,892	37,976
Shareholder reporting fees	17,141	26,951
Trustees’ fees	15,270	28,935
Registration and filing fees	108,646	141,668
Transfer agent fees	3,017	3,017

	248,668	319,716
Administration fees:
Class M5	211,453	468,967
Class M4	87,895	254,073
Class M3	82,337	131,027
Distribution fees:
Class M3	137,228	218,379
Distribution and Service fees:
Class M4	146,491	423,454
Class M3	137,228	218,379

Total expenses	1,051,300	2,033,995
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(57,033)	(39,603)
Class M5 fees reimbursed by adviser	(77,457)	(98,762)
Class M4 fees reimbursed by adviser	(31,541)	(43,142)
Class M3 fees reimbursed by adviser	(29,354)	(27,275)

Net expenses:	855,915	1,825,213

Net investment income (loss)	4,324,814	7,768,695

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(68,731)	(117,456)
Investment transactions — affiliated issuers (Note 7)	(283,252)	(1,039,020)
Realized gain distributions — unaffiliated issuers	117,897	181,163
Realized gain distributions — affiliated issuers (Note 7)	4,774,489	8,044,217

Net realized gain (loss)	4,540,403	7,068,904

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(302,811)	(437,072)
Investment transactions — affiliated issuers (Note 7)	11,818,915	20,123,938

Net change in unrealized appreciation (depreciation)	11,516,104	19,686,866

Net realized gain (loss) and change in unrealized appreciation (depreciation)	16,056,507	26,755,770

Net increase (decrease) in net assets resulting from operations	$20,381,321	$34,524,465

The accompanying notes are an integral part of the financial statements.

46

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$190,324	$304,850	$92,641	$14,049
2,888,110	4,867,132	1,384,550	190,465

3,078,434	5,171,982	1,477,191	204,514

20,887	20,355	21,619	22,204
32,164	32,164	32,164	32,164
9,857	16,116	4,802	642
1,365	1,365	1,365	1,365
36,797	37,205	36,500	36,252
15,235	19,148	12,138	9,564
10,810	16,961	5,282	871
98,479	113,612	86,658	76,419
3,017	3,017	3,017	3,017

228,611	259,943	203,545	182,498

163,924	303,969	96,358	7,846
68,467	141,929	31,535	8,792
61,223	71,551	24,715	4,197

102,038	119,252	41,192	6,996

114,112	236,549	52,559	14,653
102,038	119,252	41,192	6,996

840,413	1,252,445	491,096	231,978

(55,428)	(42,832)	(44,057)	(63,939)
(91,400)	(120,228)	(97,926)	(44,392)
(36,999)	(51,565)	(31,534)	(49,569)
(32,933)	(27,424)	(24,557)	(23,879)

623,653	1,010,396	293,022	50,199

2,454,781	4,161,586	1,184,169	154,315

(42,224)	(62,356)	(17,539)	(3,406)
(272,515)	(1,028,863)	(25,954)	(60,112)
49,595	81,589	23,665	3,139
2,476,072	4,168,552	1,190,989	163,738

2,210,928	3,158,922	1,171,161	103,359

(115,558)	(190,336)	(58,263)	(8,708)
8,998,670	12,672,533	4,707,604	1,093,452

8,883,112	12,482,197	4,649,341	1,084,744

11,094,040	15,641,119	5,820,502	1,188,103

$13,548,821	$19,802,705	$7,004,671	$1,342,418

47

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement Balanced Fund
	Year Ended September 30, 2019	Period Ended September 30, 2018+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$810,153	$(12,178)
Net realized gain (loss)	805,565	235,702
Net change in unrealized appreciation (depreciation)	1,382,358	436,508

Net increase (decrease) in net assets resulting from operations	2,998,076	660,032

Distributions to shareholders (Note 2):
Class I	(302,771)	-	*
Class M5	(273,993)	-	*
Class M4	(420,708)	-	*
Class M3	(194,378)	-	*

Total distributions	(1,191,850)	-

Net fund share transactions (Note 5):
Class I	8,369,697	5,355,220
Class M5	109,014,199	8,841,575
Class M4	3,297,286	14,077,368
Class M3	915,469	6,275,016

Increase (decrease) in net assets from fund share transactions	121,596,651	34,549,179

Total increase (decrease) in net assets	123,402,877	35,209,211
Net assets*
Beginning of year	35,209,211	-

End of year	$158,612,088	$35,209,211

+	Fund commenced operations on February 16, 2018.
*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

48

MassMutual Select T. Rowe Price Retirement 2005 Fund			MassMutual Select T. Rowe Price Retirement 2010 Fund
Year Ended September 30, 2019	Period Ended September 30, 2018+		Year Ended September 30, 2019	Period Ended September 30, 2018+

$368,145	$8,147		$2,760,205	$19,717
227,604	5,162		2,600,786	22,477
960,786	168,962		1,977,342	989,306

1,556,535	182,271		7,338,333	1,031,500

(196,650)	-	*	(1,324,019)	-	*
(144,916)	-	*	(781,704)	-	*
(34,772)	-	*	(517,025)	-	*
(15,251)	-	*	(273,398)	-	*

(391,589)	-		(2,896,146)	-

7,792,141	4,861,114		43,523,680	19,596,699
343,170	7,672,022		(3,026,064)	32,550,305
948,409	2,037,056		2,254,863	20,214,600
596,130	887,368		(1,790,309)	14,945,253

9,679,850	15,457,560		40,962,170	87,306,857

10,844,796	15,639,831		45,404,357	88,338,357

15,639,831	-		88,338,357	-

$26,484,627	$15,639,831		$133,742,714	$88,338,357

49

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2015 Fund
	Year Ended September 30, 2019	Period Ended September 30, 2018+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,323,811	$20,997
Net realized gain (loss)	1,668,534	25,476
Net change in unrealized appreciation (depreciation)	3,194,872	815,166

Net increase (decrease) in net assets resulting from operations	7,187,217	861,639

Distributions to shareholders (Note 2):
Class I	(928,545)	-	*
Class M5	(1,194,090)	-	*
Class M4	(240,259)	-	*
Class M3	(182,792)	-	*

Total distributions	(2,545,686)	-

Net fund share transactions (Note 5):
Class I	26,867,843	26,994,601
Class M5	(2,587,815)	53,071,409
Class M4	1,290,307	11,639,565
Class M3	655,776	7,596,761

Increase (decrease) in net assets from fund share transactions	26,226,111	99,302,336

Total increase (decrease) in net assets	30,867,642	100,163,975
Net assets*
Beginning of year	100,163,975	-

End of year	$131,031,617	$100,163,975

+	Fund commenced operations on February 16, 2018.
*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

50

MassMutual Select T. Rowe Price Retirement 2020 Fund			MassMutual Select T. Rowe Price Retirement 2025 Fund
Year Ended September 30, 2019	Period Ended September 30, 2018+		Year Ended September 30, 2019	Period Ended September 30, 2018+

$11,319,127	$(102,090)		$6,126,578	$(86,318)
11,358,535	79,262		6,592,832	6,693
11,471,503	7,176,940		11,862,860	3,983,485

34,149,165	7,154,112		24,582,270	3,903,860

(3,437,606)	-	*	(2,301,367)	-	*
(5,153,643)	-	*	(2,822,407)	-	*
(2,930,615)	-	*	(1,125,831)	-	*
(1,236,920)	-	*	(836,639)	-	*

(12,758,784)	-		(7,086,244)	-

101,082,244	108,668,797		112,277,935	80,743,603
1,606,298	240,029,079		2,917,847	145,399,878
6,097,108	134,742,671		17,677,580	60,753,177
(3,368,135)	75,333,009		17,599,368	43,855,721

105,417,515	558,773,556		150,472,730	330,752,379

126,807,896	565,927,668		167,968,756	334,656,239

565,927,668	-		334,656,239	-

$692,735,564	$565,927,668		$502,624,995	$334,656,239

51

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2030 Fund
	Year Ended September 30, 2019	Period Ended September 30, 2018+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$13,991,159	$(542,516)
Net realized gain (loss)	15,010,351	(41,090)
Net change in unrealized appreciation (depreciation)	23,057,459	11,826,817

Net increase (decrease) in net assets resulting from operations	52,058,969	11,243,211

Distributions to shareholders (Note 2):
Class I	(3,891,424)	-	*
Class M5	(7,185,026)	-	*
Class M4	(3,874,767)	-	*
Class M3	(1,667,890)	-	*

Total distributions	(16,619,107)	-

Net fund share transactions (Note 5):
Class I	166,728,300	146,575,887
Class M5	15,207,255	403,826,224
Class M4	46,144,131	190,658,967
Class M3	3,405,026	122,564,642

Increase (decrease) in net assets from fund share transactions	231,484,712	863,625,720

Total increase (decrease) in net assets	266,924,574	874,868,931
Net assets*
Beginning of year	874,868,931	-

End of year	$1,141,793,505	$874,868,931

+	Fund commenced operations on February 16, 2018.
*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

52

MassMutual Select T. Rowe Price Retirement 2035 Fund			MassMutual Select T. Rowe Price Retirement 2040 Fund
Year Ended September 30, 2019	Period Ended September 30, 2018+		Year Ended September 30, 2019	Period Ended September 30, 2018+

$4,324,814	$(213,386)		$7,768,695	$(608,177)
4,540,403	(118,579)		7,068,904	(45,365)
11,516,104	3,826,730		19,686,866	9,151,543

20,381,321	3,494,765		34,524,465	8,498,001

(1,666,648)	-	*	(2,134,692)	-	*
(2,205,200)	-	*	(4,636,177)	-	*
(790,206)	-	*	(2,394,399)	-	*
(664,471)	-	*	(895,414)	-	*

(5,326,525)	-		(10,060,682)	-

94,496,456	69,972,427		113,452,266	98,148,569
14,829,949	135,333,039		14,816,788	312,293,090
9,883,555	53,244,491		51,651,032	130,454,194
5,650,985	49,659,412		6,009,488	85,827,982

124,860,945	308,209,369		185,929,574	626,723,835

139,915,741	311,704,134		210,393,357	635,221,836

311,704,134	-		635,221,836	-

$451,619,875	$311,704,134		$845,615,193	$635,221,836

53

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2045 Fund
	Year Ended September 30, 2019	Period Ended September 30, 2018+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,454,781	$(234,528)
Net realized gain (loss)	2,210,928	(95,568)
Net change in unrealized appreciation (depreciation)	8,883,112	3,101,957

Net increase (decrease) in net assets resulting from operations	13,548,821	2,771,861

Distributions to shareholders (Note 2):
Class I	(854,193)	-	*
Class M5	(1,521,303)	-	*
Class M4	(523,651)	-	*
Class M3	(409,006)	-	*

Total distributions	(3,308,153)	-

Net fund share transactions (Note 5):
Class I	65,717,446	40,776,614
Class M5	10,625,063	105,012,000
Class M4	11,852,221	39,328,891
Class M3	7,769,839	35,200,619

Increase (decrease) in net assets from fund share transactions	95,964,569	220,318,124

Total increase (decrease) in net assets	106,205,237	223,089,985
Net assets *
Beginning of year	223,089,985	-

End of year	$329,295,222	$223,089,985

+	Fund commenced operations on February 16, 2018.
*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

54

MassMutual Select T. Rowe Price Retirement 2050 Fund			MassMutual Select T. Rowe Price Retirement 2055 Fund
Year Ended September 30, 2019	Period Ended September 30, 2018+		Year Ended September 30, 2019	Period Ended September 30, 2018+

$4,161,586	$(371,359)		$1,184,169	$(101,136)
3,158,922	6,260		1,171,161	(21,923)
12,482,197	5,447,157		4,649,341	1,508,391

19,802,705	5,082,058		7,004,671	1,385,332

(942,819)	-	*	(331,818)	-	*
(2,833,186)	-	*	(880,982)	-	*
(1,271,412)	-	*	(226,477)	-	*
(452,516)	-	*	(164,088)	-	*

(5,499,933)	-		(1,603,365)	-

69,278,443	45,891,092		27,616,493	16,012,504
19,215,697	196,995,992		13,548,353	59,049,047
28,317,325	74,902,868		6,752,157	17,773,365
7,752,970	43,534,758		5,647,786	13,499,436

124,564,435	361,324,710		53,564,789	106,334,352

138,867,207	366,406,768		58,966,095	107,719,684

366,406,768	-		107,719,684	-

$505,273,975	$366,406,768		$166,685,779	$107,719,684

55

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2060 Fund
	Year Ended September 30, 2019	Period Ended September 30, 2018+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$154,315	$(12,511)
Net realized gain (loss)	103,359	2,460
Net change in unrealized appreciation (depreciation)	1,084,744	173,972

Net increase (decrease) in net assets resulting from operations	1,342,418	163,921

Distributions to shareholders (Note 2):
Class I	(77,246)	-	*
Class M5	(60,999)	-	*
Class M4	(73,216)	-	*
Class M3	(32,275)	-	*

Total distributions	(243,736)	-

Net fund share transactions (Note 5):
Class I	10,053,285	3,582,966
Class M5	4,466,830	2,996,228
Class M4	4,341,433	3,858,053
Class M3	1,204,199	2,093,042

Increase (decrease) in net assets from fund share transactions	20,065,747	12,530,289

Total increase (decrease) in net assets	21,164,429	12,694,210
Net assets *
Beginning of year	12,694,210	-

End of year	$33,858,639	$12,694,210

+	Fund commenced operations on February 16, 2018.
*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

56

MassMutual Select T. Rowe Price Retirement Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.22	$0.29	$0.44	$0.73	$(0.36)	$(0.13)	$(0.49)	$15.46	5.24%		$14,363	0.27%		0.01%		1.94%
9/30/18[g]	15.00	0.02	0.20	0.22	-	-	-	15.22	1.47%	[b]	5,429	0.41%	[a]	0.00%	[a]	0.25%	[a]
Class M5
9/30/19	$15.21	$0.08	$0.64	$0.72	$(0.32)	$(0.13)	$(0.45)	$15.48	5.11%		$118,872	0.42%		0.16%		0.53%
9/30/18[g]	15.00	0.01	0.20	0.21	-	-	-	15.21	1.40%	[b]	9,189	0.56%	[a]	0.15%	[a]	0.09%	[a]
Class M4
9/30/19	$15.18	$0.27	$0.41	$0.68	$(0.31)	$(0.13)	$(0.44)	$15.42	4.85%		$17,961	0.67%		0.40%		1.79%
9/30/18[g]	15.00	(0.02)	0.20	0.18	-	-	-	15.18	1.20%	[b]	14,251	0.81%	[a]	0.40%	[a]	(0.16%	)[a]
Class M3
9/30/19	$15.16	$0.25	$0.39	$0.64	$(0.28)	$(0.13)	$(0.41)	$15.39	4.61%		$7,417	0.92%		0.66%		1.68%
9/30/18[g]	15.00	(0.04)	0.20	0.16	-	-	-	15.16	1.07%	[b]	6,340	1.06%	[a]	0.65%	[a]	(0.41%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	19%	60%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

57

MassMutual Select T. Rowe Price Retirement 2005 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.19	$0.21	$0.66	$0.87	$(0.29)	$(0.03)	$(0.32)	$15.74	5.96%		$13,386	0.87%		0.02%		1.40%
9/30/18[g]	15.00	0.04	0.15	0.19	-	-	-	15.19	1.27%	[b]	4,932	2.26%	[a]	0.00%	[a]	0.38%	[a]
Class M5
9/30/19	$15.17	$0.34	$0.50	$0.84	$(0.27)	$(0.03)	$(0.30)	$15.71	5.80%		$8,422	1.03%		0.16%		2.26%
9/30/18[g]	15.00	0.02	0.15	0.17	-	-	-	15.17	1.13%	[b]	7,754	2.41%	[a]	0.15%	[a]	0.21%	[a]
Class M4
9/30/19	$15.15	$0.25	$0.56	$0.81	$(0.24)	$(0.03)	$(0.27)	$15.69	5.53%		$3,138	1.28%		0.41%		1.64%
9/30/18[g]	15.00	(0.00)[d]	0.15	0.15	-	-	-	15.15	1.00%	[b]	2,059	2.66%	[a]	0.40%	[a]	(0.05%	)[a]
Class M3
9/30/19	$15.12	$0.22	$0.55	$0.77	$(0.22)	$(0.03)	$(0.25)	$15.64	5.28%		$1,539	1.53%		0.66%		1.45%
9/30/18[g]	15.00	(0.03)	0.15	0.12	-	-	-	15.12	0.80%	[b]	895	2.91%	[a]	0.65%	[a]	(0.30%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	41%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

58

MassMutual Select T. Rowe Price Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.20	$0.34	$0.50	$0.84	$(0.37)	$(0.01)	$(0.38)	$15.66	5.84%		$65,842	0.16%		0.01%		2.26%
9/30/18[g]	15.00	0.02	0.18	0.20	-	-	-	15.20	1.33%	[b]	19,842	0.26%	[a]	0.00%[a]		0.33%	[a]
Class M5
9/30/19	$15.19	$0.36	$0.46	$0.82	$(0.35)	$(0.01)	$(0.36)	$15.65	5.70%		$30,690	0.31%		0.16%		2.43%
9/30/18[g]	15.00	0.01	0.18	0.19	-	-	-	15.19	1.27%	[b]	32,952	0.41%	[a]	0.15%	[a]	0.16%	[a]
Class M4
9/30/19	$15.17	$0.31	$0.46	$0.77	$(0.32)	$(0.01)	$(0.33)	$15.61	5.37%		$23,473	0.56%		0.41%		2.06%
9/30/18[g]	15.00	(0.01)	0.18	0.17	-	-	-	15.17	1.13%	[b]	20,459	0.66%	[a]	0.40%	[a]	(0.08%	)[a]
Class M3
9/30/19	$15.14	$0.26	$0.48	$0.74	$(0.28)	$(0.01)	$(0.29)	$15.59	5.15%		$13,737	0.81%		0.66%		1.74%
9/30/18[g]	15.00	(0.04)	0.18	0.14	-	-	-	15.14	0.93%	[b]	15,085	0.91%	[a]	0.65%	[a]	(0.33%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	27%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

59

MassMutual Select T. Rowe Price Retirement 2015 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.21	$0.30	$0.49	$0.79	$(0.34)	$(0.02)	$(0.36)	$15.64	5.52%		$56,389	0.17%		0.01%		1.99%
9/30/18[g]	15.00	0.02	0.19	0.21	-	-	-	15.21	1.40%	[b]	27,304	0.34%	[a]	0.00%[a]		0.29%	[a]
Class M5
9/30/19	$15.19	$0.32	$0.46	$0.78	$(0.33)	$(0.02)	$(0.35)	$15.62	5.44%		$52,284	0.32%		0.16%		2.14%
9/30/18[g]	15.00	0.01	0.18	0.19	-	-	-	15.19	1.27%	[b]	53,386	0.49%	[a]	0.15%	[a]	0.14%	[a]
Class M4
9/30/19	$15.17	$0.23	$0.51	$0.74	$(0.29)	$(0.02)	$(0.31)	$15.60	5.15%		$13,738	0.57%		0.41%		1.52%
9/30/18[g]	15.00	(0.01)	0.18	0.17	-	-	-	15.17	1.13%	[b]	11,781	0.74%	[a]	0.40%	[a]	(0.12%	)[a]
Class M3
9/30/19	$15.15	$0.28	$0.41	$0.69	$(0.26)	$(0.02)	$(0.28)	$15.56	4.84%		$8,621	0.82%		0.66%		1.89%
9/30/18[g]	15.00	(0.04)	0.19	0.15	-	-	-	15.15	1.00%	[b]	7,694	0.99%	[a]	0.65%	[a]	(0.37%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	32%	19%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

60

MassMutual Select T. Rowe Price Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.23	$0.27	$0.47	$0.74	$(0.33)	$(0.01)	$(0.34)	$15.63	5.20%		$219,375	0.05%		0.02%		1.81%
9/30/18[g]	15.00	0.02	0.21	0.23	-	-	-	15.23	1.53%	[b]	110,027	0.05%	[a]	0.00%	[a]	0.25%	[a]
Class M5
9/30/19	$15.21	$0.29	$0.43	$0.72	$(0.31)	$(0.01)	$(0.32)	$15.61	5.07%		$251,317	0.20%		0.17%		1.93%
9/30/18[g]	15.00	0.01	0.20	0.21	-	-	-	15.21	1.40%	[b]	243,194	0.20%	[a]	0.15%	[a]	0.09%	[a]
Class M4
9/30/19	$15.19	$0.26	$0.42	$0.68	$(0.28)	$(0.01)	$(0.29)	$15.58	4.79%		$147,162	0.45%		0.42%		1.77%
9/30/18[g]	15.00	(0.01)	0.20	0.19	-	-	-	15.19	1.27%	[b]	136,540	0.45%	[a]	0.40%	[a]	(0.16%	)[a]
Class M3
9/30/19	$15.17	$0.21	$0.43	$0.64	$(0.24)	$(0.01)	$(0.25)	$15.56	4.49%		$74,882	0.70%		0.67%		1.39%
9/30/18[g]	15.00	(0.04)	0.21	0.17	-	-	-	15.17	1.13%	[b]	76,167	0.70%	[a]	0.65%	[a]	(0.41%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	19%	11%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

61

MassMutual Select T. Rowe Price Retirement 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.23	$0.22	$0.47	$0.69	$(0.29)	$(0.01)	$(0.30)	$15.62	4.91%		$202,728	0.06%		0.02%		1.43%
9/30/18[g]	15.00	0.02	0.21	0.23	-	-	-	15.23	1.53%	[b]	81,689	0.09%	[a]	0.00%[a]		0.20%	[a]
Class M5
9/30/19	$15.22	$0.26	$0.41	$0.67	$(0.28)	$(0.01)	$(0.29)	$15.60	4.72%		$154,071	0.21%		0.16%		1.73%
9/30/18[g]	15.00	0.00 [d]	0.22	0.22	-	-	-	15.22	1.47%	[b]	147,045	0.24%	[a]	0.15%	[a]	0.05%	[a]
Class M4
9/30/19	$15.20	$0.20	$0.44	$0.64	$(0.25)	$(0.01)	$(0.26)	$15.58	4.48%		$81,705	0.46%		0.41%		1.33%
9/30/18[g]	15.00	(0.02)	0.22	0.20	-	-	-	15.20	1.33%	[b]	61,589	0.49%	[a]	0.40%	[a]	(0.20%	)[a]
Class M3
9/30/19	$15.17	$0.16	$0.44	$0.60	$(0.23)	$(0.01)	$(0.24)	$15.53	4.23%		$64,120	0.71%		0.66%		1.10%
9/30/18[g]	15.00	(0.04)	0.21	0.17	-	-	-	15.17	1.13%	[b]	44,333	0.74%	[a]	0.65%	[a]	(0.45%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	14%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

62

MassMutual Select T. Rowe Price Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.23	$0.20	$0.45	$0.65	$(0.28)	$(0.00)[d]	$(0.28)	$15.60	4.61%		$329,602	0.04%		0.01%		1.37%
9/30/18[g]	15.00	0.01	0.22	0.23	-	-	-	15.23	1.53%	[b]	148,473	0.04%	[a]	0.00%[a]		0.16%	[a]
Class M5
9/30/19	$15.22	$0.23	$0.39	$0.62	$(0.26)	$(0.00)[d]	$(0.26)	$15.58	4.41%		$434,061	0.19%		0.16%		1.53%
9/30/18[g]	15.00	0.00 [d]	0.22	0.22	-	-	-	15.22	1.47%	[b]	409,120	0.19%	[a]	0.15%	[a]	0.00%	[a]
Class M4
9/30/19	$15.20	$0.20	$0.39	$0.59	$(0.24)	$(0.00)[d]	$(0.24)	$15.55	4.16%		$247,113	0.44%		0.41%		1.34%
9/30/18[g]	15.00	(0.02)	0.22	0.20	-	-	-	15.20	1.33%	[b]	193,313	0.44%	[a]	0.40%	[a]	(0.25%	)[a]
Class M3
9/30/19	$15.17	$0.15	$0.41	$0.56	$(0.20)	$(0.00)[d]	$(0.20)	$15.53	3.93%		$131,017	0.69%		0.66%		1.01%
9/30/18[g]	15.00	(0.05)	0.22	0.17	-	-	-	15.17	1.13%	[b]	123,963	0.69%	[a]	0.65%	[a]	(0.50%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	12%	7%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

63

MassMutual Select T. Rowe Price Retirement 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.24	$0.17	$0.42	$0.59	$(0.25)	$(0.00)[d]	$(0.25)	$15.58	4.23%		$172,985	0.07%		0.02%		1.15%
9/30/18[g]	15.00	0.01	0.23	0.24	-	-	-	15.24	1.60%	[b]	70,756	0.10%	[a]	0.00%	[a]	0.12%	[a]
Class M5
9/30/19	$15.23	$0.20	$0.37	$0.57	$(0.24)	$(0.00)[d]	$(0.24)	$15.56	4.05%		$155,562	0.22%		0.16%		1.31%
9/30/18[g]	15.00	(0.00)[d]	0.23	0.23	-	-	-	15.23	1.53%	[b]	136,793	0.25%	[a]	0.15%	[a]	(0.03%	)[a]
Class M4
9/30/19	$15.20	$0.16	$0.38	$0.54	$(0.21)	$(0.00)[d]	$(0.21)	$15.53	3.81%		$65,583	0.47%		0.41%		1.05%
9/30/18[g]	15.00	(0.03)	0.23	0.20	-	-	-	15.20	1.33%	[b]	54,036	0.50%	[a]	0.40%	[a]	(0.28%	)[a]
Class M3
9/30/19	$15.18	$0.12	$0.39	$0.51	$(0.19)	$(0.00)[d]	$(0.19)	$15.50	3.57%		$57,490	0.72%		0.66%		0.80%
9/30/18[g]	15.00	(0.05)	0.23	0.18	-	-	-	15.18	1.20%	[b]	50,119	0.75%	[a]	0.65%	[a]	(0.53%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	12%	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

64

MassMutual Select T. Rowe Price Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.24	$0.16	$0.40	$0.56	$(0.24)	$(0.00)[d]	$(0.24)	$15.56	3.97%		$223,242	0.04%		0.02%		1.05%
9/30/18[g]	15.00	0.01	0.23	0.24	-	-	-	15.24	1.60%	[b]	99,534	0.05%	[a]	0.00%	[a]	0.08%	[a]
Class M5
9/30/19	$15.23	$0.18	$0.35	$0.53	$(0.22)	$(0.00)[d]	$(0.22)	$15.54	3.77%		$337,741	0.19%		0.16%		1.20%
9/30/18[g]	15.00	(0.01)	0.24	0.23	-	-	-	15.23	1.53%	[b]	316,521	0.20%	[a]	0.15%	[a]	(0.07%	)[a]
Class M4
9/30/19	$15.21	$0.15	$0.34	$0.49	$(0.20)	$(0.00)[d]	$(0.20)	$15.50	3.48%		$189,684	0.44%		0.42%		1.00%
9/30/18[g]	15.00	(0.03)	0.24	0.21	-	-	-	15.21	1.40%	[b]	132,361	0.45%	[a]	0.40%	[a]	(0.32%	)[a]
Class M3
9/30/19	$15.18	$0.09	$0.38	$0.47	$(0.16)	$(0.00)[d]	$(0.16)	$15.49	3.30%		$94,948	0.69%		0.66%		0.64%
9/30/18[g]	15.00	(0.05)	0.23	0.18	-	-	-	15.18	1.20%	[b]	86,806	0.70%	[a]	0.65%	[a]	(0.57%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	10%	6%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

65

MassMutual Select T. Rowe Price Retirement 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.25	$0.14	$0.38	$0.52	$(0.23)	$(0.00)[d]	$(0.23)	$15.54	3.71%		$111,981	0.08%		0.01%		0.91%
9/30/18[g]	15.00	0.01	0.24	0.25	-	-	-	15.25	1.67%	[b]	41,249	0.12%	[a]	0.00%[a]		0.06%	[a]
Class M5
9/30/19	$15.23	$0.16	$0.35	$0.51	$(0.21)	$(0.00)[d]	$(0.21)	$15.53	3.64%		$119,760	0.23%		0.15%		1.08%
9/30/18[g]	15.00	(0.01)	0.24	0.23	-	-	-	15.23	1.53%	[b]	106,428	0.27%	[a]	0.15%	[a]	(0.09%	)[a]
Class M4
9/30/19	$15.21	$0.12	$0.35	$0.47	$(0.18)	$(0.00)[d]	$(0.18)	$15.50	3.35%		$53,040	0.48%		0.40%		0.78%
9/30/18[g]	15.00	(0.03)	0.24	0.21	-	-	-	15.21	1.40%	[b]	39,913	0.52%	[a]	0.40%	[a]	(0.34%	)[a]
Class M3
9/30/19	$15.19	$0.08	$0.36	$0.44	$(0.16)	$(0.00)[d]	$(0.16)	$15.47	3.08%		$44,515	0.73%		0.65%		0.55%
9/30/18[g]	15.00	(0.05)	0.24	0.19	-	-	-	15.19	1.27%	[b]	35,501	0.77%	[a]	0.65%	[a]	(0.59%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	10%	8%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

66

MassMutual Select T. Rowe Price Retirement 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.25	$0.13	$0.40	$0.53	$(0.23)	$(0.00)[d]	$(0.23)	$15.55	3.75%		$121,897	0.06%		0.01%		0.90%
9/30/18[g]	15.00	0.00 [d]	0.25	0.25	-	-	-	15.25	1.67%	[b]	46,555	0.08%	[a]	0.00%	[a]	0.06%	[a]
Class M5
9/30/19	$15.23	$0.16	$0.35	$0.51	$(0.21)	$(0.00)[d]	$(0.21)	$15.53	3.62%		$223,250	0.21%		0.15%		1.11%
9/30/18[g]	15.00	(0.01)	0.24	0.23	-	-	-	15.23	1.53%	[b]	199,760	0.23%	[a]	0.15%	[a]	(0.09%	)[a]
Class M4
9/30/19	$15.21	$0.14	$0.33	$0.47	$(0.19)	$(0.00)[d]	$(0.19)	$15.49	3.33%		$106,909	0.46%		0.41%		0.93%
9/30/18[g]	15.00	(0.03)	0.24	0.21	-	-	-	15.21	1.40%	[b]	76,013	0.48%	[a]	0.40%	[a]	(0.34%	)[a]
Class M3
9/30/19	$15.19	$0.08	$0.35	$0.43	$(0.15)	$(0.00)[d]	$(0.15)	$15.47	3.03%		$53,218	0.71%		0.65%		0.54%
9/30/18[g]	15.00	(0.05)	0.24	0.19	-	-	-	15.19	1.27%	[b]	44,079	0.73%	[a]	0.65%	[a]	(0.59%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	10%	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

67

MassMutual Select T. Rowe Price Retirement 2055 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.25	$0.13	$0.39	$0.52	$(0.23)	$(0.00)[d]	$(0.23)	$15.54	3.70%		$46,245	0.15%		0.01%		0.85%
9/30/18[g]	15.00	(0.00)[d]	0.25	0.25	-	-	-	15.25	1.67%	[b]	16,170	0.24%	[a]	0.00%[a]		0.06%	[a]
Class M5
9/30/19	$15.23	$0.16	$0.34	$0.50	$(0.21)	$(0.00)[d]	$(0.21)	$15.52	3.57%		$75,163	0.30%		0.15%		1.06%
9/30/18[g]	15.00	(0.01)	0.24	0.23	-	-	-	15.23	1.53%	[b]	59,887	0.39%	[a]	0.15%	[a]	(0.09%	)[a]
Class M4
9/30/19	$15.21	$0.11	$0.36	$0.47	$(0.18)	$(0.00)[d]	$(0.18)	$15.50	3.34%		$25,459	0.55%		0.40%		0.71%
9/30/18[g]	15.00	(0.03)	0.24	0.21	-	-	-	15.21	1.40%	[b]	18,047	0.64%	[a]	0.40%	[a]	(0.34%	)[a]
Class M3
9/30/19	$15.19	$0.08	$0.35	$0.43	$(0.16)	$(0.00)[d]	$(0.16)	$15.46	3.05%		$19,819	0.80%		0.65%		0.51%
9/30/18[g]	15.00	(0.05)	0.24	0.19	-	-	-	15.19	1.27%	[b]	13,616	0.89%	[a]	0.65%	[a]	(0.59%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	9%	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

68

MassMutual Select T. Rowe Price Retirement 2060 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.25	$0.12	$0.39	$0.51	$(0.23)	$(0.02)	$(0.25)	$15.51	3.67%		$14,159	0.85%		0.01%		0.79%
9/30/18[g]	15.00	0.00 [d]	0.25	0.25	-	-	-	15.25	1.67%	[b]	3,616	2.35%	[a]	0.00%[a]		0.06%	[a]
Class M5
9/30/19	$15.24	$0.12	$0.36	$0.48	$(0.21)	$(0.02)	$(0.23)	$15.49	3.50%		$7,791	1.00%		0.15%		0.78%
9/30/18[g]	15.00	(0.01)	0.25	0.24	-	-	-	15.24	1.60%	[b]	3,032	2.50%	[a]	0.15%	[a]	(0.09%	)[a]
Class M4
9/30/19	$15.21	$0.10	$0.36	$0.46	$(0.19)	$(0.02)	$(0.21)	$15.46	3.34%		$8,489	1.25%		0.40%		0.68%
9/30/18[g]	15.00	(0.02)	0.23	0.21	-	-	-	15.21	1.40%	[b]	3,919	2.75%	[a]	0.40%	[a]	(0.34%	)[a]
Class M3
9/30/19	$15.19	$0.07	$0.35	$0.42	$(0.17)	$(0.02)	$(0.19)	$15.42	3.03%		$3,420	1.50%		0.65%		0.49%
9/30/18[g]	15.00	(0.04)	0.23	0.19	-	-	-	15.19	1.27%	[b]	2,126	3.00%	[a]	0.65%	[a]	(0.59%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	16%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

69

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 13 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select T. Rowe Price Retirement Balanced Fund (“MM Select T. Rowe Price Retirement Balanced Fund”)

MassMutual Select T. Rowe Price Retirement 2005 Fund (“MM Select T. Rowe Price Retirement 2005 Fund”)

MassMutual Select T. Rowe Price Retirement 2010 Fund (“MM Select T. Rowe Price Retirement 2010 Fund”)

MassMutual Select T. Rowe Price Retirement 2015 Fund (“MM Select T. Rowe Price Retirement 2015 Fund”)

MassMutual Select T. Rowe Price Retirement 2020 Fund (“MM Select T. Rowe Price Retirement 2020 Fund”)

MassMutual Select T. Rowe Price Retirement 2025 Fund (“MM Select T. Rowe Price Retirement 2025 Fund”)

MassMutual Select T. Rowe Price Retirement 2030 Fund (“MM Select T. Rowe Price Retirement 2030 Fund”)

MassMutual Select T. Rowe Price Retirement 2035 Fund (“MM Select T. Rowe Price Retirement 2035 Fund”)

MassMutual Select T. Rowe Price Retirement 2040 Fund (“MM Select T. Rowe Price Retirement 2040 Fund”)

MassMutual Select T. Rowe Price Retirement 2045 Fund (“MM Select T. Rowe Price Retirement 2045 Fund”)

MassMutual Select T. Rowe Price Retirement 2050 Fund (“MM Select T. Rowe Price Retirement 2050 Fund”)

MassMutual Select T. Rowe Price Retirement 2055 Fund (“MM Select T. Rowe Price Retirement 2055 Fund”)

MassMutual Select T. Rowe Price Retirement 2060 Fund (“MM Select T. Rowe Price Retirement 2060 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The Funds invest their investable assets primarily in shares of series of the Trust and T. Rowe Price Funds (together, the “Underlying Funds”). The financial statements included herein are those of the Funds. The financial statements of the applicable Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Investment Advisers, LLC (“MML Advisers”) at 1-888-309-3539.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

New Disclosure Requirements

Pursuant to amendments to certain disclosure requirements in Regulation S-X adopted by the SEC, the presentation of certain disclosures within the Statements of Assets and Liabilities and the Statements of Changes in Net Assets have been conformed to meet these new requirements. There is no longer a requirement to present the components of distributable earnings on the Statements of Assets and Liabilities. Adjustments to the Statements of Changes in Net Assets include updates to prior year distributions to shareholders, distributions in excess of net investment income, and undistributed net investment income.

70

Notes to Financial Statements (Continued)

The following is a summary of the previously disclosed amounts, as reported at September 30, 2018:

	MM Select T. Rowe Price Retirement Balanced Fund	MM Select T. Rowe Price Retirement 2005 Fund	MM Select T. Rowe Price Retirement 2010 Fund	MM Select T. Rowe Price Retirement 2015 Fund	MM Select T. Rowe Price Retirement 2020 Fund	MM Select T. Rowe Price Retirement 2025 Fund	MM Select T. Rowe Price Retirement 2030 Fund
Undistributed (accumulated) net investment income (loss) at end of period	$(933)	$8,431	$27,916	$25,937	$(8,980)	$(4,422)	$(13,217)

	MM Select T. Rowe Price Retirement 2035 Fund	MM Select T. Rowe Price Retirement 2040 Fund	MM Select T. Rowe Price Retirement 2045 Fund	MM Select T. Rowe Price Retirement 2050 Fund	MM Select T. Rowe Price Retirement 2055 Fund	MM Select T. Rowe Price Retirement 2060 Fund
Undistributed (accumulated) net investment income (loss) at end of period	$(3,919)	$(212,988)	$(47,198)	$(156,619)	$(8,657)	$(142)

The Funds did not have any distributions to shareholders from net investment income and net realized gains during the year ended September 30, 2018.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

71

Notes to Financial Statements (Continued)

Each Fund characterized all investments at Level 1, as of September 30, 2019. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no Level 3 transfers during the year ended September 30, 2019.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain Underlying Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

72

Notes to Financial Statements (Continued)

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadviser

MML Advisers, a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. MML Advisers does not receive advisory fees in return for these services.

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), for each Fund.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2005 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2010 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2015 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2020 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2025 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2030 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2035 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2040 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2045 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2050 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2055 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2060 Fund	None	0.15%	0.15%	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class M4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class M3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

73

Notes to Financial Statements (Continued)

Expense Caps and Waivers

Effective October 18, 2018, MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund*	0.34%	0.49%	0.74%	0.99%
MM Select T. Rowe Price Retirement 2005 Fund*	0.38%	0.53%	0.78%	1.03%
MM Select T. Rowe Price Retirement 2010 Fund*	0.38%	0.53%	0.78%	1.03%
MM Select T. Rowe Price Retirement 2015 Fund*	0.41%	0.56%	0.81%	1.06%
MM Select T. Rowe Price Retirement 2020 Fund*	0.45%	0.60%	0.85%	1.10%
MM Select T. Rowe Price Retirement 2025 Fund*	0.48%	0.63%	0.88%	1.13%
MM Select T. Rowe Price Retirement 2030 Fund*	0.51%	0.66%	0.91%	1.16%
MM Select T. Rowe Price Retirement 2035 Fund*	0.54%	0.69%	0.94%	1.19%
MM Select T. Rowe Price Retirement 2040 Fund*	0.56%	0.71%	0.96%	1.21%
MM Select T. Rowe Price Retirement 2045 Fund*	0.56%	0.71%	0.96%	1.21%
MM Select T. Rowe Price Retirement 2050 Fund*	0.56%	0.71%	0.96%	1.21%
MM Select T. Rowe Price Retirement 2055 Fund*	0.56%	0.71%	0.96%	1.21%
MM Select T. Rowe Price Retirement 2060 Fund*	0.56%	0.71%	0.96%	1.21%

*	Expense caps in effect through January 31, 2020.

Prior to October 18, 2018, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2005 Fund	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2010 Fund	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2015 Fund	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2020 Fund	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2025 Fund	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2030 Fund	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2035 Fund	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2040 Fund	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2045 Fund	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2050 Fund	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2055 Fund	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2060 Fund	0.00%	0.15%	0.40%	0.65%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

74

Notes to Financial Statements (Continued)

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2019:

Total % Ownership by Related Party
MM Select T. Rowe Price Retirement Balanced Fund	22.7%
MM Select T. Rowe Price Retirement 2005 Fund	53.0%
MM Select T. Rowe Price Retirement 2010 Fund	61.9%
MM Select T. Rowe Price Retirement 2015 Fund	70.6%
MM Select T. Rowe Price Retirement 2020 Fund	75.3%
MM Select T. Rowe Price Retirement 2025 Fund	68.5%
MM Select T. Rowe Price Retirement 2030 Fund	75.0%
MM Select T. Rowe Price Retirement 2035 Fund	69.9%
MM Select T. Rowe Price Retirement 2040 Fund	76.3%
MM Select T. Rowe Price Retirement 2045 Fund	71.4%
MM Select T. Rowe Price Retirement 2050 Fund	77.8%
MM Select T. Rowe Price Retirement 2055 Fund	77.3%
MM Select T. Rowe Price Retirement 2060 Fund	59.5%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds (excluding short-term investments) for the period ended September 30, 2019, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
MM Select T. Rowe Price Retirement Balanced Fund	$-	$134,904,421	$-	$12,673,820
MM Select T. Rowe Price Retirement 2005 Fund	-	18,685,846	-	8,673,183
MM Select T. Rowe Price Retirement 2010 Fund	-	76,842,589	-	32,694,157
MM Select T. Rowe Price Retirement 2015 Fund	-	65,399,948	-	36,754,091
MM Select T. Rowe Price Retirement 2020 Fund	-	240,108,309	-	121,799,430
MM Select T. Rowe Price Retirement 2025 Fund	-	214,575,632	-	57,593,655
MM Select T. Rowe Price Retirement 2030 Fund	-	368,949,850	-	123,432,544
MM Select T. Rowe Price Retirement 2035 Fund	-	172,576,502	-	43,777,826
MM Select T. Rowe Price Retirement 2040 Fund	-	266,900,523	-	74,938,535
MM Select T. Rowe Price Retirement 2045 Fund	-	125,005,949	-	27,330,156
MM Select T. Rowe Price Retirement 2050 Fund	-	170,173,440	-	42,638,666
MM Select T. Rowe Price Retirement 2055 Fund	-	65,930,054	-	11,547,603
MM Select T. Rowe Price Retirement 2060 Fund	-	23,669,478	-	3,518,342

75

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2019		Period Ended September 30, 2018

	Shares	Amount	Shares	Amount

MM Select T. Rowe Price Retirement Balanced Fund Class I*
Sold	715,063	$10,523,961	494,288	$7,427,850
Issued as reinvestment of dividends	22,020	302,771	-	-
Redeemed	(165,003)	(2,457,035)	(137,537)	(2,072,630)

Net increase (decrease)	572,080	$8,369,697	356,751	$5,355,220

MM Select T. Rowe Price Retirement Balanced Fund Class M5*
Sold	7,310,111	$112,575,729	2,138,292	$32,099,811
Issued as reinvestment of dividends	19,869	273,993	-	-
Redeemed	(256,202)	(3,835,523)	(1,534,281)	(23,258,236)

Net increase (decrease)	7,073,778	$109,014,199	604,011	$8,841,575

MM Select T. Rowe Price Retirement Balanced Fund Class M4*
Sold	381,996	$5,662,771	1,132,005	$16,985,251
Issued as reinvestment of dividends	30,575	420,708	-	-
Redeemed	(186,638)	(2,786,193)	(193,474)	(2,907,883)

Net increase (decrease)	225,933	$3,297,286	938,531	$14,077,368

MM Select T. Rowe Price Retirement Balanced Fund Class M3*
Sold	171,862	$2,548,969	502,641	$7,544,916
Issued as reinvestment of dividends	14,126	194,378	-	-
Redeemed	(122,194)	(1,827,878)	(84,470)	(1,269,900)

Net increase (decrease)	63,794	$915,469	418,171	$6,275,016

MM Select T. Rowe Price Retirement 2005 Fund Class I*
Sold	802,012	$11,968,942	377,866	$5,658,569
Issued as reinvestment of dividends	14,056	196,650	-	-
Redeemed	(290,650)	(4,373,451)	(53,073)	(797,455)

Net increase (decrease)	525,418	$7,792,141	324,793	$4,861,114

MM Select T. Rowe Price Retirement 2005 Fund Class M5*
Sold	154,444	$2,332,076	608,244	$9,128,029
Issued as reinvestment of dividends	10,366	144,916	-	-
Redeemed	(140,063)	(2,133,822)	(96,969)	(1,456,007)

Net increase (decrease)	24,747	$343,170	511,275	$7,672,022

MM Select T. Rowe Price Retirement 2005 Fund Class M4*
Sold	92,736	$1,371,799	180,020	$2,699,604
Issued as reinvestment of dividends	2,486	34,772	-	-
Redeemed	(31,241)	(458,162)	(44,071)	(662,548)

Net increase (decrease)	63,981	$948,409	135,949	$2,037,056

76

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Period Ended September 30, 2018

	Shares	Amount	Shares	Amount

MM Select T. Rowe Price Retirement 2005 Fund Class M3*
Sold	94,140	$1,441,159	104,102	$1,562,786
Issued as reinvestment of dividends	973	13,589	-	-
Redeemed	(55,900)	(858,618)	(44,930)	(675,418)

Net increase (decrease)	39,213	$596,130	59,172	$887,368

MM Select T. Rowe Price Retirement 2010 Fund Class I*
Sold	3,480,969	$52,363,263	1,430,371	$21,479,659
Issued as reinvestment of dividends	95,805	1,324,019	-	-
Redeemed	(677,620)	(10,163,602)	(125,186)	(1,882,960)

Net increase (decrease)	2,899,154	$43,523,680	1,305,185	$19,596,699

MM Select T. Rowe Price Retirement 2010 Fund Class M5*
Sold	208,173	$3,098,309	2,833,364	$42,524,217
Issued as reinvestment of dividends	56,563	781,704	-	-
Redeemed	(472,331)	(6,906,077)	(664,184)	(9,973,912)

Net increase (decrease)	(207,595)	$(3,026,064)	2,169,180	$32,550,305

MM Select T. Rowe Price Retirement 2010 Fund Class M4*
Sold	959,088	$14,493,387	1,577,965	$23,653,033
Issued as reinvestment of dividends	37,411	517,025	-	-
Redeemed	(841,921)	(12,755,549)	(229,148)	(3,438,433)

Net increase (decrease)	154,578	$2,254,863	1,348,817	$20,214,600

MM Select T. Rowe Price Retirement 2010 Fund Class M3*
Sold	158,810	$2,339,321	1,107,903	$16,618,127
Issued as reinvestment of dividends	19,769	273,398	-	-
Redeemed	(293,607)	(4,403,028)	(111,889)	(1,672,874)

Net increase (decrease)	(115,028)	$(1,790,309)	996,014	$14,945,253

MM Select T. Rowe Price Retirement 2015 Fund Class I*
Sold	2,921,985	$43,464,100	2,021,697	$30,407,713
Issued as reinvestment of dividends	67,876	928,545	-	-
Redeemed	(1,180,373)	(17,524,802)	(226,345)	(3,413,112)

Net increase (decrease)	1,809,488	$26,867,843	1,795,352	$26,994,601

MM Select T. Rowe Price Retirement 2015 Fund Class M5*
Sold	207,254	$3,077,805	3,859,764	$58,277,932
Issued as reinvestment of dividends	87,287	1,194,090	-	-
Redeemed	(460,776)	(6,859,710)	(346,262)	(5,206,523)

Net increase (decrease)	(166,235)	$(2,587,815)	3,513,502	$53,071,409

MM Select T. Rowe Price Retirement 2015 Fund Class M4*
Sold	520,739	$7,643,194	909,509	$13,639,463
Issued as reinvestment of dividends	17,563	240,259	-	-
Redeemed	(434,108)	(6,593,146)	(132,921)	(1,999,898)

Net increase (decrease)	104,194	$1,290,307	776,588	$11,639,565

MM Select T. Rowe Price Retirement 2015 Fund Class M3*
Sold	302,940	$4,449,202	731,794	$10,974,514
Issued as reinvestment of dividends	13,362	182,792	-	-
Redeemed	(270,206)	(3,976,218)	(223,849)	(3,377,753)

Net increase (decrease)	46,096	$655,776	507,945	$7,596,761

77

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Period Ended September 30, 2018

	Shares	Amount	Shares	Amount

MM Select T. Rowe Price Retirement 2020 Fund Class I*
Sold	8,843,169	$131,770,115	8,010,064	$120,472,198
Issued as reinvestment of dividends	254,826	3,437,606	-	-
Redeemed	(2,287,599)	(34,125,477)	(783,662)	(11,803,401)

Net increase (decrease)	6,810,396	$101,082,244	7,226,402	$108,668,797

MM Select T. Rowe Price Retirement 2020 Fund Class M5*
Sold	1,899,483	$28,406,581	17,567,791	$263,744,752
Issued as reinvestment of dividends	382,034	5,153,643	-	-
Redeemed	(2,170,204)	(31,953,926)	(1,580,515)	(23,715,673)

Net increase (decrease)	111,313	$1,606,298	15,987,276	$240,029,079

MM Select T. Rowe Price Retirement 2020 Fund Class M4*
Sold	3,641,894	$53,642,198	10,197,216	$152,874,661
Issued as reinvestment of dividends	217,243	2,930,614	-	-
Redeemed	(3,402,739)	(50,475,704)	(1,207,801)	(18,131,990)

Net increase (decrease)	456,398	$6,097,108	8,989,415	$134,742,671

MM Select T. Rowe Price Retirement 2020 Fund Class M3*
Sold	1,118,238	$16,614,183	5,918,476	$88,775,573
Issued as reinvestment of dividends	91,624	1,236,920	-	-
Redeemed	(1,420,528)	(21,219,238)	(896,166)	(13,442,564)

Net increase (decrease)	(210,666)	$(3,368,135)	5,022,310	$75,333,009

MM Select T. Rowe Price Retirement 2025 Fund Class I*
Sold	8,890,099	$131,530,176	5,946,748	$89,574,281
Issued as reinvestment of dividends	172,516	2,301,367	-	-
Redeemed	(1,448,913)	(21,553,608)	(584,266)	(8,830,678)

Net increase (decrease)	7,613,702	$112,277,935	5,362,482	$80,743,603

MM Select T. Rowe Price Retirement 2025 Fund Class M5*
Sold	1,613,989	$23,948,276	10,686,615	$160,780,344
Issued as reinvestment of dividends	211,575	2,822,407	-	-
Redeemed	(1,613,561)	(23,852,836)	(1,024,066)	(15,380,466)

Net increase (decrease)	212,003	$2,917,847	9,662,549	$145,399,878

MM Select T. Rowe Price Retirement 2025 Fund Class M4*
Sold	2,077,684	$30,828,841	4,541,660	$68,096,833
Issued as reinvestment of dividends	84,395	1,125,831	-	-
Redeemed	(969,895)	(14,277,092)	(488,493)	(7,343,656)

Net increase (decrease)	1,192,184	$17,677,580	4,053,167	$60,753,177

MM Select T. Rowe Price Retirement 2025 Fund Class M3*
Sold	1,695,979	$24,966,869	3,118,590	$46,794,436
Issued as reinvestment of dividends	62,764	836,639	-	-
Redeemed	(552,348)	(8,204,140)	(196,461)	(2,938,715)

Net increase (decrease)	1,206,395	$17,599,368	2,922,129	$43,855,721

MM Select T. Rowe Price Retirement 2030 Fund Class I*
Sold	13,050,410	$192,196,785	10,084,554	$151,677,820
Issued as reinvestment of dividends	295,252	3,891,424	-	-
Redeemed	(1,964,370)	(29,359,909)	(338,565)	(5,101,933)

Net increase (decrease)	11,381,292	$166,728,300	9,745,989	$146,575,887

78

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Period Ended September 30, 2018

	Shares	Amount	Shares	Amount

MM Select T. Rowe Price Retirement 2030 Fund Class M5*
Sold	3,188,555	$47,400,864	28,261,816	$424,528,602
Issued as reinvestment of dividends	545,146	7,185,026	-	-
Redeemed	(2,760,716)	(39,378,635)	(1,382,042)	(20,702,378)

Net increase (decrease)	972,985	$15,207,255	26,879,774	$403,826,224

MM Select T. Rowe Price Retirement 2030 Fund Class M4*
Sold	6,247,960	$91,709,076	13,890,820	$208,267,303
Issued as reinvestment of dividends	293,988	3,874,767	-	-
Redeemed	(3,369,443)	(49,439,712)	(1,170,464)	(17,608,336)

Net increase (decrease)	3,172,505	$46,144,131	12,720,356	$190,658,967

MM Select T. Rowe Price Retirement 2030 Fund Class M3*
Sold	1,985,823	$29,157,592	8,893,989	$133,427,767
Issued as reinvestment of dividends	126,451	1,667,890	-	-
Redeemed	(1,846,333)	(27,420,456)	(724,855)	(10,863,125)

Net increase (decrease)	265,941	$3,405,026	8,169,134	$122,564,642

MM Select T. Rowe Price Retirement 2035 Fund Class I*
Sold	7,701,823	$113,316,937	4,877,942	$73,514,632
Issued as reinvestment of dividends	127,615	1,666,648	-	-
Redeemed	(1,369,211)	(20,487,129)	(235,026)	(3,542,205)

Net increase (decrease)	6,460,227	$94,496,456	4,642,916	$69,972,427

MM Select T. Rowe Price Retirement 2035 Fund Class M5*
Sold	1,671,354	$24,703,622	9,504,785	$143,149,901
Issued as reinvestment of dividends	168,851	2,205,200	-	-
Redeemed	(828,195)	(12,078,873)	(520,125)	(7,816,862)

Net increase (decrease)	1,012,010	$14,829,949	8,984,660	$135,333,039

MM Select T. Rowe Price Retirement 2035 Fund Class M4*
Sold	1,461,052	$21,615,240	3,828,625	$57,369,577
Issued as reinvestment of dividends	60,506	790,206	-	-
Redeemed	(854,490)	(12,521,891)	(273,999)	(4,125,086)

Net increase (decrease)	667,068	$9,883,555	3,554,626	$53,244,491

MM Select T. Rowe Price Retirement 2035 Fund Class M3*
Sold	1,061,245	$15,507,787	3,731,791	$56,027,815
Issued as reinvestment of dividends	50,878	664,471	-	-
Redeemed	(704,441)	(10,521,273)	(429,777)	(6,368,403)

Net increase (decrease)	407,682	$5,650,985	3,302,014	$49,659,412

MM Select T. Rowe Price Retirement 2040 Fund Class I*
Sold	8,735,413	$127,450,877	6,830,426	$102,667,136
Issued as reinvestment of dividends	164,587	2,134,692	-	-
Redeemed	(1,079,424)	(16,133,303)	(300,438)	(4,518,567)

Net increase (decrease)	7,820,576	$113,452,266	6,529,988	$98,148,569

MM Select T. Rowe Price Retirement 2040 Fund Class M5*
Sold	2,589,387	$38,412,459	22,313,893	$335,197,366
Issued as reinvestment of dividends	357,454	4,636,176	-	-
Redeemed	(1,999,903)	(28,231,847)	(1,529,699)	(22,904,276)

Net increase (decrease)	946,938	$14,816,788	20,784,194	$312,293,090

79

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Period Ended September 30, 2018

	Shares	Amount	Shares	Amount

MM Select T. Rowe Price Retirement 2040 Fund Class M4*
Sold	5,659,486	$82,779,307	9,310,952	$139,560,863
Issued as reinvestment of dividends	184,753	2,394,399	-	-
Redeemed	(2,311,800)	(33,522,674)	(606,303)	(9,106,669)

Net increase (decrease)	3,532,439	$51,651,032	8,704,649	$130,454,194

MM Select T. Rowe Price Retirement 2040 Fund Class M3*
Sold	1,335,894	$19,755,276	6,089,866	$91,399,298
Issued as reinvestment of dividends	69,037	895,414	-	-
Redeemed	(992,195)	(14,641,202)	(372,524)	(5,571,316)

Net increase (decrease)	412,736	$6,009,488	5,717,342	$85,827,982

MM Select T. Rowe Price Retirement 2045 Fund Class I*
Sold	4,825,952	$70,722,450	2,820,433	$42,517,292
Issued as reinvestment of dividends	66,165	854,192	-	-
Redeemed	(393,225)	(5,859,196)	(115,249)	(1,740,678)

Net increase (decrease)	4,498,892	$65,717,446	2,705,184	$40,776,614

MM Select T. Rowe Price Retirement 2045 Fund Class M5*
Sold	1,377,185	$20,318,648	7,384,988	$111,010,636
Issued as reinvestment of dividends	117,839	1,521,303	-	-
Redeemed	(768,440)	(11,214,888)	(398,539)	(5,998,636)

Net increase (decrease)	726,584	$10,625,063	6,986,449	$105,012,000

MM Select T. Rowe Price Retirement 2045 Fund Class M4*
Sold	1,405,261	$20,676,318	2,888,515	$43,315,933
Issued as reinvestment of dividends	40,562	523,650	-	-
Redeemed	(647,689)	(9,347,747)	(264,491)	(3,987,042)

Net increase (decrease)	798,134	$11,852,221	2,624,024	$39,328,891

MM Select T. Rowe Price Retirement 2045 Fund Class M3*
Sold	1,103,028	$16,144,760	2,762,872	$41,467,137
Issued as reinvestment of dividends	31,681	409,006	-	-
Redeemed	(594,177)	(8,783,927)	(425,419)	(6,266,518)

Net increase (decrease)	540,532	$7,769,839	2,337,453	$35,200,619

MM Select T. Rowe Price Retirement 2050 Fund Class I*
Sold	5,165,979	$75,065,703	3,190,524	$47,958,604
Issued as reinvestment of dividends	73,030	942,819	-	-
Redeemed	(451,265)	(6,730,079)	(137,079)	(2,067,512)

Net increase (decrease)	4,787,744	$69,278,443	3,053,445	$45,891,092

MM Select T. Rowe Price Retirement 2050 Fund Class M5*
Sold	2,460,056	$36,302,056	13,847,747	$207,985,182
Issued as reinvestment of dividends	219,457	2,833,186	-	-
Redeemed	(1,416,651)	(19,919,545)	(734,911)	(10,989,190)

Net increase (decrease)	1,262,862	$19,215,697	13,112,836	$196,995,992

MM Select T. Rowe Price Retirement 2050 Fund Class M4*
Sold	3,347,203	$49,084,934	5,358,420	$80,324,444
Issued as reinvestment of dividends	98,559	1,271,412	-	-
Redeemed	(1,541,277)	(22,039,021)	(361,086)	(5,421,576)

Net increase (decrease)	1,904,485	$28,317,325	4,997,334	$74,902,868

80

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Period Ended September 30, 2018

	Shares	Amount	Shares	Amount

MM Select T. Rowe Price Retirement 2050 Fund Class M3*
Sold	987,413	$14,536,866	3,142,944	$47,137,660
Issued as reinvestment of dividends	35,052	452,516	-	-
Redeemed	(485,774)	(7,236,412)	(240,599)	(3,602,902)

Net increase (decrease)	536,691	$7,752,970	2,902,345	$43,534,758

MM Select T. Rowe Price Retirement 2055 Fund Class I*
Sold	2,073,698	$30,011,948	1,138,948	$17,201,375
Issued as reinvestment of dividends	25,722	331,818	-	-
Redeemed	(184,281)	(2,727,273)	(78,485)	(1,188,871)

Net increase (decrease)	1,915,139	$27,616,493	1,060,463	$16,012,504

MM Select T. Rowe Price Retirement 2055 Fund Class M5*
Sold	1,331,593	$19,683,299	4,118,500	$61,864,733
Issued as reinvestment of dividends	68,293	880,982	-	-
Redeemed	(489,534)	(7,015,928)	(187,346)	(2,815,686)

Net increase (decrease)	910,352	$13,548,353	3,931,154	$59,049,047

MM Select T. Rowe Price Retirement 2055 Fund Class M4*
Sold	726,186	$10,758,596	1,374,339	$20,608,058
Issued as reinvestment of dividends	17,543	226,477	-	-
Redeemed	(287,457)	(4,232,916)	(187,912)	(2,834,693)

Net increase (decrease)	456,272	$6,752,157	1,186,427	$17,773,365

MM Select T. Rowe Price Retirement 2055 Fund Class M3*
Sold	522,727	$7,682,748	1,115,598	$16,739,284
Issued as reinvestment of dividends	12,720	164,088	-	-
Redeemed	(149,847)	(2,199,050)	(219,082)	(3,239,848)

Net increase (decrease)	385,600	$5,647,786	896,516	$13,499,436

MM Select T. Rowe Price Retirement 2060 Fund Class I*
Sold	751,081	$11,185,254	271,454	$4,094,087
Issued as reinvestment of dividends	5,997	77,246	-	-
Redeemed	(81,469)	(1,209,215)	(34,306)	(511,121)

Net increase (decrease)	675,609	$10,053,285	237,148	$3,582,966

MM Select T. Rowe Price Retirement 2060 Fund Class M5*
Sold	372,900	$5,525,676	261,696	$3,932,286
Issued as reinvestment of dividends	4,736	60,999	-	-
Redeemed	(73,818)	(1,119,845)	(62,667)	(936,058)

Net increase (decrease)	303,818	$4,466,830	199,029	$2,996,228

MM Select T. Rowe Price Retirement 2060 Fund Class M4*
Sold	466,616	$6,922,722	290,964	$4,360,979
Issued as reinvestment of dividends	5,689	73,216	-	-
Redeemed	(180,680)	(2,654,505)	(33,343)	(502,926)

Net increase (decrease)	291,625	$4,341,433	257,621	$3,858,053

MM Select T. Rowe Price Retirement 2060 Fund Class M3*
Sold	164,502	$2,442,099	257,631	$3,858,447
Issued as reinvestment of dividends	2,510	32,274	-	-
Redeemed	(85,177)	(1,270,174)	(117,648)	(1,765,405)

Net increase (decrease)	81,835	$1,204,199	139,983	$2,093,042

*	Fund commenced operations on February 16, 2018.

81

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2019, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM Select T. Rowe Price Retirement Balanced Fund	$157,364,931	$1,751,085	$(429,982)	$1,321,103
MM Select T. Rowe Price Retirement 2005 Fund	25,652,796	919,158	(48,559)	870,599
MM Select T. Rowe Price Retirement 2010 Fund	131,856,829	2,956,951	(988,482)	1,968,469
MM Select T. Rowe Price Retirement 2015 Fund	128,608,969	2,747,031	(257,618)	2,489,413
MM Select T. Rowe Price Retirement 2020 Fund	679,534,874	19,603,008	(6,074,666)	13,528,342
MM Select T. Rowe Price Retirement 2025 Fund	489,257,558	16,460,240	(2,864,833)	13,595,407
MM Select T. Rowe Price Retirement 2030 Fund	1,111,910,933	43,342,241	(12,940,426)	30,401,815
MM Select T. Rowe Price Retirement 2035 Fund	438,163,318	16,922,809	(3,261,673)	13,661,136
MM Select T. Rowe Price Retirement 2040 Fund	820,084,793	36,115,605	(10,189,617)	25,925,988
MM Select T. Rowe Price Retirement 2045 Fund	318,695,990	13,550,156	(2,787,938)	10,762,218
MM Select T. Rowe Price Retirement 2050 Fund	489,592,305	21,331,042	(5,414,674)	15,916,368
MM Select T. Rowe Price Retirement 2055 Fund	161,067,779	7,011,640	(1,301,464)	5,710,176
MM Select T. Rowe Price Retirement 2060 Fund	32,828,235	1,086,891	(12,981)	1,073,910

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2019, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
MM Select T. Rowe Price Retirement Balanced Fund	$1,191,850	$-
MM Select T. Rowe Price Retirement 2005 Fund	391,589	-
MM Select T. Rowe Price Retirement 2010 Fund	2,896,146	-
MM Select T. Rowe Price Retirement 2015 Fund	2,545,686	-
MM Select T. Rowe Price Retirement 2020 Fund	12,758,784	-
MM Select T. Rowe Price Retirement 2025 Fund	7,086,244	-
MM Select T. Rowe Price Retirement 2030 Fund	16,409,012	210,095
MM Select T. Rowe Price Retirement 2035 Fund	5,172,443	154,082
MM Select T. Rowe Price Retirement 2040 Fund	9,234,641	826,041
MM Select T. Rowe Price Retirement 2045 Fund	2,985,113	323,040
MM Select T. Rowe Price Retirement 2050 Fund	4,971,195	528,738
MM Select T. Rowe Price Retirement 2055 Fund	1,459,059	144,306
MM Select T. Rowe Price Retirement 2060 Fund	218,078	25,658

82

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2019:

Amount
MM Select T. Rowe Price Retirement Balanced Fund	$10,565
MM Select T. Rowe Price Retirement 2005 Fund	3,718
MM Select T. Rowe Price Retirement 2010 Fund	35,390
MM Select T. Rowe Price Retirement 2015 Fund	37,091
MM Select T. Rowe Price Retirement 2020 Fund	244,816
MM Select T. Rowe Price Retirement 2025 Fund	168,247
MM Select T. Rowe Price Retirement 2030 Fund	496,763
MM Select T. Rowe Price Retirement 2035 Fund	188,538
MM Select T. Rowe Price Retirement 2040 Fund	414,567
MM Select T. Rowe Price Retirement 2045 Fund	148,187
MM Select T. Rowe Price Retirement 2050 Fund	249,907
MM Select T. Rowe Price Retirement 2055 Fund	71,072
MM Select T. Rowe Price Retirement 2060 Fund	9,768

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2019, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
MM Select T. Rowe Price Retirement Balanced Fund	$43,653	$1,104,957	$(1,355)	$1,321,103
MM Select T. Rowe Price Retirement 2005 Fund	94,227	383,014	(339)	870,599
MM Select T. Rowe Price Retirement 2010 Fund	231,674	3,284,450	(2,705)	1,968,469
MM Select T. Rowe Price Retirement 2015 Fund	202,708	2,818,157	(2,170)	2,489,413
MM Select T. Rowe Price Retirement 2020 Fund	451,469	14,624,955	(15,246)	13,528,342
MM Select T. Rowe Price Retirement 2025 Fund	183,572	7,648,429	(8,409)	13,595,407
MM Select T. Rowe Price Retirement 2030 Fund	-	16,371,077	(23,192)	30,401,815
MM Select T. Rowe Price Retirement 2035 Fund	-	4,916,666	(7,556)	13,661,136
MM Select T. Rowe Price Retirement 2040 Fund	-	7,095,641	(16,964)	25,925,988
MM Select T. Rowe Price Retirement 2045 Fund	-	2,274,487	(5,811)	10,762,218
MM Select T. Rowe Price Retirement 2050 Fund	-	3,500,329	(9,714)	15,916,368
MM Select T. Rowe Price Retirement 2055 Fund	-	1,085,265	(2,835)	5,710,176
MM Select T. Rowe Price Retirement 2060 Fund	-	189,606	(329)	1,073,910

83

Notes to Financial Statements (Continued)

During the year ended September 30, 2019, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
MM Select T. Rowe Price Retirement Balanced Fund	$1	$(61,719)	$61,718
MM Select T. Rowe Price Retirement 2005 Fund	-	(25,926)	25,926
MM Select T. Rowe Price Retirement 2010 Fund	(2)	(225,329)	225,331
MM Select T. Rowe Price Retirement 2015 Fund	2	(211,478)	211,476
MM Select T. Rowe Price Retirement 2020 Fund	14	(1,261,879)	1,261,865
MM Select T. Rowe Price Retirement 2025 Fund	7	(795,464)	795,457
MM Select T. Rowe Price Retirement 2030 Fund	21	(2,463,782)	2,463,761
MM Select T. Rowe Price Retirement 2035 Fund	6	(976,643)	976,637
MM Select T. Rowe Price Retirement 2040 Fund	15	(2,452,086)	2,452,071
MM Select T. Rowe Price Retirement 2045 Fund	5	(889,351)	889,346
MM Select T. Rowe Price Retirement 2050 Fund	10	(1,480,057)	1,480,047
MM Select T. Rowe Price Retirement 2055 Fund	2	(423,821)	423,819
MM Select T. Rowe Price Retirement 2060 Fund	1	(65,605)	65,604

The Funds did not have any unrecognized tax benefits at September 30, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2019, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2019, was as follows:

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions

MM Select T. Rowe Price Retirement Balanced Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$6,769,252	$23,143,258	$(2,425,787)	$929,988	$33,179	$28,449,890	2,686,486	$245,950	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	1,251,384	4,764,194	(355,329)	(3,999)	(7,880)	5,648,370	570,542	50,124	-

MassMutual Select T. Rowe Price International Equity Fund, Class I	3,937,110	16,033,848	(936,657)	(83,659)	(108,369)	18,842,273	1,998,120	71,537	-

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	10,526,492	38,836,455	(2,965,192)	326,716	35,966	46,760,437	4,553,110	239,462	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	305,839	1,124,724	(61,114)	(5,486)	(382)	1,363,581	130,113	5,781	137

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	2,387,384	8,812,039	(493,948)	(73,383)	27,482	10,659,574	931,781	9,006	36,327

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	947,987	3,330,421	(576,482)	421,606	65,087	4,188,619	341,928	21,672	-

MM S&P 500 Index Fund, Class I	6,657,624	27,623,826	(2,377,321)	(30,307)	(199,469)	31,674,353	1,767,542	136,360	935,534

	$32,783,072	$123,668,765	$(10,191,830)	$1,481,476	$(154,386)	$147,587,097		$779,892	$971,998

84

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions

MM Select T. Rowe Price Retirement 2005 Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$4,383,676	$4,640,169	$(2,363,354)	$401,462	$34,982	$7,096,935	670,154	$136,017	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	835,375	988,469	(435,615)	50,267	2,210	1,440,706	145,526	27,939	-

MassMutual Select T. Rowe Price International Equity Fund, Class I	1,666,828	2,000,584	(890,772)	121,061	(74,871)	2,822,830	299,346	25,176	-

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	2,851,208	3,305,552	(1,364,533)	92,149	9,087	4,893,463	476,481	57,917	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	122,871	131,501	(55,571)	6,125	(1,369)	203,557	19,423	1,990	47

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	972,247	988,252	(438,026)	55,074	10,155	1,587,702	138,785	3,102	12,512

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	602,317	639,065	(392,607)	156,173	21,192	1,026,140	83,767	11,550	-

MM S&P 500 Index Fund, Class I	2,713,859	3,566,221	(1,482,099)	97,747	(108,232)	4,787,496	267,159	47,538	326,148

	$14,148,381	$16,259,813	$(7,422,577)	$980,058	$(106,846)	$23,858,829		$311,229	$338,707

MM Select T. Rowe Price Retirement 2010 Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$23,085,691	$17,082,534	$(8,963,115)	$1,967,861	$140,061	$33,313,032	3,145,707	$1,043,497	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	4,275,909	3,274,094	(1,261,770)	237,304	(30,367)	6,495,170	656,078	210,961	-

MassMutual Select T. Rowe Price International Equity Fund, Class I	10,642,086	9,499,286	(3,512,099)	196,836	(424,368)	16,401,741	1,739,315	239,635	-

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	14,386,117	11,628,230	(4,345,658)	340,377	38,935	22,048,001	2,146,836	413,515	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	806,205	548,536	(194,263)	(729)	(2,462)	1,157,287	110,428	18,972	450

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	6,330,975	4,317,475	(1,554,117)	(3,522)	78,521	9,169,332	801,515	29,487	118,949

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	3,414,299	2,389,359	(1,670,385)	879,620	155,980	5,168,873	421,949	95,060	-

MM S&P 500 Index Fund, Class I	17,633,191	17,723,301	(5,840,743)	(1,476,787)	(563,811)	27,475,151	1,533,212	451,489	3,097,574

	$80,574,473	$66,462,815	$(27,342,150)	$2,140,960	$(607,511)	$121,228,587		$2,502,616	$3,216,973

MM Select T. Rowe Price Retirement 2015 Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$24,008,308	$13,326,808	$(9,331,615)	$1,737,681	$54,014	$29,795,196	2,813,522	$859,947	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	4,310,818	2,263,022	(1,024,254)	219,853	(41,513)	5,727,926	578,578	168,815	-

85

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions

MM Select T. Rowe Price Retirement 2015 Fund (Continued)

MassMutual Select T. Rowe Price International Equity Fund, Class I	$14,129,856	$9,205,817	$(4,699,543)	$523,871	$(567,580)	$18,592,421	1,971,625	$251,157	$-

MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	5,870,561	3,161,206	(1,742,742)	400,204	51,824	7,741,053	681,431	49,126	-

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	12,781,451	8,366,437	(3,640,307)	300,707	26,067	17,834,355	1,736,549	290,059	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	1,068,411	537,274	(268,464)	10,656	(2,701)	1,345,176	128,356	20,039	475

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	8,428,714	4,183,878	(2,204,768)	86,193	85,277	10,579,294	924,763	31,081	125,372

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	3,838,302	1,870,539	(1,662,084)	822,781	113,665	4,983,203	406,792	83,721	-

MM S&P 500 Index Fund, Class I	17,478,281	13,193,786	(5,900,030)	(789,025)	(580,217)	23,402,795	1,305,960	354,067	2,429,182

	$91,914,702	$56,108,767	$(30,473,807)	$3,312,921	$(861,164)	$120,001,419		$2,108,012	$2,555,029

MM Select T. Rowe Price Retirement 2020 Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$119,200,639	$41,275,145	$(28,972,260)	$8,342,498	$85,748	$139,931,770	13,213,576	$4,234,441	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	20,185,026	7,453,618	(2,655,646)	887,583	(75,959)	25,794,622	2,605,517	798,762	-

MassMutual Select T. Rowe Price International Equity Fund, Class I	96,680,454	39,605,657	(16,606,589)	671,984	(2,100,795)	118,250,711	12,539,842	1,657,723	-

MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	64,437,886	18,044,044	(12,299,976)	3,247,816	374,844	73,804,614	6,496,885	531,830	-

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	44,122,611	20,705,556	(6,272,321)	976,196	44,860	59,576,902	5,801,062	987,108	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	7,415,860	2,121,142	(819,305)	7,884	(18,683)	8,706,898	830,811	137,460	3,261

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	56,660,113	16,833,579	(7,512,089)	263,460	275,439	66,520,502	5,814,729	208,379	840,552

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	21,100,486	5,549,531	(5,874,479)	4,451,419	482,889	25,709,846	2,098,763	453,531	-

MM S&P 500 Index Fund, Class I	95,792,642	52,093,168	(14,978,489)	(6,593,819)	(1,700,672)	124,612,830	6,953,841	1,904,479	13,066,242

	$525,595,717	$203,681,440	$(95,991,154)	$12,255,021	$(2,632,329)	$642,908,695		$10,913,713	$13,910,055

MM Select T. Rowe Price Retirement 2025 Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$60,576,829	$34,883,146	$(13,635,714)	$5,026,902	$28,709	$86,879,872	8,203,954	$2,177,729	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	9,580,175	5,676,034	(555,555)	471,713	(26,565)	15,145,802	1,529,879	387,665	-

86

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions

MM Select T. Rowe Price Retirement 2025 Fund (Continued)

MassMutual Select T. Rowe Price International Equity Fund, Class I	$65,375,416	$41,934,843	$(7,600,300)	$737,786	$(968,133)	$99,479,612	10,549,270	$1,139,253	$-

MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	61,319,559	31,726,945	(8,249,157)	4,536,288	288,920	89,622,555	7,889,309	511,495	-

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	14,607,092	10,278,649	(1,780,778)	416,221	16,135	23,537,319	2,291,852	327,784	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	4,961,437	2,572,622	(375,650)	46,983	(9,690)	7,195,702	686,613	93,706	2,223

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	38,353,505	20,165,429	(4,396,483)	827,847	230,241	55,180,539	4,823,474	143,580	579,170

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	11,956,625	5,631,010	(2,817,035)	2,957,817	227,845	17,956,262	1,465,817	261,048	-

MM S&P 500 Index Fund, Class I	47,755,454	37,688,156	(5,925,492)	(2,684,879)	(474,129)	76,359,110	4,261,111	965,082	6,621,228

	$314,486,092	$190,556,834	$(45,336,164)	$12,336,678	$(686,667)	$471,356,773		$6,007,342	$7,202,621

MM Select T. Rowe Price Retirement 2030 Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$130,719,421	$46,803,660	$(26,113,879)	$9,651,688	$(97,695)	$160,963,195	15,199,546	$4,680,449	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	19,337,847	7,508,809	(1,100,717)	859,672	(33,931)	26,571,680	2,684,008	782,888	-

MassMutual Select T. Rowe Price International Equity Fund, Class I	190,968,950	81,836,706	(17,912,506)	(125,630)	(2,193,468)	252,574,052	26,784,099	3,363,737	-

MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	213,583,602	71,476,527	(20,196,297)	13,808,646	797,354	279,469,832	24,601,218	1,814,687	-

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	17,229,590	10,765,203	(4,025,709)	412,923	12,379	24,394,386	2,375,305	357,767	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	14,589,702	4,540,467	(757,519)	36,699	(17,740)	18,391,609	1,754,925	278,391	6,604

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	113,209,726	35,713,250	(10,088,529)	1,100,721	515,580	140,450,748	12,277,163	424,923	1,714,040

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	28,860,169	7,923,938	(6,271,342)	6,527,608	459,988	37,500,361	3,061,254	630,051	-

MM S&P 500 Index Fund, Class I	103,737,965	55,920,492	(8,417,388)	(8,210,166)	(748,872)	142,282,031	7,939,845	2,100,204	14,409,068

	$832,236,972	$322,489,052	$(94,883,886)	$24,062,161	$(1,306,405)	$1,082,597,894		$14,433,097	$16,129,712

MM Select T. Rowe Price Retirement 2035 Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$37,343,985	$19,844,107	$(8,377,135)	$2,985,157	$4,906	$51,801,020	4,891,503	$1,308,892	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	4,834,842	2,790,819	(254,517)	240,581	(8,295)	7,603,430	768,023	200,313	-

87

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions

MM Select T. Rowe Price Retirement 2035 Fund (Continued)

MassMutual Select T. Rowe Price International Equity Fund, Class I	$74,800,760	$42,475,923	$(7,327,990)	$457,504	$(908,460)	$109,497,737	11,611,637	$1,276,649	$-

MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	93,866,447	44,515,601	(9,617,249)	6,946,614	401,087	136,112,500	11,981,734	763,876	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	5,634,112	2,618,838	(364,759)	47,560	(6,360)	7,929,391	756,621	105,033	2,492

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	43,720,393	20,298,202	(4,183,379)	860,562	247,975	60,943,753	5,327,251	160,418	647,090

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	9,407,294	3,979,248	(2,390,260)	2,201,538	175,902	13,373,722	1,091,732	198,538	-

MM S&P 500 Index Fund, Class I	29,773,132	21,048,193	(2,039,601)	(1,920,601)	(190,007)	46,671,116	2,604,415	601,229	4,124,907

	$299,380,965	$157,570,931	$(34,554,890)	$11,818,915	$(283,252)	$433,932,669		$4,614,948	$4,774,489

MM Select T. Rowe Price Retirement 2040 Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$55,978,091	$23,923,644	$(13,643,114)	$4,174,394	$(150,146)	$70,282,869	6,636,720	$2,049,239	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	5,944,172	3,073,482	(233,098)	297,497	(12,975)	9,069,078	916,069	261,569	-

MassMutual Select T. Rowe Price International Equity Fund, Class I	162,482,411	69,934,099	(12,037,181)	(414,282)	(1,566,589)	218,398,458	23,159,964	2,807,158	-

MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	220,553,109	79,925,219	(18,502,730)	14,935,956	368,890	297,280,444	26,169,053	1,833,845	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	12,218,231	4,170,402	(595,798)	44,545	(18,427)	15,818,953	1,509,442	232,510	5,515

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	94,499,261	32,641,110	(6,829,384)	1,258,417	273,925	121,843,329	10,650,641	353,865	1,427,411

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	17,040,931	5,483,629	(4,733,239)	3,722,917	328,500	21,842,738	1,783,081	369,088	-

MM S&P 500 Index Fund, Class I	47,725,041	27,504,430	(3,220,716)	(3,895,506)	(262,198)	67,851,051	3,786,331	963,634	6,611,291

	$616,441,247	$246,656,015	$(59,795,260)	$20,123,938	$(1,039,020)	$822,386,920		$8,870,908	$8,044,217

MM Select T. Rowe Price Retirement 2045 Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$15,935,034	$7,888,795	$(5,065,689)	$1,149,804	$(36,928)	$19,871,016	1,876,394	$540,916	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	1,406,986	783,677	(59,016)	70,907	(2,598)	2,199,956	222,218	59,861	-

MassMutual Select T. Rowe Price International Equity Fund, Class I	59,000,756	34,965,202	(4,708,430)	242,786	(620,993)	88,879,321	9,425,167	1,003,417	-

MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	82,705,374	43,063,962	(6,281,271)	6,573,003	221,555	126,282,623	11,116,428	680,144	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	4,420,802	2,178,160	(245,459)	36,252	(6,757)	6,382,998	609,065	82,421	1,955

88

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions

MM Select T. Rowe Price Retirement 2045 Fund (Continued)

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	$33,951,242	$17,268,499	$(2,784,152)	$763,580	$143,453	$49,342,622	4,313,166	$126,093	$508,630

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	5,232,705	2,156,633	(1,627,543)	1,145,829	116,829	7,024,453	573,425	108,778	-

MM S&P 500 Index Fun, Class I	14,894,150	10,165,922	(1,418,032)	(983,491)	(87,076)	22,571,473	1,259,569	286,480	1,965,487

	$217,547,049	$118,470,850	$(22,189,592)	$8,998,670	$(272,515)	$322,554,462		$2,888,110	$2,476,072

MM Select T. Rowe Price Retirement 2050 Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$25,893,852	$10,294,863	$(7,960,925)	$1,781,381	$(86,728)	$29,922,443	2,825,538	$910,108	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	2,315,924	1,245,157	(140,571)	117,134	(5,560)	3,532,084	356,776	101,078	-

MassMutual Select T. Rowe Price International Equity Fund, Class I	97,388,917	48,029,041	(7,675,193)	11,741	(1,080,767)	136,673,739	14,493,504	1,692,194	-

MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	135,678,775	57,882,621	(9,738,730)	9,802,747	90,829	193,716,242	17,052,486	1,146,539	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	7,261,116	2,900,303	(395,753)	37,608	(16,208)	9,787,066	933,880	139,134	3,300

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	55,775,882	23,564,451	(4,344,720)	982,358	101,659	76,079,630	6,650,317	212,612	857,629

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	8,558,800	2,804,084	(2,555,431)	1,822,251	158,799	10,788,503	880,694	183,362	-

MM S&P 500 Index Fund, Class I	24,440,008	14,199,604	(2,012,845)	(1,882,687)	(190,887)	34,553,193	1,928,192	482,105	3,307,623

	$357,313,274	$160,920,124	$(34,824,168)	$12,672,533	$(1,028,863)	$495,052,900		$4,867,132	$4,168,552

MM Select T. Rowe Price Retirement 2055 Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$7,522,214	$3,882,529	$(2,094,326)	$568,196	$(20,786)	$9,857,827	930,862	$258,706	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	674,452	422,620	(17,287)	35,156	(755)	1,114,186	112,544	28,698	-

MassMutual Select T. Rowe Price International Equity Fund, Class I	28,739,783	18,652,701	(2,041,021)	168,680	(237,243)	45,282,900	4,802,004	481,248	-

MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	39,911,624	23,121,070	(2,781,345)	3,347,041	131,220	63,729,610	5,610,001	325,777	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	2,132,245	1,171,327	(92,491)	23,131	(656)	3,233,556	308,545	39,522	937

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	16,650,929	9,133,280	(1,178,905)	430,284	76,221	25,111,809	2,195,088	61,009	246,098

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	2,513,455	1,247,436	(830,508)	572,841	53,760	3,556,984	290,366	52,003	-

MM S&P 500 Index Fund, Class I	7,093,295	5,175,479	(408,183)	(437,725)	(27,715)	11,395,151	635,890	137,587	943,954

	$105,237,997	$62,806,442	$(9,444,066)	$4,707,604	$(25,954)	$163,282,023		$1,384,550	$1,190,989

89

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19	Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions

MM Select T. Rowe Price Retirement 2060 Fund

MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$890,922	$1,428,506	$(413,005)	$97,098	$(145)	$2,003,376	189,176	$35,983	$-

MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	80,222	160,857	(17,299)	5,612	(478)	228,914	23,123	3,833	-

MassMutual Select T. Rowe Price International Equity Fund, Class I	3,404,245	6,521,631	(858,415)	191,933	(104,273)	9,155,121	970,851	66,139	-

MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	4,720,644	8,776,447	(1,077,813)	597,423	34,823	13,051,524	1,148,902	44,683	-

MassMutual Select T. Rowe Price Real Assets Fund, Class I	250,510	456,953	(53,994)	8,424	(703)	661,190	63,091	5,391	128

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	1,984,550	3,481,460	(437,727)	104,028	19,813	5,152,124	450,360	8,334	33,619

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	294,744	479,799	(159,997)	97,671	10,638	722,855	59,009	7,154	-

MM S&P 500 Index Fund, Class I	835,739	1,694,212	(192,090)	(8,737)	(19,787)	2,309,337	128,869	18,948	129,991

	$12,461,576	$22,999,865	$(3,210,340)	$1,093,452	$(60,112)	$33,284,441		$190,465	$163,738

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2019, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective October 18, 2019, MML Advisers has agreed to cap the fees and expenses of the following Funds (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed the following amounts:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2005 Fund	0.37%	0.52%	0.77%	1.02%
MM Select T. Rowe Price Retirement 2010 Fund	0.37%	0.52%	0.77%	1.02%
MM Select T. Rowe Price Retirement 2015 Fund	0.40%	0.55%	0.80%	1.05%
MM Select T. Rowe Price Retirement 2020 Fund	0.43%	0.58%	0.83%	1.08%

90

Notes to Financial Statements (Continued)

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2025 Fund	0.47%	0.62%	0.87%	1.12%
MM Select T. Rowe Price Retirement 2030 Fund	0.50%	0.65%	0.90%	1.15%
MM Select T. Rowe Price Retirement 2035 Fund	0.52%	0.67%	0.92%	1.17%
MM Select T. Rowe Price Retirement 2040 Fund	0.54%	0.69%	0.94%	1.19%
MM Select T. Rowe Price Retirement 2045 Fund	0.55%	0.70%	0.95%	1.20%
MM Select T. Rowe Price Retirement 2050 Fund	0.55%	0.70%	0.95%	1.20%
MM Select T. Rowe Price Retirement 2055 Fund	0.55%	0.70%	0.95%	1.20%

91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the MassMutual Select Funds and Shareholders of MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, and MassMutual Select T. Rowe Price Retirement 2060 Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period February 16, 2018 (commencement of operations) through September 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period February 16, 2018 (commencement of operations) through September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with transfer agents; when replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2019

We have served as the auditor of one or more MassMutual investment companies since 1995.

92

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 71	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	109	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 61	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 65	Trustee	Since 2012	Retired.	109	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 72	Chairperson Trustee	Since 2016 Since 2003	Retired.	109	Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

93

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 68	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	109	Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 67	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	111^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 57	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109	Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

94

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 74	Trustee	Since 2003	Retired.	111^	Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 44	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting (since 2018), Head of Investment Consulting & Strategy (2017-2018), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109

Andrew M. Goldberg Age: 53	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	109

Renee Hitchcock Age: 48	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

95

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jill Nareau Robert Age: 47	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	109

Douglas Steele Age: 44	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109

Philip S. Wellman Age: 55	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	109

Eric H. Wietsma Age: 53	President Vice President	Since 2008 2006- 2008	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

96

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2019, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
MM Select T. Rowe Price Retirement Balanced Fund	12.49%
MM Select T. Rowe Price Retirement 2005 Fund	10.99%
MM Select T. Rowe Price Retirement 2010 Fund	16.46%
MM Select T. Rowe Price Retirement 2015 Fund	15.16%
MM Select T. Rowe Price Retirement 2020 Fund	17.52%
MM Select T. Rowe Price Retirement 2025 Fund	17.03%
MM Select T. Rowe Price Retirement 2030 Fund	17.57%
MM Select T. Rowe Price Retirement 2035 Fund	17.23%
MM Select T. Rowe Price Retirement 2040 Fund	17.23%
MM Select T. Rowe Price Retirement 2045 Fund	17.03%
MM Select T. Rowe Price Retirement 2050 Fund	17.21%
MM Select T. Rowe Price Retirement 2055 Fund	16.79%
MM Select T. Rowe Price Retirement 2060 Fund	15.62%

For the year ended September 30, 2019, the following Fund(s) earned the following foreign sources of income:

Amount
MM Select T. Rowe Price Retirement Balanced Fund	$138,497
MM Select T. Rowe Price Retirement 2005 Fund	48,741
MM Select T. Rowe Price Retirement 2010 Fund	463,937
MM Select T. Rowe Price Retirement 2015 Fund	486,243
MM Select T. Rowe Price Retirement 2020 Fund	3,209,374
MM Select T. Rowe Price Retirement 2025 Fund	2,205,610
MM Select T. Rowe Price Retirement 2030 Fund	6,512,240
MM Select T. Rowe Price Retirement 2035 Fund	2,471,609
MM Select T. Rowe Price Retirement 2040 Fund	5,434,697
MM Select T. Rowe Price Retirement 2045 Fund	1,942,629
MM Select T. Rowe Price Retirement 2050 Fund	3,276,112
MM Select T. Rowe Price Retirement 2055 Fund	931,703
MM Select T. Rowe Price Retirement 2060 Fund	128,047

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2019:

Qualified Dividend Income
MM Select T. Rowe Price Retirement Balanced Fund	$236,245
MM Select T. Rowe Price Retirement 2005 Fund	82,974
MM Select T. Rowe Price Retirement 2010 Fund	782,403
MM Select T. Rowe Price Retirement 2015 Fund	695,345
MM Select T. Rowe Price Retirement 2020 Fund	4,137,589
MM Select T. Rowe Price Retirement 2025 Fund	2,482,406
MM Select T. Rowe Price Retirement 2030 Fund	6,539,347
MM Select T. Rowe Price Retirement 2035 Fund	2,273,856
MM Select T. Rowe Price Retirement 2040 Fund	4,623,160
MM Select T. Rowe Price Retirement 2045 Fund	1,590,113
MM Select T. Rowe Price Retirement 2050 Fund	2,680,712
MM Select T. Rowe Price Retirement 2055 Fund	763,890
MM Select T. Rowe Price Retirement 2060 Fund	104,914

97

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

For periods ending on or after March 31, 2019, the Funds filed their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT will be available on the SEC’s EDGAR database on its website at http://www.sec.gov. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2019, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or T. Rowe Price (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the MM Select T. Rowe Price Retirement Balanced Fund, MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and T. Rowe Price provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee and total expense information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and T. Rowe Price.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds. In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about T. Rowe Price and its personnel with responsibility for providing services to the Funds and the fees payable to T. Rowe Price by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the

98

Other Information (Unaudited) (Continued)

expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense information for each Fund.

The Committee considered that the total net expense ratios for twelve of the Funds were within the top twenty-five percent of their peer groups, and within the top thirty-five percent for the other Fund. In addition, since each Fund’s net advisory fee is zero, this placed their net advisory fees within the top one percent of their peers.

The Committee considered that all of the Funds had launched in February 2018 and therefore did not have sufficiently long performance histories for comparison.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of T. Rowe Price generally appear well suited to the Funds, given their investment objectives and policies; and (iv) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

99

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2019

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2019:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2019.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement Balanced Fund
Class I	$1,000	0.01%	$1,038.30	$0.05	$1,025.30	$0.05
Class M5	1,000	0.16%	1,037.50	0.83	1,024.50	0.82
Class M4	1,000	0.40%	1,036.30	2.06	1,023.30	2.05
Class M3	1,000	0.66%	1,035.70	3.40	1,022.00	3.38
MM Select T. Rowe Price Retirement 2005 Fund
Class I	1,000	0.02%	1,041.70	0.10	1,025.20	0.10
Class M5	1,000	0.16%	1,041.10	0.83	1,024.50	0.82
Class M4	1,000	0.42%	1,039.80	2.17	1,023.20	2.15
Class M3	1,000	0.66%	1,037.80	3.41	1,022.00	3.38

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement 2010 Fund
Class I	$1,000	0.02%	$1,042.60	$0.10	$1,025.20	$0.10
Class M5	1,000	0.16%	1,041.90	0.83	1,024.50	0.82
Class M4	1,000	0.42%	1,040.00	2.17	1,023.20	2.15
Class M3	1,000	0.66%	1,038.60	3.41	1,022.00	3.38
MM Select T. Rowe Price Retirement 2015 Fund
Class I	1,000	0.02%	1,042.70	0.10	1,025.20	0.10
Class M5	1,000	0.16%	1,042.00	0.83	1,024.50	0.82
Class M4	1,000	0.41%	1,040.70	2.12	1,023.30	2.10
Class M3	1,000	0.66%	1,039.40	3.41	1,022.00	3.38
MM Select T. Rowe Price Retirement 2020 Fund
Class I	1,000	0.03%	1,043.40	0.16	1,025.20	0.15
Class M5	1,000	0.17%	1,042.80	0.88	1,024.50	0.87
Class M4	1,000	0.42%	1,041.40	2.17	1,023.20	2.15
Class M3	1,000	0.67%	1,039.40	3.46	1,021.90	3.43
MM Select T. Rowe Price Retirement 2025 Fund
Class I	1,000	0.02%	1,043.40	0.10	1,025.20	0.10
Class M5	1,000	0.16%	1,042.80	0.83	1,024.50	0.82
Class M4	1,000	0.42%	1,041.40	2.17	1,023.20	2.15
Class M3	1,000	0.67%	1,040.20	3.46	1,021.90	3.43
MM Select T. Rowe Price Retirement 2030 Fund
Class I	1,000	0.02%	1,043.50	0.10	1,025.20	0.10
Class M5	1,000	0.16%	1,042.10	0.83	1,024.50	0.82
Class M4	1,000	0.42%	1,041.50	2.17	1,023.20	2.15
Class M3	1,000	0.66%	1,039.50	3.41	1,022.00	3.38
MM Select T. Rowe Price Retirement 2035 Fund
Class I	1,000	0.03%	1,042.80	0.16	1,025.20	0.15
Class M5	1,000	0.16%	1,042.20	0.83	1,024.50	0.82
Class M4	1,000	0.41%	1,040.20	2.12	1,023.30	2.10
Class M3	1,000	0.66%	1,039.60	3.41	1,022.00	3.38
MM Select T. Rowe Price Retirement 2040 Fund
Class I	1,000	0.03%	1,042.20	0.16	1,025.20	0.15
Class M5	1,000	0.16%	1,041.60	0.83	1,024.50	0.82
Class M4	1,000	0.42%	1,039.60	2.17	1,023.20	2.15
Class M3	1,000	0.66%	1,038.90	3.41	1,022.00	3.38
MM Select T. Rowe Price Retirement 2045 Fund
Class I	1,000	0.02%	1,041.60	0.10	1,025.20	0.10
Class M5	1,000	0.15%	1,040.90	0.78	1,024.60	0.77
Class M4	1,000	0.40%	1,039.60	2.07	1,023.30	2.05
Class M3	1,000	0.65%	1,038.30	3.36	1,022.00	3.33

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement 2050 Fund
Class I	$1,000	0.02%	$1,041.50	$0.10	$1,025.20	$0.10
Class M5	1,000	0.15%	1,040.90	0.78	1,024.60	0.77
Class M4	1,000	0.41%	1,039.60	2.12	1,023.30	2.10
Class M3	1,000	0.65%	1,037.60	3.36	1,022.00	3.33
MM Select T. Rowe Price Retirement 2055 Fund
Class I	1,000	0.02%	1,041.60	0.10	1,025.20	0.10
Class M5	1,000	0.15%	1,040.20	0.78	1,024.60	0.77
Class M4	1,000	0.40%	1,039.60	2.07	1,023.30	2.05
Class M3	1,000	0.65%	1,038.30	3.36	1,022.00	3.33
MM Select T. Rowe Price Retirement 2060 Fund
Class I	1,000	0.01%	1,041.60	0.05	1,025.30	0.05
Class M5	1,000	0.15%	1,040.30	0.78	1,024.60	0.77
Class M4	1,000	0.40%	1,039.70	2.07	1,023.30	2.05
Class M3	1,000	0.65%	1,038.40	3.36	1,022.00	3.33

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2019, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise.

102

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, Connecticut 06082-1981

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45699-01

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MM Select Equity Asset Fund, and MassMutual Select T. Rowe Price Funds, each a Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“When it comes to retirement planning, MassMutual focuses on the long term and encourages all retirement investors to do the same. We believe that those who invest with an approach that’s designed to help their retirement savings withstand all market conditions have the potential to enjoy more financial security in retirement.”

September 30, 2019

Despite economic slowdowns and political tensions, markets remained strong

I am pleased to present you with the MassMutual Annual Report for the MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds, covering the year ended September 30, 2019 (the “fiscal year” or the “period”). During the first three quarters of 2019, U.S. stocks experienced a good deal of volatility, as the White House led a protracted trade war against China, with tariffs being imposed on both sides. Nevertheless, total returns for domestic equities during the period were positive, although gains were more muted than in the prior fiscal year.

Recently, we have seen indications that the global economy appears to be slowing down. For example, Chinese industrial production dropped to its lowest level since 2002 in August 2019, while the country’s retail sales slowed by more than 2%. The European Union also showed signs of weakness, with the German economy contracting by 0.1% in the second quarter of 2019. Foreign stocks in developed markets trailed their domestic counterparts for the period and lost a bit of traction for the year, but generally outpaced their emerging-market competitors.

U.S. consumer spending, which is key for the U.S.’s consumption-led economy, remained a bright spot, as retail sales continued to post strong gains throughout the year. Nevertheless, the temporary inversion of the U.S. yield curve troubled investors. That is because historically, yield curve inversions, which occur when short-term interest rates are higher than their long-term counterparts, have often signaled an impending recession.

In a turnaround from 2018, bond investors in the United States experienced strong returns during fiscal year 2019, outperforming stocks for the first time in years. This was largely due to the U.S. Federal Reserve’s actions on interest rates, with its Federal Open Market Committee lowering rates twice in 2019 in an effort to stabilize the economy.

In MassMutual’s view, savvy retirement investors maintain a long-term perspective when planning for the future. As a result, they understand that current headlines ordinarily have limited impact on their retirement planning. We also believe that individuals who follow certain investment guidelines, such as the ones below, may help themselves prepare for a stronger financial future.

Suggestions for retirement investors under any market conditions

View time as your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.

Save as much as possible

Of course, you cannot control – or predict the direction of – the investment markets. But you can control how often and how much you contribute to your retirement savings account. Saving as much as possible and increasing your contributions regularly is one way smart retirement investors know they can help themselves reach their retirement income goals, regardless of how markets perform.

(Continued)

1

MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Continue to invest

Seasoned investors believe that “down” markets offer the potential to be rewarded by amassing larger positions at more favorable prices, as compared to investors who do not continue to invest when the market is down. That is why many financial professionals believe it is important to stay in the market, regardless of near-term results.

Monitor your asset allocation and diversify*

Stocks, bonds, and short-term/money market investments typically behave differently from one another depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, high-yield bonds, etc.). Many financial experts believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors suggest that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her to help ensure:

•	you are saving enough for retirement;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as on your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is related to the chance that your retirement savings could “run out” during your lifetime.

Retirement is a moment you plan for

MassMutual believes that retirement planning is not about crunching numbers – it’s about those moments when it all pays off. The more you plan for life’s greatest moments, the more you can relax and enjoy them. That is why our ongoing commitment is to help people financially protect their families today, so they can put themselves on the path to a more secure retirement. When it comes to retirement planning, MassMutual focuses on the long term and encourages all retirement investors to do the same. We believe that those who invest with an approach that is designed to help their retirement savings withstand all market conditions have the potential to enjoy more financial security in retirement. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

*	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market.

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA. All rights reserved. www.massmutual.com Underwriter: MML Distributors, LLC (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – Economic and Market Overview (Unaudited)

September 30, 2019

Market Highlights

•	For the reporting period from October 1, 2018 through September 30, 2019, U.S. stocks ended slightly higher, though they hit record levels in late July.

•

Global economic optimism faded during the period under the weight of global and domestic political tensions, mixed economic results, and the impact of existing tariffs and rhetoric threatening additional tariffs.

•	The Federal Open Market Committee (FOMC), in response to slowing global growth, announced two rate decreases in 2019 after one rate hike in December 2018.

•	Foreign stocks in developed markets and emerging markets saw losses over the reporting period, aggravated by a strengthening U.S. dollar.

•	U.S. bond investors enjoyed positive returns in a falling yield environment fueled by rate decreases and supportive central bank policy.

Market Environment

U.S. equity investors watched stock markets move mostly sideways for the fiscal year beginning October 1, 2018. U.S. stocks fell sharply in the first quarter of the period, suffering their worst quarterly decline in nearly a decade. They rebounded during the remaining quarters and crossed into record territory in late July 2019, but succumbed to volatility and uncertainty fueled by slowing global economic growth indicators and ongoing trade war acrimony between the U.S. and China. Both the S&P 500® Index* (S&P 500) and the Dow Jones Industrial AverageSM (Dow) ended the fiscal year only slightly ahead of where they started.

Global economic growth seemed to slow with less synchronized and more restrained economic indicators than in the recent past. The U.S. economy has shown signs that it may be in the late stages of the current business cycle. For example, a tightening labor market typically results in low unemployment rates, but tends to drive up wage growth, putting pressure on corporate earnings. Declining unemployment claims may point to a nearer-term plateau in employment growth. Mixed signals in housing data also tend to be consistent with late cycle trends. As a result, pundits’ speculation about recession has begun to emerge. Consensus still deems the risk of near-term recession to be low, but more possible than in recent years.

Global and domestic political tensions fueled market volatility throughout 2019. The U.S. threatened and imposed tariffs on Chinese goods, which prompted retaliatory responses from China. On-again, off-again trade talks added further turbulence. In Great Britain, negotiations for a Brexit deal broke down threatening a “no-deal” Brexit, which could create serious trade obstacles in Europe. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) At the end of the reporting period, parties were no closer to a deal, despite the looming October 31, 2019 deadline. Domestically, political rancor between the White House and the Democratic-led House of Representatives culminated in a call for the launch of a formal impeachment inquiry at the end of September. There does not appear to be an end in sight for the current political battles.

With these various tensions at play, the FOMC not only halted their previously announced calendar of rate hikes, but tapped the brakes and reduced rates twice during the period. Bond investors enjoyed some of the best returns they have seen in recent years, as bond indexes generally outperformed stock indexes for the period.

The broad market S&P 500 delivered a modest 4.25% return for the fiscal year. The Dow followed a similar pattern to end the period with a 4.21% advance. The technology-heavy NASDAQ Composite Index, which led returns in the last fiscal year, rose just over one-half of one percent for the period. Small- and mid-cap stocks underperformed their larger peers, as small-caps lagged significantly. Growth stocks outperformed their value counterparts during the period, although value investors enjoyed a resurgence toward the end of the fiscal year.

3

MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – Economic and Market Overview (Unaudited) (Continued)

Six of 11 sectors in the S&P 500 delivered positive returns for the reporting period, led by the utilities, real estate, and consumer staples sectors, which all enjoyed double-digit growth and beat the S&P 500. The energy sector was the worst laggard for the fiscal year. The financials, materials, industrials, and health care sectors also ended in negative territory.

Developed international markets, as measured by the MSCI EAFE® Index, not only trailed their domestic peers during the period, but also ended the fiscal year in negative territory, down 1.34%. Developed international markets struggled to gain traction under the weight of a strengthening U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and trade war rhetoric. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended down 2.02% for the period.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold for a short period in November 2018 before dropping back to 1.68% at the close of the period. Falling yields generally produce rising bond prices; therefore, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 10.30%. High-yield corporate bonds did not fare as well, but ended in positive territory. The Bloomberg Barclays U.S. Corporate High Yield Index advanced 6.36% by the end of the fiscal year.

Review and maintain your strategy

At MassMutual, we help people look out for those they love. We believe planning and saving for retirement continues to be an important and urgent challenge for many of our customers. Investing in stock and bond mutual funds can play an important role in helping build a stable source of retirement income that allows investors the freedom to retire any way they’d like. Maintaining a long-term perspective and setting realistic expectations about the future performance of your investment portfolio is very important. Financial markets can behave unpredictably. Our multi-managed and subadvised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level in changing markets, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

4

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Select Equity Asset Fund, and who is the Fund’s subadviser?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500® Index*). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is J.P. Morgan Investment Management Inc. (J.P. Morgan).

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned 3.10%, underperforming the 4.25% return of the S&P 500 Index, (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection in the financials, materials, and media sectors detracted from the Fund’s performance during the reporting period. Within the energy sector, the Fund’s overweight allocation to EOG Resources, Inc., relative to the benchmark, weighed on returns. EOG Resources is a company engaged in hydrocarbon exploration. Sector-wide operational fears surrounding Concho Resources’ well spacing test, which indicated well spacing was too tight, drove the stock down. Investors’ bearish outlook on oil prices further hurt the stock. Within the information technology sector, an overweight position in Nvidia, which designs graphics processing units (GPUs) for the gaming and professional markets, detracted from performance after the company reported mixed first-quarter results and disappointing forward guidance.

Stock selection in the information technology, industrial, and utilities sectors contributed to performance. Within the information technology sector, the Fund’s overweight position in software giant Microsoft helped performance, as the stock outperformed the market due to strong fundamentals across all segments. Commercial cloud growth drove the strong quarterly earnings and the company increased its revenue guidance. The Fund’s overweight stake in Analog Devices also contributed to performance. Despite weakness in the semiconductor market due to trade-related concerns, the company remained strong as a well-diversified competitor. Within the pharmaceutical/medical technology sectors, the Fund’s underweight stake in AbbVie boosted returns. The stock price of the biopharmaceutical company struggled during the reporting period due to scrutiny of its Humira business, as the introduction of biosimilars has hurt sales in Europe even more than expected.

Derivatives may be used as substitutes for securities in which the Fund can invest. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund may use futures contracts to more effectively gain targeted equity exposure from its cash positions. Derivative usage did not have a material effect on the Fund’s performance during the reporting period.

Subadviser outlook

Fund management continues to focus on the fundamentals of the economy and company earnings. J.P. Morgan’s Core analysts’ estimate for S&P 500 earnings currently projects 2% growth for 2019 and 9% growth for 2020. While subject to revision, this forecast reflects their expectations for modest expansion in the underlying economy and includes their best analysis of earnings

5

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

expectations for the coming year. In Fund management’s view, the implications of trade talks will be integral to investor sentiment and could continue to contribute to uncertainty moving forward.

While Fund management believes healthy corporate profits could continue to be supportive of the equity market, Fund management is monitoring the incremental risks that could represent headwinds for U.S. stocks. In particular, they continue to watch closely the state of trade relations, movements in global economic growth, and the implications of Federal Reserve policy, all of which they believe have the potential to heighten volatility.

MM Select Equity Asset Fund Largest Holdings (% of Net Assets) on 9/30/19

Microsoft Corp.	5.3%
Apple, Inc.	4.2%
Amazon.com, Inc.	3.3%
Mastercard, Inc. Class A	1.9%
Alphabet, Inc. Class A	1.8%
Alphabet, Inc. Class C	1.7%
Comcast Corp. Class A	1.6%
Berkshire Hathaway, Inc. Class B	1.6%
Chevron Corp.	1.6%
The Coca-Cola Co.	1.5%

24.5%

MM Select Equity Asset Fund Sector Table (% of Net Assets) on 9/30/19
Consumer, Non-cyclical	21.6%
Financial	18.1%
Technology	17.0%
Communications	14.5%
Industrial	9.1%
Consumer, Cyclical	8.6%
Energy	4.5%
Utilities	3.5%
Basic Materials	1.9%
Mutual Funds	0.0%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

6

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 09/15/2016
Class I	09/15/2016	3.10%	10.64%
S&P 500 Index		4.25%	13.96%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

7

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Bond Asset Fund, and who is the Fund’s subadviser?

The Fund seeks a regular level of income consistent with the preservation of capital over time. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund’s investments may include, but are not limited to, obligations issued by U.S. and foreign governments and their agencies, bonds issued by U.S. and foreign corporations, U.S. and non-U.S. dollar denominated foreign securities (including securities of emerging market issuers), mortgage- and asset-backed securities, Treasury inflation protected securities, and bank loans (which represent interests in amounts loaned to companies by banks and other lenders). The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned 10.21%, underperforming the 10.30% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund produced strong, positive absolute returns, but underperformed the benchmark for the period. A longer average duration posture relative to the benchmark was the most significant driver of relative returns, as Treasury yields dropped over the period. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the fund when interest rates rise or fall. Heightened global trade tensions and concerns surrounding global growth pushed yields lower. Security selection was mixed. The Fund’s defensive bias for shorter-maturity bonds in the corporate sector helped, but security selection in the agency mortgage-backed security sector weighed on returns. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) Asset allocation contributed to the Fund’s performance, with overweight allocations, relative to the benchmark, in emerging-market corporate bonds and commercial mortgage-backed securities benefiting the Fund.

In country and duration positioning, overweight positions in the local currency bond markets of Brazil, Chile, Israel, and Malaysia contributed to the Fund’s relative performance. However, underweight duration exposures to the euro zone, Japan, and the U.K. detracted from Fund performance. In currencies, an overweight bias toward the Indonesian rupiah benefited relative gains, while the Fund’s euro exposure detracted from relative returns. Within sector allocation and security selection, the Fund’s exposure to euro-denominated government-related bonds detracted from relative results.

From a derivatives perspective, the Fund held interest rate futures, interest rate swaps, currency forwards, currency options, non-deliverable forwards (NDFs), and credit default swaps (including CDSs , and CDXs) generating gross exposure of approximately 71.5%. The Fund also held CDX swaptions during the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The use of currency forwards and futures contributed to the Fund’s performance, options slightly detracted from performance, and the use of swaps had a negligible impact on the Fund’s full-year results.

Subadviser outlook

Markets have endured a turbulent period, driven by marked uncertainty forcing investors to weigh the competing impacts of slowing global growth against a widespread pivot towards accommodative monetary policy. Manufacturing data, a common indicator of economic conditions, has shown weakness, which has stoked fears of a coming recession. Along the same lines, during the third quarter of 2019, the bond market flashed a warning sign as closely watched portions of the Treasury yield curve inverted. Some pundits believe this may portend a recession. On the other hand, global stock markets have shrugged off bouts of volatility and remain near all-time highs, driven in large part by looser financial conditions.

8

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

With markets sending mixed signals, Fund management believes the trends in trade could drive the direction of the global economy. The markets have ebbed and flowed in tandem with the progress and setbacks surrounding trade talks – and while Fund management deems a near-term trade deal between the U.S. and China unlikely, they continue to expect the tenor of negotiations to impact markets as the process unfolds.

Against this backdrop of heightened uncertainty, Fund management has taken a cautious approach and has sought to position their multi-asset portfolios broadly neutral from a risk perspective. Despite signs that the current economic cycle is aging, they believe the strong labor environment could continue to support consumer spending and underpin economic growth. Fund management feels that the dovish shift in monetary policy around the world and a broader easing of financial and liquidity conditions have reduced the near-term likelihood of a global recession. However, their view is that this current cycle of easing may leave global central banks ill equipped to respond to a more pronounced downturn. While this step back from tightening policies may help to stabilize global growth, Fund management believes it remains unclear as to whether it will be sufficient to ignite a reacceleration in growth.

MassMutual Select T. Rowe Price Bond Asset Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

Corporate Debt	29.9%
U.S. Government Agency Obligations and Instrumentalities	19.5%
Sovereign Debt Obligations	18.0%
Non-U.S. Government Agency Obligations	16.7%
U.S. Treasury Obligations	11.7%
Bank Loans	2.4%
Mutual Funds	0.1%
Purchased Options	0.0%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

9

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	10.21%	5.72%
Bloomberg Barclays U.S. Aggregate Bond Index		10.30%	6.39%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

10

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Emerging Markets Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to provide high income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities of emerging market governments or companies located in emerging market countries (including so-called “frontier markets”). The Fund relies on a classification by either J.P. Morgan or the International Monetary Fund to determine which countries are considered emerging markets. The Fund normally will invest in at least three countries. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned 6.24%, underperforming the 10.60% return of the Bloomberg Barclays EM USD Aggregate Total Return Index (the “benchmark”), which is a flagship hard currency Emerging Markets debt benchmark that includes USD-denominated debt from sovereign, quasi-sovereign, and corporate emerging market issuers.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

An overweight allocation to Argentina detracted from the Fund’s benchmark-relative returns. The high-yield sovereign fell sharply after opposition candidate Alberto Fernandez won the presidential primary by a wider-than-expected margin. The result immediately raised concerns about Argentina’s willingness to continue with its economic reforms and its ability to repay their large dollar-denominated debt burden. Elsewhere in South America, an overweight in Venezuela also detracted from relative returns. Venezuelan securities declined amid pricing write-downs by the index, as the index reduced Venezuela’s weight by reducing prices. (The sanctioned bonds do not trade.)

Underweight exposures to Russia, Saudi Arabia, Qatar, and the Philippines also detracted from performance during the period. These low-yielding, investment-grade, longer-duration sovereigns performed well amid falling global rates, the rally of U.S. Treasuries, and investors’ rising risk aversion.

An overweight allocation to Brazil, as well as effective security selection within the country, aided relative performance. Brazilian assets advanced as optimism about pension reform grew, and the economic outlook improved. Positions in quasi-sovereign Petrobras outperformed the benchmark, as this Fund holding reported solid earnings and successfully refinanced some of its outstanding debt and extended maturities.

An overweight allocation to South Africa, as well as effective security selection within that country, proved beneficial for the Fund. South African assets advanced as reform-oriented incumbent President Cyril Ramaphosa won reelection, and the government increased support for state-owned utility Eskom. The Fund’s positions in Eskom and longer-maturity sovereign debt outperformed the benchmark amid a global search for yield.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2019, the Fund held interest rate futures, currency forwards, currency options, NDFs, and CDS. The estimated return impact from employing currency forwards and futures slightly enhanced the Fund’s performance for the year, whereas the use of options and swaps detracted slightly from returns.

Subadviser outlook

While emerging markets are not insulated from the global risk environment, T. Rowe Price remains cautiously optimistic on the asset class, as Fund management believes it offers one of the highest-yielding opportunities in the fixed income market and credit fundamentals remain generally healthy. Despite a strong rally early in the year, spreads remain at reasonable levels from a historical perspective, with yields of over 5% – three times those of Treasuries. This income provides a substantial buffer from

11

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

market corrections and offers materially better carry than most comparable developed markets bonds. Fund management also believes there is a silver lining to the mixed global risk environment – a more dovish U.S. Federal Reserve has given emerging markets room for easier monetary policy, spurring emerging-market growth.

Fund management believes fundamentals remain broadly supportive, including stable underlying economic growth, more disciplined government spending, largely balanced current accounts, and rational economic policy in most major markets. In the near term, they believe exogenous macroeconomic risks, along with several idiosyncratic factors within emerging markets, could be key drivers through year-end 2019, including China (trade war and domestic fiscal stimulus), Argentina (path of debt restructuring and fiscal policy under a new government), and the speed and magnitude of monetary easing in major economies.

MassMutual Select T. Rowe Price Emerging Markets Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

Sovereign Debt Obligations	56.9%
Corporate Debt	39.9%
Mutual Funds	0.8%
U.S. Treasury Obligations	0.1%
Purchased Options	0.0%

Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%

Net Assets	100.0%

12

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	6.24%	1.46%
Bloomberg Barclays EM USD Aggregate Total Return Index		10.60%	5.71%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

13

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Large Cap Blend Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation through investments in common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned 5.39%, outperforming the 3.87% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the Fund’s large-cap value allocation, the utilities sector was the top contributor to the Fund’s relative performance due to stock selection and a favorable overweight allocation, relative to the benchmark. Fund holdings in the information technology sector also added value, as did an overweight allocation to that sector. Within the information technology sector, Fund holdings in the software industries performed best. An underweight allocation to and stock selection within the energy sector also boosted relative results. However, underweight allocations to the real estate and communication services sectors detracted from relative returns, although favorable security selection within those sectors partly offset the negative impact.

Within the Fund’s large-cap growth allocation, stock selection in the health care sector was the top detractor from relative returns. Fund holdings in the communication services sector also weighed on relative results, particularly within the interactive media and services industry. An underweight allocation to and stock selection within the consumer staples sector also detracted. Stock selection in the information technology sector was the top contributor to relative performance, led by Fund holdings in information technology services. An overweight allocation to the strong-performing utilities sector also added value.

Subadviser outlook

Markets have endured a turbulent period, driven by marked uncertainty forcing investors to weigh the competing impacts of slowing global growth against a widespread pivot towards accommodative monetary policy. Manufacturing data, a common indicator of economic conditions, has shown weakness, which has stoked fears of a coming recession. Along the same lines, during the third quarter of 2019, the bond market flashed a warning sign as closely watched portions of the Treasury yield curve inverted. Some pundits believe this may portend a recession. On the other hand, global stock markets have shrugged off bouts of volatility and remain near all-time highs, driven in large part by looser financial conditions.

With markets sending mixed signals, Fund management believes the trends in trade could drive the direction of the global economy. The markets have ebbed and flowed in tandem with the progress and setbacks surrounding trade talks – and while Fund management deems a near-term trade deal between the U.S. and China unlikely, they continue to expect the tenor of negotiations to impact markets as the process unfolds.

Against this backdrop of heightened uncertainty, Fund management has taken a cautious approach and has sought to position their multi-asset portfolios broadly neutral from a risk perspective. Despite signs that the current economic cycle is aging, they believe the strong labor environment could continue to support consumer spending and underpin economic growth. Fund management feels that the dovish shift in monetary policy around the world and a broader easing of financial and liquidity conditions have reduced the near-term likelihood of a global recession. However, their view is that this current cycle of easing may leave global central banks ill equipped to respond to a more pronounced downturn. While this step back from tightening policies may help to stabilize global growth, Fund management believes it remains unclear as to whether it will be sufficient to ignite a reacceleration in growth.

14

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Large Cap Blend Fund Largest Holdings (% of Net Assets) on 9/30/19

Microsoft Corp.	5.3%
Amazon.com, Inc.	4.1%
The Boeing Co.	3.7%
Facebook, Inc. Class A	2.8%
NextEra Energy, Inc.	2.3%
Alphabet, Inc. Class C	2.0%
American International Group, Inc.	2.0%
Visa, Inc. Class A	1.9%
Tyson Foods, Inc. Class A	1.9%
Mastercard, Inc. Class A	1.7%

27.7%

MassMutual Select T. Rowe Price Large Cap Blend Fund Sector Table (% of Net Assets) on 9/30/19

Consumer, Non-cyclical	17.5%
Communications	17.2%
Financial	17.1%
Technology	15.9%
Industrial	12.2%
Utilities	7.4%
Consumer, Cyclical	7.2%
Energy	2.3%
Basic Materials	2.1%
Mutual Funds	0.2%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

15

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	5.39%	8.64%
Russell 1000 Index		3.87%	11.08%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

16

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a level of income that is consistent with the current rate of inflation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund invests in a diversified portfolio of short- and intermediate-term investment-grade bonds. The Fund’s investments may include inflation-linked securities, including Treasury Inflation Protected Securities, as well as corporate, government, mortgage-backed, and asset-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned 3.95%, underperforming the 7.13% return of the Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index (the “benchmark”), which includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 5 years, are rated investment grade, and have $250 million or more of outstanding face value.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s exposure to Treasury Inflation-Protected Securities (TIPS) and inflation-linked securities with longer maturities detracted from relative performance, as they were more sensitive to muted longer-term inflation expectations. Increased tariffs and some higher Consumer Price Index (CPI) readings exerted upward pressure on near-term inflation expectations, but longer-term growth and inflation expectations remained low. (CPI measures changes in the price of a market basket of consumer goods and services.)

The Fund’s out-of-benchmark allocations to shorter-dated investment-grade corporate bonds and, to a lesser extent, agency mortgage-backed securities and asset-backed securities, helped offset the Fund’s underperformance, relative to the benchmark. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) The Federal Reserve’s (the Fed) dovish shift in early 2019 and signs of U.S. economic stability supported steady flows into investment-grade corporates, and the sector produced some of the strongest excess returns during the year, despite periods of volatility. The Fund’s out-of-benchmark allocations offer diversification and potentially higher yields when inflation expectations are low. The Fund’s long duration position contributed to returns, as yields fell over the period and touched some of the lowest levels in three years. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the fund when interest rates rise or fall.

With respect to derivatives, the Fund held interest rate futures, interest rate futures options, and zero-coupon inflation swaps. The Fund’s use of currency forwards and options had a negligible effect on performance; the use of futures and swaps detracted from returns. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

The Fed responded to slowing growth by cutting interest rates in July and September. While the central bank has struggled to maintain credibility that it is serious about addressing below-target inflation, T. Rowe Price believes that another rate cut in the fourth quarter of 2019 and an expansion of the Fed’s balance sheet could help the central bank regain market confidence.

Fund management believes that economic growth appears to be at an inflection point, with the market unsure if manufacturing will rebound from recent sluggishness or if consumer resiliency will weaken and begin a real downturn in the economy. In their view, continued trade tensions could add to market uncertainty, but if sentiment around the economy improves, inflation expectations have the potential to move higher.

17

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

U.S. Treasury Obligations	74.3%
Corporate Debt	14.6%
Non-U.S. Government Agency Obligations	7.9%
U.S. Government Agency Obligations and Instrumentalities	1.8%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

18

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	3.95%	2.95%
Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index		7.13%	4.98%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

19

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Real Assets Fund, and who is the Fund’s subadviser?

The Fund seeks to provide long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. The Fund’s subadviser currently defines real assets broadly and considers them to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned 1.16%, underperforming the 1.38% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection detracted from the Fund’s relative returns, most notably among U.S. and global real estate investment trusts. Fund holdings among global metals and precious metals also weighed on the Fund’s relative performance for the year. An overweight allocation to cash, relative to the benchmark, detracted from relative returns, as well. However, security selection within and a favorable overweight allocation to natural resources were positive contributors to relative performance.

With respect to derivatives, the Fund held index futures, interest rate futures, currency forwards, and currency options generating gross exposure of approximately 8.3%. The Fund also held rights during the period. The estimated return impact from employing currency forwards as well as options and rights was negligible; the use of futures had a negative impact on the Fund’s performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

Markets have endured a turbulent period, driven by marked uncertainty forcing investors to weigh the competing effects of slowing global growth against a widespread pivot towards accommodative monetary policy. Manufacturing data, a common indicator of economic conditions, has shown weakness, which has stoked fears of a coming recession. Along the same lines, during the third quarter of 2019, the bond market flashed a warning sign as closely watched portions of the Treasury yield curve inverted. Some pundits believe this may portend a recession. On the other hand, global stock markets have shrugged off bouts of volatility and remain near all-time highs, driven in large part by looser financial conditions.

With markets sending mixed signals, Fund management believes the trends in trade could drive the direction of the global economy. The markets have ebbed and flowed in tandem with the progress and setbacks surrounding trade talks – and while Fund management deems a near term trade deal between the U.S. and China unlikely, they continue to expect the tenor of negotiations to impact markets as the process unfolds.

Against this backdrop of heightened uncertainty, Fund management has taken a cautious approach and has sought to position their multi-asset portfolios broadly neutral from a risk perspective. Despite signs that the current economic cycle is aging, they believe the strong labor environment could continue to support consumer spending and underpin economic growth. Fund management feels that the dovish shift in monetary policy around the world and a broader easing of financial and liquidity conditions have reduced the near-term likelihood of a global recession. However, their view is that this current cycle of easing may leave global central banks ill equipped to respond to a more pronounced downturn. While this step back from tightening policies may help to stabilize global growth, Fund management believes it remains unclear as to whether it will be sufficient to ignite a reacceleration in growth.

20

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited) (Continued)

Fund management believes that the return of sustained volatility, combined with above-average valuations in many asset classes in an environment filled with geopolitical and monetary policy risks, underscores the value of their strategic investment approach.

MassMutual Select T. Rowe Price Real Assets Fund Largest Holdings (% of Net Assets) on 9/30/19

BHP Group Ltd.	3.2%
Prologis, Inc.	2.6%
Rio Tinto PLC	2.5%
AvalonBay Communities, Inc.	2.1%
Equity Residential	1.9%
Public Storage	1.7%
Essex Property Trust, Inc.	1.5%
Total SA	1.4%
Barrick Gold Corp.	1.3%
Vale SA	1.2%

19.4%

MassMutual Select T. Rowe Price Real Assets Fund Sector Table (% of Net Assets) on 9/30/19

Financial	38.7%
Basic Materials	35.2%
Energy	10.8%
Utilities	2.9%
Industrial	2.7%
Consumer, Cyclical	0.7%
Consumer, Non-cyclical	0.7%
Mutual Funds	0.2%
Purchased Options	0.0%

Total Long-Term Investments	91.9%
Short-Term Investments and Other Assets and Liabilities	8.1%

Net Assets	100.0%

21

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	1.16%	4.11%
MSCI ACWI Index		1.38%	4.66%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

22

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of small and mid cap companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and mid cap companies. The Fund’s subadviser currently considers small and mid cap companies to include companies with market capitalizations at the time of purchase that are within the market capitalization range of companies included in either the Russell 2000® Index or the Russell Midcap® Index. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned 1.72%, significantly outperforming the -4.04% return of the Russell 2500 Index (the “benchmark”), which measures the performance of the small- to mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on the combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s allocations to small-cap stocks outperformed their respective benchmarks, while performance among its allocations to mid-cap stocks was mixed.

The Fund’s small-cap stock allocation had positive absolute returns for the Fund. The health care sector contributed the most to relative results due to stock selection, led by Fund holdings in the biotechnology industry. Stock selection in the information technology sector, driven by the software industry, also aided relative performance. The consumer discretionary sector also contributed to relative returns due to stock selection. No sectors detracted from relative performance; however, at the industry level, the bank industry weighed on the Fund’s relative results.

The Fund’s small-cap growth allocation also contributed to the Fund’s performance for the period. The information technology sector was the leading contributor to relative performance due to stock selection, driven by the information technology services industry, and an overweight position within the sector. The Fund’s stock selection and underweight allocation in the health care sector aided relative results. Stock selection in the industrials sector boosted relative performance, led by the professional services industry. The Fund’s lack of exposure to the strong-performing utilities sector detracted from relative results. The real estate sector hindered relative performance due to the Fund’s underweight position in that market segment; however, beneficial stock selection within the sector tempered the negative impact.

The small-cap value allocation detracted from Fund performance during the reporting period. The health care sector contributed the most to relative results due to stock selection; however, an unfavorable overweight position offset some of the positive impact. The energy sector aided relative performance due to an underweight allocation to the sector and Fund holdings within the sector. Stock selection in the consumer staples sector boosted relative returns, driven by Fund holdings in the food products industry. The financials sector detracted from relative performance due to Fund holdings there, particularly within the consumer finance industry.

The mid-cap growth allocation contributed to the Fund’s performance during the reporting period. The health care sector was the leading contributor to relative performance due to stock selection within the health care equipment and supplies industry. Stock selection in the information technology sector also aided relative results. The materials sector boosted relative performance due to stock selection, led by the containers and packaging industry. The energy sector was the greatest detractor from relative results due to stock selection and an overweight position in the poorly performing sector. The Fund’s lack of exposure to the real estate sector, another standout market segment for the year, weighed on relative performance.

23

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

With respect to derivatives, the Fund held warrants generating gross exposure of less than 0.1%. The estimated return impact from employing futures detracted from the Fund’s returns, but the use of warrants had a negligible impact on full-year results. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Markets have endured a turbulent period, driven by marked uncertainty forcing investors to weigh the competing impacts of slowing global growth against a widespread pivot towards accommodative monetary policy. Manufacturing data, a common indicator of economic conditions, has shown weakness, which has stoked fears of a coming recession. Along the same lines, during the third quarter of 2019, the bond market flashed a warning sign as closely watched portions of the Treasury yield curve inverted. Some pundits believe this may portend a recession. On the other hand, global stock markets have shrugged off bouts of volatility and remain near all-time highs, driven in large part by looser financial conditions.

With markets sending mixed signals, Fund management believes the trends in trade could drive the direction of the global economy. The markets have ebbed and flowed in tandem with the progress and setbacks surrounding trade talks – and while Fund management deems a near-term trade deal between the U.S. and China unlikely, they continue to expect the tenor of negotiations to impact markets as the process unfolds.

Against this backdrop of heightened uncertainty, Fund management has taken a cautious approach and has sought to position their multi-asset portfolios broadly neutral from a risk perspective. Despite signs that the current economic cycle is aging, they believe the strong labor environment could continue to support consumer spending and underpin economic growth. Fund management feels that the dovish shift in monetary policy around the world and a broader easing of financial and liquidity conditions have reduced the near-term likelihood of a global recession. However, their view is that this current cycle of easing may leave global central banks ill equipped to respond to a more pronounced downturn. While this step back from tightening policies may help to stabilize global growth, Fund management believes it remains unclear as to whether it will be sufficient to ignite a reacceleration in growth.

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Largest Holdings (% of Net Assets) on 9/30/19

Hologic, Inc.	1.0%
Textron, Inc.	0.9%
Burlington Stores, Inc.	0.9%
Bunge Ltd	0.7%
Perrigo Co. PLC	0.7%
TransUnion	0.7%
Teleflex, Inc.	0.6%
Cboe Global Markets, Inc.	0.6%
Cable One, Inc.	0.6%
CoStar Group, Inc.	0.6%

7.3%

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Sector Table (% of Net Assets) on 9/30/19

Consumer, Non-cyclical	27.9%
Financial	18.0%
Industrial	15.2%
Technology	9.4%
Consumer, Cyclical	9.1%
Communications	4.7%
Basic Materials	3.9%
Energy	3.9%
Utilities	3.2%
Mutual Funds	1.5%
Diversified	0.2%

Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%

Net Assets	100.0%

24

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	1.72%	9.85%
Russell 2500 Index		-4.04%	6.71%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

25

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, and who is the Fund’s subadviser?

The Fund seeks a high level of income consistent with capital preservation. Under normal circumstances, the Fund invests at least 85% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government and in repurchase agreements on U.S. Treasury securities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class I shares returned 24.53%, underperforming the 24.79% return of the Bloomberg Barclays Long-Term U.S. Treasury Index (the “benchmark”), an unmanaged index that measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund produced strong, positive absolute returns, but underperformed the benchmark for the period. Treasury yields fell over the year, as the Federal Reserve (the Fed) engaged in two interest rate cuts of 0.25% by the end of the period amid global growth concerns, shifting further away from its steady policy tightening during 2018.

The Fund’s overweight allocation to the two-year part of the yield curve (relative to the benchmark) and its underweight allocation to the five-year portion held back the Fund’s results. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) The Fed’s apparent reluctance to meet the market’s expectations for deeper rate cuts tempered declines for two-year Treasury yields over the period, as the Fed appeared reluctant to meet the market’s expectations for deeper rate cuts. In turn, the five-year portion of the curve rallied sharply, as the market viewed the Fed’s reluctance as a policy error and the risks of a coming recession increased. However, as yields fell, the Fund’s longer duration posture throughout much of 2019 enhanced returns. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the fund when interest rates rise or fall.

The Fund’s allocation to Ginnie Mae mortgage-backed securities (MBS) and Treasury inflation-protected securities (TIPS) held back results. The Fund’s out-of-benchmark allocation to MBS, which was larger in late 2018 as a defensive response to then-rising rates, detracted from performance for the period, as yields declined in 2019, causing mortgage prepayment speeds to accelerate and MBS spreads to widen. Tactical exposure to TIPS, which was ultimately eliminated during the period, also weighed on performance, as inflation expectations weakened.

From a derivatives perspective, the Fund held interest rate futures and interest rate futures options generating gross exposure of approximately 34.2%. Employing futures contributed to Fund performance, whereas the use of options had a negligible effect on the Fund’s returns. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Fund management believes that U.S. economic growth could remain modest for the balance of 2019, buoyed by strong consumer spending and a stabilizing manufacturing sector, which has shown signs of bottoming. However, with increased concerns from the Fed about downside risks to the outlook, as indicated within the September Federal Open Market Committee minutes, Fund management believes that the central bank is likely to cut rates further, particularly given the low risk of cuts due to muted inflation pressures. At the same time, the Fed is nearing a return to a data-dependent policy approach and, barring a more meaningful decline in global growth, Fund management expects rates to remain largely range-bound for the rest of 2019.

26

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

U.S. Treasury Obligations	93.1%
U.S. Government Agency Obligations and Instrumentalities	5.9%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

27

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	24.53%	14.51%
Bloomberg Barclays Long-Term U.S. Treasury Index		24.79%	14.86%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

28

MM Select Equity Asset Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 98.8%
Basic Materials — 1.9%
Chemicals — 1.8%
Celanese Corp.	13,830	$1,691,271
Dow, Inc. (a)	26,616	1,268,252
DuPont de Nemours, Inc.	21,216	1,512,913
Eastman Chemical Co.	29,120	2,149,930
Linde PLC	7,670	1,485,832
LyondellBasell Industries NV Class A	5,740	513,558

		8,621,756

Mining — 0.1%
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	3,141	-
Freeport-McMoRan, Inc.	25,580	244,800
Newmont Goldcorp Corp.	9,290	352,277

		597,077

		9,218,833

Communications — 14.5%
Internet — 9.2%
Alphabet, Inc. Class A (a)	7,260	8,865,477
Alphabet, Inc. Class C (a)	6,650	8,106,350
Amazon.com, Inc. (a)	9,400	16,317,554
Booking Holdings, Inc. (a)	210	412,148
Expedia Group, Inc.	20,310	2,729,867
Facebook, Inc. Class A (a)	28,020	4,989,802
Lyft, Inc. (a)	9,580	391,247
Netflix, Inc. (a)	12,320	3,297,078

		45,109,523

Media — 3.6%
Altice USA, Inc. Class A (a)	31,000	889,080
Charter Communications, Inc. Class A (a)	10,300	4,244,836
Comcast Corp. Class A	178,730	8,057,148
Discovery, Inc. Class A (a) (d)	43,410	1,156,008
Discovery, Inc. Class C (a)	47,404	1,167,087
Viacom, Inc. Class B	3,300	79,299
The Walt Disney Co.	15,390	2,005,625

		17,599,083

Telecommunications — 1.7%
AT&T, Inc.	8,100	306,504
Cisco Systems, Inc.	23,620	1,167,064
Motorola Solutions, Inc.	1,960	334,004
T-Mobile US, Inc. (a)	8,210	646,702
Verizon Communications, Inc.	95,970	5,792,749

		8,247,023

		70,955,629

	Number of Shares	Value
Consumer, Cyclical — 8.6%
Airlines — 0.4%
Delta Air Lines, Inc.	19,180	$1,104,768
Southwest Airlines Co.	9,140	493,652
United Airlines Holdings, Inc. (a)	4,720	417,295

		2,015,715

Apparel — 0.6%
NIKE, Inc. Class B	24,530	2,303,858
Ralph Lauren Corp.	5,200	496,444

		2,800,302

Auto Manufacturers — 0.5%
General Motors Co.	39,700	1,487,956
PACCAR, Inc.	14,220	995,542

		2,483,498

Auto Parts & Equipment — 0.2%
Magna International, Inc.	18,180	969,540
BorgWarner, Inc.	5,430	199,172

		1,168,712

Distribution & Wholesale — 0.1%
HD Supply Holdings, Inc. (a)	17,450	683,604

Home Builders — 0.3%
Lennar Corp. Class A	24,000	1,340,400

Home Furnishing — 0.0%
Midea Group Co. Ltd.	700	5,041

Leisure Time — 0.1%
Royal Caribbean Cruises Ltd.	4,150	449,569

Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	17,920	1,668,531

Retail — 5.9%
FF Group (a) (c)	294	1,538
Advance Auto Parts, Inc.	10,450	1,728,430
AutoZone, Inc. (a)	3,200	3,470,784
Best Buy Co., Inc.	33,210	2,291,158
The Home Depot, Inc.	25,480	5,911,869
Lowe’s Cos., Inc.	36,540	4,017,938
McDonald’s Corp.	6,890	1,479,352
O’Reilly Automotive, Inc. (a)	4,070	1,621,936
Ross Stores, Inc.	14,260	1,566,461
The TJX Cos., Inc.	56,830	3,167,704
Yum! Brands, Inc.	30,290	3,435,795

		28,692,965

Toys, Games & Hobbies — 0.2%
Hasbro, Inc.	6,100	724,009

		42,032,346

Consumer, Non-cyclical — 21.6%
Agriculture — 1.3%
Altria Group, Inc.	37,390	1,529,251
Philip Morris International, Inc.	61,350	4,658,306

		6,187,557

The accompanying notes are an integral part of the financial statements.

29

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Beverages — 2.1%
The Coca-Cola Co.	134,410	$7,317,281
Constellation Brands, Inc. Class A	6,290	1,303,791
PepsiCo, Inc.	13,930	1,909,803

		10,530,875

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc. (a)	14,310	1,401,521
Amgen, Inc.	2,050	396,696
Biogen, Inc. (a)	7,560	1,760,119
Celgene Corp. (a)	19,330	1,919,469
Corteva, Inc. (a)	34,446	964,488
Illumina, Inc. (a)	2,920	888,322
Regeneron Pharmaceuticals, Inc. (a)	3,870	1,073,538
Vertex Pharmaceuticals, Inc. (a)	10,370	1,756,886

		10,161,039

Commercial Services — 2.2%
Automatic Data Processing, Inc.	33,310	5,376,900
Cintas Corp.	1,210	324,401
H&R Block, Inc.	7,930	187,307
PayPal Holdings, Inc. (a)	42,250	4,376,678
S&P Global, Inc.	1,130	276,827

		10,542,113

Cosmetics & Personal Care — 1.1%
The Procter & Gamble Co.	44,790	5,570,980

Foods — 1.1%
China Huishan Dairy Holdings Co. Ltd. (a) (b) (c)	44,000	-
Conagra Brands, Inc.	9,740	298,823
General Mills, Inc.	28,300	1,559,896
Mondelez International, Inc. Class A	59,570	3,295,413

		5,154,132

Health Care – Products — 4.1%
Medtronic PLC	52,470	5,699,292
Becton Dickinson and Co.	2,240	566,630
Boston Scientific Corp. (a)	100,360	4,083,648
Intuitive Surgical, Inc. (a)	1,590	858,489
Thermo Fisher Scientific, Inc.	17,790	5,181,693
Zimmer Biomet Holdings, Inc.	27,200	3,733,744

		20,123,496

Health Care – Services — 1.6%
Town Health International Medical Group Ltd. (c)	62,000	5,458
Anthem, Inc.	8,840	2,122,484
UnitedHealth Group, Inc.	26,160	5,685,091

		7,813,033

Household Products & Wares — 0.1%
Avery Dennison Corp.	1,490	169,219
Kimberly-Clark Corp.	1,800	255,690

		424,909

	Number of Shares	Value
Pharmaceuticals — 5.9%
Allergan PLC	5,730	$964,302
AbbVie, Inc.	53,670	4,063,892
Bristol-Myers Squibb Co.	46,870	2,376,778
Cigna Corp. (a)	28,810	4,373,070
Eli Lilly & Co.	31,942	3,572,074
Johnson & Johnson	37,920	4,906,089
McKesson Corp.	3,750	512,475
Merck & Co., Inc.	72,330	6,088,739
Pfizer, Inc.	61,890	2,223,708

		29,081,127

		105,589,261

Energy — 4.5%
Oil & Gas — 4.1%
Brightoil Petroleum Holdings Ltd. (a) (c)	52,000	9,952
Chevron Corp.	64,880	7,694,768
Concho Resources, Inc.	4,470	303,513
Diamondback Energy, Inc.	19,750	1,775,723
EOG Resources, Inc.	44,690	3,316,892
Exxon Mobil Corp.	19,320	1,364,185
Marathon Petroleum Corp.	48,820	2,965,815
Pioneer Natural Resources Co.	18,420	2,316,683

		19,747,531

Pipelines — 0.4%
ONEOK, Inc.	28,460	2,097,217

		21,844,748

Financial — 18.1%
Banks — 5.7%
Bank of America Corp.	222,710	6,496,451
Citigroup, Inc.	95,910	6,625,463
Citizens Financial Group, Inc.	15,760	557,431
Fifth Third Bancorp	29,954	820,140
KeyCorp	138,540	2,471,554
Morgan Stanley	103,850	4,431,279
Regions Financial Corp.	45,950	726,929
SunTrust Banks, Inc.	20,150	1,386,320
Wells Fargo & Co.	87,670	4,422,075

		27,937,642

Diversified Financial Services — 6.1%
Invesco Ltd.	49,380	836,497
American Express Co.	5,920	700,218
Ameriprise Financial, Inc.	6,570	966,447
BlackRock, Inc.	2,330	1,038,341
Capital One Financial Corp.	34,080	3,100,598
The Charles Schwab Corp.	44,840	1,875,657
Franklin Resources, Inc.	34,880	1,006,637
Intercontinental Exchange, Inc.	48,310	4,457,564
Mastercard, Inc. Class A	33,730	9,160,056
Synchrony Financial	27,770	946,679

The accompanying notes are an integral part of the financial statements.

30

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TD Ameritrade Holding Corp.	19,160	$894,772
Visa, Inc. Class A	27,600	4,747,476

		29,730,942

Insurance — 3.9%
Everest Re Group Ltd.	2,620	697,156
Convoy Global Holdings Ltd. (a) (c)	42,000	895
The Allstate Corp.	12,440	1,351,979
American International Group, Inc.	34,570	1,925,549
Arthur J Gallagher & Co.	8,200	734,474
Berkshire Hathaway, Inc. Class B (a)	38,000	7,904,760
The Hartford Financial Services Group, Inc.	47,100	2,854,731
Lincoln National Corp.	5,100	307,632
MetLife, Inc.	63,020	2,972,023
The Progressive Corp.	4,700	363,075

		19,112,274

Real Estate Investment Trusts (REITS) — 2.4%
AvalonBay Communities, Inc.	10,830	2,332,024
Boston Properties, Inc.	4,050	525,123
Digital Realty Trust, Inc.	3,020	392,026
Equinix, Inc.	3,410	1,966,888
Equity Residential	8,280	714,233
Federal Realty Investment Trust	7,360	1,001,990
Host Hotels & Resorts, Inc.	33,520	579,561
Mid-America Apartment Communities, Inc.	2,130	276,921
Prologis, Inc.	27,970	2,383,604
Public Storage	2,060	505,256
Ventas, Inc.	11,030	805,521
VICI Properties, Inc.	17,372	393,476

		11,876,623

		88,657,481

Industrial — 9.1%
Aerospace & Defense — 2.4%
The Boeing Co.	5,060	1,925,178
General Dynamics Corp.	21,440	3,917,731
Northrop Grumman Corp.	5,420	2,031,362
United Technologies Corp.	27,640	3,773,413

		11,647,684

Building Materials — 0.3%
Masco Corp.	37,810	1,575,921

Electronics — 1.0%
Honeywell International, Inc.	30,440	5,150,448

Engineering & Construction — 0.0%
Hsin Chong Group Holdings Ltd. (a) (b) (c)	40,000	1,786

Environmental Controls — 0.1%
Waste Management, Inc.	4,100	471,500

	Number of Shares	Value
Hand & Machine Tools — 0.5%
Snap-on, Inc.	4,580	$716,953
Stanley Black & Decker, Inc.	13,560	1,958,200

		2,675,153

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	10,350	1,307,308

Machinery – Diversified — 0.8%
Cummins, Inc.	14,260	2,319,674
Deere & Co.	8,850	1,492,818

		3,812,492

Miscellaneous – Manufacturing — 1.6%
Eaton Corp. PLC	56,870	4,728,740
Ingersoll-Rand PLC	15,560	1,917,148
Parker-Hannifin Corp.	7,679	1,386,904

		8,032,792

Packaging & Containers — 0.5%
Crown Holdings, Inc. (a)	18,210	1,202,953
Packaging Corp. of America	6,040	640,844
WestRock Co.	17,580	640,791

		2,484,588

Transportation — 1.6%
Kansas City Southern	1,900	252,719
Norfolk Southern Corp.	24,130	4,335,196
Union Pacific Corp.	18,590	3,011,208

		7,599,123

		44,758,795

Technology — 17.0%
Computers — 5.8%
Accenture PLC Class A	23,760	4,570,236
Apple, Inc.	92,430	20,701,547
Cognizant Technology Solutions Corp. Class A	30,250	1,823,016
HP, Inc.	65,480	1,238,882

		28,333,681

Semiconductors — 4.2%
NXP Semiconductor NV	26,120	2,850,214
Advanced Micro Devices, Inc. (a)	50,800	1,472,692
Analog Devices, Inc.	35,510	3,967,532
Intel Corp.	14,500	747,185
KLA Corp.	6,400	1,020,480
NVIDIA Corp.	17,330	3,016,633
Skyworks Solutions, Inc.	1,800	142,650
Teradyne, Inc.	42,550	2,464,071
Texas Instruments, Inc.	39,410	5,093,349

		20,774,806

Software — 7.0%
Electronic Arts, Inc. (a)	20,540	2,009,223
Fiserv, Inc. (a)	10,430	1,080,444

The accompanying notes are an integral part of the financial statements.

31

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Intuit, Inc.	4,550	$1,210,027
Microsoft Corp.	185,010	25,721,940
salesforce.com, Inc. (a)	27,300	4,052,412

		34,074,046

		83,182,533

Utilities — 3.5%
Electric — 3.5%
American Electric Power Co., Inc.	28,070	2,629,878
Edison International	36,770	2,773,193
Entergy Corp.	15,100	1,772,136
Exelon Corp.	9,930	479,718
NextEra Energy, Inc.	20,430	4,759,986
Sempra Energy	9,450	1,394,916
Xcel Energy, Inc.	52,730	3,421,650

		17,231,477

TOTAL COMMON STOCK (Cost $434,132,895)		483,471,103

TOTAL EQUITIES (Cost $434,132,895)		483,471,103

MUTUAL FUNDS — 0.0%
Mutual Fund — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (e)	113,932	113,932

TOTAL MUTUAL FUNDS (Cost $113,932)		113,932

WARRANTS — 0.0%
Industrial — 0.0%
Engineering & Construction — 0.0%
Abengoa SA, Expires 3/31/25, Strike 0.0002 EUR (a) (c)	11,608	130

Consumer, Non-cyclical — 0.0%
Commercial Services — 0.0%
Ezion Holdings Ltd. Expires 4/16/23, Strike 0.2763 SGD (a) (b) (c)	14,640	-

TOTAL WARRANTS (Cost $0)		130

RIGHTS — 0.0%
Basic Materials — 0.0%
Chemicals — 0.0%
A. Schulman, Inc. CVR (a) (b) (c)	427	223

	Number of Shares	Value
Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Tobira Therapeutics Inc. CVR (a) (b) (c)	505	$3,843

TOTAL RIGHTS (Cost $215)		4,066

TOTAL LONG-TERM INVESTMENTS (Cost $434,247,042)		483,589,231

	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (f)	$6,503,757	6,503,757

TOTAL SHORT-TERM INVESTMENTS (Cost $6,503,757)		6,503,757

TOTAL INVESTMENTS — 100.1% (Cost $440,750,799) (g)		490,092,988

Other Assets/(Liabilities) — (0.1)%		(524,102)

NET ASSETS — 100.0%		$489,568,886

Abbreviation Legend

CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $23,825 or 0.00% of net assets.

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $111,340 or 0.02% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $6,503,928. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $6,635,603.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	12/20/19	34	$5,102,574	$(39,124)

The accompanying notes are an integral part of the financial statements.

33

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments

September 30, 2019

	Principal Amount	Value
BONDS & NOTES — 98.2%

BANK LOANS — 2.4%
Auto Parts & Equipment — 0.1%
Panther BF Aggregator 2 LP, USD Term Loan B, 1 mo. LIBOR + 3.500% 5.544% VRN 4/30/26	$280,000	$277,027
PQ Corp., 2018 Term Loan B, 3 mo. LIBOR + 2.500% 4.756% VRN 2/08/25	201,756	201,923

		478,950

Biotechnology — 0.0%
Aldevron LLC, 2019 Term Loan B, 0.000% VRN 9/19/26 (a)	210,000	210,525

Building Materials — 0.1%
Summit Materials Cos. I LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.000% 4.044% VRN 11/21/24	388,514	388,879

Chemicals — 0.0%
H.B. Fuller Co., 2017 Term Loan B, 1 mo. LIBOR + 2.000% 4.044% VRN 10/20/24	143,303	142,619

Commercial Services — 0.1%
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, 1 mo. LIBOR + 2.750% 4.800% VRN 4/26/24	607,784	604,636
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, 1 mo. LIBOR + 2.750% 4.794% VRN 5/02/22	116,864	116,855
Trans Union LLC, 2018 Term Loan B4, 1 mo. LIBOR + 2.000% 4.044% VRN 6/19/25	108,625	108,897

		830,388

Computers — 0.1%
Dell International LLC Term Loan A6, 1 mo. LIBOR + 1.750% 3.810% VRN 3/13/24	246,875	246,670
2019 Term Loan B, 1 mo. LIBOR + 2.000% 4.050% VRN 9/19/25	45,251	45,449
Western Digital Corp. 2018 Term Loan B4, 0.000% VRN 4/29/23 (a)	190,000	189,248
2018 Term Loan A, 3 mo. LIBOR + 1.500% 3.612% VRN 2/27/23	434,359	432,730

		914,097

	Principal Amount	Value
Distribution & Wholesale — 0.0%
KAR Auction Services, Inc., 2019 Term Loan B6, 0.000% VRN 9/19/26 (a)	$40,000	$40,150

Diversified Financial Services — 0.1%
AI Alpine AT Bidco GmbH, 2018 USD Term Loan B, 1 mo. LIBOR + 2.750% 4.805% VRN 10/31/25	258,050	251,599
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, 1 mo. LIBOR + 3.750% 5.794% VRN 10/01/25	347,624	349,362

		600,961

Electric — 0.1%
PG&E Corp. DIP Delayed Draw Term Loan, 3 mo. LIBOR + 1.125% 1.125% VRN 12/31/20 (b)	51,250	51,506
DIP Term Loan, 3 mo. LIBOR + 2.250% 4.320% VRN 12/30/20	153,750	154,519
TEX Operations Co. LLC, Exit Term Loan B, 1 mo. LIBOR + 2.000% 4.044% VRN 8/04/23	300,941	301,820
Vistra Operations Co. LLC 1st Lien Term Loan B3, 1 mo. LIBOR + 2.000% 4.025% VRN 12/31/25	160,162	160,585
1st Lien Term Loan B3, 1 mo. LIBOR + 2.000% 4.044% VRN 12/31/25	237,004	237,630

		906,060

Entertainment — 0.1%
AMC Entertainment Holdings, Inc., 2019 Term Loan B, 3 mo. LIBOR + 3.000% 5.230% VRN 4/22/26	313,425	314,469
Scientific Games International, Inc. 2018 Term Loan B5, 1 mo. LIBOR + 2.750% 4.794% VRN 8/14/24	58,219	57,673
2018 Term Loan B5, 1 mo. LIBOR + 2.750% 4.896% VRN 8/14/24	241,022	238,763

		610,905

Environmental Control — 0.1%
GFL Environmental, Inc., 2018 USD Term Loan B, 1 mo. LIBOR + 3.000% 5.044% VRN 5/30/25	398,990	395,427

Foods — 0.0%
B&G Foods, Inc., 2019 Term Loan B, 0.000% VRN 10/10/26 (a)	85,000	85,372

The accompanying notes are an integral part of the financial statements.

34

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Health Care – Services — 0.2%
Avantor, Inc., 2017 1st Lien Term Loan, 1 mo. LIBOR + 3.000% 5.044% VRN 11/21/24	$277,409	$279,404
Catalent Pharma Solutions, Inc., Term Loan B2, 1 mo. LIBOR + 2.250% 4.294% VRN 5/18/26	243,401	243,934
DaVita, Inc., 2019 Term Loan B, 1 mo. LIBOR + 2.250% 4.294% VRN 8/12/26	325,000	326,657
Jaguar Holding Co. II, 2018 Term Loan, 1 mo. LIBOR + 2.500% 4.544% VRN 8/18/22	267,549	267,640
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. LIBOR + 4.500% 6.554% VRN 11/17/25	323,621	323,673

		1,441,308

Insurance — 0.2%
Alliant Holdings Intermediate LLC, 2018 Term Loan B, 1 mo. LIBOR + 3.000% 5.054% VRN 5/09/25	299,242	293,952
Asurion LLC 2017 Term Loan B4, 1 mo. LIBOR + 3.000% 5.044% VRN 8/04/22	258,258	259,180
2018 Term Loan B7, 1 mo. LIBOR + 3.000% 5.044% VRN 11/03/24	446,740	448,107
2017 2nd Lien Term Loan, 1 mo. LIBOR + 6.500% 8.544% VRN 8/04/25	205,000	208,177
Hub International Ltd., 2018 Term Loan B, 3 mo. LIBOR + 3.000% 5.267% VRN 10/25/19	213,379	210,742

		1,420,158

Investment Companies — 0.1%
UFC Holdings LLC, 2019 Term Loan, 1 mo. LIBOR + 3.250% 5.300% VRN 4/29/26	590,796	591,865

Lodging — 0.0%
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 0.000% VRN 12/22/24 (a)	199,492	198,096

Media — 0.2%
Charter Communications Operating LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.000% 4.050% VRN 4/20/25	422,848	425,174
CSC Holdings LLC 2017 1st Lien Term Loan, 1 mo. LIBOR + 2.500% 4.278% VRN 7/17/25	389,030	388,404

	Principal Amount	Value
2018 Incremental Term Loan, 1 mo. LIBOR + 2.500% 4.278% VRN 1/15/26	$267,900	$267,498

		1,081,076

Metal Fabricate & Hardware — 0.0%
Advanced Drainage Systems, Inc., Term Loan B, 0.000% VRN 7/31/26 (a)	55,000	55,206

Packaging & Containers — 0.2%
Berry Global, Inc., USD Term Loan U, 2 mo. LIBOR + 2.500% 4.549% VRN 7/01/26	349,125	350,654
BWAY Holding Co., 2017 Term Loan B, 3 mo. LIBOR + 3.250% 5.590% VRN 4/03/24	421,739	412,486
Charter NEX US, Inc. Incremental Term Loan, 0.000% VRN 5/16/24 (a)	264,338	263,952
2017 Term Loan B, 0.000% VRN 5/16/24 (a)	149,617	148,028

		1,175,120

Pharmaceuticals — 0.1%
Bausch Health Cos., Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.000% 5.039% VRN 6/02/25	385,603	387,010

Retail — 0.1%
Albertsons LLC, 2019 Term Loan B8, 1 mo. LIBOR + 2.750% 4.794% VRN 8/17/26	472,315	475,097
KFC Holding Co., 2018 Term Loan B, 1 mo. LIBOR + 1.750% 3.791% VRN 4/03/25	422,854	423,204

		898,301

Semiconductors — 0.1%
Microchip Technology, Inc., 2018 Term Loan B, 1 mo. LIBOR + 2.000% 4.050% VRN 5/29/25	450,000	450,702

Software — 0.2%
Applied Systems, Inc., 2017 1st Lien Term Loan, 0.000% VRN 9/19/24 (a)	149,618	149,336
Ceridian HCM Holding, Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.000% 5.044% VRN 4/30/25	249,370	249,807
Change Healthcare Holdings LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.500% 4.544% VRN 3/01/24	174,902	173,983
Emerald TopCo, Inc., Term Loan, 1 mo. LIBOR + 2.500% 5.544% VRN 7/24/26	210,000	209,301

The accompanying notes are an integral part of the financial statements.

35

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kronos, Inc., 2017 Term Loan B, 3 mo. LIBOR + 3.000% 5.253% VRN 11/01/19	$582,109	$583,034

		1,365,461

Telecommunications — 0.1%
Intelsat Jackson Holdings S.A. 2017 Term Loan B3, 1 mo. LIBOR + 3.750% 5.804% VRN 11/27/23	95,000	95,208
2017 Term Loan B4, 1 mo. LIBOR + 4.500% 6.554% VRN 1/02/24	420,000	424,549
Level 3 Financing, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.250% 4.294% VRN 2/22/24	425,000	425,620

		945,377

Transportation — 0.1%
1199169 B.C. Unlimited Liability Co., 2019 Term Loan B2, 0.000% VRN 4/06/26 (a)	33,217	33,352
Dynasty Acquisition Co., Inc., 2019 Term Loan B1, 0.000% VRN 4/06/26 (a)	116,783	117,257
Uber Technologies, 2018 Incremental Term Loan, 1 mo. LIBOR + 3.500% 5.554% VRN 7/13/23	128,634	127,536

		278,145

TOTAL BANK LOANS (Cost $15,912,546)		15,892,158

CORPORATE DEBT — 29.9%
Advertising — 0.1%
Omnicom Group, Inc./Omnicom Capital, Inc. 3.650% 11/01/24	350,000	368,199

Agriculture — 0.8%
Altria Group, Inc. 2.200% 6/15/27 EUR (c)	280,000	325,074
4.800% 2/14/29	255,000	279,334
5.800% 2/14/39	830,000	961,262
5.950% 2/14/49	430,000	505,660
BAT Capital Corp. 3.222% 8/15/24	220,000	222,409
3.557% 8/15/27	1,180,000	1,188,590
BAT International Finance PLC 3.250% 6/07/22 (d)	450,000	459,688
4.000% 9/04/26 GBP (c) (d)	150,000	206,078
Bunge Finance Europe BV 1.850% 6/16/23 EUR (c)	220,000	248,856
Bunge Ltd. Finance Corp. 3.750% 9/25/27	570,000	584,486

	Principal Amount	Value
Philip Morris International, Inc. 3.375% 8/15/29	$170,000	$178,324
Reynolds American, Inc. 4.450% 6/12/25	395,000	421,287

		5,581,048

Airlines — 0.4%
American Airlines Pass Through Trust Series 2017-2, Class B, 3.700% 4/15/27	795,521	799,916
Series 2016-3, Class B, 3.750% 4/15/27	537,803	546,236
Series 2019-1, Class B, 3.850% 8/15/29	375,000	378,777
Emirates Airline 4.500% 2/06/25 (d)	759,510	771,920
United Airlines Pass Through Trust 2.900% 11/01/29	160,000	159,253
3.500% 11/01/29	165,000	165,272
2.700% 11/01/33	100,000	99,724

		2,921,098

Auto Manufacturers — 0.9%
FCE Bank PLC 0.869% 9/13/21 EUR (c) (d)	200,000	217,794
1.660% 2/11/21 EUR (c) (d)	225,000	249,168
Ford Motor Credit Co. LLC 3.350% 11/01/22	490,000	490,066
5.085% 1/07/21	420,000	430,712
General Motors Financial Co., Inc. 3.450% 4/10/22	651,000	662,254
3.550% 4/09/21	520,000	527,574
4.000% 10/06/26	620,000	627,369
4.350% 4/09/25	170,000	177,080
5.100% 1/17/24	435,000	467,485
Tesla, Inc. 5.300% 8/15/25 (d) (e)	230,000	206,712
Volkswagen Bank GmbH 1.875% 1/31/24 EUR (c) (d)	100,000	114,879
2.500% 7/31/26 EUR (c) (d)	700,000	837,507
Volkswagen Group of America Finance LLC 2.850% 9/26/24 (d)	285,000	286,478
3.200% 9/26/26 (d)	320,000	322,492
Volkswagen Leasing GmbH 1.625% 8/15/25 EUR (c) (d)	500,000	569,548

		6,187,118

Auto Parts & Equipment — 0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.250% 5/15/26 (d)	120,000	126,300

The accompanying notes are an integral part of the financial statements.

36

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Banks — 4.4%
ABN AMRO Bank NV 6.375% 4/27/21 EUR (c) (d)	$200,000	$238,956
AIB Group PLC 2.250% 7/03/25 EUR (c) (d)	300,000	350,923
3 mo. USD LIBOR + 1.874% 4.263% VRN 4/10/25 (d)	640,000	665,497
Arion Banki HF 1.000% 3/20/23 EUR (c) (d)	150,000	164,441
Banco Comercial Portugues SA 5 year EUR Swap + 4.267% 4.500% VRN 12/07/27 EUR (c) (d)	100,000	112,886
Banco de Bogota SA 4.375% 8/03/27 (d)	500,000	532,505
4.375% 8/03/27 (d)	350,000	372,754
Banco de Sabadell SA 0.875% 3/05/23 EUR (c) (d)	200,000	221,767
Bank of America Corp. 2.375% 6/19/24 EUR (c) (d)	150,000	180,874
3 mo. USD LIBOR + .780% 3.550% VRN 3/05/24	1,460,000	1,517,326
3.950% 4/21/25	1,365,000	1,446,534
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	665,000	739,733
Barclays Bank PLC 5.140% 10/14/20	200,000	204,515
Barclays PLC 5 year EUR Swap + 2.450% 2.625% VRN 11/11/25 EUR (c) (d)	200,000	220,644
3 mo. USD LIBOR + 1.610% 3.932% VRN 5/07/25	475,000	490,948
3 mo. USD LIBOR + 1.400% 4.610% VRN 2/15/23	1,340,000	1,391,520
BBVA Bancomer SA 4.375% 4/10/24 (d)	900,000	945,909
CaixaBank SA 1.125% 5/17/24 EUR (c) (d)	100,000	113,460
5 year EUR Swap + 2.350% 2.750% VRN 7/14/28 EUR (c) (d)	500,000	573,912
Cooperatieve Rabobank UA 4.625% 5/23/29 GBP (c) (d)	150,000	219,840
Credit Agricole SA 1.000% 9/16/24 EUR (c) (d)	200,000	228,913
Credit Suisse Group AG BPSW1 + 1.230% 2.125% VRN 9/12/25 GBP (c) (d)	150,000	187,031
SOFR + 1.560% 2.593% VRN 9/11/25 (d)	760,000	752,477
Danske Bank A/S 2.000% 9/08/21 (d)	200,000	198,637
2.700% 3/02/22 (d)	440,000	441,890
5 year EUR Swap + 1.520% 2.750% VRN 5/19/26 EUR (c) (d)	200,000	224,614

	Principal Amount	Value
3 mo. USD LIBOR + 1.249% 3.001% VRN 9/20/22 (d)	$200,000	$200,733
3 mo. USD LIBOR + 1.591% 3.244% VRN 12/20/25 (d)	255,000	257,049
3.875% 9/12/23 (d)	420,000	435,433
5.375% 1/12/24 (d)	200,000	219,686
Deutsche Bank AG 5.000% 6/24/20 EUR (c) (d)	150,000	167,851
Dexia Credit Local SA 0.625% 1/21/22 EUR (c) (d)	300,000	334,903
DNB Boligkreditt AS 1.875% 11/21/22 EUR (c) (d)	100,000	116,968
The Goldman Sachs Group, Inc. 1.375% 5/15/24 EUR (c) (d)	40,000	45,353
1.625% 7/27/26 EUR (c) (d)	140,000	163,404
3.500% 11/16/26	685,000	711,612
3.750% 2/25/26	900,000	951,784
3 mo. USD LIBOR + 1.301% 4.223% VRN 5/01/29	675,000	736,823
HDFC Bank Ltd. 8.100% 3/22/25 INR (c) (d)	30,000,000	419,769
Heta Asset Resolution AG 2.375% 12/13/22 EUR (c) (d)	800,000	942,872
HSBC Holdings PLC 3 mo. USD LIBOR + .987% 3.950% VRN 5/18/24	395,000	413,388
3 mo. USD LIBOR + .987% 3.950% VRN 5/18/24	475,000	497,112
ING Bank NV 5 year EUR Swap + 2.250% 3.625% VRN 2/25/26 EUR (c) (d)	100,000	114,332
JP Morgan Chase & Co. 3 mo. USD LIBOR + .890% 3.797% VRN 7/23/24	195,000	205,661
3.900% 7/15/25	1,880,000	2,026,953
Kreditanstalt fuer Wiederaufbau 4.700% 6/02/37 CAD (c)	65,000	66,934
4.700% 6/02/37 CAD (c)	75,000	75,059
6.000% 8/20/20 AUD (c)	280,000	197,162
Landsbankinn HF 1.000% 5/30/23 EUR (c) (d)	100,000	109,564
1.625% 3/15/21 EUR (c) (d)	740,000	822,646
Morgan Stanley 3 mo. EURIBOR + .753% 0.637% VRN 7/26/24 EUR (c)	100,000	110,577
1.375% 10/27/26 EUR (c)	200,000	232,312
3.125% 7/27/26	1,380,000	1,422,236
3.700% 10/23/24	1,120,000	1,185,935
Nordea Hypotek AB 1.000% 4/08/22 SEK (c) (d)	5,400,000	563,067
1.000% 9/18/24 SEK (c) (d)	5,500,000	582,698
1.250% 5/19/21 SEK (c) (d)	5,800,000	601,887

The accompanying notes are an integral part of the financial statements.

37

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Royal Bank of Scotland Group PLC 3.875% 9/12/23	$810,000	$836,233
5.125% 5/28/24	340,000	362,470
6.125% 12/15/22	100,000	108,206
UBS AG 1.375% 4/16/21 EUR (c) (d)	170,000	190,397
Unicredit Bank Czech Republic & Slovakia AS 0.625% 4/30/20 EUR (c) (d)	100,000	109,258
UniCredit SpA 2.000% 3/04/23 EUR (c) (d)	200,000	230,961

		29,507,794

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. 5.550% 1/23/49	1,045,000	1,367,608

Biotechnology — 0.2%
Celgene Corp. 3.875% 8/15/25	927,000	1,000,603
4.625% 5/15/44	40,000	47,503
5.250% 8/15/43	220,000	277,600

		1,325,706

Building Materials — 0.2%
Boral Finance Pty Ltd. 3.000% 11/01/22 (d)	170,000	170,557
3.750% 5/01/28 (d)	1,060,000	1,085,288
CRH Finance UK PLC 4.125% 12/02/29 GBP (c) (d)	150,000	221,197
Victoria PLC 5.250% 7/15/24 EUR (c) (d)	100,000	111,981

		1,589,023

Chemicals — 0.8%
CNAC HK Finbridge Co. Ltd. 1.750% 6/14/22 EUR (c) (d)	200,000	225,292
4.625% 3/14/23 (d)	935,000	980,079
Equate Petrochemical BV 4.250% 11/03/26 (d)	600,000	645,456
4.250% 11/03/26 (d)	300,000	322,728
Israel Chemicals Ltd. 6.375% 5/31/38 (d)	950,000	1,161,033
SASOL Financing USA LLC 5.875% 3/27/24	1,100,000	1,188,333
Syngenta Finance NV 3.933% 4/23/21 (d)	615,000	626,266
Westlake Chemical Corp. 1.625% 7/17/29 EUR (c)	215,000	240,282

		5,389,469

Commercial Services — 0.2%
AA Bond Co. Ltd. 5.500% 7/31/43 GBP (c) (d)	100,000	105,953
Experian Finance PLC 4.250% 2/01/29 (d)	205,000	230,259

	Principal Amount	Value
Refinitiv US Holdings, Inc. 4.500% 5/15/26 EUR (c) (d)	$100,000	$117,284
6.250% 5/15/26 (d)	120,000	128,699
Transurban Finance Co. 1.875% 9/16/24 EUR (c) (d)	100,000	117,492
3.375% 3/22/27 (d)	560,000	569,028

		1,268,715

Diversified Financial Services — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.500% 1/15/25	150,000	153,074
3.950% 2/01/22	745,000	769,224
4.450% 4/03/26	270,000	288,392
4.875% 1/16/24	540,000	583,112
Avolon Holdings Funding Ltd. 3.950% 7/01/24 (d)	125,000	128,213
4.375% 5/01/26 (d)	270,000	279,261
5.125% 10/01/23 (d)	675,000	716,175
5.500% 1/15/23 (d)	425,000	453,479
Cabot Financial Luxembourg SA 7.500% 10/01/23 GBP (c) (d)	100,000	127,392
Capital One Bank USA 3.375% 2/15/23	2,060,000	2,122,785
Capital One Financial Corp. 0.800% 6/12/24 EUR (c)	300,000	333,129
1.650% 6/12/29 EUR (c)	300,000	341,269
3.300% 10/30/24	120,000	124,201
3.800% 1/31/28	670,000	706,841
Discover Financial Services 3.750% 3/04/25	1,150,000	1,203,433
4.100% 2/09/27	510,000	542,678
FCA Bank Spa Ireland 1.000% 11/15/21 EUR (c) (d)	100,000	111,119
GE Capital European Funding Unlimited Co. 4.625% 2/22/27 EUR (c)	150,000	203,938
GE Capital International Funding Co. Unlimited Co. 3.373% 11/15/25	890,000	907,965
4.418% 11/15/35	1,630,000	1,705,825
Housing Development Finance Corp. Ltd. 6.875% 4/30/20 INR (c) (d)	80,000,000	1,130,425
Lincoln Financing SARL 3.625% 4/01/24 EUR (c) (d)	100,000	112,581
Louvre Bidco SAS 4.250% 9/30/24 EUR (c) (d)	100,000	110,645
Synchrony Financial 3.700% 8/04/26	75,000	76,548
4.250% 8/15/24	100,000	105,408
4.375% 3/19/24	162,000	171,903

		13,509,015

The accompanying notes are an integral part of the financial statements.

38

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 2.2%
Ausgrid Finance Pty Ltd. 3.850% 5/01/23 (d)	$585,000	$609,700
4.350% 8/01/28 (d)	260,000	284,612
E.ON SE 1.625% 5/22/29 EUR (c) (d)	150,000	182,431
Enel Americas SA 4.000% 10/25/26	1,750,000	1,827,875
Enel Chile SA 4.875% 6/12/28	985,000	1,094,581
Enel Finance International NV 3.625% 5/25/27 (d)	970,000	1,006,518
5.625% 8/14/24 GBP (c) (d)	150,000	219,386
Eskom Holdings SOC Ltd. 5.750% 1/26/21 (d)	420,000	422,885
6.350% 8/10/28 (d)	500,000	534,892
6.350% 8/10/28 (d)	400,000	427,914
7.125% 2/11/25 (d)	400,000	411,622
7.125% 2/11/25 (d)	400,000	411,622
FirstEnergy Transmission LLC 4.350% 1/15/25 (d)	1,695,000	1,828,586
IE2 Holdco SAU 2.875% 6/01/26 EUR (c) (d)	200,000	246,970
NRG Energy, Inc. 3.750% 6/15/24 (d)	70,000	72,031
4.450% 6/15/29 (d)	230,000	239,629
Perusahaan Listrik Negara PT 4.125% 5/15/27 (d)	300,000	316,608
5.450% 5/21/28 (d)	500,000	575,638
5.450% 5/21/28 (d)	300,000	345,383
Sempra Energy 3.250% 6/15/27	1,630,000	1,674,033
3.400% 2/01/28	446,000	460,699
The Southern Co. 3.250% 7/01/26	425,000	438,289
State Grid Overseas Investment Ltd. 1.375% 5/02/25 EUR (c) (d)	100,000	114,601
4.125% 5/07/24 (d)	200,000	214,896
Vistra Operations Co. LLC 3.550% 7/15/24 (d)	220,000	221,460
4.300% 7/15/29 (d)	320,000	328,322
5.500% 9/01/26 (d)	275,000	287,705

		14,798,888

Electronics — 0.3%
Arrow Electronics, Inc. 4.000% 4/01/25	375,000	390,881
Avnet, Inc. 3.750% 12/01/21	475,000	484,788
Keysight Technologies, Inc. 4.600% 4/06/27	570,000	627,242

	Principal Amount	Value
PerkinElmer, Inc. 1.875% 7/19/26 EUR (c)	$100,000	$114,229
3.300% 9/15/29	610,000	609,797

		2,226,937

Engineering & Construction — 0.1%
Heathrow Funding Ltd. 4.875% 7/15/23 (d)	820,000	849,844

Entertainment — 0.0%
Cirsa Finance International Sarl 6.250% 12/20/23 EUR (c) (d)	100,000	115,807
International Game Technology PLC 3.500% 6/15/26 EUR (c) (d)	100,000	115,807

		231,614

Foods — 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC 5.750% 3/15/25	235,000	241,662
7.500% 3/15/26 (d)	180,000	200,250
B&G Foods, Inc. 5.250% 4/01/25 (e)	25,000	25,531
5.250% 9/15/27	225,000	230,085
Kraft Heinz Foods Co. 4.875% 10/01/49 (d)	190,000	191,853
Minerva Luxembourg SA 6.500% 9/20/26 (d)	300,000	312,060
Post Holdings, Inc. 5.625% 1/15/28 (d)	180,000	190,800

		1,392,241

Health Care – Products — 0.8%
Avantor, Inc. 4.750% 10/01/24 EUR (c) (d)	100,000	116,309
Becton Dickinson and Co. 1.401% 5/24/23 EUR (c)	200,000	226,336
1.900% 12/15/26 EUR (c)	200,000	233,880
3.020% 5/24/25 GBP (c)	150,000	196,370
3.363% 6/06/24	805,000	839,686
3.700% 6/06/27	1,259,000	1,336,528
4.669% 6/06/47	460,000	543,250
Becton Dickinson Euro Finance Sarl 0.632% 6/04/23 EUR (c)	170,000	187,250
1.208% 6/04/26 EUR (c)	535,000	601,754
DH Europe Finance II Sarl 0.200% 3/18/26 EUR (c)	150,000	162,992
0.450% 3/18/28 EUR (c)	100,000	109,152
0.750% 9/18/31 EUR (c)	100,000	109,330
Hill-Rom Holdings, Inc. 4.375% 9/15/27 (d)	90,000	92,012
Thermo Fisher Scientific, Inc. 0.125% 3/01/25 EUR (c)	380,000	413,318
0.500% 3/01/28 EUR (c)	130,000	141,323
0.875% 10/01/31 EUR (c)	240,000	262,010

		5,571,500

The accompanying notes are an integral part of the financial statements.

39

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Health Care – Services — 0.2%
Humana, Inc. 3.850% 10/01/24	$365,000	$385,560
UnitedHealth Group, Inc. 4.450% 12/15/48	415,000	490,758
WellCare Health Plans, Inc. 5.375% 8/15/26 (d)	110,000	117,403

		993,721

Holding Companies-Diversified — 0.1%
Hutchison Whampoa International Ltd. 3.625% 10/31/24 (d)	700,000	732,332

Housewares — 0.0%
Turkiye Sise ve Cam Fabrikalari AS 6.950% 3/14/26 (d)	250,000	256,875

Insurance — 0.6%
AIA Group Ltd. 3.900% 4/06/28 (d)	640,000	695,315
American International Group, Inc. 3.900% 4/01/26	75,000	79,902
5.000% 4/26/23 GBP (c) (d)	150,000	207,950
AXA Equitable Holdings, Inc. 4.350% 4/20/28	610,000	650,067
AXA SA 3 mo. EURIBOR + 3.750% 3.375% VRN 7/06/47 EUR (c) (d)	140,000	174,165
CNO Financial Group, Inc. 5.250% 5/30/25	637,000	684,648
Fidelity National Financial, Inc. 4.500% 8/15/28	290,000	311,864
RSA Insurance Group PLC 5 Year UK Gilt + 3.852% 5.125% VRN 10/10/45 GBP (c) (d)	150,000	205,507
Trinity Acquisition PLC 4.400% 3/15/26	545,000	591,022
Voya Financial, Inc. 3.125% 7/15/24	300,000	309,714
XLIT Ltd. 3 mo. EURIBOR + 2.900% 3.250% VRN 6/29/47 EUR (c)	100,000	121,121

		4,031,275

Internet — 1.6%
Alibaba Group Holding Ltd. 3.600% 11/28/24	1,980,000	2,083,301
Baidu, Inc. 2.875% 7/06/22	1,560,000	1,568,342
3.625% 7/06/27	200,000	206,214
4.375% 3/29/28	1,535,000	1,661,852
4.875% 11/14/28	200,000	224,775
Booking Holdings, Inc. 2.375% 9/23/24 EUR (c)	140,000	169,431
Expedia, Inc. Co. 2.500% 6/03/22 EUR (c)	120,000	137,811
3.800% 2/15/28	1,110,000	1,161,697
5.000% 2/15/26	359,000	403,290

	Principal Amount	Value
Netflix, Inc. 4.625% 5/15/29 EUR (c) (d)	$470,000	$569,484
Tencent Holdings Ltd. 3.800% 2/11/25 (d)	1,695,000	1,785,473
3.975% 4/11/29 (d)	575,000	615,254

		10,586,924

Investment Companies — 0.1%
JAB Holdings BV 2.000% 5/18/28 EUR (c) (d)	300,000	353,294

Iron & Steel — 0.2%
ABJA Investment Co. Pte Ltd. 5.450% 1/24/28 (d)	200,000	194,838
5.450% 1/24/28 (d)	700,000	681,932
ArcelorMittal 3.600% 7/16/24	480,000	484,888
4.550% 3/11/26	145,000	151,713

		1,513,371

Leisure Time — 0.0%
Pinnacle Bidco PLC 6.375% 2/15/25 GBP (c) (d)	100,000	130,787

Lodging — 0.2%
Gohl Capital Ltd. 4.250% 1/24/27 (d)	800,000	836,056
Las Vegas Sands Corp. 3.200% 8/08/24	145,000	147,687
3.500% 8/18/26	210,000	213,332

		1,197,075

Machinery – Diversified — 0.1%
Roper Technologies, Inc. 2.350% 9/15/24	130,000	130,170
2.950% 9/15/29	210,000	210,510

		340,680

Media — 0.9%
Altice Financing SA 5.250% 2/15/23 EUR (c) (d)	100,000	111,997
Altice SA 7.750% 5/15/22 (d)	52,000	53,105
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908% 7/23/25	645,000	707,536
5.750% 4/01/48	88,000	100,319
6.484% 10/23/45	105,000	127,767
Comcast Corp. 3.150% 3/01/26	475,000	497,365
3.200% 7/15/36	50,000	51,154
3.300% 2/01/27	265,000	279,948
3.950% 10/15/25	150,000	163,269
4.150% 10/15/28	625,000	701,079
4.700% 10/15/48	760,000	930,577

The accompanying notes are an integral part of the financial statements.

40

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CSC Holdings LLC 7.500% 4/01/28 (d)	$200,000	$225,230
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)	200,000	207,500
Fox Corp. 4.709% 1/25/29 (d)	285,000	325,538
Globo Comunicacao e Participacoes SA 5.125% 3/31/27 (d)	1,100,000	1,127,500
TDF Infrastructure SAS 2.875% 10/19/22 EUR (c) (d)	100,000	115,764
Virgin Media Secured Finance PLC 6.250% 3/28/29 GBP (c) (d)	90,000	117,576

		5,843,224

Mining — 0.1%
Anglo American Capital PLC 4.000% 9/11/27 (d)	225,000	232,346
Constellium SE 4.250% 2/15/26 EUR (c) (d)	100,000	112,213

		344,559

Miscellaneous – Manufacturing — 0.3%
General Electric Co. 3.375% 3/11/24	320,000	329,272
3.450% 5/15/24	100,000	102,696
0.875% 5/17/25 EUR (c)	100,000	109,545
5.550% 1/05/26	545,000	616,334
1.875% 5/28/27 EUR (c)	150,000	171,777
2.125% 5/17/37 EUR (c)	140,000	156,481
3 mo. USD LIBOR + 3.330% 5.000% VRN 12/29/49 (f)	125,000	118,076

		1,604,181

Multi-National — 0.2%
European Investment Bank 1.250% 5/12/25 SEK (c) (d)	6,400,000	694,413
1.250% 5/12/25 SEK (c) (d)	2,050,000	222,429
Inter-American Development Bank 4.400% 1/26/26 CAD (c)	145,000	125,731
4.400% 1/26/26 CAD (c)	150,000	130,067

		1,172,640

Oil & Gas — 1.8%
BP Capital Markets PLC 1.109% 2/16/23 EUR (c) (d)	150,000	169,672
2.213% 9/25/26 EUR (c) (d)	160,000	198,144
Cenovus Energy, Inc. 3.800% 9/15/23	220,000	226,899
4.250% 4/15/27 (e)	160,000	166,349
5.400% 6/15/47	215,000	242,053
Ecopetrol SA 4.125% 1/16/25	700,000	738,745

	Principal Amount	Value
Eni SpA 4.000% 9/12/23 (d)	$390,000	$412,861
4.750% 9/12/28 (d)	425,000	482,195
KazMunayGas National Co. JSC 4.750% 4/19/27 (d)	800,000	865,520
Matador Resources Co. 5.875% 9/15/26	135,000	135,256
Occidental Petroleum Corp. 2.900% 8/15/24	1,030,000	1,037,708
3.200% 8/15/26	75,000	75,672
4.400% 8/15/49	345,000	354,628
Pertamina Persero PT 6.450% 5/30/44 (d)	200,000	257,216
Petrobras Global Finance BV 7.375% 1/17/27	1,415,000	1,709,051
Petroleos Mexicanos 5.125% 3/15/23 EUR (c) (d)	850,000	1,016,798
QEP Resources, Inc. 5.250% 5/01/23	60,000	55,651
Saudi Arabian Oil Co. 3.500% 4/16/29 (d)	800,000	834,722
4.375% 4/16/49 (d)	450,000	491,553
Seven Generations Energy Ltd. 5.375% 9/30/25 (d)	210,000	207,900
Woodside Finance Ltd. 3.700% 9/15/26 (d)	2,000,000	2,068,553

		11,747,146

Packaging & Containers — 0.0%
Trivium Packaging Finance BV 3.750% 8/15/26 EUR (c) (d)	200,000	230,525

Pharmaceuticals — 2.2%
AbbVie, Inc. 3.600% 5/14/25	855,000	889,273
4.700% 5/14/45	530,000	566,975
4.875% 11/14/48	1,210,000	1,334,916
Allergan Funding SCS 2.625% 11/15/28 EUR (c)	160,000	199,902
Bausch Health Americas, Inc. 8.500% 1/31/27 (d)	290,000	325,467
Bausch Health Cos., Inc. 5.750% 8/15/27 (d)	120,000	129,700
Bayer US Finance II LLC 3.875% 12/15/23 (d)	900,000	940,143
Bristol-Myers Squibb Co. 3.200% 6/15/26 (d)	290,000	304,243
4.125% 6/15/39 (d)	830,000	940,574
Cardinal Health, Inc. 3.750% 9/15/25	420,000	434,172
4.900% 9/15/45	20,000	20,380
Cigna Corp. 4.125% 11/15/25	258,000	277,013
4.375% 10/15/28	590,000	644,679
4.900% 12/15/48	510,000	583,479

The accompanying notes are an integral part of the financial statements.

41

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CVS Health Corp. 3.700% 3/09/23	$670,000	$697,428
4.100% 3/25/25	595,000	635,737
5.050% 3/25/48	1,145,000	1,299,493
5.125% 7/20/45	25,000	28,337
Express Scripts Holding Co. 3.400% 3/01/27	385,000	397,733
4.500% 2/25/26	1,270,000	1,386,970
Perrigo Finance Unlimited Co. 3.900% 12/15/24	275,000	281,919
4.375% 3/15/26	415,000	428,948
Shire Acquisitions Investments Ireland DAC 3.200% 9/23/26	1,415,000	1,459,993
Takeda Pharmaceutical Co. Ltd. 2.250% 11/21/26 EUR (c) (d)	270,000	329,287

		14,536,761

Pipelines — 1.8%
APT Pipelines Ltd. 4.250% 7/15/27 (d)	885,000	951,575
Boardwalk Pipelines LP 4.950% 12/15/24	1,415,000	1,513,244
Cheniere Corpus Christi Holdings LLC 7.000% 6/30/24	290,000	333,297
Cheniere Energy Partners LP 4.500% 10/01/29 (d)	205,000	209,869
DCP Midstream Operating LP 6.750% 9/15/37 (d)	160,000	168,400
Energy Transfer Operating LP 4.500% 4/15/24	105,000	111,924
4.950% 6/15/28	160,000	175,842
5.250% 4/15/29	685,000	773,176
5.500% 6/01/27	280,000	316,763
5.875% 1/15/24	285,000	316,823
6.000% 6/15/48	430,000	508,021
NGL Energy Partners LP/NGL Energy Finance Corp. 7.500% 4/15/26 (d)	185,000	185,832
Peru LNG Srl 5.375% 3/22/30 (d)	800,000	830,000
Plains All American Pipeline LP/PAA Finance Corp. 3.850% 10/15/23	500,000	517,890
Sabine Pass Liquefaction LLC 5.000% 3/15/27	290,000	319,759
5.875% 6/30/26	1,215,000	1,392,146
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875% 1/15/29 (d)	240,000	262,217
Transcanada Trust 3 mo. CDOR + 3.080% 4.650% VRN 5/18/77 CAD (c)	650,000	473,621

	Principal Amount	Value
Transcontinental Gas Pipe Line Co. LLC 4.000% 3/15/28	$125,000	$133,670
4.600% 3/15/48	175,000	193,780
Williams Cos., Inc. 4.500% 11/15/23	895,000	957,777
4.550% 6/24/24	385,000	414,378
4.850% 3/01/48	915,000	978,950

		12,038,954

Private Equity — 0.0%
Blackstone Property Partners Europe Holdings Sarl 2.000% 2/15/24 EUR (c) (d)	151,000	173,570

Real Estate — 0.2%
ADO Properties SA 1.500% 7/26/24 EUR (c) (d)	100,000	109,155
Akelius Residential Property AB 1.750% 2/07/25 EUR (c) (d)	120,000	137,768
Consus Real Estate AG 9.625% 5/15/24 EUR (c) (d)	175,000	191,703
Country Garden Holdings Co. Ltd. 7.125% 4/25/22 (d)	200,000	212,295
Residomo SRO 3.375% 10/15/24 EUR (c) (d)	100,000	112,527
Shimao Property Holdings Ltd. 6.375% 10/15/21 (d)	800,000	835,934

		1,599,382

Real Estate Investment Trusts (REITS) — 2.6%
Alexandria Real Estate Equities, Inc. 3.950% 1/15/27	1,415,000	1,514,920
American Campus Communities Operating Partnership LP 3.300% 7/15/26	405,000	415,586
American Tower Corp. 3.000% 6/15/23	420,000	429,631
Boston Properties LP 3.650% 2/01/26	850,000	899,517
Brixmor Operating Partnership LP 4.125% 6/15/26	2,000,000	2,121,167
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849% 4/15/23	2,100,000	2,201,021
Essex Portfolio LP 3.875% 5/01/24	620,000	653,883
GLP Capital LP/GLP Financing II, Inc. 3.350% 9/01/24	125,000	125,713
5.250% 6/01/25	125,000	137,691
HCP, Inc. 3.250% 7/15/26	65,000	66,868
3.500% 7/15/29	70,000	72,731
Healthcare Realty Trust, Inc. 3.625% 1/15/28	850,000	884,240

The accompanying notes are an integral part of the financial statements.

42

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Highwoods Realty LP 3.050% 2/15/30	$675,000	$661,668
4.125% 3/15/28	580,000	617,779
Inmobiliaria Colonial Socimi SA 2.728% 6/05/23 EUR (c) (d)	200,000	239,222
MPT Operating Partnership LP/MPT Finance Corp. 5.000% 10/15/27	322,000	337,295
Prologis LP 2.250% 6/30/29 GBP (c)	150,000	194,124
Regency Centers LP 3.600% 2/01/27	305,000	320,257
4.125% 3/15/28	110,000	119,426
SBA Tower Trust 2.836% 1/15/50 (d)	320,000	320,411
3.448% 3/15/48 (d)	1,400,000	1,441,488
3.722% 4/09/48 (d)	415,000	432,492
Ventas Realty LP 3.000% 1/15/30	565,000	559,715
VEREIT Operating Partnership LP 3.950% 8/15/27	1,850,000	1,952,972
4.875% 6/01/26	550,000	609,171

		17,328,988

Retail — 0.5%
eG Global Finance PLC 4.375% 2/07/25 EUR (c) (d)	100,000	105,725
EVOCA SpA 7.000% 10/15/23 EUR (c) (d)	100,000	113,039
LSF10 Wolverine Investments SCA 5.000% 3/15/24 EUR (c) (d)	100,000	111,694
Next PLC 3.625% 5/18/28 GBP (c) (d)	250,000	326,626
QVC, Inc. 4.375% 3/15/23	1,750,000	1,811,402
SACI Falabella 4.375% 1/27/25 (d)	900,000	952,813

		3,421,299

Semiconductors — 0.6%
Asml Holding NV 0.625% 7/07/22 EUR (c) (d)	100,000	111,007
1.625% 5/28/27 EUR (c) (d)	100,000	120,785
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125% 1/15/25	200,000	198,597
3.625% 1/15/24	700,000	715,827
Broadcom, Inc. 3.625% 10/15/24 (d)	270,000	274,521
4.250% 4/15/26 (d)	435,000	449,315
Micron Technology, Inc. 4.185% 2/15/27	405,000	416,699
4.640% 2/06/24	810,000	859,349

	Principal Amount	Value
4.663% 2/15/30	$55,000	$57,206
4.975% 2/06/26	435,000	468,577
NXP BV / NXP Funding LLC 4.875% 3/01/24 (d)	500,000	541,949

		4,213,832

Software — 0.3%
Fidelity National Information Services, Inc. 0.750% 5/21/23 EUR (c)	190,000	211,537
2.602% 5/21/25 GBP (c)	330,000	428,011
Fiserv, Inc. 0.375% 7/01/23 EUR (c)	200,000	219,959
1.125% 7/01/27 EUR (c)	230,000	260,693
3.000% 7/01/31 GBP (c)	250,000	329,197
3.200% 7/01/26	320,000	331,166

		1,780,563

Telecommunications — 1.3%
Altice France SA 3.375% 1/15/28 EUR (c) (d)	135,000	149,520
5.500% 1/15/28 (d)	495,000	501,237
6.250% 5/15/24 (d)	116,000	119,712
AT&T, Inc. 4.500% 3/09/48	460,000	494,790
C&W Senior Financing DAC 7.500% 10/15/26 (d)	200,000	211,000
Chorus Ltd. 1.125% 10/18/23 EUR (c) (d)	100,000	112,932
Empresa Nacional de Telecomunicaciones SA 4.750% 8/01/26 (d)	275,000	289,784
4.875% 10/30/24 (d)	350,000	369,889
Intelsat Jackson Holdings SA 9.500% 9/30/22 (d)	180,000	208,800
MTN Mauritius Investments Ltd. 4.755% 11/11/24 (d)	400,000	404,880
6.500% 10/13/26 (d)	200,000	218,690
Telefonica Emisiones SA 2.242% 5/27/22 EUR (c) (d)	200,000	231,095
Verizon Communications, Inc. 4.672% 3/15/55	183,000	219,511
4.750% 11/01/41	165,000	195,692
4.862% 8/21/46	1,485,000	1,813,755
5.012% 4/15/49	355,000	446,350
Vodafone Group PLC 4.125% 5/30/25	750,000	809,809
4.125% 5/30/25	280,000	302,329
4.875% 6/19/49	700,000	779,414
5.000% 5/30/38	470,000	537,083
5.250% 5/30/48	300,000	347,740

		8,764,012

The accompanying notes are an integral part of the financial statements.

43

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transportation — 0.0%
ICTSI Treasury BV 4.625% 1/16/23 (d)	$200,000	$208,100

Trucking & Leasing — 0.2%
DAE Funding LLC 5.750% 11/15/23 (d)	175,000	183,899
SMBC Aviation Capital Finance DAC 4.125% 7/15/23 (d)	1,110,000	1,166,689

		1,350,588

TOTAL CORPORATE DEBT (Cost $192,317,501)		200,706,775

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.7%
Auto Floor Plan ABS — 0.2%
Ford Credit Floorplan Master Owner Trust A, Series 2018-2, Class B 3.320% 3/15/25	1,200,000	1,241,570

Automobile ABS — 1.4%
Americredit Automobile Receivables Trust, Series 2019-1, Class B 3.130% 2/18/25	160,000	163,630
Avis Budget Rental Car Funding AESOP LLC Series 2017-2A, Class A, 2.970% 3/20/24	1,635,000	1,670,424
Series 2019-1A, Class A, 3.450% 3/20/23 (d)	275,000	282,529
Capital Auto Receivables Asset Trust Series 2018-2, Class C, 3.690% 12/20/23 (d)	825,000	835,907
Series 2018-1, Class D, 3.700% 6/20/25 (d)	800,000	813,373
CarMax Auto Owner Trust, Series 2017-3, Class B 2.440% 2/15/23	1,215,000	1,222,613
GM Financial Automobile Leasing Trust, Series 2017-3, Class C 2.730% 9/20/21	1,375,000	1,375,243
Santander Drive Auto Receivables Trust, Series 2016-3, Class D 2.800% 8/15/22	1,530,000	1,538,479
Santander Retail Auto Lease Trust Series 2019-B, Class D, 3.310% 6/20/24 (d)	715,000	720,536
Series 2018-A, Class C, 3.490% 5/20/22 (d)	385,000	388,444
World Omni Auto Receivables Trust, Series 2018-B, Class B 3.170% 1/15/25	200,000	205,056

		9,216,234

	Principal Amount	Value
Commercial MBS — 6.4%
Ashford Hospitality Trust Series 2018-KEYS, Class A, 1 mo. USD LIBOR + .900% 2.928% FRN 4/15/35 (d)	$322,102	$321,599
Series 2018-ASHF, Class B, 1 mo. USD LIBOR + 1.250% 3.278% FRN 4/15/35 (d)	235,000	234,345
Series 2018-ASHF, Class C, 1 mo. USD LIBOR + 1.400% 3.428% FRN 4/15/35 (d)	110,000	109,968
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class B 3.500% 9/15/32 (d) (g)	235,000	235,048
Aventura Mall Trust, Series 2018-AVM, Class A, 4.249% VRN 7/05/40 (d) (h)	380,000	428,655
BANK Series 2019-BN21, Class D, 2.500% 10/17/52 (d) (g)	495,000	439,598
Series 2019-BN21, Class A4, 2.600% 10/17/52 (g)	720,000	727,189
Series 2019-BN20, Class A2, 2.758% 9/15/61	630,000	644,753
Series 2019-BN21, Class A5, 2.851% 10/17/52 (g)	265,000	272,943
Series 2017-BNK5, Class B, 3.896% VRN 6/15/60 (h)	980,000	1,055,505
Series 2019-BNK18, Class B, 3.977% 5/15/62	480,000	523,954
Series 2018-BNK13, Class A5, 4.217% VRN 8/15/61 (h)	415,000	471,718
Series 2017-BNK5, Class C, 4.398% VRN 6/15/60 (h)	850,000	904,732
Benchmark Mortgage Trust Series 2019-B13, Class A3, 2.701% 8/15/57 (g)	840,000	853,364
Series 2019-B13, Class AM, 3.183% 8/15/57 (g)	320,000	332,064
Series 2018-B3, Class AS, 4.195% VRN 4/10/51 (h)	375,000	417,193
Series 2018-B8, Class A5, 4.232% 1/15/52	620,000	707,698
Cantor Commercial Real Estate Lending Series 2019-CF2, Class A4, 2.624% 11/18/52 (g)	715,000	722,178
Series 2019-CF2, Class B, 3.267% VRN 11/15/52 (g) (h)	295,000	303,849
Series 2019-CF1, Class B, 4.178% 5/15/52	370,000	409,534
Series 2019-CF1, Class C, 4.352% 5/15/52	380,000	411,366

The accompanying notes are an integral part of the financial statements.

44

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CGGS Commercial Mortgage Trust Series 2018-WSS, Class A, 1 mo. USD LIBOR + .900% 2.928% FRN 2/15/37 (d)	$840,000	$836,346
Series 2018-WSS, Class B, 1 mo. USD LIBOR + 1.100% 3.128% FRN 2/15/37 (d)	345,000	343,484
Citigroup Commercial Mortgage Trust, Series 2018-B2, Class C, 4.829% VRN 3/10/51 (h)	205,000	220,593
COMM Mortgage Trust Series 2017-COR2, Class A3, 3.510% 9/10/50	1,720,000	1,845,598
Series 2014-CR20, Class AM, 3.938% 11/10/47	1,490,000	1,582,540
Series 2015-CR26, Class B, 4.634% VRN 10/10/48 (h)	627,000	685,288
Series 2014-UBS2, Class B, 4.701% 3/10/47	207,000	221,431
Commercial Mortgage Pass Through Certificates, Series 2015-LC23, Class AM, 4.158% VRN 10/10/48 (h)	1,650,000	1,791,914
CSAIL Commercial Mortgage Trust Series 2019-C17, Class A4, 2.763% 9/15/52	655,000	669,443
Series 2019-C17, Class AS, 3.278% 9/15/52	285,000	296,825
Series 2019-C16, Class A3, 3.329% 6/15/52	1,135,000	1,208,401
Series 2019-C17, Class B, 3.480% 9/15/52	330,000	343,655
FREMF Mortgage Trust Series 2019-K736, Class B, 3.759% VRN 7/25/26 (d) (h)	585,000	612,650
Series 2018-K73, Class B, 3.985% VRN 2/25/51 (d) (h)	665,000	704,936
Series 2018-K731, Class B, 4.063% VRN 2/25/25 (d) (h)	390,000	409,290
GS Mortgage Securities Trust Series 2019-GC42, Class A3, 2.749% 9/01/52	690,000	707,685
Series 2018-FBLU, Class A, 1 mo. USD LIBOR + .950% 2.978% FRN 11/15/35 (d)	395,000	395,000
Series 2019-GC40, Class A4, 3.160% 7/10/52	1,005,000	1,060,712
Series 2019-GSMS, Class C, 1 mo. USD LIBOR + 1.300% 3.328% FRN 6/15/36 (d)	735,000	735,458
Hudson Yards Mortgage Trust Series 2019-30HY, Class B, 3.380% VRN 7/10/39 (d) (h)	410,000	434,901

	Principal Amount	Value
Series 2019-30HY, Class D, 3.558% VRN 7/10/39 (d) (h)	$470,000	$489,218
ILPT Trust, Series 2019-SURF, Class A 4.145% 2/11/41 (d)	835,000	945,068
Independence Plaza Trust Series 2018-INDP, Class A, 3.763% 7/10/35 (d)	845,000	901,482
Series 2018-INDP, Class B, 3.911% 7/10/35 (d)	855,000	895,403
InTown Hotel Portfolio Trust, Series 2018-STAY, Class C, 1 mo. USD LIBOR + 1.250% 3.278% FRN 1/15/33 (d)	500,000	499,686
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX 4.248% 7/05/33 (d)	115,000	123,491
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class AS, 3.858% VRN 3/15/50 (h)	160,000	172,796
Monarch Beach Resort Trust, Series 2018-MBR, Class A, 1 mo. USD LIBOR + .920% 2.948% FRN 7/15/35 (d)	915,000	913,281
Morgan Stanley Baml Trust, Series 2015-C22, Class AS 3.561% 4/15/48	260,000	272,315
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30, Class A5, 2.860% 9/15/49	425,000	437,851
Series 2014-C15, Class B, 4.565% VRN 4/15/47 (h)	1,215,000	1,304,578
MSCG Trust, Series 2018-SELF, Class A, 1 mo. USD LIBOR + .900% 2.928% FRN 10/15/37 (d)	1,210,000	1,211,119
RETL, Series 2019-RVP, Class A, 1 mo. USD LIBOR + 1.150% 3.178% FRN 3/15/36 (d)	527,501	527,834
SLIDE Series 2018-FUN, Class A, 1 mo. USD LIBOR + .900% 2.928% FRN 6/15/31 (d)	1,012,081	1,011,139
Series 2018-FUN, Class E, 1 mo. USD LIBOR + 2.300% 4.328% FRN 6/15/31 (d)	379,530	382,383
Wells Fargo Commercial Mortgage Trust Series 2019-JWDR, Class A, 2.584% 9/15/31 (d) (g)	710,000	708,744
Series 2019-JWDR, Class B, 2.786% 9/15/31 (d) (g)	205,000	204,630
Series 2019-C51, Class A4, 3.311% 6/15/52	1,130,000	1,203,925

The accompanying notes are an integral part of the financial statements.

45

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2017-C38, Class A5, 3.453% 7/15/50	$970,000	$1,039,975
Series 2014-LC18, Class AS, 3.808% 12/15/47	1,695,000	1,786,404
Series 2017-C39, Class B, 4.025% 9/15/50	1,010,000	1,086,865
Series 2017-C41, Class B, 4.188% VRN 11/15/50 (h)	381,000	415,620
Series 2015-C29, Class C, 4.365% VRN 6/15/48 (h)	935,000	983,755

		43,150,965

Credit Card ABS — 0.3%
Capital One Multi-Asset Execution Trust, Series 2019-A3, Class A3 2.060% 8/15/28	675,000	671,840
Synchrony Card Funding LLC, Series 2019-A2, Class A 2.340% 6/15/25	445,000	448,782
Synchrony Credit Card Master Note Trust, Series 2018-1, Class C 3.360% 3/15/24	1,020,000	1,026,267

		2,146,889

Other ABS — 3.8%
Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I 4.194% 6/07/49 (d)	685,000	700,843
Barings BDC Static CLO Ltd., Series 2019-1A, Class A1, 3 mo. USD LIBOR + 1.020% 3.323% FRN 4/15/27 (d)	843,229	843,447
Barings CLO Ltd., Series 2016-2A, Class AR, 3 mo. USD LIBOR + 1.080% 3.358% FRN 7/20/28 (d)	440,000	440,192
Bayview Mortgage Fund IV Trust, Series 2017-RT3, Class A 3.500% 1/28/58	758,858	772,830
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A2RR, 3 mo. USD LIBOR + 1.750% 4.028% FRN 1/20/29 (d)	420,000	419,800
Bluemountain Clo Ltd. Series 2015-2A, Class A1R, 3 mo. USD LIBOR + .930% 3.230% FRN 7/18/27 (d)	275,000	275,077
Series 2015-2A, Class BR, 3 mo. USD LIBOR + 1.500% 3.800% FRN 7/18/27 (d)	250,000	248,894
CBAM Ltd., Series 2019-9A, Class A, 3 mo. USD LIBOR + 1.280% 4.009% FRN 2/12/30 (d)	1,230,000	1,231,089

	Principal Amount	Value
CIFC Funding Ltd. Series 2015-5A, Class A1R, 3 mo. USD LIBOR + .860% 3.136% FRN 10/25/27 (d)	$470,000	$467,939
Series 2015-4A, Class A1R, 3 mo. USD LIBOR + 1.150% 3.428% FRN 10/20/27 (d)	450,000	450,246
Cole Park CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.050% 3.328% FRN 10/20/28 (d)	755,000	755,285
Eaton Vance CLO Ltd., Series 2013-1A, Class A2RR, 3 mo. USD LIBOR + 1.850% 4.067% FRN 1/15/28 (d)	1,210,000	1,209,401
Galaxy XXIX CLO Ltd., Series 2018-29A, Class B, 3 mo. USD LIBOR + 1.400% 3.558% FRN 11/15/26 (d)	250,000	249,523
Golub Capital Partners CLO, Series 2018-39A, Class A1, 3 mo. USD LIBOR + 1.150% 3.428% FRN 10/20/28 (d)	570,000	569,992
Hardee’s Funding LLC Series 2018-1A, Class A2I, 4.250% 6/20/48 (d)	594,000	605,034
Series 2018-1A, Class AII, 4.959% 6/20/48 (d)	321,750	346,364
Hilton Grand Vacations Trust, Series 2014-AA, Class B 2.070% 11/25/26 (d)	233,620	232,326
Jack In The Box Funding LLC, Series 2019-1A, Class A2I 3.982% 8/25/49 (d)	540,000	541,947
Madison Park Funding XXXIII Ltd., Series 2019-33A, Class A, 3 mo. USD LIBOR + 1.330% 3.430% FRN 10/15/32 (d) (g)	1,020,000	1,020,000
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class A1, 3 mo. USD LIBOR + 1.300% 3.603% FRN 7/15/32 (d)	305,000	305,663
Magnetite XVIII Ltd., Series 2016-18A, Class AR, 3 mo. USD LIBOR + 1.080% 3.238% FRN 11/15/28 (d)	1,055,000	1,055,611
Mill City Mortgage Loan Trust, Series 2018-1, Class A1, 3.250% VRN 5/25/62 (d) (h)	547,989	556,873
Neuberger Berman CLO XIX Ltd., Series 2015-19A, Class A2R2, 3 mo. USD LIBOR + 1.150% 3.453% FRN 7/15/27 (d)	820,000	816,499

The accompanying notes are an integral part of the financial statements.

46

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A, 3 mo. USD LIBOR + .850% 3.153% FRN 1/15/28 (d)	$1,000,000	$998,192
OCP CLO Ltd., Series 2014-7A, Class A1RR, 3 mo. USD LIBOR + 1.120% 3.398% FRN 7/20/29 (d)	725,000	721,088
Octagon Investment Partners XXIII Ltd. Series 2015-1A, Class A1R, 3 mo. USD LIBOR + .850% 3.153% FRN 7/15/27 (d)	320,000	319,139
Series 2015-1A, Class BR, 3 mo. USD LIBOR + 1.200% 3.503% FRN 7/15/27 (d)	265,000	263,822
OZLM VII Ltd., Series 2014-7RA, Class A1R, 3 mo. USD LIBOR + 1.010% 3.313% FRN 7/17/29 (d)	365,000	362,734
OZLM VIII Ltd., Series 2014-8A, Class A1RR, 3 mo. USD LIBOR + 1.170% 3.473% FRN 10/17/29 (d)	645,000	644,327
Palmer Square CLO Ltd., 3 mo. USD LIBOR + 2.250% 4.402% FRN 5/21/29 (d)	515,000	510,033
SBA Tower Trust, Series 2014-2A, Class C, 3.869% STEP 10/15/49 (d)	760,000	791,313
Southwick Park CLO LLC, Series 2019-4A, Class A1, 3 mo. USD LIBOR + 1.300% 3.466% FRN 7/20/32 (d)	1,215,000	1,214,951
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3 mo. USD LIBOR + .880% 3.183% FRN 4/15/28 (d)	635,000	633,178
Taco Bell Funding LLC, Series 2018-1A, Class A2I 4.318% 11/25/48 (d)	570,688	590,361
Towd Point Mortgage Trust Series 2018-2, Class A1, 3.250% VRN 3/25/58 (d) (h)	742,395	754,421
Series 2018-5, Class A1A, 3.250% VRN 7/25/58 (d) (h)	453,321	461,753
Series 2015-6, Class A1, 3.500% VRN 4/25/55 (d) (h)	564,310	571,872
Series 2019-1, Class A1, 3.750% VRN 3/25/58 (d) (h)	566,903	592,981
Series 2018-3, Class A1, 3.750% VRN 5/25/58 (d) (h)	672,770	697,124
Series 2018-SJ1, Class A1, 4.000% VRN 10/25/58 (d) (h)	835,709	841,977

	Principal Amount	Value
Verizon Owner Trust, Series 2018-1A, Class C 3.200% 9/20/22 (d)	$650,000	$660,179

		25,744,320

Student Loans ABS — 0.7%
SLM Student Loan Trust, Series 2008-1, Class A4, 3 mo. USD LIBOR + .650% 2.926% FRN 1/25/22	648,129	640,959
SMB Private Education Loan Trust Series 2016-B, Class A2A, 2.430% 2/17/32 (d)	926,586	930,633
Series 2017-B, Class A2A, 2.820% 10/15/35 (d)	368,315	372,796
Series 2018-A, Class A2A, 3.500% 2/15/36 (d)	1,310,000	1,375,181
Series 2018-C, Class A2A, 3.630% 11/15/35 (d)	990,000	1,031,586

		4,351,155

WL Collateral CMO — 3.8%
Angel Oak Mortgage Trust Series 2018-3, Class A3, 3.238% VRN 5/25/59 (d) (h)	566,627	571,359
Series 2019-2, Class A1, 3.628% VRN 3/25/49 (d) (h)	592,272	602,757
Series 2019-1, Class A1, 3.920% VRN 11/25/48 (d) (h)	936,070	950,839
Series 2019-1, Class A2, 4.022% VRN 11/25/48 (d) (h)	211,497	214,827
COLT Mortgage Loan Trust Series 2019-3, Class A1, 2.764% VRN 8/25/49 (d) (h)	1,070,798	1,071,571
Series 2019-2, Class A1, 3.337% VRN 5/25/49 (d) (h)	419,116	427,199
Series 2019-1, Class A1, 3.705% VRN 3/25/49 (d) (h)	937,031	957,949
Series 2018-3, Class A3, 3.865% VRN 10/26/48 (d) (h)	282,519	287,058
Series 2018-4, Class A1, 4.006% VRN 12/28/48 (d) (h)	354,997	364,339
Deephaven Residential Mortgage Trust Series 2018-2A, Class A1, 3.479% VRN 4/25/58 (d) (h)	243,732	247,953
Series 2019-1A, Class A1, 3.743% VRN 1/25/59 (d) (h)	268,927	273,261
Flagstar Mortgage Trust, Series 2018-6RR, Class 2A4, 4.000% VRN 9/25/48 (d) (h)	269,565	275,383
Galton Funding Mortgage Trust Series 2018-1, Class A23, 3.500% VRN 11/25/57 (d) (h)	201,101	202,647
Series 2019-2, Class A42, 3.500% VRN 6/25/59 (d) (h)	406,421	406,895

The accompanying notes are an integral part of the financial statements.

47

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GMRF Mortgage Acquisition Co. Series 2019-1, Class A22, 4.000% 2/25/59	$162,313	$164,329
Series 2019-1, Class A42, 4.000% 2/25/59	153,159	152,747
Homeward Opportunities Fund I Trust Series 2019-2, Class A1, 2.702% VRN 9/25/59 (d) (h)	1,106,727	1,104,891
Series 2019-1, Class A1, 3.454% VRN 1/25/59 (d) (h)	500,985	508,055
Series 2019-1, Class A3, 3.606% VRN 1/25/59 (d) (h)	530,455	538,583
JP Morgan Mortgage Trust, Series 2019-INV2, Class A3, 3.500% VRN 2/25/50 (d) (h)	365,000	368,905
Metlife Securitization Trust, Series 2018-1A, Class A, 3.750% VRN 3/25/57 (d) (h)	357,480	374,919
New Residential Mortgage Loan Trust Series 2019-NQM3, Class A3, 3.086% VRN 7/25/49 (d) (h)	320,944	323,585
Series 2019-NQM2, Class A1, 3.600% 4/25/49	445,241	453,767
Series 2019-NQM1, Class A1, 3.675% VRN 1/25/49 (d) (h)	583,570	601,632
Series 2019-NQM1, Class A3, 3.928% VRN 1/25/49 (d) (h)	556,519	573,643
OBX Trust, Series 2019-INV2, Class A25, 4.000% VRN 5/27/49 (d) (h)	1,039,589	1,065,488
Onslow Bay Financial LLC, Series 2019-EXP2, Class 1A3, 4.000% VRN 7/25/59 (d) (h)	503,079	514,034
Sequoia Mortgage Trust Series 2017-CH1, Class A2, 3.500% VRN 8/25/47 (d) (h)	1,116,817	1,132,796
Series 2017-CH1, Class A13, 4.000% VRN 8/25/47 (d) (h)	450,000	494,917
Series 2018-CH3, Class A2, 4.000% VRN 8/25/48 (d) (h)	377,786	392,635
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (d) (h)	532,819	557,957
Starwood Mortgage Residential Trust Series 2019-1, Class A1, 2.941% VRN 6/25/49 (d) (h)	559,395	559,086
Series 2019-1, Class A2, 3.146% VRN 6/25/49 (d) (h)	463,772	463,570
Series 2019-IMC1, Class A1, 3.468% 2/25/49	376,237	379,846
Series 2018-IMC2, Class A1, 4.121% 10/25/48	657,358	677,152

	Principal Amount	Value
Verus Securitization Trust Series 2017-2A, Class A3, 2.845% VRN 7/25/47 (d) (h)	$688,449	$687,398
Series 2019-INV2, Class A1, 2.913% VRN 7/25/59 (d) (h)	1,078,450	1,074,610
Series 2019-3, Class A3, 3.040% STEP 7/25/59 (d)	330,892	331,616
Series 2019-INV2, Class A2, 3.117% VRN 7/25/59 (d) (h)	649,022	645,432
Series 2019-INV1, Class A1, 3.402% VRN 12/25/59 (d) (h)	300,831	304,195
Series 2019-2, Class A3, 3.448% VRN 4/25/59 (d) (h)	939,317	947,872
Series 2018-2, Class A1, 3.677% VRN 6/01/58 (d) (h)	224,924	230,356
Series 2017-1A, Class A3, 3.716% VRN 1/25/47 (d) (h)	565,314	574,584
Series 2019-1, Class A1, 3.836% VRN 2/25/59 (d) (h)	750,375	758,110
Series 2018-3, Class A1, 4.108% VRN 10/25/58 (d) (h)	295,796	304,361
Series 2018-INV2, Class A1FX, 4.148% VRN 10/25/58 (d) (h)	506,700	516,424
Series 2018-3, Class A2, 4.180% VRN 10/25/58 (d) (h)	432,886	445,588

		25,077,120

WL Collateral Support CMO — 0.1%
CIM Trust, Series 2019-INV3, Class A15, 3.500% VRN 8/25/49 (d) (h)	360,000	363,688
Sequoia Mortgage Trust, Series 2018-CH2, Class A21, 4.000% VRN 6/25/48 (d) (h)	270,737	275,178

		638,866

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $109,157,734)		111,567,119

SOVEREIGN DEBT OBLIGATIONS — 18.0%
Albania Government International Bond 3.500% 10/09/25 EUR (c) (d)	115,000	134,432
3.500% 10/09/25 EUR (c) (d)	160,000	187,035
Argentine Republic Government International Bond 3.375% 1/15/23 EUR (c)	335,000	138,751
Australia Government Bond 3.000% 3/21/47 AUD (c) (d)	852,000	749,545
Bermuda Government International Bond 4.750% 2/15/29 (d)	650,000	736,125

The accompanying notes are an integral part of the financial statements.

48

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bonos Tesoreria Pesos 4.500% 3/01/21 CLP (c)	$830,000,000	$1,182,165
4.500% 3/01/26 CLP (c)	445,000,000	682,086
4.700% 9/01/30 CLP (c) (d)	1,170,000,000	1,892,741
Brazil Notas do Tesouro Nacional Serie F 10.000% 1/01/23 BRL (c)	8,060,000	2,159,197
Bundesrepublik Deutschland 1.250% 8/15/48 EUR (c) (d)	102,000	155,165
Canadian Government Bond 2.000% 9/01/23 CAD (c)	2,010,000	1,548,315
2.000% 6/01/28 CAD (c)	390,000	309,465
3.500% 12/01/45 CAD (c)	1,220,000	1,305,004
Colombia Government International Bond 4.000% 2/26/24	1,160,000	1,222,652
4.000% 2/26/24	2,915,000	3,072,439
Croatia Government International Bond 3.875% 5/30/22 EUR (c) (d)	400,000	480,354
Cyprus Government International Bond 2.375% 9/25/28 EUR (c) (d)	1,038,000	1,321,909
2.750% 2/26/34 EUR (c) (d)	93,000	126,627
2.750% 5/03/49 EUR (c) (d)	70,000	100,312
3.750% 7/26/23 EUR (c) (d)	645,000	803,204
3.750% 7/26/23 EUR (c) (d)	385,000	479,432
3.875% 5/06/22 EUR (c) (d)	950,000	1,142,811
4.250% 11/04/25 EUR (c) (d)	540,000	730,431
4.250% 11/04/25 EUR (c) (d)	170,000	229,950
Czech Republic International Bond 3.875% 5/24/22 EUR (c) (d)	460,000	557,492
Egypt Government International Bond 4.750% 4/11/25 EUR (c) (d)	290,000	327,382
France Government Bond OAT 1.750% 11/25/24 EUR (c) (d)	769,000	941,056
1.750% 5/25/66 EUR (c) (d)	50,000	76,196
3.250% 5/25/45 EUR (c) (d)	3,073,000	5,696,642
5.750% 10/25/32 EUR (c) (d)	272,000	526,200
Indonesia Government International Bond 2.950% 1/11/23	400,000	404,948
3.700% 1/08/22 (d)	600,000	616,303
3.750% 4/25/22 (d)	405,000	417,554
3.750% 6/14/28 EUR (c) (d)	980,000	1,321,376
4.125% 1/15/25 (d)	345,000	367,112
Indonesia Treasury Bond 6.125% 5/15/28 IDR (c)	9,994,000,000	651,528
7.000% 5/15/27 IDR (c)	6,090,000,000	425,910
8.125% 5/15/24 IDR (c)	1,504,000,000	111,950
8.375% 3/15/24 IDR (c)	10,700,000,000	800,514
8.375% 9/15/26 IDR (c)	1,700,000,000	128,302

	Principal Amount	Value
8.750% 5/15/31 IDR (c)	$4,710,000,000	$361,759
10.250% 7/15/27 IDR (c)	1,300,000,000	107,301
Ireland Government Bond 1.000% 5/15/26 EUR (c) (d)	1,708,000	2,021,207
1.500% 5/15/50 EUR (c) (d)	100,000	130,497
2.000% 2/18/45 EUR (c) (d)	165,000	238,674
4.500% 4/18/20 EUR (c)	268,000	300,107
5.400% 3/13/25 EUR (c)	943,000	1,354,009
Israel Government Bond 1.500% 1/18/27 EUR (c) (d)	430,000	516,262
1.750% 8/31/25 ILS (c)	7,010,000	2,157,197
3.750% 3/31/47 ILS (c)	695,000	271,782
4.625% 3/18/20 EUR (c) (d)	480,000	534,320
5.500% 1/31/42 ILS (c)	8,065,000	3,938,373
Italy Buoni Poliennali Del Tesoro 2.000% 12/01/25 EUR (c)	1,223,000	1,463,111
2.800% 3/01/67 EUR (c) (d)	1,210,000	1,565,062
3.450% 3/01/48 EUR (c) (d)	110,000	162,859
4.500% 3/01/24 EUR (c)	1,555,000	2,017,404
4.750% 9/01/21 EUR (c)	515,000	614,791
5.000% 3/01/22 EUR (c)	510,000	625,526
5.500% 9/01/22 EUR (c)	2,595,000	3,289,533
Japan Government Five Year Bond 0.100% 6/20/21 JPY (c)	178,350,000	1,661,109
Japan Government Thirty Year Bond 1.700% 9/20/44 JPY (c)	219,900,000	2,729,526
2.200% 9/20/39 JPY (c)	30,650,000	393,933
2.500% 9/20/37 JPY (c)	348,600,000	4,573,052
Japan Government Twenty Year Bond 0.600% 6/20/37 JPY (c)	337,100,000	3,375,115
0.700% 3/20/37 JPY (c)	101,300,000	1,030,763
1.200% 12/20/34 JPY (c)	589,600,000	6,418,665
1.500% 6/20/34 JPY (c)	12,000,000	135,292
Japanese Government CPI Linked Bond 0.100% 3/10/24 JPY (c)	79,192,000	750,356
0.100% 9/10/24 JPY (c)	86,814,100	825,386
0.100% 3/10/25 JPY (c)	146,160,000	1,393,674
Kingdom of Belgium Government Bond 4.250% 3/28/41 EUR (c) (d)	431,000	857,062
5.000% 3/28/35 EUR (c) (d)	220,000	423,348
Korea Treasury Bond 1.875% 3/10/24 KRW (c)	1,540,000,000	1,313,952
3.000% 9/10/24 KRW (c)	3,915,000,000	3,519,600
Latvia Government International Bond 1.875% 2/19/49 EUR (c) (d)	627,000	876,500
Malaysia Government Bond 4.392% 4/15/26 MYR (c)	1,570,000	396,507
4.736% 3/15/46 MYR (c)	6,290,000	1,720,244
4.921% 7/06/48 MYR (c)	7,310,000	2,049,000
4.935% 9/30/43 MYR (c)	155,000	43,382

The accompanying notes are an integral part of the financial statements.

49

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mexican Bonos 6.500% 6/09/22 MXN (c)	$53,400,000	$2,691,675
7.500% 6/03/27 MXN (c)	3,050,000	160,460
8.000% 12/07/23 MXN (c)	42,600,000	2,260,084
10.000% 12/05/24 MXN (c)	1,360,000	78,809
Morocco Government International Bond 4.500% 10/05/20 EUR (c) (d)	300,000	340,891
National Highways Authority of India 7.300% 5/18/22 INR (c) (d)	100,000,000	1,407,310
Netherlands Government Bond 5.500% 1/15/28 EUR (c)	50,000	82,351
New South Wales Treasury Corp. 4.000% 5/20/26 AUD (c) (d)	860,000	684,521
4.000% 5/20/26 AUD (c) (d)	350,000	278,584
Norway Government Bond 3.000% 3/14/24 NOK (c) (d)	2,700,000	318,877
Province of Ontario Canada 2.600% 6/02/25 CAD (c)	286,000	224,081
3.500% 6/02/43 CAD (c)	62,000	56,102
3.500% 6/02/43 CAD (c)	90,000	81,438
Republic of Austria Government Bond 3.800% 1/26/62 EUR (c) (d)	330,000	828,711
Republic of South Africa Government International Bond 5.375% 7/24/44	475,000	466,203
5.650% 9/27/47	470,000	468,626
6.250% 3/08/41	100,000	109,561
10.500% 12/21/26 ZAR (c)	31,473,000	2,318,757
Romania Government Bond 2.875% 10/28/24 EUR (c) (d)	20,000	24,556
2.875% 3/11/29 EUR (c) (d)	96,000	118,121
4.250% 6/28/23 RON (c)	2,545,000	595,612
4.625% 9/18/20 EUR (c) (d)	520,000	592,279
4.750% 2/24/25 RON (c)	2,765,000	658,710
5.800% 7/26/27 RON (c)	1,820,000	464,162
Russian Federal Bond — OFZ 8.150% 2/03/27 RUB (c)	22,733,000	377,339
Serbia Government International Bond 1.500% 6/26/29 EUR (c) (d)	665,000	754,128
Singapore Government Bond 3.125% 9/01/22 SGD (c)	1,130,000	851,905
Slovenia Government Bond 1.000% 3/06/28 EUR (c) (d)	250,000	298,180
1.250% 3/22/27 EUR (c) (d)	788,000	952,805
1.500% 3/25/35 EUR (c) (d)	368,000	466,976
2.125% 7/28/25 EUR (c) (d)	970,000	1,210,860
4.625% 9/09/24 EUR (c) (d)	324,000	441,373
5.250% 2/18/24 (d)	200,000	226,500
5.250% 2/18/24 (d)	200,000	226,500
Spain Government Bond 1.400% 7/30/28 EUR (c) (d)	410,000	499,467

	Principal Amount	Value
Sri Lanka Government International Bond 6.250% 7/27/21 (d)	$200,000	$202,994
Thailand Government Bond 3.650% 6/20/31 THB (c)	40,480,000	1,626,093
4.875% 6/22/29 THB (c)	6,232,000	266,064
United Kingdom Gilt 1.500% 1/22/21 GBP (c) (d)	803,000	1,000,578
1.625% 10/22/71 GBP (c) (d)	339,000	553,767
4.250% 12/07/46 GBP (c) (d)	2,061,000	4,521,121
Vietnam Government International Bond 6.750% 1/29/20 (d)	200,000	202,750
6.750% 1/29/20 (d)	440,000	446,049

		120,852,782

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $118,611,384)		120,852,782

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 19.5%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Series 2019, Class M2 3.811% 2/25/49	390,000	389,999
Federal National Mortgage Association REMICS Series 2018-44, Class PC 4.000% 6/25/44	255,036	259,952
Government National Mortgage Association Series 2018-122, Class FE 1 mo. USD LIBOR + .300% 2.344% 9/20/48	275,823	274,733

		924,684

Pass-Through Securities — 17.2%
Federal National Mortgage Association Pool #BM3859 2.500% 8/01/31	236,857	239,609
Pool #BC9043 2.500% 11/01/31	622,599	630,611
Pool #BM1890 2.500% 1/01/32	197,199	199,737
Pool #MA2781 2.500% 10/01/46	428,954	429,201
Pool #MA3125 3.000% 9/01/32	212,456	217,784
Pool #BM5109 3.000% 12/01/32	1,434,950	1,472,283
Pool #MA3283 3.000% 2/01/33	19,906	20,392
Pool #BM5108 3.000% 2/01/33	228,513	234,244
Pool #BM5111 3.000% 11/01/33	245,365	252,899
Pool #AL9412 3.000% 11/01/36	1,062,742	1,100,928
Pool #BM4221 3.000% 1/01/43	275,569	283,318
Pool #BM5468 3.000% 2/01/43	406,193	418,122
Pool #AB9248 3.000% 5/01/43	150,846	155,276

The accompanying notes are an integral part of the financial statements.

50

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AU1629 3.000% 7/01/43	$33,696	$34,665
Pool #AL6854 3.000% 2/01/44	511,028	525,716
Pool #BM5469 3.000% 3/01/44	815,518	839,468
Pool #AS6181 3.000% 11/01/45	669,966	686,711
Pool #BM3380 3.000% 6/01/46	617,317	635,254
Pool #MA2670 3.000% 7/01/46	1,675,844	1,715,635
Pool #BD8462 3.000% 11/01/46	3,391,186	3,487,602
Pool #AS8295 3.000% 11/01/46	490,519	507,070
Pool #BM4896 3.000% 2/01/47	606,413	624,222
Pool #BM1418 3.000% 4/01/47	3,601,559	3,703,956
Pool #BM4744 3.000% 6/01/47	217,009	224,332
Pool #AS4449 3.500% 2/01/35	296,837	309,470
Pool #MA1283 3.500% 12/01/42	102,808	107,698
Pool #MA1463 3.500% 6/01/43	361,324	378,508
Pool #BM4534 3.500% 1/01/44	767,189	803,676
Pool #BC1747 3.500% 1/01/46	4,037,004	4,194,941
Pool #BM5785 3.500% 9/01/46	340,501	354,035
Pool #BM4582 3.500% 8/01/47	283,779	297,276
Pool #BM3122 3.500% 10/01/47	5,296,149	5,564,583
Pool #MA3210 3.500% 12/01/47	683,593	706,705
Pool #BM5593 3.500% 12/01/47	1,211,327	1,267,802
Pool #BH9277 3.500% 2/01/48	912,956	942,681
Pool #CA1189 3.500% 2/01/48	584,968	603,466
Pool #BF0198 4.000% 11/01/40	277,835	294,902
Pool #AL2745 4.000% 3/01/42	1,234,001	1,326,002
Pool #BM3385 4.000% 6/01/45	3,339,689	3,502,058
Pool #CA0062 4.000% 7/01/47	1,718,445	1,799,845
Pool #MA3088 4.000% 8/01/47	266,516	279,141
Pool #MA3384 4.000% 6/01/48	1,813,298	1,892,390
Pool #MA3415 4.000% 7/01/48	1,090,074	1,134,896
Pool #MA3467 4.000% 9/01/48	32,266	33,573
Pool #BM5527 4.000% 10/01/48	479,482	505,041
Pool #BM5484 4.000% 3/01/49	975,188	1,017,724
Pool #MA3746 4.000% 8/01/49	1,809,778	1,881,506
Pool #AL6536 4.500% 3/01/45	741,047	799,040
Pool #BM1248 4.500% 9/01/46	923,783	996,654
Pool #BM4185 4.500% 9/01/46	313,778	337,549
Pool #BM3148 4.500% 11/01/47	363,811	394,214
Pool #BM4343 4.500% 5/01/48	780,125	845,077
Pool #CA3514 4.500% 5/01/49	688,307	737,709
Pool #AL9893 5.000% 2/01/45	702,599	766,239
Pool #MA3374 5.000% 5/01/48	254,252	272,515
Pool #MA3448 5.000% 8/01/48	331,912	355,649
Pool #BM3279 5.500% 5/01/44	2,147,289	2,394,789
Pool #BM4971 6.000% 7/01/41	378,090	433,544
Government National Mortgage Association II Pool #MA3873 3.000% 8/20/46	2,503,673	2,580,447
Pool #MA3936 3.000% 9/20/46	2,195,351	2,262,671
Pool #MA0220 3.500% 7/20/42	377,052	398,259
Pool #MA0318 3.500% 8/20/42	420,293	443,932
Pool #MA0392 3.500% 9/20/42	56,535	59,715
Pool #MA1090 3.500% 6/20/43	328,833	346,814

	Principal Amount	Value
Pool #AL1773 3.500% 1/20/45	$426,737	$448,472
Pool #MA3310 3.500% 12/20/45	246,626	257,954
Pool #MA3521 3.500% 3/20/46	496,393	518,262
Pool #MA3597 3.500% 4/20/46	387,978	405,071
Pool #MA3663 3.500% 5/20/46	309,576	323,215
Pool #MA3736 3.500% 6/20/46	145,577	151,672
Pool #MA3803 3.500% 7/20/46	61,885	64,476
Pool #MA4004 3.500% 10/20/46	1,489,026	1,551,371
Pool #MA4586 3.500% 7/20/47	941,194	978,542
Pool #784474 3.500% 2/20/48	392,913	413,170
Pool #MA784472 3.500% 2/20/48	612,629	646,320
Pool #784504 3.500% 2/20/48	280,765	295,240
Pool #MA5709 3.500% 1/20/49	879,766	911,652
Pool #MA3245 4.000% 11/20/45	523,328	553,701
Pool #MA4511 4.000% 6/20/47	367,835	385,620
Pool #MA4720 4.000% 9/20/47	1,649,588	1,728,832
Pool #MA4838 4.000% 11/20/47	571,086	597,271
Pool #MA5264 4.000% 6/20/48	243,438	253,611
Pool #MA5876 4.000% 4/20/49	356,292	370,930
Pool #MA2894 4.500% 6/20/45	401,961	427,979
Pool #MA2963 4.500% 7/20/45	160,625	171,022
Pool #MA3312 4.500% 12/20/45	7,668	8,164
Pool #MA4588 4.500% 7/20/47	1,664,451	1,758,144
Pool #MA4964 4.500% 1/20/48	98,402	104,034
Pool #MA5265 4.500% 6/20/48	302,872	318,785
Pool #MA5877 4.500% 4/20/49	637,811	668,880
Pool #MA4781 5.000% 10/20/47	1,212,814	1,297,060
Pool #BF2644 5.000% 5/20/48	47,863	52,100
Pool #BF2878 5.000% 6/20/48	61,163	66,578
Pool #MA5266 5.000% 6/20/48	1,034,238	1,098,323
Pool #BF3008 5.000% 7/20/48	39,346	43,002
Pool #MA5400 5.000% 8/20/48	670,305	711,316
Pool #MA5988 5.000% 6/20/49	1,651,397	1,754,368
Pool #MA5195 5.500% 5/20/48	459,611	488,925
Pool #MA5654 5.500% 12/20/48	127,744	135,333
Pool #MA5713 5.500% 1/20/49	105,927	112,220
Pool #MA5820 5.500% 3/20/49	280,614	297,283
Government National Mortgage Association II TBA Pool #6409 3.500% 10/01/48 (g)	1,700,000	1,760,363
Pool #1367 4.000% 10/01/48 (g)	558,000	580,233
Pool #1523 4.500% 7/01/48 (g)	325,000	339,600
Government National Mortgage Association TBA Pool #94 4.000% 10/01/48 (g)	1,123,000	1,167,437
Pool #11 4.500% 7/01/48 (g)	325,000	340,133
Uniform Mortgage Backed Securities TBA Pool #1866 2.500% 6/01/34 (g)	1,790,000	1,804,963
Pool #7180 3.000% 8/01/33 (g)	4,485,000	4,582,934
Pool #1817 3.000% 6/01/49 (g)	6,475,000	6,568,078
Pool #6268 3.500% 8/01/33 (g)	755,000	780,835
Pool #606 3.500% 8/01/33 (g)	755,000	780,953

The accompanying notes are an integral part of the financial statements.

51

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #1358 3.500% 9/01/48 (g)	$12,670,000	$12,997,639
Pool #21133 4.500% 10/01/48 (g)	192,000	202,155
Pool #21133 4.500% 10/01/48 (g)	193,000	203,329
Pool #29322 5.000% 10/01/48 (g)	595,000	637,626

		115,376,947

Whole Loans — 2.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2018-DNA1, Class M1, 1 mo. USD LIBOR + .450% 2.468% FRN 7/25/30	621,392	619,842
Series 2017-DNA3, Class M1, 1 mo. USD LIBOR + .750% 2.768% FRN 3/25/30	605,716	606,004
Series 2018-DNA3, Class M1, 1 mo. USD LIBOR + .750% 2.768% FRN 9/25/48 (d)	230,282	230,593
Series 2019-HQA3, Class M1, 1 mo. USD LIBOR + .750% 2.807% FRN 9/25/49 (d)	400,000	400,000
Series 2018-DNA2, Class M1, 1 mo. USD LIBOR + .800% 2.818% FRN 12/25/30 (d)	622,377	623,008
Series 2019-DNA1, Class M1, 1 mo. USD LIBOR + .900% 2.918% FRN 1/25/49 (d)	472,491	473,250
Series 2019-HQA1, Class M1, 1 mo. USD LIBOR + .900% 2.918% FRN 2/25/49 (d)	208,789	208,935
Series 2018-DNA1, Class M2AT, 3.068% FRN 7/25/30 (h)	645,000	643,172
Series 2017-DNA3, Class M2AS, 3.118% FRN 3/25/30 (h)	745,000	743,839
Series 2018-HQA1, Class M2AS, 3.118% FRN 9/25/30 (h)	590,000	589,245
Series 2017-DNA1, Class M1, 1 mo. USD LIBOR + 1.200% 3.218% FRN 7/25/29	995,553	998,852
Series 2018-SPI1, Class M2, 3.740% VRN 2/25/48 (d) (h)	95,000	92,654
Series 2018-SP12, Class M2, 3.817% VRN 5/25/48 (d) (h)	65,000	63,424
Series 2018-SPI3, Class M1, 4.160% VRN 8/25/48 (d) (h)	166,520	168,182
Series 2018-SPI3, Class M2, 4.160% VRN 8/25/48 (d) (h)	460,000	463,688
Series 2018-DNA2, Class M2, 1 mo. USD LIBOR + 2.150% 4.168% FRN 12/25/30 (d)	215,000	216,477

	Principal Amount	Value
Series 2019-DNA3, Class M2, 4.350% 7/25/49	$685,000	$684,999
Series 2017-HQA3, Class M2, 1 mo. USD LIBOR + 2.350% 4.368% FRN 4/25/30	855,000	859,806
Series 2015-DNA2, Class M2, 1 mo. USD LIBOR + 2.600% 4.618% FRN 12/25/27	411,981	413,978
Series 2017-HQA2, Class M2, 1 mo. USD LIBOR + 2.650% 4.668% FRN 12/25/29	825,000	846,355
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2018-C06, Class 1M1, 1 mo. USD LIBOR + .550% 2.568% FRN 3/25/31	172,058	171,941
Series 2018-R07, Class 1M1, 1 mo. USD LIBOR + .750% 2.768% FRN 4/25/31 (d)	198,107	198,073
Series 2019-R03, Class 1M1, 1 mo. USD LIBOR + .750% 2.768% FRN 9/25/31 (d)	335,355	335,491
Series 2019-R05, Class 1M1, 1 mo. USD LIBOR + .750% 2.768% FRN 7/25/39 (d)	449,790	450,292
Series 2019-R02, Class 1M1, 1 mo. USD LIBOR + .850% 2.868% FRN 8/25/31 (d)	230,815	231,035
Series 2017-C02, Class 2M1, 1 mo. USD LIBOR + 1.150% 3.168% FRN 9/25/29	167,199	167,469
Series 2017-C02, Class 2ED3, 1 mo. USD LIBOR + 1.350% 3.368% FRN 9/25/29	985,000	986,351
Series 2018-C02, Class 2M2, 1 mo. USD LIBOR + 2.200% 4.218% FRN 8/25/30	540,000	544,149
Series 2018-C01, Class 1M2, 1 mo. USD LIBOR + 2.250% 4.268% FRN 7/25/30	855,000	864,485
Series 2018-C04, Class 2M2, 1 mo. USD LIBOR + 2.550% 4.568% FRN 12/25/30	710,000	722,904

		14,618,493

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $128,393,316)		130,920,124

The accompanying notes are an integral part of the financial statements.

52

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 11.7%
U.S. Treasury Bonds & Notes — 11.7%
U.S. Treasury Bond 2.750% 11/15/47 (i)	$6,140,000	$6,953,310
3.000% 8/15/48	1,500,000	1,783,652
3.000% 2/15/49	6,160,000	7,344,116
3.875% 8/15/40	630,000	832,806
4.250% 11/15/40	5,080,000	7,049,889
U.S. Treasury Note 1.625% 6/30/21	16,270,000	16,251,569
2.125% 5/31/21	6,910,000	6,956,697
2.875% 10/31/23	5,400,000	5,676,855
2.875% 11/30/23	19,120,000	20,121,186
2.875% 5/15/49	4,365,100	5,090,969

		78,061,049

TOTAL U.S. TREASURY OBLIGATIONS (Cost $72,787,318)		78,061,049

TOTAL BONDS & NOTES (Cost $637,179,799)		658,000,007

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $51,034)		27,108

	Number of Shares
MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (j)	406,295	406,295

TOTAL MUTUAL FUNDS (Cost $406,295)		406,295

TOTAL LONG-TERM INVESTMENTS (Cost $637,637,128)		658,433,410

SHORT-TERM INVESTMENTS — 6.7%
Mutual Fund — 5.8%
T. Rowe Price Government Reserve Investment Fund	38,738,729	38,738,729

	Principal Amount
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (k)	$2,895,423	2,895,423

	Principal Amount	Value
Sovereign Debt Obligations — 0.5%
Egypt Treasury Bills 15.679% 1/07/20 EGP (c)	$2,850,000	$168,076
15.800% 11/26/19 EGP (c)	2,500,000	150,171
16.149% 1/28/20 EGP (c)	1,450,000	84,806
16.150% 1/14/20 EGP (c)	1,425,000	83,829
Japan Treasury Discount Bill 0.000%, due 12/02/19 JPY (c)	340,000,000	3,145,597

		3,632,479

TOTAL SHORT-TERM INVESTMENTS (Cost $45,315,357)		45,266,631

TOTAL INVESTMENTS — 105.0% (Cost $682,952,485) (l)		703,700,041

Less Unfunded Loan Commitments (0.00)%		(51,254)

NET INVESTMENTS — 105.0% (Cost $682,901,231)		703,648,787

Other Assets/(Liabilities) — (5.0)%		(33,287,196)

NET ASSETS — 100.0%		$670,361,591

Abbreviation Legend

ABS	Asset-Backed Security
CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DIP	Debtor In Possession
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
OAT	Obligations Assimilables du Tresor
SOFR	Secured Overnight Financing Rate
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at September 30, 2019 where the rate will be determined at time of settlement.
(b)	Unfunded or partially unfunded loan commitments.
(c)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(d)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $193,888,421 or 28.92% of net assets.

The accompanying notes are an integral part of the financial statements.

53

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $398,005 or 0.06% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(f)	Security is perpetual and has no stated maturity date.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2019.
(i)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(j)	Represents investment of security lending collateral. (Note 2).
(k)

Maturity value of $2,895,499. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $2,957,061.

(l)	See Note 6 for aggregate cost for federal tax purposes.

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
AUD Call USD Put	Credit Suisse International*	11/04/19	0.70	5,100,000	USD 5,100,000	$5,437	$22,440	$(17,003)
Put
USD Put BRL Call	Bank of America N.A.*	12/02/19	4.00	3,400,000	USD 3,400,000	21,671	28,594	(6,923)

						$27,108	$51,034	$(23,926)

*	Contracts are subject to a Master Netting Agreement.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/10/19	USD	622,696	ILS	2,215,000	$(14,735)
Bank of America N.A.*	10/11/19	USD	1,307,148	KRW	1,540,605,000	18,894
Bank of America N.A.*	10/18/19	USD	530,828	RUB	34,330,000	2,559
Bank of America N.A.*	10/18/19	CZK	45,390,000	USD	1,999,927	(81,578)
Bank of America N.A.*	10/25/19	USD	1,947,492	AUD	2,872,424	7,172
Bank of America N.A.*	11/12/19	USD	543,674	ILS	1,904,000	(5,196)
Bank of America N.A.*	12/06/19	USD	73	CNH	516	1
Bank of America N.A.*	12/06/19	CNH	7,000	USD	989	(10)
Bank of America N.A.*	12/13/19	USD	797,757	ZAR	12,270,000	(4,905)
Bank of America N.A.*	1/10/20	USD	793,946	ZAR	12,270,000	(5,808)
Barclays Bank PLC*	10/04/19	IDR	19,270,827,681	USD	1,360,765	(3,471)
Barclays Bank PLC*	10/11/19	KRW	5,756,276,000	USD	4,859,997	(46,603)
Barclays Bank PLC*	10/18/19	USD	801,675	CZK	18,665,000	12,823
Barclays Bank PLC*	11/08/19	USD	2,185,502	CLP	1,522,604,000	95,826
Barclays Bank PLC*	11/12/19	USD	543,478	ILS	1,904,000	(5,392)
Barclays Bank PLC*	11/22/19	USD	799,596	EUR	724,858	6,571
Barclays Bank PLC*	12/13/19	USD	421,260	SGD	580,828	670

The accompanying notes are an integral part of the financial statements.

54

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	1/10/20	USD	392,685	ZAR	6,136,053	$(7,260)
Barclays Bank PLC*	1/16/20	USD	1,051,715	IDR	15,148,908,205	(3,387)
Barclays Bank PLC*	1/16/20	USD	2,452,199	KRW	2,917,500,000	5,003
BNP Paribas SA*	10/02/19	USD	1,405,471	BRL	5,852,943	(3,197)
BNP Paribas SA*	10/02/19	BRL	5,852,943	USD	1,424,096	(15,429)
BNP Paribas SA*	10/10/19	USD	229,585	ILS	817,000	(5,530)
BNP Paribas SA*	10/11/19	USD	113,502	KRW	133,835,000	1,589
BNP Paribas SA*	10/11/19	KRW	2,462,806,000	USD	2,088,646	(29,249)
BNP Paribas SA*	10/18/19	USD	386,711	RUB	24,606,869	8,062
BNP Paribas SA*	10/18/19	CZK	13,362,000	USD	588,217	(23,489)
BNP Paribas SA*	10/18/19	RON	1,356,662	USD	319,409	(7,793)
BNP Paribas SA*	10/25/19	USD	351,564	JPY	37,269,000	6,363
BNP Paribas SA*	11/08/19	USD	540,644	CLP	380,651,000	18,225
BNP Paribas SA*	11/12/19	USD	79,422	ILS	279,000	(1,006)
BNP Paribas SA*	11/15/19	PLN	205,000	USD	53,220	(2,070)
BNP Paribas SA*	11/22/19	USD	13,170,117	EUR	11,792,445	268,693
BNP Paribas SA*	11/22/19	USD	987,289	MXN	19,680,960	(1,715)
BNP Paribas SA*	11/22/19	EUR	263,873	USD	293,228	(4,541)
BNP Paribas SA*	12/03/19	USD	569,191	BRL	2,383,943	(2,338)
BNP Paribas SA*	12/06/19	USD	715,746	MYR	3,020,304	(4,962)
BNP Paribas SA*	12/06/19	USD	198,009	THB	6,074,529	(842)
BNP Paribas SA*	12/06/19	MYR	723,000	USD	172,204	319
BNP Paribas SA*	12/13/19	USD	517,079	ZAR	7,988,000	(5,469)
BNP Paribas SA*	12/13/19	ZAR	26,447,000	USD	1,754,748	(24,673)
Citibank N.A.*	10/04/19	USD	1,525,654	INR	105,767,600	33,362
Citibank N.A.*	10/04/19	USD	743,692	TWD	23,050,000	637
Citibank N.A.*	10/04/19	IDR	7,574,453,000	USD	535,865	(2,377)
Citibank N.A.*	10/10/19	ILS	3,849,000	USD	1,096,612	11,049
Citibank N.A.*	10/11/19	USD	1,599,023	KRW	1,882,961,000	24,492
Citibank N.A.*	10/18/19	USD	263,427	RON	1,109,000	8,697
Citibank N.A.*	10/18/19	CZK	1,253,000	USD	54,256	(1,299)
Citibank N.A.*	10/18/19	RON	5,011,531	USD	1,179,385	(28,269)
Citibank N.A.*	10/25/19	USD	1,434,633	CAD	1,869,000	23,352
Citibank N.A.*	10/25/19	USD	17,042,819	JPY	1,825,865,784	130,897
Citibank N.A.*	10/25/19	JPY	57,100,000	USD	531,397	(2,513)
Citibank N.A.*	11/12/19	USD	660,697	ILS	2,312,000	(5,787)
Citibank N.A.*	11/12/19	ILS	11,908,000	USD	3,403,861	28,881
Citibank N.A.*	11/15/19	PLN	205,000	USD	53,139	(1,989)
Citibank N.A.*	11/22/19	USD	586,233	EUR	526,929	9,751
Citibank N.A.*	11/22/19	USD	5,975,612	GBP	4,932,978	(101,862)
Citibank N.A.*	11/22/19	USD	609,048	MXN	12,023,000	4,870
Citibank N.A.*	11/22/19	EUR	156,206	USD	174,511	(3,616)
Citibank N.A.*	12/06/19	CNH	3,000	USD	422	(2)
Citibank N.A.*	12/06/19	USD	468,116	THB	14,334,000	(1,110)
Citibank N.A.*	12/13/19	USD	792,167	ZAR	12,270,000	(10,496)
Citibank N.A.*	1/14/20	USD	1,282,932	ILS	4,480,000	(13,141)
Citibank N.A.*	1/16/20	USD	527,616	IDR	7,574,453,000	65
Citibank N.A.*	6/19/20	USD	4,838,329	JPY	512,500,000	15,506

The accompanying notes are an integral part of the financial statements.

55

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Credit Suisse International*	10/04/19	USD	1,317,358	IDR	18,842,170,194	$(9,744)
Credit Suisse International*	10/04/19	IDR	15,148,906,000	USD	1,071,856	(4,879)
Credit Suisse International*	10/18/19	RUB	34,330,000	USD	537,793	(9,524)
Credit Suisse International*	11/08/19	USD	68,824	CLP	48,831,000	1,806
Credit Suisse International*	11/08/19	COP	1,569,590,000	USD	488,467	(38,154)
Credit Suisse International*	1/16/20	USD	1,055,619	IDR	15,148,906,000	517
Deutsche Bank AG*	10/04/19	IDR	1,725,432,000	USD	120,626	901
Deutsche Bank AG*	10/04/19	INR	4,179,000	USD	60,000	(1,038)
Deutsche Bank AG*	11/22/19	USD	115,387	EUR	104,333	1,243
Deutsche Bank AG*	11/22/19	GBP	232,000	USD	289,579	(3,753)
Goldman Sachs International*	10/04/19	USD	764,334	IDR	11,013,295,000	(11,360)
Goldman Sachs International*	10/04/19	IDR	8,781,914,016	USD	624,159	(5,626)
Goldman Sachs International*	10/04/19	TWD	25,746,000	USD	829,927	38
Goldman Sachs International*	10/11/19	KRW	1,458,751,002	USD	1,216,751	3,055
Goldman Sachs International*	10/25/19	USD	104,017	CAD	136,000	1,323
Goldman Sachs International*	10/25/19	JPY	360,140,579	USD	3,345,023	(9,252)
Goldman Sachs International*	11/08/19	USD	469,544	COP	1,569,590,000	19,231
Goldman Sachs International*	11/12/19	USD	543,845	ILS	1,904,000	(5,025)
Goldman Sachs International*	11/22/19	USD	12,427,056	EUR	11,122,000	259,126
Goldman Sachs International*	11/22/19	USD	492,592	MXN	9,841,000	(1,936)
Goldman Sachs International*	11/22/19	EUR	225,069	USD	246,770	(535)
Goldman Sachs International*	12/06/19	CNH	8,000	USD	1,124	(5)
Goldman Sachs International*	1/16/20	USD	1,220,212	KRW	1,458,751,002	(3,387)
Goldman Sachs International*	1/16/20	USD	837,214	TWD	25,746,000	2,333
Goldman Sachs International*	1/24/20	USD	326,470	NOK	2,939,186	2,885
HSBC Bank USA*	10/04/19	USD	2,795,886	IDR	40,017,045,000	(22,618)
HSBC Bank USA*	10/04/19	USD	87,044	TWD	2,696,000	134
HSBC Bank USA*	10/04/19	IDR	4,963,394,497	USD	351,655	(2,070)
HSBC Bank USA*	10/04/19	INR	2,232,000	USD	32,088	(596)
HSBC Bank USA*	10/10/19	USD	229,488	ILS	817,000	(5,627)
HSBC Bank USA*	10/11/19	USD	3,247,766	KRW	3,765,922,000	98,705
HSBC Bank USA*	10/25/19	USD	1,861	JPY	196,878	38
HSBC Bank USA*	11/12/19	USD	545,028	ILS	1,904,000	(3,842)
HSBC Bank USA*	11/22/19	USD	172,420	GBP	137,000	3,635
HSBC Bank USA*	11/22/19	USD	495,469	MXN	9,841,000	940
HSBC Bank USA*	12/06/19	USD	2,866,595	MYR	12,088,000	(17,856)
HSBC Bank USA*	12/06/19	USD	397,534	THB	12,152,000	(265)
HSBC Bank USA*	12/06/19	CNH	20,000	USD	2,817	(20)
HSBC Bank USA*	1/10/20	USD	393,759	ZAR	6,135,000	(6,118)
HSBC Bank USA*	6/19/20	USD	4,836,776	JPY	512,500,000	13,954
JP Morgan Chase Bank N.A.*	10/02/19	USD	572,471	BRL	2,384,000	(1,302)
JP Morgan Chase Bank N.A.*	10/02/19	BRL	2,384,000	USD	571,634	2,139
JP Morgan Chase Bank N.A.*	10/11/19	USD	40,275	KRW	47,337,000	692
JP Morgan Chase Bank N.A.*	10/11/19	KRW	1,458,750,000	USD	1,219,487	319
JP Morgan Chase Bank N.A.*	10/18/19	CZK	3,647,000	USD	159,599	(5,463)
JP Morgan Chase Bank N.A.*	10/18/19	RON	1,982,740	USD	466,428	(11,005)
JP Morgan Chase Bank N.A.*	10/25/19	USD	408,897	JPY	44,083,497	577

The accompanying notes are an integral part of the financial statements.

56

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank N.A.*	10/25/19	CAD	300,000	USD	228,276	$(1,746)
JP Morgan Chase Bank N.A.*	10/25/19	JPY	31,232,000	USD	290,591	(1,307)
JP Morgan Chase Bank N.A.*	11/08/19	USD	540,206	CLP	380,651,000	17,787
JP Morgan Chase Bank N.A.*	11/12/19	USD	766,868	ILS	2,678,792	(5,353)
JP Morgan Chase Bank N.A.*	11/15/19	USD	754,677	PLN	2,930,000	23,600
JP Morgan Chase Bank N.A.*	11/15/19	PLN	2,930,000	USD	775,590	(44,513)
JP Morgan Chase Bank N.A.*	11/22/19	USD	576,636	EUR	527,000	76
JP Morgan Chase Bank N.A.*	11/22/19	USD	139,499	GBP	113,000	282
JP Morgan Chase Bank N.A.*	11/22/19	USD	990,864	MXN	19,682,000	1,807
JP Morgan Chase Bank N.A.*	11/22/19	USD	2,764,934	SEK	26,219,239	92,744
JP Morgan Chase Bank N.A.*	12/03/19	USD	569,545	BRL	2,384,000	(1,998)
JP Morgan Chase Bank N.A.*	12/06/19	CNH	4,000	USD	567	(8)
JP Morgan Chase Bank N.A.*	12/13/19	USD	420,265	SGD	580,000	275
JP Morgan Chase Bank N.A.*	1/10/20	USD	395,559	ZAR	6,135,000	(4,317)
JP Morgan Chase Bank N.A.*	1/16/20	USD	1,223,014	KRW	1,458,750,000	(584)
Morgan Stanley & Co. LLC*	10/02/19	USD	2,725,484	BRL	11,196,943	30,640
Morgan Stanley & Co. LLC*	10/02/19	BRL	11,196,943	USD	2,724,456	(29,612)
Morgan Stanley & Co. LLC*	10/04/19	IDR	12,407,583,000	USD	881,774	(7,876)
Morgan Stanley & Co. LLC*	10/04/19	INR	99,356,600	USD	1,397,814	4,024
Morgan Stanley & Co. LLC*	10/11/19	USD	3,212,467	KRW	3,765,923,002	63,404
Morgan Stanley & Co. LLC*	10/25/19	USD	1,322,773	CAD	1,724,023	20,964
Morgan Stanley & Co. LLC*	11/08/19	USD	118,297	CLP	82,546,535	5,007
Morgan Stanley & Co. LLC*	11/12/19	USD	543,823	ILS	1,904,633	(5,229)
Morgan Stanley & Co. LLC*	1/16/20	USD	1,378,612	INR	99,356,600	(7,483)
UBS AG*	10/18/19	USD	1,317,115	RON	5,546,933	43,022
UBS AG*	10/18/19	CZK	14,719,000	USD	646,655	(24,576)
UBS AG*	10/25/19	USD	129,344	CAD	169,612	1,270
UBS AG*	10/25/19	CAD	84,000	USD	63,261	167
UBS AG*	11/08/19	USD	536,397	CLP	380,653,905	13,974
UBS AG*	11/12/19	USD	829,347	ILS	2,902,293	(7,303)
UBS AG*	11/12/19	ILS	113,848	USD	32,227	592
UBS AG*	11/15/19	PLN	161,000	USD	40,592	(420)
UBS AG*	11/22/19	USD	14,046,753	EUR	12,584,000	279,334
UBS AG*	11/22/19	USD	299,307	GBP	245,000	(2,535)
UBS AG*	11/22/19	USD	72,387	MXN	1,472,000	(1,584)
UBS AG*	11/22/19	EUR	245,396	USD	272,140	(3,667)
UBS AG*	6/19/20	USD	24,165,209	EUR	21,022,000	827,905
UBS AG*	6/19/20	USD	3,280,167	GBP	2,580,000	79,799

						$1,850,373

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

57

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
Euro-Bund	12/06/19	8	$1,538,235	$(18,844)
Euro-OAT	12/06/19	11	2,063,157	(21,233)
Australia 10 Year Bond	12/16/19	23	2,264,762	22,667
Korea 10 Year Bond	12/17/19	40	4,469,123	(27,205)
Korea 3 Year Bond	12/17/19	39	3,619,227	(5,658)
Canada 10 Year Bond	12/18/19	94	10,277,554	(159,880)
U.S. Treasury Long Bond	12/19/19	163	26,789,181	(332,243)
U.S. Treasury Ultra Bond	12/19/19	42	8,135,969	(75,906)
U.S. Treasury Note 2 Year	12/31/19	501	107,946,345	19,155

				$(599,147)

Short
Euro-Schatz	12/06/19	18	$(2,210,369)	$6,555
Euro-Bobl	12/06/19	32	(4,766,451)	35,195
Euro-Buxl 30 Year Bond	12/06/19	2	(487,947)	13,819
U.S. Treasury Note 10 Year	12/19/19	121	(15,703,826)	(63,987)
U.S. Treasury Ultra 10 Year	12/19/19	175	(24,892,951)	(28,143)
UK Long Gilt	12/27/19	21	(3,480,329)	14,180
U.S. Treasury Note 5 Year	12/31/19	94	(11,275,460)	75,507

				$53,126

Centrally Cleared Credit Default Swap — Sell Protection†

Reference Obligation/Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

ITRX.Xover.S31	5.000%	Quarterly	6/20/24	BB-	EUR	1,550,000	$167,874	$203,333	$(35,459)

OTC Credit Default Swaps — Sell Protection†

Reference Obligation/Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB-**	6/20/22	USD	260,000	$(1,986)	$(7,203)	$5,217

Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB-**	12/20/20	USD	160,000	716	(5,973)	6,689

Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB-**	12/20/21	USD	160,000	24	(10,870)	10,894

Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB-**	6/20/24	USD	135,000	(5,634)	(8,192)	2,558

Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB-**	6/20/24	USD	67,500	(2,817)	(3,879)	1,062

Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB-**	6/20/24	USD	67,500	(2,817)	(3,879)	1,062

Colombia Government	1.000%	Quarterly	Barclays Bank PLC*	BBB**	12/20/24	USD	320,000	958	1,619	(661)

Colombia Government	1.000%	Quarterly	Barclays Bank PLC*	BBB**	12/20/24	USD	2,990,000	8,951	15,140	(6,189)

Republic of Indonesia	1.000%	Quarterly	Barclays Bank PLC*	BBB**	12/20/24	USD	648,237	2,999	4,215	(1,216)

Republic of Indonesia	1.000%	Quarterly	Barclays Bank PLC*	BBB**	12/20/24	USD	750,000	3,470	4,361	(891)

Republic of South Africa	1.000%	Quarterly	Barclays Bank PLC*	BB**	12/20/24	USD	547,200	(24,375)	(22,467)	(1,908)

Republic of South Africa	1.000%	Quarterly	Barclays Bank PLC*	BB**	12/20/24	USD	520,000	(23,163)	(23,494)	331

The accompanying notes are an integral part of the financial statements.

58

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Reference Obligation/Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

Devon Energy Corporation	1.000%	Quarterly	BNP Paribas SA*	BBB+**	12/20/24	USD	50,000	$(131)	$-	$(131)

Colombia Government	1.000%	Quarterly	Citibank N.A.*	BBB**	12/20/24	USD	685,000	2,051	2,110	(59)

Colombia Government	1.000%	Quarterly	Citibank N.A.*	BBB**	12/20/24	USD	715,000	2,140	2,464	(324)

Colombia Government	1.000%	Quarterly	Citibank N.A.*	BBB**	12/20/24	USD	315,000	943	1,720	(777)

Colombia Government	1.000%	Quarterly	Citibank N.A.*	BBB**	12/20/24	USD	610,000	1,826	3,332	(1,506)

Colombia Government	1.000%	Quarterly	Citibank N.A.*	BBB**	12/20/24	USD	1,980,000	5,927	10,016	(4,089)

Colombia Government	1.000%	Quarterly	Citibank N.A.*	BBB**	12/20/24	USD	1,475,000	4,415	7,096	(2,681)

Republic of South Africa	1.000%	Quarterly	Citibank N.A.*	BB**	12/20/24	USD	1,245,821	(55,496)	(45,652)	(9,844)

Colombia Government	1.000%	Quarterly	Goldman Sachs International*	BBB**	12/20/24	USD	840,000	2,515	3,525	(1,010)

Republic of Indonesia	1.000%	Quarterly	Goldman Sachs International*	BBB**	12/20/24	USD	2,865,207	13,255	20,736	(7,481)

Republic of Indonesia	1.000%	Quarterly	Goldman Sachs International*	BBB**	12/20/24	USD	2,074,358	9,712	13,227	(3,515)

Republic of South Africa	1.000%	Quarterly	Goldman Sachs International*	BB**	12/20/24	USD	523,038	(23,299)	(19,600)	(3,699)

Republic of South Africa	1.000%	Quarterly	Goldman Sachs International*	BB**	12/20/24	USD	556,424	(24,786)	(21,012)	(3,774)

Republic of South Africa	1.000%	Quarterly	Goldman Sachs International*	BB**	12/20/24	USD	3,346,717	(148,895)	(129,702)	(19,193)

Barclay Bank PLC	1.000%	Quarterly	JP Morgan Chase Bank N.A.*	A+**	6/20/24	EUR	100,000	2,152	1,278	874

Republic of South Africa	1.000%	Quarterly	JP Morgan Chase Bank N.A.*	BB**	12/20/24	USD	562,302	(25,017)	(21,792)	(3,225)

Republic of South Africa	1.000%	Quarterly	JP Morgan Chase Bank N.A.*	BB**	12/20/24	USD	616,117	(27,411)	(23,878)	(3,533)

Colombia Government	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BBB**	12/20/24	USD	965,000	2,889	3,489	(600)

Colombia Government	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BBB**	12/20/24	USD	380,000	1,138	1,924	(786)

Colombia Government	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BBB**	12/20/24	USD	500,000	1,497	1,482	15

Republic of Indonesia	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BBB**	12/20/24	USD	1,555,768	7,284	10,304	(3,020)

Republic of Indonesia	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BBB**	12/20/24	USD	273,333	1,280	1,743	(463)

Republic of Indonesia	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BBB**	12/20/24	USD	3,753,097	17,572	23,931	(6,359)

								$(272,113)	$(213,881)	$(58,232)

*	Contracts subject to a Master Netting Agreement

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

28 Day-MXN-TIIE-Banxico	Monthly	Fixed 7.120%	Monthly	7/18/24	MXN	11,000,000	$13,759	$-	$13,759

Fixed 2.620%	Annually	6-Month WIBOR	Semi-Annually	2/20/23	PLN	3,700,000	(29,045)	-	(29,045)

Fixed 2.440%	Annually	6-Month WIBOR	Semi-Annually	3/12/23	PLN	230,000	(1,494)	-	(1,494)

Fixed 2.350%	Annually	6-Month WIBOR	Semi-Annually	4/06/23	PLN	700,000	(4,103)	-	(4,103)

Fixed 2.305%	Annually	6-Month WIBOR	Semi-Annually	4/20/23	PLN	500,000	(2,764)	-	(2,764)

Fixed 2.430%	Annually	6-Month WIBOR	Semi-Annually	5/07/23	PLN	1,000,000	(6,685)	-	(6,685)

The accompanying notes are an integral part of the financial statements.

59

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

Fixed 2.518%	Annually	6-Month WIBOR	Semi-Annually	5/18/23	PLN	900,000	$(6,754)	$-	$(6,754)

Fixed 2.395%	Annually	6-Month WIBOR	Semi-Annually	8/23/23	PLN	1,400,000	(9,737)	-	(9,737)

Fixed 3.090%	Annually	6-Month WIBOR	Semi-Annually	2/20/28	PLN	1,070,000	(30,465)	-	(30,465)

Fixed 2.850%	Annually	6-Month WIBOR	Semi-Annually	4/06/28	PLN	100,000	(2,407)	-	(2,407)

Fixed 2.920%	Annually	6-Month WIBOR	Semi-Annually	5/07/28	PLN	200,000	(5,136)	-	(5,136)

Fixed 3.030%	Annually	6-Month WIBOR	Semi-Annually	5/18/28	PLN	300,000	(8,395)	-	(8,395)

Fixed 1.715%	Annually	6-Month WIBOR	Semi-Annually	9/24/29	PLN	1,700,000	(2,417)	-	(2,417)

							$(95,643)	$-	$(95,643)

Collateral for swap agreements held by JP Morgan Chase Bank N.A. amounted to $ 396,047 in securities, at September 30, 2019.

*	Contracts are subject to a Master Netting Agreement.
**

Rating is determined by T. Rowe Price and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the creditworthiness of the underlying issuer. As the credit rating declines, the likelihood of payment by the fund increases. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

60

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments

September 30, 2019

	Principal Amount	Value
BONDS & NOTES — 96.9%

CORPORATE DEBT — 39.9%
Argentina — 0.4%
Banco Macro SA 5 year USD Swap + 5.463% 6.750% VRN 11/04/26 (a)	$250,000	$170,625
IRSA Propiedades Comerciales SA 8.750% 3/23/23 (a)	240,000	186,000
Tarjeta Naranja SA BADLAR + 3.500% 51.582% FRN 4/11/22 (a)	200,000	38,500

		395,125

Australia — 1.5%
CNOOC Curtis Funding No 1 Pty Ltd. 4.500% 10/03/23 (a)	1,600,000	1,716,692

Austria — 0.4%
Klabin Austria GmbH 5.750% 4/03/29 (a)	200,000	209,500
Suzano Austria GmbH 6.000% 1/15/29	200,000	217,400

		426,900

Brazil — 1.3%
Banco do Brasil SA 10 year CMT + 6.362% 9.000% VRN 6/18/24 (a)	1,000,000	1,121,000
Itau Unibanco Holding SA 5 year CMT + 3.981% 6.125% VRN 12/12/22 (a)	200,000	201,900
Oi SA 10.000% 7/27/25	100,000	91,510

		1,414,410

British Virgin Islands — 0.8%
Gold Fields Orogen Holdings BVI Ltd. 5.125% 5/15/24 (a) (b)	200,000	211,310
State Grid Overseas Investment 2013 Ltd. 4.375% 5/22/43 (a)	200,000	239,668
State Grid Overseas Investment 2016 Ltd. 2.875% 5/18/26 (a)	400,000	405,644

		856,622

Canada — 0.2%
St Marys Cement, Inc. Canada 5.750% 1/28/27 (a)	200,000	222,250

Cayman Islands — 1.0%
Cosan Overseas Ltd. 8.250% 11/05/19 (a)	100,000	103,376
Country Garden Holdings Co. Ltd. 4.750% 1/17/23 (a)	200,000	198,706

	Principal Amount	Value
Lima Metro Line 2 Finance Ltd. 5.875% 7/05/34 (a)	$200,000	$220,750
Metropolitan Light Co. Ltd. 5.500% 11/21/22 (a)	200,000	206,108
Shimao Property Holdings Ltd. 5.600% 7/15/26 (a)	200,000	204,183
Times China Holdings Ltd. 6.750% 7/16/23 (a)	200,000	195,729

		1,128,852

Chile — 0.3%
Corp. Nacional del Cobre de Chile 3.700% 1/30/50 (a)	330,000	328,129

Costa Rica — 0.1%
Instituto Costarricense de Electricidad 6.375% 5/15/43 (a)	200,000	165,502

Hong Kong — 1.7%
CNAC HK Finbridge Co. Ltd. 4.625% 3/14/23 (a)	1,500,000	1,572,319
Yanlord Land HK Co. Ltd. 6.750% 4/23/23 (a)	250,000	258,255

		1,830,574

Indonesia — 3.5%
Pelabuhan Indonesia III Persero PT 4.875% 10/01/24 (a)	200,000	216,000
Pertamina Persero PT 5.625% 5/20/43 (a)	1,400,000	1,627,615
6.000% 5/03/42 (a)	400,000	485,488
Perusahaan Listrik Negara PT 3.875% 7/17/29 (a)	345,000	357,075
4.125% 5/15/27 (a)	200,000	211,072
4.875% 7/17/49 (a)	200,000	217,224
5.250% 10/24/42 (a)	200,000	225,750
6.250% 1/25/49 (a)	200,000	259,640
6.250% 1/25/49 (a)	250,000	324,551

		3,924,415

Ireland — 0.2%
C&W Senior Financing DAC 7.500% 10/15/26 (a)	200,000	211,000

Israel — 2.1%
Israel Chemicals Ltd. 6.375% 5/31/38 (a)	200,000	244,428
6.375% 5/31/38 (a)	150,000	183,321
Israel Electric Corp. Ltd. 4.250% 8/14/28 (a)	400,000	433,748
4.250% 8/14/28 (a)	1,300,000	1,409,681

		2,271,178

Kazakhstan — 0.4%
KazMunayGas National Co. JSC 6.375% 10/24/48 (a)	370,000	459,800

The accompanying notes are an integral part of the financial statements.

61

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Luxembourg — 1.1%
CSN Resources SA 7.625% 2/13/23 (a)	$250,000	$260,938
7.625% 2/13/23 (a) (b)	200,000	208,750
MHP Lux SA 6.250% 9/19/29 (a)	220,000	212,203
Minerva Luxembourg SA 6.500% 9/20/26 (a)	350,000	364,070
Rumo Luxembourg Sarl 7.375% 2/09/24 (a)	200,000	215,252

		1,261,213

Mauritius — 0.2%
MTN Mauritius Investments Ltd. 6.500% 10/13/26 (a)	200,000	218,690

Mexico — 10.4%
Axtel SAB de CV 6.375% 11/14/24 (a)	400,000	411,504
BBVA Bancomer SA 5 year CMT + 2.650% 5.125% VRN 1/18/33 (a)	400,000	381,000
Cometa Energia SA de CV 6.375% 4/24/35 (a)	390,000	414,863
Controladora Mabe SA de CV 5.600% 10/23/28 (a)	200,000	215,252
Industrias Penoles SAB de CV 4.150% 9/12/29 (a)	200,000	200,750
Mexico City Airport Trust 5.500% 7/31/47 (a)	350,000	347,165
5.500% 7/31/47 (a)	1,900,000	1,884,610
Petroleos Mexicanos 5.350% 2/12/28	500,000	477,815
5.500% 6/27/44	2,100,000	1,795,815
5.625% 1/23/46	1,450,000	1,233,950
6.500% 6/02/41	2,735,000	2,613,292
6.840% 1/23/30 (a)	345,000	357,386
6.875% 8/04/26	650,000	698,750
7.690% 1/23/50 (a) (b)	260,000	271,050
Sixsigma Networks Mexico SA de CV 7.500% 5/02/25 (a) (b)	200,000	197,600

		11,500,802

Netherlands — 5.3%
Mong Duong Finance Holdings BV 5.125% 5/07/29 (a)	250,000	254,870
Petrobras Global Finance BV 6.850% 6/05/2115	200,000	228,900
6.850% 6/05/2115	300,000	343,350
7.375% 1/17/27	600,000	724,686
8.750% 5/23/26	3,350,000	4,285,487

		5,837,293

	Principal Amount	Value
Panama — 0.2%
Aeropuerto Internacional de Tocumen SA 5.625% 5/18/36 (a)	$200,000	$235,002

Paraguay — 0.2%
Telfon Celuar Del Paragu SA 5.875% 4/15/27 (a)	200,000	213,750

Peru — 0.4%
Consorcio Transmantaro SA 4.700% 4/16/34 (a)	200,000	217,500
Peru LNG SRL 5.375% 3/22/30 (a)	200,000	207,500

		425,000

South Africa — 4.8%
Eskom Holdings SOC Ltd. 5.750% 1/26/21 (a)	50,000	50,343
5.750% 1/26/21 (a)	300,000	302,060
6.350% 8/10/28 (a)	200,000	213,957
6.750% 8/06/23 (a)	200,000	205,359
7.125% 2/11/25 (a)	2,000,000	2,058,108
7.125% 2/11/25 (a)	1,350,000	1,389,223
8.450% 8/10/28 (a)	800,000	879,000
FirstRand Bank Ltd. 5 year USD Swap + 3.561% 6.250% VRN 4/23/28 (a)	200,000	211,790

		5,309,840

Sri Lanka — 0.3%
SriLankan Airlines Ltd. 7.000% 6/25/24 (a)	300,000	297,903

Thailand — 0.2%
Bangkok Bank PCL 5 year CMT + 1.900% 3.733% VRN 9/25/34 (a)	200,000	202,451

Turkey — 1.2%
Akbank Turk AS 5 year USD Swap + 5.026% 7.200% VRN 3/16/27 (a)	400,000	372,584
Turk Telekomunikasyon AS 4.875% 6/19/24 (a)	450,000	437,468
Turkiye Garanti Bankasi AS 5 year USD Swap + 4.220% 6.125% VRN 5/24/27 (a)	300,000	268,722
Turkiye Sise ve Cam Fabrikalari AS 6.950% 3/14/26 (a)	200,000	205,500

		1,284,274

United Arab Emirates — 0.2%
Ruwais Power Co. PJSC 6.000% 8/31/36 (a)	200,000	251,921

The accompanying notes are an integral part of the financial statements.

62

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United Kingdom — 0.2%
Ukraine Railways Via Rail Capital Markets PLC 8.250% 7/09/24 (a)	$200,000	$208,540

United States — 0.4%
Azul Investments LLP 5.875% 10/26/24 (a)	500,000	498,750

Venezuela — 0.9%
Petroleos de Venezuela SA 5.375% 4/12/27 (a) (c)	900,000	72,000
6.000% 5/16/24 (a) (c)	2,400,000	192,000
6.000% 11/15/26 (a) (c)	1,750,000	140,000
8.500% 10/27/20 (a) (c)	250,000	83,750
9.000% 11/17/21 (a) (c)	4,990,000	399,200
9.750% 5/17/35 (a) (c)	150,000	12,000
12.750% 2/17/22 (a) (c)	1,500,000	120,000

		1,018,950

TOTAL CORPORATE DEBT (Cost $43,797,613)		44,115,828

SOVEREIGN DEBT OBLIGATIONS — 56.9%
Argentina — 3.8%
Argentina Bonar Bonds 8.750% 5/07/24	600,000	228,906
Argentine Republic Government International Bond 0.000%VRN 12/15/35 (d)	845,000	16,900
3.750% STEP 12/31/38	450,000	176,630
5.625% 1/26/22	550,000	236,506
5.875% 1/11/28	1,420,000	575,114
6.875% 1/26/27	400,000	167,604
7.500% 4/22/26	4,450,000	1,935,794
8.280% 12/31/33	1,577,293	738,046
8.280% 12/31/33	105,153	51,525
Provincia de Buenos Aires 9.125% 3/16/24 (a)	175,000	63,788

		4,190,813

Armenia — 0.2%
Republic of Armenia Government International Bond 3.950% 9/26/29 (a)	200,000	195,869

Bahamas — 1.5%
Bahamas Government International Bond 6.000% 11/21/28 (a)	1,600,000	1,694,016

Bermuda — 0.4%
Bermuda Government International Bond 4.750% 2/15/29 (a)	400,000	453,000

	Principal Amount	Value
Brazil — 3.9%
Brazil Notas do Tesouro Nacional Serie F 10.000% 1/01/23 BRL (e)	$2,700,000	$723,305
Brazilian Government International Bond 2.625% 1/05/23	1,200,000	1,198,500
4.625% 1/13/28	850,000	903,133
5.000% 1/27/45	900,000	932,220
5.625% 1/07/41	500,000	559,380

		4,316,538

Colombia — 2.1%
Colombia Government International Bond 4.000% 2/26/24	550,000	579,705
4.000% 2/26/24	400,000	421,604
4.500% 3/15/29	200,000	222,300
5.625% 2/26/44	800,000	1,000,008
6.125% 1/18/41	100,000	130,251

		2,353,868

Costa Rica — 0.8%
Costa Rica Government International Bond 4.375% 4/30/25 (a)	500,000	477,505
7.000% 4/04/44 (a)	200,000	198,252
7.158% 3/12/45 (a)	200,000	200,002

		875,759

Dominican Republic — 1.3%
Dominican Republic International Bond 6.850% 1/27/45 (a)	800,000	891,000
6.875% 1/29/26 (a)	450,000	507,379

		1,398,379

Ecuador — 2.5%
Ecuador Government International Bond 7.875% 1/23/28 (a)	900,000	852,759
7.950% 6/20/24 (a)	1,200,000	1,224,012
9.650% 12/13/26 (a)	200,000	209,752
10.750% 3/28/22 (a)	200,000	217,750
10.750% 1/31/29 (a)	200,000	216,002

		2,720,275

Egypt — 1.8%
Egypt Government International Bond 7.600% 3/01/29 (a)	200,000	211,632
7.903% 2/21/48 (a)	200,000	200,974
8.500% 1/31/47 (a)	1,000,000	1,057,704
8.500% 1/31/47 (a)	550,000	581,737

		2,052,047

El Salvador — 1.1%
El Salvador Government International Bond 5.875% 1/30/25 (a)	100,000	102,876
7.650% 6/15/35 (a)	250,000	268,128

The accompanying notes are an integral part of the financial statements.

63

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
8.625% 2/28/29 (a)	$700,000	$814,632

		1,185,636

Ghana — 1.0%
Ghana Government International Bond 8.125% 1/18/26 (a)	1,100,000	1,163,642

Guatemala — 0.4%
Guatemala Government International Bond 4.900% 6/01/30 (a)	400,000	422,640

India — 0.2%
Export Import Bank of India 3.375% 8/05/26 (a)	200,000	205,279

Indonesia — 4.3%
Indonesia Government International Bond 4.625% 4/15/43 (a)	950,000	1,060,684
4.750% 2/11/29	205,000	233,181
Indonesia Treasury Bond 9.000% 3/15/29 IDR (e)	6,800,000,000	530,098
Perusahaan Penerbit SBSN Indonesia III 4.150% 3/29/27 (a)	400,000	428,000
4.550% 3/29/26 (a)	2,350,000	2,563,850

		4,815,813

Ivory Coast — 1.5%
Ivory Coast Government International Bond 5.750% STEP 12/31/32 (a)	880,000	863,130
6.375% 3/03/28 (a)	300,000	306,984
6.625% 3/22/48 EUR (a) (e)	400,000	440,471

		1,610,585

Jamaica — 1.5%
Jamaica Government International Bond 6.750% 4/28/28	400,000	474,500
8.000% 3/15/39	400,000	523,504
8.000% 3/15/39	500,000	654,380

		1,652,384

Kenya — 0.4%
Kenya Government International Bond 7.250% 2/28/28 (a)	400,000	414,580

Mexico — 1.7%
Mexican Bonos 6.500% 6/10/21 MXN (e)	10,400,000	525,191
8.000% 11/07/47 MXN (e)	8,500,000	463,507
10.000% 11/20/36 MXN (e)	3,000,000	193,501

	Principal Amount	Value
Mexico Government International Bond 4.750% 3/08/44	$650,000	$703,625

		1,885,824

Mongolia — 1.4%
Development Bank of Mongolia LLC 7.250% 10/23/23 (a)	200,000	207,195
7.250% 10/23/23 (a)	500,000	517,989
Mongolia Government International Bond 5.125% 12/05/22 (a)	400,000	399,016
5.625% 5/01/23 (a)	400,000	403,997

		1,528,197

Nigeria — 1.4%
Nigeria Government International Bond 6.500% 11/28/27 (a)	500,000	505,340
7.143% 2/23/30 (a)	700,000	715,750
8.747% 1/21/31 (a)	300,000	336,435

		1,557,525

Oman — 1.1%
Oman Government International Bond 4.750% 6/15/26 (a)	600,000	576,276
4.750% 6/15/26 (a)	650,000	624,299

		1,200,575

Pakistan — 0.4%
Pakistan Government International Bond 6.875% 12/05/27 (a)	200,000	197,050
8.250% 4/15/24 (a)	200,000	215,462

		412,512

Panama — 0.3%
Panama Government International Bond 3.870% 7/23/60	265,000	286,468

Paraguay — 0.6%
Paraguay Government International Bond 4.700% 3/27/27 (a)	400,000	432,504
5.400% 3/30/50 (a)	200,000	226,700

		659,204

Peru — 0.5%
Peruvian Government International Bond 2.844% 6/20/30	250,000	255,625
5.400% 8/12/34 PEN (a) (e)	865,000	273,677

		529,302

Romania — 0.3%
Romanian Government International Bond 4.625% 4/03/49 EUR (a) (e)	240,000	339,149

Saudi Arabia — 0.6%
Saudi Government International Bond 3.250% 10/26/26 (a)	450,000	464,600
5.000% 4/17/49 (a)	200,000	240,556

		705,156

The accompanying notes are an integral part of the financial statements.

64

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Senegal — 1.0%
Senegal Government International Bond 4.750% 3/13/28 EUR (a) (e)	$400,000	$452,530
6.250% 5/23/33 (a)	400,000	402,580
6.250% 5/23/33 (a)	200,000	201,290

		1,056,400

Serbia — 0.2%
Serbia Government International Bond 1.500% 6/26/29 EUR (a) (e)	235,000	266,497

South Africa — 2.1%
Republic of South Africa Government International Bond 4.850% 9/27/27	850,000	869,125
5.650% 9/27/47	550,000	548,392
6.250% 3/08/41	400,000	438,242
10.500% 12/21/26 ZAR (e)	6,300,000	464,149

		2,319,908

Sri Lanka — 3.1%
Sri Lanka Government International Bond 5.750% 1/18/22 (a)	900,000	902,681
6.125% 6/03/25 (a)	600,000	581,995
6.125% 6/03/25 (a)	200,000	193,998
6.200% 5/11/27 (a)	200,000	186,512
6.250% 7/27/21 (a)	600,000	608,983
6.825% 7/18/26 (a)	400,000	395,352
6.825% 7/18/26 (a)	400,000	395,352
6.850% 3/14/24 (a)	200,000	204,453

		3,469,326

Turkey — 6.5%
Export Credit Bank of Turkey 4.250% 9/18/22 (a)	200,000	189,662
5.375% 2/08/21 (a)	200,000	199,420
Turkey Government International Bond 4.250% 4/14/26	1,050,000	945,966
4.875% 10/09/26	1,700,000	1,572,010
4.875% 4/16/43	1,000,000	801,984
6.000% 3/25/27	1,450,000	1,423,854
6.250% 9/26/22	1,600,000	1,640,000
6.875% 3/17/36	450,000	447,858

		7,220,754

Ukrainian Ssr — 4.3%
Ukraine Government International Bond 6.750% 6/20/26 EUR (a) (e)	100,000	117,376
7.750% 9/01/23 (a)	500,000	525,312
7.750% 9/01/25 (a)	1,400,000	1,468,250
7.750% 9/01/27 (a)	1,700,000	1,767,932
9.750% 11/01/28 (a)	200,000	229,008
9.750% 11/01/28 (a)	600,000	687,024

		4,794,902

	Principal Amount	Value
Uruguay — 0.3%
Uruguay Government International Bond 5.100% 6/18/50	$325,000	$386,753

Uzbekistan — 1.0%
Republic of Uzbekistan Bond 4.750% 2/20/24 (a)	400,000	419,000
5.375% 2/20/29 (a)	200,000	219,500
5.375% 2/20/29 (a)	400,000	439,000

		1,077,500

Venezuela — 0.2%
Venezuela Government International Bond 7.750% 10/13/19 (a) (c)	1,000,000	107,500
9.250% 9/15/27 (c)	300,000	32,250
11.750% 10/21/26 (a) (c)	300,000	32,250
12.750% 8/23/22 (a) (c)	255,000	27,413

		199,413

Vietnam — 1.2%
Vietnam Government International Bond 4.800% 11/19/24 (a)	1,200,000	1,314,000

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $64,959,872)		62,930,488

U.S. TREASURY OBLIGATIONS — 0.1%
United States — 0.1%
U.S. Treasury Note 1.500% 6/15/20 (f)	130,000	129,667

TOTAL U.S. TREASURY OBLIGATIONS (Cost $129,456)		129,667

TOTAL BONDS & NOTES (Cost $108,886,941)		107,175,983

	Number of Shares
MUTUAL FUNDS — 0.8%

Diversified Financial Services — 0.8%
United States — 0.8%
State Street Navigator Securities Lending Prime Portfolio (g)	909,780	909,780

TOTAL MUTUAL FUNDS (Cost $909,780)		909,780

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $83,162)		46,665

TOTAL LONG-TERM INVESTMENTS (Cost $109,879,883)		108,132,428

The accompanying notes are an integral part of the financial statements.

65

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

SHORT-TERM INVESTMENTS — 1.3%
Mutual Fund — 0.4%
T. Rowe Price Government Reserve Investment Fund	394,951	$394,951

	Principal Amount
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950% 10/01/19 (h)	$1,008,655	1,008,655

TOTAL SHORT-TERM INVESTMENTS (Cost $1,403,606)		1,403,606

TOTAL INVESTMENTS — 99.0% (Cost $111,283,489) (i)		109,536,034

Other Assets/(Liabilities) — 1.0%		1,093,974

NET ASSETS — 100.0%		$110,630,008

Abbreviation Legend

BADLAR	Argentina Deposit Rate
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
PJSC	Public Joint Stock Company
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $69,123,767 or 62.48% of net assets.

(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $891,667 or 0.81% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(c)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2019, these securities amounted to a value of $1,218,363 or 1.10% of net assets.

(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2019.

(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(g)	Represents investment of security lending collateral. (Note 2).
(h)

Maturity value of $1,008,681. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/31/23, and an aggregate market value, including accrued interest, of $1,031,719.

(i)	See Note 6 for aggregate cost for federal tax purposes.

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
USD Call CNH Put	Bank of America N.A.*	11/15/19	6.98	850,000	USD	850,000	$21,808	$22,805	$(997)
USD Call CNH Put	Barclays Bank PLC*	11/27/19	6.97	850,000	USD	850,000	23,376	24,331	(955)
EUR Call USD Put	Citibank N.A.*	12/05/19	1.14	2,100,000	USD	2,100,000	1,481	36,026	(34,545)

							$46,665	$83,162	$(36,497)

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

66

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	12/13/19	USD	92,974	ZAR	1,430,000	$(572)
Bank of America N.A.*	1/10/20	USD	92,530	ZAR	1,430,000	(677)
Barclays Bank PLC*	10/02/19	USD	227,776	BRL	884,000	15,018
Barclays Bank PLC*	10/02/19	BRL	884,000	USD	212,275	483
Barclays Bank PLC*	10/04/19	IDR	1,505,822,200	USD	106,156	(97)
Barclays Bank PLC*	10/11/19	USD	271,679	PEN	901,000	4,467
Barclays Bank PLC*	11/22/19	EUR	109,601	USD	121,266	(1,358)
Barclays Bank PLC*	12/06/19	USD	296,981	CLP	213,909,000	3,227
Barclays Bank PLC*	1/10/20	USD	45,517	ZAR	711,250	(842)
Barclays Bank PLC*	1/16/20	USD	104,542	IDR	1,505,822,200	(337)
BNP Paribas SA*	10/02/19	BRL	913,826	USD	218,975	962
BNP Paribas SA*	10/02/19	USD	219,438	BRL	913,826	(499)
BNP Paribas SA*	11/22/19	USD	200,725	MXN	4,001,305	(348)
BNP Paribas SA*	11/22/19	USD	705,225	EUR	631,000	14,884
BNP Paribas SA*	11/22/19	EUR	32,274	USD	35,795	(485)
BNP Paribas SA*	12/03/19	USD	218,185	BRL	913,826	(897)
BNP Paribas SA*	12/06/19	USD	265,512	CLP	190,971,000	3,258
BNP Paribas SA*	12/13/19	USD	46,301	ZAR	715,000	(472)
Citibank N.A.*	10/02/19	BRL	390,000	USD	95,635	(1,771)
Citibank N.A.*	10/02/19	USD	93,651	BRL	390,000	(213)
Citibank N.A.*	10/04/19	IDR	752,912,000	USD	53,266	(236)
Citibank N.A.*	11/22/19	USD	559,978	MXN	11,012,805	6,564
Citibank N.A.*	12/13/19	USD	92,322	ZAR	1,430,000	(1,224)
Citibank N.A.*	1/16/20	USD	52,446	IDR	752,912,000	7
Credit Suisse International*	10/04/19	USD	263,201	IDR	3,764,558,200	(1,946)
Credit Suisse International*	10/04/19	IDR	1,505,824,000	USD	106,544	(484)
Credit Suisse International*	1/16/20	USD	104,930	IDR	1,505,824,000	52
Goldman Sachs International*	10/02/19	USD	267,669	BRL	1,031,411	19,432
Goldman Sachs International*	10/02/19	BRL	1,031,411	USD	247,673	564
Goldman Sachs International*	11/22/19	USD	100,160	MXN	2,001,000	(394)
Goldman Sachs International*	11/22/19	USD	700,572	EUR	627,000	14,608
HSBC Bank USA*	10/04/19	USD	275,616	TWD	8,726,000	(5,681)
HSBC Bank USA*	10/11/19	USD	552,469	KRW	672,023,000	(9,476)
HSBC Bank USA*	10/11/19	KRW	672,023,000	USD	568,884	(6,939)
HSBC Bank USA*	11/22/19	MXN	4,974,000	USD	246,195	3,758
HSBC Bank USA*	11/22/19	USD	100,745	MXN	2,001,000	191
HSBC Bank USA*	12/06/19	USD	88,776	CLP	63,657,000	1,358
HSBC Bank USA*	1/10/20	USD	45,890	ZAR	715,000	(713)
JP Morgan Chase Bank N.A.*	10/02/19	BRL	1,710,415	USD	410,402	1,256
JP Morgan Chase Bank N.A.*	10/02/19	USD	425,378	BRL	1,710,415	13,720
JP Morgan Chase Bank N.A.*	10/04/19	TWD	8,726,000	USD	283,105	(1,808)
JP Morgan Chase Bank N.A.*	11/22/19	USD	201,475	MXN	4,002,000	367
JP Morgan Chase Bank N.A.*	12/03/19	USD	218,357	BRL	914,000	(766)
JP Morgan Chase Bank N.A.*	12/06/19	USD	177,228	CLP	127,314,000	2,392
JP Morgan Chase Bank N.A.*	1/10/20	USD	46,100	ZAR	715,000	(503)
Morgan Stanley & Co. LLC*	10/02/19	BRL	494,000	USD	122,511	(3,617)

The accompanying notes are an integral part of the financial statements.

67

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. LLC*	10/02/19	USD	118,624	BRL	494,000	$(270)
UBS AG*	11/22/19	USD	700,531	EUR	627,000	14,567

						$78,510

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	12/19/19	33	$4,343,414	$(43,101)
U.S. Treasury Ultra Bond	12/19/19	6	1,174,978	(23,540)
U.S. Treasury Note 5 Year	12/31/19	44	5,278,094	(35,563)

				$(102,204)

OTC Credit Default Swaps — Buy Protection
Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Bank of China Ltd	1.000%	Quarterly	Citibank N.A.*	6/20/24	USD	550,000	$(12,379)	$(11,449)	$(930)
Republic of Korea	1.000%	Quarterly	Citibank N.A.*	6/20/24	USD	250,000	(7,956)	(8,427)	471

							$(20,335)	$(19,876)	$(459)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

BRL	Brazilian Real
CLP	Chilean Peso
CNH	Offshore Chinese Yuan
EUR	Euro
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian New Sol
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

68

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 98.1%
Basic Materials — 2.1%
Chemicals — 2.1%
Air Products & Chemicals, Inc.	12,396	$2,750,177
CF Industries Holdings, Inc.	96,727	4,758,968
DuPont de Nemours, Inc.	106,653	7,605,426
Linde PLC	58,072	11,249,708
PPG Industries, Inc.	6,432	762,256

		27,126,535

		27,126,535

Communications — 17.2%
Internet — 15.0%
Alibaba Group Holding Ltd. Sponsored ADR (a)	103,243	17,265,327
Alphabet, Inc. Class A (a)	16,874	20,605,516
Alphabet, Inc. Class C (a)	21,450	26,147,550
Amazon.com, Inc. (a)	30,521	52,981,709
Booking Holdings, Inc. (a)	3,219	6,317,642
Facebook, Inc. Class A (a)	199,647	35,553,138
IAC/InterActiveCorp (a)	22,550	4,915,223
Match Group, Inc.	582	41,578
MercadoLibre, Inc. (a)	3,238	1,784,883
Netflix, Inc. (a)	31,169	8,341,448
Symantec Corp.	94,700	2,237,761
Tencent Holdings Ltd.	308,100	13,075,670
Tencent Music Entertainment Group ADR (a)	222,700	2,843,879

		192,111,324

Media — 1.3%
Comcast Corp. Class A	136,500	6,153,420
The Walt Disney Co.	76,194	9,929,602

		16,083,022

Telecommunications — 0.9%
Cisco Systems, Inc.	134,660	6,653,551
Motorola Solutions, Inc.	30,555	5,206,877

		11,860,428

		220,054,774

Consumer, Cyclical — 7.1%
Airlines — 0.0%
Delta Air Lines, Inc.	5,229	301,190

Apparel — 0.6%
NIKE, Inc. Class B	80,470	7,557,742

Auto Manufacturers — 0.5%
Ferrari NV	38,152	5,878,842

Auto Parts & Equipment — 0.6%
Aptiv PLC	91,513	8,000,067

	Number of Shares	Value
Home Builders — 0.3%
NVR, Inc. (a)	844	$3,137,443

Leisure Time — 0.1%
Royal Caribbean Cruises Ltd.	7,917	857,649

Lodging — 1.0%
Las Vegas Sands Corp.	80,171	4,630,677
MGM Resorts International	118,523	3,285,457
Wynn Resorts Ltd.	50,244	5,462,528

		13,378,662

Retail — 4.0%
Dollar General Corp.	16,824	2,674,007
Dollar Tree, Inc. (a)	173,609	19,819,203
Dollarama, Inc.	171,129	6,126,466
McDonald’s Corp.	47,399	10,177,039
Restaurant Brands International, Inc.	30,001	2,134,271
Ross Stores, Inc.	24,761	2,719,996
Ulta Salon Cosmetics & Fragrance, Inc. (a)	5,741	1,438,982
Walmart, Inc.	55,804	6,622,819

		51,712,783

		90,824,378

Consumer, Non-cyclical — 17.4%
Agriculture — 0.4%
Philip Morris International, Inc.	59,145	4,490,880

Beverages — 0.1%
PepsiCo, Inc.	4,197	575,409

Biotechnology — 0.9%
Alexion Pharmaceuticals, Inc. (a)	19,990	1,957,820
Vertex Pharmaceuticals, Inc. (a)	56,790	9,621,362

		11,579,182

Commercial Services — 1.6%
Ant International Co., Ltd., Class C (Acquired 6/07/18, Cost $1,171,890) (a) (b) (c) (d)	208,893	1,343,182
Equifax, Inc.	17,530	2,465,945
Global Payments, Inc.	25,082	3,988,088
PayPal Holdings, Inc. (a)	55,076	5,705,323
S&P Global, Inc.	1,691	414,261
TransUnion	81,944	6,646,478

		20,563,277

Foods — 2.4%
Conagra Brands, Inc.	227,377	6,975,926
Tyson Foods, Inc. Class A	279,991	24,118,425

		31,094,351

Health Care – Products — 8.4%
Alcon, Inc. (a)	59,362	3,464,502
Alcon, Inc. (a)	87,807	5,118,270
Becton Dickinson and Co.	71,046	17,971,796

The accompanying notes are an integral part of the financial statements.

69

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Boston Scientific Corp. (a)	155,957	$6,345,891
Danaher Corp.	119,605	17,274,550
Intuitive Surgical, Inc. (a)	18,410	9,940,111
Medtronic PLC	99,634	10,822,245
Stryker Corp.	75,524	16,335,841
Teleflex, Inc.	7,721	2,623,210
Thermo Fisher Scientific, Inc.	49,882	14,529,130
Zimmer Biomet Holdings, Inc.	22,702	3,116,304

		107,541,850

Health Care – Services — 2.1%
Anthem, Inc.	22,158	5,320,136
Centene Corp. (a)	100,710	4,356,714
HCA Healthcare, Inc.	38,888	4,682,893
UnitedHealth Group, Inc.	44,065	9,576,206
WellCare Health Plans, Inc. (a)	13,030	3,376,985

		27,312,934

Pharmaceuticals — 1.5%
AbbVie, Inc.	36,455	2,760,373
Cigna Corp. (a)	30,598	4,644,471
Elanco Animal Health, Inc. (a)	114,597	3,047,134
Merck & Co., Inc.	108,713	9,151,460

		19,603,438

		222,761,321

Energy — 2.3%
Oil & Gas — 1.3%
BP PLC Sponsored ADR	84,935	3,226,681
Chevron Corp.	9,703	1,150,776
Concho Resources, Inc.	21,900	1,487,010
ConocoPhillips	45,020	2,565,239
EOG Resources, Inc.	58,832	4,366,511
Pioneer Natural Resources Co.	18,688	2,350,390
Total SA Sponsored ADR	38,383	1,995,916

		17,142,523

Pipelines — 1.0%
Targa Resources Corp.	40,678	1,634,035
TC Energy Corp.	211,145	10,935,200

		12,569,235

		29,711,758

Financial — 17.1%
Banks — 3.8%
Bank of America Corp.	61,987	1,808,161
Citigroup, Inc.	117,450	8,113,446
Fifth Third Bancorp	105,750	2,895,435
JP Morgan Chase & Co.	103,266	12,153,376
Morgan Stanley	2,226	94,983
The PNC Financial Services Group, Inc.	4,093	573,675
US Bancorp	39,446	2,182,942
Wells Fargo & Co.	395,212	19,934,493

		47,756,511

	Number of Shares	Value
Diversified Financial Services — 6.0%
American Express Co.	13,026	$1,540,715
The Charles Schwab Corp.	122,438	5,121,581
CME Group, Inc.	19,826	4,190,027
Intercontinental Exchange, Inc.	148,495	13,701,634
Mastercard, Inc. Class A	81,977	22,262,494
TD Ameritrade Holding Corp.	116,160	5,424,672
Visa, Inc. Class A	145,086	24,956,243

		77,197,366

Insurance — 4.4%
American International Group, Inc.	460,657	25,658,595
AXA Equitable Holdings, Inc.	112,239	2,487,216
Chubb Ltd.	91,197	14,722,844
Marsh & McLennan Cos., Inc.	69,243	6,927,762
Willis Towers Watson PLC	34,987	6,751,441

		56,547,858

Real Estate Investment Trusts (REITS) — 2.9%
AvalonBay Communities, Inc.	20,047	4,316,721
Crown Castle International Corp.	55,909	7,771,910
Prologis, Inc.	170,471	14,527,539
Public Storage	23,509	5,766,052
Ventas, Inc.	69,650	5,086,539

		37,468,761

		218,970,496

Industrial — 12.1%
Aerospace & Defense — 4.6%
The Boeing Co.	123,321	46,919,941
Northrop Grumman Corp.	32,241	12,083,604

		59,003,545

Electronics — 2.0%
Fortive Corp.	96,071	6,586,628
Honeywell International, Inc.	50,472	8,539,862
Keysight Technologies, Inc. (a)	65,557	6,375,418
TE Connectivity Ltd.	40,675	3,790,097

		25,292,005

Engineering & Construction — 0.5%
Jacobs Engineering Group, Inc.	62,729	5,739,704

Environmental Controls — 0.2%
Republic Services, Inc.	10,525	910,939
Waste Connections, Inc.	18,587	1,710,004

		2,620,943

Machinery – Diversified — 1.7%
Hexagon AB Class B	70,354	3,399,526
Roper Technologies, Inc.	36,172	12,898,935
Wabtec Corp.	80,812	5,807,150

		22,105,611

Miscellaneous – Manufacturing — 1.1%
General Electric Co.	1,640,909	14,669,726

The accompanying notes are an integral part of the financial statements.

70

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Packaging & Containers — 0.8%
Ball Corp.	50,201	$3,655,135
Packaging Corp. of America	58,566	6,213,852

		9,868,987

Transportation — 1.2%
J.B. Hunt Transport Services, Inc.	35,455	3,923,096
United Parcel Service, Inc. Class B	96,890	11,609,360

		15,532,456

		154,832,977

Technology — 15.8%
Computers — 0.4%
Apple, Inc.	22,322	4,999,458

Semiconductors — 3.6%
Analog Devices, Inc.	24,266	2,711,240
ASML Holding NV	48,725	12,104,264
Broadcom, Inc.	6,176	1,705,008
Marvell Technology Group Ltd.	226,150	5,646,966
Micron Technology, Inc. (a)	186,190	7,978,242
NVIDIA Corp.	9,131	1,589,433
NXP Semiconductor NV	64,537	7,042,277
QUALCOMM, Inc.	38,702	2,952,189
Texas Instruments, Inc.	33,873	4,377,747

		46,107,366

Software — 11.8%
Atlassian Corp. PLC Class A (a)	4,759	596,969
Electronic Arts, Inc. (a)	17,503	1,712,145
Fidelity National Information Services, Inc.	143,403	19,038,182
Fiserv, Inc. (a)	79,358	8,220,696
Intuit, Inc.	38,248	10,171,673
Microsoft Corp.	489,877	68,107,599
salesforce.com, Inc. (a)	63,485	9,423,713
ServiceNow, Inc. (a)	15,933	4,044,592
Slack Technologies, Inc. Class A (a) (e)	85,595	2,031,169
Splunk, Inc. (a)	52,047	6,134,259
Synopsys, Inc. (a)	44,696	6,134,526
Temenos Group AG Registered	21,774	3,648,886
VMware, Inc. Class A	41,687	6,255,551
Workday, Inc. Class A (a)	31,307	5,320,938
Zoom Video Communications, Inc. Class A (a) (e)	1,895	144,399

		150,985,297

		202,092,121

Utilities — 7.0%
Electric — 6.6%
CenterPoint Energy, Inc.	121,269	3,659,898
Edison International	111,434	8,404,352
Entergy Corp.	110,147	12,926,852
Evergy, Inc.	6,264	416,932

	Number of Shares	Value
Exelon Corp.	1,521	$73,480
NextEra Energy, Inc.	128,340	29,901,937
Sempra Energy	140,775	20,779,798
The Southern Co.	141,856	8,762,445

		84,925,694

Gas — 0.4%
NiSource, Inc.	179,308	5,364,896

		90,290,590

TOTAL COMMON STOCK (Cost $1,131,656,968)		1,256,664,950

PREFERRED STOCK — 0.7%
Consumer, Cyclical — 0.1%
Automotive & Parts — 0.1%
GM Cruise Holdings, LLC, Class F (Acquired 5/07/19, Cost $921,625) (a) (b) (c) (d)	50,500	921,625

Consumer, Non-cyclical — 0.1%
Auto Manufacturers — 0.0%
Aurora Innovation, Inc., Series B, (Acquired 3/01/19, Cost $439,191) (a) (b) (c) (d)	47,530	439,191

Health Care – Products — 0.1%
Becton Dickinson and Co. Convertible 6.125%	16,559	1,025,168

		1,464,359

Industrial — 0.1%
Electronics — 0.1%
Fortive Corp. Convertible 5.000%	763	688,325

Technology — 0.1%
Semiconductors — 0.1%
Broadcom, Inc. Convertible 8.000%	1,268	1,300,189

Software — 0.0%
UiPath, Inc., Series D-1 (Acquired 4/26/19, Cost $702,388) (a) (b) (c) (d)	17,849	702,388
UiPath, Inc., Series D-2 (Acquired 4/26/19, Cost $117,937) (a) (b) (c) (d)	2,997	117,937

		820,325

		2,120,514

Utilities — 0.3%
Electric — 0.3%
Sempra Energy Convertible 6.000%	9,105	1,076,211
Sempra Energy Convertible 6.750%	4,770	561,238

The accompanying notes are an integral part of the financial statements.

71

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Southern Co. Convertible 6.750%	50,124	$2,682,136

		4,319,585

		4,319,585

TOTAL PREFERRED STOCK (Cost $9,114,092)		9,514,408

TOTAL EQUITIES (Cost $1,140,771,060)		1,266,179,358

	Principal Amount
BONDS & NOTES — 0.1%

CORPORATE DEBT — 0.1%
Utilities — 0.1%
Electric — 0.1%
Pacific Gas & Electric Co. 3.950% 12/01/47 (f)	$489,000	473,107
4.000% 12/01/46 (f)	373,000	359,013

		832,120

TOTAL CORPORATE DEBT (Cost $768,128)		832,120

TOTAL BONDS & NOTES (Cost $768,128)		832,120

	Number of Shares
MUTUAL FUNDS — 0.2%
Diversified Financial Services — 0.2%
State Street Navigator Securities Lending Prime Portfolio (g)	2,200,780	2,200,780

TOTAL MUTUAL FUNDS (Cost $2,200,780)		2,200,780

TOTAL LONG-TERM INVESTMENTS (Cost $1,143,739,968)		1,269,212,258

SHORT-TERM INVESTMENTS — 0.9%
Mutual Fund — 0.8%
T. Rowe Price Government Reserve Investment Fund	10,204,578	10,204,578

TOTAL MUTUAL FUND (Cost $10,204,578)		10,204,578

	Principal Amount	Value
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (h)	$1,180,699	$1,180,699

TOTAL SHORT-TERM INVESTMENTS (Cost $11,385,277)		11,385,277

TOTAL INVESTMENTS — 100.0% (Cost $1,155,125,245) (i)		1,280,597,535

Other Assets/(Liabilities) — 0.0%		65,329

NET ASSETS — 100.0%		$1,280,662,864

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)

Restricted security. Certain securities are restricted as to resale. At September 30, 2019, these securities amounted to a value of $3,524,323 or 0.28% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $3,524,323 or 0.28% of net assets.

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $2,153,808 or 0.17% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(f)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2019, these securities amounted to a value of $832,120 or 0.06% of net assets.

(g)	Represents investment of security lending collateral. (Note 2).
(h)

Maturity value of $1,180,731. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $1,209,245.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

72

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments

September 30, 2019

	Principal Amount	Value
BONDS & NOTES — 98.6%

CORPORATE DEBT — 14.6%
Advertising — 0.3%
The Interpublic Group of Cos., Inc. 3.500% 10/01/20	$40,000	$40,471
WPP Finance 2010 3.625% 9/07/22	440,000	453,870

		494,341

Agriculture — 0.4%
Bunge Ltd. Finance Corp. 3.500% 11/24/20	300,000	303,246
Imperial Brands Finance PLC 2.950% 7/21/20 (a)	200,000	200,727
Reynolds American, Inc. 6.875% 5/01/20	190,000	194,970

		698,943

Airlines — 0.1%
Delta Air Lines, Inc. 2.875% 3/13/20	250,000	250,534

Auto Manufacturers — 1.4%
BMW US Capital LLC 2.950% 4/14/22 (a)	375,000	382,665
Daimler Finance NA LLC 2.200% 5/05/20 (a)	235,000	235,103
2.700% 8/03/20 (a)	240,000	241,264
Ford Motor Credit Co. LLC 3.200% 1/15/21	200,000	200,267
3.336% 3/18/21	200,000	200,934
3.470% 4/05/21	245,000	246,231
General Motors Financial Co., Inc. 3.200% 7/06/21	220,000	222,256
Hyundai Capital America 2.450% 6/15/21 (a)	170,000	169,829
2.600% 3/19/20 (a)	235,000	235,053
3.000% 10/30/20 (a)	60,000	60,285
Nissan Motor Acceptance Corp. 2.150% 9/28/20 (a)	340,000	339,492
3.650% 9/21/21 (a)	130,000	132,988
Volkswagen Group of America Finance LLC 2.500% 9/24/21 (a)	200,000	200,496

		2,866,863

Banks — 2.8%
Bangkok Bank PCL 3.875% 9/27/22 (a)	250,000	259,353
Bank of America Corp. 3 mo. USD LIBOR + .650% 2.749% FRN 10/01/21	150,000	150,461
Barclays Bank PLC 2.650% 1/11/21	470,000	471,353

	Principal Amount	Value
Capital One NA 2.150% 9/06/22	$250,000	$249,755
2.350% 1/31/20	250,000	250,074
Citibank NA 2.125% 10/20/20	250,000	250,231
Citizens Bank NA/Providence RI 2.200% 5/26/20	350,000	350,018
Danske Bank A/S 2.000% 9/08/21 (a)	375,000	372,445
2.200% 3/02/20 (a)	200,000	199,903
3 mo. USD LIBOR + 1.249% 3.001% VRN 9/20/22 (a)	200,000	200,733
Discover Bank 7.000% 4/15/20	250,000	256,168
The Goldman Sachs Group, Inc. 2.300% 12/13/19	350,000	350,037
ING Groep NV 3.150% 3/29/22	370,000	378,336
Morgan Stanley 5.500% 7/24/20	325,000	333,756
Nordea Bank AB 4.875% 5/13/21 (a)	200,000	206,966
Regions Bank/Birmingham AL 3 mo. USD LIBOR + .380% 2.479% FRN 4/01/21	250,000	249,652
Standard Chartered PLC 3 mo. USD LIBOR + 1.200% 2.744% VRN 9/10/22 (a)	230,000	230,237
SunTrust Bank/Atlanta GA 3 mo. USD LIBOR + .500% 3.525% VRN 10/26/21	225,000	228,162
Swedbank AB 2.650% 3/10/21 (a)	470,000	471,594

		5,459,234

Biotechnology — 0.2%
Celgene Corp. 2.875% 8/15/20	325,000	326,792
3.250% 8/15/22	90,000	92,730

		419,522

Building Materials — 0.1%
Vulcan Materials Co. 3 mo. USD LIBOR + .650% 2.782% FRN 3/01/21	240,000	240,198

Chemicals — 0.9%
Braskem Finance Ltd. 5.750% 4/15/21 (a)	450,000	465,754
CNAC HK Finbridge Co. Ltd. 4.125% 3/14/21 (a)	450,000	457,419
CNAC HK Synbridge Co. Ltd. 5.000% 5/05/20	200,000	202,312

The accompanying notes are an integral part of the financial statements.

73

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
INVISTA Finance LLC 4.250% 10/15/19 (a)	$200,000	$200,099
Syngenta Finance NV 3.698% 4/24/20 (a)	245,000	245,814
3.933% 4/23/21 (a)	200,000	203,664

		1,775,062

Commercial Services — 0.1%
Equifax, Inc. 3.600% 8/15/21	25,000	25,478
ERAC USA Finance LLC 2.350% 10/15/19 (a)	250,000	250,016

		275,494

Computers — 0.2%
Hewlett Packard Enterprise Co. 2.100% 10/04/19 (a)	100,000	99,999
International Business Machines Corp. 2.850% 5/13/22	370,000	377,779

		477,778

Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.450% 12/16/21	350,000	363,924
Air Lease Corp. 3.500% 1/15/22	455,000	466,663
GE Capital International Funding Co. Unlimited Co. 2.342% 11/15/20	285,000	284,312
Park Aerospace Holdings Ltd. 5.250% 8/15/22 (a)	425,000	447,907
Synchrony Financial 2.700% 2/03/20	265,000	265,301

		1,828,107

Electric — 0.8%
Consorcio Transmantaro SA 4.375% 5/07/23 (a)	300,000	313,128
Enel Finance International NV 2.875% 5/25/22 (a)	370,000	374,891
Exelon Generation Co. LLC 2.950% 1/15/20	225,000	225,307
Mississippi Power Co. 3 mo. USD LIBOR + .650% 2.750% FRN 3/27/20	70,000	70,027
Perusahaan Listrik Negara PT 5.500% 11/22/21 (a)	200,000	212,000
State Grid Overseas Investment 2016 Ltd. 2.125% 5/18/21 (a)	200,000	198,895
2.750% 5/04/22 (a)	200,000	201,535

		1,595,783

Electronics — 0.2%
Arrow Electronics, Inc. 3.500% 4/01/22	143,000	145,934

	Principal Amount	Value
Keysight Technologies, Inc. 3.300% 10/30/19	$315,000	$315,059

		460,993

Engineering & Construction — 0.2%
CSCEC Finance Cayman I Ltd. 2.950% 11/19/20 (a)	250,000	250,774
CSCEC Finance Cayman II Ltd. 2.900% 7/05/22 (a)	200,000	200,797

		451,571

Foods — 0.3%
General Mills, Inc. 3 mo. USD LIBOR + .540% 2.862% FRN 4/16/21	165,000	165,375
Kraft Heinz Foods Co. 3 mo. USD LIBOR + .570% 2.751% FRN 2/10/21	200,000	199,568
3.500% 6/06/22	160,000	164,448

		529,391

Health Care – Products — 0.2%
Becton Dickinson and Co. 2.404% 6/05/20	200,000	200,164
3 mo. USD LIBOR + .875% 2.979% FRN 12/29/20	124,000	124,041

		324,205

Health Care – Services — 0.1%
Aetna, Inc. 2.750% 11/15/22	120,000	121,295
Anthem, Inc. 2.500% 11/21/20	150,000	150,740

		272,035

Holding Company – Diversified — 0.3%
CK Hutchison International 16 Ltd. 1.875% 10/03/21 (a)	200,000	197,844
CMHI Finance BVI Co. Ltd. 4.375% 8/06/23 (a)	350,000	369,368

		567,212

Insurance — 0.3%
AIA Group Ltd. 3 mo. USD LIBOR + .520% 2.676% FRN 9/20/21 (a)	300,000	299,700
Willis Towers Watson PLC 5.750% 3/15/21	315,000	330,210

		629,910

Internet — 0.8%
Alibaba Group Holding Ltd. 2.500% 11/28/19	350,000	350,059
Baidu, Inc. 2.875% 7/06/22	200,000	201,070
3.875% 9/29/23	350,000	364,160

The accompanying notes are an integral part of the financial statements.

74

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tencent Holdings Ltd. 2.875% 2/11/20 (a)	$250,000	$250,398
2.985% 1/19/23 (a)	400,000	406,240

		1,571,927

Iron & Steel — 0.1%
ArcelorMittal 5.500% STEP 3/01/21	120,000	124,960

Machinery – Diversified — 0.2%
CNH Industrial Capital LLC 4.375% 11/06/20	345,000	351,107

Media — 0.3%
Comcast Corp. 3.450% 10/01/21	245,000	252,310
Sky Ltd. 3.125% 11/26/22 (a)	365,000	376,838

		629,148

Mining — 0.1%
Anglo American Capital PLC 3.750% 4/10/22 (a)	250,000	256,701

Miscellaneous – Manufacturing — 0.1%
General Electric Co. 5.300% 2/11/21	185,000	191,143

Oil & Gas — 1.3%
Bharat Petroleum Corp. Ltd. 4.375% 1/24/22 (a)	400,000	414,254
CNOOC Finance 2011 Ltd. 4.250% 1/26/21 (a)	200,000	204,516
CNOOC Finance 2015 Australia Pty Ltd. 2.625% 5/05/20	200,000	200,198
Pertamina Persero PT 4.300% 5/20/23 (a)	250,000	262,674
5.250% 5/23/21 (a)	250,000	260,587
Phillips 66 3 mo. USD LIBOR + .600% 2.732% FRN 2/26/21	105,000	105,005
PTTEP Canada International Finance Ltd. 5.692% 4/05/21 (a)	240,000	251,455
Reliance Holding USA, Inc. 4.500% 10/19/20 (a)	500,000	509,685
Saudi Arabian Oil Co. 2.750% 4/16/22 (a)	350,000	352,959

		2,561,333

Pharmaceuticals — 0.2%
CVS Health Corp. 3 mo. USD LIBOR + .630% 2.732% FRN 3/09/20	10,000	10,020
3 mo. USD LIBOR + .720% 2.822% FRN 3/09/21	105,000	105,506
3.350% 3/09/21	109,000	110,743
Medco Health Solutions, Inc. 4.125% 9/15/20	250,000	254,765

		481,034

	Principal Amount	Value
Pipelines — 0.3%
Plains All American Pipeline LP/PAA Finance Corp. 2.600% 12/15/19	$225,000	$225,023
Sabine Pass Liquefaction LLC 5.625% STEP 2/01/21	200,000	206,583
Williams Cos., Inc. 3.600% 3/15/22	110,000	112,990
5.250% 3/15/20	110,000	111,432

		656,028

Real Estate — 0.5%
China Overseas Finance Cayman V Ltd. 3.950% 11/15/22 (a)	225,000	232,220
China Overseas Finance Cayman VII Ltd. 4.250% 4/26/23 (a)	200,000	209,781
Vanke Real Estate Hong Kong Co. Ltd. 3.950% 12/23/19 (a)	200,000	200,528
4.150% 4/18/23 (a)	250,000	258,474

		901,003

Real Estate Investment Trusts (REITS) — 0.1%
American Tower Corp. 2.800% 6/01/20	185,000	185,705

Retail — 0.1%
Dollar Tree, Inc. 3 mo. USD LIBOR + .700% 3.003% FRN 4/17/20	190,000	190,034

Semiconductors — 0.3%
Broadcom, Inc. 3.125% 4/15/21 (a)	360,000	363,454
Microchip Technology, Inc. 3.922% 6/01/21	120,000	122,565

		486,019

Telecommunications — 0.2%
Axiata SPV2 Bhd 3.466% 11/19/20 (a)	400,000	403,870

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.200% 7/15/20 (a)	50,000	50,296
SMBC Aviation Capital Finance DAC 3.000% 7/15/22 (a)	370,000	373,997

		424,293

TOTAL CORPORATE DEBT (Cost $29,119,059)		29,031,481

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.9%
Automobile ABS — 1.6%
AmeriCredit Automobile Receivables Trust, Series 2019-3, Class B 2.130% 7/18/25	365,000	365,282

The accompanying notes are an integral part of the financial statements.

75

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Americredit Automobile Receivables Trust, Series 2016-4, Class C 2.410% 7/08/22	$99,000	$99,196
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A, 2.630% 12/20/21 (a)	375,000	376,137
Series 2017-2A, Class A, 2.970% 3/20/24 (a)	310,000	316,717
Series 2019-1A, Class A, 3.450% 3/20/23 (a)	420,000	431,499
GM Financial Automobile Leasing Trust, Series 2017-3, Class C 2.730% 9/20/21	375,000	375,066
Hyundai Auto Lease Securitization Trust, Series 2018-A, Class A3 2.810% 4/15/21 (a)	215,000	215,747
Santander Drive Auto Receivables Trust Series 2017-1, Class C, 2.580% 5/16/22	60,980	61,015
Series 2018-4, Class B, 3.270% 1/17/23	50,000	50,323
Santander Retail Auto Lease Trust Series 2019-B, Class C, 2.770% 8/21/23 (a)	170,000	171,186
Series 2019-A, Class C, 3.300% 5/22/23 (a)	280,000	285,444
World Omni Automobile Lease Securitization Trust, Series 2017-A, Class B 2.480% 8/15/22	480,000	479,584

		3,227,196

Commercial MBS — 0.3%
BX Commercial Mortgage Trust, Series 2019-IMC, Class C, 1 mo. USD LIBOR + 1.600% 3.628% FRN 4/15/34 (a)	210,000	210,135
Commercial Mortgage Pass-Through Certificates Series 2014-UBS4, Class AM, 3.968% 8/10/47	250,000	264,558
Series 2014-UBS2, Class AM, 4.199% 3/10/47	100,000	106,266
New Orleans Hotel Trust, Series 2019-HNLA, Class C, 1 mo. USD LIBOR + 1.589% 3.616% FRN 4/15/32 (a)	100,000	99,998

		680,957

Other ABS — 1.4%
BlueMountain CLO Ltd., Series 2012-2A, Class AR2, 3 mo. USD LIBOR + 1.050% 3.186% FRN 11/20/28 (a)	250,000	250,115

	Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A 3.280% 9/26/33 (a)	$90,086	$92,093
CIFC Funding Ltd., Series 2015-4A, Class A1R, 3 mo. USD LIBOR + 1.150% 3.428% FRN 10/20/27 (a)	250,000	250,137
Hardee’s Funding LLC, Series 2018-1A, Class A2I 4.250% 6/20/48 (a)	94,050	95,797
Hilton Grand Vacations Trust, Series 2014-AA, Class B 2.070% 11/25/26 (a)	63,985	63,631
MVW Owner Trust, Series 2017-1A, Class A 2.420% 12/20/34 (a)	647,271	648,226
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A2R, 3 mo. USD LIBOR + 1.000% 3.303% FRN 7/15/27 (a)	250,000	244,414
OZLM VIII Ltd., Series 2014-8A, Class A1RR, 3 mo. USD LIBOR + 1.170% 3.473% FRN 10/17/29 (a)	250,000	249,739
Towd Point Mortgage Trust Series 2017-6, Class A1, 2.750% VRN 10/25/57 (a) (b)	217,538	218,495
Series 2018-2, Class A1, 3.250% VRN 3/25/58 (a) (b)	226,291	229,957
Series 2018-5, Class A1A, 3.250% VRN 7/25/58 (a) (b)	186,412	189,880
Series 2015-6, Class A1, 3.500% VRN 4/25/55 (a) (b)	156,086	158,177
Series 2018-3, Class A1, 3.750% VRN 5/25/58 (a) (b)	102,556	106,269

		2,796,930

Student Loans ABS — 0.4%
SMB Private Education Loan Trust Series 2016-B, Class A2A, 2.430% 2/17/32 (a)	260,106	261,242
Series 2017-B, Class A2A, 2.820% 10/15/35 (a)	455,548	461,090
Series 2017-A, Class A2A, 2.880% 9/15/34 (a)	148,852	151,244

		873,576

WL Collateral CMO — 4.2%
Angel Oak Mortgage Trust, Series 2019-2, Class A1, 3.628% VRN 3/25/49 (a) (b)	197,424	200,919
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1, 2.720% VRN 7/25/49 (a) (b)	254,249	253,951

The accompanying notes are an integral part of the financial statements.

76

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
COLT Mortgage Loan Trust Series 2019-2, Class A1, 3.337% VRN 5/25/49 (a) (b)	$167,646	$170,880
Series 2018-3, Class A2, 3.763% VRN 10/26/48 (a) (b)	142,812	144,841
Series 2018-3, Class A3, 3.865% VRN 10/26/48 (a) (b)	136,602	138,797
Deephave Residential Mortgage Trust, Series 2019-2A, Class A1, 3.558% VRN 4/25/59 (a) (b)	147,411	149,907
Deephaven Residential Mortgage Trust, Series 2019-3A, Class A1, 2.964% VRN 7/25/59 (a) (b)	612,260	611,175
Galton Funding Mortgage Trust Series 2018-1, Class A33, 3.500% VRN 11/25/57 (a) (b)	467,171	472,149
Series 2019-2, Class A42, 3.500% VRN 6/25/59 (a) (b)	369,473	369,905
GMRF Mortgage Acquisition Co., Series 2019-1, Class A42 4.000% 2/25/59 (a)	120,572	120,248
Homeward Opportunities Fund I Trust Series 2019-2, Class A3, 3.007% VRN 9/25/59 (a) (b)	504,823	503,996
Series 2018-1, Class A1, 3.766% VRN 6/25/48 (a) (b)	203,862	209,803
JP Morgan Mortgage Trust, Series 2019-INV2, Class A3, 3.500% VRN 2/25/50 (a) (b)	135,000	136,444
Metlife Securitization Trust, Series 2018-1A, Class A, 3.750% VRN 3/25/57 (a) (b)	215,349	225,855
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class A1 3.600% 4/25/49 (a)	144,048	146,807
Onslow Bay Financial LLC Series 2019-EXP1, Class 1A3, 4.000% VRN 1/25/59 (a) (b)	473,147	483,700
Series 2019-EXP2, Class 1A3, 4.000% VRN 7/25/59 (a) (b)	437,256	446,777
Sequoia Mortgage Trust Series 2017-CH1, Class A2, 3.500% VRN 8/25/47 (a) (b)	305,428	309,798
Series 2017-CH1, Class A13, 4.000% VRN 8/25/47 (a) (b)	269,167	296,034
Series 2018-CH2, Class A3, 4.000% VRN 6/25/48 (a) (b)	97,465	99,661
Series 2018-CH3, Class A2, 4.000% VRN 8/25/48 (a) (b)	119,786	124,494
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (a) (b)	102,097	106,914
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1 3.468% 2/25/49 (a)	144,370	145,755

	Principal Amount	Value
Verus Securitization Trust Series 2017-2A, Class A3, 2.845% VRN 7/25/47 (a) (b)	$188,548	$188,260
Series 2019-INV2, Class A1, 2.913% VRN 7/25/59 (a) (b)	414,788	413,311
Series 2019-3, Class A3, 3.040% STEP 7/25/59 (a)	364,955	365,753
Series 2019-2, Class A1, 3.211% VRN 4/25/59 (a) (b)	201,282	203,201
Series 2019-INV1, Class A1, 3.402% VRN 12/25/59 (a) (b)	145,857	147,488
Series 2018-2, Class A1, 3.677% VRN 6/01/58 (a) (b)	166,382	170,401
Series 2017-1A, Class A3, 3.716% VRN 1/25/47 (a) (b)	154,294	156,825
Series 2019-1, Class A1, 3.836% VRN 2/25/59 (a) (b)	240,609	243,090
Series 2018-3, Class A1, 4.108% VRN 10/25/58 (a) (b)	227,258	233,838
Series 2018-INV2, Class A1FX, 4.148% VRN 10/25/58 (a) (b)	268,253	273,401

		8,264,378

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $15,648,581)		15,843,037

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 1.8%
Collateralized Mortgage Obligations — 0.2%
Government National Mortgage Association Series 2019-65, Class B 3.500% 5/20/49	375,346	385,597

Whole Loans — 1.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2018-DNA1, Class M1, 1 mo. USD LIBOR + .450% 2.468% FRN 7/25/30	314,037	313,254
Series 2018-HQA1, Class M1, 1 mo. USD LIBOR + .700% 2.718% FRN 9/25/30	220,387	220,387
Series 2019-HQA2, Class M1, 1 mo. USD LIBOR + .700% 2.718% FRN 4/25/49 (a)	51,641	51,618
Series 2017-DNA3, Class M1, 1 mo. USD LIBOR + .750% 2.768% FRN 3/25/30	332,619	332,777
Series 2018-DNA3, Class M1, 1 mo. USD LIBOR + .750% 2.768% FRN 9/25/48 (a)	172,712	172,945

The accompanying notes are an integral part of the financial statements.

77

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2017-HQA2, Class M1, 1 mo. USD LIBOR + .800% 2.818% FRN 12/25/29	$189,806	$189,806
Series 2018-DNA2, Class M1, 1 mo. USD LIBOR + .800% 2.818% FRN 12/25/30 (a)	243,116	243,363
Series 2019-HQA1, Class M1, 1 mo. USD LIBOR + .900% 2.918% FRN 2/25/49 (a)	70,839	70,889
Series 2019-DNA3, Class M1, 1 mo. USD LIBOR + .730% 3.030% FRN 7/25/49 (a)	304,277	304,220
Series 2017-DNA2, Class M1, 1 mo. USD LIBOR + 1.200% 3.218% FRN 10/25/29	255,658	256,767
Series 2018-SPI1, Class M1, 3.740% VRN 2/25/48 (a) (b)	132,980	133,904
Series 2018-SPI2, Class M1, 3.817% VRN 5/25/48 (a) (b)	50,947	51,308
Series 2018-SPI3, Class M1, 4.160% VRN 8/25/48 (a) (b)	55,507	56,061
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2018-C02, Class 2M1, 1 mo. USD LIBOR + .650% 2.668% FRN 8/25/30	54,698	54,685
Series 2018-C03, Class 1M1, 1 mo. USD LIBOR + .680% 2.698% FRN 10/25/30	49,737	49,713
Series 2018-R07, Class 1M1, 1 mo. USD LIBOR + .750% 2.768% FRN 4/25/31 (a)	58,960	58,950
Series 2019-R05, Class 1M1, 1 mo. USD LIBOR + .750% 2.768% FRN 7/25/39 (a)	291,622	291,947
Series 2017-C02, Class 2M1, 1 mo. USD LIBOR + 1.150% 3.168% FRN 9/25/29	151,859	152,105
Series 2017-C02, Class 2ED3, 1 mo. USD LIBOR + 1.350% 3.368% FRN 9/25/29	240,000	240,329

		3,245,028

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $3,624,072)		3,630,625

U.S. TREASURY OBLIGATIONS — 74.3%
U.S. Treasury Bonds & Notes — 74.3%
U.S. Treasury Inflation Index 0.125% 4/15/21	7,306,808	7,225,977
0.125% 1/15/22	17,575,156	17,399,691
0.125% 4/15/22	19,018,986	18,819,088
0.125% 7/15/22	19,417,714	19,326,849

	Principal Amount	Value
0.125% 1/15/23	$5,570,677	$5,522,108
0.125% 7/15/24	4,548,929	4,543,224
0.250% 1/15/25	13,979,954	14,008,017
0.250% 7/15/29	6,897,493	6,950,175
0.375% 7/15/23	937,074	942,346
0.375% 7/15/25	8,099,886	8,201,490
0.500% 4/15/24	9,524,622	9,638,620
0.625% 7/15/21	18,267,599	18,323,736
0.625% 4/15/23	8,161,842	8,226,118
0.625% 1/15/24 (c) (d)	8,688,785	8,819,899
1.125% 1/15/21	194	195

		147,947,533

TOTAL U.S. TREASURY OBLIGATIONS (Cost $146,619,698)		147,947,533

TOTAL BONDS & NOTES (Cost $195,011,410)		196,452,676

TOTAL LONG-TERM INVESTMENTS (Cost $195,011,410)		196,452,676

SHORT-TERM INVESTMENTS — 1.4%
Commercial Paper — 0.5%
Broadcom, Inc. 3.556% 10/08/19 (a)	500,000	499,710
Energy Transfer Partners LP 2.638% 10/02/19 (a)	500,000	499,926

		999,636

	Number of Shares
Mutual Fund — 0.2%
T. Rowe Price Government Reserve Investment Fund	334,725	334,725

	Principal Amount
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (e)	$1,371,720	1,371,720

TOTAL SHORT-TERM INVESTMENTS (Cost $2,706,069)		2,706,081

TOTAL INVESTMENTS — 100.0% (Cost $197,717,479) (f)		199,158,757

Other Assets/(Liabilities) — (0.0)%		(85,043)

NET ASSETS — 100.0%		$199,073,714

The accompanying notes are an integral part of the financial statements.

78

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $31,244,252 or 15.69% of net assets.
(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2019.

(c)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(d)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(e)

Maturity value of $1,371,756. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $1,402,317.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Note 10 Year Future	10/25/19	130.50	76	USD	76,000	$(45,124)	$(30,728)	$(14,396)
U.S. Treasury Note 10 Year Future	11/22/19	131.00	38	USD	38,000	(26,719)	(17,747)	(8,972)

						(71,843)	(48,475)	(23,368)

Put
U.S. Treasury Note 10 Year Future	10/25/19	128.00	38	USD	38,000	$(2,969)	$(13,607)	$10,638
U.S. Treasury Note 10 Year Future	10/25/19	128.50	38	USD	38,000	(5,344)	(12,997)	7,653

						(8,313)	(26,604)	18,291

						$(80,156)	$(75,079)	$(5,077)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	12/19/19	100	$13,101,660	$(70,410)
U.S. Treasury Note 2 Year	12/31/19	63	13,608,890	(32,390)
U.S. Treasury Note 5 Year	12/31/19	70	8,396,969	(56,578)

				$(159,378)

Short
U.S. Treasury Long Bond	12/19/19	1	$(164,304)	$1,991
U.S. Treasury Ultra 10 Year	12/19/19	84	(11,991,544)	29,419

				$31,410

The accompanying notes are an integral part of the financial statements.

79

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Rate/ Reference	Frequency	Rate/ Reference	Frequency

Fixed 2.12%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	2/21/20	USD	11,100,000	$(64,208)	$-	$(64,208)

Fixed 2.17%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	2/21/21	USD	7,500,000	(91,200)	-	(91,200)

Fixed 2.21%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	8/03/21	USD	1,875,000	(36,205)	-	(36,205)

Fixed 1.53%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	8/15/21	USD	2,430,324	(2,337)	-	(2,337)

Fixed 1.44%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	8/23/21	USD	666,250	688	-	688

Fixed 1.44%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	8/23/21	USD	717,500	776	-	776

Fixed 1.92%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	1/11/24	USD	1,500,000	(25,834)	-	(25,834)

Fixed 1.75%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	7/08/24	USD	775,000	(6,486)	-	(6,486)

Fixed 2.24%	Maturity	U.S. Consumer Price Index	Maturity	Barclays Bank PLC*	5/25/20	USD	500,000	(5,123)	-	(5,123)

Fixed 1.47%	Maturity	U.S. Consumer Price Index	Maturity	Barclays Bank PLC*	12/24/20	USD	5,200,000	4,985	-	4,985

Fixed 1.57%	Maturity	U.S. Consumer Price Index	Maturity	Barclays Bank PLC*	7/08/21	USD	1,950,000	(4,210)	-	(4,210)

Fixed 1.66%	Maturity	U.S. Consumer Price Index	Maturity	Barclays Bank PLC*	7/08/22	USD	1,250,000	(5,622)	-	(5,622)

Fixed 1.48%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	8/16/21	USD	1,619,676	(53)	-	(53)

Fixed 1.44%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	8/26/21	USD	666,250	669	-	669

Fixed 1.44%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs & Co.*	8/09/21	USD	7,101,000	3,903	-	3,903

Fixed 2.29%	Maturity	U.S. Consumer Price Index	Maturity	UBS AG*	6/05/23	USD	1,700,000	(56,150)	-	(56,150)

								$(286,407)	$-	$(286,407)

Collateral for swap agreements held at Bank of America N.A. amounted to $ 279,723 in securities at September 30, 2019.

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

80

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 90.6%

COMMON STOCK — 90.1%
Australia — 8.0%
Alumina Ltd.	171,731	$274,925
BHP Group Ltd.	106,460	2,635,686
BlueScope Steel Ltd.	17,375	140,986
Charter Hall Retail	47,618	136,677
Dexus	23,899	192,547
Evolution Mining Ltd.	17,990	54,615
Fortescue Metals Group Ltd.	43,392	260,240
Goodman Group	29,950	286,585
Incitec Pivot Ltd.	53,059	121,581
Independence Group NL	73,393	319,526
Newcrest Mining Ltd.	27,778	647,629
Northern Star Resources Ltd.	56,376	416,351
Regis Resources Ltd.	9,621	31,573
Rio Tinto Ltd.	4,528	284,780
Saracen Mineral Holdings Ltd. (a)	130,779	301,923
South32 Ltd.	261,509	464,729

		6,570,353

Austria — 0.2%
Schoeller-Bleckmann Oilfield Equipment AG	843	50,062
voestalpine AG	3,928	90,390

		140,452

Belgium — 0.1%
Umicore SA	2,733	103,265

Bermuda — 0.3%
Hongkong Land Holdings Ltd.	45,400	255,803

Brazil — 1.1%
Vale SA	82,657	949,920

Canada — 8.0%
Agnico Eagle Mines Ltd.	8,438	452,201
Alacer Gold Corp. (a)	14,244	57,520
Alamos Gold, Inc. Class A	6,641	38,597
Allied Properties	3,984	161,092
B2Gold Corp. (a)	15,844	51,544
Barrick Gold Corp.	62,515	1,081,514
Canadian Apartment Properties	4,423	181,848
Centerra Gold, Inc. (a)	4,157	35,331
Detour Gold Corp. (a)	2,928	42,986
Enbridge, Inc.	4,777	167,577
First Quantum Minerals Ltd.	14,993	125,955
Franco-Nevada Corp.	9,760	889,329
Kelt Exploration Ltd. (a)	15,661	41,137
Kinross Gold Corp. (a)	45,880	211,245
Kirkland Lake Gold Ltd.	17,742	794,798
Lundin Mining Corp.	39,884	187,551
Osisko Gold Royalties Ltd.	12,754	118,505
Sandstorm Gold Ltd. (a) (b)	4,199	23,739

	Number of Shares	Value
SEMAFO, Inc. (a)	44,916	$144,086
Seven Generations Energy Ltd. Class A (a)	16,288	103,517
Suncor Energy, Inc.	5,110	161,374
TC Energy Corp.	10,489	543,225
Teck Resources Ltd. Class B	26,406	428,569
Torex Gold Resources, Inc. (a)	1,916	23,747
West Fraser Timber Co. Ltd.	4,753	190,142
Wheaton Precious Metals Corp.	11,350	297,618

		6,554,747

Cayman Islands — 0.2%
Shimao Property Holdings Ltd.	47,500	137,985

Finland — 0.5%
Kojamo OYJ	16,199	265,460
Wartsila OYJ Abp	11,619	130,336

		395,796

France — 1.9%
Gecina SA	1,582	248,578
Schneider Electric SE	1,269	111,292
Total SA	22,465	1,169,526
Unibail Rodamco Westfield	206	30,031

		1,559,427

Germany — 0.4%
SGL Carbon SE (a)	5,946	28,232
Symrise AG	1,546	150,253
thyssenkrupp AG	11,251	155,915

		334,400

Hong Kong — 0.8%
Hang Lung Properties Ltd.	117,000	265,942
Sun Hung Kai Properties Ltd.	29,500	426,481

		692,423

Ireland — 0.8%
Linde PLC	3,521	682,088

Japan — 3.0%
Heiwa Real Estate Co. Ltd.	5,900	132,616
Hoshino Resorts REIT, Inc.	23	126,760
JFE Holdings, Inc.	14,600	176,736
Mitsubishi Estate Co. Ltd.	18,400	356,287
Mitsui Fudosan Co. Ltd.	12,100	301,140
Mitsui Fudosan Logistics Park, Inc.	73	304,229
Nippon Accommodations Fund, Inc.	59	367,262
Nippon Steel Corp.	23,700	332,165
Sumitomo Metal Mining Co. Ltd.	12,700	396,078

		2,493,273

Luxembourg — 1.1%
ADO Properties SA (c)	6,584	271,236
ArcelorMittal	19,573	275,900
Orion Engineered Carbons SA	3,385	56,563

The accompanying notes are an integral part of the financial statements.

81

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shurgard Self Storage SA	4,105	$130,875
Tenaris SA	13,001	137,935

		872,509

Mexico — 0.5%
Concentradora Fibra Danhos SA de CV	76,200	106,535
Grupo Mexico SAB de CV Series B	60,300	141,384
Industrias Penoles SAB de CV	10,877	144,961

		392,880

Netherlands — 1.0%
Akzo Nobel NV	2,067	184,400
Koninklijke DSM NV	2,269	272,940
Schlumberger Ltd.	10,388	354,958

		812,298

Norway — 0.8%
Equinor ASA	18,020	341,816
Norsk Hydro ASA	55,875	197,252
Yara International ASA	3,205	138,270

		677,338

Peru — 0.2%
Cia de Minas Buenaventura SA Sponsored ADR	10,970	166,525

Portugal — 0.3%
Galp Energia SGPS SA	19,474	292,920

Republic of Korea — 0.5%
POSCO	1,999	378,617

Russia — 0.6%
Alrosa PJSC	171,700	197,126
MMC Norilsk Nickel PJSC	1,057	271,823

		468,949

Singapore — 0.4%
CapitaLand Mall Trust	117,800	224,270
Mapletree Industrial Trust	55,900	98,292

		322,562

South Africa — 1.1%
Anglo Platinum Ltd.	4,087	246,477
AngloGold Ashanti Ltd.	15,215	279,662
Gold Fields Ltd.	30,343	150,479
Harmony Gold Mining Co. Ltd. Sponsored ADR (a) (b)	10,418	29,587
Impala Platinum Holdings Ltd. (a)	34,099	214,460

		920,665

Spain — 0.5%
Inmobiliaria Colonial SA	21,405	258,261
Vidrala SA	1,439	120,585

		378,846

Sweden — 1.7%
Boliden AB	30,385	699,169
Epiroc AB Class B	12,855	133,041

	Number of Shares	Value
Hufvudstaden AB Class A	12,104	$219,095
Lundin Petroleum AB	5,999	179,459
Sandvik AB	9,364	145,822

		1,376,586

Switzerland — 0.5%
PSP Swiss Property AG Registered	3,147	399,506

United Kingdom — 7.9%
Anglo American PLC	16,131	371,617
Antofagasta PLC	25,275	279,958
BHP Group PLC	31,546	674,671
BP PLC	98,817	624,780
Cairn Energy PLC (a)	37,420	88,088
Centamin PLC	28,294	43,806
Croda International PLC	3,640	217,626
Derwent London PLC	6,034	250,099
Fresnillo PLC	16,956	142,664
Glencore PLC	176,185	530,802
Grainger PLC	36,516	110,519
Great Portland Estates PLC	27,711	255,537
Intertek Group PLC	1,374	92,516
Mondi PLC	6,236	119,410
Rio Tinto PLC	39,743	2,064,332
Shaftesbury PLC	16,001	178,735
The UNITE Group PLC	16,901	226,926
Victrex PLC	4,412	117,117
The Weir Group PLC	6,536	114,700

		6,503,903

United States — 47.7%
Acadia Realty Trust	17,261	493,319
AGCO Corp.	1,270	96,139
Air Products & Chemicals, Inc.	2,948	654,043
Alexander & Baldwin, Inc.	8,367	205,075
Alexandria Real Estate Equities, Inc.	5,148	792,998
Alliant Energy Corp.	2,466	132,991
American Campus Communities, Inc.	14,517	697,977
American Electric Power Co., Inc.	1,779	166,675
Atmos Energy Corp.	3,894	443,488
AvalonBay Communities, Inc.	7,939	1,709,505
Avery Dennison Corp.	1,348	153,092
Ball Corp.	5,510	401,183
Boston Properties, Inc.	2,217	287,456
Cabot Oil & Gas Corp.	7,254	127,453
Calyxt, Inc. (a) (b)	2,521	14,218
Camden Property Trust	7,286	808,819
CF Industries Holdings, Inc.	4,948	243,442
Chevron Corp.	1,713	203,162
Concho Resources, Inc.	6,838	464,300
ConocoPhillips	7,742	441,139
Continental Resources, Inc. (a)	7,526	231,726
Corteva, Inc. (a)	2,539	71,092
CubeSmart	21,815	761,343
CyrusOne, Inc.	1,914	151,397

The accompanying notes are an integral part of the financial statements.

82

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Devon Energy Corp.	8,019	$192,937
Diamondback Energy, Inc.	3,866	347,592
Digital Realty Trust, Inc.	3,528	457,970
Douglas Emmett, Inc.	21,408	916,905
Dow, Inc. (a)	2,349	111,930
Dril-Quip, Inc. (a)	2,279	114,360
DuPont de Nemours, Inc.	3,048	217,353
EastGroup Properties, Inc.	2,433	304,174
Entergy Corp.	1,186	139,189
EOG Resources, Inc.	6,798	504,548
EPR Properties	541	41,581
Equinix, Inc.	940	542,192
Equity LifeStyle Properties, Inc.	2,397	320,239
Equity Residential	17,714	1,528,010
Essex Property Trust, Inc.	3,759	1,227,877
Evergy, Inc.	2,066	137,513
Eversource Energy	2,378	203,248
Exxon Mobil Corp.	3,069	216,702
Federal Realty Investment Trust	3,881	528,359
First Industrial Realty Trust, Inc.	4,449	176,002
Flowserve Corp.	2,274	106,219
Freeport-McMoRan, Inc.	35,297	337,792
Halliburton Co.	9,571	180,413
Healthcare Realty Trust, Inc.	26,140	875,690
Healthcare Trust of America, Inc. Class A	23,625	694,102
Highwoods Properties, Inc.	4,964	223,082
Hilton Worldwide Holdings, Inc.	4,396	409,312
Host Hotels & Resorts, Inc.	16,100	278,369
Hudson Pacific Properties, Inc.	9,450	316,197
International Paper Co.	3,937	164,645
Jacobs Engineering Group, Inc.	1,981	181,262
Jagged Peak Energy, Inc. (a) (b)	10,849	78,764
JBG SMITH Properties	14,136	554,273
KBR, Inc.	5,069	124,393
Kilroy Realty Corp.	4,924	383,530
Kosmos Energy Ltd.	23,053	143,851
The Macerich Co.	20,510	647,911
Magnolia Oil & Gas Corp. Class A (a) (b)	9,605	106,616
Marathon Petroleum Corp.	3,646	221,495
National Retail Properties, Inc.	1,105	62,322
Newmont Goldcorp Corp.	24,207	917,929
Newmont Goldcorp Corp.	3,892	147,178
NextEra Energy, Inc.	2,307	537,508
Nucor Corp.	8,009	407,738
Occidental Petroleum Corp.	6,576	292,435
Packaging Corp. of America	1,795	190,450
Paramount Group, Inc.	9,242	123,381
Pebblebrook Hotel Trust	2,878	80,066
Phillips 66	1,646	168,550
Pioneer Natural Resources Co.	2,974	374,040
PPG Industries, Inc.	2,648	313,814

	Number of Shares	Value
Prologis, Inc.	25,151	$2,143,368
PS Business Parks, Inc.	1,161	211,244
Public Storage	5,591	1,371,305
Quaker Chemical Corp.	1,029	162,726
Rayonier, Inc.	7,774	219,227
Realty Income Corp.	1,809	138,714
Regency Centers Corp.	9,967	692,607
Rexford Industrial Realty, Inc.	5,292	232,954
RPM International, Inc.	5,681	390,910
Sanderson Farms, Inc.	1,520	230,022
Sempra Energy	1,403	207,097
The Sherwin-Williams Co.	670	368,413
Simon Property Group, Inc.	3,713	577,928
SL Green Realty Corp.	9,898	809,161
Southern Copper Corp.	7,505	256,146
Spirit Realty Capital, Inc.	706	33,789
Steel Dynamics, Inc.	5,726	170,635
Sunstone Hotel Investors, Inc.	28,745	394,956
Terreno Realty Corp.	12,191	622,838
The Toro Co.	2,502	183,397
Urban Edge Properties	12,378	244,961
Valero Energy Corp.	2,338	199,291
Valmont Industries, Inc.	610	84,448
VEREIT, Inc.	6,551	64,069
Vornado Realty Trust	6,709	427,162
Westlake Chemical Corp.	2,136	139,951
Weyerhaeuser Co.	10,040	278,108
WP Carey, Inc.	2,833	253,553
WPX Energy, Inc. (a)	11,141	117,983
Xcel Energy, Inc.	3,239	210,179
Xylem, Inc.	1,784	142,042

		39,203,224

TOTAL COMMON STOCK (Cost $72,719,009)		74,037,260

PREFERRED STOCK — 0.5%
Brazil — 0.2%
Gerdau SA 2.190%	47,648	150,916

United States — 0.3%
International Flavors & Fragrances, Inc. Convertible 6.000%	941	44,265
Sempra Energy Convertible 6.000%	1,392	164,534
The Southern Co. Convertible 6.750%	1,305	69,831

		278,630

TOTAL PREFERRED STOCK (Cost $459,728)		429,546

TOTAL EQUITIES (Cost $73,178,737)		74,466,806

The accompanying notes are an integral part of the financial statements.

83

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.3%

Diversified Financial Services — 1.3%
United States — 1.3%
Real Estate Select Sector SPDR Fund	23,324	$917,566
State Street Navigator Securities Lending Prime Portfolio (d)	143,486	143,486

TOTAL MUTUAL FUNDS (Cost $1,022,560)		1,061,052

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $11,768)		18,348

TOTAL LONG-TERM INVESTMENTS (Cost $74,213,065)		75,546,206

SHORT-TERM INVESTMENTS — 7.5%
Mutual Fund — 5.7%
T. Rowe Price Government Reserve Investment Fund	4,674,072	4,674,072

	Principal Amount
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (e)	$1,254,419	1,254,419

U.S. Treasury Bill — 0.3%
U.S. Treasury Bill 0.000% 11/07/19 (f)	262,000	261,537

TOTAL SHORT-TERM INVESTMENTS (Cost $6,189,954)		6,190,028

TOTAL INVESTMENTS — 99.4% (Cost $80,403,019) (g)		81,736,234

Other Assets/(Liabilities) — 0.6%		488,102

NET ASSETS — 100.0%		$82,224,336

Abbreviation Legend

ADR	American Depositary Receipt
PJSC	Public Joint Stock Company

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $137,772 or
0.17% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $271,236 or 0.33% of net assets.

(d)	Represents investment of security lending collateral. (Note 2).
(e)

Maturity value of $1,254,452. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $1,280,377.

(f)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	38.7%
Basic Materials	35.2%
Energy	10.8%
Utilities	2.9%
Industrial	2.7%
Consumer, Cyclical	0.7%
Consumer, Non-cyclical	0.7%
Mutual Funds	0.2%
Purchased Options	0.0%

Total Long-Term Investments	91.9%
Short-Term Investments and Other Assets and Liabilities	8.1%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

84

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
GBP Put USD Call	Deutsche Bank AG*	2/20/20	1.22	800,000	USD	800,000	$18,348	$11,768	$6,580

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
S&P TSE 60 Index	12/19/19	6	$902,700	$(470)
SPI 200 Index	12/19/19	3	336,756	1,495
FTSE 100 Index	12/20/19	11	989,085	9,537
S&P 500 E Mini Index	12/20/19	6	889,583	3,967
Xae Energy	12/20/19	13	792,007	(17,857)

				$(3,328)

Short
U.S. Treasury Ultra Bond	12/19/19	9	$(1,731,309)	$4,153
DAX Index	12/20/19	1	(337,501)	(683)

				$3,470

Currency Legend

USD	U.S. Dollar
GBP	British Pound

The accompanying notes are an integral part of the financial statements.

85

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 95.5%

COMMON STOCK — 94.8%
Basic Materials — 3.9%
Chemicals — 1.2%
AgroFresh Solutions, Inc. (a)	61,363	$161,384
Air Products & Chemicals, Inc.	5,078	1,126,604
American Vanguard Corp.	14,020	220,113
Balchem Corp.	626	62,093
CF Industries Holdings, Inc.	1,134	55,793
GCP Applied Technologies, Inc. (a)	9,954	191,615
Hawkins, Inc.	4,616	196,180
Minerals Technologies, Inc.	11,827	627,895
Oil-Dri Corp. of America	5,794	197,344
Orion Engineered Carbons SA	4,961	82,898
PolyOne Corp.	7,525	245,692
PPG Industries, Inc.	5,392	639,007
Quaker Chemical Corp.	3,570	564,560
RPM International, Inc.	29,298	2,015,995
Valvoline, Inc.	22,504	495,763
Westlake Chemical Corp.	14,707	963,603

		7,846,539

Forest Products & Paper — 0.2%
Clearwater Paper Corp. (a)	5,640	119,117
Interfor Corp. (a)	19,900	210,288
West Fraser Timber Co. Ltd.	23,129	925,265

		1,254,670

Iron & Steel — 0.3%
Carpenter Technology Corp.	10,077	520,578
Nucor Corp.	18,437	938,627
Reliance Steel & Aluminum Co.	3,221	321,005

		1,780,210

Mining — 2.2%
Alacer Gold Corp. (a)	61,635	248,894
Barrick Gold Corp.	132,413	2,294,717
Cameco Corp.	134,309	1,275,935
Cia de Minas Buenaventura SA Sponsored ADR	62,088	942,496
Constellium SE (a)	51,594	655,760
ERO Copper Corp. (a)	37,582	548,901
Franco-Nevada Corp.	2,526	230,270
Franco-Nevada Corp.	27,704	2,524,382
Freeport-McMoRan, Inc.	108,396	1,037,350
Gold Fields Ltd. Sponsored ADR	79,869	392,955
Kirkland Lake Gold Ltd.	12,096	541,901
Lundin Mining Corp.	39,496	185,727
NAC Kazatomprom JSC GDR	40,391	533,161
Newmont Goldcorp Corp.	51,845	1,965,962
Northern Star Resources Ltd.	63,760	470,884
Osisko Gold Royalties Ltd.	28,504	264,848

		14,114,143

		24,995,562

	Number of Shares	Value
Communications — 4.6%
Internet — 2.2%
Chewy, Inc. Class A (a)	2,748	$67,546
Everquote, Inc. Class A (a) (b)	3,609	77,016
Farfetch Ltd. Class A (a)	25,512	220,424
IAC/InterActiveCorp (a)	15,092	3,289,603
MercadoLibre, Inc. (a)	2,980	1,642,665
Okta, Inc. (a)	10,230	1,007,246
Proofpoint, Inc. (a)	15,473	1,996,791
Q2 Holdings, Inc. (a)	1,066	84,075
Shopify, Inc. Class A (a)	6,709	2,090,927
Symantec Corp.	37,524	886,692
Tucows, Inc. Class A (a) (b)	2,602	140,924
Upwork, Inc. (a)	1,350	17,962
Zendesk, Inc. (a)	32,545	2,371,880

		13,893,751

Media — 1.6%
Cable One, Inc.	3,156	3,959,833
CBS Corp. Class B	11,918	481,130
DISH Network Corp. Class A (a)	15,914	542,190
Fox Corp. Class A	6,133	193,404
News Corp. Class A	195,849	2,726,218
Saga Communications, Inc. Class A	4,495	133,726
Scholastic Corp.	20,321	767,321
Viacom, Inc. Class B	67,572	1,623,755

		10,427,577

Telecommunications — 0.8%
Corning, Inc.	51,354	1,464,616
GCI Liberty, Inc. Class A (a)	34,690	2,153,209
GTT Communications, Inc. (a) (b)	10,366	97,648
Harmonic, Inc. (a)	113,850	749,133
PagerDuty, Inc. (a) (b)	3,673	103,762
PagerDuty, Inc., Lockup Shares (Acquired 8/24/19, Cost $126,298) (a) (c) (d)	7,445	199,805

		4,768,173

		29,089,501

Consumer, Cyclical — 9.0%
Airlines — 0.3%
Alaska Air Group, Inc.	7,506	487,214
Hawaiian Holdings, Inc.	11,202	294,165
United Airlines Holdings, Inc. (a)	10,244	905,672

		1,687,051

Apparel — 0.6%
Allbirds, Inc. (Acquired 10/10/18-12/21/18, Cost $139,612) (a) (c) (d) (e)	2,546	139,612
Levi Strauss & Co. Class A (a) (b)	15,027	286,114
Ralph Lauren Corp.	10,676	1,019,238
Steven Madden Ltd.	13,311	476,401

The accompanying notes are an integral part of the financial statements.

86

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tapestry, Inc.	49,293	$1,284,083
VF Corp.	6,443	573,362

		3,778,810

Auto Manufacturers — 0.2%
Blue Bird Corp. (a)	11,737	223,414
PACCAR, Inc.	14,227	996,032
REV Group, Inc.	8,761	100,138

		1,319,584

Auto Parts & Equipment — 0.7%
Aptiv PLC	19,547	1,708,799
Dorman Products, Inc. (a)	4,995	397,302
Garrett Motion, Inc. (a)	24,385	242,874
Gentherm, Inc. (a)	9,116	374,531
Meritor, Inc. (a)	10,600	196,100
Stoneridge, Inc. (a)	8,000	247,760
Visteon Corp. (a)	15,820	1,305,783
Westport Innovations, Inc. (a) (b)	11,997	32,632

		4,505,781

Distribution & Wholesale — 0.4%
Pool Corp.	6,256	1,261,835
Resideo Technologies, Inc. (a)	3,128	44,887
SiteOne Landscape Supply, Inc. (a) (b)	18,340	1,357,527

		2,664,249

Entertainment — 0.6%
Marriott Vacations Worldwide Corp.	3,128	324,092
Red Rock Resorts, Inc. Class A	5,770	117,160
Vail Resorts, Inc.	15,435	3,512,389

		3,953,641

Home Builders — 0.4%
Cavco Industries, Inc. (a)	5,628	1,081,083
Horizon Global Corp. (a)	32,759	125,139
LCI Industries	4,846	445,105
Skyline Champion Corp. (a)	13,122	394,841
TRI Pointe Group, Inc. (a)	33,231	499,794

		2,545,962

Home Furnishing — 0.1%
Tempur Sealy International, Inc. (a)	9,520	734,944

Housewares — 0.4%
The Toro Co.	29,192	2,139,774

Leisure Time — 0.4%
Drive Shack, Inc. (a)	14,907	64,249
Norwegian Cruise Line Holdings Ltd. (a)	43,135	2,233,099
OneSpaWorld Holdings Ltd. (a) (b)	12,412	192,758

		2,490,106

Lodging — 0.8%
Boyd Gaming Corp.	3,300	79,035
Hilton Worldwide Holdings, Inc.	12,818	1,193,484
Marriott International, Inc. Class A	7,627	948,570

	Number of Shares	Value
MGM Resorts International	69,411	$1,924,073
The St. Joe Co. (a)	58,939	1,009,625

		5,154,787

Retail — 4.1%
A Place for Rover, Inc. (Acquired 5/25/18, Cost $7,426) (a) (c) (d) (e)	1,096	7,617
Beacon Roofing Supply, Inc. (a)	9,773	327,689
Boot Barn Holdings, Inc. (a)	2,344	81,806
Burlington Stores, Inc. (a)	27,314	5,457,884
CarMax, Inc. (a)	7,709	678,392
Casey’s General Stores, Inc.	9,543	1,537,950
Chuy’s Holdings, Inc. (a)	9,507	235,393
Darden Restaurants, Inc.	4,379	517,685
Denny’s Corp. (a)	20,437	465,248
Dollar General Corp.	16,229	2,579,437
Dollar Tree, Inc. (a)	13,873	1,583,742
Dunkin’ Brands Group, Inc.	29,143	2,312,788
Express, Inc. (a)	21,713	74,693
Fiesta Restaurant Group, Inc. (a)	12,211	127,239
Five Below, Inc. (a)	1,015	127,992
The Gap, Inc.	6,150	106,764
Lumber Liquidators Holdings, Inc. (a) (b)	11,067	109,231
The Michaels Cos., Inc. (a)	47,182	461,912
National Vision Holdings, Inc. (a)	4,492	108,122
Nordstrom, Inc. (b)	19,257	648,383
O’Reilly Automotive, Inc. (a)	2,520	1,004,245
Ollie’s Bargain Outlet Holdings, Inc. (a)	33,146	1,943,681
Papa John’s International, Inc. (b)	10,468	548,000
Red Robin Gourmet Burgers, Inc. (a)	13,895	462,148
RH (a) (b)	1,102	188,255
Sportsman’s Warehouse Holdings, Inc. (a)	40,463	209,598
Tiffany & Co.	31,061	2,877,180
Tuesday Morning Corp. (a)	44,735	70,234
Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,288	573,487
Wingstop, Inc.	1,420	123,938
Winmark Corp.	2,554	450,500

		26,001,233

Textiles — 0.0%
Culp, Inc.	8,318	135,583
JG Boswell Co.	124	84,692

		220,275

		57,196,197

Consumer, Non-cyclical — 27.7%
Agriculture — 0.8%
Archer-Daniels-Midland Co.	23,635	970,690
Bunge Ltd.	66,806	3,782,556

The accompanying notes are an integral part of the financial statements.

87

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pax Labs, Inc., Class A (Acquired 4/18/19, Cost $218,578) (a) (c) (d) (e)	58,048	$218,578

		4,971,824

Beverages — 0.7%
The Boston Beer Co., Inc. Class A (a)	5,319	1,936,541
Carlsberg A/S Class B	14,051	2,078,953
Coca-Cola Bottling Co. Consolidated	1,253	380,749

		4,396,243

Biotechnology — 3.1%
10X Genomics, Inc. Class A (a)	2,271	114,458
Abcam PLC	62,437	878,987
ACADIA Pharmaceuticals, Inc. (a)	17,054	613,773
Acceleron Pharma, Inc. (a)	9,933	392,453
Alder Biopharmaceuticals, Inc. (a)	5,878	110,859
Allakos, Inc. (a) (b)	2,038	160,248
Allogene Therapeutics, Inc. (a) (b)	5,609	152,873
Alnylam Pharmaceuticals, Inc. (a)	9,890	795,354
Amarin Corp. PLC Sponsored ADR (a) (b)	5,320	80,651
AnaptysBio, Inc. (a)	3,587	125,509
Apellis Pharmaceuticals, Inc. (a)	1,234	29,727
Argenx SE ADR (a)	9,420	1,073,503
Audentes Therapeutics, Inc. (a)	1,949	54,747
Autolus Therapeutics Plc (a) (b)	3,435	42,663
Avrobio, Inc. (a)	2,083	29,412
BeiGene Ltd. ADR (a)	1,160	142,054
Bluebird Bio, Inc. (a)	1,573	144,433
Blueprint Medicines Corp. (a)	8,912	654,765
Cara Therapeutics, Inc. (a) (b)	17,106	312,698
Corteva, Inc. (a)	44,825	1,255,100
CytomX Therapeutics, Inc. (a)	8,055	59,446
Deciphera Pharmaceuticals, Inc. (a)	889	30,173
Dicerna Pharmaceuticals, Inc. (a)	440	6,318
Exact Sciences Corp. (a)	25,251	2,281,933
Exelixis, Inc. (a)	8,814	155,876
Fate Therapeutics, Inc. (a)	1,269	19,708
FibroGen, Inc. (a)	3,410	126,102
Forty Seven, Inc. (a)	1,315	8,442
Guardant Health, Inc. (a)	3,876	247,405
Homology Medicines, Inc. (a)	8,244	149,216
IGM Biosciences, Inc. (a)	2,069	36,725
ImmunoGen, Inc. (a)	4,752	11,500
Immunomedics, Inc. (a)	16,756	222,185
Incyte Corp. (a)	22,399	1,662,678
Insmed, Inc. (a)	21,600	381,024
Ionis Pharmaceuticals, Inc. (a)	2,750	164,752
Iovance Biotherapeutics, Inc. (a)	12,080	219,856
Krystal Biotech, Inc. (a) (b)	2,884	100,147
Mirati Therapeutics, Inc. (a)	1,964	153,015
Moderna, Inc. (a) (b)	232	3,693
Orchard Therapeutics plc (a)	16,060	190,793

	Number of Shares	Value
PTC Therapeutics, Inc. (a)	8,528	$288,417
Radius Health, Inc. (a)	21,926	564,594
Rigel Pharmaceuticals, Inc. (a)	29,295	54,782
Rocket Pharmaceuticals, Inc. (a) (b)	4,010	46,717
Sage Therapeutics, Inc. (a)	15,341	2,152,189
Scholar Rock Holding Corp. (a)	4,702	42,083
Seattle Genetics, Inc. (a)	26,956	2,302,042
Ultragenyx Pharmaceutical, Inc. (a)	12,831	548,910
WaVe Life Sciences Ltd. (a) (b)	3,125	64,156
Y-mAbs Therapeutics, Inc. (a)	1,932	50,348
Zai Lab Ltd. ADR (a)	740	23,939

		19,533,431

Commercial Services — 8.3%
Aaron’s, Inc.	29,050	1,866,753
Altus Group Ltd. (b)	16,133	486,480
American Public Education, Inc. (a)	11,078	247,483
Booz Allen Hamilton Holding Corp.	54,248	3,852,693
Bright Horizons Family Solutions, Inc. (a)	23,049	3,514,973
The Brink’s Co.	16,985	1,408,906
Career Education Corp. (a)	18,203	289,246
Chegg, Inc. (a)	6,433	192,668
Cintas Corp.	3,525	945,053
Clarivate Analytics PLC (a)	98,512	1,661,897
Colliers International Group, Inc.	5,028	377,351
CoreLogic, Inc. (a)	31,377	1,451,814
CoStar Group, Inc. (a)	6,536	3,877,155
Cross Country Healthcare, Inc. (a)	13,512	139,174
Equifax, Inc.	4,102	577,028
Euronet Worldwide, Inc. (a)	3,600	526,680
Evo Payments, Inc. Class A (a)	11,383	320,090
FleetCor Technologies, Inc. (a)	6,624	1,899,631
FTI Consulting, Inc. (a)	10,054	1,065,623
Gartner, Inc. (a)	16,983	2,428,399
Global Payments, Inc.	14,659	2,330,781
Green Dot Corp. Class A (a)	7,664	193,516
HMS Holdings Corp. (a)	13,436	463,072
Huron Consulting Group, Inc. (a)	8,080	495,627
I3 Verticals, Inc. Class A (a)	11,708	235,565
IHS Markit Ltd. (a)	19,188	1,283,293
MarketAxess Holdings, Inc.	4,731	1,549,403
Monro, Inc.	19,537	1,543,618
nCino, Inc. (Acquired 9/16/19, Cost $280,358) (a) (c) (d) (e)	12,890	280,358
Paylocity Holding Corp. (a)	6,899	673,204
Rentokil Initial PLC	383,157	2,203,365
Rollins, Inc.	40,603	1,383,344
Rosetta Stone, Inc. (a)	20,903	363,712
SEACOR Marine Holdings Inc. (a)	35,050	440,579
ServiceMaster Global Holdings, Inc. (a)	44,796	2,504,096
StoneCo Ltd. Class A (a)	26,547	923,305
Strategic Education, Inc.	15,441	2,098,123

The accompanying notes are an integral part of the financial statements.

88

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Team, Inc. (a) (b)	14,907	$269,071
TransUnion	51,783	4,200,119
Verisk Analytics, Inc.	12,754	2,016,918

		52,580,166

Cosmetics & Personal Care — 0.2%
Edgewell Personal Care Co. (a)	38,839	1,261,879
JAND, Inc., Class A (Acquired 3/09/18, Cost $112,141) (a) (c) (d) (e)	7,135	120,867

		1,382,746

Foods — 2.5%
Cal-Maine Foods, Inc.	13,317	532,081
Campbell Soup Co.	23,927	1,122,655
Conagra Brands, Inc.	21,465	658,546
Flowers Foods, Inc.	133,926	3,097,708
Grocery Outlet Holding Corp. (a)	6,401	221,987
The Hain Celestial Group, Inc. (a)	2,470	53,043
The Kroger Co.	39,035	1,006,322
Nomad Foods Ltd. (a)	94,495	1,937,148
Performance Food Group Co. (a)	12,899	593,483
Post Holdings, Inc. (a)	14,621	1,547,487
Sanderson Farms, Inc.	6,010	909,493
The Simply Good Foods Co. (a)	32,995	956,525
Sprouts Farmers Market, Inc. (a)	30,598	591,765
Sysco Corp.	11,169	886,819
TreeHouse Foods, Inc. (a)	30,977	1,717,675

		15,832,737

Health Care – Products — 6.3%
Adaptive Biotechnologies Corp. (a)	2,136	66,002
Alcon, Inc. (a)	11,684	681,905
Alcon, Inc. (a)	14,168	825,853
AngioDynamics, Inc. (a)	4,083	75,209
AtriCure, Inc. (a)	5,725	142,782
Atrion Corp.	1,072	835,270
Avanos Medical, Inc. (a)	26,347	986,959
Avantor, Inc. (a)	58,890	865,683
Baxter International, Inc.	22,318	1,952,155
Bruker Corp.	80,410	3,532,411
The Cooper Cos., Inc.	11,160	3,314,520
DENTSPLY SIRONA, Inc.	43,714	2,330,393
Envista Holdings Corp. (a)	20,188	562,841
Hanger, Inc. (a)	21,808	444,447
Hologic, Inc. (a)	120,579	6,088,034
ICU Medical, Inc. (a)	5,819	928,712
IDEXX Laboratories, Inc. (a)	8,812	2,396,247
iRhythm Technologies, Inc. (a)	3,100	229,741
Lantheus Holdings, Inc. (a)	4,392	110,086
Nevro Corp. (a)	10,784	927,101
Novocure Ltd. (a)	2,707	202,429
NuVasive, Inc. (a)	5,100	323,238
Penumbra, Inc. (a)	300	40,347
Quidel Corp. (a)	26,350	1,616,573
Sartorius Stedim Biotech	2,439	341,258

	Number of Shares	Value
Shockwave Medical, Inc. (a) (b)	8,976	$268,652
Steris PLC	1,505	217,457
Teleflex, Inc.	11,881	4,036,570
Utah Medical Products, Inc.	2,215	212,286
West Pharmaceutical Services, Inc.	23,231	3,294,620
Wright Medical Group NV (a)	8,817	181,895
Zimmer Biomet Holdings, Inc.	15,231	2,090,759

		40,122,435

Health Care – Services — 1.8%
Acadia Healthcare Co., Inc. (a)	37,838	1,176,005
Amedisys, Inc. (a)	4,078	534,259
Catalent, Inc. (a)	63,582	3,030,318
The Ensign Group, Inc.	10,356	491,185
Eurofins Scientific SE	2,493	1,159,714
MEDNAX, Inc. (a)	7,561	171,030
Molina Healthcare, Inc. (a)	9,592	1,052,434
Select Medical Holdings Corp. (a)	187,920	3,113,834
U.S. Physical Therapy, Inc.	3,186	415,932

		11,144,711

Household Products — 0.3%
CSS Industries, Inc.	11,731	46,572
Patterson Cos., Inc.	107,074	1,908,059
Quanex Building Products Corp.	10,706	193,564

		2,148,195

Household Products & Wares — 0.3%
Avery Dennison Corp.	9,334	1,060,063
Kimberly-Clark Corp.	5,024	713,659

		1,773,722

Pharmaceuticals — 3.4%
Agios Pharmaceuticals, Inc. (a) (b)	6,603	213,937
Aimmune Therapeutics, Inc. (a) (b)	14,399	301,515
Alkermes PLC (a)	94,277	1,839,344
Amneal Pharmaceuticals, Inc. (a)	38,606	111,957
Ascendis Pharma A/S ADR (a)	15,946	1,535,919
Cardinal Health, Inc.	35,468	1,673,735
Corvus Pharmaceuticals, Inc. (a) (b)	7,885	23,734
Cyclerion Therapeutics, Inc. (a)	734	8,896
DexCom, Inc. (a)	16,403	2,447,984
Elanco Animal Health, Inc. (a)	70,641	1,878,344
Enanta Pharmaceuticals, Inc. (a)	3,261	195,921
G1 Therapeutics, Inc. (a)	7,711	175,657
Global Blood Therapeutics, Inc. (a)	13,812	670,158
GW Pharmaceuticals PLC ADR (a)	732	84,202
Madrigal Pharmaceuticals, Inc. (a)	428	36,902
Milestone Pharmaceuticals, Inc. (a)	1,886	32,628
Minerva Neurosciences, Inc. (a)	1,230	9,533
Momenta Pharmaceuticals, Inc. (a)	26,741	346,563
MyoKardia, Inc. (a)	9,567	498,919
Neurocrine Biosciences, Inc. (a)	12,493	1,125,744
Odonate Therapeutics, Inc. (a)	2,567	66,819
Perrigo Co. PLC	78,260	4,373,951

The accompanying notes are an integral part of the financial statements.

89

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PRA Health Sciences, Inc. (a)	12,719	$1,262,106
Principia Biopharma, Inc. (a)	3,403	96,101
Progenics Pharmaceuticals, Inc. (a)	8,918	45,081
Reata Pharmaceuticals, Inc. Class A (a)	2,715	217,987
Rhythm Pharmaceuticals, Inc. (a)	1,518	32,774
Sarepta Therapeutics, Inc. (a)	7,952	598,945
TherapeuticsMD, Inc. (a) (b)	83,366	302,619
Tricida, Inc. (a)	12,351	381,275
Turning Point Therapeutics I (a) (b)	5,410	203,416
Xencor, Inc. (a)	19,430	655,374
Zogenix, Inc. (a)	1,476	59,099

		21,507,139

		175,393,349

Diversified — 0.2%
Holding Company – Diversified — 0.2%
Collier Creek Holdings (a)	36,039	385,617
Conyers Park II Acquisition Corp. (a)	28,924	307,462
GS Acquisition Holdings Corp. (a)	14,621	155,714
J2 Acquisition Ltd. (a) (d) (f)	24,937	230,667

		1,079,460

Energy — 3.9%
Energy – Alternate Sources — 0.2%
NextEra Energy Partners LP	12,694	670,751
REX American Resources Corp. (a)	3,775	288,146

		958,897

Oil & Gas — 3.0%
Advantage Oil & Gas Ltd. (a) (b)	66,540	107,983
Apache Corp.	23,025	589,440
ARC Resources Ltd.	57,111	272,008
Cabot Oil & Gas Corp.	30,736	540,032
Canadian Natural Resources Ltd.	73,782	1,964,815
Concho Resources, Inc.	25,644	1,741,228
Continental Resources, Inc. (a)	16,168	497,813
Delek US Holdings, Inc.	5,360	194,568
Diamondback Energy, Inc.	4,303	386,883
Earthstone Energy, Inc. Class A (a)	21,157	68,760
EQT Corp.	208,012	2,213,248
Hess Corp.	35,004	2,117,042
Imperial Oil Ltd. (b)	114,428	2,978,561
Jagged Peak Energy, Inc. (a) (b)	47,120	342,091
Kelt Exploration Ltd. (a)	38,720	101,706
Kimbell Royalty Partners LP	12,547	184,566
Kosmos Energy Ltd.	43,070	268,757
Magnolia Oil & Gas Corp. Class A (a)	55,254	613,319
Matador Resources Co. (a)	20,848	344,617
Murphy Oil Corp.	68,966	1,524,838
Panhandle Oil & Gas, Inc. Class A	6,834	95,539
Pioneer Natural Resources Co.	7,196	905,041

	Number of Shares	Value
Seven Generations Energy Ltd. Class A (a)	76,436	$485,784
Venture Global LNG, Inc., Series B (Acquired 3/08/18, Cost $33,220) (a) (c) (d) (e)	11	57,200
Venture Global LNG, Inc., Series C (Acquired 3/08/18, Cost $27,180) (a) (c) (d) (e)	9	46,800
WPX Energy, Inc. (a)	42,524	450,329

		19,092,968

Oil & Gas Services — 0.4%
Apergy Corp. (a)	7,966	215,480
Dril-Quip, Inc. (a)	9,147	458,997
Frank’s International NV (a)	151,866	721,364
Keane Group, Inc. (a)	60,936	369,272
Liberty Oilfield Services, Inc. Class A	26,239	284,168
Ranger Energy Services, Inc. (a)	7,709	49,723
TETRA Technologies, Inc. (a)	74,705	150,157
Thermon Group Holdings, Inc. (a)	19,635	451,212

		2,700,373

Pipelines — 0.3%
Equitrans Midstream Corp.	100,514	1,462,479
New Fortress Energy LLC (a)	8,288	149,433
Plains GP Holdings LP Class A	11,053	234,655

		1,846,567

		24,598,805

Financial — 18.0%
Banks — 6.2%
American Business Bank (a)	3,000	102,330
Atlantic Capital Bancshares, Inc. (a)	17,367	301,144
BankUnited, Inc.	43,359	1,457,730
BOK Financial Corp.	4,770	377,546
Bridge Bancorp, Inc.	14,802	437,547
Burke & Herbert Bank & Trust Co.	94	214,320
CenterState Bank Corp.	40,288	966,308
Columbia Banking System, Inc.	28,720	1,059,768
CrossFirst Bankshares, Inc., Lockup Shares (Acquired 10/23/18-1/03/19, Cost $106,847) (a) (c) (d)	7,498	101,896
CrossFirst Bankshares, Inc. (a)	11,287	161,461
East West Bancorp, Inc.	5,858	259,451
Equity Bancshares, Inc. Class A (a)	7,700	206,437
Farmers & Merchants Bank of Long Beach/Long Beach CA	28	222,600
FB Financial Corp.	23,197	871,047
Fifth Third Bancorp	128,951	3,530,678
The First Bancshares, Inc.	11,949	385,953
First Hawaiian, Inc.	8,256	220,435
Glacier Bancorp, Inc.	12,616	510,443
Harborone Bancorp, Inc. (a)	31,937	321,446

The accompanying notes are an integral part of the financial statements.

90

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Heritage Commerce Corp.	37,855	$444,986
Heritage Financial Corp.	20,902	563,518
Home BancShares, Inc.	93,870	1,764,287
Hope Bancorp, Inc.	46,301	663,956
Howard Bancorp, Inc. (a)	10,633	177,465
Independent Bank Corp.	5,866	437,897
Independent Bank Group, Inc.	18,293	962,395
John Marshall Bancorp, Inc. (a)	7,880	133,487
Kearny Financial Corp.	40,662	530,232
Live Oak Bancshares, Inc.	34,040	616,124
National Bank Holdings Corp. Class A	18,531	633,575
Northern Trust Corp.	38,086	3,554,186
Origin Bancorp, Inc.	17,072	576,009
PCSB Financial Corp.	10,251	204,917
Pinnacle Financial Partners, Inc.	23,832	1,352,466
Ponce de Leon Federal Bank (a)	10,804	151,904
Popular, Inc.	18,423	996,316
Preferred Bank	9,685	507,300
Prosperity Bancshares, Inc.	15,145	1,069,691
Revere Bank (a)	4,801	164,434
Seacoast Banking Corp. of Florida (a)	21,018	531,966
Signature Bank	5,887	701,848
Sound Banking Co. (Acquired 5/06/19, Cost $26,370) (a) (c) (d) (e)	2,637	26,370
Sound Banking Co. (Acquired 5/06/19, Cost $53,690) (a) (c) (d) (e)	5,369	53,690
South State Corp.	9,312	701,194
Southern First Bancshares, Inc. (a)	3,637	144,934
State Street Corp.	40,804	2,415,189
Sterling Bancorp, Inc.	27,929	272,587
SVB Financial Group (a)	915	191,189
Texas Capital Bancshares, Inc. (a)	12,118	662,249
Towne Bank	37,326	1,037,849
Webster Financial Corp.	35,613	1,669,181
Westamerica Bancorp.	25,212	1,567,682
Western Alliance Bancorp	35,774	1,648,466
Wintrust Financial Corp.	6,273	405,424

		39,243,503

Diversified Financial Services — 2.4%
Afterpay Touch Group Ltd. (a)	16,522	400,730
Ally Financial, Inc.	33,593	1,113,944
Assetmark Financial Holdings (a)	6,739	175,551
Cboe Global Markets, Inc.	34,743	3,992,318
Columbia Financial, Inc. (a)	12,059	190,412
Encore Capital Group, Inc. (a) (b)	15,576	519,070
Franklin Resources, Inc.	48,507	1,399,912
Grasshopper Bancorp, Inc. (Acquired 5/02/19, Cost $83,390) (a) (c) (d) (e)	8,339	83,390
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	17,604	513,156

	Number of Shares	Value
Houlihan Lokey, Inc.	10,498	$473,460
OTC Markets Group, Inc. Class A	5,071	183,824
PennyMac Financial Services, Inc. (a)	40,649	1,234,917
PRA Group, Inc. (a)	18,815	635,759
SLM Corp.	61,693	544,441
Synchrony Financial	25,484	868,749
TD Ameritrade Holding Corp.	43,228	2,018,747
Tradeweb Markets, Inc. Class A	7,515	277,905
Virtus Investment Partners, Inc.	2,717	300,419

		14,926,704

Insurance — 3.7%
Assurant, Inc.	16,814	2,115,538
Assured Guaranty Ltd.	3,698	164,413
Axis Capital Holdings Ltd.	22,566	1,505,604
Brighthouse Financial, Inc. (a)	14,323	579,652
Brown & Brown, Inc.	49,620	1,789,297
CNA Financial Corp.	38,344	1,888,442
eHealth, Inc. (a)	846	56,504
Employers Holdings, Inc.	5,855	255,161
Essent Group Ltd.	6,710	319,866
Fidelity National Financial, Inc.	40,121	1,781,774
Goosehead Insurance, Inc. Class A	4,435	218,867
The Hanover Insurance Group, Inc.	4,760	645,170
James River Group Holdings Ltd.	5,531	283,408
Kemper Corp.	14,812	1,154,595
Kinsale Capital Group, Inc.	219	22,625
Loews Corp.	41,738	2,148,672
Marsh & McLennan Cos., Inc.	11,756	1,176,188
Palomar Holdings, Inc. (a)	10,079	397,314
ProAssurance Corp.	13,293	535,309
The Progressive Corp.	6,395	494,014
ProSight Global, Inc. (a)	4,405	85,281
Radian Group, Inc.	43,266	988,195
RenaissanceRe Holdings Ltd.	1,122	217,051
Safety Insurance Group, Inc.	7,137	723,192
Selective Insurance Group, Inc.	12,912	970,853
State Auto Financial Corp.	21,641	700,952
Willis Towers Watson PLC	12,744	2,459,210

		23,677,147

Investment Companies — 0.2%
Groupe Bruxelles Lambert SA	3,886	373,378
Pargesa Holding SA	12,824	986,545

		1,359,923

Private Equity — 0.2%
KKR & Co., Inc. Class A	35,921	964,479
Safeguard Scientifics, Inc. (a)	8,711	98,783

		1,063,262

Real Estate — 0.6%
Alexander & Baldwin, Inc.	13,952	341,963
FirstService Corp.	28,555	2,928,886
FRP Holdings, Inc. (a)	1,811	86,964

The accompanying notes are an integral part of the financial statements.

91

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
McGrath RentCorp	6,408	$445,933
Redfin Corp. (a) (b)	9,271	156,124

		3,959,870

Real Estate Investment Trusts (REITS) — 4.0%
Acadia Realty Trust	23,127	660,970
American Assets Trust, Inc.	6,569	307,035
American Campus Communities, Inc.	23,170	1,114,014
Capstead Mortgage Corp.	47,816	351,448
Cedar Realty Trust, Inc.	114,704	344,112
Community Healthcare Trust, Inc.	2,700	120,285
CubeSmart	26,781	934,657
Douglas Emmett, Inc.	8,550	366,196
EastGroup Properties, Inc.	12,748	1,593,755
Equity Commonwealth	44,199	1,513,816
Equity Residential	18,739	1,616,426
First Industrial Realty Trust, Inc.	14,631	578,802
Healthcare Realty Trust, Inc.	23,765	796,127
JBG SMITH Properties	38,840	1,522,916
Kilroy Realty Corp.	4,410	343,495
Paramount Group, Inc.	33,783	451,003
Pebblebrook Hotel Trust	10,112	281,316
PennyMac Mortgage Investment Trust	13,023	289,501
PotlatchDeltic Corp.	8,748	359,412
PS Business Parks, Inc.	9,456	1,720,519
QTS Realty Trust, Inc. Class A	3,202	164,615
Rayonier, Inc.	89,713	2,529,907
Redwood Trust, Inc.	14,702	241,260
Regency Centers Corp.	17,428	1,211,072
Rexford Industrial Realty, Inc.	14,000	616,280
Saul Centers, Inc.	8,264	450,471
Sunstone Hotel Investors, Inc.	37,391	513,752
Terreno Realty Corp.	17,796	909,198
Washington Real Estate Investment Trust	9,254	253,189
Weyerhaeuser Co.	101,699	2,817,062

		24,972,611

Savings & Loans — 0.7%
Capitol Federal Financial, Inc.	107,051	1,475,163
FS Bancorp, Inc.	2,431	127,627
Investors Bancorp, Inc.	28,722	326,282
Meridian Bancorp, Inc.	48,365	906,844
Pacific Premier Bancorp, Inc.	20,030	624,736
WSFS Financial Corp.	27,062	1,193,434

		4,654,086

		113,857,106

Industrial — 15.1%
Aerospace & Defense — 1.4%
Aerojet Rocketdyne Holdings, Inc. (a)	26,625	1,344,829
Barnes Group, Inc.	5,108	263,266

	Number of Shares	Value
Bombardier, Inc. Class B (a)	136,200	$184,019
Cobham PLC (a)	315,193	608,028
L3 Harris Technologies, Inc.	13,790	2,877,145
Moog, Inc. Class A	3,405	276,214
Teledyne Technologies, Inc. (a)	6,739	2,169,891
Triumph Group, Inc.	45,093	1,031,728

		8,755,120

Building Materials — 1.6%
Armstrong World Industries, Inc.	21,448	2,074,022
Gibraltar Industries, Inc. (a)	12,234	562,030
JELD-WEN Holding, Inc. (a)	7,692	148,379
Lennox International, Inc.	7,559	1,836,610
Martin Marietta Materials, Inc.	3,905	1,070,360
PGT Innovations, Inc. (a)	16,760	289,445
Simpson Manufacturing Co., Inc.	5,503	381,743
Stella-Jones, Inc.	31,568	922,367
Summit Materials, Inc. Class A (a)	33,533	744,433
Universal Forest Products, Inc.	12,577	501,571
Vulcan Materials Co.	9,668	1,462,188

		9,993,148

Electrical Components & Equipment — 0.5%
Belden, Inc.	26,967	1,438,420
Insteel Industries, Inc.	8,677	178,139
Littelfuse, Inc.	6,034	1,069,888
Novanta, Inc. (a)	8,981	733,927

		3,420,374

Electronics — 2.3%
ADT, Inc. (b)	11,700	73,359
Agilent Technologies, Inc.	35,396	2,712,395
Allegion PLC	3,782	392,004
Badger Meter, Inc.	2,722	146,171
Brady Corp. Class A	7,112	377,292
FLIR Systems, Inc.	13,949	733,578
Fortive Corp.	22,886	1,569,064
Keysight Technologies, Inc. (a)	25,076	2,438,641
Knowles Corp. (a)	30,475	619,862
Mesa Laboratories, Inc. (b)	1,737	413,006
National Instruments Corp.	67,143	2,819,335
Sensata Technologies Holding PLC (a)	43,245	2,164,845

		14,459,552

Engineering & Construction — 0.1%
Aegion Corp. (a)	30,179	645,227
Sarana Menara Nusantara Tbk PT	6,589,700	303,881

		949,108

Environmental Controls — 0.7%
Heritage-Crystal Clean, Inc. (a)	9,646	255,619
Stericycle, Inc. (a)	11,058	563,184
Waste Connections, Inc.	38,800	3,569,600

		4,388,403

The accompanying notes are an integral part of the financial statements.

92

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 0.3%
Colfax Corp. (a)	59,464	$1,728,024
MSA Safety, Inc.	2,811	306,708

		2,034,732

Machinery – Construction & Mining — 0.6%
Bloom Energy Corp. Class A (a) (b)	10,704	34,788
BWX Technologies, Inc.	57,075	3,265,261
SPX Corp. (a)	5,048	201,970

		3,502,019

Machinery – Diversified — 2.7%
AGCO Corp.	11,948	904,464
Cactus, Inc. Class A (a)	9,401	272,065
Chart Industries, Inc. (a)	10,601	661,078
CNH Industrial NV	51,455	524,700
Cognex Corp.	6,958	341,847
CSW Industrials, Inc.	7,586	523,662
Flowserve Corp.	12,922	603,587
Gardner Denver Holdings, Inc. (a)	75,237	2,128,455
Graco, Inc.	25,428	1,170,705
IDEX Corp.	12,622	2,068,493
Mueller Water Products, Inc. Class A	36,923	415,015
Roper Technologies, Inc.	9,949	3,547,813
Wabtec Corp.	11,958	859,302
Xylem, Inc.	40,033	3,187,427

		17,208,613

Metal Fabricate & Hardware — 0.6%
AZZ, Inc.	10,408	453,372
CIRCOR International, Inc. (a)	12,346	463,592
Helios Technologies, Inc.	13,491	547,330
RBC Bearings, Inc. (a)	5,666	940,046
Rexnord Corp. (a)	14,877	402,423
Strattec Security Corp.	2,102	41,998
Valmont Industries, Inc.	5,704	789,662

		3,638,423

Miscellaneous—Manufacturing — 1.6%
Actuant Corp. Class A	8,500	186,490
ESCO Technologies, Inc.	15,845	1,260,628
Federal Signal Corp.	2,800	91,672
Haynes International, Inc.	8,008	287,007
John Bean Technologies Corp.	15,283	1,519,589
Lydall, Inc. (a)	1,739	43,318
Myers Industries, Inc.	31,469	555,428
Raven Industries, Inc.	5,107	170,880
Textron, Inc.	117,726	5,763,865

		9,878,877

Packaging & Containers — 0.7%
Ball Corp.	46,870	3,412,605
Sealed Air Corp.	25,416	1,055,018

		4,467,623

	Number of Shares	Value
Transportation — 2.0%
C.H. Robinson Worldwide, Inc.	20,472	$1,735,616
CryoPort, Inc. (a) (b)	5,942	97,181
Expeditors International of Washington, Inc.	12,312	914,658
Genesee & Wyoming, Inc. Class A (a)	1,532	169,301
International Seaways, Inc. (a)	8,650	166,599
J.B. Hunt Transport Services, Inc.	23,519	2,602,377
Kansas City Southern	8,871	1,179,932
Kirby Corp. (a)	3,049	250,506
Knight-Swift Transportation Holdings, Inc.	10,951	397,521
Landstar System, Inc.	10,898	1,226,897
Matson, Inc.	22,705	851,665
Old Dominion Freight Line, Inc.	8,245	1,401,403
Patriot Transportation Holding, Inc. (a)	1,527	29,013
Schneider National, Inc. Class B	12,323	267,656
SEACOR Holdings, Inc. (a)	10,267	483,268
Tidewater, Inc. (a)	33,047	499,340
Universal Logistics Holdings, Inc.	9,332	217,249
US Xpress Enterprises, Inc. Class A (a)	9,111	43,915

		12,534,097

		95,230,089

Technology — 9.2%
Computers — 0.6%
Cognizant Technology Solutions Corp. Class A	10,002	602,771
Conduent, Inc. (a)	28,390	176,586
Cubic Corp.	21,387	1,506,286
Endava PLC Sponsored ADR (a)	9,481	358,856
Parsons Corp. (a)	13,477	444,471
Western Digital Corp.	17,240	1,028,194

		4,117,164

Semiconductors — 2.8%
Applied Materials, Inc.	45,027	2,246,847
AVX Corp.	55,685	846,412
Cabot Microelectronics Corp.	3,751	529,679
CTS Corp.	13,431	434,627
Entegris, Inc.	60,824	2,862,377
Inphi Corp. (a)	6,172	376,801
Lattice Semiconductor Corp. (a)	74,024	1,353,529
Marvell Technology Group Ltd.	70,135	1,751,271
Maxim Integrated Products, Inc.	20,060	1,161,675
MaxLinear, Inc. (a)	12,301	275,296
Microchip Technology, Inc.	29,460	2,737,129
MKS Instruments, Inc.	2,015	185,944
Monolithic Power Systems, Inc.	1,600	249,008
Rudolph Technologies, Inc. (a)	6,393	168,519
Semtech Corp. (a)	2,643	128,476

The accompanying notes are an integral part of the financial statements.

93

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Skyworks Solutions, Inc.	12,775	$1,012,419
Xilinx, Inc.	12,110	1,161,349

		17,481,358

Software — 5.8%
Atlassian Corp. PLC Class A (a)	20,590	2,582,810
Black Knight, Inc. (a)	45,335	2,768,155
Ceridian HCM Holding, Inc. (a)	53,661	2,649,244
Checkr, Inc. (Acquired 6/29/18, Cost $23,511) (a) (c) (d) (e)	1,913	54,960
Cision Ltd. (a)	18,122	139,358
Cloudflare, Inc. (a)	14,300	265,551
Computer Modelling Group Ltd.	40,222	185,498
Coupa Software, Inc. (a)	14,035	1,818,515
Covetrus, Inc. (a)	38,671	459,798
Datadog, Inc. (a)	1,873	63,513
Datadog, Inc., Class B Lockup Shares (Acquired 5/07/19, Cost $29,212) (a) (c) (d)	1,830	58,953
The Descartes Systems Group, Inc. (a)	50,388	2,031,140
DocuSign, Inc. (a)	47,483	2,940,147
Fidelity National Information Services, Inc.	12,600	1,672,776
Fiserv, Inc. (a)	20,311	2,104,016
Five9, Inc. (a)	8,492	456,360
Guidewire Software, Inc. (a)	4,555	480,006
Health Catalyst, Inc. (a)	2,299	72,740
Medallia, Inc. (a)	1,306	35,824
Megaport Ltd. (a) (b)	28,005	171,787
MSCI, Inc.	11,084	2,413,541
New Relic, Inc. (a)	19,517	1,199,320
Paycom Software, Inc. (a)	1,900	398,031
PDF Solutions, Inc. (a)	14,630	191,214
Phreesia, Inc. (a) (b)	4,172	101,129
RealPage, Inc. (a)	23,280	1,463,381
salesforce.com, Inc. (a)	879	130,479
ServiceTitan, Inc. (Acquired 11/09/18, Cost $12,280) (a) (c) (d) (e)	467	12,280
Slack Technologies, Inc. Class A (a) (b)	13,790	327,237
Splunk, Inc. (a)	10,032	1,182,371
SS&C Technologies Holdings, Inc	51,463	2,653,947
Tabula Rasa HealthCare, Inc. (a) (b)	5,000	274,700
Toast, Inc. (Acquired 9/14/18-3/27/19, Cost $26,707) (a) (c) (d) (e)	982	27,036
Twilio, Inc. Class A (a)	14,701	1,616,522
Veeva Systems, Inc. Class A (a)	6,251	954,465
Workday, Inc. Class A (a)	11,363	1,931,255
Workiva, Inc. (a)	12,155	532,754
Zynga, Inc. Class A (a)	88,588	515,582

		36,936,395

		58,534,917

	Number of Shares	Value
Utilities — 3.2%
Electric — 1.9%
Entergy Corp.	7,215	$846,752
Eversource Energy	13,015	1,112,392
FirstEnergy Corp.	64,246	3,098,585
MGE Energy, Inc.	4,576	365,485
NorthWestern Corp.	2,465	184,998
PG&E Corp. (a)	96,444	964,440
PNM Resources, Inc.	45,085	2,348,027
Portland General Electric Co.	8,883	500,735
Sempra Energy	12,881	1,901,365
Vistra Energy Corp.	12,369	330,623

		11,653,402

Gas — 1.0%
Atmos Energy Corp.	7,582	863,514
Chesapeake Utilities Corp.	13,584	1,294,827
ONE Gas, Inc.	23,531	2,261,565
RGC Resources, Inc.	3,785	110,673
Southwest Gas Holdings, Inc.	21,049	1,916,301

		6,446,880

Water — 0.3%
California Water Service Group	12,989	687,508
Middlesex Water Co.	7,666	497,983
SJW Group	10,212	697,377

		1,882,868

		19,983,150

TOTAL COMMON STOCK (Cost $565,030,093)		599,958,136

PREFERRED STOCK — 0.7%
Communications — 0.1%
Internet — 0.1%
Evolve Vacation Rental Network, Inc., Series 8 (Acquired 3/29/18, Cost $44,816) (a) (c) (d) (e)	5,266	45,077
Minted, Inc., Series E (Acquired 10/30/18, Cost $113,257) (a) (c) (d) (e)	8,410	113,257
Vroom, Inc., Series G (Acquired 8/17/18, Cost $46,637) (a) (c) (d) (e)	2,598	46,637

		204,971

Consumer, Cyclical — 0.1%
Apparel — 0.0%
Allbirds, Inc., Series A (Acquired 10/10/18, Cost $44,527) (a) (c) (d) (e)	812	44,527
Allbirds, Inc., Series B (Acquired 10/10/18, Cost $7,787) (a) (c) (d) (e)	142	7,787

The accompanying notes are an integral part of the financial statements.

94

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Allbirds, Inc., Series C (Acquired 10/09/18, Cost $74,796) (a) (c) (d) (e)	1,364	$74,796
Allbirds, Inc., Series Seed (Acquired 10/10/18, Cost $23,963) (a) (c) (d) (e)	437	23,963

		151,073

Auto Manufacturers — 0.0%
Aurora Innovation, Inc., Series B (Acquired 3/01/19, Cost $32,156) (a) (c) (d) (e)	3,480	32,156

Retail — 0.1%
1stdibs.com, Inc., Series D (Acquired 2/07/19, Cost $143,936) (a) (c) (d) (e)	28,724	143,936
A Place for Rover Inc. Series G (Acquired 5/11/18, Cost $106,965) (a) (c) (d) (e)	14,208	98,746
Framebridge, Inc., Series C (Acquired 6/20/18, Cost $59,454) (a) (c) (d) (e)	17,111	59,454
JAND, Inc., Series E (Acquired 3/09/18, Cost $138,341) (a) (c) (d) (e)	8,802	149,106
Rent the Runway, Inc., Series F (Acquired 3/21/19, Cost $67,441) (a) (c) (d) (e)	3,017	67,441

		518,683

		701,912

Consumer, Non-cyclical — 0.2%
Agriculture — 0.1%
Bunge Ltd. (g)	3,404	345,949
Farmer’s Business Network, Inc., Series E (Acquired 2/11/19, Cost $191,081) (a) (c) (d) (e)	8,198	191,081

		537,030

Biotechnology — 0.0%
Ginkgo Bioworks Series E (Acquired 7/30/19-9/09/19, Cost $88,178) (a) (c) (d) (e)	594	89,213
Kardium, Inc., Series D-5 (Acquired 11/29/18, Cost $29,906) (a) (c) (d) (e)	30,866	29,906
RAPT Therapeutics, Inc., Series C-2 (Acquired 6/07/19, Cost $16,031) (a) (c) (d) (e)	6,993	16,031

		135,150

Commercial Services — 0.1%
ZenPayroll, Inc., Series C (Acquired 7/16/18, Cost $84,209) (a) (c) (d) (e)	11,076	147,448
Zenpayroll Inc., Series D (Acquired 7/16/19, Cost $187,638) (a) (c) (d) (e)	14,095	187,638

		335,086

Foods — 0.1%
Roofoods, Ltd., Series G (Acquired 5/16/19, Cost $21,731) (a) (c) (d) (e)	52	21,731
Sweetgreen, Inc., Series G (Acquired 2/27/18, Cost $35,793) (a) (c) (d) (e)	3,977	68,007
Sweetgreen, Inc. Series I (Acquired 9/13/19, Cost $67,408) (a) (c) (d) (e)	3,942	67,408

		157,146

	Number of Shares	Value
Health Care – Products — 0.0%
Outset Medical, Inc., Series D (Acquired 8/20/18, Cost $23,275) (a) (c) (d) (e)	7,484	$23,275
Tempus Labs, Inc., Series D (Acquired 3/16/18, Cost $21,326) (a) (c) (d) (e)	2,275	54,739
Tempus Labs, Inc., Series E (Acquired 8/23/18, Cost $29,149) (a) (c) (d) (e)	1,741	43,012
Tempus Labs, Inc., Series F (Acquired 4/30/19, Cost $17,059) (a) (c) (d) (e)	689	17,059

		138,085

		1,114,858

Financial — 0.0%
Diversified Financial Services — 0.0%
Convoy, Inc., Series C (Acquired 9/14/18, Cost $127,740) (a) (c) (d) (e)	17,990	127,740

Insurance — 0.0%
Go Maps, Inc., Series B-1 (Acquired 5/15/19, Cost $1,626) (a) (c) (d) (e)	127	1,626

		129,366

Industrial — 0.1%
Electronics — 0.1%
Sartorius AG 0.390%	4,249	775,234

Technology — 0.2%
Computers — 0.0%
Mesosphere, Inc., Series D (Acquired 5/04/18, Cost $72,584) (a) (c) (d) (e)	6,566	57,649

Internet — 0.1%
Doximity, Inc., Series C (Acquired 3/22/18, Cost $7,616) (a) (c) (d) (e)	1,767	14,984
Toast, Inc., Series B (Acquired 9/14/18, Cost $3,409) (a) (c) (d) (e)	197	5,424
Toast, Inc., Series D (Acquired 6/27/18, Cost $215,697) (a) (c) (d) (e)	12,463	343,128
Toast, Inc., Series E (Acquired 3/27/19, Cost $80,643) (a) (c) (d) (e)	1,477	40,664

		404,200

Software — 0.1%
Checkr, Inc., Series C (Acquired 4/10/18, Cost $106,628) (a) (c) (d) (e)	7,811	236,255
Checkr, Inc., Series D (Acquired 9/06/19, Cost $308,786) (a) (c) (d) (e)	10,209	308,786
JetClosing, Inc., Series A (Acquired 5/25/18, Cost $22,781) (a) (c) (d) (e)	11,678	22,782
Seismic Software, Inc., Series E (Acquired 12/13/18, Cost $117,981) (a) (c) (d) (e)	3,743	117,981
ServiceTitan, Inc., Series A-1 (Acquired 11/09/18, Cost $263) (a) (c) (d) (e)	10	263

The accompanying notes are an integral part of the financial statements.

95

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ServiceTitan, Inc., Series D (Acquired 11/09/18, Cost $124,743) (a) (c) (d) (e)	4,744	$124,743

		810,810

		1,272,659

TOTAL PREFERRED STOCK (Cost $3,818,477)		4,386,639

TOTAL EQUITIES (Cost $568,848,570)		604,344,775

	Principal Amount
BONDS & NOTES — 0.0%

BANK LOANS — 0.0%
Internet — 0.0%
Uber Technologies Term Loan, 1 mo. LIBOR + 4.000%, 6.027% 4/04/25	$44,438	44,114
Blue Nile, Inc. Term Loan, 3 mo. LIBOR + 6.500%, 8.624% 2/17/23	36,410	28,400

		72,514

TOTAL BANK LOANS (Cost $81,070)		72,514

TOTAL BONDS & NOTES (Cost $81,070)		72,514

	Number of Shares
WARRANTS — 0.0%
Consumer, Cyclical — 0.0%
Grasshopper Bancorp, Inc., Expires 12/99 (Acquired 10/15/18, Cost $0) (a) (c) (d) (e)	1,432	5,341

Financial — 0.0%
Sound Banking Co. Expires 5/24 (Acquired 5/06/19, Cost $0) (a) (c) (d) (e)	800	-

TOTAL WARRANTS (Cost $0)		5,341

MUTUAL FUNDS — 1.5%
Diversified Financial Services — 1.5%
State Street Navigator Securities Lending Prime Portfolio (h)	9,673,343	9,673,343

TOTAL MUTUAL FUNDS (Cost $9,673,343)		9,673,343

TOTAL LONG-TERM INVESTMENTS (Cost $578,602,983)		614,095,973

	Number of Shares	Value

SHORT-TERM INVESTMENTS — 4.3%
Mutual Fund — 4.1%
T. Rowe Price Government Reserve Investment Fund	25,755,651	$25,755,651

TOTAL MUTUAL FUND (Cost $25,755,651)		25,755,651

	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (i)	$1,000,216	1,000,216

TOTAL SHORT-TERM INVESTMENTS (Cost $26,755,867)		26,755,867

TOTAL INVESTMENTS — 101.3% (Cost $605,358,850) (j)		640,851,840

Other Assets/(Liabilities) — (1.3)%		(8,190,134)

NET ASSETS — 100.0%		$632,661,706

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $9,408,173 or 1.49% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(c)

Restricted security. Certain securities are restricted as to resale. At September 30, 2019, these securities amounted to a value of $4,760,209 or 0.75% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $4,990,876 or 0.79% of net assets.

(e)	Investment was valued using significant unobservable inputs.
(f)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $230,667 or 0.04% of net assets.

The accompanying notes are an integral part of the financial statements.

96

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(g)	Security is perpetual and has no stated maturity date.
(h)	Represents investment of security lending collateral. (Note 2).
(i)

Maturity value of $1,000,129. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $1,021,253.

(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

97

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio of Investments

September 30, 2019

	Principal Amount	Value
BONDS & NOTES — 99.0%

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 5.9%
Pass-Through Securities — 5.9%
Government National Mortgage Association II Pool #MA6089 3.000% 8/20/49	$1,602,369	$1,644,244
Pool #MA6090 3.500% 8/20/49	2,215,411	2,298,130
Pool #MA5876 4.000% 4/20/49	2,837,575	2,954,159
Pool #MA6040 4.000% 7/20/49 (a)	469,635	490,507
Pool #MA4588 4.500% 7/20/47	479,708	506,712
Pool #MA5265 4.500% 6/20/48	160,636	169,075
Pool #MA5877 4.500% 4/20/49	24,233	25,413
Pool #MA4781 5.000% 10/20/47	213,260	228,074
Pool #MA4840 5.000% 11/20/47	145,716	155,838
Pool #MA5654 5.500% 12/20/48	397,900	421,538
Pool #MA5820 5.500% 3/20/49	129,884	137,599

		9,031,289

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $9,046,677)		9,031,289

U.S. TREASURY OBLIGATIONS — 93.1%
U.S. Treasury Bonds & Notes — 93.1%
U.S. Treasury Bond 2.250% 8/15/46	2,505,000	2,568,799
2.500% 2/15/45	4,230,000	4,551,381
2.500% 2/15/46	4,300,000	4,629,219
2.500% 5/15/46	3,925,000	4,226,888
2.750% 8/15/42	2,300,000	2,582,199
2.750% 8/15/47	5,110,000	5,782,883
2.750% 11/15/47	4,360,000	4,937,530
2.875% 5/15/43	3,000,000	3,439,687
2.875% 8/15/45	2,075,000	2,390,789
2.875% 11/15/46	1,700,000	1,967,152
3.000% 5/15/42	2,175,000	2,543,051
3.000% 11/15/44	2,210,000	2,596,146
3.000% 5/15/45	5,550,000	6,534,692
3.000% 11/15/45	3,800,000	4,482,664
3.000% 2/15/47	760,000	900,837
3.000% 5/15/47 (c)	6,100,000	7,227,547
3.000% 2/15/48	5,955,000	7,069,469
3.000% 8/15/48	5,370,000	6,385,476
3.000% 2/15/49	3,660,000	4,363,549
3.125% 2/15/42	1,495,000	1,782,320
3.125% 2/15/43	2,680,000	3,196,633
3.125% 8/15/44	3,430,000	4,110,105
3.125% 5/15/48	5,045,000	6,131,054
3.375% 5/15/44	695,000	865,818

	Principal Amount	Value
3.375% 11/15/48	$800,000	$1,019,250
3.625% 8/15/43	2,350,000	3,030,766
3.625% 2/15/44	3,725,000	4,815,727
3.750% 11/15/43	4,035,000	5,307,601
3.875% 8/15/40	550,000	727,053
4.250% 11/15/40	3,900,000	5,412,316
4.375% 11/15/39	2,670,000	3,744,779
4.375% 5/15/40	870,000	1,223,573
4.625% 2/15/40	380,000	550,050
U.S. Treasury Note 1.625% 8/15/29	2,775,000	2,763,076
2.250% 8/15/49	3,600,000	3,703,078
2.375% 5/15/29	4,150,000	4,407,997
2.625% 2/15/29	1,305,000	1,412,637
2.875% 5/15/49	8,370,000	9,761,840

		143,145,631

TOTAL U.S. TREASURY OBLIGATIONS (Cost $123,459,121)		143,145,631

TOTAL BONDS & NOTES (Cost $132,505,798)		152,176,920

TOTAL LONG-TERM INVESTMENTS (Cost $132,505,798)		152,176,920

	Number of Shares
SHORT-TERM INVESTMENTS — 0.5%
Mutual Fund — 0.2%
T. Rowe Price Government Reserve Investment Fund	394,102	394,102

	Principal Amount
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (b)	$490,467	490,467

TOTAL SHORT-TERM INVESTMENTS (Cost $884,569)		884,569

TOTAL INVESTMENTS — 99.5% (Cost $133,390,367) (d)		153,061,489

Other Assets/(Liabilities) — 0.5%		739,172

NET ASSETS — 100.0%		$153,800,661

The accompanying notes are an integral part of the financial statements.

98

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(b)

Maturity value of $490,480. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/31/23, and an aggregate market value, including accrued interest, of $500,384.

(c)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Note 10 Year Future	10/25/19	130.50	58	USD	58,000	$(34,438)	$(23,447)	$(10,991)
U.S. Treasury Note 10 Year Future	10/25/19	131.00	29	USD	29,000	(11,781)	(13,997)	2,216

						(46,219)	(37,444)	(8,775)

Put
U.S. Treasury Note 10 Year Future	10/25/19	128.00	29	USD	29,000	$(2,266)	$(10,388)	$8,122
U.S. Treasury Note 10 Year Future	10/25/19	128.50	29	USD	29,000	(4,078)	(9,919)	5,841

						(6,344)	(20,307)	13,963

						$(52,563)	$(57,751)	$5,188

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/19/19	151	$24,628,121	$(118,933)
U.S. Treasury Note 10 Year	12/19/19	39	5,094,514	(12,326)

				$(131,259)

Short
U.S. Treasury Ultra 10 Year	12/19/19	118	$(16,920,485)	$116,547
U.S. Treasury Ultra Bond	12/19/19	3	(574,965)	(754)

				$115,793

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

99

MM Select Equity Asset Fund and MassMutual Select T.Rowe Price Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2019

	MM Select Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Assets:
Investments, at value (Note 2) (a)	$483,589,231	$658,382,156
Repurchase agreements, at value (Note 2) (b)	6,503,757	2,895,423
Other short-term investments, at value (Note 2) (c)	-	42,371,208

Total investments (d)	490,092,988	703,648,787

Cash	5,244	406,323
Foreign currency, at value (e)	-	228,171
Receivables from:
Investments sold	2,300,164	4,540,795
Closed swap agreements, at value	-	17,680
Investments sold on a when-issued basis (Note 2)	-	41,771,995
Open forward contracts (Note 2)	-	2,664,593
Investment adviser (Note 3)	-	142,359
Fund shares sold	191,098	1,491,253
Collateral pledged for open futures contracts (Note 2)	446,000	-
Variation margin on open derivative instruments (Note 2)	28,472	1,560
Interest and dividends	508,282	4,334,438
Interest tax reclaim receivable	-	24,374
Foreign taxes withheld	429,681	-
Open swap agreements, at value (Note 2)	-	93,714
Prepaid expenses	-	-

Total assets	494,001,929	759,366,042

Liabilities:
Payables for:
Investments purchased	2,555,725	6,418,669
Collateral held for open futures contracts (Note 2)	-	-
Written options outstanding, at value (Note 2) (f)	-	-
Open forward contracts (Note 2)	-	814,220
Interest and dividends	-	-
Investments purchased on a when-issued basis (Note 2)	-	80,427,141
Fund shares repurchased	1,343,114	3,696
Securities on loan (Note 2)	113,932	406,295
Open swap agreements, at value (Note 2)	-	365,827
Trustees’ fees and expenses (Note 3)	43,893	16,967
Variation margin on open derivative instruments (Note 2)	-	46,690
Affiliates (Note 3):
Investment advisory fees	75,208	254,592
Administration fees	13,971	25,678
Accrued expense and other liabilities	287,200	224,676

Total liabilities	4,433,043	89,004,451

Net assets	$489,568,886	$670,361,591

Net assets consist of:
Paid-in capital	$415,805,811	$631,868,285
Accumulated Gain (Loss)	73,763,075	38,493,306

Net assets	$489,568,886	$670,361,591

(a) Cost of investments:	$434,247,042	$637,585,874
(b) Cost of repurchase agreements:	$6,503,757	$2,895,423
(c) Cost of other short-term investments:	$-	$42,419,934
(d) Securities on loan with market value of:	$111,340	$398,005
(e) Cost of foreign currency:	$-	$228,146
(f) Premiums on written options:	$-	$-

The accompanying notes are an integral part of the financial statements.

100

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund

$108,132,428	$1,269,212,258	$196,452,676	$75,546,206	$614,095,973	$152,176,920
1,008,655	1,180,699	1,371,720	1,254,419	1,000,216	490,467
394,951	10,204,578	1,334,361	4,935,609	25,755,651	394,102

109,536,034	1,280,597,535	199,158,757	81,736,234	640,851,840	153,061,489

194,639	-	11,102	122,535	1,453	9,345
1,092	-	1,928	141,749	38,375	-

-	8,801,146	-	96,439	814,702	497,971
-	-	-	-	-	-
-	-	-	-	-	-
121,135	-	-	-	-	-
27,371	112,852	54,482	8,811	50,245	36,449
248,635	2,507,256	414,983	171,146	1,295,631	318,450
-	-	-	-	-	-
1,409	-	-	-	-	-
1,638,087	984,415	430,527	211,532	428,514	984,357
-	-	-	-	-	-
-	40,356	-	15,520	19,270	-
-	-	11,021	-	-	-
1	-	-	1	2	-

111,768,403	1,293,043,560	200,082,800	82,503,967	643,500,032	154,908,061

-	9,315,442	481,889	-	584,988	936,193
-	-	-	-	-	-
-	-	80,156	-	-	52,563
42,625	-	-	-	-	-
244	-	-	-	-	-
-	-	-	-	-	-
607	6,862	1,144	455	3,448	806
909,780	2,200,780	-	143,486	9,673,343	-
20,335	-	297,428	-	-	-
2,614	31,430	4,286	2,079	15,710	3,731
-	-	10,445	4,668	-	4,287

67,531	651,294	55,672	43,789	360,069	41,436
9,894	18,924	9,637	9,294	10,120	7,064
84,765	155,964	68,429	75,860	190,648	61,320

1,138,395	12,380,696	1,009,086	279,631	10,838,326	1,107,400

$110,630,008	$1,280,662,864	$199,073,714	$82,224,336	$632,661,706	$153,800,661

$108,669,795	$1,182,715,099	$195,153,761	$80,942,787	$589,434,059	$126,372,605
1,960,213	97,947,765	3,919,953	1,281,549	43,227,647	27,428,056

$110,630,008	$1,280,662,864	$199,073,714	$82,224,336	$632,661,706	$153,800,661

$109,879,883	$1,143,739,968	$195,011,410	$74,213,065	$578,602,983	$132,505,798
$1,008,655	$1,180,699	$1,371,720	$1,254,419	$1,000,216	$490,467
$394,951	$10,204,578	$1,334,349	$4,935,535	$25,755,651	$394,102
$891,667	$2,153,808	$-	$137,772	$9,408,173	$-
$1,103	$-	$2,057	$143,111	$38,572	$-
$-	$-	$75,079	$-	$-	$57,751

101

MM Select Equity Asset Fund and MassMutual Select T.Rowe Price Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MM Select Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Class I shares:
Net assets	$489,568,886	$670,361,591

Shares outstanding (a)	61,957,985	63,283,139

Net asset value, offering price and redemption price per share	$7.90	$10.59

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

102

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund

$110,630,008	$1,280,662,864	$199,073,714	$82,224,336	$632,661,706	$153,800,661

11,168,881	112,747,447	19,381,194	7,841,313	55,299,035	12,558,576

$9.91	$11.36	$10.27	$10.49	$11.44	$12.25

103

MM Select Equity Asset Fund and MassMutual Select T.Rowe Price Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MM Select Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Investment income (Note 2):
Dividends (a)	$7,799,014	$-
Interest (b)	66,813	19,157,845
Securities lending net income	1,782	2,397

Total investment income	7,867,609	19,160,242

Expenses (Note 3):
Investment advisory fees	838,078	2,615,569
Custody fees	26,273	369,659
Audit fees	49,351	40,231
Legal fees	17,284	28,439
Proxy fees	1,365	1,365
Accounting & Administration fees	55,866	102,070
Shareholder reporting fees	86,315	37,767
Trustees’ fees	21,386	22,459
Registration and filing fees	15,394	53,404
Transfer agent fees	3,017	3,017

Total expenses	1,114,329	3,273,980
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(136,886)	(941,720)

Net expenses:	977,443	2,332,260

Net investment income (loss)	6,890,166	16,827,982

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	22,821,961	2,453,445
Futures contracts	412,487	1,030,302
Written options	-	(37,672)
Swap agreements	-	261,629
Foreign currency transactions	56,946	(205,409)
Forward contracts	-	4,468,527

Net realized gain (loss)	23,291,394	7,970,822

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(16,404,526)	30,664,718 *
Futures contracts	(39,124)	541,705
Written options	-	(7,966)
Forward sales commitments	-	-
Swap agreements	-	(217,429)
Translation of assets and liabilities in foreign currencies	1,426	39,367
Forward contracts	-	1,881,135

Net change in unrealized appreciation (depreciation)	(16,442,224)	32,901,530

Net realized gain (loss) and change in unrealized appreciation (depreciation)	6,849,170	40,872,352

Net increase (decrease) in net assets resulting from operations	$13,739,336	$57,700,334

(a) Net of foreign withholding tax of:	$8,899	$-
(b) Net of foreign withholding tax of:	$-	$71,231
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$-	$(9,008)

The accompanying notes are an integral part of the financial statements.

104

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund

$-	$17,859,481	$-	$2,238,817	$6,141,314	$-
6,157,440	296,924	4,008,081	62,383	583,088	3,793,511
1,753	17,336	2,325	3,311	104,894	2,065

6,159,193	18,173,741	4,010,406	2,304,511	6,829,296	3,795,576

720,993	6,612,867	497,902	452,008	3,675,895	418,711
87,370	190,070	59,924	78,186	324,824	52,111
40,727	37,652	40,052	37,800	37,806	40,231
4,355	51,554	6,917	3,435	30,528	7,115
1,365	1,365	1,365	1,365	1,365	1,365
23,830	45,901	22,696	17,440	25,716	10,347
22,601	44,599	16,598	13,221	24,777	15,931
4,034	43,167	5,701	2,790	21,424	5,077
8,868	95,697	12,316	6,494	47,575	12,507
3,017	3,017	3,017	3,017	3,017	3,017

917,160	7,125,889	666,488	615,756	4,192,927	566,412

(216,194)	(945,384)	(431,666)	(178,098)	(626,760)	(362,171)

700,966	6,180,505	234,822	437,658	3,566,167	204,241

5,458,227	11,993,236	3,775,584	1,866,853	3,263,129	3,591,335

(348,602)	(24,855,443)	373,338	(1,415,633)	7,434,653	3,582,713
554,962	-	(276,628)	(177,407)	(345,910)	1,545,853
17,843	-	(16,554)	-	-	16,489
(78,819)	-	-	-	-	-
(10,323)	7,528	-	5,916	(2,692)	-
163,359	-	6,697	(3,220)	(243)	-

298,420	(24,847,915)	86,853	(1,590,344)	7,085,808	5,145,055

722,513 *	86,964,323	2,440,248	1,184,361	7,207,651	21,764,284
(79,150)	-	(165,468)	142	40,087	52,261
-	-	(4,524)	-	-	5,188
-	-	-	-	-	289
(17,239)	-	(388,469)	-	-	-
(11,835)	(1,429)	(107)	(1,283)	(486)	-
43,321	-	-	-	-	-

657,610	86,962,894	1,881,680	1,183,220	7,247,252	21,822,022

956,030	62,114,979	1,968,533	(407,124)	14,333,060	26,967,077

$6,414,257	$74,108,215	$5,744,117	$1,459,729	$17,596,189	$30,558,412

$-	$182,665	$-	$69,745	$63,034	$-
$6,291	$-	$298	$-	$-	$-
$(2,427)	$-	$-	$-	$-	$-

105

MM Select Equity Asset Fund and MassMutual Select T.Rowe Price Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MM Select Equity Asset Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,890,166	$21,924,477
Net realized gain (loss)	23,291,394	151,840,413
Net change in unrealized appreciation (depreciation)	(16,442,224)	(59,717,987)

Net increase (decrease) in net assets resulting from operations	13,739,336	114,046,903

Distributions to shareholders (Note 2):
Class I	(164,357,477)	(64,954,023)*

Total distributions	(164,357,477)	(64,954,023)

Net fund share transactions (Note 5):
Class I	142,439,822	(639,661,643)

Increase (decrease) in net assets from fund share transactions	142,439,822	(639,661,643)

Total increase (decrease) in net assets	(8,178,319)	(590,568,763)
Net assets*
Beginning of year	497,747,205	1,088,315,968

End of year	$489,568,886	$497,747,205

†	Fund commenced operations on February 9, 2018.
*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

106

MassMutual Select T. Rowe Price Bond Asset Fund		MassMutual Select T. Rowe Price Emerging Markets Bond Fund		MassMutual Select T. Rowe Price Large Cap Blend Fund
Year Ended September 30, 2019	Period Ended September 30, 2018†	Year Ended September 30, 2019	Period Ended September 30, 2018†	Year Ended September 30, 2019	Period Ended September 30, 2018†

$16,827,982	$7,202,343	$5,458,227	$1,799,691	$11,993,236	$5,095,202
7,970,822	3,162,473	298,420	(738,022)	(24,847,915)	(12,040,283)
32,901,530	(11,089,956)	657,610	(2,433,204)	86,962,894	38,507,809

57,700,334	(725,140)	6,414,257	(1,371,535)	74,108,215	31,562,728

(18,481,876)	- *	(3,082,507)	- *	(7,702,002)	-	*

(18,481,876)	-	(3,082,507)	-	(7,702,002)	-

119,057,247	512,811,026	32,294,177	76,375,616	291,206,334	891,487,589

119,057,247	512,811,026	32,294,177	76,375,616	291,206,334	891,487,589

158,275,705	512,085,886	35,625,927	75,004,081	357,612,547	923,050,317

512,085,886	-	75,004,081	-	923,050,317	-

$670,361,591	$512,085,886	$110,630,008	$75,004,081	$1,280,662,864	$923,050,317

107

MM Select Equity Asset Fund and MassMutual Select T.Rowe Price Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
	Year Ended September 30, 2019	Period Ended September 30, 2018†
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,775,584	$2,073,321
Net realized gain (loss)	86,853	(363,887)
Net change in unrealized appreciation (depreciation)	1,881,680	(859,983)

Net increase (decrease) in net assets resulting from operations	5,744,117	849,451

Distributions to shareholders (Note 2):
Class I	(2,673,612)	- *

Total distributions	(2,673,612)	-

Net fund share transactions (Note 5):
Class I	79,491,584	115,662,174

Increase (decrease) in net assets from fund share transactions	79,491,584	115,662,174

Total increase (decrease) in net assets	82,562,089	116,511,625
Net assets*
Beginning of year	116,511,625	-

End of year	$199,073,714	$116,511,625

†	Fund commenced operations on February 9, 2018.
*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

108

MassMutual Select T. Rowe Price Real Assets Fund			MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund			MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund
Year Ended September 30, 2019	Period Ended September 30, 2018†		Year Ended September 30, 2019	Period Ended September 30, 2018†		Year Ended September 30, 2019	Period Ended September 30, 2018†

$1,866,853	$891,344		$3,263,129	$934,901		$3,591,335	$1,508,402
(1,590,344)	(29,542)		7,085,808	5,370,946		5,145,055	(2,024)
1,183,220	147,894		7,247,252	28,244,914		21,822,022	(2,161,178)

1,459,729	1,009,696		17,596,189	34,550,761		30,558,412	(654,800)

(1,187,875)	-	*	(8,919,290)	-	*	(2,475,554)	- *

(1,187,875)	-		(8,919,290)	-		(2,475,554)	-

20,792,108	60,150,678		150,954,673	438,479,373		11,923,299	114,449,304

20,792,108	60,150,678		150,954,673	438,479,373		11,923,299	114,449,304

21,063,962	61,160,374		159,631,572	473,030,134		40,006,157	113,794,504

61,160,374	-		473,030,134	-		113,794,504	-

$82,224,336	$61,160,374		$632,661,706	$473,030,134		$153,800,661	$113,794,504

109

MM Select Equity Asset Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$12.36	$0.12	$(0.49	)aa	$(0.37)	$(0.50)	$(3.59)	$(4.09)	$7.90	3.10%		$489,569	0.24%		0.21%		1.48%
9/30/18	11.85	0.24	0.99		1.23	(0.26)	(0.46)	(0.72)	12.36	10.73%		497,747	0.26%		0.25%		1.99%
9/30/17	10.17	0.24	1.50		1.74	(0.06)	(0.00)[d]	(0.06)	11.85	17.18%		1,088,316	0.28%		0.25%		2.18%
9/30/16[g]	10.00	0.01	0.16		0.17	-	-	-	10.17	1.70%	[b]	947,085	0.69%	[a]	0.25%	[a]	5.50%	[a]

	Year ended September 30			Period ended September 30, 2016[b]
	2019	2018	2017
Portfolio turnover rate	49%	37%	31%	0%[e]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.5%.
g	For the period September 15, 2016 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

110

MassMutual Select T. Rowe Price Bond Asset Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$9.94	$0.29	$0.69	$0.98	$(0.33)	$-	$(0.33)	$10.59	10.21%		$670,362	0.56%		0.40%		2.90%
9/30/18[g]	10.00	0.18	(0.24)	(0.06)	-	-	-	9.94	(0.60%	)[b]	512,086	0.51%	[a]	0.43%	[a]	2.78%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	287%	170%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

111

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$9.64	$0.53	$0.06	$0.59	$(0.32)	$-	$(0.32)	$9.91	6.35%		$110,630	0.92%		0.70%		5.45%
9/30/18[g]	10.00	0.33	(0.69)	(0.36)	-	-	-	9.64	(3.60%	)[b]	75,004	1.01%	[a]	0.70%	[a]	5.30%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	39%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

112

MassMutual Select T. Rowe Price Large Cap Blend Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.87	$0.12	$0.45	$0.57	$(0.08)	$-	$(0.08)	$11.36	5.39%		$1,280,663	0.65%		0.56%		1.09%
9/30/18[g]	10.00	0.07	0.80	0.87	-	-	-	10.87	8.70%	[b]	923,050	0.64%	[a]	0.58%	[a]	1.11%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	67%	64%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

113

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.09	$0.25	$0.14	$0.39	$(0.21)	$-	$(0.21)	$10.27	3.95%		$199,074	0.44%		0.16%		2.50%
9/30/18[g]	10.00	0.22	(0.13)	0.09	-	-	-	10.09	0.90%	[b]	116,512	0.46%	[a]	0.30%	[a]	3.36%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	135%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

114

MassMutual Select T. Rowe Price Real Assets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.56	$0.27	$(0.16)	$0.11	$(0.18)	$-	$(0.18)	$10.49	1.26%		$82,224	0.86%		0.61%		2.60%
9/30/18[g]	10.00	0.19	0.37	0.56	-	-	-	10.56	5.60%	[b]	61,160	1.00%	[a]	0.61%	[a]	2.86%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	40%	13%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

115

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$11.47	$0.07	$0.09	$0.16	$(0.04)	$(0.15)	$(0.19)	$11.44	1.72%		$632,662	0.76%		0.65%		0.59%
9/30/18[g]	10.00	0.03	1.44	1.47	-	-	-	11.47	14.70%	[b]	473,030	0.75%	[a]	0.65%	[a]	0.40%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	33%	22%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

116

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.03	$0.30	$2.12	$2.42	$(0.20)	$-	$(0.20)	$12.25	24.53%		$153,801	0.43%		0.16%		2.74%
9/30/18[g]	10.00	0.18	(0.15)	0.03	-	-	-	10.03	0.30%	[b]	113,795	0.46%	[a]	0.30%	[a]	2.72%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	155%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

117

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 8 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MM Select Equity Asset Fund (“Equity Asset Fund”)

MassMutual Select T. Rowe Price Bond Asset Fund (“MM Select T. Rowe Price Bond Asset Fund”)

MassMutual Select T. Rowe Price Emerging Markets Bond Fund (“MM Select T. Rowe Price Emerging Markets Bond Fund”)

MassMutual Select T. Rowe Price Large Cap Blend Fund (“MM Select T. Rowe Price Large Cap Blend Fund”)

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund (“MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund”)

MassMutual Select T. Rowe Price Real Assets Fund (“MM Select T. Rowe Price Real Assets Fund”)

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund (“MM Select T. Rowe Price Small and Mid Cap Blend Fund”)

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund (“MM Select T. Rowe Price U.S. Treasury Long-Term Fund”)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

New Disclosure Requirements

Pursuant to amendments to certain disclosure requirements in Regulation S-X adopted by the Securities and Exchange Commission (“SEC”), the presentation of certain disclosures within the Statements of Assets and Liabilities and the Statements of Changes in Net Assets have been conformed to meet these new requirements. There is no longer a requirement to present the components of distributable earnings on the Statements of Assets and Liabilities. Adjustments to the Statements of Changes in Net Assets include updates to prior year distributions to shareholders, distributions in excess of net investment income, and undistributed net investment income.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2018:

	Equity Asset Fund	MM Select T. Rowe Price Bond Asset Fund	MM Select T. Rowe Price Emerging Markets Bond Fund	MM Select T. Rowe Price Large Cap Blend Fund	MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MM Select T. Rowe Price Real Assets Fund	MM Select T. Rowe Price Small and Mid Cap Blend Fund	MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Distributions to shareholders
From net investment income:
Class I	$(23,594,966)	$-	$-	$-	$-	$-	$-	$-

Total distributions from net investment income	(23,594,966)	-	-	-	-	-	-	-

From net realized gains:
Class I	(41,359,057)	-	-	-	-	-	-	-

Total distributions from net realized gains	(41,359,057)	-	-	-	-	-	-	-

Accumulated undistributed (distributions in excess of) net investment income at end of year	$18,232,557	$12,802,733	$1,645,095	$5,093,159	$2,069,532	$887,805	$933,583	$1,568,058

118

Notes to Financial Statements (Continued)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

[1]

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

119

Notes to Financial Statements (Continued)

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that

120

Notes to Financial Statements (Continued)

reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of September 30, 2019, for the Funds’ investments:

	Level 1	Level 2		Level 3		Total
Equity Asset Fund
Asset Investments
Common Stock	$483,446,433	$22,884		$1,786	**	$483,471,103
Mutual Funds	113,932	-		-		113,932
Warrants	-	130	*	-	+**	130
Rights	-	-		4,066	**	4,066
Short-Term Investments	-	6,503,757		-		6,503,757

Total Investments	$483,560,365	$6,526,771		$5,852		$490,092,988

Liability Derivatives
Futures Contracts	$(39,124)	$-		$-		$(39,124)

MM Select T. Rowe Price Bond Asset Fund
Asset Investments
Bank Loans (Less Unfunded Loan Commitments)	$-	$15,840,652		$-		$15,840,652
Corporate Debt	-	200,706,775		-		200,706,775
Non-U.S. Government Agency Obligations	-	111,567,119		-		111,567,119
Sovereign Debt Obligations	-	120,852,782		-		120,852,782
U.S. Government Agency Obligations and Instrumentalities	-	130,920,124		-		130,920,124
U.S. Treasury Obligations	-	78,061,049		-		78,061,049
Purchased Options	-	27,108		-		27,108
Mutual Funds	406,295	-		-		406,295

121

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total

MM Select T. Rowe Price Bond Asset Fund (Continued)
Asset Investments (Continued)
Short-Term Investments	$38,738,729	$6,527,902	$-		$45,266,631
Unfunded Loan Commitments***	-	252	-		252

Total Investments	$39,145,024	$664,503,763	$-		$703,648,787

Asset Derivatives
Forward Contracts	$-	$2,664,593	$-		$2,664,593
Futures Contracts	187,078	-	-		187,078
Swap Agreements	-	275,347	-		275,347

Total	$187,078	$2,939,940	$-		$3,127,018

Liability Derivatives
Forward Contracts	$-	$(814,220)	$-		$(814,220)
Futures Contracts	(733,099)	-	-		(733,099)
Swap Agreements	-	(475,229)	-		(475,229)

Total	$(733,099)	$(1,289,449)	$-		$(2,022,548)

MM Select T. Rowe Price Emerging Markets Bond Fund
Asset Investments
Corporate Debt	$-	$44,115,828	$-		$44,115,828
Sovereign Debt Obligations	-	62,930,488	-		62,930,488
U.S. Treasury Obligations	-	129,667	-		129,667
Mutual Funds	909,780	-	-		909,780
Purchased Options	-	46,665	-		46,665
Short-Term Investments	394,951	1,008,655	-		1,403,606

Total Investments	$1,304,731	$108,231,303	$-		$109,536,034

Asset Derivatives
Forward Contracts	$-	$121,135	$-		$121,135

Liability Derivatives
Forward Contracts	$-	$(42,625)	$-		$(42,625)
Futures Contracts	(102,204)	-	-		(102,204)
Swap Agreements	-	(20,335)	-		(20,335)

Total	$(102,204)	$(62,960)	$-		$(165,164)

MM Select T. Rowe Price Large Cap Blend Fund
Asset Investments
Common Stock	$1,231,733,184	$23,588,584 *	$1,343,182	**	$1,256,664,950
Preferred Stock	6,033,078	1,300,189	2,181,141	**	9,514,408
Corporate Debt	-	832,120	-		832,120
Mutual Funds	2,200,780	-	-		2,200,780
Short-Term Investments	10,204,578	1,180,699	-		11,385,277

Total Investments	$1,250,171,620	$26,901,592	$3,524,323		$1,280,597,535

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Asset Investments
Corporate Debt	$-	$29,031,481	$-		$29,031,481
Non-U.S. Government Agency Obligations	-	15,843,037	-		15,843,037
U.S. Government Agency Obligations and Instrumentalities	-	3,630,625	-		3,630,625

122

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund (Continued)
Asset Investments (Continued)
U.S. Treasury Obligations	$-	$147,947,533	$-	$147,947,533
Short-Term Investments	334,725	2,371,356	-	2,706,081

Total Investments	$334,725	$198,824,032	$-	$199,158,757

Asset Derivatives
Futures Contracts	$31,410	$-	$-	$31,410
Swap Agreements	-	11,021	-	11,021

Total	$31,410	$11,021	$-	$42,431

Liability Derivatives
Futures Contracts	$(159,378)	$-	$-	$(159,378)
Swap Agreements	-	(297,428)	-	(297,428)
Written Options	(80,156)	-	-	(80,156)

Total	$(239,534)	$(297,428)	$-	$(536,962)

MM Select T. Rowe Price Real Assets Fund
Asset Investments
Common Stock*
Australia	$-	$6,570,353	$-	$6,570,353
Austria	-	140,452	-	140,452
Belgium	-	103,265	-	103,265
Bermuda	-	255,803	-	255,803
Brazil	949,920	-	-	949,920
Canada	6,554,747	-	-	6,554,747
Cayman Islands	-	137,985	-	137,985
Finland	-	395,796	-	395,796
France	30,031	1,529,396	-	1,559,427
Germany	-	334,400	-	334,400
Hong Kong	-	692,423	-	692,423
Ireland	682,088	-	-	682,088
Japan	-	2,493,273	-	2,493,273
Luxembourg	56,563	815,946	-	872,509
Mexico	392,880	-	-	392,880
Netherlands	354,958	457,340	-	812,298
Norway	-	677,338	-	677,338
Peru	166,525	-	-	166,525
Portugal	-	292,920	-	292,920
Republic of Korea	-	378,617	-	378,617
Russia	-	468,949	-	468,949
Singapore	-	322,562	-	322,562
South Africa	29,587	891,078	-	920,665
Spain	-	378,846	-	378,846
Sweden	-	1,376,586	-	1,376,586
Switzerland	-	399,506	-	399,506
United Kingdom	-	6,503,903	-	6,503,903
United States	39,203,224	-	-	39,203,224
Preferred Stock
Brazil	150,916	-	-	150,916
United States	278,630	-	-	278,630
Mutual Funds	1,061,052	-	-	1,061,052

123

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total

MM Select T. Rowe Price Real Assets Fund (Continued)
Asset Investments (Continued)
Purchased Options	$-	$18,348		$-		$18,348
Short-Term Investments	4,674,072	1,515,956		-		6,190,028

Total Investments	$54,585,193	$27,151,041		$-		$81,736,234

Asset Derivatives
Futures Contracts	$19,152	$-		$-		$19,152

Liability Derivatives
Futures Contracts	$(19,010)	$-		$-		$(19,010)

MM Select T. Rowe Price Small and Mid Cap Blend Fund
Asset Investments
Common Stock	$586,634,301	$12,195,077	*	$1,128,758	**	$599,958,136
Preferred Stock	-	1,121,183	*	3,265,456	**	4,386,639
Bank Loans	-	72,514		-		72,514
Warrants	-	-		5,341	**	5,341
Mutual Funds	9,673,343	-		-		9,673,343
Short-Term Investments	25,755,651	1,000,216		-		26,755,867

Total Investments	$622,063,295	$14,388,990		$4,399,555		$640,851,840

MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Asset Investments
U.S. Government Agency Obligations and Instrumentalities	$-	$9,031,289		$-		$9,031,289
U.S. Treasury Obligations	-	143,145,631		-		143,145,631
Short-Term Investments	394,102	490,467		-		884,569

Total Investments	$394,102	$152,667,387		$-		$153,061,489

Asset Derivatives
Futures Contracts	$116,547	$-		$-		$116,547

Liability Derivatives
Futures Contracts	$(132,013)	$-		$-		$(132,013)
Written Options	(52,563)	-		-		(52,563)

Total	$(184,576)	$-		$-		$(184,576)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.

***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.
+	Represents a security at $0 value as of September 30, 2019.

124

Notes to Financial Statements (Continued)

The following table shows Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2019.

Statements of Assets and Liabilities locations	Equity Asset Fund	MM Select T. Rowe Price Bond Asset Fund	MM Select T. Rowe Price Emerging Markets Bond Fund	MM Select T. Rowe Price Large Cap Blend Fund	MM Select T. Rowe Price Real Assets Fund	MM Select T. Rowe Price Small and Mid Cap Blend Fund

Receivables from:
Investments sold on a when-issued basis		X

Payables for:
Investments purchased on a when-issued basis		X
Collateral held for open futures contracts	X
Securities on loan	X	X	X	X	X	X

The Funds, with the exception of the Equity Asset Fund, had no Level 3 transfers during the year ended September 30, 2019. The Equity Asset Fund had Level 3 transfers during the year ended September 30, 2019; however, none of the transfers individually or collectively had a material impact on the Equity Asset Fund.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2019, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Asset Fund
Liability Derivatives
Futures Contracts^^	$-	$(39,124)	$-	$-	$(39,124)

Realized Gain (Loss)#
Futures Contracts	$-	$412,487	$-	$-	$412,487

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(39,124)	$-	$-	$(39,124)

MM Select T. Rowe Price Bond Asset Fund
Asset Derivatives
Purchased Options*	$-	$-	$27,108	$-	$27,108
Forward Contracts*	-	-	2,664,593	-	2,664,593
Futures Contracts^^	-	-	-	187,078	187,078
Swap Agreements*	93,714	-	-	-	93,714
Swap Agreements^^,^^^	167,874	-	-	13,759	181,633

Total Value	$261,588	$-	$2,691,701	$200,837	$3,154,126

125

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
MM Select T. Rowe Price Bond Asset Fund (Continued)
Liability Derivatives
Forward Contracts^	$-	$-	$(814,220)	$-	$(814,220)
Futures Contracts^^	-	-	-	(733,099)	(733,099)
Swap Agreements^	(365,827)	-	-	-	(365,827)
Swap Agreements^^,^^^	-	-	-	(109,402)	(109,402)

Total Value	$(365,827)	$-	$(814,220)	$(842,501)	$(2,022,548)

Realized Gain (Loss)#
Purchased Options	$-	$-	$(123,870)	$(112,956)	$(236,826)
Forward Contracts	-	-	4,468,527	-	4,468,527
Futures Contracts	-	-	-	1,030,302	1,030,302
Swap Agreements	382,541	-	-	(120,912)	261,629
Written Options	-	-	-	(37,672)	(37,672)

Total Realized Gain (Loss)	$382,541	$-	$4,344,657	$758,762	$5,485,960

Change in Appreciation (Depreciation)##
Purchased Options	$26,854	$-	$(3,618)	$-	$23,236
Forward Contracts	-	-	1,881,135	-	1,881,135
Futures Contracts	-	-	-	541,705	541,705
Swap Agreements	(129,753)	-	-	(87,676)	(217,429)
Written Options	(9,872)	-	-	1,906	(7,966)

Total Change in Appreciation (Depreciation)	$(112,771)	$-	$1,877,517	$455,935	$2,220,681

MM Select T. Rowe Price Emerging Markets Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$46,665	$-	$46,665
Forward Contracts*	-	-	121,135	-	121,135

Total Value	$-	$-	$167,800	$-	$167,800

Liability Derivatives
Forward Contracts^	$-	$-	$(42,625)	$-	$(42,625)
Futures Contracts^^	-	-	-	(102,204)	(102,204)
Swap Agreements^	(20,335)	-	-	-	(20,335)

Total Value	$(20,335)	$-	$(42,625)	$(102,204)	$(165,164)

Realized Gain (Loss)#
Purchased Options	$-	$-	$(61,667)	$32,450	$(29,217)
Forward Contracts	-	-	163,359	-	163,359
Futures Contracts	-	-	-	554,962	554,962
Swap Agreements	(75,749)	-	-	(3,070)	(78,819)
Written Options	-	-	17,843	-	17,843

Total Realized Gain (Loss)	$(75,749)	$-	$119,535	$584,342	$628,128

126

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
MM Select T. Rowe Price Emerging Markets Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(34,613)	$-	$(34,613)
Forward Contracts	-	-	43,321	-	43,321
Futures Contracts	-	-	-	(79,150)	(79,150)
Swap Agreements	(4,491)	-	-	(12,748)	(17,239)

Total Change in Appreciation (Depreciation)	$(4,491)	$-	$8,708	$(91,898)	$(87,681)

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$31,410	$31,410
Swap Agreements*	-	-	-	11,021	11,021

Total Value	$-	$-	$-	$42,431	$42,431

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(159,378)	$(159,378)
Swap Agreements^	-	-	-	(297,428)	(297,428)
Written Options^,^^^	-	-	-	(80,156)	(80,156)

Total Value	$-	$-	$-	$(536,962)	$(536,962)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$6,697	$-	$6,697
Futures Contracts	-	-	-	(276,628)	(276,628)
Written Options	-	-	-	(16,554)	(16,554)

Total Realized Gain (Loss)	$-	$-	$6,697	$(293,182)	$(286,485)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$(165,468)	$(165,468)
Swap Agreements	-	-	-	(388,469)	(388,469)
Written Options	-	-	-	(4,524)	(4,524)

Total Change in Appreciation (Depreciation)	$-	$-	$-	$(558,461)	$(558,461)

MM Select T. Rowe Price Real Assets Fund
Asset Derivatives
Purchased Options*	$-	$-	$18,348	$-	$18,348
Futures Contracts^^	-	14,999	-	4,153	19,152

Total Value	$-	$14,999	$18,348	$4,153	$37,500

Liability Derivatives
Futures Contracts^^	$-	$(19,010)	$-	$-	$(19,010)

Realized Gain (Loss)#
Purchased Options	$-	$-	$40,065	$-	$40,065
Forward Contracts	-	-	(3,220)	-	(3,220)
Futures Contracts	-	12,213	-	(189,620)	(177,407)

Total Realized Gain (Loss)	$-	$12,213	$36,845	$(189,620)	$(140,562)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$6,580	$-	$6,580
Futures Contracts	-	(4,011)	-	4,153	142

Total Change in Appreciation (Depreciation)	$-	$(4,011)	$6,580	$4,153	$6,722

127

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Realized Gain (Loss)#
Forward Contracts	$-	$-	$(243)	$-	$(243)
Futures Contracts	-	(345,910)	-	-	(345,910)

Total Realized Gain (Loss)	$-	$(345,910)	$(243)	$-	$(346,153)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$40,087	$-	$-	$40,087

MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$116,547	$116,547

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(132,013)	$(132,013)
Written Options^,^^^	-	-	-	(52,563)	(52,563)

Total Value	$-	$-	$-	$(184,576)	$(184,576)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$1,545,853	$1,545,853
Written Options	-	-	-	16,489	16,489

Total Realized Gain (Loss)	$-	$-	$-	$1,562,342	$1,562,342

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$52,261	$52,261
Written Options	-	-	-	5,188	5,188

Total Change in Appreciation (Depreciation)	$-	$-	$-	$57,449	$57,449

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps or exchange-traded written options which are not subject to a master netting agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended September 30, 2019, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

		Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options	Written Swaptions
Equity Asset Fund	54	$-	$-	-	-	$-
MM Select T. Rowe Price Bond Asset Fund	1,443	179,312,322	207,765,969	8,959,375	10,050,073	9,140,000
MM Select T. Rowe Price Emerging Markets Bond Fund	49	5,787,487	39,014,161	3,468,750	975,000	-

128

Notes to Financial Statements (Continued)

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options	Written Swaptions
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	312	$853,592	$31,327,250	-	115	$-
MM Select T. Rowe Price Real Assets Fund	20	11,476	-	1,885,714	-	-
MM Select T. Rowe Price Small and Mid Cap Blend Fund	24	71,035	-	-	-	-
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	221	-	-	-	56	-

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2019.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2019. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2019.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
MM Select T. Rowe Price Bond Asset Fund
Bank of America N.A.	$50,297	$(50,297)	$-	$-
Barclays Bank PLC	138,011	(124,919)	-	13,092
BNP Paribas SA	303,251	(132,434)	(170,817)	-
Citibank N.A.	308,861	(227,957)	-	80,904
Credit Suisse International	7,760	(7,760)	-	-
Deutsche Bank AG	2,144	(2,144)	-	-
Goldman Sachs International	313,473	(234,106)	-	79,367
HSBC Bank USA	117,406	(59,012)	-	58,394
JP Morgan Chase Bank N.A.	142,450	(130,024)	-	12,426
Morgan Stanley & Co. LLC	155,699	(50,200)	-	105,499
UBS AG	1,246,063	(40,085)	(1,021,758)	184,220

	$2,785,415	$(1,058,938)	$(1,192,575)	$533,902

MM Select T. Rowe Price Emerging Markets Bond Fund
Bank of America N.A.	$21,808	$(1,249)	$-	$20,559
Barclays Bank PLC	46,571	(2,634)	-	43,937
BNP Paribas SA	19,104	(2,701)	-	16,403
Citibank N.A.	8,052	(8,052)	-	-
Credit Suisse International	52	(52)	-	-
Goldman Sachs International	34,604	(394)	-	34,210
HSBC Bank USA	5,307	(5,307)	-	-
JP Morgan Chase Bank N.A.	17,735	(3,077)	-	14,658
UBS AG	14,567	-	-	14,567

	$167,800	$(23,466)	$-	$144,334

129

Notes to Financial Statements (Continued)

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Bank of America N.A.	$1,464	$(1,464)	$-	$-
Barclays Bank PLC	4,985	(4,985)	-	-
Citibank N.A.	669	(53)	-	616
Goldman Sachs & Co.	3,903	-	-	3,903

	$11,021	$(6,502)	$-	$4,519

MM Select T. Rowe Price Real Assets Fund
Deutsche Bank AG	$18,348	$-	$-	$18,348

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2019.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
MM Select T. Rowe Price Bond Asset Fund
Bank of America N.A.	$(114,218)	$50,297	$-	$(63,921)
Barclays Bank PLC	(124,919)	124,919	-	-
BNP Paribas SA	(132,434)	132,434	-	-
Citibank N.A.	(227,957)	227,957	-	-
Credit Suisse International	(62,301)	7,760	-	(54,541)
Deutsche Bank AG	(4,791)	2,144	-	(2,647)
Goldman Sachs International	(234,106)	234,106	-	-
HSBC Bank USA	(59,012)	59,012	-	-
JP Morgan Chase Bank N.A.	(130,024)	130,024	-	-
Morgan Stanley & Co. LLC	(50,200)	50,200	-	-
UBS AG	(40,085)	40,085	-	-

	$(1,180,047)	$1,058,938	$-	$(121,109)

MM Select T. Rowe Price Emerging Markets Bond Fund
Bank of America N.A.	$(1,249)	$1,249	$-	$-
Barclays Bank PLC	(2,634)	2,634	-	-
BNP Paribas SA	(2,701)	2,701	-	-
Citibank N.A.	(23,779)	8,052	-	(15,727)
Credit Suisse International	(2,430)	52	-	(2,378)
Goldman Sachs International	(394)	394	-	-
HSBC Bank USA	(22,809)	5,307	-	(17,502)
JP Morgan Chase Bank N.A.	(3,077)	3,077	-	-
Morgan Stanley & Co. LLC	(3,887)	-	-	(3,887)

	$(62,960)	$23,466	$-	$(39,494)

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Bank of America N.A.	$(226,270)	$1,464	$224,806	$-
Barclays Bank PLC	(14,955)	4,985	-	(9,970)
Citibank N.A.	(53)	53	-	-
UBS AG	(56,150)	-	-	(56,150)

	$(297,428)	$6,502	$224,806	$(66,120)

*	Represents the net amount receivable from the counterparty in the event of default.

130

Notes to Financial Statements (Continued)

**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2019, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a forward contract with respect to that currency. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

131

Notes to Financial Statements (Continued)

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

132

Notes to Financial Statements (Continued)

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk – the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap

133

Notes to Financial Statements (Continued)

premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund

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may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative

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Notes to Financial Statements (Continued)

instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

136

Notes to Financial Statements (Continued)

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

The MM Select T. Rowe Price Bond Asset Fund entered into certain loan agreements which are unfunded. The MM Select T. Rowe Price Bond Asset Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the MM Select T. Rowe Price Bond Asset Fund’s Portfolio of Investments. At September 30, 2019, the MM Select T. Rowe Price Bond Asset Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to

137

Notes to Financial Statements (Continued)

repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2019, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2019, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

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Notes to Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Foreign Securities

The MM Select T. Rowe Price Real Assets Fund invests a significant amount of its assets in foreign securities and the MM Select T. Rowe Price Emerging Markets Bond Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the average daily net assets of the Fund.

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Notes to Financial Statements (Continued)

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Equity Asset Fund	0.18%	J.P. Morgan Investment Management Inc.
MM Select T. Rowe Price Bond Asset Fund	0.45%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Emerging Markets Bond Fund	0.72%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Large Cap Blend Fund	0.60%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.33%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Real Assets Fund	0.63%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Small and Mid Cap Blend Fund	0.67%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	0.32%	T. Rowe Price Associates, Inc.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses), based upon the average daily net assets of the Funds, as follows:

Class I
MM Select T. Rowe Price Emerging Markets Bond Fund*	0.70%
MM Select T. Rowe Price Real Assets Fund*	0.61%
MM Select T. Rowe Price Small and Mid Cap Blend Fund*	0.65%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2020.

Prior to February 1, 2019, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the Fund, as follows:

Class I
Equity Asset Fund	0.25%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Effective October 18, 2018, MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the Funds, as follows:

Class I
MM Select T. Rowe Price Bond Asset Fund**	0.40%
MM Select T. Rowe Price Large Cap Blend**	0.56%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund**	0.15%
MM Select T. Rowe Price U.S. Treasury Long-Term Fund**	0.15%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
**	Expense caps in effect through January 31, 2020.

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Notes to Financial Statements (Continued)

Prior October 18, 2018, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the Funds, as follows:

Class I
MM Select T. Rowe Price Bond Asset Fund	0.43%
MM Select T. Rowe Price Large Cap Blend Fund	0.58%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.30%
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	0.30%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2019:

Total % Ownership by Related Party
Equity Asset Fund	100.0%
MM Select T. Rowe Price Bond Asset Fund	100.0%
MM Select T. Rowe Price Emerging Markets Bond Fund	100.0%
MM Select T. Rowe Price Large Cap Blend Fund	100.0%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	100.0%
MM Select T. Rowe Price Real Assets Fund	100.0%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	100.0%
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	100.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term) for the year ended September 30, 2019, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Equity Asset Fund	$-	$223,541,066	$-	$229,797,560
MM Select T. Rowe Price Bond Asset Fund	1,512,435,933	286,589,713	1,463,477,906	200,104,647
MM Select T. Rowe Price Emerging Markets Bond Fund	-	72,899,183	-	36,685,731
MM Select T. Rowe Price Large Cap Blend Fund	-	1,022,095,845	-	729,661,459

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Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	$245,022,597	$30,654,618	$188,473,948	$11,583,675
MM Select T. Rowe Price Real Assets Fund	-	43,228,492	-	27,327,621
MM Select T. Rowe Price Small and Mid Cap Blend Fund	-	315,736,978	-	170,895,946
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	214,329,478	-	199,582,957	-

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

Fund	Purchases	Sales
MM Select T. Rowe Price Large Cap Blend Fund	$542,880	$-
MM Select T. Rowe Price Small and Mid Cap Blend Fund	124,516	74,950

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount

Equity Asset Fund Class I
Sold	18,540,918	$148,250,147	10,771,364	$129,404,750
Issued as reinvestment of dividends	24,604,413	164,357,477	5,565,898	64,954,022
Redeemed	(21,464,270)	(170,167,802)	(67,895,704)	(834,020,415)

Net increase (decrease)	21,681,061	$142,439,822	(51,558,442)	$(639,661,643)

MM Select T. Rowe Price Bond Asset Fund Class I*
Sold	24,745,800	$248,417,165	55,536,825	$552,517,728
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(13,002,693)	(129,359,918)	(3,996,793)	(39,706,702)

Net increase (decrease)	11,743,107	$119,057,247	51,540,032	$512,811,026

MM Select T. Rowe Price Emerging Markets Bond Fund Class I*
Sold	4,223,172	$40,404,850	8,621,939	$84,626,103
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(837,811)	(8,110,673)	(838,419)	(8,250,487)

Net increase (decrease)	3,385,361	$32,294,177	7,783,520	$76,375,616

MM Select T. Rowe Price Large Cap Blend Fund Class I*
Sold	36,262,094	$381,693,642	89,841,026	$943,711,125
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(8,394,829)	(90,487,308)	(4,960,844)	(52,223,536)

Net increase (decrease)	27,867,265	$291,206,334	84,880,182	$891,487,589

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Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Class I*
Sold	10,255,106	$103,886,083	13,058,096	$130,895,875
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,420,449)	(24,394,499)	(1,511,559)	(15,233,701)

Net increase (decrease)	7,834,657	$79,491,584	11,546,537	$115,662,174

MM Select T. Rowe Price Real Assets Fund Class I*
Sold	2,470,405	$25,072,251	6,037,890	$62,688,761
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(423,348)	(4,280,143)	(243,634)	(2,538,083)

Net increase (decrease)	2,047,057	$20,792,108	5,794,256	$60,150,678

MM Select T. Rowe Price Small and Mid Cap Blend Fund Class I*
Sold	18,303,632	$197,400,902	43,927,856	$468,017,996
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(4,236,064)	(46,446,229)	(2,696,389)	(29,538,623)

Net increase (decrease)	14,067,568	$150,954,673	41,231,467	$438,479,373

MM Select T. Rowe Price U.S. Treasury Long-Term Fund Class I*
Sold	4,133,606	$43,484,692	11,894,450	$120,049,632
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,917,813)	(31,561,393)	(551,667)	(5,600,328)

Net increase (decrease)	1,215,793	$11,923,299	11,342,783	$114,449,304

*	Fund commenced operations on February 9, 2018.

6. Federal Income Tax Information

At September 30, 2019, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM Select Equity Asset Fund	$440,650,515	$65,854,813	$(16,451,464)	$49,403,349
MM Select T. Rowe Price Bond Asset Fund	684,061,781	24,520,851	(4,933,845)	19,587,006
MM Select T. Rowe Price Emerging Markets Bond Fund	111,562,615	5,541,066	(7,567,647)	(2,026,581)
MM Select T. Rowe Price Large Cap Blend Fund	1,167,455,465	131,664,346	(18,522,276)	113,142,070
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	197,516,099	2,111,771	(469,113)	1,642,658
MM Select T. Rowe Price Real Assets Fund	80,941,630	7,269,975	(6,475,371)	794,604
MM Select T. Rowe Price Small and Mid Cap Blend Fund	610,531,925	67,699,152	(37,379,237)	30,319,915
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	133,359,880	19,835,197	(143,866)	19,691,331

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules

143

Notes to Financial Statements (Continued)

as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2019, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
MM Select Equity Asset Fund	$-	$-
MM Select T. Rowe Price Bond Asset Fund	-	-
MM Select T. Rowe Price Emerging Markets Bond Fund	-	339,829
MM Select T. Rowe Price Large Cap Blend Fund	6,723,487	-
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	36,416	297,912
MM Select T. Rowe Price Real Assets Fund	954,866	461,341
MM Select T. Rowe Price Small and Mid Cap Blend Fund	-	-
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	-	-

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2019, post-October capital losses:

	Post-October Loss	Post October Currency Loss
MM Select T. Rowe Price Large Cap Blend Fund	$19,655,921	$-

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM Select Equity Asset Fund	$28,677,960	$135,679,517	$-
MM Select T. Rowe Price Bond Asset Fund	18,481,876	-	-
MM Select T. Rowe Price Emerging Markets Bond Fund	3,082,507	-	-
MM Select T. Rowe Price Large Cap Blend Fund	7,702,002	-	-
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	2,673,612	-	-
MM Select T. Rowe Price Real Assets Fund	1,177,029	10,846	-
MM Select T. Rowe Price Small and Mid Cap Blend Fund	8,792,659	126,631	-
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	2,475,554	-	-

144

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Equity Asset Fund	$51,017,000	$13,937,023	$-

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2019, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
MM Select Equity Asset Fund	$4,780,955	$19,632,052	$(40,935)	$49,391,003
MM Select T. Rowe Price Bond Asset Fund	19,323,807	-	(13,010)	19,182,509
MM Select T. Rowe Price Emerging Markets Bond Fund	4,338,612	(339,829)	(1,938)	(2,036,632)
MM Select T. Rowe Price Large Cap Blend Fund	11,210,393	(6,723,487)	(19,679,624)	113,140,483
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	2,901,303	(334,328)	(3,144)	1,356,122
MM Select T. Rowe Price Real Assets Fund	1,896,421	(1,416,207)	(1,588)	802,923
MM Select T. Rowe Price Small and Mid Cap Blend Fund	5,436,596	7,483,838	(11,878)	30,319,091
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	4,511,562	3,227,983	(2,820)	19,691,331

During the year ended September 30, 2019, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
MM Select Equity Asset Fund	$91,654	$24,996	$(116,650)
MM Select T. Rowe Price Bond Asset Fund	11	(4,891,278)	4,891,267
MM Select T. Rowe Price Emerging Markets Bond Fund	2	84,502	(84,504)
MM Select T. Rowe Price Large Cap Blend Fund	21,176	(1,823,473)	1,802,297
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	3	273,342	(273,345)
MM Select T. Rowe Price Real Assets Fund	1	(34,642)	34,641
MM Select T. Rowe Price Small and Mid Cap Blend Fund	13	(90,473)	90,460
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	2	(83,221)	83,219

The Funds did not have any unrecognized tax benefits at September 30, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2019, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

145

Notes to Financial Statements (Continued)

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update 2018-13 – Fair Value Measurement (Topic 820) Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of ASU 2018-13 and has early adopted the disclosure requirements and the impact, if any, is reflected within the Funds’ financial statements.

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2019, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective October 18, 2019, MML Advisers has agreed to cap the fees and expenses of the MM Select T. Rowe Price Large Cap Blend Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55% for Class I.

146

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MM Select Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2019; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the MassMutual Select Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

MM Select Equity Asset Fund	For the year ended September 30, 2019	For the years ended September 30, 2019 and 2018	For each of the three years in the period ended September 30, 2019 and the period from September 15, 2016 (commencement of operations) through September 30, 2016

MassMutual Select T. Rowe Price Bond Asset Fund,

MassMutual Select T. Rowe Price Emerging Markets Bond Fund,

MassMutual Select T. Rowe Price Large Cap Blend Fund,

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund,

MassMutual Select T. Rowe Price Real Assets Fund,

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund

	For the year ended September 30, 2019	For the year ended September 30, 2019 and for the period February 9, 2018 (commencement of operations) through September 30, 2018	For the year ended September 30, 2019 and for the period February 9, 2018 (commencement of operations) through September 30, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material

147

Report of Independent Registered Public Accounting Firm (Continued)

misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2019

We have served as the auditor of one or more MassMutual investment companies since 1995.

148

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 71	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	109	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 61	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 65	Trustee	Since 2012	Retired.	109	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 72	Chairperson Trustee	Since 2016 Since 2003	Retired.	109	Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

149

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 68	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	109	Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 67	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	111^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 57	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109	Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

150

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 74	Trustee	Since 2003	Retired.	111^	Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 44	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting (since 2018), Head of Investment Consulting & Strategy (2017-2018), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109

Andrew M. Goldberg Age: 53	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	109

Renee Hitchcock Age: 48	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

151

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jill Nareau Robert Age: 47	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	109

Douglas Steele Age: 44	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109

Philip S. Wellman Age: 55	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	109

Eric H. Wietsma Age: 53	President Vice President	Since 2008 2006- 2008	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

152

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2019, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
MM Select Equity Asset Fund	38.59%
MM Select T. Rowe Price Large Cap Blend Fund	100.00%
MM Select T. Rowe Price Real Assets Fund	13.22%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	14.21%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2019:

Qualified Dividend Income
MM Select Equity Asset Fund	$8,337,713
MM Select T. Rowe Price Large Cap Blend Fund	17,406,426
MM Select T. Rowe Price Real Assets Fund	1,472,496
MM Select T. Rowe Price Small and Mid Cap Blend Fund	5,495,573

153

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

For periods ending on or after March 31, 2019, the Funds filed their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT will be available on the SEC’s EDGAR database on its website at http://www.sec.gov. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2019, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Equity Asset Fund, MM Select T. Rowe Price Bond Asset Fund, MM Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price Large Cap Blend Fund, MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MM Select T. Rowe Price Real Assets Fund, MM Select T. Rowe Price Small and Mid Cap Blend Fund, and MM Select T. Rowe Price U.S. Treasury Long-Term Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information, as applicable, for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) as applicable, the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance, as applicable, and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the

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Other Information (Unaudited) (Continued)

work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information, as applicable, for each Fund. (References to any one-year period below are to the period ended December 31, 2018. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all of the Funds were within the top thirty percent of their peer groups. In addition, all had net advisory fees below the medians of their peers.

The Committee considered that all of the Funds, except the Equity Asset Fund, had launched in February 2018 and therefore did not have sufficiently long performance histories for comparison. The Equity Asset Fund had launched in September 2016, but in September 2018 had changed subadvisers and was repositioned from a special purpose vehicle to access low cost passive exposure to a variety of equity asset classes to a domestic large cap blend fund.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund, as applicable (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

At their meeting in September 2019, the Trustees, including the Independent Trustees, reviewed and approved an amendment to the existing subadvisory agreement between MML Advisers and T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the MM Select T. Rowe Price Real Assets Fund (the “Amended Agreement”) in order to allow T. Rowe Price the ability to delegate any of its duties to an affiliated sub-subadviser, subject to certain conditions, and a delegation agreement (sub-subadvisory agreement) between T. Rowe Price and T. Rowe Price Japan, Inc. (“T. Rowe Price Japan”) for the MM Select T. Rowe Price Real Assets Fund (“Delegation Agreement”). The Trustees considered that there would be no change in the services provided in respect of the Fund or in the personnel providing the services as a result of the implementation of the Delegation Agreement. The Trustees noted that, under the current arrangement, one portfolio manager of T. Rowe Price Japan participated in T. Rowe Price’s management of the Fund as an associated person of T. Rowe Price. The Delegation Agreement between T. Rowe Price and T. Rowe Price Japan would replace this arrangement such that the employee of T. Rowe Price Japan would continue to provide similar services in respect of the Fund and T. Rowe Price would pay a fee to T. Rowe Price Japan. The Trustees considered that this new arrangement would not cause any changes in the fees payable by the Fund or MML Advisers.

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Other Information (Unaudited) (Continued)

In arriving at their decision, the Trustees concluded that they were satisfied with the terms of the Amended Agreement and Delegation Agreement and that each was appropriate and in the best interests of the Fund. In their deliberations, the Trustees were advised by independent counsel.

Prior to the votes being taken to approve the Amended Agreement and Delegation Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Amended Agreement and Delegation Agreement each became effective on September 12, 2019.

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Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2019

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2019:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2019.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Equity Asset Fund
Class I	$1,000	0.14%	$1,056.10	$0.73	$1,024.60	$0.72
MM Select T. Rowe Price Bond Asset Fund
Class I	1,000	0.40%	1,053.70	2.08	1,023.30	2.05
MM Select T. Rowe Price Emerging Markets Bond Fund
Class I	1,000	0.70%	1,016.40	3.58	1,021.80	3.59
MM Select T. Rowe Price Large Cap Blend Fund
Class I	1,000	0.56%	1,050.90	2.91	1,022.50	2.87
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Class I	1,000	0.15%	1,021.90	0.77	1,024.60	0.77

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Real Assets Fund
Class I	$1,000	0.61%	$997.10	$3.09	$1,022.30	$3.13
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Class I	1,000	0.65%	1,044.70	3.37	1,022.00	3.33
MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Class I	1,000	0.15%	1,143.80	0.81	1,024.60	0.77

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2019, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise.

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Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, Connecticut 06082-1981

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45701-01

Item 2. Code of Ethics.

As of September 30, 2019, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2019, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2019 and 2018 were $1,754,822 and $1,343,845, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2019 and 2018. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2019 and 2018.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2019 and 2018 were $346,791 and $240,702, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2019 and 2018.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2019 and 2018. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2019 and 2018.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2019 and 2018 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2019 and 2018 were $1,328,452 and $7,132,213, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/26/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/26/2019

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date 11/26/2019